UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-866-746-2602

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Item 1, the companion submission will be identical in all material respects to this initial filing.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Equity-Related Strategy Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—Long Duration Strategy Funds

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Real Return Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2012

Asset Allocation Funds

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO RealRetirement® 2015 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2025 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2035 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2045 Fund

PIMCO RealRetirement® 2050 Fund

PIMCO RealRetirement® Income and Distribution Fund

PIMCO Global Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		21
Financial Highlights		24
Statements of Assets and Liabilities		38
Consolidated Statement of Assets and Liabilities		42
Statements of Operations		44
Consolidated Statement of Operations		46
Statements of Changes in Net Assets		47
Consolidated Statements of Changes in Net Assets		50
Statement of Cash Flows		51
Notes to Financial Statements		101
Report of Independent Registered Public Accounting Firm		131
Glossary		132
Federal Income Tax Information		133
Management of the Trust		134
Privacy Policy		136
Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO RealRetirement® 2045 Fund		137

Fund	Fund Summary	Schedule of Investments

PIMCO All Asset Fund	6	52
PIMCO All Asset All Authority Fund	7	54
PIMCO RealRetirement® 2015 Fund	8	56
PIMCO RealRetirement® 2020 Fund	9	60
PIMCO RealRetirement® 2025 Fund	10	64
PIMCO RealRetirement® 2030 Fund	11	68
PIMCO RealRetirement® 2035 Fund	12	72
PIMCO RealRetirement® 2040 Fund	13	76
PIMCO RealRetirement® 2045 Fund	14	80
PIMCO RealRetirement® 2050 Fund	15	82
PIMCO RealRetirement® Income and Distribution Fund*	16	86
PIMCO Global Multi-Asset Fund	17	90

* Prior to January 18, 2012, the Fund’s name was PIMCO RealRetirement® 2010 Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

During the reporting period, market volatility reached a state of heightened intensity brought on by a number of diverse yet inter-related events. In response, investors oscillated between being either “risk on” or “risk off” throughout the period, which further contributed to overall market volatility. The European sovereign debt crisis, in particular, amplified global concerns over a Greek default, systemic contagion to the rest of the region and the negative impact such a sovereign default (or defaults) would have on the global banking sector. The European Central Bank initiated a number of long-term debt refinancing programs, via large injections of liquidity, to help contain the crisis and stabilize the European banking system. Nonetheless, several Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, which led to sovereign debt downgrades by the major rating agencies.

In early March, Greece completed an orderly debt swap with private creditors and worked towards restructuring the majority of its public debt. The European Union, via the European Central Bank, agreed to provide Greece with billions of euros in financing over time to help recapitalize Greek banks and support the government. This “organized Greek default” (orchestrated via coordinated efforts globally) contributed to improved investor confidence. However, we believe the European sovereign debt crisis is far from over and should remain a factor causing continued sovereign credit market downside. The Eurozone crisis highlights a number of problems facing many European countries, in which peripheral (and in some cases central) European economies suffer from a loss of competitiveness, negative demographics, currency rigidity, and high sovereign debt levels.

Within the U.S., polarization in Washington led to political theatrics over the debt ceiling debate. At its most recent conclusion, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s, highlighting the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Expanded quantitative easing policies by the Federal Reserve helped provide needed stimulus to a struggling economy and better than expected automobile and manufacturing output provided signs of modest improvement for the U.S. economy. In addition, the overall rate of U.S. unemployment declined over the period, which was an encouraging development though far from being at a level near full employment.

Finally, ongoing social unrest and political uncertainty in the Middle East and North Africa caused instability in the region. The uprising in Syria and Iran’s “saber rattling” in response to Western economic sanctions continue to cause concern worldwide. Most troublesome, the rising tension between Iran and Israel exerted upward pressure on oil prices at a time when the global economy is beginning to show clear signs of slowdown from its 2009-2011 cyclic uptick.

The heightened unpredictability inherent in the markets today present investors with an unusual set of global dynamics that exhibit both increased risks and challenges but also potential opportunities. We believe that such unpredictability can translate into strategies that are generally defensive in nature yet are also flexible enough to be offensive as investment opportunities arise globally. Investor paralysis has never been a legitimate investment option.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower (and prices therefore higher) as investors favored higher quality assets due primarily to ongoing concerns over the European sovereign debt crisis. The yield on the benchmark ten-year U.S. Treasury note yielded 2.21%, or 1.26% lower than on March 31, 2011. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the European Central Bank reduced its main policy rate to 1.00%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.71% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a return of 12.20%, as represented by the Barclays Capital U.S. TIPS Index. TIPS gained on lower real yields across the maturity curve, as shorter maturity real yields fell significantly due to rising crude oil prices towards the latter part of the period. Longer-dated real yields rallied

2	PIMCO ASSET ALLOCATION FUNDS

following “Operation Twist” as well as due to strong institutional demand for the asset class. TIPS outperformed nominal U.S. Treasuries; while real and nominal yields rallied fairly in-line with each other, TIPS benefited from strong inflation accruals as inflation ran close to 3% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries due to healthy demand from investors (namely banks, money managers, real estate investment trusts (“REITs”), and non-U.S. institutions) as well as from diminished fears of a widespread refinancing wave. Commercial mortgage-backed securities (“CMBS”) also outperformed like-duration U.S. Treasuries amid strong investor demand for high-quality spread investments.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns over the period. The positive returns were largely driven by heavy inflows into the market on declining investor concerns over widespread municipal defaults. Municipal returns were also supported by a relatively light new-issue calendar over the period. Demand for BABs remained strong as these securities continue to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Investor risk sentiment changed periodically during the reporting period. When risk appetite did emerge, emerging market (“EM”) local sovereign debt and local currencies performed well. However, the period was predominately risk-off, driven largely by the European sovereign debt crisis, and U.S. dollar-denominated EM sovereign debt therefore outperformed other EM asset classes over the entire reporting period as investors sought some relative safety. Each EM fixed income asset class posted positive returns over the period except for EM currencies, which tend to be most responsive to changes in global risk sentiment.

■

U.S. equities, as measured by the S&P 500 Index, returned 8.54% due to increased investor risk appetite towards the latter part of the period. However, global equities, as represented by the MSCI World Index, returned 0.56%, and overall performance was impacted by investor concerns over the European sovereign debt crisis. Similar concerns also impacted returns of emerging market equities, as measured by the MSCI Emerging Markets Index, which declined 8.80% for the period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2012

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, underlying PIMCO Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Global Multi-Asset Funds (“PIMCO Fund of Funds”) may invest their respective assets in Underlying PIMCO Funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The PIMCO RealRetirement® Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealRetirement® Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the PIMCO RealRetirement® Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO RealRetirement® Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealRetirement® Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealRetirement® Fund’s name.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each

4	PIMCO ASSET ALLOCATION FUNDS

individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	04/30/03	01/31/06
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	—	07/29/05	—
PIMCO RealRetirement® 2015 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2020 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2025 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2030 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2035 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2040 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2045 Fund	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	—	02/29/12	02/29/12
PIMCO RealRetirement® 2050 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® Income and Distribution Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	10/14/11	10/29/08	10/29/08	—	10/29/08	10/29/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2012	5

PIMCO All Asset Fund

Institutional Class - PAAIX Class P - PALPX Administrative Class - PAALX	Class A - PASAX Class B - PASBX Class C - PASCX
Class D - PASDX	Class R - PATRX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	9.4%
PIMCO Income Fund	8.6%
PIMCO Emerging Markets Currency Fund	7.7%
PIMCO Emerging Local Bond Fund	7.0%
PIMCO Floating Income Fund	6.9%
PIMCO High Yield Fund	6.8%
PIMCO CommoditiesPLUS® Strategy Fund	6.6%
Other	47.0%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	5.34%	6.42%	8.87%
PIMCO All Asset Fund Class P	5.25%	6.34%	8.78%
PIMCO All Asset Fund Administrative Class	5.03%	6.16%	8.61%
PIMCO All Asset Fund Class D	4.90%	5.94%	8.29%
PIMCO All Asset Fund Class A	4.80%	5.80%	8.22%
PIMCO All Asset Fund Class A (adjusted)	0.87%	5.00%	7.80%
PIMCO All Asset Fund Class B	4.05%	5.02%	7.56%
PIMCO All Asset Fund Class B (adjusted)	0.62%	4.94%	7.56%
PIMCO All Asset Fund Class C	4.05%	5.03%	7.42%
PIMCO All Asset Fund Class C (adjusted)	3.07%	5.03%	7.42%
PIMCO All Asset Fund Class R	4.51%	5.51%	7.92%
Barclays Capital U.S. TIPS: 1-10 Year Index	7.96%	6.64%	6.10%
Consumer Price Index + 500 Basis Points	7.89%	7.46%	7.76%
Lipper Flexible Portfolio Funds Average	1.48%	2.93%	7.05%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.965% for Institutional Class shares, 1.065% for Class P shares, 1.215% for Administrative Class shares, 1.365% for Class D shares, 1.465% for Class A shares, 2.215% for Class B shares, 2.215% for Class C shares, and 1.715% for Class R shares.

Portfolio Insights

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The PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the funds of funds, as well as in funds of the PIMCO Equity Series).

»

An allocation to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, added to returns as long maturity U.S. TIPS posted positive returns for the reporting period.

»

Exposure to locally-denominated and U.S. dollar denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Bond Fund, benefited returns as locally-denominated and U.S. dollar-denominated emerging market bonds gained value during the reporting period.

»

An allocation to long maturity U.S. bond strategies, primarily through the PIMCO Long Duration Total Return Fund, PIMCO Long Term Credit Fund and PIMCO Long Term U.S. Government Fund, benefited returns as long maturity U.S. bonds posted positive returns for the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO High Yield Fund and PIMCO Investment Grade Credit Fund, added to returns as high yield and corporate bonds posted positive returns for the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained value during the reporting period.

»

Modest exposure to emerging market equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, detracted from returns as emerging market equities declined during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, detracted from returns as the commodity markets sold off during the reporting period.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO All Asset All Authority Fund

Institutional Class - PAUIX	Class A - PAUAX
Class P - PAUPX	Class C - PAUCX
Class D - PAUDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO Emerging Markets Currency Fund	8.4%
PIMCO High Yield Fund	7.5%
PIMCO CommoditiesPLUS® Strategy Fund	6.8%
PIMCO Emerging Local Bond Fund	6.7%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	6.3%
Short-Term Instruments	6.2%
PIMCO Income Fund	5.2%
PIMCO StocksPLUS® TR Short Strategy Fund	5.1%
Other	47.8%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	7.11%	7.75%	8.06%
PIMCO All Asset All Authority Fund Class P	7.02%	7.63%	7.87%
PIMCO All Asset All Authority Fund Class D	6.79%	7.26%	7.48%
PIMCO All Asset All Authority Fund Class A	6.60%	7.13%	7.42%
PIMCO All Asset All Authority Fund Class A (adjusted)	0.73%	6.31%	6.93%
PIMCO All Asset All Authority Fund Class C	5.87%	6.33%	6.62%
PIMCO All Asset All Authority Fund Class C (adjusted)	4.88%	6.33%	6.62%
S&P 500 Index	8.54%	2.01%	5.66%
Consumer Price Index + 650 Basis Points	9.51%	9.07%	9.44%
Lipper Flexible Portfolio Funds Average	1.48%	2.93%	6.01%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.42% for Institutional Class shares, 1.52% for Class P shares, 1.82% for Class D shares, 1.87% for Class A shares, and 2.62% for Class C shares.

Portfolio Insights

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The PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the funds of funds, as well as in funds of the PIMCO Equity Series).

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An allocation to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, added to returns as long maturity U.S. TIPS posted positive returns for the reporting period.

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Exposure to locally-denominated and U.S. dollar-denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Bond Fund, benefited returns as locally-denominated and U.S. dollar-denominated emerging market bonds gained value during the reporting period.

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An allocation to long maturity U.S. bond strategies, primarily through the PIMCO Long Duration Total Return Fund, PIMCO Long Term Credit Fund and PIMCO Long Term U.S. Government Fund, benefited returns as long maturity U.S. bonds posted positive returns for the reporting period.

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Exposure to credit strategies, primarily through the PIMCO High Yield Fund and PIMCO Investment Grade Credit Fund, added to returns as high yield and corporate bonds posted positive returns for the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained value during the reporting period.

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Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS® Strategy Fund, detracted from returns as the commodity markets sold off during the reporting period.

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Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund detracted from returns. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI® 1000 Index and short equity exposure via the S&P 500 Index, with actively managed fixed income collateral, posted negative returns for the period.

ANNUAL REPORT	MARCH 31, 2012	7

PIMCO RealRetirement® 2015 Fund

Institutional Class - PTNIX	Class A - PTNYX
Class P - PTNQX	Class C - PTNWX
Administrative Class - PTNNX	Class R - PTNSX
Class D - PTNUX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO Total Return Fund	25.8%
PIMCO Real Return Fund	25.4%
Short-Term Instruments	14.5%
PIMCO StocksPLUS® Fund	8.7%
PIMCO Low Duration Fund	6.4%
Other	19.2%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
Fund Inception (06/30/11)
PIMCO RealRetirement® 2015 Fund Institutional Class	1.75%
PIMCO RealRetirement® 2015 Fund Class P	1.68%
PIMCO RealRetirement® 2015 Fund Administrative Class	1.50%
PIMCO RealRetirement® 2015 Fund Class D	1.45%
PIMCO RealRetirement® 2015 Fund Class A	1.48%
PIMCO RealRetirement® 2015 Fund Class A (adjusted)	-4.08%
PIMCO RealRetirement® 2015 Fund Class C	0.87%
PIMCO RealRetirement® 2015 Fund Class C (adjusted)	-0.12%
PIMCO RealRetirement® 2015 Fund Class R	1.17%
Dow Jones Real Return 2015 IndexSM	4.80%
Lipper Mixed-Asset Target 2015 Funds Average	2.13%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.33% for Institutional Class shares, 1.43% for Class P shares, 1.58% for Administrative Class shares, 1.83% for Class D shares, 1.83% for Class A shares, 2.58% for Class C shares, and 2.08% for Class R shares.

Portfolio Insights

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The PIMCO RealRetirement® 2015 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

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The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	The Fund commenced operations on June 30, 2011.

»	An underweight to commodities for most of the reporting period added to returns as this asset class posted negative returns.

»	An underweight to small market capitalization U.S. equities detracted from performance as the returns of this market were positive for the period since Fund inception.

»	An underweight to inflation-linked bonds during the majority of the period since the Fund’s inception detracted from returns as this asset class posted strong gains.

»	An underweight to large market capitalization U.S. equities for most of the period since the Fund’s inception detracted from performance as the returns of this market were positive.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Class P - PTYPX	Class C - PTYCX
Administrative Class - PFNAX	Class R - PTYRX
Class D - PTYDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO Real Return Fund	25.6%
PIMCO Total Return Fund	24.3%
Short-Term Instruments	13.5%
PIMCO StocksPLUS® Fund	11.6%
PIMCO RealEstateRealReturn Strategy Fund	5.1%
Other	19.9%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2020 Fund Institutional Class	2.93%	3.80%
PIMCO RealRetirement® 2020 Fund Class P	2.95%	3.73%
PIMCO RealRetirement® 2020 Fund Administrative Class	2.69%	3.57%
PIMCO RealRetirement® 2020 Fund Class D	2.46%	3.24%
PIMCO RealRetirement® 2020 Fund Class A	2.48%	3.20%
PIMCO RealRetirement® 2020 Fund Class A (adjusted)	-3.16%	1.75%
PIMCO RealRetirement® 2020 Fund Class C	1.72%	2.47%
PIMCO RealRetirement® 2020 Fund Class C (adjusted)	0.73%	2.47%
PIMCO RealRetirement® 2020 Fund Class R	2.19%	2.97%
Dow Jones Real Return 2020 IndexSM	6.11%	4.32%
Lipper Mixed-Asset Target 2020 Funds Average	3.86%	2.79%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.11% for Institutional Class shares, 1.21% for Class P shares, 1.36% for Administrative Class shares, 1.61% for Class D shares, 1.61% for Class A shares, 2.36% for Class C shares, and 1.86% for Class R shares.

Portfolio Insights

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The PIMCO RealRetirement® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

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The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to large market capitalization U.S. equities during the majority of the reporting period benefited performance as the returns of this market were positive.

»	An underweight to commodities added to returns as this asset class posted negative returns for the reporting period.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An underweight to emerging market equities later in the reporting period detracted from returns as this asset class posted positive returns during this time period.

ANNUAL REPORT	MARCH 31, 2012	9

PIMCO RealRetirement® 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Class P - PENPX	Class C - PENWX
Administrative Class - PENMX	Class R - PENRX
Class D - PENDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO Real Return Fund	17.9%
Short-Term Instruments	17.3%
PIMCO Total Return Fund	17.2%
PIMCO StocksPLUS® Fund	12.9%
PIMCO RealEstateRealReturn Strategy Fund	7.3%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	5.8%
Other	21.6%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
Fund Inception (06/30/11)
PIMCO RealRetirement® 2025 Fund Institutional Class	1.20%
PIMCO RealRetirement® 2025 Fund Class P	1.13%
PIMCO RealRetirement® 2025 Fund Administrative Class	0.95%
PIMCO RealRetirement® 2025 Fund Class D	0.76%
PIMCO RealRetirement® 2025 Fund Class A	0.82%
PIMCO RealRetirement® 2025 Fund Class A (adjusted)	-4.71%
PIMCO RealRetirement® 2025 Fund Class C	0.23%
PIMCO RealRetirement® 2025 Fund Class C (adjusted)	-0.76%
PIMCO RealRetirement® 2025 Fund Class R	0.59%
Dow Jones Real Return 2025 IndexSM	3.47%
Lipper Mixed-Asset Target 2025 Funds Average	2.14%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.42% for Institutional Class shares, 1.52% for Class P shares, 1.67% for Administrative Class shares, 1.92% for Class D shares, 1.92% for Class A shares, 2.67% for Class C shares, and 2.17% for Class R shares.

Portfolio Insights

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The PIMCO RealRetirement® 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

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The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	The Fund commenced operations on June 30, 2011.

»	An overweight to large market capitalization U.S. equities during the majority of the period since the Fund’s inception benefited performance as the returns of this market were positive.

»	An underweight to commodities added to returns as this asset class posted negative returns for the period since the Fund’s inception.

»	An overweight to global equities detracted from performance as the returns of this market were negative for the period since the Fund’s inception.

»	An underweight to emerging market equities later in the reporting period detracted from returns as this asset class posted positive returns during this time period.

»	An underweight to small market capitalization U.S. equities detracted from performance as the returns of this market were positive for the period since the Fund’s inception.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Class P - PEHPX	Class C - PEHCX
Administrative Class - PNLAX	Class R - PEHRX
Class D - PEHDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

Short-Term Instruments	20.0%
PIMCO StocksPLUS® Fund	17.4%
PIMCO Total Return Fund	12.3%
PIMCO Real Return Fund	9.3%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	7.6%
PIMCO RealEstateRealReturn Strategy Fund	7.0%
PIMCO EqS Emerging Markets Fund	5.9%
Other	20.5%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2030 Fund Institutional Class	1.33%	2.81%
PIMCO RealRetirement® 2030 Fund Class P	1.24%	2.73%
PIMCO RealRetirement® 2030 Fund Administrative Class	1.15%	2.59%
PIMCO RealRetirement® 2030 Fund Class D	0.77%	2.21%
PIMCO RealRetirement® 2030 Fund Class A	0.78%	2.20%
PIMCO RealRetirement® 2030 Fund Class A (adjusted)	-4.77%	0.77%
PIMCO RealRetirement® 2030 Fund Class C	0.16%	1.49%
PIMCO RealRetirement® 2030 Fund Class C (adjusted)	-0.81%	1.49%
PIMCO RealRetirement® 2030 Fund Class R	0.57%	1.97%
Dow Jones Real Return 2030 IndexSM	3.40%	3.05%
Lipper Mixed-Asset Target 2030 Funds Average	2.78%	2.28%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.17% for Institutional Class shares, 1.27% for Class P shares, 1.42% for Administrative Class shares, 1.67% for Class D shares, 1.67% for Class A shares, 2.42% for Class C shares, and 1.92% for Class R shares.

Portfolio Insights

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The PIMCO RealRetirement® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to large market capitalization U.S. equities during the majority of the reporting period benefited performance as the returns of this market were positive.

»	An underweight to commodities added to returns as this asset class posted negative returns for the reporting period.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An underweight to the real estate sector detracted from returns as this asset class posted positive returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2012	11

PIMCO RealRetirement® 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Class P - PIVPX	Class C - PIVWX
Administrative Class - PIVNX	Class R - PIVSX
Class D - PIVDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO StocksPLUS® Fund	21.7%
Short-Term Instruments	18.7%
PIMCO RealEstateRealReturn Strategy Fund	9.9%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	8.9%
PIMCO Real Return Fund	6.4%
PIMCO EqS Emerging Markets Fund	5.3%
Other	29.1%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
Fund Inception (06/30/11)
PIMCO RealRetirement® 2035 Fund Institutional Class	0.22%
PIMCO RealRetirement® 2035 Fund Class P	0.15%
PIMCO RealRetirement® 2035 Fund Administrative Class	0.07%
PIMCO RealRetirement® 2035 Fund Class D	-0.17%
PIMCO RealRetirement® 2035 Fund Class A	-0.08%
PIMCO RealRetirement® 2035 Fund Class A (adjusted)	-5.56%
PIMCO RealRetirement® 2035 Fund Class C	-0.71%
PIMCO RealRetirement® 2035 Fund Class C (adjusted)	-1.67%
PIMCO RealRetirement® 2035 Fund Class R	-0.23%
Dow Jones Real Return 2035 IndexSM	0.34%
Lipper Mixed-Asset Target 2035 Funds Average	1.89%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.55% for Institutional Class shares, 1.65% for Class P shares, 1.80% for Administrative Class shares, 2.05% for Class D shares, 2.05% for Class A shares, 2.80% for Class C shares, and 2.30% for Class R shares.

Portfolio Insights

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The PIMCO RealRetirement® 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	The Fund commenced operations on June 30, 2011.

»	An underweight to commodities added to returns as this asset class posted negative returns for the period since the Fund’s inception.

»	An underweight to small market capitalization U.S. equities detracted from performance as the returns of this market were positive for the period since the Fund’s inception.

»	An overweight to global equities for most of the period detracted from performance as the returns of this market were negative over the period since the Fund’s inception.

»	An underweight to emerging market equities later in the reporting period detracted from returns as this asset class posted positive returns during this time period.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Class P - POFPX	Class C - POFCX
Administrative Class - PEOAX	Class R - POFRX
Class D - POFDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO StocksPLUS® Fund	20.4%
Short-Term Instruments	20.2%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10.5%
PIMCO RealEstateRealReturn Strategy Fund	10.3%
PIMCO Small Cap StocksPLUS® TR Fund	8.6%
Other	30.0%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2040 Fund Institutional Class	0.75%	3.20%
PIMCO RealRetirement® 2040 Fund Class P	0.66%	3.49%
PIMCO RealRetirement® 2040 Fund Administrative Class	0.44%	2.95%
PIMCO RealRetirement® 2040 Fund Class D	0.34%	2.63%
PIMCO RealRetirement® 2040 Fund Class A	0.29%	2.61%
PIMCO RealRetirement® 2040 Fund Class A (adjusted)	-5.19%	1.17%
PIMCO RealRetirement® 2040 Fund Class C	-0.46%	1.86%
PIMCO RealRetirement® 2040 Fund Class C (adjusted)	-1.41%	1.86%
PIMCO RealRetirement® 2040 Fund Class R	0.08%	2.39%
Dow Jones Real Return 2040 IndexSM	0.57%	1.70%
Lipper Mixed-Asset Target 2040 Funds Average	2.26%	2.05%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.27% for Institutional Class shares, 1.37% for Class P shares, 1.52% for Administrative Class shares, 1.77% for Class D shares, 1.77% for Class A shares, 2.52% for Class C shares, and 2.02% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An underweight to small market capitalization U.S. equities benefited performance as the returns of this market were negative over the reporting period.

»	An underweight to commodities added to returns as this asset class posted negative returns for the reporting period.

»	An underweight to large market capitalization U.S. equities for most of the period detracted from performance as the returns of this market were positive.

»	An underweight to emerging market equities later in the reporting period detracted from returns as this asset class posted positive returns during this time period.

ANNUAL REPORT	MARCH 31, 2012	13

PIMCO RealRetirement® 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Class P - PFZPX	Class C - PFZCX
Administrative Class - PFZMX	Class R - PFZRX
Class D - PFZDX

PIMCO Funds Allocation‡
PIMCO StocksPLUS® Fund	24.6%
Short-Term Instruments	13.8%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11.8%
PIMCO RealEstateRealReturn Strategy Fund	11.3%
PIMCO Small Cap StocksPLUS® TR Fund	9.2%
PIMCO EqS Emerging Markets Fund	5.1%
Other	24.2%
‡	% of Total Investments as of 03/31/12

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2012
Fund Inception (02/29/12)
PIMCO RealRetirement® 2045 Fund Institutional Class	-0.10%
PIMCO RealRetirement® 2045 Fund Class P	-0.10%
PIMCO RealRetirement® 2045 Fund Administrative Class	-0.10%
PIMCO RealRetirement® 2045 Fund Class D	-0.10%
PIMCO RealRetirement® 2045 Fund Class A	-0.10%
PIMCO RealRetirement® 2045 Fund Class A (adjusted)	-5.58%
PIMCO RealRetirement® 2045 Fund Class C	-0.20%
PIMCO RealRetirement® 2045 Fund Class C (adjusted)	-1.20%
PIMCO RealRetirement® 2045 Fund Class R	-0.20%
Dow Jones Real Return 2045 IndexSM	0.16%
Lipper Mixed-Asset Target 2045 Funds Average	1.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.45% for Institutional Class shares, 1.55% for Class P shares, 1.70% for Administrative Class shares, 1.95% for Class D shares, 1.95% for Class A shares, 2.70% for Class C shares, and 2.20% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	The Fund commenced operations on February 29, 2012.

»	An underweight to the real estate sector detracted from returns as this asset class posted positive returns during the period since the Fund’s inception.

»	An overweight to large market capitalization U.S. equities benefited performance as the returns of this market were positive during the period since the Fund’s inception.

»	An underweight to commodities added to returns as this asset class posted negative returns during the period since the Fund’s inception.

»	An underweight to emerging market equities added to returns as this asset class posted negative returns during the period since the Fund’s inception.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Class P - PFYPX	Class C - PFYCX
Administrative Class - POTAX	Class R - PFYRX
Class D - PFYDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO StocksPLUS® Fund	22.2%
Short-Term Instruments	20.2%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11.6%
PIMCO RealEstateRealReturn Strategy Fund	11.1%
PIMCO Small Cap StocksPLUS® TR Fund	8.8%
Other	26.1%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2050 Fund Institutional Class	-0.42%	3.19%
PIMCO RealRetirement® 2050 Fund Class P	-0.51%	3.52%
PIMCO RealRetirement® 2050 Fund Administrative Class	-0.84%	2.92%
PIMCO RealRetirement® 2050 Fund Class D	-1.08%	2.58%
PIMCO RealRetirement® 2050 Fund Class A	-0.93%	2.61%
PIMCO RealRetirement® 2050 Fund Class A (adjusted)	-6.35%	1.18%
PIMCO RealRetirement® 2050 Fund Class C	-1.74%	1.85%
PIMCO RealRetirement® 2050 Fund Class C (adjusted)	-2.68%	1.85%
PIMCO RealRetirement® 2050 Fund Class R	-1.14%	2.39%
Dow Jones Real Return 2040+ IndexSM	-0.77%	1.18%
Lipper Mixed-Asset Target 2050+ Funds Average	2.04%	1.95%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.26% for Institutional Class shares, 1.36% for Class P shares, 1.51% for Administrative Class shares, 1.76% for Class D shares, 1.76% for Class A shares, 2.51% for Class C shares, and 2.01% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An underweight to small market capitalization U.S. equities benefited performance as the returns of this market were negative over the reporting period.

»	An underweight to commodities added to returns as this asset class posted negative returns for the reporting period.

»	An underweight to large market capitalization U.S. equities during the majority of the reporting period detracted from performance as the returns of this market were positive.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	15

PIMCO RealRetirement® Income and Distribution Fund

Institutional Class - PRIEX	Class A - PTNAX
Class P - PTNPX	Class C - PTNCX
Administrative Class - PRNAX	Class R - PTNRX
Class D - PTNDX

Cumulative Returns Through March 31, 2012

PIMCO Funds Allocation‡

PIMCO Total Return Fund	27.9%
PIMCO Real Return Fund	27.4%
PIMCO Low Duration Fund	10.8%
Short-Term Instruments	10.4%
PIMCO StocksPLUS® Fund	8.0%
Other	15.5%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® Income and Distribution Fund Institutional Class	4.50%	4.97%
PIMCO RealRetirement® Income and Distribution Fund Class P	4.43%	4.87%
PIMCO RealRetirement® Income and Distribution Fund Administrative Class	4.08%	4.70%
PIMCO RealRetirement® Income and Distribution Fund Class D	3.98%	4.37%
PIMCO RealRetirement® Income and Distribution Fund Class A	3.94%	4.39%
PIMCO RealRetirement® Income and Distribution Fund Class A (adjusted)	-1.74%	2.93%
PIMCO RealRetirement® Income and Distribution Fund Class C	3.21%	3.62%
PIMCO RealRetirement® Income and Distribution Fund Class C (adjusted)	2.21%	3.62%
PIMCO RealRetirement® Income and Distribution Fund Class R	3.69%	4.08%
Dow Jones Real Return Today IndexSM	7.31%	4.90%
Dow Jones Real Return 2010 IndexSM*	7.31%	4.85%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	4.36%	4.43%

All Fund returns are net of fees and expenses.

* Prior to January 18, 2012, the Fund’s primary benchmark was the Dow Jones RealReturn 2010 IndexSM.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.12% for Institutional Class shares, 1.22% for Class P shares 1.37% for Administrative Class shares, 1.62% for Class D shares, 1.62% for Class A shares, 2.37% for Class C shares, and 1.87% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® Income and Distribution Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO RealRetirement® Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An underweight to small market capitalization U.S. equities benefited performance as the returns of this market were negative over the reporting period.

»	An underweight to commodities for most of the reporting period added to returns as this asset class posted negative returns.

»	An underweight to inflation-linked bonds during the majority of the reporting period detracted from returns as this asset class posted strong gains.

»	An underweight to large market capitalization U.S. equities detracted from performance as the returns of this market were positive over the reporting period.

16	PIMCO ASSET ALLOCATION FUNDS

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Administrative - PGAAX	Class R - PGMRX
Class D - PGMDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Mutual Funds	52.5%
Exchange-Traded Funds	26.9%
Sovereign Issues	7.2%
Corporate Bonds & Notes	4.5%
Short-Term Instruments	4.3%
Other	4.6%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	0.54%	10.50%
PIMCO Global Multi-Asset Fund Class P	0.38%	10.39%
PIMCO Global Multi-Asset Fund Administrative Class	0.19%	10.12%
PIMCO Global Multi-Asset Fund Class D	-0.09%	9.87%
PIMCO Global Multi-Asset Fund Class A	0.01%	9.88%
PIMCO Global Multi-Asset Fund Class A (adjusted)	-5.52%	8.66%
PIMCO Global Multi-Asset Fund Class C	-0.87%	9.07%
PIMCO Global Multi-Asset Fund Class C (adjusted)	-1.81%	9.07%
PIMCO Global Multi-Asset Fund Class R	-0.31%	9.59%
MSCI World Index	0.56%	13.25%
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	3.80%	11.63%
Lipper Global Flexible Portfolio Funds Average	-1.01%	11.45%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2008

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Funds’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.47% for Institutional Class shares, 1.57% for Class P shares, 1.72% for Administrative Class shares, 2.07% for Class D shares, 2.07% for Class A shares, 2.82% for Class C shares, and 2.32% for Class R shares.

Portfolio Insights

»

The PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An allocation to emerging market equities detracted from relative performance, as the MSCI Emerging Markets Index returned -8.80% over the reporting period, underperforming global developed equities.

»	An underweight allocation to global developed equities detracted from relative performance as developed equities posted positive returns over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) benefited relative performance as the ten-year U.S. Treasury yield decreased over the reporting period.

»	An allocation to gold benefited absolute performance as gold rallied strongly over the reporting period.

»

An allocation to U.S. dollar-denominated emerging market debt, including sovereigns and corporates, contributed to absolute performance, as the JPMorgan Government Bond Index-Emerging Markets Global Diversified Composite and the JPMorgan Corporate Emerging Market Bond Index Diversified, respectively, rallied during the reporting period.

»	Tail-risk hedges, particularly put options on U.S. equities, detracted from performance as the S&P 500 Index rallied during the reporting period.

ANNUAL REPORT	MARCH 31, 2012	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2011 to March 31, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,107.60	$0.76	$1,000.00	$1,024.28	$0.73	0.145%
Class P	1,000.00	1,106.20	1.29	1,000.00	1,023.78	1.24	0.245
Administrative Class	1,000.00	1,105.70	2.08	1,000.00	1,023.03	2.00	0.395
Class D	1,000.00	1,104.30	2.87	1,000.00	1,022.28	2.76	0.545
Class A	1,000.00	1,103.90	3.39	1,000.00	1,021.78	3.26	0.645
Class B	1,000.00	1,100.90	7.33	1,000.00	1,018.03	7.04	1.395
Class C	1,000.00	1,100.30	7.32	1,000.00	1,018.03	7.04	1.395
Class R	1,000.00	1,103.40	4.97	1,000.00	1,020.28	4.77	0.945
PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,121.50	$3.61	$1,000.00	$1,021.60	$3.44	0.68%
Class P	1,000.00	1,120.00	4.13	1,000.00	1,021.10	3.94	0.78
Class D	1,000.00	1,119.40	5.72	1,000.00	1,019.60	5.45	1.08
Class A	1,000.00	1,118.80	5.99	1,000.00	1,019.35	5.70	1.13
Class C	1,000.00	1,115.10	9.94	1,000.00	1,015.60	9.47	1.88

18	PIMCO ASSET ALLOCATION FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO RealRetirement® 2015 Fund
Institutional Class	$1,000.00	$1,052.20	$1.64	$1,000.00	$1,023.40	$1.62	0.32%
Class P (b)	1,000.00	1,051.80	1.79	1,000.00	1,022.90	2.12	0.42
Administrative Class	1,000.00	1,049.70	2.92	1,000.00	1,022.15	2.88	0.57
Class D	1,000.00	1,050.20	4.20	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	1,049.40	4.20	1,000.00	1,020.90	4.14	0.82
Class C	1,000.00	1,045.30	8.03	1,000.00	1,017.15	7.92	1.57
Class R	1,000.00	1,047.30	5.48	1,000.00	1,019.65	5.40	1.07
PIMCO RealRetirement® 2020 Fund
Institutional Class	$1,000.00	$1,059.10	$1.65	$1,000.00	$1,023.40	$1.62	0.32%
Class P (b)	1,000.00	1,059.90	1.80	1,000.00	1,022.90	2.12	0.42
Administrative Class	1,000.00	1,058.70	2.93	1,000.00	1,022.15	2.88	0.57
Class D	1,000.00	1,058.10	4.22	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	1,058.40	4.22	1,000.00	1,020.90	4.14	0.82
Class C	1,000.00	1,053.20	8.06	1,000.00	1,017.15	7.92	1.57
Class R	1,000.00	1,056.70	5.50	1,000.00	1,019.65	5.40	1.07
PIMCO RealRetirement® 2025 Fund
Institutional Class	$1,000.00	$1,082.40	$1.41	$1,000.00	$1,023.65	$1.37	0.27%
Class P (b)	1,000.00	1,081.90	1.60	1,000.00	1,023.15	1.87	0.37
Administrative Class	1,000.00	1,079.70	2.70	1,000.00	1,022.40	2.63	0.52
Class D	1,000.00	1,078.80	4.00	1,000.00	1,021.15	3.89	0.77
Class A	1,000.00	1,079.40	4.00	1,000.00	1,021.15	3.89	0.77
Class C	1,000.00	1,075.40	7.89	1,000.00	1,017.40	7.67	1.52
Class R	1,000.00	1,078.20	5.30	1,000.00	1,019.90	5.15	1.02
PIMCO RealRetirement® 2030 Fund
Institutional Class	$1,000.00	$1,073.60	$1.81	$1,000.00	$1,023.25	$1.77	0.35%
Class P (b)	1,000.00	1,073.10	1.94	1,000.00	1,022.75	2.28	0.45
Administrative Class	1,000.00	1,073.00	3.11	1,000.00	1,022.00	3.03	0.60
Class D	1,000.00	1,070.20	4.40	1,000.00	1,020.75	4.29	0.85
Class A	1,000.00	1,070.30	4.40	1,000.00	1,020.75	4.29	0.85
Class C	1,000.00	1,066.60	8.27	1,000.00	1,017.00	8.07	1.60
Class R	1,000.00	1,069.50	5.69	1,000.00	1,019.50	5.55	1.10
PIMCO RealRetirement® 2035 Fund
Institutional Class	$1,000.00	$1,098.90	$1.63	$1,000.00	$1,023.45	$1.57	0.31%
Class P (b)	1,000.00	1,098.40	1.79	1,000.00	1,022.95	2.07	0.41
Administrative Class	1,000.00	1,098.40	2.94	1,000.00	1,022.20	2.83	0.56
Class D	1,000.00	1,097.00	4.25	1,000.00	1,020.95	4.09	0.81
Class A	1,000.00	1,098.00	4.25	1,000.00	1,020.95	4.09	0.81
Class C	1,000.00	1,092.30	8.16	1,000.00	1,017.20	7.87	1.56
Class R	1,000.00	1,096.40	5.56	1,000.00	1,019.70	5.35	1.06
PIMCO RealRetirement® 2040 Fund
Institutional Class	$1,000.00	$1,097.10	$1.94	$1,000.00	$1,023.15	$1.87	0.37%
Class P (b)	1,000.00	1,096.60	2.05	1,000.00	1,022.65	2.38	0.47
Administrative Class	1,000.00	1,096.70	3.25	1,000.00	1,021.90	3.13	0.62
Class D	1,000.00	1,097.10	4.56	1,000.00	1,020.65	4.39	0.87
Class A	1,000.00	1,095.50	4.56	1,000.00	1,020.65	4.39	0.87
Class C	1,000.00	1,091.30	8.47	1,000.00	1,016.90	8.17	1.62
Class R	1,000.00	1,094.40	5.86	1,000.00	1,019.40	5.65	1.12

ANNUAL REPORT	MARCH 31, 2012	19

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO RealRetirement® 2045 Fund (a)
Institutional Class	$1,000.00	$999.00	$0.29	$1,000.00	$1,023.30	$1.72	0.34%
Class P	1,000.00	999.00	0.37	1,000.00	1,022.80	2.23	0.44
Administrative Class	1,000.00	999.00	0.50	1,000.00	1,022.05	2.98	0.59
Class D	1,000.00	999.00	0.71	1,000.00	1,020.80	4.24	0.84
Class A	1,000.00	999.00	0.71	1,000.00	1,020.80	4.24	0.84
Class C	1,000.00	998.00	1.35	1,000.00	1,017.05	8.02	1.59
Class R	1,000.00	998.00	0.92	1,000.00	1,019.55	5.50	1.09
PIMCO RealRetirement® 2050 Fund
Institutional Class	$1,000.00	$1,102.90	$1.79	$1,000.00	$1,023.30	$1.72	0.34%
Class P (b)	1,000.00	1,102.40	1.92	1,000.00	1,022.80	2.23	0.44
Administrative Class	1,000.00	1,099.90	3.10	1,000.00	1,022.05	2.98	0.59
Class D	1,000.00	1,100.20	4.41	1,000.00	1,020.80	4.24	0.84
Class A	1,000.00	1,100.40	4.41	1,000.00	1,020.80	4.24	0.84
Class C	1,000.00	1,096.90	8.34	1,000.00	1,017.05	8.02	1.59
Class R	1,000.00	1,099.40	5.72	1,000.00	1,019.55	5.50	1.09
PIMCO RealRetirement® Income and Distribution Fund
Institutional Class	$1,000.00	$1,045.00	$1.69	$1,000.00	$1,023.35	$1.67	0.33%
Class P (b)	1,000.00	1,044.80	1.83	1,000.00	1,022.85	2.17	0.43
Administrative Class	1,000.00	1,043.20	2.96	1,000.00	1,022.10	2.93	0.58
Class D	1,000.00	1,042.80	4.24	1,000.00	1,020.85	4.19	0.83
Class A	1,000.00	1,042.80	4.24	1,000.00	1,020.85	4.19	0.83
Class C	1,000.00	1,039.20	8.05	1,000.00	1,017.10	7.97	1.58
Class R	1,000.00	1,040.50	5.51	1,000.00	1,019.60	5.45	1.08
PIMCO Global Multi-Asset Fund
Institutional Class	$1,000.00	$1,078.50	$2.86	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,076.40	3.37	1,000.00	1,021.75	3.29	0.65
Administrative Class (c)	1,000.00	1,076.10	3.83	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,074.10	5.96	1,000.00	1,019.25	5.81	1.15
Class A	1,000.00	1,074.20	5.96	1,000.00	1,019.25	5.81	1.15
Class C	1,000.00	1,070.00	9.83	1,000.00	1,015.50	9.57	1.90
Class R	1,000.00	1,073.10	7.26	1,000.00	1,018.00	7.06	1.40

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 2/29/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 31/366 for the PIMCO RealRetirement® 2045 Fund (to reflect the period since the inception date of 2/29/12). Hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal year.

(b) The Beginning Account Value is reflective as of 10/31/11 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 152/366 for the Class P shares of the PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO RealRetirement® 2040 Fund, PIMCO RealRetirement® 2050 Fund and PIMCO RealRetirement® Income and Distribution Fund (to reflect the period since the inception date of 10/31/11). Hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal year.

(c) The Beginning Account Value is reflective as of 10/14/11 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 169/366 for the Administrative Class shares of the PIMCO Global Multi-Asset Fund (to reflect the period since the inception date of 10/14/11). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal year.

20	PIMCO ASSET ALLOCATION FUNDS

Benchmark Descriptions

Index	Description

60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS: 1-10 Year Index	Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2010 IndexSM	Dow Jones Real Return 2010 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2015 IndexSM	Dow Jones Real Return 2015 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2020 IndexSM	Dow Jones Real Return 2020 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2025 IndexSM	Dow Jones Real Return 2025 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	21

Benchmark Descriptions (Cont.)

Index	Description

Dow Jones Real Return 2030 IndexSM	Dow Jones Real Return 2030 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2035 IndexSM	Dow Jones Real Return 2035 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2040 IndexSM	Dow Jones Real Return 2040 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2040+ IndexSM	Dow Jones Real Return 2040+ IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2045 IndexSM	Dow Jones Real Return 2045 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return Today IndexSM	Dow Jones Real Return Today IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

22	PIMCO ASSET ALLOCATION FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2012	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO All Asset Fund
Institutional Class
03/31/2012	$12.38	$0.82	$(0.20)	$0.62	$(0.86)	$0.00	$(0.86)
03/31/2011	11.69	0.99	0.64	1.63	(0.94)	0.00	(0.94)
03/31/2010	9.75	0.94	1.90	2.84	(0.90)	0.00	(0.90)
03/31/2009	12.61	0.64	(2.85)	(2.21)	(0.65)	0.00	(0.65)
03/31/2008	12.80	0.99	(0.18)	0.81	(1.00)	0.00	(1.00)
Class P
03/31/2012	12.38	0.83	(0.23)	0.60	(0.84)	0.00	(0.84)
03/31/2011	11.70	1.05	0.56	1.61	(0.93)	0.00	(0.93)
03/31/2010	9.76	1.06	1.77	2.83	(0.89)	0.00	(0.89)
04/30/2008 - 03/31/2009	12.73	0.67	(3.00)	(2.33)	(0.64)	0.00	(0.64)
Administrative Class
03/31/2012	12.36	0.79	(0.21)	0.58	(0.83)	0.00	(0.83)
03/31/2011	11.68	1.01	0.58	1.59	(0.91)	0.00	(0.91)
03/31/2010	9.74	0.95	1.87	2.82	(0.88)	0.00	(0.88)
03/31/2009	12.59	0.58	(2.81)	(2.23)	(0.62)	0.00	(0.62)
03/31/2008	12.78	0.91	(0.13)	0.78	(0.97)	0.00	(0.97)
Class D
03/31/2012	12.31	0.76	(0.20)	0.56	(0.81)	0.00	(0.81)
03/31/2011	11.64	1.01	0.56	1.57	(0.90)	0.00	(0.90)
03/31/2010	9.71	0.94	1.85	2.79	(0.86)	0.00	(0.86)
03/31/2009	12.56	0.55	(2.81)	(2.26)	(0.59)	0.00	(0.59)
03/31/2008	12.75	0.88	(0.14)	0.74	(0.93)	0.00	(0.93)
Class A
03/31/2012	12.29	0.74	(0.19)	0.55	(0.80)	0.00	(0.80)
03/31/2011	11.62	0.94	0.60	1.54	(0.87)	0.00	(0.87)
03/31/2010	9.70	0.87	1.89	2.76	(0.84)	0.00	(0.84)
03/31/2009	12.54	0.56	(2.82)	(2.26)	(0.58)	0.00	(0.58)
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00	(0.93)
Class B
03/31/2012	12.21	0.60	(0.14)	0.46	(0.70)	0.00	(0.70)
03/31/2011	11.54	0.72	0.72	1.44	(0.77)	0.00	(0.77)
03/31/2010	9.64	0.75	1.90	2.65	(0.75)	0.00	(0.75)
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00	(0.50)
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00	(0.84)
Class C
03/31/2012	12.16	0.65	(0.19)	0.46	(0.72)	0.00	(0.72)
03/31/2011	11.51	0.83	0.61	1.44	(0.79)	0.00	(0.79)
03/31/2010	9.62	0.77	1.88	2.65	(0.76)	0.00	(0.76)
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00	(0.50)
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00	(0.84)
Class R
03/31/2012	12.24	0.72	(0.21)	0.51	(0.77)	0.00	(0.77)
03/31/2011	11.59	0.98	0.53	1.51	(0.86)	0.00	(0.86)
03/31/2010	9.69	0.98	1.74	2.72	(0.82)	0.00	(0.82)
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00	(0.56)
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00	(0.92)

PIMCO All Asset All Authority Fund
Institutional Class
03/31/2012	$10.80	$0.91	$(0.20)	$0.71	$(0.88)	$0.00	$(0.88)
03/31/2011	10.37	0.87	0.31	1.18	(0.72)	(0.03)	(0.75)
03/31/2010	9.06	0.97	1.17	2.14	(0.83)	0.00	(0.83)
03/31/2009	10.99	0.58	(1.86)	(1.28)	(0.53)	(0.12)	(0.65)
03/31/2008	10.69	0.79	0.34	1.13	(0.83)	0.00	(0.83)
Class P
03/31/2012	10.79	0.92	(0.22)	0.70	(0.87)	0.00	(0.87)
03/31/2011	10.37	0.85	0.31	1.16	(0.71)	(0.03)	(0.74)
03/31/2010	9.06	1.09	1.05	2.14	(0.83)	0.00	(0.83)
07/10/2008 - 03/31/2009	11.01	0.98	(2.36)	(1.38)	(0.45)	(0.12)	(0.57)

Please see footnotes on page 36.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$12.14	5.34%	$21,691,755	0.15	5%	0.22	5%	0.15	5%	0.225%		6.72%		56%
12.38	14.35	16,140,734	0.16	5	0.22	5	0.16	5	0.225		8.15		77
11.69	29.57	11,900,977	0.24	5	0.22	5	0.24	5	0.225		8.23		78
9.75	(17.90)	9,006,687	0.20	5	0.22	5	0.20	5	0.225		5.70		89
12.61	6.51	11,355,872	0.20	5	0.22	5	0.20	5	0.225		7.65		96

12.14	5.25	971,650	0.25	5	0.32	5	0.25	5	0.325		6.80		56
12.38	14.15	605,583	0.26	5	0.32	5	0.26	5	0.325		8.57		77
11.70	29.45	241,450	0.34	5	0.32	5	0.34	5	0.325		9.17		78
9.76	(18.62)	7,770	0.30	5*	0.32	5*	0.30	5*	0.325	*	7.64	*	89

12.11	5.03	355,331	0.40	5	0.47	5	0.40	5	0.475		6.48		56
12.36	14.02	269,338	0.41	5	0.47	5	0.41	5	0.475		8.29		77
11.68	29.32	163,748	0.49	5	0.47	5	0.49	5	0.475		8.31		78
9.74	(18.07)	100,063	0.45	5	0.47	5	0.45	5	0.475		5.10		89
12.59	6.25	161,144	0.45	5	0.47	5	0.45	5	0.475		7.04		96

12.06	4.90	809,555	0.55	5	0.62	5	0.55	5	0.625		6.26		56
12.31	13.84	673,857	0.56	5	0.62	5	0.56	5	0.625		8.28		77
11.64	29.13	331,333	0.64	5	0.62	5	0.64	5	0.625		8.25		78
9.71	(18.31)	191,631	0.70	5(b)	0.72	5(b)	0.70	5(b)	0.725	(b)	4.92		89
12.56	5.92	328,258	0.80	5	0.82	5	0.80	5	0.825		6.87		96

12.04	4.80	2,015,779	0.66	5(c)	0.73	5(c)	0.66	5(c)	0.735	(c)	6.12		56
12.29	13.64	1,806,797	0.76	5	0.82	5	0.76	5	0.825		7.72		77
11.62	28.80	1,200,093	0.84	5	0.82	5	0.84	5	0.825		7.68		78
9.70	(18.33)	990,893	0.80	5	0.82	5	0.80	5	0.825		5.01		89
12.54	5.85	1,584,884	0.80	5	0.82	5	0.80	5	0.825		6.93		96

11.97	4.05	46,577	1.41	5(c)	1.48	5(c)	1.41	5(c)	1.485	(c)	5.00		56
12.21	12.79	85,559	1.51	5	1.57	5	1.51	5	1.575		6.03		77
11.54	27.82	141,265	1.59	5	1.57	5	1.59	5	1.575		6.72		78
9.64	(18.98)	137,548	1.55	5	1.57	5	1.55	5	1.575		4.12		89
12.47	5.10	237,231	1.55	5	1.57	5	1.55	5	1.575		6.15		96

11.90	4.05	1,807,849	1.41	5(c)	1.48	5(c)	1.41	5(c)	1.485	(c)	5.43		56
12.16	12.82	1,566,715	1.51	5	1.57	5	1.51	5	1.575		6.95		77
11.51	27.83	1,062,366	1.59	5	1.57	5	1.59	5	1.575		6.92		78
9.62	(18.99)	836,206	1.55	5	1.57	5	1.55	5	1.575		4.26		89
12.45	5.12	1,236,340	1.55	5	1.57	5	1.55	5	1.575		6.14		96

11.98	4.51	78,655	0.96	5(d)	1.03	5(d)	0.96	5(d)	1.035	(d)	6.03		56
12.24	13.33	46,994	1.06	5	1.12	5	1.06	5	1.125		8.06		77
11.59	28.44	10,365	1.14	5	1.12	5	1.14	5	1.125		8.55		78
9.69	(18.60)	2,031	1.10	5	1.12	5	1.10	5	1.125		5.70		89
12.55	5.60	456	1.10	5	1.12	5	1.10	5	1.125		7.04		96

$10.63	7.11%	$7,813,207	0.69	%(e)	0.72	%(e)	0.22%		0.25%		8.51%		55%
10.80	11.65	4,370,025	0.56	(e)	0.56	(e)	0.25		0.25		8.01		68
10.37	23.98	1,742,748	0.44	(e)	0.44	(e)	0.25		0.25		9.34		45
9.06	(11.73)	635,426	0.55	(e)	0.55	(e)	0.25		0.25		5.96		117
10.99	10.99	394,381	1.91	(e)	1.91	(e)	0.25		0.25		7.25		116

10.62	7.02	2,999,496	0.79	(e)	0.82	(e)	0.32		0.35		8.59		55
10.79	11.46	1,651,590	0.66	(e)	0.66	(e)	0.35		0.35		7.82		68
10.37	23.91	530,846	0.54	(e)	0.54	(e)	0.35		0.35		10.42		45
9.06	(12.59)	250	0.58	*(e)	0.58	*(e)	0.35	*	0.35	*	14.98	*	117

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2012	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO All Asset All Authority Fund (Cont.)
Class D
03/31/2012	$10.71	$0.86	$(0.19)	$0.67	$(0.84)	$0.00	$(0.84)
03/31/2011	10.30	0.79	0.33	1.12	(0.68)	(0.03)	(0.71)
03/31/2010	9.02	1.00	1.08	2.08	(0.80)	0.00	(0.80)
03/31/2009	10.94	0.38	(1.69)	(1.31)	(0.49)	(0.12)	(0.61)
03/31/2008	10.66	0.69	0.36	1.05	(0.77)	0.00	(0.77)
Class A
03/31/2012	10.74	0.84	(0.18)	0.66	(0.84)	0.00	(0.84)
03/31/2011	10.33	0.78	0.33	1.11	(0.67)	(0.03)	(0.70)
03/31/2010	9.03	0.85	1.23	2.08	(0.78)	0.00	(0.78)
03/31/2009	10.96	0.55	(1.88)	(1.33)	(0.48)	(0.12)	(0.60)
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00	(0.77)
Class C
03/31/2012	10.65	0.77	(0.19)	0.58	(0.77)	0.00	(0.77)
03/31/2011	10.26	0.72	0.30	1.02	(0.60)	(0.03)	(0.63)
03/31/2010	8.99	0.80	1.18	1.98	(0.71)	0.00	(0.71)
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)	(0.53)
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00	(0.69)

PIMCO RealRetirement® 2015 Fund
Institutional Class
06/30/2011 - 03/31/2012	$10.00	$0.37	$(0.20)	$0.17	$(0.20)	$0.00	$(0.20)
Class P
10/31/2011 - 03/31/2012	9.90	0.20	0.07	0.27	(0.20)	0.00	(0.20)
Administrative Class
06/30/2011 - 03/31/2012	10.00	0.26	(0.11)	0.15	(0.20)	0.00	(0.20)
Class D
06/30/2011 - 03/31/2012	10.00	0.21	(0.07)	0.14	(0.18)	0.00	(0.18)
Class A
06/30/2011 - 03/31/2012	10.00	0.18	(0.04)	0.14	(0.18)	0.00	(0.18)
Class C
06/30/2011 - 03/31/2012	10.00	0.22	(0.14)	0.08	(0.14)	0.00	(0.14)
Class R
06/30/2011 - 03/31/2012	10.00	0.22	(0.11)	0.11	(0.16)	0.00	(0.16)

PIMCO RealRetirement® 2020 Fund
Institutional Class
03/31/2012	$8.28	$0.41	$(0.18)	$0.23	$(0.31)	$(0.03)	$(0.34)
03/31/2011	8.10	0.60	0.17	0.77	(0.59)	0.00	(0.59)
03/31/2010	6.40	0.36	1.64	2.00	(0.30)	0.00	(0.30)
03/31/2009	10.00	0.41	(2.57)	(2.16)	(0.36)	(1.08)	(1.44)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
10/31/2011 - 03/31/2012	8.18	0.15	0.07	0.22	(0.19)	(0.03)	(0.22)
Administrative Class
03/31/2012	8.42	0.37	(0.16)	0.21	(0.29)	(0.03)	(0.32)
03/31/2011	8.15	0.59	0.17	0.76	(0.49)	0.00	(0.49)
03/31/2010	6.40	0.88	1.10	1.98	(0.23)	0.00	(0.23)
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)	(1.40)
Class D
03/31/2012	8.25	0.28	(0.09)	0.19	(0.27)	(0.03)	(0.30)
03/31/2011	8.07	0.54	0.18	0.72	(0.54)	0.00	(0.54)
03/31/2010	6.39	0.49	1.46	1.95	(0.27)	0.00	(0.27)
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)	(1.40)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00

Please see footnotes on page 36.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.54	6.79%	$1,146,466	1.09	%(e)	1.12	%(e)	0.62%		0.65%		8.17%		55%
10.71	11.13	646,732	0.96	(e)	0.96	(e)	0.65		0.65		7.34		68
10.30	23.38	292,246	0.84	(e)	0.84	(e)	0.65		0.65		9.63		45
9.02	(12.07)	57,816	1.05	(e)(b)	1.05	(e)(b)	0.75	(b)	0.75	(b)	3.87		117
10.94	10.26	36,373	2.41	(e)	2.41	(e)	0.85		0.85		6.35		116

10.56	6.60	3,163,944	1.15	(e)(f)	1.18	(e)(f)	0.68	(f)	0.71	(f)	7.87		55
10.74	10.92	2,181,350	1.16	(e)	1.16	(e)	0.85		0.85		7.27		68
10.33	23.29	899,594	1.04	(e)	1.04	(e)	0.85		0.85		8.28		45
9.03	(12.25)	544,594	1.16	(e)	1.16	(e)	0.85		0.85		5.63		117
10.96	10.31	363,665	2.47	(e)	2.47	(e)	0.85		0.85		6.66		116

10.46	5.87	2,540,771	1.90	(e)(f)	1.93	(e)(f)	1.43	(f)	1.46	(f)	7.28		55
10.65	10.11	1,562,700	1.91	(e)	1.91	(e)	1.60		1.60		6.70		68
10.26	22.28	582,851	1.79	(e)	1.79	(e)	1.60		1.60		7.79		45
8.99	(12.87)	248,865	1.91	(e)	1.91	(e)	1.60		1.60		5.10		117
10.92	9.44	168,527	3.26	(e)	3.26	(e)	1.60		1.60		5.86		116

$9.97	1.75%	$8,663	0.31	%*	1.00	%*	0.31	%*	1.00	%*	4.90	%*	24%

9.97	2.74	10	0.41	*	1.10	*	0.41	*	1.10	*	4.89	*	24

9.95	1.50	8,747	0.56	*	1.25	*	0.56	*	1.25	*	3.46	*	24

9.96	1.45	377	0.81	*	1.50	*	0.81	*	1.50	*	2.76	*	24

9.96	1.48	1,630	0.81	*	1.50	*	0.81	*	1.50	*	2.43	*	24

9.94	0.87	209	1.56	*	2.25	*	1.56	*	2.25	*	2.91	*	24

9.95	1.17	10	1.06	*	1.75	*	1.06	*	1.75	*	2.94	*	24

$8.17	2.93%	$18,089	0.31%		0.75%		0.31%		0.75%		4.95%		25%
8.28	9.69	4,748	0.40		0.75		0.40		0.75		7.24		1
8.10	31.41	3,350	0.39		0.75		0.39		0.75		4.68		13
6.40	(21.76)	2,346	0.22		2.51		0.22		2.51		4.92		232
10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14	)*	NA

8.18	2.76	10	0.41	*	0.85	*	0.41	*	0.85	*	4.48	*	25

8.31	2.69	17,612	0.56		1.00		0.56		1.00		4.44		25
8.42	9.52	374	0.65		1.00		0.65		1.00		7.05		1
8.15	31.07	26	0.73		1.00		0.73		1.00		10.98		13
6.40	(21.42)	8	0.47	*	3.46	*	0.47	*	3.46	*	5.42	*	232

8.14	2.46	2,600	0.82	(c)	1.26	(c)	0.82	(c)	1.26	(c)	3.43		25
8.25	9.15	1,847	1.00		1.35		1.00		1.35		6.52		1
8.07	30.61	1,001	1.03		1.35		1.03		1.35		6.28		13
6.39	(22.24)	114	0.93		7.44		0.93		7.44		6.35		232
10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2012	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
PIMCO RealRetirement® 2020 Fund (Cont.)
Class A
03/31/2012	$8.24	$0.28	$(0.09)	$0.19	$(0.27)	$(0.03)	$(0.30)
03/31/2011	8.06	0.54	0.18	0.72	(0.54)	0.00	(0.54)
03/31/2010	6.39	0.38	1.55	1.93	(0.26)	0.00	(0.26)
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)	(1.40)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2012	8.23	0.21	(0.08)	0.13	(0.21)	(0.03)	(0.24)
03/31/2011	8.06	0.47	0.19	0.66	(0.49)	0.00	(0.49)
03/31/2010	6.39	0.41	1.48	1.89	(0.22)	0.00	(0.22)
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)	(1.36)
Class R
03/31/2012	8.25	0.24	(0.07)	0.17	(0.24)	(0.03)	(0.27)
03/31/2011	8.07	0.51	0.19	0.70	(0.52)	0.00	(0.52)
03/31/2010	6.40	0.42	1.51	1.93	(0.26)	0.00	(0.26)
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)	(1.38)
PIMCO RealRetirement® 2025 Fund
Institutional Class
06/30/2011 - 03/31/2012	$10.00	$0.50	$(0.39)	$0.11	$(0.24)	$0.00	$(0.24)
Class P
10/31/2011 - 03/31/2012	9.71	0.27	0.13	0.40	(0.24)	0.00	(0.24)
Administrative Class
06/30/2011 - 03/31/2012	10.00	0.33	(0.24)	0.09	(0.24)	0.00	(0.24)
Class D
06/30/2011 - 03/31/2012	10.00	0.34	(0.27)	0.07	(0.23)	0.00	(0.23)
Class A
06/30/2011 - 03/31/2012	10.00	0.21	(0.13)	0.08	(0.23)	0.00	(0.23)
Class C
06/30/2011 - 03/31/2012	10.00	0.30	(0.28)	0.02	(0.20)	0.00	(0.20)
Class R
06/30/2011 - 03/31/2012	10.00	0.26	(0.21)	0.05	(0.21)	0.00	(0.21)
PIMCO RealRetirement® 2030 Fund
Institutional Class
03/31/2012	$7.93	$0.43	$(0.34)	$0.09	$(0.32)	$(0.02)	$(0.34)
03/31/2011	7.76	0.59	0.22	0.81	(0.64)	0.00	(0.64)
03/31/2010	5.92	0.37	1.78	2.15	(0.24)	(0.07)	(0.31)
03/31/2009	10.00	0.39	(3.07)	(2.68)	(0.32)	(1.08)	(1.40)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
10/31/2011 - 03/31/2012	7.66	0.20	0.04	0.24	(0.20)	(0.02)	(0.22)
Administrative Class
03/31/2012	7.93	0.45	(0.37)	0.08	(0.31)	(0.02)	(0.33)
03/31/2011	7.76	0.57	0.23	0.80	(0.63)	0.00	(0.63)
03/31/2010	5.93	0.32	1.81	2.13	(0.23)	(0.07)	(0.30)
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)	(1.38)
Class D
03/31/2012	7.89	0.35	(0.30)	0.05	(0.29)	(0.02)	(0.31)
03/31/2011	7.73	0.57	0.19	0.76	(0.60)	0.00	(0.60)
03/31/2010	5.91	0.58	1.52	2.10	(0.21)	(0.07)	(0.28)
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)	(1.36)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
03/31/2012	7.89	0.32	(0.27)	0.05	(0.29)	(0.02)	(0.31)
03/31/2011	7.73	0.54	0.22	0.76	(0.60)	0.00	(0.60)
03/31/2010	5.91	0.45	1.65	2.10	(0.21)	(0.07)	(0.28)
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)	(1.37)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00

Please see footnotes on page 36.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$8.13	2.48%	$3,077	0.82	%(c)	1.26	%(c)	0.82	%(c)	1.26	%(c)	3.48%		25%
8.24	9.15	2,068	1.00		1.35		1.00		1.35		6.50		1
8.06	30.37	1,036	1.03		1.35		1.03		1.35		4.93		13
6.39	(22.23)	209	0.82		4.29		0.82		4.29		5.59		232
10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

8.12	1.72	1,122	1.57	(c)	2.01	(c)	1.57	(c)	2.01	(c)	2.60		25
8.23	8.33	1,106	1.75		2.10		1.75		2.10		5.69		1
8.06	29.69	488	1.78		2.10		1.78		2.10		5.18		13
6.39	(20.57)	8	1.59	*	4.92	*	1.59	*	4.92	*	4.95	*	232

8.15	2.19	692	1.07	(c)	1.51	(c)	1.07	(c)	1.51	(c)	2.93		25
8.25	8.87	765	1.25		1.60		1.25		1.60		6.17		1
8.07	30.22	466	1.33		1.60		1.33		1.60		5.28		13
6.40	(20.25)	8	1.09	*	4.42	*	1.09	*	4.42	*	5.45	*	232

$9.87	1.20%	$10,159	0.26	%*	0.95	%*	0.26	%*	0.95	%*	6.82	%*	27%

9.87	4.19	10	0.36	*	1.05	*	0.36	*	1.05	*	6.71	*	27

9.85	0.95	12,019	0.51	*	1.20	*	0.51	*	1.20	*	4.49	*	27

9.84	0.76	311	0.76	*	1.45	*	0.76	*	1.45	*	4.59	*	27

9.85	0.82	579	0.76	*	1.45	*	0.76	*	1.45	*	2.83	*	27

9.82	0.23	48	1.51	*	2.20	*	1.51	*	2.20	*	4.08	*	27

9.84	0.59	81	1.01	*	1.70	*	1.01	*	1.70	*	3.47	*	27

$7.68	1.33%	$10,070	0.35%		0.80%		0.35%		0.80%		5.64%		21%
7.93	10.83	4,098	0.44		0.80		0.44		0.80		7.43		3
7.76	36.55	3,607	0.41		0.80		0.41		0.80		5.08		9
5.92	(27.14)	2,186	0.26		2.69		0.26		2.69		4.72		233
10.00	0.00	3,000	0.16	*	0.16	*	0.16	*	0.16	*	(0.16	)*	NA

7.68	3.26	10	0.45	*	0.90	*	0.45	*	0.90	*	6.41	*	21

7.68	1.15	16,505	0.60		1.05		0.60		1.05		5.84		21
7.93	10.58	11	0.69		1.05		0.69		1.05		7.26		3
7.76	36.00	10	0.66		1.05		0.66		1.05		4.45		9
5.93	(27.03)	7	0.51	*	3.73	*	0.51	*	3.73	*	5.17	*	233

7.63	0.77	2,250	0.86	(c)	1.31	(c)	0.86	(c)	1.31	(c)	4.50		21
7.89	10.15	1,317	1.04		1.40		1.04		1.40		7.24		3
7.73	35.74	894	1.05		1.40		1.05		1.40		7.68		9
5.91	(27.57)	50	0.98		9.28		0.98		9.28		1.93		233
10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	NA

7.63	0.78	2,186	0.86	(c)	1.31	(c)	0.86	(c)	1.31	(c)	4.20		21
7.89	10.14	941	1.04		1.40		1.04		1.40		6.85		3
7.73	35.68	565	1.05		1.40		1.05		1.40		6.09		9
5.91	(27.55)	64	0.93		7.18		0.93		7.18		3.86		233
10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	NA

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2012	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO RealRetirement® 2030 Fund (Cont.)
Class C
03/31/2012	$7.84	$0.26	$(0.26)	$0.00	$(0.23)	$(0.02)	$(0.25)
03/31/2011	7.69	0.50	0.20	0.70	(0.55)	0.00	(0.55)
03/31/2010	5.90	0.46	1.57	2.03	(0.17)	(0.07)	(0.24)
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)	(1.36)
Class R
03/31/2012	7.90	0.25	(0.21)	0.04	(0.26)	(0.02)	(0.28)
03/31/2011	7.74	0.53	0.21	0.74	(0.58)	0.00	(0.58)
03/31/2010	5.92	0.47	1.62	2.09	(0.20)	(0.07)	(0.27)
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)	(1.35)

PIMCO RealRetirement® 2035 Fund
Institutional Class
06/30/2011 - 03/31/2012	$10.00	$0.58	$(0.57)	$0.01	$(0.33)	$0.00	$(0.33)
Class P
10/31/2011 - 03/31/2012	9.57	0.35	0.08	0.43	(0.32)	0.00	(0.32)
Administrative Class
06/30/2011 - 03/31/2012	10.00	0.38	(0.39)	(0.01)	(0.32)	0.00	(0.32)
Class D
06/30/2011 - 03/31/2012	10.00	0.42	(0.45)	(0.03)	(0.31)	0.00	(0.31)
Class A
06/30/2011 - 03/31/2012	10.00	0.35	(0.37)	(0.02)	(0.31)	0.00	(0.31)
Class C
06/30/2011 - 03/31/2012	10.00	0.40	(0.48)	(0.08)	(0.29)	0.00	(0.29)
Class R
06/30/2011 - 03/31/2012	10.00	0.53	(0.57)	(0.04)	(0.30)	0.00	(0.30)

PIMCO RealRetirement® 2040 Fund
Institutional Class
03/31/2012	$7.84	$0.51	$(0.46)	$0.05	$(0.39)	$(0.02)	$(0.41)
03/31/2011	7.65	0.71	0.25	0.96	(0.77)	0.00	(0.77)
03/31/2010	5.35	0.43	2.19	2.62	(0.28)	(0.04)	(0.32)
03/31/2009	10.00	0.31	(3.58)	(3.27)	(0.29)	(1.09)	(1.38)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
10/31/2011 - 03/31/2012	7.44	0.25	0.05	0.30	(0.24)	(0.02)	(0.26)
Administrative Class
03/31/2012	7.83	0.63	(0.61)	0.02	(0.37)	(0.02)	(0.39)
03/31/2011	7.64	0.68	0.27	0.95	(0.76)	0.00	(0.76)
03/31/2010	5.34	0.39	2.22	2.61	(0.27)	(0.04)	(0.31)
06/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)	(1.37)
Class D
03/31/2012	7.79	0.41	(0.40)	0.01	(0.35)	(0.02)	(0.37)
03/31/2011	7.61	0.72	0.19	0.91	(0.73)	0.00	(0.73)
03/31/2010	5.33	0.57	2.00	2.57	(0.25)	(0.04)	(0.29)
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)	(1.36)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
03/31/2012	7.78	0.37	(0.36)	0.01	(0.35)	(0.02)	(0.37)
03/31/2011	7.60	0.54	0.37	0.91	(0.73)	0.00	(0.73)
03/31/2010	5.32	0.48	2.09	2.57	(0.25)	(0.04)	(0.29)
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)	(1.36)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2012	7.74	0.39	(0.44)	(0.05)	(0.30)	(0.02)	(0.32)
03/31/2011	7.58	0.62	0.22	0.84	(0.68)	0.00	(0.68)
03/31/2010	5.33	0.47	2.04	2.51	(0.22)	(0.04)	(0.26)
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)	(1.34)

Please see footnotes on page 36.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$7.59	0.16%	$1,386	1.61	%(c)	2.06	%(c)	1.61	%(c)	2.06	%(c)	3.44%		21%
7.84	9.29	1,455	1.79		2.15		1.79		2.15		6.40		3
7.69	34.55	872	1.80		2.15		1.80		2.15		6.20		9
5.90	(25.73)	81	1.72	*	8.31	*	1.72	*	8.31	*	2.44	*	233

7.66	0.57	450	1.11	(c)	1.56	(c)	1.11	(c)	1.56	(c)	3.27		21
7.90	9.86	250	1.29		1.65		1.29		1.65		6.73		3
7.74	35.37	2	1.34		1.65		1.34		1.65		6.18		9
5.92	(25.60)	8	1.13	*	4.90	*	1.13	*	4.90	*	5.29	*	233

$9.68	0.22%	$8,282	0.31	%*	1.05	%*	0.31	%*	1.05	%*	8.06	%*	29%

9.68	4.68	11	0.41	*	1.15	*	0.41	*	1.15	*	8.83	*	29

9.67	0.07	10,448	0.56	*	1.30	*	0.56	*	1.30	*	5.33	*	29

9.66	(0.17)	108	0.81	*	1.55	*	0.81	*	1.55	*	5.78	*	29

9.67	(0.08)	41	0.81	*	1.55	*	0.81	*	1.55	*	4.89	*	29

9.63	(0.71)	74	1.56	*	2.30	*	1.56	*	2.30	*	5.53	*	29

9.66	(0.23)	43	1.06	*	1.80	*	1.06	*	1.80	*	7.39	*	29

$7.48	0.75%	$7,563	0.37%		0.85%		0.37%		0.85%		6.75%		47%
7.84	13.10	3,709	0.46		0.85		0.46		0.85		9.11		7
7.65	49.11	3,257	0.45		0.85		0.45		0.85		6.04		13
5.35	(33.25)	2,001	0.33		2.92		0.33		2.92		3.90		244
10.00	0.00	3,000	0.24	*	0.24	*	0.24	*	0.24	*	(0.24	)*	NA

7.48	4.22	10	0.47	*	0.95	*	0.47	*	0.95	*	8.00	*	47

7.46	0.44	20,794	0.62		1.10		0.62		1.10		8.54		47
7.83	12.85	11	0.71		1.10		0.71		1.10		8.80		7
7.64	48.87	10	0.70		1.10		0.70		1.10		5.56		13
5.34	(33.19)	7	0.58	*	4.08	*	0.58	*	4.08	*	4.20	*	244

7.43	0.34	1,664	0.88	(c)	1.36	(c)	0.88	(c)	1.36	(c)	5.43		47
7.79	12.44	589	1.06		1.45		1.06		1.45		9.26		7
7.61	48.36	327	1.08		1.45		1.08		1.45		7.75		13
5.33	(33.71)	9	0.93		4.25		0.93		4.25		3.27		244
10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	NA

7.42	0.29	1,840	0.88	(c)	1.36	(c)	0.88	(c)	1.36	(c)	5.01		47
7.78	12.49	1,150	1.06		1.45		1.06		1.45		6.97		7
7.60	48.35	181	1.08		1.45		1.08		1.45		6.62		13
5.32	(33.76)	30	0.93		5.59		0.93		5.59		3.93		244
10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	NA

7.37	(0.46)	211	1.63	(c)	2.11	(c)	1.63	(c)	2.11	(c)	5.19		47
7.74	11.48	58	1.81		2.20		1.81		2.20		8.09		7
7.58	47.12	29	1.83		2.20		1.83		2.20		6.59		13
5.33	(31.88)	7	1.70	*	5.74	*	1.70	*	5.74	*	3.82	*	244

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2012	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO RealRetirement® 2040 Fund (Cont.)
Class R
03/31/2012	$7.79	$0.43	$(0.44)	$(0.01)	$(0.34)	$(0.02)	$(0.36)
03/31/2011	7.62	0.80	0.08	0.88	(0.71)	0.00	(0.71)
03/31/2010	5.34	0.44	2.12	2.56	(0.24)	(0.04)	(0.28)
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)	(1.36)

PIMCO RealRetirement® 2045 Fund
Institutional Class
02/29/2012 - 03/31/2012	$10.00	$0.09	$(0.10)	$(0.01)	$0.00	$0.00	$0.00
Class P
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00
Administrative Class
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00
Class D
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00
Class A
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00
Class C
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00
Class R
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00

PIMCO RealRetirement® 2050 Fund
Institutional Class
03/31/2012	$8.18	$0.52	$(0.57)	$(0.05)	$(0.43)	$0.00	$(0.43)
03/31/2011	7.99	0.76	0.23	0.99	(0.80)	0.00	(0.80)
03/31/2010	5.31	0.47	2.46	2.93	(0.18)	(0.07)	(0.25)
03/31/2009	10.00	0.24	(3.69)	(3.45)	(0.24)	(1.00)	(1.24)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
10/31/2011 - 03/31/2012	7.65	0.32	(0.01)	0.31	(0.26)	0.00	(0.26)
Administrative Class
03/31/2012	8.16	0.50	(0.59)	(0.09)	(0.41)	0.00	(0.41)
03/31/2011	7.98	0.73	0.23	0.96	(0.78)	0.00	(0.78)
03/31/2010	5.31	0.44	2.47	2.91	(0.17)	(0.07)	(0.24)
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)	(1.23)
Class D
03/31/2012	8.11	0.51	(0.61)	(0.10)	(0.39)	0.00	(0.39)
03/31/2011	7.94	0.90	0.04	0.94	(0.77)	0.00	(0.77)
03/31/2010	5.30	0.71	2.16	2.87	(0.16)	(0.07)	(0.23)
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)	(1.21)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
03/31/2012	8.11	0.60	(0.69)	(0.09)	(0.40)	0.00	(0.40)
03/31/2011	7.94	0.70	0.23	0.93	(0.76)	0.00	(0.76)
03/31/2010	5.29	0.57	2.31	2.88	(0.16)	(0.07)	(0.23)
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)	(1.21)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2012	8.05	0.41	(0.56)	(0.15)	(0.34)	0.00	(0.34)
03/31/2011	7.89	0.64	0.23	0.87	(0.71)	0.00	(0.71)
03/31/2010	5.29	0.85	1.96	2.81	(0.14)	(0.07)	(0.21)
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)	(1.20)
Class R
03/31/2012	8.11	0.54	(0.65)	(0.11)	(0.38)	0.00	(0.38)
03/31/2011	7.94	0.65	0.26	0.91	(0.74)	0.00	(0.74)
03/31/2010	5.30	0.46	2.40	2.86	(0.15)	(0.07)	(0.22)
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)	(1.21)

Please see footnotes on page 36.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$7.42	0.08%	$848	1.13	%(c)	1.61	%(c)	1.13	%(c)	1.61	%(c)	5.75%		47%
7.79	11.97	110	1.31		1.70		1.31		1.70		10.37		7
7.62	47.92	313	1.33		1.70		1.33		1.70		6.12		13
5.34	(31.61)	8	1.20	*	5.43	*	1.20	*	5.43	*	4.32	*	244

$9.99	(0.10)%	$2,997	0.34	%*	11.28	%*	0.34	%*	11.28	%*	10.67	%*	20%

9.99	(0.10)	10	0.44	*	11.38	*	0.44	*	11.38	*	10.57	*	20

9.99	(0.10)	10	0.59	*	11.53	*	0.59	*	11.53	*	10.41	*	20

9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

9.98	(0.20)	10	1.59	*	12.53	*	1.59	*	12.53	*	9.38	*	20

9.98	(0.20)	10	1.09	*	12.03	*	1.09	*	12.03	*	9.88	*	20

$7.70	(0.42)%	$5,687	0.36%		0.85%		0.36%		0.85%		6.71%		42%
8.18	12.95	3,748	0.47		0.85		0.47		0.85		9.33		9
7.99	55.35	3,183	0.42		0.85		0.42		0.85		6.50		14
5.31	(35.10)	1,947	0.36		2.94		0.36		2.94		3.04		227
10.00	0.00	3,000	0.29	*	0.29	*	0.29	*	0.29	*	(0.29	)*	NA

7.70	4.20	10	0.46	*	0.95	*	0.46	*	0.95	*	10.00	*	42

7.66	(0.84)	6,947	0.61		1.10		0.61		1.10		6.54		42
8.16	12.57	12	0.72		1.10		0.72		1.10		9.06		9
7.98	54.99	10	0.67		1.10		0.67		1.10		6.07		14
5.31	(33.73)	6	0.61	*	4.12	*	0.61	*	4.12	*	2.91	*	227

7.62	(1.08)	3,452	0.87	(c)	1.36	(c)	0.87	(c)	1.36	(c)	6.63		42
8.11	12.28	2,741	1.07		1.45		1.07		1.45		11.09		9
7.94	54.36	301	1.03		1.45		1.03		1.45		9.52		14
5.30	(35.41)	10	0.96		4.54		0.96		4.54		2.35		227
10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	NA

7.62	(0.93)	772	0.87	(c)	1.36	(c)	0.87	(c)	1.36	(c)	7.92		42
8.11	12.19	204	1.07		1.45		1.07		1.45		8.71		9
7.94	54.65	75	1.02		1.45		1.02		1.45		7.85		14
5.29	(35.50)	20	0.96		5.19		0.96		5.19		2.43		227
10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	NA

7.56	(1.74)	253	1.62	(c)	2.11	(c)	1.62	(c)	2.11	(c)	5.30		42
8.05	11.42	252	1.82		2.20		1.82		2.20		8.05		9
7.89	53.33	129	1.79		2.20		1.79		2.20		11.32		14
5.29	(33.22)	8	1.73	*	6.10	*	1.73	*	6.10	*	2.27	*	227

7.62	(1.14)	307	1.12	(c)	1.61	(c)	1.12	(c)	1.61	(c)	7.08		42
8.11	11.86	32	1.32		1.70		1.32		1.70		8.12		9
7.94	54.10	26	1.27		1.70		1.27		1.70		6.32		14
5.30	(32.94)	11	1.23	*	6.10		1.23	*	6.10	*	2.84	*	227

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2012	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO RealRetirement® Income and Distribution Fund
Institutional Class
03/31/2012	$8.51	$0.35	$0.02	$0.37	$(0.31)	$(0.05)	$(0.36)
03/31/2011	8.30	0.56	0.21	0.77	(0.56)	0.00	(0.56)
03/31/2010	6.78	0.44	1.47	1.91	(0.33)	(0.06)	(0.39)
03/31/2009	10.00	0.44	(2.16)	(1.72)	(0.38)	(1.12)	(1.50)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
10/31/2011 - 03/31/2012	8.57	0.05	0.14	0.19	(0.18)	(0.05)	(0.23)
Administrative Class
03/31/2012	8.51	0.35	(0.02)	0.33	(0.29)	(0.05)	(0.34)
03/31/2011	8.30	0.49	0.27	0.76	(0.55)	0.00	(0.55)
03/31/2010	6.77	0.39	1.51	1.90	(0.31)	(0.06)	(0.37)
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)	(1.45)
Class D
03/31/2012	8.48	0.30	0.03	0.33	(0.28)	(0.05)	(0.33)
03/31/2011	8.28	0.57	0.15	0.72	(0.52)	0.00	(0.52)
03/31/2010	6.77	0.64	1.22	1.86	(0.29)	(0.06)	(0.35)
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)	(1.45)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A
03/31/2012	8.47	0.28	0.04	0.32	(0.27)	(0.05)	(0.32)
03/31/2011	8.27	0.63	0.09	0.72	(0.52)	0.00	(0.52)
03/31/2010	6.76	0.45	1.41	1.86	(0.29)	(0.06)	(0.35)
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)	(1.46)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2012	8.44	0.22	0.04	0.26	(0.22)	(0.05)	(0.27)
03/31/2011	8.25	0.43	0.23	0.66	(0.47)	0.00	(0.47)
03/31/2010	6.75	0.34	1.46	1.80	(0.24)	(0.06)	(0.30)
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)	(1.43)
Class R
03/31/2012	8.47	0.24	0.06	0.30	(0.26)	(0.05)	(0.31)
03/31/2011	8.27	0.53	0.16	0.69	(0.49)	0.00	(0.49)
03/31/2010	6.76	0.38	1.46	1.84	(0.27)	(0.06)	(0.33)
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)	(1.43)

PIMCO Global Multi-Asset Fund
Institutional Class
03/31/2012	$12.04	$0.34	$(0.31)	$0.03	$(0.56)	$(0.16)	$(0.72)
03/31/2011	11.20	0.48	1.08	1.56	(0.50)	(0.22)	(0.72)
03/31/2010	9.31	0.29	2.23	2.52	(0.49)	(0.14)	(0.63)
10/29/2008 - 03/31/2009	10.00	0.41	(0.78)	(0.37)	(0.32)	0.00	(0.32)
Class P
03/31/2012	12.03	0.35	(0.34)	0.01	(0.55)	(0.16)	(0.71)
03/31/2011	11.19	0.51	1.04	1.55	(0.49)	(0.22)	(0.71)
03/31/2010	9.31	0.31	2.20	2.51	(0.49)	(0.14)	(0.63)
10/29/2008 - 03/31/2009	10.00	0.46	(0.83)	(0.37)	(0.32)	0.00	(0.32)
Administrative Class
10/14/2011 - 03/31/2012	11.44	0.08	0.37	0.45	(0.40)	(0.16)	(0.56)
Class D
03/31/2012	11.98	0.26	(0.30)	(0.04)	(0.51)	(0.16)	(0.67)
03/31/2011	11.15	0.41	1.08	1.49	(0.44)	(0.22)	(0.66)
03/31/2010	9.30	0.22	2.23	2.45	(0.46)	(0.14)	(0.60)
10/29/2008 - 03/31/2009	10.00	0.15	(0.53)	(0.38)	(0.32)	0.00	(0.32)

Please see footnotes on page 36.

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$8.52	4.50%	$9,707	0.32%		0.75%		0.32%		0.75%		4.12%		14%
8.51	9.53	4,885	0.39		0.75		0.39		0.75		6.55		0
8.30	28.20	3,934	0.38		0.75		0.38		0.75		5.48		10
6.78	(17.26)	2,480	0.23		2.38		0.23		2.38		5.09		186
10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14	)*	NA

8.53	2.30	10	0.42	*	0.85	*	0.42	*	0.85	*	1.46	*	14

8.50	4.08	7,029	0.57		1.00		0.57		1.00		4.08		14
8.51	9.30	22	0.64		1.00		0.64		1.00		5.74		0
8.30	28.11	11	0.63		1.00		0.63		1.00		4.89		10
6.77	(16.74)	8	0.50	*	3.26	*	0.50	*	3.26	*	5.58	*	186

8.48	3.98	1,557	0.83	(c)	1.26		0.83		1.26		3.51		14
8.48	8.89	390	0.99		1.35		0.99		1.35		6.72		0
8.28	27.52	273	1.00		1.35		1.00		1.35		7.84		10
6.77	(17.82)	28	0.87		5.40		0.87		5.40		3.50		186
10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

8.47	3.94	6,065	0.83	(c)	1.26	(c)	0.83	(c)	1.26	(c)	3.28		14
8.47	8.93	3,069	0.99		1.35		0.99		1.35		7.44		0
8.27	27.54	892	0.98		1.35		0.98		1.35		5.68		10
6.76	(17.78)	261	0.87		4.62		0.87		4.62		6.14		186
10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

8.43	3.21	1,578	1.58	(c)	2.01	(c)	1.58	(c)	2.01	(c)	2.60		14
8.44	8.10	694	1.74		2.10		1.74		2.10		5.04		0
8.25	26.64	310	1.73		2.10		1.73		2.10		4.26		10
6.75	(15.98)	101	1.69	*	7.41	*	1.69	*	7.41	*	4.37	*	186

8.46	3.69	235	1.08	(c)	1.51	(c)	1.08	(c)	1.51	(c)	2.85		14
8.47	8.55	53	1.24		1.60		1.24		1.60		6.23		0
8.27	27.24	115	1.23		1.60		1.23		1.60		4.73		10
6.76	(15.77)	36	1.23	*	9.83	*	1.23	*	9.83	*	4.34	*	186

$11.35	0.54%	$2,396,376	0.52%		0.99%		0.52%		0.99%		2.93%		94%
12.04	14.34	1,750,218	0.54		0.97		0.54		0.97		4.20		71
11.20	27.20	951,110	0.69		0.95		0.69		0.95		2.60		217
9.31	(3.78)	191,340	0.52	*	1.10	*	0.52	*	1.10	*	10.40	*	83

11.33	0.38	922,381	0.62		1.09		0.62		1.09		3.06		94
12.03	14.26	504,342	0.64		1.07		0.64		1.07		4.39		71
11.19	27.06	164,760	0.78		1.05		0.78		1.05		2.77		217
9.31	(3.80)	10	0.62	*	1.15	*	0.62	*	1.15	*	11.59	*	83

11.33	4.24	2,407	0.77	*	1.24	*	0.77	*	1.24	*	1.55	*	94

11.27	(0.09)	242,360	1.12		1.59		1.12		1.59		2.24		94
11.98	13.71	222,235	1.14		1.57		1.14		1.57		3.54		71
11.15	26.39	121,844	1.29		1.55		1.29		1.55		2.02		217
9.30	(3.92)	17,099	1.12	*	1.82	*	1.12	*	1.82	*	3.89	*	83

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2012	35

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Global Multi-Asset Fund (Cont.)
Class A
03/31/2012	$11.97	$0.26	$(0.29)	$(0.03)	$(0.51)	$(0.16)	$(0.67)
03/31/2011	11.14	0.41	1.08	1.49	(0.44)	(0.22)	(0.66)
03/31/2010	9.30	0.22	2.22	2.44	(0.46)	(0.14)	(0.60)
10/29/2008 - 03/31/2009	10.00	0.17	(0.55)	(0.38)	(0.32)	0.00	(0.32)
Class C
03/31/2012	11.87	0.18	(0.31)	(0.13)	(0.45)	(0.16)	(0.61)
03/31/2011	11.06	0.33	1.07	1.40	(0.37)	(0.22)	(0.59)
03/31/2010	9.28	0.15	2.20	2.35	(0.43)	(0.14)	(0.57)
10/29/2008 - 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00	(0.32)
Class R
03/31/2012	11.93	0.25	(0.32)	(0.07)	(0.49)	(0.16)	(0.65)
03/31/2011	11.13	0.52	0.93	1.45	(0.43)	(0.22)	(0.65)
03/31/2010	9.30	0.22	2.20	2.42	(0.45)	(0.14)	(0.59)
10/29/2008 - 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00	(0.31)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the class’s supervisory and administrative fee was decreased by 0.20% to an annual rate of 0.20%.
(c)	Effective May 1, 2011, the class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective May 1, 2011, the class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.35%.
(e)	Ratio of expenses to average net assets includes line of credit expenses.
(f)	Effective May 1, 2011, the class’s supervisory and administrative fee was decreased by 0.15% to an annual rate of 0.25%.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.27	0.01%	$1,229,935	1.12%		1.59%		1.12%		1.59%		2.29%		94%
11.97	13.72	1,030,403	1.14		1.57		1.14		1.57		3.61		71
11.14	26.30	548,302	1.29		1.55		1.29		1.55		2.05		217
9.30	(3.91)	41,693	1.12	*	1.81	*	1.12	*	1.81	*	4.38	*	83

11.13	(0.87)	917,668	1.87		2.34		1.87		2.34		1.60		94
11.87	12.92	714,316	1.89		2.32		1.89		2.32		2.90		71
11.06	25.40	332,605	2.04		2.30		2.04		2.30		1.37		217
9.28	(4.13)	16,972	1.87	*	2.55	*	1.87	*	2.55	*	1.99	*	83

11.21	(0.31)	19,436	1.37		1.84		1.37		1.84		2.16		94
11.93	13.39	11,560	1.39		1.82		1.39		1.82		4.46		71
11.13	26.05	1,085	1.53		1.80		1.53		1.80		2.03		217
9.30	(4.03)	151	1.37	*	1.97	*	1.37	*	1.97	*	1.80	*	83

ANNUAL REPORT	MARCH 31, 2012	37

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund

Assets:
Investments, at value	$0	$0	$130	$411	$489
Investments in Affiliates, at value	27,544,478	25,759,499	19,347	42,701	22,610
Repurchase agreements, at value	0	0	142	108	105
Cash	0	0	1	0	1
Deposits with counterparty	0	0	34	50	45
Foreign currency, at value	0	0	3	2	3
Receivable for investments sold	0	0	0	1	0
Receivable for Fund shares sold	278,934	85,663	28	35	14
Dividends receivable from Affiliates	67,274	49,071	26	47	20
Reimbursement receivable from PIMCO	2,068	723	0	0	0
OTC swap premiums paid	0	0	15	40	16
Unrealized appreciation on foreign currency contracts	0	0	14	54	21
Unrealized appreciation on OTC swap agreements	0	0	0	4	0
	27,892,754	25,894,956	19,740	43,453	23,324

Liabilities:
Payable for investments purchased	$0	$0	$6	$14	$9
Payable for investments in Affiliates purchased	67,275	1,629,796	26	50	20
Payable for Fund shares redeemed	39,554	11,664	0	6	0
Payable for line of credit	0	6,577,176	0	0	0
Overdraft due to custodian	40	4,172	0	0	0
Accrued investment advisory fees	4,156	3,022	4	9	4
Accrued supervisory and administrative fees	2,418	2,387	2	4	1
Accrued distribution fees	1,300	1,628	2	5	3
Accrued servicing fees	860	1,227	1	1	0
Variation margin payable on financial derivative instruments	0	0	2	4	2
Reimbursement to PIMCO	0	0	0	1	0
OTC swap premiums received	0	0	0	4	0
Unrealized depreciation on foreign currency contracts	0	0	45	136	71
Unrealized depreciation on OTC swap agreements	0	0	6	17	7
	115,603	8,231,072	94	251	117

Net Assets	$27,777,151	$17,663,884	$19,646	$43,202	$23,207

Net Assets Consist of:
Paid in capital	$28,917,032	$17,853,548	$19,591	$43,462	$22,848
Undistributed (overdistributed) net investment income	0	3,508	139	398	173
Accumulated undistributed net realized (loss)	(1,961,606)	(356,644)	(265)	(797)	(345)
Net unrealized appreciation (depreciation)	821,725	163,472	181	139	531
	$27,777,151	$17,663,884	$19,646	$43,202	$23,207

Cost of Investments	$0	$0	$165	$555	$529
Cost of Investments in Affiliates	$26,722,753	$25,596,027	$19,075	$42,281	$21,959
Cost of Repurchase Agreements	$0	$0	$142	$108	$105
Cost of Foreign Currency Held	$0	$0	$2	$2	$3

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$1,042	$714	$1,454	$137	$830	$155
31,718	18,040	31,309	2,753	16,543	25,917
0	0	0	0	0	0
82	84	92	146	28	66
17	34	61	23	34	50
2	1	3	0	2	1
1	0	3	0	2	1
61	189	61	0	12	52
22	9	11	1	4	40
0	0	0	0	0	0
31	9	29	0	15	24
21	17	20	0	13	37
3	0	2	0	3	3
33,000	19,097	33,045	3,060	17,486	26,346

$10	$6	$11	$1	$6	$48
22	8	11	1	4	1
51	0	36	0	18	12
0	0	0	0	0	0
0	0	0	0	0	0
8	4	8	1	4	5
3	1	3	0	3	3
4	2	4	0	2	2
1	0	1	0	0	2
3	2	3	0	2	3
1	0	1	0	0	1
5	0	3	0	3	4
22	63	22	0	10	73
13	4	12	0	6	11
143	90	115	3	58	165

$32,857	$19,007	$32,930	$3,057	$17,428	$26,181

$33,106	$18,754	$33,216	$3,060	$17,904	$26,491
237	183	307	28	178	282
(925)	(345)	(940)	(28)	(553)	(521)
439	415	347	(3)	(101)	(71)
$32,857	$19,007	$32,930	$3,057	$17,428	$26,181

$1,144	$742	$1,532	$142	$890	$240
$31,135	$17,531	$30,839	$2,749	$16,569	$25,834
$0	$0	$0	$0	$0	$0
$2	$1	$3	$0	$2	$1

ANNUAL REPORT	MARCH 31, 2012	39

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund

Net Assets:
Institutional Class	$21,691,755	$7,813,207	$8,663	$18,089	$10,159
Class P	971,650	2,999,496	10	10	10
Administrative Class	355,331	NA	8,747	17,612	12,019
Class D	809,555	1,146,466	377	2,600	311
Class A	2,015,779	3,163,944	1,630	3,077	579
Class B	46,577	NA	NA	NA	NA
Class C	1,807,849	2,540,771	209	1,122	48
Class R	78,655	NA	10	692	81

Shares Issued and Outstanding:
Institutional Class	1,786,828	735,021	869	2,213	1,030
Class P	80,031	282,447	1	1	1
Administrative Class	29,333	NA	879	2,119	1,220
Class D	67,107	108,793	38	320	32
Class A	167,385	299,544	164	379	59
Class B	3,893	NA	NA	NA	NA
Class C	151,931	243,009	21	138	5
Class R	6,566	NA	1	85	8

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$12.14	$10.63	$9.97	$8.17	$9.87
Class P	12.14	10.62	9.97	8.18	9.87
Administrative Class	12.11	NA	9.95	8.31	9.85
Class D	12.06	10.54	9.96	8.14	9.84
Class A	12.04	10.56	9.96	8.13	9.85
Class B	11.97	NA	NA	NA	NA
Class C	11.90	10.46	9.94	8.12	9.82
Class R	11.98	NA	9.95	8.15	9.84

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$10,070	$8,282	$7,563	$2,997	$5,687	$9,707
10	11	10	10	10	10
16,505	10,448	20,794	10	6,947	7,029
2,250	108	1,664	10	3,452	1,557
2,186	41	1,840	10	772	6,065
NA	NA	NA	NA	NA	NA
1,386	74	211	10	253	1,578
450	43	848	10	307	235

1,311	855	1,011	300	739	1,139
1	1	1	1	1	1
2,150	1,081	2,787	1	906	827
295	11	224	1	453	184
286	4	248	1	101	716
NA	NA	NA	NA	NA	NA
183	8	29	1	34	187
59	4	114	1	40	28

$7.68	$9.68	$7.48	$9.99	$7.70	$8.52
7.68	9.68	7.48	9.99	7.70	8.53
7.68	9.67	7.46	9.99	7.66	8.50
7.63	9.66	7.43	9.99	7.62	8.48
7.63	9.67	7.42	9.99	7.62	8.47
NA	NA	NA	NA	NA	NA
7.59	9.63	7.37	9.98	7.56	8.43
7.66	9.66	7.42	9.98	7.62	8.46

ANNUAL REPORT	MARCH 31, 2012	41

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Assets:
Investments, at value	$2,628,126
Investments in Affiliates, at value	3,237,797
Repurchase agreements, at value	22,861
Cash	22
Foreign currency, at value	2,962
Receivable for investments sold	92,930
Receivable for Fund shares sold	10,712
Interest and dividends receivable	10,567
Dividends receivable from Affiliates	3,665
Variation margin receivable on financial derivative instruments	1,598
Reimbursement receivable from PIMCO	309
OTC swap premiums paid	9,222
Unrealized appreciation on foreign currency contracts	22,352
Unrealized appreciation on OTC swap agreements	8,370
6,051,493

Liabilities:
Payable for investments purchased	$112,964
Payable for investments in Affiliates purchased	4,256
Payable for investments purchased on a delayed-delivery basis	5,236
Payable for short sales	87,100
Deposits from counterparty	42,752
Payable for Fund shares redeemed	6,449
Written options outstanding	16,058
Accrued investment advisory fees	2,732
Accrued supervisory and administrative fees	1,210
Accrued distribution fees	608
Accrued servicing fees	474
Variation margin payable on financial derivative instruments	1,740
OTC swap premiums received	6,122
Unrealized depreciation on foreign currency contracts	28,086
Unrealized depreciation on OTC swap agreements	5,143
320,930

Net Assets	$5,730,563

Net Assets Consist of:
Paid in capital	$5,721,862
(Overdistributed) net investment income	(15,698)
Accumulated undistributed net realized (loss)	(36,944)
Net unrealized appreciation	61,343
$5,730,563

Cost of Investments	$2,653,717
Cost of Investments in Affiliates	$3,147,725
Cost of Repurchase Agreements	$22,861
Cost of Foreign Currency Held	$2,954
Proceeds Received on Short Sales	$87,109
Premiums Received on Written Options	$22,565

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Net Assets:
Institutional Class	$2,396,376
Class P	922,381
Administrative Class	2,407
Class D	242,360
Class A	1,229,935
Class C	917,668
Class R	19,436

Shares Issued and Outstanding:
Institutional Class	211,195
Class P	81,387
Administrative Class	212
Class D	21,504
Class A	109,148
Class C	82,441
Class R	1,734

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$11.35
Class P	11.33
Administrative Class	11.33
Class D	11.27
Class A	11.27
Class C	11.13
Class R	11.21

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2012	43

Statements of Operations

Year Ended March 31, 2012

(Amounts in thousands)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2015 Fund (1)	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund (1)

Investment Income:
Interest	$18	$13	$0	$3	$0
Dividends	0	0	1	3	6
Dividends from Affiliate investments	1,668,403	1,272,510	354	1,157	539
Total Income	1,668,421	1,272,523	355	1,163	545

Expenses:
Investment advisory fees	42,602	27,701	52	166	61
Supervisory and administrative fees	25,739	22,664	5	36	5
Distribution and/or servicing fees - Administrative Class	770	0	6	14	8
Distribution fees - Class B	479	0	0	0	0
Distribution fees - Class C	12,745	15,180	0	8	0
Distribution fees - Class R	153	0	0	2	0
Servicing fees - Class A	4,812	6,760	1	6	1
Servicing fees - Class B	160	0	0	0	0
Servicing fees - Class C	4,248	5,060	0	3	0
Servicing fees - Class R	153	0	0	2	0
Organization expense	0	0	19	0	18
Interest expense	44	64,357	0	0	0
Miscellaneous expense	0	0	0	1	0
Total Expenses	91,905	141,722	83	238	93
Waiver and/or Reimbursement by PIMCO	(17,694)	(3,565)	(51)	(104)	(60)
Net Expenses	74,211	138,157	32	134	33

Net Investment Income	1,594,210	1,134,366	323	1,029	512

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	0	0	(159)	(254)	(213)
Net realized (loss) on Affiliate investments	(65,813)	(287,683)	(88)	(422)	(154)
Net capital gain distributions received from Underlying Funds	103,894	79,224	80	255	125
Net realized gain (loss) on futures contracts	0	0	(139)	(316)	(163)
Net realized gain on written options	0	0	40	83	59
Net realized gain (loss) on swaps	0	0	(1)	(1)	(1)
Net realized gain on foreign currency transactions	0	0	130	439	160
Net change in unrealized (depreciation) on investments	0	0	(35)	(279)	(40)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(371,649)	11,316	272	834	651
Net change in unrealized (depreciation) on futures contracts	0	0	(19)	(45)	(23)
Net change in unrealized (depreciation) on swaps	0	0	(6)	(10)	(7)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	(31)	(90)	(50)
Net Gain (Loss)	(333,568)	(197,143)	44	194	344

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,260,642	$937,223	$367	$1,223	$856

(1)	Period from June 30, 2011 to March 31, 2012.
(2)	Period from February 29, 2012 to March 31, 2012.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund (1)	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund (2)	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$1	$0	$0	$0	$0	$1
15	9	27	0	10	0
969	510	1,138	29	679	704
985	519	1,165	29	689	705

126	52	119	2	76	114
25	4	17	0	20	28
12	6	16	0	5	6
0	0	0	0	0	0
11	0	1	0	2	10
1	0	1	0	0	0
3	0	3	0	1	11
0	0	0	0	0	0
4	0	0	0	1	3
1	0	1	0	0	0
0	18	0	27	0	0
0	0	0	0	0	0
1	0	1	0	0	1
184	80	159	29	105	173
(76)	(52)	(71)	(28)	(47)	(70)
108	28	88	1	58	103

877	491	1,077	28	631	602

(213)	(227)	(273)	0	(164)	(98)
(529)	(130)	(542)	(6)	(220)	(297)
178	94	200	0	83	137
(294)	(144)	(306)	(22)	(224)	(160)
84	63	103	0	97	71
(2)	(1)	(2)	0	0	1
212	125	202	0	96	292
(254)	(28)	(236)	(5)	(228)	(220)
1,005	509	949	4	366	473
(34)	(16)	(34)	(2)	(16)	(29)
(8)	(4)	(8)	0	(2)	(6)
(13)	(46)	(11)	0	(6)	(45)
132	195	42	(31)	(218)	119

$1,009	$686	$1,119	$(3)	$413	$721

ANNUAL REPORT	MARCH 31, 2012	45

Consolidated Statement of Operations

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO Global Multi- Asset Fund

Investment Income:
Interest	$30,104
Dividends	23,629
Dividends from Affiliate investments	119,690
Total Income	173,423

Expenses:
Investment advisory fees	46,380
Supervisory and administrative fees	12,318
Distribution fees - Class C	6,311
Distribution fees - Class R	39
Servicing fees - Class A	2,925
Servicing fees - Class C	2,104
Servicing fees - Class R	39
Trustees’ fees	8
Interest expense	187
Total Expenses	70,311
Waiver by PIMCO	(23,338)
Net Expenses	46,973

Net Investment Income	126,450

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(148,025)
Net realized gain on Affiliate investments	2,760
Net capital gain distributions received from Underlying Funds	33,871
Net realized gain on futures contracts	68,520
Net realized gain on written options	38,443
Net realized gain on swaps	10,407
Net realized gain on foreign currency transactions	56,315
Net change in unrealized (depreciation) on investments	(114,256)
Net change in unrealized (depreciation) on Affiliate investments	(42,163)
Net change in unrealized (depreciation) on futures contracts	(14,437)
Net change in unrealized appreciation on written options	7,884
Net change in unrealized (depreciation) on swaps	(2,300)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(6,181)
Net (Loss)	(109,162)

Net Increase in Net Assets Resulting from Operations	$17,288

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund		PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Period from June 30, 2011 to March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$1,594,210	$1,421,356	$1,134,366	$562,079	$323	$1,029	$562
Net realized gain (loss)	0	0	0	0	(129)	(49)	50
Net realized gain (loss) on Affiliate investments	(65,813)	343,466	(287,683)	(54,587)	(88)	(422)	0
Net capital gain distributions received from Underlying Funds	103,894	88,218	79,224	46,488	80	255	26
Net change in unrealized appreciation (depreciation)	0	0	0	0	(91)	(424)	45
Net change in unrealized appreciation (depreciation) on Affiliate investments	(371,649)	468,983	11,316	109,051	272	834	23
Net increase resulting from operations	1,260,642	2,322,023	937,223	663,031	367	1,223	706

Distributions to Shareholders:
From net investment income
Institutional Class	(1,342,686)	(1,071,409)	(516,082)	(244,879)	(183)	(530)	(299)
Class P	(56,372)	(31,632)	(198,278)	(74,786)	0	0	0
Administrative Class	(21,576)	(17,226)	0	0	(115)	(324)	(14)
Class D	(52,794)	(40,774)	(75,491)	(34,659)	(4)	(88)	(90)
Class A	(126,553)	(110,483)	(217,164)	(112,081)	(9)	(89)	(100)
Class B	(3,337)	(6,418)	0	0	0	0	0
Class C	(102,757)	(87,638)	(155,946)	(70,546)	(1)	(30)	(44)
Class R	(4,142)	(1,942)	0	0	0	(20)	(41)
From net realized capital gains
Institutional Class	0	0	0	(10,538)	0	(77)	0
Class P	0	0	0	(3,141)	0	0	0
Administrative Class	0	0	0	0	0	(26)	0
Class D	0	0	0	(1,595)	0	(12)	0
Class A	0	0	0	(5,077)	0	(11)	0
Class C	0	0	0	(3,532)	0	(5)	0
Class R	0	0	0	0	0	(4)	0

Total Distributions	(1,710,217)	(1,367,522)	(1,162,961)	(560,834)	(312)	(1,216)	(588)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	7,031,149	5,189,479	7,477,225	6,261,915	19,591	32,287	4,423

Total Increase in Net Assets	6,581,574	6,143,980	7,251,487	6,364,112	19,646	32,294	4,541

Net Assets:
Beginning of year or period	21,195,577	15,051,597	10,412,397	4,048,285	0	10,908	6,367
End of year or period*	$27,777,151	$21,195,577	$17,663,884	$10,412,397	$19,646	$43,202	$10,908

*Including undistributed (overdistributed) net investment income of:	$0	$113,691	$3,508	$32,098	$139	$398	$22

**	See note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	47

Statements of Changes in Net Assets (Cont.)

	PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund		PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund

(Amounts in thousands)	Period from June 30, 2011 to March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Period from June 30, 2011 to March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$512	$877	$487	$491	$1,077	$428
Net realized gain (loss)	(158)	(213)	51	(184)	(276)	64
Net realized (loss) on Affiliate investments	(154)	(529)	0	(130)	(542)	(12)
Net capital gain distributions received from Underlying Funds	125	178	13	94	200	8
Net change in unrealized appreciation (depreciation)	(120)	(309)	71	(94)	(289)	90
Net change in unrealized appreciation (depreciation) on Affiliate investments	651	1,005	48	509	949	9
Net increase (decrease) resulting from operations	856	1,009	670	686	1,119	587

Distributions to Shareholders:
From net investment income
Institutional Class	(256)	(367)	(306)	(276)	(366)	(345)
Administrative Class	(228)	(327)	(1)	(152)	(478)	(1)
Class D	(4)	(71)	(76)	(2)	(48)	(48)
Class A	(7)	(56)	(53)	(1)	(65)	(38)
Class C	(1)	(46)	(81)	(1)	(7)	(4)
Class R	0	(7)	(17)	0	(26)	(35)
From net realized capital gains
Institutional Class	0	(26)	0	0	(19)	0
Administrative Class	0	(12)	0	0	(25)	0
Class D	0	(5)	0	0	(2)	0
Class A	0	(4)	0	0	(3)	0
Class C	0	(4)	0	0	0	0
Class R	0	(1)	0	0	0	0

Total Distributions	(496)	(926)	(534)	(432)	(1,039)	(471)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	22,847	24,702	1,800	18,753	27,223	1,394

Total Increase in Net Assets	23,207	24,785	1,936	19,007	27,303	1,510

Net Assets:
Beginning of year or period	0	8,072	6,136	0	5,627	4,117
End of year or period*	$23,207	$32,857	$8,072	$19,007	$32,930	$5,627

*Including undistributed (overdistributed) net investment income of:	$173	$237	$32	$183	$307	$25

**	See note 13 in the Notes to Financial Statements.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund		PIMCO RealRetirement® Income and Distribution Fund

Period from February 29, 2012 to March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

$28	$631	$527	$602	$466
(22)	(195)	60	106	46
(6)	(220)	(33)	(297)	0
0	83	6	137	25
(7)	(252)	101	(300)	47

4	366	11	473	(6)
(3)	413	672	721	578

0	(242)	(335)	(289)	(308)
0	(134)	(1)	(125)	(1)
0	(144)	(207)	(40)	(23)
0	(24)	(12)	(152)	(116)
0	(10)	(15)	(38)	(24)
0	(7)	(3)	(4)	(7)

0	0	0	(61)	0
0	0	0	(18)	0
0	0	0	(10)	0
0	0	0	(33)	0
0	0	0	(10)	0
0	0	0	0	0

0	(561)	(573)	(780)	(479)

3,060	10,587	3,166	17,127	3,479

3,057	10,439	3,265	17,068	3,578

0	6,989	3,724	9,113	5,535
$3,057	$17,428	$6,989	$26,181	$9,113

$28	$178	$19	$282	$44

ANNUAL REPORT	MARCH 31, 2012	49

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011

Increase in Net Assets from:

Operations:
Net investment income	$126,450	$107,785
Net realized gain	25,660	142,681
Net realized gain on Affiliate investments	2,760	564
Net capital gain distributions received from Underlying Funds	33,871	4,582
Net change in unrealized appreciation (depreciation)	(129,290)	55,612
Net change in unrealized appreciation (depreciation) on Affiliate investments	(42,163)	82,756
Net increase resulting from operations	17,288	393,980

Distributions to Shareholders:
From net investment income
Institutional Class	(101,431)	(54,193)
Class P	(37,464)	(12,670)
Class D	(10,210)	(7,015)
Class A	(52,111)	(30,456)
Class C	(34,469)	(17,089)
Class R	(716)	(252)
From net realized capital gains
Institutional Class	(29,136)	(23,413)
Class P	(11,708)	(5,742)
Class D	(3,293)	(3,408)
Class A	(16,687)	(15,288)
Class C	(12,599)	(10,079)
Class R	(236)	(132)

Total Distributions	(310,060)	(179,737)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	1,790,261	1,899,125

Total Increase in Net Assets	1,497,489	2,113,368

Net Assets:
Beginning of year	4,233,074	2,119,706
End of year*	$5,730,563	$4,233,074

*Including undistributed (overdistributed) net investment income of:	$(15,698)	$33,418

**	See note 13 in the Notes to Financial Statements.

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO All Asset All Authority Fund

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$937,223

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(21,022,629)
Proceeds from sales of long-term securities	9,959,216
Purchases of short-term portfolio investments, net	(1,532,273)
Decrease in receivable for investments sold	37,853
Increase in interest and dividends receivable	(21,178)
Increase in payable for investments purchased	1,511,467
Increase in accrued investment advisory fees	1,311
Increase in accrued supervisory and administrative fees	528
Increase in accrued distribution fee	663
Increase in accrued servicing fee	453
Decrease in recoupment payable to manager	(723)
Net change in unrealized appreciation on investments	(11,316)
Net realized loss on investments	287,683
Net cash used for operating activities	(9,851,722)

Cash flows received from financing activities:
Proceeds from shares sold	10,946,961
Payment on shares redeemed	(4,434,769)
Cash dividend paid*	(242,156)
Increase in overdraft due to custodian	4,172
Net borrowing of line of credit	3,577,513
Net cash received from financing activities	9,851,721

Net Decrease in Cash	(1)

Cash and Foreign Currency:
Beginning of year	1
End of year	$0

* Reinvestment of dividends	$920,805

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$(64,357)

ANNUAL REPORT	MARCH 31, 2012	51

Schedule of Investments PIMCO All Asset Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.2%
PIMCO CommoditiesPLUS® Strategy Fund	163,584,331	$1,822,329
PIMCO CommodityRealReturn Strategy Fund®	103,649,081	693,412
PIMCO Convertible Fund	62,240,063	874,473
PIMCO Credit Absolute Return Fund	6,062,576	61,293
PIMCO Diversified Income Fund	97,857,244	1,139,058
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	256,639,396	2,602,323
PIMCO Emerging Local Bond Fund	178,969,866	1,923,926
PIMCO Emerging Markets Bond Fund	90,569,110	1,056,941
PIMCO Emerging Markets Currency Fund	200,327,592	2,109,450
PIMCO EqS Dividend Fund	2,767,060	29,995
PIMCO EqS Emerging Markets Fund	7,620,069	68,657
PIMCO EqS Pathfinder Fund™	53,525,508	560,947
PIMCO Floating Income Fund	217,869,225	1,893,284
PIMCO Foreign Bond Fund (Unhedged)	63,789,674	693,394
PIMCO Fundamental Advantage Total Return Strategy Fund	137,818,527	555,409
PIMCO Fundamental IndexPLUS® TR Fund	3,565,612	20,894
PIMCO Global Advantage® Strategy Bond Fund	76,332,659	875,536
PIMCO High Yield Fund	202,437,074	1,880,640
PIMCO High Yield Spectrum Fund	51,548,570	534,559
PIMCO Income Fund	210,762,726	2,373,188
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	54,086,198	614,960
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	25,846,206	159,471
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	7,149,852	48,333
PIMCO Investment Grade Corporate Bond Fund	83,163,586	881,534
PIMCO Long Duration Total Return Fund	2,758,728	31,836
PIMCO Long-Term Credit Fund	62,476,001	761,582
PIMCO Long-Term U.S. Government Fund	1,136,788	12,380
PIMCO Low Duration Fund	649,904	6,759
PIMCO Real Return Asset Fund	109,440,548	1,253,094
PIMCO Real Return Fund	132,200	1,580
PIMCO RealEstateRealReturn Strategy Fund	177,077,372	903,095
PIMCO Senior Floating Rate Fund	20,534,861	205,965
PIMCO Short-Term Fund	1,196,667	11,727
PIMCO Small Cap StocksPLUS® TR Fund	5,065,514	39,359
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	14,040,638	174,385
PIMCO StocksPLUS® Fund	300,960	2,609
PIMCO StocksPLUS® Total Return Fund	3,839,129	33,631
PIMCO Total Return Fund	4,235,702	46,974
PIMCO Unconstrained Bond Fund	53,029,669	585,448

Total Mutual Funds (Cost $26,722,705)		27,544,430

SHORT-TERM INSTRUMENTS 0.0%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 0.0%
PIMCO Short-Term Floating NAV Portfolio	4,779	48

Total Short-Term Instruments (Cost $48)		48

Total Investments 99.2% (Cost $26,722,753)		$27,544,478

Other Assets and Liabilities (Net) 0.8%		232,673

Net Assets 100.0%		$27,777,151

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$27,544,430	$0	$0	$27,544,430
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	48	0	0	48

	$27,544,478	$0	$0	$27,544,478

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	53

Schedule of Investments PIMCO All Asset All Authority Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 136.8%
PIMCO CommoditiesPLUS® Strategy Fund	157,472,570	$1,754,244
PIMCO CommodityRealReturn Strategy Fund®	74,930,888	501,288
PIMCO Convertible Fund	49,192,362	691,153
PIMCO Credit Absolute Return Fund	3,435,460	34,732
PIMCO Diversified Income Fund	70,680,536	822,721
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	159,521,177	1,617,545
PIMCO Emerging Local Bond Fund	161,257,498	1,733,518
PIMCO Emerging Markets Bond Fund	107,341,198	1,252,672
PIMCO Emerging Markets Currency Fund	206,146,898	2,170,727
PIMCO EqS Dividend Fund	2,012,407	21,814
PIMCO EqS Emerging Markets Fund	3,810,035	34,328
PIMCO EqS Pathfinder Fund™	47,778,738	500,721
PIMCO Floating Income Fund	145,349,505	1,263,087
PIMCO Foreign Bond Fund (Unhedged)	28,009,329	304,461
PIMCO Fundamental Advantage Total Return Strategy Fund	187,901,712	757,244
PIMCO Fundamental IndexPLUS® TR Fund	7,425,691	43,515
PIMCO Global Advantage® Strategy Bond Fund	41,204,236	472,613
PIMCO High Yield Fund	207,312,774	1,925,936
PIMCO High Yield Spectrum Fund	31,510,159	326,760
PIMCO Income Fund	119,829,160	1,349,276
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	55,941,773	636,058
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	4,349,195	26,835
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	5,243,595	35,447
PIMCO Investment Grade Corporate Bond Fund	62,124,134	658,516
PIMCO Long Duration Total Return Fund	11,331,766	130,769
PIMCO Long-Term Credit Fund	17,453,602	212,759
PIMCO Long-Term U.S. Government Fund	15,331,639	166,962
PIMCO Low Duration Fund	242,912	2,526
PIMCO Real Return Asset Fund	80,683,992	923,832
PIMCO Real Return Fund	1,212,886	14,494
PIMCO RealEstateRealReturn Strategy Fund	167,885,730	856,217
PIMCO Senior Floating Rate Fund	14,225,732	142,684
PIMCO Short-Term Fund	698,627	6,847
PIMCO Small Cap StocksPLUS® TR Fund	10,143,137	78,812
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	18,667,805	231,854
PIMCO StocksPLUS® Fund	1,194,297	10,355
PIMCO StocksPLUS® Total Return Fund	1,819,100	15,935
PIMCO StocksPLUS® TR Short Strategy Fund	362,366,680	1,322,638
PIMCO Total Return Fund	18,926,412	209,894
PIMCO Unconstrained Bond Fund	82,676,332	912,747

Total Mutual Funds (Cost $24,011,064)		24,174,536

SHORT-TERM INSTRUMENTS 9.0%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 9.0%
PIMCO Short-Term Floating NAV Portfolio	158,164,179	1,584,963

Total Short-Term Instruments (Cost $1,584,963)		1,584,963

Total Investments 145.8% (Cost $25,596,027)		$25,759,499

Other Assets and Liabilities (Net) (45.8%)		(8,095,615)

Net Assets 100.0%		$17,663,884

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$24,174,536	$0	$0	$24,174,536
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	1,584,963	0	0	1,584,963
	$25,759,499	$0	$0	$25,759,499

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	55

Schedule of Investments PIMCO RealRetirement® 2015 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 84.7%
PIMCO CommoditiesPLUS® Strategy Fund	37,852	$422
PIMCO EqS Emerging Markets Fund	68,795	620
PIMCO EqS Pathfinder Fund™	42,697	447
PIMCO Global Advantage® Strategy Bond Fund	53,387	612
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	9,807	60
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	86,381	584
PIMCO Low Duration Fund	121,235	1,261
PIMCO Real Return Fund	416,388	4,976
PIMCO RealEstateRealReturn Strategy Fund	147,438	752
PIMCO Small Cap StocksPLUS® TR Fund	17,636	137
PIMCO StocksPLUS® Fund	197,772	1,715
PIMCO Total Return Fund	455,790	5,055

Total Mutual Funds (Cost $16,370)		16,641

EXCHANGE-TRADED FUNDS 0.4%
Vanguard MSCI Emerging Markets ETF	1,551	67

Total Exchange-Traded Funds (Cost $63)		67

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	807	6

Total Exchange-Traded Notes (Cost $6)		6

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.5%

REPURCHASE AGREEMENTS 0.7%
State Street Bank and Trust Co.
0.010% due 04/02/2012	$142	142

(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $146. Repurchase proceeds are $142.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 13.8%
PIMCO Short-Term Floating NAV Portfolio	270,027	2,706

Total Short-Term Instruments (Cost $2,848)		2,848

PURCHASED OPTIONS (e) 0.3%
(Cost $95)		57

Total Investments 99.9% (Cost $19,382)		$19,619

Other Assets and Liabilities (Net) 0.1%		27

Net Assets 100.0%		$19,646

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $34 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	6	$(19)

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(d)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$1	$1	$0
iTraxx Europe 9 10-Year Index 22-100%	DUB	(0.250%	)	06/20/2018	EUR	200	1	2	(1)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		200	7	12	(5)

							$9	$15	$(6)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	2	$8	$6
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	2	8	11
Call - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	9	4
Put - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	8	12

				$33	$33

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	300	$16	$14

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$	1.200	04/04/2012	EUR	450	$5	$0
Put - OTC EUR versus USD	CBK		1.200	04/04/2012		110	1	0
Put - OTC EUR versus USD	BOA		1.200	05/31/2012		2,100	8	2

							$14	$2

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	06/16/2012	35	$4	$0

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	6	$11	$1
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	2	4	1
Put - CBOE S&P 500 Index	950.000	12/22/2012	5	13	6

				$28	$8

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	57

Schedule of Investments PIMCO RealRetirement® 2015 Fund (Cont.)

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 06/30/2011	0	AUD	0	$0
Sales	49		30	43
Closing Buys	(49)		(30)	(43)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

(g)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2	04/2012	UAG	$0	$0	$0
Buy	CHF	798	05/2012	CBK	8	0	8
Sell	EUR	14	04/2012	BRC	0	(1)	(1)
Buy		145	04/2012	CBK	6	0	6
Sell		6	04/2012	JPM	0	0	0
Sell		59	04/2012	RBC	0	(3)	(3)
Sell		673	04/2012	UAG	0	(41)	(41)
Sell		3	06/2012	BRC	0	0	0
Buy	JPY	5,975	06/2012	BRC	0	0	0

					$14	$(45)	$(31)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$16,641	$0	$0	$16,641
Exchange-Traded Funds	67	0	0	67
Exchange-Traded Notes	6	0	0	6
Short-Term Instruments
Repurchase Agreements	0	142	0	142
PIMCO Short-Term Floating NAV Portfolios	2,706	0	0	2,706
Purchased Options
Commodity Contracts	33	0	0	33
Equity Contracts	8	0	0	8
Foreign Exchange Contracts	0	2	0	2
Interest Rate Contracts	0	14	0	14
	$19,461	$158	$0	$19,619

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$14	$0	$14

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6)	0	(6)
Equity Contracts	(19)	0	0	(19)
Foreign Exchange Contracts	0	(45)	0	(45)
	$(19)	$(51)	$0	$(70)

Totals	$19,442	$121	$0	$19,563

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$33	$0	$8	$2	$14	$57
Unrealized appreciation on foreign currency contracts	0	0	0	14	0	14

	$33	$0	$8	$16	$14	$71

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$2	$0	$0	$2
Unrealized depreciation on foreign currency contracts	0	0	0	45	0	45
Unrealized depreciation on OTC swap agreements	0	6	0	0	0	6

	$0	$6	$2	$45	$0	$53

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(2)	$0	$(90)	$(53)	$0	$(145)
Net realized (loss) on futures contracts	0	0	(131)	0	(8)	(139)
Net realized gain on written options	0	0	40	0	0	40
Net realized (loss) on swaps	0	(1)	0	0	0	(1)
Net realized gain on foreign currency transactions	0	0	0	88	0	88

	$(2)	$(1)	$(181)	$35	$(8)	$(157)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(24)	$(12)	$(2)	$(38)
Net change in unrealized (depreciation) on futures contracts	0	0	(19)	0	0	(19)
Net change in unrealized (depreciation) on swaps	0	(6)	0	0	0	(6)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(31)	0	(31)

	$0	$(6)	$(43)	$(43)	$(2)	$(94)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(19) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$3	$0	$3
BRC	6	0	6
CBK	14	0	14
DUB	1	0	1
FBF	0	0	0
JPM	14	0	14
RBC	(3)	0	(3)
UAG	(41)	0	(41)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	59

Schedule of Investments PIMCO RealRetirement® 2020 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 85.6%
PIMCO CommoditiesPLUS® Strategy Fund	113,644	$1,266
PIMCO EqS Emerging Markets Fund	206,236	1,858
PIMCO EqS Pathfinder Fund™	154,507	1,619
PIMCO Global Advantage® Strategy Bond Fund	132,736	1,523
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	237,991	1,609
PIMCO Real Return Fund	924,054	11,042
PIMCO RealEstateRealReturn Strategy Fund	433,513	2,211
PIMCO Small Cap StocksPLUS® TR Fund	42,715	332
PIMCO StocksPLUS® Fund	579,590	5,025
PIMCO Total Return Fund	946,880	10,501

Total Mutual Funds (Cost $36,566)		36,986

EXCHANGE-TRADED FUNDS 0.4%
Vanguard MSCI Emerging Markets ETF	3,620	157

Total Exchange-Traded Funds (Cost $146)		157

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	1,775	13

Total Exchange-Traded Notes (Cost $14)		13

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 13.5%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/02/2012	$108	108

(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $111. Repurchase proceeds are $108.)

U.S. TREASURY BILLS 0.1%
0.020% due 06/14/2012 (c)	28	28

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 13.2%
PIMCO Short-Term Floating NAV Portfolio	570,303	5,715

Total Short-Term Instruments (Cost $5,851)		5,851

PURCHASED OPTIONS (e) 0.5%
(Cost $367)		213

Total Investments 100.0% (Cost $42,944)		$43,220

Other Assets and Liabilities (Net) 0.0%		(18)

Net Assets 100.0%		$43,202

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Securities with an aggregate market value of $28 and cash of $50 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	14	$(42)

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(d)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	580	$(6)	$(1)	$(5)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		50	(1)	0	(1)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	(1)	(1)	0
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		90	6	4	2
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		35	3	2	1
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		35	3	2	1
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	600	5	6	(1)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		400	14	24	(10)

							$23	$36	$(13)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	5	$21	$14
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	5	21	27
Call - NYMEX WTI Crude June Futures	107.500	05/17/2012	5	21	11
Put - NYMEX WTI Crude June Futures	107.500	05/17/2012	5	20	31

				$83	$83

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	530	$6	$2
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		1,100	59	50
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,300	48	33

								$113	$85

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$	1.200	04/04/2012	EUR	1,240	$13	$0
Put - OTC EUR versus USD	CBK		1.200	04/04/2012		300	3	0
Put - OTC EUR versus USD	BOA		1.200	05/31/2012		5,100	19	5
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		520	26	12

							$61	$17

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	06/16/2012	97	$11	$1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	61

Schedule of Investments PIMCO RealRetirement® 2020 Fund (Cont.)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	21	$40	$3
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	6	11	4
Put - CBOE S&P 500 Index	950.000	12/22/2012	18	48	20

				$99	$27

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 03/31/2011	0	AUD	0	$0
Sales	150		120	92
Closing Buys	(150)		(120)	(92)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

(g)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	4	04/2012	UAG	$0	$0	$0
Buy	CHF	2,242	05/2012	CBK	24	0	24
Sell	EUR	50	04/2012	BRC	0	(1)	(1)
Buy		496	04/2012	CBK	27	0	27
Sell		14	04/2012	JPM	0	0	0
Sell		6	04/2012	MSC	0	0	0
Sell		170	04/2012	RBC	0	(10)	(10)
Sell		1,984	04/2012	UAG	0	(120)	(120)
Sell		5	06/2012	BRC	0	0	0
Buy	GBP	129	06/2012	UAG	3	0	3
Buy	JPY	14,324	04/2012	DUB	0	(4)	(4)
Buy		8,057	06/2012	BRC	0	(1)	(1)

					$54	$(136)	$(82)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$36,986	$0	$0	$36,986
Exchange-Traded Funds	157	0	0	157
Exchange-Traded Notes	13	0	0	13
Short-Term Instruments
Repurchase Agreements	0	108	0	108
U.S. Treasury Bills	0	28	0	28
PIMCO Short-Term Floating NAV Portfolios	5,715	0	0	5,715
Purchased Options
Commodity Contracts	83	0	0	83
Equity Contracts	28	0	0	28
Foreign Exchange Contracts	0	17	0	17
Interest Rate Contracts	0	85	0	85
	$42,982	$238	$0	$43,220

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$4	$0	$4
Foreign Exchange Contracts	0	54	0	54
	$0	$58	$0	$58

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(17)	0	(17)
Equity Contracts	(42)	0	0	(42)
Foreign Exchange Contracts	0	(136)	0	(136)
	$(42)	$(153)	$0	$(195)

Totals	$42,940	$143	$0	$43,083

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$83	$0	$28	$17	$85	$213
Unrealized appreciation on foreign currency contracts	0	0	0	54	0	54
Unrealized appreciation on OTC swap agreements	0	4	0	0	0	4

	$83	$4	$28	$71	$85	$271

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$4	$0	$0	$4
Unrealized depreciation on foreign currency contracts	0	0	0	136	0	136
Unrealized depreciation on OTC swap agreements	0	17	0	0	0	17

	$0	$17	$4	$136	$0	$157

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(9)	$0	$(227)	$(159)	$203	$(192)
Net realized (loss) on futures contracts	0	0	(306)	0	(10)	(316)
Net realized gain on written options	0	0	82	1	0	83
Net realized (loss) on swaps	0	(1)	0	0	0	(1)
Net realized gain on foreign currency transactions	0	0	0	220	0	220

	$(9)	$(1)	$(451)	$62	$193	$(206)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(70)	$(32)	$(181)	$(283)
Net change in unrealized (depreciation) on futures contracts	0	0	(42)	0	(3)	(45)
Net change in unrealized (depreciation) on swaps	0	(10)	0	0	0	(10)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(89)	0	(89)

	$0	$(10)	$(112)	$(121)	$(184)	$(427)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(42) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2	$0	$2
BRC	14	0	14
CBK	51	0	51
DUB	7	0	7
FBF	9	0	9
GST	(1)	0	(1)
JPM	50	0	50
MSC	0	0	0
MYC	38	0	38
RBC	(10)	0	(10)
UAG	(117)	0	(117)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	63

Schedule of Investments PIMCO RealRetirement® 2025 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 80.6%
PIMCO CommoditiesPLUS® Strategy Fund	72,610	$809
PIMCO EqS Emerging Markets Fund	126,358	1,138
PIMCO EqS Pathfinder Fund™	105,039	1,101
PIMCO Global Advantage® Strategy Bond Fund	94,442	1,083
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	16,631	103
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	197,745	1,337
PIMCO Real Return Fund	347,794	4,156
PIMCO RealEstateRealReturn Strategy Fund	333,289	1,700
PIMCO Small Cap StocksPLUS® TR Fund	37,313	290
PIMCO StocksPLUS® Fund	344,089	2,983
PIMCO Total Return Fund	360,992	4,003

Total Mutual Funds (Cost $18,053)		18,703

EXCHANGE-TRADED FUNDS 1.8%
Vanguard MSCI Emerging Markets ETF	9,352	407

Total Exchange-Traded Funds (Cost $375)		407

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	954	7

Total Exchange-Traded Notes (Cost $7)		7

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.3%

REPURCHASE AGREEMENTS 0.5%
State Street Bank and Trust Co.
0.010% due 04/02/2012	$105	105

(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $111. Repurchase proceeds are $105.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 16.8%
PIMCO Short-Term Floating NAV Portfolio	389,873	3,907

Total Short-Term Instruments (Cost $4,011)		4,012

PURCHASED OPTIONS (e) 0.3%
(Cost $147)		75

Total Investments 100.0% (Cost $22,593)		$23,204

Other Assets and Liabilities (Net) 0.0%		3

Net Assets 100.0%		$23,207

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $45 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	8	$(23)

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(d)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$(1)	$0	$(1)
iTraxx Europe 9 10-Year Index 22-100%	DUB	(0.250%	)	06/20/2018	EUR	300	3	4	(1)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		200	7	12	(5)

							$9	$16	$(7)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	3	$13	$9
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	3	13	16
Call - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	8	5
Put - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	8	12

				$42	$42

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	280	$15	$13

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$	1.200	04/04/2012	EUR	590	$6	$0
Put - OTC EUR versus USD	CBK		1.200	04/04/2012		140	2	0
Put - OTC EUR versus USD	BOA		1.200	05/31/2012		2,500	9	2

							$17	$2

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	06/16/2012	46	$5	$0

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	15	$29	$2
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	4	7	3
Put - CBOE S&P 500 Index	950.000	12/22/2012	12	32	13

				$68	$18

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	65

Schedule of Investments PIMCO RealRetirement® 2025 Fund (Cont.)

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 06/30/2011	0	AUD	0	$0
Sales	59		30	62
Closing Buys	(59)		(30)	(62)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

(g)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2	04/2012	UAG	$0	$0	$0
Buy	CHF	1,092	05/2012	CBK	12	0	12
Sell	EUR	13	04/2012	BRC	0	0	0
Buy		229	04/2012	CBK	9	0	9
Sell		1	04/2012	CBK	0	0	0
Sell		7	04/2012	JPM	0	0	0
Sell		69	04/2012	RBC	0	(4)	(4)
Sell		1,054	04/2012	UAG	0	(64)	(64)
Sell		3	06/2012	BRC	0	0	0
Buy	JPY	6,817	04/2012	DUB	0	(2)	(2)
Buy		6,414	06/2012	BRC	0	(1)	(1)

					$21	$(71)	$(50)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$18,703	$0	$0	$18,703
Exchange-Traded Funds	407	0	0	407
Exchange-Traded Notes	7	0	0	7
Short-Term Instruments
Repurchase Agreements	0	105	0	105
PIMCO Short-Term Floating NAV Portfolios	3,907	0	0	3,907
Purchased Options
Commodity Contracts	42	0	0	42
Equity Contracts	18	0	0	18
Foreign Exchange Contracts	0	2	0	2
Interest Rate Contracts	0	13	0	13
	$23,084	$120	$0	$23,204

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$21	$0	$21

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(7)	0	(7)
Equity Contracts	(23)	0	0	(23)
Foreign Exchange Contracts	0	(71)	0	(71)
	$(23)	$(78)	$0	$(101)

Totals	$23,061	$63	$0	$23,124

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$42	$0	$18	$2	$13	$75
Unrealized appreciation on foreign currency contracts	0	0	0	21	0	21

	$42	$0	$18	$23	$13	$96

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$2	$0	$0	$2
Unrealized depreciation on foreign currency contracts	0	0	0	71	0	71
Unrealized depreciation on OTC swap agreements	0	7	0	0	0	7

	$0	$7	$2	$71	$0	$80

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(2)	$0	$(128)	$(62)	$0	$(192)
Net realized (loss) on futures contracts	0	0	(149)	0	(14)	(163)
Net realized gain on written options	0	0	58	1	0	59
Net realized (loss) on swaps	0	(1)	0	0	0	(1)
Net realized gain on foreign currency transactions	0	0	0	109	0	109

	$(2)	$(1)	$(219)	$48	$(14)	$(188)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(55)	$(15)	$(2)	$(72)
Net change in unrealized (depreciation) on futures contracts	0	0	(23)	0	0	(23)
Net change in unrealized (depreciation) on swaps	0	(7)	0	0	0	(7)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(50)	0	(50)

	$0	$(7)	$(78)	$(65)	$(2)	$(152)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(23) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1	$0	$1
BRC	6	0	6
CBK	21	0	21
DUB	1	0	1
FBF	0	0	0
JPM	13	0	13
RBC	(4)	0	(4)
UAG	(64)	0	(64)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	67

Schedule of Investments PIMCO RealRetirement® 2030 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 76.7%
PIMCO CommoditiesPLUS® Strategy Fund	94,102	$1,048
PIMCO EqS Emerging Markets Fund	215,118	1,938
PIMCO EqS Pathfinder Fund™	134,638	1,411
PIMCO Global Advantage® Strategy Bond Fund	132,598	1,521
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	369,507	2,498
PIMCO Long-Term U.S. Government Fund	44,797	488
PIMCO Real Return Fund	255,497	3,053
PIMCO RealEstateRealReturn Strategy Fund	450,189	2,296
PIMCO Small Cap StocksPLUS® TR Fund	160,558	1,248
PIMCO StocksPLUS® Fund	656,701	5,694
PIMCO Total Return Fund	361,522	4,009

Total Mutual Funds (Cost $24,621)		25,204

EXCHANGE-TRADED FUNDS 2.5%
Vanguard MSCI Emerging Markets ETF	18,568	807

Total Exchange-Traded Funds (Cost $752)		807

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	1,351	10

Total Exchange-Traded Notes (Cost $11)		10

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.0%

U.S. TREASURY BILLS 0.2%
0.140% due 08/30/2012 - 02/07/2013 (a)(d)	$45	45

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (b) 19.8%
PIMCO Short-Term Floating NAV Portfolio	650,082	6,514

Total Short-Term Instruments (Cost $6,559)		6,559

PURCHASED OPTIONS (f) 0.5%
(Cost $336)		180

Total Investments 99.7% (Cost $32,279)		$32,760

Other Assets and Liabilities (Net) 0.3%		97

Net Assets 100.0%		$32,857

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $45 and cash of $17 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	11	$(32)

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(e)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	540	$(6)	$(2)	$(4)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		40	0	0	0
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	0	(1)	1
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		65	4	3	1
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	1	1	0
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	2	1	1
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	500	4	5	(1)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		300	11	19	(8)

							$16	$26	$(10)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	4	$17	$12
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	4	17	21
Call - NYMEX WTI Crude June Futures	107.500	05/17/2012	4	17	9
Put - NYMEX WTI Crude June Futures	107.500	05/17/2012	4	16	25

				$67	$67

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	520	$6	$2
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		800	43	36
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		990	37	25

								$86	$63

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$1.200	04/04/2012	EUR	860	$9	$0
Put - OTC EUR versus USD	CBK	1.200	04/04/2012		210	2	0
Put - OTC EUR versus USD	BOA	1.200	05/31/2012		3,800	14	3
Put - OTC EUR versus USD	DUB	1.000	05/22/2015		460	23	11

						$48	$14

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	06/16/2012	67	$7	$1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	69

Schedule of Investments PIMCO RealRetirement® 2030 Fund (Cont.)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	27	$52	$3
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	7	13	5
Put - CBOE S&P 500 Index	950.000	12/22/2012	24	63	27

				$128	$35

(g)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 03/31/2011	0	AUD	0	$0
Sales	123		85	93
Closing Buys	(123)		(85)	(93)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

(h)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	3	04/2012	UAG	$0	$0	$0
Buy	CHF	1,672	05/2012	CBK	18	0	18
Sell	EUR	11	04/2012	BRC	0	0	0
Sell		1,297	04/2012	CBK	0	(16)	(16)
Sell		10	04/2012	JPM	0	0	0
Sell		4	04/2012	MSC	0	0	0
Sell		1	04/2012	RBC	0	0	0
Sell		4	06/2012	BRC	0	0	0
Buy	GBP	129	06/2012	UAG	3	0	3
Buy	JPY	10,187	04/2012	DUB	0	(3)	(3)
Buy		29,933	06/2012	BRC	0	(3)	(3)

					$21	$(22)	$(1)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$25,204	$0	$0	$25,204
Exchange-Traded Funds	807	0	0	807
Exchange-Traded Notes	10	0	0	10
Short-Term Instruments
U.S. Treasury Bills	0	45	0	45
PIMCO Short-Term Floating NAV Portfolios	6,514	0	0	6,514
Purchased Options
Commodity Contracts	67	0	0	67
Equity Contracts	36	0	0	36
Foreign Exchange Contracts	0	14	0	14
Interest Rate Contracts	0	63	0	63
	$32,638	$122	$0	$32,760

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$3	$0	$3
Foreign Exchange Contracts	0	21	0	21
	$0	$24	$0	$24

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(13)	0	(13)
Equity Contracts	(32)	0	0	(32)
Foreign Exchange Contracts	0	(22)	0	(22)
	$(32)	$(35)	$0	$(67)

Totals	$32,606	$111	$0	$32,717

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$67	$0	$36	$14	$63	$180
Unrealized appreciation on foreign currency contracts	0	0	0	21	0	21
Unrealized appreciation on OTC swap agreements	0	3	0	0	0	3

	$67	$3	$36	$35	$63	$204

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$3	$0	$0	$3
Unrealized depreciation on foreign currency contracts	0	0	0	22	0	22
Unrealized depreciation on OTC swap agreements	0	13	0	0	0	13

	$0	$13	$3	$22	$0	$38

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(7)	$0	$(238)	$(103)	$204	$(144)
Net realized (loss) on futures contracts	0	0	(229)	0	(65)	(294)
Net realized gain on written options	0	0	83	1	0	84
Net realized (loss) on swaps	0	(2)	0	0	0	(2)
Net realized gain on foreign currency transactions	0	0	0	67	0	67

	$(7)	$(2)	$(384)	$(35)	$139	$(289)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(92)	$(23)	$(175)	$(290)
Net change in unrealized (depreciation) on futures contracts	0	0	(32)	0	(2)	(34)
Net change in unrealized (depreciation) on swaps	0	(8)	0	0	0	(8)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(13)	0	(13)

	$0	$(8)	$(124)	$(36)	$(177)	$(345)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(32) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2)	$0	$(2)
BRC	10	0	10
CBK	2	0	2
DUB	8	0	8
FBF	6	0	6
GST	0	0	0
JPM	36	0	36
MSC	0	0	0
MYC	29	0	29
RBC	0	0	0
UAG	3	0	3

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	71

Schedule of Investments PIMCO RealRetirement® 2035 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 76.4%
PIMCO CommoditiesPLUS® Strategy Fund	69,254	$772
PIMCO EqS Emerging Markets Fund	110,484	995
PIMCO EqS Pathfinder Fund™	86,572	907
PIMCO Global Advantage® Strategy Bond Fund	33,387	383
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	38,758	239
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	245,908	1,662
PIMCO Long-Term U.S. Government Fund	69,705	759
PIMCO Real Return Fund	99,930	1,194
PIMCO RealEstateRealReturn Strategy Fund	366,021	1,867
PIMCO Small Cap StocksPLUS® TR Fund	96,199	747
PIMCO StocksPLUS® Fund	469,839	4,074
PIMCO Total Return Fund	84,201	934

Total Mutual Funds (Cost $14,025)		14,533

EXCHANGE-TRADED FUNDS 3.4%
Vanguard MSCI Emerging Markets ETF	14,731	640

Total Exchange-Traded Funds (Cost $594)		640

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	774	6

Total Exchange-Traded Notes (Cost $6)		6

SHORT-TERM INSTRUMENTS 18.5%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 18.5%
PIMCO Short-Term Floating NAV Portfolio	349,949	3,507

Total Short-Term Instruments (Cost $3,506)		3,507

PURCHASED OPTIONS (e) 0.4%
(Cost $142)		68

Total Investments 98.7% (Cost $18,273)		$18,754

Other Assets and Liabilities (Net) 1.3%		253

Net Assets 100.0%		$19,007

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $34 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	6	$(16)

(d)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$0	$1	$(1)
iTraxx Europe 9 10-Year Index 22-100%	DUB	(0.250%	)	06/20/2018	EUR	200	1	2	(1)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		100	4	6	(2)

							$5	$9	$(4)

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	2	$8	$6
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	2	8	11
Call - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	9	5
Put - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	8	12

				$33	$34

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	270	$15	$12

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$1.200	04/04/2012	EUR	470	$5	$0
Put - OTC EUR versus USD	CBK	1.200	04/04/2012		110	1	0
Put - OTC EUR versus USD	BOA	1.200	05/31/2012		1,900	7	2

						$13	$2

Options on Exchange-Traded Funds
Description	Strike Price		Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$	13.000	06/16/2012	36	$4	$0

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	17	$33	$2
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	4	7	3
Put - CBOE S&P 500 Index	950.000	12/22/2012	14	37	15

				$77	$20

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 06/30/2011	0	AUD	0	$0
Sales	60		25	66
Closing Buys	(60)		(25)	(66)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	73

Schedule of Investments PIMCO RealRetirement® 2035 Fund (Cont.)

(g)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2	04/2012	UAG	$0	$0	$0
Buy	CHF	893	05/2012	CBK	9	0	9
Sell	EUR	7	04/2012	BRC	0	0	0
Buy		198	04/2012	CBK	8	0	8
Sell		5	04/2012	JPM	0	0	0
Sell		61	04/2012	RBC	0	(4)	(4)
Sell		953	04/2012	UAG	0	(58)	(58)
Sell		1	06/2012	BRC	0	0	0
Buy	JPY	17,055	06/2012	BRC	0	(1)	(1)

					$17	$(63)	$(46)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$14,533	$0	$0	$14,533
Exchange-Traded Funds	640	0	0	640
Exchange-Traded Notes	6	0	0	6
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	3,507	0	0	3,507
Purchased Options
Commodity Contracts	34	0	0	34
Equity Contracts	20	0	0	20
Foreign Exchange Contracts	0	2	0	2
Interest Rate Contracts	0	12	0	12
	$18,740	$14	$0	$18,754

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$17	$0	$17

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(4)	0	(4)
Equity Contracts	(16)	0	0	(16)
Foreign Exchange Contracts	0	(63)	0	(63)
	$(16)	$(67)	$0	$(83)

Totals	$18,724	$(36)	$0	$18,688

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$34	$0	$20	$2	$12	$68
Unrealized appreciation on foreign currency contracts	0	0	0	17	0	17

	$34	$0	$20	$19	$12	$85

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$2	$0	$0	$2
Unrealized depreciation on foreign currency contracts	0	0	0	63	0	63
Unrealized depreciation on OTC swap agreements	0	4	0	0	0	4

	$0	$4	$2	$63	$0	$69

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(2)	$0	$(137)	$(48)	$0	$(187)
Net realized (loss) on futures contracts	0	0	(116)	0	(28)	(144)
Net realized gain on written options	0	0	62	1	0	63
Net realized (loss) on swaps	0	(1)	0	0	0	(1)
Net realized gain on foreign currency transactions	0	0	0	85	0	85

	$(2)	$(1)	$(191)	$38	$(28)	$(184)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(61)	$(11)	$(2)	$(74)
Net change in unrealized (depreciation) on futures contracts	0	0	(16)	0	0	(16)
Net change in unrealized (depreciation) on swaps	0	(4)	0	0	0	(4)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(46)	0	(46)

	$0	$(4)	$(77)	$(57)	$(2)	$(140)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(16) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2	$0	$2
BRC	3	0	3
CBK	17	0	17
DUB	1	0	1
FBF	0	0	0
JPM	12	0	12
RBC	(4)	0	(4)
UAG	(58)	0	(58)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	75

Schedule of Investments PIMCO RealRetirement® 2040 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 75.0%
PIMCO CommoditiesPLUS® Strategy Fund	128,847	$1,435
PIMCO EqS Emerging Markets Fund	172,204	1,552
PIMCO EqS Pathfinder Fund™	131,684	1,380
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	510,673	3,452
PIMCO Long-Term U.S. Government Fund	134,840	1,468
PIMCO Real Return Fund	102,409	1,224
PIMCO RealEstateRealReturn Strategy Fund	663,277	3,383
PIMCO Small Cap StocksPLUS® TR Fund	361,973	2,812
PIMCO StocksPLUS® Fund	768,475	6,663
PIMCO Total Return Fund	118,757	1,317

Total Mutual Funds (Cost $24,218)		24,686

EXCHANGE-TRADED FUNDS 3.9%
Vanguard MSCI Emerging Markets ETF	29,505	1,282

Total Exchange-Traded Funds (Cost $1,200)		1,282

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	1,355	10

Total Exchange-Traded Notes (Cost $11)		10

SHORT-TERM INSTRUMENTS 20.1%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 20.1%
PIMCO Short-Term Floating NAV Portfolio	660,873	6,623

Total Short-Term Instruments (Cost $6,622)		6,623

PURCHASED OPTIONS (e) 0.5%
(Cost $320)		162

Total Investments 99.5% (Cost $32,371)		$32,763

Other Assets and Liabilities (Net) 0.5%		167

Net Assets 100.0%		$32,930

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $61 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	11	$(32)

(d)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	380	$(4)	$(1)	$(3)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		30	0	0	0
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		40	0	(1)	1
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		15	1	1	0
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		20	1	1	0
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		15	1	1	0
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		20	1	1	0
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		20	2	1	1
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	500	4	5	(1)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		300	10	18	(8)

							$16	$26	$(10)

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	4	$17	$12
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	4	16	21
Call - NYMEX WTI Crude June Futures	107.500	05/17/2012	4	17	9
Put - NYMEX WTI Crude June Futures	107.500	05/17/2012	4	16	25

				$66	$67

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	340	$4	$1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		540	29	24
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		700	26	18

								$59	$43

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$	1.200	04/04/2012	EUR	830	$9	$0
Put - OTC EUR versus USD	CBK		1.200	04/04/2012		200	2	0
Put - OTC EUR versus USD	BOA		1.200	05/31/2012		3,600	14	4
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		310	15	7

							$40	$11

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	06/16/2012	65	$7	$1

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	31	$59	$3
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	8	15	6
Put - CBOE S&P 500 Index	950.000	12/22/2012	28	74	31

				$148	$40

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 03/31/2011	0	AUD	0	$0
Sales	110		60	111
Closing Buys	(110)		(60)	(111)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	77

Schedule of Investments PIMCO RealRetirement® 2040 Fund (Cont.)

(g)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	3	04/2012	UAG	$0	$0	$0
Buy	CHF	1,672	05/2012	CBK	17	0	17
Sell	EUR	11	04/2012	BRC	0	0	0
Sell		1,311	04/2012	CBK	0	(16)	(16)
Sell		10	04/2012	JPM	0	0	0
Sell		4	04/2012	MSC	0	0	0
Sell		1	04/2012	RBC	0	0	0
Sell		4	06/2012	BRC	0	0	0
Buy	GBP	129	06/2012	UAG	3	0	3
Buy	JPY	9,727	04/2012	DUB	0	(3)	(3)
Buy		40,270	06/2012	BRC	0	(3)	(3)

					$20	$(22)	$(2)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$24,686	$0	$0	$24,686
Exchange-Traded Funds	1,282	0	0	1,282
Exchange-Traded Notes	10	0	0	10
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	6,623	0	0	6,623
Purchased Options
Commodity Contracts	67	0	0	67
Equity Contracts	41	0	0	41
Foreign Exchange Contracts	0	11	0	11
Interest Rate Contracts	0	43	0	43
	$32,709	$54	$0	$32,763

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$2	$0	$2
Foreign Exchange Contracts	0	20	0	20
	$0	$22	$0	$22

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(12)	0	(12)
Equity Contracts	(32)	0	0	(32)
Foreign Exchange Contracts	0	(22)	0	(22)
	$(32)	$(34)	$0	$(66)

Totals	$32,677	$42	$0	$32,719

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$67	$0	$41	$11	$43	$162
Unrealized appreciation on foreign currency contracts	0	0	0	20	0	20
Unrealized appreciation on OTC swap agreements	0	2	0	0	0	2

	$67	$2	$41	$31	$43	$184

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$3	$0	$0	$3
Unrealized depreciation on foreign currency contracts	0	0	0	22	0	22
Unrealized depreciation on OTC swap agreements	0	12	0	0	0	12

	$0	$12	$3	$22	$0	$37

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(4)	$0	$(273)	$(98)	$204	$(171)
Net realized (loss) on futures contracts	0	0	(214)	0	(92)	(306)
Net realized gain on written options	0	0	102	1	0	103
Net realized (loss) on swaps	0	(2)	0	0	0	(2)
Net realized gain on foreign currency transactions	0	0	0	71	0	71

	$(4)	$(2)	$(385)	$(26)	$112	$(305)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(108)	$(22)	$(169)	$(299)
Net change in unrealized (depreciation) on futures contracts	0	0	(32)	0	(2)	(34)
Net change in unrealized (depreciation) on swaps	0	(8)	0	0	0	(8)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(11)	0	(11)

	$0	$(8)	$(140)	$(33)	$(171)	$(352)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(32) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2	$0	$2
BRC	8	0	8
CBK	1	0	1
DUB	4	0	4
FBF	3	0	3
GST	0	0	0
JPM	24	0	24
MSC	0	0	0
MYC	23	0	23
RBC	0	0	0
UAG	3	0	3

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	79

Schedule of Investments PIMCO RealRetirement® 2045 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 77.0%
PIMCO CommoditiesPLUS® Strategy Fund	11,972	$133
PIMCO EqS Emerging Markets Fund	16,329	147
PIMCO EqS Pathfinder Fund™	11,597	122
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	50,498	341
PIMCO Long-Term U.S. Government Fund	12,779	139
PIMCO Real Return Fund	6,391	76
PIMCO RealEstateRealReturn Strategy Fund	63,989	326
PIMCO Small Cap StocksPLUS® TR Fund	34,356	267
PIMCO StocksPLUS® Fund	81,825	710
PIMCO Total Return Fund	8,298	92

Total Mutual Funds (Cost $2,349)		2,353

EXCHANGE-TRADED FUNDS 4.1%
Vanguard MSCI Emerging Markets ETF	2,900	126

Total Exchange-Traded Funds (Cost $130)		126

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	126	1

Total Exchange-Traded Notes (Cost $1)		1

SHORT-TERM INSTRUMENTS 13.1%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 13.1%
PIMCO Short-Term Floating NAV Portfolio	39,926	400

Total Short-Term Instruments (Cost $400)		400

PURCHASED OPTIONS (d) 0.3%
(Cost $11)		10

Total Investments 94.5% (Cost $2,891)		$2,890

Other Assets and Liabilities (Net) 5.5%		167

Net Assets 100.0%		$3,057

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $23 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	1	$(2)

(d)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	1	$4	$3
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	1	4	5

				$8	$8

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	2	$3	$2

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(e)	Fair Value Measurements (1)

The	following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$2,353	$0	$0	$2,353
Exchange-Traded Funds	126	0	0	126
Exchange-Traded Notes	1	0	0	1
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	400	0	0	400
Purchased Options
Commodity Contracts	8	0	0	8

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Equity Contracts	$2	$0	$0	$2
	$2,890	$0	$0	$2,890

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	$(2)	$0	$0	$(2)

Totals	$2,888	$0	$0	$2,888

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(f)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$8	$0	$2	$0	$0	$10

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$0	$0

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts	$0	$0	$(22)	$0	$0	$(22)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(2)	$0	$0	$(2)
Net change in unrealized (depreciation) on futures contracts	0	0	(2)	0	0	(2)

	$0	$0	$(4)	$0	$0	$(4)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	81

Schedule of Investments PIMCO RealRetirement® 2050 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 74.8%
PIMCO CommoditiesPLUS® Strategy Fund	75,176	$837
PIMCO EqS Emerging Markets Fund	90,919	819
PIMCO EqS Pathfinder Fund™	60,186	631
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	296,902	2,007
PIMCO Long-Term U.S. Government Fund	69,439	756
PIMCO Real Return Fund	25,396	304
PIMCO RealEstateRealReturn Strategy Fund	378,327	1,930
PIMCO Small Cap StocksPLUS® TR Fund	197,481	1,534
PIMCO StocksPLUS® Fund	444,549	3,854
PIMCO Total Return Fund	32,229	357

Total Mutual Funds (Cost $13,055)		13,029

EXCHANGE-TRADED FUNDS 4.1%
Vanguard MSCI Emerging Markets ETF	16,468	716

Total Exchange-Traded Funds (Cost $680)		716

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	719	5

Total Exchange-Traded Notes (Cost $6)		5

SHORT-TERM INSTRUMENTS 20.2%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 20.2%
PIMCO Short-Term Floating NAV Portfolio	350,624	3,514

Total Short-Term Instruments (Cost $3,514)		3,514

PURCHASED OPTIONS (e) 0.6%
(Cost $204)		109

Total Investments 99.7% (Cost $17,459)		$17,373

Other Assets and Liabilities (Net) 0.3%		55

Net Assets 100.0%		$17,428

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $34 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	6	$(15)

(d)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	330	$(4)	$(1)	$(3)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		30	0	0	0
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		40	(1)	(1)	0
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		65	5	3	2
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	2	2	0
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	2	1	1
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	200	2	2	0
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		100	3	6	(3)

							$9	$12	$(3)

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$106.000	05/17/2012	2	$8	$6
Put - NYMEX WTI Crude June Futures	106.000	05/17/2012	2	8	11
Call - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	9	5
Put - NYMEX WTI Crude June Futures	107.500	05/17/2012	2	8	12

				$33	$34

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	310	$4	$1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		510	27	23
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		880	33	23

								$64	$47

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$1.200	04/04/2012	EUR	420	$4	$0
Put - OTC EUR versus USD	CBK	1.200	04/04/2012		100	1	0
Put - OTC EUR versus USD	BOA	1.200	05/31/2012		1,800	7	2
Put - OTC EUR versus USD	DUB	1.000	05/22/2015		280	14	6

						$26	$8

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	06/16/2012	33	$4	$0

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	17	$33	$2
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	4	7	3
Put - CBOE S&P 500 Index	950.000	12/22/2012	14	37	15

				$77	$20

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 03/31/2011	0	AUD	0	$0
Sales	105		55	105
Closing Buys	(105)		(55)	(105)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	83

Schedule of Investments PIMCO RealRetirement® 2050 Fund (Cont.)

(g)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	50	04/2012	CBK	$1	$0	$1
Buy	CHF	855	05/2012	CBK	9	0	9
Sell	EUR	4	04/2012	BRC	0	0	0
Sell		643	04/2012	CBK	0	(8)	(8)
Sell		5	04/2012	JPM	0	0	0
Sell		2	04/2012	MSC	0	0	0
Sell		1	06/2012	BRC	0	0	0
Buy	GBP	129	06/2012	UAG	3	0	3
Buy	JPY	28,901	06/2012	BRC	0	(2)	(2)

					$13	$(10)	$3

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$13,029	$0	$0	$13,029
Exchange-Traded Funds	716	0	0	716
Exchange-Traded Notes	5	0	0	5
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	3,514	0	0	3,514
Purchased Options
Commodity Contracts	34	0	0	34
Equity Contracts	20	0	0	20
Foreign Exchange Contracts	0	8	0	8
Interest Rate Contracts	0	47	0	47
	$17,318	$55	$0	$17,373

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$3	$0	$3
Foreign Exchange Contracts	0	13	0	13
	$0	$16	$0	$16

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6)	0	(6)
Equity Contracts	(15)	0	0	(15)
Foreign Exchange Contracts	0	(10)	0	(10)
	$(15)	$(16)	$0	$(31)

Totals	$17,303	$55	$0	$17,358

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$34	$0	$20	$8	$47	$109
Unrealized appreciation on foreign currency contracts	0	0	0	13	0	13
Unrealized appreciation on OTC swap agreements	0	3	0	0	0	3

	$34	$3	$20	$21	$47	$125

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$2	$0	$0	$2
Unrealized depreciation on foreign currency contracts	0	0	0	10	0	10
Unrealized depreciation on OTC swap agreements	0	6	0	0	0	6

	$0	$6	$2	$10	$0	$18

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(4)	$0	$(222)	$(48)	$203	$(71)
Net realized (loss) on futures contracts	0	0	(103)	0	(121)	(224)
Net realized gain on written options	0	0	96	1	0	97
Net realized gain on foreign currency transactions	0	0	0	2	0	2

	$(4)	$0	$(229)	$(45)	$82	$(196)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(52)	$(11)	$(171)	$(234)
Net change in unrealized (depreciation) on futures contracts	0	0	(15)	0	(1)	(16)
Net change in unrealized (depreciation) on swaps	0	(2)	0	0	0	(2)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(6)	0	(6)

	$0	$(2)	$(67)	$(17)	$(172)	$(258)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(15) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1	$0	$1
BRC	2	0	2
CBK	2	0	2
DUB	6	0	6
FBF	6	0	6
GST	(1)	0	(1)
JPM	23	0	23
MSC	0	0	0
MYC	25	0	25
UAG	3	0	3

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	85

Schedule of Investments PIMCO RealRetirement® Income and Distribution Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 88.6%
PIMCO CommoditiesPLUS® Strategy Fund	37,324	$416
PIMCO EqS Emerging Markets Fund	73,646	663
PIMCO EqS Pathfinder Fund™	42,135	442
PIMCO Global Advantage® Strategy Bond Fund	70,496	809
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	112,052	757
PIMCO Low Duration Fund	271,939	2,828
PIMCO Real Return Fund	596,929	7,133
PIMCO RealEstateRealReturn Strategy Fund	139,915	714
PIMCO Small Cap StocksPLUS® TR Fund	11,595	90
PIMCO StocksPLUS® Fund	241,016	2,090
PIMCO Total Return Fund	654,877	7,263

Total Mutual Funds (Cost $23,122)		23,205

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	1,076	8

Total Exchange-Traded Notes (Cost $8)		8

SHORT-TERM INSTRUMENTS 10.4%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (a) 10.4%
PIMCO Short-Term Floating NAV Portfolio	270,639	2,712

Total Short-Term Instruments (Cost $2,712)		2,712

PURCHASED OPTIONS (e) 0.6%
(Cost $232)		147

Total Investments 99.6% (Cost $26,074)		$26,072

Other Assets and Liabilities (Net) 0.4%		109

Net Assets 100.0%		$26,181

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $50 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Volatility S&P 500 Index April Futures	Long	04/2012	9	$(25)

(d)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	460	$(5)	$0	$(5)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		40	0	0	0
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	0	(1)	1
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		60	4	3	1
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	2	1	1
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	1	1	0
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	400	3	4	(1)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016		200	7	12	(5)

							$12	$20	$(8)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Exercise Price		Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	$	106.000	05/17/2012	3	$13	$8
Put - NYMEX WTI Crude June Futures		106.000	05/17/2012	3	12	16
Call - NYMEX WTI Crude June Futures		107.500	05/17/2012	3	13	7
Put - NYMEX WTI Crude June Futures		107.500	05/17/2012	3	12	19

					$50	$50

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	450	$5	$1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		1,000	54	45
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,130	42	29

								$101	$75

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	FBF	$	1.200	04/04/2012	EUR	710	$7	$0
Put - OTC EUR versus USD	CBK		1.200	04/04/2012		170	2	0
Put - OTC EUR versus USD	BOA		1.200	05/31/2012		2,800	11	3
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		410	20	9

							$40	$12

Options on Exchange-Traded Funds
Description	Strike Price		Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$	13.000	06/16/2012	55	$6	$1

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	8	$15	$1
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	2	4	1
Put - CBOE S&P 500 Index	950.000	12/22/2012	6	16	7

				$35	$9

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in AUD		Premium
Balance at 03/31/2011	0	AUD	0	$0
Sales	131		120	78
Closing Buys	(131)		(120)	(78)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	0	AUD	0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	87

Schedule of Investments PIMCO RealRetirement® Income and Distribution Fund (Cont.)

(g)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2	04/2012	UAG	$0	$0	$0
Buy	CHF	1,273	05/2012	CBK	14	0	14
Sell	EUR	54	04/2012	BRC	0	0	0
Buy		371	04/2012	CBK	20	0	20
Sell		7	04/2012	JPM	0	0	0
Sell		3	04/2012	MSC	0	0	0
Sell		92	04/2012	RBC	0	(6)	(6)
Sell		1,062	04/2012	UAG	0	(65)	(65)
Sell		3	06/2012	BRC	0	0	0
Buy	GBP	129	06/2012	UAG	3	0	3
Buy	JPY	8,195	04/2012	DUB	0	(2)	(2)
Buy		1,537	06/2012	BRC	0	0	0

					$37	$(73)	$(36)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Mutual Funds	$23,205	$0	$0	$23,205
Exchange-Traded Notes	8	0	0	8
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	2,712	0	0	2,712
Purchased Options
Commodity Contracts	50	0	0	50
Equity Contracts	10	0	0	10
Foreign Exchange Contracts	0	12	0	12
Interest Rate Contracts	0	75	0	75
	$25,985	$87	$0	$26,072

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$3	$0	$3
Foreign Exchange Contracts	0	37	0	37
	$0	$40	$0	$40

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(11)	0	(11)
Equity Contracts	(25)	0	0	(25)
Foreign Exchange Contracts	0	(73)	0	(73)
	$(25)	$(84)	$0	$(109)

Totals	$25,960	$43	$0	$26,003

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$50	$0	$10	$12	$75	$147
Unrealized appreciation on foreign currency contracts	0	0	0	37	0	37
Unrealized appreciation on OTC swap agreements	0	3	0	0	0	3

	$50	$3	$10	$49	$75	$187

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$3	$0	$0	$3
Unrealized depreciation on foreign currency contracts	0	0	0	73	0	73
Unrealized depreciation on OTC swap agreements	0	11	0	0	0	11

	$0	$11	$3	$73	$0	$87

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(8)	$0	$(160)	$(102)	$204	$(66)
Net realized gain (loss) on futures contracts	0	0	(164)	0	4	(160)
Net realized gain on written options	0	0	69	2	0	71
Net realized gain on swaps	0	1	0	0	0	1
Net realized gain on foreign currency transactions	0	0	0	127	0	127

	$(8)	$1	$(255)	$27	$208	$(27)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(22)	$(18)	$(178)	$(218)
Net change in unrealized (depreciation) on futures contracts	0	0	(25)	0	(4)	(29)
Net change in unrealized (depreciation) on swaps	0	(6)	0	0	0	(6)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(44)	0	(44)

	$0	$(6)	$(47)	$(62)	$(182)	$(297)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(25) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$0	$0	$0
BRC	8	0	8
CBK	33	0	33
DUB	7	0	7
FBF	5	0	5
GST	0	0	0
JPM	45	0	45
MSC	0	0	0
MYC	32	0	32
RBC	(5)	0	(5)
UAG	(62)	0	(62)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	89

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	1,100	$1,474
Petroleum Export Ltd.
3.474% due 12/20/2012		$1,603	1,588

Total Bank Loan Obligations (Cost $3,055)			3,062

CORPORATE BONDS & NOTES 4.7%

BANKING & FINANCE 3.5%
American International Group, Inc.
8.175% due 05/15/2068		2,200	2,340
ANZ National International Ltd.
3.250% due 04/02/2012		4,100	4,100
Banco Santander Brasil S.A.
2.574% due 03/18/2014		7,200	7,073
Bank of America Corp.
0.974% due 09/11/2012		2,650	2,644
7.375% due 05/15/2014		4,800	5,213
Bank of Nova Scotia
1.650% due 10/29/2015		9,600	9,762
Citigroup, Inc.
1.353% due 02/15/2013		5,800	5,774
2.510% due 08/13/2013		18,800	18,863
European Financial Stability Facility
3.375% due 07/05/2021	EUR	54,500	75,602
ING Bank NV
3.900% due 03/19/2014		$4,000	4,210
International Lease Finance Corp.
5.000% due 09/15/2012		5,000	5,050
6.375% due 03/25/2013		2,000	2,065
LeasePlan Corp. NV
3.000% due 05/07/2012		7,000	7,017
Lloyds TSB Bank PLC
2.800% due 04/02/2012		8,000	8,000
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		182	204
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		2,500	2,499
Nationwide Building Society
5.500% due 07/18/2012		8,700	8,816
Nordea Bank AB
1.467% due 01/14/2014		12,500	12,473
Royal Bank of Scotland Group PLC
1.461% due 04/23/2012		5,800	5,802
Springleaf Finance Corp.
5.900% due 09/15/2012		1,300	1,258
Svenska Handelsbanken AB
1.474% due 09/14/2012		4,500	4,514
Wachovia Corp.
0.737% due 08/01/2013		1,460	1,462
WM Covered Bond Program
4.375% due 09/16/2014	EUR	5,300	7,449

			202,190

INDUSTRIALS 1.1%
Arrow Electronics, Inc.
6.000% due 04/01/2020		$1,700	1,852
Black & Decker Corp.
8.950% due 04/15/2014		500	574
Cytec Industries, Inc.
8.950% due 07/01/2017		500	623
Jones Group, Inc.
5.125% due 11/15/2014		8,200	8,364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014		$700	$768
7.875% due 07/15/2015		2,000	2,355
MeadWestvaco Corp.
7.375% due 09/01/2019		1,000	1,166
New York Times Co.
5.000% due 03/15/2015		6,000	6,105
Office Depot, Inc.
6.250% due 08/15/2013		4,251	4,400
Pearson Dollar Finance PLC
6.250% due 05/06/2018		750	873
President and Fellows of Harvard College
4.875% due 10/15/2040		5,700	6,581
PulteGroup, Inc.
5.250% due 01/15/2014		6,000	6,210
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		500	554
Rohm and Haas Co.
6.000% due 09/15/2017		1,000	1,152
Toll Brothers Finance Corp.
6.750% due 11/01/2019		1,200	1,307
UST LLC
5.750% due 03/01/2018		1,000	1,095
Wal-Mart Stores, Inc.
1.625% due 04/15/2014		5,700	5,840
WEA Finance LLC
7.125% due 04/15/2018		8,000	9,435

			59,254

UTILITIES 0.1%
CenturyLink, Inc.
6.000% due 04/01/2017		1,000	1,064
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	4,100	5,233

			6,297

Total Corporate Bonds & Notes (Cost $260,571)			267,741

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
0.792% due 09/25/2041		$13,510	13,531
2.375% due 07/28/2015 (g)		6,000	6,331
4.000% due 10/01/2040 - 05/01/2042		40,033	41,897
5.000% due 05/01/2042		40,000	43,150
5.500% due 10/01/2034 - 04/01/2042		1,776	1,939
Freddie Mac
0.792% due 07/15/2041		5,213	5,223

Total U.S. Government Agencies (Cost $111,772)			112,071

U.S. TREASURY OBLIGATIONS 1.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (g)		16,925	17,329
2.375% due 01/15/2025		120	153
3.625% due 04/15/2028		140	207
U.S. Treasury Notes
0.500% due 11/30/2012 (g)		3,200	3,207
3.625% due 02/15/2021 (e)(g)(h)		50,000	56,586

Total U.S. Treasury Obligations (Cost $77,997)			77,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.2%
Adjustable Rate Mortgage Trust
2.872% due 05/25/2035		$53	$52
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		462	448
2.250% due 08/25/2035		150	139
2.614% due 08/25/2033		452	452
Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050		600	688
Citigroup Mortgage Loan Trust, Inc.
2.530% due 10/25/2035		1,210	1,007
Countrywide Alternative Loan Trust
1.159% due 02/25/2036		438	300
Countrywide Home Loan Mortgage Pass-Through Trust
0.562% due 03/25/2035		275	172
2.789% due 09/20/2036		321	160
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,500	1,707
Merrill Lynch Floating Trust
0.780% due 07/09/2021		3,349	3,220
Residential Accredit Loans, Inc.
6.000% due 06/25/2036		814	540
Structured Adjustable Rate Mortgage Loan Trust
2.669% due 01/25/2035		73	60
Structured Asset Mortgage Investments, Inc.
0.492% due 07/19/2035		147	128
WaMu Mortgage Pass-Through Certificates
0.859% due 02/25/2047		454	266
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036		1,430	1,243
5.839% due 09/25/2036		3,941	3,514

Total Mortgage-Backed Securities (Cost $13,317)			14,096

ASSET-BACKED SECURITIES 0.1%
ACE Securities Corp.
0.292% due 12/25/2036		10	10
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		159	156
7.001% due 09/20/2022		1,300	1,192
Citigroup Mortgage Loan Trust, Inc.
0.352% due 08/25/2036		52	48
Mid-State Trust
8.330% due 04/01/2030		451	454
SLC Student Loan Trust
4.750% due 06/15/2033		1,699	1,651
SLM Student Loan Trust
0.674% due 12/17/2018		100	99

Total Asset-Backed Securities (Cost $3,717)			3,610

SOVEREIGN ISSUES 7.4%
Australia Government Bond
5.250% due 03/15/2019	AUD	35,200	39,714
5.500% due 01/21/2018		7,000	7,930
5.500% due 04/21/2023		15,000	17,372
5.750% due 05/15/2021		40,700	47,812
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	2,748	1,516
10.000% due 01/01/2014		8,305	4,578
10.000% due 01/01/2017		107,183	57,223
Canada Government Bond
1.500% due 06/01/2012	CAD	89,000	89,314
Republic of Germany
2.750% due 04/08/2016	EUR	32,700	47,359
3.250% due 07/04/2021		34,500	52,052

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Gilt
3.750% due 09/07/2020	GBP	2,900	$5,307
4.000% due 03/07/2022		28,700	53,241

Total Sovereign Issues (Cost $417,771)			423,418

		SHARES
MUTUAL FUNDS 53.9% (c)(d)
PIMCO Emerging Local Bond Fund		19,657,342	211,316
PIMCO Emerging Markets Bond Fund		6,805,422	79,419
PIMCO Emerging Markets Corporate Bond Fund		19,631,127	223,010
PIMCO Emerging Markets Currency Fund		10,820,051	113,935
PIMCO EqS Dividend Fund		5,198,903	56,356
PIMCO EqS Emerging Markets Fund		31,321,765	282,209
PIMCO EqS Pathfinder FundTM		52,675,108	552,035
PIMCO Global Advantage® Strategy Bond Fund		13,591,968	155,900
PIMCO Global Bond Fund (Unhedged)		6,501,595	65,471
PIMCO Long-Term U.S. Government Fund		11,436,763	124,546
PIMCO RealEstateRealReturn Strategy Fund		2,409,201	12,287
PIMCO StocksPLUS® Fund		89,056,222	772,118
PIMCO Total Return Fund		26,523,148	294,142
PIMCO Unconstrained Bond Fund		13,229,611	146,055

Total Mutual Funds (Cost $2,999,799)			3,088,799

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 27.6%
iShares MSCI EAFE Index Fund	3,044,616	$167,149
PIMCO Investment Grade Corporate Bond Index Fund (c)	310,834	32,290
SPDR Gold Trust	3,289,335	533,333
Vanguard MSCI Emerging Markets ETF	19,539,804	849,395

Total Exchange-Traded Funds (Cost $1,575,011)		1,582,167

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	234,840	1,700

Total Exchange-Traded Notes (Cost $1,842)		1,700

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 4.4%

CERTIFICATES OF DEPOSIT 0.6%
Banco Bradesco S.A.
1.955% due 01/24/2013	$6,000	6,047
Banco do Brasil S.A.
0.000% due 05/17/2012	10,600	10,583
0.000% due 03/26/2013	5,700	5,641
Itau Unibanco Holding S.A.
0.000% due 05/10/2012	6,000	5,990
0.000% due 03/26/2013	5,700	5,564

		33,825

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.050% due 04/02/2012	$19,400	$19,400
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $19,808. Repurchase proceeds are $19,400.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	3,461	3,461

(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $146 and U.S. Treasury Notes 1.500% due 07/31/2016 valued at $3,387. Repurchase proceeds are $3,461.)
		22,861

U.S. TREASURY BILLS 1.4%
0.099% due 04/19/2012 - 03/07/2013 (a)(e)(g)	78,405	78,378

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 2.0%
PIMCO Short-Term Floating NAV Portfolio	11,646,362	116,708

Total Short-Term Instruments (Cost $251,662)		251,772

PURCHASED OPTIONS (j) 1.1%
(Cost $107,789)		62,866

Total Investments 102.8% (Cost $5,824,303)		$5,888,784

Written Options (k) (0.3%) (Premiums $22,565)		(16,058)

Other Assets and Liabilities (Net) (2.5%)		(142,163)

Net Assets 100.0%		$5,730,563

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $10,474 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $17,570 at a weighted average interest rate of 0.049%. On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $38,800 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2013	191	$(10)
Arabica Coffee May Futures	Short	05/2012	48	49
Brent Crude May Futures	Long	04/2012	934	358
E-mini NASDAQ 100 Index June Futures	Long	06/2012	2,158	5,638
E-mini S&P 500 Index June Futures	Long	06/2012	358	843
Euro-Bund 10-Year Bond June Futures	Long	06/2012	824	118
Gold 100 oz. June Futures	Short	06/2012	16	(39)
Live Cattle June Futures	Short	06/2012	32	78
Natural Gas May Futures	Short	04/2012	87	217

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	91

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
RBOB Gasoline May Futures	Long	04/2012	32	$(28)
Soybean May Futures	Long	05/2012	16	23
Sugar No. 11 May Futures	Long	04/2012	96	(67)
U.S. Treasury 10-Year Note June Futures	Long	06/2012	2,232	(3,609)
United Kingdom 10-Year Gilt June Futures	Long	06/2012	220	(331)
Volatility S&P 500 Index April Futures	Long	04/2012	1,879	(5,409)
Wheat May Futures	Short	05/2012	22	(14)
WTI Crude June Futures	Long	05/2012	281	(87)
WTI Crude May Futures	Long	04/2012	1,063	(3,435)

				$(5,705)

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $8,296 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.000%	06/20/2019	$	28,300	$(237)	$329
Pay	6-Month GBP-LIBOR	2.500%	09/19/2022	GBP	56,900	(484)	(356)
Receive	6-Month GBP-LIBOR	3.500%	09/19/2042		27,600	(2,093)	(1,148)

						$(2,814)	$(1,175)

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	GST	(1.000%	)	12/20/2019	1.445%	$	1,700	$52	$0	$52
Black & Decker Corp.	CBK	(2.200%	)	06/20/2014	0.153%		500	(23)	0	(23)
CenturyLink, Inc.	JPM	(2.000%	)	06/20/2017	2.190%		1,000	8	0	8
Cytec Industries, Inc.	CBK	(1.000%	)	09/20/2017	1.280%		300	5	28	(23)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.280%		200	3	17	(14)
Embarq Corp.	BRC	(1.650%	)	06/20/2016	1.127%		2,000	(44)	0	(44)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.103%		1,000	4	(16)	20
Embarq Corp.	JPM	(2.350%	)	06/20/2016	1.127%		1,000	(51)	0	(51)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	2.855%		8,200	393	262	131
Macy’s Retail Holdings, Inc.	BPS	(5.000%	)	09/20/2014	0.570%		700	(78)	(73)	(5)
Macy’s Retail Holdings, Inc.	BRC	(6.780%	)	09/20/2015	0.779%		2,000	(415)	0	(415)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.357%		1,000	(22)	(23)	1
New York Times Co.	BRC	(1.000%	)	03/20/2015	1.880%		2,000	50	115	(65)
New York Times Co.	DUB	(5.000%	)	03/20/2015	1.880%		4,000	(367)	(358)	(9)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	1.676%		8,200	(415)	78	(493)
Office Depot, Inc.	GST	(5.000%	)	09/20/2013	1.676%		5,800	(294)	37	(331)
Pearson Dollar Finance PLC	BRC	(0.770%	)	06/20/2018	0.533%		750	(11)	0	(11)
PulteGroup, Inc.	DUB	(1.000%	)	03/20/2014	2.045%		6,000	119	187	(68)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.277%		500	(24)	0	(24)
Rohm & Haas Co.	BPS	(1.600%	)	09/20/2017	0.308%		1,000	(70)	0	(70)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	1.937%		1,200	76	43	33
UST LLC	BRC	(0.700%	)	03/20/2018	0.359%		1,000	(20)	0	(20)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.413%		1,000	28	16	12

								$(1,096)	$313	$(1,409)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	BOA	1.000%	09/20/2015	0.462%	$	7,000	$132	$162	$(30)
Australia Government Bond	BRC	1.000%	03/20/2016	0.531%		4,000	75	86	(11)
Bank of America Corp.	JPM	1.000%	09/20/2012	1.426%		600	(1)	(26)	25
BP Capital Markets America, Inc.	DUB	5.000%	06/20/2015	0.660%		1,000	140	35	105
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.660%		1,000	140	15	125

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.660%	$	2,000	$280	$34	$246
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.427%		200	1	0	1
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.427%		400	2	1	1
Brazil Government International Bond	CBK	1.000%	03/20/2013	0.504%		15,600	81	26	55
Brazil Government International Bond	GST	1.000%	12/20/2012	0.427%		800	3	1	2
Brazil Government International Bond	UAG	1.000%	12/20/2012	0.427%		11,500	52	22	30
China Government International Bond	BRC	1.000%	12/20/2012	0.278%		400	3	(1)	4
China Government International Bond	CBK	1.000%	12/20/2012	0.278%		2,500	14	10	4
China Government International Bond	CBK	1.000%	12/20/2016	1.035%		1,000	(2)	(48)	46
China Government International Bond	DUB	1.000%	03/20/2013	0.309%		12,200	87	53	34
China Government International Bond	FBF	1.000%	12/20/2016	1.035%		12,200	(15)	(586)	571
China Government International Bond	GST	1.000%	12/20/2012	0.278%		5,200	30	24	6
China Government International Bond	HUS	1.000%	12/20/2012	0.278%		5,200	30	19	11
China Government International Bond	JPM	1.000%	12/20/2016	1.035%		8,000	(10)	(387)	377
China Government International Bond	MYC	1.000%	12/20/2016	1.035%		4,500	(6)	(215)	209
China Government International Bond	UAG	1.000%	03/20/2013	0.309%		1,000	7	4	3
Denmark Government International Bond	BOA	0.250%	09/20/2016	1.035%		5,800	(196)	(175)	(21)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	12/20/2014	0.799%		2,700	15	(106)	121
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2014	0.799%		4,400	26	(76)	102
Export-Import Bank of China	FBF	1.000%	12/20/2012	0.297%		200	1	(3)	4
France Government Bond	GST	0.250%	09/20/2016	1.526%		22,500	(1,219)	(1,325)	106
France Government Bond	GST	0.250%	12/20/2016	1.581%		8,000	(475)	(584)	109
France Government Bond	MYC	0.250%	06/20/2016	1.463%		2,800	(137)	(123)	(14)
Gazprom OAO Via Gazprom International S.A.	BRC	1.000%	12/20/2012	0.584%		500	2	(10)	12
Gazprom OAO Via Gazprom International S.A.	DUB	1.000%	12/20/2012	0.584%		1,300	4	(26)	30
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	0.584%		200	1	(4)	5
Gazprom OAO Via Gazprom International S.A.	UAG	1.000%	12/20/2012	0.584%		1,300	5	(26)	31
Gazprom OAO Via RBS AG	GST	1.000%	12/20/2012	0.584%		4,800	16	(49)	65
Gazprom OAO Via RBS AG	MYC	1.000%	12/20/2012	0.584%		4,800	17	(51)	68
Gazprom Via Gaz Capital S.A.	DUB	1.000%	03/20/2013	0.702%		15,700	51	(164)	215
Japan Government International Bond	BPS	1.000%	09/20/2015	0.688%		1,900	21	11	10
Japan Government International Bond	BRC	1.000%	03/20/2016	0.781%		4,000	36	54	(18)
Japan Government International Bond	DUB	1.000%	03/20/2015	0.593%		5,300	66	41	25
Japan Government International Bond	GST	1.000%	03/20/2016	0.781%		200	2	(2)	4
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		500	5	(6)	11
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%		1,000	9	(12)	21
Japan Government International Bond	RYL	1.000%	03/20/2016	0.781%		6,700	59	94	(35)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	1.534%		200	0	(6)	6
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2012	1.534%		100	(1)	(5)	4
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.297%		1,000	5	2	3
Mexico Government International Bond	GST	1.000%	12/20/2012	0.297%		400	2	1	1
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.297%		1,900	11	5	6
Republic of Germany	CBK	0.250%	06/20/2016	0.547%		2,800	(35)	(46)	11
Republic of Korea	DUB	1.000%	12/20/2012	0.320%		1,600	8	(9)	17
Republic of Korea	JPM	1.000%	12/20/2012	0.320%		700	4	(4)	8
Russia Government International Bond	BRC	1.000%	12/20/2012	0.447%		400	1	(6)	7
Russia Government International Bond	CBK	1.000%	12/20/2012	0.447%		500	2	(7)	9
Russia Government International Bond	DUB	1.000%	12/20/2012	0.447%		100	1	(1)	2
Russia Government International Bond	FBF	1.000%	12/20/2012	0.447%		400	2	(4)	6
Russia Government International Bond	HUS	1.000%	12/20/2012	0.447%		700	4	(8)	12
Russia Government International Bond	JPM	1.000%	12/20/2012	0.447%		1,000	5	(11)	16
Russia Government International Bond	MYC	1.000%	12/20/2012	0.447%		400	2	(4)	6
South Africa Government International Bond	BRC	1.000%	12/20/2012	0.417%		4,600	22	(2)	24
South Africa Government International Bond	CBK	1.000%	12/20/2012	0.417%		1,100	5	1	4
South Africa Government International Bond	GST	1.000%	12/20/2012	0.417%		4,500	20	1	19
South Africa Government International Bond	HUS	1.000%	12/20/2012	0.417%		4,600	21	0	21
South Africa Government International Bond	JPM	1.000%	12/20/2012	0.417%		8,000	37	4	33
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%	JPY	10,000	(3)	(13)	10
U.S. Treasury Notes	BPS	0.250%	06/20/2016	0.222%	EUR	5,200	9	(53)	62
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.082%		4,000	5	(33)	38
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.082%		12,700	15	(122)	137

							$(506)	$(3,633)	$3,127

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	93

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)			Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$		180,270	$ (1,810)	$2	$(1,812)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017			15,400	(154)	(15)	(139)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017			21,650	(217)	(465)	248
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049			11,525	779	720	59
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049			13,770	931	684	247
CMBX.NA.AAA.3 Index	GST	(0.080%	)	12/13/2049			2,200	148	109	39
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049			1,285	87	80	7
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051			10,800	754	540	214
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051			10,800	754	500	254
iTraxx Europe 9 10-Year Index 22-100%	CBK	(0.250%	)	06/20/2018		EUR	7,600	61	85	(24)
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018			75,900	616	772	(156)
iTraxx Europe Crossover 16 Index	BRC	(5.000%	)	12/20/2016			47,300	1,666	2,883	(1,217)

								$ 3,615	$5,895	$(2,280)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	9,100	$32	$23	$9
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		17,300	103	92	11
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		65,400	1,550	51	1,499
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		40,400	951	26	925
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		56,300	1,650	331	1,319
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		13,600	28	2	26

							$4,314	$525	$3,789

(j)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX WTI Crude June Futures	—	$106.000	05/17/2012	685	$2,855	$1,952
Put - NYMEX WTI Crude June Futures	—	106.000	05/17/2012	685	2,848	3,637
Call - NYMEX WTI Crude June Futures	—	107.500	05/17/2012	687	2,868	1,567
Put - NYMEX WTI Crude June Futures	—	107.500	05/17/2012	687	2,847	4,287
Put - OTC London Gold Market Fixing Ltd. PM	GST	1,565.000	08/06/2012	10,490	892	270
Call - OTC WTI Crude December Futures	GST	130.000	11/15/2013	1,000	7,000	3,640
Call - OTC WTI Crude December Futures	MYC	130.000	11/15/2013	425	2,975	1,547
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	23	145	68

					$22,430	$16,968

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	180,780	$2,043	$534
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		449,000	23,977	20,442
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		487,100	18,160	12,420

								$44,180	$33,396

Foreign Currency Options
Description	Counterparty			Exercise Price	Expiration Date	Notional Amount			Cost	Market Value
Put - OTC AUD versus USD	DUB	$		1.026	04/18/2012		AUD	21,100	$99	$157
Put - OTC EUR versus USD	FBF			1.200	04/04/2012		EUR	146,330	1,514	0
Put - OTC EUR versus USD	CBK			1.200	04/04/2012			35,540	430	0
Call - OTC EUR versus USD	RBC			1.351	04/18/2012			44,300	222	203
Put - OTC EUR versus USD	BOA			1.200	05/31/2012			612,200	2,284	585
Put - OTC EUR versus USD	DUB			1.000	05/22/2015			166,400	8,240	3,899
Call - OTC GBP versus USD	BRC			1.606	04/18/2012		GBP	23,100	118	197
Put - OTC NZD versus USD	JPM			0.795	04/18/2012		NZD	18,000	73	43
Call - OTC USD versus CAD	BRC		CAD	1.007	04/18/2012	$		44,000	143	144
Put - OTC USD versus CHF	DUB		CHF	0.893	04/18/2012			14,700	58	58
Call - OTC USD versus MXN	HUS		MXN	13.055	04/18/2012			22,000	129	123
Call - OTC USD versus NOK	BRC		NOK	5.879	04/18/2012			22,000	108	41
Call - OTC USD versus SEK	UAG		SEK	6.875	04/18/2012			22,000	100	37

									$13,518	$5,487

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$13.000	06/16/2012	11,381	$1,252	$114

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,000.000	06/16/2012	5,877	$11,278	$646
Put - CBOE S&P 500 Index	1,000.000	09/22/2012	1,454	2,709	1,018
Put - CBOE S&P 500 Index	950.000	12/22/2012	4,718	12,422	5,237

				$26,409	$6,901

(k)	Written options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Brent Crude December Futures	GST	$140.000	11/11/2013	1,000	$7,370	$(4,320)
Call - OTC Brent Crude December Futures	MYC	140.000	11/11/2013	425	3,124	(1,836)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	23	145	(82)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,565.000	08/06/2012	10,490	891	(482)

					$11,530	$(6,720)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	237	$124	$(39)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	237	59	(21)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	720	207	(22)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,739	581	(467)

				$971	$(549)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	95

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	18,800	$60	$(47)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		18,800	60	(41)
Call - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		21,600	21	(4)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		21,600	21	(32)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		67,900	240	(169)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		67,900	240	(147)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		134,600	185	(24)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		134,600	185	(200)
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		12,100	35	(12)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		12,100	35	(28)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		8,000	25	(8)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		8,000	25	(19)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		6,100	44	(46)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		6,100	44	(25)
Call - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.000%	08/13/2012		17,800	108	(104)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		17,800	108	(46)
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		26,500	260	(175)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		26,500	477	(617)
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		107,600	1,022	(712)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		107,600	1,980	(2,507)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.700%	08/13/2012		8,700	130	(149)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		8,700	130	(41)
Call - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		95,200	895	(630)
Put - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		95,200	1,742	(2,218)

								$8,072	$(8,001)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-17 5-Year Index	UAG	Sell	1.300%	06/20/2012	$	95,900	$365	$(92)
Put - OTC CDX.IG-17 5-Year Index	UAG	Sell	1.400%	06/20/2012		95,900	297	(66)

							$662	$(158)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Call - OTC AUD versus USD	DUB	$		1.068	04/18/2012		AUD	21,100	$84	$(13)
Put - OTC EUR versus USD	RBC			1.304	04/18/2012		EUR	44,300	237	(76)
Put - OTC GBP versus USD	BRC			1.559	04/18/2012		GBP	23,100	121	(17)
Call - OTC NZD versus USD	JPM			0.830	04/18/2012		NZD	18,000	60	(59)
Put - OTC USD versus CAD	BRC		CAD	0.980	04/18/2012	$		44,000	120	(30)
Call - OTC USD versus CHF	DUB		CHF	0.926	04/18/2012			14,700	60	(17)
Put - OTC USD versus MXN	HUS		MXN	12.475	04/18/2012			22,000	97	(47)
Put - OTC USD versus NOK	BRC		NOK	5.633	04/18/2012			22,000	97	(96)
Put - OTC USD versus SEK	UAG		SEK	6.608	04/18/2012			22,000	116	(184)

									$992	$(539)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Cap - OTC CPURNSA Index	BPS	215.949	Maximum of ((Index Final/Index Initial - 1) - 5.000%) or 0	03/04/2015	$	4,000	$68	$(21)
Floor - OTC CPURNSA Index	BPS	215.949	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or 0	03/04/2015		4,000	56	(13)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		12,000	106	(20)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		14,400	108	(37)

							$338	$(91)

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premium
Balance at 03/31/2011	0	$458,500	AUD	27,800	EUR	22,600	GBP	0	NZD	0	$3,424
Sales	76,041	2,978,920		215,730		307,300		116,600		232,000	87,366
Closing Buys	(61,170)	(1,442,400)		(46,430)		(137,500)		(67,400)		(48,400)	(61,629)
Expirations	0	(400,700)		(148,200)		(113,800)		(26,100)		(78,700)	(4,842)
Exercised	0	(193,620)		(27,800)		(34,300)		0		(86,900)	(1,754)

Balance at 03/31/2012	14,871	$1,400,700	AUD	21,100	EUR	44,300	GBP	23,100	NZD	18,000	$22,565

(l)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	05/01/2042	$1,000	$1,021	$(1,024)
Fannie Mae	4.500%	05/01/2042	80,000	85,003	(84,988)
Fannie Mae	5.500%	05/01/2042	1,000	1,085	(1,088)

				$87,109	$(87,100)

(m)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	5,275	04/2012	CBK	$0	$(78)	$(78)
Buy		10,550	04/2012	DUB	0	(154)	(154)
Sell		84,431	04/2012	HUS	2,728	0	2,728
Buy		924	04/2012	RBC	0	(12)	(12)
Buy		5,275	04/2012	UAG	0	(76)	(76)
Sell	BRL	348,035	04/2012	DUB	8,836	0	8,836
Buy		348,035	04/2012	JPM	0	(5,751)	(5,751)
Sell		348,035	06/2012	JPM	5,861	0	5,861
Buy	CAD	21,839	04/2012	BRC	0	(112)	(112)
Buy		17,600	04/2012	CBK	22	0	22
Buy		21,841	04/2012	DUB	0	(111)	(111)
Sell		17,600	04/2012	RBC	39	0	39
Sell		50,282	06/2012	BSN	296	0	296
Buy		70,977	06/2012	CBK	0	(273)	(273)
Sell		17,600	06/2012	CBK	0	(23)	(23)
Sell		25,089	06/2012	UAG	143	0	143
Sell	CHF	3,338	04/2012	CBK	0	(24)	(24)
Sell		6,676	04/2012	DUB	0	(47)	(47)
Sell		3,338	04/2012	FBF	0	(23)	(23)
Buy		10,685	05/2012	BRC	115	0	115
Sell		1,990	05/2012	BRC	0	(20)	(20)
Buy		26,885	05/2012	CBK	284	0	284
Buy		3,802	05/2012	DUB	26	0	26
Buy	CNY	72,789	06/2012	BRC	1	(25)	(24)
Sell		120,633	06/2012	BRC	0	(260)	(260)
Buy		207,943	06/2012	HUS	268	0	268
Sell		289,290	06/2012	HUS	0	(585)	(585)
Buy		529,066	06/2012	JPM	456	(86)	370
Sell		72,789	06/2012	JPM	0	(125)	(125)
Sell		375,449	06/2012	MSC	0	(797)	(797)
Sell		73,734	06/2012	UAG	0	(155)	(155)
Buy		166,026	10/2012	UAG	123	0	123
Sell		154,710	02/2013	BRC	94	0	94
Buy		30,000	08/2013	DUB	0	(59)	(59)
Buy		21,000	08/2013	RYL	0	(27)	(27)
Buy		23,000	08/2013	UAG	0	(38)	(38)
Buy		42,600	09/2015	DUB	0	(364)	(364)
Buy	EUR	1,706	04/2012	BRC	43	0	43
Sell		21,225	04/2012	BRC	0	(1,078)	(1,078)
Sell		13,315	04/2012	CBK	0	(720)	(720)
Sell		43,646	04/2012	DUB	0	(2,179)	(2,179)
Sell		11,075	04/2012	JPM	0	(63)	(63)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	97

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	45,147	04/2012	RBC	$0	$(879)	$(879)
Sell		46,590	04/2012	UAG	0	(2,685)	(2,685)
Buy		247	06/2012	BRC	0	0	0
Sell		3,821	06/2012	BRC	0	(37)	(37)
Sell		1,697	06/2012	BSN	0	(40)	(40)
Sell		5,050	06/2012	CBK	2	0	2
Buy		2,601	06/2012	DUB	18	0	18
Buy		124	06/2012	MSC	1	0	1
Buy		251	06/2012	RBC	7	0	7
Buy		839	06/2012	UAG	13	0	13
Sell	GBP	11,550	04/2012	BRC	0	(183)	(183)
Sell		2,000	04/2012	CBK	1	0	1
Buy		2,000	04/2012	MSC	22	0	22
Sell		11,550	04/2012	RBC	0	(184)	(184)
Buy		163	06/2012	BRC	1	0	1
Sell		619	06/2012	BSN	0	(17)	(17)
Buy		2,853	06/2012	CBK	25	(1)	24
Buy		1,734	06/2012	DUB	21	0	21
Buy		193	06/2012	JPM	2	0	2
Buy		159	06/2012	RBC	5	0	5
Buy		41,461	06/2012	UAG	943	0	943
Sell	HUF	1,131,600	05/2012	HUS	0	(567)	(567)
Sell	IDR	479,735,000	07/2012	UAG	0	(1,026)	(1,026)
Sell	INR	1,364,729	07/2012	JPM	433	0	433
Buy	JPY	2,118,402	04/2012	DUB	0	(534)	(534)
Buy		12,325,069	06/2012	BRC	0	(1,001)	(1,001)
Sell		1,193,973	06/2012	BRC	0	(108)	(108)
Sell	KRW	88,552,318	07/2012	UAG	773	0	773
Buy	MXN	64,909	04/2012	BRC	0	(35)	(35)
Buy		139,990	04/2012	HUS	0	(76)	(76)
Buy		75,115	04/2012	UAG	0	(38)	(38)
Sell		289,127	06/2012	BRC	0	(136)	(136)
Sell		233,758	06/2012	MSC	0	(68)	(68)
Buy		135,312	06/2012	UAG	0	(99)	(99)
Sell	MYR	71,943	04/2012	CBK	0	(224)	(224)
Buy	NOK	94,519	04/2012	BRC	97	(75)	22
Buy		31,290	04/2012	CBK	0	(75)	(75)
Buy		63,233	04/2012	RBC	96	0	96
Buy		31,290	04/2012	UAG	0	(82)	(82)
Buy	NZD	9,000	04/2012	JPM	47	0	47
Buy		9,000	04/2012	RBC	42	0	42
Sell	PLN	80,517	05/2012	JPM	0	(1,227)	(1,227)
Sell	RUB	677,700	06/2012	CBK	0	(260)	(260)
Sell		677,700	06/2012	JPM	0	(259)	(259)
Buy	SEK	36,956	04/2012	BRC	82	0	82
Buy		110,834	04/2012	UAG	242	0	242
Buy		79,601	05/2012	BRC	144	0	144
Sell	TRY	25,415	04/2012	JPM	0	(982)	(982)
Sell	TWD	2,166,380	04/2012	BRC	0	(1,707)	(1,707)
Sell	ZAR	237,093	07/2012	DUB	0	(2,216)	(2,216)

					$22,352	$(28,086)	$(5,734)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$3,062	$0	$3,062
Corporate Bonds & Notes
Banking & Finance	0	202,190	0	202,190
Industrials	0	59,254	0	59,254
Utilities	0	6,297	0	6,297
U.S. Government Agencies	0	112,071	0	112,071

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
U.S. Treasury Obligations	$0	$77,482	$0	$77,482
Mortgage-Backed Securities	0	14,096	0	14,096
Asset-Backed Securities	0	2,262	1,348	3,610
Sovereign Issues	0	423,418	0	423,418
Mutual Funds	3,088,799	0	0	3,088,799
Exchange-Traded Funds	1,582,167	0	0	1,582,167
Exchange-Traded Notes	1,700	0	0	1,700

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Certificates of Deposit	$0	$33,825	$0	$33,825
Repurchase Agreements	0	22,861	0	22,861
U.S. Treasury Bills	0	78,378	0	78,378
PIMCO Short-Term Floating NAV Portfolios	116,708	0	0	116,708
Purchased Options
Commodity Contracts	11,443	5,525	0	16,968
Equity Contracts	7,015	0	0	7,015
Foreign Exchange Contracts	0	5,487	0	5,487
Interest Rate Contracts	0	33,396	0	33,396
	$4,807,832	$1,079,604	$1,348	$5,888,784

Short Sales, at value	$0	$(87,100)	$0	$(87,100)

Financial Derivative Instruments (7) - Assets
Commodity Contracts	725	0	0	725
Credit Contracts	0	4,581	0	4,581

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Equity Contracts	$6,481	$0	$0	$6,481
Foreign Exchange Contracts	0	22,352	0	22,352
Interest Rate Contracts	118	4,118	0	4,236
	$7,324	$31,051	$0	$38,375

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	(3,670)	(6,720)	0	(10,390)
Credit Contracts	0	(5,301)	0	(5,301)
Equity Contracts	(5,409)	0	0	(5,409)
Foreign Exchange Contracts	0	(28,625)	0	(28,625)
Interest Rate Contracts	(3,950)	(10,054)	(91)	(14,095)
	$(13,029)	$(50,700)	$(91)	$(63,820)

Totals	$4,802,127	$972,855	$1,257	$5,776,239

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Asset-Backed Securities	$1,454	$0	$(96)	$4	$1	$(15)	$0	$0	$1,348	$(16)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(240)	$0	$0	$0	$0	$149	$0	$0	$(91)	$149
Totals	$1,214	$0	$(96)	$4	$1	$134	$0	$0	$1,257	$133

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$16,968	$0	$7,015	$5,487	$33,396	$62,866
Variation margin receivable on financial derivative instruments (2)	616	0	0	0	982	1,598
Unrealized appreciation on foreign currency contracts	0	0	0	22,352	0	22,352
Unrealized appreciation on OTC swap agreements	0	4,581	0	0	3,789	8,370

	$17,584	$4,581	$7,015	$27,839	$38,167	$95,186

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	99

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$6,720	$158	$0	$539	$8,641	$16,058
Variation margin payable on financial derivative instruments (2)	0	0	798	0	942	1,740
Unrealized depreciation on foreign currency contracts	0	0	0	28,086	0	28,086
Unrealized depreciation on OTC swap agreements	0	5,143	0	0	0	5,143

	$6,720	$5,301	$798	$28,625	$9,583	$51,027

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(3,651)	$0	$(98,472)	$(22,793)	$163	$(124,753)
Net realized gain on futures contracts	9,804	0	6,485	0	52,231	68,520
Net realized gain (loss) on written options	(633)	1,205	25,646	8,767	3,458	38,443
Net realized gain on swaps	1,717	656	31	0	8,003	10,407
Net realized gain on foreign currency transactions	0	0	0	36,311	0	36,311

	$7,237	$1,861	$(66,310)	$22,285	$63,855	$28,928

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(5,462)	$0	$(16,530)	$(3,932)	$(10,001)	$(35,925)
Net change in unrealized (depreciation) on futures contracts	(7,261)	0	(1,811)	0	(5,365)	(14,437)
Net change in unrealized appreciation on written options	4,810	437	0	504	2,133	7,884
Net change in unrealized appreciation (depreciation) on swaps	(4,411)	1,443	(1,102)	0	1,770	(2,300)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(5,863)	0	(5,863)

	$(12,324)	$1,880	$(19,443)	$(9,291)	$(11,463)	$(50,641)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(5,705) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,175) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Fund			PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
BOA	$1,090	$(1,120)	$(30)	$0	$0	$0
BPS	(151)	350	199	0	0	0
BRC	(5,305)	4,828	(477)	0	0	0
BSN	239	0	239	0	0	0
CBK	(1,288)	1,387	99	0	0	0
DUB	7,067	(7,990)	(923)	0	0	0
FBF	1,600	(1,500)	100	0	0	0
GLM	32	0	32	0	0	0
GST	(3,093)	620	(2,473)	270	(430)	(160)
HUS	30	0	30	0	0	0
JPM	18,691	(18,339)	352	0	0	0
MSC	(842)	1,027	185	0	0	0
MYC	14,371	(15,681)	(1,310)	(14)	0	(14)
RBC	(759)	490	(269)	0	0	0
RYL	32	0	32	0	0	0
SOG	5	0	5	0	0	0
UAG	(2,483)	1,672	(811)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 6 Principal Risks in the Notes to Financial Statements for more information regarding Credit and Counterparty Risks.

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2012

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of twelve funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	MARCH 31, 2012	101

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(g) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates certain Funds may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the

Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

102	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2012	103

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses these fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the

Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(c) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation.

104	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(d) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2012, the Funds had no unfunded loan commitments.

(e) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the

ANNUAL REPORT	MARCH 31, 2012	105

Notes to Financial Statements (Cont.)

possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(f) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the

Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial

106	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into a Fund’s custody account. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the

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counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater

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Notes to Financial Statements (Cont.)

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2012 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the PIMCO Fund of Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of the Underlying PIMCO Funds (or Acquired Funds) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Fund) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds (or Acquired Funds) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Funds (or Acquired Funds), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) investments in

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financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the

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counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently decreases, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period, end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

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7. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET FUND

PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of March 31, 2012 of the GMA Subsidiary to the GMA Fund (amounts in thousands).

Fund Name	Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Global Multi-Asset Fund	PIMCO Cayman Commodity Fund II Ltd.	11/21/2008	12/10/2008	$5,730,563	$572,722	10.0%

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO RealRetirement® Funds approach their target dates and their portfolios become more conservative, the PIMCO RealRetirement® Funds’ investment advisory contract provides that certain PIMCO RealRetirement® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D(1)		A, B and C Classes		Class R
PIMCO All Asset Fund	0.175%	(2)	0.05%	0.15%	0.05%	0.45%		0.30%	(8)	0.35%	(7)(10)
PIMCO All Asset All Authority Fund	0.20%	(3)	0.05%	0.15%	N/A	0.45%		0.25%	(9)	N/A
PIMCO RealRetirement® 2015 Fund(4)	0.70%		0.05%	0.15%	0.05%	0.55%		0.30%		0.30%
PIMCO RealRetirement® 2020 Fund(4)	0.70%		0.05%	0.15%	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® 2025 Fund(4)	0.70%		0.05%	0.15%	0.05%	0.55%		0.30%		0.30%
PIMCO RealRetirement® 2030 Fund(4)	0.75%		0.05%	0.15%	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® 2035 Fund(4)	0.75%		0.05%	0.15%	0.05%	0.55%		0.30%		0.30%
PIMCO RealRetirement® 2040 Fund(4)	0.80%		0.05%	0.15%	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® 2045 Fund(4)	0.80%		0.05%	0.15%	0.05%	0.55%		0.30%		0.30%
PIMCO RealRetirement® 2050 Fund(4)	0.80%		0.05%	0.15%	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® Income and Distribution Fund(4)	0.70%		0.05%	0.15%	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO Global Multi-Asset Fund(5)	0.90%		0.05%	0.15%	0.05%	0.65%		0.40%		0.40%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

ANNUAL REPORT	MARCH 31, 2012	113

Notes to Financial Statements (Cont.)

(2)

PIMCO has contractually agreed, through July 31, 2012, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)

PIMCO has contractually agreed, through July 31, 2012, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(4)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(5)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(6)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.10% to 0.55% per annum.
(7)	Effective October 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.
(8)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(9)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.15% to 0.25% per annum.
(10)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.10% to 0.35% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2012.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2012, the Distributor received $18,790,288 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2035 and PIMCO RealRetirement® 2045 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that

114	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealRetirement® 2015 Fund	$18
PIMCO RealRetirement® 2025 Fund	17
PIMCO RealRetirement® 2035 Fund	17
PIMCO RealRetirement® 2045 Fund	27

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the RealRetirement® Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the

RealRetirement® Funds in connection with the RealRetirement® Funds’ investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the RealRetirement® Funds.

PIMCO has contractually agreed, through July 31, 2012, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2012, to reduce the PIMCO All Asset All Authority Fund’s (the “AAAA Fund”) Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at March 31, 2012 were $31,504,459 and $4,383,502, respectively, in the PIMCO All Asset and AAAA Funds.

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2012, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$17,694
PIMCO All Asset All Authority Fund	3,565
PIMCO RealRetirement® 2015 Fund	33
PIMCO RealRetirement® 2020 Fund	104
PIMCO RealRetirement® 2025 Fund	43
PIMCO RealRetirement® 2030 Fund	76
PIMCO RealRetirement® 2035 Fund	34
PIMCO RealRetirement® 2040 Fund	71
PIMCO RealRetirement® 2045 Fund	1
PIMCO RealRetirement® 2050 Fund	47
PIMCO RealRetirement® Income and Distribution Fund	70
PIMCO Global Multi-Asset Fund	21,263

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by

ANNUAL REPORT	MARCH 31, 2012	115

Notes to Financial Statements (Cont.)

PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2012, the amount was $2,074,531.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$22,554	$0

The PIMCO All Asset, PIMCO All Asset All Authority, and PIMCO RealRetirement® Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). The PIMCO Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO RealRetirement® and PIMCO Global Multi-Asset Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2012 (amounts in thousands):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$1,077,526	$1,563,319	$(638,277)	$41,907	$(222,146)	$1,822,329	$144,511
PIMCO CommodityRealReturn Strategy Fund®	1,090,934	1,233,366	(1,362,510)	(35,181)	(233,197)	693,412	211,344
PIMCO Convertible Fund	885,285	158,327	(157,854)	(2,740)	(8,545)	874,473	23,237
PIMCO Credit Absolute Return Fund	0	60,626	0	0	667	61,293	626
PIMCO Diversified Income Fund	876,423	270,283	(22,408)	(892)	15,652	1,139,058	53,543
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	1,504,471	1,201,312	0	0	(103,460)	2,602,323	62,628
PIMCO Emerging Local Bond Fund	160,779	1,785,657	(35,477)	(590)	13,557	1,923,926	45,815
PIMCO Emerging Markets Bond Fund	34,401	991,449	0	0	31,091	1,056,941	18,645
PIMCO Emerging Markets Currency Fund	819,523	1,332,014	0	0	(42,087)	2,109,450	22,175
PIMCO EqS Dividend Fund	0	27,740	0	0	2,255	29,995	240
PIMCO EqS Emerging Markets Fund	40,194	40,213	0	0	(11,750)	68,657	213
PIMCO EqS Pathfinder Fund™	292,014	312,742	(50,000)	(3,867)	10,058	560,947	3,975
PIMCO Floating Income Fund	1,398,581	675,598	(93,840)	(5,395)	(81,660)	1,893,284	78,911
PIMCO Foreign Bond Fund (Unhedged)	154,008	544,281	0	0	(4,895)	693,394	15,429
PIMCO Fundamental Advantage Total Return Strategy Fund	2,843,385	1,268,173	(3,390,695)	(266,914)	101,460	555,409	112,384
PIMCO Fundamental IndexPLUS® Fund	19,304	2,874	(19,006)	(7,641)	4,469	0	2,874
PIMCO Fundamental IndexPLUS® TR Fund	92,884	373,021	(452,394)	22,025	(14,642)	20,894	11,805
PIMCO Global Advantage® Strategy Bond Fund	499,294	367,175	0	0	9,067	875,536	23,110
PIMCO High Yield Fund	1,204,112	898,091	(226,307)	327	4,417	1,880,640	99,974
PIMCO High Yield Spectrum Fund	301,691	238,279	0	0	(5,411)	534,559	28,941
PIMCO Income Fund	2,072,630	323,885	(15,767)	(288)	(7,272)	2,373,188	173,038
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	598,539	0	0	16,421	614,960	5,127
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	103,457	258,001	(191,899)	(17,340)	7,252	159,471	6,717
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	77,288	52,976	(75,000)	(12,622)	5,691	48,333	5,699
PIMCO Investment Grade Corporate Bond Fund	1,004,979	368,560	(487,015)	(12,743)	7,753	881,534	58,605
PIMCO Long Duration Total Return Fund	5,084	408,343	(401,822)	18,850	1,381	31,836	4,905

116	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

PIMCO All Asset Fund (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO Long-Term Credit Fund	$648,735	$110,330	$(30,886)	$704	$32,699	$761,582	$65,907
PIMCO Long-Term U.S. Government Fund	12,962	623,494	(702,821)	78,317	428	12,380	6,854
PIMCO Low Duration Fund	3,918	198,525	(195,409)	(237)	(38)	6,759	742
PIMCO Real Return Asset Fund	1,702,773	597,457	(1,169,448)	82,529	39,783	1,253,094	189,278
PIMCO Real Return Fund	315,856	7,444	(340,941)	44,814	(25,593)	1,580	7,302
PIMCO RealEstateRealReturn Strategy Fund	645,960	479,138	(296,101)	24,816	49,282	903,095	130,628
PIMCO Senior Floating Rate Fund	0	205,521	0	0	444	205,965	5,521
PIMCO Short-Term Floating NAV Portfolio	36	3,912,774	(3,912,790)	27	1	48	74
PIMCO Short-Term Fund	10,016	1,817	0	0	(106)	11,727	215
PIMCO Small Cap StocksPLUS® TR Fund	30,338	153,216	(142,351)	(5,942)	4,098	39,359	2,800
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	155,095	0	0	19,290	174,385	10,095
PIMCO StocksPLUS® Fund	14,019	355,612	(375,426)	6,893	1,511	2,609	3,746
PIMCO StocksPLUS® Total Return Fund	63,868	137,135	(177,267)	(7,088)	16,983	33,631	3,365
PIMCO Total Return Fund	11,529	1,372,329	(1,339,285)	3,251	(850)	46,974	6,338
PIMCO Unconstrained Bond Fund	1,096,914	717,972	(1,212,938)	(10,793)	(5,707)	585,448	21,067
Totals	$21,115,171	$24,382,703	$(17,515,934)	$(65,813)	$(371,649)	$27,544,478	$1,668,403

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$769,834	$1,555,615	$(408,628)	$14,981	$(177,558)	$1,754,244	$129,864
PIMCO CommodityRealReturn Strategy Fund®	755,484	1,086,020	(1,110,497)	(100,939)	(128,780)	501,288	169,062
PIMCO Convertible Fund	523,975	235,093	(71,434)	(1,709)	5,228	691,153	16,093
PIMCO Credit Absolute Return Fund	0	34,355	0	0	377	34,732	355
PIMCO Diversified Income Fund	453,928	373,310	(13,631)	(108)	9,222	822,721	33,086
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	557,404	1,058,827	0	0	1,314	1,617,545	32,489
PIMCO Emerging Local Bond Fund	157,973	1,575,898	0	0	(353)	1,733,518	40,546
PIMCO Emerging Markets Bond Fund	96,720	1,121,072	0	0	34,880	1,252,672	23,279
PIMCO Emerging Markets Currency Fund	786,101	1,416,828	0	0	(32,202)	2,170,727	20,524
PIMCO EqS Dividend Fund	0	20,175	0	0	1,639	21,814	175
PIMCO EqS Emerging Markets Fund	20,097	20,107	0	0	(5,876)	34,328	106
PIMCO EqS Pathfinder Fund™	124,569	353,972	0	0	22,180	500,721	3,249
PIMCO Floating Income Fund	714,872	597,347	0	0	(49,132)	1,263,087	49,305
PIMCO Foreign Bond Fund (Unhedged)	70,131	234,830	0	0	(500)	304,461	5,932
PIMCO Fundamental Advantage Total Return Strategy Fund	1,540,155	950,479	(1,626,284)	(143,122)	36,016	757,244	82,001
PIMCO Fundamental IndexPLUS® Fund	1,279	190	(1,259)	(583)	373	0	190
PIMCO Fundamental IndexPLUS® TR Fund	18,018	308,822	(302,552)	14,338	4,889	43,515	14,225
PIMCO Global Advantage® Strategy Bond Fund	139,847	365,121	(36,123)	(693)	4,461	472,613	7,790
PIMCO High Yield Fund	948,660	1,083,357	(111,003)	(172)	5,094	1,925,936	88,991
PIMCO High Yield Spectrum Fund	129,026	200,942	0	0	(3,208)	326,760	12,934
PIMCO Income Fund	928,011	424,718	0	0	(3,453)	1,349,276	86,985
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	620,021	0	0	16,037	636,058	4,517
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	48,589	202,553	(217,126)	(7,607)	426	26,835	2,484
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	31,169	53,511	(55,032)	1,209	4,590	35,447	1,106
PIMCO Investment Grade Corporate Bond Fund	409,182	464,105	(211,672)	(8,432)	5,333	658,516	30,696
PIMCO Long Duration Total Return Fund	52,952	306,957	(244,317)	9,517	5,660	130,769	11,544
PIMCO Long-Term Credit Fund	172,453	44,408	(13,117)	1	9,014	212,759	18,458

ANNUAL REPORT	MARCH 31, 2012	117

Notes to Financial Statements (Cont.)

PIMCO All Asset All Authority Fund (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO Long-Term U.S. Government Fund	$6,143	$413,783	$(277,204)	$22,068	$2,172	$166,962	$35,467
PIMCO Low Duration Fund	21,167	289,122	(308,103)	600	(260)	2,526	666
PIMCO Real Return Asset Fund	827,510	412,490	(352,016)	5,125	30,723	923,832	123,896
PIMCO Real Return Fund	186,263	106,211	(290,423)	19,415	(6,972)	14,494	7,514
PIMCO RealEstateRealReturn Strategy Fund	546,593	491,313	(250,514)	10,026	58,799	856,217	131,171
PIMCO Senior Floating Rate Fund	0	142,484	0	0	200	142,684	2,484
PIMCO Short-Term Floating NAV Portfolio	52,568	4,212,419	(2,680,000)	(25)	1	1,584,963	119
PIMCO Short-Term Fund	25,274	276,816	(295,079)	(122)	(42)	6,847	221
PIMCO Small Cap StocksPLUS® TR Fund	118,450	262,963	(324,848)	18,390	3,857	78,812	3,797
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	212,422	0	0	19,432	231,854	13,422
PIMCO StocksPLUS® Fund	1,493	214,427	(206,981)	(292)	1,708	10,355	3,895
PIMCO StocksPLUS® Total Return Fund	2,597	159,919	(156,346)	5,956	3,809	15,935	1,382
PIMCO StocksPLUS® TR Short Strategy Fund	1,194,382	1,541,764	(1,412,975)	(148,306)	147,773	1,322,638	35,187
PIMCO Total Return Fund	207,263	1,078,217	(1,074,538)	13,291	(14,339)	209,894	4,849
PIMCO Unconstrained Bond Fund	799,902	712,065	(587,514)	(10,490)	(1,216)	912,747	22,454
Totals	$13,440,034	$25,235,048	$(12,639,216)	$(287,683)	$11,316	$25,759,499	$1,272,510

PIMCO RealRetirement® 2015 Fund

Underlying Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$430	$0	$0	$(8)	$422	$0
PIMCO CommodityRealReturn Strategy Fund®	0	494	(455)	(39)	0	0	41
PIMCO EqS Emerging Markets Fund	0	633	(41)	(10)	38	620	1
PIMCO EqS Pathfinder Fund™	0	454	(30)	(3)	26	447	2
PIMCO Global Advantage® Strategy Bond Fund	0	731	(117)	(1)	(1)	612	11
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	155	(73)	(16)	(6)	60	2
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	536	0	0	48	584	11
PIMCO Low Duration Fund	0	1,337	(82)	(1)	7	1,261	15
PIMCO Real Return Fund	0	5,367	(365)	(4)	(22)	4,976	71
PIMCO RealEstateRealReturn Strategy Fund	0	780	(46)	(2)	20	752	67
PIMCO Short-Term Floating NAV Portfolio	0	9,104	(6,400)	2	0	2,706	4
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	129	(4)	(1)	13	137	4
PIMCO StocksPLUS ® Fund	0	1,703	(73)	(8)	93	1,715	41
PIMCO Total Return Fund	0	5,336	(340)	(5)	64	5,055	84
Totals	$0	$27,189	$(8,026)	$(88)	$272	$19,347	$354

PIMCO RealRetirement® 2020 Fund

Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$1,291	$0	$0	$(25)	$1,266	$0
PIMCO CommodityRealReturn Strategy Fund®	354	1,122	(1,273)	(325)	122	0	176
PIMCO EqS Emerging Markets Fund	0	1,825	0	0	33	1,858	5
PIMCO EqS Pathfinder Fund™	0	1,562	0	0	57	1,619	10
PIMCO Global Advantage® Strategy Bond Fund	493	1,021	0	0	9	1,523	37
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	923	1,012	(350)	(89)	113	1,609	62
PIMCO Real Return Fund	1,022	10,125	(134)	2	27	11,042	207

118	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

PIMCO RealRetirement® 2020 Fund (Cont.)

Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO RealEstateRealReturn Strategy Fund	$581	$1,542	$0	$0	$88	$2,211	$255
PIMCO Short-Term Floating NAV Portfolio	2,510	11,605	(8,400)	1	(1)	5,715	4
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	312	0	0	20	332	11
PIMCO StocksPLUS® Fund	1,283	3,679	(126)	(2)	191	5,025	162
PIMCO Total Return Fund	1,814	9,535	(1,039)	(9)	200	10,501	228
Totals	$8,980	$44,631	$(11,322)	$(422)	$834	$42,701	$1,157

PIMCO RealRetirement® 2025 Fund

Underlying Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$825	$0	$0	$(16)	$809	$0
PIMCO CommodityRealReturn Strategy Fund®	0	895	(822)	(73)	0	0	84
PIMCO EqS Emerging Markets Fund	0	1,215	(144)	(28)	95	1,138	3
PIMCO EqS Pathfinder Fund™	0	1,179	(154)	(5)	81	1,101	6
PIMCO Global Advantage® Strategy Bond Fund	0	1,199	(120)	(1)	5	1,083	19
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	232	(100)	(21)	(8)	103	3
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	1,216	0	0	121	1,337	26
PIMCO Real Return Fund	0	4,408	(228)	(1)	(23)	4,156	66
PIMCO RealEstateRealReturn Strategy Fund	0	1,725	(82)	(3)	60	1,700	155
PIMCO Short-Term Floating NAV Portfolio	0	11,405	(7,500)	2	0	3,907	5
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	271	(10)	(2)	31	290	7
PIMCO StocksPLUS® Fund	0	2,965	(206)	(19)	243	2,983	95
PIMCO Total Return Fund	0	4,277	(333)	(3)	62	4,003	70
Totals	$0	$31,812	$(9,699)	$(154)	$651	$22,610	$539

PIMCO RealRetirement® 2030 Fund

Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$1,069	$0	$0	$(21)	$1,048	$0
PIMCO CommodityRealReturn Strategy Fund®	362	858	(1,053)	(315)	148	0	149
PIMCO EqS Emerging Markets Fund	0	1,894	0	0	44	1,938	4
PIMCO EqS Pathfinder Fund™	0	1,351	0	0	60	1,411	8
PIMCO Global Advantage® Strategy Bond Fund	498	1,056	(45)	1	11	1,521	36
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	953	1,880	(415)	(178)	258	2,498	90
PIMCO Long-Term U.S. Government Fund	0	853	(325)	(33)	(7)	488	69
PIMCO Real Return Fund	527	2,516	0	0	10	3,053	69
PIMCO RealEstateRealReturn Strategy Fund	555	1,645	0	0	96	2,296	253
PIMCO Short-Term Floating NAV Portfolio	1,809	8,705	(4,000)	1	(1)	6,514	5
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	1,203	0	0	45	1,248	22
PIMCO StocksPLUS® Fund	946	4,778	(325)	(5)	300	5,694	181
PIMCO Total Return Fund	878	3,069	0	0	62	4,009	83
Totals	$6,528	$30,877	$(6,163)	$(529)	$1,005	$31,718	$969

ANNUAL REPORT	MARCH 31, 2012	119

Notes to Financial Statements (Cont.)

PIMCO RealRetirement® 2035 Fund

Underlying Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$787	$0	$0	$(15)	$772	$0
PIMCO CommodityRealReturn Strategy Fund®	0	805	(738)	(68)	1	0	70
PIMCO EqS Emerging Markets Fund	0	946	0	0	49	995	2
PIMCO EqS Pathfinder Fund™	0	860	0	0	47	907	4
PIMCO Global Advantage® Strategy Bond Fund	0	862	(478)	(8)	7	383	14
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	390	(111)	(20)	(20)	239	9
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	1,527	0	0	135	1,662	31
PIMCO Long-Term U.S. Government Fund	0	1,086	(257)	(35)	(35)	759	71
PIMCO Real Return Fund	0	1,280	(83)	(1)	(2)	1,194	19
PIMCO RealEstateRealReturn Strategy Fund	0	1,799	0	0	68	1,867	162
PIMCO Short-Term Floating NAV Portfolio	0	9,405	(5,900)	2	0	3,507	5
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	711	0	0	36	747	11
PIMCO StocksPLUS® Fund	0	3,850	0	0	224	4,074	97
PIMCO Total Return Fund	0	920	0	0	14	934	15
Totals	$0	$25,228	$(7,567)	$(130)	$509	$18,040	$510

PIMCO RealRetirement® 2040 Fund

Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$1,464	$0	$0	$(29)	$1,435	$0
PIMCO CommodityRealReturn Strategy Fund®	338	1,272	(1,401)	(348)	139	0	182
PIMCO EqS Emerging Markets Fund	0	1,506	0	0	46	1,552	4
PIMCO EqS Pathfinder Fund™	0	1,326	0	0	54	1,380	8
PIMCO Global Advantage® Strategy Bond Fund	445	1,110	(1,549)	8	(14)	0	30
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	120	(105)	(15)	0	0	1
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	763	2,835	(308)	(152)	314	3,452	103
PIMCO Long-Term U.S. Government Fund	0	1,747	(154)	(21)	(104)	1,468	149
PIMCO Real Return Fund	0	1,230	0	0	(6)	1,224	25
PIMCO RealEstateRealReturn Strategy Fund	553	2,733	0	0	97	3,383	352
PIMCO Short-Term Floating NAV Portfolio	1,507	17,510	(12,400)	5	1	6,623	10
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	2,704	0	0	108	2,812	44
PIMCO StocksPLUS® Fund	614	6,060	(308)	(12)	309	6,663	200
PIMCO Total Return Fund	444	1,150	(304)	(7)	34	1,317	30
Totals	$4,664	$42,767	$(16,529)	$(542)	$949	$31,309	$1,138

PIMCO RealRetirement® 2045 Fund

Underlying Funds	Market Value 02/29/2012	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$136	$0	$0	$(3)	$133	$0
PIMCO CommodityRealReturn Strategy Fund®	0	138	(134)	(4)	0	0	0
PIMCO EqS Emerging Markets Fund	0	153	0	0	(6)	147	0
PIMCO EqS Pathfinder Fund™	0	122	0	0	0	122	0
PIMCO Global Advantage® Strategy Bond Fund	0	122	(120)	(2)	0	0	0
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	342	0	0	(1)	341	6
PIMCO Long-Term U.S. Government Fund	0	145	0	0	(6)	139	1
PIMCO Real Return Fund	0	77	0	0	(1)	76	0

120	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

PIMCO RealRetirement® 2045 Fund (Cont.)

Underlying Funds	Market Value 02/29/2012	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO RealEstateRealReturn Strategy Fund	$0	$327	$0	$0	$(1)	$326	$13
PIMCO Short-Term Floating NAV Portfolio	0	700	(300)	0	0	400	0
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	262	0	0	5	267	2
PIMCO StocksPLUS® Fund	0	693	0	0	17	710	7
PIMCO Total Return Fund	0	92	0	0	0	92	0
Totals	$0	$3,309	$(554)	$(6)	$4	$2,753	$29

PIMCO RealRetirement® 2050 Fund

Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$854	$0	$0	$(17)	$837	$0
PIMCO CommodityRealReturn Strategy Fund®	429	593	(867)	(139)	(16)	0	127
PIMCO EqS Emerging Markets Fund	0	890	(77)	(16)	22	819	2
PIMCO EqS Pathfinder Fund™	0	697	(73)	(11)	18	631	3
PIMCO Global Advantage® Strategy Bond Fund	429	393	(830)	20	(12)	0	18
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,077	1,106	(169)	(52)	45	2,007	84
PIMCO Long-Term U.S. Government Fund	0	857	(79)	2	(24)	756	65
PIMCO Real Return Fund	0	361	(64)	3	4	304	8
PIMCO RealEstateRealReturn Strategy Fund	690	1,194	(56)	(6)	108	1,930	221
PIMCO Short-Term Floating NAV Portfolio	1,606	8,105	(6,200)	3	0	3,514	5
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	1,491	(19)	(4)	66	1,534	28
PIMCO StocksPLUS® Fund	876	2,958	(122)	(14)	156	3,854	108
PIMCO Total Return Fund	353	239	(245)	(6)	16	357	10
Totals	$5,460	$19,738	$(8,801)	$(220)	$366	$16,543	$679

PIMCO RealRetirement® Income and Distribution Fund

Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO CommoditiesPLUS® Strategy Fund	$0	$424	$0	$0	$(8)	$416	$0
PIMCO CommodityRealReturn Strategy Fund®	246	267	(418)	(196)	101	0	73
PIMCO EqS Emerging Markets Fund	0	657	0	0	6	663	2
PIMCO EqS Pathfinder Fund™	0	434	0	0	8	442	3
PIMCO Global Advantage® Strategy Bond Fund	410	392	0	0	7	809	23
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	661	360	(226)	(58)	20	757	44
PIMCO Low Duration Fund	1,420	1,602	(200)	(2)	8	2,828	57
PIMCO Real Return Fund	950	6,140	0	0	43	7,133	161
PIMCO RealEstateRealReturn Strategy Fund	564	298	(199)	(37)	88	714	104
PIMCO Short-Term Floating NAV Portolio	2,109	5,702	(5,100)	1	0	2,712	2
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	87	0	0	3	90	3
PIMCO StocksPLUS® Fund	347	1,657	0	0	86	2,090	58
PIMCO Total Return Fund	1,336	6,130	(309)	(5)	111	7,263	174
Totals	$8,043	$24,150	$(6,452)	$(297)	$473	$25,917	$704

ANNUAL REPORT	MARCH 31, 2012	121

Notes to Financial Statements (Cont.)

PIMCO Global Multi-Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO 0-5 Year High Yield Corporate Bond Index Fund	$0	$6,192	$(6,501)	$309	$0	$0	$94
PIMCO CommodityRealReturn Strategy Fund®	16,508	1,569	(15,870)	(406)	(1,801)	0	1,569
PIMCO Emerging Local Bond Fund	190,953	19,971	0	0	392	211,316	9,815
PIMCO Emerging Markets Bond Fund	79,726	3,939	(8,200)	(250)	4,204	79,419	3,893
PIMCO Emerging Markets Corporate Bond Fund	208,498	15,151	0	0	(639)	223,010	9,842
PIMCO Emerging Markets Currency Fund	42,053	77,004	0	0	(5,122)	113,935	1,652
PIMCO EqS Dividend Fund	0	56,550	0	0	(194)	56,356	0
PIMCO EqS Emerging Markets Fund	54,010	243,316	0	0	(15,117)	282,209	805
PIMCO EqS Pathfinder Fund™	344,468	208,409	0	0	(842)	552,035	3,582
PIMCO Global Advantage® Strategy Bond Fund	311,696	7,651	(172,480)	4,138	4,895	155,900	7,484
PIMCO Global Bond Fund (Unhedged)	60,421	3,403	0	0	1,647	65,471	3,379
PIMCO Investment Grade Corporate Bond Fund	74,174	1,315	(76,824)	1,891	(556)	0	1,494
PIMCO Investment Grade Corporate Bond Index Fund	39,494	0	(9,275)	(22)	2,093	32,290	1,199
PIMCO Long-Term U.S. Government Fund	0	189,015	(47,394)	2,243	(19,318)	124,546	15,931
PIMCO Real Return Fund	0	5,092	(5,287)	195	0	0	95
PIMCO RealEstateRealReturn Strategy Fund	9,478	2,020	0	0	789	12,287	1,950
PIMCO Short-Term Floating NAV Portfolio	16,078	190,432	(89,800)	(2)	0	116,708	32
PIMCO StocksPLUS® Fund	654,447	168,120	(32,160)	(4,734)	(13,555)	772,118	43,542
PIMCO Total Return Fund	147,977	153,764	(10,000)	(221)	2,622	294,142	9,613
PIMCO Unconstrained Bond Fund	147,328	20,769	(20,000)	(381)	(1,661)	146,055	3,719
Totals	$2,397,309	$1,373,682	$(493,791)	$2,760	$(42,163)	$3,237,797	$119,690

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

122	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$20,469,928	$13,603,144
PIMCO All Asset All Authority Fund	0	0	21,022,628	9,959,216
PIMCO RealRetirement® 2015 Fund	0	0	18,508	1,866
PIMCO RealRetirement® 2020 Fund	400	1,200	34,007	3,714
PIMCO RealRetirement® 2025 Fund	0	0	21,095	2,484
PIMCO RealRetirement® 2030 Fund	0	0	23,320	2,598
PIMCO RealRetirement® 2035 Fund	0	0	16,844	2,047
PIMCO RealRetirement® 2040 Fund	0	0	27,454	5,364
PIMCO RealRetirement® 2045 Fund	0	0	2,869	255
PIMCO RealRetirement® 2050 Fund	0	0	12,515	3,125
PIMCO RealRetirement® Income and Distribution Fund	303	503	18,745	1,608
PIMCO Global Multi-Asset Fund	1,937,159	1,759,749	4,900,766	3,159,034

12. LINE OF CREDIT

On November 24, 2008, the AAAA Fund entered into a revolving credit agreement with State Street Bank & Trust Company. Under this agreement, there is a maximum available commitment amount equal to $6,580,600,000. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31, 2012 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of March 31, 2012, the AAAA Fund was paying interest at 1.664%. Program facility, upfront and interest fees paid by the Fund in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2012 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Oustanding Principal as of 03/31/2012
$4,183,610	$4,183,610	$64,319	$3,196	$6,580,600

ANNUAL REPORT	MARCH 31, 2012	123

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	711,650	$8,678,750	468,652	$5,738,177	468,801	$5,015,191	315,576	$3,437,360
Class P	47,094	571,862	37,202	455,187	188,780	2,019,198	129,205	1,394,829
Administrative Class	11,997	145,603	10,235	125,629	0	0	0	0
Class D	37,462	456,743	43,984	535,617	76,560	813,573	64,762	700,977
Class A	56,585	685,791	67,933	826,551	178,877	1,904,045	165,979	1,793,711
Class B	405	4,894	999	11,993	0	0	0	0
Class C	41,751	500,979	48,987	590,096	117,303	1,237,195	103,170	1,108,354
Class R	3,437	41,498	3,546	42,975	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	101,880	1,200,243	81,649	984,629	41,847	427,724	20,518	218,378
Class P	3,421	40,217	1,407	16,994	10,547	107,556	3,211	34,153
Administrative Class	1,783	20,935	1,387	16,698	0	0	0	0
Class D	4,390	51,399	3,013	36,171	7,332	74,214	3,113	32,900
Class A	9,516	111,158	7,565	90,626	19,044	193,465	9,430	99,827
Class B	241	2,794	426	5,059	0	0	0	0
Class C	6,767	78,020	5,379	63,770	11,750	117,846	4,940	51,844
Class R	356	4,124	162	1,933	0	0	0	0
Cost of shares redeemed
Institutional Class	(330,271)	(3,993,117)	(264,510)	(3,237,482)	(180,412)	(1,902,872)	(99,344)	(1,066,500)
Class P	(19,383)	(234,049)	(10,352)	(126,566)	(69,976)	(741,351)	(30,526)	(328,563)
Administrative Class	(6,238)	(75,104)	(3,854)	(46,898)	0	0	0	0
Class D	(29,471)	(352,926)	(20,741)	(252,973)	(35,453)	(372,856)	(35,883)	(385,611)
Class A	(45,685)	(549,542)	(31,793)	(385,881)	(101,522)	(1,073,668)	(59,369)	(637,260)
Class B	(3,759)	(45,242)	(6,659)	(79,747)	0	0	0	0
Class C	(25,388)	(301,123)	(17,825)	(213,759)	(32,813)	(342,035)	(18,157)	(192,484)
Class R	(1,066)	(12,758)	(763)	(9,320)	0	0	0	0
Net increase resulting from Fund share transactions	577,474	$7,031,149	426,029	$5,189,479	700,665	$7,477,225	576,625	$6,261,915

124	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

PIMCO RealRetirement® 2015 Fund (1)		PIMCO RealRetirement® 2020 Fund				PIMCO RealRetirement® 2025 Fund (2)		PIMCO RealRetirement® 2030 Fund
Period from 06/30/2011 to 03/31/2012		Year Ended 03/31/2012		Year Ended 03/31/2011		Period from 06/30/2011 to 03/31/2012		Year Ended 03/31/2012		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,165	$11,582	2,250	$18,387	158	$1,319	1,397	$13,626	1,265	$9,645	66	$516
1	10	1	10	0	0	1	10	1	10	0	0
1,017	10,067	2,338	19,351	80	676	1,304	12,610	2,263	17,174	0	0
38	372	181	1,483	181	1,493	33	327	215	1,645	87	688
178	1,784	233	1,885	149	1,223	67	654	191	1,445	79	620
0	0	0	0	0	0	0	0	0	0	0	0
22	218	64	520	120	989	5	47	85	648	113	882
1	10	49	398	45	365	8	81	89	678	8	65

19	183	78	625	34	278	27	256	52	393	39	306
0	0	0	0	0	0	0	0	0	0	0	0
12	115	43	350	2	14	23	228	46	340	0	1
0	4	13	100	11	89	1	4	10	76	10	76
1	9	12	92	11	87	1	7	6	49	6	45
0	0	0	0	0	0	0	0	0	0	0	0
0	1	4	35	5	44	0	1	7	50	10	79
0	0	3	22	5	41	0	0	1	5	2	13

(315)	(3,115)	(688)	(5,659)	(33)	(266)	(394)	(3,833)	(523)	(4,040)	(53)	(417)
0	0	0	0	0	0	0	0	0	0	0	0
(150)	(1,490)	(306)	(2,553)	(41)	(329)	(107)	(1,064)	(160)	(1,236)	0	0
0	0	(98)	(802)	(92)	(753)	(2)	(19)	(97)	(752)	(46)	(358)
(15)	(149)	(117)	(950)	(37)	(302)	(9)	(88)	(30)	(229)	(39)	(302)
0	0	0	0	0	0	0	0	0	0	0	0
(1)	(10)	(64)	(529)	(52)	(426)	0	0	(94)	(719)	(51)	(394)
0	0	(60)	(478)	(15)	(119)	0	0	(63)	(480)	(2)	(20)
1,973	$19,591	3,936	$32,287	531	$4,423	2,355	$22,847	3,264	$24,702	229	$1,800

ANNUAL REPORT	MARCH 31, 2012	125

Notes to Financial Statements (Cont.)

	PIMCO RealRetirement® 2035 Fund (1)		PIMCO RealRetirement® 2040 Fund				PIMCO RealRetirement® 2045 Fund (3)(6)
	Period from 06/30/2011 to 03/31/2012		Year Ended 03/31/2012		Year Ended 03/31/2011		Period from 02/29/2012 to 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	925	$8,959	1,055	$7,825	37	$295	300	$3,000
Class P	1	10	1	10	0	0	1	10
Administrative Class	1,203	11,364	2,821	20,848	0	0	1	10
Class D	12	115	209	1,572	40	309	1	10
Class A	4	40	176	1,297	133	1,023	1	10
Class B	0	0	0	0	0	0	0	0
Class C	8	75	23	171	5	38	1	10
Class R	4	43	115	838	12	94	1	10
Issued as reinvestment of distributions
Institutional Class	30	276	52	374	45	345	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	17	152	70	502	0	1	0	0
Class D	0	2	7	50	6	47	0	0
Class A	0	1	8	60	5	38	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	1	1	8	0	4	0	0
Class R	0	0	4	25	4	33	0	0
Cost of shares redeemed
Institutional Class	(100)	(958)	(569)	(4,278)	(35)	(275)	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	(139)	(1,317)	(105)	(780)	0	0	0	0
Class D	(1)	(10)	(68)	(514)	(13)	(103)	0	0
Class A	0	0	(84)	(629)	(14)	(108)	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	(2)	(20)	(2)	(14)	0	0
Class R	0	0	(19)	(136)	(43)	(333)	0	0
Net increase resulting from Fund share transactions	1,964	$18,753	3,695	$27,223	180	$1,394	306	$3,060

(1)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 16% of the Fund.
(2)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 13% of the Fund.
(3)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 99% of the Fund.
(4)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 19% of the Fund.
(5)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 12% of the Fund.
(6)

Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

126	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

PIMCO RealRetirement® 2050 Fund (4)				PIMCO RealRetirement® Income and Distribution Fund (5)				PIMCO Global Multi-Asset Fund
Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

308	$2,351	32	$264	1,019	$8,731	152	$1,293	115,613	$1,338,405	86,614	$1,009,227
1	10	0	0	14	116	0	0	56,500	655,373	33,924	393,691
1,030	7,678	0	0	962	8,191	2	10	250	2,836	0	0
386	2,951	343	2,786	218	1,854	56	478	12,383	143,483	14,256	163,388
102	769	20	161	395	3,357	287	2,463	52,478	609,829	51,934	600,157
0	0	0	0	0	0	0	0	0	0	0	0
10	79	15	117	121	1,026	51	437	33,478	385,490	35,538	406,035
38	286	2	13	21	181	2	21	915	10,537	926	10,687

33	242	42	335	42	350	36	308	11,311	124,615	5,974	69,232
0	0	0	0	0	0	0	0	2,223	24,421	665	7,707
18	134	0	1	17	143	0	1	0	1	0	0
20	144	14	113	5	45	2	21	1,215	13,321	833	9,612
3	23	2	12	21	179	12	103	5,357	58,727	3,300	38,065
0	0	0	0	0	0	0	0	0	0	0	0
2	10	2	15	5	46	3	24	2,908	31,461	1,579	18,064
1	7	0	3	1	5	1	7	78	848	27	313

(60)	(461)	(14)	(115)	(496)	(4,236)	(88)	(751)	(61,051)	(704,684)	(32,217)	(366,233)
0	0	0	0	(13)	(107)	0	0	(19,251)	(219,747)	(7,401)	(85,115)
(143)	(1,086)	0	0	(155)	(1,322)	0	0	(38)	(429)	0	0
(291)	(2,229)	(57)	(469)	(85)	(722)	(45)	(379)	(10,642)	(122,387)	(7,471)	(85,219)
(29)	(224)	(6)	(47)	(62)	(529)	(45)	(379)	(34,731)	(398,962)	(18,393)	(209,917)
0	0	0	0	0	0	0	0	0	0	0	0
(9)	(74)	(2)	(12)	(21)	(177)	(10)	(85)	(14,132)	(160,274)	(7,000)	(79,618)
(3)	(23)	(1)	(11)	0	(4)	(11)	(93)	(228)	(2,603)	(82)	(951)
1,417	$10,587	392	$3,166	2,009	$17,127	405	$3,479	154,636	$1,790,261	163,006	$1,899,125

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months

The Funds may gain exposure to the commodities markets primarily though index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

ANNUAL REPORT	MARCH 31, 2012	127

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral (5)
PIMCO All Asset Fund	$0	$0	$604,243	$0	$(1,608,774)	$(135,350)	$0
PIMCO All Asset All Authority Fund	3,508	0	30,682	0	(223,854)	0	0
PIMCO RealRetirement® 2015 Fund	108	0	216	0	(12)	(257)	0
PIMCO RealRetirement® 2020 Fund	316	0	299	0	0	(875)	0
PIMCO RealRetirement® 2025 Fund	123	0	586	0	(18)	(332)	0
PIMCO RealRetirement® 2030 Fund	236	0	453	0	0	(938)	0
PIMCO RealRetirement® 2035 Fund	138	0	477	0	(362)	0	0
PIMCO RealRetirement® 2040 Fund	305	0	315	0	0	(906)	0
PIMCO RealRetirement® 2045 Fund	28	0	0	0	(31)	0	0
PIMCO RealRetirement® 2050 Fund	182	0	(134)	0	(82)	(442)	0
PIMCO RealRetirement® Income and Distribution Fund	246	0	(42)	0	0	(514)	0
PIMCO Global Multi-Asset Fund	0	14,794	51,198	(9,088)	0	(42,254)	(5,949)

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through March 31, 2012, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2011 through March 31, 2012 and Ordinary losses realized during the period January 1, 2012 through March 31, 2012, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

128	PIMCO ASSET ALLOCATION FUNDS

March 31, 2012

As of March 31, 2012, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	2013	2014	2015	2016	2017	2018	2019
PIMCO All Asset Fund	$0	$0	$0	$0	$0	$1,608,774	$0
PIMCO RealRetirement® 2050 Fund	0	0	0	0	0	82	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Note that post-enactment losses must be used before pre-enactment losses are used. As of March 31, 2012, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO All Asset All Authority Fund	$170,131	$53,723
PIMCO RealRetirement® 2015 Fund*	9	3
PIMCO RealRetirement® 2025 Fund*	11	7
PIMCO RealRetirement® 2035 Fund*	280	82
PIMCO RealRetirement® 2045 Fund*	16	15

(6)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gains subject to certain limitations.

As of March 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO All Asset Fund	$26,940,234	$782,118	$(177,874)	$604,244
PIMCO All Asset All Authority Fund	25,728,817	385,223	(354,541)	30,682
PIMCO RealRetirement® 2015 Fund	19,422	277	(80)	197
PIMCO RealRetirement® 2020 Fund	42,989	559	(328)	231
PIMCO RealRetirement® 2025 Fund	22,666	666	(128)	538
PIMCO RealRetirement® 2030 Fund	32,395	564	(199)	365
PIMCO RealRetirement® 2035 Fund	18,332	575	(153)	422
PIMCO RealRetirement® 2040 Fund	32,548	526	(311)	215
PIMCO RealRetirement® 2045 Fund	2,891	22	(23)	(1)
PIMCO RealRetirement® 2050 Fund	17,560	268	(455)	(187)
PIMCO RealRetirement® Income and Distribution Fund	26,136	269	(333)	(64)
PIMCO Global Multi-Asset Fund	5,863,619	120,623	(95,458)	25,165

(7)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2012	129

Notes to Financial Statements (Cont.)

March 31, 2012

For the fiscal years ended March 31, 2012 and March 31, 2011, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2012			March 31, 2011
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital
PIMCO All Asset Fund	$1,710,217	$0	$0	$1,367,522	$0	$0
PIMCO All Asset All Authority Fund	1,162,957	4	0	536,951	23,883	0
PIMCO RealRetirement® 2015 Fund	312	0	0	N/A	N/A	N/A
PIMCO RealRetirement® 2020 Fund	1,082	134	0	588	0	0
PIMCO RealRetirement® 2025 Fund	496	0	0	N/A	N/A	N/A
PIMCO RealRetirement® 2030 Fund	874	52	0	534	0	0
PIMCO RealRetirement® 2035 Fund	432	0	0	N/A	N/A	N/A
PIMCO RealRetirement® 2040 Fund	989	50	0	471	0	0
PIMCO RealRetirement® 2045 Fund	0	0	0	N/A	N/A	N/A
PIMCO RealRetirement® 2050 Fund	561	0	0	573	0	0
PIMCO RealRetirement® Income and Distribution Fund	647	133	0	479	0	0
PIMCO Global Multi-Asset Fund	282,942	27,118	0	164,195	15,542	0

(8)	Includes short-term capital gains, if any, distributed.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

130	PIMCO ASSET ALLOCATION FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO RealRetirement® 2040 Fund, PIMCO RealRetirement® 2045 Fund, PIMCO RealRetirement® 2050 Fund, PIMCO RealRetirement® Income and Distribution Fund and PIMCO Global Multi-Asset Fund (twelve series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO All Asset All Authority Fund and the financial highlights of the Funds for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO Global Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

ANNUAL REPORT	MARCH 31, 2012	131

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HUF	Hungarian Forint	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
CME	Chicago Mercantile Exchange

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	SPDR	Standard & Poor’s Depository Receipts
ETN	Exchange Traded Notes	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

132	PIMCO ASSET ALLOCATION FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2012) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO All Asset Fund	0.76%	0.87%	$385,341	$0
PIMCO All Asset All Authority Fund	0.86%	0.99%	249,365	0
PIMCO RealRetirement® 2015 Fund	0.54%	1.28%	67	0
PIMCO RealRetirement® 2020 Fund	0.55%	1.47%	226	0
PIMCO RealRetirement® 2025 Fund	0.72%	1.85%	0	0
PIMCO RealRetirement® 2030 Fund	0.56%	1.49%	134	0
PIMCO RealRetirement® 2035 Fund	0.53%	1.44%	91	0
PIMCO RealRetirement® 2040 Fund	0.45%	1.22%	112	0
PIMCO RealRetirement® 2045 Fund	0.00%	0.00%	0	0
PIMCO RealRetirement® 2050 Fund	0.38%	1.03%	12	0
PIMCO RealRetirement® Income and Distribution Fund	0.47%	1.00%	150	0
PIMCO Global Multi-Asset Fund	0.66%	1.55%	47,280	46,889

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

ANNUAL REPORT	MARCH 31, 2012	133

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management L.P.	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

134	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO and Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2012	135

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transaction with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

136	PIMCO ASSET ALLOCATION FUNDS

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO RealRetirement® 2045 Fund

(Unaudited)

On November 8, 2011, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) and the Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of PIMCO RealRetirement® 2045 Fund, a new series of the Trust (the “New Fund”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. Information Received

(a) Materials Reviewed: The Trustees received a wide variety of materials relating to the services to be provided by PIMCO. The Board reviewed information relating to proposed fund operations, including the New Fund’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Fund. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Fund.

(b) Review Process: In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, its Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the New Fund and its shareholders.

(b) Other Services: The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Fund under the Agreements.

The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure supervisory and administrative services and bears the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives in the market. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Fund and its shareholders.

3. Investment Performance

As the New Fund had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

ANNUAL REPORT	MARCH 31, 2012	137

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO RealRetirement® 2045 Fund (Cont.)

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for the New Fund, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to current and potential investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Fund’s total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Fund’s total expenses to be reasonable.

At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with similar investment strategies to the New Fund; therefore, the Board did not consider the fees charged by PIMCO to comparable separate accounts.

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable. The Board concluded that the New Fund’s proposed supervisory and administrative fee is reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to the New Fund and its shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels, in effect, setting the fees as if the New Fund was already at scale.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of the New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of the New Fund exceeds 0.49 basis points in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreements would likely benefit the New Fund and its shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

As the New Fund is newly organized, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the New Fund’s overall expense ratio).

The Board concluded that the New Fund’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Fund, to the benefit of the New Fund’s shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Fund’s Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

138	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

7. Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the New Fund and its shareholders, that the New Fund’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the New Fund, and that the approval of the Agreements was in the best interests of the New Fund and its shareholders.

ANNUAL REPORT	MARCH 31, 2012	139

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3001AR_033112

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2012

Credit Bond Funds

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Long-Term Credit Fund

PIMCO Senior Floating Rate Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Statement of Cash Flows		38
Notes to Financial Statements		149
Report of Independent Registered Public Accounting Firm		169
Glossary		170
Federal Income Tax Information		171
Management of the Trust		172
Privacy Policy		174

Fund	Fund Summary	Schedule of Investments

PIMCO Convertible Fund	6	39
PIMCO Credit Absolute Return Fund	7	47
PIMCO Diversified Income Fund	8	54
PIMCO Floating Income Fund	9	73
PIMCO High Yield Fund	10	90
PIMCO High Yield Spectrum Fund	11	103
PIMCO Income Fund	12	111
PIMCO Long-Term Credit Fund	13	131
PIMCO Senior Floating Rate Fund	14	145

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

During the reporting period, market volatility reached a state of heightened intensity brought on by a number of diverse yet inter-related events. In response, investors oscillated between being either “risk on” or “risk off” throughout the period, which further contributed to overall market volatility. The European sovereign debt crisis, in particular, amplified global concerns over a Greek default, systemic contagion to the rest of the region and the negative impact such a sovereign default (or defaults) would have on the global banking sector. The European Central Bank initiated a number of long-term debt refinancing programs, via large injections of liquidity, to help contain the crisis and stabilize the European banking system. Nonetheless, several Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, which led to sovereign debt downgrades by the major rating agencies.

In early March, Greece completed an orderly debt swap with private creditors and worked towards restructuring the majority of its public debt. The European Union, via the European Central Bank, agreed to provide Greece with billions of euros in financing over time to help recapitalize Greek banks and support the government. This “organized Greek default” (orchestrated via coordinated efforts globally) contributed to improved investor confidence. However, we believe the European sovereign debt crisis is far from over and should remain a factor causing continued sovereign credit market downside. The Eurozone crisis highlights a number of problems facing many European countries, in which peripheral (and in some cases central) European economies suffer from a loss of competitiveness, negative demographics, currency rigidity, and high sovereign debt levels.

Within the U.S., polarization in Washington led to political theatrics over the debt ceiling debate. At its most recent conclusion, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s, highlighting the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Expanded quantitative easing policies by the Federal Reserve helped provide needed stimulus to a struggling economy and better than expected automobile and manufacturing output provided signs of modest improvement for the U.S. economy. In addition, the overall rate of U.S. unemployment declined over the period, which was an encouraging development though far from being at a level near full employment.

Finally, ongoing social unrest and political uncertainty in the Middle East and North Africa caused instability in the region. The uprising in Syria and Iran’s “saber rattling” in response to Western economic sanctions continue to cause concern worldwide. Most troublesome, the rising tension between Iran and Israel exerted upward pressure on oil prices at a time when the global economy is beginning to show clear signs of slowdown from its 2009-2011 cyclic uptick.

The heightened unpredictability inherent in the markets today present investors with an unusual set of global dynamics that exhibit both increased risks and challenges but also potential opportunities. We believe that such unpredictability can translate into strategies that are generally defensive in nature yet are also flexible enough to be offensive as investment opportunities arise globally. Investor paralysis has never been a legitimate investment option.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower (and prices therefore higher) as investors favored higher quality assets due primarily to ongoing concerns over the European sovereign debt crisis. The yield on the benchmark ten-year U.S. Treasury note yielded 2.21%, or 1.26% lower than on March 31, 2011. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the European Central Bank reduced its main policy rate to 1.00%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.71% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a return of 12.20%, as represented by the Barclays Capital U.S. TIPS Index. TIPS gained on lower real yields across the maturity curve, as shorter maturity real yields fell significantly due to rising crude oil prices towards the latter part of the period. Longer-dated real yields rallied

2	PIMCO CREDIT BOND FUNDS

following “Operation Twist” as well as due to strong institutional demand for the asset class. TIPS outperformed nominal U.S. Treasuries; while real and nominal yields rallied fairly in-line with each other, TIPS benefited from strong inflation accruals as inflation ran close to 3% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries due to healthy demand from investors (namely banks, money managers, real estate investment trusts (“REITs”), and non-U.S. institutions) as well as from diminished fears of a widespread refinancing wave. Commercial mortgage-backed securities (“CMBS”) also outperformed like-duration U.S. Treasuries amid strong investor demand for high-quality spread investments.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns over the period. The positive returns were largely driven by heavy inflows into the market on declining investor concerns over widespread municipal defaults. Municipal returns were also supported by a relatively light new-issue calendar over the period. Demand for BABs remained strong as these securities continue to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Investor risk sentiment changed periodically during the reporting period. When risk appetite did emerge, emerging market (“EM”) local sovereign debt and local currencies performed well. However, the period was predominately risk-off, driven largely by the European sovereign debt crisis, and U.S. dollar-denominated EM sovereign debt therefore outperformed other EM asset classes over the entire reporting period as investors sought some relative safety. Each EM fixed income asset class posted positive returns over the period except for EM currencies, which tend to be most responsive to changes in global risk sentiment.

■

U.S. equities, as measured by the S&P 500 Index, returned 8.54% due to increased investor risk appetite towards the latter part of the period. However, global equities, as represented by the MSCI World Index, returned 0.56%, and overall performance was impacted by investor concerns over the European sovereign debt crisis. Similar concerns also impacted returns of emerging market equities, as measured by the MSCI Emerging Markets Index, which declined 8.80% for the period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2012

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO CREDIT BOND FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Convertible Fund	03/31/99	03/31/99	11/19/10	08/01/00	05/02/11	05/31/11	—	05/31/11	—
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	—	08/31/11	08/31/11
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO Floating Income Fund	07/30/04	07/30/04	04/30/08	12/31/05	07/30/04	07/30/04	—	09/30/04	—
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	01/16/95	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	—	09/15/10	—
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	—	03/30/07	03/30/07
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	—
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	—	04/29/11	04/29/11

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2012	5

PIMCO Convertible Fund

Institutional Class - PFCIX	Class D - PCVDX
Class P - PCVPX	Class A - PACNX
Administrative Class - PFCAX	Class C - PCCNX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Industrials	60.7%
Convertible Preferred Securities	11.9%
Banking & Finance	10.0%
Short-Term Instruments	8.2%
Common Stocks	4.5%
Other	4.7%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	1.21%	4.02%	6.80%	6.74%
PIMCO Convertible Fund Class P	1.10%	3.92%	6.70%	6.63%
PIMCO Convertible Fund Administrative Class	0.90%	3.76%	6.48%	6.46%
PIMCO Convertible Fund Class D	0.87%	3.62%	6.38%	6.32%
PIMCO Convertible Fund Class A	0.86%	3.62%	6.38%	6.32%
PIMCO Convertible Fund Class A (adjusted)	-4.70%	2.45%	5.78%	5.86%
PIMCO Convertible Fund Class C	0.01%	2.83%	5.58%	5.52%
PIMCO Convertible Fund Class C (adjusted)	-0.96%	2.83%	5.58%	5.52%
BofA Merrill Lynch All Convertibles Index	-0.53%	3.59%	6.01%	5.56%
Lipper Convertible Securities Funds Average	-2.63%	3.09%	5.66%	6.25%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.66% for Institutional Class shares, 0.76% for Class P shares, 0.91% for Administrative Class shares, 1.06% for Class D shares, 1.06% for Class A shares, and 1.81% for Class C shares.

Portfolio Insights

»

The PIMCO Convertible Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the technology sector contributed to performance as the sector outperformed the broader convertible market over the reporting period.

»	An underweight to transportation services contributed to returns as the sector underperformed the broader convertible market during the reporting period.

»	An underweight to industrials tied to construction and manufacturing contributed to performance as the sector underperformed the broader convertible market during the reporting period.

»	An overweight allocation to utilities benefited performance as the sector outperformed the broader convertible market during the reporting period.

»	An underweight to the healthcare sector detracted from performance as the sector outperformed the broader convertible market during the reporting period.

»

An underweight to equity market beta, defined as the measure of sensitivity of convertible bond prices to changes in the underlying equity prices, detracted from performance as U.S. equity markets posted positive returns during the reporting period.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX	Class R - PRCRX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	42.7%
Short-Term Instruments	36.2%
Bank Loan Obligations	16.9%
U.S. Treasury Obligations	2.2%
Mortgage-Backed Securities	1.6%
Other	0.4%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	2.15%
PIMCO Credit Absolute Return Fund Class P	2.19%
PIMCO Credit Absolute Return Fund Class D	2.01%
PIMCO Credit Absolute Return Fund Class A	1.95%
PIMCO Credit Absolute Return Fund Class A (adjusted)	-1.88%
PIMCO Credit Absolute Return Fund Class C	1.47%
PIMCO Credit Absolute Return Fund Class C (adjusted)	0.47%
PIMCO Credit Absolute Return Fund Class R	1.83%
3 Month USD LIBOR Index	0.25%
Lipper Absolute Return Funds Average	0.71%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.91% for Institutional Class shares, 1.01% for Class P shares, 1.31% for Class D shares, 1.31% for Class A shares, 2.06% for Class C shares, and 1.56% for Class R shares.

Portfolio Insights

»

The PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time.

»	The Fund commenced operations on August 31, 2011.

»	An allocation to local Brazilian interest rates benefited performance as rates trended lower during the period since the Fund’s inception.

»	An allocation to the banking sector benefited performance as the sector posted positive returns during the period since the Fund’s inception.

»	Security selection in natural gas pipelines detracted from performance as the sector posted negative returns during the period since the Fund’s inception.

»	An allocation to the independent exploration and production energy sector benefited performance as the sector posted positive returns during the period since the Fund’s inception.

»	Exposure to retailers detracted from performance as these issuers posted negative returns during the period since the Fund’s inception.

ANNUAL REPORT	MARCH 31, 2012	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class A - PDVAX
Class P - PDVPX	Class B - PDVBX
Administrative Class - PDAAX	Class C - PDICX
Class D - PDVDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	52.5%
Sovereign Issues	16.4%
Short-Term Instruments	8.2%
U.S. Treasury Obligations	7.6%
Mortgage-Backed Securities	4.5%
Other	10.8%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	6.99%	7.79%	8.46%
PIMCO Diversified Income Fund Class P	6.88%	7.68%	8.35%
PIMCO Diversified Income Fund Administrative Class	6.72%	7.52%	8.19%
PIMCO Diversified Income Fund Class D	6.56%	7.36%	8.01%
PIMCO Diversified Income Fund Class A	6.56%	7.36%	8.02%
PIMCO Diversified Income Fund Class A (adjusted)	2.57%	6.54%	7.54%
PIMCO Diversified Income Fund Class B	5.77%	6.56%	7.28%
PIMCO Diversified Income Fund Class B (adjusted)	2.27%	6.48%	7.28%
PIMCO Diversified Income Fund Class C	5.77%	6.56%	7.22%
PIMCO Diversified Income Fund Class C (adjusted)	4.77%	6.56%	7.22%
Barclays Capital Global Credit Hedged USD Index	7.58%	5.92%	5.84%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	9.12%	7.40%	8.02%
Lipper Multi-Sector Income Funds Average	5.07%	6.05%	6.66%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.75% for Institutional Class shares, 0.85% for Class P shares, 1.00% for Administrative Class shares, 1.15% for Class D shares, 1.15% for Class A shares, 1.90% for Class B shares, and 1.90% for Class C shares.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overall underweight allocation to global high yield bonds benefited relative performance as the BofA Merrill Lynch Global High Yield BB-B Rated 2 percent Constrained Index underperformed the Fund’s blended secondary benchmark index.

»	A curve-steepening bias negatively affected the Fund’s performance as the U.S. Treasury yield curve flattened during the reporting period.

»

An underweight to the lower quality insurance sector benefited relative performance as this sector, within the global high yield corporate bond universe, lagged the overall high yield corporate bond market.

»

An overweight allocation to investment grade banking credits detracted from relative performance as banking bonds within the credit component of the Barclays Capital Global Aggregate Credit Index underperformed the overall global investment grade credit market, as represented by the Barclays Capital Global Aggregate Credit Index.

»	A tactical exposure to Brazilian local rates added to relative performance as rates fell in Brazil during the reporting period.

»	The Fund’s tactical exposure to the euro, via a short positioning, benefited relative performance as the euro depreciated against the U.S. dollar during the reporting period.

»	An overweight to emerging market (“EM”) corporate bonds detracted from relative performance as EM corporate bonds underperformed EM sovereign bonds during the reporting period.

8	PIMCO CREDIT BOND FUNDS

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class D - PFIDX
Class P - PFTPX	Class A - PFIAX
Administrative Class - PFTAX	Class C - PFNCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	62.9%
Sovereign Issues	12.0%
Short-Term Instruments	11.6%
Bank Loan Obligations	4.1%
Mortgage-Backed Securities	3.8%
Other	5.6%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	-0.70%	1.72%	3.67%
PIMCO Floating Income Fund Class P	-0.80%	1.62%	3.56%
PIMCO Floating Income Fund Administrative Class	-0.96%	1.47%	3.41%
PIMCO Floating Income Fund Class D	-1.09%	1.32%	3.25%
PIMCO Floating Income Fund Class A	-1.09%	1.31%	3.25%
PIMCO Floating Income Fund Class A (adjusted)	-3.31%	0.86%	2.94%
PIMCO Floating Income Fund Class C	-1.39%	1.01%	2.92%
PIMCO Floating Income Fund Class C (adjusted)	-2.34%	1.01%	2.92%
3 Month USD LIBOR Index	0.37%	1.85%	2.59%	*
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	-0.93%	-0.08%	2.05%	*
Lipper Loan Participation Funds Average	2.87%	2.38%	3.34%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overall underweight allocation to global high yield bonds benefited relative performance as the BofA Merrill Lynch Global High Yield BB-B Rated 2 percent Constrained Index underperformed the Fund’s blended secondary benchmark index.

»	A curve-steepening bias detracted from performance as the U.S. Treasury yield curve flattened during the reporting period.

»	A tactical exposure to Brazilian local rates added to relative performance as rates fell in Brazil during the reporting period.

»

An overweight allocation to investment grade banking credits detracted from relative performance as banking bonds, within the credit component of the Barclays Capital Global Aggregate Credit Index, underperformed the overall global investment grade credit market, as represented by the Barclays Capital Global Aggregate Credit Index.

»	Currency strategies designed to benefit from a depreciation of the euro benefited relative performance as the euro weakened versus the U.S. dollar during the reporting period.

»	An overweight to emerging market (“EM”) corporate bonds detracted from relative performance as EM corporate bonds underperformed EM sovereign bonds during the reporting period.

»	An allocation to commercial mortgage-backed securities (“CMBS”) positively contributed to relative performance as CMBS outperformed similarly rated global credit bonds during the reporting period.

ANNUAL REPORT	MARCH 31, 2012	9

PIMCO High Yield Fund

Institutional Class - PHIYX	Class A - PHDAX
Class P - PHLPX	Class B - PHDBX
Administrative Class - PHYAX	Class C - PHDCX
Class D - PHYDX	Class R - PHYRX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	77.7%
Short-Term Instruments	16.2%
Bank Loan Obligations	4.0%
Sovereign Issues	0.7%
Mortgage-Backed Securities	0.6%
Other	0.8%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	5.74%	6.85%	8.13%	8.30%
PIMCO High Yield Fund Class P	5.63%	6.73%	8.02%	8.19%
PIMCO High Yield Fund Administrative Class	5.47%	6.58%	7.87%	8.04%
PIMCO High Yield Fund Class D	5.37%	6.46%	7.73%	7.88%
PIMCO High Yield Fund Class A	5.37%	6.46%	7.73%	7.89%
PIMCO High Yield Fund Class A (adjusted)	1.42%	5.65%	7.31%	7.64%
PIMCO High Yield Fund Class B	4.58%	5.67%	7.16%	7.61%
PIMCO High Yield Fund Class B (adjusted)	1.14%	5.59%	7.16%	7.61%
PIMCO High Yield Fund Class C	4.58%	5.67%	6.93%	7.10%
PIMCO High Yield Fund Class C (adjusted)	3.60%	5.67%	6.93%	7.10%
PIMCO High Yield Fund Class R	5.11%	6.20%	7.46%	7.62%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	6.19%	7.23%	8.22%	7.72%	*
Lipper High Current Yield Funds Average	4.64%	5.69%	7.46%	6.55%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The PIMCO High Yield Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	In general, relative performance came under pressure due to exposure to European issuers as uncertainty from the region caused risk assets to underperform higher quality assets.

»	An overweight to cable/pay TV credits benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An overweight to banks detracted from returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An overweight to chemicals benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	Security selection within financials detracted from returns as European banks underperformed the broader high yield bond market during the reporting period.

»	Security selection in packaging benefited returns as select issuers reported strong operating results.

10	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	82.3%
Short-Term Instruments	15.4%
Bank Loan Obligations	1.9%
Preferred Securities	0.3%
Convertible Bonds & Notes	0.1%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	5.78%	9.85%
PIMCO High Yield Spectrum Fund Class P	5.68%	9.75%
PIMCO High Yield Spectrum Fund Class D	5.41%	9.46%
PIMCO High Yield Spectrum Fund Class A	5.42%	9.46%
PIMCO High Yield Spectrum Fund Class A (adjusted)	1.47%	6.78%
PIMCO High Yield Spectrum Fund Class C	4.63%	8.65%
PIMCO High Yield Spectrum Fund Class C (adjusted)	3.65%	8.65%
BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	6.18%	9.00%
Lipper High Current Yield Funds Average	4.64%	7.97%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.60% for Institutional Class shares, 0.70% for Class P shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.70% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	In general, relative performance came under pressure due to exposure to European issuers as uncertainty from the region caused risk assets to underperform higher quality assets.

»	An overweight to cable/pay TV credits benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to banks added to returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to energy detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	Security selection within financials detracted from returns as European banks underperformed the broader high yield bond market during the reporting period.

»	Security selection in packaging benefited returns as select issuers reported strong operating results.

ANNUAL REPORT	MARCH 31, 2012	11

PIMCO Income Fund

Institutional Class - PIMIX	Class A - PONAX
Class P - PONPX	Class C - PONCX
Administrative Class - PIINX	Class R - PONRX
Class D - PONDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	29.4%
Mortgage-Backed Securities	26.4%
Corporate Bonds & Notes	15.9%
Asset-Backed Securities	14.2%
U.S. Treasury Obligations	7.5%
Short-Term Instruments	1.8%
Other	4.8%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	7.71%	9.86%	9.85%
PIMCO Income Fund Class P	7.62%	9.75%	9.75%
PIMCO Income Fund Administrative Class	7.47%	9.59%	9.58%
PIMCO Income Fund Class D	7.43%	9.53%	9.53%
PIMCO Income Fund Class A	7.29%	9.38%	9.37%
PIMCO Income Fund Class A (adjusted)	3.27%	8.54%	8.54%
PIMCO Income Fund Class C	6.58%	8.57%	8.56%
PIMCO Income Fund Class C (adjusted)	5.59%	8.57%	8.56%
PIMCO Income Fund Class R	7.05%	9.11%	9.10%
Barclays Capital U.S. Aggregate Index	7.71%	6.25%	6.24%	*
Lipper Multi-Sector Income Funds Average	5.07%	6.05%	6.05%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.56% for Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares, 0.86% for Class D shares, 0.96% for Class A shares, 1.71% for Class C shares, and 1.21% for Class R shares.

Portfolio Insights

»

The PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight duration (or sensitivity to changes in market interest rates) detracted from relative performance as interest rates fell during the reporting period.

»	An underweight to investment grade corporates during the period in which risk assets rallied detracted from performance as corporates outperformed U.S. Treasuries over the reporting period.

»	An overweight to emerging markets external debt benefited performance as emerging market debt outperformed U.S. Treasuries over the reporting period.

»	An overweight to residential mortgage-backed securities benefited performance as these securities posted positive performance over the reporting period.

»	An allocation to high yield securities detracted from performance as the sector underperformed U.S. Treasuries over the reporting period.

12	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX
Class P - PLCPX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	62.0%
U.S. Treasury Obligations	20.9%
Municipal Bonds & Notes	10.1%
Sovereign Issues	1.9%
Short-Term Instruments	1.6%
Other	3.5%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	16.65%	18.04%
PIMCO Long-Term Credit Fund Class P	16.54%	17.93%
Barclays Capital U.S. Long Credit Index	17.32%	17.92%
Lipper General Bond Funds Average	8.11%	10.06%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.56% for Institutional Class shares and 0.66% for Class P shares.

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning were net negative for performance. An underweight to U.S. duration was negative for performance and tactical allocations to U.K., European and Australian duration were positive, in aggregate. Curve positions designed to benefit from the steepening of the U.S., U.K. and European yield curves were negative for performance.

»	An overweight to the natural gas pipelines sector benefited performance as the sector outperformed the Barclays Capital U.S. Long Credit Index.

»	An overweight to integrated oil companies benefited performance as the sector outperformed the Barclays Capital U.S. Long Credit Index.

»	An underweight to wireline telecommunications companies benefited performance as the sector underperformed the Barclays Capital U.S. Long Credit Index.

»	An overweight to banks detracted from performance as the sector underperformed the Barclays Capital U.S. Long Credit Index.

»	An underweight to the utilities sector detracted from performance as the sector outperformed the Barclays Capital U.S. Long Credit Index.

»	An underweight to retailers detracted from performance as the sector outperformed the Barclays Capital U.S. Long Credit Index.

ANNUAL REPORT	MARCH 31, 2012	13

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX	Class R - PSRRX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Bank Loan Obligations	91.1%
Short-Term Instruments	7.4%
Corporate Bonds & Notes	1.5%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	3.12%
PIMCO Senior Floating Rate Fund Class P	3.04%
PIMCO Senior Floating Rate Fund Class D	2.86%
PIMCO Senior Floating Rate Fund Class A	2.86%
PIMCO Senior Floating Rate Fund Class A (adjusted)	-1.00%
PIMCO Senior Floating Rate Fund Class C	2.20%
PIMCO Senior Floating Rate Fund Class C (adjusted)	1.20%
PIMCO Senior Floating Rate Fund Class R	2.61%
Credit Suisse Institutional Leveraged Loan Index	3.00%	*
Lipper Loan Participation Funds Average	2.29%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.82% for Institutional Class shares, 0.92% for Class P shares, 1.12% for Class D shares, 1.12% for Class A shares, 1.87% for Class C shares, and 1.37% for Class R shares.

Portfolio Insights

»

The PIMCO Senior Floating Rate Fund seeks a high level of income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

»	An emphasis on triple-B rated loans contributed to performance as they outperformed lower rated issues during the reporting period.

»	An underweight to sectors related to the housing market contributed to performance as the sector underperformed the broader market during the reporting period.

»	An overweight allocation to the wireless sector benefited performance as the sector outperformed the broader market during the reporting period.

»	An overweight allocation to the chemical sector detracted from performance as the sector underperformed the broader market during the reporting period.

»	An overweight to financials, specifically insurance companies and non-captive lenders, detracted from returns as the sector underperformed the broader market during the reporting period.

14	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2011 to March 31, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Convertible Fund
Institutional Class	$1,000.00	$1,129.40	$3.46	$1,000.00	$1,021.75	$3.29	0.65%
Class P	1,000.00	1,128.80	3.99	1,000.00	1,021.25	3.79	0.75
Administrative Class	1,000.00	1,128.10	4.79	1,000.00	1,020.50	4.55	0.90
Class D	1,000.00	1,127.10	5.58	1,000.00	1,019.75	5.30	1.05
Class A	1,000.00	1,127.70	5.59	1,000.00	1,019.75	5.30	1.05
Class C	1,000.00	1,122.70	9.55	1,000.00	1,016.00	9.07	1.80
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	$1,047.70	$4.61	$1,000.00	$1,020.50	$4.55	0.90%
Class P	1,000.00	1,048.10	5.12	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	1,046.30	6.65	1,000.00	1,018.50	6.56	1.30
Class A	1,000.00	1,045.60	6.65	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00	1,041.80	10.46	1,000.00	1,014.75	10.33	2.05
Class R	1,000.00	1,044.40	7.92	1,000.00	1,017.25	7.82	1.55

ANNUAL REPORT	MARCH 31, 2012	15

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,086.20	$3.91	$1,000.00	$1,021.25	$3.79	0.75%
Class P	1,000.00	1,085.70	4.43	1,000.00	1,020.75	4.29	0.85
Administrative Class	1,000.00	1,084.80	5.21	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	1,084.10	5.99	1,000.00	1,019.25	5.81	1.15
Class A	1,000.00	1,084.10	5.99	1,000.00	1,019.25	5.81	1.15
Class B	1,000.00	1,080.00	9.88	1,000.00	1,015.50	9.57	1.90
Class C	1,000.00	1,080.10	9.88	1,000.00	1,015.50	9.57	1.90
PIMCO Floating Income Fund
Institutional Class	$1,000.00	$1,099.10	$2.89	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,098.60	3.41	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	1,097.80	4.20	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,097.00	4.98	1,000.00	1,020.25	4.80	0.95
Class A	1,000.00	1,097.00	4.98	1,000.00	1,020.25	4.80	0.95
Class C	1,000.00	1,095.30	6.55	1,000.00	1,018.75	6.31	1.25
PIMCO High Yield Fund
Institutional Class	$1,000.00	$1,117.40	$2.91	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,116.90	3.44	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	1,116.10	4.23	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,115.50	4.76	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,115.50	4.76	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	1,111.40	8.71	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	1,111.40	8.71	1,000.00	1,016.75	8.32	1.65
Class R	1,000.00	1,114.10	6.08	1,000.00	1,019.25	5.81	1.15
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,154.40	$2.96	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,153.90	3.50	1,000.00	1,021.75	3.29	0.65
Class D	1,000.00	1,152.50	4.84	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,152.50	4.84	1,000.00	1,020.50	4.55	0.90
Class C	1,000.00	1,148.20	8.86	1,000.00	1,016.75	8.32	1.65
PIMCO Income Fund
Institutional Class	$1,000.00	$1,066.20	$2.84	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,065.80	3.36	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	1,065.00	4.13	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,064.80	4.39	1,000.00	1,020.75	4.29	0.85
Class A	1,000.00	1,064.10	4.90	1,000.00	1,020.25	4.80	0.95
Class C	1,000.00	1,060.60	8.76	1,000.00	1,016.50	8.57	1.70
Class R	1,000.00	1,062.90	6.19	1,000.00	1,019.00	6.06	1.20
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$1,057.20	$2.83	$1,000.00	$1,022.25	$2.78	0.55%
Class P(a)	1,000.00	1,056.70	0.57	1,000.00	1,021.75	3.29	0.65
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,052.20	$4.10	$1,000.00	$1,021.00	$4.04	0.80%
Class P	1,000.00	1,051.70	4.62	1,000.00	1,020.50	4.55	0.90
Class D	1,000.00	1,050.70	5.64	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00	1,050.70	5.64	1,000.00	1,019.50	5.55	1.10
Class C	1,000.00	1,046.70	9.47	1,000.00	1,015.75	9.32	1.85
Class R	1,000.00	1,049.20	6.92	1,000.00	1,018.25	6.81	1.35

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16	PIMCO CREDIT BOND FUNDS

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 7 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 2/29/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 31/366 for the Class P shares of the PIMCO Long-Term Credit Fund (to reflect the period since the inception date of 2/29/12). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal year.

ANNUAL REPORT	MARCH 31, 2012	17

Benchmark Descriptions

Index	Description

1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate—Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Global Credit Hedged USD Index	Barclays Capital Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Long Credit Index	Barclays Capital U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

Index	Description

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch All Convertibles Index	BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in The BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Convertible Fund
Institutional Class
03/31/2012	$14.38	$0.31	$(0.17)	$0.14	$(0.38)	$(0.09)	$0.00	$(0.47)
03/31/2011	13.25	0.27	1.75	2.02	(0.89)	0.00	0.00	(0.89)
03/31/2010	8.31	0.73	4.62	5.35	(0.41)	0.00	0.00	(0.41)
03/31/2009	13.07	0.32	(4.83)	(4.51)	(0.25)	0.00	0.00	(0.25)
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00	0.00	(0.25)
Class P
03/31/2012	14.37	0.33	(0.20)	0.13	(0.36)	(0.09)	0.00	(0.45)
11/19/2010 - 03/31/2011	13.75	0.05	0.93	0.98	(0.36)	0.00	0.00	(0.36)
Administrative Class
03/31/2012	14.77	0.32	(0.21)	0.11	(0.29)	(0.09)	0.00	(0.38)
03/31/2011	13.57	0.29	1.75	2.04	(0.84)	0.00	0.00	(0.84)
03/31/2010	8.51	0.94	4.53	5.47	(0.41)	0.00	0.00	(0.41)
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00	0.00	(0.20)
03/31/2008	14.04	0.23	(0.70)	(0.47)	(0.21)	0.00	0.00	(0.21)
Class D
05/02/2011 - 03/31/2012	14.70	0.22	(0.44)	(0.22)	(0.37)	(0.09)	0.00	(0.46)
Class A
05/31/2011 - 03/31/2012	14.65	0.22	(0.39)	(0.17)	(0.37)	(0.09)	0.00	(0.46)
Class C
05/31/2011 - 03/31/2012	14.65	0.14	(0.41)	(0.27)	(0.30)	(0.09)	0.00	(0.39)

PIMCO Credit Absolute Return Fund
Institutional Class
08/31/2011 - 03/31/2012	$10.00	$0.16	$0.05	$0.21	$(0.10)	$0.00	$0.00	$(0.10)
Class P
08/31/2011 - 03/31/2012	10.00	0.16	0.06	0.22	(0.11)	0.00	0.00	(0.11)
Class D
08/31/2011 - 03/31/2012	10.00	0.14	0.06	0.20	(0.09)	0.00	0.00	(0.09)
Class A
08/31/2011 - 03/31/2012	10.00	0.15	0.04	0.19	(0.08)	0.00	0.00	(0.08)
Class C
08/31/2011 - 03/31/2012	10.00	0.10	0.05	0.15	(0.07)	0.00	0.00	(0.07)
Class R
08/31/2011 - 03/31/2012	10.00	0.13	0.05	0.18	(0.07)	0.00	0.00	(0.07)

PIMCO Diversified Income Fund
Institutional Class
03/31/2012	$11.50	$0.53	$0.25	$0.78	$(0.60)	$(0.04)	$0.00	$(0.64)
03/31/2011	10.98	0.60	0.58	1.18	(0.66)	0.00	0.00	(0.66)
03/31/2010	8.51	0.55	2.54	3.09	(0.61)	0.00	(0.01)	(0.62)
03/31/2009	10.71	0.58	(1.94)	(1.36)	(0.63)	(0.21)	0.00	(0.84)
03/31/2008	11.13	0.63	(0.36)	0.27	(0.67)	(0.02)	0.00	(0.69)
Class P
03/31/2012	11.50	0.52	0.24	0.76	(0.58)	(0.04)	0.00	(0.62)
03/31/2011	10.98	0.59	0.58	1.17	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.51	0.54	2.54	3.08	(0.60)	0.00	(0.01)	(0.61)
04/30/2008 - 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)	0.00	(0.77)
Administrative Class
03/31/2012	11.50	0.51	0.24	0.75	(0.57)	(0.04)	0.00	(0.61)
03/31/2011	10.98	0.57	0.58	1.15	(0.63)	0.00	0.00	(0.63)
03/31/2010	8.51	0.53	2.54	3.07	(0.59)	0.00	(0.01)	(0.60)
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)	0.00	(0.81)
03/31/2008	11.13	0.60	(0.36)	0.24	(0.64)	(0.02)	0.00	(0.66)
Class D
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00	(0.80)
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00	(0.64)

Please see footnotes on page 28.

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate **

$14.05	1.21%	$1,677,341	0.68%		0.68%		0.65%		0.65%		2.29%		147%
14.38	15.98	1,559,229	0.66		0.66		0.65		0.65		1.96		43
13.25	64.89	498,336	0.65		0.65		0.65		0.65		6.78		203
8.31	(35.02)	994,199	0.66		0.66		0.65		0.65		3.51		98
13.07	(3.16)	333,851	0.76		0.76		0.65		0.65		1.99		149

14.05	1.10	1,172	0.78		0.78		0.75		0.75		2.38		147
14.37	7.20	3,686	0.76	*	0.76	*	0.75	*	0.75	*	0.88	*	43

14.50	0.90	1,286	0.93		0.93		0.90		0.90		2.18		147
14.77	15.71	25,975	0.91		0.91		0.90		0.90		2.11		43
13.57	64.68	58,040	0.90		0.90		0.90		0.90		7.47		203
8.51	(35.24)	2,989	0.91		0.91		0.90		0.90		2.64		98
13.36	(3.42)	12	1.05		1.05		0.90		0.90		1.63		149

14.02	(1.29)	3,781	1.08	*	1.08	*	1.05	*	1.05	*	1.80	*	147

14.02	(0.93)	3,093	1.08	*	1.08	*	1.05	*	1.05	*	1.99	*	147

13.99	(1.64)	721	1.83	*	1.83	*	1.80	*	1.80	*	1.30	*	147

$10.11	2.15%	$137,425	0.90	%*	0.94	%*	0.90	%*	0.94	%*	2.82	%*	225%

10.11	2.19	2,426	1.00	*	1.04	*	1.00	*	1.04	*	2.67	*	225

10.11	2.01	6,136	1.30	*	1.34	*	1.30	*	1.34	*	2.47	*	225

10.11	1.95	8,421	1.30	*	1.34	*	1.30	*	1.34	*	2.56	*	225

10.08	1.47	1,716	2.05	*	2.09	*	2.05	*	2.09	*	1.69	*	225

10.11	1.83	22	1.55	*	1.59	*	1.55	*	1.59	*	2.22	*	225

$11.64	6.99%	$4,770,751	0.75%		0.75%		0.75%		0.75%		4.64%		65%
11.50	11.03	3,705,926	0.75		0.75		0.75		0.75		5.30		95
10.98	37.21	2,416,831	0.76		0.76		0.75		0.75		5.44		259
8.51	(12.92)	1,749,358	0.79		0.79		0.75		0.75		6.09		244
10.71	2.50	2,113,025	0.83		0.83		0.75		0.75		5.79		234

11.64	6.88	58,345	0.85		0.85		0.85		0.85		4.57		65
11.50	10.92	49,878	0.85		0.85		0.85		0.85		5.18		95
10.98	37.08	13,327	0.86		0.86		0.85		0.85		5.23		259
8.51	(14.81)	8	0.89	*	0.89	*	0.85	*	0.85	*	6.07	*	244

11.64	6.72	6,692	1.00		1.00		1.00		1.00		4.45		65
11.50	10.76	8,391	1.00		1.00		1.00		1.00		5.06		95
10.98	36.87	6,954	1.01		1.01		1.00		1.00		5.20		259
8.51	(13.14)	4,062	1.04		1.04		1.00		1.00		5.88		244
10.71	2.25	4,759	1.08		1.08		1.00		1.00		5.54		234

11.64	6.56	82,911	1.15		1.15		1.15		1.15		4.24		65
11.50	10.59	65,567	1.15		1.15		1.15		1.15		4.89		95
10.98	36.67	38,747	1.16		1.16		1.15		1.15		5.01		259
8.51	(13.26)	18,412	1.19		1.19		1.15		1.15		5.67		244
10.71	2.10	28,357	1.23		1.23		1.15		1.15		5.39		234

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Diversified Income Fund (Cont.)
Class A
03/31/2012	$11.50	$0.49	$0.24	$0.73	$(0.55)	$(0.04)	$0.00	$(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00	(0.80)
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00	(0.64)
Class B
03/31/2012	11.50	0.41	0.23	0.64	(0.46)	(0.04)	0.00	(0.50)
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00	(0.73)
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00	(0.56)
Class C
03/31/2012	11.50	0.40	0.24	0.64	(0.46)	(0.04)	0.00	(0.50)
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00	(0.73)
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00	(0.56)

PIMCO Floating Income Fund
Institutional Class
03/31/2012	$9.15	$0.36	$(0.43)	$(0.07)	$(0.39)	$0.00	$0.00	$(0.39)
03/31/2011	9.04	0.37	0.10	0.47	(0.36)	0.00	0.00	(0.36)
03/31/2010	7.00	0.42	2.12	2.54	(0.50)	0.00	0.00	(0.50)
03/31/2009	9.05	0.44	(2.03)	(1.59)	0.00	0.00	(0.46)	(0.46)
03/31/2008	10.55	0.55	(1.27)	(0.72)	(0.64)	(0.12)	(0.02)	(0.78)
Class P
03/31/2012	9.15	0.35	(0.43)	(0.08)	(0.38)	0.00	0.00	(0.38)
03/31/2011	9.04	0.37	0.09	0.46	(0.35)	0.00	0.00	(0.35)
03/31/2010	7.00	0.42	2.11	2.53	(0.49)	0.00	0.00	(0.49)
04/30/2008 - 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00	(0.41)	(0.41)
Administrative Class
03/31/2012	9.15	0.33	(0.43)	(0.10)	(0.36)	0.00	0.00	(0.36)
03/31/2011	9.04	0.35	0.10	0.45	(0.34)	0.00	0.00	(0.34)
03/31/2010	7.00	0.40	2.12	2.52	(0.48)	0.00	0.00	(0.48)
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00	(0.44)	(0.44)
03/31/2008	10.55	0.52	(1.26)	(0.74)	(0.62)	(0.12)	(0.02)	(0.76)
Class D
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00	(0.32)
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00	(0.47)
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)	(0.43)
03/31/2008	10.55	0.52	(1.28)	(0.76)	(0.60)	(0.12)	(0.02)	(0.74)
Class A
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00	(0.32)
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00	(0.47)
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)	(0.43)
03/31/2008	10.55	0.51	(1.27)	(0.76)	(0.60)	(0.12)	(0.02)	(0.74)
Class C
03/31/2012	9.15	0.30	(0.43)	(0.13)	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.04	0.31	0.09	0.40	(0.29)	0.00	0.00	(0.29)
03/31/2010	7.00	0.37	2.11	2.48	(0.44)	0.00	0.00	(0.44)
03/31/2009	9.05	0.38	(2.03)	(1.65)	0.00	0.00	(0.40)	(0.40)
03/31/2008	10.55	0.48	(1.27)	(0.79)	(0.57)	(0.12)	(0.02)	(0.71)

Please see footnotes on page 28.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate **

$11.64	6.56%	$250,697	1.15%	1.15%	1.15%	1.15%	4.25%	65%
11.50	10.59	213,724	1.15	1.15	1.15	1.15	4.90	95
10.98	36.67	132,741	1.16	1.16	1.15	1.15	5.03	259
8.51	(13.27)	73,833	1.19	1.19	1.15	1.15	5.68	244
10.71	2.10	106,904	1.23	1.23	1.15	1.15	5.40	234

11.64	5.77	8,059	1.90	1.90	1.90	1.90	3.56	65
11.50	9.77	15,557	1.90	1.90	1.90	1.90	4.17	95
10.98	35.67	25,491	1.91	1.91	1.90	1.90	4.32	259
8.51	(13.92)	23,404	1.94	1.94	1.90	1.90	4.88	244
10.71	1.34	42,975	1.98	1.98	1.90	1.90	4.65	234

11.64	5.77	167,387	1.90	1.90	1.90	1.90	3.49	65
11.50	9.77	141,121	1.90	1.90	1.90	1.90	4.15	95
10.98	35.67	98,586	1.91	1.91	1.90	1.90	4.29	259
8.51	(13.92)	62,686	1.94	1.94	1.90	1.90	4.90	244
10.71	1.34	103,481	1.98	1.98	1.90	1.90	4.64	234

$8.69	(0.70)%	$3,430,030	0.55%	0.55%	0.55%	0.55%	4.13%	43%
9.15	5.32	2,454,395	0.55	0.55	0.55	0.55	4.05	40
9.04	37.08	354,497	0.55	0.55	0.55	0.55	5.21	318
7.00	(18.10)	622,953	0.63	0.63	0.55	0.55	5.25	245
9.05	(7.27)	1,527,238	0.56	0.56	0.55	0.55	5.42	111

8.69	(0.80)	22,708	0.65	0.65	0.65	0.65	4.03	43
9.15	5.22	74,764	0.65	0.65	0.65	0.65	4.07	40
9.04	36.94	19,879	0.65	0.65	0.65	0.65	4.87	318
7.00	(21.44)	8	0.73 *	0.73 *	0.65 *	0.65 *	5.21 *	245

8.69	(0.96)	292	0.80	0.80	0.80	0.80	3.89	43
9.15	5.06	264	0.80	0.80	0.80	0.80	3.83	40
9.04	36.77	49	0.80	0.80	0.80	0.80	4.69	318
7.00	(18.30)	8	0.88	0.88	0.80	0.80	5.07	245
9.05	(7.48)	9	0.81	0.81	0.80	0.80	4.98	111

8.69	(1.09)	70,612	0.95	0.95	0.95	0.95	3.73	43
9.15	4.90	74,448	0.95	0.95	0.95	0.95	3.79	40
9.04	36.55	46,462	0.95	0.95	0.95	0.95	4.66	318
7.00	(18.42)	17,493	1.03	1.03	0.95	0.95	4.90	245
9.05	(7.62)	37,762	0.96	0.96	0.95	0.95	5.05	111

8.69	(1.09)	144,688	0.95	0.95	0.95	0.95	3.73	43
9.15	4.89	234,820	0.95	0.95	0.95	0.95	3.76	40
9.04	36.54	114,763	0.95	0.95	0.95	0.95	4.68	318
7.00	(18.42)	52,818	1.03	1.03	0.95	0.95	4.91	245
9.05	(7.64)	129,885	0.96	0.96	0.95	0.95	5.05	111

8.69	(1.39)	86,171	1.25	1.25	1.25	1.25	3.43	43
9.15	4.59	146,432	1.25	1.25	1.25	1.25	3.46	40
9.04	36.14	60,876	1.25	1.25	1.25	1.25	4.42	318
7.00	(18.67)	29,213	1.33	1.33	1.25	1.25	4.62	245
9.05	(7.92)	65,669	1.26	1.26	1.25	1.25	4.76	111

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO High Yield Fund
Institutional Class
03/31/2012	$9.45	$0.62	$(0.11)	$0.51	$(0.66)	$(0.01)	$0.00	$(0.67)
03/31/2011	9.06	0.67	0.41	1.08	(0.69)	0.00	0.00	(0.69)
03/31/2010	6.56	0.71	2.52	3.23	(0.73)	0.00	0.00	(0.73)
03/31/2009	9.20	0.66	(2.62)	(1.96)	(0.59)	0.00	(0.09)	(0.68)
03/31/2008	9.94	0.68	(0.70)	(0.02)	(0.71)	(0.01)	0.00	(0.72)
Class P
03/31/2012	9.45	0.62	(0.12)	0.50	(0.65)	(0.01)	0.00	(0.66)
03/31/2011	9.06	0.66	0.41	1.07	(0.68)	0.00	0.00	(0.68)
03/31/2010	6.56	0.72	2.50	3.22	(0.72)	0.00	0.00	(0.72)
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00	(0.06)	(0.61)
Administrative Class
03/31/2012	9.45	0.60	(0.11)	0.49	(0.64)	(0.01)	0.00	(0.65)
03/31/2011	9.06	0.65	0.41	1.06	(0.67)	0.00	0.00	(0.67)
03/31/2010	6.56	0.69	2.52	3.21	(0.71)	0.00	0.00	(0.71)
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.57)	0.00	(0.09)	(0.66)
03/31/2008	9.94	0.66	(0.71)	(0.05)	(0.68)	(0.01)	0.00	(0.69)
Class D
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)	0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00	(0.66)
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00	(0.70)
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)	(0.65)
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00	(0.68)
Class A
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)	0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00	(0.66)
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00	(0.70)
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)	(0.65)
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00	(0.68)
Class B
03/31/2012	9.45	0.54	(0.13)	0.41	(0.56)	(0.01)	0.00	(0.57)
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)	(0.59)
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00	(0.61)
Class C
03/31/2012	9.45	0.53	(0.12)	0.41	(0.56)	(0.01)	0.00	(0.57)
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)	(0.59)
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00	(0.61)
Class R
03/31/2012	9.45	0.57	(0.12)	0.45	(0.60)	(0.01)	0.00	(0.61)
03/31/2011	9.06	0.62	0.41	1.03	(0.64)	0.00	0.00	(0.64)
03/31/2010	6.56	0.67	2.51	3.18	(0.68)	0.00	0.00	(0.68)
03/31/2009	9.20	0.62	(2.63)	(2.01)	(0.56)	0.00	(0.07)	(0.63)
03/31/2008	9.94	0.62	(0.70)	(0.08)	(0.65)	(0.01)	0.00	(0.66)

PIMCO High Yield Spectrum Fund
Institutional Class
03/31/2012	$10.55	$0.69	$(0.13)	$0.56	$(0.71)	$(0.03)	$0.00	$(0.74)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class P
03/31/2012	10.55	0.67	(0.12)	0.55	(0.70)	(0.03)	0.00	(0.73)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class D
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)

Please see footnotes on page 28.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate **

$9.29	5.74%	$12,498,053	0.55%		0.55%		0.55%		0.55%		6.79%		50%
9.45	12.42	8,090,580	0.55		0.55		0.55		0.55		7.28		36
9.06	50.75	4,956,393	0.56		0.56		0.55		0.55		8.77		129
6.56	(22.05)	4,134,522	0.53	(b)	0.53	(b)	0.52	(b)	0.52	(b)	8.48		354
9.20	(0.31)	4,006,599	0.51		0.51		0.50		0.50		7.12		187

9.29	5.63	507,252	0.65		0.65		0.65		0.65		6.72		50
9.45	12.31	463,418	0.65		0.65		0.65		0.65		7.18		36
9.06	50.60	239,075	0.66		0.66		0.65		0.65		8.58		129
6.56	(24.98)	30,272	0.64	*(c)	0.64	*(c)	0.63	*(c)	0.63	*(c)	9.05	*	354

9.29	5.47	1,003,832	0.80		0.80		0.80		0.80		6.58		50
9.45	12.14	1,058,247	0.80		0.80		0.80		0.80		7.05		36
9.06	50.38	765,317	0.81		0.81		0.80		0.80		8.51		129
6.56	(22.24)	615,431	0.78	(b)	0.78	(b)	0.77	(b)	0.77	(b)	8.17		354
9.20	(0.55)	852,327	0.76		0.76		0.75		0.75		6.88		187

9.29	5.37	842,522	0.90		0.90		0.90		0.90		6.46		50
9.45	12.03	782,637	0.90		0.90		0.90		0.90		6.95		36
9.06	50.23	712,360	0.91		0.91		0.90		0.90		8.41		129
6.56	(22.33)	509,635	0.91		0.91		0.90		0.90		8.22		354
9.20	(0.70)	370,463	0.91		0.91		0.90		0.90		6.73		187

9.29	5.37	1,299,092	0.90		0.90		0.90		0.90		6.48		50
9.45	12.03	1,275,670	0.90		0.90		0.90		0.90		6.95		36
9.06	50.23	1,036,410	0.91		0.91		0.90		0.90		8.41		129
6.56	(22.34)	622,918	0.91		0.91		0.90		0.90		8.05		354
9.20	(0.71)	746,475	0.91		0.91		0.90		0.90		6.73		187

9.29	4.58	20,986	1.65		1.65		1.65		1.65		5.83		50
9.45	11.20	71,368	1.65		1.65		1.65		1.65		6.27		36
9.06	49.13	143,400	1.66		1.66		1.65		1.65		7.71		129
6.56	(22.92)	136,774	1.66		1.66		1.65		1.65		7.17		354
9.20	(1.44)	277,780	1.66		1.66		1.65		1.65		5.99		187

9.29	4.58	601,903	1.65		1.65		1.65		1.65		5.73		50
9.45	11.20	600,135	1.65		1.65		1.65		1.65		6.20		36
9.06	49.13	506,455	1.66		1.66		1.65		1.65		7.67		129
6.56	(22.92)	320,788	1.66		1.66		1.65		1.65		7.25		354
9.20	(1.44)	490,422	1.66		1.66		1.65		1.65		5.99		187

9.29	5.11	51,203	1.15		1.15		1.15		1.15		6.23		50
9.45	11.75	50,139	1.15		1.15		1.15		1.15		6.69		36
9.06	49.87	31,387	1.16		1.16		1.15		1.15		8.15		129
6.56	(22.53)	14,963	1.16		1.16		1.15		1.15		7.85		354
9.20	(0.96)	15,556	1.16		1.16		1.15		1.15		6.45		187

$10.37	5.78%	$922,443	0.55%		0.60%		0.55%		0.60%		6.77%		44%
10.55	9.25	472,281	0.55	*	0.64	*	0.55	*	0.64	*	5.92	*	14

10.37	5.68	4,918	0.65		0.70		0.65		0.70		6.54		44
10.55	9.20	4,859	0.65	*	0.74	*	0.65	*	0.74	*	5.90	*	14

10.37	5.41	13,653	0.90		0.95		0.90		0.95		6.30		44
10.55	9.04	8,830	0.90	*	0.98	*	0.90	*	0.98	*	5.61	*	14

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO High Yield Spectrum Fund (Cont.)
Class A
03/31/2012	$10.55	$0.64	$(0.11)	$0.53	$(0.68)	$(0.03)	$(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	(0.34)
Class C
03/31/2012	10.55	0.57	(0.12)	0.45	(0.60)	(0.03)	(0.63)
09/15/2010 - 03/31/2011	10.00	0.27	0.58	0.85	(0.29)	(0.01)	(0.30)

PIMCO Income Fund
Institutional Class
03/31/2012	$11.32	$0.76	$0.07	$0.83	$(0.80)	$(0.09)	$(0.89)
03/31/2011	10.21	0.79	1.09	1.88	(0.69)	(0.08)	(0.77)
03/31/2010	8.54	0.67	1.71	2.38	(0.71)	0.00	(0.71)
03/31/2009	9.92	0.67	(1.41)	(0.74)	(0.64)	0.00	(0.64)
03/31/2008	10.00	0.58	(0.08)	0.50	(0.58)	0.00	(0.58)
Class P
03/31/2012	11.32	0.74	0.08	0.82	(0.79)	(0.09)	(0.88)
03/31/2011	10.21	0.77	1.10	1.87	(0.68)	(0.08)	(0.76)
03/31/2010	8.54	0.66	1.71	2.37	(0.70)	0.00	(0.70)
04/30/2008 - 03/31/2009	9.99	0.61	(1.47)	(0.86)	(0.59)	0.00	(0.59)
Administrative Class
03/31/2012	11.32	0.74	0.06	0.80	(0.77)	(0.09)	(0.86)
03/31/2011	10.21	0.73	1.12	1.85	(0.66)	(0.08)	(0.74)
03/31/2010	8.54	0.64	1.72	2.36	(0.69)	0.00	(0.69)
03/31/2009	9.92	0.65	(1.41)	(0.76)	(0.62)	0.00	(0.62)
03/31/2008	10.00	0.56	(0.09)	0.47	(0.55)	0.00	(0.55)
Class D
03/31/2012	11.32	0.73	0.07	0.80	(0.77)	(0.09)	(0.86)
03/31/2011	10.21	0.76	1.09	1.85	(0.66)	(0.08)	(0.74)
03/31/2010	8.54	0.64	1.71	2.35	(0.68)	0.00	(0.68)
03/31/2009	9.92	0.67	(1.44)	(0.77)	(0.61)	0.00	(0.61)
03/31/2008	10.00	0.54	(0.07)	0.47	(0.55)	0.00	(0.55)
Class A
03/31/2012	11.32	0.71	0.07	0.78	(0.75)	(0.09)	(0.84)
03/31/2011	10.21	0.73	1.10	1.83	(0.64)	(0.08)	(0.72)
03/31/2010	8.54	0.63	1.71	2.34	(0.67)	0.00	(0.67)
03/31/2009	9.92	0.65	(1.43)	(0.78)	(0.60)	0.00	(0.60)
03/31/2008	10.00	0.53	(0.08)	0.45	(0.53)	0.00	(0.53)
Class C
03/31/2012	11.32	0.63	0.08	0.71	(0.68)	(0.09)	(0.77)
03/31/2011	10.21	0.64	1.12	1.76	(0.57)	(0.08)	(0.65)
03/31/2010	8.54	0.55	1.71	2.26	(0.59)	0.00	(0.59)
03/31/2009	9.92	0.58	(1.44)	(0.86)	(0.52)	0.00	(0.52)
03/31/2008	10.00	0.46	(0.08)	0.38	(0.46)	0.00	(0.46)
Class R
03/31/2012	11.32	0.68	0.08	0.76	(0.73)	(0.09)	(0.82)
03/31/2011	10.21	0.70	1.11	1.81	(0.62)	(0.08)	(0.70)
03/31/2010	8.54	0.60	1.71	2.31	(0.64)	0.00	(0.64)
03/31/2009	9.92	0.62	(1.43)	(0.81)	(0.57)	0.00	(0.57)
03/31/2008	10.00	0.51	(0.08)	0.43	(0.51)	0.00	(0.51)

PIMCO Long-Term Credit Fund
Institutional Class
03/31/2012	$11.59	$0.64	$1.23	$1.87	$(0.69)	$(0.58)	$(1.27)
03/31/2011	11.71	0.69	0.68	1.37	(0.72)	(0.77)	(1.49)
03/31/2010	10.00	0.66	1.85	2.51	(0.62)	(0.18)	(0.80)
03/31/2009 - 03/31/2009	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
02/29/2012 - 03/31/2012	12.45	0.05	(0.25)	(0.20)	(0.06)	0.00	(0.06)

Please see footnotes on page 28.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate **

$ 10.37	5.42%	$5,488	0.90%		0.95%		0.90%		0.95%		6.33%		44%
10.55	9.03	920	0.90	*	1.01	*	0.90	*	1.01	*	5.59	*	14

10.37	4.63	2,976	1.65		1.70		1.65		1.70		5.64		44
10.55	8.59	2,740	1.65	*	1.72	*	1.65	*	1.72	*	4.82	*	14

$ 11.26	7.71%	$4,840,829	0.56%		0.61%		0.40%		0.45%		6.82%		311%
11.32	18.91	3,383,093	0.51		0.56		0.40		0.45		7.08		181
10.21	28.71	418,593	0.45		0.50		0.40		0.45		7.04		188
8.54	(7.64)	278,815	1.01		1.06		0.40		0.45		7.28		153
9.92	5.09	289,824	1.44		1.57		0.40		0.53		5.84		276

11.26	7.62	453,077	0.66		0.71		0.50		0.55		6.66		311
11.32	18.81	62,296	0.61		0.66		0.50		0.55		6.96		181
10.21	28.59	4,385	0.55		0.60		0.50		0.55		6.67		188
8.54	(8.82)	9	1.11	*	1.16	*	0.50	*	0.55	*	7.29	*	153

11.26	7.47	1,780	0.81		0.86		0.65		0.70		6.58		311
11.32	18.64	588	0.76		0.81		0.65		0.70		6.66		181
10.21	28.37	256	0.70		0.75		0.65		0.70		6.45		188
8.54	(7.91)	10	1.25		1.30		0.65		0.70		7.00		153
9.92	4.84	11	2.43		2.74		0.65		0.96		5.59		276

11.26	7.43	1,044,204	0.86		0.91		0.70		0.75		6.50		311
11.32	18.59	497,208	0.81		0.86		0.70		0.75		6.80		181
10.21	28.31	16,845	0.75		0.80		0.70		0.75		6.61		188
8.54	(7.96)	4,975	1.25		1.30		0.70		0.75		7.54		153
9.92	4.79	342	1.67		1.75		0.70		0.78		5.43		276

11.26	7.29	918,965	0.96	(d)	1.01	(d)	0.80	(d)	0.85	(d)	6.36		311
11.32	18.44	357,176	0.96		1.01		0.85		0.90		6.58		181
10.21	28.12	38,300	0.90		0.95		0.85		0.90		6.51		188
8.54	(8.12)	15,536	1.37		1.42		0.85		0.90		7.26		153
9.92	4.65	2,008	1.84		1.89		0.85		0.90		5.26		276

11.26	6.58	603,788	1.71	(d)	1.76	(d)	1.55	(d)	1.60	(d)	5.61		311
11.32	17.64	184,154	1.71		1.76		1.60		1.65		5.81		181
10.21	27.13	36,633	1.65		1.70		1.60		1.65		5.61		188
8.54	(8.91)	7,159	2.14		2.19		1.60		1.65		6.37		153
9.92	3.87	1,484	2.69		2.74		1.60		1.65		4.62		276

11.26	7.05	4,225	1.21	(d)	1.26	(d)	1.05	(d)	1.10	(d)	6.11		311
11.32	18.17	754	1.21		1.26		1.10		1.15		6.31		181
10.21	27.78	67	1.15		1.20		1.10		1.15		6.22		188
8.54	(8.38)	21	1.70		1.75		1.10		1.15		6.75		153
9.92	4.41	10	2.88		3.19		1.10		1.41		5.15		276

$ 12.19	16.65%	$2,285,476	0.55%		0.55%		0.55%		0.55%		5.22%		259%
11.59	12.30	1,673,967	0.56		0.56		0.55		0.55		5.79		341
11.71	25.56	1,834,816	0.55		0.55		0.55		0.55		5.76		166
10.00	0.00	13,120	0.55	*	0.55	*	0.55	*	0.55	*	(0.55	)*	0

12.19	(1.64)	10	0.65	*	0.65	*	0.65	*	0.65	*	4.88	*	259

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Senior Floating Rate Fund
Institutional Class
04/29/2011 - 03/31/2012	$10.00	$0.29	$0.01	$0.30	$(0.27)	$0.00	$(0.27)
Class P
04/29/2011 - 03/31/2012	10.00	0.29	0.00	0.29	(0.26)	0.00	(0.26)
Class D
04/29/2011 - 03/31/2012	10.00	0.27	0.01	0.28	(0.25)	0.00	(0.25)
Class A
04/29/2011 - 03/31/2012	10.00	0.28	0.00	0.28	(0.25)	0.00	(0.25)
Class C
04/29/2011 - 03/31/2012	10.00	0.21	0.00	0.21	(0.18)	0.00	(0.18)
Class R
04/29/2011 - 03/31/2012	10.00	0.22	0.03	0.25	(0.22)	0.00	(0.22)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(c)	Effective October 1, 2008, the class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.
(d)	Effective May 1, 2011, the class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate **

$ 10.03	3.12%	$389,379	0.80	%*	0.83	%*	0.80	%*	0.83	%*	3.17	%*	160%

10.03	3.04	4,668	0.90	*	0.93	*	0.90	*	0.93	*	3.23	*	160

10.03	2.86	1,171	1.10	*	1.13	*	1.10	*	1.13	*	2.93	*	160

10.03	2.86	6,261	1.10	*	1.13	*	1.10	*	1.13	*	3.11	*	160

10.03	2.20	2,798	1.85	*	1.88	*	1.85	*	1.88	*	2.31	*	160

10.03	2.61	11	1.35	*	1.38	*	1.35	*	1.38	*	2.47	*	160

ANNUAL REPORT	MARCH 31, 2012	29

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Assets:
Investments, at value	$1,721,513	$111,669	$4,858,806
Investments in Affiliates, at value	0	45,192	416,790
Repurchase agreements, at value	3,039	1,143	5,800
Cash	1	106	1,436
Deposits with counterparty	12,436	404	10
Foreign currency, at value	17	72	8,638
Receivable for investments sold	76	1,697	5,567
Receivable for Fund shares sold	377	67	107,612
Interest and dividends receivable	8,859	1,380	65,243
Dividends receivable from Affiliates	0	11	110
Variation margin receivable on financial derivative instruments	1,339	54	929
OTC swap premiums paid	3,739	1,787	24,859
Unrealized appreciation on foreign currency contracts	7,343	224	15,810
Unrealized appreciation on OTC swap agreements	3,437	1,073	23,064
Other assets	0	0	0
	1,762,176	164,879	5,534,674

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0
Payable for investments purchased	19,377	4,191	93,474
Payable for investments in Affiliates purchased	0	11	111
Payable for investments purchased on a delayed-delivery basis	0	175	12,182
Payable for short sales	33,161	0	0
Deposits from counterparty	5,606	1,480	35,186
Payable for Fund shares redeemed	109	5	3,607
Dividends payable	0	0	1,667
Written options outstanding	0	242	7,558
Accrued investment advisory fees	587	81	2,046
Accrued supervisory and administrative fees	368	44	1,452
Accrued distribution fees	1	1	115
Accrued servicing fees	1	2	92
Accrued taxes payable	0	0	634
Variation margin payable on financial derivative instruments	106	6	456
Reimbursement to PIMCO	0	4	0
OTC swap premiums received	4,595	1,158	9,635
Unrealized depreciation on foreign currency contracts	7,113	402	14,538
Unrealized depreciation on OTC swap agreements	3,707	931	7,023
Other liabilities	51	0	56
	74,782	8,733	189,832

Net Assets	$1,687,394	$156,146	$5,344,842

Net Assets Consist of:
Paid in capital	$1,549,262	$154,390	$5,115,205
Undistributed (overdistributed) net investment income	44,737	797	4,454
Accumulated undistributed net realized gain (loss)	(3,796)	(806)	(21,719)
Net unrealized appreciation (depreciation)	97,191	1,765	246,902
	$1,687,394	$156,146	$5,344,842

Cost of Investments	$1,609,674	$109,788	$4,648,001
Cost of Investments in Affiliates	$0	$45,178	$416,697
Cost of Repurchase Agreements	$3,039	$1,143	$5,800
Cost of Foreign Currency Held	$17	$72	$8,630
Proceeds Received on Short Sales	$13,384	$0	$0
Premiums Received on Written Options	$0	$252	$8,733

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$3,341,632	$14,010,640	$782,293	$11,691,814	$2,437,784	$354,616
412,644	2,665,591	139,547	125,719	36,609	28,410
400	35,506	616	48,067	1,300	0
3,309	3,094	1,083	1,782	8,925	3,709
8,457	15,980	0	824	3	0
3,053	353	1,476	754	645	60
7,615	44,938	15	456,730	61,011	1,365
1,097	154,075	50,225	122,335	2,400	51,102
48,360	278,395	16,377	73,213	34,720	1,540
104	642	31	18	9	8
7,836	374	0	0	367	0
66,858	5,930	751	4,506	9,230	0
6,086	14,900	105	8,752	6,896	0
23,929	39,060	0	11,504	19,866	0
0	0	0	11	0	0
3,931,380	17,269,478	992,519	12,546,029	2,619,765	440,810

$0	$21,634	$2,067	$3,438,729	$31,178	$0
71,324	296,724	37,482	469,696	134,984	36,110
103	642	31	18	9	8
0	0	0	572,559	124,155	0
0	0	0	122,557	0	0
67,087	13,269	0	4,555	21,006	0
1,101	30,667	72	10,516	74	72
233	11,824	14	2,151	26	1
4,973	0	0	0	4,655	0
974	3,540	170	1,321	601	153
867	4,721	209	1,816	501	93
22	644	2	377	0	1
50	430	2	319	0	1
247	0	0	0	0	0
0	0	0	176	494	0
0	0	30	0	0	13
7,849	26,497	0	29,881	8,399	0
9,670	30,044	2,342	18,983	6,229	70
12,363	3,999	620	5,507	1,967	0
16	0	0	0	1	0
176,879	444,635	43,041	4,679,161	334,279	36,522

$3,754,501	$16,824,843	$949,478	$7,866,868	$2,285,486	$404,288

$4,249,072	$16,750,446	$952,516	$7,684,621	$2,114,206	$403,161
22,724	(757)	3,721	46,022	(4,901)	151
(594,330)	(583,497)	247	12,529	7,679	(377)
77,035	658,651	(7,006)	123,696	168,502	1,353
$3,754,501	$16,824,843	$949,478	$7,866,868	$2,285,486	$404,288

$3,307,826	$13,398,116	$786,441	$11,562,305	$2,290,069	$353,194
$412,497	$2,664,602	$139,550	$125,718	$36,609	$28,410
$400	$35,506	$616	$48,067	$1,300	$0
$3,083	$356	$1,471	$751	$646	$60
$0	$0	$0	$122,563	$0	$0
$5,846	$0	$0	$0	$6,388	$0

ANNUAL REPORT	MARCH 31, 2012	31

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Net Assets:
Institutional Class	$1,677,341	$137,425	$4,770,751
Class P	1,172	2,426	58,345
Administrative Class	1,286	NA	6,692
Class D	3,781	6,136	82,911
Class A	3,093	8,421	250,697
Class B	NA	NA	8,059
Class C	721	1,716	167,387
Class R	NA	22	NA

Shares Issued and Outstanding:
Institutional Class	119,364	13,586	409,859
Class P	83	240	5,012
Administrative Class	89	NA	575
Class D	270	607	7,123
Class A	221	833	21,538
Class B	NA	NA	692
Class C	51	170	14,380
Class R	NA	2	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$14.05	$10.11	$11.64
Class P	14.05	10.11	11.64
Administrative Class	14.50	NA	11.64
Class D	14.02	10.11	11.64
Class A	14.02	10.11	11.64
Class B	NA	NA	11.64
Class C	13.99	10.08	11.64
Class R	NA	10.11	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$3,430,030	$12,498,053	$922,443	$4,840,829	$2,285,476	$389,379
22,708	507,252	4,918	453,077	10	4,668
292	1,003,832	NA	1,780	NA	NA
70,612	842,522	13,653	1,044,204	NA	1,171
144,688	1,299,092	5,488	918,965	NA	6,261
NA	20,986	NA	NA	NA	NA
86,171	601,903	2,976	603,788	NA	2,798
NA	51,203	NA	4,225	NA	11

394,684	1,345,523	88,935	429,982	187,504	38,816
2,613	54,610	474	40,244	1	465
34	108,071	NA	158	NA	NA
8,125	90,705	1,316	92,751	NA	117
16,649	139,859	529	81,627	NA	624
NA	2,259	NA	NA	NA	NA
9,915	64,800	287	53,632	NA	279
NA	5,512	NA	375	NA	1

$8.69	$9.29	$10.37	$11.26	$12.19	$10.03
8.69	9.29	10.37	11.26	12.19	10.03
8.69	9.29	NA	11.26	NA	NA
8.69	9.29	10.37	11.26	NA	10.03
8.69	9.29	10.37	11.26	NA	10.03
NA	9.29	NA	NA	NA	NA
8.69	9.29	10.37	11.26	NA	10.03
NA	9.29	NA	11.26	NA	10.03

ANNUAL REPORT	MARCH 31, 2012	33

Statements of Operations

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund (2)	PIMCO Diversified Income Fund

Investment Income:
Interest, net of foreign taxes*	$29,986	$2,921	$254,677
Dividends	16,259	0	343
Dividends from Affiliate investments	0	75	1,035
Miscellaneous income	73	0	6
Total Income	46,318	2,996	256,061

Expenses:
Investment advisory fees	6,229	481	21,403
Supervisory and administrative fees	3,901	264	15,214
Distribution and/or servicing fees - Administrative Class	13	0	19
Distribution fees - Class B	0	0	88
Distribution fees - Class C	2	5	1,165
Distribution fees - Class R	0	0	0
Servicing fees - Class A	3	16	594
Servicing fees - Class B	0	0	30
Servicing fees - Class C	1	2	388
Servicing fees - Class R	0	0	0
Trustees’ fees	5	0	14
Organization expense	0	32	0
Interest expense	408	1	11
Miscellaneous expense	1	0	2
Total Expenses	10,563	801	38,928
Waiver and/or Reimbursement by PIMCO	0	(28)	0
Net Expenses	10,563	773	38,928

Net Investment Income	35,755	2,223	217,133

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	14,037	272	12,122
Net realized gain (loss) on Affiliate investments	0	4	219
Net realized gain (loss) on futures contracts	(15,319)	(754)	14,601
Net realized gain on written options	9,596	512	9,061
Net realized gain (loss) on swaps	20,621	(927)	(11,723)
Net realized gain on short sales	2,489	0	0
Net realized gain (loss) on foreign currency transactions	2,496	88	14,624
Net change in unrealized appreciation (depreciation) on investments	(30,735)	1,881	37,103
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	14	91
Net change in unrealized appreciation (depreciation) on futures contracts	(3,618)	0	(609)
Net change in unrealized appreciation (depreciation) on written options	(2,046)	10	3,716
Net change in unrealized appreciation (depreciation) on swaps	7,440	37	17,944
Net change in unrealized (depreciation) on short sales	(2,498)	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	967	(177)	6,241
Net Gain (Loss)	3,430	960	103,390

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,185	$3,183	$320,523

* Foreign tax withholdings	$0	$0	$328

(1)	Period from April 29, 2011 to March 31, 2012.
(2)	Period from August 31, 2011 to March 31, 2012.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund (1)

$169,291	$966,389	$46,430	$434,795	$117,311	$10,890
105	8,539	217	775	302	0
920	3,694	148	101	174	111
4	4	0	0	3	0
170,320	978,626	46,795	435,671	117,790	11,001

10,930	33,349	1,919	14,801	6,133	1,384
9,910	44,930	1,958	15,927	5,110	839
1	2,409	0	1	0	0
0	274	0	0	0	0
340	4,341	21	2,773	0	10
0	122	0	4	0	0
473	3,045	6	1,562	0	6
0	91	0	0	0	0
284	1,447	7	924	0	3
0	122	0	4	0	0
10	39	2	17	6	1
0	0	0	0	0	73
39	13	1	9,495	33	2
2	7	30	3	1	0
21,989	90,189	3,944	45,511	11,283	2,318
0	0	(320)	(2,960)	0	(77)
21,989	90,189	3,624	42,551	11,283	2,241

148,331	888,437	43,171	393,120	106,507	8,760

4,471	79,240	1,012	116,733	94,973	(377)
(19)	167	35	(51)	22	(1)
(826)	0	0	(442)	10,625	0
5,676	0	0	1,335	4,336	0
(235,597)	31,342	717	(18,186)	11,462	0
0	0	0	0	0	0
15,107	35,052	5,985	19,811	(1,793)	238
(7,584)	(212,977)	(13,358)	(41,484)	73,358	1,422
122	932	(3)	1	0	0
(287)	0	0	0	(905)	0
2,111	0	0	0	2,036	0
32,883	(20,166)	(766)	1,811	8,209	0
0	0	0	0	0	0
(892)	23,835	75	3,030	(1,843)	(69)
(184,835)	(62,575)	(6,303)	82,558	200,480	1,213

$(36,504)	$825,862	$36,868	$475,678	$306,987	$9,973

$142	$0	$0	$0	$1	$0

ANNUAL REPORT	MARCH 31, 2012	35

Statements of Changes in Net Assets

	PIMCO Convertible Fund		PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund		PIMCO Floating Income Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011	Period From August 31, 2011 to March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$35,755	$19,391	$2,223	$217,133	$170,431	$148,331	$63,574
Net realized gain (loss)	33,920	80,519	(809)	38,685	87,593	(211,169)	342
Net realized gain (loss) on Affiliate investments	0	0	4	219	99	(19)	90
Net change in unrealized appreciation (depreciation)	(30,490)	67,904	1,751	64,395	67,283	26,231	50,028
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	14	91	1	122	25
Net increase (decrease) resulting from operations	39,185	167,814	3,183	320,523	325,407	(36,504)	114,059

Distributions to Shareholders:
From net investment income
Institutional Class	(42,407)	(62,432)	(1,231)	(218,296)	(168,033)	(142,499)	(51,718)
Class P	(45)	(20)	(17)	(2,949)	(1,574)	(2,449)	(1,328)
Administrative Class	(48)	(2,454)	0	(378)	(441)	(15)	(5)
Class D	(22)	0	(58)	(3,347)	(2,954)	(2,940)	(1,781)
Class A	(34)	0	(113)	(11,372)	(9,062)	(7,694)	(5,631)
Class B	0	0	0	(482)	(940)	0	0
Class C	(5)	0	(8)	(6,261)	(5,507)	(4,282)	(2,840)
Class R	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(11,002)	0	0	(15,576)	(370)	0	0
Class P	(6)	0	0	(198)	(5)	0	0
Administrative Class	(11)	0	0	(15)	(1)	0	0
Class D	(7)	0	0	(232)	(8)	0	0
Class A	(19)	0	0	(834)	(22)	0	0
Class B	0	0	0	(36)	(2)	0	0
Class C	(3)	0	0	(559)	(15)	0	0
Class R	0	0	0	0	0	0	0

Total Distributions	(53,609)	(64,906)	(1,427)	(260,535)	(188,934)	(159,879)	(63,303)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	112,928	929,606	154,390	1,084,690	1,331,014	965,761	2,337,841

Total Increase (Decrease) in Net Assets	98,504	1,032,514	156,146	1,144,678	1,467,487	769,378	2,388,597

Net Assets:
Beginning of year or period	1,588,890	556,376	0	4,200,164	2,732,677	2,985,123	596,526
End of year or period*	$1,687,394	$1,588,890	$156,146	$5,344,842	$4,200,164	$3,754,501	$2,985,123

*Including undistributed (overdistributed) net investment income of:	$44,737	$26,245	$797	$4,454	$(21,139)	$22,724	$(2,897)

**	See note 11 in the Notes to Financial Statements.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Fund		PIMCO High Yield Spectrum Fund		PIMCO Income Fund		PIMCO Long-Term Credit Fund		PIMCO Senior Floating Rate Fund

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Period From September 15, 2010 to March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Period From April 29, 2011 to March 31, 2012

$888,437	$702,201	$43,171	$6,435	$393,120	$166,060	$106,507	$105,921	$8,760
145,634	96,523	7,714	502	119,251	39,384	119,603	94,698	(139)
167	328	35	10	(51)	18	22	19	(1)
(209,308)	354,677	(14,049)	7,046	(36,643)	140,492	80,855	6,126	1,353
932	57	(3)	0	1	0	0	0	0
825,862	1,153,786	36,868	13,993	475,678	345,954	306,987	206,764	9,973

(663,130)	(454,382)	(43,644)	(6,572)	(283,785)	(121,738)	(115,348)	(110,387)	(8,515)
(33,470)	(22,417)	(250)	(76)	(15,900)	(1,305)	0	0	(107)
(66,773)	(65,959)	0	0	(40)	(31)	0	0	0
(49,594)	(54,239)	(577)	(189)	(55,290)	(14,302)	0	0	(30)
(83,011)	(81,123)	(150)	(18)	(43,773)	(9,239)	0	0	(72)
(2,244)	(6,536)	0	0	0	0	0	0	0
(35,148)	(34,840)	(162)	(59)	(23,749)	(4,954)	0	0	(30)
(3,215)	(2,770)	0	0	(127)	(12)	0	0	0

(10,901)	0	(2,033)	(120)	(33,937)	(19,186)	(101,632)	(115,103)	(88)
(541)	0	(3)	(1)	(2,229)	(176)	0	0	(1)
(992)	0	0	0	(5)	(4)	0	0	0
(773)	0	(21)	(6)	(7,159)	(2,569)	0	0	(1)
(1,312)	0	(8)	0	(6,082)	(1,572)	0	0	(1)
(28)	0	0	0	0	0	0	0	0
(619)	0	(8)	(3)	(3,579)	(894)	0	0	0
(56)	0	0	0	(21)	(2)	0	0	0

(951,807)	(722,266)	(46,856)	(7,044)	(475,676)	(175,984)	(216,980)	(225,490)	(8,845)

4,558,594	3,569,877	469,836	482,681	3,381,597	3,800,220	521,512	(142,123)	403,160

4,432,649	4,001,397	459,848	489,630	3,381,599	3,970,190	611,519	(160,849)	404,288

12,392,194	8,390,797	489,630	0	4,485,269	515,079	1,673,967	1,834,816	0
$16,824,843	$12,392,194	$949,478	$489,630	$7,866,868	$4,485,269	$2,285,486	$1,673,967	$404,288

$(757)	$(46,428)	$3,721	$(471)	$46,022	$12,721	$(4,901)	$(4,547)	$151

ANNUAL REPORT	MARCH 31, 2012	37

Statement of Cash Flows

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO Income Fund

Cash flows used for operating activities:

Net increase in net assets resulting from operations	$475,678

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(33,965,716)
Proceeds from sales of long-term securities	28,822,079
Purchases from short-term portfolio investments, net	(179,415)
Increase in deposits with counterparty	(824)
Increase in receivable for investments sold	(33,951)
Increase in interest and dividends receivable	(33,762)
Increase in OTC swap premiums received (paid)	14,457
Increase in other assets	(1)
Increase in payable for investments purchased	539,458
Increase in accrued investment advisory fees	597
Increase in accrued supervisory and administrative fees	834
Increase in accrued distribution fee	271
Increase in accrued servicing fee	215
Decrease in other liabilities	(1)
Increase in variation margin payable on financial derivative instruments	176
Proceeds from currency transactions	18,291
Proceeds from short sale transactions	8,256
Net change in unrealized depreciation on investments, futures contracts, written options, and swaps	36,642
Net realized gain on investments	(137,827)
Net amortization on investments	(16,686)
Net cash used for operating activities	(4,451,229)

Cash flows received from financing activities:
Proceeds from shares sold	4,086,772
Payment on shares redeemed	(1,248,430)
Cash dividend paid*	(30,393)
Net borrowing of reverse repurchase agreements	1,653,779
Decrease in overdraft due to custodian	(11,326)
Increase in payable to counterparty	935
Net cash received from financing activities	4,451,337

Net Increase in Cash	108

Cash and Foreign Currency:
Beginning of year	2,428
End of year	$2,536

* Reinvestment of dividends	$444,395

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$(9,495)

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Convertible Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%
Springleaf Finance Corp.
5.500% due 05/10/2017		$11,200	$10,339

Total Bank Loan Obligations (Cost $10,643)			10,339

CORPORATE BONDS & NOTES 5.6%

BANKING & FINANCE 4.9%
AGFC Capital Trust
6.000% due 01/15/2067		6,800	3,128
American International Group, Inc.
3.750% due 11/30/2013		7,200	7,286
Bank of America Corp.
6.000% due 09/01/2017		25,570	27,876
CIT Group, Inc.
5.250% due 04/01/2014		1,900	1,950
EuroCredit CDO BV
1.784% due 10/04/2013 (k)	EUR	692	923
International Lease Finance Corp.
5.875% due 05/01/2013		$1,000	1,028
6.750% due 09/01/2016		3,500	3,767
7.125% due 09/01/2018		9,300	10,183
Intesa Sanpaolo SpA
3.625% due 08/12/2015		5,000	4,780
MBIA Insurance Corp.
14.000% due 01/15/2033		5,000	3,075
Provident Funding Associates LP
10.250% due 04/15/2017		3,000	2,932
Rabobank Group
6.875% due 03/19/2020	EUR	400	516
Springleaf Finance Corp.
5.900% due 09/15/2012		$6,300	6,095
XL Group PLC
6.500% due 12/29/2049 (c)		9,900	8,440

			81,979

INDUSTRIALS 0.5%
Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	2,200	2,993
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		$36	39
McClatchy Co.
11.500% due 02/15/2017		5,000	5,337

			8,369

UTILITIES 0.2%
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		475	503
Tokyo Electric Power Co., Inc.
0.643% due 04/28/2015	JPY	100,000	1,014
4.500% due 03/24/2014	EUR	1,700	2,170

			3,687

Total Corporate Bonds & Notes (Cost $88,790)			94,035

CONVERTIBLE BONDS & NOTES 67.8%

BANKING & FINANCE 5.3%
Affiliated Managers Group, Inc.
3.950% due 08/15/2038		$8,605	9,509
Air Lease Corp.
3.875% due 12/01/2018		5,000	5,481
BGC Partners, Inc.
4.500% due 07/15/2016		5,000	5,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boston Properties LP
3.625% due 02/15/2014	$1,260	$1,384
3.750% due 05/15/2036	15,600	17,803
Citigroup Funding, Inc.
1.080% due 08/31/2012	2,000	1,963
2.800% due 08/31/2012	2,000	2,011
Digital Realty Trust LP
5.500% due 04/15/2029	7,500	13,645
Health Care REIT, Inc.
3.000% due 12/01/2029	3,000	3,443
ProLogis LP
2.250% due 04/01/2037	8,500	8,543
SL Green Operating Partnership LP
3.000% due 10/15/2017	7,050	7,940
Vornado Realty LP
3.875% due 04/15/2025	13,000	13,081

		89,847

INDUSTRIALS 61.5%
Advanced Micro Devices, Inc.
6.000% due 05/01/2015	8,295	8,668
Alcoa, Inc.
5.250% due 03/15/2014	6,700	11,197
Alliance Data Systems Corp.
4.750% due 05/15/2014	4,185	11,310
Alliance One International, Inc.
5.500% due 07/15/2014	445	441
Alpha Appalachia Holdings, Inc.
3.250% due 08/01/2015	1,120	1,011
Alpha Natural Resources, Inc.
2.375% due 04/15/2015	1,230	1,104
Amgen, Inc.
0.375% due 02/01/2013	41,040	42,169
Amkor Technology, Inc.
6.000% due 04/15/2014	2,500	5,319
Anixter International, Inc.
1.000% due 02/15/2013	3,150	3,961
Archer-Daniels-Midland Co.
0.875% due 02/15/2014	22,431	23,048
Avis Budget Group, Inc.
3.500% due 10/01/2014	3,000	3,533
BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017	1,300	2,324
BorgWarner, Inc.
3.500% due 04/15/2012	2,500	6,438
Cemex S.A.B. de C.V.
3.250% due 03/15/2016	5,000	4,738
Central European Distribution Corp.
3.000% due 03/15/2013	4,828	4,291
Cephalon, Inc.
2.500% due 05/01/2014	8,000	10,041
Chart Industries, Inc.
2.000% due 08/01/2018	5,000	6,425
Chesapeake Energy Corp.
2.500% due 05/15/2037	71,120	65,875
2.750% due 11/15/2035	19,500	19,329
Ciena Corp.
4.000% due 03/15/2015	15,000	17,006
Concur Technologies, Inc.
2.500% due 04/15/2015	11,000	14,066
Continental Airlines, Inc.
4.500% due 01/15/2015	7,000	9,511
CSG Systems International, Inc.
3.000% due 03/01/2017	2,000	1,950
Danaher Corp.
0.000% due 01/22/2021	3,600	5,877

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Electronic Arts, Inc.
0.750% due 07/15/2016	$18,000	$16,650
EMC Corp.
1.750% due 12/01/2013	37,240	70,104
Endo Pharmaceuticals Holdings, Inc.
1.750% due 04/15/2015	3,750	5,348
Equinix, Inc.
3.000% due 10/15/2014	3,000	4,526
4.750% due 06/15/2016	4,000	8,020
Ford Motor Co.
4.250% due 12/15/2036 (c)	10,500	16,551
General Cable Corp.
0.875% due 11/15/2013	2,000	1,960
Gilead Sciences, Inc.
0.625% due 05/01/2013	4,700	6,239
1.000% due 05/01/2014	17,500	21,481
1.625% due 05/01/2016	12,800	16,416
Hertz Global Holdings, Inc.
5.250% due 06/01/2014	5,000	9,656
Hilton Worldwide, Inc.
3.375% due 04/15/2023	0	0
Hologic, Inc.
2.000% due 12/15/2037	11,052	11,038
Human Genome Sciences, Inc.
2.250% due 08/15/2012	2,500	2,519
Illumina, Inc.
0.250% due 03/15/2016	5,000	4,819
Incyte Corp. Ltd.
4.750% due 10/01/2015	2,700	6,220
Ingersoll-Rand Global Holding Co. Ltd.
4.500% due 04/15/2012	3,500	8,124
Intel Corp.
2.950% due 12/15/2035	400	462
International Game Technology
3.250% due 05/01/2014	12,500	14,234
JDS Uniphase Corp.
1.000% due 05/15/2026	7,600	7,610
Kinross Gold Corp.
1.750% due 03/15/2028	5,000	4,988
Lam Research Corp.
1.250% due 05/15/2018	5,000	5,275
Leap Wireless International, Inc.
4.500% due 07/15/2014	1,920	1,841
Lennar Corp.
2.000% due 12/01/2020	10,000	11,750
LifePoint Hospitals, Inc.
3.500% due 05/15/2014	13,559	14,237
Linear Technology Corp.
3.000% due 05/01/2027	15,600	16,673
Medtronic, Inc.
1.625% due 04/15/2013	12,500	12,688
Mentor Graphics Corp.
4.000% due 04/01/2031	2,000	2,165
Meritor, Inc.
4.625% due 03/01/2026	4,000	3,670
MGM Resorts International
4.250% due 04/15/2015	25,100	26,637
Microchip Technology, Inc.
2.125% due 12/15/2037	12,200	16,897
Micron Technology, Inc.
1.500% due 08/01/2031	21,000	22,260
1.875% due 06/01/2014	5,000	5,106
Microsoft Corp.
0.000% due 06/15/2013	37,000	40,700
Molycorp, Inc.
3.250% due 06/15/2016	4,000	3,755

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	39

Schedule of Investments PIMCO Convertible Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mylan, Inc.
3.750% due 09/15/2015	$1,300	$2,441
Navistar International Corp.
3.000% due 10/15/2014	5,000	5,538
NetApp, Inc.
1.750% due 06/01/2013	23,500	34,163
Newmont Mining Corp.
1.625% due 07/15/2017	30,000	39,600
Novellus Systems, Inc.
2.625% due 05/15/2041	4,000	5,580
Omnicare, Inc.
3.250% due 12/15/2035	3,040	2,937
3.750% due 12/15/2025	6,000	8,745
Owens-Brockway Glass Container, Inc.
3.000% due 06/01/2015	9,100	8,952
Peabody Energy Corp.
4.750% due 12/15/2066	10,090	9,636
Pioneer Natural Resources Co.
2.875% due 01/15/2038	5,025	9,667
Rovi Corp.
2.625% due 02/15/2040	4,950	5,216
Saks, Inc.
2.000% due 03/15/2024	5,000	5,331
Salesforce.com, Inc.
0.750% due 01/15/2015	3,800	7,125
SanDisk Corp.
1.000% due 05/15/2013	8,405	8,426
1.500% due 08/15/2017	11,100	13,195
SBA Communications Corp.
4.000% due 10/01/2014	2,400	4,230
Steel Dynamics, Inc.
5.125% due 06/15/2014	2,500	2,847
Stewart Enterprises, Inc.
3.125% due 07/15/2014	5,955	5,843
Stillwater Mining Co.
1.875% due 03/15/2028	2,000	2,030
Symantec Corp.
1.000% due 06/15/2013	28,300	31,837
Textron, Inc.
4.500% due 05/01/2013	5,000	10,731
Transocean, Inc.
1.500% due 12/15/2037	44,750	44,526
Trinity Industries, Inc.
3.875% due 06/01/2036	1,810	1,982
TRW Automotive, Inc.
3.500% due 12/01/2015	3,000	5,258
United Rentals, Inc.
4.000% due 11/15/2015 (c)	9,000	35,100
United States Steel Corp.
4.000% due 05/15/2014	5,000	5,938
VeriSign, Inc.
3.250% due 08/15/2037	9,500	12,184
Xilinx, Inc.
2.625% due 06/15/2017	6,400	8,648

		1,037,957

UTILITIES 1.0%
CenterPoint Energy, Inc.
0.468% due 09/15/2029	275	10,330
Time Warner Telecom, Inc.
2.375% due 04/01/2026	4,265	5,304

		15,634

Total Convertible Bonds & Notes (Cost $1,023,081)		1,143,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%
Illinois Finance Authority Revenue Notes, Series 2007
9.000% due 03/01/2014^	$320	$105

Total Municipal Bonds & Notes (Cost $320)		105

ASSET-BACKED SECURITIES 0.0%
Argent Securities, Inc.
1.292% due 12/25/2033	134	101
SLM Student Loan Trust
3.492% due 05/16/2044	1,763	1,832

Total Asset-Backed Securities (Cost $1,974)		1,933

	SHARES
COMMON STOCKS 4.6%

CONSUMER DISCRETIONARY 0.4%
Liberty Global, Inc. (a)	131,881	6,532
Teavana Holdings, Inc. (a)	8,155	161

		6,693

ENERGY 0.0%
Lone Pine Resources, Inc. (a)	10,938	71

FINANCIALS 0.1%
American International Group, Inc. (a)	71,667	2,209

HEALTH CARE 0.4%
Elan Corp. PLC SP - ADR (a)	1	0
HCA Holdings, Inc.	286,300	7,083

		7,083

INFORMATION TECHNOLOGY 3.1%
Advanced Micro Devices, Inc. (a)	1,834,000	14,709
Intel Corp.	1,310,000	36,824

		51,533

UTILITIES 0.6%
NRG Energy, Inc. (a)	607,000	9,512

Total Common Stocks (Cost $67,464)		77,101

CONVERTIBLE PREFERRED SECURITIES 12.1%

BANKING & FINANCE 5.8%
Citigroup, Inc.
7.500% due 12/15/2012	463,000	47,934
Dole Food Automatic Common Exchange Security Trust
7.000% due 11/01/2012	100,000	993
Health Care REIT, Inc.
6.500% due 12/31/2049	142,000	7,424
Lehman Brothers Holdings, Inc.
7.250% due 12/31/2049^	9,000	6
MetLife, Inc.
5.000% due 09/11/2013	290,000	20,509
Swift Mandatory Common Exchange Security Trust
6.000% due 12/31/2013	740,910	8,115
Wells Fargo & Co.
7.500% due 12/31/2049	11,658	13,019

		98,000

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 4.4%
AngloGold Ashanti Holdings Finance PLC
6.000% due 09/15/2013	246,100	$10,597
Apache Corp.
6.000% due 08/01/2013	238,200	13,230
General Motors Co.
4.750% due 12/01/2013	867,000	36,284
Motors Liquidation Co.
5.250% due 03/06/2032	400,000	100
Stanley Black & Decker, Inc.
4.750% due 11/17/2015	115,000	13,993

		74,204

UTILITIES 1.9%
AES Trust
6.750% due 10/15/2029	53,870	2,688
NextEra Energy, Inc.
7.000% due 09/01/2013	200,000	10,760
PPL Corp.
8.750% due 05/01/2014	100,000	5,375
9.500% due 07/01/2013	260,000	14,089

		32,912

Total Convertible Preferred Securities (Cost $224,167)		205,116

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup, Inc.
6.150% due 12/15/2012	100,000	555

Total Preferred Securities (Cost $503)		555

EXCHANGE-TRADED FUNDS 2.7%
SPDR Gold Trust	277,900	45,059

Total Exchange-Traded Funds (Cost $46,891)		45,059

REAL ESTATE INVESTMENT TRUSTS 0.2%
Simon Property Group, Inc.	21,526	3,136
Ventas, Inc.	800	46

Total Real Estate Investment Trusts (Cost $2,069)		3,182

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.4%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/02/2012	$3,039	3,039

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $3,105. Repurchase proceeds are $3,039.)

U.S. TREASURY BILLS 8.2%
0.107% due 04/05/2012 - 02/07/2013 (b)(d)(f)(g)	139,138	139,077

Total Short-Term Instruments (Cost $142,116)		142,116

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

MARKET VALUE (000s)
PURCHASED OPTIONS (i) 0.1%
(Cost $4,695)	$1,573

Total Investments 102.1% (Cost $1,612,713)	$1,724,552

Other Assets and Liabilities (Net) (2.1%)	(37,158)

Net Assets 100.0%	$1,687,394

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Securities with an aggregate market value of $30,100 and cash of $12,428 have been pledged as collateral as of March 31, 2012 for equity options, equity short sales, and other transactions in accordance with prime brokerage arrangements.
(d)	Securities with an aggregate market value of $5,488 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $26,054 at a weighted average interest rate of (2.310%). On March 31, 2012, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $2,480 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini NASDAQ 100 Index June Futures	Short	06/2012	222	$(521)
E-mini S&P 500 Index June Futures	Long	06/2012	28	23
S&P 500 Index June Futures	Short	06/2012	117	(964)

				$(1,462)

(g)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $11,831 and cash of $8 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.IG-16 5-Year Index	1.000%	06/20/2016	$	265,000	$2,073	$1,657

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	$	73,000	$4,975	$4,975

(h)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	DUB	(5.000%	)	06/20/2015	2.624%	$	3,000	$(225)	$105	$(330)
Advanced Micro Devices, Inc.	DUB	(5.000%	)	12/20/2016	3.635%		1,000	(60)	85	(145)
Advanced Micro Devices, Inc.	JPM	(5.000%	)	12/20/2016	3.635%		2,000	(120)	180	(300)
Chesapeake Energy Corp.	BOA	(5.000%	)	12/20/2018	5.075%		5,000	10	(465)	475
Chesapeake Energy Corp.	GST	(5.000%	)	03/20/2017	4.684%		10,000	(153)	82	(235)
International Game Technology	DUB	(1.000%	)	06/20/2014	0.616%		9,200	(81)	212	(293)
International Lease Finance Corp.	BOA	(5.000%	)	06/20/2017	4.483%		7,000	(165)	(491)	326
Intesa Sanpaolo SpA	GST	(3.000%	)	09/20/2015	3.183%	EUR	5,000	31	389	(358)
Lennar Corp.	BRC	(5.000%	)	12/20/2013	1.234%	$	4,600	(305)	(105)	(200)
Lennar Corp.	GST	(5.000%	)	12/20/2013	1.234%		5,000	(332)	(338)	6
MGM Resorts International	CBK	(5.000%	)	09/20/2016	6.009%		4,000	145	520	(375)
MGM Resorts International	DUB	(5.000%	)	12/20/2016	6.128%		2,500	106	247	(141)
MGM Resorts International	GST	(5.000%	)	06/20/2015	5.303%		7,000	50	788	(738)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	41

Schedule of Investments PIMCO Convertible Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MGM Resorts International	GST	(5.000%	)	12/20/2016	6.128%	$	2,500	$107	$269	$(162)
ProLogis	DUB	(1.000%	)	06/20/2012	0.369%		8,500	(14)	338	(352)
Transocean, Inc.	CBK	(1.000%	)	12/20/2012	0.437%		20,000	(90)	(101)	11

								$(1,096)	$1,715	$(2,811)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMS Energy Corp.	BOA	1.000%	12/20/2015	1.283%	$	6,500	$(64)	$(360)	$296
HCA, Inc.	CBK	2.000%	09/20/2012	1.166%		600	3	0	3
HCA, Inc.	CBK	2.400%	06/20/2014	2.635%		400	(2)	0	(2)
Radioshack Corp.	DUB	5.000%	09/20/2013	7.876%		8,000	(300)	(340)	40
Starwood Hotels & Resorts Worldwide, Inc.	DUB	1.000%	12/20/2014	0.740%		13,000	96	172	(76)
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2012	5.926%	JPY	166,700	(22)	(296)	274
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%		9,600	(2)	(13)	11
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	5.928%		74,000	(30)	(164)	134
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	5.926%		80,000	(11)	(98)	87
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%	$	200	4	3	1

							$(328)	$(1,096)	$768

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-17 5-Year Index	MYC	5.000%	12/20/2016	33,950	$(484)	$(1,825)	$1,341
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016	100,000	782	350	432

					$298	$(1,475)	$1,773

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)	Purchased options outstanding on March 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC AUD versus USD	DUB	$1.102	04/27/2012	AUD	87,500	$577	$51

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,300.000	04/21/2012	627	$1,400	$113
Put - CBOE S&P 500 Index	1,350.000	04/21/2012	650	724	286

				$2,124	$399

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Options on Securities
Description	Counterparty	Strike Price			Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE XL Group PLC	—	$		12.500	01/19/2013	5,560		—	$900	$95
Put - CBOT Range Resources Corp.	—			60.000	06/16/2012	1,180		—	747	573
Put - OTC Glencore International PLC	GST		GBP	4.000	06/15/2012	—	GBP	37,400	166	183
Put - OTC Glencore International PLC	GST			4.400	06/15/2012	—		28,100	181	272

									$1,994	$1,123

(j)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	0	$535,200	EUR	150,000	$2,875
Sales	1,177	975,300		0	10,708
Closing Buys	(655)	(1,510,500)		(150,000)	(7,712)
Expirations	(522)	0		0	(5,871)
Exercised	0	0		0	0

Balance at 03/31/2012	0	$0	EUR	0	$0

(k)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
EuroCredit CDO BV	1.784%	10/04/2013	10/13/2011	$935	$923	0.05%

(l)	Short sales outstanding on March 31, 2012:

Description	Shares	Proceeds	Market Value
Eastman Kodak Co.	364,380	$1,333	$(116)
TRW Automotive Holdings Corp.	86,300	3,944	(4,009)
United Rentals, Inc.	677,000	8,107	(29,036)

		$13,384	$(33,161)

(m)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	14,238	04/2012	DUB	$0	$(549)	$(549)
Sell		80,252	04/2012	FBF	2,744	0	2,744
Sell	BRL	425	04/2012	JPM	12	0	12
Buy		425	04/2012	MSC	0	(14)	(14)
Sell		425	06/2012	MSC	13	0	13
Buy	CAD	1,057	06/2012	BRC	0	(9)	(9)
Buy	CNY	110,541	10/2012	UAG	82	0	82
Sell		110,541	10/2012	UAG	12	0	12
Buy		24,184	02/2013	BRC	0	(15)	(15)
Sell		24,184	02/2013	UAG	5	0	5
Buy		32,588	04/2014	JPM	0	(182)	(182)
Sell		32,588	04/2014	JPM	13	0	13
Sell	EUR	9,586	04/2012	BRC	0	(497)	(497)
Buy		17,405	04/2012	CBK	258	0	258
Sell		7,241	04/2012	CBK	0	(392)	(392)
Buy		81,363	04/2012	DUB	3,193	0	3,193
Sell		23,581	04/2012	DUB	0	(1,213)	(1,213)
Sell		28,876	04/2012	HUS	0	(256)	(256)
Buy		11,471	04/2012	JPM	186	0	186
Sell		17,488	04/2012	UAG	0	(1,054)	(1,054)
Sell		17,405	05/2012	CBK	0	(257)	(257)
Sell		11,471	05/2012	JPM	0	(185)	(185)
Sell		10	06/2012	BRC	0	0	0
Buy		77	06/2012	UAG	1	0	1
Buy	GBP	3,302	04/2012	DUB	51	0	51

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	43

Schedule of Investments PIMCO Convertible Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	3,302	04/2012	GST	$0	$(107)	$(107)
Sell		3,302	05/2012	DUB	0	(51)	(51)
Buy	HUF	580,680	05/2012	CBK	61	0	61
Sell		580,680	05/2012	HUS	0	(291)	(291)
Sell	INR	772,900	07/2012	DUB	216	0	216
Buy		772,900	07/2012	UAG	0	(1,822)	(1,822)
Sell	JPY	364,375	06/2012	BRC	30	0	30
Sell	KRW	23,351,950	07/2012	DUB	160	0	160
Buy		23,351,950	07/2012	UAG	0	(204)	(204)
Buy	MXN	243,734	06/2012	HUS	71	0	71
Sell		243,734	06/2012	UAG	89	0	89
Buy	MYR	5,125	04/2012	UAG	0	(15)	(15)
Buy	PHP	110,050	06/2012	CBK	7	0	7
Sell	SGD	25,064	05/2012	CBK	3	0	3
Buy		25,064	05/2012	UAG	136	0	136

					$7,343	$(7,113)	$230

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$10,339	$0	$10,339
Corporate Bonds & Notes
Banking & Finance	0	81,979	0	81,979
Industrials	0	8,330	39	8,369
Utilities	0	3,687	0	3,687
Convertible Bonds & Notes
Banking & Finance	0	85,873	3,974	89,847
Industrials	0	1,037,957	0	1,037,957
Utilities	0	15,634	0	15,634
Municipal Bonds & Notes
Illinois	0	105	0	105
Asset-Backed Securities	0	1,933	0	1,933
Common Stocks
Consumer Discretionary	6,693	0	0	6,693
Energy	71	0	0	71
Financials	2,209	0	0	2,209
Health Care	7,083	0	0	7,083
Information Technology	51,533	0	0	51,533
Utilities	9,512	0	0	9,512
Convertible Preferred Securities
Banking & Finance	88,892	9,108	0	98,000
Industrials	74,104	0	100	74,204
Utilities	32,912	0	0	32,912
Preferred Securities
Banking & Finance	0	555	0	555
Exchange-Traded Funds	45,059	0	0	45,059
Real Estate Investment Trusts	3,182	0	0	3,182

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Repurchase Agreements	$0	$3,039	$0	$3,039
U.S. Treasury Bills	0	139,077	0	139,077
Purchased Options
Equity Contracts	1,067	455	0	1,522
Foreign Exchange Contracts	0	51	0	51
	$322,317	$1,398,122	$4,113	$1,724,552

Short Sales, at value	$(33,161)	$0	$0	$(33,161)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	5,094	0	5,094
Equity Contracts	23	0	0	23
Foreign Exchange Contracts	0	7,343	0	7,343
Interest Rate Contracts	0	4,975	0	4,975
	$23	$17,412	$0	$17,435

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,707)	0	(3,707)
Equity Contracts	(1,485)	0	0	(1,485)
Foreign Exchange Contracts	0	(7,113)	0	(7,113)
	$(1,485)	$(10,820)	$0	$(12,305)

Totals	$287,694	$1,404,714	$4,113	$1,696,521

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$41	$0	$(2)	$0	$0	$0	$0	$0	$39	$0
Convertible Bonds & Notes
Banking & Finance	3,960	0	0	0	0	14	0	0	3,974	14
Convertible Preferred Securities	0	0	0	0	0	100	0	0	100	100

Totals	$4,001	$0	$(2)	$0	$0	$114	$0	$0	$4,113	$114

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$1,522	$51	$0	$1,573
Variation margin receivable on financial derivative instruments (2)	0	151	0	0	1,188	1,339
Unrealized appreciation on foreign currency contracts	0	0	0	7,343	0	7,343
Unrealized appreciation on OTC swap agreements	0	3,437	0	0	0	3,437

	$0	$3,588	$1,522	$7,394	$1,188	$13,692

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$106	$0	$0	$106
Unrealized depreciation on foreign currency contracts	0	0	0	7,113	0	7,113
Unrealized depreciation on OTC swap agreements	0	3,707	0	0	0	3,707

	$0	$3,707	$106	$7,113	$0	$10,926

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$(127)	$262	$(446)	$521	$210
Net realized gain (loss) on futures contracts	0	0	(21,512)	0	6,193	(15,319)
Net realized gain on written options	0	3,574	5,871	0	151	9,596
Net realized gain (loss) on swaps	0	20,855	41	0	(275)	20,621
Net realized gain on foreign currency transactions	0	0	0	4,309	0	4,309

	$0	$24,302	$(15,338)	$3,863	$6,590	$19,417

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$306	$(2,038)	$(526)	$0	$(2,258)
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	(3,980)	0	362	(3,618)
Net change in unrealized (depreciation) on written options	0	(2,046)	0	0	0	(2,046)
Net change in unrealized appreciation on swaps	0	925	0	0	6,515	7,440
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,018	0	1,018

	$0	$(815)	$(6,018)	$492	$6,877	$536

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(1,462) and open centrally cleared swaps cumulative appreciation/(depreciation) of $6,632 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	45

Schedule of Investments PIMCO Convertible Fund (Cont.)

March 31, 2012

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(219)	$312	$93
BRC	(796)	704	(92)
CBK	(318)	271	(47)
DUB	2,161	(2,150)	11
FBF	2,744	(2,550)	194
GST	51	(770)	(719)
HUS	(476)	290	(186)
JPM	(276)	281	5
MSC	(1)	0	(1)
MYC	(484)	6	(478)
UAG	(2,776)	3,209	433

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Credit Absolute Return Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 17.1%
Ashland, Inc.
3.750% due 08/23/2018		$995	$	996
Charter Communications, Inc.
3.720% due 09/06/2016		992		991
Chrysler Group LLC
6.000% due 05/24/2017		990		1,007
Colfax Corp.
3.241% - 3.242% due 01/13/2017		475		473
4.500% due 01/13/2019		1,297		1,300
Crown Castle Operating Co.
4.000% due 01/31/2019		1,047		1,043
CSC Holdings LLC
1.991% due 03/29/2016		1,591		1,582
Delos Aircraft, Inc.
7.000% due 03/17/2016		1,000		1,006
DigitalGlobe, Inc.
5.750% due 09/21/2018		998		961
Dole Food Co., Inc.
5.000% - 6.000% due 07/08/2018		969		976
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		560		561
HCA, Inc.
3.491% due 05/01/2018		1,673		1,643
Health Management Associates, Inc.
4.500% due 11/18/2018		998		991
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018		995		1,001
NXP Semiconductors NV
5.500% due 03/04/2017		1,294		1,291
Polyone Corp.
5.000% due 12/20/2017		998		1,003
RPI Finance Trust
3.750% due 11/10/2016		302		302
4.000% due 05/10/2018		993		995
Sandridge Energy, Inc.
3.500% due 02/01/2013		1,950		1,950
Sealed Air Corp.
4.750% due 10/03/2018		985		998
Springleaf Finance Corp.
5.500% due 05/10/2017		850		785
Transdigm, Inc.
4.000% due 02/14/2017		992		995
Valeant Pharmaceuticals International
3.750% due 02/13/2019		1,800		1,788
Warner Chilcott Co. LLC
4.250% due 03/15/2018		1,985		1,986

Total Bank Loan Obligations (Cost $26,174)				26,624

CORPORATE BONDS & NOTES 43.2%

BANKING & FINANCE 9.7%
Banco Santander Brasil S.A.
4.500% due 04/06/2015		500		511
BBVA Bancomer S.A.
6.500% due 03/10/2021		500		524
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		1,200		1,314
HSBC Bank Capital Funding Sterling LP
5.862% due 04/29/2049	GBP	700		952
HSBC Finance Corp.
0.918% due 06/01/2016		$1,150		1,043
International Lease Finance Corp.
7.125% due 09/01/2018		750		821

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
LBG Capital PLC
9.334% due 02/07/2020	GBP	900	$	1,343
MCE Finance Ltd.
10.250% due 05/15/2018		$400		451
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		1,600		1,780
Morgan Stanley
1.047% due 10/15/2015		1,450		1,306
ProLogis LP
6.875% due 03/15/2020		1,000		1,150
Prudential Financial, Inc.
8.875% due 06/15/2068		500		595
Rabobank Group
6.875% due 03/19/2020	EUR	600		774
Regions Financial Corp.
4.875% due 04/26/2013		$500		514
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		1,000		1,064
State Street Capital Trust
5.464% due 01/29/2049		250		251
Virgin Media Secured Finance PLC
6.500% due 01/15/2018		700		764

				15,157

INDUSTRIALS 22.9%
ALROSA Finance S.A.
7.750% due 11/03/2020		250		268
American Airlines Pass-Through Trust
8.625% due 04/15/2023		750		791
10.375% due 01/02/2021		988		1,075
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		452		473
Braskem Finance Ltd.
7.000% due 05/07/2020		500		564
Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	400		551
Concho Resources, Inc.
6.500% due 01/15/2022		$480		509
8.625% due 10/01/2017		500		550
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		796		908
9.250% due 11/10/2018		168		180
Continental Resources, Inc.
7.125% due 04/01/2021		670		747
CSN Resources S.A.
6.500% due 07/21/2020		900		1,013
CVS Pass-Through Trust
5.926% due 01/10/2034		996		1,068
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014		1,000		1,010
7.750% due 06/17/2021		395		450
DP World Sukuk Ltd.
6.250% due 07/02/2017		500		529
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021		1,000		1,041
6.500% due 04/01/2020		900		1,010
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		400		397
GTL Trade Finance, Inc.
7.250% due 10/20/2017		500		579
Harvest Operations Corp.
6.875% due 10/01/2017		600		639
Kabel BW Musketeer GmbH
9.500% due 03/15/2021	EUR	300		435
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		$255		327

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MGM Resorts International
10.375% due 05/15/2014		$750	$	854
Mongolian Mining Corp.
8.875% due 03/29/2017		775		771
Mylan, Inc.
7.875% due 07/15/2020		1,900		2,128
Novatek Finance Ltd.
5.326% due 02/03/2016		800		845
OGX Austria GmbH
8.375% due 04/01/2022		1,700		1,721
8.500% due 06/01/2018		250		261
Peabody Energy Corp.
6.000% due 11/15/2018		650		640
Penn Virginia Resource Partners LP
8.250% due 04/15/2018		875		901
PHH Corp.
7.125% due 03/01/2013		750		764
Pioneer Natural Resources Co.
6.875% due 05/01/2018		1,400		1,653
Plains All American Pipeline LP
3.650% due 06/01/2022		400		393
8.750% due 05/01/2019		115		150
Polypore International, Inc.
7.500% due 11/15/2017		175		186
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019		1,450		1,566
Rockies Express Pipeline LLC
5.625% due 04/15/2020		810		697
6.850% due 07/15/2018		900		846
RZD Capital Ltd.
5.739% due 04/03/2017		300		319
SandRidge Energy, Inc.
7.500% due 03/15/2021		400		396
Southwestern Energy Co.
7.500% due 02/01/2018		1,460		1,766
Terex Corp.
6.500% due 04/01/2020		400		404
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	200		284
Univision Communications, Inc.
6.875% due 05/15/2019		$340		346
Wynn Las Vegas LLC
5.375% due 03/15/2022		2,375		2,322
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	300		433

				35,760

UTILITIES 10.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$2,000		2,135
Calpine Construction Finance Co. LP
8.000% due 06/01/2016		400		437
CMS Energy Corp.
5.050% due 03/15/2022		1,250		1,264
8.750% due 06/15/2019		200		245
DPL, Inc.
6.500% due 10/15/2016		1,000		1,080
Energy Future Holdings Corp.
10.000% due 01/15/2020		100		109
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		1,625		1,678
10.000% due 12/01/2020		1,000		1,095
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		1,800		2,232
Ipalco Enterprises, Inc.
7.250% due 04/01/2016		900		985

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	47

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
NGPL PipeCo LLC
6.514% due 12/15/2012		$2,750	$	2,654
TNK-BP Finance S.A.
7.250% due 02/02/2020		600		698
7.500% due 07/18/2016		800		906
7.875% due 03/13/2018		700		819
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	200		255

				16,592

Total Corporate Bonds & Notes (Cost $66,018)				67,509

MUNICIPAL BONDS & NOTES 0.4%

MINNESOTA 0.4%
Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
2.643% due 03/01/2014		$300		304
3.093% due 03/01/2015		300		306

Total Municipal Bonds & Notes (Cost $600)				610

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Notes
2.000% due 11/15/2021		3,550		3,494

Total U.S. Treasury Obligations (Cost $3,585)				3,494

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	$2,316	$	2,167
Countrywide Alternative Loan Trust
5.750% due 07/25/2035	400		305

Total Mortgage-Backed Securities (Cost $2,442)			2,472

SHORT-TERM INSTRUMENTS 36.6%

REPURCHASE AGREEMENTS 0.7%
Banc of America Securities LLC
0.050% due 04/02/2012	700		700
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $715. Repurchase proceeds are $700.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	443		443
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $453. Repurchase proceeds are $443.)

			1,143

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 7.0%
0.135% due 04/12/2012 - 02/07/2013 (a)(c)(d)	$10,941	$	10,935

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (b) 28.9%
PIMCO Short-Term Floating NAV Portfolio	4,509,761		45,192

Total Short-Term Instruments (Cost $57,255)			57,270

PURCHASED OPTIONS (f) 0.0%
(Cost $35)			25

Total Investments 101.2% (Cost $156,109)		$	158,004

Written Options (g) (0.2%) (Premiums $252)			(242)

Other Assets and Liabilities (Net) (1.0%)			(1,616)

Net Assets 100.0%		$	156,146

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Securities with an aggregate market value of $522 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Centrally cleared swap agreements outstanding on March 31, 2012: Securities with an aggregate market value of $370 and cash of $404 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	7,275	$126	$(274)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		550	16	3

					$142	$(271)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	8,400	$90	$166

(e)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	MYC	(1.000%	)	03/20/2017	1.096%	$	1,390	$6	$27	$(21)
AutoZone, Inc.	GST	(1.000%	)	12/20/2016	0.422%		2,000	(54)	(30)	(24)
BMW Finance N.V.	GST	(1.000%	)	12/20/2016	0.887%	EUR	750	(6)	31	(37)
Commerzbank AG	GST	(1.000%	)	12/20/2016	2.190%		950	65	93	(28)
COX Communications, Inc.	UAG	(1.000%	)	12/20/2016	0.438%	$	1,300	(34)	(19)	(15)
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	2.541%	EUR	950	82	95	(13)
Daimler Finance North America LLC	FBF	(1.000%	)	12/20/2016	0.983%		2,000	(4)	89	(93)

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
E.I. du Pont de Nemours & Co.	FBF	(1.000%	)	09/20/2014	0.234%	$	1,000	$(19)	$(18)	$(1)
Erste Group Bank AG	FBF	(1.000%	)	09/20/2016	2.414%	EUR	1,500	115	144	(29)
Intesa Sanpaolo SpA	BOA	(3.000%	)	03/20/2017	3.471%		1,200	31	21	10
Kroger Co.	RYL	(1.000%	)	09/20/2016	0.589%	$	1,000	(18)	1	(19)
Lloyds TSB Bank PLC	BOA	(1.000%	)	12/20/2016	2.829%	GBP	900	110	168	(58)
Lockheed Martin Corp.	GST	(1.000%	)	12/20/2016	0.628%	$	1,000	(18)	(15)	(3)
Macy’s Retail Holdings, Inc.	MYC	(1.000%	)	12/20/2016	1.014%		1,000	1	12	(11)
Mohawk Industries, Inc.	GST	(1.000%	)	09/20/2016	1.569%		1,000	24	82	(58)
Motorola Solutions, Inc.	BOA	(1.000%	)	12/20/2016	0.733%		1,350	(17)	1	(18)
New York Times Co.	FBF	(1.000%	)	12/20/2016	2.694%		450	33	45	(12)
New York Times Co.	GST	(1.000%	)	12/20/2016	2.694%		850	62	85	(23)
Nexen, Inc.	FBF	(1.000%	)	09/20/2016	1.298%		1,000	12	45	(33)
Northrop Grumman Systems Corp.	DUB	(1.000%	)	12/20/2016	0.381%		1,000	(29)	(8)	(21)
Nucor Corp.	FBF	(1.000%	)	09/20/2016	0.825%		1,000	(8)	1	(9)
Nucor Corp.	GST	(1.000%	)	09/20/2016	0.825%		1,000	(8)	5	(13)
Owens Corning	GST	(1.000%	)	09/20/2016	1.731%		1,000	31	68	(37)
Rabobank Group	BOA	(1.000%	)	12/20/2016	1.342%	EUR	600	12	4	8
Suncor Energy, Inc.	BRC	(1.000%	)	12/20/2016	0.898%	$	1,000	(5)	35	(40)
Suncor Energy, Inc.	DUB	(1.000%	)	09/20/2016	0.849%		1,000	(7)	16	(23)
Vornado Realty LP	RYL	(1.000%	)	09/20/2016	1.172%		1,500	11	74	(63)
Wyndham Worldwide Corp.	BOA	(1.000%	)	12/20/2016	0.937%		1,000	(3)	44	(47)

								$365	$1,096	$(731)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	DUB	1.000%	09/20/2016	2.522%	$	400	$(25)	$(35)	$10
Ally Financial, Inc.	DUB	5.000%	12/20/2012	2.499%		2,000	40	(10)	50
ArcelorMittal	CBK	1.000%	09/20/2016	4.474%	EUR	500	(90)	(90)	0
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.085%	$	1,500	(5)	(29)	24
Brazil Government International Bond	BRC	1.000%	12/20/2016	1.132%		1,000	(6)	(39)	33
Chesapeake Energy Corp.	GST	5.000%	03/20/2017	4.684%		1,300	20	0	20
China Development Bank Corp.	HUS	1.000%	12/20/2012	0.688%		1,000	2	(15)	17
China Government International Bond	BRC	1.000%	09/20/2016	0.977%		1,500	2	(5)	7
China Government International Bond	MYC	1.000%	09/20/2016	0.977%		1,000	1	(16)	17
Egypt Government International Bond	HUS	1.000%	09/20/2016	5.438%		400	(69)	(50)	(19)
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	09/20/2016	1.079%		500	(2)	0	(2)
Export-Import Bank of China	HUS	1.000%	12/20/2012	0.297%		1,000	6	(12)	18
Fiat Finance & Trade S.A.	DUB	5.000%	03/20/2014	4.683%	EUR	900	9	6	3
Fiat Finance & Trade S.A.	HUS	5.000%	12/20/2013	4.324%		250	5	(17)	22
Ford Motor Co.	DUB	5.000%	12/20/2012	0.772%	$	1,000	32	40	(8)
Forest Oil Corp.	GST	5.000%	09/20/2016	5.321%		1,000	(11)	4	(15)
Forest Oil Corp.	GST	5.000%	03/20/2017	5.639%		1,700	(42)	(62)	20
Gazprom Via Gaz Capital S.A.	MYC	1.000%	09/20/2012	0.584%		1,000	2	(9)	11
Japan Government International Bond	BRC	1.000%	09/20/2016	0.873%		1,500	8	(1)	9
Lafarge S.A.	FBF	1.000%	09/20/2016	3.502%	EUR	500	(67)	(104)	37
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	1.534%	$	1,000	(2)	(27)	25
Mexico Government International Bond	BRC	1.000%	09/20/2016	1.042%		1,500	(2)	(29)	27
MGM Resorts International	GST	5.000%	12/20/2013	3.577%		300	8	4	4
MGM Resorts International	GST	5.000%	03/20/2014	3.805%		1,100	27	21	6
Morgan Stanley	JPM	1.000%	12/20/2012	2.172%		1,000	(8)	(72)	64
Nokia OYJ	DUB	1.000%	09/20/2013	1.799%	EUR	1,000	(15)	(37)	22
NRG Energy, Inc.	CBK	5.000%	03/20/2017	6.685%	$	250	(16)	(15)	(1)
NRG Energy, Inc.	GST	5.000%	03/20/2014	3.948%		460	10	12	(2)
NRG Energy, Inc.	GST	5.000%	09/20/2016	6.308%		500	(23)	(14)	(9)
NRG Energy, Inc.	GST	5.000%	12/20/2016	6.509%		460	(25)	(18)	(7)
Peugeot S.A.	BRC	1.000%	09/20/2016	4.562%	EUR	500	(91)	(96)	5
Qatar Government International Bond	HUS	1.000%	09/20/2016	1.079%	$	500	(1)	0	(1)
Republic of Korea	BRC	1.000%	09/20/2016	1.069%		1,500	(4)	(19)	15
RR Donnelley & Sons Co.	GST	5.000%	03/20/2013	3.134%		1,500	29	22	7
Russia Government International Bond	CBK	1.000%	09/20/2016	1.719%		1,000	(31)	(42)	11
Tokyo Electric Power Co., Inc.	BOA	1.000%	06/20/2013	7.001%	JPY	37,400	(32)	(30)	(2)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%		20,000	(5)	(26)	21
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	5.928%		15,800	(6)	(30)	24

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	49

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Tokyo Electric Power Co., Inc.	GST	1.000%	06/20/2013	7.001%	JPY	37,400	$(31)	$(29)	$(2)
UPC Holding BV	BRC	5.000%	09/20/2016	6.142%	EUR	250	(14)	(26)	12

							$(422)	$(895)	$473

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-17 5-Year Index	FBF	(5.000%	)	12/20/2016	$	2,546	$36	$69	$(33)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-18 5-Year Index	DUB	1.000%	06/20/2017	$	200	$1	$1	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS	BRL	39,500	$284	$(19)	$303
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		7,800	80	4	76
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		8,000	93	(12)	105
Pay	1-Year BRL-CDI	9.930%	01/02/2015	GLM		1,100	(1)	0	(1)
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	FBF	$	4,000	285	318	(33)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	1,800	31	31	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	41,900	5	(23)	28
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	GLM		3,400	1	0	1
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		75,600	10	57	(47)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		24,000	3	2	1

							$791	$358	$433

(f)	Purchased options outstanding on March 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	UAG	$	1.000	06/11/2012	AUD	780	$9	$9
Put - OTC AUD versus USD	HUS		1.000	06/11/2012		717	9	9
Put - OTC EUR versus USD	UAG		1.260	06/11/2012	EUR	640	8	3
Put - OTC EUR versus USD	DUB		1.260	06/11/2012		595	7	3
Put - OTC EUR versus USD	BRC		1.260	06/11/2012		190	2	1

							$35	$25

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(g)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013	$	1,300	$15	$(18)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		1,300	25	(20)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		6,200	73	(85)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		6,200	117	(98)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		700	10	(10)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		700	12	(11)

								$252	$(242)

Transactions in written call and put options for the period ended March 31, 2012:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	$0	EUR	0	$0
Sales	121,400		14,000	886
Closing Buys	(105,000)		(14,000)	(634)
Expirations	0		0	0
Exercised	0		0	0

Balance at 03/31/2012	$16,400	EUR	0	$252

(h)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	4,055	04/2012	HUS	$131	$0	$131
Buy		186	04/2012	MSC	0	(2)	(2)
Buy		1,294	04/2012	RBC	0	(16)	(16)
Buy	CAD	1,388	06/2012	BRC	0	(12)	(12)
Sell	CNY	3,034	06/2012	BRC	1	0	1
Sell		3,055	06/2012	DUB	1	0	1
Sell		1,505	06/2012	GST	1	0	1
Buy		6,095	06/2012	JPM	5	0	5
Sell		3,658	06/2012	JPM	2	0	2
Sell		3,104	06/2012	MSC	2	0	2
Sell		7,397	10/2012	BRC	7	0	7
Sell		3,293	10/2012	DUB	3	0	3
Buy		18,983	02/2013	BRC	0	(12)	(12)
Buy	EUR	530	04/2012	BRC	28	0	28
Sell		841	04/2012	BRC	0	(44)	(44)
Sell		621	04/2012	CBK	0	(34)	(34)
Sell		2,003	04/2012	DUB	0	(102)	(102)
Sell		10	04/2012	JPM	0	0	0
Sell		696	04/2012	RBC	0	(16)	(16)
Sell		1,519	04/2012	UAG	0	(92)	(92)
Sell		191	06/2012	BRC	0	(1)	(1)
Buy		85	06/2012	DUB	3	0	3
Buy		585	06/2012	JPM	9	0	9
Buy		635	06/2012	MSC	12	0	12
Buy		560	06/2012	RBC	14	0	14
Sell	GBP	3	06/2012	BRC	0	0	0
Sell		1,472	06/2012	UAG	0	(33)	(33)
Sell	INR	23,203	07/2012	DUB	0	(17)	(17)
Buy		23,080	07/2012	JPM	0	(7)	(7)
Buy	KRW	372,618	07/2012	UAG	0	(3)	(3)
Buy	MXN	4,587	06/2012	HUS	0	(1)	(1)
Buy	NOK	1,340	04/2012	BRC	0	(3)	(3)
Buy		1,350	04/2012	CBK	0	(3)	(3)
Buy		1,350	04/2012	UAG	0	(4)	(4)
Sell	RUB	147	06/2012	CBK	0	0	0
Sell		147	06/2012	JPM	0	0	0
Buy	SGD	856	05/2012	UAG	5	0	5

					$224	$(402)	$(178)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	51

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$26,624	$0	$26,624
Corporate Bonds & Notes
Banking & Finance	0	15,157	0	15,157
Industrials	0	31,346	4,414	35,760
Utilities	0	16,592	0	16,592
Municipal Bonds & Notes
Minnesota	0	610	0	610
U.S. Treasury Obligations	0	3,494	0	3,494
Mortgage-Backed Securities	0	2,472	0	2,472
Short-Term Instruments
Repurchase Agreements	0	1,143	0	1,143
U.S. Treasury Bills	0	10,935	0	10,935
PIMCO Short-Term Floating NAV Portfolios	45,192	0	0	45,192
Purchased Options
Foreign Exchange Contracts	0	25	0	25
	$45,192	$108,398	$4,414	$158,004

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$562	$0	$562
Foreign Exchange Contracts	0	224	0	224
Interest Rate Contracts	0	680	0	680
	$0	$1,466	$0	$1,466

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,124)	0	(1,124)
Foreign Exchange Contracts	0	(402)	0	(402)
Interest Rate Contracts	0	(323)	0	(323)
	$0	$(1,849)	$0	$(1,849)

Totals	$45,192	$108,015	$4,414	$157,621

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 08/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$4,466	$(69)	$(18)	$(6)	$41	$0	$0	$4,414	$41

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$25	$0	$25
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	54	54
Unrealized appreciation on foreign currency contracts	0	0	0	224	0	224
Unrealized appreciation on OTC swap agreements	0	559	0	0	514	1,073

	$0	$559	$0	$249	$568	$1,376

Liabilities:
Written options outstanding	$0	$0	$0	$0	$242	$242
Variation margin payable on financial derivative instruments (2)	0	6	0	0	0	6
Unrealized depreciation on foreign currency contracts	0	0	0	402	0	402
Unrealized depreciation on OTC swap agreements	0	850	0	0	81	931

	$0	$856	$0	$402	$323	$1,581

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts	$0	$0	$(764)	$0	$10	$(754)
Net realized gain on written options	0	512	0	0	0	512
Net realized (loss) on swaps	0	(157)	0	0	(770)	(927)
Net realized gain on foreign currency transactions	0	0	0	248	0	248

	$0	$355	$(764)	$248	$(760)	$(921)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(10)	$0	$(10)
Net change in unrealized appreciation on written options	0	0	0	0	10	10
Net change in unrealized appreciation (depreciation) on swaps	0	(562)	0	0	599	37
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(178)	0	(178)

	$0	$(562)	$0	$(188)	$609	$(141)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $(105) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$101	$(40)	$61
BRC	(69)	11	(58)
CBK	(223)	250	27
DUB	(255)	261	6
FBF	383	(460)	(77)
GST	141	(340)	(199)
HUS	467	(280)	187
JPM	1	0	1
MSC	12	0	12
MYC	(8)	(360)	(368)
RBC	(18)	0	(18)
RYL	(7)	0	(7)
UAG	(149)	0	(149)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	53

Schedule of Investments PIMCO Diversified Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.5%
AES Corp.
4.250% due 05/27/2018		$2,970	$2,977
Ally Financial, Inc.
0.500% due 06/11/2012		2,000	1,920
Berry Plastics Corp.
7.583% due 06/05/2014		6,547	5,131
CCM Merger, Inc.
7.000% due 03/01/2017		1,892	1,902
Charter Communications, Inc.
3.720% due 09/06/2016		5,004	4,998
Chrysler Group LLC
6.000% due 05/24/2017		5,459	5,555
Commscope, Inc.
4.250% due 01/14/2018		2,992	2,998
Community Health Systems, Inc.
2.491% - 2.739% due 07/25/2014		4,638	4,585
CSC Holdings LLC
1.991% due 03/29/2016		1,326	1,320
DaVita, Inc.
4.500% due 10/20/2016		99	100
Delos Aircraft, Inc.
7.000% due 03/17/2016		5,700	5,735
Delphi Corp.
3.500% due 03/31/2017		2,441	2,445
Dole Food Co., Inc.
5.000% - 6.000% due 07/08/2018		2,084	2,099
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		333	334
FCI International S.A.S.
2.742% due 09/30/2012		50	49
First Data Corp.
2.992% due 09/24/2014		5,721	5,523
HCA, Inc.
2.491% due 11/17/2013		6,000	5,983
2.741% due 05/02/2016		7,117	6,946
Hertz Corp.
3.750% due 03/11/2018		6,428	6,417
IASIS Healthcare LLC
5.000% due 05/03/2018		2,970	2,976
Ineos US Finance LLC
8.001% due 12/16/2014		2,269	2,392
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018		7,940	7,991
iStar Financial, Inc.
5.000% due 06/28/2013		588	589
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	3,800	5,093
Kinetic Concepts, Inc.
7.000% due 05/04/2018		$4,988	5,094
MetroPCS Wireless, Inc.
4.000% due 03/17/2018		4,455	4,430
Nielsen Finance LLC
2.243% due 08/09/2013		878	878
Novelis, Inc.
4.000% due 03/10/2017		2,963	2,960
NRG Energy, Inc.
4.000% due 07/01/2018		9,925	9,922
Petroleum Export Ltd.
3.474% due 12/20/2012		815	808
Polypore, Inc.
2.250% due 07/03/2014		2,288	2,262
Quintiles Transnational Corp.
5.000% due 06/08/2018		4,963	4,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds Group Holdings Ltd.
6.500% due 08/09/2018		$9,843	$9,980
Springleaf Finance Corp.
5.500% due 05/10/2017		16,000	14,770
SunGard Data Systems, Inc.
1.991% - 1.993% due 02/28/2014		714	713
3.741% due 02/28/2014		2,142	2,146
Terex Corp.
5.500% due 04/28/2017		1,990	2,010
Texas Competitive Electric Holdings Co. LLC
4.743% due 10/10/2017		8,049	4,495
Transdigm, Inc.
4.000% due 02/14/2017		1,975	1,979
U.S. Airways Group, Inc.
2.742% due 03/23/2014		2,917	2,697
UPC Broadband Holding BV
4.324% due 12/30/2016	EUR	3,750	4,859
4.574% due 12/31/2017		1,624	2,126
Vodafone Group PLC
6.875% due 08/17/2015		$15,505	15,505
Warner Chilcott Co. LLC
4.250% due 03/15/2018		5,445	5,447
Weather Channel, Inc.
4.250% due 02/11/2017		1,952	1,956

Total Bank Loan Obligations (Cost $190,845)			186,076

CORPORATE BONDS & NOTES 51.9%

BANKING & FINANCE 19.8%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		9,200	8,935
ABN AMRO Bank NV
2.323% due 01/30/2014		14,400	14,445
AIG SunAmerica Global Financing
6.900% due 03/15/2032		220	252
Ally Financial, Inc.
3.710% due 02/11/2014		14,700	14,554
3.874% due 06/20/2014		15,425	15,119
6.625% due 05/15/2012		1,300	1,310
7.500% due 12/31/2013		400	426
8.300% due 02/12/2015		7,200	7,857
American Express Bank FSB
5.500% due 04/16/2013		2,000	2,094
American Express Co.
7.250% due 05/20/2014		1,700	1,915
American International Group, Inc.
0.306% due 04/03/2012	JPY	260,000	3,141
5.050% due 10/01/2015		$3,600	3,839
5.450% due 05/18/2017		1,000	1,077
5.600% due 10/18/2016		6,500	7,044
5.850% due 01/16/2018		14,625	15,940
6.250% due 05/01/2036		8,400	9,100
8.175% due 05/15/2068		1,400	1,489
8.250% due 08/15/2018		2,500	3,008
8.625% due 05/22/2068	GBP	100	159
Anadarko Finance Co.
7.500% due 05/01/2031		$1,000	1,236
Banco Bradesco S.A.
2.598% due 05/16/2014		12,400	12,598
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		3,100	3,178
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	1,976
Banco do Brasil S.A.
4.500% due 01/22/2015		14,900	15,705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/20/2016	EUR	9,100	$12,580
6.000% due 01/22/2020		$6,600	7,441
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,700	1,777
Banco Santander Brasil S.A.
2.574% due 03/18/2014		6,100	5,992
4.250% due 01/14/2016		5,100	5,126
4.500% due 04/06/2015		600	614
Banco Santander Chile
3.750% due 09/22/2015		7,600	7,791
Banco Votorantim S.A.
5.250% due 02/11/2016		10,300	10,727
Bank of America Corp.
4.750% due 08/01/2015		1,400	1,468
4.750% due 05/23/2017	EUR	300	343
5.650% due 05/01/2018		$700	748
6.000% due 09/01/2017		4,915	5,358
7.375% due 05/15/2014		2,900	3,149
7.625% due 06/01/2019		920	1,062
Bank of America Institutional Capital
8.070% due 12/31/2026		500	505
Bank of America N.A.
6.000% due 06/15/2016		200	214
Banque PSA Finance S.A.
8.500% due 05/04/2012	EUR	4,300	5,768
Barclays Bank PLC
5.000% due 09/22/2016		$2,400	2,583
5.125% due 01/08/2020		700	733
6.000% due 01/23/2018	EUR	200	268
6.050% due 12/04/2017		$600	620
6.750% due 05/22/2019		9,000	10,361
10.179% due 06/12/2021		7,280	8,635
14.000% due 11/29/2049	GBP	500	984
BBVA Bancomer S.A.
4.500% due 03/10/2016		$21,900	22,667
6.500% due 03/10/2021		1,400	1,467
7.250% due 04/22/2020		2,200	2,338
Bear Stearns Cos. LLC
5.700% due 11/15/2014		1,700	1,879
6.400% due 10/02/2017		1,400	1,632
7.250% due 02/01/2018		9,500	11,467
Berkshire Hathaway Finance Corp.
4.625% due 10/15/2013		500	530
BM&FBovespa S.A.
5.500% due 07/16/2020		100	107
BNP Paribas Capital Trust
5.868% due 01/29/2049	EUR	4,870	6,110
BNP Paribas S.A.
5.186% due 06/29/2049		$400	350
BPCE S.A.
2.277% due 02/07/2014		7,000	6,847
4.625% due 07/29/2049	EUR	600	606
Capital One Bank USA N.A.
8.800% due 07/15/2019		$2,500	3,060
Catlin Insurance Co. Ltd.
7.249% due 07/29/2049		460	424
CBA Capital Trust
6.024% due 03/29/2049		4,400	4,183
Citigroup Capital
8.300% due 12/21/2077		14,700	14,876
Citigroup, Inc.
4.750% due 02/10/2019	EUR	5,600	6,800
5.300% due 10/17/2012		$4,150	4,233
5.500% due 04/11/2013		3,900	4,048
5.500% due 10/15/2014		3,000	3,220
6.000% due 12/13/2013		2,050	2,173
6.000% due 08/15/2017		300	334

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 11/21/2017		$2,295	$2,564
6.500% due 08/19/2013		2,000	2,116
Columbus International, Inc.
11.500% due 11/20/2014		5,700	6,381
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		7,000	7,245
DBS Bank Ltd.
0.718% due 05/16/2017		5,000	4,988
Export-Import Bank of Korea
4.000% due 01/29/2021		4,500	4,449
5.125% due 06/29/2020		4,200	4,521
Fiat Finance & Trade S.A.
6.625% due 02/15/2013	EUR	3,900	5,358
7.625% due 09/15/2014		10,600	14,756
9.000% due 07/30/2012		1,800	2,446
Ford Motor Credit Co. LLC
7.500% due 08/01/2012		$7,700	7,817
8.000% due 06/01/2014		16,100	17,731
8.700% due 10/01/2014		15,350	17,398
General Electric Capital Corp.
0.614% due 12/20/2013		400	385
4.625% due 09/15/2066	EUR	5,700	5,965
5.250% due 10/19/2012		$40	41
Genworth Financial, Inc.
7.200% due 02/15/2021		2,700	2,754
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		50	46
1.080% due 01/12/2015		100	95
1.408% due 02/04/2013	EUR	1,100	1,459
3.700% due 08/01/2015		$1,500	1,528
4.750% due 07/15/2013		1,225	1,269
6.000% due 05/01/2014		300	322
6.150% due 04/01/2018		5,975	6,451
6.750% due 10/01/2037		6,100	5,963
7.500% due 02/15/2019		5,300	6,062
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		11,700	12,168
HBOS PLC
6.750% due 05/21/2018		1,400	1,315
HCP, Inc.
6.700% due 01/30/2018		5,000	5,781
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018		1,305	555
HSBC Bank PLC
4.125% due 08/12/2020		11,700	11,969
HSBC Bank USA N.A.
4.625% due 04/01/2014		400	421
HSBC Capital Funding LP
4.610% due 12/29/2049		4,700	4,536
HSBC Finance Corp.
0.918% due 06/01/2016		8,000	7,256
6.676% due 01/15/2021		5,300	5,665
HSBC Holdings PLC
5.375% due 12/20/2012	EUR	298	407
6.375% due 10/18/2022	GBP	100	166
6.500% due 05/02/2036		$5,400	6,008
6.500% due 09/15/2037		125	140
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		3,700	3,873
ICICI Bank Ltd.
2.242% due 02/24/2014		1,600	1,569
4.750% due 11/25/2016		9,200	9,197
5.750% due 11/16/2020		14,450	14,262
International Lease Finance Corp.
5.650% due 06/01/2014		375	383
6.500% due 09/01/2014		21,750	23,082
6.625% due 11/15/2013		4,000	4,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
2.892% due 02/24/2014		$45,000	$43,917
IPIC GMTN Ltd.
3.125% due 11/15/2015		2,500	2,538
5.000% due 11/15/2020		10,850	11,148
JPMorgan Chase & Co.
4.650% due 06/01/2014		705	752
4.950% due 03/25/2020		700	756
7.900% due 04/29/2049		16,200	17,809
JPMorgan Chase Bank N.A.
0.804% due 06/13/2016		2,600	2,418
Korea Exchange Bank
4.875% due 01/14/2016		700	737
LBG Capital PLC
7.869% due 08/25/2020	GBP	3,625	4,986
8.500% due 12/29/2049		$8,300	6,806
11.040% due 03/19/2020	GBP	600	985
LeasePlan Finance NV
3.750% due 03/18/2013	EUR	900	1,219
Lehman Brothers Holdings, Inc.
0.000% due 06/12/2013^		3,472	1,405
Lloyds TSB Bank PLC
4.875% due 01/21/2016		$8,700	9,027
12.000% due 12/29/2049		12,800	13,405
M&T Capital Trust
8.277% due 06/01/2027		500	516
Macquarie Group Ltd.
6.250% due 01/14/2021		100	101
Majapahit Holding BV
7.250% due 06/28/2017		1,600	1,856
7.750% due 10/17/2016		700	813
7.750% due 01/20/2020		6,400	7,744
8.000% due 08/07/2019		4,900	5,978
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		910	1,021
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		3,400	3,497
6.400% due 08/28/2017		5,000	5,458
6.875% due 04/25/2018		17,900	19,919
MetLife, Inc.
5.375% due 12/15/2012		45	46
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,507
Morgan Stanley
2.161% due 01/24/2014		$7,800	7,593
5.950% due 12/28/2017		2,400	2,473
6.000% due 04/28/2015		500	524
7.300% due 05/13/2019		28,400	30,597
MUFG Capital Finance Ltd.
6.346% due 07/29/2049		1,400	1,477
National Rural Utilities Cooperative Finance Corp.
4.750% due 03/01/2014		850	913
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		4,161	3,453
Provident Funding Associates LP
10.250% due 04/15/2017		400	391
Prudential Covered Trust
2.997% due 09/30/2015		12,000	12,146
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,900	1,976
5.000% due 07/21/2020		3,100	3,336
QNB Finance Ltd.
3.125% due 11/16/2015		8,000	8,050
Rabobank Group
4.750% due 01/15/2020		800	840
6.875% due 03/19/2020	EUR	1,700	2,194
11.000% due 12/29/2049		$3,488	4,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RCI Banque S.A.
2.451% due 04/11/2014		$3,400	$3,288
4.600% due 04/12/2016		4,200	4,220
Regions Financial Corp.
7.750% due 11/10/2014		3,500	3,854
Resona Bank Ltd.
5.850% due 09/29/2049		900	937
Royal Bank of Scotland Group PLC
2.913% due 08/23/2013		8,000	8,002
4.875% due 03/16/2015		7,700	8,009
5.000% due 11/12/2013		150	151
5.625% due 08/24/2020		4,000	4,128
6.000% due 06/29/2049	GBP	1,620	1,775
6.990% due 10/29/2049		$2,000	1,640
7.640% due 03/29/2049		300	207
7.648% due 08/29/2049		500	426
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		6,520	6,944
7.125% due 01/14/2014		1,000	1,067
7.175% due 05/16/2013		2,550	2,676
Santander UK PLC
1.306% due 08/28/2017 (o)	EUR	2,800	2,988
1.538% due 10/10/2017		2,100	2,212
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		$2,100	2,142
5.400% due 03/24/2017		13,300	13,785
5.499% due 07/07/2015		10,800	11,489
6.125% due 02/07/2022		1,450	1,495
SL Green Realty Corp.
5.000% due 08/15/2018		10,800	11,004
SLM Corp.
5.000% due 10/01/2013		3,100	3,178
5.050% due 11/14/2014		2,800	2,871
5.375% due 05/15/2014		4,900	5,062
5.625% due 08/01/2033		5,700	4,869
8.450% due 06/15/2018		12,900	14,448
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	600	736
4.875% due 07/15/2012		$4,100	3,987
State Bank of India
4.500% due 07/27/2015		9,100	9,419
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		1,591	1,627
TECO Finance, Inc.
6.750% due 05/01/2015		7,150	7,932
Temasek Financial Ltd.
4.300% due 10/25/2019		9,950	10,852
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		2,600	2,438
UBS AG
5.750% due 04/25/2018		4,025	4,411
7.000% due 10/15/2015		500	542
7.152% due 12/29/2049	EUR	100	128
UBS Preferred Funding Trust
6.243% due 05/29/2049		$2,500	2,444
UFJ Finance Aruba AEC
6.750% due 07/15/2013		250	265
UOB Cayman Ltd.
5.796% due 12/29/2049		1,700	1,734
Ventas Realty LP
6.750% due 04/01/2017		2,735	2,824
Virgin Media Secured Finance PLC
6.500% due 01/15/2018		4,000	4,365
7.000% due 01/15/2018	GBP	6,800	11,720
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		$3,300	3,399
6.875% due 05/29/2018		200	212

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank N.A.
0.804% due 03/15/2016	$900	$851
0.917% due 11/03/2014	3,500	3,412
6.600% due 01/15/2038	3,000	3,583
Wachovia Corp.
0.937% due 10/15/2016	1,400	1,303
5.250% due 08/01/2014	500	538
Waha Aerospace BV
3.925% due 07/28/2020	4,930	5,119
Wells Fargo & Co.
7.980% due 03/29/2049	5,600	6,125
Wells Fargo Capital
5.950% due 12/01/2086	2,800	2,854
Weyerhaeuser Co.
7.375% due 10/01/2019	5,400	6,205
Wind Acquisition Finance S.A.
7.250% due 02/15/2018	800	756
11.750% due 07/15/2017	1,250	1,238

		1,055,223

INDUSTRIALS 24.8%
Adaro Indonesia PT
7.625% due 10/22/2019	1,100	1,205
AES El Salvador Trust
6.750% due 02/01/2016	17,300	17,646
Agile Property Holdings Ltd.
8.875% due 04/28/2017	3,650	3,431
Agilent Technologies, Inc.
5.500% due 09/14/2015	400	450
Aguila S.A.
7.875% due 01/31/2018	1,000	1,050
Alcoa, Inc.
6.150% due 08/15/2020	3,100	3,341
6.750% due 07/15/2018	700	799
Aleris International, Inc.
7.625% due 02/15/2018	1,500	1,577
Allison Transmission, Inc.
11.000% due 11/01/2015	440	465
ALROSA Finance S.A.
7.750% due 11/03/2020	10,500	11,261
Altria Group, Inc.
9.250% due 08/06/2019	2,500	3,366
9.700% due 11/10/2018	13,100	17,819
America Movil S.A.B. de C.V.
5.000% due 10/16/2019	100	112
5.000% due 03/30/2020	1,300	1,452
5.750% due 01/15/2015	2,000	2,236
6.375% due 03/01/2035	300	356
American Airlines Pass-Through Trust
5.250% due 07/31/2022	2,718	2,773
7.000% due 07/31/2019	1,582	1,550
10.375% due 01/02/2021	3,144	3,419
American Airlines, Inc.
7.500% due 03/15/2016^	6,200	5,502
American Stores Co.
7.100% due 03/20/2028	100	75
AmeriGas Partners LP
6.500% due 05/20/2021	1,431	1,460
Amgen, Inc.
5.700% due 02/01/2019	300	346
5.850% due 06/01/2017	100	118
Anadarko Petroleum Corp.
5.950% due 09/15/2016	6,100	7,038
6.375% due 09/15/2017	3,700	4,401
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020	2,500	2,577

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 04/15/2040		$400	$380
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		7,400	8,708
ARAMARK Corp.
4.047% due 02/01/2015		1,950	1,945
8.500% due 02/01/2015		2,100	2,155
ArcelorMittal
6.125% due 06/01/2018		925	973
Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	2,000	2,721
Audatex North America, Inc.
6.750% due 06/15/2018		$3,700	3,903
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		3,616	3,788
Barrick Gold Finance Co.
4.875% due 11/15/2014		1,000	1,088
Berry Petroleum Co.
10.250% due 06/01/2014		100	116
Berry Plastics Corp.
5.322% due 02/15/2015		2,600	2,613
8.250% due 11/15/2015		6,400	6,864
9.750% due 01/15/2021		4,025	4,417
Biomet, Inc.
10.000% due 10/15/2017		5,442	5,884
10.375% due 10/15/2017 (b)		2,500	2,706
11.625% due 10/15/2017		12,845	13,953
Boston Scientific Corp.
4.500% due 01/15/2015		2,825	3,032
6.000% due 01/15/2020		2,300	2,643
Braskem Finance Ltd.
5.750% due 04/15/2021		11,850	12,464
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		5,000	5,537
Building Materials Corp. of America
6.750% due 05/01/2021		4,250	4,521
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		5,512	5,650
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		6,400	4,976
CBS Corp.
5.625% due 08/15/2012		3,500	3,557
CCO Holdings LLC
7.000% due 01/15/2019		100	107
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		1,700	1,301
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		2,800	2,996
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,500	5,357
Cie Generale de Geophysique-Veritas
6.500% due 06/01/2021		4,000	4,100
7.750% due 05/15/2017		2,550	2,665
9.500% due 05/15/2016		3,250	3,591
Cisco Systems, Inc.
5.500% due 02/22/2016		500	581
Codelco, Inc.
7.500% due 01/15/2019		150	188
Columbia University
6.875% due 12/15/2015		500	589
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		315	338
Comcast Cable Communications LLC
7.125% due 06/15/2013		2,130	2,291
Comcast Corp.
5.300% due 01/15/2014		2,000	2,152
5.900% due 03/15/2016		2,900	3,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 01/15/2015		$100	$114
Community Health Systems, Inc.
8.875% due 07/15/2015		4,777	4,956
Con-way, Inc.
7.250% due 01/15/2018		5,000	5,722
Concho Resources, Inc.
7.000% due 01/15/2021		600	647
Consol Energy, Inc.
8.000% due 04/01/2017		11,600	12,151
Conti-Gummi Finance BV
8.500% due 07/15/2015	EUR	7,100	10,487
Continental Airlines Pass-Through Trust
4.750% due 07/12/2022		$4,119	4,284
6.000% due 07/12/2020		1,631	1,615
7.250% due 05/10/2021		1,112	1,246
9.000% due 01/08/2018		1,770	2,017
Continental Resources, Inc.
7.125% due 04/01/2021		1,400	1,561
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022		3,000	3,075
9.250% due 06/30/2020		4,600	4,910
COX Communications, Inc.
7.125% due 10/01/2012		725	749
CPI International, Inc.
8.000% due 02/15/2018		1,000	888
CSC Holdings LLC
6.750% due 04/15/2012		375	376
7.625% due 07/15/2018		1,400	1,568
7.875% due 02/15/2018		3,090	3,469
8.500% due 04/15/2014		7,025	7,850
8.625% due 02/15/2019		5,700	6,583
CSN Islands Corp.
6.875% due 09/21/2019		14,440	16,487
9.750% due 12/16/2013		900	1,010
10.000% due 01/15/2015		4,300	5,092
CSN Resources S.A.
6.500% due 07/21/2020		7,900	8,887
CSX Corp.
5.600% due 05/01/2017		5,000	5,765
CVS Pass-Through Trust
5.773% due 01/10/2033		389	414
6.036% due 12/10/2028		519	570
6.943% due 01/10/2030		2,812	3,244
7.507% due 01/10/2032		3,156	3,791
DaVita, Inc.
6.375% due 11/01/2018		7,200	7,560
Delhaize Group S.A.
5.700% due 10/01/2040		764	707
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020		4,676	5,062
6.718% due 07/02/2024		87	91
7.750% due 06/17/2021		1,754	2,000
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		3,700	3,774
9.500% due 12/11/2019		2,350	2,514
Deutsche Telekom International Finance BV
3.125% due 04/11/2016		8,000	8,251
DFS Furniture Holdings PLC
9.750% due 07/15/2017	GBP	800	1,257
Digicel Ltd.
8.250% due 09/01/2017		$3,900	4,163
DISH DBS Corp.
6.625% due 10/01/2014		1,400	1,533
7.000% due 10/01/2013		8,100	8,667
7.125% due 02/01/2016		3,340	3,712
7.750% due 05/31/2015		7,200	8,217
7.875% due 09/01/2019		1,900	2,195

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dolphin Energy Ltd.
5.500% due 12/15/2021		$1,600	$1,694
DP World Ltd.
6.850% due 07/02/2037		3,100	3,007
Ecopetrol S.A.
7.625% due 07/23/2019		13,370	16,612
El Paso Corp.
7.000% due 06/15/2017		3,650	4,082
7.875% due 06/15/2012		300	304
8.250% due 02/15/2016		9,384	10,274
12.000% due 12/12/2013		100	116
Encana Corp.
6.500% due 05/15/2019		700	827
Energy Transfer Partners LP
9.700% due 03/15/2019		177	227
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	1,209
Enterprise Products Operating LLC
7.034% due 01/15/2068		$1,100	1,184
8.375% due 08/01/2066		7,525	8,210
ERAC USA Finance LLC
6.375% due 10/15/2017		1,000	1,149
Exide Technologies
8.625% due 02/01/2018		750	632
FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,107
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		5,100	5,266
7.500% due 05/04/2020		6,200	6,580
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		3,000	3,195
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		13,500	13,399
8.250% due 11/01/2019		2,725	2,875
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		3,840	4,260
Georgia-Pacific LLC
5.400% due 11/01/2020		4,900	5,477
7.750% due 11/15/2029		4,100	5,111
8.000% due 01/15/2024		4,200	5,355
8.250% due 05/01/2016		2,861	3,156
8.875% due 05/15/2031		9,050	12,214
Gerdau Holdings, Inc.
7.000% due 01/20/2020		5,600	6,481
Gerdau Trade, Inc.
5.750% due 01/30/2021		15,200	16,177
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,400	5,183
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	2,700	4,961
Grifols, Inc.
8.250% due 02/01/2018		$1,100	1,196
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	2,425	3,239
4.876% due 09/15/2017		800	1,038
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$9,800	11,339
Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	400	553
Harvest Operations Corp.
6.875% due 10/01/2017		$1,100	1,172
HCA, Inc.
6.375% due 01/15/2015		100	106
6.500% due 02/15/2020		18,072	19,021
7.190% due 11/15/2015		1,800	1,917
7.250% due 09/15/2020		2,600	2,844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 02/15/2020		$3,600	$3,973
8.500% due 04/15/2019		9,350	10,437
9.000% due 12/15/2014		130	142
9.875% due 02/15/2017		1,885	2,064
Health Management Associates, Inc.
6.125% due 04/15/2016		390	410
HeidelbergCement Finance BV
6.750% due 12/15/2015	EUR	600	870
7.500% due 10/31/2014		8,900	13,054
8.000% due 01/31/2017		1,400	2,085
Hewlett-Packard Co.
6.500% due 07/01/2012		$500	507
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		6,075	6,318
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		3,400	3,757
7.625% due 04/09/2019		1,900	2,305
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		5,020	5,141
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	2,000	2,374
8.500% due 02/15/2016		$2,200	2,090
Insight Communications Co., Inc.
9.375% due 07/15/2018		845	970
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,100	1,159
9.500% due 06/15/2016		15,450	16,184
Jarden Corp.
6.125% due 11/15/2022		2,500	2,631
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		3,100	3,449
KazMunayGas National Co.
6.375% due 04/09/2021		13,100	14,535
7.000% due 05/05/2020		6,500	7,422
8.375% due 07/02/2013		6,000	6,407
9.125% due 07/02/2018		6,000	7,498
11.750% due 01/23/2015		6,500	7,964
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014		2,100	2,296
5.300% due 09/15/2020		10,300	11,331
5.850% due 09/15/2012		600	612
5.950% due 02/15/2018		3,100	3,624
Kraft Foods, Inc.
6.500% due 08/11/2017		1,000	1,207
Legrand France S.A.
8.500% due 02/15/2025		75	96
Limited Brands, Inc.
6.900% due 07/15/2017		2,000	2,235
Longfor Properties Co. Ltd.
9.500% due 04/07/2016		3,500	3,552
Lyondell Chemical Co.
8.000% due 11/01/2017		1,683	1,898
11.000% due 05/01/2018		7,287	8,088
Macy’s Retail Holdings, Inc.
7.450% due 07/15/2017		1,000	1,215
Merck & Co, Inc.
6.000% due 09/15/2017		130	160
Meritor, Inc.
8.125% due 09/15/2015		6,085	6,450
MGM Resorts International
11.125% due 11/15/2017		3,000	3,409
Michael Foods, Inc.
9.750% due 07/15/2018		1,900	2,097
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		1,300	1,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Multiplan, Inc.
9.875% due 09/01/2018		$1,500	$1,628
Mylan, Inc.
6.000% due 11/15/2018		300	315
7.625% due 07/15/2017		1,350	1,492
7.875% due 07/15/2020		2,300	2,576
Nakilat, Inc.
6.067% due 12/31/2033		4,100	4,418
New Albertson’s, Inc.
6.570% due 02/23/2028		800	601
7.750% due 06/15/2026		2,250	1,834
Newfield Exploration Co.
5.750% due 01/30/2022		500	526
6.875% due 02/01/2020		4,800	5,052
7.125% due 05/15/2018		3,800	4,018
Nielsen Finance LLC
7.750% due 10/15/2018		500	554
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013		1,900	1,929
Noble Group Ltd.
4.875% due 08/05/2015		3,600	3,627
6.625% due 08/05/2020		4,300	4,252
6.750% due 01/29/2020		5,665	5,637
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		1,061	1,071
Northwest Pipeline GP
7.000% due 06/15/2016		5,000	5,869
Novelis, Inc.
8.375% due 12/15/2017		650	709
8.750% due 12/15/2020		8,650	9,515
NXP BV
3.995% due 10/15/2013	EUR	1,119	1,481
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		$4,606	4,928
OGX Austria GmbH
8.375% due 04/01/2022		9,400	9,517
OI European Group BV
6.750% due 09/15/2020	EUR	1,300	1,842
6.875% due 03/31/2017		870	1,201
Oshkosh Corp.
8.250% due 03/01/2017		$1,000	1,090
8.500% due 03/01/2020		900	984
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		4,684	5,035
9.625% due 07/15/2017	EUR	1,235	1,787
PACCAR, Inc.
1.648% due 09/14/2012		$300	302
Peabody Energy Corp.
6.500% due 09/15/2020		3,800	3,819
Pearson Dollar Finance PLC
5.500% due 05/06/2013		785	822
5.700% due 06/01/2014		1,000	1,082
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	16,800	23,146
5.750% due 03/01/2018		$4,630	5,232
Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	6,400	9,615
Petrobras International Finance Co.
5.375% due 01/27/2021		$35,000	37,848
7.875% due 03/15/2019		19,320	23,927
Petrohawk Energy Corp.
7.250% due 08/15/2018		4,400	5,054
Petroleos de Venezuela S.A.
4.900% due 10/28/2014		800	718
5.000% due 10/28/2015		5,600	4,704
5.250% due 04/12/2017		300	230
5.375% due 04/12/2027		5,800	3,625

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/12/2037		$10,700	$6,473
8.500% due 11/02/2017		4,000	3,566
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		5,390	5,633
9.750% due 08/14/2019		1,400	1,740
Petroliam Nasional Bhd.
7.750% due 08/15/2015		300	359
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		300	327
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		325	325
Plains Exploration & Production Co.
6.625% due 05/01/2021		3,600	3,834
Polymer Group, Inc.
7.750% due 02/01/2019		300	317
Post Holdings, Inc.
7.375% due 02/15/2022		150	158
Pride International, Inc.
6.875% due 08/15/2020		1,500	1,832
8.500% due 06/15/2019		6,500	8,557
PulteGroup, Inc.
5.250% due 01/15/2014		10,500	10,867
Quebecor Media, Inc.
7.750% due 03/15/2016		7,072	7,282
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		2,000	1,615
Rain CII Carbon LLC
8.000% due 12/01/2018		1,400	1,474
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		7,600	7,339
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,500	1,560
7.125% due 04/15/2019		5,300	5,552
7.875% due 08/15/2019		900	972
8.250% due 02/15/2021		1,700	1,607
8.750% due 10/15/2016		8,500	9,031
9.250% due 05/15/2018		4,000	4,010
Rhodia S.A.
6.875% due 09/15/2020		2,300	2,541
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		200	232
Rockies Express Pipeline LLC
5.625% due 04/15/2020		7,000	6,020
6.250% due 07/15/2013		1,000	1,020
Rogers Communications, Inc.
6.750% due 03/15/2015		2,100	2,398
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		4,200	4,494
RZD Capital Ltd.
5.739% due 04/03/2017		9,800	10,425
7.487% due 03/25/2031	GBP	1,000	1,659
SABIC Capital BV
3.000% due 11/02/2015		$4,000	4,089
SandRidge Energy, Inc.
7.500% due 03/15/2021		2,400	2,376
8.000% due 06/01/2018		4,005	4,105
8.750% due 01/15/2020		2,400	2,496
9.875% due 05/15/2016		1,500	1,635
Scientific Games International, Inc.
9.250% due 06/15/2019		900	1,001
SEACOR Holdings, Inc.
5.875% due 10/01/2012		500	508
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		1,000	1,016
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		2,900	2,780

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smurfit Kappa Acquisitions
7.750% due 11/15/2019	EUR	6,400	$9,261
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		$3,385	3,419
Southern Natural Gas Co.
7.350% due 02/15/2031		150	172
Spectrum Brands, Inc.
9.500% due 06/15/2018		3,800	4,303
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,800	2,390
Steel Dynamics, Inc.
6.750% due 04/01/2015		$500	511
7.375% due 11/01/2012		5,000	5,150
7.750% due 04/15/2016		3,000	3,127
STHI Holding Corp.
8.000% due 03/15/2018		1,000	1,065
SunGard Data Systems, Inc.
10.625% due 05/15/2015		800	843
Teck Resources Ltd.
3.850% due 08/15/2017		1,500	1,591
10.250% due 05/15/2016		7,000	8,023
10.750% due 05/15/2019		5,150	6,406
Telefonica Emisiones S.A.U.
0.861% due 02/04/2013		200	196
6.221% due 07/03/2017		800	846
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	1,200	1,632
6.625% due 02/15/2021		1,500	2,036
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$1,987	2,096
Tesco PLC
5.500% due 11/15/2017		9,475	10,981
Time Warner Cable, Inc.
5.400% due 07/02/2012		300	303
Tomkins LLC
9.000% due 10/01/2018		5,400	6,007
Transocean, Inc.
4.950% due 11/15/2015		5,200	5,565
Trinidad Drilling Ltd.
7.875% due 01/15/2019		600	641
UAL Equipment Trust AB
10.850% due 02/19/2015^		708	290
UAL Pass-Through Trust
7.336% due 01/02/2021		394	392
9.750% due 07/15/2018		8,432	9,655
10.400% due 05/01/2018		1,536	1,751
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	200	284
Univision Communications, Inc.
8.500% due 05/15/2021		$4,150	4,129
UPC Holding BV
8.375% due 08/15/2020	EUR	13,000	18,010
UPCB Finance Ltd.
6.375% due 07/01/2020		8,400	11,175
6.875% due 01/15/2022		$1,000	1,038
7.625% due 01/15/2020	EUR	4,000	5,655
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		$1,800	1,841
9.500% due 01/21/2020		2,100	2,237
Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,400	1,567
Vale Overseas Ltd.
4.625% due 09/15/2020		6,200	6,550
8.250% due 01/17/2034		1,525	2,005
Valeant Pharmaceuticals International
6.500% due 07/15/2016		3,200	3,272
6.750% due 08/15/2021		10,375	10,142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 12/01/2018		$5,300	$5,366
7.000% due 10/01/2020		1,800	1,800
Valero Energy Corp.
6.125% due 06/15/2017		230	265
6.875% due 04/15/2012		1,625	1,628
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018		4,200	4,305
Volkswagen International Finance NV
4.000% due 08/12/2020		4,800	5,045
WellPoint, Inc.
6.800% due 08/01/2012		500	510
Windstream Corp.
7.750% due 10/15/2020		1,300	1,398
7.875% due 11/01/2017		2,900	3,212
8.125% due 08/01/2013		400	428
WMG Acquisition Corp.
9.500% due 06/15/2016		7,600	8,322
Wynn Las Vegas LLC
7.750% due 08/15/2020		4,100	4,525
Xerox Corp.
6.400% due 03/15/2016		800	913
Yanlord Land Group Ltd.
10.625% due 03/29/2018		3,600	3,231
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	12,400	17,902

			1,327,581

UTILITIES 7.3%
AES Corp.
8.000% due 10/15/2017		$100	113
8.000% due 06/01/2020		4,400	5,071
AES Panama S.A.
6.350% due 12/21/2016		200	218
AES Red Oak LLC
8.540% due 11/30/2019		1,910	2,034
9.200% due 11/30/2029		150	162
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		2,200	2,349
6.103% due 06/27/2012		5,400	5,432
7.700% due 08/07/2013		2,100	2,258
8.700% due 08/07/2018		12,300	15,175
Baltimore Gas & Electric Co.
6.125% due 07/01/2013		400	426
Beaver Valley Funding
9.000% due 06/01/2017		167	174
BP Capital Markets PLC
3.625% due 05/08/2014		1,200	1,262
3.750% due 06/17/2013		3,960	4,099
4.500% due 11/08/2012	EUR	950	1,294
4.750% due 03/10/2019		$200	227
5.250% due 11/07/2013		2,000	2,138
British Telecommunications PLC
8.500% due 12/07/2016	GBP	2,576	5,076
Calpine Corp.
7.250% due 10/15/2017		$4,800	5,112
7.875% due 07/31/2020		2,000	2,185
Carolina Power & Light Co.
5.125% due 09/15/2013		750	799
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		13,310	15,823
CenturyLink, Inc.
6.000% due 04/01/2017		5,000	5,320
CMS Energy Corp.
4.250% due 09/30/2015		1,400	1,460
5.050% due 02/15/2018		3,100	3,271
6.250% due 02/01/2020		2,100	2,304

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colbun S.A.
6.000% due 01/21/2020		$700	$747
Dominion Resources, Inc.
5.700% due 09/17/2012		260	266
Duke Energy Carolinas LLC
5.625% due 11/30/2012		225	232
Duke Energy Corp.
5.050% due 09/15/2019		250	285
E.CL S.A.
5.625% due 01/15/2021		3,500	3,768
Enel Finance International NV
5.700% due 01/15/2013		4,850	4,948
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,000	3,270
Entergy Corp.
3.625% due 09/15/2015		1,800	1,832
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		600	581
FirstEnergy Solutions Corp.
6.050% due 08/15/2021		100	112
France Telecom S.A.
4.375% due 07/08/2014		200	214
Frontier Communications Corp.
6.625% due 03/15/2015		2,575	2,697
7.000% due 11/01/2025		400	355
7.125% due 03/15/2019		900	907
7.875% due 04/15/2015		900	972
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016		7,300	7,979
6.510% due 03/07/2022		1,300	1,423
7.288% due 08/16/2037		500	569
7.510% due 07/31/2013		1,350	1,443
8.625% due 04/28/2034		5,540	7,005
9.250% due 04/23/2019		19,150	23,746
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		10,000	11,376
Indo Energy Finance BV
7.000% due 05/07/2018		2,200	2,271
Intergas Finance BV
6.375% due 05/14/2017		2,700	2,963
International Endesa BV
6.125% due 07/05/2012	GBP	1,080	1,740
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$1,900	1,941
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		100	107
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		9,200	9,752
Koninklijke KPN NV
5.750% due 03/18/2016	GBP	2,750	4,882
Korea Electric Power Corp.
3.000% due 10/05/2015		$700	711
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,400	1,428
6.250% due 06/17/2014		3,185	3,456
Linn Energy LLC
7.750% due 02/01/2021		1,900	1,981
MidAmerican Energy Holdings Co.
5.875% due 10/01/2012		300	308
Midwest Generation LLC
8.560% due 01/02/2016		325	309
Nevada Power Co.
5.875% due 01/15/2015		450	506
6.500% due 05/15/2018		6,050	7,413
6.750% due 07/01/2037		25	32
NGPL PipeCo LLC
6.514% due 12/15/2012		900	869

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.119% due 12/15/2017		$6,400	$5,837
NRG Energy, Inc.
7.375% due 01/15/2017		5,130	5,348
8.250% due 09/01/2020		6,100	6,039
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		500	571
Petroleos Mexicanos
4.875% due 03/15/2015		13,680	14,877
5.500% due 01/21/2021		5,200	5,759
8.000% due 05/03/2019		13,540	17,196
Progress Energy, Inc.
6.850% due 04/15/2012		400	401
PSEG Power LLC
5.320% due 09/15/2016		990	1,105
5.500% due 12/01/2015		900	1,011
Puget Energy, Inc.
6.500% due 12/15/2020		5,000	5,492
Qtel International Finance Ltd.
3.375% due 10/14/2016		900	917
4.750% due 02/16/2021		6,300	6,545
5.000% due 10/19/2025		1,000	1,017
6.500% due 06/10/2014		500	548
Qwest Corp.
6.500% due 06/01/2017		1,300	1,476
7.250% due 09/15/2025		2,250	2,419
7.250% due 10/15/2035		1,365	1,399
7.500% due 06/15/2023		3,900	3,958
7.625% due 06/15/2015		1,750	2,037
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		3,040	3,268
5.500% due 09/30/2014		600	649
5.832% due 09/30/2016		1,164	1,251
5.838% due 09/30/2027		1,370	1,487
6.332% due 09/30/2027		500	562
6.750% due 09/30/2019		3,750	4,434
Sierra Pacific Power Co.
6.000% due 05/15/2016		1,700	1,971
6.750% due 07/01/2037		25	32
Southern California Edison Co.
5.000% due 01/15/2014		100	108
Sprint Capital Corp.
8.750% due 03/15/2032		3,700	3,191
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	10,829
Telesat LLC
11.000% due 11/01/2015		$4,220	4,526
Tenaska Alabama Partners LP
7.000% due 06/30/2021		132	139
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018		13,075	14,350
TNK-BP Finance S.A.
6.625% due 03/20/2017		10,800	11,960
7.250% due 02/02/2020		7,300	8,486
7.500% due 03/13/2013		600	632
7.500% due 07/18/2016		16,650	18,856
7.875% due 03/13/2018		9,300	10,881
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	100	128
Verizon Communications, Inc.
5.550% due 02/15/2016		$400	460
8.750% due 11/01/2018		1,500	2,038
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		4,000	4,155
7.748% due 02/02/2021		1,900	1,883
9.125% due 04/30/2018		900	988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virginia Electric and Power Co.
4.750% due 03/01/2013	$245	$254
Vodafone Group PLC
4.150% due 06/10/2014	250	268
5.625% due 02/27/2017	800	937

		391,853

Total Corporate Bonds & Notes (Cost $2,656,908)		2,774,657

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Transocean, Inc.
1.500% due 12/15/2037	1,500	1,493

Total Convertible Bonds & Notes (Cost $1,458)		1,493

MUNICIPAL BONDS & NOTES 4.1%

ALASKA 0.0%
Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2006
5.000% due 06/01/2046	200	148

CALIFORNIA 2.0%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,000	2,416
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	2,950	3,862
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	12,200	16,253
7.043% due 04/01/2050	3,000	3,997
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	4,900	6,140
7.550% due 04/01/2039	1,300	1,688
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	11,550	15,146
7.700% due 11/01/2030	2,500	2,937
7.950% due 03/01/2036	1,200	1,392
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	2,000	2,230
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	980	744
5.750% due 06/01/2047	1,950	1,494
Irvine Ranch Water District, California Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	900	1,210
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	4,100	4,953
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,993
7.618% due 08/01/2040	3,100	3,995
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,800	2,462
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	6,200	7,259
5.813% due 06/01/2040	5,800	6,696

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	$1,704	$2,055
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	2,550	3,417
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	452
7.021% due 08/01/2040	600	677
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	3,800	5,075
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,484
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,400	1,449
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	550	416
5.125% due 06/01/2046	300	220
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	900	1,064
6.296% due 05/15/2050	600	681
6.398% due 05/15/2031	1,000	1,192
6.548% due 05/15/2048	2,000	2,510

		108,559

DISTRICT OF COLUMBIA 0.0%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	500	552

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	598
Chicago, Illinois Waterworks Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	300	387
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	100	124

		1,109

INDIANA 0.1%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	2,150	2,746

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	2,090	1,985

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2009
6.155% due 11/01/2029	750	931
Kentucky State Property & Building Commission Revenue Bonds, (NPFGC Insured), Series 2003
5.020% due 10/01/2014	500	547

		1,478

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.1%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	$3,750	$4,144

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	300	424
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,300	1,780
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	1,000	893
5.000% due 06/01/2041	1,930	1,462

		4,559

NEW YORK 0.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	510	579
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	3,000	3,818
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	200	240
5.790% due 06/15/2041	6,000	6,577
5.882% due 06/15/2044	1,100	1,405
6.282% due 06/15/2042	900	1,030
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	4,200	4,936
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	2,000	2,358
New York State Urban Development Corp. Revenue Notes, Series 2003
4.970% due 12/15/2012	500	515
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	18,600	21,960
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	400	456

		43,874

OHIO 0.5%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	2,700	2,936
7.834% due 02/15/2041	1,000	1,335
8.084% due 02/15/2050	5,855	8,091
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	77
5.875% due 06/01/2047	9,900	7,427
6.000% due 06/01/2042	4,805	3,698
6.500% due 06/01/2047	3,700	3,039

		26,603

TENNESSEE 0.1%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.693% due 07/01/2041	$1,000	$1,327
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	1,800	2,060

		3,518

TEXAS 0.1%
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	1,800	2,316

WEST VIRGINIA 0.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	23,960	17,660

Total Municipal Bonds & Notes (Cost $186,517)		219,251

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.625% due 10/30/2014	16,000	16,074
0.692% due 10/18/2030	8	8
0.742% due 03/25/2017	31	31
1.382% due 03/01/2044	75	77
4.000% due 08/01/2039 - 05/01/2042	70,500	73,930
4.517% due 12/01/2036	132	139
5.000% due 11/01/2035	424	459
5.500% due 03/01/2037	129	141
6.500% due 06/25/2028	128	145
6.850% due 12/18/2027	114	133
Farm Credit Bank
7.561% due 11/29/2049	500	486
Freddie Mac
0.625% due 12/29/2014 (j)(k)	20,000	20,046
0.742% due 09/15/2030	30	30
1.355% due 10/25/2044	167	167
1.369% due 02/25/2045	28	27
1.562% due 07/25/2044	293	299
2.454% due 05/01/2023	10	10
5.500% due 09/15/2017 - 07/01/2038	577	627
6.500% due 07/25/2043	13	15
7.000% due 06/15/2013	17	17
Ginnie Mae
1.625% due 11/20/2023 - 11/20/2027	85	87
2.375% due 03/20/2026 - 05/20/2026	50	52
6.569% due 09/16/2026	0	0
9.250% due 12/20/2019 - 06/20/2021	13	13
New Valley Generation
7.299% due 03/15/2019	578	696
Private Export Funding Corp.
4.550% due 05/15/2015	750	844
Small Business Administration
4.340% due 03/01/2024	155	168
4.504% due 02/10/2014	21	22
5.130% due 09/01/2023	29	32
6.900% due 12/01/2020	348	387
7.150% due 03/01/2017	116	127
7.300% due 05/01/2017	82	90
Vendee Mortgage Trust
6.000% due 12/15/2030	1,000	1,135

Total U.S. Government Agencies (Cost $116,114)		116,514

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.5%
U.S. Treasury Bonds
6.375% due 08/15/2027 (h)(j)(k)	$169,700	$244,580
U.S. Treasury Notes
1.375% due 02/28/2019	105,600	104,074
2.000% due 11/15/2021	26,700	26,277
2.000% due 02/15/2022	27,800	27,257

Total U.S. Treasury Obligations (Cost $410,828)		402,188

MORTGAGE-BACKED SECURITIES 4.4%
Adjustable Rate Mortgage Trust
2.650% due 01/25/2035	4,566	4,460
5.150% due 01/25/2036	373	303
American General Mortgage Loan Trust
5.150% due 03/25/2058	1,354	1,393
American Home Mortgage Assets LLC
0.452% due 10/25/2046	1,500	765
American Home Mortgage Investment Trust
2.240% due 09/25/2045	318	251
Banc of America Funding Corp.
0.742% due 06/26/2035	5,450	4,789
0.742% due 07/26/2036	1,198	1,144
2.790% due 09/20/2035	174	119
5.623% due 03/20/2036	362	301
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2034	290	260
2.783% due 11/20/2046	7,127	5,469
2.999% due 02/25/2036	106	79
5.000% due 05/25/2034	1	1
5.002% due 11/25/2034	199	186
5.500% due 12/25/2020	399	403
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.492% due 02/10/2051	2,220	2,517
5.724% due 02/10/2051	10,000	11,388
Bear Stearns Adjustable Rate Mortgage Trust
2.570% due 03/25/2035	6,231	6,062
2.689% due 10/25/2035	270	269
2.715% due 01/25/2035	68	55
2.851% due 01/25/2034	26	26
2.888% due 02/25/2033	5	4
2.920% due 01/25/2034	8	8
3.964% due 05/25/2047	1,170	792
5.102% due 08/25/2035	3,602	2,948
5.492% due 02/25/2036	401	247
5.703% due 02/25/2033	20	20
Bear Stearns Alt-A Trust
2.809% due 05/25/2035	91	78
2.826% due 09/25/2035	1,874	1,249
3.871% due 08/25/2036^	606	120
4.992% due 11/25/2036	517	313
Bear Stearns Commercial Mortgage Securities
5.145% due 10/12/2042	200	223
CDC Commercial Mortgage Trust
6.005% due 05/15/2035	5,367	5,382
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035	1,503	1,348
2.660% due 05/25/2035	260	242
2.682% due 08/25/2035	365	194
2.896% due 03/25/2034	93	85
4.288% due 05/25/2035	2,067	1,846
5.509% due 09/25/2037^	1,821	1,144
5.948% due 09/25/2037	1,073	715
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	338	248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.437% due 12/20/2046		$2,746	$1,482
0.452% due 07/20/2046		1,299	534
0.472% due 08/25/2046		337	49
0.522% due 09/20/2046		600	52
0.572% due 11/20/2035		527	303
0.592% due 06/25/2037		499	32
1.159% due 12/25/2035		511	301
5.046% due 10/25/2035		347	257
5.500% due 11/25/2035		2,991	2,232
5.500% due 01/25/2036		940	589
5.750% due 03/25/2037		468	325
6.000% due 10/25/2032		1	1
6.250% due 11/25/2036^		3,879	3,055
Countrywide Home Loan Mortgage Pass-Through Trust
0.472% due 05/25/2035		229	156
0.542% due 04/25/2046		464	88
0.582% due 06/25/2035		477	408
2.706% due 10/19/2032		7	5
2.737% due 04/20/2035		680	654
2.915% due 07/20/2034		904	767
3.174% due 02/25/2034		1,112	992
5.000% due 04/25/2035		962	955
5.500% due 12/25/2035		1,772	1,593
6.000% due 05/25/2036^		823	665
6.000% due 01/25/2037		18,225	15,749
Credit Suisse First Boston Mortgage Securities Corp.
2.389% due 06/25/2033		616	583
6.000% due 01/25/2036		3,025	1,853
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		500	521
Deutsche ALT-A Securities, Inc.
4.975% due 10/25/2035		335	247
5.000% due 10/25/2018		276	283
5.500% due 12/25/2035^		649	470
6.300% due 07/25/2036^		552	281
EMF-NL
2.031% due 04/17/2041	EUR	2,000	2,110
First Horizon Asset Securities, Inc.
2.617% due 02/25/2035		$1,000	928
5.488% due 02/25/2036		1,275	1,184
5.750% due 05/25/2037		3,563	2,883
General Electric Capital Assurance Co.
5.254% due 05/12/2035		494	530
GMAC Mortgage Corp. Loan Trust
5.069% due 11/19/2035		463	397
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		4	3
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033		940	827
GS Mortgage Securities Corp.
1.103% due 03/06/2020		2,380	2,364
GSR Mortgage Loan Trust
2.280% due 06/25/2034		350	325
2.673% due 09/25/2035		1,392	1,337
2.683% due 11/25/2035		4,320	3,824
2.701% due 01/25/2036		434	345
2.776% due 05/25/2034		1,382	1,227
5.193% due 11/25/2035		293	237
6.000% due 02/25/2036		6,387	5,440
6.000% due 03/25/2037		1,292	1,168
6.000% due 05/25/2037		632	578
Harborview Mortgage Loan Trust
0.432% due 01/19/2038		1,730	1,124
Homebanc Mortgage Trust
5.625% due 04/25/2037		368	321

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indymac Index Mortgage Loan Trust
0.482% due 07/25/2035	$127	$87
0.512% due 06/25/2037	468	110
JPMorgan Chase Commercial Mortgage Securities Corp.
0.617% due 07/15/2019	2,223	2,157
JPMorgan Mortgage Trust
2.731% due 08/25/2035	1,811	1,373
2.909% due 04/25/2035	4,329	4,038
3.845% due 07/25/2035	352	332
4.200% due 07/27/2037	3,577	2,794
5.315% due 07/25/2035	601	611
5.548% due 06/25/2037	6,687	5,842
5.567% due 04/25/2036	295	270
5.750% due 01/25/2036	1,265	1,188
JPMorgan Re-REMIC
0.742% due 06/26/2036	3,525	3,145
0.742% due 03/26/2037	3,093	2,783
LB Mortgage Trust
8.497% due 01/20/2017	98	98
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,700	1,931
5.424% due 02/15/2040	740	834
5.866% due 09/15/2045	700	797
MASTR Adjustable Rate Mortgages Trust
0.482% due 05/25/2037	311	148
0.582% due 05/25/2047	500	39
2.640% due 08/25/2034	102	100
2.718% due 11/21/2034	304	306
2.763% due 11/25/2033	61	54
MASTR Alternative Loans Trust
0.642% due 03/25/2036	764	144
MASTR Asset Securitization Trust
5.500% due 09/25/2033	523	546
Merrill Lynch Alternative Note Asset
4.710% due 06/25/2037^	416	232
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	3,805	2,769
2.934% due 05/25/2034	741	738
5.147% due 12/25/2035	5,116	4,651
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	750	823
5.966% due 08/12/2049	300	333
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	2,301	2,124
Morgan Stanley Capital
5.692% due 04/15/2049	1,200	1,315
5.882% due 06/11/2049	3,400	3,850
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036	123	102
4.533% due 07/25/2035	7,434	6,754
6.000% due 10/25/2037^	11,820	7,744
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	398	350
Provident Funding Mortgage Loan Trust
2.585% due 08/25/2033	271	270
RBSGC Mortgage Pass-Through Certificates
5.500% due 11/25/2035	5,657	3,922
RBSSP Resecuritization Trust
0.562% due 03/26/2037	4,205	3,846
0.742% due 09/26/2034	1,170	1,037
0.742% due 03/26/2036	1,973	1,836
0.742% due 04/26/2037	1,230	1,130
Residential Accredit Loans, Inc.
0.442% due 12/25/2046^	568	143
0.472% due 05/25/2037	594	153
0.642% due 01/25/2033	183	173

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.290% due 02/25/2035	$313	$237
5.714% due 02/25/2036^	293	144
Residential Asset Securitization Trust
0.642% due 01/25/2046^	1,845	779
Residential Funding Mortgage Securities
3.110% due 09/25/2035	509	358
3.416% due 02/25/2036	327	228
Salomon Brothers Mortgage Securities, Inc.
0.742% due 05/25/2032	39	35
Structured Adjustable Rate Mortgage Loan Trust
2.579% due 01/25/2036^	41	36
2.669% due 01/25/2035	735	600
2.724% due 09/25/2035	7,677	6,150
5.419% due 03/25/2036^	297	202
Structured Asset Mortgage Investments, Inc.
0.462% due 05/25/2036	2,723	1,384
0.502% due 05/25/2046^	351	31
Structured Asset Securities Corp.
2.479% due 06/25/2033	827	766
Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020	1,823	1,726
Wachovia Mortgage Loan Trust LLC
5.019% due 08/20/2035	2,656	2,177
5.230% due 10/20/2035	334	312
WaMu Mortgage Pass-Through Certificates
0.562% due 08/25/2045	1,789	1,478
0.859% due 02/25/2047	1,395	817
0.909% due 06/25/2047	482	175
0.969% due 12/25/2046	595	434
1.039% due 10/25/2046	2,574	1,641
1.159% due 02/25/2046	869	679
1.159% due 08/25/2046	4,490	2,964
1.359% due 11/25/2042	5	5
1.559% due 06/25/2042	10	9
1.559% due 08/25/2042	12	10
2.121% due 03/25/2033	182	181
2.466% due 10/25/2035	172	162
2.474% due 02/27/2034	14	13
2.577% due 06/25/2033	235	238
2.634% due 02/25/2037	1,264	907
2.724% due 07/25/2046	1,845	1,460
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.918% due 04/25/2047	638	72
0.928% due 04/25/2047	602	164
0.999% due 05/25/2047	610	139
Washington Mutual MSC Mortgage Pass-Through Certificates
2.150% due 02/25/2033	2	2
Wells Fargo Mortgage-Backed Securities Trust
0.742% due 07/25/2037	633	501
2.559% due 09/25/2033	321	318
2.618% due 07/25/2036^	1,390	1,006
2.631% due 03/25/2036	2,384	2,090
2.638% due 04/25/2036	232	184
2.639% due 12/25/2034	461	460
2.664% due 06/25/2035	1,835	1,798
2.690% due 04/25/2035	423	396
2.717% due 10/25/2035	1,627	1,512
2.721% due 07/25/2036	500	377
2.732% due 05/25/2036	956	725
4.694% due 12/25/2033	257	262
6.000% due 04/25/2037	2,979	2,675
6.021% due 11/25/2037	4,146	3,416

Total Mortgage-Backed Securities (Cost $236,586)		236,537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.8%
AEP Texas Central Transition Funding LLC
6.250% due 01/15/2017		$750	$868
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		876	863
7.001% due 09/20/2022		8,700	7,974
Avoca CLO BV
1.433% due 09/15/2021	EUR	7,550	9,391
Bear Stearns Asset-Backed Securities Trust
0.792% due 10/25/2034		$2,794	2,735
1.492% due 08/25/2037		2,447	1,602
Countrywide Asset-Backed Certificates
0.392% due 02/25/2037		3,146	2,214
5.595% due 08/25/2035		1,000	685
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036		710	447
Denver Arena Trust
6.940% due 11/15/2019		125	128
Detroit Edison Securitization Funding LLC
6.420% due 03/01/2015		387	402
Equity One ABS, Inc.
4.145% due 04/25/2034		129	123
First Franklin Mortgage Loan Asset-Backed Certificates
0.352% due 11/25/2036		443	431
GSAA Trust
0.542% due 03/25/2037		537	268
0.542% due 05/25/2047		681	418
JCP&L Transition Funding LLC
6.160% due 06/05/2019		650	760
JPMorgan Mortgage Acquisition Corp.
0.302% due 03/25/2047		189	158
Lehman XS Trust
0.472% due 06/25/2046^		189	12
Morgan Stanley Mortgage Loan Trust
0.602% due 04/25/2037		485	185
5.726% due 10/25/2036		429	233
Moselle CLO S.A.
1.569% due 01/06/2020	EUR	3,621	4,569
Securitized Asset-Backed Receivables LLC
0.302% due 12/25/2036^		$270	61
SLM Student Loan Trust
1.642% due 08/15/2025		5,469	5,485
Venture CDO Ltd.
0.791% due 01/20/2022		2,200	2,066

Total Asset-Backed Securities (Cost $43,664)			42,078

SOVEREIGN ISSUES 16.2%
Australia Government Bond
4.750% due 06/15/2016	AUD	10,800	11,718
Australia Government CPI Linked Bond
3.000% due 09/20/2025		25,700	34,395
4.000% due 08/20/2020		25,700	49,348
Bahrain Government International Bond
5.500% due 03/31/2020		$5,900	5,870
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,600	3,634
5.500% due 07/12/2020		$400	448
6.369% due 06/16/2018		1,000	1,168
6.500% due 06/10/2019		1,000	1,181
Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		100	101
8.250% due 09/19/2027		770	932
Brazil Government International Bond
5.875% due 01/15/2019		7,200	8,647

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/17/2017		$3,687	$4,378
8.250% due 01/20/2034		800	1,212
8.750% due 02/04/2025		2,830	4,316
8.875% due 10/14/2019		9,400	13,334
8.875% due 04/15/2024		8,057	12,315
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2024 (e)	BRL	26,700	33,904
10.000% due 01/01/2013		2,030	1,120
10.000% due 01/01/2014		7,789	4,293
10.000% due 01/01/2017		34,798	18,578
10.000% due 01/01/2021		11,121	5,725
Canada Government Bond
3.250% due 06/01/2021 (j)(k)	CAD	81,800	89,718
Canada Housing Trust
3.800% due 06/15/2021		33,700	37,238
China Development Bank Corp.
5.000% due 10/15/2015		$500	551
Colombia Government International Bond
8.125% due 05/21/2024		6,500	9,246
10.375% due 01/28/2033		275	465
11.750% due 02/25/2020		725	1,158
12.000% due 10/22/2015	COP	277,000	195
Export-Import Bank of China
4.875% due 07/21/2015		$2,050	2,240
5.250% due 07/29/2014		6,625	7,162
Guatemala Government Bond
9.250% due 08/01/2013		1,845	2,002
Hong Kong Government International Bond
5.125% due 08/01/2014		750	817
Indonesia Government International Bond
5.875% due 03/13/2020		24,600	28,351
6.750% due 03/10/2014		5,800	6,307
6.875% due 03/09/2017		11,300	13,377
6.875% due 01/17/2018		2,100	2,515
7.250% due 04/20/2015		500	572
7.500% due 01/15/2016		100	118
8.500% due 10/12/2035		200	299
9.500% due 07/15/2031	IDR	163,000,000	22,854
10.000% due 02/15/2028		72,686,000	10,512
11.625% due 03/04/2019		$6,900	10,315
Korea Development Bank
8.000% due 01/23/2014		3,885	4,292
Korea Housing Finance Corp.
4.125% due 12/15/2015		3,500	3,700
Mexico Government International Bond
6.050% due 01/11/2040		300	363
6.750% due 09/27/2034		3,900	5,031
7.250% due 12/15/2016	MXN	58,200	4,924
8.300% due 08/15/2031		$200	299
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	17,400	21,666
Panama Government International Bond
6.700% due 01/26/2036		$100	132
7.250% due 03/15/2015		10,225	11,866
8.875% due 09/30/2027		2,700	4,151
Peru Government International Bond
7.125% due 03/30/2019		500	640
7.350% due 07/21/2025		8,300	11,379
8.375% due 05/03/2016		4,000	4,990
8.750% due 11/21/2033		6,600	10,270
Philippines Government International Bond
6.375% due 01/15/2032		10,478	12,783
6.375% due 10/23/2034		9,100	11,250
6.500% due 01/20/2020		7,500	9,103
7.750% due 01/14/2031		4,900	6,786
8.375% due 06/17/2019		5,410	7,195

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Poland Government International Bond
4.000% due 10/27/2024		$55	$53
6.375% due 07/15/2019		250	292
Qatar Government International Bond
4.000% due 01/20/2015		1,400	1,477
5.250% due 01/20/2020		10,500	11,629
6.400% due 01/20/2040		5,600	6,566
Russia Government International Bond
4.500% due 04/04/2022 (a)		17,600	17,613
7.500% due 03/31/2030		53,420	64,171
12.750% due 06/24/2028		400	723
South Africa Government International Bond
5.250% due 05/16/2013	EUR	1,050	1,461
5.500% due 03/09/2020		$10,600	11,872
5.875% due 05/30/2022		750	859
6.875% due 05/27/2019		4,240	5,125
8.000% due 12/21/2018	ZAR	187,000	24,801
8.250% due 09/15/2017		172,500	23,447
Turkey Government International Bond
5.625% due 03/30/2021		$24,700	25,898
6.750% due 04/03/2018		4,600	5,181
6.750% due 05/30/2040		9,200	10,074
6.875% due 03/17/2036		3,700	4,126
7.000% due 03/11/2019		1,300	1,492
7.250% due 03/05/2038		2,900	3,386
Uruguay Government International Bond
7.625% due 03/21/2036		1,100	1,537
8.000% due 11/18/2022		9,190	12,706
Venezuela Government International Bond
7.750% due 10/13/2019		1,300	1,099
8.250% due 10/13/2024		4,200	3,371
Vietnam Government International Bond
4.000% due 03/12/2028		10,000	8,090
6.875% due 01/15/2016		3,000	3,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	$5,100	$5,279
5.450% due 11/22/2017	3,300	3,424
6.800% due 11/22/2025	8,200	8,599
6.902% due 07/09/2020	2,100	2,279

Total Sovereign Issues (Cost $787,831)		863,372

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)	157,773	0

Total Common Stocks (Cost $845)		0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 12/31/2049	3,000	2,499

Total Preferred Securities (Cost $2,824)		2,499

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.1%

CERTIFICATES OF DEPOSIT 0.1%
Banco do Brasil S.A.
2.256% due 02/15/2013	$6,800	6,792

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.050% due 04/02/2012	$5,800	$5,800

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $5,922. Repurchase proceeds are $5,800.)

U.S. TREASURY BILLS 0.1%
0.052% due 05/10/2012 - 09/13/2012 (d)(g)(j)(k)	5,532	5,531

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (f) 7.8%
PIMCO Short-Term Floating NAV Portfolio	41,591,608	416,790

Total Short-Term Instruments (Cost $434,829)		434,913

PURCHASED OPTIONS (m) 0.0%
(Cost $1,249)		1,818

Total Investments 98.8% (Cost $5,070,498)		$5,281,396

Written Options (n) (0.1%) (Premiums $8,733)		(7,558)

Other Assets and Liabilities (Net) 1.3%		71,004

Net Assets 100.0%		$5,344,842

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $110 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(h)	Securities with an aggregate market value of $5,115 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(i)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $3,781 at a weighted average interest rate of (1.420%). On March 31, 2012, there were no open reverse repurchase agreements.
(j)	Securities with an aggregate market value of $3,791 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2013	1,973	$2,216
90-Day Eurodollar September Futures	Long	09/2013	9	16
U.S. Treasury 10-Year Note June Futures	Long	06/2012	1,080	(1,447)

				$785

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(k)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $16,348 and cash of $10 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.HY-17 5-Year Index	5.000%	12/20/2016	$	118,437	$(2,044)	$7,135
CDX.IG-16 5-Year Index	1.000%	06/20/2016		191,700	1,500	1,199

					$(544)	$8,334

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	54,500	$587	$824
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	1,000	19	6
Pay	6-Month EUR-EURIBOR	2.250%	09/21/2016	EUR	290,400	14,247	8,188

						$14,853	$9,018

(l)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CenturyLink, Inc.	BOA	(0.595%	)	06/20/2017	2.237%	$	5,000	$395	$0	$395
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.733%		5,000	234	0	234
CSX Corp.	UAG	(0.880%	)	06/20/2017	0.508%		5,000	(96)	0	(96)
FBG Finance Ltd.	BRC	(1.600%	)	06/20/2015	0.355%		1,000	(41)	0	(41)
HCP, Inc.	BOA	(1.227%	)	03/20/2018	1.577%		5,000	95	0	95
Limited Brands, Inc.	GST	(2.410%	)	09/20/2017	1.898%		2,000	(54)	0	(54)
Marsh & McLennan Cos., Inc.	BRC	(0.760%	)	09/20/2015	0.365%		5,000	(70)	0	(70)
PulteGroup, Inc.	DUB	(1.000%	)	03/20/2014	2.045%		10,500	208	327	(119)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	11.590%		2,500	828	0	828
Springleaf Finance Corp.	RYL	(1.300%	)	12/20/2017	11.590%		2,500	834	0	834

								$2,333	$327	$2,006

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	GST	5.000%	09/20/2016	2.880%	$	8,300	$744	$333	$411
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%		1,000	7	0	7
American International Group, Inc.	DUB	5.000%	09/20/2013	0.979%		100	6	(13)	19
Biomet, Inc.	FBF	8.000%	03/20/2014	1.874%		1,473	175	0	175
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.660%	EUR	2,800	42	(421)	463
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.660%	$	1,200	168	36	132
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.000%		1,600	1	(7)	8
Brazil Government International Bond	CBK	1.000%	03/20/2013	0.504%		10,900	56	18	38
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.000%		15,300	5	(60)	65
Brazil Government International Bond	GST	1.000%	09/20/2016	1.085%		24,000	(80)	(792)	712
Brazil Government International Bond	GST	1.000%	12/20/2016	1.132%		9,000	(50)	(390)	340
Brazil Government International Bond	HUS	1.000%	09/20/2016	1.085%		2,000	(7)	(70)	63
Brazil Government International Bond	JPM	1.000%	12/20/2015	0.965%		10,000	16	(94)	110
Brazil Government International Bond	MYC	1.470%	02/20/2017	1.164%		700	11	0	11
Brazil Government International Bond	UAG	1.000%	12/20/2012	0.427%		13,000	59	25	34
California State General Obligation Bonds, Series 2003	CBK	3.050%	12/20/2020	2.000%		13,000	844	0	844
Chesapeake Energy Corp.	FBF	1.710%	09/20/2012	1.265%		4,500	12	0	12
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	3.062%		1,900	90	(143)	233
China Government International Bond	BOA	1.000%	09/20/2016	0.977%		3,100	4	16	(12)
China Government International Bond	BPS	1.000%	09/20/2015	0.762%		2,900	25	27	(2)
China Government International Bond	BRC	1.000%	09/20/2015	0.762%		4,000	34	38	(4)
China Government International Bond	BRC	1.000%	09/20/2016	0.977%		5,000	7	26	(19)
China Government International Bond	CBK	1.000%	12/20/2012	0.278%		2,300	12	9	3
China Government International Bond	CBK	1.000%	09/20/2015	0.762%		1,400	12	13	(1)
China Government International Bond	CBK	1.000%	09/20/2016	0.977%		7,000	10	36	(26)
China Government International Bond	FBF	1.000%	09/20/2016	0.977%		6,000	8	30	(22)
China Government International Bond	GST	1.000%	12/20/2012	0.278%		4,700	26	21	5

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	HUS	1.000%	12/20/2012	0.278%	$	4,700	$27	$17	$10
China Government International Bond	HUS	1.000%	09/20/2015	0.762%		1,100	9	10	(1)
China Government International Bond	HUS	1.000%	09/20/2016	0.977%		1,000	1	(26)	27
China Government International Bond	MYC	1.000%	09/20/2015	0.762%		3,100	27	25	2
China Government International Bond	MYC	1.000%	09/20/2016	0.977%		8,300	11	41	(30)
China Government International Bond	RYL	1.000%	09/20/2015	0.762%		4,000	34	37	(3)
China Government International Bond	UAG	1.000%	03/20/2013	0.309%		12,100	86	54	32
Connecticut State General Obligation Notes, Series 2007	GST	1.600%	03/20/2021	1.503%		6,000	45	0	45
Continental AG	BRC	5.000%	12/20/2013	1.523%	EUR	2,200	179	103	76
Continental AG	UAG	5.000%	12/20/2013	1.523%		4,200	341	214	127
Egypt Government International Bond	DUB	1.000%	03/20/2016	5.319%	$	1,500	(226)	(176)	(50)
El Paso Corp.	BOA	5.000%	09/20/2014	1.077%		400	39	(30)	69
El Paso Corp.	FBF	5.000%	09/20/2014	1.077%		6,300	615	(466)	1,081
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2014	0.799%		600	4	(15)	19
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2014	0.799%		800	5	(20)	25
Emirate of Abu Dhabi Government International Bond	GST	1.000%	12/20/2014	0.799%		800	5	(26)	31
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.003%		900	0	(7)	7
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.036%		1,000	(1)	(7)	6
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.799%		300	1	(10)	11
France Government Bond	DUB	0.250%	09/20/2015	1.326%		700	(26)	(26)	0
France Government Bond	DUB	0.250%	03/20/2016	1.423%		7,200	(322)	(256)	(66)
France Government Bond	GST	0.250%	03/20/2016	1.423%		6,800	(303)	(227)	(76)
France Government Bond	JPM	0.250%	09/20/2015	1.326%		1,000	(36)	(35)	(1)
France Government Bond	MYC	0.250%	09/20/2016	1.526%		4,300	(233)	(203)	(30)
Freeport-McMoRan Copper & Gold, Inc.	BOA	0.910%	06/20/2012	0.347%		1,800	3	0	3
Freeport-McMoRan Copper & Gold, Inc.	MYC	0.890%	06/20/2012	0.347%		5,950	9	0	9
Gazprom OAO Via RBS AG	GST	1.000%	12/20/2012	0.584%		7,300	25	(74)	99
Gazprom OAO Via RBS AG	MYC	1.000%	12/20/2012	0.584%		7,800	27	(83)	110
Gazprom Via Gaz Capital S.A.	DUB	1.000%	03/20/2013	0.702%		5,000	16	(52)	68
Gazprom Via Gaz Capital S.A.	DUB	1.490%	09/20/2017	2.340%		5,000	(212)	0	(212)
General Electric Capital Corp.	BOA	1.000%	12/20/2012	0.372%		1,400	7	(45)	52
General Electric Capital Corp.	BOA	7.000%	06/20/2013	0.557%		400	33	0	33
General Electric Capital Corp.	BRC	5.000%	06/20/2012	0.372%		5,200	64	134	(70)
General Electric Capital Corp.	CBK	6.950%	03/20/2013	0.491%		5,000	328	0	328
General Electric Capital Corp.	CBK	3.950%	03/20/2017	1.365%		9,425	1,160	0	1,160
General Electric Capital Corp.	DUB	1.070%	12/20/2012	0.380%		3,540	19	0	19
General Electric Capital Corp.	GST	5.000%	06/20/2012	0.372%		5,000	62	(350)	412
GenOn Energy, Inc.	GST	5.000%	09/20/2014	7.475%		4,000	(210)	(657)	447
Goldman Sachs Group, Inc.	MYC	0.235%	06/20/2012	1.466%		4,000	(11)	0	(11)
HCA, Inc.	FBF	5.000%	03/20/2014	2.009%		880	51	(132)	183
HSBC Finance Corp.	DUB	5.000%	09/20/2013	0.668%		120	8	11	(3)
Indonesia Government International Bond	GST	1.000%	09/20/2016	1.441%		900	(17)	(34)	17
Indonesia Government International Bond	HUS	1.000%	12/20/2015	1.218%		4,250	(32)	(92)	60
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.218%		6,250	(47)	(130)	83
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.441%		14,000	(260)	(579)	319
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.954%		9,900	22	(76)	98
Mexico Government International Bond	DUB	1.000%	12/20/2016	1.090%		5,900	(22)	(147)	125
Mexico Government International Bond	GST	2.050%	09/20/2013	0.457%		210	5	0	5
Mexico Government International Bond	GST	1.000%	03/20/2015	0.782%		30,000	204	(595)	799
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.954%		4,900	11	(47)	58
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.955%		650	(1)	0	(1)
Mexico Government International Bond	MYC	2.070%	09/20/2013	0.457%		530	13	0	13
Mexico Government International Bond	MYC	2.170%	09/20/2013	0.457%		120	3	0	3
Mexico Government International Bond	RYL	1.000%	12/20/2015	0.915%		5,000	17	(79)	96
Mexico Government International Bond	UAG	1.000%	03/20/2015	0.782%		17,900	122	(324)	446
New Jersey State General Obligation Bonds, Series 2001	GST	1.970%	03/20/2021	1.570%		1,000	29	0	29
New York State General Obligation Bonds, Series 2005	MYC	1.950%	12/20/2020	1.350%		13,000	554	0	554
NRG Energy, Inc.	BOA	5.000%	06/20/2016	6.074%		1,500	(55)	28	(83)
NRG Energy, Inc.	BOA	5.000%	09/20/2016	6.308%		2,000	(93)	(12)	(81)
NRG Energy, Inc.	BPS	5.000%	09/20/2016	6.308%		2,300	(107)	(23)	(84)
NRG Energy, Inc.	DUB	5.000%	06/20/2016	6.074%		600	(21)	9	(30)
NRG Energy, Inc.	FBF	5.000%	06/20/2015	5.210%		1,000	(4)	(15)	11
NRG Energy, Inc.	FBF	5.000%	06/20/2016	6.074%		2,400	(88)	39	(127)
NRG Energy, Inc.	GST	5.000%	06/20/2016	6.074%		9,000	(328)	186	(514)
NRG Energy, Inc.	MYC	5.000%	09/20/2016	6.308%		4,800	(224)	(29)	(195)
NRG Energy, Inc.	UAG	5.000%	06/20/2015	5.210%		500	(2)	(8)	6

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
NRG Energy, Inc.	UAG	5.000%	06/20/2016	6.074%	$	1,000	$(36)	$19	$(55)
Peru Government International Bond	MYC	1.960%	10/20/2016	1.111%		600	28	0	28
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.191%		4,100	(25)	(141)	116
Philippines Government International Bond	BPS	1.000%	09/20/2015	0.965%		2,300	4	(52)	56
Philippines Government International Bond	CBK	1.000%	09/20/2015	0.965%		4,900	8	(110)	118
Philippines Government International Bond	CBK	1.770%	12/20/2017	1.536%		5,200	69	0	69
Philippines Government International Bond	DUB	2.500%	09/20/2017	1.492%		4,500	240	0	240
Philippines Government International Bond	MYC	2.440%	09/20/2017	1.492%		300	15	0	15
Philippines Government International Bond	UAG	2.260%	03/20/2013	0.420%		3,800	72	0	72
Poland Government International Bond	DUB	1.000%	12/20/2015	1.479%		13,520	(230)	(133)	(97)
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.994%		1,000	1	(2)	3
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.994%		1,000	1	(2)	3
Qatar Government International Bond	UAG	1.000%	12/20/2014	0.796%		2,100	12	(30)	42
Rio Tinto Finance USA Ltd.	UAG	1.000%	06/20/2014	0.502%		200	2	(2)	4
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	FBF	1.870%	10/20/2012	0.572%		1,400	22	0	22
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MYC	2.000%	10/20/2012	0.572%		3,000	52	0	52
SLM Corp.	BOA	0.820%	06/20/2012	1.587%		4,500	(6)	0	(6)
South Africa Government International Bond	FBF	1.000%	12/20/2020	1.888%		2,150	(144)	(83)	(61)
South Africa Government International Bond	MYC	1.000%	12/20/2020	1.888%		4,500	(301)	(147)	(154)
Sprint Nextel Corp.	UAG	1.000%	09/20/2017	7.656%		3,100	(834)	(469)	(365)
Sprint Nextel Corp.	UAG	1.000%	06/20/2019	7.916%		3,400	(1,104)	(615)	(489)
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	2.550%		500	30	(55)	85
SunGard Data Systems, Inc.	CBK	5.000%	09/20/2014	2.550%		2,100	127	(234)	361
SunGard Data Systems, Inc.	FBF	5.000%	09/20/2014	2.550%		2,400	145	(270)	415
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%	JPY	25,000	(7)	(40)	33
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	6.866%		20,620	(20)	(45)	25
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.288%	$	3,200	75	27	48
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		5,800	131	72	59
United Kingdom Gilt	FBF	1.000%	09/20/2015	0.343%		2,300	53	24	29
Verizon Communications, Inc.	CBK	1.000%	06/20/2013	0.170%		200	2	2	0
Wells Fargo & Co.	BRC	1.000%	03/20/2013	0.263%		2,000	15	(41)	56
Wells Fargo & Co.	CBK	1.000%	03/20/2013	0.263%		1,100	8	(25)	33
Wells Fargo & Co.	MYC	1.000%	03/20/2013	0.263%		900	7	(21)	28

							$1,989	$(7,940)	$9,929

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	$	31,600	$2,609	$3,318	$(709)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		9,600	902	1,199	(297)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		3,900	366	487	(121)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		10,400	977	1,316	(339)
CDX.EM-13 5-Year Index	RYL	5.000%	06/20/2015		20,000	1,878	2,380	(502)
CDX.EM-13 5-Year Index	UAG	5.000%	06/20/2015		1,000	93	118	(25)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		22,400	2,288	2,778	(490)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		20,100	2,053	2,492	(439)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		10,900	1,114	1,352	(238)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		6,000	613	725	(112)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,500	153	195	(42)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		3,700	409	392	17
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		10,000	1,107	920	187
CDX.EM-16 5-Year Index	BRC	5.000%	12/20/2016		16,400	1,905	1,464	441
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		2,200	255	198	57
CDX.EM-16 5-Year Index	DUB	5.000%	12/20/2016		4,500	522	407	115
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		8,502	0	0	0
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012	EUR	2,760	(42)	49	(91)
iTraxx Europe Crossover 9 Index	DUB	6.500%	06/20/2013		23,400	1,093	249	844

						$18,295	$20,039	$(1,744)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	58,600	$204	$150	$54
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		127,600	759	680	79
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		74,300	495	443	52
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		77,700	1,939	58	1,881
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		78,500	2,060	170	1,890
Pay	1-Year BRL-CDI	9.980%	01/02/2015	JPM		39,000	12	(15)	27
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		353,700	713	375	338
Pay	1-Year BRL-CDI	10.605%	01/02/2015	MYC		26,000	178	204	(26)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	60,600	1,054	136	918
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	BRC	MXN	445,800	412	53	359
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		445,800	412	29	383
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		1,502,000	199	345	(146)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		250,000	33	89	(56)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		248,000	33	62	(29)
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	JPM		20,000	145	19	126

							$8,648	$2,798	$5,850

(m)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	39,800	$135	$298
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		149,000	588	1,118
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		2,200	136	89
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		100	5	4
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		1,300	64	53
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		1,800	93	73
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		4,500	228	183

								$1,249	$1,818

(n)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	234	$123	$(38)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	234	58	(21)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	715	205	(22)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,726	577	(464)

				$963	$(545)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	67

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012	$	79,600	$141	$0
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		23,300	0	(67)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		23,300	0	(12)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		23,300	0	(67)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		23,300	0	(12)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		298,000	596	0
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		80,400	0	(630)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		80,400	0	(81)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		52,200	0	(272)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		52,200	0	(92)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		29,000	301	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		28,400	278	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		9,000	126	(33)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		22,400	264	(307)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		22,400	421	(354)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		6,100	65	(23)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		47,900	282	(317)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		47,900	1,290	(1,116)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		119,600	1,352	(1,639)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		119,600	2,345	(1,891)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		4,300	52	(16)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		4,300	51	(16)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		15,800	176	(58)
Put - OTC 5-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		2,800	30	(10)

								$7,770	$(7,013)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$854,100	$5,904
Sales	3,127	2,311,700	14,398
Closing Buys	(109)	(1,543,100)	(9,653)
Expirations	0	0	0
Exercised	(109)	(407,200)	(1,916)

Balance at 03/31/2012	2,909	$1,215,500	$8,733

(o)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.306%	08/28/2017	03/31/2011 - 05/20/2011	$3,689	$2,988	0.06%

(p)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	18,365	04/2012	BRC	$0	$(440)	$(440)
Sell		152,563	04/2012	BRC	5,066	0	5,066
Sell		2,963	04/2012	BSN	49	0	49
Sell		52,679	04/2012	CBK	1,427	0	1,427
Buy		44,685	04/2012	JPM	0	(941)	(941)
Sell		17,688	04/2012	UAG	626	0	626
Buy	BRL	98,184	04/2012	BRC	0	(2,544)	(2,544)
Sell		98,184	04/2012	BRC	2,706	0	2,706
Sell		98,184	06/2012	BRC	2,569	0	2,569
Sell	CAD	12,237	06/2012	FBF	72	0	72
Sell		40,871	06/2012	JPM	419	0	419
Sell		23,228	06/2012	UAG	132	0	132
Buy	CNY	43,478	06/2012	BRC	52	0	52
Buy		42,000	06/2012	CBK	80	0	80

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CNY	239,613	06/2012	CBK	$161	$0	$161
Buy		60,500	06/2012	DUB	34	(31)	3
Buy		32,752	06/2012	GST	61	0	61
Buy		258,371	06/2012	HUS	64	(116)	(52)
Sell		334,960	06/2012	HUS	0	(95)	(95)
Buy		12,362	06/2012	JPM	22	0	22
Sell		47,175	06/2012	JPM	30	0	30
Buy		172,285	06/2012	RYL	79	0	79
Buy		43,100	02/2013	BRC	0	(61)	(61)
Buy		121,380	02/2013	CBK	0	(282)	(282)
Sell		257,500	02/2013	CBK	287	0	287
Buy		185,565	02/2013	GST	0	(482)	(482)
Sell		257,500	02/2013	HUS	284	0	284
Buy		333,056	02/2013	JPM	0	(488)	(488)
Buy		53,000	02/2013	UAG	0	(78)	(78)
Sell		221,101	02/2013	UAG	13	0	13
Buy		26,000	08/2013	DUB	0	(51)	(51)
Sell		65,000	08/2013	HUS	15	0	15
Buy		19,000	08/2013	RYL	0	(25)	(25)
Buy		20,000	08/2013	UAG	0	(33)	(33)
Buy		25,000	04/2014	RYL	0	(149)	(149)
Sell		25,000	04/2014	UAG	0	(3)	(3)
Buy	EUR	8,743	04/2012	CBK	89	0	89
Sell		8,743	04/2012	HUS	0	(77)	(77)
Buy		303	05/2012	BRC	0	0	0
Sell		142,424	05/2012	BRC	0	(1,809)	(1,809)
Buy		11,768	05/2012	CBK	308	0	308
Sell		8,743	05/2012	CBK	0	(89)	(89)
Buy		548	05/2012	DUB	4	0	4
Buy		50,582	05/2012	MSC	510	0	510
Buy		420	05/2012	RBC	11	0	11
Buy		665	05/2012	UAG	10	0	10
Sell		222,734	05/2012	UAG	0	(1,390)	(1,390)
Buy	GBP	219	04/2012	BSN	6	0	6
Buy		304	04/2012	CBK	10	0	10
Buy		32,471	04/2012	DUB	503	0	503
Sell		32,994	04/2012	HUS	0	(605)	(605)
Buy		67	05/2012	BRC	0	0	0
Sell		32,471	05/2012	DUB	0	(503)	(503)
Sell	IDR	255,600,000	07/2012	UAG	0	(547)	(547)
Buy	INR	3,341	07/2012	JPM	0	(1)	(1)
Buy	JPY	208,318	06/2012	BRC	0	(17)	(17)
Buy		260,316	06/2012	CBK	0	(1)	(1)
Buy	KRW	288,611	07/2012	UAG	0	(3)	(3)
Buy	MXN	151,351	06/2012	HUS	33	(7)	26
Buy		191	06/2012	JPM	0	0	0
Buy		1,349	06/2012	UAG	0	0	0
Sell	MYR	27,117	04/2012	CBK	0	(84)	(84)
Sell		15,769	04/2012	GST	56	0	56
Buy		42,759	04/2012	UAG	0	(131)	(131)
Buy	PHP	39,420	06/2012	CBK	3	0	3
Buy	SGD	3,500	05/2012	UAG	19	0	19
Sell	ZAR	369,545	07/2012	DUB	0	(3,455)	(3,455)

					$15,810	$(14,538)	$1,272

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	69

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(q)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$180,945	$5,131	$186,076
Corporate Bonds & Notes
Banking & Finance	0	1,055,223	0	1,055,223
Industrials	0	1,291,727	35,854	1,327,581
Utilities	0	391,544	309	391,853
Convertible Bonds & Notes
Industrials	0	1,493	0	1,493
Municipal Bonds & Notes
Alaska	0	148	0	148
California	0	108,559	0	108,559
District of Columbia	0	552	0	552
Illinois	0	1,109	0	1,109
Indiana	0	2,746	0	2,746
Iowa	0	1,985	0	1,985
Kentucky	0	1,478	0	1,478
Massachusetts	0	4,144	0	4,144
New Jersey	0	4,559	0	4,559
New York	0	43,874	0	43,874
Ohio	0	26,603	0	26,603
Tennessee	0	3,518	0	3,518
Texas	0	2,316	0	2,316
West Virginia	0	17,660	0	17,660
U.S. Government Agencies	0	115,818	696	116,514
U.S. Treasury Obligations	0	402,188	0	402,188
Mortgage-Backed Securities	0	234,603	1,934	236,537
Asset-Backed Securities	0	31,175	10,903	42,078
Sovereign Issues	0	863,372	0	863,372
Common Stocks
Financials	0	0	0	0

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Preferred Securities
Banking & Finance	$0	$2,499	$0	$2,499
Short-Term Instruments
Certificates of Deposit	0	6,792	0	6,792
Repurchase Agreements	0	5,800	0	5,800
U.S. Treasury Bills	0	5,531	0	5,531
PIMCO Short-Term Floating NAV Portfolios	416,790	0	0	416,790
Purchased Options
Interest Rate Contracts	0	1,818	0	1,818
	$416,790	$4,809,779	$54,827	$5,281,396

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	25,291	0	25,291
Foreign Exchange Contracts	0	15,810	0	15,810
Interest Rate Contracts	2,232	15,125	0	17,357
	$2,232	$56,226	$0	$58,458

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6,766)	0	(6,766)
Foreign Exchange Contracts	0	(14,538)	0	(14,538)
Interest Rate Contracts	(1,447)	(7,815)	0	(9,262)
	$(1,447)	$(29,119)	$0	$(30,566)

Totals	$417,575	$4,836,886	$54,827	$5,309,288

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Bank Loan Obligations	$3,572	$6,513	$(3,600)	$6	$0	$(1,360)	$0	$0	$5,131	$(1,388)
Corporate Bonds & Notes
Banking & Finance	15,740	780	(3,811)	81	477	(1,439)	0	(11,828)	0	0
Industrials	37,590	718	(2,722)	(212)	(165)	645	0	0	35,854	708
Utilities	273	151	(88)	0	0	(27)	0	0	309	(27)
U.S. Government Agencies	0	0	0	0	0	0	696	0	696	0
Mortgage-Backed Securities	0	104	(6)	0	0	0	1,836	0	1,934	0
Asset-Backed Securities	11,286	198	(531)	49	2	(101)	0	0	10,903	(105)
Common Stocks
Financials	0	845	0	0	0	(845)	0	0	0	(845)

	$68,461	$9,309	$(10,758)	$(76)	$314	$(3,127)	$2,532	$(11,828)	$54,827	$(1,657)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,733)	$0	$0	$0	$1,708	$1,025	$0	$0	$0	$0

Totals	$65,728	$9,309	$(10,758)	$(76)	$2,022	$(2,102)	$2,532	$(11,828)	$54,827	$(1,657)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1,818	$1,818
Variation margin receivable on financial derivative instruments (2)	0	195	0	0	734	929
Unrealized appreciation on foreign currency contracts	0	0	0	15,810	0	15,810
Unrealized appreciation on OTC swap agreements	0	16,957	0	0	6,107	23,064

	$0	$17,152	$0	$15,810	$8,659	$41,621

Liabilities:
Written options outstanding	$0	$0	$0	$0	$7,558	$7,558
Variation margin payable on financial derivative instruments (2)	0	0	0	0	456	456
Unrealized depreciation on foreign currency contracts	0	0	0	14,538	0	14,538
Unrealized depreciation on OTC swap agreements	0	6,766	0	0	257	7,023

	$0	$6,766	$0	$14,538	$8,271	$29,575

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts	$0	$0	$0	$0	$14,601	$14,601
Net realized gain on written options	0	3,054	0	0	6,007	9,061
Net realized gain (loss) on swaps	0	14,474	0	0	(26,197)	(11,723)
Net realized gain on foreign currency transactions	0	0	0	16,710	0	16,710

	$0	$17,528	$0	$16,710	$(5,589)	$28,649

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$569	$569
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(609)	(609)
Net change in unrealized appreciation (depreciation) on written options	0	(354)	0	0	4,070	3,716
Net change in unrealized appreciation (depreciation) on swaps	0	(4,171)	0	0	22,115	17,944
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	6,477	0	6,477

	$0	$(4,525)	$0	$6,477	$26,145	$28,097

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $785 and open centrally cleared swaps cumulative appreciation/(depreciation) of $17,352 as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$3,828	$(3,920)	$(92)
BPS	1,982	(2,030)	(48)
BRC	9,610	(9,684)	(74)
BSN	55	0	55
CBK	6,406	(6,420)	(14)
DUB	(5,246)	5,115	(131)
FBF	906	(840)	66
GLM	423	(490)	(67)
GST	104	(1,200)	(1,096)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	71

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

March 31, 2012

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
HUS	$1,277	$(1,600)	$(323)
JPM	1,903	(2,090)	(187)
MSC	510	(1,190)	(680)
MYC	1,002	(1,800)	(798)
RBC	11	0	11
RYL	3,969	(4,151)	(182)
UAG	602	(1,660)	(1,058)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Floating Income Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.1%
AES Corp.
4.250% due 05/27/2018		$2,970	$2,977
Ally Financial, Inc.
0.500% due 06/11/2012		2,000	1,920
Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		2,962	2,965
Bausch & Lomb, Inc.
3.491% due 04/24/2015		374	374
3.491% - 3.720% due 04/24/2015		1,532	1,531
CCM Merger, Inc.
7.000% due 03/01/2017		946	951
Charter Communications Operating LLC
2.241% due 03/06/2014		50	49
Chrysler Group LLC
6.000% due 05/24/2017		5,161	5,252
Community Health Systems, Inc.
2.491% - 2.739% due 07/25/2014		4,353	4,303
CSC Holdings LLC
1.991% due 03/29/2016		1,870	1,861
DaVita, Inc.
4.500% due 10/20/2016		99	100
Delos Aircraft, Inc.
7.000% due 03/17/2016		800	805
Delphi Corp.
3.500% due 03/31/2017		1,953	1,956
Dole Food Co., Inc.
5.000% - 6.000% due 07/08/2018		956	963
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		500	501
FCI International S.A.S.
2.742% due 09/30/2012		50	49
First Data Corp.
2.992% due 09/24/2014		5,542	5,351
Fresenius Medical Care U.S. Finance, Inc.
3.250% due 09/10/2014		2,469	2,471
HCA, Inc.
2.491% due 11/17/2013		10,700	10,669
2.741% due 05/02/2016		8,550	8,345
Hertz Corp.
3.750% due 03/11/2018		6,930	6,919
IASIS Healthcare LLC
5.000% due 05/03/2018		7,920	7,937
Ineos US Finance LLC
8.001% due 12/16/2014		1,074	1,132
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018		6,554	6,597
iStar Financial, Inc.
5.000% due 06/28/2013		466	466
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	3,000	4,020
Kinetic Concepts, Inc.
7.000% due 05/04/2018		$3,990	4,075
Manitowoc Co., Inc.
4.250% due 11/13/2017		1,660	1,660
MetroPCS Wireless, Inc.
4.000% due 03/17/2018		5,940	5,907
Nielsen Finance LLC
2.243% due 08/09/2013		588	588
3.493% due 05/01/2016		260	261
3.993% due 05/01/2016		588	588
Novelis, Inc.
4.000% due 03/10/2017		1,975	1,973

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRG Energy, Inc.
4.000% due 07/01/2018		$8,436	$8,434
Petroleum Export Ltd.
3.474% due 12/20/2012		506	501
Quintiles Transnational Corp.
5.000% due 06/08/2018		3,970	3,985
Reynolds Group Holdings Ltd.
6.500% due 02/09/2018		1,959	1,986
6.500% due 08/09/2018		8,859	8,982
SEAT Pagine Gialle SpA
0.429% due 06/08/2012	EUR	234	233
Springleaf Finance Corp.
5.500% due 05/10/2017		$13,000	12,001
SunGard Data Systems, Inc.
1.991% - 1.993% due 02/28/2014		1,785	1,782
3.741% due 02/28/2014		1,071	1,073
Terex Corp.
5.500% due 04/28/2017		1,493	1,508
Texas Competitive Electric Holdings Co. LLC
4.743% due 10/10/2017		3,857	2,154
U.S. Airways Group, Inc.
2.742% due 03/23/2014		2,917	2,697
UPC Broadband Holding BV
4.324% due 12/30/2016	EUR	2,174	2,816
4.574% due 12/31/2017		941	1,233
Vodafone Group PLC
6.875% due 08/17/2015		$5,538	5,538
Weather Channel, Inc.
4.250% due 02/11/2017		1,952	1,956

Total Bank Loan Obligations (Cost $154,095)			152,395

CORPORATE BONDS & NOTES 62.9%

BANKING & FINANCE 25.0%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		2,200	2,137
4.125% due 03/03/2014	EUR	100	136
ABN AMRO Bank NV
2.323% due 01/30/2014		$12,000	12,037
Ally Financial, Inc.
2.688% due 12/01/2014		250	233
3.710% due 02/11/2014		17,400	17,227
3.874% due 06/20/2014		9,100	8,919
6.625% due 05/15/2012		1,500	1,512
7.500% due 12/31/2013		2,200	2,343
8.300% due 02/12/2015		4,300	4,692
American Express Bank FSB
5.550% due 10/17/2012		929	953
6.000% due 09/13/2017		200	234
American Express Co.
7.250% due 05/20/2014		3,800	4,280
American International Group, Inc.
5.000% due 06/26/2017	EUR	1,250	1,694
5.000% due 04/26/2023	GBP	200	297
5.450% due 05/18/2017		$4,700	5,063
5.600% due 10/18/2016		2,000	2,167
5.850% due 01/16/2018		13,800	15,041
8.250% due 08/15/2018		3,500	4,211
Anadarko Finance Co.
7.500% due 05/01/2031		200	247
ANZ National International Ltd.
6.200% due 07/19/2013		900	946
Australia & New Zealand Banking Group Ltd.
3.700% due 01/13/2015		700	732
5.100% due 01/13/2020		100	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Bradesco S.A.
2.598% due 05/16/2014		$15,500	$15,747
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		1,800	1,845
Banco del Estado de Chile
4.125% due 10/07/2020		1,400	1,456
Banco do Brasil S.A.
4.500% due 01/22/2015		13,400	14,124
4.500% due 01/20/2016	EUR	6,000	8,294
6.000% due 01/22/2020		$1,900	2,143
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		500	523
Banco Santander Brasil S.A.
2.574% due 03/18/2014		4,400	4,322
4.250% due 01/14/2016		4,000	4,020
4.500% due 04/06/2015		200	205
Banco Santander Chile
1.811% due 04/20/2012		1,100	1,100
3.750% due 09/22/2015		3,600	3,691
Banco Votorantim S.A.
5.250% due 02/11/2016		7,500	7,811
Bank of America Corp.
5.750% due 12/01/2017		11,250	12,077
6.000% due 09/01/2017		6,990	7,620
6.500% due 08/01/2016		285	314
7.375% due 05/15/2014		460	500
7.625% due 06/01/2019		30	35
Banque PSA Finance S.A.
8.500% due 05/04/2012	EUR	1,900	2,549
Barclays Bank PLC
5.000% due 09/22/2016		$500	538
5.200% due 07/10/2014		11,500	12,194
6.750% due 05/22/2019		6,200	7,137
10.179% due 06/12/2021		10,000	11,861
14.000% due 11/29/2049	GBP	7,200	14,165
BBVA Bancomer S.A.
4.500% due 03/10/2016		$16,700	17,284
6.500% due 03/10/2021		5,400	5,656
7.250% due 04/22/2020		400	425
Bear Stearns Cos. LLC
6.400% due 10/02/2017		2,450	2,855
7.250% due 02/01/2018		22,500	27,157
BM&FBovespa S.A.
5.500% due 07/16/2020		100	107
BNP Paribas S.A.
0.983% due 04/08/2013		100	99
5.000% due 01/15/2021		800	809
7.781% due 06/29/2049	EUR	22,000	28,461
BPCE S.A.
2.277% due 02/07/2014		$9,700	9,488
4.625% due 07/29/2049	EUR	200	202
5.250% due 07/29/2049		600	632
6.117% due 10/29/2049		350	350
9.000% due 03/29/2049		200	247
9.250% due 10/29/2049		500	600
CBA Capital Trust
6.024% due 03/29/2049		$2,700	2,567
Citigroup Capital
8.300% due 12/21/2077		375	380
Citigroup, Inc.
4.750% due 05/19/2015		4,900	5,163
4.750% due 02/10/2019	EUR	2,000	2,429
5.300% due 10/17/2012		$4,700	4,794
5.500% due 04/11/2013		4,800	4,982
5.850% due 07/02/2013		2,900	3,035
6.000% due 08/15/2017		200	223

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	73

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 11/21/2017		$9,500	$10,614
6.500% due 08/19/2013		2,500	2,646
Columbus International, Inc.
11.500% due 11/20/2014		13,850	15,505
Countrywide Financial Corp.
0.967% due 05/07/2012		5,775	5,777
5.800% due 06/07/2012		1,900	1,915
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	700	767
7.589% due 01/29/2049		800	941
8.125% due 10/29/2049		200	260
Credit Suisse
5.000% due 05/15/2013		$1,200	1,246
5.500% due 05/01/2014		5,000	5,364
Export-Import Bank of Korea
3.750% due 10/20/2016		400	415
4.000% due 01/29/2021		3,800	3,757
5.125% due 06/29/2020		1,600	1,722
5.875% due 01/14/2015		400	438
Fiat Finance & Trade S.A.
6.625% due 02/15/2013	EUR	1,800	2,473
7.625% due 09/15/2014		11,900	16,566
9.000% due 07/30/2012		1,000	1,359
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$4,400	4,690
7.000% due 04/15/2015		100	109
7.500% due 08/01/2012		1,700	1,726
8.000% due 06/01/2014		3,500	3,855
8.000% due 12/15/2016		5,200	6,041
8.700% due 10/01/2014		400	453
12.000% due 05/15/2015		200	249
General Electric Capital Corp.
0.579% due 05/29/2012		13,700	13,666
0.594% due 12/20/2013		9,594	9,492
0.773% due 10/06/2015		1,000	961
Genworth Financial, Inc.
7.200% due 02/15/2021		1,400	1,428
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		4,100	3,746
1.080% due 01/12/2015		6,100	5,801
3.700% due 08/01/2015		2,000	2,037
5.250% due 10/15/2013		100	105
6.150% due 04/01/2018		400	432
7.500% due 02/15/2019		300	343
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,000	6,240
HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	1,200	1,324
HBOS PLC
6.750% due 05/21/2018		$7,500	7,046
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018		2,861	1,216
HSBC Finance Corp.
0.918% due 06/01/2016		11,485	10,416
6.676% due 01/15/2021		1,800	1,924
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,700	2,827
ICICI Bank Ltd.
4.750% due 11/25/2016		9,000	8,998
5.500% due 03/25/2015		1,100	1,144
5.750% due 11/16/2020		7,600	7,501
Ineos Finance PLC
8.375% due 02/15/2019		1,100	1,166
9.250% due 05/15/2015	EUR	100	141
ING Groep NV
5.140% due 03/29/2049	GBP	200	240

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
5.750% due 05/15/2016		$14,400	$14,394
5.875% due 05/01/2013		1,300	1,336
6.500% due 09/01/2014		10,500	11,143
Intesa Sanpaolo SpA
2.892% due 02/24/2014		26,000	25,374
IPIC GMTN Ltd.
3.125% due 11/15/2015		5,000	5,075
5.000% due 11/15/2020		7,350	7,552
JPMorgan Chase & Co.
4.650% due 06/01/2014		900	960
5.375% due 10/01/2012		1,000	1,024
7.900% due 04/29/2049		34,900	38,366
JPMorgan Chase Bank N.A.
0.804% due 06/13/2016		3,300	3,069
Korea Exchange Bank
4.875% due 01/14/2016		500	526
Korea Finance Corp.
3.250% due 09/20/2016		400	404
LBG Capital PLC
7.869% due 08/25/2020	GBP	600	825
8.875% due 02/07/2020	EUR	200	242
9.125% due 07/15/2020	GBP	500	714
9.334% due 02/07/2020		1,100	1,642
15.000% due 12/21/2019		300	595
LeasePlan Finance NV
3.750% due 03/18/2013	EUR	500	677
Lehman Brothers Holdings, Inc.
0.000% due 06/12/2013^		2,543	1,029
Lloyds TSB Bank PLC
2.911% due 01/24/2014		$600	598
4.875% due 01/21/2016		28,800	29,882
12.000% due 12/29/2049		700	733
Majapahit Holding BV
7.250% due 06/28/2017		100	116
7.750% due 10/17/2016		200	232
7.750% due 01/20/2020		4,200	5,082
Merrill Lynch & Co., Inc.
1.027% due 01/15/2015		5,000	4,638
5.450% due 02/05/2013		2,350	2,417
5.450% due 07/15/2014		2,000	2,093
6.050% due 08/15/2012		21,487	21,862
6.875% due 04/25/2018		10,400	11,573
Morgan Stanley
1.047% due 10/15/2015		5,400	4,863
2.161% due 01/24/2014		1,200	1,168
5.950% due 12/28/2017		100	103
6.000% due 04/28/2015		400	419
6.625% due 04/01/2018		7,200	7,589
7.300% due 05/13/2019		12,000	12,928
New York Life Insurance Co.
6.750% due 11/15/2039		900	1,128
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		2,098	1,741
Phones4u Finance PLC
9.500% due 04/01/2018	GBP	300	435
Provident Funding Associates LP
10.250% due 04/15/2017		$200	196
Prudential Covered Trust
2.997% due 09/30/2015		8,600	8,704
Qatari Diar Finance QSC
3.500% due 07/21/2015		300	312
5.000% due 07/21/2020		2,200	2,367
QNB Finance Ltd.
3.125% due 11/16/2015		8,900	8,956
Rabobank Group
4.750% due 01/15/2020		1,400	1,470

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 03/19/2020	EUR	8,700	$11,226
11.000% due 12/29/2049		$1,300	1,659
RCI Banque S.A.
2.451% due 04/11/2014		3,200	3,095
4.600% due 04/12/2016		2,100	2,110
Regions Financial Corp.
4.875% due 04/26/2013		200	206
7.750% due 11/10/2014		12,700	13,986
Resona Bank Ltd.
5.850% due 09/29/2049		200	208
Royal Bank of Scotland Group PLC
2.913% due 08/23/2013		16,200	16,204
4.750% due 05/18/2016	EUR	2,500	3,504
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$5,080	5,410
7.175% due 05/16/2013		100	105
Santander UK PLC
1.306% due 08/28/2017 (o)	EUR	3,800	4,055
1.538% due 10/10/2017		2,700	2,844
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		$1,100	1,122
5.400% due 03/24/2017		18,400	19,072
5.499% due 07/07/2015		7,200	7,659
6.125% due 02/07/2022		1,750	1,805
SL Green Realty Corp.
5.000% due 08/15/2018		8,600	8,763
SLM Corp.
1.206% due 06/17/2013	EUR	100	129
3.125% due 09/17/2012		7,000	9,347
5.050% due 11/14/2014		$400	410
5.125% due 08/27/2012		850	856
5.375% due 05/15/2014		800	826
6.250% due 01/25/2016		100	104
8.450% due 06/15/2018		3,600	4,032
State Bank of India
4.500% due 07/27/2015		6,100	6,314
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		842	861
Temasek Financial Ltd.
4.300% due 10/25/2019		1,250	1,363
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		2,500	2,344
UBS AG
5.750% due 04/25/2018		810	888
5.875% due 12/20/2017		12,300	13,650
UFJ Finance Aruba AEC
6.750% due 07/15/2013		700	743
UOB Cayman Ltd.
5.796% due 12/29/2049		500	510
Ventas Realty LP
6.750% due 04/01/2017		100	103
Virgin Media Secured Finance PLC
7.000% due 01/15/2018	GBP	5,000	8,617
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		$3,500	3,605
Wachovia Bank N.A.
0.804% due 03/15/2016		1,200	1,135
0.917% due 11/03/2014		3,500	3,412
Wachovia Corp.
0.744% due 06/15/2017		6,900	6,545
0.937% due 10/15/2016		1,000	930
5.750% due 02/01/2018		200	233
Waha Aerospace BV
3.925% due 07/28/2020		2,295	2,383
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		1,600	1,512

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.750% due 07/15/2017		$4,100	$4,059

			939,004

INDUSTRIALS 28.2%
Adaro Indonesia PT
7.625% due 10/22/2019		400	438
AES El Salvador Trust
6.750% due 02/01/2016		450	459
Agile Property Holdings Ltd.
8.875% due 04/28/2017		2,700	2,538
Agilent Technologies, Inc.
5.500% due 09/14/2015		500	562
Aguila S.A.
7.875% due 01/31/2018		4,000	4,200
Alcoa, Inc.
6.750% due 07/15/2018		1,200	1,369
Aleris International, Inc.
7.625% due 02/15/2018		1,200	1,262
Allison Transmission, Inc.
11.000% due 11/01/2015		157	166
ALROSA Finance S.A.
7.750% due 11/03/2020		12,000	12,870
Altria Group, Inc.
9.250% due 08/06/2019		6,800	9,155
9.700% due 11/10/2018		2,200	2,993
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		2,000	2,124
5.000% due 03/30/2020		6,000	6,700
5.750% due 01/15/2015		2,800	3,131
American Airlines Pass-Through Trust
5.250% due 07/31/2022		1,680	1,713
7.000% due 07/31/2019		1,116	1,094
10.375% due 01/02/2021		1,347	1,465
American Airlines, Inc.
7.500% due 03/15/2016^		9,400	8,342
American Tower Corp.
7.000% due 10/15/2017		700	816
AmeriGas Partners LP
6.500% due 05/20/2021		1,431	1,460
Anadarko Petroleum Corp.
5.950% due 09/15/2016		1,700	1,961
6.375% due 09/15/2017		2,300	2,735
8.700% due 03/15/2019		1,100	1,446
Anglo American Capital PLC
9.375% due 04/08/2014		4,100	4,721
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		400	412
6.500% due 04/15/2040		700	665
Anheuser-Busch Cos. LLC
4.700% due 04/15/2012		400	400
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		5,100	6,001
ARAMARK Corp.
4.047% due 02/01/2015		25	25
8.500% due 02/01/2015		4,495	4,613
ArcelorMittal
7.000% due 10/15/2039		400	382
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	500	710
9.250% due 10/15/2020		1,100	1,496
Audatex North America, Inc.
6.750% due 06/15/2018		$2,200	2,321
AutoZone, Inc.
7.125% due 08/01/2018		2,000	2,472
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		15,314	16,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berry Plastics Corp.
4.349% due 09/15/2014		$2,500	$2,438
5.322% due 02/15/2015		12,000	12,060
8.250% due 11/15/2015		600	644
9.750% due 01/15/2021		3,500	3,841
Biomet, Inc.
10.000% due 10/15/2017		292	316
10.375% due 10/15/2017 (b)		2,900	3,139
11.625% due 10/15/2017		10,400	11,297
Boston Scientific Corp.
4.500% due 01/15/2015		3,400	3,650
6.000% due 01/15/2020		1,900	2,184
Braskem Finance Ltd.
5.750% due 04/15/2021		5,300	5,575
7.000% due 05/07/2020		1,000	1,129
Brocade Communications Systems, Inc.
6.625% due 01/15/2018		5,450	5,750
6.875% due 01/15/2020		3,350	3,710
Building Materials Corp. of America
6.750% due 05/01/2021		2,800	2,978
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		5,607	5,747
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		9,400	7,308
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,200	1,236
CCO Holdings LLC
7.000% due 01/15/2019		3,200	3,408
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,100	1,177
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		1,100	1,151
7.250% due 07/29/2019		1,400	1,666
Chesapeake Energy Corp.
7.625% due 07/15/2013		2,000	2,120
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		6,800	6,970
7.750% due 05/15/2017		100	105
9.500% due 05/15/2016		1,100	1,216
Codelco, Inc.
7.500% due 01/15/2019		5,000	6,283
Community Health Systems, Inc.
8.875% due 07/15/2015		1,661	1,723
Concho Resources, Inc.
7.000% due 01/15/2021		500	539
Consol Energy, Inc.
8.000% due 04/01/2017		6,200	6,494
Conti-Gummi Finance BV
8.500% due 07/15/2015	EUR	5,200	7,681
Continental Airlines Pass-Through Trust
4.750% due 07/12/2022		$3,236	3,366
5.983% due 10/19/2023		465	504
6.000% due 07/12/2020		1,055	1,045
7.250% due 05/10/2021		1,298	1,453
9.000% due 01/08/2018		2,654	3,026
Continental Airlines, Inc.
6.750% due 09/15/2015		1,500	1,513
Continental Resources, Inc.
7.125% due 04/01/2021		700	781
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022		6,500	6,662
9.250% due 06/30/2020		2,300	2,455
CPI International, Inc.
8.000% due 02/15/2018		850	754
Crown Americas LLC
7.625% due 05/15/2017		500	541

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Castle Towers LLC
6.113% due 01/15/2040		$4,800	$5,342
CSC Holdings LLC
7.625% due 07/15/2018		800	896
7.875% due 02/15/2018		4,250	4,771
8.500% due 04/15/2014		5,200	5,811
8.500% due 06/15/2015		550	581
8.625% due 02/15/2019		2,500	2,887
CSN Islands Corp.
6.875% due 09/21/2019		5,550	6,337
9.750% due 12/16/2013		1,500	1,684
10.000% due 01/15/2015		1,300	1,540
CSN Resources S.A.
6.500% due 07/21/2020		13,900	15,637
CVS Pass-Through Trust
5.789% due 01/10/2026		1,516	1,634
6.036% due 12/10/2028		778	855
7.507% due 01/10/2032		103	124
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		477	503
6.200% due 01/02/2020		450	487
6.718% due 07/02/2024		650	684
7.750% due 06/17/2021		175	200
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		6,400	6,528
9.500% due 12/11/2019		2,850	3,049
Deutsche Telekom International Finance BV
4.875% due 07/08/2014		700	750
8.125% due 05/29/2012	EUR	2,334	3,147
Devon Energy Corp.
5.625% due 01/15/2014		$800	869
DFS Furniture Holdings PLC
9.750% due 07/15/2017	GBP	400	629
Digicel Ltd.
8.250% due 09/01/2017		$2,500	2,669
DISH DBS Corp.
6.625% due 10/01/2014		1,812	1,984
7.000% due 10/01/2013		5,095	5,452
7.125% due 02/01/2016		4,800	5,334
7.750% due 05/31/2015		7,000	7,989
7.875% due 09/01/2019		500	578
DJO Finance LLC
7.750% due 04/15/2018		2,200	1,815
Dolphin Energy Ltd.
5.500% due 12/15/2021		1,000	1,059
Ecopetrol S.A.
7.625% due 07/23/2019		8,020	9,965
El Paso Corp.
8.250% due 02/15/2016		2,400	2,628
Energy Transfer Partners LP
6.125% due 02/15/2017		200	224
8.500% due 04/15/2014		1,443	1,631
9.000% due 04/15/2019		4,667	5,794
9.700% due 03/15/2019		1,728	2,212
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	646
8.375% due 08/01/2066		1,815	1,980
Exide Technologies
8.625% due 02/01/2018		500	421
FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,107
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		5,200	5,369
7.500% due 05/04/2020		4,000	4,245
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		18,200	22,056

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	75

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		$8,700	$8,635
8.250% due 11/01/2019		2,100	2,216
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		465	516
Georgia-Pacific LLC
8.250% due 05/01/2016		900	993
Gerdau Holdings, Inc.
7.000% due 01/20/2020		15,800	18,284
Gerdau Trade, Inc.
5.750% due 01/30/2021		11,500	12,239
Glencore Funding LLC
6.000% due 04/15/2014		600	642
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		3,250	3,120
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	1,400	2,572
Grifols, Inc.
8.250% due 02/01/2018		$800	870
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	1,643	2,195
4.876% due 09/15/2017		900	1,167
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$4,200	4,859
Hanesbrands, Inc.
4.146% due 12/15/2014		1,255	1,260
Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	200	277
Harvest Operations Corp.
6.875% due 10/01/2017		$500	533
HCA, Inc.
6.500% due 02/15/2020		13,700	14,419
7.250% due 09/15/2020		750	820
7.875% due 02/15/2020		1,500	1,656
8.500% due 04/15/2019		7,300	8,149
9.875% due 02/15/2017		520	569
Health Management Associates, Inc.
6.125% due 04/15/2016		50	53
HeidelbergCement Finance BV
7.500% due 10/31/2014	EUR	3,600	5,280
8.000% due 01/31/2017		1,700	2,532
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		$5,500	5,720
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	639
5.750% due 09/11/2019		700	773
7.625% due 04/09/2019		1,300	1,577
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		3,300	3,380
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	1,300	1,543
8.500% due 02/15/2016		$1,000	950
Insight Communications Co., Inc.
9.375% due 07/15/2018		455	522
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		5,400	5,690
8.500% due 11/01/2019		1,400	1,540
9.500% due 06/15/2016		8,050	8,432
Intelsat Luxembourg S.A.
11.500% due 02/04/2017 (b)		400	417
Jarden Corp.
6.125% due 11/15/2022		1,500	1,579
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		1,900	2,114
KazMunayGas National Co.
6.375% due 04/09/2021		7,800	8,654

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/05/2020		$6,900	$7,879
8.375% due 07/02/2013		400	427
11.750% due 01/23/2015		12,100	14,826
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		200	220
5.950% due 02/15/2018		6,600	7,716
6.850% due 02/15/2020		10,000	11,930
Kraton Polymers LLC
6.750% due 03/01/2019		650	674
Longfor Properties Co. Ltd.
9.500% due 04/07/2016		2,900	2,943
Lyondell Chemical Co.
8.000% due 11/01/2017		4,419	4,982
11.000% due 05/01/2018		1,847	2,050
Macy’s Retail Holdings, Inc.
7.450% due 07/15/2017		400	486
Marfrig Overseas Ltd.
9.500% due 05/04/2020		1,000	921
Masco Corp.
5.875% due 07/15/2012		2,000	2,015
Merck & Co, Inc.
6.000% due 09/15/2017		200	247
Meritor, Inc.
8.125% due 09/15/2015		2,500	2,650
MGM Resorts International
10.375% due 05/15/2014		700	797
11.125% due 11/15/2017		1,000	1,136
Michael Foods, Inc.
9.750% due 07/15/2018		5,300	5,850
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		4,500	4,553
Multiplan, Inc.
9.875% due 09/01/2018		1,300	1,411
Mylan, Inc.
6.000% due 11/15/2018		300	315
7.625% due 07/15/2017		200	221
7.875% due 07/15/2020		1,800	2,016
Nakilat, Inc.
6.067% due 12/31/2033		3,700	3,987
Newfield Exploration Co.
6.875% due 02/01/2020		3,000	3,157
7.125% due 05/15/2018		3,100	3,278
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013		600	609
Noble Group Ltd.
4.875% due 08/05/2015		2,000	2,015
6.625% due 08/05/2020		1,900	1,879
6.750% due 01/29/2020		5,745	5,716
Noranda Aluminum Acquisition Corp.
4.659% due 05/15/2015		616	597
Novelis, Inc.
8.375% due 12/15/2017		5,600	6,104
8.750% due 12/15/2020		2,300	2,530
NXP BV
3.995% due 10/15/2013	EUR	634	839
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		$3,332	3,565
OGX Austria GmbH
8.375% due 04/01/2022		7,000	7,087
OI European Group BV
6.750% due 09/15/2020	EUR	1,000	1,417
6.875% due 03/31/2017		50	69
Oshkosh Corp.
8.250% due 03/01/2017		$200	218
8.500% due 03/01/2020		100	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		$5,064	$5,444
9.625% due 07/15/2017	EUR	475	687
Peabody Energy Corp.
6.500% due 09/15/2020		$1,500	1,508
Pearson Dollar Finance PLC
5.500% due 05/06/2013		700	733
6.250% due 05/06/2018		1,000	1,164
Pemex Project Funding Master Trust
1.080% due 12/03/2012		7,000	6,993
5.500% due 02/24/2025	EUR	1,200	1,653
5.750% due 03/01/2018		$3,000	3,390
6.625% due 06/15/2035		500	575
6.625% due 06/15/2038		300	345
Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	5,700	8,564
Petrobras International Finance Co.
5.375% due 01/27/2021		$23,800	25,736
5.750% due 01/20/2020		9,300	10,346
5.875% due 03/01/2018		4,600	5,181
7.750% due 09/15/2014		3,600	4,086
7.875% due 03/15/2019		7,130	8,830
8.375% due 12/10/2018		600	761
Petrohawk Energy Corp.
7.250% due 08/15/2018		11,600	13,325
Petroleos de Venezuela S.A.
4.900% due 10/28/2014		600	539
5.000% due 10/28/2015		2,800	2,352
5.250% due 04/12/2017		400	307
5.375% due 04/12/2027		1,000	625
8.500% due 11/02/2017		3,100	2,764
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		175	183
9.750% due 08/14/2019		3,200	3,978
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		200	200
Plains Exploration & Production Co.
6.625% due 05/01/2021		600	639
Pride International, Inc.
6.875% due 08/15/2020		500	611
8.500% due 06/15/2019		15,700	20,669
Quebecor Media, Inc.
7.750% due 03/15/2016		12,966	13,367
Quicksilver Resources, Inc.
11.750% due 01/01/2016		4,100	4,356
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		5,100	4,118
Rain CII Carbon LLC
8.000% due 12/01/2018		700	737
RBS Global, Inc.
8.500% due 05/01/2018		1,200	1,293
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		5,000	4,828
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,500	1,560
7.125% due 04/15/2019		3,000	3,142
7.875% due 08/15/2019		3,000	3,240
8.250% due 02/15/2021		2,450	2,315
8.750% due 10/15/2016		6,700	7,119
9.250% due 05/15/2018		1,100	1,103
Rhodia S.A.
6.875% due 09/15/2020		2,000	2,210
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		400	464
Rockies Express Pipeline LLC
5.625% due 04/15/2020		1,500	1,290
6.250% due 07/15/2013		3,170	3,233

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rohm and Haas Co.
6.000% due 09/15/2017		$3,000	$3,457
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		5,400	5,778
RZD Capital Ltd.
5.739% due 04/03/2017		11,800	12,552
SABIC Capital BV
3.000% due 11/02/2015		4,600	4,702
SandRidge Energy, Inc.
4.093% due 04/01/2014		4,775	4,755
7.500% due 03/15/2021		2,700	2,673
8.000% due 06/01/2018		1,500	1,538
8.750% due 01/15/2020		100	104
Scientific Games International, Inc.
9.250% due 06/15/2019		700	779
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		1,900	1,821
Smurfit Kappa Acquisitions
7.750% due 11/15/2019	EUR	3,200	4,631
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		$2,300	2,323
Spectrum Brands, Inc.
9.500% due 06/15/2018		800	906
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,000	1,328
Star Energy Geothermal Wayang Windu Ltd.
11.500% due 02/12/2015		$2,100	2,336
Steel Dynamics, Inc.
7.375% due 11/01/2012		3,300	3,399
7.625% due 03/15/2020		100	109
7.750% due 04/15/2016		2,000	2,085
STHI Holding Corp.
8.000% due 03/15/2018		1,000	1,065
SunGard Data Systems, Inc.
10.625% due 05/15/2015		1,600	1,685
Teck Resources Ltd.
3.850% due 08/15/2017		2,300	2,439
10.250% due 05/15/2016		2,750	3,152
10.750% due 05/15/2019		500	622
Telefonica Emisiones S.A.U.
0.861% due 02/04/2013		10,000	9,806
6.221% due 07/03/2017		2,900	3,068
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	700	952
6.625% due 02/15/2021		1,000	1,357
Tenet Healthcare Corp.
10.000% due 05/01/2018		$1,700	1,955
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		858	905
Teva Pharmaceutical Finance Co. LLC
5.550% due 02/01/2016		1,000	1,134
Toll Brothers Finance Corp.
5.150% due 05/15/2015		400	424
Tomkins LLC
9.000% due 10/01/2018		5,040	5,607
TransDigm, Inc.
7.750% due 12/15/2018		1,000	1,088
Transocean, Inc.
4.950% due 11/15/2015		1,500	1,605
7.375% due 04/15/2018		4,000	4,604
Trinidad Drilling Ltd.
7.875% due 01/15/2019		300	321
UAL Pass-Through Trust
9.750% due 07/15/2018		2,171	2,485
10.400% due 05/01/2018		3,110	3,545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	3,300	$4,687
Univision Communications, Inc.
8.500% due 05/15/2021		$6,450	6,418
UPC Holding BV
8.375% due 08/15/2020	EUR	4,000	5,542
UPCB Finance Ltd.
6.375% due 07/01/2020		2,600	3,459
7.250% due 11/15/2021		$1,000	1,063
7.625% due 01/15/2020	EUR	3,000	4,241
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		$3,300	3,375
9.500% due 01/21/2020		1,900	2,024
Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,150	1,288
Vale Overseas Ltd.
4.625% due 09/15/2020		3,200	3,381
5.625% due 09/15/2019		15,000	16,833
6.875% due 11/21/2036		100	116
Valeant Pharmaceuticals International
6.500% due 07/15/2016		2,900	2,965
6.750% due 08/15/2021		8,500	8,309
6.875% due 12/01/2018		3,200	3,240
7.000% due 10/01/2020		900	900
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018		6,700	6,867
Volkswagen International Finance NV
4.000% due 08/12/2020		200	210
Warner Chilcott Co. LLC
7.750% due 09/15/2018		500	524
Windstream Corp.
7.875% due 11/01/2017		2,300	2,547
8.125% due 08/01/2013		2,400	2,568
WMG Acquisition Corp.
9.500% due 06/15/2016		5,425	5,940
Wynn Las Vegas LLC
7.750% due 08/15/2020		10,400	11,479
Yanlord Land Group Ltd.
10.625% due 03/29/2018		2,700	2,423
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	11,100	16,025

			1,057,905

UTILITIES 9.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$6,950	7,367
AES Corp.
8.000% due 10/15/2017		50	57
8.000% due 06/01/2020		4,400	5,071
AES Panama S.A.
6.350% due 12/21/2016		3,300	3,597
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		18,200	19,433
6.103% due 06/27/2012		5,900	5,935
7.700% due 08/07/2013		100	108
8.700% due 08/07/2018		6,500	8,019
AT&T, Inc.
4.850% due 02/15/2014		6,772	7,284
Baltimore Gas & Electric Co.
6.125% due 07/01/2013		500	532
BP Capital Markets PLC
3.625% due 05/08/2014		110	116
4.750% due 03/10/2019		220	249
British Telecommunications PLC
8.500% due 12/07/2016	GBP	1,400	2,758

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Calpine Corp.
7.250% due 10/15/2017		$2,600	$2,769
7.875% due 07/31/2020		1,100	1,202
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		7,200	8,560
7.750% due 11/30/2015		800	933
CMS Energy Corp.
1.522% due 01/15/2013		4,400	4,383
5.050% due 02/15/2018		100	106
Colbun S.A.
6.000% due 01/21/2020		500	534
Consolidated Edison Co. of New York, Inc.
5.550% due 04/01/2014		4,800	5,239
Duke Energy Corp.
5.050% due 09/15/2019		300	342
E.CL S.A.
5.625% due 01/15/2021		2,500	2,691
Embarq Corp.
7.082% due 06/01/2016		5,600	6,311
Energy Future Holdings Corp.
10.000% due 01/15/2020		7,000	7,630
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020		1,000	1,095
Entergy Corp.
3.625% due 09/15/2015		900	916
5.125% due 09/15/2020		400	403
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		400	387
Frontier Communications Corp.
7.125% due 03/15/2019		3,000	3,023
7.875% due 04/15/2015		700	756
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		900	937
5.092% due 11/29/2015		6,500	6,841
6.212% due 11/22/2016		6,200	6,777
6.510% due 03/07/2022		3,800	4,161
7.288% due 08/16/2037		2,000	2,278
8.146% due 04/11/2018		14,070	16,565
9.250% due 04/23/2019		23,650	29,326
Indo Energy Finance BV
7.000% due 05/07/2018		1,800	1,859
Intergas Finance BV
6.375% due 05/14/2017		4,000	4,390
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		1,400	1,430
9.375% due 01/28/2020		1,000	1,120
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		3,200	3,412
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		2,500	2,650
Koninklijke KPN NV
5.750% due 03/18/2016	GBP	1,600	2,841
Korea Electric Power Corp.
3.000% due 10/05/2015		$400	407
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,500	1,530
6.250% due 06/17/2014		800	868
Linn Energy LLC
7.750% due 02/01/2021		1,300	1,355
National Grid PLC
6.300% due 08/01/2016		700	808
NGPL PipeCo LLC
6.514% due 12/15/2012		1,900	1,834
7.119% due 12/15/2017		3,400	3,101
NRG Energy, Inc.
7.375% due 01/15/2017		4,300	4,483

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	77

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 09/01/2020	$3,900	$3,861
8.500% due 06/15/2019	3,000	3,037
NV Energy, Inc.
6.250% due 11/15/2020	2,800	3,052
Penn Virginia Corp.
10.375% due 06/15/2016	1,500	1,478
Pennsylvania Electric Co.
5.200% due 04/01/2020	400	434
Petroleos Mexicanos
4.875% due 03/15/2015	300	326
5.500% due 01/21/2021	9,400	10,410
6.000% due 03/05/2020	5,000	5,717
8.000% due 05/03/2019	11,700	14,859
PG&E Corp.
5.750% due 04/01/2014	4,800	5,233
Progress Energy, Inc.
6.050% due 03/15/2014	4,800	5,266
PSEG Power LLC
5.320% due 09/15/2016	2,557	2,853
Puget Energy, Inc.
6.500% due 12/15/2020	2,000	2,197
Qtel International Finance Ltd.
3.375% due 10/14/2016	1,500	1,528
4.750% due 02/16/2021	3,700	3,844
5.000% due 10/19/2025	4,500	4,579
Qwest Communications International, Inc.
7.500% due 02/15/2014	11,225	11,309
Qwest Corp.
3.724% due 06/15/2013	600	610
Ras Laffan Liquefied Natural Gas Co. Ltd.
4.500% due 09/30/2012	2,500	2,536
5.298% due 09/30/2020	220	237
5.500% due 09/30/2014	6,500	7,028
5.832% due 09/30/2016	194	208
6.750% due 09/30/2019	250	296
Sierra Pacific Power Co.
6.000% due 05/15/2016	200	232
Telesat LLC
11.000% due 11/01/2015	2,075	2,225
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	8,425	9,246
TNK-BP Finance S.A.
6.250% due 02/02/2015	5,000	5,400
6.625% due 03/20/2017	7,500	8,306
7.250% due 02/02/2020	6,200	7,207
7.500% due 03/13/2013	7,500	7,903
7.500% due 07/18/2016	5,300	6,003
7.875% due 03/13/2018	3,800	4,446
Verizon Communications, Inc.
5.550% due 02/15/2016	800	919
8.750% due 11/01/2018	1,500	2,038
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	3,200	3,324
7.748% due 02/02/2021	200	198
9.125% due 04/30/2018	3,600	3,951
Vodafone Group PLC
5.450% due 06/10/2019	3,400	4,014

		363,089

Total Corporate Bonds & Notes (Cost $2,319,682)		2,359,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	$100	$133
6.918% due 04/01/2040	1,400	1,826
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100	125
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	200	262
7.950% due 03/01/2036	100	116
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	100	69
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	100	121
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	125
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	200	221
6.603% due 07/01/2050	100	137
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	100	134
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2003
6.590% due 11/01/2013	780	787
7.490% due 11/01/2018	1,435	1,455
7.740% due 11/01/2021	1,885	1,910
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	700	724
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	76

		8,221

ILLINOIS 0.0%
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	900	945

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	100	128

NEW YORK 0.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	200	240
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	10,200	11,995
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	100	120
5.882% due 06/15/2044	100	128
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	1,300	1,533

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	$100	$118

		14,134

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	300	225
6.500% due 06/01/2047	200	164

		389

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	131

TEXAS 0.0%
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	100	129

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,630	4,887

Total Municipal Bonds & Notes (Cost $26,390)		28,964

U.S. GOVERNMENT AGENCIES 2.8%
Fannie Mae
0.442% due 10/27/2037	200	199
0.592% due 09/25/2042	24	24
0.625% due 10/30/2014 (k)	15,000	15,070
1.250% due 03/14/2014	13,300	13,523
2.610% due 02/01/2035	107	114
4.000% due 02/01/2041 - 05/01/2042	51,800	54,316
5.025% due 05/01/2035	294	315
5.500% due 04/01/2034	1,022	1,123
6.000% due 04/25/2043	15	17
Freddie Mac
0.625% due 12/29/2014 (j)(k)	20,000	20,046
5.000% due 04/15/2018 - 02/15/2020	229	233
Ginnie Mae
0.542% due 12/16/2026	134	135

Total U.S. Government Agencies (Cost $105,098)		105,115

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Notes
2.000% due 11/15/2021 (k)	5,700	5,610

Total U.S. Treasury Obligations (Cost $5,753)		5,610

MORTGAGE-BACKED SECURITIES 3.8%
Adjustable Rate Mortgage Trust
3.396% due 08/25/2035	1,817	1,532
5.174% due 11/25/2035	529	380
5.313% due 10/25/2035	2,616	2,285
American General Mortgage Loan Trust
5.150% due 03/25/2058	542	557

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Assets LLC
0.452% due 10/25/2046	$319	$163
American Home Mortgage Investment Trust
0.482% due 05/25/2047	315	25
2.240% due 09/25/2045	89	70
Banc of America Funding Corp.
0.742% due 07/26/2036	599	572
2.605% due 06/25/2034	204	203
2.790% due 09/20/2035	348	237
5.465% due 05/20/2036	1,400	1,141
5.888% due 04/25/2037	596	509
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2033	83	78
2.783% due 11/20/2046	2,767	2,124
2.885% due 07/25/2033	1,240	1,241
2.999% due 02/25/2036	36	27
5.500% due 12/25/2020	160	161
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.724% due 02/10/2051	100	114
Bear Stearns Adjustable Rate Mortgage Trust
2.572% due 04/25/2034	2,527	2,284
2.614% due 08/25/2033	279	279
2.689% due 10/25/2035	56	56
2.715% due 01/25/2035	31	25
3.964% due 05/25/2047	362	245
Bear Stearns Alt-A Trust
0.402% due 02/25/2034	1,618	1,321
2.873% due 11/25/2036	143	79
2.940% due 03/25/2036	186	103
Bear Stearns Commercial Mortgage Securities
5.145% due 10/12/2042	1,000	1,116
5.541% due 04/12/2038	500	565
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036	590	348
2.845% due 12/26/2046	1,534	874
CC Mortgage Funding Corp.
0.372% due 05/25/2048	2,769	1,225
CDC Commercial Mortgage Trust
6.005% due 05/15/2035	900	903
Chase Mortgage Finance Corp.
2.757% due 02/25/2037	1,081	992
5.500% due 12/25/2022	2,417	2,433
5.891% due 09/25/2036	4,363	3,848
Citigroup Mortgage Loan Trust, Inc.
0.312% due 01/25/2037	650	349
2.666% due 12/25/2035^	268	130
2.682% due 08/25/2035	949	505
2.896% due 03/25/2034	14	13
5.328% due 08/25/2035	9,286	8,827
5.509% due 09/25/2037^	688	432
Commercial Mortgage Pass-Through Certificates
5.116% due 06/10/2044	700	774
Countrywide Alternative Loan Trust
0.402% due 02/25/2047	313	195
0.437% due 12/20/2046	956	516
0.452% due 07/20/2046	325	134
0.472% due 08/25/2046	530	75
0.522% due 09/20/2046	600	52
0.572% due 11/20/2035	182	105
0.752% due 11/20/2035	495	114
1.159% due 12/25/2035	161	95
5.500% due 03/25/2036	179	116
5.559% due 11/25/2035^	362	218
6.000% due 02/25/2037	4,533	2,984
Countrywide Home Loan Mortgage Pass-Through Trust
2.917% due 04/25/2035	137	89

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.094% due 10/20/2035		$382	$289
5.263% due 02/20/2036		477	345
5.268% due 05/20/2036		531	345
5.500% due 11/25/2035		371	338
6.000% due 01/25/2037		12,879	11,129
Credit Suisse First Boston Mortgage Securities Corp.
0.929% due 03/25/2032		24	18
2.389% due 06/25/2033		374	355
Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037		441	259
Deutsche ALT-A Securities, Inc.
5.869% due 10/25/2036^		397	227
5.886% due 10/25/2036^		397	227
Deutsche Mortgage Securities, Inc.
1.521% due 06/28/2047		1,273	1,264
Downey Savings & Loan Association Mortgage Loan Trust
0.552% due 10/19/2036		800	25
First Horizon Asset Securities, Inc.
5.488% due 02/25/2036		850	789
5.750% due 05/25/2037		600	486
Granite Master Issuer PLC
0.342% due 12/20/2054		3,562	3,419
0.658% due 12/20/2054	EUR	3,132	4,013
0.816% due 12/20/2054	GBP	509	779
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		$4	3
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	542
GS Mortgage Securities Corp.
5.396% due 08/10/2038		500	540
GSR Mortgage Loan Trust
2.673% due 09/25/2035		1,723	1,661
2.683% due 11/25/2035		175	155
2.701% due 01/25/2036		126	100
6.000% due 02/25/2036		2,457	2,092
Harborview Mortgage Loan Trust
0.372% due 04/19/2038		1,648	1,083
0.432% due 01/19/2038		54	35
0.582% due 06/20/2035		1,838	1,521
Homebanc Mortgage Trust
0.422% due 12/25/2036		341	225
Indymac Index Mortgage Loan Trust
0.482% due 07/25/2035		30	21
4.798% due 06/25/2035		295	229
4.848% due 09/25/2035		311	235
JPMorgan Chase Commercial Mortgage Securities Corp.
5.205% due 12/15/2044		800	895
JPMorgan Mortgage Trust
2.807% due 07/25/2035		1,670	1,591
5.315% due 07/25/2035		601	611
5.548% due 06/25/2037		1,735	1,521
6.500% due 09/25/2035		907	906
JPMorgan Re-REMIC
0.742% due 03/26/2037		1,098	988
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		2,468	2,740
MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046		1,116	612
Mellon Residential Funding Corp.
0.682% due 12/15/2030		119	112
Merrill Lynch Alternative Note Asset
0.542% due 03/25/2037		509	197
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		77	56
5.147% due 12/25/2035		1,078	980
Morgan Stanley Capital
5.610% due 04/15/2049		2,295	2,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.809% due 12/12/2049	$200	$230
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036	30	25
4.533% due 07/25/2035	875	795
6.000% due 10/25/2037^	1,630	1,068
Opteum Mortgage Acceptance Corp.
0.502% due 07/25/2035	139	133
RBSGC Mortgage Pass-Through Certificates
5.500% due 11/25/2035	4,172	2,892
RBSSP Resecuritization Trust
0.562% due 03/26/2037	1,201	1,099
0.742% due 03/26/2036	493	459
Residential Accredit Loans, Inc.
0.422% due 06/25/2046	51	20
1.519% due 09/25/2045	962	552
6.000% due 06/25/2036	1,053	699
Residential Funding Mortgage Securities
3.110% due 09/25/2035	1,171	824
Sequoia Mortgage Trust
0.592% due 07/20/2033	378	354
Structured Adjustable Rate Mortgage Loan Trust
2.669% due 01/25/2035	1,102	900
2.724% due 09/25/2035	2,223	1,781
Structured Asset Mortgage Investments, Inc.
0.372% due 03/25/2037	1,821	1,062
0.492% due 09/25/2047	487	100
0.592% due 03/19/2034	66	59
0.902% due 10/19/2034	473	430
Structured Asset Securities Corp.
2.479% due 06/25/2033	480	444
2.772% due 10/25/2035	235	186
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	473	89
Wachovia Bank Commercial Mortgage Trust
5.275% due 11/15/2048	64	64
5.735% due 06/15/2049	2,900	2,966
5.737% due 05/15/2043	800	907
WaMu Mortgage Pass-Through Certificates
0.522% due 11/25/2045	1,703	1,224
0.552% due 01/25/2045	142	118
0.562% due 08/25/2045	947	782
0.859% due 02/25/2047	432	253
0.889% due 01/25/2047	1,146	741
0.929% due 05/25/2047	694	465
0.969% due 12/25/2046	649	474
1.039% due 10/25/2046	2,574	1,641
1.159% due 02/25/2046	2,606	2,036
1.359% due 11/25/2042	284	248
2.545% due 09/25/2033	482	490
2.557% due 12/25/2036	4,216	2,965
2.634% due 02/25/2037	449	322
Wells Fargo Mortgage-Backed Securities Trust
2.559% due 09/25/2033	641	635
2.618% due 07/25/2036^	4,036	2,922
2.631% due 03/25/2036	2,037	1,752
2.638% due 04/25/2036	2,442	1,942
2.664% due 06/25/2035	3,645	3,622
2.665% due 04/25/2036	7,364	6,094
2.721% due 07/25/2036	128	97
2.732% due 05/25/2036	239	181
6.000% due 04/25/2037	3,268	2,934
6.021% due 11/25/2037	3,356	2,765

Total Mortgage-Backed Securities (Cost $153,743)		142,997

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	79

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.8%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		$613	$604
7.001% due 09/20/2022		5,950	5,453
Ameriquest Mortgage Securities, Inc.
0.712% due 01/25/2035		351	333
Asset-Backed Securities Corp. Home Equity
1.892% due 03/15/2032		1,260	911
Atrium CDO Corp.
0.987% due 06/27/2015		1,237	1,222
Avoca CLO BV
1.433% due 09/15/2021	EUR	6,607	8,217
Bear Stearns Asset-Backed Securities Trust
0.792% due 10/25/2034		$508	497
Carrington Mortgage Loan Trust
0.292% due 01/25/2037		4	5
0.482% due 10/25/2036		1,000	336
Citibank Omni Master Trust
2.342% due 05/16/2016		20,300	20,351
Citigroup Mortgage Loan Trust, Inc.
0.282% due 12/25/2036		80	78
0.302% due 07/25/2045		987	675
0.352% due 08/25/2036		169	155
Countrywide Asset-Backed Certificates
0.422% due 09/25/2036		389	324
0.492% due 04/25/2036		3,311	2,847
0.502% due 05/25/2036		1,838	1,718
4.740% due 10/25/2035		1,967	1,781
Credit-Based Asset Servicing and Securitization LLC
0.302% due 11/25/2036		101	39
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036		482	343
First Franklin Mortgage Loan Asset-Backed Certificates
0.352% due 11/25/2036		443	431
GSAMP Trust
0.312% due 12/25/2036		110	72
0.612% due 03/25/2047		4,500	1,506
HSBC Asset Loan Obligation
0.302% due 12/25/2036		128	72
Long Beach Mortgage Loan Trust
0.572% due 01/25/2046		35	15
0.802% due 10/25/2034		288	232
MASTR Asset-Backed Securities Trust
0.292% due 01/25/2037		513	108
Morgan Stanley Dean Witter Capital
1.592% due 02/25/2033		1,839	1,436
Moselle CLO S.A.
1.569% due 01/06/2020	EUR	2,587	3,263
RAAC Series
0.642% due 06/25/2047		$600	281
SACO, Inc.
0.742% due 12/25/2035		922	494
SLC Student Loan Trust
4.750% due 06/15/2033		1,545	1,501
SLM Student Loan Trust
1.642% due 08/15/2025		3,395	3,404
2.060% due 04/25/2023		1,252	1,287
3.492% due 05/16/2044		1,851	1,923
3.500% due 08/17/2043		2,047	2,013
Specialty Underwriting & Residential Finance
0.922% due 01/25/2034		17	13
Structured Asset Securities Corp.
0.322% due 01/25/2037		56	55
Venture CDO Ltd.
0.791% due 01/20/2022		2,000	1,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wind River CLO Ltd.
0.804% due 12/19/2016		$1,347	$1,300

Total Asset-Backed Securities (Cost $71,126)			67,174

SOVEREIGN ISSUES 12.0%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	6,100	8,164
4.000% due 08/20/2020		34,300	65,861
Bahrain Government International Bond
5.500% due 03/31/2020		$1,300	1,294
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	839
6.369% due 06/16/2018		$12,100	14,127
6.500% due 06/10/2019		1,800	2,126
Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	8,120	11,142
7.375% due 04/25/2012		$19,383	19,577
Brazil Government International Bond
7.875% due 03/07/2015		5,000	5,977
8.875% due 04/15/2024		200	306
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2024 (e)	BRL	3,600	4,571
10.000% due 01/01/2013		561	309
10.000% due 01/01/2014		1,910	1,053
10.000% due 01/01/2017		11,593	6,189
10.000% due 01/01/2021		5,521	2,842
Canada Government Bond
3.250% due 06/01/2021 (j)(k)	CAD	41,100	45,078
3.500% due 06/01/2020		2,500	2,786
Canada Housing Trust
3.800% due 06/15/2021		23,400	25,857
Colombia Government International Bond
6.125% due 01/18/2041		$600	738
Indonesia Government International Bond
6.875% due 03/09/2017		4,300	5,090
6.875% due 01/17/2018		300	359
7.500% due 01/15/2016		5,000	5,875
9.500% due 07/15/2031	IDR	41,000,000	5,749
10.000% due 02/15/2028		21,000,000	3,037
10.500% due 08/15/2030		29,000,000	4,374
11.625% due 03/04/2019		$5,200	7,774
Jordan Government International Bond
3.875% due 11/12/2015		250	241
Korea Development Bank
5.300% due 01/17/2013		1,150	1,187
Korea Housing Finance Corp.
4.125% due 12/15/2015		800	846
Mexico Government International Bond
5.750% due 10/12/2110		100	103
8.300% due 08/15/2031		100	150
Panama Government International Bond
7.250% due 03/15/2015		6,250	7,253
Peru Government International Bond
7.350% due 07/21/2025		450	617
8.375% due 05/03/2016		12,000	14,970
8.750% due 11/21/2033		139	216
Philippines Government International Bond
6.500% due 01/20/2020		9,500	11,531
7.500% due 09/25/2024		200	261
8.250% due 01/15/2014		200	222
8.375% due 06/17/2019		100	133
8.875% due 03/17/2015		107	128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 02/15/2013		$200	$213
Qatar Government International Bond
4.000% due 01/20/2015		17,200	18,146
5.250% due 01/20/2020		600	665
6.550% due 04/09/2019		1,000	1,195
Republic of Korea
4.875% due 09/22/2014		200	215
Russia Government International Bond
4.500% due 04/04/2022 (a)		11,000	11,008
7.500% due 03/31/2030		27,325	32,825
South Africa Government International Bond
5.250% due 05/16/2013	EUR	2,870	3,993
6.875% due 05/27/2019		$2,170	2,623
8.000% due 12/21/2018	ZAR	144,600	19,177
8.250% due 09/15/2017		133,400	18,133
Turkey Government International Bond
5.625% due 03/30/2021		$13,400	14,050
6.750% due 04/03/2018		2,700	3,041
6.750% due 05/30/2040		200	219
6.875% due 03/17/2036		1,600	1,784
7.000% due 03/11/2019		800	918
7.000% due 06/05/2020		5,100	5,839
7.250% due 03/05/2038		1,700	1,985
Uruguay Government International Bond
8.000% due 11/18/2022		5,631	7,785
Venezuela Government International Bond
7.750% due 10/13/2019		900	761
8.250% due 10/13/2024		1,200	963
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		7,500	7,762
5.450% due 11/22/2017		1,900	1,972
6.800% due 11/22/2025		4,700	4,929
6.902% due 07/09/2020		2,900	3,146

Total Sovereign Issues (Cost $438,827)			452,299

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Tropicana Las Vegas Hotel and Casino		50,000	800

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)		345,787	0

INDUSTRIALS 0.0%
DURA Automotive Systems, Inc.		9,042	0

Total Common Stocks (Cost $7,082)			800

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
7.000% due 12/31/2049		1,500	1,250

Total Preferred Securities (Cost $1,412)			1,250

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.6%

CERTIFICATES OF DEPOSIT 0.1%
Banco do Brasil S.A.
2.256% due 02/15/2013		$4,600	4,595

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.0%
Banc of America Securities LLC
0.050% due 04/02/2012	$400	$400

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $408. Repurchase proceeds are $400.)

U.S. TREASURY BILLS 0.5%
0.033% due 04/05/2012 - 02/07/2013 (d)(e)(h)(j)(k)	19,099	19,097

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (f) 11.0%
PIMCO Short-Term Floating NAV Portfolio	41,177,971	$412,644

Total Short-Term Instruments (Cost $436,595)		436,736

MARKET VALUE (000S)
PURCHASED OPTIONS (m) 0.0%
(Cost $920)	$1,338

Total Investments 100.0% (Cost $3,720,723)	$3,754,676

Written Options (n) (0.1%) (Premiums $5,846)	(4,973)

Other Assets and Liabilities (Net) 0.1%	4,798

Net Assets 100.0%	$3,754,501

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $40 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(h)	Securities with an aggregate market value of $270 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(i)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $951 at a weighted average interest rate of (2.309%). On March 31, 2012, there were no open reverse repurchase agreements.
(j)	Securities with an aggregate market value of $1,552 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2013	1,453	$1,632

(k)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $58,572 and cash of $8,457 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.HY-17 5-Year Index	5.000%	12/20/2016	$	164,415	$(2,837)	$9,905
CDX.IG-16 5-Year Index	1.000%	06/20/2016		141,100	1,104	883

					$(1,733)	$10,788

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.250%	06/20/2016	$	662,700	$(3,930)	$3,135
Receive	3-Month USD-LIBOR	1.500%	06/20/2017		795,900	(4,909)	4,469
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		775,600	8,353	14,492

						$(486)	$22,096

(l)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	0.608%	$	2,000	$(89)	$0	$(89)
Embarq Corp.	GST	(1.000%	)	06/20/2016	1.103%		2,700	10	(19)	29
Embarq Corp.	JPM	(1.550%	)	06/20/2016	1.127%		3,000	(54)	0	(54)
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	09/20/2017	1.150%		400	3	32	(29)
Masco Corp.	BPS	(1.000%	)	09/20/2012	0.728%		2,000	(3)	26	(29)
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.533%		1,000	(28)	(25)	(3)
Rohm & Haas Co.	FBF	(1.850%	)	09/20/2017	0.308%		3,000	(249)	0	(249)
Teva Pharmaceutical Finance II LLC	BRC	(1.000%	)	03/20/2016	0.688%		1,000	(12)	(26)	14

								$(422)	$(12)	$(410)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	81

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	GST	1.000%	03/20/2018	2.989%	$	1,900	$(197)	$(112)	$(85)
Alcoa, Inc.	JPM	1.000%	03/20/2018	2.989%		1,100	(114)	(62)	(52)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%		1,000	7	(5)	12
American International Group, Inc.	DUB	5.000%	09/20/2013	0.979%		1,000	61	(130)	191
American International Group, Inc.	UAG	5.000%	09/20/2014	1.377%		1,100	99	(154)	253
Amgen, Inc.	GST	1.000%	09/20/2014	0.285%		9,200	167	197	(30)
ARAMARK Corp.	CBK	5.000%	03/20/2014	1.248%		2,400	180	(65)	245
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2013	0.606%		2,200	9	0	9
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	0.945%		2,000	4	(117)	121
Berkshire Hathaway Finance Corp.	GST	1.000%	09/20/2015	1.131%		1,000	(4)	(30)	26
BMW U.S. Capital LLC	BRC	1.000%	09/20/2015	0.664%		2,000	24	4	20
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2012	0.166%	EUR	1,900	5	(209)	214
Brazil Government International Bond	BOA	2.900%	05/20/2014	0.715%	$	5,200	298	0	298
Brazil Government International Bond	BOA	2.920%	05/20/2014	0.715%		2,500	145	0	145
Brazil Government International Bond	BRC	2.370%	05/20/2014	0.715%		3,400	150	0	150
Brazil Government International Bond	BRC	1.980%	09/20/2014	0.774%		6,700	204	0	204
Brazil Government International Bond	CBK	1.920%	09/20/2014	0.774%		6,700	194	0	194
Brazil Government International Bond	HUS	1.000%	09/20/2016	1.085%		7,000	(23)	(244)	221
Brazil Government International Bond	JPM	1.000%	12/20/2015	0.965%		32,000	53	(300)	353
Brazil Government International Bond	MYC	1.850%	09/20/2014	0.774%		6,700	182	0	182
Brazil Government International Bond	UAG	1.000%	12/20/2012	0.427%		11,800	54	23	31
Brazil Government International Bond	UAG	2.250%	05/20/2014	0.715%		3,600	148	0	148
California State General Obligation Bonds, Series 2003	CBK	3.050%	12/20/2020	2.000%		6,000	389	0	389
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.017%		1,800	72	0	72
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	3.062%		2,900	138	(218)	356
China Government International Bond	BOA	1.000%	09/20/2016	0.977%		2,900	4	15	(11)
China Government International Bond	BPS	1.000%	09/20/2015	0.762%		1,000	8	9	(1)
China Government International Bond	BRC	1.000%	09/20/2015	0.762%		2,000	17	19	(2)
China Government International Bond	BRC	1.000%	09/20/2016	0.977%		7,000	9	36	(27)
China Government International Bond	CBK	1.000%	12/20/2012	0.278%		2,500	14	10	4
China Government International Bond	CBK	1.000%	09/20/2015	0.762%		500	5	5	0
China Government International Bond	CBK	1.000%	09/20/2016	0.977%		8,100	11	42	(31)
China Government International Bond	FBF	1.000%	09/20/2016	0.977%		1,000	1	5	(4)
China Government International Bond	GST	1.000%	12/20/2012	0.278%		5,000	29	23	6
China Government International Bond	HUS	1.000%	12/20/2012	0.278%		5,000	28	18	10
China Government International Bond	HUS	1.000%	09/20/2015	0.762%		400	4	4	0
China Government International Bond	MYC	1.000%	09/20/2015	0.762%		1,100	10	9	1
China Government International Bond	MYC	1.000%	09/20/2016	0.977%		5,000	7	25	(18)
China Government International Bond	RYL	1.000%	09/20/2015	0.762%		2,600	22	24	(2)
China Government International Bond	UAG	1.000%	03/20/2013	0.309%		6,400	46	29	17
Colombia Government International Bond	CBK	1.000%	03/20/2016	0.876%		1,400	7	(10)	17
Comcast Corp.	GST	1.000%	06/20/2021	1.040%		9,900	(29)	(317)	288
Community Health Systems, Inc.	GST	5.000%	09/20/2012	2.097%		4,200	66	(273)	339
Connecticut State General Obligation Notes, Series 2007	GST	1.600%	03/20/2021	1.503%		10,000	75	0	75
Continental AG	BRC	5.000%	12/20/2013	1.523%	EUR	1,300	106	61	45
Continental AG	UAG	5.000%	12/20/2013	1.523%		2,400	195	122	73
Egypt Government International Bond	DUB	1.000%	03/20/2016	5.319%	$	1,200	(181)	(141)	(40)
Egypt Government International Bond	HUS	1.000%	03/20/2016	5.319%		200	(30)	(24)	(6)
El Paso Corp.	BOA	5.000%	09/20/2014	1.077%		400	39	(30)	69
El Paso Corp.	FBF	5.000%	09/20/2014	1.077%		4,600	449	(346)	795
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.003%		1,000	0	(1)	1
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.003%		1,000	0	(9)	9
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.003%		2,000	1	(10)	11
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.036%		1,000	(1)	(8)	7
France Government Bond	DUB	0.250%	09/20/2015	1.326%		300	(11)	(11)	0
France Government Bond	DUB	0.250%	03/20/2016	1.423%		4,200	(188)	(149)	(39)
France Government Bond	GST	0.250%	03/20/2016	1.423%		8,200	(366)	(274)	(92)
France Government Bond	JPM	0.250%	09/20/2015	1.326%		100	(4)	(4)	0
France Government Bond	MYC	0.250%	09/20/2016	1.526%		1,100	(60)	(52)	(8)
Gazprom OAO Via RBS AG	GST	1.000%	12/20/2012	0.584%		6,200	21	(63)	84
Gazprom OAO Via RBS AG	MYC	1.000%	12/20/2012	0.584%		6,200	21	(66)	87
Gazprom Via Gaz Capital S.A.	DUB	1.000%	03/20/2013	0.702%		5,900	19	(62)	81
General Electric Capital Corp.	CBK	3.950%	03/20/2017	1.365%		14,525	1,788	0	1,788
General Electric Capital Corp.	DUB	3.730%	12/20/2013	0.779%		5,000	261	0	261
GenOn Energy, Inc.	BRC	5.000%	09/20/2014	7.475%		2,600	(137)	(390)	253

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
GenOn Energy, Inc.	GST	5.000%	09/20/2014	7.475%	$	2,800	$(147)	$(468)	$321
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.608%		1,000	99	(103)	202
Goldman Sachs Group, Inc.	MYC	0.235%	06/20/2012	1.466%		6,000	(16)	0	(16)
Illinois State General Obligation Bonds, Series 2006	DUB	2.770%	03/20/2021	2.367%		5,300	147	0	147
Illinois State General Obligation Bonds, Series 2006	DUB	2.820%	03/20/2021	2.367%		2,100	65	0	65
Illinois State General Obligation Bonds, Series 2006	MYC	2.780%	03/20/2021	2.367%		2,100	60	0	60
Indonesia Government International Bond	CBK	1.000%	03/20/2016	1.286%		400	(4)	(8)	4
Indonesia Government International Bond	GST	1.000%	09/20/2016	1.441%		3,200	(59)	(120)	61
Indonesia Government International Bond	HUS	1.000%	12/20/2015	1.218%		12,750	(96)	(277)	181
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.218%		18,750	(141)	(390)	249
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	1.788%		1,900	(82)	(78)	(4)
MetLife, Inc.	GST	1.000%	09/20/2015	1.801%		3,500	(93)	(203)	110
MetLife, Inc.	UAG	1.000%	09/20/2015	1.801%		3,900	(103)	(231)	128
Mexico Government International Bond	BOA	3.200%	05/20/2014	0.603%		2,800	189	0	189
Mexico Government International Bond	BOA	2.130%	06/20/2014	0.615%		3,500	139	0	139
Mexico Government International Bond	BRC	2.680%	05/20/2014	0.603%		3,400	185	0	185
Mexico Government International Bond	BRC	2.310%	06/20/2014	0.615%		2,900	129	0	129
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.954%		5,700	12	(44)	56
Mexico Government International Bond	DUB	1.000%	09/20/2016	1.042%		1,500	(2)	(12)	10
Mexico Government International Bond	DUB	1.000%	12/20/2016	1.090%		1,500	(5)	(37)	32
Mexico Government International Bond	FBF	1.000%	09/20/2015	0.872%		5,000	23	(97)	120
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.954%		2,800	6	(27)	33
Mexico Government International Bond	RYL	1.000%	12/20/2015	0.915%		20,000	69	(315)	384
Morgan Stanley	CBK	1.000%	06/20/2013	2.397%		200	(3)	(12)	9
Morgan Stanley	JPM	1.000%	06/20/2013	2.397%		100	(2)	(11)	9
New Jersey State General Obligation Bonds, Series 2001	DUB	2.000%	03/20/2021	1.570%		7,300	225	0	225
New Jersey State General Obligation Bonds, Series 2001	GST	1.970%	03/20/2021	1.570%		2,000	57	0	57
New Jersey State General Obligation Bonds, Series 2001	MYC	2.000%	03/20/2021	1.570%		2,400	74	0	74
New York State General Obligation Bonds, Series 2005	BOA	1.850%	03/20/2021	1.361%		1,900	67	0	67
New York State General Obligation Bonds, Series 2005	MYC	1.950%	12/20/2020	1.350%		6,000	256	0	256
NRG Energy, Inc.	BOA	5.000%	06/20/2016	6.074%		1,900	(70)	35	(105)
NRG Energy, Inc.	BPS	5.000%	09/20/2016	6.308%		1,000	(47)	(10)	(37)
NRG Energy, Inc.	DUB	5.000%	06/20/2016	6.074%		6,600	(241)	95	(336)
NRG Energy, Inc.	FBF	5.000%	06/20/2015	5.210%		300	(2)	(5)	3
NRG Energy, Inc.	FBF	5.000%	06/20/2016	6.074%		1,900	(70)	31	(101)
NRG Energy, Inc.	GST	5.000%	06/20/2016	6.074%		7,000	(255)	145	(400)
NRG Energy, Inc.	UAG	5.000%	06/20/2015	5.210%		800	(4)	(13)	9
NRG Energy, Inc.	UAG	5.000%	06/20/2016	6.074%		900	(33)	17	(50)
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.191%		1,300	(8)	(45)	37
Pfizer, Inc.	MYC	1.000%	09/20/2014	0.301%		9,700	173	222	(49)
Philippines Government International Bond	BPS	1.000%	09/20/2015	0.965%		5,000	8	(114)	122
Philippines Government International Bond	CBK	1.000%	09/20/2015	0.965%		11,700	18	(262)	280
Philippines Government International Bond	DUB	2.500%	09/20/2017	1.492%		3,000	160	0	160
Philippines Government International Bond	MYC	1.000%	09/20/2015	0.965%		9,000	15	(175)	190
Philippines Government International Bond	MYC	2.440%	09/20/2017	1.492%		4,300	216	0	216
PSEG Energy Holdings LLC	BOA	1.300%	06/20/2012	0.752%		5,000	8	0	8
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.994%		400	0	(3)	3
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.994%		400	0	(4)	4
Qatar Government International Bond	MYC	1.000%	03/20/2016	0.994%		800	1	(6)	7
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GST	0.700%	06/20/2012	0.572%		6,700	15	0	15
SLM Corp.	BOA	0.820%	06/20/2012	1.587%		9,200	(13)	0	(13)
South Africa Government International Bond	FBF	1.000%	12/20/2020	1.888%		1,325	(89)	(51)	(38)
South Africa Government International Bond	MYC	1.000%	12/20/2020	1.888%		2,760	(184)	(90)	(94)
Sprint Nextel Corp.	UAG	1.000%	09/20/2017	7.656%		800	(215)	(121)	(94)
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	2.550%		1,500	91	(165)	256
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%	JPY	15,000	(4)	(24)	20
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	6.866%		17,500	(17)	(38)	21
Turkey Government International Bond	CBK	1.000%	03/20/2015	1.802%	$	6,200	(142)	(174)	32
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.288%		700	15	6	9
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		1,300	29	16	13
United Kingdom Gilt	FBF	1.000%	09/20/2015	0.343%		500	11	5	6
Vale Overseas Ltd.	UAG	0.650%	06/20/2014	0.799%		2,700	(4)	0	(4)
Volkswagen International Finance NV	BRC	1.000%	09/20/2015	0.709%		3,000	30	(19)	49
Volkswagen International Finance NV	CBK	1.000%	09/20/2015	0.709%		3,600	37	2	35

							$4,979	$(6,384)	$11,363

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	83

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	31,900	$2,996	$4,061	$(1,065)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		30,000	2,818	3,825	(1,007)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		5,000	470	515	(45)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		26,400	2,479	3,208	(729)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		101,000	10,316	12,436	(2,120)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		1,600	163	228	(65)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		15,900	1,624	2,242	(618)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		43,100	4,403	5,968	(1,565)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		16,400	1,675	2,312	(637)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		14,300	1,583	1,516	67
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		50,000	5,532	6,487	(955)
CDX.EM-15 5-Year Index	MYC	5.000%	06/20/2016		50,000	5,532	6,487	(955)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		36,400	4,028	3,349	679
CDX.EM-16 5-Year Index	BRC	5.000%	12/20/2016		48,500	5,632	4,274	1,358
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		18,800	2,183	1,692	491
CDX.EM-16 5-Year Index	DUB	5.000%	12/20/2016		37,500	4,355	3,394	961
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		12,848	0	0	0
CDX.HY-9 5-Year Index	BRC	3.750%	12/20/2012		747	8	(3)	11
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012	EUR	6,440	(98)	115	(213)
iTraxx Europe Crossover 7 Index	JPM	2.300%	06/20/2012		2,116	(32)	(96)	64

						$55,667	$62,010	$(6,343)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	45,700	$159	$117	$42
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		130,500	776	704	72
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		185,700	1,237	1,108	129
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		91,300	2,279	68	2,211
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		90,500	2,375	196	2,179
Pay	1-Year BRL-CDI	9.980%	01/02/2015	JPM		23,500	7	(9)	16
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		366,400	739	449	290
Pay	1-Year BRL-CDI	10.605%	01/02/2015	MYC		20,700	142	162	(20)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	11,900	207	31	176
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	JPM		50,000	870	159	711
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	BRC	MXN	340,800	315	40	275
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		340,700	315	22	293
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		1,196,000	158	276	(118)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		78,000	11	20	(9)
Pay	28-Day MXN-TIIE	8.170%	11/04/2016	MYC		37,900	315	(35)	350
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	JPM		9,200	115	0	115
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	JPM		14,800	107	14	93
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	HUS		76,000	224	73	151

							$10,351	$3,395	$6,956

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(m)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	29,150	$99	$219
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		109,750	433	823
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		1,600	99	65
Put - OTC 30-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		100	5	4
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		400	21	16
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		1,000	49	40
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		1,200	62	49
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		3,000	152	122

								$920	$1,338

(n)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	187	$98	$(30)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	187	47	(16)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	571	164	(18)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,379	461	(371)

				$770	$(435)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012	$	58,300	$103	$0
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		12,800	0	(37)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		12,800	0	(7)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		12,800	0	(37)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		12,800	0	(7)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		219,500	439	0
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		43,200	0	(338)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		43,200	0	(43)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		29,300	0	(153)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		29,300	0	(52)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		9,500	93	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		7,000	98	(26)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		15,600	184	(214)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		15,600	293	(247)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		4,400	47	(16)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		31,200	184	(206)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		31,200	840	(727)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		79,600	900	(1,091)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		79,600	1,561	(1,258)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		3,400	41	(13)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		3,800	45	(14)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		11,400	127	(42)
Put - OTC 5-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		2,800	30	(10)

								$5,076	$(4,538)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$401,200	$2,673
Sales	4,616	1,647,600	11,058
Closing Buys	(1,204)	(883,300)	(5,972)
Expirations	0	0	0
Exercised	(1,088)	(387,600)	(1,913)

Balance at 03/31/2012	2,324	$777,900	$5,846

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	85

Schedule of Investments PIMCO Floating Income Fund (Cont.)

(o)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.306%	08/28/2017	03/31/2011 - 05/26/2011	$5,007	$4,055	0.11%

(p)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	14,559	05/2012	BRC	$0	$(348)	$(348)
Sell		64,250	05/2012	BSN	1,056	0	1,056
Sell		86,968	05/2012	DUB	1,226	0	1,226
Buy		29,604	05/2012	JPM	0	(619)	(619)
Sell	BRL	22,453	04/2012	JPM	613	0	613
Buy		22,453	04/2012	MSC	0	(716)	(716)
Sell		22,453	06/2012	MSC	708	0	708
Sell	CAD	24,623	06/2012	FBF	145	0	145
Sell		13,383	06/2012	UAG	76	0	76
Buy	CNY	20,000	06/2012	CBK	38	0	38
Sell		110,686	06/2012	CBK	74	0	74
Buy		146,030	06/2012	DUB	16	(109)	(93)
Buy		15,640	06/2012	GST	29	0	29
Buy		194,157	06/2012	HUS	30	(91)	(61)
Sell		300,761	06/2012	HUS	0	(85)	(85)
Buy		5,775	06/2012	JPM	10	0	10
Sell		209,457	06/2012	JPM	135	0	135
Buy		343,303	06/2012	RYL	157	0	157
Sell		104,000	06/2012	UAG	63	0	63
Buy		55,007	10/2012	CBK	46	0	46
Sell		55,007	10/2012	UAG	0	(7)	(7)
Buy		98,434	02/2013	CBK	0	(248)	(248)
Sell		131,459	02/2013	CBK	147	0	147
Buy		139,485	02/2013	GST	0	(362)	(362)
Sell		131,459	02/2013	HUS	145	0	145
Buy		25,000	02/2013	JPM	0	(17)	(17)
Buy		35,000	08/2013	DUB	0	(69)	(69)
Sell		87,000	08/2013	HUS	20	0	20
Buy		25,000	08/2013	RYL	0	(33)	(33)
Buy		27,000	08/2013	UAG	0	(44)	(44)
Buy		25,000	04/2014	RYL	0	(149)	(149)
Sell		25,000	04/2014	UAG	0	(3)	(3)
Buy	EUR	8,106	04/2012	CBK	83	0	83
Sell		8,106	04/2012	HUS	0	(72)	(72)
Buy		104	05/2012	BRC	1	0	1
Sell		117,432	05/2012	BRC	0	(1,491)	(1,491)
Buy		635	05/2012	BSN	15	0	15
Buy		5,379	05/2012	CBK	146	0	146
Sell		8,106	05/2012	CBK	0	(82)	(82)
Buy		50,098	05/2012	MSC	505	0	505
Buy		80	05/2012	RBC	2	0	2
Buy		1,070	05/2012	UAG	0	0	0
Sell		183,651	05/2012	UAG	0	(1,146)	(1,146)
Buy	GBP	97	04/2012	BSN	3	0	3
Buy		29,105	04/2012	DUB	451	0	451
Sell		29,435	04/2012	HUS	0	(540)	(540)
Buy		233	04/2012	MSC	9	0	9
Sell		29,105	05/2012	DUB	0	(451)	(451)
Sell	IDR	99,000,000	07/2012	UAG	0	(212)	(212)
Sell	INR	10,712	07/2012	JPM	3	0	3
Buy	KRW	778,034	07/2012	UAG	0	(7)	(7)
Buy	MXN	258,921	06/2012	HUS	76	0	76
Buy		130	06/2012	JPM	0	0	0
Buy		925	06/2012	UAG	0	0	0
Sell	MYR	9,642	04/2012	CBK	0	(30)	(30)
Sell		12,130	04/2012	GST	43	0	43
Buy		21,999	04/2012	UAG	0	(67)	(67)

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	21,591	06/2012	CBK	$1	$0	$1
Buy	SGD	2,612	05/2012	UAG	14	0	14
Sell	ZAR	285,765	07/2012	DUB	0	(2,672)	(2,672)

					$6,086	$(9,670)	$(3,584)

(q)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$152,395	$0	$152,395
Corporate Bonds & Notes
Banking & Finance	0	939,004	0	939,004
Industrials	0	1,034,701	23,204	1,057,905
Utilities	0	363,089	0	363,089
Municipal Bonds & Notes
California	0	8,221	0	8,221
Illinois	0	945	0	945
Indiana	0	128	0	128
New York	0	14,134	0	14,134
Ohio	0	389	0	389
Tennessee	0	131	0	131
Texas	0	129	0	129
West Virginia	0	4,887	0	4,887
U.S. Government Agencies	0	105,115	0	105,115
U.S. Treasury Obligations	0	5,610	0	5,610
Mortgage-Backed Securities	0	142,538	459	142,997
Asset-Backed Securities	0	59,238	7,936	67,174
Sovereign Issues	0	452,299	0	452,299
Common Stocks
Consumer Discretionary	0	0	800	800
Preferred Securities
Banking & Finance	0	1,250	0	1,250

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Certificates of Deposit	$0	$4,595	$0	$4,595
Repurchase Agreements	0	400	0	400
U.S. Treasury Bills	0	19,097	0	19,097
PIMCO Short-Term Floating NAV Portfolios	412,644	0	0	412,644
Purchased Options
Interest Rate Contracts	0	1,338	0	1,338
	$412,644	$3,309,633	$32,399	$3,754,676

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	27,614	0	27,614
Foreign Exchange Contracts	0	6,086	0	6,086
Interest Rate Contracts	1,632	29,199	0	30,831
	$1,632	$62,899	$0	$64,531

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(12,216)	0	(12,216)
Foreign Exchange Contracts	0	(9,670)	0	(9,670)
Interest Rate Contracts	0	(5,120)	0	(5,120)
	$0	$(27,006)	$0	$(27,006)

Totals	$414,276	$3,345,526	$32,399	$3,792,201

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Bank Loan Obligations	$1,984	$0	$(2,000)	$0	$0	$16	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	13,034	0	(11,403)	41	2,723	(2,654)	0	(1,741)	0	0
Industrials	25,577	9,374	(13,434)	(292)	(152)	497	1,634	0	23,204	456
Mortgage-Backed Securities	0	0	0	0	0	0	459	0	459	0
Asset-Backed Securities	8,106	225	(372)	38	2	(63)	0	0	7,936	(61)
Common Stocks
Consumer Discretionary	800	1,936	0	0	0	(1,936)	0	0	800	(1,936)

	$49,501	$11,535	$(27,209)	$(213)	$2,573	$(4,140)	$2,093	$(1,741)	$32,399	$(1,541)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,495)	$0	$0	$0	$934	$561	$0	$0	$0	$0

Totals	$48,006	$11,535	$(27,209)	$(213)	$3,507	$(3,579)	$2,093	$(1,741)	$32,399	$(1,541)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	87

Schedule of Investments PIMCO Floating Income Fund (Cont.)

(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1,338	$1,338
Variation margin receivable on financial derivative instruments (2)	0	201	0	0	7,635	7,836
Unrealized appreciation on foreign currency contracts	0	0	0	6,086	0	6,086
Unrealized appreciation on OTC swap agreements	0	16,826	0	0	7,103	23,929

	$0	$17,027	$0	$6,086	$16,076	$39,189

Liabilities:
Written options outstanding	$0	$0	$0	$0	$4,973	$4,973
Unrealized depreciation on foreign currency contracts	0	0	0	9,670	0	9,670
Unrealized depreciation on OTC swap agreements	0	12,216	0	0	147	12,363

	$0	$12,216	$0	$9,670	$5,120	$27,006

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts	$0	$0	$0	$0	$(826)	$(826)
Net realized gain on written options	0	1,717	0	0	3,959	5,676
Net realized gain (loss) on swaps	0	23,033	0	0	(258,630)	(235,597)
Net realized gain on foreign currency transactions	0	0	0	16,385	0	16,385

	$0	$24,750	$0	$16,385	$(255,497)	$(214,362)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$418	$418
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(287)	(287)
Net change in unrealized appreciation (depreciation) on written options	0	(268)	0	0	2,379	2,111
Net change in unrealized appreciation (depreciation) on swaps	0	(6,752)	0	0	39,635	32,883
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(684)	0	(684)

	$0	$(7,020)	$0	$(684)	$42,145	$34,441

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,632 and open centrally cleared swaps cumulative appreciation/(depreciation) of $32,884 as reported in the Notes to Schedule of Investments.

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$944	$(820)	$124
BPS	2,345	(2,490)	(145)
BRC	9,664	(10,010)	(346)
BSN	1,074	(860)	214
CBK	14,758	(14,780)	(22)
DUB	8,390	(8,780)	(390)
FBF	1,830	(1,850)	(20)
GLM	334	(300)	34
GST	(1,082)	270	(812)
HUS	1,120	(1,550)	(430)
JPM	1,010	(850)	160
MSC	506	(1,185)	(679)
MYC	13,826	(15,210)	(1,384)
RBC	2	0	2
RYL	2,686	(2,850)	(164)
UAG	6,384	(7,280)	(896)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	89

Schedule of Investments PIMCO High Yield Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.0%
Avaya, Inc.
3.241% due 10/26/2014	$4,987	$4,840
Boyd Gaming Corp.
6.000% due 12/17/2015	9,875	9,987
Caesars Entertainment Operating Co., Inc.
5.492% due 01/28/2018	12,768	11,551
Cardinal Health 409, Inc.
5.250% due 09/15/2017	13,965	13,965
Cardinal Health, Inc.
4.241% due 09/15/2016	22,643	22,445
Clear Channel Communications
3.641% due 07/30/2014	6,421	5,957
Colfax Corp.
4.500% due 01/13/2019	5,736	5,750
Commscope, Inc.
4.250% due 01/14/2018	7,730	7,746
Community Health Systems, Inc.
2.491% - 2.739% due 07/25/2014	5,136	5,077
3.970% - 3.989% due 01/25/2017	3,115	3,075
DaVita, Inc.
4.500% due 10/20/2016	3,629	3,649
First Data Corp.
2.992% due 09/24/2014	41,260	39,833
Intelsat Ltd.
2.742% due 02/01/2014	20,750	20,439
Kinetic Concepts, Inc.
7.000% due 05/04/2018	24,938	25,469
Michaels Stores, Inc.
2.750% - 2.875% due 10/31/2013	10,000	9,997
Neustar, Inc.
5.000% due 11/08/2018	13,831	13,900
Newsday LLC
10.500% due 08/01/2013	19,750	20,367
Nuveen Investments, Inc.
3.303% - 3.579% due 11/13/2014	12,949	12,918
OSI Restaurant Partners LLC
2.544% - 4.500% due 06/14/2013	1,974	1,942
2.563% - 4.500% due 06/14/2014	19,995	19,670
Pharmaceutical Product Development, Inc.
6.250% due 12/05/2018	12,968	13,139
Prestige Brands, Inc.
5.250% - 6.250% due 01/31/2019	5,292	5,333
Quintiles Transnational Corp.
5.000% due 06/08/2018	31,512	31,630
R.H. Donnelley, Inc.
9.000% due 10/24/2014	2,015	902
Rexnord Corp.
5.000% due 04/01/2018	12,000	12,018
Sandridge Energy, Inc.
3.500% due 02/01/2013	80,500	80,500
ServiceMaster Co.
2.510% due 07/24/2014	2,339	2,316
2.740% due 07/24/2014	23,487	23,262
Springleaf Finance Corp.
5.500% due 05/10/2017	29,450	27,186
Telesat Holdings, Inc.
4.750% due 03/28/2019	10,000	10,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Competitive Electric Holdings Co. LLC
4.743% due 10/10/2017		$99,722	$55,689
U.S. Foodservice, Inc.
2.740% due 07/03/2014		9,974	9,644
United Rentals, Inc.
8.875% due 09/15/2012		71,800	71,800
Univision Communications, Inc.
2.244% due 09/29/2014		7,286	7,198
UPC Broadband Holding BV
4.324% due 12/30/2016	EUR	11,280	14,613
4.574% due 12/31/2017		4,884	6,395
Valeant Pharmaceuticals International
3.750% due 02/13/2019		$7,500	7,451
Vodafone Group PLC
6.875% due 08/17/2015		27,411	27,411

Total Bank Loan Obligations (Cost $688,483)			665,073

CORPORATE BONDS & NOTES 77.1%

BANKING & FINANCE 10.6%
Ally Financial, Inc.
0.000% due 06/15/2015		1,350	1,102
2.688% due 12/01/2014		1,725	1,607
4.500% due 02/11/2014		15,100	15,157
5.500% due 02/15/2017		20,000	20,041
6.250% due 12/01/2017		12,000	12,399
6.750% due 12/01/2014		7,489	7,798
7.500% due 12/31/2013		21,032	22,399
7.500% due 09/15/2020		12,000	13,005
8.000% due 03/15/2020		22,625	25,227
8.000% due 11/01/2031		21,740	23,193
8.300% due 02/12/2015		21,750	23,735
American International Group, Inc.
5.750% due 03/15/2067	GBP	5,550	6,835
8.175% due 05/15/2068		$11,200	11,911
8.250% due 08/15/2018		45,325	54,533
8.625% due 05/22/2068	GBP	25,800	41,082
Bank of America Corp.
6.000% due 09/01/2017		$10,460	11,403
Barclays Bank PLC
14.000% due 11/29/2049	GBP	27,340	53,788
BPCE S.A.
5.250% due 07/29/2049	EUR	700	738
9.000% due 03/29/2049		3,200	3,948
9.250% due 10/29/2049		1,200	1,440
Cantor Fitzgerald LP
7.875% due 10/15/2019		$10,000	9,973
Capital One Capital
10.250% due 08/15/2039		10,225	10,557
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	13,225	19,226
Cequel Communications Holdings LLC
8.625% due 11/15/2017		$22,250	24,002
Citigroup, Inc.
0.745% due 06/09/2016		7,000	6,150
Columbus International, Inc.
11.500% due 11/20/2014		16,890	18,908
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	5,050	5,533
7.589% due 01/29/2049		3,300	3,880
8.125% due 10/29/2049		1,500	1,948
8.375% due 10/29/2049		$4,773	4,463
E*Trade Financial Corp.
6.750% due 06/01/2016		6,375	6,550
FCE Bank PLC
7.125% due 01/15/2013	EUR	6,000	8,312

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.375% due 01/17/2014	EUR	8,700	$12,807
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$15,000	15,989
5.875% due 08/02/2021		30,000	32,405
6.625% due 08/15/2017		18,125	20,103
7.000% due 10/01/2013		100,183	107,067
7.000% due 04/15/2015		18,750	20,529
7.500% due 08/01/2012		3,425	3,477
8.000% due 06/01/2014		31,950	35,187
8.000% due 12/15/2016		32,250	37,464
8.125% due 01/15/2020		13,450	16,303
8.700% due 10/01/2014		15,762	17,865
12.000% due 05/15/2015		16,000	19,880
GMAC International Finance BV
7.500% due 04/21/2015	EUR	15,750	21,636
HBOS Capital Funding LP
6.071% due 06/29/2049		$1,000	718
6.461% due 11/29/2049	GBP	2,000	2,207
HBOS PLC
0.676% due 09/06/2017		$1,550	1,149
1.469% due 03/29/2016	EUR	1,000	1,060
6.000% due 11/01/2033		$5,000	3,801
6.750% due 05/21/2018		31,670	29,754
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		15,025	15,438
ILFC E-Capital Trust
6.250% due 12/21/2065		51,990	38,343
Ineos Finance PLC
8.375% due 02/15/2019		11,200	11,872
9.000% due 05/15/2015		13,625	14,528
9.250% due 05/15/2015	EUR	8,675	12,235
International Lease Finance Corp.
5.625% due 09/20/2013		$13,000	13,211
5.650% due 06/01/2014		500	511
5.875% due 05/01/2013		9,275	9,530
6.250% due 05/15/2019		12,150	11,993
6.375% due 03/25/2013		8,000	8,260
6.625% due 11/15/2013		11,100	11,378
6.750% due 09/01/2016		23,625	25,426
7.125% due 09/01/2018		25,475	27,895
8.250% due 12/15/2020		7,100	7,827
8.625% due 09/15/2015		10,925	12,058
8.750% due 03/15/2017		20,950	23,359
ISS A/S
8.875% due 05/15/2016	EUR	10,000	13,670
Jaguar Holding Co.
9.500% due 12/01/2019		$16,750	18,258
LBG Capital PLC
6.385% due 05/12/2020	EUR	425	449
6.439% due 05/23/2020		10,394	10,882
7.625% due 10/14/2020		1,000	1,101
7.867% due 12/17/2019	GBP	5,703	7,799
7.869% due 08/25/2020		8,825	12,139
7.875% due 11/01/2020		$12,725	11,580
8.500% due 12/29/2049		1,050	861
9.125% due 07/15/2020	GBP	2,500	3,569
11.040% due 03/19/2020		5,795	9,516
15.000% due 12/21/2019		9,250	18,346
Lehman Brothers Holdings, Inc.
0.000% due 04/04/2016^		$6,200	1,845
Lloyds TSB Bank PLC
12.000% due 12/29/2049		2,500	2,618
Marina District Finance Co., Inc.
9.500% due 10/15/2015		4,600	4,221
9.875% due 08/15/2018		5,750	5,189
Masonite International Corp.
8.250% due 04/15/2021		43,566	45,526

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MCE Finance Ltd.
10.250% due 05/15/2018		$9,350	$10,542
Neuberger Berman Group LLC
5.625% due 03/15/2020		4,075	4,126
5.875% due 03/15/2022		7,000	7,105
QBE Capital Funding Ltd.
7.250% due 05/24/2041		12,150	11,470
Rabobank Group
11.000% due 12/29/2049		56,000	71,481
Regions Bank
7.500% due 05/15/2018		6,000	6,855
Regions Financial Corp.
0.644% due 06/26/2012		16,800	16,757
7.375% due 12/10/2037		12,211	12,242
7.750% due 11/10/2014		19,400	21,364
Royal Bank of Scotland Group PLC
4.700% due 07/03/2018		1,750	1,526
5.000% due 11/12/2013		5,630	5,656
6.990% due 10/29/2049		16,050	13,161
7.648% due 08/29/2049		7,825	6,671
Santander Finance Preferred S.A.U.
11.300% due 07/29/2049	GBP	12,000	19,194
Santander UK PLC
7.950% due 10/26/2029		$6,500	6,624
SLM Corp.
0.860% due 01/27/2014		7,575	7,238
1.206% due 06/17/2013	EUR	51,500	66,628
5.000% due 06/15/2018		$1,000	961
5.375% due 05/15/2014		5,000	5,166
6.250% due 01/25/2016		6,450	6,713
8.000% due 03/25/2020		11,200	12,124
8.450% due 06/15/2018		30,000	33,600
SMFG Preferred Capital Ltd.
9.500% due 07/29/2049		6,100	7,198
Societe Generale S.A.
5.922% due 04/29/2049		17,270	14,069
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	2,500	2,870
4.875% due 07/15/2012		$8,000	7,780
6.500% due 09/15/2017		3,000	2,325
6.900% due 12/15/2017		10,400	8,164
Towergate Finance PLC
8.500% due 02/15/2018	GBP	2,200	3,325
10.500% due 02/15/2019		6,000	8,301
UBS Preferred Funding Trust
6.243% due 05/29/2049		$10,250	10,019
USB Capital
3.500% due 10/29/2049		2,000	1,544
Wachovia Capital Trust
5.570% due 03/29/2049		2,000	1,898
Wells Fargo & Co.
7.980% due 03/29/2049		14,765	16,149
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		22,000	20,790
7.375% due 02/15/2018	EUR	6,000	7,462
11.750% due 07/15/2017		2,500	3,168
11.750% due 07/15/2017		$41,692	41,275

			1,785,218

INDUSTRIALS 59.2%
Actuant Corp.
6.875% due 06/15/2017		5,000	5,213
Advanced Micro Devices, Inc.
7.750% due 08/01/2020		6,000	6,630
Affinion Group, Inc.
7.875% due 12/15/2018		26,975	24,682

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aguila S.A.
7.875% due 01/31/2018	CHF	12,650	$14,959
7.875% due 01/31/2018		$24,258	25,471
AK Steel Corp.
8.375% due 04/01/2022		3,000	2,925
Alere, Inc.
7.875% due 02/01/2016		1,500	1,571
8.625% due 10/01/2018		27,025	28,106
Aleris International, Inc.
7.625% due 02/15/2018		63,575	66,833
Alliance Data Systems Corp.
6.375% due 04/01/2020		13,000	13,227
Alliant Techsystems, Inc.
6.875% due 09/15/2020		11,258	12,074
Allison Transmission, Inc.
7.125% due 05/15/2019		12,750	13,260
11.000% due 11/01/2015		5,432	5,744
AMC Networks, Inc.
7.750% due 07/15/2021		10,675	11,956
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		6,415	6,856
American Stores Co.
7.100% due 03/20/2028		1,034	770
8.000% due 06/01/2026		30,835	26,364
American Tire Distributors, Inc.
9.750% due 06/01/2017		7,500	8,119
Ameristar Casinos, Inc.
7.500% due 04/15/2021		29,500	31,086
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		27,255	28,481
Antero Resources Finance Corp.
7.250% due 08/01/2019		11,000	11,385
9.375% due 12/01/2017		3,750	4,078
ARAMARK Corp.
4.047% due 02/01/2015		18,850	18,803
5.000% due 06/01/2012		2,505	2,524
8.500% due 02/01/2015		14,655	15,040
ARAMARK Holdings Corp.
8.625% due 05/01/2016 (c)		2,525	2,594
Arch Coal, Inc.
7.000% due 06/15/2019		27,325	25,344
7.250% due 10/01/2020		7,700	7,180
7.250% due 06/15/2021		23,625	21,912
ARD Finance S.A.
11.125% due 06/01/2018 (c)		4,768	4,542
11.125% due 06/01/2018	EUR	3,179	3,964
Ardagh Packaging Finance PLC
7.375% due 10/15/2017		16,175	22,975
7.375% due 10/15/2017		$2,350	2,532
9.125% due 10/15/2020		4,875	5,253
9.250% due 10/15/2020	EUR	20,000	27,208
Armored Autogroup, Inc.
9.250% due 11/01/2018		$9,000	7,560
Associated Materials LLC
9.125% due 11/01/2017		29,625	28,958
Atwood Oceanics, Inc.
6.500% due 02/01/2020		5,175	5,460
Audatex North America, Inc.
6.750% due 06/15/2018		18,675	19,702
AutoNation, Inc.
5.500% due 02/01/2020		2,000	2,040
6.750% due 04/15/2018		6,400	6,928
Avaya, Inc.
7.000% due 04/01/2019		41,250	41,559
Aviation Capital Group Corp.
7.125% due 10/15/2020		20,750	20,868

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
B&G Foods, Inc.
7.625% due 01/15/2018		$11,000	$11,866
Ball Corp.
5.000% due 03/15/2022		16,000	16,060
6.750% due 09/15/2020		8,550	9,405
Basic Energy Services, Inc.
7.750% due 02/15/2019		18,825	19,390
Bausch & Lomb, Inc.
9.875% due 11/01/2015		29,400	31,090
BE Aerospace, Inc.
5.250% due 04/01/2022		10,000	10,125
6.875% due 10/01/2020		16,000	17,600
Berry Petroleum Co.
6.750% due 11/01/2020		3,600	3,825
10.250% due 06/01/2014		6,050	7,018
Berry Plastics Corp.
4.349% due 09/15/2014		2,280	2,223
5.322% due 02/15/2015		19,820	19,919
8.250% due 11/15/2015		2,700	2,896
9.500% due 05/15/2018		20,400	21,726
9.750% due 01/15/2021		32,500	35,669
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	20,400	25,371
9.500% due 06/15/2017		1,000	1,190
BI-LO LLC
9.250% due 02/15/2019		$14,950	15,922
Biomet, Inc.
10.000% due 10/15/2017		28,352	30,656
10.375% due 10/15/2017 (c)		35,175	38,077
11.625% due 10/15/2017		91,992	99,926
Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		10,000	10,500
Bombardier, Inc.
7.250% due 11/15/2016	EUR	9,900	13,798
7.500% due 03/15/2018		$19,225	21,244
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		10,850	10,525
Brocade Communications Systems, Inc.
6.625% due 01/15/2018		5,250	5,539
6.875% due 01/15/2020		18,150	20,101
Building Materials Corp. of America
6.750% due 05/01/2021		35,211	37,456
7.500% due 03/15/2020		16,331	17,393
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		19,711	20,204
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (c)		10,575	9,650
C10 Capital SPV Ltd.
6.722% due 12/29/2049		5,000	3,375
Cablevision Systems Corp.
7.750% due 04/15/2018		10,650	11,183
8.000% due 04/15/2020		4,550	4,834
8.625% due 09/15/2017		8,750	9,570
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		33,521	26,000
11.250% due 06/01/2017		26,875	29,428
Caesars Operating Escrow LLC
8.500% due 02/15/2020		12,000	12,240
Calcipar S.A.
6.875% due 05/01/2018		10,325	10,532
Capella Healthcare, Inc.
9.250% due 07/01/2017		19,300	19,879
Case New Holland, Inc.
7.750% due 09/01/2013		2,500	2,675
7.875% due 12/01/2017		23,200	27,086
Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015		2,725	2,814

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	91

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.750% due 04/15/2017	EUR	11,650	$15,615
CC Holdings GS LLC
7.750% due 05/01/2017		$10,000	10,950
CCH LLC
13.500% due 11/30/2016		11,246	12,849
CCM Merger, Inc.
9.125% due 05/01/2019		3,000	3,045
CCO Holdings LLC
6.500% due 04/30/2021		30,000	31,200
6.625% due 01/31/2022		20,000	20,850
7.000% due 01/15/2019		23,625	25,161
7.250% due 10/30/2017		1,000	1,078
7.375% due 06/01/2020		9,325	10,164
7.875% due 04/30/2018		14,500	15,732
Celanese U.S. Holdings LLC
5.875% due 06/15/2021		6,000	6,338
6.625% due 10/15/2018		10,150	10,861
Cemex Finance LLC
9.625% due 12/14/2017	EUR	2,750	3,530
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$35,000	33,162
Central Garden and Pet Co.
8.250% due 03/01/2018		4,500	4,663
CF Industries, Inc.
6.875% due 05/01/2018		8,000	9,260
7.125% due 05/01/2020		9,680	11,556
Chemtura Corp.
7.875% due 09/01/2018		13,500	14,580
Chesapeake Energy Corp.
6.625% due 08/15/2020		17,500	17,894
7.250% due 12/15/2018		21,104	22,634
7.625% due 07/15/2013		2,950	3,127
9.500% due 02/15/2015		74,525	85,704
Chesapeake Midstream Partners LP
6.125% due 07/15/2022		7,500	7,594
Chesapeake Oilfield Operating LLC
6.625% due 11/15/2019		7,000	6,983
Chester Downs & Marina LLC
9.250% due 02/01/2020		4,250	4,500
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		16,475	16,887
7.750% due 05/15/2017		15,650	16,354
9.500% due 05/15/2016		15,925	17,597
Cimarex Energy Co.
5.875% due 05/01/2022 (b)		7,000	7,158
Cinemark USA, Inc.
7.375% due 06/15/2021		3,875	4,175
CityCenter Holdings LLC
7.625% due 01/15/2016		14,650	15,529
10.750% due 01/15/2017 (c)(h)		20,409	22,203
Clear Channel Communications, Inc.
9.000% due 03/01/2021		12,700	11,494
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020		41,450	40,669
9.250% due 12/15/2017		76,725	84,341
Clearwater Paper Corp.
7.125% due 11/01/2018		4,925	5,245
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		27,250	24,661
Columbus McKinnon Corp.
7.875% due 02/01/2019		4,050	4,232
CommScope, Inc.
8.250% due 01/15/2019		48,860	52,280
Community Health Systems, Inc.
8.875% due 07/15/2015		16,156	16,762
Concho Resources, Inc.
6.500% due 01/15/2022		29,925	31,720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 01/15/2021		$11,900	$12,822
Consol Energy, Inc.
6.375% due 03/01/2021		8,000	7,680
8.000% due 04/01/2017		30,250	31,687
8.250% due 04/01/2020		34,950	36,697
Constellation Brands, Inc.
7.250% due 05/15/2017		11,850	13,479
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	34,575	49,110
7.500% due 09/15/2017		7,450	10,557
8.500% due 07/15/2015		6,750	9,970
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$364	365
7.566% due 09/15/2021		768	760
Continental Airlines, Inc.
6.920% due 04/02/2013 (k)		2,319	2,301
Continental Resources, Inc.
5.000% due 09/15/2022		17,825	17,936
7.125% due 04/01/2021		4,650	5,185
7.375% due 10/01/2020		6,000	6,690
8.250% due 10/01/2019		4,454	5,000
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		28,500	29,426
10.875% due 12/15/2018	EUR	4,000	5,562
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		$23,000	24,840
Cott Beverages, Inc.
8.125% due 09/01/2018		11,000	11,962
Crown Americas LLC
6.250% due 02/01/2021		9,000	9,720
7.625% due 05/15/2017		2,850	3,082
Crown Castle International Corp.
7.125% due 11/01/2019		4,345	4,769
9.000% due 01/15/2015		4,550	5,028
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	3,125	4,449
CSC Holdings LLC
6.750% due 11/15/2021		$19,250	20,140
7.625% due 07/15/2018		50,223	56,250
7.875% due 02/15/2018		20,250	22,731
8.500% due 04/15/2014		4,675	5,224
8.625% due 02/15/2019		13,700	15,823
DaVita, Inc.
6.375% due 11/01/2018		17,875	18,769
6.625% due 11/01/2020		21,975	23,074
Del Monte Corp.
7.625% due 02/15/2019		46,360	46,360
Delphi Corp.
6.125% due 05/15/2021		3,250	3,478
Denbury Resources, Inc.
8.250% due 02/15/2020		19,212	21,565
9.750% due 03/01/2016		1,500	1,654
Digicel Group Ltd.
8.875% due 01/15/2015		3,500	3,579
10.500% due 04/15/2018		13,175	14,690
Digicel Ltd.
7.000% due 02/15/2020		3,000	3,083
8.250% due 09/01/2017		44,350	47,344
DISH DBS Corp.
6.625% due 10/01/2014		3,415	3,739
6.750% due 06/01/2021		20,000	21,650
7.000% due 10/01/2013		14,730	15,761
7.125% due 02/01/2016		93,854	104,295
7.750% due 05/31/2015		6,790	7,749
7.875% due 09/01/2019		17,500	20,212
DJO Finance LLC
7.750% due 04/15/2018		20,000	16,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 03/15/2018		$3,075	$3,121
9.750% due 10/15/2017		19,750	14,812
10.875% due 11/15/2014		2,850	2,907
Dole Food Co., Inc.
13.875% due 03/15/2014		2,000	2,298
Dollar General Corp.
11.875% due 07/15/2017		5,000	5,450
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		11,975	12,574
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		7,700	8,557
Edcon Pty. Ltd.
9.500% due 03/01/2018	EUR	2,000	2,427
9.500% due 03/01/2018		$11,000	10,010
El Paso Corp.
7.000% due 06/15/2017		28,420	31,782
7.250% due 06/01/2018		9,250	10,399
7.750% due 01/15/2032		59,265	67,633
7.800% due 08/01/2031		43,291	49,313
8.050% due 10/15/2030		5,683	6,576
Eldorado Resorts LLC
8.625% due 06/15/2019		11,075	10,577
Emergency Medical Services Corp.
8.125% due 06/01/2019		21,634	22,337
Endo Pharmaceuticals Holdings, Inc.
7.000% due 07/15/2019		9,675	10,376
7.250% due 01/15/2022		2,000	2,150
Energy Transfer Equity LP
7.500% due 10/15/2020		23,425	26,119
Enterprise Products Operating LLC
7.034% due 01/15/2068		4,840	5,209
8.375% due 08/01/2066		55,051	60,060
Exide Technologies
8.625% due 02/01/2018		17,455	14,706
FGI Operating Co., Inc.
10.250% due 08/01/2015		2,000	2,155
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		2,000	2,065
7.500% due 05/04/2020		47,803	50,733
Fidelity National Information Services, Inc.
5.000% due 03/15/2022		17,500	17,325
7.625% due 07/15/2017		11,390	12,525
First Data Corp.
7.375% due 06/15/2019		14,875	15,228
8.250% due 01/15/2021		35,143	34,528
9.875% due 09/24/2015		766	774
12.625% due 01/15/2021		10,236	10,313
First Wind Capital LLC
10.250% due 06/01/2018		5,000	5,050
Florida East Coast Railway Corp.
8.125% due 02/01/2017		9,675	9,917
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		17,325	17,195
6.875% due 02/01/2018		9,750	9,799
6.875% due 04/01/2022		31,325	30,620
7.000% due 11/01/2015		12,250	12,556
8.250% due 11/01/2019		43,550	45,945
Ford Motor Co.
6.375% due 02/01/2029		400	435
7.125% due 11/15/2025		8,000	8,760
7.500% due 08/01/2026		12,625	14,203
9.215% due 09/15/2021		2,200	2,695
Forest Oil Corp.
7.250% due 06/15/2019		31,250	30,703
8.500% due 02/15/2014		10,260	11,030
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019		10,875	11,228

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/15/2021		$1,500	$1,560
5.875% due 01/31/2022		13,250	13,647
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015		8,300	9,607
Gateway Casinos & Entertainment Ltd.
8.875% due 11/15/2017	CAD	11,750	12,193
Geo Group, Inc.
6.625% due 02/15/2021		$9,250	9,724
Georgia-Pacific LLC
7.250% due 06/01/2028		11,140	13,117
7.375% due 12/01/2025		28,375	34,674
7.700% due 06/15/2015		1,770	2,070
8.000% due 01/15/2024		74,460	94,941
8.250% due 05/01/2016		21,970	24,237
Goodyear Tire & Rubber Co.
7.000% due 05/15/2022		4,000	3,910
8.250% due 08/15/2020 (h)		18,925	20,202
Graphic Packaging International, Inc.
7.875% due 10/01/2018		18,850	20,971
9.500% due 06/15/2017		7,300	8,140
Griffon Corp.
7.125% due 04/01/2018		14,667	15,235
Grifols, Inc.
8.250% due 02/01/2018		21,150	23,001
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	15,276	20,404
4.876% due 09/15/2017		5,250	6,809
Harvest Operations Corp.
6.875% due 10/01/2017		$7,475	7,961
HCA Holdings, Inc.
7.750% due 05/15/2021		25,360	26,343
HCA, Inc.
5.875% due 03/15/2022		52,125	52,320
6.250% due 02/15/2013		1,000	1,031
6.500% due 02/15/2020		61,435	64,660
6.750% due 07/15/2013		1,000	1,045
7.190% due 11/15/2015		17,217	18,336
7.250% due 09/15/2020		25,975	28,410
7.500% due 02/15/2022		66,350	70,829
7.875% due 02/15/2020		4,920	5,430
8.000% due 10/01/2018		12,650	13,820
8.360% due 04/15/2024		1,000	1,025
8.500% due 04/15/2019		34,275	38,259
9.000% due 12/15/2014		3,246	3,554
9.875% due 02/15/2017		4,956	5,427
Headwaters, Inc.
7.625% due 04/01/2019		19,125	18,695
Health Management Associates, Inc.
7.375% due 01/15/2020		35,344	36,228
HeidelbergCement Finance BV
7.500% due 04/03/2020	EUR	4,500	6,392
Hertz Corp.
6.750% due 04/15/2019		$54,050	56,212
7.375% due 01/15/2021		21,450	22,951
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		48,623	50,568
9.000% due 11/15/2020		59,500	55,632
Host Hotels & Resorts LP
5.250% due 03/15/2022		23,440	23,440
6.000% due 10/01/2021		6,400	6,848
9.000% due 05/15/2017		25,525	28,365
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		9,200	9,660
7.625% due 06/15/2021		11,650	12,553
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		5,125	5,458
7.125% due 03/15/2021		8,500	9,148

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Huntsman International LLC
5.500% due 06/30/2016		$11,800	$11,844
8.625% due 03/15/2020		4,500	5,051
8.625% due 03/15/2021		29,300	33,036
Hyva Global BV
8.625% due 03/24/2016		9,350	8,111
IASIS Healthcare LLC
8.375% due 05/15/2019		33,125	32,380
Immucor, Inc.
11.125% due 08/15/2019		17,100	19,088
Inaer Aviation Finance Ltd.
9.500% due 08/01/2017	EUR	5,925	7,191
Ineos Group Holdings Ltd.
7.875% due 02/15/2016		59,009	70,043
8.500% due 02/15/2016		$10,980	10,431
Inergy LP
6.875% due 08/01/2021		3,884	3,758
7.000% due 10/01/2018		11,825	11,589
Insight Communications Co., Inc.
9.375% due 07/15/2018		14,901	17,099
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		28,195	29,781
7.250% due 10/15/2020		35,850	37,777
7.500% due 04/01/2021		19,250	20,333
8.500% due 11/01/2019		12,920	14,212
9.500% due 06/15/2016		24,250	25,402
11.250% due 06/15/2016		6,250	6,594
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		14,250	14,856
11.500% due 02/04/2017 (c)		58,851	61,126
Interactive Data Corp.
10.250% due 08/01/2018		20,590	23,370
Intergen NV
9.000% due 06/30/2017		37,483	39,638
Interline Brands, Inc.
7.000% due 11/15/2018		4,050	4,293
inVentiv Health, Inc.
10.000% due 08/15/2018		9,300	8,417
Jaguar Land Rover PLC
7.750% due 05/15/2018		3,600	3,708
8.125% due 05/15/2018	GBP	2,700	4,437
8.125% due 05/15/2021		$11,500	11,845
Jarden Corp.
7.500% due 05/01/2017		5,066	5,598
7.500% due 01/15/2020		10,750	11,717
7.500% due 01/15/2020	EUR	7,450	10,334
8.000% due 05/01/2016		$5,500	5,974
JDA Software Group, Inc.
8.000% due 12/15/2014		8,000	8,620
JET Equipment Trust
10.000% due 12/15/2013^		879	830
JMC Steel Group
8.250% due 03/15/2018		16,000	16,720
Kabel BW GmbH
5.126% due 03/15/2018	EUR	4,250	5,668
7.500% due 03/15/2019		$9,250	10,036
7.500% due 03/15/2019	EUR	10,300	14,699
Kabel BW Musketeer GmbH
9.500% due 03/15/2021		28,400	41,192
Kerling PLC
10.625% due 02/01/2017		5,000	6,668
Kindred Healthcare, Inc.
8.250% due 06/01/2019		$10,250	8,982
Kinove German Bondco GmbH
9.625% due 06/15/2018		12,000	12,540
10.000% due 06/15/2018	EUR	10,950	15,334

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kraton Polymers LLC
6.750% due 03/01/2019		$10,400	$10,790
Lamar Media Corp.
5.875% due 02/01/2022		8,050	8,231
Laredo Petroleum, Inc.
9.500% due 02/15/2019		14,750	16,483
Lawson Software, Inc.
9.375% due 04/01/2019 (b)		4,025	4,176
Lear Corp.
7.875% due 03/15/2018		8,650	9,472
Legrand France S.A.
8.500% due 02/15/2025		9,525	12,167
Limited Brands, Inc.
5.625% due 02/15/2022		11,150	11,303
6.625% due 04/01/2021		12,250	13,337
7.000% due 05/01/2020		4,975	5,572
Live Nation Entertainment, Inc.
8.125% due 05/15/2018		12,785	13,680
Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016		15,900	16,278
Lyondell Chemical Co.
8.000% due 11/01/2017		14,410	16,247
8.000% due 11/01/2017	EUR	1,358	2,029
11.000% due 05/01/2018		$61,914	68,725
LyondellBasell Industries NV
5.000% due 04/15/2019 (b)		34,800	34,887
5.750% due 04/15/2024 (b)		11,900	11,900
Manitowoc Co., Inc.
8.500% due 11/01/2020		19,000	20,995
McClatchy Co.
11.500% due 02/15/2017		11,000	11,742
Meritor, Inc.
8.125% due 09/15/2015		22,915	24,290
MGM Resorts International
5.875% due 02/27/2014		3,500	3,623
6.625% due 07/15/2015		21,600	22,302
6.750% due 04/01/2013		500	518
6.875% due 04/01/2016		9,085	9,221
7.500% due 06/01/2016		38,400	39,744
7.625% due 01/15/2017		33,550	34,808
7.750% due 03/15/2022		18,625	18,997
8.625% due 02/01/2019		15,975	17,213
9.000% due 03/15/2020		30,425	34,000
10.375% due 05/15/2014		19,900	22,661
11.125% due 11/15/2017		52,224	59,340
13.000% due 11/15/2013		1,600	1,862
Michael Foods, Inc.
9.750% due 07/15/2018		41,620	45,938
Michaels Stores, Inc.
7.750% due 11/01/2018		23,700	25,359
Momentive Performance Materials, Inc.
9.000% due 01/15/2021		2,225	1,958
Monitronics International, Inc.
9.125% due 04/01/2020		3,000	3,053
Mueller Water Products, Inc.
8.750% due 09/01/2020		7,475	8,409
Multiplan, Inc.
9.875% due 09/01/2018		14,690	15,939
Mylan, Inc.
6.000% due 11/15/2018		6,000	6,300
7.625% due 07/15/2017		12,300	13,591
7.875% due 07/15/2020		32,966	36,922
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	5,250	6,512
8.875% due 12/01/2018		$9,600	9,168
NBTY, Inc.
9.000% due 10/01/2018		19,750	21,848

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	93

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Albertson’s, Inc.
6.570% due 02/23/2028		$500	$376
7.450% due 08/01/2029		15,165	11,677
7.750% due 06/15/2026		1,265	1,031
Newfield Exploration Co.
6.625% due 04/15/2016		3,075	3,160
6.875% due 02/01/2020		27,250	28,681
7.125% due 05/15/2018		12,700	13,430
NFR Energy LLC
9.750% due 02/15/2017		22,850	19,765
Nielsen Finance LLC
7.750% due 10/15/2018		41,000	45,407
11.500% due 05/01/2016		20,462	23,685
11.625% due 02/01/2014		1,532	1,777
Noranda Aluminum Acquisition Corp.
4.659% due 05/15/2015		20,905	20,278
Northwest Airlines Pass-Through Trust
7.691% due 10/01/2018		5,197	5,223
Novasep Holding S.A.S.
9.625% due 12/15/2016^	EUR	3,150	2,101
9.750% due 12/15/2016^		$16,600	8,134
Novelis, Inc.
8.375% due 12/15/2017		59,190	64,517
8.750% due 12/15/2020		59,725	65,697
NXP BV
3.322% due 10/15/2013		4,332	4,348
3.995% due 10/15/2013	EUR	1,119	1,481
9.750% due 08/01/2018		$6,600	7,491
10.000% due 07/15/2013		16,271	17,735
Oasis Petroleum, Inc.
6.500% due 11/01/2021		10,000	10,100
OGX Austria GmbH
8.375% due 04/01/2022		10,650	10,783
8.500% due 06/01/2018		41,000	42,804
OI European Group BV
6.875% due 03/31/2017	EUR	3,725	5,142
Oshkosh Corp.
8.250% due 03/01/2017		$3,750	4,088
8.500% due 03/01/2020		3,425	3,746
OSI Restaurant Partners LLC
10.000% due 06/15/2015		27,754	28,864
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		23,124	24,858
9.625% due 07/15/2017	EUR	13,063	18,902
Packaging Dynamics Corp.
8.750% due 02/01/2016		$9,275	9,785
Pactiv Corp.
7.950% due 12/15/2025		10,972	8,832
8.375% due 04/15/2027		750	604
Peabody Energy Corp.
6.000% due 11/15/2018		20,200	19,897
6.250% due 11/15/2021		30,250	29,796
6.500% due 09/15/2020		13,700	13,768
7.875% due 11/01/2026		1,300	1,352
Penn Virginia Resource Partners LP
8.250% due 04/15/2018		6,000	6,180
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		26,000	28,665
PetroBakken Energy Ltd.
8.625% due 02/01/2020		21,900	22,885
Petrohawk Energy Corp.
6.250% due 06/01/2019		19,625	22,323
7.250% due 08/15/2018		41,050	47,156
PHH Corp.
9.250% due 03/01/2016		5,850	5,974
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		28,125	28,195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pinnacle Entertainment, Inc.
7.750% due 04/01/2022		$16,000	$16,800
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		54,350	59,241
9.250% due 04/01/2015		4,550	4,698
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		10,000	10,000
Plains Exploration & Production Co.
6.625% due 05/01/2021		17,653	18,800
6.750% due 02/01/2022		22,875	24,019
7.625% due 04/01/2020		26,330	28,831
8.625% due 10/15/2019		2,000	2,255
Ply Gem Industries, Inc.
8.250% due 02/15/2018		12,150	12,287
Polymer Group, Inc.
7.750% due 02/01/2019		16,600	17,554
Polypore International, Inc.
7.500% due 11/15/2017		10,000	10,600
Post Holdings, Inc.
7.375% due 02/15/2022		7,800	8,190
Precision Drilling Corp.
6.500% due 12/15/2021		3,000	3,150
6.625% due 11/15/2020		6,000	6,315
Prestige Brands, Inc.
8.125% due 02/01/2020		10,500	11,432
8.250% due 04/01/2018		2,375	2,607
Priory Group PLC
7.000% due 02/15/2018	GBP	4,250	6,543
8.875% due 02/15/2019		2,500	3,599
Production Resource Group, Inc.
8.875% due 05/01/2019		$9,350	7,971
PVH Corp.
7.375% due 05/15/2020		25,945	28,734
Quebecor Media, Inc.
7.750% due 03/15/2016		71,382	73,526
Quicksilver Resources, Inc.
9.125% due 08/15/2019		2,175	2,132
11.750% due 01/01/2016		18,225	19,364
Quiksilver, Inc.
6.875% due 04/15/2015		5,000	5,050
QVC, Inc.
7.125% due 04/15/2017		8,825	9,443
7.375% due 10/15/2020		2,980	3,293
7.500% due 10/01/2019		8,545	9,421
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		15,750	12,718
Rain CII Carbon LLC
8.000% due 12/01/2018		11,900	12,525
Range Resources Corp.
5.000% due 08/15/2022		8,500	8,404
5.750% due 06/01/2021		16,150	17,038
6.750% due 08/01/2020		16,225	17,685
7.250% due 05/01/2018		175	186
7.500% due 10/01/2017		100	106
RBS Global, Inc.
8.500% due 05/01/2018		93,085	100,299
11.750% due 08/01/2016		2,000	2,123
Refresco Group BV
7.375% due 05/15/2018	EUR	6,900	8,489
Regal Cinemas Corp.
8.625% due 07/15/2019		$3,000	3,293
Regency Energy Partners LP
6.500% due 07/15/2021		20,000	21,300
Rexel S.A.
6.125% due 12/15/2019		12,500	12,703
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		6,180	6,427

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 04/15/2019		$29,575	$30,980
7.875% due 08/15/2019		13,075	14,121
8.250% due 02/15/2021		40,775	38,532
8.750% due 10/15/2016		7,000	7,438
8.750% due 10/15/2016	EUR	2,000	2,814
9.000% due 04/15/2019		$33,500	33,165
9.250% due 05/15/2018		45,780	45,894
9.875% due 08/15/2019		50,300	51,494
Rhodia S.A.
6.875% due 09/15/2020		12,035	13,299
Roadhouse Financing, Inc.
10.750% due 10/15/2017		20,510	20,100
Rockies Express Pipeline LLC
5.625% due 04/15/2020		9,050	7,783
6.850% due 07/15/2018		4,000	3,760
Roofing Supply Group LLC
8.625% due 12/01/2017		9,000	9,585
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		15,785	16,890
Sable International Finance Ltd.
8.750% due 02/01/2020		7,650	8,147
Sally Holdings LLC
6.875% due 11/15/2019		9,450	10,112
Samson Investment Co.
9.750% due 02/15/2020		35,000	35,481
SandRidge Energy, Inc.
4.093% due 04/01/2014		3,222	3,208
7.500% due 03/15/2021		56,000	55,440
8.000% due 06/01/2018		1,250	1,281
8.750% due 01/15/2020		1,000	1,040
9.875% due 05/15/2016		455	496
Sappi Papier Holding GmbH
6.625% due 04/15/2018	EUR	3,800	4,865
6.625% due 04/15/2021		$4,400	4,136
Schaeffler Finance BV
7.750% due 02/15/2017		5,050	5,366
7.750% due 02/15/2017	EUR	16,700	23,053
8.500% due 02/15/2019		$19,910	21,353
8.750% due 02/15/2019	EUR	11,950	16,934
Scientific Games Corp.
8.125% due 09/15/2018		$4,750	5,195
Scientific Games International, Inc.
9.250% due 06/15/2019		5,500	6,119
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		6,425	6,794
7.250% due 01/15/2018		3,150	3,410
Sealed Air Corp.
6.875% due 07/15/2033		3,000	2,866
7.875% due 06/15/2017		1,750	1,888
8.125% due 09/15/2019		26,085	28,922
8.375% due 09/15/2021		12,750	14,392
Seneca Gaming Corp.
8.250% due 12/01/2018		7,750	7,963
Sensata Technologies BV
6.500% due 05/15/2019		25,000	26,281
ServiceMaster Co.
8.000% due 02/15/2020		9,250	9,898
Seven Seas Cruises S de RL LLC
9.125% due 05/15/2019		3,950	4,029
Simmons Foods, Inc.
10.500% due 11/01/2017		8,600	8,331
Smithfield Foods, Inc.
7.750% due 07/01/2017		23,262	26,402
10.000% due 07/15/2014		8,216	9,654
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		1,650	1,667

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		$5,600	$5,572
Snoqualmie Entertainment Authority
4.532% due 02/01/2014		10,404	9,832
9.125% due 02/01/2015		4,250	4,287
Sonat, Inc.
7.000% due 02/01/2018		7,109	7,587
Sophia LP
9.750% due 01/15/2019		20,825	22,335
Spectrum Brands, Inc.
6.750% due 03/15/2020 9.500% due 06/15/2018		7,000 53,300	7,096 60,362
SPX Corp.
6.875% due 09/01/2017		13,675	15,042
Steel Dynamics, Inc.
7.375% due 11/01/2012		800	824
7.625% due 03/15/2020		6,000	6,525
7.750% due 04/15/2016		2,275	2,372
STHI Holding Corp.
8.000% due 03/15/2018		24,515	26,108
Styrolution Group GmbH
7.625% due 05/15/2016	EUR	8,850	10,387
Suburban Propane Partners LP
7.375% due 03/15/2020		$3,950	4,217
SunGard Data Systems, Inc.
7.375% due 11/15/2018		35,937	38,363
7.625% due 11/15/2020		28,000	30,030
10.625% due 05/15/2015		22,700	23,906
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	11,000	15,698
Sunrise Communications International S.A.
7.000% due 12/31/2017	CHF	7,750	9,208
7.000% due 12/31/2017	EUR	2,675	3,817
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$13,125	14,536
Taminco Global Chemical Corp.
9.750% due 03/31/2020		14,750	15,414
Targa Resources Partners LP
6.375% due 08/01/2022		5,500	5,610
6.875% due 02/01/2021		17,650	18,444
7.875% due 10/15/2018		500	538
Teck Resources Ltd.
10.250% due 05/15/2016		7,626	8,740
10.750% due 05/15/2019		27,488	34,190
Teleflex, Inc.
6.875% due 06/01/2019		7,650	8,281
Tenet Healthcare Corp.
8.000% due 08/01/2020		22,500	23,287
8.875% due 07/01/2019		13,000	14,625
10.000% due 05/01/2018		8,745	10,057
Tenneco, Inc.
8.125% due 11/15/2015		3,290	3,438
Terex Corp.
8.000% due 11/15/2017		4,500	4,680
Thermon Industries, Inc.
9.500% due 05/01/2017		5,566	6,150
Thompson Creek Metals Co., Inc.
7.375% due 06/01/2018		3,000	2,805
Tomkins LLC
9.000% due 10/01/2018		69,597	77,427
Townsquare Radio LLC
9.000% due 04/01/2019 (b)		4,900	4,851
TransDigm, Inc.
7.750% due 12/15/2018		68,585	74,586
TransUnion Holding Co., Inc.
9.625% due 06/15/2018		24,500	25,909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TransUnion LLC
11.375% due 06/15/2018		$25,595	$30,138
Travelport LLC
9.000% due 03/01/2016		6,250	3,805
TreeHouse Foods, Inc.
7.750% due 03/01/2018		11,650	12,655
Trinidad Drilling Ltd.
7.875% due 01/15/2019		5,425	5,798
Triumph Group, Inc.
8.625% due 07/15/2018		17,625	19,828
TRW Automotive, Inc.
7.250% due 03/15/2017		14,750	16,520
U.S. Foodservice
8.500% due 06/30/2019		24,850	25,285
UAL Pass-Through Trust
9.750% due 07/15/2018		26,883	30,781
United Rentals North America, Inc.
8.375% due 09/15/2020		25,250	26,260
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,800	2,557
Universal City Development Partners Ltd.
10.875% due 11/15/2016		$4,241	5,068
Univision Communications, Inc.
6.875% due 05/15/2019		17,000	17,319
7.875% due 11/01/2020		28,513	30,081
8.500% due 05/15/2021		43,100	42,884
UPC Holding BV
8.000% due 11/01/2016	EUR	7,500	10,403
8.375% due 08/15/2020		27,000	37,405
9.750% due 04/15/2018		10,273	14,592
UPCB Finance Ltd.
6.375% due 07/01/2020		26,500	35,255
6.625% due 07/01/2020		$7,750	7,944
6.875% due 01/15/2022		18,025	18,701
7.250% due 11/15/2021		10,500	11,156
7.625% due 01/15/2020	EUR	27,050	38,241
UR Financing Escrow Corp.
5.750% due 07/15/2018		$6,250	6,414
7.375% due 05/15/2020		21,250	21,781
7.625% due 04/15/2022		38,150	39,294
USG Corp.
7.875% due 03/30/2020 (b)		9,625	9,685
Valeant Pharmaceuticals International
6.500% due 07/15/2016		19,750	20,194
6.750% due 10/01/2017		7,600	7,733
6.750% due 08/15/2021		28,000	27,370
6.875% due 12/01/2018		10,000	10,125
7.000% due 10/01/2020		43,970	43,970
7.250% due 07/15/2022		18,700	18,606
Vanguard Health Holding Co. LLC
7.750% due 02/01/2019		5,750	5,750
8.000% due 02/01/2018		35,150	36,029
Vanguard Health Systems, Inc.
0.000% due 02/01/2016		221	147
Vertellus Specialties, Inc.
9.375% due 10/01/2015		11,450	8,759
Videotron Ltee
5.000% due 07/15/2022		20,000	19,900
9.125% due 04/15/2018		3,775	4,190
Visant Corp.
10.000% due 10/01/2017		17,325	16,264
VWR Funding, Inc.
10.250% due 07/15/2015		35,926	37,363
Warner Chilcott Co. LLC
7.750% due 09/15/2018		79,515	83,292
Whiting Petroleum Corp.
6.500% due 10/01/2018		10,000	10,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Windstream Corp.
7.000% due 03/15/2019		$4,250	$4,356
7.750% due 10/15/2020		26,485	28,471
7.750% due 10/01/2021		14,650	15,749
7.875% due 11/01/2017		6,000	6,645
8.125% due 08/01/2013		2,280	2,440
8.125% due 09/01/2018		1,600	1,720
WMG Acquisition Corp.
9.500% due 06/15/2016		25,255	27,654
Wynn Las Vegas LLC
5.375% due 03/15/2022		21,500	21,016
7.750% due 08/15/2020		36,125	39,873
7.875% due 11/01/2017		4,650	5,092
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	8,600	11,642
YCC Holdings LLC
10.250% due 02/15/2016 (c)		$7,650	7,832
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	32,100	46,344
Ziggo Finance BV
6.125% due 11/15/2017		11,250	15,867

			9,966,430

UTILITIES 7.3%
AES Corp.
7.375% due 07/01/2021		$27,825	30,886
7.750% due 03/01/2014		1,335	1,448
7.750% due 10/15/2015		8,734	9,782
8.000% due 10/15/2017		21,575	24,407
8.000% due 06/01/2020		19,320	22,266
9.750% due 04/15/2016		35,900	42,182
AES Ironwood LLC
8.857% due 11/30/2025		40,282	45,317
AES Red Oak LLC
8.540% due 11/30/2019		22,314	23,765
9.200% due 11/30/2029		3,795	4,099
Calpine Construction Finance Co. LP
8.000% due 06/01/2016		2,000	2,185
Calpine Corp.
7.500% due 02/15/2021		40,379	43,306
7.875% due 07/31/2020		40,500	44,246
7.875% due 01/15/2023		11,000	11,935
Cincinnati Bell Telephone Co. LLC
6.300% due 12/01/2028		2,000	1,610
CMS Energy Corp.
8.750% due 06/15/2019		2,100	2,571
Coffeyville Resources LLC
9.000% due 04/01/2015		3,645	3,918
Covanta Holding Corp.
6.375% due 10/01/2022		6,500	6,634
7.250% due 12/01/2020		8,840	9,553
Energy Future Holdings Corp.
9.750% due 10/15/2019		4,137	4,271
10.000% due 01/15/2020		31,500	34,335
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		3,546	3,661
10.000% due 12/01/2020		21,750	23,816
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		26,100	25,252
Frontier Communications Corp.
6.625% due 03/15/2015		5,725	5,997
7.000% due 11/01/2025		1,650	1,464
7.125% due 03/15/2019		39,995	40,295
7.450% due 07/01/2035		6,144	5,015
7.875% due 04/15/2015		8,975	9,693
7.875% due 01/15/2027		1,875	1,716

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	95

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.125% due 10/01/2018		$2,500	$2,656
8.250% due 05/01/2014		6,125	6,676
8.250% due 04/15/2017		5,000	5,400
8.500% due 04/15/2020		4,875	5,155
9.000% due 08/15/2031		20,060	19,559
GenOn Energy, Inc.
7.875% due 06/15/2017		2,000	1,755
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		30,000	31,800
Linn Energy LLC
6.500% due 05/15/2019		7,750	7,634
7.750% due 02/01/2021		5,000	5,213
8.625% due 04/15/2020		16,700	18,078
MarkWest Energy Partners LP
6.750% due 11/01/2020		6,905	7,492
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		25,075	24,981
Midwest Generation LLC
8.560% due 01/02/2016		37,044	35,284
NGPL PipeCo LLC
6.514% due 12/15/2012		22,250	21,474
7.119% due 12/15/2017		10,851	9,897
NRG Energy, Inc.
7.375% due 01/15/2017		47,380	49,394
7.625% due 01/15/2018		29,680	29,903
7.875% due 05/15/2021		12,500	12,063
8.250% due 09/01/2020		35,750	35,393
NSG Holdings LLC
7.750% due 12/15/2025		29,213	29,505
Penn Virginia Corp.
10.375% due 06/15/2016		6,675	6,575
Qwest Corp.
7.200% due 11/10/2026		10,026	10,151
Sprint Capital Corp.
6.900% due 05/01/2019		102,935	89,553
8.750% due 03/15/2032		38,710	33,387
Sprint Nextel Corp.
6.000% due 12/01/2016		51,170	45,925
7.000% due 03/01/2020		12,500	12,719
8.375% due 08/15/2017		17,830	17,295
9.000% due 11/15/2018		18,000	19,800
Telesat LLC
11.000% due 11/01/2015		37,711	40,445
12.500% due 11/01/2017		6,200	6,960
Tenaska Alabama Partners LP
7.000% due 06/30/2021		24,709	25,976
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018		13,950	15,310
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	9,000	103
1.500% due 05/30/2014		28,000	306
1.850% due 07/28/2014		28,000	306
4.100% due 05/29/2015		3,000	34
4.500% due 03/24/2014	EUR	5,000	6,382
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		$5,000	5,194
7.748% due 02/02/2021		15,200	15,067
VimpelCom Holdings BV
7.504% due 03/01/2022		14,600	14,235
Virgin Media Finance PLC
9.500% due 08/15/2016		13,693	15,507
Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (k)		474	475

			1,226,642

Total Corporate Bonds & Notes (Cost $12,330,763)			12,978,290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
Los Angeles Community Redevelopment Agency, California Revenue Bonds, Series 2002
9.000% due 09/01/2012	$170	$172
9.750% due 09/01/2017	1,160	1,258
9.750% due 09/01/2022	1,375	1,478
9.750% due 09/01/2027	2,170	2,243
9.750% due 09/01/2032	3,480	3,479

		8,630

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,200	249

Total Municipal Bonds & Notes (Cost $8,280)		8,879

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 07/15/2014	200	221

Total U.S. Government Agencies (Cost $217)		221

MORTGAGE-BACKED SECURITIES 0.6%
American Home Mortgage Assets LLC
0.432% due 05/25/2046	2,482	1,385
0.859% due 02/25/2047	1,173	557
American Home Mortgage Investment Trust
2.240% due 09/25/2045	806	637
Banc of America Alternative Loan Trust
0.642% due 05/25/2035	1,544	1,081
Banc of America Funding Corp.
5.244% due 11/20/2035	476	360
Banc of America Mortgage Securities, Inc.
2.999% due 02/25/2036	333	247
BCAP LLC Trust
0.412% due 01/25/2037^	1,400	725
Bear Stearns Adjustable Rate Mortgage Trust
2.715% due 01/25/2035	255	206
5.492% due 02/25/2036	401	247
Bear Stearns Alt-A Trust
2.401% due 01/25/2035	75	60
4.992% due 11/25/2036	6,594	3,994
Citigroup Mortgage Loan Trust, Inc.
2.605% due 07/25/2046^	741	454
2.896% due 03/25/2034	178	161
5.509% due 09/25/2037^	4,768	2,996
Countrywide Alternative Loan Trust
0.412% due 01/25/2037	566	321
0.437% due 12/20/2046	9,183	4,957
0.452% due 03/20/2046	596	318
0.472% due 08/25/2046	1,047	150
0.492% due 09/25/2046	700	66
0.492% due 10/25/2046	360	100
0.502% due 07/25/2035	275	164
0.512% due 05/25/2036	404	73
1.012% due 11/25/2035	696	413
5.046% due 10/25/2035	347	257
5.301% due 10/25/2035^	1,295	865
5.500% due 11/25/2035	6,103	4,807
5.750% due 03/25/2037	468	325
6.500% due 11/25/2037	963	746
6.908% due 07/25/2036 (a)	22,608	5,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.542% due 04/25/2046	$580	$111
2.837% due 03/25/2037^	365	174
2.997% due 02/25/2047	428	229
5.263% due 02/20/2036	477	345
5.319% due 04/20/2036	374	261
5.576% due 09/25/2047	500	331
Credit Suisse Mortgage Capital Certificates
6.000% due 10/25/2021^	57	49
Deutsche ALT-A Securities, Inc.
4.975% due 10/25/2035	335	247
5.869% due 10/25/2036^	556	317
5.886% due 10/25/2036^	556	318
Downey Savings & Loan Association Mortgage Loan Trust
0.492% due 03/19/2045	391	261
0.562% due 07/19/2045	367	55
First Horizon Alternative Mortgage Securities
2.426% due 10/25/2034	89	74
2.583% due 09/25/2035	82	55
6.000% due 05/25/2036	2,352	1,631
Greenpoint Mortgage Funding Trust
0.442% due 10/25/2046	728	201
0.442% due 12/25/2046^	552	152
0.512% due 04/25/2036^	436	67
GSR Mortgage Loan Trust
0.502% due 08/25/2046	638	145
2.630% due 04/25/2035	57	52
2.701% due 01/25/2036	1,051	837
5.750% due 03/25/2036	4,305	3,766
Harborview Mortgage Loan Trust
0.422% due 07/19/2046	2,505	1,466
0.432% due 01/19/2038	324	211
5.242% due 08/19/2036^	445	316
5.750% due 08/19/2036^	4,297	2,533
Impac CMB Trust
0.982% due 11/25/2034	49	42
Indymac Index Mortgage Loan Trust
0.452% due 05/25/2046	315	204
0.512% due 06/25/2037	535	126
2.501% due 08/25/2035	2,485	1,820
4.848% due 09/25/2035	2,309	1,571
5.000% due 06/25/2036	564	455
5.047% due 01/25/2036	345	246
5.063% due 10/25/2035	339	260
Indymac Mortgage Loan Trust
5.519% due 08/25/2036	686	672
JPMorgan Mortgage Trust
6.000% due 08/25/2037	3,229	2,683
Luminent Mortgage Trust
0.412% due 12/25/2036	1,747	1,035
0.422% due 12/25/2036	564	311
MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046	1,044	573
0.542% due 05/25/2047	800	181
0.582% due 05/25/2047	600	47
Merrill Lynch Mortgage-Backed Securities Trust
5.242% due 04/25/2037	995	711
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036	295	244
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	477	420
Residential Accredit Loans, Inc.
0.422% due 06/25/2046	7,304	2,938
0.472% due 05/25/2037	659	170
0.492% due 08/25/2037	1,025	642
5.500% due 02/25/2036^	7,736	4,461

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.642% due 09/25/2035	$385	$265
Residential Asset Securitization Trust
6.000% due 05/25/2037	1,967	1,490
6.250% due 10/25/2036^	1,184	786
Sequoia Mortgage Trust
2.501% due 01/20/2047	488	359
Structured Adjustable Rate Mortgage Loan Trust
2.818% due 03/25/2034	96	93
4.820% due 09/25/2036	700	380
5.117% due 05/25/2036	700	538
5.199% due 11/25/2035	362	242
6.000% due 10/25/2037^	344	153
Structured Asset Mortgage Investments, Inc.
0.452% due 05/25/2046	2,096	1,030
0.462% due 09/25/2047	60,479	24,960
0.492% due 07/19/2035	133	117
0.502% due 05/25/2046^	421	38
0.522% due 02/25/2036	338	190
0.542% due 08/25/2036	900	203
Suntrust Alternative Loan Trust
0.592% due 04/25/2036	5,936	1,863
TBW Mortgage-Backed Pass-Through Certificates
6.015% due 07/25/2037	462	291
WaMu Mortgage Pass-Through Certificates
0.462% due 07/25/2046^	222	29
0.652% due 11/25/2045	557	350
0.652% due 12/25/2045	508	322
0.740% due 11/25/2034	869	652
0.899% due 01/25/2047	1,850	1,043
2.474% due 01/25/2047	676	527
4.480% due 04/25/2037	579	410
5.276% due 02/25/2037	1,720	1,266
5.686% due 10/25/2036	4,575	3,576
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.918% due 04/25/2047	708	80
1.098% due 07/25/2046	119	49

Total Mortgage-Backed Securities (Cost $104,577)		107,570

ASSET-BACKED SECURITIES 0.2%
Argent Securities, Inc.
1.292% due 12/25/2033	4,909	3,698
Carrington Mortgage Loan Trust
0.392% due 08/25/2036	850	292
Countrywide Asset-Backed Certificates
5.689% due 10/25/2046	86	60
Credit-Based Asset Servicing and Securitization LLC
5.514% due 01/25/2037	9,300	3,389
GSAA Trust
0.542% due 05/25/2047	681	418
GSAMP Trust
0.312% due 12/25/2036	132	87
0.392% due 08/25/2036	935	340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
0.472% due 06/25/2046^		$189	$12
0.472% due 08/25/2046^		176	16
0.482% due 09/25/2046^		347	31
0.482% due 11/25/2046		502	85
MASTR Asset-Backed Securities Trust
0.452% due 11/25/2036		2,939	990
Merrill Lynch First Franklin Mortgage Loan Trust
0.362% due 07/25/2037		26,543	15,609
Mid-State Trust
7.791% due 03/15/2038		273	259
Morgan Stanley ABS Capital
0.382% due 05/25/2037		1,555	536
Morgan Stanley Mortgage Loan Trust
0.472% due 02/25/2037		440	184
0.602% due 04/25/2037		554	212
5.750% due 04/25/2037		118	78
6.000% due 07/25/2047		293	208
Novastar Home Equity Loan
0.342% due 03/25/2037		292	287
RAAC Series
0.642% due 06/25/2047		700	327
Residential Asset Securities Corp.
0.392% due 08/25/2036		700	380
Structured Asset Securities Corp.
0.542% due 06/25/2035		14,628	9,866

Total Asset-Backed Securities (Cost $37,952)			37,364

SOVEREIGN ISSUES 0.7%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	205,600	109,766

Total Sovereign Issues (Cost $95,997)			109,766

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (d)		1,180,515	1,677
Local Insight Media Holdings, Inc. (k)		6,323	183

Total Common Stocks (Cost $36,596)			1,860

CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% due 12/31/2049		30,550	34,115

Total Convertible Preferred Securities (Cost $21,785)			34,115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 12/31/2049	$38,500	$32,076
GMAC Capital Trust
8.125% due 02/15/2040	900,000	20,799

Total Preferred Securities (Cost $58,839)		52,875

SHORT-TERM INSTRUMENTS 16.1%

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.050% due 04/02/2012	$33,000	33,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $33,694. Repurchase proceeds are $33,000.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	2,506	2,506
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.125% due 06/15/2013 valued at $2,560. Repurchase proceeds are $2,506.)

		35,506

U.S. TREASURY BILLS 0.1%
0.117% due 05/10/2012 -03/07/2013 (e)(g)(i)	14,636	14,627

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (f) 15.8%
PIMCO Short-Term Floating NAV Portfolio	266,000,506	2,665,591

Total Short-Term Instruments (Cost $2,714,735)		2,715,724

Total Investments 99.3% (Cost $16,098,224)		$16,711,737

Other Assets and Liabilities (Net) 0.7%		113,106

Net Assets 100.0%		$16,824,843

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Non-income producing security.
(e)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	97

Schedule of Investments PIMCO High Yield Fund (Cont.)

(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $7,966 have been pledged as collateral as of March 31, 2012 for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $26,901 at a weighted average interest rate of (0.787%). On March 31, 2012, securities valued at $22,521 were pledged as collateral for reverse repurchase agreements.
(i)	Centrally cleared swap agreements outstanding on March 31, 2012: Securities with an aggregate market value of $6,660 and cash of $15,980 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation
CDX.HY-15 5-Year Index	5.000%	12/20/2015	$	122,657	$1,142	$6,661
CDX.HY-16 5-Year Index	5.000%	06/20/2016		309,188	(118)	18,433

					$1,024	$25,094

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	06/20/2014	1.325%	$	4,100	$338	$(246)	$584
AES Corp.	GST	5.000%	12/20/2013	1.162%		11,250	760	(872)	1,632
AES Corp.	RYL	5.000%	12/20/2014	1.740%		5,000	442	20	422
AES Corp.	UAG	5.000%	12/20/2014	1.740%		5,000	442	20	422
Ally Financial, Inc.	BOA	7.000%	12/20/2012	2.553%		2,500	86	0	86
Ally Financial, Inc.	BOA	5.000%	09/20/2013	3.394%		37,000	914	(9,712)	10,626
Ally Financial, Inc.	DUB	6.350%	12/20/2012	2.553%		3,650	108	0	108
ARAMARK Corp.	CBK	5.000%	03/20/2014	1.248%		5,100	383	(139)	522
Biomet, Inc.	CBK	6.500%	06/20/2014	1.986%		3,000	294	0	294
Biomet, Inc.	JPM	8.000%	03/20/2014	1.874%		4,000	476	0	476
Biomet, Inc.	MYC	3.550%	03/20/2013	1.168%		1,500	36	0	36
Cablevision Systems Corp.	UAG	1.450%	09/20/2013	1.382%		2,600	4	0	4
Celanese Corp.	UAG	1.450%	12/20/2012	0.580%		2,000	14	0	14
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	4.445%		2,900	43	(261)	304
Community Health Systems, Inc.	GST	5.000%	12/20/2013	3.493%		22,500	608	(2,231)	2,839
Community Health Systems, Inc.	JPM	5.000%	12/20/2013	3.493%		3,750	101	(366)	467
CSC Holdings LLC	MYC	3.650%	03/20/2013	1.430%		1,500	34	0	34
El Paso Corp.	GST	5.000%	09/20/2014	1.077%		30,325	2,963	(2,881)	5,844
Ford Motor Co.	UAG	2.490%	12/20/2012	1.104%		1,000	11	0	11
Ford Motor Co.	UAG	2.590%	03/20/2013	1.185%		5,000	72	0	72
GenOn Energy, Inc.	BRC	5.000%	09/20/2014	7.475%		3,800	(199)	(598)	399
GenOn Energy, Inc.	GST	5.000%	09/20/2014	7.475%		2,250	(118)	(394)	276
HCA, Inc.	BOA	4.650%	09/20/2013	2.237%		3,000	110	0	110
HCA, Inc.	CBK	2.000%	09/20/2012	1.166%		4,400	21	0	21
HCA, Inc.	FBF	5.000%	06/20/2014	2.074%		9,600	602	(1,049)	1,651
NRG Energy, Inc.	BOA	5.500%	12/20/2013	3.701%		5,250	167	0	167
NRG Energy, Inc.	FBF	5.000%	12/20/2013	3.701%		3,750	88	(42)	130
NRG Energy, Inc.	GST	4.200%	09/20/2013	3.366%		6,875	93	0	93
NRG Energy, Inc.	JPM	5.380%	12/20/2013	3.701%		4,500	134	0	134
Oshkosh Corp.	UAG	2.100%	12/20/2012	1.026%		2,000	17	0	17
Qwest Capital Funding, Inc.	CBK	3.350%	12/20/2012	0.472%		1,100	24	0	24
Qwest Capital Funding, Inc.	FBF	3.100%	12/20/2012	0.472%		5,000	102	0	102
SLM Corp.	BOA	5.000%	09/20/2014	3.026%		18,650	901	(2,611)	3,512
SLM Corp.	BRC	5.000%	12/20/2013	2.641%		4,250	176	(468)	644
SLM Corp.	DUB	5.000%	06/20/2012	1.554%		9,900	95	(1,287)	1,382
SLM Corp.	DUB	5.000%	09/20/2014	3.026%		2,000	97	(225)	322
SLM Corp.	MYC	5.000%	06/20/2014	2.856%		6,000	285	(1,020)	1,305
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	2.550%		2,000	121	(230)	351
SunGard Data Systems, Inc.	CBK	5.000%	03/20/2014	2.015%		4,000	239	(261)	500
SunGard Data Systems, Inc.	MYC	3.800%	03/20/2013	1.433%		1,500	36	0	36
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	5.926%	JPY	500,000	(65)	(615)	550
TRW Automotive Holdings Corp.	UAG	1.150%	03/20/2013	0.430%	$	2,000	15	0	15

							$11,070	$(25,468)	$36,538

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015	$ 24,250	$264	$864	$(600)
CDX.HY-15 5-Year Index	CBK	5.000%	12/20/2015	48,500	528	(107)	635
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015	38,800	423	1,261	(838)
CDX.HY-15 5-Year Index	FBF	5.000%	12/20/2015	9,652	105	268	(163)
CDX.HY-15 5-Year Index	GST	5.000%	12/20/2015	8,488	93	239	(146)
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	33,829	369	11	358
CDX.HY-15 5-Year Index	MYC	5.000%	12/20/2015	7,687	84	221	(137)
CDX.HY-15 5-Year Index	RYL	5.000%	12/20/2015	72,750	792	(621)	1,413
CDX.HY-15 5-Year Index	UAG	5.000%	12/20/2015	49,519	539	1,950	(1,411)
CDX.HY-16 5-Year Index	DUB	5.000%	06/20/2016	7,275	12	13	(1)
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016	58,928	99	802	(703)
CDX.IG-9 5-Year Index 30-100%	BRC	0.758%	12/20/2012	8,680	50	0	50
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012	11,574	66	0	66

					$3,424	$4,901	$(1,477)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$2,282	$2,301	0.01%
Local Insight Media Holdings, Inc.			11/18/2011	0	184	0.00%
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	07/28/1995 - 01/01/2010	472	475	0.00%

				$2,754	$2,960	0.02%

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	125,593	04/2012	BRC	$0	$(3,255)	$(3,255)
Buy		169,041	04/2012	DUB	0	(873)	(873)
Sell		294,634	04/2012	DUB	7,480	0	7,480
Sell		125,593	06/2012	BRC	3,286	0	3,286
Sell	CAD	10,679	06/2012	BRC	92	0	92
Buy		157	06/2012	BSN	0	(1)	(1)
Sell		157	06/2012	CBK	1	0	1
Sell	CHF	18,423	05/2012	CBK	0	(195)	(195)
Buy	CNY	120,964	10/2012	UAG	90	0	90
Buy		102,077	02/2013	UAG	0	(66)	(66)
Sell	EUR	2,869	04/2012	BPS	0	(58)	(58)
Buy		3,428	04/2012	BRC	44	0	44
Sell		55,281	04/2012	BRC	17	(2,793)	(2,776)
Buy		110,302	04/2012	CBK	1,406	0	1,406
Sell		42,592	04/2012	CBK	0	(2,261)	(2,261)
Buy		42,545	04/2012	DUB	106	0	106
Sell		149,609	04/2012	DUB	0	(7,091)	(7,091)
Buy		42,091	04/2012	FBF	396	0	396
Sell		19,478	04/2012	HUS	0	(370)	(370)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	99

Schedule of Investments PIMCO High Yield Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	38,488	04/2012	JPM	$566	$0	$566
Sell		6,384	04/2012	JPM	0	(13)	(13)
Sell		355	04/2012	MSC	0	(7)	(7)
Sell		21,064	04/2012	RBC	0	(158)	(158)
Buy		121,854	04/2012	UAG	122	0	122
Sell		453,388	04/2012	UAG	0	(7,492)	(7,492)
Sell		110,302	05/2012	CBK	0	(1,401)	(1,401)
Sell		42,545	05/2012	DUB	0	(106)	(106)
Sell		42,091	05/2012	FBF	0	(395)	(395)
Sell		31,339	05/2012	JPM	0	(506)	(506)
Sell		115,199	05/2012	UAG	0	(24)	(24)
Buy		11,685	06/2012	BRC	37	0	37
Buy		289	06/2012	BSN	7	0	7
Sell		1,447	06/2012	CBK	1	0	1
Sell		4,437	06/2012	DUB	0	(30)	(30)
Sell		3,275	06/2012	JPM	0	(16)	(16)
Buy		2,471	06/2012	RBC	64	0	64
Sell		1,168	06/2012	UAG	0	(18)	(18)
Buy	GBP	38,948	04/2012	BRC	755	0	755
Buy		320	04/2012	BSN	9	0	9
Buy		607	04/2012	CBK	20	0	20
Buy		76,253	04/2012	FBF	396	0	396
Sell		116,286	04/2012	FBF	0	(1,761)	(1,761)
Buy		158	04/2012	RBC	5	0	5
Sell		38,948	05/2012	BRC	0	(756)	(756)
Sell		76,253	05/2012	FBF	0	(398)	(398)

					$14,900	$(30,044)	$(15,144)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$665,073	$0	$665,073
Corporate Bonds & Notes
Banking & Finance	0	1,785,218	0	1,785,218
Industrials	4,851	9,921,319	40,260	9,966,430
Utilities	0	1,190,883	35,759	1,226,642
Municipal Bonds & Notes
California	0	8,630	0	8,630
Puerto Rico	0	249	0	249
U.S. Government Agencies	0	221	0	221
Mortgage-Backed Securities	0	107,570	0	107,570
Asset-Backed Securities	0	37,364	0	37,364
Sovereign Issues	0	109,766	0	109,766
Common Stocks
Consumer Discretionary	1,677	0	183	1,860
Convertible Preferred Securities
Banking & Finance	34,115	0	0	34,115
Preferred Securities
Banking & Finance	20,799	32,076	0	52,875

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Repurchase Agreements	$0	$35,506	$0	$35,506
U.S. Treasury Bills	0	14,627	0	14,627
PIMCO Short-Term Floating NAV Portfolios	2,665,591	0	0	2,665,591
	$2,727,033	$13,908,502	$76,202	$16,711,737

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	64,154	0	64,154
Foreign Exchange Contracts	0	14,900	0	14,900
	$0	$79,054	$0	$79,054

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,999)	0	(3,999)
Foreign Exchange Contracts	0	(30,044)	0	(30,044)
	$0	$(34,043)	$0	$(34,043)

Totals	$2,727,033	$13,953,513	$76,202	$16,756,748

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Bank Loan Obligations	$71,429	$0	$(72,000)	$0	$510	$61	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	984	0	0	0	0	(123)	0	(861)	0	0
Industrials	104,612	0	(59,464)	633	(2,768)	(2,753)	0	0	40,260	159
Utilities	51,408	0	(12,720)	(82)	(119)	(2,728)	0	0	35,759	(2,421)
Common Stocks
Consumer Discretionary	0	0	0	0	0	183	0	0	183	183
Convertible Preferred Securities
Banking & Finance	2	0	0	0	0	0	0	(2)	0	0

Totals	$228,435	$0	$(144,184)	$551	$(2,377)	$(5,360)	$0	$(863)	$76,202	$(2,079)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$374	$0	$0	$0	$374
Unrealized appreciation on foreign currency contracts	0	0	0	14,900	0	14,900
Unrealized appreciation on OTC swap agreements	0	39,060	0	0	0	39,060

	$0	$39,434	$0	$14,900	$0	$54,334

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$30,044	$0	$30,044
Unrealized depreciation on OTC swap agreements	0	3,999	0	0	0	3,999

	$0	$3,999	$0	$30,044	$0	$34,043

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on swaps	$0	$31,342	$0	$0	$0	$31,342
Net realized gain on foreign currency transactions	0	0	0	57,029	0	57,029

	$0	$31,342	$0	$57,029	$0	$88,371

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on swaps	$0	$(20,166)	$0	$0	$0	$(20,166)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	24,603	0	24,603

	$0	$(20,166)	$0	$24,603	$0	$4,437

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $25,094 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	101

Schedule of Investments PIMCO High Yield Fund (Cont.)

March 31, 2012

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2,442	$(2,590)	$(148)
BPS	(58)	0	(58)
BRC	(2,425)	2,380	(45)
BSN	15	0	15
CBK	(897)	769	(128)
DUB	287	(1,220)	(933)
FBF	(527)	(440)	(967)
GST	4,399	(4,580)	(181)
HUS	(370)	350	(20)
JPM	1,111	(1,270)	(159)
MSC	(7)	(700)	(707)
MYC	574	(1,185)	(611)
RBC	(89)	0	(89)
RYL	1,234	(1,280)	(46)
UAG	(6,339)	4,467	(1,872)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Yield Spectrum Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.8%
Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		$988	$988
Caesars Entertainment Operating Co., Inc.
5.492% due 01/28/2018		900	814
Cardinal Health, Inc.
4.241% due 09/15/2016		492	488
Clear Channel Communications
3.641% due 07/30/2014		1,500	1,392
First Data Corp.
2.992% due 09/24/2014		1,876	1,811
HCA, Inc.
3.491% due 05/01/2018		500	491
OSI Restaurant Partners LLC
0.294% due 06/14/2013		135	132
2.563% - 4.500% due 06/14/2014		1,824	1,794
Sandridge Energy, Inc.
3.500% due 02/01/2013		3,750	3,750
ServiceMaster Co.
2.510% due 07/24/2014		91	90
2.740% due 07/24/2014		909	901
Texas Competitive Electric Holdings Co. LLC
4.743% due 10/10/2017		1,920	1,072
United Rentals, Inc.
8.875% due 09/15/2012		3,500	3,500
Univision Communications, Inc.
2.244% due 09/29/2014		192	190

Total Bank Loan Obligations (Cost $17,905)			17,413

CORPORATE BONDS & NOTES 80.0%

BANKING & FINANCE 9.7%
ABN AMRO Bank NV
4.310% due 03/29/2049	EUR	1,500	1,535
Ally Financial, Inc.
0.000% due 06/15/2015		$1,250	1,020
6.250% due 12/01/2017		2,000	2,066
6.750% due 12/01/2014		500	526
7.500% due 09/15/2020		1,000	1,084
8.000% due 03/15/2020		2,000	2,230
8.300% due 02/12/2015		500	546
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,064
8.625% due 05/22/2068	GBP	500	796
Boats Investments Netherlands BV
11.000% due 03/31/2017 (b)	EUR	2,037	1,873
BPCE S.A.
4.625% due 07/29/2049		1,500	1,515
5.250% due 07/29/2049		500	527
Burger King Capital Holdings LLC
0.000% due 04/15/2019 (d)		$5,868	4,232
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	1,500	2,181
Cequel Communications Holdings LLC
8.625% due 11/15/2017		$1,500	1,618
Checkout Holding Corp.
0.000% due 11/15/2015		1,500	630
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	500	548
7.589% due 01/29/2049		700	823
8.375% due 10/29/2049		$1,000	935
E*Trade Financial Corp.
6.750% due 06/01/2016		300	308
FCE Bank PLC
5.125% due 11/16/2015	GBP	450	740

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 01/15/2013	EUR	500	$693
9.375% due 01/17/2014		500	736
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$1,000	1,066
5.875% due 08/02/2021		2,500	2,700
6.625% due 08/15/2017		500	555
7.000% due 10/01/2013		1,000	1,069
7.000% due 04/15/2015		750	821
8.000% due 06/01/2014		1,000	1,101
8.000% due 12/15/2016		1,000	1,162
8.700% due 10/01/2014		1,250	1,417
12.000% due 05/15/2015		1,000	1,242
GMAC International Finance BV
7.500% due 04/21/2015	EUR	750	1,030
HBOS PLC
0.676% due 09/06/2017		$1,500	1,112
1.791% due 09/01/2016	EUR	250	263
6.750% due 05/21/2018		$3,000	2,818
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		500	514
ILFC E-Capital Trust
6.250% due 12/21/2065		2,000	1,475
Ineos Finance PLC
9.000% due 05/15/2015		500	533
9.250% due 05/15/2015	EUR	200	282
International Lease Finance Corp.
6.250% due 05/15/2019		$500	494
8.250% due 12/15/2020		250	276
8.750% due 03/15/2017		250	279
ISS A/S
8.875% due 05/15/2016	EUR	1,250	1,709
Jaguar Holding Co.
9.500% due 12/01/2019		$1,500	1,635
KION Finance S.A.
7.875% due 04/15/2018	EUR	5,000	6,518
LBG Capital PLC
6.439% due 05/23/2020		1,500	1,570
7.375% due 03/12/2020		100	110
7.867% due 12/17/2019	GBP	500	684
7.875% due 11/01/2020		$1,500	1,365
8.000% due 12/29/2049		250	217
9.125% due 07/15/2020	GBP	250	357
11.040% due 03/19/2020		1,000	1,642
Marina District Finance Co., Inc.
9.875% due 08/15/2018		$250	226
Masonite International Corp.
8.250% due 04/15/2021		1,500	1,567
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,128
QBE Capital Funding Ltd.
7.250% due 05/24/2041		600	566
Regions Bank
7.500% due 05/15/2018		1,000	1,143
Regions Financial Corp.
7.375% due 12/10/2037		1,275	1,278
Royal Bank of Scotland Group PLC
1.175% due 03/09/2015		500	435
4.350% due 01/23/2017	EUR	500	583
4.700% due 07/03/2018		$750	654
6.934% due 04/09/2018	EUR	1,500	1,883
7.640% due 03/29/2049		$500	345
7.648% due 08/29/2049		1,500	1,279
9.118% due 03/29/2049		250	227
Santander Finance Preferred S.A.U.
11.300% due 07/29/2049	GBP	1,500	2,399
Santander UK PLC
7.950% due 10/26/2029		$1,250	1,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Corp.
6.250% due 01/25/2016		$500	$520
8.000% due 03/25/2020		1,000	1,083
8.450% due 06/15/2018		1,000	1,120
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	1,000	1,148
4.875% due 07/15/2012		$250	243
6.900% due 12/15/2017		1,000	785
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	302
10.500% due 02/15/2019		1,500	2,075
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		$750	709
7.375% due 02/15/2018	EUR	1,250	1,555
11.750% due 07/15/2017		$1,500	1,485
11.750% due 07/15/2017	EUR	250	317
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049		1,000	1,349

			91,920

INDUSTRIALS 64.9%
Affinion Group, Inc.
7.875% due 12/15/2018		$2,000	1,830
Aguila S.A.
7.875% due 01/31/2018		1,250	1,312
7.875% due 01/31/2018	CHF	2,000	2,365
Air Canada
9.250% due 08/01/2015		$250	245
AK Steel Corp.
8.375% due 04/01/2022		500	488
Alere, Inc.
8.625% due 10/01/2018		750	780
Aleris International, Inc.
7.625% due 02/15/2018		4,000	4,205
Alliance Data Systems Corp.
6.375% due 04/01/2020		750	763
Alliance One International, Inc.
10.000% due 07/15/2016		600	606
Allison Transmission, Inc.
7.125% due 05/15/2019		1,500	1,560
11.000% due 11/01/2015		345	365
AMC Networks, Inc.
7.750% due 07/15/2021		500	560
American Tire Distributors, Inc.
9.750% due 06/01/2017		250	271
Ameristar Casinos, Inc.
7.500% due 04/15/2021		2,000	2,107
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		2,000	2,090
Antero Resources Finance Corp.
7.250% due 08/01/2019		1,000	1,035
9.375% due 12/01/2017		250	272
Aptalis Pharma, Inc.
12.750% due 03/01/2016		830	890
ARAMARK Corp.
4.047% due 02/01/2015		250	249
ARAMARK Holdings Corp.
8.625% due 05/01/2016 (b)		1,900	1,952
Arch Coal, Inc.
7.000% due 06/15/2019		1,000	928
7.250% due 06/15/2021		1,150	1,067
ARD Finance S.A.
11.125% due 06/01/2018 (b)		901	858
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	150	213
9.250% due 10/15/2020		4,500	6,122

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	103

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Armored Autogroup, Inc.
9.250% due 11/01/2018		$375	$315
Associated Materials LLC
9.125% due 11/01/2017		2,000	1,955
Avaya, Inc.
7.000% due 04/01/2019		2,500	2,519
9.750% due 11/01/2015		1,500	1,485
Aviation Capital Group Corp.
7.125% due 10/15/2020		1,000	1,006
Bakkavor Finance PLC
8.250% due 02/15/2018	GBP	1,000	1,276
Basic Energy Services, Inc.
7.750% due 02/15/2019		$750	773
Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,500	1,586
BE Aerospace, Inc.
5.250% due 04/01/2022		750	759
6.875% due 10/01/2020		500	550
Berry Plastics Corp.
5.322% due 02/15/2015		250	251
9.500% due 05/15/2018		3,750	3,994
9.750% due 01/15/2021		2,000	2,195
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	2,150	2,674
9.500% due 06/15/2017		1,050	1,250
BI-LO LLC
9.250% due 02/15/2019		$1,500	1,597
Biomet, Inc.
10.000% due 10/15/2017		500	541
10.375% due 10/15/2017 (b)		1,250	1,353
11.625% due 10/15/2017		5,000	5,431
Boardriders S.A.
8.875% due 12/15/2017	EUR	500	670
Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		$375	394
Bombardier, Inc.
6.125% due 05/15/2021	EUR	1,200	1,610
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		$1,500	1,455
Briggs & Stratton Corp.
6.875% due 12/15/2020		500	518
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		500	554
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,127
6.875% due 08/15/2018		500	528
7.500% due 03/15/2020		750	799
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,450	1,486
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (b)		1,500	1,369
Cablevision Systems Corp.
7.750% due 04/15/2018		225	236
8.000% due 04/15/2020		250	266
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		3,500	2,717
11.250% due 06/01/2017		500	548
Calcipar S.A.
6.875% due 05/01/2018		500	510
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	1,030
Carlson Wagonlit BV
6.881% due 05/01/2015	EUR	500	655
Casella Waste Systems, Inc.
7.750% due 02/15/2019		$1,250	1,244

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015		$500	$516
9.750% due 04/15/2017	EUR	2,460	3,297
CCM Merger, Inc.
9.125% due 05/01/2019		$500	508
CCO Holdings LLC
6.500% due 04/30/2021		2,000	2,080
7.000% due 01/15/2019		1,250	1,331
7.250% due 10/30/2017		250	269
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,000	1,070
Cemex Finance LLC
9.625% due 12/14/2017	EUR	1,000	1,284
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$2,000	1,895
Central Garden and Pet Co.
8.250% due 03/01/2018		1,000	1,036
CF Industries, Inc.
6.875% due 05/01/2018		1,000	1,157
7.125% due 05/01/2020		250	298
Chesapeake Energy Corp.
6.625% due 08/15/2020		1,000	1,023
7.250% due 12/15/2018		1,000	1,073
9.500% due 02/15/2015		2,250	2,587
Chesapeake Midstream Partners LP
6.125% due 07/15/2022		500	506
Cirsa Funding Luxembourg S.A.
8.750% due 05/15/2018	EUR	500	647
CityCenter Holdings LLC
7.625% due 01/15/2016		$500	530
10.750% due 01/15/2017 (b)		1,674	1,822
Clear Channel Communications, Inc.
9.000% due 03/01/2021		2,250	2,036
10.750% due 08/01/2016		2,750	2,090
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020		5,000	4,925
9.250% due 12/15/2017		3,000	3,293
CMA CGM S.A.
8.500% due 04/15/2017		1,250	792
8.875% due 04/15/2019	EUR	500	420
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		$1,500	1,357
Codere Finance Luxembourg S.A.
8.250% due 06/15/2015	EUR	1,000	1,330
Columbus McKinnon Corp.
7.875% due 02/01/2019		$125	131
CommScope, Inc.
8.250% due 01/15/2019		2,250	2,407
Community Health Systems, Inc.
8.875% due 07/15/2015		693	719
Concho Resources, Inc.
6.500% due 01/15/2022		1,300	1,378
7.000% due 01/15/2021		100	108
8.625% due 10/01/2017		500	550
Consol Energy, Inc.
6.375% due 03/01/2021		650	624
8.250% due 04/01/2020		3,000	3,150
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	2,545	3,615
7.500% due 09/15/2017		2,000	2,834
8.500% due 07/15/2015		50	74
Continental Resources, Inc.
7.125% due 04/01/2021		$500	558
8.250% due 10/01/2019		250	281
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		1,000	1,033
10.875% due 12/15/2018	EUR	3,500	4,866

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		$1,500	$1,620
CPI International, Inc.
8.000% due 02/15/2018		500	444
Crown Americas LLC
6.250% due 02/01/2021		500	540
CSC Holdings LLC
7.625% due 07/15/2018		3,000	3,360
8.625% due 02/15/2019		1,500	1,732
Cyfrowy Polsat Finance AB
7.125% due 05/20/2018	EUR	1,000	1,360
DaVita, Inc.
6.375% due 11/01/2018		$1,000	1,050
6.625% due 11/01/2020		1,500	1,575
Del Monte Corp.
7.625% due 02/15/2019		4,750	4,750
Denbury Resources, Inc.
8.250% due 02/15/2020		1,000	1,123
DFS Furniture Holdings PLC
9.750% due 07/15/2017	GBP	1,500	2,357
Digicel Group Ltd.
8.875% due 01/15/2015		$500	511
10.500% due 04/15/2018		1,500	1,672
Digicel Ltd.
8.250% due 09/01/2017		2,000	2,135
DISH DBS Corp.
6.750% due 06/01/2021		1,000	1,083
7.125% due 02/01/2016		2,000	2,222
7.875% due 09/01/2019		2,250	2,599
DJO Finance LLC
9.750% due 10/15/2017		2,750	2,062
10.875% due 11/15/2014		750	765
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		1,000	1,050
Dynegy Holdings LLC
7.750% due 06/01/2019^		1,000	663
8.375% due 05/01/2016^		1,000	670
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		1,500	1,667
Edcon Pty. Ltd.
4.126% due 06/15/2014	EUR	1,000	1,180
9.500% due 03/01/2018		$1,000	910
9.500% due 03/01/2018	EUR	250	303
El Paso Corp.
7.750% due 01/15/2032		$1,500	1,712
7.800% due 08/01/2031		2,500	2,848
Eldorado Resorts LLC
8.625% due 06/15/2019		500	478
Elizabeth Arden, Inc.
7.375% due 03/15/2021		500	545
Emergency Medical Services Corp.
8.125% due 06/01/2019		2,000	2,065
EN Germany Holdings BV
10.750% due 11/15/2015	EUR	148	193
Endo Pharmaceuticals Holdings, Inc.
7.000% due 07/15/2019		$500	536
7.000% due 12/15/2020		750	806
Energy Partners Ltd.
8.250% due 02/15/2018		1,700	1,732
Energy Transfer Equity LP
7.500% due 10/15/2020		250	279
Exide Technologies
8.625% due 02/01/2018		1,500	1,264
FGI Holding Co., Inc.
11.250% due 10/01/2015 (b)		561	578
Fiat Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,344

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		$500	$516
Fidelity National Information Services, Inc.
5.000% due 03/15/2022		2,500	2,475
First Data Corp.
7.375% due 06/15/2019		2,000	2,047
8.250% due 01/15/2021		2,500	2,456
10.550% due 09/24/2015		2,308	2,354
12.625% due 01/15/2021		3,000	3,022
First Wind Capital LLC
10.250% due 06/01/2018		2,000	2,020
Florida East Coast Railway Corp.
8.125% due 02/01/2017		500	513
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		1,000	993
6.875% due 02/01/2018		1,000	1,005
6.875% due 04/01/2022		2,500	2,444
7.000% due 11/01/2015		75	77
8.250% due 11/01/2019		1,500	1,582
Foodcorp Pty. Ltd.
8.750% due 03/01/2018	EUR	1,500	1,966
Forest Oil Corp.
7.250% due 06/15/2019		$500	491
Gategroup Finance Luxembourg S.A.
6.750% due 03/01/2019	EUR	2,000	2,681
GCL Holdings S.C.A.
9.375% due 04/15/2018		1,500	1,916
Georgia-Pacific LLC
7.375% due 12/01/2025		$500	611
Graphic Packaging International, Inc.
7.875% due 10/01/2018		250	278
Griffon Corp.
7.125% due 04/01/2018		500	519
Grifols, Inc.
8.250% due 02/01/2018		1,000	1,088
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	783	1,046
4.876% due 09/15/2017		750	973
Hapag-Lloyd AG
9.000% due 10/15/2015 (g)		1,500	2,076
HCA Holdings, Inc.
7.750% due 05/15/2021		$2,000	2,077
HCA, Inc.
6.500% due 02/15/2020		2,000	2,105
7.250% due 09/15/2020		1,500	1,641
7.500% due 02/15/2022		3,250	3,469
7.875% due 02/15/2020		1,000	1,104
8.500% due 04/15/2019		1,000	1,116
Headwaters, Inc.
7.625% due 04/01/2019		1,250	1,222
Health Management Associates, Inc.
7.375% due 01/15/2020		1,500	1,537
HeidelbergCement Finance BV
5.625% due 01/04/2018	EUR	250	346
7.500% due 04/03/2020		1,500	2,131
Hertz Corp.
6.750% due 04/15/2019		$2,000	2,080
7.375% due 01/15/2021		750	803
7.500% due 10/15/2018		500	533
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		2,750	2,860
9.000% due 11/15/2020		5,000	4,675
Host Hotels & Resorts LP
5.250% due 03/15/2022		2,750	2,750
6.000% due 11/01/2020		500	533
9.000% due 05/15/2017		1,000	1,111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		$500	$525
7.625% due 06/15/2021		500	539
Huntington Ingalls Industries, Inc.
7.125% due 03/15/2021		300	323
Huntsman International LLC
8.625% due 03/15/2020		500	561
8.625% due 03/15/2021		1,250	1,409
Hyva Global BV
8.625% due 03/24/2016		1,000	868
IASIS Healthcare LLC
8.375% due 05/15/2019		3,250	3,177
Immucor, Inc.
11.125% due 08/15/2019		1,500	1,674
Inaer Aviation Finance Ltd.
9.500% due 08/01/2017	EUR	3,000	3,641
Ineos Group Holdings Ltd.
7.875% due 02/15/2016		6,500	7,715
8.500% due 02/15/2016		$1,000	950
Inergy LP
6.875% due 08/01/2021		183	177
7.000% due 10/01/2018		500	490
Insight Communications Co., Inc.
9.375% due 07/15/2018		162	186
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		2,000	2,112
7.250% due 10/15/2020		2,000	2,107
7.500% due 04/01/2021		1,000	1,056
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		1,500	1,564
11.500% due 02/04/2017 (b)		6,078	6,322
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,702
Intergen NV
9.000% due 06/30/2017		1,000	1,058
inVentiv Health, Inc.
10.000% due 08/15/2018		625	566
ISS A/S
11.000% due 06/15/2014	EUR	1,000	1,421
J. Crew Group, Inc.
8.125% due 03/01/2019		$2,500	2,556
Jaguar Land Rover PLC
8.125% due 05/15/2018	GBP	1,000	1,644
Jarden Corp.
7.500% due 01/15/2020	EUR	1,000	1,387
JBS USA LLC
7.250% due 06/01/2021		$500	486
JMC Steel Group
8.250% due 03/15/2018		2,000	2,090
Kabel BW GmbH
7.500% due 03/15/2019		250	271
7.500% due 03/15/2019	EUR	750	1,070
Kabel BW Musketeer GmbH
9.500% due 03/15/2021		4,000	5,802
Kerling PLC
10.625% due 02/01/2017		450	600
Kindred Healthcare, Inc.
8.250% due 06/01/2019		$600	526
Kinove German Bondco GmbH
9.625% due 06/15/2018		750	784
10.000% due 06/15/2018	EUR	750	1,050
Kraton Polymers LLC
6.750% due 03/01/2019		$1,250	1,297
Labco S.A.S.
8.500% due 01/15/2018	EUR	500	597
Laredo Petroleum, Inc.
9.500% due 02/15/2019		$1,000	1,118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lawson Software, Inc.
9.375% due 04/01/2019 (a)		$3,750	$3,891
Levi Strauss & Co.
7.625% due 05/15/2020		500	531
7.750% due 05/15/2018	EUR	1,000	1,372
Limited Brands, Inc.
6.625% due 04/01/2021		$675	735
LIN Television Corp.
8.375% due 04/15/2018		500	526
Live Nation Entertainment, Inc.
8.125% due 05/15/2018		2,000	2,140
Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016		500	512
Lyondell Chemical Co.
8.000% due 11/01/2017		251	283
8.000% due 11/01/2017	EUR	136	203
11.000% due 05/01/2018		$998	1,108
LyondellBasell Industries NV
5.750% due 04/15/2024 (a)		2,000	2,000
Manitowoc Co., Inc.
8.500% due 11/01/2020		1,000	1,105
Matterhorn Mobile S.A.
6.750% due 05/15/2019	CHF	750	860
McClatchy Co.
11.500% due 02/15/2017		$1,250	1,334
MGM Resorts International
5.875% due 02/27/2014		500	518
6.625% due 07/15/2015		1,750	1,807
7.500% due 06/01/2016		1,750	1,811
7.625% due 01/15/2017		3,750	3,891
7.750% due 03/15/2022		2,000	2,040
8.625% due 02/01/2019		750	808
9.000% due 03/15/2020		1,750	1,956
10.000% due 11/01/2016		750	844
10.375% due 05/15/2014		1,000	1,139
11.125% due 11/15/2017		1,500	1,704
Michael Foods, Inc.
9.750% due 07/15/2018		4,000	4,415
Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,605
11.375% due 11/01/2016		500	534
Momentive Performance Materials, Inc.
9.000% due 01/15/2021		1,750	1,540
Mongolian Mining Corp.
8.875% due 03/29/2017		2,250	2,237
Monitronics International, Inc.
9.125% due 04/01/2020		500	509
Mueller Water Products, Inc.
8.750% due 09/01/2020		250	281
Multiplan, Inc.
9.875% due 09/01/2018		1,500	1,627
Mylan, Inc.
6.000% due 11/15/2018		1,500	1,575
7.625% due 07/15/2017		250	276
7.875% due 07/15/2020		500	560
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	2,100	2,605
NBTY, Inc.
9.000% due 10/01/2018		$1,500	1,659
Nexeo Solutions LLC
8.375% due 03/01/2018		1,250	1,244
NFR Energy LLC
9.750% due 02/15/2017		500	433
Nielsen Finance LLC
7.750% due 10/15/2018		850	941
11.500% due 05/01/2016		1,000	1,157

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	105

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Noranda Aluminum Acquisition Corp.
4.659% due 05/15/2015		$2,059	$1,997
Novasep Holding S.A.S.
9.625% due 12/15/2016^	EUR	2,000	1,334
Novelis, Inc.
8.375% due 12/15/2017		$2,000	2,180
8.750% due 12/15/2020		1,500	1,650
NXP BV
3.995% due 10/15/2013	EUR	280	370
Oasis Petroleum, Inc.
6.500% due 11/01/2021		$2,000	2,020
Obrascon Huarte Lain S.A.
7.375% due 04/28/2015	EUR	750	1,054
OGX Austria GmbH
8.375% due 04/01/2022		$2,000	2,025
8.500% due 06/01/2018		1,500	1,566
OI European Group BV
6.750% due 09/15/2020	EUR	250	354
Ono Finance PLC
11.125% due 07/15/2019		1,100	1,309
OSI Restaurant Partners LLC
10.000% due 06/15/2015		$1,946	2,024
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		2,849	3,063
Pactiv Corp.
7.950% due 12/15/2025		2,000	1,610
8.375% due 04/15/2027		250	201
Peabody Energy Corp.
6.000% due 11/15/2018		750	739
6.250% due 11/15/2021		2,500	2,462
6.500% due 09/15/2020		1,000	1,005
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		3,000	3,307
PetroBakken Energy Ltd.
8.625% due 02/01/2020		2,000	2,090
Petrohawk Energy Corp.
6.250% due 06/01/2019		375	427
7.250% due 08/15/2018		2,000	2,297
Picard Bondco S.A.
9.000% due 10/01/2018	EUR	975	1,414
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		$2,500	2,506
Pinnacle Entertainment, Inc.
7.750% due 04/01/2022		1,000	1,050
8.750% due 05/15/2020		1,350	1,482
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,250	2,452
10.625% due 04/01/2017		750	795
Plains Exploration & Production Co.
6.625% due 05/01/2021		1,500	1,597
6.750% due 02/01/2022		750	788
7.625% due 06/01/2018		500	534
7.625% due 04/01/2020		1,000	1,095
Ply Gem Industries, Inc.
8.250% due 02/15/2018		1,250	1,264
Polymer Group, Inc.
7.750% due 02/01/2019		1,000	1,058
Polypore International, Inc.
7.500% due 11/15/2017		450	477
Post Holdings, Inc.
7.375% due 02/15/2022		400	420
Pregis Corp.
6.245% due 04/15/2013	EUR	112	148
Priory Group PLC
7.000% due 02/15/2018	GBP	550	847
8.875% due 02/15/2019		1,000	1,440

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Production Resource Group, Inc.
8.875% due 05/01/2019		$925	$789
PVH Corp.
7.375% due 05/15/2020		1,500	1,661
Quebecor Media, Inc.
7.750% due 03/15/2016		3,000	3,090
Quiksilver, Inc.
6.875% due 04/15/2015		1,500	1,515
QVC, Inc.
7.375% due 10/15/2020		500	553
7.500% due 10/01/2019		250	276
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		1,500	1,211
Rain CII Carbon LLC
8.000% due 12/01/2018		100	105
Range Resources Corp.
5.000% due 08/15/2022		1,500	1,483
5.750% due 06/01/2021		750	791
6.750% due 08/01/2020		320	349
RBS Global, Inc.
8.500% due 05/01/2018		5,000	5,387
11.750% due 08/01/2016		250	265
Refresco Group BV
7.375% due 05/15/2018	EUR	650	800
Regal Entertainment Group
9.125% due 08/15/2018		$750	825
Regency Energy Partners LP
6.875% due 12/01/2018		175	186
Rexel S.A.
6.125% due 12/15/2019		1,250	1,270
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		150	156
7.125% due 04/15/2019		1,000	1,048
8.250% due 02/15/2021		4,000	3,780
9.000% due 04/15/2019		3,000	2,970
9.250% due 05/15/2018		1,000	1,003
9.875% due 08/15/2019		1,000	1,024
Rhodia S.A.
6.875% due 09/15/2020		250	276
Roadhouse Financing, Inc.
10.750% due 10/15/2017		2,250	2,205
Rockies Express Pipeline LLC
5.625% due 04/15/2020		3,000	2,580
Roofing Supply Group LLC
8.625% due 12/01/2017		1,350	1,438
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		750	803
10.250% due 11/15/2019		500	563
Sally Holdings LLC
6.875% due 11/15/2019		450	482
Samson Investment Co.
9.750% due 02/15/2020		2,500	2,534
SandRidge Energy, Inc.
7.500% due 03/15/2021		1,250	1,237
8.000% due 06/01/2018		1,000	1,025
8.750% due 01/15/2020		1,000	1,040
Sappi Papier Holding GmbH
6.625% due 04/15/2018	EUR	750	960
Schaeffler Finance BV
7.750% due 02/15/2017		$1,000	1,063
7.750% due 02/15/2017	EUR	2,500	3,451
8.750% due 02/15/2019		2,250	3,188
Scientific Games International, Inc.
9.250% due 06/15/2019		$1,000	1,113
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		250	264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sealed Air Corp.
8.125% due 09/15/2019		$1,250	$1,386
8.375% due 09/15/2021		500	564
Sealy Mattress Co.
8.250% due 06/15/2014		500	493
10.875% due 04/15/2016		702	763
Seneca Gaming Corp.
8.250% due 12/01/2018		250	257
Sensata Technologies BV
6.500% due 05/15/2019		1,000	1,051
ServiceMaster Co.
8.000% due 02/15/2020		750	803
Seven Seas Cruises S de RL LLC
9.125% due 05/15/2019		250	255
Simmons Foods, Inc.
10.500% due 11/01/2017		500	484
Smithfield Foods, Inc.
7.750% due 07/01/2017		1,000	1,135
Snoqualmie Entertainment Authority
4.532% due 02/01/2014		2,000	1,890
9.125% due 02/01/2015		500	504
Sophia LP
9.750% due 01/15/2019		4,000	4,290
Spectrum Brands, Inc.
6.750% due 03/15/2020		500	507
9.500% due 06/15/2018		1,500	1,699
STHI Holding Corp.
8.000% due 03/15/2018		1,500	1,597
Styrolution Group GmbH
7.625% due 05/15/2016	EUR	1,500	1,760
SunGard Data Systems, Inc.
7.375% due 11/15/2018		$2,000	2,135
7.625% due 11/15/2020		1,000	1,073
10.625% due 05/15/2015		500	527
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	3,000	4,281
Sunrise Communications International S.A.
7.000% due 12/31/2017		100	143
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$750	831
Taminco Global Chemical Corp.
9.750% due 03/31/2020		1,000	1,045
Targa Resources Partners LP
6.375% due 08/01/2022		500	510
6.875% due 02/01/2021		1,000	1,045
Telenet Finance Luxembourg S.C.A.
6.375% due 11/15/2020	EUR	750	1,020
Tenet Healthcare Corp.
8.000% due 08/01/2020		$2,500	2,587
10.000% due 05/01/2018		250	288
Terex Corp.
6.500% due 04/01/2020		2,250	2,272
Thermon Industries, Inc.
9.500% due 05/01/2017		171	189
Tomkins LLC
9.000% due 10/01/2018		4,500	5,006
Townsquare Radio LLC
9.000% due 04/01/2019 (a)		4,500	4,455
TransDigm, Inc.
7.750% due 12/15/2018		2,500	2,719
TransUnion Holding Co., Inc.
9.625% due 06/15/2018		3,000	3,172
TransUnion LLC
11.375% due 06/15/2018		1,500	1,766
Travelport LLC
9.000% due 03/01/2016		750	457
9.875% due 09/01/2014		500	319

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Triumph Group, Inc.
8.625% due 07/15/2018		$500	$563
U.S. Foodservice
8.500% due 06/30/2019		4,000	4,070
United Rentals North America, Inc.
8.375% due 09/15/2020		2,000	2,080
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,000	1,420
Universal Health Services, Inc.
7.000% due 10/01/2018		$500	538
Univision Communications, Inc.
6.875% due 05/15/2019		2,000	2,037
7.875% due 11/01/2020		1,500	1,582
8.500% due 05/15/2021		3,000	2,985
UPC Holding BV
8.375% due 08/15/2020	EUR	4,000	5,542
UPCB Finance Ltd.
6.375% due 07/01/2020		1,000	1,330
6.625% due 07/01/2020		$2,250	2,306
6.875% due 01/15/2022		750	778
7.625% due 01/15/2020	EUR	1,000	1,414
UR Financing Escrow Corp.
5.750% due 07/15/2018		$250	257
7.375% due 05/15/2020		1,000	1,025
7.625% due 04/15/2022		1,750	1,802
USG Corp.
7.875% due 03/30/2020 (a)		1,000	1,006
8.375% due 10/15/2018		500	515
Valeant Pharmaceuticals International
6.500% due 07/15/2016		750	767
6.750% due 10/01/2017		250	254
6.750% due 08/15/2021		1,500	1,466
6.875% due 12/01/2018		750	759
7.000% due 10/01/2020		2,500	2,500
7.250% due 07/15/2022		1,500	1,492
Vanguard Health Holding Co. LLC
7.750% due 02/01/2019		1,750	1,750
8.000% due 02/01/2018		1,250	1,281
Vanguard Health Systems, Inc.
0.000% due 02/01/2016		17	11
Vertellus Specialties, Inc.
9.375% due 10/01/2015		1,500	1,148
Visant Corp.
10.000% due 10/01/2017		1,000	939
VWR Funding, Inc.
10.250% due 07/15/2015		3,000	3,120
Warner Chilcott Co. LLC
7.750% due 09/15/2018		4,000	4,190
Welltec A/S
8.000% due 02/01/2019		2,500	2,412
Whiting Petroleum Corp.
6.500% due 10/01/2018		300	321
Windstream Corp.
7.000% due 03/15/2019		500	513
7.750% due 10/15/2020		500	538
7.750% due 10/01/2021		500	538
7.875% due 11/01/2017		1,000	1,108
Wynn Las Vegas LLC
5.375% due 03/15/2022		3,000	2,932
7.750% due 08/15/2020		2,000	2,207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	1,000	$1,354
YCC Holdings LLC
10.250% due 02/15/2016 (b)		$1,000	1,024
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	3,000	4,331
Ziggo Finance BV
6.125% due 11/15/2017		225	317

			616,631

UTILITIES 5.4%
AES Corp.
7.375% due 07/01/2021		$2,750	3,052
8.000% due 10/15/2017		1,500	1,697
8.000% due 06/01/2020		2,000	2,305
Calpine Corp.
7.500% due 02/15/2021		2,000	2,145
7.875% due 07/31/2020		750	819
7.875% due 01/15/2023		1,000	1,085
Covanta Holding Corp.
6.375% due 10/01/2022		1,500	1,531
7.250% due 12/01/2020		100	108
Edison Mission Energy
7.000% due 05/15/2017		2,750	1,746
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,250	3,542
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		250	258
10.000% due 12/01/2020		2,000	2,190
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		1,000	968
Frontier Communications Corp.
7.125% due 03/15/2019		1,506	1,517
7.875% due 04/15/2015		500	540
8.125% due 10/01/2018		1,500	1,594
Linn Energy LLC
6.500% due 05/15/2019		1,000	985
7.750% due 02/01/2021		625	652
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		1,500	1,494
Midwest Generation LLC
8.560% due 01/02/2016		124	118
NGPL PipeCo LLC
7.119% due 12/15/2017		1,500	1,368
NRG Energy, Inc.
7.375% due 01/15/2017		500	521
7.625% due 01/15/2018		2,000	2,015
7.875% due 05/15/2021		750	724
8.250% due 09/01/2020		1,500	1,485
8.500% due 06/15/2019		1,000	1,013
Sprint Capital Corp.
6.900% due 05/01/2019		5,300	4,611
8.750% due 03/15/2032		2,000	1,725
Sprint Nextel Corp.
6.000% due 12/01/2016		1,500	1,346
7.000% due 03/01/2020		1,000	1,017
8.375% due 08/15/2017		1,500	1,455
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,500	1,915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	$2,200	$2,181
VimpelCom Holdings BV
7.504% due 03/01/2022	1,250	1,219

		50,941

Total Corporate Bonds & Notes (Cost $762,883)		759,492

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Hologic, Inc.
2.000% due 12/15/2037	1,000	999

Total Convertible Bonds & Notes (Cost $974)		999

	SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 12/31/2049	2,000	1,666
GMAC Capital Trust
8.125% due 02/15/2040	40,000	925

Total Preferred Securities (Cost $2,881)		2,591

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.0%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/02/2012	$616	616

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $633. Repurchase proceeds are $616.)

U.S. TREASURY BILLS 0.2%
0.162% due 09/13/2012 - 03/07/2013 (c)(f)	1,800	1,798

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (e) 14.7%
PIMCO Short-Term Floating NAV Portfolio	13,925,424	139,547

Total Short-Term Instruments (Cost $141,964)		141,961

Total Investments 97.2% (Cost $926,607)		$922,456

Other Assets and Liabilities (Net) 2.8%		27,022

Net Assets 100.0%		$949,478

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	107

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Security becomes interest bearing at a future date.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $1,798 have been pledged as collateral as of March 31, 2012 for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $1,289 at a weighted average interest rate of (3.667%). On March 31, 2012, securities valued at $2,076 were pledged as collateral for reverse repurchase agreements.
(h)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-15 5-Year Index	CBK	5.000%	12/20/2015	$	9,700	$106	$358	$(252)
CDX.HY-16 5-Year Index	BRC	5.000%	06/20/2016		14,308	24	391	(367)
CDX.HY-16 5-Year Index	DUB	5.000%	06/20/2016		485	1	2	(1)

						$131	$751	$(620)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CHF	2,699	05/2012	CBK	$0	$(28)	$(28)
Buy	EUR	3,601	04/2012	BRC	38	(7)	31
Sell		16,158	04/2012	BRC	0	(356)	(356)
Buy		2,439	04/2012	CBK	25	0	25
Sell		11,587	04/2012	CBK	7	(168)	(161)
Sell		876	04/2012	DUB	0	(2)	(2)
Buy		616	04/2012	FBF	17	0	17
Sell		1,529	04/2012	FBF	0	0	0
Sell		2,439	04/2012	HUS	0	(22)	(22)
Sell		797	04/2012	RBC	0	(21)	(21)
Buy		699	04/2012	UAG	10	0	10
Sell		79,269	04/2012	UAG	0	(1,492)	(1,492)
Sell		2,439	05/2012	CBK	0	(25)	(25)
Sell	GBP	1,461	04/2012	MSC	0	(2)	(2)
Buy		240	06/2012	BRC	8	0	8
Sell		1,310	06/2012	BRC	0	(18)	(18)
Sell		9,029	06/2012	UAG	0	(201)	(201)

					$105	$(2,342)	$(2,237)

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$17,413	$0	$17,413
Corporate Bonds & Notes
Banking & Finance	0	90,571	1,349	91,920
Industrials	4,455	612,176	0	616,631
Utilities	0	50,824	117	50,941
Convertible Bonds & Notes
Industrials	0	999	0	999
Preferred Securities
Banking & Finance	925	1,666	0	2,591
Short-Term Instruments
Repurchase Agreements	0	616	0	616
U.S. Treasury Bills	0	1,798	0	1,798
PIMCO Short-Term Floating NAV Portfolios	139,547	0	0	139,547
	$144,927	$776,063	$1,466	$922,456

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$105	$0	$105

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(620)	0	(620)
Foreign Exchange Contracts	0	(2,342)	0	(2,342)
	$0	$(2,962)	$0	$(2,962)

Totals	$144,927	$773,206	$1,466	$919,599

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Bank Loan Obligations	$4,217	$0	$(4,250)	$0	$29	$4	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	0	1,332	0	0	0	17	0	0	1,349	17
Utilities	161	0	(34)	0	0	(10)	0	0	117	(9)

Totals	$4,378	$1,332	$(4,284)	$0	$29	$11	$0	$0	$1,466	$8

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$105	$0	$105

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$2,342	$0	$2,342
Unrealized depreciation on OTC swap agreements	0	620	0	0	0	620

	$0	$620	$0	$2,342	$0	$2,962

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	109

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on swaps	$0	$717	$0	$0	$0	$717
Net realized gain on foreign currency transactions	0	0	0	6,513	0	6,513

	$0	$717	$0	$6,513	$0	$7,230

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on swaps	$0	$(766)	$0	$0	$0	$(766)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	132	0	132

	$0	$(766)	$0	$132	$0	$(634)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(l)	Collateral Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
BRC	$(311)	$260	$(51)
CBK	(83)	0	(83)
DUB	(1)	0	(1)
FBF	17	0	17
HUS	(22)	0	(22)
MSC	(2)	0	(2)
RBC	(21)	0	(21)
UAG	(1,683)	1,538	(145)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Fund

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 5.2%
AES Corp.
4.250% due 05/27/2018	$2,970	$2,977
Bausch & Lomb, Inc.
3.491% due 04/24/2015	814	814
3.491% - 3.720% due 04/24/2015	3,328	3,327
CCM Merger, Inc.
7.000% due 03/01/2017	1,892	1,902
Chrysler Group LLC
6.000% due 05/24/2017	9,925	10,099
Colfax Corp.
4.500% due 01/13/2019	2,494	2,500
Community Health Systems, Inc.
2.491% - 2.739% due 07/25/2014	11,169	11,041
Del Monte Foods Co.
4.500% due 02/16/2018	6,203	6,195
Delos Aircraft, Inc.
7.000% due 03/17/2016	11,300	11,370
Emergency Medical Services Corp.
5.250% due 05/25/2018	6,962	6,978
First Data Corp.
2.992% due 09/24/2014	8,448	8,154
HCA, Inc.
2.491% due 11/17/2013	30,000	29,914
2.741% due 05/02/2016	9,500	9,272
Health Management Associates, Inc.
4.500% due 11/18/2018	2,992	2,973
Hertz Corp.
3.750% due 03/11/2018	5,442	5,434
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018	9,925	9,989
iStar Financial, Inc.
5.000% due 06/28/2013	4,392	4,393
Kinetic Concepts, Inc.
7.000% due 05/04/2018	4,988	5,094
Novelis, Inc.
4.000% due 03/10/2017	2,963	2,960
Petroleum Export Ltd.
3.474% due 12/20/2012	2,812	2,785
Pharmaceutical Product Development, Inc.
6.250% due 12/05/2018	2,494	2,527
Quintiles Transnational Corp.
5.000% due 06/08/2018	11,662	11,706
Rexnord Corp.
5.000% due 04/01/2018	2,500	2,504
Reynolds Group Holdings Ltd.
6.500% due 02/09/2018	4,652	4,717
6.500% due 08/09/2018	14,764	14,970
Sealed Air Corp.
4.750% due 10/03/2018	3,940	3,990
Springleaf Finance Corp.
5.500% due 05/10/2017	212,700	196,349
Syniverse Holdings, Inc.
5.250% due 12/21/2017	988	993
Texas Competitive Electric Holdings Co. LLC
4.743% due 10/10/2017	2,870	1,603
Transdigm, Inc.
4.000% due 02/14/2017	14,912	14,942
United Rentals, Inc.
8.875% due 09/15/2012	2,050	2,050
Univision Communications, Inc.
2.244% due 09/29/2014	8,685	8,580
Valeant Pharmaceuticals International
3.750% due 02/13/2019	3,000	2,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Warner Chilcott Co. LLC
4.250% due 03/15/2018		$990	$990
Yankee Candle Co., Inc.
5.250% due 03/02/2019		4,500	4,523

Total Bank Loan Obligations (Cost $404,742)			411,595

CORPORATE BONDS & NOTES 23.9%

BANKING & FINANCE 13.6%
Abbey National Treasury Services PLC
2.137% due 04/25/2014 (j)		12,000	11,654
4.000% due 04/27/2016		10,000	9,929
ABN AMRO Bank NV
2.323% due 01/30/2014		15,000	15,046
ABN AMRO North American Holding Preferred Capital Repackage Trust
6.523% due 12/29/2049		3,000	2,475
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		13,000	12,746
Ally Financial, Inc.
0.000% due 12/01/2012		300	291
3.874% due 06/20/2014		4,500	4,411
5.500% due 02/15/2017		5,000	5,010
6.000% due 03/15/2019		1,190	1,096
6.200% due 03/15/2016		2,652	2,580
6.625% due 05/15/2012		2,875	2,898
6.750% due 12/01/2014		400	417
6.875% due 08/28/2012		11,500	11,730
7.000% due 07/15/2012		2,000	2,000
7.000% due 05/15/2018		2,380	2,320
7.100% due 01/15/2013		3,000	3,001
7.250% due 09/15/2017		1,778	1,758
7.500% due 12/31/2013		5,000	5,325
7.500% due 11/15/2016		2,040	2,025
8.000% due 03/15/2020		5,000	5,575
American International Group, Inc.
3.750% due 11/30/2013		20,000	20,239
4.250% due 05/15/2013		500	512
5.000% due 06/26/2017	EUR	500	678
6.765% due 11/15/2017	GBP	7,070	12,380
8.625% due 05/22/2068		500	796
Banco do Brasil S.A.
3.359% due 07/02/2014		$1,000	992
4.500% due 01/20/2016 (j)	EUR	6,000	8,294
6.000% due 01/22/2020		$4,000	4,510
Banco Santander Brasil S.A.
2.574% due 03/18/2014 (j)		15,000	14,735
Banco Votorantim S.A.
5.250% due 02/11/2016		20,000	20,830
Bank of America Corp.
6.000% due 09/01/2017		500	545
Barclays Bank PLC
14.000% due 11/29/2049	GBP	4,000	7,870
BBVA Bancomer S.A.
4.500% due 03/10/2016		$5,000	5,175
Bear Stearns Cos. LLC
6.950% due 08/10/2012		137	140
BioMed Realty LP
6.125% due 04/15/2020		2,000	2,232
BNP Paribas S.A.
7.195% due 06/29/2049		2,025	1,817
Cantor Fitzgerald LP
6.375% due 06/26/2015		7,000	7,089
7.875% due 10/15/2019		2,000	1,995
CIT Group, Inc.
5.250% due 04/01/2014		17,800	18,267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Capital
8.300% due 12/21/2077		$1,000	$1,012
Citigroup, Inc.
2.027% due 01/13/2014		29,000	28,843
2.510% due 08/13/2013		5,000	5,017
4.587% due 12/15/2015		5,000	5,270
6.000% due 08/15/2017		500	556
6.500% due 08/19/2013		5,000	5,291
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	8,450	9,258
DBS Bank Ltd.
0.718% due 05/16/2017		$13,000	12,967
Eksportfinans ASA
0.783% due 04/05/2013		1,150	1,108
0.890% due 06/16/2015	JPY	100,000	1,035
1.600% due 03/20/2014		51,000	574
1.875% due 04/02/2013		$4,405	4,296
2.000% due 09/15/2015		12,000	10,656
2.375% due 05/25/2016		19,800	17,466
3.000% due 11/17/2014		22,650	21,471
5.500% due 05/25/2016		1,900	1,861
EuroCredit CDO BV
1.784% due 10/04/2013 (n)	EUR	1,863	2,485
Export-Import Bank of Korea
4.000% due 01/29/2021		$3,000	2,966
FCE Bank PLC
7.125% due 01/15/2013	EUR	1,600	2,217
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		$2,000	2,218
7.500% due 08/01/2012		3,600	3,655
8.000% due 06/01/2014		8,000	8,810
8.700% due 10/01/2014		4,517	5,119
12.000% due 05/15/2015		12,000	14,910
GMAC International Finance BV
7.500% due 04/21/2015	EUR	3,500	4,808
Goldman Sachs Group, Inc.
1.492% due 01/30/2017 (j)		10,000	11,893
6.250% due 09/01/2017		$500	549
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		4,000	4,146
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		6,500	6,863
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		5,000	5,125
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		175	180
Hospitality Properties Trust
5.125% due 02/15/2015		2,000	2,091
6.300% due 06/15/2016		10,000	10,897
6.700% due 01/15/2018		12,000	13,381
7.875% due 08/15/2014		2,000	2,194
HSBC Finance Corp.
6.676% due 01/15/2021		20,000	21,377
ICICI Bank Ltd.
5.750% due 11/16/2020		19,700	19,440
Ineos Finance PLC
8.375% due 02/15/2019		200	212
9.000% due 05/15/2015		900	960
ING Bank NV
1.524% due 03/15/2013		50,000	50,031
International Lease Finance Corp.
5.625% due 09/20/2013		500	508
5.750% due 05/15/2016		3,800	3,798
5.875% due 05/01/2013		3,950	4,059
6.250% due 05/15/2019		2,600	2,566
6.500% due 09/01/2014		33,900	35,976
6.750% due 09/01/2016		4,000	4,305

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	111

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 09/01/2018		$27,100	$29,674
8.750% due 03/15/2017		1,500	1,673
Jaguar Holding Co.
9.500% due 12/01/2019		500	545
Kilroy Realty LP
4.800% due 07/15/2018		11,000	11,441
5.000% due 11/03/2015		22,000	23,517
Lloyds TSB Bank PLC
6.375% due 01/21/2021 (j)		33,000	35,470
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014 (j)	EUR	5,000	6,337
1.398% due 01/31/2014 (j)		7,000	8,935
1.645% due 07/22/2014 (j)		7,000	8,870
5.450% due 02/05/2013 (j)		$28,305	29,111
6.150% due 04/25/2013 (j)		27,225	28,366
7.750% due 04/30/2018	GBP	2,400	4,248
Morgan Stanley
1.306% due 11/29/2013 (j)	EUR	25,000	32,119
1.651% due 01/16/2017 (j)		10,000	11,548
7.300% due 05/13/2019		$1,250	1,347
Panther CDO BV
1.886% due 02/24/2016	GBP	794	1,202
ProLogis LP
4.000% due 01/15/2018		$6,000	5,953
6.625% due 12/01/2019		5,000	5,630
Provident Funding Associates LP
10.125% due 02/15/2019		2,100	1,554
10.250% due 04/15/2017		11,925	11,657
Prudential Covered Trust
2.997% due 09/30/2015		37,500	37,955
Qatari Diar Finance QSC
5.000% due 07/21/2020		10,000	10,762
Rabobank Group
6.875% due 03/19/2020 (j)	EUR	7,000	9,032
RCI Banque S.A.
4.600% due 04/12/2016		$6,400	6,430
Regions Financial Corp.
7.750% due 11/10/2014		9,750	10,737
Royal Bank of Scotland Group PLC
1.211% due 09/29/2015		7,000	5,915
1.281% due 04/11/2016		2,500	2,037
3.950% due 09/21/2015		5,000	5,060
5.625% due 08/24/2020		20,000	20,642
SL Green Realty Corp.
7.750% due 03/15/2020		21,995	25,088
SLM Corp.
1.206% due 06/17/2013	EUR	100	129
5.000% due 04/15/2015		$300	306
6.250% due 01/25/2016		9,975	10,381
8.000% due 03/25/2020		6,070	6,571
8.450% due 06/15/2018		12,450	13,944
SLM Corp. CPI Linked Bond
5.412% due 06/15/2013		260	261
SLM Student Loan Trust
1.327% due 12/15/2033	EUR	2,546	2,857
Stone Street Trust
5.902% due 12/15/2015		$13,000	13,070
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		3,000	3,092
Waha Aerospace BV
3.925% due 07/28/2020		14,875	15,445
Wells Operating Partnership LP
5.875% due 04/01/2018		3,000	3,041
Weyerhaeuser Co.
7.375% due 03/15/2032		1,000	1,066
7.950% due 03/15/2025		300	332

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wind Acquisition Finance S.A.
7.250% due 02/15/2018	$300	$284
11.750% due 07/15/2017	1,000	990

		1,070,427

INDUSTRIALS 7.5%
Aguila S.A.
7.875% due 01/31/2018	500	525
Alion Science and Technology Corp.
12.000% due 11/01/2014 (d)	7,700	7,276
American Airlines Pass-Through Trust
5.250% due 07/31/2022	2,427	2,476
8.625% due 04/15/2023	42,000	44,310
10.375% due 01/02/2021	1,796	1,954
American Airlines, Inc.
7.500% due 03/15/2016^	1,500	1,331
AMGH Merger Sub, Inc.
9.250% due 11/01/2018	500	523
Anadarko Petroleum Corp.
6.200% due 03/15/2040	1,400	1,587
6.375% due 09/15/2017	15,300	18,197
6.450% due 09/15/2036	6,500	7,528
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020	1,700	1,752
6.500% due 04/15/2040	4,200	3,988
ARAMARK Corp.
8.500% due 02/01/2015	1,000	1,026
Arch Western Finance LLC
6.750% due 07/01/2013	8,645	8,677
Associated Materials LLC
9.125% due 11/01/2017	1,330	1,300
Avaya, Inc.
7.000% due 04/01/2019	325	327
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016	904	947
Bausch & Lomb, Inc.
9.875% due 11/01/2015	1,250	1,322
Berry Plastics Corp.
9.750% due 01/15/2021	750	823
Biomet, Inc.
11.625% due 10/15/2017	1,600	1,738
Braskem Finance Ltd.
5.750% due 04/15/2021	15,000	15,777
Building Materials Corp. of America
7.500% due 03/15/2020	1,000	1,065
Cablevision Systems Corp.
8.000% due 04/15/2020	1,200	1,275
Caesars Operating Escrow LLC
8.500% due 02/15/2020	5,000	5,100
Capella Healthcare, Inc.
9.250% due 07/01/2017	3,050	3,141
CCO Holdings LLC
8.125% due 04/30/2020	1,300	1,449
Cemex S.A.B. de C.V.
5.470% due 09/30/2015	13,000	11,797
Centex Corp.
6.500% due 05/01/2016	8,500	9,180
Chesapeake Energy Corp.
9.500% due 02/15/2015	10,000	11,500
Chrysler Group LLC
8.250% due 06/15/2021	2,000	2,030
Community Health Systems, Inc.
8.875% due 07/15/2015	444	461
Consol Energy, Inc.
8.250% due 04/01/2020	650	683

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		$8,342	$9,343
7.707% due 10/02/2022		4,699	5,081
7.875% due 01/02/2020		3,331	3,339
Continental Airlines, Inc.
6.750% due 09/15/2015		3,750	3,783
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		1,000	1,080
CVS Pass-Through Trust
5.773% due 01/10/2033		6,809	7,246
7.507% due 01/10/2032		4,793	5,757
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020		7,734	8,372
7.750% due 06/17/2021		15,790	18,001
Deluxe Corp.
5.125% due 10/01/2014		5,000	5,137
Deutsche Telekom International Finance BV
8.750% due 06/15/2030		250	344
DJO Finance LLC
9.750% due 10/15/2017		1,000	750
DR Horton, Inc.
5.625% due 01/15/2016		12,500	13,219
6.500% due 04/15/2016		14,000	15,400
El Paso Corp.
6.950% due 06/01/2028		500	507
7.750% due 01/15/2032		1,200	1,369
8.050% due 10/15/2030		1,700	1,967
8.250% due 02/15/2016		830	909
FBG Finance Ltd.
5.125% due 06/15/2015		2,000	2,213
Ferrellgas Partners LP
8.625% due 06/15/2020		650	592
Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		750	780
Georgia-Pacific LLC
5.400% due 11/01/2020		1,100	1,230
Greene King Finance PLC
5.702% due 12/15/2034	GBP	1,027	1,327
Griffon Corp.
7.125% due 04/01/2018		$125	130
Grohe Holding GmbH
4.876% due 09/15/2017	EUR	400	519
HCA, Inc.
5.875% due 03/15/2022		$7,000	7,026
6.500% due 02/15/2020		15,850	16,682
8.360% due 04/15/2024		3,796	3,891
HeidelbergCement Finance BV
6.750% due 12/15/2015 (j)	EUR	6,000	8,704
7.500% due 10/31/2014		2,000	2,933
7.500% due 04/03/2020		3,000	4,261
8.500% due 10/31/2019		5,000	7,552
Hughes Satellite Systems Corp.
7.625% due 06/15/2021		$150	162
Inergy LP
7.000% due 10/01/2018		3,000	2,940
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,000	1,054
Jaguar Land Rover PLC
8.125% due 05/15/2021		1,000	1,030
Kinder Morgan Energy Partners LP
6.500% due 09/01/2039		5,000	5,559
Laredo Petroleum, Inc.
9.500% due 02/15/2019		400	447
Lyondell Chemical Co.
8.000% due 11/01/2017		4,073	4,592

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Manitowoc Co., Inc.
8.500% due 11/01/2020		$875	$967
MGM Resorts International
8.625% due 02/01/2019		200	216
NFR Energy LLC
9.750% due 02/15/2017		500	433
Northwest Airlines Pass-Through Trust
1.243% due 11/20/2015		11,127	10,571
Novasep Holding S.A.S.
9.750% due 12/15/2016^		1,000	490
NXP BV
3.322% due 10/15/2013		1,594	1,600
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		24,010	25,691
OGX Austria GmbH
8.375% due 04/01/2022		7,000	7,087
Peabody Energy Corp.
6.250% due 11/15/2021		500	493
Pernod-Ricard S.A.
5.750% due 04/07/2021		13,000	14,418
PetroBakken Energy Ltd.
8.625% due 02/01/2020		2,000	2,090
PHH Corp.
9.250% due 03/01/2016		1,000	1,021
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		500	501
Pride International, Inc.
6.875% due 08/15/2020		600	733
Punch Taverns Finance Ltd.
7.369% due 06/30/2022	GBP	5,548	7,543
Punch Taverns Finance PLC
5.883% due 10/15/2026		7,583	7,762
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019		$150	162
9.250% due 05/15/2018		1,500	1,504
9.875% due 08/15/2019		3,000	3,071
Rockies Express Pipeline LLC
5.625% due 04/15/2020		200	172
Ryland Group, Inc.
5.375% due 01/15/2015		8,000	8,200
Samson Investment Co.
9.750% due 02/15/2020		5,000	5,069
SandRidge Energy, Inc.
7.500% due 03/15/2021		3,000	2,970
Schaeffler Finance BV
7.750% due 02/15/2017		3,730	3,963
Scientific Games Corp.
8.125% due 09/15/2018		1,000	1,094
Sonat, Inc.
7.000% due 02/01/2018		500	534
Spirit Issuer PLC
3.730% due 12/28/2031	GBP	750	840
6.582% due 12/28/2027		1,374	1,824
STHI Holding Corp.
8.000% due 03/15/2018		$1,000	1,065
Thermon Industries, Inc.
9.500% due 05/01/2017		410	453
Times Square Hotel Trust
8.528% due 08/01/2026		2,083	2,223
Toll Brothers Finance Corp.
8.910% due 10/15/2017		14,500	17,522
Tomkins LLC
9.000% due 10/01/2018		900	1,001
Tyson Foods, Inc.
6.850% due 04/01/2016		10,000	11,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		$1,500	$1,575
UAL Pass-Through Trust
9.750% due 07/15/2018		7,831	8,967
10.400% due 05/01/2018		56,437	64,339
Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	3,000	3,983
Univision Communications, Inc.
6.875% due 05/15/2019		$2,000	2,037
UPCB Finance Ltd.
6.875% due 01/15/2022		1,500	1,556
UR Financing Escrow Corp.
5.750% due 07/15/2018		150	154
7.625% due 04/15/2022		850	876
Valeant Pharmaceuticals International
7.000% due 10/01/2020		3,500	3,500
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018		1,000	1,025
Vertellus Specialties, Inc.
9.375% due 10/01/2015		500	383
VWR Funding, Inc.
10.250% due 07/15/2015		1,500	1,560
Warner Chilcott Co. LLC
7.750% due 09/15/2018		1,250	1,309
Welltec A/S
8.000% due 02/01/2019		6,000	5,790
Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000	1,078
Wynn Las Vegas LLC
5.375% due 03/15/2022		750	733

			589,841

UTILITIES 2.8%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		10,400	11,024
AES Corp.
7.375% due 07/01/2021		350	389
8.000% due 10/15/2017		325	368
9.750% due 04/15/2016		1,500	1,762
AES Ironwood LLC
8.857% due 11/30/2025		879	989
Calpine Corp.
7.875% due 07/31/2020		3,000	3,277
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		1,000	1,070
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,000	3,270
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		3,000	3,097
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		800	774
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		10,000	10,413
6.212% due 11/22/2016		20,000	21,862
7.288% due 08/16/2037		20,000	22,778
9.250% due 04/23/2019		46,700	57,908
Kinder Morgan Kansas, Inc.
6.500% due 09/01/2012		1,000	1,023
Korea Electric Power Corp.
3.000% due 10/05/2015		2,000	2,033
Midwest Generation LLC
8.560% due 01/02/2016		967	921
NGPL PipeCo LLC
6.514% due 12/15/2012		1,013	978
7.119% due 12/15/2017		4,000	3,648
7.768% due 12/15/2037		1,000	858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRG Energy, Inc.
7.375% due 01/15/2017		$10,377	$10,818
7.875% due 05/15/2021		2,500	2,412
8.250% due 09/01/2020		600	594
NV Energy, Inc.
6.250% due 11/15/2020		2,000	2,180
Qwest Corp.
7.500% due 06/15/2023		7,000	7,105
Sprint Capital Corp.
8.750% due 03/15/2032		1,500	1,294
Telecom Italia Capital S.A.
7.200% due 07/18/2036		4,300	4,192
Tenaska Alabama Partners LP
7.000% due 06/30/2021		1,099	1,155
TNK-BP Finance S.A.
6.625% due 03/20/2017		10,000	11,075
7.875% due 03/13/2018		5,000	5,850
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	5,000	57
1.500% due 05/30/2014		16,000	175
1.850% due 07/28/2014		16,000	175
2.125% due 03/24/2017	CHF	3,000	2,800
4.500% due 03/24/2014	EUR	19,750	25,208

			223,532

Total Corporate Bonds & Notes (Cost $1,822,208)			1,883,800

CONVERTIBLE BONDS & NOTES 0.4%

BANKING & FINANCE 0.4%
SL Green Operating Partnership LP
3.000% due 10/15/2017		$25,000	28,156

INDUSTRIALS 0.0%
Peabody Energy Corp.
4.750% due 12/15/2066		700	669

Total Convertible Bonds & Notes (Cost $25,688)			28,825

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.5%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		7,500	9,991
6.918% due 04/01/2040		7,000	9,129
7.043% due 04/01/2050		2,340	3,118
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049		7,000	9,101
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044		5,000	6,484

			37,823

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041		5,500	7,530

NEW YORK 0.1%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031		5,500	6,468

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	113

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	$2,000	$2,350

		8,818

OHIO 0.0%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	1,500	1,631

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,313
6.693% due 07/01/2041	1,000	1,327

		2,640

Total Municipal Bonds & Notes (Cost $45,444)		58,442

U.S. GOVERNMENT AGENCIES 44.3%
Fannie Mae
0.294% due 12/25/2036	260	249
0.362% due 03/25/2034	71	71
0.392% due 08/25/2034	30	29
0.462% due 09/25/2031	2,554	2,306
0.592% due 03/25/2044	42	41
0.642% due 04/18/2028 - 08/25/2036	108	108
0.650% due 11/25/2021	12	12
0.700% due 07/25/2021	16	16
0.702% due 02/25/2022 (a)	309,859	16,875
0.950% due 08/25/2022	9	9
1.050% due 05/25/2022	7	8
1.100% due 05/25/2018 - 10/25/2020	38	39
1.150% due 04/25/2021 - 10/25/2021	53	55
1.382% due 10/01/2044	13	13
1.450% due 01/25/2024	28	29
1.467% due 11/01/2028 (j)	669	692
1.500% due 03/25/2022	16	16
1.550% due 11/25/2021 - 09/25/2022	42	43
1.560% due 04/25/2023	10	10
1.582% due 10/01/2040 (j)	120	122
1.600% due 01/25/2022	43	45
1.724% due 09/25/2022	8	8
1.820% due 02/01/2032 (j)	68	69
1.840% due 12/01/2035	23	24
1.885% due 12/01/2034 (j)	225	233
2.025% due 11/01/2033	14	15
2.030% due 01/01/2018 (j)	38	40
2.040% due 11/01/2033 (j)	105	111
2.048% due 07/01/2019 (j)	62	65
2.143% due 06/01/2025	2	3
2.158% due 12/01/2035	7	7
2.181% due 09/01/2033 (j)	35	37
2.250% due 07/01/2025 - 07/01/2032 (j)	303	308
2.253% due 09/01/2035 (j)	37	39
2.302% due 07/01/2032 (j)	31	32
2.306% due 10/01/2025 (j)	66	70
2.315% due 08/01/2033 (j)	167	177
2.327% due 07/01/2032 (j)	527	540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.332% due 07/01/2025	$2	$2
2.339% due 10/01/2032 (j)	35	37
2.340% due 12/01/2032 - 12/01/2033 (j)	128	134
2.353% due 03/01/2033 (j)	300	317
2.355% due 08/01/2032 (j)	29	31
2.375% due 09/01/2024 (j)	106	113
2.395% due 09/01/2031 (j)	118	121
2.410% due 10/01/2034 (j)	209	223
2.414% due 04/01/2033	8	8
2.420% due 03/01/2034 (j)	33	35
2.432% due 04/01/2032 (j)	73	77
2.438% due 10/01/2035 (j)	413	443
2.440% due 05/01/2024 (j)	44	44
2.450% due 04/01/2017	3	3
2.450% due 05/01/2024 (j)	101	101
2.451% due 10/01/2017 - 07/01/2018	27	27
2.451% due 07/01/2018 (j)	38	38
2.468% due 09/01/2017	8	8
2.468% due 03/01/2033 (j)	58	59
2.471% due 11/01/2020 (j)	42	43
2.471% due 11/01/2020	11	11
2.475% due 04/01/2024	12	12
2.482% due 03/01/2020	9	9
2.490% due 05/25/2035	107	111
2.500% due 07/01/2017 - 08/01/2032	32	33
2.500% due 08/01/2018 (j)	29	29
2.540% due 06/01/2019	7	7
2.575% due 05/01/2018	12	12
2.626% due 07/01/2036 (j)	40	43
2.639% due 06/01/2032 (j)	334	352
2.653% due 01/01/2018	6	6
2.722% due 10/01/2025	4	4
2.734% due 11/01/2029 (j)	44	47
2.753% due 09/01/2030 (j)	55	58
2.761% due 05/01/2018 (j)	27	28
2.775% due 02/01/2032	19	21
2.781% due 03/01/2036 (j)	149	153
2.800% due 01/01/2035 (j)	237	241
2.808% due 07/01/2018	4	4
2.852% due 04/01/2028	17	18
2.859% due 08/01/2017	13	13
2.952% due 07/01/2017	3	3
3.008% due 09/01/2017	11	11
3.045% due 01/01/2019	7	7
3.093% due 02/01/2028	1	1
3.109% due 08/01/2017	12	11
3.151% due 01/01/2028	3	3
3.191% due 12/01/2027	5	5
3.199% due 03/01/2016	3	3
3.250% due 11/01/2016	4	4
3.250% due 09/01/2024 (j)	49	52
3.317% due 01/01/2018	5	5
3.337% due 05/01/2019	7	7
3.359% due 05/01/2028	3	3
3.368% due 01/01/2029 (j)	126	132
3.375% due 09/01/2016 - 09/01/2017	25	26
3.397% due 09/01/2024	6	6
3.500% due 06/01/2017 - 10/01/2040	67	69
3.500% due 08/01/2025 - 10/01/2041 (j)	272,525	281,644
3.574% due 08/01/2026	12	13
3.612% due 07/01/2026	9	9
3.840% due 08/01/2021 (j)	19,867	21,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/01/2027	$11	$11
4.000% due 03/01/2034 - 01/01/2041	148	155
4.000% due 05/01/2035 - 10/01/2041 (j)	1,181,998	1,240,621
4.124% due 12/01/2027	21	22
4.171% due 03/01/2036 (j)	52	55
4.500% due 11/01/2023 - 10/01/2041 (j)	118,625	126,897
4.500% due 09/01/2033 - 04/01/2042	94,077	100,945
4.975% due 09/01/2022 (j)	27	27
5.000% due 01/01/2016 - 08/01/2037 (j)	214,947	232,521
5.000% due 08/25/2033 - 06/25/2043	90,881	104,691
5.020% due 06/01/2033 (j)	10,527	11,622
5.160% due 09/01/2018	16	17
5.306% due 10/01/2033	5	6
5.500% due 05/01/2023 - 11/01/2038	34,782	38,894
5.500% due 08/01/2023 - 06/01/2048 (j)	809,487	883,185
5.808% due 03/25/2037 (a)	10,342	1,422
5.828% due 12/25/2036 - 02/25/2037 (a)	10,513	1,456
5.858% due 04/25/2037 (a)	6,925	964
5.908% due 08/25/2035 - 11/25/2039 (a)	22,200	3,554
5.921% due 04/01/2027 (j)	123	124
6.000% due 06/25/2029 - 03/01/2040	98,683	109,821
6.000% due 12/01/2032 - 09/01/2037 (j)	4,734	5,246
6.008% due 10/01/2036 (j)	35	38
6.108% due 01/25/2040 (a)	24,539	4,210
6.138% due 03/25/2037 (a)	29,579	4,815
6.198% due 04/25/2037 (a)	51,597	7,596
6.208% due 12/25/2037 - 10/25/2039 (a)	51,650	7,502
6.258% due 02/25/2037 (a)	11,030	1,702
6.290% due 02/25/2029	3,350	3,693
6.308% due 10/25/2036 (a)	16,357	2,378
6.500% due 06/25/2028 - 02/25/2033	615	704
6.500% due 02/01/2036 (j)	598	669
6.850% due 12/18/2027	28	33
6.900% due 05/25/2023	103	119
6.958% due 02/25/2037 (a)	6,700	1,032
7.000% due 07/25/2022 - 01/25/2048	568	658
7.000% due 07/01/2034 - 08/01/2036 (j)	702	798
7.121% due 06/25/2042	56	64
7.500% due 07/25/2022 - 06/25/2042	238	270
7.753% due 01/17/2040	1,271	1,341
8.000% due 07/25/2022	76	86
8.500% due 06/25/2030	483	572
8.600% due 08/25/2019	177	202
16.660% due 03/25/2038	4,979	6,501
18.987% due 04/25/2023 (a)	126	50
Freddie Mac
0.442% due 03/15/2031	337	337
0.502% due 08/25/2031	36	35
0.683% due 01/25/2021 (a)	113,158	4,777
1.562% due 07/25/2044	29	30
1.595% due 10/25/2018 (a)	71,477	6,288

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.609% due 12/25/2021 (a)	$48,400	$4,977
1.758% due 08/25/2016 (a)(c)	61,277	3,578
1.762% due 09/25/2018 (a)	32,000	2,916
1.840% due 10/15/2023	484	492
2.000% due 04/01/2017 (j)	205	214
2.100% due 02/01/2033	4	4
2.102% due 05/01/2035 (j)	135	141
2.126% due 08/01/2034	3	3
2.154% due 02/01/2037	9	10
2.225% due 06/01/2033 (j)	32	32
2.258% due 04/01/2036 (j)	27	28
2.325% due 05/01/2029 (j)	111	117
2.337% due 08/01/2024	14	15
2.348% due 01/01/2033	24	26
2.349% due 10/01/2032 (j)	72	75
2.350% due 01/01/2033	22	24
2.355% due 09/01/2031 (j)	265	267
2.361% due 10/01/2026	3	3
2.363% due 09/01/2034 (j)	171	180
2.375% due 07/01/2017 - 09/01/2032 (j)	218	225
2.378% due 01/01/2035 (j)	231	244
2.381% due 07/01/2034 (j)	218	231
2.402% due 09/01/2023	21	22
2.408% due 09/01/2033 (j)	299	315
2.415% due 01/01/2037 (j)	594	635
2.423% due 09/01/2033	16	17
2.428% due 02/01/2026 (j)	55	58
2.442% due 04/01/2033	4	5
2.450% due 09/01/2036	4	5
2.451% due 06/01/2019	21	22
2.460% due 07/01/2033 (j)	38	40
2.464% due 12/01/2034 (j)	47	49
2.473% due 05/01/2033 (j)	52	54
2.480% due 11/01/2036	7	8
2.487% due 03/01/2031 (j)	67	72
2.500% due 01/01/2020	16	16
2.500% due 10/01/2024 (j)	45	45
2.510% due 07/01/2025 (j)	78	78
2.515% due 08/01/2034 (j)	251	255
2.521% due 08/01/2036	8	8
2.523% due 02/01/2036 (j)	60	63
2.538% due 03/01/2032 (j)	540	575
2.553% due 09/01/2024 (j)	27	29
2.575% due 11/01/2029 (j)	412	440
2.610% due 01/01/2035 (j)	175	187
2.622% due 04/01/2036 (j)	44	46
2.665% due 10/01/2035 (j)	280	282
2.676% due 11/01/2017	13	13
2.714% due 06/01/2037	5	5
2.744% due 12/01/2033 (j)	275	294
2.772% due 05/01/2019	4	5
2.788% due 07/01/2033 (j)	145	154
2.955% due 08/01/2035	14	15
3.006% due 02/01/2018	20	21
3.012% due 07/01/2024	14	14
3.015% due 11/01/2035 (j)	204	215
3.178% due 06/01/2019 (j)	40	40
3.448% due 02/01/2015 (j)	38	38
3.542% due 05/01/2019 (j)	250	252
3.615% due 06/25/2046 (a)	3,500	731
3.685% due 03/01/2025	2	2
4.000% due 04/15/2019	200	217
4.207% due 03/01/2025 (j)	45	45
4.867% due 09/01/2018	14	14
5.000% due 02/15/2024 - 05/15/2038	22,038	24,763
5.129% due 09/01/2037 (j)	29	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.424% due 09/01/2037	$11	$12
5.495% due 05/01/2037 (j)	27	28
5.500% due 08/15/2036 - 07/15/2037	13,216	15,023
5.500% due 06/15/2041 (j)	79,216	92,715
5.625% due 07/01/2037 - 02/01/2038 (j)	5,016	5,479
5.628% due 08/01/2037	10	11
5.681% due 12/01/2037	15	16
5.708% due 11/15/2037 (a)	44,471	5,595
5.717% due 09/01/2037	12	13
5.774% due 09/01/2037	23	25
5.808% due 08/15/2037 (a)	6,535	867
5.985% due 08/01/2037	0	0
6.000% due 03/15/2017 - 02/15/2032	14,861	16,614
6.000% due 12/01/2019 - 12/01/2023 (j)	736	811
6.208% due 06/15/2039 (a)	8,561	1,344
6.308% due 09/15/2036 (a)	21,062	3,263
6.328% due 09/15/2036 (a)	9,744	1,385
6.408% due 05/15/2036 (a)	13,013	1,843
6.458% due 04/15/2026 - 03/15/2036 (a)	15,746	2,517
6.500% due 11/15/2021 - 04/15/2029	1,165	1,323
6.750% due 01/15/2024	29	29
6.858% due 06/15/2032 (a)	15,374	1,824
6.958% due 07/15/2034 (a)	4,290	629
7.000% due 10/15/2013 - 03/15/2032	1,743	2,031
7.000% due 09/01/2047 - 12/01/2047 (j)	891	1,011
7.250% due 09/15/2030	80	95
7.425% due 09/01/2037 (j)	194	205
7.500% due 06/01/2014 (j)	137	142
7.500% due 11/15/2021 - 09/15/2030	675	793
8.377% due 04/15/2041	737	739
8.500% due 06/15/2031	443	525
8.819% due 05/15/2023	37	43
9.000% due 09/15/2020 - 02/15/2021	199	221
10.377% due 02/15/2040	2,242	2,246
15.617% due 12/15/2031 - 02/15/2032	6,778	8,627
19.139% due 02/15/2024	26	42
19.337% due 02/15/2024	66	110
19.760% due 11/15/2023	65	110
20.301% due 10/15/2031	273	385
Ginnie Mae
1.470% due 11/16/2043 (a)	92,746	7,850
1.625% due 10/20/2025 - 12/20/2033	45	47
1.625% due 10/20/2029 - 10/20/2032 (j)	280	290
1.683% due 10/16/2053 (a)	13,687	1,284
1.750% due 01/20/2032 - 03/20/2032 (j)	271	280
1.750% due 01/20/2035	8	8
1.763% due 03/16/2051 (a)	43,376	3,191
2.000% due 08/20/2027	3	3
2.125% due 08/20/2033	18	19
2.250% due 02/20/2029 (j)	36	38
2.375% due 06/20/2022 - 05/20/2029	76	78
2.375% due 04/20/2032 - 06/20/2032 (j)	262	272

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/15/2039 - 09/15/2040		$336	$362
5.000% due 07/20/2033		909	1,026
5.500% due 04/20/2037		65	78
5.625% due 07/20/2037 - 06/20/2038		5,042	5,610
6.100% due 06/15/2028 - 03/15/2029		1,601	1,824
6.490% due 01/15/2028 - 01/15/2029		1,367	1,556
27.329% due 03/20/2031		944	1,754
Small Business Administration
4.628% due 03/10/2013		184	189
5.370% due 04/01/2028		1,348	1,517
7.100% due 02/01/2017		28	31
7.190% due 12/01/2019		339	377
7.590% due 01/01/2020		153	173
Vendee Mortgage Trust
6.500% due 09/15/2024		200	232

Total U.S. Government Agencies (Cost $3,426,128)			3,488,535

U.S. TREASURY OBLIGATIONS 11.4%
U.S. Treasury Inflation Protected Securities
2.125% due 02/15/2040 (f)(i)(k)		10,525	13,831
U.S. Treasury Notes
1.375% due 11/30/2018 (i)(j)(k)		888,050	879,447

Total U.S. Treasury Obligations (Cost $900,730)			893,278

MORTGAGE-BACKED SECURITIES 39.8%
Adjustable Rate Mortgage Trust
0.492% due 10/25/2035		281	189
0.492% due 03/25/2036		1,906	960
0.782% due 01/25/2036		358	237
2.809% due 01/25/2036		5,638	3,588
2.866% due 02/25/2036		171	82
2.872% due 05/25/2035		333	329
2.876% due 09/25/2035		517	419
5.150% due 01/25/2036		1,159	942
5.174% due 11/25/2035		1,324	950
5.276% due 11/25/2035		1,307	1,083
American General Mortgage Loan Trust
5.150% due 03/25/2058		542	557
American Home Mortgage Assets LLC
0.432% due 06/25/2047		366	185
0.452% due 10/25/2046		692	353
1.119% due 09/25/2046		1,324	718
American Home Mortgage Investment Trust
0.542% due 11/25/2045		830	512
0.542% due 05/25/2047		5,600	1,377
2.241% due 02/25/2045		41,316	33,775
2.282% due 10/25/2034		4,936	3,718
2.490% due 12/25/2035		271	160
2.501% due 11/25/2045^		54,742	38,884
2.597% due 10/25/2034		1,106	1,024
2.740% due 06/25/2045		3,464	3,244
2.782% due 02/25/2045		20	17
ASG Resecuritization Trust
2.679% due 03/26/2037		692	683
Asti Finance SRL
2.302% due 05/27/2050	EUR	23,366	25,750
Banc of America Alternative Loan Trust
0.642% due 06/25/2046		$36	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	115

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 02/25/2019	$67	$69
5.500% due 07/25/2020	225	215
5.500% due 12/25/2035	552	441
5.750% due 04/25/2034	2,272	2,393
6.000% due 03/25/2021	110	107
6.000% due 11/25/2034	120	118
6.000% due 12/25/2034	117	115
6.000% due 08/25/2035	4,195	3,343
6.000% due 06/25/2046	4,854	4,180
6.257% due 11/25/2021	1,233	1,147
Banc of America Funding Corp.
0.402% due 02/20/2047	30,805	23,382
0.742% due 07/25/2036	299	194
0.742% due 07/26/2036	3,114	2,975
2.332% due 01/26/2037	91	90
2.651% due 06/20/2035	375	199
2.660% due 03/20/2035	1,893	1,746
2.667% due 05/25/2035	109	30
2.745% due 12/20/2034	1,164	754
2.800% due 09/20/2035	546	311
2.874% due 05/20/2034	1,585	1,473
5.071% due 09/20/2035	150	131
5.500% due 09/25/2034	717	718
5.500% due 09/25/2035	3,175	3,212
5.500% due 03/25/2036	945	889
5.538% due 05/20/2036	1,350	1,267
5.589% due 03/20/2036	313	250
5.710% due 03/20/2036	1,465	1,067
5.741% due 01/20/2047	674	417
5.750% due 10/25/2035	126	127
5.750% due 03/25/2036	968	961
5.888% due 04/25/2037	681	582
5.933% due 10/20/2046	1,054	615
6.000% due 09/25/2036	17,221	14,808
6.000% due 08/25/2037	1,181	1,003
Banc of America Large Loan, Inc.
0.552% due 03/15/2022	5,000	4,903
1.992% due 11/15/2015	119,134	111,479
Banc of America Mortgage Securities, Inc.
2.699% due 08/25/2033	116	106
2.708% due 08/25/2034	1,266	1,206
2.716% due 10/25/2034	1,281	1,201
2.723% due 10/25/2035	137	107
2.737% due 11/25/2035	2,312	1,847
2.747% due 12/25/2033	559	516
2.748% due 05/25/2034	170	155
2.755% due 11/25/2035	276	239
2.758% due 09/25/2034	3,438	3,127
2.759% due 09/25/2035	1,526	1,161
2.783% due 11/20/2046	34	26
2.795% due 09/25/2033	725	697
2.825% due 08/25/2034	1,049	943
2.838% due 06/25/2035	710	610
2.849% due 12/25/2033	305	296
2.870% due 07/25/2035	1,846	1,488
2.871% due 05/25/2035	1,356	1,276
2.879% due 05/25/2033	14	12
2.881% due 05/25/2034	2,903	2,667
2.892% due 05/25/2033	75	74
2.894% due 04/25/2034	107	97
2.914% due 01/25/2036	1,063	720
2.925% due 01/25/2034	1,195	1,118
2.926% due 02/25/2034	4,340	3,961
2.938% due 04/25/2035	2,683	2,217
2.944% due 03/25/2034	58	54
2.981% due 04/25/2033	313	316
2.989% due 02/25/2035	1,552	1,424
3.015% due 03/25/2033	891	829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.182% due 02/25/2033		$181	$160
3.447% due 07/20/2032		162	158
5.000% due 08/25/2019		346	351
5.002% due 11/25/2034		397	371
5.062% due 09/25/2035		899	870
5.170% due 02/25/2035		3,065	2,755
5.250% due 07/25/2035		350	323
5.252% due 12/25/2034		944	879
5.365% due 06/25/2035		4,714	4,412
5.500% due 09/25/2035		3,667	3,579
5.500% due 10/25/2035		2,214	2,001
6.000% due 09/25/2037		1,662	1,473
6.500% due 09/25/2033		86	91
Banc of America Re-REMIC Trust
2.146% due 08/17/2038		3,600	3,596
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.637% due 04/10/2049		4,000	4,441
6.186% due 06/11/2035		4	4
Bancaja FTA
1.151% due 05/22/2050	EUR	7,691	8,090
Bayview Commercial Asset Trust
0.522% due 01/25/2037		$236	166
BCAP LLC Trust
0.441% due 07/26/2036		363	86
2.256% due 05/26/2036		2,279	2,225
2.653% due 02/26/2036		74	30
2.665% due 10/26/2033		19	4
2.682% due 06/26/2035		135	77
2.683% due 11/26/2035		2,103	906
2.711% due 03/26/2035		68	12
2.746% due 10/26/2035		33,018	27,735
2.884% due 09/26/2035		50	10
4.638% due 11/27/2037		32,907	29,006
5.250% due 02/26/2036		4,456	4,498
5.250% due 04/26/2037		9,039	8,225
5.316% due 08/26/2035		3,084	2,897
5.500% due 12/26/2035		6,103	6,191
9.739% due 08/26/2022		189	135
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		60	56
2.400% due 10/25/2035		2,181	1,892
2.520% due 02/25/2036		662	597
2.569% due 02/25/2036		573	402
2.572% due 04/25/2034		2,409	2,177
2.590% due 07/25/2034		1,142	984
2.614% due 08/25/2033		192	193
2.689% due 10/25/2035		281	279
2.699% due 01/25/2035		112	100
2.702% due 11/25/2034		2,908	2,708
2.715% due 01/25/2035		1,218	984
2.716% due 08/25/2035		25,718	20,716
2.769% due 10/25/2034		2,271	1,696
2.786% due 01/25/2035		5,209	4,643
2.816% due 01/25/2035		228	209
2.852% due 04/25/2034		3,420	2,770
2.882% due 03/25/2035		3,766	3,158
2.937% due 11/25/2034		85	73
3.049% due 04/25/2034		1,558	1,371
3.068% due 04/25/2034		2,544	2,268
3.123% due 07/25/2034		5	5
3.207% due 11/25/2034		777	774
3.964% due 05/25/2047		1,436	973
4.837% due 07/25/2034		2,733	2,704
5.102% due 08/25/2035		2,768	2,265
5.274% due 03/25/2035		4,307	4,147
5.374% due 11/25/2034		190	178
5.492% due 02/25/2036		1,947	1,201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.579% due 04/25/2033	$580	$572
Bear Stearns Alt-A Trust
0.402% due 02/25/2034	188	154
0.402% due 08/25/2036	230	96
0.402% due 06/25/2046^	2,175	910
0.462% due 07/25/2035	625	522
0.882% due 04/25/2034	759	669
0.882% due 07/25/2034	133	104
0.982% due 11/25/2034	288	274
2.401% due 01/25/2035	335	268
2.553% due 06/25/2034	3,671	3,078
2.555% due 01/25/2036	6,024	3,093
2.559% due 04/25/2035	2,248	1,496
2.584% due 02/25/2036	46	28
2.627% due 09/25/2034	153	121
2.646% due 04/25/2035	2,026	1,494
2.781% due 04/25/2035	1,578	1,189
2.783% due 11/25/2036	365	202
2.786% due 04/25/2035	536	379
2.809% due 05/25/2035	425	364
2.821% due 08/25/2036	240	225
2.826% due 09/25/2035	3,136	2,089
2.881% due 02/25/2034	470	445
2.915% due 01/25/2035	868	682
2.940% due 03/25/2036	334	186
2.970% due 01/25/2047	2,052	1,048
3.540% due 09/25/2034	109	94
3.871% due 08/25/2036^	520	103
4.878% due 09/25/2047	643	309
5.380% due 09/25/2035	180	126
5.516% due 05/25/2036^	40	19
5.655% due 08/25/2036^	8,751	5,204
5.754% due 01/25/2034	441	429
Bear Stearns Commercial Mortgage Securities
0.432% due 03/15/2022	20,000	18,603
0.892% due 03/15/2022	6,000	5,470
5.610% due 03/13/2040	3,989	3,614
6.000% due 07/15/2031	3,242	3,243
7.000% due 05/20/2030	17,855	19,845
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036	767	452
2.845% due 12/26/2046	413	235
Bella Vista Mortgage Trust
0.492% due 05/20/2045	820	477
CC Mortgage Funding Corp.
0.372% due 05/25/2048	1,662	735
0.422% due 05/25/2036	943	598
0.542% due 08/25/2035	250	180
CFCRE Commercial Mortgage Trust
1.492% due 04/15/2044 (a)	75,319	4,930
Chase Mortgage Finance Corp.
2.765% due 07/25/2037	34	35
2.831% due 02/25/2037	606	598
2.844% due 03/25/2037	6,919	5,451
2.861% due 07/25/2037	335	322
5.000% due 11/25/2033	109	111
5.280% due 12/25/2035	3,214	3,064
5.336% due 01/25/2036	2,358	2,070
5.679% due 03/25/2037	782	662
5.730% due 12/25/2037	2,544	2,198
5.891% due 09/25/2036	91	80
6.000% due 10/25/2036	557	520
6.000% due 12/25/2036	507	501
6.000% due 02/25/2037	6,934	5,449
6.000% due 03/25/2037	3,597	2,900
6.000% due 05/25/2037	2,344	1,983
6.250% due 10/25/2036	17,975	14,681

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citicorp Mortgage Securities, Inc.
5.500% due 10/25/2021		$415	$410
5.500% due 12/25/2021		862	862
5.500% due 06/25/2037		3,173	3,134
5.500% due 07/25/2037		4,029	3,632
5.750% due 06/25/2036		699	681
5.750% due 01/25/2037		560	556
6.000% due 02/25/2036		103	96
Citigroup Commercial Mortgage Trust
0.188% due 05/15/2043 (a)		336,197	3,078
0.822% due 08/15/2021		2,000	1,691
Citigroup Mortgage Loan Trust, Inc.
2.530% due 03/25/2036		3,442	2,917
2.605% due 07/25/2046^		1,235	757
2.660% due 05/25/2035		455	423
2.682% due 08/25/2035		1,026	969
2.721% due 07/25/2036		277	277
2.730% due 05/25/2035		686	588
2.743% due 09/25/2037		3,800	1,722
2.785% due 10/25/2035		155	111
2.800% due 09/25/2034		6,858	6,782
2.896% due 03/25/2034		1,299	1,178
2.963% due 03/25/2036		7,032	5,235
3.285% due 02/25/2034		110	104
5.126% due 09/25/2035		2,754	2,200
5.134% due 06/25/2037		1,077	1,075
5.252% due 11/25/2036		3,350	2,332
5.500% due 12/25/2020		587	527
6.000% due 02/25/2037		1,037	1,083
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		1,297	1,310
Citimortgage Alternative Loan Trust
5.208% due 02/25/2037 (a)		9,687	1,823
5.500% due 11/25/2021		1,345	1,251
5.500% due 04/25/2022		15,068	14,846
5.750% due 12/25/2036		1,722	1,220
5.750% due 03/25/2037^		2,946	2,047
6.000% due 07/25/2036		1,666	1,237
6.000% due 06/25/2037		634	466
6.000% due 10/25/2037		14,606	10,720
Claris Finance SRL
2.206% due 11/28/2060	EUR	30,000	39,554
Commercial Mortgage Pass-Through Certificates
0.095% due 07/10/2046 (a)		$173,406	4,583
0.282% due 05/25/2019 (a)		1,038,951	15,968
0.465% due 12/10/2046 (a)		332,611	2,749
2.466% due 07/10/2046 (a)		19,413	1,827
3.376% due 06/09/2028		20,000	20,453
6.554% due 07/16/2034		2,000	2,275
Countrywide Alternative Loan Trust
0.332% due 04/25/2047		122	120
0.402% due 02/25/2047		1,686	1,051
0.412% due 01/25/2037		485	276
0.422% due 06/25/2047		12,816	7,322
0.432% due 09/25/2046		14,195	6,877
0.432% due 03/20/2047		376	202
0.442% due 07/20/2046		868	356
0.452% due 05/25/2035		483	290
0.452% due 05/20/2046		2,903	1,495
0.452% due 07/20/2046		1,234	507
0.452% due 07/25/2046		219	138
0.452% due 09/20/2046		2,869	1,253
0.462% due 05/25/2035		1,192	718
0.502% due 07/25/2035		190	113
0.512% due 02/25/2036		1,330	717
0.522% due 12/25/2035		1,058	713
0.522% due 09/20/2046		600	52

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.532% due 11/25/2035	$1,175	$649
0.552% due 08/25/2035	4,261	2,064
0.552% due 10/25/2035	230	134
0.562% due 11/20/2035	337	192
0.572% due 10/25/2035	878	471
0.572% due 11/20/2035	18,820	10,831
0.592% due 09/25/2034	1,917	1,670
0.592% due 09/25/2035	1,009	617
0.612% due 02/25/2037	1,257	463
0.642% due 03/25/2034	22	22
0.642% due 06/25/2036^	284	136
0.662% due 12/25/2035	53	15
0.692% due 09/25/2035	379	260
0.792% due 04/25/2033	68	67
1.042% due 01/25/2036	2,714	1,755
1.282% due 08/25/2035	473	245
1.469% due 07/20/2035	157	93
1.804% due 06/25/2035	227	147
2.628% due 12/25/2035	150	88
2.765% due 12/25/2035^	3,039	2,067
2.850% due 12/25/2034	30	25
2.926% due 02/25/2037	4,968	3,250
2.948% due 06/25/2037	516	338
4.858% due 11/25/2035 (a)	17,513	3,414
5.000% due 04/25/2020	80	78
5.000% due 08/25/2035	5,458	4,476
5.008% due 06/25/2036 (a)	38,373	7,328
5.250% due 02/25/2021^	1,318	1,239
5.286% due 07/25/2021^	68	59
5.301% due 10/25/2035	120	93
5.500% due 08/25/2034	783	783
5.500% due 05/25/2035	2,502	2,483
5.500% due 06/25/2035	2,187	2,085
5.500% due 07/25/2035	411	372
5.500% due 11/25/2035	36,318	27,621
5.500% due 02/25/2036^	167	116
5.500% due 02/25/2036	2,527	1,815
5.529% due 08/25/2036	1,887	1,384
5.544% due 03/25/2047	547	529
5.750% due 07/25/2037^	1,192	863
5.750% due 04/25/2047^	1,425	846
6.000% due 12/25/2033	83	83
6.000% due 02/25/2034	6	6
6.000% due 02/25/2036	138	106
6.000% due 04/25/2036	47,782	34,697
6.000% due 05/25/2036	651	399
6.000% due 02/25/2037	9,066	5,969
6.000% due 04/25/2037^	1,607	988
6.000% due 04/25/2037	9,595	6,409
6.000% due 06/25/2037^	748	490
6.250% due 12/25/2036	9,116	6,122
6.250% due 08/25/2037^	1,832	1,137
6.500% due 06/25/2036	1,134	686
6.500% due 08/25/2036	247	143
6.500% due 09/25/2036	5,550	3,878
7.000% due 08/25/2034	491	497
7.250% due 08/25/2032	543	569
7.500% due 12/25/2034	216	166
Countrywide Home Loan Mortgage Pass-Through Trust
0.442% due 04/25/2046	174	99
0.472% due 05/25/2035	677	461
0.512% due 03/25/2035	1,403	1,157
0.512% due 04/25/2035	9	6
0.532% due 02/25/2035	200	129
0.532% due 04/25/2035	1,691	1,098
0.542% due 03/25/2035	278	178
0.562% due 03/25/2035	228	124
0.572% due 02/25/2035	239	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.582% due 02/25/2035	$221	$158
0.582% due 03/25/2036	61	19
0.592% due 02/25/2036	63	18
0.612% due 02/25/2035	221	134
0.622% due 09/25/2034	263	170
2.249% due 07/25/2034	899	846
2.344% due 09/25/2034	1,329	903
2.548% due 02/20/2036	257	181
2.595% due 02/20/2036	15,269	11,248
2.610% due 02/20/2036	1,383	886
2.616% due 06/20/2034	5,650	5,143
2.668% due 02/19/2034	388	348
2.681% due 09/20/2034	896	602
2.726% due 11/20/2034	1,064	869
2.730% due 08/20/2035	184	121
2.747% due 06/25/2033	370	355
2.773% due 05/25/2034	579	496
2.776% due 02/20/2035	9,766	8,091
2.776% due 02/20/2036	337	224
2.789% due 09/20/2036	3,259	1,623
2.798% due 08/25/2034	289	223
2.837% due 03/25/2037^	1,046	498
2.844% due 09/25/2034	151	101
2.861% due 07/19/2033	1,370	1,260
2.866% due 03/25/2035	221	144
2.873% due 02/25/2034	699	599
2.887% due 03/25/2035	2,402	1,886
2.917% due 04/25/2035	39	25
2.920% due 05/20/2035	6,113	4,378
2.937% due 12/25/2033	511	480
2.950% due 05/20/2034	360	323
2.965% due 05/19/2033	487	467
2.997% due 02/25/2047	306	164
3.091% due 02/25/2034	157	140
3.174% due 02/25/2034	93	83
4.578% due 12/19/2033	362	362
5.000% due 04/25/2035	3,995	3,967
5.065% due 04/25/2035	604	504
5.203% due 10/20/2035	4,744	3,678
5.250% due 12/25/2027	4,008	3,478
5.250% due 07/25/2034	2,209	2,037
5.268% due 05/20/2036	290	188
5.437% due 04/20/2036	2,055	1,345
5.500% due 04/25/2035	200	188
5.500% due 08/25/2035	14,536	12,906
5.500% due 09/25/2035	11,371	10,328
5.500% due 10/25/2035	732	677
5.500% due 11/25/2035	477	416
5.500% due 01/25/2036	360	356
5.560% due 05/20/2036	304	198
5.576% due 09/25/2047	568	376
5.750% due 08/25/2034	1,694	1,563
5.750% due 02/25/2036	4,339	3,688
5.750% due 02/25/2037	457	371
5.750% due 05/25/2037	2,627	2,171
5.750% due 07/25/2037	5,330	4,667
5.850% due 05/25/2036^	10,354	8,179
6.000% due 12/25/2035	115	101
6.000% due 05/25/2036^	7,946	6,423
6.000% due 03/25/2037	17,905	14,702
6.000% due 04/25/2037	1,911	1,578
6.000% due 05/25/2037	17,629	14,287
6.000% due 07/25/2037	4,146	3,207
6.000% due 08/25/2037	6,938	5,886
6.000% due 10/25/2037	846	800
6.250% due 09/25/2036	1,940	1,670
6.250% due 10/25/2036	499	468
6.500% due 05/25/2037	134	111

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	117

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 10/25/2037		$20,793	$16,686
Credit Suisse First Boston Mortgage Securities Corp.
0.892% due 11/25/2031		381	310
0.942% due 11/25/2035		4,212	2,748
2.250% due 10/25/2033		339	316
2.434% due 07/25/2033		307	291
2.575% due 08/25/2033		1,343	1,333
2.606% due 03/25/2034		253	222
2.706% due 09/25/2034		914	903
2.846% due 11/25/2034		245	234
2.958% due 04/25/2034		97	90
5.250% due 12/25/2020		45	46
5.250% due 08/25/2035		480	475
5.250% due 09/25/2035		3,983	3,223
5.500% due 07/25/2035		1,574	1,500
5.500% due 10/25/2035		2,020	1,675
5.603% due 07/15/2035		142	143
5.750% due 04/22/2033		328	332
6.000% due 11/25/2035		502	309
6.500% due 01/25/2036		975	578
Credit Suisse Mortgage Capital Certificates
0.185% due 12/27/2035		1,415	1,359
0.265% due 05/15/2023 (a)		58,600	1,127
0.412% due 10/15/2021		2,927	2,729
0.612% due 10/15/2021		6,000	5,326
0.642% due 10/15/2021		8,500	7,459
0.712% due 10/15/2021		135	117
2.807% due 04/26/2037		1,551	1,558
4.685% due 08/27/2037		76	73
5.000% due 04/25/2037		6,693	5,812
5.500% due 03/25/2037		2,763	2,515
5.509% due 04/15/2047		3,000	3,344
5.737% due 05/26/2037		189	195
6.000% due 02/25/2037^		1,571	1,224
6.000% due 06/25/2037		11,185	9,667
6.250% due 08/25/2036		6,681	5,473
6.500% due 07/26/2036		811	325
Credit-Based Asset Servicing and Securitization LLC
5.650% due 10/25/2036		47	47
DBUBS Mortgage Trust
1.397% due 11/10/2046 (a)		117,055	6,630
1.504% due 08/10/2044 (a)		162,939	9,058
3.642% due 08/10/2044		8,900	9,554
DECO Series
1.419% due 01/27/2018	EUR	6,034	7,197
Deutsche ALT-A Securities, Inc.
0.342% due 10/25/2036		$157	62
0.392% due 02/25/2047		1,151	576
0.552% due 10/25/2035		11	10
2.883% due 10/25/2035		1,843	1,442
5.000% due 10/25/2018		386	397
Deutsche Mortgage Securities, Inc.
2.559% due 06/25/2034		60	46
5.248% due 06/26/2035		2,619	2,563
Diversity Funding Ltd.
1.971% due 02/10/2046	GBP	71,419	91,388
2.321% due 02/10/2046		590	377
2.821% due 02/10/2046		535	198
3.321% due 02/10/2046		535	86
4.571% due 02/10/2046		321	51
5.071% due 02/10/2046		103	3
5.171% due 02/10/2046		109	2
Downey Savings & Loan Association Mortgage Loan Trust
0.422% due 04/19/2047		$544	134
0.492% due 03/19/2045		85	57
0.572% due 09/19/2045		2,267	1,412

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.642% due 11/19/2044		$327	$131
1.079% due 03/19/2046		356	179
2.455% due 07/19/2044		937	752
2.509% due 07/19/2044		61	50
E-MAC NL BV
3.428% due 07/25/2036	EUR	1,379	1,548
European Loan Conduit
1.207% due 05/15/2019		5,636	6,448
Eurosail PLC
1.014% due 03/13/2045		2,047	2,650
1.054% due 03/13/2045		3,040	3,341
1.199% due 12/15/2044	GBP	2,157	2,987
1.199% due 03/13/2045		8,937	12,133
Extended Stay America Trust
1.165% due 01/05/2016 (a)		$164,500	1,371
3.128% due 01/05/2013 (a)		31,691	673
Fastnet Securities PLC
0.615% due 08/10/2043	EUR	36,292	28,395
First Horizon Alternative Mortgage Securities
0.612% due 02/25/2037		$727	389
2.416% due 08/25/2034		1,296	1,116
2.461% due 02/25/2035		4,874	4,049
2.470% due 08/25/2035		5,318	4,029
2.551% due 09/25/2034		2,062	2,000
2.603% due 04/25/2035		11,856	9,837
2.623% due 03/25/2035		1,349	1,125
5.250% due 02/25/2021		2,963	2,716
5.308% due 04/25/2037 (a)		11,319	1,890
6.000% due 07/25/2036		179	127
6.000% due 08/25/2036^		8,179	5,718
6.250% due 08/25/2037^		386	247
First Horizon Asset Securities, Inc.
2.538% due 02/25/2034		276	268
2.585% due 01/25/2037		3,788	2,852
2.593% due 05/25/2036		4,561	3,512
2.623% due 10/25/2035		5,853	4,437
2.631% due 10/25/2034		1,053	979
2.652% due 05/25/2035		2,219	1,831
2.675% due 06/25/2034		356	358
2.692% due 05/25/2034		218	211
2.701% due 06/25/2035		4,908	4,046
2.731% due 08/25/2035		393	323
3.084% due 05/25/2037		4,858	2,973
5.065% due 02/25/2035		2,133	2,082
5.250% due 05/25/2021		1,172	1,113
5.491% due 10/25/2035		961	729
5.500% due 04/25/2022		711	685
5.653% due 10/25/2034		23	23
5.750% due 10/25/2021		674	679
5.750% due 05/25/2037		1,200	971
6.250% due 11/25/2037^		722	601
First Republic Mortgage Loan Trust
0.592% due 11/15/2031		41	39
0.642% due 11/15/2032		142	135
0.742% due 11/15/2030		682	654
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		422,692	2,438
GMAC Commercial Mortgage Securities, Inc.
5.361% due 04/10/2040		6,595	6,687
GMAC Mortgage Corp. Loan Trust
2.927% due 11/19/2035		993	798
3.218% due 05/25/2035		481	373
3.233% due 03/18/2035		136	120
3.494% due 03/18/2035		4,697	4,446
4.565% due 10/19/2033		28	29
4.946% due 05/25/2035		3,111	2,926
5.069% due 11/19/2035		1,153	989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.241% due 03/18/2035		$93	$88
5.267% due 11/19/2035		12,727	11,960
Great Hall Mortgages PLC
0.604% due 06/18/2039		8,530	7,191
0.992% due 03/18/2039	EUR	10,155	11,150
1.012% due 06/18/2038		777	856
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		$326	310
0.422% due 01/25/2037		2,125	1,150
0.442% due 03/25/2047		304	185
0.452% due 04/25/2036		248	139
0.482% due 08/25/2045		843	560
0.502% due 10/25/2045		1,369	902
0.512% due 11/25/2045		140	87
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033		147	129
Greenwich Capital Commercial Funding Corp.
1.393% due 10/05/2020		4,357	4,294
2.243% due 10/05/2020		5,118	5,000
GS Mortgage Securities Corp.
0.224% due 12/10/2043 (a)		35,931	503
0.688% due 12/10/2043 (a)		154,275	4,121
1.561% due 08/10/2043 (a)		165,389	14,211
2.035% due 01/10/2045 (a)		7,490	1,070
2.167% due 02/10/2021 (a)		35,005	1,024
3.364% due 02/10/2021 (a)		41,136	2,040
4.805% due 03/06/2020		2,000	1,947
7.500% due 09/25/2036		1,745	1,554
7.500% due 10/25/2036		559	461
GSAA Trust
6.000% due 04/01/2034		14	14
GSMPS Mortgage Loan Trust
0.642% due 06/25/2034		309	268
GSR Mortgage Loan Trust
0.692% due 07/25/2037		723	436
1.938% due 04/25/2032		42	38
2.659% due 09/25/2035		288	248
2.664% due 09/25/2035		112	104
2.669% due 07/25/2035		998	849
2.677% due 09/25/2035		4,600	3,696
2.701% due 01/25/2036		18,140	14,444
2.705% due 08/25/2034		2,239	2,156
2.742% due 08/25/2034		197	170
2.749% due 07/25/2035		3,700	2,791
2.779% due 08/25/2034		6,332	5,736
2.792% due 07/25/2035		1,350	989
2.828% due 09/25/2034		124	111
2.856% due 01/25/2035		4,803	4,271
2.865% due 11/25/2035		234	171
2.866% due 04/25/2035		363	317
2.894% due 04/25/2036		290	229
2.896% due 05/25/2035		1,438	1,182
2.927% due 05/25/2035		3,772	2,869
2.937% due 10/25/2035		654	466
5.000% due 07/25/2036		2,692	2,508
5.018% due 01/25/2036		525	470
5.132% due 11/25/2035		4,829	4,654
5.199% due 04/25/2035		1,112	1,076
5.250% due 07/25/2035		994	971
5.376% due 03/25/2037		8,564	7,146
5.396% due 07/25/2035		3,895	3,319
5.500% due 07/25/2035		791	785
5.500% due 03/25/2036		4,385	3,566
5.500% due 06/25/2036		1,728	1,514
5.500% due 01/25/2037		16,800	14,700
5.750% due 02/25/2036		3,267	2,997
5.750% due 02/25/2037		540	509

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2021	$6,351	$5,676
6.000% due 06/25/2036	9,250	8,048
6.000% due 09/25/2036	5,715	4,881
6.000% due 01/25/2037	531	489
6.000% due 07/25/2037	624	523
6.500% due 10/25/2036	3,443	2,927
Harborview Mortgage Loan Trust
0.412% due 12/19/2036	413	224
0.422% due 11/19/2036	438	282
0.432% due 01/19/2038	3,999	2,600
0.452% due 11/19/2036	18,648	12,003
0.462% due 07/19/2047	1,638	1,105
0.482% due 01/19/2036	176	95
0.492% due 01/19/2036	206	126
0.522% due 02/19/2036	4,035	2,352
0.532% due 07/19/2045	174	62
0.552% due 11/19/2035	982	643
0.552% due 08/19/2045	1,789	1,256
0.572% due 09/19/2035	363	218
0.622% due 01/19/2035	1,091	567
0.632% due 12/19/2034	439	254
0.642% due 11/19/2034	590	382
0.642% due 12/19/2034	194	112
1.009% due 12/19/2036	1,511	829
1.369% due 06/19/2034	97	79
2.177% due 11/19/2034	1,251	1,002
2.646% due 06/19/2036	842	420
2.685% due 08/19/2034	2,900	2,453
2.763% due 01/19/2035	1,520	1,197
2.799% due 07/19/2035	5,838	4,247
2.900% due 12/19/2035	93	64
2.951% due 12/19/2035	222	170
2.959% due 07/19/2035	3,849	3,173
5.470% due 06/19/2036	392	220
5.750% due 08/19/2036^	3,186	1,878
HSBC Asset Loan Obligation
5.152% due 01/25/2037	215	153
6.123% due 01/25/2037	2,078	1,561
Impac CMB Trust
0.882% due 09/25/2034	814	662
Impac Secured Assets CMN Owner Trust
0.442% due 05/25/2036	255	145
Indymac ARM Trust
1.785% due 01/25/2032	5	4
Indymac Index Mortgage Loan Trust
0.372% due 10/25/2036	313	191
0.432% due 09/25/2046	2,022	1,215
0.452% due 05/25/2046	2,515	1,628
0.472% due 04/25/2035	3,145	2,058
0.482% due 07/25/2035	738	507
0.482% due 06/25/2037	364	253
0.522% due 03/25/2035	4,461	3,073
0.522% due 07/25/2035	386	121
0.542% due 06/25/2037^	1,276	437
0.562% due 02/25/2035	713	480
0.562% due 07/25/2045	645	447
0.842% due 04/25/2034	540	370
0.862% due 06/25/2034	34	28
1.022% due 10/25/2036	99	62
1.042% due 08/25/2034	212	143
1.122% due 09/25/2034	154	97
2.462% due 04/25/2035	112	95
2.501% due 08/25/2035	1,055	773
2.574% due 12/25/2034	88	68
2.592% due 06/25/2035	302	219
2.593% due 03/25/2035	147	124
2.622% due 11/25/2035^	9,180	5,030
2.630% due 01/25/2035	2,685	2,047

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.652% due 03/25/2035		$100	$85
2.714% due 03/25/2035		5,007	4,465
2.759% due 10/25/2034		164	137
2.800% due 06/25/2036		622	325
2.850% due 09/25/2036		165	85
2.926% due 10/25/2034		939	857
4.353% due 06/25/2037^		1,044	517
4.848% due 09/25/2035		1,354	1,040
4.914% due 08/25/2037		269	185
5.000% due 08/25/2035		579	428
5.000% due 06/25/2036		2,399	1,934
5.047% due 01/25/2036		591	422
5.051% due 11/25/2035		3,976	2,922
5.063% due 10/25/2035		484	372
5.074% due 05/25/2036		7,372	5,643
5.268% due 12/25/2035		87	65
Indymac Mortgage Loan Trust
2.510% due 01/25/2036		857	661
2.525% due 01/25/2036		6,555	5,363
5.044% due 11/25/2035		3,262	2,902
5.213% due 06/25/2037		701	546
5.519% due 08/25/2036		567	556
5.522% due 09/25/2037		18,678	12,125
6.250% due 11/25/2037		2,076	1,754
6.500% due 09/25/2037		247	151
Intesa Sec SRL
1.286% due 08/28/2023	EUR	162	215
JLOC Ltd.
0.456% due 02/16/2016	JPY	196	2
JPMorgan Alternative Loan Trust
2.694% due 05/25/2036^		$1,009	602
5.500% due 02/25/2021		573	503
5.550% due 10/25/2036		4,475	4,322
JPMorgan Chase Commercial Mortgage Securities Corp.
1.954% due 11/15/2043 (a)		212,832	21,006
2.170% due 06/15/2043 (a)		19,500	1,369
5.298% due 05/15/2047		2,456	2,526
5.647% due 03/18/2051		2,000	2,023
JPMorgan Mortgage Trust
2.274% due 10/25/2033		353	361
2.690% due 11/25/2035		1,302	1,277
2.721% due 01/25/2037		1,375	973
2.730% due 10/25/2035		1,005	851
2.731% due 08/25/2035		10,562	8,009
2.755% due 06/25/2035		317	250
2.756% due 10/25/2036		132	105
2.761% due 07/25/2035		661	604
2.766% due 08/25/2035		758	744
2.776% due 08/25/2036		79	58
2.777% due 07/25/2035		1,589	1,522
2.779% due 07/25/2035		177	151
2.782% due 02/25/2036		824	617
2.786% due 06/25/2036		9,301	6,693
2.853% due 07/25/2035		1,433	1,107
2.857% due 04/25/2035		486	421
2.871% due 07/25/2035		1,719	1,510
2.879% due 04/25/2037		1,976	1,478
2.889% due 05/25/2036		73	50
2.909% due 04/25/2035		2,992	2,791
3.912% due 06/25/2035		1,400	1,250
4.233% due 07/25/2035		1,989	1,607
4.298% due 04/25/2035		100	100
4.299% due 06/25/2037		1,333	891
4.438% due 02/25/2035		385	387
4.762% due 02/25/2034		60	60
4.999% due 08/25/2035		120	104
5.000% due 06/25/2021		2,788	2,679
5.000% due 03/25/2022		622	570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.244% due 10/25/2035		$38	$30
5.469% due 04/25/2036		3,400	2,836
5.490% due 05/25/2036		14,973	12,499
5.500% due 01/25/2021		275	273
5.500% due 03/25/2022		284	263
5.500% due 01/25/2036		7,016	6,501
5.506% due 04/25/2037		747	626
5.533% due 06/25/2036		1,465	1,264
5.548% due 06/25/2037		22,576	19,400
5.567% due 04/25/2036		7,545	6,606
5.750% due 03/25/2037		1,652	1,277
5.756% due 04/25/2037		21,986	18,598
5.903% due 10/25/2036		658	548
6.000% due 07/25/2036		15,727	13,767
6.000% due 08/25/2037		1,675	1,392
6.500% due 09/25/2035		1,217	1,215
7.000% due 08/25/2037		2,918	2,528
LB-UBS Commercial Mortgage Trust
0.518% due 02/15/2040 (a)		47,197	939
Lehman Mortgage Trust
1.142% due 12/25/2035		6,639	4,283
5.500% due 11/25/2035		1,225	1,141
5.500% due 12/25/2035^		168	122
6.452% due 04/25/2036		18,548	17,945
6.500% due 09/25/2037		20,904	17,022
Lehman XS Trust
0.342% due 05/25/2046		635	331
Luminent Mortgage Trust
0.442% due 02/25/2046		301	161
0.482% due 04/25/2036		107	55
Mach One Trust Commercial Mortgage-Backed
6.104% due 05/28/2040		294	295
Madison Square Ltd.
6.150% due 09/25/2043		18,861	18,776
Mall Funding PLC
1.770% due 04/22/2017	GBP	28,777	40,736
Mansard Mortgages PLC
1.689% due 12/15/2049		25,929	35,653
MASTR Adjustable Rate Mortgages Trust
0.482% due 05/25/2037		$1,468	696
1.960% due 09/25/2034		243	192
2.323% due 09/25/2033		1,901	1,772
2.334% due 05/25/2034		610	572
2.334% due 09/25/2035		2,042	1,069
2.375% due 01/25/2034		197	188
2.382% due 07/25/2035		2,142	1,662
2.496% due 12/25/2033		711	596
2.611% due 07/25/2035		2,269	1,751
2.625% due 10/25/2032		807	792
2.657% due 04/21/2034		301	302
2.673% due 12/21/2034		749	402
2.700% due 01/25/2036		319	257
2.718% due 11/21/2034		2,751	2,697
2.740% due 07/25/2034		3,213	2,952
2.874% due 12/25/2033		660	603
2.941% due 11/25/2036		291	197
3.245% due 10/25/2034		1,060	825
4.656% due 10/25/2032		693	642
4.854% due 02/25/2036		231	224
5.206% due 06/25/2035		759	766
MASTR Alternative Loans Trust
6.500% due 12/25/2034		167	164
7.000% due 06/25/2034		75	80
MASTR Asset Securitization Trust
5.250% due 11/25/2035		4,235	4,234
5.500% due 07/25/2033		99	102
5.500% due 06/26/2034		637	603

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	119

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/25/2021	$5,369	$5,418
6.000% due 10/25/2022	280	271
6.000% due 06/25/2036	1,500	1,232
MASTR Reperforming Loan Trust
0.592% due 05/25/2035	1,286	984
5.283% due 05/25/2036	467	432
6.000% due 08/25/2034	1,162	1,136
MASTR Seasoned Securities Trust
2.507% due 10/25/2032	498	493
2.698% due 10/25/2032	78	73
3.807% due 10/25/2032	859	778
6.500% due 08/25/2032	338	357
Mellon Residential Funding Corp.
0.942% due 11/15/2031	1,354	1,323
0.982% due 09/15/2030	1,032	906
Merrill Lynch Alternative Note Asset
0.542% due 03/25/2037	509	197
4.710% due 06/25/2037^	356	199
Merrill Lynch Mortgage Investors, Inc.
0.492% due 08/25/2036	42	36
2.321% due 02/25/2033	106	101
2.519% due 02/25/2035	9,087	7,816
2.575% due 02/25/2034	412	402
2.644% due 06/25/2035	4,700	3,587
2.703% due 07/25/2035	635	437
2.739% due 07/25/2035	3,553	2,981
2.743% due 09/25/2033	38	37
2.786% due 12/25/2035	245	192
2.839% due 03/25/2036	2,425	1,343
2.934% due 05/25/2034	449	447
5.242% due 09/25/2035	406	365
5.250% due 08/25/2036	129	131
Merrill Lynch Mortgage Trust
0.877% due 08/12/2039 (a)	15,926	269
Merrill Lynch Mortgage-Backed Securities Trust
2.582% due 08/25/2036	22,596	16,011
4.610% due 06/25/2037	64	44
5.242% due 04/25/2037	908	649
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.966% due 08/12/2049	8,000	8,888
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035	2,623	2,169
0.572% due 11/25/2029	3,847	3,420
0.702% due 03/25/2030	562	522
0.902% due 06/25/2028	48	46
0.922% due 04/25/2028	88	82
0.942% due 07/25/2030	2,642	2,312
0.990% due 03/25/2030	1,414	1,344
1.080% due 10/25/2028	445	403
1.090% due 11/25/2029	540	501
1.244% due 10/25/2035	20	18
1.401% due 01/25/2030	269	255
1.957% due 12/25/2034	2,852	2,646
2.065% due 05/25/2029	393	395
2.066% due 01/25/2029	4,842	4,234
2.126% due 04/25/2029	1,338	1,149
2.178% due 01/25/2029	403	393
2.256% due 05/25/2036	2,357	2,125
2.297% due 04/25/2035	564	516
2.409% due 08/25/2029	1,421	1,418
4.138% due 06/25/2037	580	507
5.318% due 05/25/2036	1,985	1,783
Morgan Stanley Capital
0.263% due 11/12/2049 (a)	43,229	526
Morgan Stanley Dean Witter Capital
1.865% due 03/25/2033	1,070	937

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
0.692% due 07/25/2034		$128	$115
0.802% due 10/25/2034		420	343
2.228% due 07/25/2034		764	685
2.336% due 06/25/2036		1,320	1,093
2.481% due 07/25/2035		881	646
2.657% due 08/25/2034		200	177
2.728% due 10/25/2034		364	295
2.780% due 07/25/2034		1,049	966
5.260% due 09/25/2035		314	231
5.490% due 12/25/2035		4,424	3,980
5.498% due 07/25/2035		1,730	1,551
5.498% due 11/25/2035		297	184
5.500% due 11/25/2035		220	178
5.750% due 09/25/2022		159	140
6.000% due 08/25/2037		1,817	1,620
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)		5,000	4,387
2.782% due 02/26/2036		32,460	29,802
Mortgages PLC
1.313% due 10/31/2038	GBP	2,331	3,306
Nemus Funding PLC
1.306% due 02/15/2020		7,370	9,784
Newgate Funding PLC
1.252% due 12/01/2050		3,500	4,503
1.476% due 12/15/2050	EUR	950	1,056
1.639% due 12/15/2050	GBP	144	224
2.039% due 12/15/2050		27,600	34,456
2.126% due 12/15/2050	EUR	5,200	3,624
2.289% due 12/15/2050	GBP	7,800	7,126
2.376% due 12/15/2050	EUR	8,700	4,815
Nomura Asset Acceptance Corp.
0.522% due 04/25/2037		$438	171
2.696% due 10/25/2035		921	640
3.132% due 02/25/2036^		2,159	1,224
5.159% due 03/25/2035		232	222
5.392% due 02/25/2036		5,959	4,146
5.500% due 05/25/2033		40	42
6.000% due 05/25/2033		10	11
6.500% due 03/25/2034		388	394
6.500% due 02/25/2035		3,161	3,233
7.000% due 04/25/2033		11	11
Opera Finance PLC
1.435% due 01/15/2015	EUR	9,000	8,522
Opteum Mortgage Acceptance Corp.
0.492% due 12/25/2035		$8,371	7,473
Preferred Residential Securities
2.139% due 12/15/2041	GBP	753	836
Prime Mortgage Trust
0.642% due 02/25/2019		$9	8
7.000% due 07/25/2034		981	917
Provident Funding Mortgage Loan Trust
2.628% due 04/25/2034		261	256
2.786% due 05/25/2035		2,065	1,866
RAAC Series
5.985% due 01/25/2017		56	58
RBSCF Trust
5.223% due 08/16/2048		2,008	2,023
5.336% due 05/16/2047		3,276	3,422
RBSSP Resecuritization Trust
0.492% due 03/26/2037		59,494	51,780
0.542% due 03/26/2035		2,534	2,275
0.562% due 08/26/2045		114	46
Real Estate Capital PLC
1.340% due 10/20/2014	GBP	3,525	5,551
Regal Trust
2.724% due 09/29/2031		$1,802	1,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc.
0.422% due 06/25/2046		$1,268	$510
0.492% due 02/25/2036^		1,202	469
0.522% due 12/25/2045		1,244	749
0.542% due 08/25/2035		2,523	1,558
0.572% due 03/25/2037		421	126
0.602% due 01/25/2037^		1,154	534
0.642% due 03/25/2033		266	241
0.642% due 06/25/2036		357	179
1.159% due 01/25/2046		1,287	720
1.519% due 09/25/2045		192	110
3.280% due 08/25/2035^		908	454
3.559% due 12/26/2034		128	91
5.000% due 09/25/2019		350	352
5.500% due 08/25/2034		62	64
5.500% due 08/25/2035		211	184
5.551% due 07/25/2035		301	188
5.750% due 12/25/2021		974	871
6.000% due 10/25/2034		1,687	1,715
6.000% due 08/25/2035		1,991	1,624
6.000% due 12/25/2035^		99	73
Residential Asset Mortgage Products, Inc.
7.000% due 11/25/2031		414	427
7.500% due 12/25/2031		137	140
7.500% due 05/25/2032		190	189
7.500% due 07/25/2032		1,316	1,255
Residential Asset Securitization Trust
0.742% due 03/25/2035		669	488
4.750% due 02/25/2019		160	162
5.500% due 07/25/2035		3,709	2,993
6.000% due 03/25/2037^		1,448	944
Residential Funding Mortgage Securities
2.884% due 09/25/2035		4,062	2,989
2.891% due 08/25/2035		6,242	4,263
5.250% due 01/25/2036		710	684
5.655% due 07/27/2037^		745	586
6.000% due 04/25/2037		788	666
6.000% due 04/25/2037^		8,702	7,363
6.000% due 10/25/2037		2,981	2,392
6.036% due 09/25/2036^		33	24
6.500% due 03/25/2032		178	187
RMAC Securities PLC
0.624% due 06/12/2044		5,903	4,880
1.190% due 06/12/2044	GBP	20,173	25,286
1.210% due 06/12/2044		3,100	4,076
Sequoia Mortgage Trust
0.562% due 11/20/2034		$344	308
0.592% due 07/20/2033		291	272
0.592% due 09/20/2034		1,195	1,069
0.622% due 04/20/2033		417	403
0.882% due 01/20/2034		1,279	1,107
0.902% due 06/20/2033		1,959	1,744
1.002% due 10/20/2027		29	27
1.033% due 01/20/2035		157	127
1.042% due 10/20/2027		264	247
1.073% due 11/20/2034		542	505
1.142% due 12/20/2032		152	146
2.501% due 01/20/2047		622	458
2.608% due 02/20/2047		881	688
2.653% due 04/20/2035		2,140	2,028
5.339% due 09/20/2046		2,005	1,573
Siena Mortgages SpA/Srl
2.181% due 11/22/2070	EUR	5,000	6,651
Silverstone Master Issuer PLC
1.792% due 01/21/2055		$2,000	2,011
Southern Pacific Financing PLC
1.640% due 12/10/2042	GBP	480	455

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.472% due 05/25/2035		$37	$34
0.722% due 06/25/2035		472	419
2.500% due 12/25/2035		277	117
2.530% due 05/25/2034		1,230	1,147
2.532% due 06/25/2034		603	555
2.574% due 11/25/2034		901	763
2.615% due 11/25/2034		4,802	4,347
2.618% due 10/25/2034		418	380
2.619% due 04/25/2035		222	171
2.620% due 05/25/2035		79	55
2.632% due 07/25/2034		2,270	2,108
2.666% due 12/25/2034		129	99
2.672% due 03/25/2034		369	338
2.697% due 08/25/2035		4,329	3,448
2.703% due 08/25/2034		71	59
2.722% due 02/25/2034		2,167	2,122
2.740% due 09/25/2034		280	228
2.751% due 03/25/2035		1,550	1,371
4.957% due 07/25/2037		85	57
5.117% due 05/25/2036		900	691
5.146% due 10/25/2035		188	184
5.199% due 11/25/2035		568	381
5.234% due 01/25/2037^		1,928	1,273
5.392% due 04/25/2034		100	98
5.400% due 11/25/2035		2,475	1,772
5.414% due 05/25/2036		18,127	12,433
5.419% due 03/25/2036^		4,056	2,766
5.508% due 01/25/2036		13,185	9,326
5.532% due 05/25/2036		60	48
Structured Asset Mortgage Investments, Inc.
0.432% due 07/25/2046		298	171
0.452% due 04/25/2036		327	199
0.452% due 08/25/2036		4,070	2,383
0.452% due 05/25/2046		976	477
0.472% due 05/25/2045		481	302
0.472% due 07/25/2046		101	22
0.492% due 07/19/2035		9,214	7,026
0.522% due 02/25/2036		48	27
0.922% due 05/19/2035		3,991	3,225
2.569% due 02/19/2035		17	15
3.909% due 05/25/2045		278	174
Structured Asset Securities Corp.
0.542% due 10/25/2027		1,400	1,304
0.592% due 04/25/2035		882	685
0.742% due 05/25/2033		1,411	1,361
2.533% due 12/25/2033		415	385
2.548% due 01/25/2034		591	533
2.592% due 11/25/2033		1,197	1,130
2.617% due 07/25/2033		1,628	1,562
2.623% due 11/25/2033		408	387
2.716% due 03/25/2033		465	431
2.772% due 10/25/2035		90	72
2.777% due 09/25/2033		1,462	1,331
3.059% due 09/25/2032		49	46
Suntrust Adjustable Rate Mortgage Loan Trust
5.685% due 10/25/2037		5,193	4,547
Thornburg Mortgage Securities Trust
0.382% due 06/25/2037		586	585
0.462% due 06/25/2047		729	721
0.782% due 03/25/2044		198	162
2.206% due 12/25/2044		148	132
3.002% due 10/25/2043		1,115	1,003
TIAA Retail Commercial Trust
5.770% due 06/19/2033		9,488	9,836
Titan Europe PLC
1.370% due 10/23/2016	GBP	8,333	11,629

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Commercial Mortgage Trust
0.817% due 07/15/2024		$3,800	$3,017
Vela Home SRL
1.288% due 10/25/2042	EUR	4,629	6,055
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		$725	788
Wachovia Mortgage Loan Trust LLC
2.637% due 10/20/2035		1,353	1,006
2.680% due 10/20/2035		3,930	3,125
2.785% due 08/20/2035		1,322	956
4.767% due 05/20/2036		1,129	1,038
5.133% due 10/20/2035		1,101	932
5.230% due 10/20/2035		1,521	1,423
6.103% due 03/20/2037		438	372
WaMu Mortgage Pass-Through Certificates
0.472% due 04/25/2045		7,393	5,948
0.502% due 11/25/2045		1,734	1,379
0.512% due 12/25/2045		7,277	5,806
0.532% due 07/25/2045		6,807	5,462
0.532% due 12/25/2045		15,460	11,629
0.552% due 01/25/2045		3,057	2,549
0.562% due 07/25/2045		8,834	7,027
0.572% due 01/25/2045		20,925	17,419
0.582% due 01/25/2045		1,677	1,344
0.592% due 01/25/2045		355	271
0.620% due 11/25/2034		6,776	5,626
0.640% due 10/25/2044		5,670	4,463
0.650% due 10/25/2044		7,391	5,818
0.670% due 07/25/2044		992	788
0.690% due 11/25/2034		151	106
0.859% due 02/25/2047		1,346	789
0.899% due 01/25/2047		807	455
0.909% due 06/25/2047		4,348	2,890
0.919% due 04/25/2047		406	202
0.979% due 12/25/2046		689	410
1.022% due 10/25/2045		5,577	4,833
1.119% due 09/25/2046		23,421	15,170
1.139% due 06/25/2046		165	125
1.139% due 07/25/2046		37,939	25,874
1.149% due 06/25/2046		6,482	4,491
1.159% due 02/25/2046		1,922	1,501
1.229% due 01/25/2046		1,632	1,340
1.359% due 11/25/2042		553	482
1.559% due 08/25/2042		134	109
1.946% due 12/19/2039		317	300
2.196% due 01/25/2037		14,221	9,755
2.283% due 11/25/2036		7,137	5,057
2.371% due 12/25/2036		253	177
2.460% due 12/25/2035		11,534	10,130
2.463% due 02/25/2033		1,750	1,564
2.466% due 10/25/2035		9,765	7,817
2.474% due 02/27/2034		50	49
2.474% due 01/25/2036		722	672
2.477% due 03/25/2036		203	147
2.489% due 09/25/2035		1,192	960
2.492% due 10/25/2034		2,870	2,781
2.496% due 03/25/2035		5,431	4,886
2.520% due 09/25/2036		27	19
2.530% due 08/25/2034		3,803	3,671
2.570% due 06/25/2033		511	503
2.634% due 02/25/2037		1,749	1,254
2.636% due 03/25/2037		8,386	6,692
2.724% due 05/25/2046		3,187	2,257
2.724% due 07/25/2046		946	748
4.835% due 06/25/2037		2,534	1,726
4.919% due 01/25/2036		14,071	11,017
4.937% due 01/25/2037		13,089	9,646
5.107% due 01/25/2037		2,249	1,673

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.121% due 03/25/2037	$89,382	$66,884
5.254% due 11/25/2036	4,430	3,323
5.255% due 12/25/2036	255	194
5.262% due 01/25/2036	2,080	1,883
5.276% due 02/25/2037	303	223
5.349% due 07/25/2037	924	777
5.388% due 05/25/2037	264	237
5.442% due 02/25/2037	13,906	11,650
5.469% due 08/25/2036	530	423
5.470% due 04/25/2037	730	156
5.522% due 08/25/2035	420	386
5.686% due 10/25/2036	1,927	1,506
5.750% due 10/25/2036	1,169	915
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.502% due 12/25/2035	978	592
1.099% due 04/25/2046	251	140
5.500% due 06/25/2035	9,221	7,846
5.500% due 11/25/2035	170	114
5.750% due 11/25/2035^	2,794	1,918
5.750% due 01/25/2036	11,992	9,218
6.500% due 08/25/2036	87,103	49,828
Washington Mutual MSC Mortgage Pass-Through Certificates
1.600% due 06/25/2033	148	95
5.000% due 03/25/2018	10	10
7.500% due 04/25/2033	79	81
Wells Fargo Commercial Mortgage Trust
1.457% due 11/15/2043 (a)	105,640	9,117
Wells Fargo Mortgage-Backed Securities Trust
0.542% due 04/25/2037	2,367	1,791
2.611% due 10/25/2036	680	521
2.613% due 02/25/2035	1,608	1,510
2.614% due 12/25/2034	2,647	2,611
2.620% due 11/25/2034	1,166	1,110
2.624% due 09/25/2034	295	297
2.631% due 03/25/2036	8,162	7,166
2.648% due 01/25/2035	441	418
2.651% due 04/25/2036	824	786
2.653% due 02/25/2034	1,275	1,234
2.668% due 03/25/2036	3,014	2,579
2.676% due 09/25/2034	436	437
2.682% due 06/25/2035	644	623
2.684% due 06/25/2035	279	283
2.688% due 09/25/2034	375	350
2.690% due 04/25/2035	2,935	2,702
2.695% due 04/25/2036	7,573	6,166
2.696% due 07/25/2034	328	325
2.700% due 09/25/2034	924	936
2.704% due 12/25/2034	268	268
2.705% due 05/25/2035	1,079	1,040
2.709% due 10/25/2034	44	44
2.716% due 10/25/2034	280	280
2.717% due 10/25/2035	1,995	1,890
2.720% due 06/25/2035	905	879
2.724% due 03/25/2035	157	145
2.734% due 08/25/2033	306	310
2.746% due 09/25/2036	8,347	6,170
2.762% due 06/25/2034	1,223	1,218
4.405% due 03/25/2036	556	539
4.769% due 07/25/2034	1,600	1,660
5.000% due 01/25/2020	248	254
5.133% due 08/25/2036	5,594	4,957
5.247% due 06/26/2035	3,705	3,225
5.248% due 05/25/2035	1,056	1,056
5.395% due 03/25/2036^	8,884	7,252
5.500% due 12/25/2033	17	18
5.500% due 08/25/2035	50	45

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	121

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/25/2036		$716	$676
5.500% due 09/25/2037		1,500	1,515
5.612% due 04/25/2036		3,951	3,736
5.750% due 03/25/2037		7,604	6,770
5.764% due 04/25/2037		1,943	1,703
6.000% due 06/25/2036		2,032	1,586
6.000% due 07/25/2036		711	660
6.000% due 08/25/2036		5,510	5,150
6.000% due 09/25/2036		533	503
6.000% due 11/25/2036		1,797	1,674
6.000% due 06/25/2037		12,500	11,364
6.000% due 07/25/2037		3,280	2,981
6.000% due 08/25/2037		3,780	3,639
6.000% due 10/25/2037		1,770	1,698
6.000% due 11/25/2037		716	684
18.723% due 03/25/2036		640	716
WF-RBS Commercial Mortgage Trust
2.507% due 04/15/2045 (a)(c)		101,829	16,984
WFDB Commercial Mortgage Trust
3.662% due 07/05/2024		6,000	6,203
Windermere CMBS PLC
1.206% due 08/22/2016	EUR	7,569	9,562
1.340% due 04/24/2017	GBP	13,073	18,265

Total Mortgage-Backed Securities (Cost $3,134,045)			3,128,919

ASSET-BACKED SECURITIES 21.4%
Aames Mortgage Trust
1.262% due 10/25/2033		$6,676	5,358
ABSC Manufactured Housing Contract
8.400% due 12/02/2030		33,495	34,098
Accredited Mortgage Loan Trust
0.422% due 04/25/2036		1,675	1,421
0.542% due 07/25/2034		7,105	4,418
0.842% due 04/25/2034		1,061	699
5.210% due 01/25/2034		5,901	4,822
ACE Securities Corp.
0.302% due 10/25/2036		312	85
0.332% due 07/25/2036		2,110	616
0.542% due 12/25/2045		955	871
0.572% due 11/25/2035		6,800	5,474
0.947% due 06/25/2035		4,973	4,568
1.042% due 02/25/2034		655	541
1.142% due 09/25/2033		388	298
1.292% due 12/25/2033		3,887	3,066
Advanta Business Card Master Trust
0.492% due 06/20/2014		587	547
0.492% due 12/22/2014		294	273
Aegis Asset-Backed Securities Trust
0.542% due 06/25/2034		62	57
1.292% due 01/25/2034		588	498
AFC Home Equity Loan Trust
0.842% due 09/27/2027		348	235
1.122% due 02/25/2029		233	154
Alzette European CLO S.A.
0.794% due 12/15/2020		1,085	1,065
AMAC CDO Funding Ltd.
0.517% due 11/23/2050		21,685	18,193
Ameriquest Mortgage Securities, Inc.
0.592% due 11/25/2033		571	417
1.277% due 12/25/2033		1,785	1,288
3.767% due 11/25/2032^		119	11
5.005% due 11/25/2035		1,414	1,429
5.140% due 10/25/2033		373	371
5.867% due 02/25/2033^		52	4
6.501% due 07/25/2033		3,472	2,650

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AMMC CDO
0.812% due 12/19/2019		$6,762	$6,424
Amortizing Residential Collateral Trust
0.822% due 07/25/2032		185	147
Aquilae CLO PLC
1.754% due 01/17/2023	EUR	6,152	7,606
ARES CLO Ltd.
0.831% due 04/20/2017		$2,311	2,291
Argent Securities, Inc.
0.332% due 07/25/2036		557	181
1.277% due 03/25/2034		6,072	4,951
1.292% due 12/25/2033		941	709
Asset-Backed Funding Certificates
0.592% due 06/25/2034		4,749	3,391
1.367% due 12/25/2032		3,289	2,645
1.369% due 12/25/2032		244	214
Asset-Backed Securities Corp. Home Equity
0.382% due 07/25/2036		998	621
1.217% due 12/15/2033		8,342	6,337
1.892% due 03/15/2032		752	544
Avoca CLO BV
1.433% due 09/15/2021	EUR	2,831	3,521
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025		$5,000	7,177
Bayview Financial Acquisition Trust
0.511% due 04/28/2036		504	440
0.826% due 08/28/2044		776	745
0.871% due 05/28/2044		433	400
5.660% due 12/28/2036		1,468	1,513
Bayview Financial Asset Trust
1.142% due 03/25/2037		237	137
Bear Stearns Asset-Backed Securities Trust
0.302% due 01/25/2037		707	668
0.312% due 12/25/2036		298	279
0.322% due 10/25/2036		960	889
0.332% due 06/25/2047		2,802	2,707
0.352% due 11/25/2036		2,560	1,516
0.372% due 10/25/2036		443	420
0.422% due 06/25/2047		17,092	12,652
0.472% due 04/25/2036		342	161
0.642% due 12/25/2042		6,924	6,316
0.642% due 09/25/2046		4,974	2,867
0.732% due 07/25/2035		320	243
0.732% due 06/25/2036		800	526
0.742% due 09/25/2034		397	276
0.902% due 10/25/2032		53	45
1.042% due 10/27/2032		90	76
1.217% due 02/25/2034		1,013	771
1.242% due 10/25/2037		1,805	1,167
1.242% due 11/25/2042		3,276	2,773
1.342% due 10/25/2033		492	447
2.117% due 08/25/2034		1,800	1,289
3.114% due 10/25/2036		345	199
5.500% due 06/25/2034		1,246	1,251
5.500% due 08/25/2036		2,165	1,537
5.750% due 10/25/2033		1,108	1,124
Bear Stearns Second Lien Trust
0.462% due 12/25/2036		268	263
Blackrock Senior Income Series Corp.
0.801% due 04/20/2019		9,066	8,556
BNC Mortgage Loan Trust
0.342% due 03/25/2037		1,300	859
0.342% due 05/25/2037		246	223
0.492% due 11/25/2037		967	945
Bombardier Capital Mortgage Securitization Corp.
6.530% due 10/15/2028		3,872	3,952
6.975% due 12/15/2029		9,050	5,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.180% due 12/15/2029		$16,764	$10,030
7.575% due 06/15/2030		17,641	9,314
Callidus Debt Partners Fund Ltd.
0.733% due 11/20/2020		10,000	9,431
Capital Trust Re CDO Ltd.
5.160% due 06/25/2035		2,567	2,552
Carrington Mortgage Loan Trust
0.492% due 10/25/2036		13,800	4,319
0.562% due 10/25/2035		33	30
0.662% due 02/25/2037		1,688	484
Cars Alliance Funding PLC
1.423% due 10/08/2023	EUR	5,869	7,822
CDC Mortgage Capital Trust
1.157% due 11/25/2034		$297	214
Centex Home Equity
0.862% due 09/25/2034		1,681	1,198
5.210% due 11/25/2028		911	897
Chase Funding Mortgage Loan Asset-Backed Certificates
0.742% due 05/25/2032		25	23
0.842% due 07/25/2033		21	18
CIT Mortgage Loan Trust
1.492% due 10/25/2037		350	274
1.692% due 10/25/2037		1,380	625
Citibank Omni Master Trust
2.342% due 05/16/2016		350	351
Citigroup Mortgage Loan Trust, Inc.
0.282% due 12/25/2036		110	108
0.302% due 05/25/2037		38	37
0.302% due 07/25/2045		5,070	3,467
0.352% due 08/25/2036		26	24
0.422% due 03/25/2037		950	705
0.442% due 11/25/2045		2,174	1,583
1.442% due 09/25/2033		1,667	1,233
4.964% due 08/25/2035		898	847
5.249% due 08/25/2035		811	722
Commercial Industrial Finance Corp.
0.748% due 03/01/2021		3,500	3,303
0.773% due 05/10/2021		4,000	3,786
Conseco Finance Securitizations Corp.
2.291% due 12/01/2033		24,500	19,777
6.030% due 03/01/2033		17,736	18,526
6.910% due 05/01/2033		53,204	54,873
7.360% due 08/01/2032		15,854	16,805
7.424% due 03/01/2033		9,000	9,301
7.490% due 07/01/2031		70,945	69,298
7.770% due 09/01/2031		22,228	22,228
7.960% due 05/01/2031		31,332	25,398
7.970% due 05/01/2032		6,590	4,517
8.060% due 05/01/2031		7,026	4,559
8.200% due 05/01/2031		43,084	34,140
8.310% due 05/01/2032		34,716	24,004
8.850% due 12/01/2030		2,253	1,760
Conseco Financial Corp.
6.040% due 11/01/2029		2	2
6.440% due 12/01/2030		20,973	20,606
6.660% due 06/01/2030		289	309
6.680% due 12/01/2030		6,800	6,865
6.740% due 02/01/2031		5,952	5,896
6.760% due 03/01/2030		5,127	5,584
6.870% due 01/15/2029		506	549
7.410% due 05/01/2031		1,123	941
7.550% due 01/15/2029		4,142	4,492
7.860% due 03/01/2030		24,443	19,593
Countrywide Asset-Backed Certificates
0.292% due 07/25/2037		754	739
0.342% due 09/25/2047		121	120
0.362% due 06/25/2047		500	408

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.422% due 09/25/2036	$5,198	$4,329
0.432% due 06/25/2036	461	395
0.432% due 07/25/2036	714	649
0.492% due 04/25/2036	460	395
0.582% due 12/25/2036	1,335	558
0.632% due 11/25/2034	2,628	2,324
0.692% due 11/25/2034	2,389	2,216
0.702% due 11/25/2035	3,716	2,998
0.812% due 08/25/2034	9,500	6,430
0.942% due 11/25/2034	1,440	981
1.102% due 05/25/2033	618	472
1.292% due 07/25/2033	2,613	2,110
4.454% due 10/25/2035	68	68
4.693% due 10/25/2035	4,320	3,770
4.778% due 02/25/2036	39,004	30,230
5.050% due 02/25/2036	865	686
5.075% due 02/25/2036	1,341	601
5.348% due 07/25/2036	2,718	2,184
5.446% due 04/25/2036	1,641	1,521
5.774% due 09/25/2046	6,955	6,633
5.884% due 01/25/2037	794	755
Credit Suisse First Boston Mortgage Securities Corp.
2.592% due 08/25/2032	634	272
Credit-Based Asset Servicing and Securitization LLC
0.302% due 11/25/2036	137	53
0.302% due 04/25/2037	129	93
0.312% due 01/25/2037	43	8
0.362% due 07/25/2037	445	360
0.412% due 03/25/2036	2,281	1,434
0.722% due 01/25/2035	21,426	16,930
1.142% due 11/25/2033	3,113	2,597
1.262% due 11/25/2033	1,997	1,609
5.514% due 01/25/2037	344	125
5.746% due 12/25/2037	1,357	1,338
6.280% due 05/25/2035	4,808	4,272
Crest Dartmouth Street
1.023% due 06/28/2018	3,281	3,142
Crest Ltd.
1.071% due 05/28/2018	2,223	2,134
Denver Arena Trust
6.940% due 11/15/2019	750	770
EMC Mortgage Loan Trust
0.612% due 05/25/2040	180	154
0.712% due 04/25/2042	3,347	2,319
0.792% due 03/25/2031	7,141	5,887
0.792% due 11/25/2041	211	188
Equity One ABS, Inc.
5.495% due 12/25/2033	1,163	1,134
FBR Securitization Trust
1.002% due 09/25/2035	4,241	3,904
Finance America Mortgage Loan Trust
1.292% due 09/25/2033	493	393
First Franklin Mortgage Loan Asset-Backed Certificates
0.432% due 01/25/2036	336	305
0.432% due 03/25/2036	588	456
0.462% due 01/25/2038	750	330
0.502% due 11/25/2036	563	452
0.522% due 10/25/2035	2,088	2,050
0.622% due 09/25/2035	5,862	5,532
1.067% due 05/25/2034	7,572	5,667
First NLC Trust
0.312% due 08/25/2037	796	247
Four Corners CLO
0.811% due 07/22/2020	4,902	4,684
Fremont Home Loan Trust
0.512% due 04/25/2036	101	29
1.067% due 01/25/2034	4,693	3,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Galaxy CLO Ltd.
0.800% due 04/25/2019		$5,918	$5,634
GCO Education Loan Funding Trust
0.611% due 08/25/2028		17,000	16,188
GE-WMC Mortgage Securities LLC
0.282% due 08/25/2036		7	2
Gia Investment Grade CDO Ltd.
1.504% due 04/01/2013		3,500	3,427
Goldman Sachs Asset Management CLO PLC
0.767% due 08/01/2022		17,182	16,060
Green Tree
8.970% due 04/25/2038		5,000	5,517
Greenpoint Manufactured Housing
8.300% due 10/15/2026		6,000	6,588
Greenpoint Mortgage Funding Trust
0.842% due 09/25/2034		1,250	1,178
Grosvenor Place CLO BV
1.454% due 07/20/2021	EUR	9,885	12,495
1.589% due 03/28/2023	GBP	17,300	25,484
GSAA Trust
0.312% due 03/25/2036		$58	27
0.512% due 06/25/2035		829	699
0.512% due 10/25/2035		9,255	6,813
0.612% due 06/25/2035		1,250	968
5.344% due 09/25/2035		490	396
6.000% due 11/25/2037		1,863	1,359
GSAMP Trust
0.312% due 12/25/2036		553	363
0.372% due 01/25/2037		140	124
0.392% due 08/25/2036		200	73
0.392% due 10/25/2036		1,971	135
0.422% due 11/25/2035		331	39
0.482% due 12/25/2035		11,602	7,962
0.582% due 01/25/2035		2,354	2,265
0.842% due 10/25/2034		2,082	1,792
GSRPM Mortgage Loan Trust
0.542% due 03/25/2035		2,721	2,221
0.542% due 09/25/2036		7,758	6,127
Guggenheim Structured Real Estate Funding Ltd.
0.792% due 09/25/2046		8,620	8,063
Halcyon Loan Investors CLO Ltd.
0.833% due 11/20/2020		6,000	5,071
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.752% due 08/07/2021		34,900	33,730
0.847% due 08/07/2021		35,000	30,383
Harbourmaster CLO Ltd.
1.136% due 06/15/2020	EUR	5,545	7,037
Hartford Mezzanine Investors CRE CDO
0.692% due 08/25/2042		$2,860	2,630
Harvest CLO S.A.
1.587% due 03/29/2017	EUR	3,833	4,932
Hillmark Funding
0.743% due 05/21/2021		$25,000	23,293
Home Equity Asset Trust
0.332% due 08/25/2037		635	622
0.352% due 07/25/2037		694	680
0.427% due 07/25/2037		28,000	18,971
0.452% due 05/25/2036		6,739	6,064
0.942% due 12/25/2033		97	81
1.002% due 11/25/2032		128	92
1.142% due 11/25/2034		1,500	1,086
1.442% due 06/25/2032		6,900	5,357
HSBC Home Equity Loan Trust
0.532% due 01/20/2034		2,101	1,929
HSI Asset Securitization Corp. Trust
0.292% due 10/25/2036		32	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ICE EM CLO
1.106% due 08/15/2022		$40,000	$36,147
IMC Home Equity Loan Trust
7.520% due 08/20/2028		117	118
Indymac Residential Asset-Backed Trust
0.692% due 08/25/2035		6,475	5,045
Irwin Home Equity Corp.
0.782% due 07/25/2032		5	3
IXIS Real Estate Capital Trust
1.187% due 02/25/2035		5,443	3,966
JPMorgan Mortgage Acquisition Corp.
0.302% due 03/25/2047		1,763	1,473
0.322% due 03/25/2037		28	27
0.342% due 03/25/2047		545	371
0.352% due 08/25/2036		2,002	676
5.453% due 11/25/2036		2,801	2,797
5.478% due 01/25/2037		59	45
Jubilee CDO BV
2.165% due 10/15/2019	EUR	1,231	1,596
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040		$2,263	2,362
Lehman XS Trust
0.342% due 01/25/2037^		39	38
0.392% due 04/25/2037		4,359	2,456
0.432% due 11/25/2046		615	385
0.452% due 09/25/2046		448	215
0.512% due 12/25/2035		243	167
0.542% due 11/25/2035		3,560	2,458
0.542% due 12/25/2035		64	19
5.110% due 07/25/2035		2,400	1,665
Locat Securitisation Vehicle SRL
1.062% due 12/12/2028	EUR	4,406	5,637
Long Beach Mortgage Loan Trust
0.502% due 05/25/2036		$999	312
0.572% due 01/25/2046		257	109
0.772% due 06/25/2034		8,762	6,620
1.097% due 07/25/2034		7,200	5,132
1.367% due 07/25/2033		4,795	3,438
Madison Avenue Manufactured Housing Contract
1.692% due 03/25/2032		8,792	8,685
MASTR Asset-Backed Securities Trust
0.292% due 08/25/2036		1,225	404
0.292% due 11/25/2036		13	4
0.292% due 01/25/2037		118	25
0.372% due 10/25/2036		642	629
0.452% due 11/25/2036		918	309
0.542% due 05/25/2037		30,182	23,101
0.612% due 06/25/2035		888	838
1.292% due 08/25/2033		827	797
Mercator CLO PLC
1.276% due 02/18/2024	EUR	11,849	14,474
Merit Securities Corp.
6.690% due 07/28/2033		$4,931	5,306
Merrill Lynch First Franklin Mortgage Loan Trust
0.482% due 05/25/2037		2,455	1,012
Merrill Lynch Mortgage Investors, Inc.
0.392% due 11/25/2037		13,100	4,574
0.522% due 01/25/2047		3,826	2,105
0.692% due 02/25/2047		26,890	12,015
0.742% due 06/25/2036		2,140	1,134
Mesa Trust Asset-Backed Certificates
3.467% due 11/25/2031		1,500	784
Mid-State Trust
3.500% due 12/15/2045		15,168	15,333
4.864% due 07/15/2038		1,446	1,458
8.330% due 04/01/2030		6,000	6,042

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	123

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital
0.372% due 01/25/2037	$8,480	$3,016
0.382% due 05/25/2037	800	276
0.422% due 01/25/2036	3,502	3,098
0.472% due 02/25/2037	1,200	382
0.702% due 06/25/2034	2,922	2,577
0.772% due 09/25/2034	323	249
0.922% due 11/25/2034	311	256
0.982% due 01/25/2034	78	66
1.042% due 07/25/2037	3,752	3,236
1.052% due 04/25/2034	4,998	3,914
1.142% due 05/25/2034	12,388	9,020
1.172% due 06/25/2034	5,954	4,734
1.262% due 10/25/2033	5,393	4,207
1.322% due 03/25/2033	108	93
1.442% due 06/25/2033	3,815	2,974
Morgan Stanley Dean Witter Capital
1.592% due 02/25/2033	2,275	1,776
Morgan Stanley Home Equity Loan Trust
0.342% due 04/25/2037	183	149
0.382% due 12/25/2036	270	87
0.572% due 12/25/2035	390	260
Morgan Stanley IXIS Real Estate Capital Trust
0.352% due 11/25/2036	11,616	3,740
0.462% due 11/25/2036	10,600	3,470
Morgan Stanley Mortgage Loan Trust
0.472% due 02/25/2037	954	398
5.622% due 01/25/2047	1,344	1,150
5.750% due 04/25/2037	827	548
6.000% due 07/25/2047	1,232	1,037
Mountain View Funding CLO
0.827% due 04/15/2019	1,984	1,916
MSIM Peconic Bay Ltd.
0.841% due 07/20/2019	3,700	3,559
N-Star Real Estate CDO Ltd.
0.591% due 07/27/2040	6,473	5,417
Nationstar Home Equity Loan Trust
0.372% due 06/25/2037	806	585
0.412% due 09/25/2036	200	170
0.472% due 03/25/2037	766	373
0.492% due 06/25/2037	340	136
0.562% due 04/25/2037	550	226
Nationstar Home Mortgage LLC
0.882% due 06/25/2034	721	450
Navigare Funding CLO Ltd.
0.753% due 05/20/2019	7,711	7,562
New Century Home Equity Loan Trust
0.422% due 05/25/2036	1,430	784
0.612% due 08/25/2034	181	139
Oakwood Mortgage Investors, Inc.
5.190% due 09/15/2019	7,508	6,992
5.410% due 11/15/2032	9,958	8,737
6.190% due 12/15/2013	1,864	1,724
6.340% due 04/15/2029	1,253	1,278
7.945% due 03/15/2022	4,442	3,071
8.150% due 09/15/2029	7,162	5,027
Octagon Investment Partners Ltd.
0.751% due 08/25/2021	10,000	9,296
0.791% due 11/28/2018	5,200	4,987
Option One Mortgage Loan Trust
0.382% due 02/25/2037	2,300	822
1.142% due 07/25/2032	2,445	2,000
1.142% due 01/25/2034	5,275	3,977
Origen Manufactured Housing
0.392% due 11/15/2018	2,055	1,984
7.650% due 03/15/2032	10,200	10,836

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pacifica CDO Ltd.
0.819% due 01/26/2020		$24,102	$22,883
0.853% due 02/15/2017		3,818	3,781
Park Place Securities, Inc.
0.692% due 09/25/2035		150	102
0.762% due 01/25/2036		5,000	4,638
0.922% due 12/25/2034		4,094	3,986
Penta CLO S.A.
1.917% due 06/04/2024	EUR	14,912	17,864
Popular ABS Mortgage Pass-Through Trust
0.522% due 07/25/2035		$1,527	1,082
5.417% due 04/25/2035		129	75
5.480% due 01/25/2036		229	165
Prima Capital CDO Ltd.
5.417% due 12/28/2048		16,270	16,325
Primus CLO Ltd.
0.800% due 07/15/2021		10,039	9,356
Quest Trust
2.492% due 05/25/2033		1,043	1,011
RAAC Series
0.432% due 09/25/2045		768	699
0.512% due 05/25/2036		100	65
0.592% due 02/25/2046		1,050	612
0.592% due 11/25/2046		1,318	665
0.622% due 10/25/2046		5,175	2,827
1.442% due 09/25/2047		3,192	2,511
Renaissance Home Equity Loan Trust
0.682% due 08/25/2033		2,460	2,042
0.742% due 12/25/2033		200	161
Residential Asset Mortgage Products, Inc.
0.362% due 05/25/2037		429	425
1.172% due 06/25/2034		7,318	5,329
1.232% due 10/25/2033		9,827	7,192
4.790% due 06/25/2033		125	126
4.828% due 12/25/2033		536	515
5.340% due 08/25/2033		2,965	2,919
5.800% due 10/25/2033		247	165
Residential Asset Securities Corp.
0.562% due 01/25/2036		5,087	3,969
0.742% due 07/25/2032^		178	101
1.067% due 02/25/2034		5,742	4,192
5.120% due 12/25/2033		5,158	4,241
6.084% due 06/25/2032		292	243
6.349% due 03/25/2032		270	249
Residential Funding Mortgage Securities, Inc.
0.372% due 05/25/2036		2,240	1,621
Salomon Brothers Mortgage Securities, Inc.
0.797% due 10/25/2028		45	44
Saxon Asset Securities Trust
0.742% due 03/25/2032		947	750
1.217% due 12/25/2033		9,233	6,609
Securitized Asset-Backed Receivables LLC
0.302% due 12/25/2036^		706	161
0.322% due 11/25/2036^		274	59
0.572% due 10/25/2035		124	108
Silver Birch CLO BV
1.647% due 02/10/2020	EUR	925	1,178
SLC Student Loan Trust
4.750% due 06/15/2033		$1,776	1,726
SLM Student Loan Trust
1.136% due 12/15/2023	EUR	12,404	15,492
1.146% due 09/15/2021		6,007	7,830
1.338% due 10/25/2039		10,000	9,510
2.162% due 08/15/2016		$1,666	1,674
2.892% due 12/16/2019		4,900	4,984
3.492% due 05/16/2044		47,770	49,633

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Equity Loan Trust
0.322% due 06/25/2037		$254	$203
0.352% due 02/25/2037		307	109
0.372% due 07/25/2037		160	90
0.422% due 05/25/2036		653	522
0.502% due 12/25/2035		3,360	3,061
0.892% due 11/25/2033		2,509	2,215
1.042% due 10/25/2037		17	17
Specialty Underwriting & Residential Finance
0.492% due 09/25/2036		161	155
Stony Hill CDO Ltd.
0.892% due 10/15/2013		890	875
Structured Asset Investment Loan Trust
0.942% due 04/25/2033		952	784
1.217% due 09/25/2034		279	145
Structured Asset Securities Corp.
0.392% due 05/25/2037		1,457	1,343
0.412% due 06/25/2037		10,520	2,229
0.822% due 01/25/2033		236	199
1.592% due 04/25/2033		886	779
1.742% due 04/25/2035		1,407	1,186
3.450% due 02/25/2032		1,166	1,055
4.910% due 06/25/2033		249	247
Triaxx Prime CDO
0.501% due 10/02/2039		72,094	43,443
Truman Capital Mortgage Loan Trust
0.502% due 03/25/2036		332	212
0.992% due 12/25/2032		3,200	2,661
Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032		5,000	5,348
Vanderbilt Mortgage Finance
5.840% due 02/07/2026		2,125	2,200
6.570% due 08/07/2024		1,090	1,142
6.750% due 03/07/2029		510	510
Venture CDO Ltd.
0.791% due 01/20/2022		10,000	9,393
Volkswagen Car Lease
1.552% due 08/21/2015	EUR	385	515
WaMu Asset-Backed Certificates
0.352% due 04/25/2037		$155	115
Washington Mutual Asset-Backed Certificates
0.302% due 10/25/2036		382	242
0.422% due 10/25/2036		23,000	7,133
Wells Fargo Home Equity Trust
0.872% due 04/25/2034		315	193

Total Asset-Backed Securities (Cost $1,688,825)			1,680,268

SOVEREIGN ISSUES 0.9%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	5,000	6,988
Korea Housing Finance Corp.
4.125% due 12/15/2015		$11,500	12,158
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		25,900	26,807
5.450% due 11/22/2017		20,000	20,753

Total Sovereign Issues (Cost $63,801)			66,706

		SHARES
WARRANTS 0.0%

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017		6,100	0

Total Warrants (Cost $0)			0

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%
Citigroup, Inc.
7.500% due 12/15/2012	7,000	$725
Wells Fargo & Co.
7.500% due 12/31/2049	1,200	1,340

		2,065

UTILITIES 0.1%
PPL Corp.
9.500% due 07/01/2013	68,700	3,723

Total Convertible Preferred Securities (Cost $5,406)		5,788

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 12/31/2049	40,000	868
GMAC Capital Trust
8.125% due 02/15/2040	30,000	693
SLM Corp.
4.921% due 01/16/2018	51,000	1,135

Total Preferred Securities (Cost $2,329)		2,696

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS 0.6%
Banc of America Securities LLC
0.050% due 04/02/2012	$15,200	$15,200
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $15,520. Repurchase proceeds are $15,200)
0.100% due 04/02/2012	3,000	3,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.250% due 02/15/2015 valued at $3,060. Repurchase proceeds are $3,000)
Barclays Capital, Inc.
0.150% due 01/26/2014	3,548	3,548
(Dated 01/31/2012. Collateralized by Denbury Resources, Inc. 8.250% due 02/15/2020 valued at $3,399. Repurchase proceeds are $3,547.)
Citigroup Global Markets, Inc.
0.080% due 04/02/2012	20,400	20,400
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.375% due 07/31/2013 valued at $20,807. Repurchase proceeds are $20,400)
0.150% due 04/02/2012	5,500	5,500
(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 0.200% due 04/30/2013 valued at $5,615. Repurchase proceeds are $5,500)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/02/2012	$419	$419
(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $428. Repurchase proceeds are $419.)

		48,067

U.S. TREASURY BILLS 0.5%
0.125% due 04/05/2012 - 03/07/2013 (e)(h)(i)(j)	42,986	42,962

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (g) 1.6%
PIMCO Short-Term Floating NAV Portfolio	12,545,574	125,719

Total Short-Term Instruments (Cost $216,744)		216,748

Total Investments 150.8% (Cost $11,736,090)		$11,865,600

Other Assets and Liabilities (Net) (50.8%)		(3,998,732)

Net Assets 100.0%		$7,866,868

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Affiliated to the Fund.
(h)	Securities with an aggregate market value of $2,138 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(i)	Securities with an aggregate market value of $30,126 have been pledged as collateral as of March 31, 2012 for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(j)	On March 31, 2012, securities valued at $3,533,402 were pledged as collateral for reverse repurchase agreements outstanding.

		Principal Matures Within
Counterparty	Coupon Rate(1)	0 - 6 Months			Market Value	Market Value & Accrued Interest
BCY	0.350%	$		1,015,655	$1,015,655	$1,015,862
BOS	0.180%			66,246	66,246	66,251
BPG	0.170%			123,750	123,750	123,760
BRC	0.200%		EUR	6,410	8,549	8,550
DUB	0.350% - 0.650%	$		1,025,127	1,025,127	1,025,342
JPS	0.160%			130,487	130,487	130,499
MYI	0.650%		EUR	32,629	43,517	43,554
RBS	0.450%			45,120	45,120	45,126
SAL	0.300% - 0.470%	$		931,897	931,897	932,065
ULW	0.620% - 1.250%		EUR	35,747	47,676	47,720

					$3,438,024	$3,438,729

(1)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $2,635,712 at a weighted average interest rate of 0.348%.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	125

Schedule of Investments PIMCO Income Fund (Cont.)

(k)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $3,071 and cash of $824 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	22,407	$387	$(356)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		1,800	53	10
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017		204,300	(936)	92

					$(496)	$(254)

(l)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	(5.000%	)	03/20/2018	2.108%	$	1,500	$(232)	$(148)	$(84)
Centex Corp.	BPS	(1.000%	)	06/20/2016	1.777%		8,500	261	913	(652)
D.R. Horton, Inc.	DUB	(1.000%	)	03/20/2016	1.560%		12,500	262	779	(517)
D.R. Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.626%		14,000	348	879	(531)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	2.481%		5,000	192	192	0
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.103%		4,500	18	174	(156)
FBG Finance Ltd.	BRC	(1.600%	)	06/20/2015	0.355%		2,000	(81)	0	(81)
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	2.350%		8,000	305	519	(214)
Toll Brothers Finance Corp.	DUB	(1.000%	)	12/20/2017	1.687%		14,600	527	1,018	(491)
Tyson Foods, Inc.	DUB	(1.000%	)	06/20/2016	1.045%		10,000	15	200	(185)

								$1,615	$4,526	$(2,911)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%	$	1,000	$8	$(5)	$13
General Electric Capital Corp.	DUB	4.820%	12/20/2013	0.779%		2,000	143	0	143
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%		3,100	27	(32)	59
Japan Government International Bond	CBK	1.000%	03/20/2016	0.781%		700	6	(5)	11
Japan Government International Bond	CBK	1.000%	06/20/2016	0.819%		2,600	20	(1)	21
Japan Government International Bond	GST	1.000%	03/20/2016	0.781%		18,700	167	(194)	361
Japan Government International Bond	HUS	1.000%	06/20/2016	0.819%		6,700	52	(3)	55
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		6,300	57	(76)	133
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%		7,500	67	(87)	154
Japan Government International Bond	RYL	1.000%	03/20/2016	0.781%		5,200	46	(61)	107
MetLife, Inc.	BOA	1.000%	09/20/2015	1.801%		17,900	(473)	(1,188)	715
MetLife, Inc.	DUB	1.000%	03/20/2018	2.169%		10,000	(623)	(568)	(55)
NRG Energy, Inc.	GST	5.000%	06/20/2017	6.844%		600	(44)	(48)	4
NRG Energy, Inc.	GST	5.000%	03/20/2019	7.070%		500	(49)	(42)	(7)
NRG Energy, Inc.	UAG	5.000%	03/20/2017	6.685%		100	(6)	(8)	2
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.191%		800	(4)	(25)	21
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.191%		1,000	(7)	(29)	22
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.549%		800	2	(5)	7
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	0.549%		2,000	7	(11)	18
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.191%		400	(3)	(13)	10
SLM Corp.	BOA	5.000%	12/20/2013	2.641%		1,100	46	0	46
SLM Corp.	CBK	5.000%	12/20/2013	2.641%		800	33	69	(36)
Tokyo Electric Power Co., Inc.	BOA	1.000%	06/20/2013	7.001%	JPY	220,000	(183)	(165)	(18)
Tokyo Electric Power Co., Inc.	BOA	1.000%	09/20/2013	6.866%		430,000	(375)	(379)	4
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%		85,400	(23)	(124)	101
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	5.928%		167,000	(70)	(368)	298
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	7.001%		15,000	(12)	(37)	25
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	6.866%		28,000	(27)	(60)	33
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	5.926%		8,000	(1)	(16)	15
TRW Automotive Holdings Corp.	UAG	1.100%	06/20/2012	0.452%	$	1,500	3	0	3

							$(1,216)	$(3,481)	$2,265

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AA.6-1 Index	CBK	0.320%	07/25/2045	$	4,750	$(2,608)	$(2,897)	$289
ABX.HE.AA.6-1 Index	GST	0.320%	07/25/2045		11,875	(6,523)	(7,244)	721
ABX.HE.AA.6-2 Index	JPM	0.170%	05/25/2046		1,485	(1,309)	(624)	(685)
ABX.HE.AA.7-1 Index	FBF	0.150%	08/25/2037		5,622	(5,312)	(4,469)	(843)
ABX.HE.AA.7-1 Index	JPM	0.150%	08/25/2037		1,532	(1,448)	(935)	(513)
ABX.HE.AA.7-2 Index	JPM	1.920%	01/25/2038		1,395	(1,304)	(865)	(439)
ABX.HE.PENAAA.6-2 Index	CBK	0.110%	05/25/2046		26,328	(6,740)	(9,083)	2,343

						$(25,244)	$(26,117)	$873

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	BRC	AUD	97,200	$79	$(138)	$217
Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	GLM		145,800	118	(204)	322
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	BRC		75,000	1,304	43	1,261
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK		100,000	1,739	98	1,641
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	UAG		128,000	2,227	(102)	2,329

							$5,467	$(303)	$5,770

(m)	Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$0	$0
Sales	404	453,800	2,471
Closing Buys	(286)	(226,900)	(1,335)
Expirations	0	0	0
Exercised	(118)	(226,900)	(1,136)

Balance at 03/31/2012	0	$0	$0

(n)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
EuroCredit CDO BV	1.784%	10/04/2013	10/13/2011	$2,517	$2,485	0.03%

(o)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Denbury Resources, Inc.	8.250%	02/15/2020	$3,000	$3,410	$(3,400)
Fannie Mae	4.500%	04/01/2042	112,000	119,153	(119,157)

				$122,563	$(122,557)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	127

Schedule of Investments PIMCO Income Fund (Cont.)

(7)	Market value includes $32 of interest payable on short sales.

(p)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	27,515	04/2012	JPM	$0	$(751)	$(751)
Sell		27,515	04/2012	MSC	878	0	878
Buy		27,515	06/2012	MSC	0	(868)	(868)
Buy	EUR	482	04/2012	BRC	24	0	24
Sell	EUR	96,479	04/2012	BRC	0	(2,176)	(2,176)
Buy		63,261	04/2012	CBK	936	0	936
Sell		54,254	04/2012	CBK	0	(1,629)	(1,629)
Buy		10,652	04/2012	DUB	526	0	526
Sell		113,663	04/2012	DUB	159	(2,865)	(2,706)
Sell		338	04/2012	HUS	0	(3)	(3)
Buy		41,472	04/2012	JPM	672	0	672
Buy		522	04/2012	MSC	2	0	2
Sell		5	04/2012	MSC	0	0	0
Buy		90,087	04/2012	RBC	2,436	0	2,436
Sell		6,304	04/2012	RBC	0	(146)	(146)
Buy		2,502	04/2012	UAG	21	0	21
Sell		149,187	04/2012	UAG	0	(2,791)	(2,791)
Sell		63,261	05/2012	CBK	0	(933)	(933)
Sell		41,472	05/2012	JPM	0	(670)	(670)
Buy		77	06/2012	BRC	1	0	1
Sell		598	06/2012	BRC	0	(12)	(12)
Buy		526	06/2012	BSN	11	0	11
Buy		1,305	06/2012	CBK	0	(1)	(1)
Buy		6,836	06/2012	DUB	208	0	208
Buy		865	06/2012	JPM	14	0	14
Buy		192	06/2012	MSC	2	0	2
Sell		60,382	06/2012	MSC	0	(1,102)	(1,102)
Buy		931	06/2012	RBC	24	0	24
Sell		9,538	06/2012	RBC	0	(210)	(210)
Buy		783	06/2012	UAG	12	0	12
Buy	GBP	56,971	04/2012	BRC	1,100	0	1,100
Buy		279	04/2012	CBK	9	0	9
Sell		143	04/2012	CBK	0	(2)	(2)
Sell		2,543	04/2012	DUB	0	(39)	(39)
Buy		30,692	04/2012	FBF	160	0	160
Sell		161,001	04/2012	FBF	0	(2,439)	(2,439)
Buy		40,069	04/2012	GSC	12	0	12
Buy		98	04/2012	JPM	2	0	2
Sell		4,682	04/2012	MSC	0	(8)	(8)
Buy		817	04/2012	RBC	24	0	24
Buy		40,068	04/2012	UAG	541	0	541
Sell		5,307	04/2012	UAG	0	(97)	(97)
Sell		69,669	05/2012	BRC	0	(1,158)	(1,158)
Sell		57,799	05/2012	CBK	30	0	30
Sell		30,692	05/2012	FBF	0	(160)	(160)
Sell		40,069	05/2012	GSC	0	(12)	(12)
Buy		154	05/2012	JPM	2	0	2
Sell		40,068	05/2012	UAG	0	(541)	(541)
Buy		77	06/2012	UAG	2	0	2
Sell		4,500	06/2012	UAG	0	(102)	(102)
Sell	JPY	10,154,804	06/2012	BRC	824	0	824
Sell		85,229	06/2012	BSN	0	(7)	(7)
Sell		34,938	06/2012	CBK	1	0	1
Buy		14,884	06/2012	JPM	0	0	0
Sell		8,417	06/2012	RBC	0	0	0
Buy	KRW	34,501,760	07/2012	CBK	0	(261)	(261)
Buy	MXN	406,066	06/2012	HUS	119	0	119

					$8,752	$(18,983)	$(10,231)

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(q)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$411,595	$0	$411,595
Corporate Bonds & Notes
Banking & Finance	0	1,068,233	2,194	1,070,427
Industrials	0	411,513	178,328	589,841
Utilities	0	222,611	921	223,532
Convertible Bonds & Notes
Banking & Finance	0	28,156	0	28,156
Industrials	0	669	0	669
Municipal Bonds & Notes
California	0	37,823	0	37,823
New Jersey	0	7,530	0	7,530
New York	0	8,818	0	8,818
Ohio	0	1,631	0	1,631
Tennessee	0	2,640	0	2,640
U.S. Government Agencies	3,578	3,484,957	0	3,488,535
U.S. Treasury Obligations	0	893,278	0	893,278
Mortgage-Backed Securities	92,105	2,954,511	82,303	3,128,919
Asset-Backed Securities	0	1,505,097	175,171	1,680,268
Sovereign Issues	0	66,706	0	66,706
Warrants
Industrials	0	0	0	0
Convertible Preferred Securities
Banking & Finance	2,065	0	0	2,065
Utilities	3,723	0	0	3,723

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Preferred Securities
Banking & Finance	$2,696	$0	$0	$2,696
Short-Term Instruments
Repurchase Agreements	0	48,067	0	48,067
U.S. Treasury Bills	0	42,962	0	42,962
PIMCO Short-Term Floating NAV Portfolios	125,719	0	0	125,719
	$229,886	$11,196,797	$438,917	$11,865,600

Short Sales, at value	$0	$(122,557)	$0	$(122,557)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	5,836	0	5,836
Foreign Exchange Contracts	0	8,752	0	8,752
Interest Rate Contracts	0	5,770	0	5,770
	$0	$20,358	$0	$20,358

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(5,863)	0	(5,863)
Foreign Exchange Contracts	0	(18,983)	0	(18,983)
	$0	$(24,846)	$0	$(24,846)

Totals	$229,886	$11,069,752	$438,917	$11,738,555

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,393	$2,053	$(1,232)	$5	$(10)	$(15)	$0	$0	$2,194	$(15)
Industrials	25,954	154,671	(7,798)	(295)	(404)	6,200	0	0	178,328	5,717
Utilities	1,255	0	(263)	0	0	(71)	0	0	921	(65)
Mortgage-Backed Securities	88,884	82,425	(25,993)	207	1,623	(7,706)	2	(57,139)	82,303	(466)
Asset-Backed Securities	121,824	211,322	(121,834)	2,230	2,152	3,827	0	(44,350)	175,171	2,976
Warrants	0	0	0	0	0	0	0	0	0	0

Totals	$239,310	$450,471	$(157,120)	$2,147	$3,361	$2,235	$2	$(101,489)	$438,917	$8,147

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	129

Schedule of Investments PIMCO Income Fund (Cont.)

March 31, 2012

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$8,752	$0	$8,752
Unrealized appreciation on OTC swap agreements	0	5,734	0	0	5,770	11,504

	$0	$5,734	$0	$8,752	$5,770	$20,256

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$176	$0	$0	$0	$176
Unrealized depreciation on foreign currency contracts	0	0	0	18,983	0	18,983
Unrealized depreciation on OTC swap agreements	0	5,507	0	0	0	5,507

	$0	$5,683	$0	$18,983	$0	$24,666

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(197)	$0	$0	$0	$(197)
Net realized (loss) on futures contracts	0	0	0	0	(442)	(442)
Net realized gain on written options	0	0	0	0	1,335	1,335
Net realized gain (loss) on swaps	0	2,226	0	0	(20,412)	(18,186)
Net realized gain on foreign currency transactions	0	0	0	20,996	0	20,996

	$0	$2,029	$0	$20,996	$(19,519)	$3,506

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on swaps	$0	$(3,960)	$0	$0	$5,771	$1,811
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	4,504	0	4,504

	$0	$(3,960)	$0	$4,504	$5,771	$6,315

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $(254) as reported in the Notes to Schedule of Investments

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,190)	$655	$(535)
BPS	261	(360)	(99)
BRC	(95)	241	146
BSN	4	0	4
CBK	(9,532)	9,829	297
DUB	(816)	480	(336)
FBF	(7,751)	6,755	(996)
GLM	118	(900)	(782)
GST	(6,449)	6,007	(442)
HUS	164	(210)	(46)
JPM	(4,742)	4,828	86
MSC	(1,096)	35	(1,061)
MYC	73	(30)	43
RBC	2,128	(1,800)	328
RYL	46	0	46
UAG	(732)	300	(432)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Credit Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.6%
Delphi Corp.
3.500% due 03/31/2017		$814	$815
Neiman Marcus Group, Inc.
4.750% due 05/16/2018		4,000	3,998
Reynolds Group Holdings Ltd.
6.500% due 08/09/2018		2,362	2,395
Sensata Technologies BV
4.000% due 05/12/2018		993	993
Springleaf Finance Corp.
5.500% due 05/10/2017		10,200	9,416
Vodafone Group PLC
6.250% due 07/24/2016		5,156	5,156
6.875% due 08/17/2015		14,619	14,619

Total Bank Loan Obligations (Cost $37,840)			37,392

CORPORATE BONDS & NOTES 67.2%

BANKING & FINANCE 21.7%
Allstate Corp.
6.500% due 05/15/2067		1,000	988
American International Group, Inc.
5.850% due 01/16/2018		2,380	2,594
6.250% due 05/01/2036		3,680	3,987
Anadarko Finance Co.
7.500% due 05/01/2031		5,500	6,797
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	2,000	2,765
6.000% due 01/22/2020		$400	451
Banco Votorantim S.A.
5.250% due 02/11/2016		2,800	2,916
Bank of America Corp.
4.750% due 04/03/2017	EUR	1,000	1,384
5.625% due 07/01/2020		$1,750	1,827
5.875% due 02/07/2042		1,500	1,493
6.500% due 08/01/2016		815	897
7.000% due 06/15/2016	EUR	500	753
Bank One Capital
8.750% due 09/01/2030		$275	379
Barclays Bank PLC
10.179% due 06/12/2021		4,940	5,859
14.000% due 11/29/2049	GBP	850	1,672
Barrick International Barbados Corp.
6.350% due 10/15/2036		$1,800	2,042
BBVA Bancomer S.A.
6.500% due 03/10/2021		4,000	4,190
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,300	1,569
Bellsouth Capital Funding Corp.
7.875% due 02/15/2030		3,250	4,169
BNP Paribas S.A.
5.000% due 01/15/2021		2,000	2,021
5.186% due 06/29/2049		4,100	3,587
7.195% due 06/29/2049		3,400	3,052
7.781% due 06/29/2049	EUR	1,000	1,294
Cantor Fitzgerald LP
7.875% due 10/15/2019		$3,000	2,992
Capital One Capital
8.875% due 05/15/2040		9,300	9,389
10.250% due 08/15/2039		1,000	1,033
Citigroup Capital
8.300% due 12/21/2077		2,575	2,606
Citigroup, Inc.
6.875% due 03/05/2038		630	728
8.125% due 07/15/2039		20,150	26,127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Columbus International, Inc.
11.500% due 11/20/2014		$3,400	$3,806
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	2,800	3,068
8.125% due 10/29/2049		200	260
8.375% due 10/29/2049		$4,100	3,833
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		600	648
6.625% due 08/15/2017		3,700	4,104
7.000% due 04/15/2015		2,500	2,737
8.700% due 10/01/2014		400	453
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		17,500	18,870
6.125% due 02/15/2033		1,900	1,886
6.250% due 02/01/2041		700	692
6.450% due 05/01/2036		1,000	968
6.750% due 10/01/2037		13,900	13,588
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		3,000	3,120
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		3,000	3,168
HBOS PLC
6.000% due 11/01/2033		400	304
6.750% due 05/21/2018		5,660	5,318
Health Care REIT, Inc.
6.500% due 03/15/2041		5,000	5,208
HSBC Bank USA N.A.
7.000% due 01/15/2039		6,750	7,886
HSBC Capital Funding LP
10.176% due 12/29/2049		4,000	5,320
HSBC Finance Corp.
6.676% due 01/15/2021		3,000	3,207
HSBC Holdings PLC
5.100% due 04/05/2021		1,500	1,624
6.100% due 01/14/2042		1,100	1,281
6.500% due 09/15/2037		4,800	5,390
6.800% due 06/01/2038		6,700	7,676
7.350% due 11/27/2032		1,550	1,686
7.625% due 05/17/2032		1,300	1,452
International Lease Finance Corp.
7.125% due 09/01/2018		9,400	10,293
JPMorgan Chase & Co.
4.400% due 07/22/2020		5,000	5,194
4.625% due 05/10/2021		7,300	7,640
5.400% due 01/06/2042		11,500	12,218
6.400% due 05/15/2038		3,000	3,569
7.900% due 04/29/2049		10,400	11,433
JPMorgan Chase Capital
6.800% due 10/01/2037		720	728
6.950% due 08/01/2066		7,387	7,446
7.000% due 11/01/2039		1,250	1,273
LBG Capital PLC
6.385% due 05/12/2020	EUR	2,000	2,115
7.588% due 05/12/2020	GBP	1,800	2,462
7.625% due 12/09/2019		800	1,062
7.867% due 12/17/2019		1,500	2,051
7.869% due 08/25/2020		8,178	11,249
Lloyds TSB Bank PLC
5.800% due 01/13/2020		$7,740	7,959
6.375% due 01/21/2021		1,000	1,075
12.000% due 12/29/2049		2,800	2,932
13.000% due 01/29/2049	GBP	936	1,930
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		$6,000	8,519
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		18,400	20,476

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 11/15/2018		$3,146	$3,506
7.750% due 05/14/2038		7,700	8,408
MetLife Capital Trust
9.250% due 04/08/2068		9,800	11,858
Morgan Stanley
6.625% due 04/01/2018		8,250	8,696
Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		10,400	11,233
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		1,950	2,701
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,177
Nile Finance Ltd.
5.250% due 08/05/2015		100	97
Pacific Life Insurance Co.
9.250% due 06/15/2039		17,000	22,028
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,175
QBE Capital Funding Ltd.
7.250% due 05/24/2041		4,000	3,776
Rabobank Group
5.250% due 05/24/2041		9,300	9,511
6.875% due 03/19/2020	EUR	2,000	2,581
11.000% due 12/29/2049		$3,800	4,850
Regions Financial Corp.
7.375% due 12/10/2037		2,500	2,506
Royal Bank of Scotland Group PLC
4.875% due 01/20/2017	EUR	400	554
5.500% due 03/23/2020		1,200	1,644
6.934% due 04/09/2018		2,800	3,514
7.648% due 08/29/2049		$9,836	8,385
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		2,500	2,663
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,410	1,461
5.499% due 07/07/2015		2,225	2,367
6.125% due 02/07/2022		1,100	1,134
Simon Property Group LP
6.750% due 02/01/2040		1,000	1,230
SLM Corp.
0.860% due 01/27/2014		5,000	4,778
3.125% due 09/17/2012	EUR	400	534
4.875% due 12/17/2012	GBP	100	159
5.000% due 10/01/2013		$500	513
5.125% due 08/27/2012		650	655
5.375% due 05/15/2014		400	413
5.625% due 08/01/2033		4,200	3,587
8.000% due 03/25/2020		1,550	1,678
8.450% due 06/15/2018		3,250	3,640
Springleaf Finance Corp.
5.375% due 10/01/2012		800	770
State Street Capital Trust
5.464% due 01/29/2049		1,100	1,105
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		1,895	2,348
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	97	171
UBS AG
5.750% due 04/25/2018		$1,100	1,206
Wachovia Corp.
0.893% due 10/28/2015		5,000	4,766
WEA Finance LLC
6.750% due 09/02/2019		2,500	2,894
Weyerhaeuser Co.
7.375% due 10/01/2019		8,000	9,192
7.375% due 03/15/2032		8,400	8,952

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	131

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.950% due 03/15/2025	$200	$221

		495,375

INDUSTRIALS 34.6%
Alberta Energy Co. Ltd.
7.375% due 11/01/2031	2,500	2,874
Alcoa, Inc.
5.900% due 02/01/2027	8,670	8,739
Altria Group, Inc.
9.950% due 11/10/2038	10,200	15,522
10.200% due 02/06/2039	2,200	3,413
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	400	467
American Airlines Pass-Through Trust
7.000% due 07/31/2019	1,489	1,459
8.625% due 04/15/2023	1,000	1,055
10.375% due 01/02/2021	9,610	10,451
American Airlines, Inc.
7.500% due 03/15/2016^	4,200	3,727
American Renal Holdings Co., Inc.
8.375% due 05/15/2018	300	321
Amgen, Inc.
5.150% due 11/15/2041	12,500	12,558
6.400% due 02/01/2039	15,015	17,390
Anadarko Petroleum Corp.
6.200% due 03/15/2040	8,110	9,195
6.375% due 09/15/2017	400	476
6.450% due 09/15/2036	7,900	9,150
7.000% due 11/15/2027	600	648
7.950% due 06/15/2039	7,931	10,601
ArcelorMittal
6.750% due 03/01/2041	5,500	5,157
7.000% due 10/15/2039	6,260	5,982
Asciano Finance Ltd.
6.000% due 04/07/2023	5,000	5,112
Atwood Oceanics, Inc.
6.500% due 02/01/2020	1,800	1,899
Aviation Capital Group Corp.
7.125% due 10/15/2020	5,200	5,229
Barrick Gold Corp.
5.250% due 04/01/2042 (a)	12,200	12,086
5.800% due 11/15/2034	100	107
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	2,143
Biomet, Inc.
10.000% due 10/15/2017	1,000	1,081
Boston Scientific Corp.
6.000% due 01/15/2020	5,000	5,746
7.000% due 11/15/2035	4,030	4,830
7.375% due 01/15/2040	11,900	15,079
Braskem Finance Ltd.
5.750% due 04/15/2021	600	631
7.000% due 05/07/2020	2,000	2,258
7.375% due 10/29/2049	4,400	4,476
Cameron International Corp.
5.950% due 06/01/2041	5,000	5,683
7.000% due 07/15/2038	6,703	8,490
Canadian Oil Sands Ltd.
6.000% due 04/01/2042	13,200	13,220
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021	2,800	2,870
Comcast Corp.
6.400% due 05/15/2038	3,000	3,579
6.400% due 03/01/2040	3,400	4,184
6.450% due 03/15/2037	5,000	5,987
6.550% due 07/01/2039	3,100	3,795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Concho Resources, Inc.
6.500% due 01/15/2022	$2,000	$2,120
Consol Energy, Inc.
6.375% due 03/01/2021	350	336
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	1,000	980
7.250% due 05/10/2021	1,900	2,128
Continental Airlines, Inc.
6.750% due 09/15/2015	7,800	7,868
Continental Resources, Inc.
7.125% due 04/01/2021	1,176	1,311
COX Communications, Inc.
8.375% due 03/01/2039	5,500	7,748
CSN Islands Corp.
6.875% due 09/21/2019	500	571
CSN Resources S.A.
6.500% due 07/21/2020	10,500	11,812
CVS Pass-Through Trust
5.789% due 01/10/2026	4,549	4,902
5.880% due 01/10/2028	1,838	1,958
5.926% due 01/10/2034	6,227	6,672
6.943% due 01/10/2030	4,898	5,652
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014	2,400	2,424
7.750% due 06/17/2021	5,000	5,700
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	10,175	13,991
DISH DBS Corp.
7.875% due 09/01/2019	100	116
Dow Chemical Co.
5.250% due 11/15/2041	3,000	3,101
9.400% due 05/15/2039	4,200	6,462
El Paso Corp.
6.950% due 06/01/2028	3,795	3,845
7.420% due 02/15/2037	2,980	3,247
7.800% due 08/01/2031	1,000	1,139
8.050% due 10/15/2030	3,825	4,426
El Paso Natural Gas Co.
8.375% due 06/15/2032	5,400	6,616
Encana Corp.
6.500% due 02/01/2038	4,000	4,277
Energy Transfer Partners LP
7.500% due 07/01/2038	13,234	15,036
Enterprise Products Operating LLC
6.875% due 03/01/2033	500	603
7.034% due 01/15/2068	2,550	2,745
7.550% due 04/15/2038	4,014	5,146
8.375% due 08/01/2066	1,600	1,746
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021	3,350	3,458
7.500% due 05/04/2020	5,684	6,032
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	5,000	4,887
Freeport-McMoRan Corp.
9.500% due 06/01/2031	2,000	2,837
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	1,939	2,152
Georgia-Pacific LLC
7.250% due 06/01/2028	7,500	8,831
7.375% due 12/01/2025	2,000	2,444
7.750% due 11/15/2029	4,180	5,211
8.250% due 05/01/2016	1,000	1,103
8.875% due 05/15/2031	4,820	6,505
Gerdau Trade, Inc.
5.750% due 01/30/2021	7,000	7,450
GTL Trade Finance, Inc.
7.250% due 10/20/2017	7,900	9,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harvest Operations Corp.
6.875% due 10/01/2017		$600	$639
HCA, Inc.
6.500% due 02/15/2020		5,300	5,578
7.250% due 09/15/2020		12,200	13,344
HeidelbergCement Finance BV
8.000% due 01/31/2017	EUR	2,400	3,575
8.500% due 10/31/2019		1,300	1,964
Hess Corp.
6.000% due 01/15/2040		$1,500	1,719
Intelsat Jackson Holdings S.A.
7.500% due 04/01/2021		1,850	1,954
International Paper Co.
8.700% due 06/15/2038		1,500	2,034
John Sevier Combined Cycle Generation LLC
4.626% due 01/15/2042		4,500	4,656
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035		1,000	1,034
6.500% due 02/01/2037		200	221
6.500% due 09/01/2039		8,100	9,006
6.550% due 09/15/2040		3,800	4,258
6.950% due 01/15/2038		10,000	11,426
7.400% due 03/15/2031		100	117
Lafarge S.A.
6.625% due 11/29/2018	EUR	5,000	6,737
Lyondell Chemical Co.
8.000% due 11/01/2017		$1,351	1,523
Magellan Midstream Partners LP
6.400% due 05/01/2037		900	1,062
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040		1,500	1,163
MGM Resorts International
10.375% due 05/15/2014		900	1,025
11.125% due 11/15/2017		1,500	1,704
13.000% due 11/15/2013		2,600	3,026
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		3,800	3,845
Mylan, Inc.
7.875% due 07/15/2020		500	560
Nakilat, Inc.
6.067% due 12/31/2033		400	431
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		3,200	3,147
News America, Inc.
6.150% due 02/15/2041		5,100	5,846
6.650% due 11/15/2037		4,250	4,957
6.900% due 08/15/2039		2,500	2,964
Noble Holding International Ltd.
6.050% due 03/01/2041		5,900	6,350
Noranda Aluminum Acquisition Corp.
4.659% due 05/15/2015		1,000	970
Novatek Finance Ltd.
5.326% due 02/03/2016		800	846
6.604% due 02/03/2021		8,400	9,326
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		5,292	5,662
OGX Austria GmbH
8.375% due 04/01/2022		16,500	16,706
8.500% due 06/01/2018		4,700	4,907
ONEOK Partners LP
6.850% due 10/15/2037		1,200	1,432
Peabody Energy Corp.
6.000% due 11/15/2018		5,500	5,417
Penn Virginia Resource Partners LP
8.250% due 04/15/2018		2,408	2,480

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras International Finance Co.
5.375% due 01/27/2021	$2,900	$3,136
6.750% due 01/27/2041	500	581
Pioneer Natural Resources Co.
6.875% due 05/01/2018	3,000	3,543
7.500% due 01/15/2020	3,200	3,929
Plains All American Pipeline LP
5.150% due 06/01/2042	6,100	5,963
6.650% due 01/15/2037	400	468
Plains Exploration & Production Co.
6.625% due 05/01/2021	700	746
8.625% due 10/15/2019	700	789
Pride International, Inc.
6.875% due 08/15/2020	4,200	5,128
7.875% due 08/15/2040	9,600	12,874
Reynolds American, Inc.
7.250% due 06/15/2037	5,000	5,836
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021	1,600	1,664
7.875% due 08/15/2019	2,500	2,700
8.250% due 02/15/2021	9,100	8,599
Rio Tinto Finance USA PLC
4.750% due 03/22/2042	4,300	4,294
Rockies Express Pipeline LLC
5.625% due 04/15/2020	4,800	4,128
6.875% due 04/15/2040	9,225	7,449
7.500% due 07/15/2038	6,100	5,124
RZD Capital Ltd.
5.739% due 04/03/2017	5,250	5,585
SABMiller Holdings, Inc.
3.750% due 01/15/2022	7,600	7,745
4.950% due 01/15/2042	5,600	5,805
SandRidge Energy, Inc.
7.500% due 03/15/2021	2,925	2,896
Schlumberger Investment S.A.
3.300% due 09/14/2021	4,700	4,769
Southern Natural Gas Co.
7.350% due 02/15/2031	1,400	1,608
Steel Dynamics, Inc.
7.375% due 11/01/2012	5,631	5,800
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	6,400	6,294
Time Warner Cable, Inc.
6.750% due 06/15/2039	4,000	4,772
Time Warner, Inc.
6.250% due 03/29/2041	11,200	12,805
6.500% due 11/15/2036	500	580
7.700% due 05/01/2032	1,890	2,466
TransCanada PipeLines Ltd.
7.625% due 01/15/2039	3,800	5,379
Transocean, Inc.
6.500% due 11/15/2020	2,900	3,247
6.800% due 03/15/2038	15,072	16,864
7.500% due 04/15/2031	1,100	1,249
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,100	1,155
UAL Pass-Through Trust
10.400% due 05/01/2018	7,909	9,016
UnitedHealth Group, Inc.
4.625% due 11/15/2041	5,000	5,005
UPCB Finance Ltd.
7.250% due 11/15/2021	2,250	2,391
Williams Cos., Inc.
7.875% due 09/01/2021	458	572
8.750% due 03/15/2032	2,416	3,186
Williams Partners LP
6.300% due 04/15/2040	6,000	6,979

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Las Vegas LLC
5.375% due 03/15/2022	$21,450	$20,967

		790,095

UTILITIES 10.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	5,500	5,873
8.700% due 08/07/2018	9,000	11,104
Appalachian Power Co.
6.375% due 04/01/2036	7,850	9,301
6.700% due 08/15/2037	2,300	2,863
AT&T Corp.
8.000% due 11/15/2031	1,085	1,525
AT&T, Inc.
6.150% due 09/15/2034	9,000	10,388
6.400% due 05/15/2038	700	832
6.450% due 06/15/2034	2,257	2,663
6.500% due 09/01/2037	618	743
6.550% due 02/15/2039	1,283	1,562
BellSouth Corp.
6.875% due 10/15/2031	2,390	2,881
British Telecommunications PLC
9.625% due 12/15/2030	1,300	1,914
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	500	594
Cleco Power LLC
6.000% due 12/01/2040	6,100	6,688
Constellation Energy Group, Inc.
7.600% due 04/01/2032	5,000	6,504
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	5,100	5,643
Energy Future Holdings Corp.
10.000% due 01/15/2020	5,300	5,777
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020	12,500	13,688
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	12,625	14,085
France Telecom S.A.
8.500% due 03/01/2031	600	851
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	2,450	2,683
7.288% due 08/16/2037	5,800	6,606
8.146% due 04/11/2018	1,900	2,237
8.625% due 04/28/2034	6,050	7,650
9.250% due 04/23/2019	3,200	3,968
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	400	455
Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	289
Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,266
NGPL PipeCo LLC
6.514% due 12/15/2012	1,000	965
7.119% due 12/15/2017	5,600	5,107
7.768% due 12/15/2037	19,630	16,852
NRG Energy, Inc.
7.875% due 05/15/2021	6,900	6,659
8.250% due 09/01/2020	3,700	3,663
Ohio Edison Co.
6.875% due 07/15/2036	1,900	2,339
8.250% due 10/15/2038	2,950	4,215
Petroleos Mexicanos
6.500% due 06/02/2041	1,300	1,469
PSEG Power LLC
8.625% due 04/15/2031	1,500	2,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Public Service Co. of Oklahoma
6.625% due 11/15/2037		$360	$446
Puget Sound Energy, Inc.
5.764% due 07/15/2040		2,900	3,462
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		5,000	5,425
6.332% due 09/30/2027		6,700	7,534
6.750% due 09/30/2019		2,500	2,956
Southwestern Public Service Co.
6.000% due 10/01/2036		2,000	2,253
Telecom Italia Capital S.A.
7.200% due 07/18/2036		5,000	4,875
7.721% due 06/04/2038		1,901	1,863
TNK-BP Finance S.A.
7.250% due 02/02/2020		4,600	5,347
7.500% due 07/18/2016		2,500	2,831
7.875% due 03/13/2018		16,950	19,832
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	23,000	264
1.500% due 05/30/2014		68,000	742
1.850% due 07/28/2014		68,000	742
Verizon Communications, Inc.
6.000% due 04/01/2041		$2,400	2,845
8.950% due 03/01/2039		6,778	10,480

			249,929

Total Corporate Bonds & Notes (Cost $1,447,470)			1,535,399

MUNICIPAL BONDS & NOTES 10.9%

CALIFORNIA 4.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		5,300	6,938
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050		8,900	11,857
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		2,300	2,723
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039		6,300	7,895
7.500% due 04/01/2034		165	210
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		5,000	6,557
7.950% due 03/01/2036		9,300	10,790
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035		2,600	2,815
7.804% due 03/01/2035		2,600	2,925
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041		700	806
East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040		5,000	6,232
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049		5,000	6,500
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		5,000	6,229
7.618% due 08/01/2040		5,000	6,443
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034		6,200	7,973

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	133

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	$1,700	$1,973
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	3,000	3,317
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	3,700	4,269
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,944
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	357
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,941
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	5,050	6,338

		110,032

DISTRICT OF COLUMBIA 0.2%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	5,000	5,515

FLORIDA 0.2%
Florida State Department of Transportation Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	4,000	4,518

ILLINOIS 0.1%
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,389

INDIANA 0.1%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,022
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	2,000	2,366

		3,388

IOWA 0.2%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	3,200	3,676

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,400	3,286
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	1,010

		4,296

NEW YORK 1.9%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,800	3,368
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,200	4,766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	$2,000	$2,192
5.882% due 06/15/2044	3,000	3,831
6.011% due 06/15/2042	4,400	5,673
6.124% due 06/15/2042	700	789
6.491% due 06/15/2042	400	461
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	5,100	5,523
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	15,641

		42,244

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	2,300	2,604

OHIO 0.5%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	2,500	2,791
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	6,495	7,165
7.834% due 02/15/2041	800	1,068

		11,024

PENNSYLVANIA 0.8%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,398
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	2,250	2,728
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	1,800	2,030

		18,156

TENNESSEE 0.3%
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	6,260	7,164

TEXAS 1.5%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	7,800	8,984
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	5,100	5,713
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,000	9,006
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	8,400	9,809

		33,512

Total Municipal Bonds & Notes (Cost $208,042)		248,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 22.6%
U.S. Treasury Bonds
3.125% due 11/15/2041	$2,500	$2,389
3.750% due 08/15/2041 (e)(f)(g)(h)	260,050	280,163
4.250% due 11/15/2040 (e)(g)	72,100	84,616
4.375% due 11/15/2039 (g)(h)	71,248	85,331
4.375% due 05/15/2041	9,700	11,620
4.500% due 08/15/2039	43,980	53,704

Total U.S. Treasury Obligations (Cost $504,742)		517,823

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	5,106	4,778
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.193% due 09/10/2047	1,720	1,927
Bear Stearns Adjustable Rate Mortgage Trust
2.808% due 11/25/2034	4,006	3,414
Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050	6,200	7,114
Chase Mortgage Finance Corp.
5.730% due 12/25/2037	1,293	1,117
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	2,590	2,843
Countrywide Alternative Loan Trust
0.572% due 09/25/2035	1,927	1,104
Credit Suisse First Boston Mortgage Securities Corp.
2.191% due 02/25/2033	101	98
Greenwich Capital Commercial Funding Corp.
4.305% due 08/10/2042	661	661
5.224% due 04/10/2037	1,920	2,099
Homestar Mortgage Acceptance Corp.
0.692% due 07/25/2034	204	192
Impac CMB Trust
0.882% due 10/25/2033	13	11
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	3,045	3,401
Morgan Stanley Capital
5.692% due 04/15/2049	1,395	1,529
Residential Accredit Loans, Inc.
3.219% due 03/25/2035	1,623	1,152
3.290% due 02/25/2035	2,444	1,847
Residential Funding Mortgage Securities
3.416% due 02/25/2036	1,400	978
Wachovia Bank Commercial Mortgage Trust
4.935% due 04/15/2042	870	953
WFDB Commercial Mortgage Trust
3.662% due 07/05/2024	700	724

Total Mortgage-Backed Securities (Cost $31,499)		35,942

ASSET-BACKED SECURITIES 0.5%
Access Group, Inc.
1.860% due 10/27/2025	853	854
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	7,300	6,691
Bayview Financial Acquisition Trust
6.101% due 05/28/2037	181	150
Bear Stearns Asset-Backed Securities Trust
0.612% due 01/25/2034	12	9
0.792% due 10/25/2034	4,470	4,375
Credit-Based Asset Servicing and Securitization LLC
1.142% due 11/25/2033	64	53

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RAAC Series
0.622% due 10/25/2046		$279	$153

Total Asset-Backed Securities (Cost $11,844)			12,285

SOVEREIGN ISSUES 2.0%
Australia Government CPI Linked Bond
4.000% due 08/20/2020	AUD	16,600	31,875
Brazil Government International Bond
10.250% due 01/10/2028	BRL	650	427
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013		200	110
10.000% due 01/01/2014		578	319
10.000% due 01/01/2017		7,509	4,009
Qatar Government International Bond
6.400% due 01/20/2040		$3,000	3,518
Russia Government International Bond
4.500% due 04/04/2022 (a)		3,200	3,202
5.625% due 04/04/2042 (a)		3,000	2,991
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	207

Total Sovereign Issues (Cost $44,334)			46,658

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%

UTILITIES 0.1%
PPL Corp.
8.750% due 05/01/2014	26,550	$1,427

Total Convertible Preferred Securities (Cost $1,327)		1,427

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.050% due 04/02/2012	$1,300	1,300

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $1,328. Repurchase proceeds are $1,300.)

U.S. TREASURY BILLS 0.1%
0.166% due 09/13/2012 - 03/07/2013 (b)(d)(e)	1,840	1,838

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 1.6%
PIMCO Short-Term Floating NAV Portfolio	3,653,180	$36,609

Total Short-Term Instruments (Cost $39,747)		39,747

PURCHASED OPTIONS (j) 0.0%
(Cost $1,133)		502

Total Investments 108.3% (Cost $2,327,978)		$2,475,693

Written Options (k) (0.2%) (Premiums $6,388)		(4,655)

Other Assets and Liabilities (Net) (8.1%)		(185,552)

Net Assets 100.0%		$2,285,486

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $80 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(e)	Securities with an aggregate market value of $2,942 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $32,268 at a weighted average interest rate of 0.004%. On March 31, 2012, securities valued at $31,243 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,980 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 10-Year Note June Futures	Long	06/2012	780	$(1,369)

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $6,739 and cash of $3 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation
CDX.IG-16 5-Year Index	1.000%	06/20/2016	$	22,000	$172	$138
CDX.IG-17 5-Year Index	1.000%	12/20/2016		192,500	1,297	1,535
CDX.IG-18 5-Year Index	1.000%	06/20/2017		108,400	495	33

					$1,964	$1,706

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	06/20/2017	$		2,400	$(15)	$12
Receive	6-Month EUR-EURIBOR	2.500%	09/19/2022		EUR	41,200	(554)	154

							$(569)	$166

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	135

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	GST	5.000%	09/20/2016	2.880%	$	1,600	$143	$64	$79
AES Corp.	MYC	5.000%	09/20/2016	2.880%		2,000	179	113	66
Ally Financial, Inc.	BPS	5.000%	03/20/2013	2.871%		2,000	45	17	28
Ally Financial, Inc.	DUB	5.000%	09/20/2012	2.498%		15,500	213	282	(69)
Ally Financial, Inc.	DUB	5.000%	03/20/2013	2.871%		3,400	75	81	(6)
Ally Financial, Inc.	GST	5.000%	03/20/2013	2.871%		2,000	44	21	23
America Movil S.A.B. de C.V.	DUB	1.000%	12/20/2012	0.247%		9,400	55	40	15
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	0.685%	EUR	1,500	23	(15)	38
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	0.685%	$	7,000	83	(41)	124
Anheuser-Busch InBev Worldwide, Inc.	DUB	1.000%	12/20/2015	0.685%	EUR	700	11	(7)	18
Anheuser-Busch InBev Worldwide, Inc.	GST	1.000%	12/20/2015	0.685%		600	9	(8)	17
ArcelorMittal	GST	1.000%	12/20/2015	4.176%	$	1,100	(117)	(88)	(29)
Australia Government Bond	DUB	1.000%	06/20/2016	0.560%		5,200	97	126	(29)
Australia Government Bond	UAG	1.000%	09/20/2015	0.462%		2,000	38	51	(13)
Bank of America Corp.	DUB	1.000%	03/20/2013	1.496%		5,050	(23)	(77)	54
Berkshire Hathaway Finance Corp.	MYC	1.000%	06/20/2015	1.075%		5,000	(10)	5	(15)
BHP Billiton Finance USA Ltd.	DUB	1.000%	09/20/2015	0.623%		5,200	69	(26)	95
BHP Billiton Finance USA Ltd.	FBF	1.000%	09/20/2015	0.623%		700	9	(4)	13
BHP Billiton Finance USA Ltd.	FBF	1.000%	12/20/2015	0.666%		100	2	1	1
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	0.623%		2,300	31	(21)	52
BHP Billiton Finance USA Ltd.	MYC	1.000%	09/20/2015	0.623%		4,900	65	(15)	80
BP Capital Markets America, Inc.	BOA	1.000%	06/20/2015	0.660%		2,000	23	14	9
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.660%	EUR	600	9	(90)	99
BP Capital Markets America, Inc.	DUB	1.000%	03/20/2016	0.770%	$	100	1	0	1
BP Capital Markets America, Inc.	GST	1.000%	03/20/2016	0.770%		200	1	0	1
BP Capital Markets America, Inc.	GST	1.000%	06/20/2016	0.798%		300	3	3	0
BP Capital Markets America, Inc.	JPM	1.000%	09/20/2012	0.166%		3,000	13	(51)	64
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.660%		600	84	5	79
BP Capital Markets America, Inc.	JPM	1.000%	03/20/2016	0.770%		4,200	39	4	35
Brazil Government International Bond	BOA	1.000%	12/20/2015	0.965%		4,900	8	(41)	49
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.427%		4,000	18	5	13
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.427%		1,000	4	1	3
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.000%		8,300	3	(57)	60
Brazil Government International Bond	DUB	1.000%	12/20/2015	0.965%		3,200	5	(20)	25
Brazil Government International Bond	DUB	1.000%	06/20/2017	1.212%		200	(2)	(2)	0
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.876%		10,000	43	(91)	134
Brazil Government International Bond	GST	1.000%	12/20/2012	0.427%		1,000	4	1	3
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%		100	0	(1)	1
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.000%		7,700	3	(47)	50
Brazil Government International Bond	JPM	1.000%	12/20/2014	0.814%		3,350	18	(30)	48
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		4,600	13	(44)	57
Brazil Government International Bond	JPM	1.000%	12/20/2015	0.965%		2,600	5	(19)	24
Canadian Natural Resources Ltd.	GST	1.000%	12/20/2015	0.854%		2,400	14	7	7
Canadian Natural Resources Ltd.	HUS	1.000%	09/20/2015	0.805%		2,400	17	(8)	25
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	0.805%		2,400	17	(8)	25
Canadian Natural Resources Ltd.	MYC	1.000%	12/20/2015	0.854%		1,500	8	5	3
Caterpillar, Inc.	BOA	1.000%	03/20/2016	0.644%		3,200	45	44	1
Caterpillar, Inc.	JPM	1.000%	03/20/2016	0.644%		1,200	17	16	1
Chesapeake Energy Corp.	BRC	5.000%	06/20/2017	4.788%		2,500	28	59	(31)
Chesapeake Energy Corp.	GST	5.000%	03/20/2017	4.684%		3,500	53	36	17
Chesapeake Energy Corp.	GST	5.000%	06/20/2017	4.788%		5,000	56	151	(95)
Chesapeake Energy Corp.	JPM	5.000%	03/20/2017	4.684%		3,100	47	13	34
China Government International Bond	BRC	1.000%	12/20/2012	0.278%		2,500	14	(8)	22
China Government International Bond	BRC	0.770%	12/20/2014	0.613%		7,200	33	0	33
China Government International Bond	DUB	1.000%	12/20/2015	0.819%		3,600	25	63	(38)
China Government International Bond	FBF	1.000%	12/20/2016	1.035%		3,400	(4)	(166)	162
China Government International Bond	HUS	1.000%	06/20/2015	0.696%		2,900	29	54	(25)
China Government International Bond	HUS	1.000%	09/20/2015	0.762%		800	6	10	(4)
China Government International Bond	JPM	1.000%	09/20/2015	0.762%		1,500	13	15	(2)
China Government International Bond	JPM	1.000%	12/20/2016	1.035%		1,500	(2)	(70)	68
China Government International Bond	MYC	1.000%	06/20/2015	0.696%		5,000	51	88	(37)
China Government International Bond	MYC	1.000%	12/20/2016	1.035%		500	0	(24)	24
China Government International Bond	RYL	0.750%	12/20/2014	0.613%		2,400	10	0	10

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	UAG	1.000%	12/20/2016	1.035%	$	300	$0	$(14)	$14
Comcast Corp.	DUB	1.000%	12/20/2015	0.527%		1,500	27	(1)	28
Comcast Corp.	RYL	1.000%	12/20/2015	0.527%		14,500	258	0	258
Constellation Energy Group, Inc.	JPM	1.000%	06/20/2016	0.807%		10,000	83	(10)	93
Danone	DUB	1.000%	03/20/2016	0.542%		1,800	33	29	4
Denmark Government International Bond	BOA	0.250%	09/20/2016	1.035%		2,100	(71)	(65)	(6)
Denmark Government International Bond	DUB	0.250%	09/20/2016	1.035%		1,100	(37)	(37)	0
Denmark Government International Bond	GST	0.250%	09/20/2016	1.035%		1,400	(48)	(44)	(4)
Denmark Government International Bond	RYL	0.250%	09/20/2016	1.035%		300	(10)	(9)	(1)
Denmark Government International Bond	UAG	0.250%	09/20/2016	1.035%		600	(21)	(20)	(1)
E.ON International Finance BV	CBK	1.000%	03/20/2017	0.785%		4,200	45	18	27
E.ON International Finance BV	HUS	1.000%	03/20/2016	0.656%		900	13	10	3
Egypt Government International Bond	JPM	1.000%	03/20/2016	5.319%		1,200	(182)	(151)	(31)
El Paso Corp.	GST	5.000%	09/20/2014	1.077%		1,100	108	(85)	193
Emirate of Abu Dhabi Government International Bond	BRC	1.000%	09/20/2015	0.924%		1,400	4	(7)	11
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2015	0.966%		500	1	(3)	4
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	09/20/2015	0.924%		2,200	6	(13)	19
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	12/20/2015	0.966%		1,800	3	6	(3)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	09/20/2015	0.924%		2,400	7	(13)	20
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	09/20/2015	0.924%		2,600	8	(12)	20
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	12/20/2015	0.966%		100	0	0	0
Encana Corp.	FBF	1.000%	03/20/2017	1.932%		3,000	(129)	(115)	(14)
Entergy Corp.	MYC	1.000%	03/20/2021	2.709%		2,500	(308)	(271)	(37)
EOG Resources, Inc.	UAG	1.000%	06/20/2017	1.007%		5,000	0	(5)	5
First Industrial LP	MYC	5.000%	03/20/2016	3.143%		1,500	105	51	54
First Industrial LP	UAG	5.000%	03/20/2016	3.143%		1,500	104	64	40
Forest Oil Corp.	CBK	5.000%	06/20/2015	4.164%		5,000	133	135	(2)
Forest Oil Corp.	GST	5.000%	06/20/2017	5.775%		2,000	(63)	(55)	(8)
Forest Oil Corp.	JPM	5.000%	06/20/2017	5.775%		5,000	(157)	(112)	(45)
France Government Bond	BRC	0.250%	03/20/2016	1.423%		1,700	(76)	(67)	(9)
France Government Bond	CBK	0.250%	03/20/2016	1.423%		3,500	(157)	(141)	(16)
France Government Bond	GST	0.250%	03/20/2016	1.423%		6,600	(295)	(262)	(33)
France Government Bond	MYC	0.250%	09/20/2016	1.526%		4,400	(239)	(206)	(33)
Gazprom OAO Via Gazprom International S.A.	BRC	1.000%	12/20/2012	0.584%		600	2	(13)	15
Gazprom OAO Via Gazprom International S.A.	DUB	1.000%	12/20/2012	0.584%		600	2	(12)	14
Gazprom OAO Via Gazprom International S.A.	UAG	1.000%	12/20/2012	0.584%		500	2	(10)	12
General Electric Capital Corp.	DUB	5.000%	09/20/2019	1.484%		2,000	473	379	94
General Electric Capital Corp.	GST	1.000%	12/20/2015	1.176%		12,800	(77)	(449)	372
Indonesia Government International Bond	BOA	1.000%	09/20/2015	1.140%		2,500	(11)	(61)	50
Indonesia Government International Bond	CBK	1.000%	09/20/2015	1.140%		1,000	(5)	(22)	17
Indonesia Government International Bond	JPM	1.000%	09/20/2015	1.140%		2,000	(9)	(50)	41
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.218%		3,300	(25)	(41)	16
Indonesia Government International Bond	MYC	1.000%	09/20/2015	1.140%		2,500	(11)	(60)	49
Japan Government International Bond	BPS	1.000%	06/20/2015	0.629%		5,000	61	87	(26)
Japan Government International Bond	GST	1.000%	09/20/2015	0.688%		4,000	44	59	(15)
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%		200	2	4	(2)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.737%		100	1	2	(1)
Japan Government International Bond	MYC	1.000%	12/20/2015	0.737%		4,700	47	104	(57)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.737%		1,000	10	23	(13)
Lafarge S.A.	FBF	1.000%	06/20/2016	3.378%		5,300	(482)	(356)	(126)
Merrill Lynch & Co., Inc.	JPM	1.000%	03/20/2013	1.648%		4,800	(28)	(104)	76
Merrill Lynch & Co., Inc.	MYC	1.000%	03/20/2013	1.648%		7,950	(47)	(156)	109
MetLife, Inc.	DUB	1.000%	12/20/2014	1.565%		10,700	(157)	(599)	442
MetLife, Inc.	DUB	5.000%	09/20/2019	2.241%		500	90	61	29
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.872%		3,400	17	(43)	60
Mexico Government International Bond	BRC	1.000%	12/20/2015	0.915%		2,800	10	(30)	40
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.297%		2,000	11	4	7
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.872%		4,000	19	(40)	59
Mexico Government International Bond	GST	1.000%	12/20/2012	0.297%		2,000	11	5	6
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.954%		3,600	8	(12)	20
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.297%		3,000	16	7	9
Mexico Government International Bond	JPM	1.000%	06/20/2016	0.987%		1,900	2	(1)	3
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.954%		4,900	11	(16)	27
Mexico Government International Bond	UAG	1.000%	06/20/2017	1.172%		6,200	(51)	(26)	(25)
MGM Resorts International	GST	5.000%	03/20/2014	3.805%		9,400	230	205	25
MGM Resorts International	MYC	5.000%	03/20/2014	3.805%		10,000	244	150	94

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	137

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BPS	1.000%	03/20/2013	2.313%	$	19,000	$(233)	$(335)	$102
Nokia OYJ	MYC	1.000%	09/20/2013	1.799%		2,900	(33)	(34)	1
NRG Energy, Inc.	CBK	5.000%	06/20/2017	6.844%		500	(37)	(40)	3
NRG Energy, Inc.	GST	5.000%	03/20/2017	6.685%		5,500	(359)	(391)	32
NRG Energy, Inc.	GST	5.000%	03/20/2019	7.070%		900	(88)	(76)	(12)
NRG Energy, Inc.	JPM	5.000%	06/20/2017	6.844%		5,000	(370)	(362)	(8)
NRG Energy, Inc.	MYC	5.000%	03/20/2017	6.685%		100	(7)	(7)	0
Pacific Gas & Electric Co.	DUB	1.000%	06/20/2021	1.506%		2,000	(80)	(88)	8
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.549%		2,000	5	(17)	22
Petrobras International Finance Co.	HUS	1.000%	12/20/2012	0.549%		5,700	21	0	21
Petrobras International Finance Co.	HUS	1.000%	03/20/2013	0.671%		1,600	6	0	6
Petrobras International Finance Co.	HUS	1.000%	12/20/2013	0.883%		3,500	8	(11)	19
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.549%		900	2	(6)	8
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	0.549%		5,000	18	(28)	46
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.191%		1,400	(9)	(45)	36
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.662%		1,500	19	(7)	26
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.662%		5,000	64	(4)	68
Qatar Government International Bond	CBK	1.000%	03/20/2016	0.994%		1,000	0	(7)	7
Republic of Italy	RYL	1.000%	12/20/2015	3.687%		2,200	(198)	(77)	(121)
Republic of Korea	BPS	1.000%	06/20/2017	1.235%		5,900	(66)	(43)	(23)
Republic of Korea	BRC	1.000%	09/20/2015	0.852%		1,700	9	(11)	20
Republic of Korea	BRC	1.000%	06/20/2016	0.999%		2,800	1	7	(6)
Republic of Korea	DUB	1.000%	12/20/2012	0.320%		6,500	34	(34)	68
Republic of Korea	DUB	0.920%	12/20/2014	0.711%		1,300	8	0	8
Republic of Korea	DUB	1.000%	06/20/2015	0.786%		800	5	8	(3)
Republic of Korea	JPM	0.930%	12/20/2014	0.711%		3,700	23	0	23
Republic of Korea	JPM	1.000%	09/20/2015	0.852%		400	2	(2)	4
Republic of Korea	JPM	1.000%	12/20/2015	0.908%		3,200	12	(3)	15
Republic of Korea	MYC	1.000%	12/20/2015	0.908%		3,400	13	29	(16)
Republic of Korea	RYL	1.000%	06/20/2015	0.786%		5,000	36	51	(15)
Republic of Korea	UAG	1.000%	09/20/2015	0.852%		2,200	12	(7)	19
Rio Tinto Finance USA Ltd.	BRC	1.000%	09/20/2015	0.799%		3,800	28	(7)	35
Rogers Communications, Inc.	DUB	1.000%	06/20/2016	0.544%		1,000	19	7	12
Rogers Communications, Inc.	FBF	1.000%	06/20/2016	0.544%		1,800	34	12	22
Russia Government International Bond	BRC	1.000%	12/20/2012	0.447%		1,100	5	(15)	20
Russia Government International Bond	CBK	1.000%	03/20/2016	1.613%		100	(2)	(1)	(1)
Russia Government International Bond	DUB	1.000%	03/20/2013	0.577%		3,200	15	4	11
Russia Government International Bond	FBF	1.000%	12/20/2012	0.447%		500	2	(5)	7
Russia Government International Bond	HUS	1.000%	12/20/2012	0.447%		2,000	9	(22)	31
Russia Government International Bond	HUS	1.000%	03/20/2016	1.613%		900	(21)	(12)	(9)
Russia Government International Bond	JPM	1.000%	12/20/2012	0.447%		1,000	5	(11)	16
Russia Government International Bond	MYC	1.000%	12/20/2012	0.447%		500	2	(5)	7
Russia Government International Bond	MYC	1.000%	12/20/2014	1.289%		1,800	(13)	(67)	54
Russia Government International Bond	MYC	1.000%	06/20/2016	1.665%		900	(24)	(12)	(12)
Russia Government International Bond	RYL	1.000%	03/20/2016	1.613%		6,200	(143)	(64)	(79)
Russia Government International Bond	UAG	1.000%	06/20/2015	1.407%		5,000	(63)	(76)	13
RZD Capital Ltd.	MYC	1.000%	03/20/2016	2.379%		300	(16)	(16)	0
RZD Capital Ltd.	RYL	1.000%	03/20/2016	2.379%		400	(21)	(21)	0
Shell International Finance BV	BRC	1.000%	09/20/2015	0.405%		12,200	255	141	114
Shell International Finance BV	DUB	1.000%	09/20/2015	0.405%		5,200	109	60	49
Shell International Finance BV	FBF	1.000%	12/20/2015	0.437%		2,900	61	49	12
Shell International Finance BV	JPM	1.000%	03/20/2016	0.465%		1,100	23	21	2
Shell International Finance BV	MYC	1.000%	06/20/2016	0.489%		1,200	26	23	3
Statoil ASA	BRC	1.000%	06/20/2016	0.614%		3,200	52	62	(10)
Statoil ASA	SOG	1.000%	06/20/2016	0.614%		3,200	52	61	(9)
Teck Resources Ltd.	UAG	1.000%	03/20/2016	1.327%		8,000	(97)	(27)	(70)
Tesco PLC	HUS	1.000%	03/20/2016	0.844%		1,100	7	14	(7)
Time Warner Cable, Inc.	GST	1.000%	12/20/2015	0.989%		6,500	5	(3)	8
Time Warner Cable, Inc.	HUS	1.000%	12/20/2015	0.989%		4,300	4	(6)	10
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2012	5.926%	JPY	100,000	(13)	(172)	159
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	5.928%		132,100	(55)	(306)	251
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	5.926%		100,000	(13)	(111)	98
Total Capital S.A.	CBK	1.000%	09/20/2015	0.692%	$	700	8	10	(2)
Total Capital S.A.	JPM	1.000%	09/20/2015	0.692%		1,800	20	25	(5)
Total Capital S.A.	MYC	1.000%	09/20/2015	0.692%		2,500	27	37	(10)
Total Capital S.A.	MYC	1.000%	12/20/2015	0.721%		10,800	114	183	(69)

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.412%	$	3,300	$58	$8	$50
Toyota Motor Corp.	BRC	1.000%	03/20/2015	0.412%		1,200	22	6	16
Toyota Motor Credit Corp.	CBK	1.000%	06/20/2016	1.149%		2,000	(12)	(5)	(7)
Toyota Motor Credit Corp.	HUS	1.000%	06/20/2016	1.149%		4,600	(26)	(28)	2
U.S. Treasury Notes	BPS	0.250%	09/20/2012	0.082%	EUR	1,700	2	(15)	17
U.S. Treasury Notes	DUB	0.250%	09/20/2012	0.082%		3,300	4	(27)	31
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.082%		4,000	5	(35)	40
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.082%		2,000	2	(20)	22
United Kingdom Gilt	BOA	1.000%	12/20/2015	0.389%	$	400	9	7	2
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.430%		1,700	39	33	6
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		4,900	113	114	(1)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%		2,400	52	35	17
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		1,500	34	26	8
United Kingdom Gilt	UAG	1.000%	12/20/2015	0.389%		1,000	23	19	4
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		3,100	70	54	16
UPC Holding BV	DUB	5.000%	06/20/2016	5.927%	EUR	3,000	(125)	(5)	(120)
Xstrata Finance Canada Ltd.	BRC	1.000%	03/20/2016	1.488%		700	(16)	(17)	1
Xstrata Finance Canada Ltd.	GST	1.000%	03/20/2016	1.488%		2,100	(51)	(42)	(9)
Xstrata Finance Canada Ltd.	MYC	1.000%	03/20/2016	1.488%		1,100	(27)	(27)	0

							$763	$(3,809)	$4,572

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	1,980	$186	$264	$(78)
CDX.IG-17 5-Year Index	BPS	1.000%	12/20/2016		8,150	55	16	39
CDX.IG-17 5-Year Index	BRC	1.000%	12/20/2016		6,200	42	12	30
CDX.IG-17 5-Year Index	FBF	1.000%	12/20/2016		200	1	0	1
CDX.IG-17 5-Year Index	GST	1.000%	12/20/2016		3,750	25	3	22
CDX.IG-17 5-Year Index	JPM	1.000%	12/20/2016		1,400	10	2	8
CDX.IG-17 5-Year Index	RYL	1.000%	12/20/2016		6,900	47	9	38
CDX.IG-18 5-Year Index	CBK	1.000%	06/20/2017		10,300	48	58	(10)
CDX.IG-18 5-Year Index	FBF	1.000%	06/20/2017		15,800	74	78	(4)
CDX.IG-18 5-Year Index	GST	1.000%	06/20/2017		10,300	48	58	(10)

						$536	$500	$36

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	26,000	$173	$104	$69
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		19,900	203	9	194
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		170,000	1,967	(210)	2,177
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		208,100	3,714	1,314	2,400
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		295,000	5,526	2,041	3,485
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		53,000	1,393	(32)	1,425
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		103,000	2,703	185	2,518
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		4,000	107	16	91

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	139

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	9.930%	01/02/2015	GLM	BRL	16,700	$(4)	$7	$(11)
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	UAG	JPY	305,000	(120)	99	(219)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	407,000	54	(134)	188
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	CBK		37,000	5	43	(38)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	GLM		49,000	7	(1)	8
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		628,200	83	(187)	270
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	UAG		37,100	5	17	(12)
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	BRC		116,000	95	126	(31)
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	HUS		32,000	26	29	(3)
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	JPM		26,000	22	16	6
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		45,000	37	36	1
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		178,000	993	374	619
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	JPM		23,900	133	54	79
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		36,000	201	100	101
Pay	28-Day MXN-TIIE	6.750%	08/31/2021	HUS		91,000	108	134	(26)

							$17,431	$4,140	$13,291

(j)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.250%	04/30/2012	$	27,400	$104	$0
Put - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Receive	3.500%	11/05/2012	EUR	2,800	167	20
Put - OTC 30-Year Interest Rate Swap	DUB	6-Month EUR-LIBOR	Receive	3.500%	11/05/2012		4,500	241	32

								$512	$52

Foreign Currency Options
Description	Counterparty		Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	UAG	$	1.000	06/11/2012	AUD	12,530	$139	$153
Put - OTC AUD versus USD	HUS		1.000	06/11/2012		11,508	147	141
Put - OTC AUD versus USD	BOA		1.000	06/11/2012		3,810	55	47
Put - OTC EUR versus USD	UAG		1.260	06/11/2012	EUR	9,750	118	45
Put - OTC EUR versus USD	DUB		1.260	06/11/2012		13,761	162	64

							$621	$450

(k)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	130	$68	$(21)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	130	32	(11)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	48	14	(2)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	344	113	(93)

				$227	$(127)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	72,100	$255	$(179)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		72,100	255	(156)
Call - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		93,500	195	(116)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		93,500	195	(52)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		144,200	198	(26)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		144,200	198	(214)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		18,500	219	(254)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		18,500	348	(292)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		90,500	1,071	(1,240)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		90,500	1,709	(1,431)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		11,000	155	(151)

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		$11,000	$183	$(174)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		37,000	528	(176)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	2.800%	11/05/2012	EUR	12,000	180	(11)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-LIBOR	Pay	2.800%	11/05/2012		19,100	258	(18)

								$5,947	$(4,490)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$10,900	$94	$(17)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	7,000	90	(12)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	3,000	30	(9)

						$214	$(38)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	504	$160,700	EUR	56,600	$1,939
Sales	1,488	2,061,800		31,100	10,712
Closing Buys	(1,094)	(1,261,900)		0	(5,587)
Expirations	0	0		0	0
Exercised	(246)	(43,100)		(56,600)	(676)

Balance at 03/31/2012	652	$917,500	EUR	31,100	$6,388

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	88	04/2012	BSN	$1	$0	$1
Sell		96,259	04/2012	FBF	3,292	0	3,292
Buy		3,762	04/2012	JPM	0	(79)	(79)
Buy		3,263	04/2012	MSC	0	(33)	(33)
Buy		20,789	04/2012	RBC	0	(260)	(260)
Sell	BRL	20,004	04/2012	JPM	546	0	546
Buy		20,004	04/2012	MSC	0	(638)	(638)
Sell		20,004	06/2012	MSC	631	0	631
Buy	CAD	22,882	06/2012	BRC	0	(198)	(198)
Sell	CNY	46,313	06/2012	BRC	23	0	23
Buy		64,402	06/2012	CBK	0	(32)	(32)
Sell		28,033	06/2012	CBK	0	(9)	(9)
Sell		46,600	06/2012	DUB	20	0	20
Sell		23,045	06/2012	GST	9	0	9
Buy		73,268	06/2012	JPM	61	0	61
Sell		55,847	06/2012	JPM	26	0	26
Sell		47,403	06/2012	MSC	24	0	24
Sell		139,652	10/2012	BRC	126	0	126
Sell		62,077	10/2012	DUB	64	0	64
Buy		111,047	10/2012	UAG	82	0	82
Sell		9,044	02/2013	BRC	9	0	9
Buy		95,703	02/2013	DUB	0	(221)	(221)
Buy		38,073	02/2013	UAG	0	(25)	(25)
Buy		4,000	08/2013	DUB	0	(8)	(8)
Buy		47,000	08/2013	GST	0	(130)	(130)
Buy		12,255	08/2013	UAG	0	(8)	(8)
Buy		4,214	04/2016	JPM	0	(54)	(54)
Buy	EUR	10,645	04/2012	BRC	571	0	571
Sell		4,000	04/2012	BRC	0	(208)	(208)
Buy		21,103	04/2012	CBK	313	0	313
Sell		2,955	04/2012	CBK	0	(160)	(160)
Sell		35,011	04/2012	HUS	0	(310)	(310)
Buy		13,908	04/2012	JPM	225	0	225
Sell		11,928	04/2012	RBC	0	(277)	(277)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	141

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	1,669	04/2012	UAG	$25	$0	$25
Sell		19,935	04/2012	UAG	0	(1,063)	(1,063)
Sell		21,103	05/2012	CBK	0	(312)	(312)
Sell		13,908	05/2012	JPM	0	(225)	(225)
Buy		4,643	06/2012	BRC	45	0	45
Sell		5,443	06/2012	CBK	2	0	2
Buy		895	06/2012	DUB	27	0	27
Buy		9,690	06/2012	MSC	177	0	177
Buy		8,266	06/2012	RBC	215	0	215
Buy	GBP	465	04/2012	BRC	15	0	15
Buy		16,350	04/2012	DUB	253	0	253
Sell		16,815	04/2012	HUS	0	(308)	(308)
Buy		2,631	05/2012	DUB	21	0	21
Sell		16,350	05/2012	DUB	0	(253)	(253)
Sell	INR	393,908	07/2012	DUB	0	(286)	(286)
Buy		383,779	07/2012	UAG	0	(905)	(905)
Buy	KRW	5,354,281	07/2012	UAG	0	(47)	(47)
Buy	MXN	56,523	06/2012	HUS	0	(12)	(12)
Buy		133	06/2012	JPM	0	0	0
Buy		945	06/2012	UAG	0	0	0
Buy	NOK	22,377	04/2012	BRC	0	(54)	(54)
Buy		22,370	04/2012	CBK	0	(54)	(54)
Buy		22,370	04/2012	UAG	0	(58)	(58)
Buy	PHP	236,430	06/2012	CBK	16	0	16
Sell	RUB	2,865	06/2012	CBK	0	(1)	(1)
Sell		2,865	06/2012	JPM	0	(1)	(1)
Buy	SGD	14,234	05/2012	UAG	77	0	77

					$6,896	$(6,229)	$667

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$37,392	$0	$37,392
Corporate Bonds & Notes
Banking & Finance	0	495,375	0	495,375
Industrials	0	750,825	39,270	790,095
Utilities	0	249,929	0	249,929
Municipal Bonds & Notes
California	0	110,032	0	110,032
District of Columbia	0	5,515	0	5,515
Florida	0	4,518	0	4,518
Illinois	0	2,389	0	2,389
Indiana	0	3,388	0	3,388
Iowa	0	3,676	0	3,676
New Jersey	0	4,296	0	4,296
New York	0	42,244	0	42,244
North Carolina	0	2,604	0	2,604
Ohio	0	11,024	0	11,024
Pennsylvania	0	18,156	0	18,156
Tennessee	0	7,164	0	7,164
Texas	0	33,512	0	33,512
U.S. Treasury Obligations	0	517,823	0	517,823
Mortgage-Backed Securities	0	35,942	0	35,942
Asset-Backed Securities	0	5,594	6,691	12,285
Sovereign Issues	0	46,658	0	46,658
Convertible Preferred Securities
Utilities	1,427	0	0	1,427

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Repurchase Agreements	$0	$1,300	$0	$1,300
U.S. Treasury Bills	0	1,838	0	1,838
PIMCO Short-Term Floating NAV Portfolios	36,609	0	0	36,609
Purchased Options
Foreign Exchange Contracts	0	450	0	450
Interest Rate Contracts	0	52	0	52
	$38,036	$2,391,696	$45,961	$2,475,693

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	7,941	0	7,941
Foreign Exchange Contracts	0	6,896	0	6,896
Interest Rate Contracts	0	13,797	0	13,797
	$0	$28,634	$0	$28,634

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,627)	0	(1,627)
Foreign Exchange Contracts	0	(6,229)	0	(6,229)
Interest Rate Contracts	(1,369)	(4,957)	(38)	(6,364)
	$(1,369)	$(12,813)	$(38)	$(14,220)

Totals	$36,667	$2,407,517	$45,923	$2,490,107

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$36,391	$6,589	$(7,722)	$(98)	$(146)	$(646)	$4,902	$0	$39,270	$(403)
Asset-Backed Securities	6,750	0	0	24	0	(83)	0	0	6,691	(83)

	$43,141	$6,589	$(7,722)	$(74)	$(146)	$(729)	$4,902	$0	$45,961	$(486)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$6	$0	$0	$0	$0	$(6)	$0	$0	$0	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,670)	$0	$0	$0	$965	$667	$0	$0	$(38)	$89

Totals	$41,477	$6,589	$(7,722)	$(74)	$819	$(68)	$4,902	$0	$45,923	$(397)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$450	$52	$502
Variation margin receivable on financial derivative instruments (2)	0	358	0	0	9	367
Unrealized appreciation on foreign currency contracts	0	0	0	6,896	0	6,896
Unrealized appreciation on OTC swap agreements	0	6,235	0	0	13,631	19,866

	$0	$6,593	$0	$7,346	$13,692	$27,631

Liabilities:
Written options outstanding	$0	$0	$0	$0	$4,655	$4,655
Variation margin payable on financial derivative instruments (2)	0	0	0	0	494	494
Unrealized depreciation on foreign currency contracts	0	0	0	6,229	0	6,229
Unrealized depreciation on OTC swap agreements	0	1,627	0	0	340	1,967

	$0	$1,627	$0	$6,229	$5,489	$13,345

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	143

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$(163)	$0	$0	$0	$(163)
Net realized gain on futures contracts	0	0	0	0	10,625	10,625
Net realized gain on written options	0	3,572	0	0	764	4,336
Net realized gain on swaps	0	10,597	0	0	865	11,462
Net realized gain on foreign currency transactions	0	0	0	808	0	808

	$0	$14,006	$0	$808	$12,254	$27,068

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(170)	$(461)	$(631)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(905)	(905)
Net change in unrealized appreciation (depreciation) on written options	0	(165)	0	0	2,201	2,036
Net change in unrealized appreciation (depreciation) on swaps	0	(2,249)	0	0	10,458	8,209
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,711)	0	(1,711)

	$0	$(2,414)	$0	$(1,881)	$11,293	$6,998

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(1,369) and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,872 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$127	$0	$127
BPS	2,585	(2,770)	(185)
BRC	2,628	(2,610)	18
BSN	1	0	1
CBK	(835)	659	(176)
DUB	(1,945)	1,536	(409)
FBF	2,942	(2,680)	262
GLM	3	0	3
GST	(306)	320	14
HUS	2,879	(3,020)	(141)
JPM	281	(960)	(679)
MSC	161	(115)	46
MYC	3,668	(4,300)	(632)
RBC	(322)	260	(62)
RYL	(179)	172	(7)
SOG	57	0	57
UAG	3,626	(3,760)	(134)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Fund

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 86.3%
ACCO Brands Corp.
4.250% due 01/04/2019	$2,000	$2,004
AES Corp.
4.250% due 05/27/2018	3,962	3,972
Allison Transmission, Inc.
2.750% due 08/07/2014	2,907	2,891
AMC Entertainment, Inc.
4.250% due 02/22/2018	1,234	1,225
AMC Networks, Inc.
4.000% due 12/31/2018	2,985	2,978
Ameristar Casinos, Inc.
4.000% due 04/14/2018	2,970	2,977
Aramark Corp.
0.091% due 01/26/2014	103	103
2.345% due 01/26/2014	1,277	1,275
3.341% due 07/26/2016	93	92
3.491% due 07/26/2016	1,407	1,405
Ashland, Inc.
3.750% due 08/23/2018	2,884	2,889
Asurion Corp.
5.500% due 05/24/2018	2,370	2,351
Atlantic Broadband Finance LLC
4.000% due 03/08/2016	1,662	1,663
Avaya, Inc.
3.241% due 10/26/2014	2,870	2,785
Avis Budget Holdings LLC
4.250% due 03/15/2019	1,000	999
Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017	1,980	1,982
BBHI Acquisition LLC
4.500% - 5.250% due 12/14/2017	1,886	1,886
Biomet, Inc.
3.241% - 3.474% due 03/25/2015	1,433	1,419
BJ’s Wholesale Club, Inc.
5.250% due 09/29/2018	1,746	1,757
BNY ConvergEx Group LLC
5.000% due 12/16/2016	1,819	1,819
Boyd Gaming Corp.
6.000% due 12/17/2015	2,200	2,225
Caesars Entertainment Operating Co., Inc.
5.492% due 01/28/2018	1,131	1,024
Calpine Corp.
4.500% due 04/01/2018	3,448	3,438
Capsugel Holdings U.S., Inc.
5.250% due 08/01/2018	2,227	2,248
Cardinal Health, Inc.
4.241% due 09/15/2016	995	986
CCO Holdings LLC
2.741% due 09/06/2014	1,000	988
Celanese Corp.
3.331% due 10/31/2016	2,461	2,474
Cellular South, Inc.
4.500% due 07/27/2017	2,985	2,955
Charter Communications, Inc.
3.720% due 09/06/2016	1,485	1,483
Chrysler Group LLC
6.000% due 05/24/2017	2,982	3,035
Clear Channel Communications
3.641% due 07/30/2014	984	913
Colfax Corp.
4.500% due 01/13/2019	2,993	3,000
Commscope, Inc.
4.250% due 01/14/2018	2,992	2,999
Community Health Systems, Inc.
2.491% - 2.739% due 07/25/2014	1,688	1,669

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Covanta Energy Corp.
4.000% due 03/28/2019	$1,000	$1,006
Crown Castle Operating Co.
4.000% due 01/31/2019	4,963	4,943
Cumulus Media, Inc.
5.750% due 09/16/2018	1,994	2,003
DaVita, Inc.
4.500% due 10/20/2016	1,906	1,916
Dean Foods Co.
1.750% due 04/02/2014	1,999	1,981
Del Monte Foods Co.
4.500% due 02/16/2018	3,950	3,945
Delos Aircraft, Inc.
7.000% due 03/17/2016	3,000	3,019
Delphi Corp.
3.500% due 03/31/2017	2,848	2,852
DigitalGlobe, Inc.
5.750% due 09/21/2018	1,995	1,922
DineEquity, Inc.
4.250% due 10/19/2017	813	814
DJ Orthopedics, Inc.
6.000% due 09/15/2017	2,000	1,997
Dole Food Co., Inc.
5.000% - 6.000% due 07/08/2018	2,424	2,441
Dollar General Corp.
2.991% - 3.558% due 07/07/2014	2,450	2,456
Dunkin’ Brands, Inc.
4.000% due 11/23/2017	2,408	2,410
Emergency Medical Services Corp.
5.250% due 05/25/2018	3,218	3,225
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018	978	980
Federal Mogul Corp.
2.178% due 12/27/2014	1,573	1,515
2.178% due 12/27/2015	802	773
Fidelity National Information Solutions, Inc.
4.250% due 07/18/2016	480	483
First Data Corp.
2.992% due 09/24/2014	1,900	1,834
Fram Group Holdings, Inc.
6.500% due 07/29/2017	1,095	1,103
Freescale Acquisition Corp.
4.494% due 12/01/2016	2,388	2,329
6.000% due 02/28/2019	500	499
Fresenius Medical Care U.S. Finance, Inc.
3.250% due 09/10/2014	2,485	2,487
Generac Power Systems, Inc.
3.750% due 02/09/2019	1,975	1,957
General Nutrition Centers, Inc.
4.250% due 03/02/2018	2,000	1,999
Getty Images, Inc.
4.750% due 11/04/2015	1,500	1,507
Gray Television, Inc.
3.750% due 12/31/2014	1,919	1,904
Greeneden U.S. Holdings LLC
6.750% due 01/31/2019	2,500	2,524
Grifols, Inc.
4.500% due 06/04/2017	2,269	2,270
Harrah’s Operating Co., Inc.
9.500% due 10/31/2016	495	510
HCA, Inc.
3.491% due 05/01/2018	3,900	3,829
Health Management Associates, Inc.
4.500% due 11/18/2018	2,444	2,428
Hertz Corp.
3.750% due 03/11/2018	1,581	1,578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Huntsman International LLC
2.491% - 2.600% due 06/30/2016	$2,500	$2,458
IASIS Healthcare LLC
5.000% due 05/03/2018	935	937
IMG Worldwide, Inc.
5.500% due 06/16/2016	2,978	2,978
Immucor, Inc.
7.250% due 08/17/2018	1,940	1,965
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018	2,958	2,977
Interactive Data Corp.
4.500% due 02/11/2018	2,970	2,978
JBS USA LLC
4.250% due 05/25/2018	2,985	2,993
JMC Steel Group
4.750% due 04/01/2017	2,159	2,164
Kabel Deutschland Vertrieb und Service GmbH
4.250% due 02/01/2019	1,988	1,987
KAR Auction Services, Inc.
5.000% due 05/19/2017	1,486	1,491
Kinetic Concepts, Inc.
7.000% due 05/04/2018	1,746	1,783
Kronos, Inc.
6.250% due 12/28/2017	1,496	1,515
Las Vegas Sands LLC
1.750% due 05/23/2014	2,878	2,839
Lawson Software, Inc.
6.250% due 03/16/2018	3,500	3,483
6.250% due 03/30/2018	1,000	990
LIN Television Corp.
5.000% due 12/21/2018	973	979
Live Nation Entertainment, Inc.
4.500% due 11/06/2016	1,247	1,249
LPL Holdings, Inc.
4.000% due 03/26/2019	1,000	1,001
Manitowoc Co., Inc.
3.250% due 05/13/2016	1,804	1,801
4.250% due 11/13/2017	789	789
MCC Iowa LLC
4.500% due 10/23/2017	990	989
Mediacom LLC
4.500% due 10/23/2017	2,970	2,969
MetroPCS Wireless, Inc.
4.000% due 03/17/2018	2,871	2,855
Michael Foods Group, Inc.
4.250% - 5.250% due 02/25/2018	3,266	3,272
Michaels Stores, Inc.
2.750%- 2.875% due 10/31/2013	950	950
Momentive Performance Materials, Inc.
3.750% due 05/05/2015	1,952	1,876
NBTY, Inc.
4.250% due 10/01/2017	1,582	1,586
Neiman Marcus Group, Inc.
4.750% due 05/16/2018	3,000	2,998
Neustar, Inc.
5.000% due 11/08/2018	1,194	1,200
Nielsen Finance LLC
2.243% due 08/09/2013	302	302
3.493% due 05/01/2016	990	993
Noranda Aluminum Acquisition Corp.
5.750% due 02/28/2019	2,500	2,522
Novelis, Inc.
4.000% due 03/10/2017	2,923	2,920
NRG Energy, Inc.
4.000% due 07/01/2018	4,962	4,961

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	145

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nuveen Investments, Inc.
3.303% due 11/13/2014	$1,500	$1,496
5.720% - 5.803% due 05/13/2017	1,775	1,778
NXP Semiconductors NV
5.500% due 03/04/2017	2,938	2,933
Oberthur Technologies S.A.
6.250% due 03/30/2019	1,000	950
OSI Restaurant Partners LLC
2.544% - 4.500% due 06/14/2013	179	177
2.563% - 4.500% due 06/14/2014	1,815	1,785
Oxbow Carbon & Minerals LLC
3.741% - 3.970% due 05/08/2016	2,068	2,081
Penn National Gaming, Inc.
3.750% due 07/14/2018	1,868	1,871
Petco Animal Supplies, Inc.
4.500% due 11/24/2017	2,970	2,969
Pharmaceutical Product Development, Inc.
6.250% due 12/05/2018	3,092	3,133
Pinafore LLC
4.250% due 09/29/2016	2,734	2,738
Pinnacle Entertainment, Inc.
4.000% due 03/08/2019	2,000	2,008
Pinnacle Foods Finance LLC
2.744% - 3.081% due 04/02/2014	1,965	1,970
4.750% due 09/16/2018	3,000	3,013
Polyone Corp.
5.000% due 12/20/2017	998	1,003
Prestige Brands, Inc.
5.250% - 6.250% due 01/31/2019	2,838	2,860
Quintiles Transnational Corp.
5.000% due 06/08/2018	3,950	3,965
RailAmerica, Inc.
4.000% due 03/01/2019	2,500	2,502
Rexnord Corp.
5.000% due 04/01/2018	3,000	3,004
Reynolds Group Holdings Ltd.
6.500% due 02/09/2018	444	451
6.500% due 08/09/2018	3,347	3,393
Rockwood Specialties Group, Inc.
3.500% due 02/10/2018	2,940	2,963
Rovi Solutions Corp.
4.000% due 03/29/2019	4,000	4,000
RPI Finance Trust
4.000% due 05/10/2018	4,268	4,278
SBA Senior Finance LLC
3.750% due 06/30/2018	2,968	2,968
Schaeffler AG
6.000% due 02/27/2017	2,750	2,766
Sealed Air Corp.
4.750% due 10/03/2018	2,955	2,992
Sensata Technologies BV
4.000% due 05/12/2018	2,978	2,979
Sensus USA, Inc.
4.750% - 5.750% due 05/09/2017	1,881	1,886
ServiceMaster Co.
2.510% due 07/24/2014	340	337
2.740% due 07/24/2014	3,491	3,457
Solutia, Inc.
3.500% due 08/01/2017	1,928	1,930

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sophia LP
6.250% due 07/19/2018		$1,500	$1,526
Springleaf Finance Corp.
5.500% due 05/10/2017		5,000	4,616
SRA International, Inc.
7.500% due 07/20/2018		1,363	1,360
SunCoke Energy, Inc.
4.000% due 07/26/2018		1,192	1,192
SunGard Data Systems, Inc.
1.991% - 1.993% due 02/28/2014		1,357	1,354
3.866% - 4.148% due 02/28/2016		1,428	1,432
SW Acquisitions Co., Inc.
4.000% due 08/17/2017		1,885	1,886
SymphonyIRI Group, Inc.
5.000% - 6.000% due 12/01/2017		3,134	3,135
Syniverse Holdings, Inc.
5.250% due 12/21/2017		2,970	2,986
Taminco Global Chemical Corp.
6.250% due 02/15/2019		1,975	1,992
Telesat Holdings, Inc.
4.750% due 03/28/2019		2,500	2,502
Terex Corp.
5.500% due 04/28/2017		1,343	1,357
6.000% due 04/28/2017	EUR	1,741	2,317
Transdigm, Inc.
4.000% due 02/14/2017		$2,974	2,980
TransUnion LLC
4.750% due 02/10/2018		2,425	2,452
Tronox Inc.
1.000% due 02/08/2018		311	311
4.250% due 02/08/2018		1,139	1,141
Tube City IMS Corp.
5.750% due 03/20/2019		1,500	1,496
U.S. Foodservice, Inc.
2.740% due 07/03/2014		997	964
United Surgical Partners
3.500% due 04/03/2019		2,000	1,986
Univar, Inc.
5.000% due 04/28/2017		1,881	1,887
Universal Health Services, Inc.
3.750% - 5.000% due 11/15/2016		3,391	3,393
Univision Communications, Inc.
2.244% due 09/29/2014		1,277	1,261
4.491% due 03/31/2017		3,000	2,788
Valeant Pharmaceuticals International
3.750% due 02/13/2019		3,000	2,980
Verifone Systems, Inc.
4.250% due 12/28/2018		499	501
Vertafore, Inc.
5.250% due 07/29/2016		992	988
Vodafone Group PLC
6.250% due 07/24/2016		3,016	3,016
Walter Energy, Inc.
4.000% due 04/01/2018		2,785	2,777
Warner Chilcott Co. LLC
4.250% due 03/15/2018		3,120	3,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weight Watchers International
4.000% due 02/24/2019	$1,500	$1,496
Yankee Candle Co., Inc.
5.250% due 03/02/2019	2,000	2,010

Total Bank Loan Obligations (Cost $347,758)		348,937

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.2%
International Lease Finance Corp.
5.750% due 05/15/2016	625	625
Jaguar Holding Co.
9.500% due 12/01/2019	200	218

		843

INDUSTRIALS 1.2%
CSC Holdings LLC
6.750% due 11/15/2021	350	366
HCA, Inc.
6.500% due 02/15/2020	750	789
Lamar Media Corp.
5.875% due 02/01/2022	200	205
Lawson Software, Inc.
9.375% due 04/01/2019 (a)	125	130
Peabody Energy Corp.
6.000% due 11/15/2018	475	468
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019	725	783
Sally Holdings LLC
6.875% due 11/15/2019	250	268
Schaeffler Finance BV
8.500% due 02/15/2019	225	241
Sealed Air Corp.
8.125% due 09/15/2019	525	582
Townsquare Radio LLC
9.000% due 04/01/2019 (a)	500	495
Univision Communications, Inc.
6.875% due 05/15/2019	500	509

		4,836

Total Corporate Bonds & Notes (Cost $5,436)		5,679

	SHARES
SHORT-TERM INSTRUMENTS 7.0%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (b) 7.0%
PIMCO Short-Term Floating NAV Portfolio	2,835,064	28,410

Total Short-Term Instruments (Cost $28,410)		28,410

Total Investments 94.7% (Cost $381,604)		$383,026

Other Assets and Liabilities (Net) 5.3%		21,262

Net Assets 100.0%		$404,288

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Affiliated to the Fund.

146	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2012

(c)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Sell	EUR	1,733	04/2012	CBK	$0	$(70)	$(70)

(d)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$3,483	$345,454	$0	$348,937
Corporate Bonds & Notes
Banking & Finance	0	843	0	843
Industrials	495	4,341	0	4,836
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	28,410	0	0	28,410
	$32,388	$350,638	$0	$383,026

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(70)	0	(70)

Totals	$32,388	$350,568	$0	$382,956

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(e)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$70	$0	$70

	$0	$0	$0	$70	$0	$70

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency transactions	$0	$0	$0	$256	$0	$256

	$0	$0	$0	$256	$0	$256

Net Change in Unrealized on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$(70)	$0	$(70)

	$0	$0	$0	$(70)	$0	$(70)

(1)	See note 5 in the Notes to Financial Statements for additional information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	147

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

March 31, 2012

(f)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(70)	$0	$(70)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

148	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2012

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of nine funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	MARCH 31, 2012	149

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(g) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates certain Funds may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an

150	PIMCO CREDIT BOND FUNDS

March 31, 2012

indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally

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cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses these fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of

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the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(c) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(d) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At the end of the period March 31, 2012, the PIMCO Diversified Income Fund, PIMCO Floating Income Fund and PIMCO Senior Floating Rate Fund had $1,920,000, $1,920,000 and $310,908, respectively, in unfunded loan commitments outstanding.

(e) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS

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will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(f) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

(g) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(h) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2012 are disclosed in the Notes to the Schedules of Investments.

(i) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(j) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the

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Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(l) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of

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the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and

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inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right

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Notes to Financial Statements (Cont.)

to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31,

2012 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates

158	PIMCO CREDIT BOND FUNDS

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rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall

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Notes to Financial Statements (Cont.)

exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Schedules of Investments.

Prime Broker Account Agreements between a Fund and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. See Note 4(j) for additional information.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United

States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

160	PIMCO CREDIT BOND FUNDS

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The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D(1)	A, B, C and R Classes
PIMCO Convertible Fund	0.40%		0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO Credit Absolute Return Fund	0.60%		0.30%	0.40%	N/A	0.70%	0.45%
PIMCO Diversified Income Fund	0.45%		0.30%	0.40%	0.30%	0.70%	0.45%
PIMCO Floating Income Fund	0.30%		0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO High Yield Fund	0.25%		0.30%	0.40%	0.30%	0.65%	0.40%
PIMCO High Yield Spectrum Fund	0.30%	(2)	0.30%	0.40%	N/A	0.65%	0.40%
PIMCO Income Fund	0.25%	(3)	0.20%	0.30%	0.20%	0.50%	0.35%	(4)
PIMCO Long-Term Credit Fund	0.30%		0.25%	0.35%	N/A	N/A	N/A
PIMCO Senior Floating Rate Fund	0.50%		0.30%	0.40%	N/A	0.60%	0.35%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	PIMCO has contractually agreed (through September 30, 2012) to waive 0.05% of the Investment Advisory Fee to 0.25%.
(3)	PIMCO has contractually agreed (through July 31, 2012) to waive 0.05% of the Investment Advisory Fee to 0.20%.
(4)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2012.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2012, the Distributor received $18,790,288 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Credit Absolute Return, PIMCO High Yield Spectrum and PIMCO Senior Floating Rate Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of

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Notes to Financial Statements (Cont.)

organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Credit Absolute Return Fund	$28
PIMCO High Yield Spectrum Fund	7
PIMCO Senior Floating Rate Fund	60

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Convertible Fund	$937	$11,360
PIMCO Credit Absolute Return Fund	71,526	37,291
PIMCO Diversified Income Fund	42,550	81,303
PIMCO Floating Income Fund	240,519	18,196
PIMCO High Yield Fund	1,312,752	200,899
PIMCO High Yield Spectrum Fund	104,582	2,351
PIMCO Income Fund	1,582,595	1,024,160
PIMCO Long-Term Credit Fund	31,704	21,590

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended March 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO Credit Absolute Return Fund	$0	$119,274	$(74,100)	$4	$14	$45,192	$75
PIMCO Diversified Income Fund	105,845	1,366,435	(1,055,800)	219	91	416,790	1,035
PIMCO Floating Income Fund	238,521	1,353,220	(1,179,200)	(19)	122	412,644	920
PIMCO High Yield Fund	583,697	5,575,694	(3,494,899)	167	932	2,665,591	3,694
PIMCO High Yield Spectrum Fund	56,167	365,948	(282,600)	35	(3)	139,547	148
PIMCO Income Fund	168	1,563,601	(1,438,000)	(51)	1	125,719	101
PIMCO Long-Term Credit Fund	21,113	704,374	(688,900)	22	0	36,609	174
PIMCO Senior Floating Rate Fund	0	237,011	(208,600)	(1)	0	28,410	111

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9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Convertible Fund	$1,531,035	$1,533,339	$832,883	$748,587
PIMCO Credit Absolute Return Fund	99,597	99,061	215,611	117,325
PIMCO Diversified Income Fund	2,140,383	1,619,060	1,533,962	1,265,217
PIMCO Floating Income Fund	465,391	359,469	1,666,714	1,146,012
PIMCO High Yield Fund	8,278	72,644	8,836,682	6,321,879
PIMCO High Yield Spectrum Fund	0	0	627,310	281,991
PIMCO Income Fund	28,502,309	24,984,414	5,463,407	2,813,209
PIMCO Long-Term Credit Fund	5,452,738	5,361,303	697,241	353,318
PIMCO Senior Floating Rate Fund	0	0	796,009	442,707

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Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Convertible Fund (1)(10)				PIMCO Credit Absolute Return Fund (2)(11)		PIMCO Diversified Income Fund (3)
	Year Ended 03/31/2012		Year Ended 03/31/2011		Period from 08/31/2011 to 03/31/2012		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	30,605	$408,721	75,320	$1,021,613	15,540	$155,138	120,459	$1,385,357	152,533	$1,736,877
Class P	112	1,504	272	3,901	251	2,513	3,205	36,908	5,869	67,425
Administrative Class	277	3,989	3,047	41,765	0	0	474	5,406	238	2,710
Class D	277	3,747	0	0	844	8,398	4,393	50,435	7,786	88,676
Class A	359	4,845	0	0	1,724	17,143	14,405	164,934	13,473	153,555
Class B	0	0	0	0	0	0	122	1,391	315	3,586
Class C	110	1,479	0	0	175	1,745	4,722	54,253	5,634	64,308
Class R	0	0	0	0	2	21	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	3,990	53,008	4,608	61,863	122	1,227	19,056	218,110	13,519	153,680
Class P	3	51	1	20	2	17	184	2,110	96	1,087
Administrative Class	4	51	181	2,442	0	0	33	375	39	442
Class D	2	30	0	0	6	58	300	3,429	229	2,613
Class A	4	53	0	0	11	111	878	10,039	579	6,588
Class B	0	0	0	0	0	0	30	343	51	583
Class C	0	7	0	0	1	8	435	4,976	330	3,753
Class R	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(23,673)	(329,299)	(9,099)	(122,455)	(2,076)	(20,344)	(51,959)	(592,695)	(63,815)	(722,945)
Class P	(289)	(3,811)	(16)	(240)	(13)	(126)	(2,715)	(31,050)	(2,840)	(32,461)
Administrative Class	(1,951)	(28,668)	(5,747)	(79,303)	0	0	(662)	(7,448)	(180)	(2,036)
Class D	(9)	(129)	0	0	(243)	(2,433)	(3,272)	(37,510)	(5,841)	(66,252)
Class A	(142)	(1,894)	0	0	(902)	(9,027)	(12,332)	(140,511)	(7,552)	(85,694)
Class B	0	0	0	0	0	0	(813)	(9,306)	(1,334)	(15,093)
Class C	(59)	(756)	0	0	(6)	(59)	(3,050)	(34,856)	(2,668)	(30,388)
Class R	0	0	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	9,620	$112,928	68,567	$929,606	15,438	$154,390	93,893	$1,084,690	116,461	$1,331,014

164	PIMCO CREDIT BOND FUNDS

March 31, 2012

PIMCO Floating Income Fund (4)(10)				PIMCO High Yield Fund (5)				PIMCO High Yield Spectrum Fund (6)(10)
Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Period from 09/15/2010 to 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

158,299	$1,410,186	252,502	$2,265,162	755,435	$6,882,823	521,257	$4,812,803	41,198	$429,592	44,464	$462,391
4,473	39,758	10,102	91,701	28,412	258,952	41,528	387,136	643	6,611	473	4,896
97	849	39	354	51,033	472,628	59,019	539,529	0	0	0	0
6,565	58,007	8,885	80,323	75,278	684,684	69,133	633,872	2,584	26,339	1,886	19,652
8,271	73,218	21,676	195,889	64,971	592,676	68,179	628,192	546	5,582	202	2,116
0	0	0	0	244	2,226	600	5,563	0	0	0	0
2,128	18,999	11,888	107,837	17,373	159,472	21,073	194,448	127	1,309	265	2,702
0	0	0	0	2,271	20,788	2,971	27,444	0	0	0	0

16,386	141,085	5,616	50,708	62,521	572,458	38,947	359,570	4,510	45,588	635	6,643
237	2,058	82	744	2,261	20,705	903	8,371	24	251	7	72
2	15	1	5	7,291	66,829	6,938	63,957	0	0	0	0
325	2,811	178	1,599	5,315	48,787	5,370	49,496	58	587	17	179
706	6,131	491	4,418	7,239	66,357	6,393	58,895	14	144	1	13
0	0	0	0	172	1,585	462	4,238	0	0	0	0
383	3,330	234	2,111	2,622	24,030	2,346	21,612	16	163	5	51
0	0	0	0	344	3,156	286	2,640	0	0	0	0

(48,243)	(414,078)	(29,103)	(262,158)	(328,474)	(2,996,985)	(250,960)	(2,309,477)	(1,542)	(15,808)	(330)	(3,400)
(10,268)	(88,795)	(4,213)	(37,901)	(25,096)	(227,632)	(19,773)	(183,004)	(654)	(6,397)	(19)	(203)
(94)	(800)	(16)	(145)	(62,223)	(572,347)	(38,418)	(350,488)	0	0	0	0
(6,902)	(59,129)	(6,067)	(54,498)	(72,697)	(662,118)	(70,282)	(644,716)	(2,163)	(21,783)	(1,066)	(11,101)
(17,992)	(154,199)	(9,201)	(82,670)	(67,326)	(614,491)	(53,937)	(496,211)	(118)	(1,187)	(116)	(1,223)
0	0	0	0	(5,708)	(52,882)	(9,331)	(85,555)	0	0	0	0
(8,600)	(73,685)	(2,854)	(25,638)	(18,694)	(171,022)	(15,794)	(145,344)	(116)	(1,155)	(10)	(107)
0	0	0	0	(2,408)	(22,085)	(1,415)	(13,094)	0	0	0	0

105,773	$965,761	260,240	$2,337,841	500,156	$4,558,594	385,495	$3,569,877	45,127	$469,836	46,414	$482,681

ANNUAL REPORT	MARCH 31, 2012	165

Notes to Financial Statements (Cont.)

	PIMCO Income Fund (7)(11)				PIMCO Long-Term Credit Fund (8)(11)				PIMCO Senior Floating Rate Fund (9)(10)
	Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Period from 04/29/2011 to 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	137,674	$1,540,342	275,934	$3,026,590	43,901	$532,198	50,436	$600,089	38,489	$385,143
Class P	41,715	465,207	6,359	70,561	1	10	0	0	642	6,396
Administrative Class	195	2,188	91	984	0	0	0	0	0	0
Class D	80,608	903,621	58,461	646,132	0	0	0	0	336	3,331
Class A	72,137	806,323	35,090	389,272	0	0	0	0	750	7,480
Class B	0	0	0	0	0	0	0	0	0	0
Class C	42,099	470,950	14,270	157,988	0	0	0	0	347	3,450
Class R	351	3,942	67	753	0	0	0	0	1	10
Issued as reinvestment of distributions
Institutional Class	27,934	309,933	12,182	135,368	17,892	216,323	19,325	225,096	869	8,600
Class P	1,105	12,198	42	466	0	0	0	0	11	106
Administrative Class	4	43	3	34	0	0	0	0	0	0
Class D	5,569	61,723	1,395	15,542	0	0	0	0	3	30
Class A	3,810	42,111	685	7,615	0	0	0	0	7	70
Class B	0	0	0	0	0	0	0	0	0	0
Class C	1,651	18,245	285	3,175	0	0	0	0	3	30
Class R	13	142	1	14	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(34,616)	(386,761)	(30,133)	(333,938)	(18,762)	(227,019)	(81,983)	(967,308)	(542)	(5,406)
Class P	(8,082)	(90,242)	(1,325)	(14,692)	0	0	0	0	(188)	(1,873)
Administrative Class	(93)	(1,058)	(67)	(740)	0	0	0	0	0	0
Class D	(37,368)	(417,450)	(17,564)	(195,745)	0	0	0	0	(222)	(2,215)
Class A	(25,886)	(288,038)	(7,961)	(88,447)	0	0	0	0	(133)	(1,292)
Class B	0	0	0	0	0	0	0	0	0	0
Class C	(6,393)	(71,205)	(1,869)	(20,620)	0	0	0	0	(71)	(700)
Class R	(56)	(617)	(8)	(92)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	302,371	$3,381,597	345,938	$3,800,220	43,032	$521,512	(12,222)	$(142,123)	40,302	$403,160

(1)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 93% of the Fund.
(2)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 61% of the Fund.
(3)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 36% of the Fund.
(4)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 84% of the Fund.
(5)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 22% of the Fund.
(6)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 90% of the Fund.
(7)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 47% of the Fund.
(8)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 33% of the Fund.
(9)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 86% of the Fund.
(10)

The PIMCO All Asset and PIMCO All Asset All Authority Funds, related parties to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

(11)

The PIMCO All Asset Fund, a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

166	PIMCO CREDIT BOND FUNDS

March 31, 2012

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
PIMCO Convertible Fund	$57,245	$2,410	$78,282	$0	$0	$0	$0
PIMCO Credit Absolute Return Fund	730	0	1,861	(90)	(745)	0	0
PIMCO Diversified Income Fund	40,956	0	241,308	(32,372)	(20,255)	0	0
PIMCO Floating Income Fund	31,975	0	84,775	(10,680)	(600,641)	0	0
PIMCO High Yield Fund	62,121	0	646,308	(76,142)	(512,400)	(45,490)	0
PIMCO High Yield Spectrum Fund	3,927	118	(4,782)	(2,301)	0	0	0
PIMCO Income Fund	79,198	4,937	128,081	(29,969)	0	0	0
PIMCO Long-Term Credit Fund	20,485	5,221	148,249	(2,675)	0	0	0
PIMCO Senior Floating Rate Fund	94	0	1,423	(13)	(377)	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through March 31, 2012 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2012, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (5)
	2013	2014	2015	2016	2017	2018	2019
PIMCO Floating Income Fund*	$0	$0	$0	$0	$299,522	$41,823	$0
PIMCO High Yield Fund	0	0	0	0	51,618	460,782	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Note that post-enactment losses must be used before pre-enactment losses are used. As of March 31, 2012, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (5)
PIMCO Credit Absolute Return Fund	$293	$452
PIMCO Diversified Income Fund	20,255	0
PIMCO Floating Income Fund*	245,017	14,279
PIMCO Senior Floating Rate Fund	377	0

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	MARCH 31, 2012	167

Notes to Financial Statements (Cont.)

March 31, 2012

As of March 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Convertible Fund	$1,606,738	$164,758	$(46,944)	$117,814
PIMCO Credit Absolute Return Fund	156,137	2,320	(453)	1,867
PIMCO Diversified Income Fund	5,073,871	271,179	(63,654)	207,525
PIMCO Floating Income Fund	3,720,867	94,042	(60,233)	33,809
PIMCO High Yield Fund	16,109,468	819,571	(217,302)	602,269
PIMCO High Yield Spectrum Fund	926,701	17,106	(21,351)	(4,245)
PIMCO Income Fund	11,741,429	270,362	(146,191)	124,171
PIMCO Long-Term Credit Fund	2,346,675	158,344	(29,326)	129,018
PIMCO Senior Floating Rate Fund	381,604	2,703	(1,281)	1,422

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2012 and March 31, 2011, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2012			March 31, 2011
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital
PIMCO Convertible Fund	$42,561	$11,048	$0	$64,906	$0	$0
PIMCO Credit Absolute Return Fund	1,427	0	0	N/A	N/A	N/A
PIMCO Diversified Income Fund	251,160	9,375	0	188,510	424	0
PIMCO Floating Income Fund	159,879	0	0	63,303	0	0
PIMCO High Yield Fund	951,807	0	0	722,266	0	0
PIMCO High Yield Spectrum Fund	46,853	3	0	7,044	0	0
PIMCO Income Fund	469,394	6,282	0	171,983	4,001	0
PIMCO Long-Term Credit Fund	192,761	24,219	0	195,347	30,143	0
PIMCO Senior Floating Rate Fund	8,845	0	0	N/A	N/A	N/A

(7)	Includes short-term capital gains, if any, distributed.

14. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

168	PIMCO CREDIT BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of PIMCO Convertible Fund, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Long-Term Credit Fund and PIMCO Senior Floating Rate Fund (nine series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Income Fund and the financial highlights of the Funds for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

ANNUAL REPORT	MARCH 31, 2012	169

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RBS	RBS Securities, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	ULW	UBS Ltd.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HUF	Hungarian Forint	NOK	Norwegian Krone
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
CHF	Swiss Franc	INR	Indian Rupee	RUB	Russian Ruble
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter
CBOT	Chicago Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	REIT	Real Estate Investment Trust
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
BBR	Bank Bill Rate	CMBS	Collateralized Mortgage-Backed Security	SPDR	Standard & Poor’s Depository Receipts
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

170	PIMCO CREDIT BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2012) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Convertible Fund	32.19%	32.19%	$6,801	$0
PIMCO Credit Absolute Return Fund	0.00%	0.00%	649	0
PIMCO Diversified Income Fund	0.14%	0.14%	93,134	0
PIMCO Floating Income Fund	0.07%	0.07%	64,759	0
PIMCO High Yield Fund	0.90%	0.90%	624,380	0
PIMCO High Yield Spectrum Fund	0.46%	0.46%	27,744	1,278
PIMCO Income Fund	0.17%	0.17%	292,228	46,730
PIMCO Long-Term Credit Fund	0.16%	0.16%	65,945	75,987
PIMCO Senior Floating Rate Fund	0.00%	0.00%	7,124	91

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

ANNUAL REPORT	MARCH 31, 2012	171

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management L.P.	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

172	PIMCO CREDIT BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO and Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2012	173

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transaction with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

174	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3006AR_033112

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2012

Equity-Related Strategy Funds

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS® TR Fund

PIMCO International Fundamental IndexPLUS® TR Strategy Fund

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO StocksPLUS® TR Short Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		21
Financial Highlights		24
Statements of Assets and Liabilities		36
Statements of Operations		40
Statements of Changes in Net Assets		42
Notes to Financial Statements		164
Report of Independent Registered Public Accounting Firm		187
Glossary		188
Federal Income Tax Information		189
Management of the Trust		190
Privacy Policy		192

Fund	Fund Summary	Schedule of Investments

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	6	45
PIMCO Fundamental Advantage Total Return Strategy Fund	7	58
PIMCO Fundamental IndexPLUS® TR Fund	8	70
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	9	81
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	10	87
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11	99
PIMCO Small Cap StocksPLUS® TR Fund	12	107
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	13	117
PIMCO StocksPLUS® Fund	14	123
PIMCO StocksPLUS® Long Duration Fund	15	133
PIMCO StocksPLUS® Total Return Fund	16	141
PIMCO StocksPLUS® TR Short Strategy Fund	17	152

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

During the reporting period, market volatility reached a state of heightened intensity brought on by a number of diverse yet inter-related events. In response, investors oscillated between being either “risk on” or “risk off” throughout the period, which further contributed to overall market volatility. The European sovereign debt crisis, in particular, amplified global concerns over a Greek default, systemic contagion to the rest of the region and the negative impact such a sovereign default (or defaults) would have on the global banking sector. The European Central Bank initiated a number of long-term debt refinancing programs, via large injections of liquidity, to help contain the crisis and stabilize the European banking system. Nonetheless, several Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, which led to sovereign debt downgrades by the major rating agencies.

In early March, Greece completed an orderly debt swap with private creditors and worked towards restructuring the majority of its public debt. The European Union, via the European Central Bank, agreed to provide Greece with billions of euros in financing over time to help recapitalize Greek banks and support the government. This “organized Greek default” (orchestrated via coordinated efforts globally) contributed to improved investor confidence. However, we believe the European sovereign debt crisis is far from over and should remain a factor causing continued sovereign credit market downside. The Eurozone crisis highlights a number of problems facing many European countries, in which peripheral (and in some cases central) European economies suffer from a loss of competitiveness, negative demographics, currency rigidity, and high sovereign debt levels.

Within the U.S., polarization in Washington led to political theatrics over the debt ceiling debate. At its most recent conclusion, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s, highlighting the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Expanded quantitative easing policies by the Federal Reserve helped provide needed stimulus to a struggling economy and better than expected automobile and manufacturing output provided signs of modest improvement for the U.S. economy. In addition, the overall rate of U.S. unemployment declined over the period, which was an encouraging development though far from being at a level near full employment.

Finally, ongoing social unrest and political uncertainty in the Middle East and North Africa caused instability in the region. The uprising in Syria and Iran’s “saber rattling” in response to Western economic sanctions continue to cause concern worldwide. Most troublesome, the rising tension between Iran and Israel exerted upward pressure on oil prices at a time when the global economy is beginning to show clear signs of slowdown from its 2009-2011 cyclic uptick.

The heightened unpredictability inherent in the markets today present investors with an unusual set of global dynamics that exhibit both increased risks and challenges but also potential opportunities. We believe that such unpredictability can translate into strategies that are generally defensive in nature yet are also flexible enough to be offensive as investment opportunities arise globally. Investor paralysis has never been a legitimate investment option.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower (and prices therefore higher) as investors favored higher quality assets due primarily to ongoing concerns over the European sovereign debt crisis. The yield on the benchmark ten-year U.S. Treasury note yielded 2.21%, or 1.26% lower than on March 31, 2011. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the European Central Bank reduced its main policy rate to 1.00%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.71% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a return of 12.20%, as represented by the Barclays Capital U.S. TIPS Index. TIPS gained on lower real yields across the maturity curve, as shorter maturity real yields fell significantly due to rising crude oil prices towards the latter part of the period. Longer-dated real yields rallied

2	PIMCO EQUITY-RELATED STRATEGY FUNDS

following “Operation Twist” as well as due to strong institutional demand for the asset class. TIPS outperformed nominal U.S. Treasuries; while real and nominal yields rallied fairly in-line with each other, TIPS benefited from strong inflation accruals as inflation ran close to 3% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries due to healthy demand from investors (namely banks, money managers, real estate investment trusts (“REITs”), and non-U.S. institutions) as well as from diminished fears of a widespread refinancing wave. Commercial mortgage-backed securities (“CMBS”) also outperformed like-duration U.S. Treasuries amid strong investor demand for high-quality spread investments.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns over the period. The positive returns were largely driven by heavy inflows into the market on declining investor concerns over widespread municipal defaults. Municipal returns were also supported by a relatively light new-issue calendar over the period. Demand for BABs remained strong as these securities continue to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Investor risk sentiment changed periodically during the reporting period. When risk appetite did emerge, emerging market (“EM”) local sovereign debt and local currencies performed well. However, the period was predominately risk-off, driven largely by the European sovereign debt crisis, and U.S. dollar-denominated EM sovereign debt therefore outperformed other EM asset classes over the entire reporting period as investors sought some relative safety. Each EM fixed income asset class posted positive returns over the period except for EM currencies, which tend to be most responsive to changes in global risk sentiment.

■

U.S. equities, as measured by the S&P 500 Index, returned 8.54% due to increased investor risk appetite towards the latter part of the period. However, global equities, as represented by the MSCI World Index, returned 0.56%, and overall performance was impacted by investor concerns over the European sovereign debt crisis. Similar concerns also impacted returns of emerging market equities, as measured by the MSCI Emerging Markets Index, which declined 8.80% for the period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2012

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and

Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO EQUITY-RELATED STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	11/26/08	11/26/08	01/07/11	—	—	—	—	—	—
PIMCO Fundamental Advantage Total Return Strategy Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	—	07/31/08	—
PIMCO Fundamental IndexPLUS® TR Fund	06/30/05	06/30/05	04/30/08	06/30/05	06/30/05	06/30/05	—	06/30/05	—
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	09/30/11	09/30/11	—	—	—	—	—	—	—
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	—	11/30/06	—
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	—	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO Small Cap StocksPLUS® TR Fund	03/31/06	03/31/06	04/30/08	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	09/30/11	09/30/11	—	—	—	—	—	—	—
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	—
PIMCO StocksPLUS® Total Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO StocksPLUS® TR Short Strategy Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	—	07/31/06	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2012	5

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

Institutional Class - PEFIX	Class P - PEFPX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	41.5%
U.S. Treasury Obligations	21.1%
Corporate Bonds & Notes	18.1%
Short-Term Instruments	10.6%
Sovereign Issues	3.1%
Other	5.6%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (11/26/08)
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund Institutional Class	-6.70%	33.77%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund Class P	-6.86%	33.61%
FTSE RAFI® Emerging Markets Index	-9.03%	25.88%	*
Lipper Emerging Market Funds Average	-9.58%	23.36%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.25% for the Institutional Class shares and 1.35% for Class P shares.

The Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), or by the London Stock Exchange Plc (“Exchange”), or by The Financial Times Limited (“FT”) or by Research Affiliates LLC (“RA”), and neither FTSE nor Exchange nor FT nor RA makes any warranty or representation whatsoever, expressly or implicitly, as to the results to be obtained from the use of the FTSE RAFI®Emerging Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE in conjunction with RA; however, neither FTSE nor Exchange nor FT nor RA shall be liable (whether in negligence or otherwise) to any person for any error in the Index, and neither FTSE nor the Exchange nor FT nor RA shall be under any obligation to advise any person of any error therein. “FTSE” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. “Research Affiliates”, “RAFI”, “Fundamentals Weighted” and “Fundamental Index” are trademarks of Research Affiliates.

The FTSE RAFI® Emerging Markets Index is based on the patented property of Research Affiliates LLC; US Patent Number 7,620,677.

Portfolio Insights

»

The PIMCO EM Fundamental IndexPLUS® TR Strategy Fund seeks total return which exceeds the total return of the FTSE RAFI® Emerging Markets Index (the “Index”) and the MSCI Emerging Markets Index by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Fundamental Index, an enhanced, performance recalibrated version of the Index, backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to emerging market equities, through equity index derivatives, detracted from absolute returns as the Enhanced RAFI® Emerging Markets Fundamental Index declined over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

6	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO Fundamental Advantage Total Return Strategy Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	49.8%
Corporate Bonds & Notes	15.6%
U.S. Treasury Obligations	9.0%
Asset-Backed Securities	8.5%
Mortgage-Backed Securities	6.5%
Short-Term Instruments	3.0%
Other	7.6%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Total Return Strategy Fund Institutional Class	-0.77%	6.77%
PIMCO Fundamental Advantage Total Return Strategy Fund Class P	-0.81%	6.63%
PIMCO Fundamental Advantage Total Return Strategy Fund Class D	-1.08%	6.31%
PIMCO Fundamental Advantage Total Return Strategy Fund Class A	-1.05%	6.34%
PIMCO Fundamental Advantage Total Return Strategy Fund Class A (adjusted)	-4.77%	5.35%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C	-1.88%	5.72%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C (adjusted)	-2.79%	5.72%
3 Month USD LIBOR Index	0.37%	1.08%
Lipper Equity Market Neutral Funds Average	0.44%	0.38%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.89% for the Institutional Class shares, 0.99% for Class P shares, 1.29% for Class D shares, 1.29% for Class A shares, and 2.04% for Class C shares.

Portfolio Insights

»

The PIMCO Fundamental Advantage Total Return Strategy Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index.

»

The Fund’s long-short domestic equity exposure, through equity index derivatives, detracted from performance as the Enhanced RAFI® 1000 returned 6.12% over the reporting period compared to a return of 8.54% for the S&P 500 Index.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	7

PIMCO Fundamental IndexPLUS® TR Fund

Institutional Class - PXTIX	Class D - PIXDX
Class P - PIXPX	Class A - PIXAX
Administrative Class - PXTAX	Class C - PIXCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	43.9%
U.S. Treasury Obligations	32.4%
Corporate Bonds & Notes	9.6%
Mortgage-Backed Securities	4.1%
Short-Term Instruments	3.1%
Other	6.9%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS® TR Fund Institutional Class	10.92%	7.77%	9.15%
PIMCO Fundamental IndexPLUS® TR Fund Class P	10.91%	7.66%	9.03%
PIMCO Fundamental IndexPLUS® TR Fund Administrative Class	10.87%	7.51%	8.89%
PIMCO Fundamental IndexPLUS® TR Fund Class D	10.53%	7.35%	8.72%
PIMCO Fundamental IndexPLUS® TR Fund Class A	10.62%	7.35%	8.71%
PIMCO Fundamental IndexPLUS® TR Fund Class A (adjusted)	6.47%	6.53%	8.10%
PIMCO Fundamental IndexPLUS® TR Fund Class C	9.71%	6.55%	7.94%
PIMCO Fundamental IndexPLUS® TR Fund Class C (adjusted)	8.73%	6.55%	7.94%
FTSE RAFI® US 1000 Index	4.96%	2.90%	5.92%
S&P 500 Index	8.54%	2.01%	4.68%
Lipper Specialty Diversified Equity Funds Average	-1.16%	1.23%	1.29%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.80% for the Institutional Class shares, 0.90% for Class P shares, 1.05% for Administrative Class shares, 1.20% for Class D shares, 1.20% for Class A shares, and 1.95% for Class C shares.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 Index is based on the patented intellectual property of Research Affiliates, LLC; US Patent No. 7,792,719.

Portfolio Insights

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The PIMCO Fundamental IndexPLUS® TR Fund seeks total return which exceeds that of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index, backed by a portfolio of short and intermediate maturity Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, helped absolute performance as the Enhanced RAFI® 1000 generated a total return of 6.12% over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

8	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO International Fundamental IndexPLUS® TR Strategy Fund

Institutional Class - PTSIX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Treasury Obligations	47.2%
Short-Term Instruments	25.6%
U.S. Government Agencies	17.5%
Corporate Bonds & Notes	5.3%
Mortgage-Backed Securities	2.2%
Other	2.2%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
Fund Inception (09/30/2011)
PIMCO International Fundamental IndexPLUS® TR Strategy Fund Institutional Class	14.77%
MSCI EAFE Net Dividend Index (USD Unhedged)	14.56%
Lipper Specialty Diversified Equity Funds Average	8.28%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.85% for the Institutional Class shares.

Portfolio Insights

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The PIMCO International Fundamental IndexPLUS® TR Strategy Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Developed ex-U.S. Fundamental Index, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on September 30, 2011.

»

The Fund’s exposure to developed non-U.S. equity markets, through equity index derivatives, helped absolute performance as the Enhanced RAFI® (eRAFI) Developed ex-U.S. Fundamental Index returned 14.42% since the Fund’s inception.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»

Maintaining a positive duration (or sensitivity to changes in market interest rates) had a negative impact on returns as U.S. Treasury yields were broadly higher over the period since the Fund’s inception.

»	An allocation to investment grade corporate bonds enhanced performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which outperformed U.S. Treasuries on a duration-adjusted basis, added to returns.

ANNUAL REPORT	MARCH 31, 2012	9

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	43.4%
U.S. Treasury Obligations	22.0%
Short-Term Instruments	17.6%
Corporate Bonds & Notes	11.3%
Mortgage-Backed Securities	2.2%
Other	3.5%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (11/30/06)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Institutional Class	-2.95%	0.87%	2.00%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class P	-3.17%	0.80%	1.93%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Administrative Class	-3.32%	0.60%	1.73%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class D	-3.25%	0.44%	1.57%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A	-3.45%	0.46%	1.58%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A (adjusted)	-7.13%	-0.31%	0.85%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C	-4.18%	-0.29%	0.81%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C (adjusted)	-5.10%	-0.29%	0.81%
MSCI EAFE Net Dividend Index (USD Unhedged)	-5.77%	-3.51%	-2.00%
Lipper International Multi-Cap Core Funds Average	-6.55%	-2.68%	-1.30%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.65% for the Institutional Class shares, 0.75% for Class P shares, 0.90% for Administrative Class shares, 1.05% for Class D shares, 1.05% for Class A shares, and 1.80% for Class C shares.

Portfolio Insights

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The PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to developed international equity markets, through equity index derivatives, detracted from absolute performance as the MSCI EAFE Net Dividend Index (USD Unhedged) declined 5.77% over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

10	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
Class P - PIUHX	Class B - PIPBX
Class D - PIPDX	Class C - PIPCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Treasury Obligations	28.2%
U.S. Government Agencies	27.0%
Corporate Bonds & Notes	17.5%
Mortgage-Backed Securities	10.1%
Sovereign Issues	5.7%
Short-Term Instruments	4.4%
Other	7.1%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Institutional Class	-1.62%	0.57%	8.05%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class P	-1.76%	0.47%	7.99%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class D	-1.97%	0.19%	7.59%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A	-1.95%	0.17%	7.60%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	-5.63%	-0.96%	6.88%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B	-2.66%	-0.53%	6.87%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	-7.17%	-0.74%	6.87%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C	-2.80%	-0.55%	6.83%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	-3.70%	-0.55%	6.83%
MSCI EAFE Hedged USD Index	-4.01%	-4.76%	4.63%	*
Lipper International Multi-Cap Core Funds Average	-6.55%	-2.68%	6.71%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.77% for the Institutional Class shares, 0.87% for Class P shares, 1.17% for Class D shares, 1.17% for Class A shares, 1.92% for Class B shares, and 1.92% for Class C shares.

Portfolio Insights

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The PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»

The Fund’s exposure to developed international equity markets, through equity index derivatives, detracted from absolute performance as the MSCI EAFE Net Dividend Index (USD Hedged) declined 4.01% over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	11

PIMCO Small Cap StocksPLUS® TR Fund

Institutional Class - PSCSX	Class A - PCKAX
Class P - PCKPX	Class C - PCKCX
Class D - PCKDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	45.3%
Corporate Bonds & Notes	18.0%
U.S. Treasury Obligations	17.0%
Short-Term Instruments	6.4%
Municipal Bonds & Notes	4.2%
Other	9.1%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® TR Fund Institutional Class	1.17%	8.55%	8.36%
PIMCO Small Cap StocksPLUS® TR Fund Class P	1.04%	8.42%	8.24%
PIMCO Small Cap StocksPLUS® TR Fund Class D	0.94%	8.16%	7.95%
PIMCO Small Cap StocksPLUS® TR Fund Class A	0.71%	8.20%	7.99%
PIMCO Small Cap StocksPLUS® TR Fund Class A (adjusted)	-3.07%	7.38%	7.31%
PIMCO Small Cap StocksPLUS® TR Fund Class C	-0.07%	7.32%	7.11%
PIMCO Small Cap StocksPLUS® TR Fund Class C (adjusted)	-1.03%	7.32%	7.11%
Russell 2000® Index	-0.18%	2.13%	2.75%
Lipper Specialty Diversified Equity Funds Average	-1.16%	1.23%	1.26%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.71% for the Institutional Class shares, 0.81% for Class P shares, 1.13% for Class D shares, 1.13% for Class A shares, and 1.88% for Class C shares.

Portfolio Insights

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The PIMCO Small Cap StocksPLUS® TR Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, detracted from absolute performance as the Russell 2000® Index declined 0.18% over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

12	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

Institutional Class - PCFIX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Treasury Obligations	39.8%
U.S. Government Agencies	21.5%
Short-Term Instruments	18.7%
Corporate Bonds & Notes	10.6%
Mortgage-Backed Securities	5.3%
Other	4.1%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
Fund Inception (09/30/2011)
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund Institutional Class	32.56%
Russell 2000® Index	29.83%
Lipper Specialty Diversified Equity Funds Average	8.28%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.85% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Small Company Fundamental Index, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on September 30, 2011.

»

The Fund’s exposure to small company U.S. equity markets, through equity index derivatives, helped absolute performance as the Enhanced RAFI® (eRAFI) Small Company Fundamental Index returned 31.04% since the Fund’s inception.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»

Maintaining a positive duration (or sensitivity to changes in market interest rates) had a negative impact on returns as U.S. Treasury yields were broadly higher over the period since the Fund’s inception.

»	An allocation to investment grade corporate bonds enhanced performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which outperformed U.S. Treasuries on a duration-adjusted basis, added to returns.

ANNUAL REPORT	MARCH 31, 2012	13

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class B - PSPBX
Administrative Class - PPLAX	Class C - PSPCX
Class D - PSPDX	Class R - PSPRX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	38.7%
Short-Term Instruments	27.5%
Corporate Bonds & Notes	13.9%
U.S. Treasury Obligations	8.6%
Asset-Backed Securities	5.4%
Other	5.9%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	8.52%	2.38%	4.30%	8.85%
PIMCO StocksPLUS® Fund Class P	8.25%	2.29%	4.27%	8.84%
PIMCO StocksPLUS® Fund Administrative Class	8.17%	2.11%	4.04%	8.53%
PIMCO StocksPLUS® Fund Class D	8.07%	1.98%	3.89%	8.38%
PIMCO StocksPLUS® Fund Class A	7.96%	1.96%	3.87%	8.38%
PIMCO StocksPLUS® Fund Class A (adjusted)	3.92%	1.34%	3.55%	8.20%
PIMCO StocksPLUS® Fund Class B	7.26%	1.20%	3.34%	8.08%
PIMCO StocksPLUS® Fund Class B (adjusted)	2.45%	0.91%	3.34%	8.08%
PIMCO StocksPLUS® Fund Class C	7.44%	1.48%	3.37%	7.85%
PIMCO StocksPLUS® Fund Class C (adjusted)	6.48%	1.48%	3.37%	7.85%
PIMCO StocksPLUS® Fund Class R	7.96%	1.75%	3.65%	8.16%
S&P 500 Index	8.54%	2.01%	4.12%	8.42%	*
Lipper Large-Cap Core Funds Average	5.99%	1.35%	3.66%	7.88%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.40% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, helped absolute performance as the S&P 500 Index generated a total return of 8.54% over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

14	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	39.9%
Short-Term Instruments	16.7%
U.S. Government Agencies	15.5%
U.S. Treasury Obligations	15.4%
Municipal Bonds & Notes	6.4%
Other	6.1%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	26.51%	9.47%
S&P 500 Index	8.54%	1.21%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR	30.70%	9.11%
Lipper Specialty Diversified Equity Funds Average	-1.16%	1.47%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.60% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	An above benchmark duration (or sensitivity to changes in market interest rates) was a significant contributor to absolute performance as U.S. Treasury yields fell over the reporting period.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, added to performance as the S&P 500 Index rose over the reporting period.

»	The portfolio’s emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened over the reporting period.

»	An out-of-benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries over the reporting period.

»	An overweight allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	15

PIMCO StocksPLUS® Total Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class B - PTOBX
Class D - PSTDX	Class C - PSOCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	34.6%
U.S. Treasury Obligations	19.3%
Corporate Bonds & Notes	17.6%
Short-Term Instruments	6.4%
Municipal Bonds & Notes	6.2%
Sovereign Issues	6.1%
Other	9.8%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Total Return Fund Institutional Class	11.68%	5.24%	8.28%
PIMCO StocksPLUS® Total Return Fund Class P	11.57%	5.13%	8.22%
PIMCO StocksPLUS® Total Return Fund Class D	11.25%	4.85%	7.87%
PIMCO StocksPLUS® Total Return Fund Class A	11.07%	4.79%	7.87%
PIMCO StocksPLUS® Total Return Fund Class A (adjusted)	6.91%	4.00%	7.45%
PIMCO StocksPLUS® Total Return Fund Class B	10.41%	4.04%	7.20%
PIMCO StocksPLUS® Total Return Fund Class B (adjusted)	6.91%	3.98%	7.20%
PIMCO StocksPLUS® Total Return Fund Class C	10.36%	4.04%	7.06%
PIMCO StocksPLUS® Total Return Fund Class C (adjusted)	9.36%	4.04%	7.06%
S&P 500 Index	8.54%	2.01%	5.77%	*
Lipper Large-Cap Core Funds Average	5.99%	1.35%	5.17%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, 1.79% for Class B shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Total Return Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, helped absolute performance as the S&P 500 Index generated a total return of 8.54% over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

16	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO StocksPLUS® TR Short Strategy Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	36.4%
U.S. Treasury Obligations	24.4%
Corporate Bonds & Notes	18.1%
Short Term Instruments	7.8%
Mortgage-Backed Securities	4.4%
Other	8.9%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® TR Short Strategy Fund Institutional Class	-8.92%	1.10%	0.26%
PIMCO StocksPLUS® TR Short Strategy Fund Class P	-9.17%	0.99%	0.18%
PIMCO StocksPLUS® TR Short Strategy Fund Class D	-9.26%	0.64%	-0.16%
PIMCO StocksPLUS® TR Short Strategy Fund Class A	-9.27%	0.62%	-0.17%
PIMCO StocksPLUS® TR Short Strategy Fund Class A (adjusted)	-12.67%	-0.15%	-0.61%
PIMCO StocksPLUS® TR Short Strategy Fund Class C	-9.94%	-0.16%	-0.95%
PIMCO StocksPLUS® TR Short Strategy Fund Class C (adjusted)	-10.82%	-0.16%	-0.95%
S&P 500 Index	8.54%	2.01%	6.27%	*
Inverse of S&P 500 Index	-10.29%	-5.45%	-8.09%	*
Lipper Dedicated Short-Bias Fund Average	-21.57%	-21.01%	-15.78%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, and 1.79% for Class C shares.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Portfolio Insights

»

The PIMCO StocksPLUS® TR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely to the value of the Index on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments.

»

The Fund’s short exposure to U.S. equity markets, through equity index derivatives, detracted from absolute performance as the S&P 500 Index generated a positive total return of 8.54% over the reporting period.

»	Within the fixed income portfolio backing the equity derivatives, the Fund benefited from capturing yield in excess of money market rates.

»	Maintaining a positive duration (or sensitivity to changes in market interest rates) was beneficial to returns as U.S. Treasury yields were broadly lower over the reporting period.

»	An allocation to investment grade corporate bonds detracted from performance as these securities underperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of Agency mortgage-backed securities, which underperformed U.S. Treasuries on a duration-adjusted basis, had a negative impact on returns.

»	Exposure to local interest rates in Brazil added to returns as these rates declined over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2011 to March 31, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund
Institutional Class	$1,000.00	$1,254.00	$7.04	$1,000.00	$1,018.75	$6.31	1.25%
Class P	1,000.00	1,253.10	7.60	1,000.00	1,018.25	6.81	1.35
PIMCO Fundamental Advantage Total Return Strategy Fund
Institutional Class	$1,000.00	$1,031.70	$4.67	$1,000.00	$1,020.40	$4.65	0.92%
Class P	1,000.00	1,028.80	5.17	1,000.00	1,019.90	5.15	1.02
Class D	1,000.00	1,030.60	6.70	1,000.00	1,018.40	6.66	1.32
Class A	1,000.00	1,030.80	6.70	1,000.00	1,018.40	6.66	1.32
Class C	1,000.00	1,025.50	10.48	1,000.00	1,014.65	10.43	2.07
PIMCO Fundamental IndexPLUS® TR Fund
Institutional Class	$1,000.00	$1,303.40	$4.55	$1,000.00	$1,021.05	$3.99	0.79%
Class P	1,000.00	1,301.70	5.12	1,000.00	1,020.55	4.50	0.89
Administrative Class	1,000.00	1,304.40	5.99	1,000.00	1,019.80	5.25	1.04
Class D	1,000.00	1,301.90	6.85	1,000.00	1,019.05	6.01	1.19
Class A	1,000.00	1,300.00	6.84	1,000.00	1,019.05	6.01	1.19
Class C	1,000.00	1,298.00	11.15	1,000.00	1,015.30	9.77	1.94

18	PIMCO EQUITY-RELATED STRATEGY FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO International Fundamental IndexPLUS® TR Strategy Fund
Institutional Class	$1,000.00	$1,147.70	$4.51	$1,000.00	$1,020.80	$4.24	0.84%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Institutional Class	$1,000.00	$1,203.50	$3.53	$1,000.00	$1,021.80	$3.23	0.64%
Class P	1,000.00	1,202.40	4.07	1,000.00	1,021.30	3.74	0.74
Administrative Class	1,000.00	1,199.80	4.89	1,000.00	1,020.55	4.50	0.89
Class D	1,000.00	1,200.80	5.72	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	1,200.70	5.72	1,000.00	1,019.80	5.25	1.04
Class C	1,000.00	1,194.90	9.82	1,000.00	1,016.05	9.02	1.79
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,192.50	$4.11	$1,000.00	$1,021.25	$3.79	0.75%
Class P(a)	1,000.00	1,191.40	0.56	1,000.00	1,020.75	4.29	0.85
Class D	1,000.00	1,187.80	6.29	1,000.00	1,019.25	5.81	1.15
Class A	1,000.00	1,188.00	6.29	1,000.00	1,019.25	5.81	1.15
Class B	1,000.00	1,185.10	10.38	1,000.00	1,015.50	9.57	1.90
Class C	1,000.00	1,184.10	10.37	1,000.00	1,015.50	9.57	1.90
PIMCO Small Cap StocksPLUS® TR Fund
Institutional Class	$1,000.00	$1,351.60	$4.06	$1,000.00	$1,021.55	$3.49	0.69%
Class P	1,000.00	1,352.50	4.65	1,000.00	1,021.05	3.99	0.79
Class D	1,000.00	1,349.50	6.40	1,000.00	1,019.55	5.50	1.09
Class A	1,000.00	1,349.70	6.40	1,000.00	1,019.55	5.50	1.09
Class C	1,000.00	1,343.50	10.78	1,000.00	1,015.80	9.27	1.84
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund
Institutional Class	$1,000.00	$1,325.60	$4.88	$1,000.00	$1,020.80	$4.24	0.84%
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,287.00	$2.86	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,288.10	3.43	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,284.90	4.28	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	1,284.70	5.14	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,285.10	5.14	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	1,278.80	9.40	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	1,281.00	7.98	1,000.00	1,018.00	7.06	1.40
Class R	1,000.00	1,285.60	6.57	1,000.00	1,019.25	5.81	1.15
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,272.00	$3.35	$1,000.00	$1,022.05	$2.98	0.59%
PIMCO StocksPLUS® Total Return Fund
Institutional Class	$1,000.00	$1,319.00	$3.71	$1,000.00	$1,021.80	$3.23	0.64%
Class P	1,000.00	1,317.40	4.29	1,000.00	1,021.30	3.74	0.74
Class D	1,000.00	1,317.00	6.02	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	1,315.70	6.02	1,000.00	1,019.80	5.25	1.04
Class B	1,000.00	1,311.40	10.34	1,000.00	1,016.05	9.02	1.79
Class C	1,000.00	1,311.70	10.34	1,000.00	1,016.05	9.02	1.79

ANNUAL REPORT	MARCH 31, 2012	19

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO StocksPLUS® TR Short Strategy Fund
Institutional Class	$1,000.00	$817.00	$3.00	$1,000.00	$1,021.70	$3.34	0.66%
Class P	1,000.00	816.20	3.45	1,000.00	1,021.20	3.84	0.76
Class D	1,000.00	815.90	4.81	1,000.00	1,019.70	5.35	1.06
Class A	1,000.00	816.00	4.81	1,000.00	1,019.70	5.35	1.06
Class C	1,000.00	810.80	8.19	1,000.00	1,015.95	9.12	1.81

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 7 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 3/9/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 22/366 for the Class P shares of the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (to reflect the period since the inception date of 3/9/12). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal year.

20	PIMCO EQUITY-RELATED STRATEGY FUNDS

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® Emerging Markets Index	The FTSE RAFI® Emerging Markets Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of non market-cap weighted indexes, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalisation. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® Emerging Markets Index is designed to provide investors with a tool to enable investment in emerging markets whilst using fundamental weightings methodology. The FTSE RAFI® Emerging Markets Index consists of the 350 companies with the largest RAFI fundamental values, selected from the constituents of the FTSE Emerging Markets Index. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® US 1000 Index	FTSE RAFI® US 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

MSCI EAFE Hedged USD Index	MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Hedged USD is a free float-adjusted market capitalization index of issuers in countries of Europe, Australia, and the Far East represented in US Dollars on a hedged basis. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	21

Benchmark Descriptions (Cont.)

Index	Description

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR	S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

22	PIMCO EQUITY-RELATED STRATEGY FUNDS

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ANNUAL REPORT	MARCH 31, 2012	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund
Institutional Class
03/31/2012	$11.24	$0.13	$(0.91)	$(0.78)	$(0.32)	$0.00	$0.00	$(0.32)
03/31/2011	11.10	0.13	2.52	2.65	(2.22)	(0.29)	0.00	(2.51)
03/31/2010	10.34	0.28	9.91	10.19	(9.03)	(0.40)	0.00	(9.43)
11/26/2008 - 03/31/2009	10.00	0.07	1.03	1.10	(0.76)	0.00	0.00	(0.76)
Class P
03/31/2012	11.24	0.11	(0.90)	(0.79)	(0.27)	0.00	0.00	(0.27)
01/07/2011 - 03/31/2011	10.85	0.03	0.36	0.39	0.00	0.00	0.00	0.00

PIMCO Fundamental Advantage Total Return Strategy Fund
Institutional Class
03/31/2012	$4.41	$0.09	$(0.13)	$(0.04)	$(0.34)	$0.00	$0.00	$(0.34)
03/31/2011	4.62	0.07	0.28	0.35	(0.56)	0.00	0.00	(0.56)
03/31/2010	4.38	0.07	1.07	1.14	(0.73)	(0.17)	0.00	(0.90)
03/31/2009	10.00	0.37	(0.86)	(0.49)	(0.02)	(5.11)	0.00	(5.13)
02/29/2008 - 03/31/2008	10.00	0.01	(0.01)	0.00	0.00	0.00	0.00	0.00
Class P
03/31/2012	4.40	0.10	(0.14)	(0.04)	(0.34)	0.00	0.00	(0.34)
06/30/2010 - 03/31/2011	4.71	0.05	0.13	0.18	(0.49)	0.00	0.00	(0.49)
Class D
03/31/2012	4.34	0.08	(0.13)	(0.05)	(0.33)	0.00	0.00	(0.33)
03/31/2011	4.56	0.05	0.27	0.32	(0.54)	0.00	0.00	(0.54)
03/31/2010	4.35	0.04	1.07	1.11	(0.73)	(0.17)	0.00	(0.90)
07/31/2008 - 03/31/2009	9.81	0.23	(0.57)	(0.34)	(0.01)	(5.11)	0.00	(5.12)
Class A
03/31/2012	4.35	0.08	(0.13)	(0.05)	(0.33)	0.00	0.00	(0.33)
03/31/2011	4.57	0.05	0.27	0.32	(0.54)	0.00	0.00	(0.54)
03/31/2010	4.36	0.06	1.04	1.10	(0.72)	(0.17)	0.00	(0.89)
07/31/2008 - 03/31/2009	9.81	0.24	(0.56)	(0.32)	(0.02)	(5.11)	0.00	(5.13)
Class C
03/31/2012	4.38	0.05	(0.13)	(0.08)	(0.31)	0.00	0.00	(0.31)
03/31/2011	4.61	0.01	0.27	0.28	(0.51)	0.00	0.00	(0.51)
03/31/2010	4.41	0.02	1.06	1.08	(0.71)	(0.17)	0.00	(0.88)
07/31/2008 - 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)	0.00	(5.12)

PIMCO Fundamental IndexPLUS® TR Fund
Institutional Class
03/31/2012	$5.94	$0.09	$0.49	$0.58	$(0.66)	$0.00	$0.00	$(0.66)
03/31/2011	6.07	0.15	1.16	1.31	(1.44)	0.00	0.00	(1.44)
03/31/2010	4.82	0.40	4.41	4.81	(3.56)	0.00	0.00	(3.56)
03/31/2009	9.42	0.37	(4.84)	(4.47)	0.00	(0.08)	(0.05)	(0.13)
03/31/2008	10.46	0.51	(0.84)	(0.33)	(0.18)	0.00	(0.53)	(0.71)
Class P
03/31/2012	5.93	0.09	0.48	0.57	(0.65)	0.00	0.00	(0.65)
03/31/2011	6.07	0.14	1.15	1.29	(1.43)	0.00	0.00	(1.43)
03/31/2010	4.82	0.38	4.42	4.80	(3.55)	0.00	0.00	(3.55)
04/30/2008 - 03/31/2009	9.93	0.36	(5.34)	(4.98)	0.00	(0.08)	(0.05)	(0.13)
Administrative Class
03/31/2012	5.88	0.08	0.49	0.57	(0.65)	0.00	0.00	(0.65)
03/31/2011	6.03	0.13	1.14	1.27	(1.42)	0.00	0.00	(1.42)
03/31/2010	4.81	0.36	4.41	4.77	(3.55)	0.00	0.00	(3.55)
03/31/2009	9.41	0.39	(4.87)	(4.48)	0.00	(0.08)	(0.04)	(0.12)
03/31/2008	10.45	0.49	(0.84)	(0.35)	(0.16)	0.00	(0.53)	(0.69)
Class D
03/31/2012	5.81	0.07	0.47	0.54	(0.63)	0.00	0.00	(0.63)
03/31/2011	5.97	0.12	1.14	1.26	(1.42)	0.00	0.00	(1.42)
03/31/2010	4.79	0.34	4.39	4.73	(3.55)	0.00	0.00	(3.55)
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)	(0.12)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.16)	0.00	(0.52)	(0.68)

Please see footnotes on page 34.

24	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.14	(6.70)%	$4,715,043	1.25%		1.25%		1.25%		1.25%		1.37%		774%
11.24	24.97	2,399,802	1.25		1.25		1.25		1.25		1.13		517
11.10	104.46	368,540	1.26		1.26		1.25		1.25		1.99		589
10.34	10.94	178,966	1.25	*	1.25	*	1.25	*	1.25	*	2.06	*	244

10.18	(6.86)	2,771	1.35		1.35		1.35		1.35		1.14		774
11.24	3.59	30	1.35	*	1.35	*	1.35	*	1.35	*	1.36	*	517

$4.03	(0.77)%	$1,490,114	0.91%		0.91%		0.89%		0.89%		2.10%		629%
4.41	7.74	4,645,834	0.89		0.89		0.89		0.89		1.40		512
4.62	26.73	3,321,122	0.90		0.90		0.89		0.89		1.50		301
4.38	(3.56)	220,383	1.48		1.48		0.89		0.89		4.50		621
10.00	0.00	361,600	0.89	*	1.05	*	0.89	*	1.05	*	0.72	*	151

4.02	(0.81)	22,608	1.01		1.01		0.99		0.99		2.30		629
4.40	4.04	16,685	0.99	*	0.99	*	0.99	*	0.99	*	1.48	*	512

3.96	(1.08)	41,035	1.31		1.31		1.29		1.29		1.90		629
4.34	7.19	76,463	1.29		1.29		1.29		1.29		1.02		512
4.56	26.10	27,219	1.30		1.30		1.29		1.29		0.85		301
4.35	(2.02)	99	2.75	*	2.75	*	1.29	*	1.29	*	7.08	*	621

3.97	(1.05)	66,096	1.31		1.31		1.29		1.29		1.90		629
4.35	7.29	93,291	1.29		1.29		1.29		1.29		1.10		512
4.57	25.95	14,754	1.30		1.30		1.29		1.29		1.21		301
4.36	(1.90)	764	2.89	*	2.89	*	1.29	*	1.29	*	6.65	*	621

3.99	(1.88)	20,658	2.06		2.06		2.04		2.04		1.16		629
4.38	6.33	25,766	2.04		2.04		2.04		2.04		0.32		512
4.61	25.14	4,945	2.06		2.06		2.04		2.04		0.47		301
4.41	(1.59)	387	3.43	*	3.43	*	2.04	*	2.04	*	5.14	*	621

$5.86	10.92%	$351,353	0.79%		0.79%		0.79%		0.79%		1.59%		1,047%
5.94	25.43	210,946	0.80		0.80		0.79		0.79		2.55		453
6.07	107.06	206,500	0.97		0.97		0.79		0.79		5.94		786
4.82	(47.60)	525,176	1.60		1.60		0.79		0.79		5.54		564
9.42	(3.72)	508,453	1.28		1.28		0.79		0.79		4.88		279

5.85	10.91	22,443	0.89		0.89		0.89		0.89		1.56		1,047
5.93	25.17	6,672	0.90		0.90		0.89		0.89		2.40		453
6.07	106.76	1,087	0.99		0.99		0.89		0.89		5.22		786
4.82	(50.31)	5	1.73	*	1.73	*	0.89	*	0.89	*	5.61	*	564

5.80	10.87	2,163	1.04		1.04		1.04		1.04		1.44		1,047
5.88	24.89	59	1.05		1.05		1.04		1.04		2.26		453
6.03	106.50	13	1.17		1.17		1.04		1.04		5.25		786
4.81	(47.72)	6	1.91		1.91		1.04		1.04		5.36		564
9.41	(3.90)	12	1.54		1.54		1.04		1.04		4.62		279

5.72	10.53	91,205	1.19		1.19		1.19		1.19		1.34		1,047
5.81	24.99	81,839	1.20		1.20		1.19		1.19		2.15		453
5.97	105.95	4,725	1.32		1.32		1.19		1.19		5.02		786
4.79	(47.80)	1,712	2.07		2.07		1.19		1.19		5.19		564
9.38	(4.02)	10,220	1.70		1.70		1.19		1.19		4.48		279

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2012	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Fundamental IndexPLUS® TR Fund (Cont.)
Class A
03/31/2012	$5.81	$0.07	$0.48	$0.55	$(0.64)	$0.00	$0.00	$(0.64)
03/31/2011	5.98	0.12	1.13	1.25	(1.42)	0.00	0.00	(1.42)
03/31/2010	4.79	0.34	4.40	4.74	(3.55)	0.00	0.00	(3.55)
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)	(0.12)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00	(0.53)	(0.68)
Class C
03/31/2012	5.63	0.03	0.45	0.48	(0.60)	0.00	0.00	(0.60)
03/31/2011	5.84	0.08	1.09	1.17	(1.38)	0.00	0.00	(1.38)
03/31/2010	4.74	0.29	4.33	4.62	(3.52)	0.00	0.00	(3.52)
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)	(0.02)	(0.10)
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00	(0.52)	(0.62)

PIMCO International Fundamental IndexPLUS® TR Strategy Fund
Institutional Class
09/30/2011 - 03/31/2012	$10.00	$0.05	$1.43	$1.48	$(0.11)	$0.00	$0.00	$(0.11)

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Institutional Class
03/31/2012	$6.64	$0.11	$(0.33)	$(0.22)	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2011	6.40	0.12	0.84	0.96	(0.65)	(0.07)	0.00	(0.72)
03/31/2010	4.60	0.20	3.60	3.80	(2.00)	0.00	0.00	(2.00)
03/31/2009	9.55	0.36	(5.13)	(4.77)	0.00	(0.06)	(0.12)	(0.18)
03/31/2008	10.21	0.49	(0.31)	0.18	(0.39)	0.00	(0.45)	(0.84)
Class P
03/31/2012	6.67	0.11	(0.35)	(0.24)	(0.24)	0.00	0.00	(0.24)
03/31/2011	6.40	0.11	0.86	0.97	(0.63)	(0.07)	0.00	(0.70)
03/31/2010	4.60	0.20	3.59	3.79	(1.99)	0.00	0.00	(1.99)
04/30/2008 - 03/31/2009	10.14	0.32	(5.68)	(5.36)	0.00	(0.06)	(0.12)	(0.18)
Administrative Class
03/31/2012	6.61	0.10	(0.34)	(0.24)	(0.24)	0.00	0.00	(0.24)
03/31/2011	6.37	0.10	0.85	0.95	(0.64)	(0.07)	0.00	(0.71)
03/31/2010	4.59	0.19	3.58	3.77	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.54	0.34	(5.12)	(4.78)	0.00	(0.06)	(0.11)	(0.17)
03/31/2008	10.21	0.47	(0.32)	0.15	(0.37)	0.00	(0.45)	(0.82)
Class D
03/31/2012	6.57	0.09	(0.33)	(0.24)	(0.23)	0.00	0.00	(0.23)
03/31/2011	6.32	0.09	0.85	0.94	(0.62)	(0.07)	0.00	(0.69)
03/31/2010	4.57	0.17	3.57	3.74	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.49	0.36	(5.12)	(4.76)	0.00	(0.06)	(0.10)	(0.16)
03/31/2008	10.20	0.45	(0.35)	0.10	(0.36)	0.00	(0.45)	(0.81)
Class A
03/31/2012	6.56	0.09	(0.34)	(0.25)	(0.23)	0.00	0.00	(0.23)
03/31/2011	6.33	0.09	0.84	0.93	(0.63)	(0.07)	0.00	(0.70)
03/31/2010	4.57	0.15	3.60	3.75	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.51	0.34	(5.11)	(4.77)	0.00	(0.06)	(0.11)	(0.17)
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00	(0.44)	(0.82)
Class C
03/31/2012	6.42	0.04	(0.33)	(0.29)	(0.20)	0.00	0.00	(0.20)
03/31/2011	6.22	0.04	0.83	0.87	(0.60)	(0.07)	0.00	(0.67)
03/31/2010	4.53	0.11	3.54	3.65	(1.96)	0.00	0.00	(1.96)
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)	(0.09)	(0.15)
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00	(0.45)	(0.79)

Please see footnotes on page 34.

26	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$5.72	10.62%	$97,573	1.19%		1.19%		1.19%		1.19%		1.33%		1,047%
5.81	24.77	69,302	1.20		1.20		1.19		1.19		2.09		453
5.98	106.17	16,155	1.32		1.32		1.19		1.19		5.05		786
4.79	(47.81)	7,882	2.07		2.07		1.19		1.19		5.17		564
9.38	(4.01)	27,595	1.70		1.70		1.19		1.19		4.49		279

5.51	9.71	33,921	1.94		1.94		1.94		1.94		0.56		1,047
5.63	23.86	20,521	1.95		1.95		1.94		1.94		1.37		453
5.84	104.72	6,433	2.07		2.07		1.94		1.94		4.33		786
4.74	(48.13)	2,941	2.79		2.79		1.94		1.94		4.34		564
9.32	(4.83)	11,296	2.43		2.43		1.94		1.94		3.72		279

$11.37	14.77%	$1,258,123	0.84	%*	0.85	%*	0.84	%*	0.85	%*	0.83	%*	347%

$6.17	(2.95)%	$909,672	0.64%		0.64%		0.64%		0.64%		1.83%		778%
6.64	15.90	395,385	0.65		0.65		0.64		0.64		1.78		427
6.40	84.13	68,672	0.65		0.65		0.64		0.64		3.04		493
4.60	(50.26)	37,609	1.68		1.68		0.64		0.64		5.12		456
9.55	1.35	72,625	1.30	(b)	1.30	(b)	0.66	(b)	0.66	(b)	4.75		384

6.19	(3.17)	2,906	0.74		0.74		0.74		0.74		1.73		778
6.67	16.04	113	0.75		0.75		0.74		0.74		1.80		427
6.40	83.88	15	0.75		0.75		0.74		0.74		2.82		493
4.60	(53.16)	5	1.73	*	1.73	*	0.74	*	0.74	*	5.07	*	456

6.13	(3.32)	11	0.89		0.89		0.89		0.89		1.58		778
6.61	15.75	11	0.90		0.90		0.89		0.89		1.60		427
6.37	83.60	10	0.90		0.90		0.89		0.89		2.80		493
4.59	(50.37)	5	1.94		1.94		0.89		0.89		4.86		456
9.54	1.06	11	1.53	(b)	1.53	(b)	0.91	(b)	0.91	(b)	4.52		384

6.10	(3.25)	18,507	1.04		1.04		1.04		1.04		1.49		778
6.57	15.58	3,294	1.05		1.05		1.04		1.04		1.40		427
6.32	83.30	3,235	1.05		1.05		1.04		1.04		2.49		493
4.57	(50.39)	497	2.08		2.08		1.04		1.04		4.78		456
9.49	0.54	633	1.56	(b)	1.56	(b)	1.06	(b)	1.06	(b)	4.33		384

6.08	(3.45)	5,718	1.04		1.04		1.04		1.04		1.43		778
6.56	15.49	5,090	1.05		1.05		1.04		1.04		1.53		427
6.33	83.63	7,146	1.05		1.05		1.04		1.04		2.32		493
4.57	(50.47)	540	2.10		2.10		1.04		1.04		4.69		456
9.51	0.86	1,881	2.11	(b)	2.11	(b)	1.06	(b)	1.06	(b)	4.47		384

5.93	(4.18)	2,105	1.79		1.79		1.79		1.79		0.71		778
6.42	14.70	1,039	1.80		1.80		1.79		1.79		0.72		427
6.22	81.99	716	1.80		1.80		1.79		1.79		1.56		493
4.53	(50.76)	71	2.88		2.88		1.79		1.79		3.97		456
9.45	0.06	398	2.60	(b)	2.60	(b)	1.81	(b)	1.81	(b)	3.65		384

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2012	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2012	$7.41	$0.17	$(0.31)	$(0.14)	$(0.41)	$(0.10)	$0.00	$(0.51)
03/31/2011	9.32	0.27	0.45	0.72	(2.63)	0.00	0.00	(2.63)
03/31/2010	6.46	0.54	4.29	4.83	(1.69)	(0.28)	0.00	(1.97)
03/31/2009	10.31	0.54	(4.38)	(3.84)	(0.01)	0.00	0.00	(0.01)
03/31/2008	12.26	0.58	(2.15)	(1.57)	(0.32)	(0.06)	0.00	(0.38)
Class P
03/09/2012 - 03/31/2012	6.88	0.01	(0.03)	(0.02)	(0.11)	0.00	0.00	(0.11)
Class D
03/31/2012	7.24	0.15	(0.31)	(0.16)	(0.40)	(0.10)	0.00	(0.50)
03/31/2011	9.16	0.24	0.43	0.67	(2.59)	0.00	0.00	(2.59)
03/31/2010	6.38	0.38	4.35	4.73	(1.67)	(0.28)	0.00	(1.95)
03/31/2009	10.22	0.54	(4.38)	(3.84)	0.00	0.00	0.00	0.00
03/31/2008	12.16	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00	(0.34)
Class A
03/31/2012	7.23	0.15	(0.31)	(0.16)	(0.40)	(0.10)	0.00	(0.50)
03/31/2011	9.17	0.24	0.42	0.66	(2.60)	0.00	0.00	(2.60)
03/31/2010	6.38	0.44	4.30	4.74	(1.67)	(0.28)	0.00	(1.95)
03/31/2009	10.23	0.53	(4.38)	(3.85)	0.00	0.00	0.00	0.00
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00	(0.34)
Class B
03/31/2012	6.96	0.10	(0.30)	(0.20)	(0.38)	(0.10)	0.00	(0.48)
03/31/2011	8.90	0.17	0.42	0.59	(2.53)	0.00	0.00	(2.53)
03/31/2010	6.25	0.39	4.17	4.56	(1.63)	(0.28)	0.00	(1.91)
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00	0.00	0.00
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)	0.00	(0.27)
Class C
03/31/2012	6.95	0.10	(0.31)	(0.21)	(0.38)	(0.10)	0.00	(0.48)
03/31/2011	8.91	0.17	0.42	0.59	(2.55)	0.00	0.00	(2.55)
03/31/2010	6.26	0.39	4.18	4.57	(1.64)	(0.28)	0.00	(1.92)
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00	0.00	0.00
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)	0.00	(0.27)

PIMCO Small Cap StocksPLUS® TR Fund
Institutional Class
03/31/2012	$8.10	$0.15	$(0.10)	$0.05	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2011	6.97	0.14	2.21	2.35	(1.22)	0.00	0.00	(1.22)
03/31/2010	5.63	0.33	4.64	4.97	(3.63)	0.00	0.00	(3.63)
03/31/2009	9.07	0.26	(3.65)	(3.39)	(0.01)	0.00	(0.04)	(0.05)
03/31/2008	10.60	0.47	(1.46)	(0.99)	(0.42)	(0.12)	0.00	(0.54)
Class P
03/31/2012	8.09	0.17	(0.13)	0.04	(0.37)	0.00	0.00	(0.37)
03/31/2011	6.97	0.13	2.20	2.33	(1.21)	0.00	0.00	(1.21)
03/31/2010	5.63	0.16	4.81	4.97	(3.63)	0.00	0.00	(3.63)
04/30/2008 - 03/31/2009	9.49	0.27	(4.09)	(3.82)	0.00	0.00	(0.04)	(0.04)
Class D
03/31/2012	7.98	0.14	(0.11)	0.03	(0.35)	0.00	0.00	(0.35)
03/31/2011	6.91	0.12	2.17	2.29	(1.22)	0.00	0.00	(1.22)
03/31/2010	5.61	0.23	4.69	4.92	(3.62)	0.00	0.00	(3.62)
03/31/2009	9.04	0.28	(3.69)	(3.41)	0.00	0.00	(0.02)	(0.02)
03/31/2008	10.57	0.44	(1.46)	(1.02)	(0.39)	(0.12)	0.00	(0.51)
Class A
03/31/2012	8.03	0.14	(0.13)	0.01	(0.35)	0.00	0.00	(0.35)
03/31/2011	6.93	0.12	2.19	2.31	(1.21)	0.00	0.00	(1.21)
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	0.00	(3.63)
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)	(0.03)
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)	0.00	(0.51)

Please see footnotes on page 34.

28	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$6.76	(1.62)%	$111,595	0.76%		0.76%		0.75%		0.75%		2.63%		896%
7.41	8.75	125,963	0.76		0.76		0.75		0.75		3.10		1,051
9.32	76.88	162,453	0.95		0.95		0.75		0.75		6.16		1,196
6.46	(37.30)	217,610	2.45		2.45		0.75		0.75		6.64		1,001
10.31	(13.31)	219,680	1.50	(c)	1.50	(c)	0.78	(c)	0.78	(c)	4.75		908

6.75	(0.23)	10	0.86	*	0.86	*	0.85	*	0.85	*	2.39	*	896

6.58	(1.97)	14,524	1.16		1.16		1.15		1.15		2.28		896
7.24	8.31	34,149	1.16		1.16		1.15		1.15		2.79		1,051
9.16	76.21	47,459	1.20		1.20		1.15		1.15		4.04		1,196
6.38	(37.57)	3,580	2.97		2.97		1.15		1.15		6.22		1,001
10.22	(13.57)	9,389	2.00	(c)	2.00	(c)	1.18	(c)	1.18	(c)	4.39		908

6.57	(1.95)	12,271	1.16		1.16		1.15		1.15		2.29		896
7.23	8.23	24,117	1.16		1.16		1.15		1.15		2.84		1,051
9.17	76.37	11,470	1.28		1.28		1.15		1.15		4.92		1,196
6.38	(37.63)	5,192	2.95		2.95		1.15		1.15		6.19		1,001
10.23	(13.59)	11,923	2.03	(c)	2.03	(c)	1.18	(c)	1.18	(c)	4.39		908

6.28	(2.66)	903	1.91		1.91		1.90		1.90		1.54		896
6.96	7.59	2,338	1.91		1.91		1.90		1.90		2.08		1,051
8.90	75.05	3,580	2.05		2.05		1.90		1.90		4.53		1,196
6.25	(38.00)	2,702	3.72		3.72		1.90		1.90		5.32		1,001
10.08	(14.31)	9,274	2.80	(c)	2.80	(c)	1.93	(c)	1.93	(c)	3.66		908

6.26	(2.80)	5,042	1.91		1.91		1.90		1.90		1.53		896
6.95	7.56	9,754	1.91		1.91		1.90		1.90		2.11		1,051
8.91	75.03	4,949	2.05		2.05		1.90		1.90		4.43		1,196
6.26	(38.02)	2,751	3.72		3.72		1.90		1.90		5.39		1,001
10.10	(14.22)	8,140	2.78	(c)	2.78	(c)	1.93	(c)	1.93	(c)	3.65		908

$7.77	1.17%	$171,799	0.69%		0.69%		0.69%		0.69%		2.10%		666%
8.10	35.77	201,665	0.71		0.71		0.69		0.69		1.94		571
6.97	94.74	154,296	0.79		0.79		0.69		0.69		4.42		762
5.63	(37.56)	450,524	1.02		1.02		0.69		0.69		3.89		609
9.07	(9.75)	26,751	1.50	(d)	1.50	(d)	0.71	(d)	0.71	(d)	4.66		403

7.76	1.04	5,348	0.79		0.79		0.79		0.79		2.32		666
8.09	35.41	2,234	0.81		0.81		0.79		0.79		1.75		571
6.97	94.65	1,868	0.80		0.80		0.79		0.79		2.33		762
5.63	(40.39)	6	1.15	*	1.15	*	0.79	*	0.79	*	3.88	*	609

7.66	0.94	95,341	1.09		1.09		1.09		1.09		1.89		666
7.98	35.09	106,387	1.13		1.13		1.09		1.09		1.59		571
6.91	94.07	1,780	1.13		1.13		1.09		1.09		3.03		762
5.61	(37.80)	124	1.58		1.58		1.09		1.09		3.73		609
9.04	(10.07)	131	1.85	(d)	1.85	(d)	1.11	(d)	1.11	(d)	4.30		403

7.69	0.71	54,972	1.09		1.09		1.09		1.09		1.87		666
8.03	35.30	63,897	1.13		1.13		1.09		1.09		1.64		571
6.93	94.12	11,941	1.16		1.16		1.09		1.09		3.32		762
5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609
9.06	(9.95)	161	1.97	(d)	1.97	(d)	1.11	(d)	1.11	(d)	4.25		403

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2012	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Small Cap StocksPLUS® TR Fund (Cont.)
Class C
03/31/2012	$7.72	$0.08	$(0.12)	$(0.04)	$(0.31)	$0.00	$(0.31)
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	(1.19)
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	(3.60)
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)	(0.46)

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund
Institutional Class
09/30/2011 - 03/31/2012	$10.00	$0.05	$3.13	$3.18	$(0.76)	$0.00	$(0.76)

PIMCO StocksPLUS® Fund
Institutional Class
03/31/2012	$8.93	$0.08	$0.56	$0.64	$(0.41)	$(0.49)	$(0.90)
03/31/2011	8.27	0.12	1.30	1.42	(0.76)	0.00	(0.76)
03/31/2010	4.94	0.13	3.39	3.52	(0.19)	0.00	(0.19)
03/31/2009	9.95	0.33	(4.72)	(4.39)	(0.62)	0.00	(0.62)
03/31/2008	11.07	0.54	(1.04)	(0.50)	(0.62)	0.00	(0.62)
Class P
03/31/2012	8.95	0.07	0.55	0.62	(0.40)	(0.49)	(0.89)
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	(0.74)
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	(0.18)
04/30/2008 - 03/31/2009	10.55	0.28	(5.27)	(4.99)	(0.62)	0.00	(0.62)
Administrative Class
03/31/2012	8.67	0.06	0.54	0.60	(0.40)	(0.49)	(0.89)
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	(0.74)
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	(0.19)
03/31/2009	9.71	0.31	(4.61)	(4.30)	(0.59)	0.00	(0.59)
03/31/2008	10.83	0.51	(1.04)	(0.53)	(0.59)	0.00	(0.59)
Class D
03/31/2012	8.57	0.05	0.53	0.58	(0.38)	(0.49)	(0.87)
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	(0.73)
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	(0.19)
03/31/2009	9.65	0.28	(4.57)	(4.29)	(0.59)	0.00	(0.59)
03/31/2008	10.76	0.48	(1.02)	(0.54)	(0.57)	0.00	(0.57)
Class A
03/31/2012	8.61	0.05	0.52	0.57	(0.38)	(0.49)	(0.87)
03/31/2011	8.00	0.08	1.26	1.34	(0.73)	0.00	(0.73)
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	(0.19)
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	(0.59)
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00	(0.58)
Class B
03/31/2012	8.28	(0.01)	0.51	0.50	(0.32)	(0.49)	(0.81)
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	(0.67)
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	(0.17)
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	(0.54)
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00	(0.49)
Class C
03/31/2012	8.39	0.01	0.51	0.52	(0.35)	(0.49)	(0.84)
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	(0.69)
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	(0.18)
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	(0.56)
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00	(0.52)

Please see footnotes on page 34.

30	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$7.37	(0.07)%	$22,989	1.84%		1.84%		1.84%		1.84%		1.11%	666%
7.72	34.24	19,329	1.88		1.88		1.84		1.84		0.89	571
6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29	762
5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24	609
8.97	(10.74)	444	2.71	(d)	2.71	(d)	1.86	(d)	1.86	(d)	3.52	403

$12.42	32.56%	$417,462	0.84	%*	0.86	%*	0.84	%*	0.86	%*	0.91%*	227%

$8.67	8.52%	$1,313,949	0.50%		0.50%		0.50%		0.50%		0.95%	404%
8.93	18.59	1,193,012	0.50		0.50		0.50		0.50		1.49	225
8.27	71.35	654,432	0.54		0.54		0.50		0.50		1.82	392
4.94	(46.33)	143,460	1.10		1.10		0.50		0.50		4.18	425
9.95	(4.95)	519,242	0.62	(e)	0.62	(e)	0.53	(e)	0.53	(e)	4.76	67

8.68	8.25	1,149	0.60		0.60		0.60		0.60		0.89	404
8.95	18.53	995	0.60		0.60		0.60		0.60		1.36	225
8.28	71.31	315	0.61		0.61		0.60		0.60		1.49	392
4.94	(49.40)	5	1.23	*	1.23	*	0.60	*	0.60	*	4.23 *	425

8.38	8.17	3,378	0.75		0.75		0.75		0.75		0.73	404
8.67	18.30	3,355	0.75		0.75		0.75		0.75		1.23	225
8.05	70.96	2,857	0.79		0.79		0.75		0.75		1.94	392
4.82	(46.41)	1,665	1.31		1.31		0.75		0.75		3.86	425
9.71	(5.30)	10,343	0.86	(e)	0.86	(e)	0.78	(e)	0.78	(e)	4.55	67

8.28	8.07	6,953	0.90		0.90		0.90		0.90		0.57	404
8.57	18.11	11,501	0.90		0.90		0.90		0.90		1.02	225
7.97	71.00	8,827	0.94		0.94		0.90		0.90		1.59	392
4.77	(46.59)	2,572	1.53		1.53		0.90		0.90		3.83	425
9.65	(5.38)	5,345	1.03	(e)	1.03	(e)	0.93	(e)	0.93	(e)	4.35	67

8.31	7.96	82,266	0.90		0.90		0.90		0.90		0.59	404
8.61	18.13	83,042	0.90		0.90		0.90		0.90		1.07	225
8.00	70.93	68,038	0.94		0.94		0.90		0.90		1.90	392
4.79	(46.61)	53,364	1.52		1.52		0.90		0.90		3.82	425
9.69	(5.33)	101,021	1.03	(e)	1.03	(e)	0.93	(e)	0.93	(e)	4.35	67

7.97	7.26	2,492	1.65		1.65		1.65		1.65		(0.19)	404
8.28	17.20	5,635	1.65		1.65		1.65		1.65		0.31	225
7.72	69.42	8,664	1.69		1.69		1.65		1.65		1.14	392
4.66	(46.99)	6,937	2.25		2.25		1.65		1.65		3.04	425
9.45	(6.00)	21,826	1.78	(e)	1.78	(e)	1.68	(e)	1.68	(e)	3.61	67

8.07	7.44	49,695	1.40		1.40		1.40		1.40		0.08	404
8.39	17.65	52,092	1.40		1.40		1.40		1.40		0.58	225
7.81	69.98	43,004	1.44		1.44		1.40		1.40		1.34	392
4.70	(46.88)	29,321	2.02		2.02		1.40		1.40		3.31	425
9.53	(5.69)	72,282	1.53	(e)	1.53	(e)	1.43	(e)	1.43	(e)	3.85	67

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2012	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO StocksPLUS® Fund (Cont.)
Class R
03/31/2012	$8.76	$0.03	$0.56	$0.59	$(0.37)	$(0.49)	$0.00	$(0.86)
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	0.00	(0.71)
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	0.00	(0.18)
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00	(0.57)
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00	0.00	(0.55)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2012	$7.01	$0.29	$1.49	$1.78	$(0.19)	$(0.46)	$0.00	$(0.65)
03/31/2011	8.17	0.34	1.48	1.82	(0.77)	(2.21)	0.00	(2.98)
03/31/2010	5.48	0.31	3.17	3.48	(0.29)	(0.50)	0.00	(0.79)
03/31/2009	9.21	0.31	(3.95)	(3.64)	(0.09)	0.00	0.00	(0.09)
08/31/2007 - 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)	(0.25)	(0.40)

PIMCO StocksPLUS® Total Return Fund
Institutional Class
03/31/2012	$8.23	$0.15	$0.77	$0.92	$(0.39)	$0.00	$0.00	$(0.39)
03/31/2011	7.14	0.17	1.42	1.59	(0.50)	0.00	0.00	(0.50)
03/31/2010	4.84	0.28	3.55	3.83	(1.53)	0.00	0.00	(1.53)
03/31/2009	10.02	0.50	(5.09)	(4.59)	(0.53)	0.00	(0.06)	(0.59)
03/31/2008	11.87	0.59	(0.70)	(0.11)	(0.66)	(1.08)	0.00	(1.74)
Class P
03/31/2012	8.21	0.16	0.74	0.90	(0.38)	0.00	0.00	(0.38)
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	0.00	(0.50)
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	0.00	(1.53)
04/30/2008 - 03/31/2009	10.65	0.44	(5.66)	(5.22)	(0.53)	0.00	(0.06)	(0.59)
Class D
03/31/2012	8.14	0.13	0.75	0.88	(0.36)	0.00	0.00	(0.36)
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	0.00	(0.48)
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	0.00	(1.52)
03/31/2009	9.99	0.47	(5.07)	(4.60)	(0.51)	0.00	(0.06)	(0.57)
03/31/2008	11.83	0.55	(0.69)	(0.14)	(0.62)	(1.08)	0.00	(1.70)
Class A
03/31/2012	8.21	0.13	0.74	0.87	(0.36)	0.00	0.00	(0.36)
03/31/2011	7.13	0.14	1.42	1.56	(0.48)	0.00	0.00	(0.48)
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	0.00	(1.52)
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)	(0.57)
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)	0.00	(1.69)
Class B
03/31/2012	7.93	0.07	0.72	0.79	(0.29)	0.00	0.00	(0.29)
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	0.00	(0.43)
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)	(0.52)
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00	(1.62)
Class C
03/31/2012	7.94	0.07	0.72	0.79	(0.31)	0.00	0.00	(0.31)
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	0.00	(0.44)
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)	(0.52)
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00	(1.62)

PIMCO StocksPLUS® TR Short Strategy Fund
Institutional Class
03/31/2012	$4.13	$0.10	$(0.46)	$(0.36)	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2011	4.66	0.08	(0.55)	(0.47)	(0.06)	0.00	0.00	(0.06)
03/31/2010	6.88	0.10	(1.83)	(1.73)	(0.13)	(0.36)	0.00	(0.49)
03/31/2009	9.43	0.42	2.92	3.34	(0.23)	(5.66)	0.00	(5.89)
03/31/2008	8.38	0.39	1.08	1.47	(0.42)	0.00	0.00	(0.42)

Please see footnotes on page 34.

32	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$8.49	7.96%	$2,313	1.15%		1.15%		1.15%		1.15%		0.34%	404%
8.76	17.79	2,332	1.15		1.15		1.15		1.15		0.83	225
8.13	70.35	2,288	1.19		1.19		1.15		1.15		1.52	392
4.88	(46.69)	1,147	1.76		1.76		1.15		1.15		3.56	425
9.85	(5.56)	2,925	1.30	(e)	1.30	(e)	1.17	(e)	1.17	(e)	4.08	67

$8.14	26.51%	$524,448	0.59%		0.59%		0.59%		0.59%		3.93%	276%
7.01	25.78	491,002	0.60		0.60		0.59		0.59		4.24	339
8.17	64.82	419,105	0.60		0.60		0.59		0.59		4.24	417
5.48	(39.72)	206,821	0.81		0.81		0.59		0.59		4.39	464
9.21	(4.23)	122,184	0.61	*	0.68	*	0.59	*	0.67	*	4.66 *	272

$8.76	11.68%	$167,147	0.64%		0.64%		0.64%		0.64%		1.98%	601%
8.23	23.03	181,890	0.64		0.64		0.64		0.64		2.31	476
7.14	81.47	155,222	0.69		0.69		0.64		0.64		4.21	609
4.84	(46.99)	101,848	2.56		2.56		0.64		0.64		6.61	521
10.02	(2.33)	182,993	2.25	(b)	2.25	(b)	0.67	(b)	0.67	(b)	5.01	411

8.73	11.57	5,013	0.74		0.74		0.74		0.74		2.04	601
8.21	22.86	2,186	0.74		0.74		0.74		0.74		2.07	476
7.13	81.20	329	0.76		0.76		0.74		0.74		3.80	609
4.84	(50.15)	5	2.55	*	2.55	*	0.74	*	0.74	*	6.52 *	521

8.66	11.25	115,818	1.04		1.04		1.04		1.04		1.67	601
8.14	22.52	111,590	1.04		1.04		1.04		1.04		1.72	476
7.08	80.66	15,281	1.09		1.09		1.04		1.04		3.61	609
4.82	(47.20)	4,352	2.94		2.94		1.04		1.04		6.24	521
9.99	(2.56)	7,144	3.10	(b)	3.10	(b)	1.07	(b)	1.07	(b)	4.78	411

8.72	11.07	76,257	1.04		1.04		1.04		1.04		1.68	601
8.21	22.59	75,423	1.04		1.04		1.04		1.04		1.88	476
7.13	80.58	37,735	1.09		1.09		1.04		1.04		3.78	609
4.85	(47.17)	12,052	2.97		2.97		1.04		1.04		6.20	521
10.04	(2.71)	25,661	2.68	(b)	2.68	(b)	1.07	(b)	1.07	(b)	4.64	411

8.43	10.41	1,968	1.79		1.79		1.79		1.79		0.89	601
7.93	21.47	4,288	1.79		1.79		1.79		1.79		1.20	476
6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12	609
4.74	(47.62)	5,619	3.75		3.75		1.79		1.79		5.42	521
9.85	(3.40)	16,220	3.47	(b)	3.47	(b)	1.82	(b)	1.82	(b)	3.90	411

8.42	10.36	24,647	1.79		1.79		1.79		1.79		0.94	601
7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13	476
6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09	609
4.75	(47.61)	6,559	3.74		3.74		1.79		1.79		5.43	521
9.87	(3.39)	17,702	3.43	(b)	3.43	(b)	1.82	(b)	1.82	(b)	3.89	411

$3.65	(8.92)%	$1,454,709	0.66%		0.66%		0.64%		0.64%		2.40%	635%
4.13	(10.22)	1,308,042	0.66	(f)	0.66	(f)	0.66	(f)	0.66	(f)	1.79	483
4.66	(25.64)	752,805	0.69		0.69		0.69		0.69		1.93	406
6.88	46.74	18,892	1.43		1.43		0.69		0.69		4.45	515
9.43	18.39	197,340	1.21	(d)	1.21	(d)	0.71	(d)	0.71	(d)	4.60	220

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2012	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)
Class P
03/31/2012	$4.13	$0.10	$(0.47)	$(0.37)	$(0.12)	$0.00	$(0.12)
03/31/2011	4.66	0.10	(0.57)	(0.47)	(0.06)	0.00	(0.06)
01/29/2010 - 03/31/2010	5.08	0.01	(0.41)	(0.40)	(0.02)	0.00	(0.02)
Class D
03/31/2012	4.01	0.09	(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	(0.05)
03/31/2010	6.71	0.08	(1.79)	(1.71)	(0.11)	(0.36)	(0.47)
03/31/2009	9.39	0.33	2.93	3.26	(0.28)	(5.66)	(5.94)
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	(0.40)
Class A
03/31/2012	4.01	0.09	(0.45)	(0.36)	(0.11)	0.00	(0.11)
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	(0.05)
03/31/2010	6.73	0.08	(1.80)	(1.72)	(0.12)	(0.36)	(0.48)
03/31/2009	9.39	0.35	2.92	3.27	(0.27)	(5.66)	(5.93)
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	(0.40)
Class C
03/31/2012	3.93	0.05	(0.43)	(0.38)	(0.09)	0.00	(0.09)
03/31/2011	4.46	0.03	(0.53)	(0.50)	(0.03)	0.00	(0.03)
03/31/2010	6.65	0.05	(1.79)	(1.74)	(0.09)	(0.36)	(0.45)
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)	(5.89)
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00	(0.35)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.39%.
(c)	Effective October 1, 2007, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.45%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.44%.
(e)	Effective October 1, 2007, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Effective October 1, 2010, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.39%.

34	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$3.64	(9.17)%	$38,120	0.76%		0.76%		0.74%		0.74%		2.46%		635%
4.13	(10.22)	10,955	0.76	(f)	0.76	(f)	0.76	(f)	0.76	(f)	2.28		483
4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28	*	406

3.54	(9.26)	70,353	1.06		1.06		1.04		1.04		2.15		635
4.01	(10.50)	78,865	1.06	(f)	1.06	(f)	1.06	(f)	1.06	(f)	1.27		483
4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61		406
6.71	45.75	47,833	2.40		2.40		1.09		1.09		4.12		515
9.39	17.80	9,449	1.65	(d)	1.65	(d)	1.11	(d)	1.11	(d)	3.89		220

3.54	(9.27)	145,473	1.06		1.06		1.04		1.04		2.12		635
4.01	(10.49)	177,651	1.06	(f)	1.06	(f)	1.06	(f)	1.06	(f)	1.34		483
4.53	(26.10)	155,362	1.09		1.09		1.09		1.09		1.56		406
6.73	45.90	44,892	2.09		2.09		1.09		1.09		4.08		515
9.39	17.79	39,964	1.61	(d)	1.61	(d)	1.11	(d)	1.11	(d)	3.75		220

3.46	(9.94)	27,889	1.81		1.81		1.79		1.79		1.37		635
3.93	(11.30)	26,572	1.81	(f)	1.81	(f)	1.81	(f)	1.81	(f)	0.58		483
4.46	(26.63)	23,040	1.84		1.84		1.84		1.84		0.89		406
6.65	44.87	10,698	2.97		2.97		1.84		1.84		3.33		515
9.36	16.84	2,888	2.49	(d)	2.49	(d)	1.86	(d)	1.86	(d)	3.30		220

ANNUAL REPORT	MARCH 31, 2012	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO International Fundamental IndexPLUS® TR Strategy Fund	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Assets:
Investments, at value	$5,783,252	$2,599,294	$781,795	$1,171,610	$1,235,111
Investments in Affiliates, at value	366,125	15,705	114	327,830	110,731
Repurchase agreements, at value	282,600	16,900	18,461	74,800	138,493
Cash	955	218	0	1,004	65
Deposits with counterparty	13	11,212	9	0	43
Foreign currency, at value	3,872	9,459	873	60	764
Receivable for investments sold	1,319,196	280,413	358,206	185,503	516,420
Receivable for investments sold on a delayed-delivery basis	0	4,653	0	3,404	0
Receivable for Fund shares sold	100,025	1,242	1,725	150,000	80,101
Interest and dividends receivable	26,222	11,819	2,910	2,925	4,013
Dividends receivable from Affiliates	103	5	0	63	31
Variation margin receivable on financial derivative instruments	1,494	1,790	70	0	0
OTC swap premiums paid	12,212	6,777	1,634	18	2,122
Unrealized appreciation on foreign currency contracts	12,172	6,126	1,083	553	582
Unrealized appreciation on OTC swap agreements	7,938	29,431	10,209	2,314	21,541
	7,916,179	2,995,044	1,177,089	1,920,084	2,110,017

Liabilities:
Payable for reverse repurchase agreements	$0	$96,981	$0	$6,831	$17,006
Payable for investments purchased	2,989,757	1,028,049	552,846	586,571	1,110,188
Payable for investments in Affiliates purchased	103	5	0	63	31
Payable for investments purchased on a delayed-delivery basis	30,816	149,005	0	58,682	0
Payable for short sales	3,301	23,119	9,575	0	11,703
Deposits from counterparty	11,295	22,195	9,730	2,980	26,806
Payable for Fund shares redeemed	0	1,255	357	0	45
Overdraft due to custodian	0	0	12	0	0
Written options outstanding	4,278	2,669	588	2,728	709
Accrued investment advisory fees	3,450	1,093	269	453	266
Accrued supervisory and administrative fees	1,624	456	171	192	178
Accrued distribution fees	0	14	22	0	2
Accrued servicing fees	0	20	27	0	2
Variation margin payable on financial derivative instruments	1,579	2,332	87	0	169
Reimbursement to PIMCO	0	0	0	11	0
OTC swap premiums received	7,192	5,521	2,664	220	2,221
Unrealized depreciation on foreign currency contracts	15,385	10,936	1,939	793	1,479
Unrealized depreciation on OTC swap agreements	129,582	10,883	144	2,437	293
Other liabilities	3	0	0	0	0
	3,198,365	1,354,533	578,431	661,961	1,171,098

Net Assets	$4,717,814	$1,640,511	$598,658	$1,258,123	$938,919

Net Assets Consist of:
Paid in capital	$4,675,449	$2,191,177	$543,738	$1,224,995	$940,997
Undistributed (overdistributed) net investment income	121,427	(9,541)	65,017	31,648	(19,353)
Accumulated undistributed net realized gain (loss)	(14,120)	(604,458)	(24,518)	465	(6,828)
Net unrealized appreciation (depreciation)	(64,942)	63,333	14,421	1,015	24,103
	$4,717,814	$1,640,511	$598,658	$1,258,123	$938,919

Cost of Investments	$5,729,835	$2,553,734	$778,075	$1,170,216	$1,232,139
Cost of Investments in Affiliates	$366,124	$15,705	$114	$327,805	$110,730
Cost of Repurchase Agreements	$282,600	$16,900	$18,461	$74,800	$138,493
Cost of Foreign Currency Held	$3,841	$9,495	$872	$60	$761
Proceeds Received on Short Sales	$3,291	$23,125	$9,583	$0	$11,686
Premiums Received on Written Options	$8,507	$14,452	$1,701	$2,691	$1,399

36	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

$215,862	$475,214	$405,085	$1,274,538	$433,147	$416,474	$1,972,693
3,520	7,148	92,784	317,156	75,800	16,403	67,435
1,983	2,700	628	1,446	10,867	7,488	44,430
1	139	0	13	0	88	0
34	21	0	1,831	0	16	31
13	845	97	3,771	25	1,041	1,879
60,835	148,885	68,378	141,860	10,760	113,716	242,728
2,182	0	0	0	0	0	0
41	960	0	143	116	1,449	107,370
1,277	2,049	1,480	3,677	4,764	2,174	8,995
1	4	23	81	16	6	27
262	187	0	3,757	1,601	1,048	1,308
762	1,142	8	2,765	19	936	4,270
1,945	414	372	7,400	313	483	2,468
2,502	15,919	12,829	23,869	2,843	10,877	5,696
291,220	655,627	581,684	1,782,307	540,271	572,199	2,459,330

$10,333	$0	$0	$0	$0	$0	$18,388
74,771	284,694	128,617	260,983	8,319	166,379	612,716
1	4	23	81	16	6	26
23,477	0	9,989	0	0	0	61,477
21,484	0	8,447	8,627	1,100	1,100	5,350
13,906	16,845	14,920	35,004	2,440	10,245	5,831
32	203	0	757	1,000	767	1,632
0	0	77	0	0	0	0
223	328	1,030	73	1,146	374	1,740
57	132	212	313	164	127	534
45	118	90	333	112	131	395
4	15	0	25	0	17	19
4	17	0	30	0	22	39
15	652	0	43	962	38	6,026
0	0	8	0	0	0	0
275	926	238	3,234	0	972	2,133
1,410	1,090	571	8,062	564	977	5,397
838	154	0	2,547	0	194	1,083
0	0	0	0	0	0	0
146,875	305,178	164,222	320,112	15,823	181,349	722,786

$144,345	$350,449	$417,462	$1,462,195	$524,448	$390,850	$1,736,544

$143,646	$493,209	$377,235	$1,627,035	$431,245	$425,426	$2,292,411
(967)	(2,604)	24,446	11,670	12,135	7,756	32,618
2,703	(164,331)	1,181	(230,853)	29,284	(65,350)	(587,203)
(1,037)	24,175	14,600	54,343	51,784	23,018	(1,282)
$144,345	$350,449	$417,462	$1,462,195	$524,448	$390,850	$1,736,544

$219,220	$469,773	$403,089	$1,275,995	$396,442	$412,658	$1,943,333
$3,520	$7,148	$92,783	$317,128	$75,772	$16,403	$67,435
$1,983	$2,700	$628	$1,446	$10,867	$7,488	$44,430
$13	$842	$96	$3,767	$25	$1,038	$1,879
$21,428	$0	$8,438	$8,631	$1,097	$1,097	$5,350
$255	$1,040	$1,011	$295	$1,252	$1,141	$6,368

ANNUAL REPORT	MARCH 31, 2012	37

Statements of Assets and Liabilities (Cont.)

	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO International Fundamental IndexPLUS® TR Strategy Fund	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Net Assets:
Institutional Class	$4,715,043	$1,490,114	$351,353	$1,258,123	$909,672
Class P	2,771	22,608	22,443	NA	2,906
Administrative Class	NA	NA	2,163	NA	11
Class D	NA	41,035	91,205	NA	18,507
Class A	NA	66,096	97,573	NA	5,718
Class B	NA	NA	NA	NA	NA
Class C	NA	20,658	33,921	NA	2,105
Class R	NA	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	465,268	369,575	59,936	110,654	147,458
Class P	272	5,618	3,836	NA	469
Administrative Class	NA	NA	373	NA	2
Class D	NA	10,365	15,954	NA	3,035
Class A	NA	16,663	17,057	NA	940
Class B	NA	NA	NA	NA	NA
Class C	NA	5,173	6,159	NA	355
Class R	NA	NA	NA	NA	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$10.14	$4.03	$5.86	$11.37	$6.17
Class P	10.18	4.02	5.85	NA	6.19
Administrative Class	NA	NA	5.80	NA	6.13
Class D	NA	3.96	5.72	NA	6.10
Class A	NA	3.97	5.72	NA	6.08
Class B	NA	NA	NA	NA	NA
Class C	NA	3.99	5.51	NA	5.93
Class R	NA	NA	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

38	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

$111,595	$171,799	$417,462	$1,313,949	$524,448	$167,147	$1,454,709
10	5,348	NA	1,149	NA	5,013	38,120
NA	NA	NA	3,378	NA	NA	NA
14,524	95,341	NA	6,953	NA	115,818	70,353
12,271	54,972	NA	82,266	NA	76,257	145,473
903	NA	NA	2,492	NA	1,968	NA
5,042	22,989	NA	49,695	NA	24,647	27,889
NA	NA	NA	2,313	NA	NA	NA

16,516	22,108	33,599	151,589	64,423	19,089	398,695
1	689	NA	132	NA	574	10,464
NA	NA	NA	403	NA	NA	NA
2,207	12,451	NA	840	NA	13,376	19,895
1,868	7,145	NA	9,896	NA	8,744	41,119
144	NA	NA	313	NA	233	NA
806	3,118	NA	6,157	NA	2,928	8,051
NA	NA	NA	273	NA	NA	NA

$6.76	$7.77	$12.42	$8.67	$8.14	$8.76	$3.65
6.75	7.76	NA	8.68	NA	8.73	3.64
NA	NA	NA	8.38	NA	NA	NA
6.58	7.66	NA	8.28	NA	8.66	3.54
6.57	7.69	NA	8.31	NA	8.72	3.54
6.28	NA	NA	7.97	NA	8.43	NA
6.26	7.37	NA	8.07	NA	8.42	3.46
NA	NA	NA	8.49	NA	NA	NA

ANNUAL REPORT	MARCH 31, 2012	39

Statements of Operations

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO International Fundamental IndexPLUS® TR Strategy Fund (1)	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Investment Income:
Interest	$87,111	$103,916	$16,452	$3,699	$13,601
Dividends	377	1,775	115	0	45
Dividends from Affiliate investments	2,169	1,854	167	189	343
Miscellaneous income	2	1	1	0	0
Total Income	89,659	107,546	16,735	3,888	13,989

Expenses:
Investment advisory fees	29,099	22,863	3,729	1,365	2,208
Supervisory and administrative fees	13,696	9,414	2,209	578	1,459
Distribution and/or servicing fees - Administrative Class	0	0	1	0	0
Distribution fees - Class B	0	0	0	0	0
Distribution fees - Class C	0	204	188	0	15
Distribution fees - Class R	0	0	0	0	0
Servicing fees - Class A	0	236	181	0	16
Servicing fees - Class B	0	0	0	0	0
Servicing fees - Class C	0	68	63	0	5
Servicing fees - Class R	0	0	0	0	0
Trustees’ fees	10	12	2	0	2
Organization expense	0	0	0	36	0
Interest expense	147	511	26	1	20
Miscellaneous expense	1	3	0	0	0
Total Expenses	42,953	33,311	6,399	1,980	3,725
Waiver and/or Reimbursement by PIMCO	0	0	0	(25)	0
Net Expenses	42,953	33,311	6,399	1,955	3,725

Net Investment Income	46,706	74,235	10,336	1,933	10,264

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	89,806	157,090	18,849	707	13,538
Net realized gain (loss) on Affiliate investments	(348)	(114)	(49)	16	(73)
Net realized gain (loss) on futures contracts	37,723	196,355	5,555	84	7,288
Net realized gain (loss) on written options	(6,830)	(32,370)	(1,991)	27	(1,307)
Net realized gain (loss) on swaps	(12,492)	(464,125)	58,270	38,685	(60,672)
Net realized gain (loss) on foreign currency transactions	14,807	1,628	2,077	371	1,114
Net change in unrealized appreciation (depreciation) on investments	28,405	(31,971)	(483)	1,394	(561)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(37)	(162)	(9)	25	(11)
Net change in unrealized appreciation (depreciation) on futures contracts	(391)	18,760	(13)	0	31
Net change in unrealized appreciation (depreciation) on written options	4,534	16,692	1,424	(37)	593
Net change in unrealized appreciation (depreciation) on swaps	(232,065)	(10,807)	2,322	(123)	19,290
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(4,589)	(9,783)	(1,005)	(244)	(1,444)
Net Gain (Loss)	(81,477)	(158,807)	84,947	40,905	(22,214)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,771)	$(84,572)	$95,283	$42,838	$(11,950)

(1)	Period from September 30, 2011 to March 31, 2012.

40	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund (1)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

$6,237	$9,951	$2,718	$20,803	$22,658	$11,021	$49,374
0	4	0	284	18	171	1,217
36	155	140	1,109	165	258	705
1	0	0	1	0	0	1
6,274	10,110	2,858	22,197	22,841	11,450	51,297

833	1,548	958	3,811	1,772	1,680	6,492
658	1,344	406	4,034	1,215	1,553	4,887
0	0	0	8	0	0	0
10	0	0	27	0	22	0
44	157	0	233	0	154	227
0	0	0	6	0	0	0
37	139	0	185	0	174	474
4	0	0	9	0	7	0
15	52	0	117	0	51	76
0	0	0	6	0	0	0
1	1	0	5	1	1	5
0	0	36	0	0	0	0
13	15	5	29	17	9	277
0	0	0	1	0	0	1
1,615	3,256	1,405	8,471	3,005	3,651	12,439
0	0	(28)	0	0	0	0
1,615	3,256	1,377	8,471	3,005	3,651	12,439

4,659	6,854	1,481	13,726	19,836	7,799	38,858

8,051	7,074	1,454	3,698	30,121	10,438	59,601
14	38	43	(78)	14	(38)	(262)
157	23,379	52	77,301	28,875	26,707	(25,876)
527	(682)	27	(4,773)	(341)	(2,709)	(8,916)
(4,599)	(18,823)	46,278	23,069	6,479	(9,915)	(78,854)
(1,195)	(669)	319	(10,985)	(818)	165	2,179
(3,606)	937	1,988	(8,563)	25,361	2,437	1,908
(2)	(14)	1	(23)	24	1	(26)
133	(6,318)	0	21,560	7,359	5,504	(15,995)
327	803	(19)	(63)	67	1,035	6,409
(73)	7,692	12,829	10,977	2,665	6,337	3,493
1,624	(1,043)	(199)	(2,229)	(538)	(935)	(3,670)
1,358	12,374	62,773	109,891	99,268	39,027	(60,009)

$6,017	$19,228	$64,254	$123,617	$119,104	$46,826	$(21,151)

ANNUAL REPORT	MARCH 31, 2012	41

Statements of Changes in Net Assets

	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund		PIMCO Fundamental Advantage Total Return Strategy Fund		PIMCO Fundamental IndexPLUS® TR Fund		PIMCO International Fundamental IndexPLUS® TR Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Period From September 30, 2011 to March 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$46,706	$14,047	$74,235	$64,114	$10,336	$7,186	$1,933
Net realized gain (loss)	123,014	283,901	(141,422)	217,615	82,760	60,942	39,874
Net realized gain (loss) on Affiliate investments	(348)	101	(114)	533	(49)	25	16
Net change in unrealized appreciation (depreciation)	(204,106)	98,197	(17,109)	39,210	2,245	737	990
Net change in unrealized appreciation (depreciation) on Affiliate investments	(37)	49	(162)	217	(9)	8	25
Net increase (decrease) resulting from operations	(34,771)	396,295	(84,572)	321,689	95,283	68,898	42,838

Distributions to Shareholders:
From net investment income
Institutional Class	(106,654)	(274,353)	(212,173)	(544,964)	(49,434)	(42,919)	(9,710)
Class P	(72)	0	(2,319)	(738)	(1,871)	(790)	0
Administrative Class	0	0	0	0	(76)	(7)	0
Class D	0	0	(5,034)	(11,031)	(8,606)	(19,101)	0
Class A	0	0	(7,186)	(9,443)	(8,783)	(8,405)	0
Class B	0	0	0	0	0	0	0
Class C	0	0	(1,880)	(2,161)	(3,017)	(2,480)	0
Class R	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	(34,571)	0	0	0	0	0
Class P	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0

Total Distributions	(106,726)	(308,924)	(228,592)	(568,337)	(71,787)	(73,702)	(9,710)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	2,459,479	1,943,921	(2,904,364)	1,736,647	185,823	159,230	1,224,995

Total Increase (Decrease) in Net Assets	2,317,982	2,031,292	(3,217,528)	1,489,999	209,319	154,426	1,258,123

Net Assets:
Beginning of year or period	2,399,832	368,540	4,858,039	3,368,040	389,339	234,913	0
End of year or period*	$4,717,814	$2,399,832	$1,640,511	$4,858,039	$598,658	$389,339	$1,258,123

*Including undistributed (overdistributed) net investment income of:	$121,427	$(15,241)	$(9,541)	$184,933	$65,017	$44,729	$31,648

**	See note 11 in the Notes to Financial Statements.

42	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)		PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)		PIMCO Small Cap StocksPLUS® TR Fund		PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	PIMCO StocksPLUS® Fund

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Period From September 30, 2011 to March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011

$10,264	$3,712	$4,659	$6,234	$6,854	$4,505	$1,481	$13,726	$13,688
(40,039)	35,631	2,941	10,740	10,279	37,165	48,130	88,310	174,353
(73)	(3)	14	26	38	31	43	(78)	67
17,909	4,339	(1,595)	4,945	2,071	8,567	14,599	21,682	15,577
(11)	14	(2)	1	(14)	15	1	(23)	44
(11,950)	43,693	6,017	21,946	19,228	50,283	64,254	123,617	203,729

(21,057)	(24,721)	(6,629)	(28,720)	(8,833)	(21,096)	(24,028)	(66,066)	(79,012)
(6)	(2)	0	0	(169)	(105)	0	(61)	(47)
0	(1)	0	0	0	0	0	(157)	(255)
(271)	(190)	(1,172)	(13,093)	(3,964)	(5,490)	0	(352)	(641)
(247)	(330)	(1,083)	(5,939)	(2,643)	(7,580)	0	(3,541)	(5,830)
0	0	(95)	(730)	0	0	0	(134)	(545)
(67)	(57)	(413)	(2,370)	(927)	(1,592)	0	(2,087)	(3,785)
0	0	0	0	0	0	0	(118)	(210)

0	(3,116)	(2,891)	0	0	0	0	(77,786)	0
0	0	0	0	0	0	0	(88)	0
0	0	0	0	0	0	0	(186)	0
0	(28)	(196)	0	0	0	0	(301)	0
0	(30)	(179)	0	0	0	0	(4,229)	0
0	0	(17)	0	0	0	0	(180)	0
0	(6)	(75)	0	0	0	0	(2,757)	0
0	0	0	0	0	0	0	(154)	0

(21,648)	(28,481)	(12,750)	(50,852)	(16,536)	(35,863)	(24,028)	(158,197)	(90,325)

567,585	309,926	(45,243)	(4,684)	(45,755)	207,592	377,236	144,811	450,135

533,987	325,138	(51,976)	(33,590)	(43,063)	222,012	417,462	110,231	563,539

404,932	79,794	196,321	229,911	393,512	171,500	0	1,351,964	788,425
$938,919	$404,932	$144,345	$196,321	$350,449	$393,512	$417,462	$1,462,195	$1,351,964

$(19,353)	$19,148	$(967)	$4,004	$(2,604)	$5,171	$(24,446)	$11,670	$46,404

ANNUAL REPORT	MARCH 31, 2012	43

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Total Return Fund		PIMCO StocksPLUS® TR Short Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$19,836	$18,626	$7,799	$5,794	$38,858	$28,208
Net realized gain (loss)	64,316	91,910	24,686	58,609	(51,866)	(351,045)
Net realized gain (loss) on Affiliate investments	14	16	(38)	13	(262)	132
Net change in unrealized appreciation (depreciation)	34,914	(7,959)	14,378	(2,614)	(7,855)	10,874
Net change in unrealized appreciation (depreciation) on Affiliate investments	24	4	1	(3)	(26)	42
Net increase (decrease) resulting from operations	119,104	102,597	46,826	61,799	(21,151)	(311,789)

Distributions to Shareholders:
From net investment income
Institutional Class	(12,741)	(47,876)	(9,813)	(10,495)	(40,568)	(16,729)
Class P	0	0	(149)	(79)	(876)	(72)
Administrative Class	0	0	0	0	0	0
Class D	0	0	(3,682)	(5,064)	(2,740)	(1,389)
Class A	0	0	(3,077)	(3,428)	(5,099)	(2,592)
Class B	0	0	(88)	(280)	0	0
Class C	0	0	(843)	(698)	(683)	(221)
Class R	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(31,178)	(108,419)	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions	(43,919)	(156,295)	(17,652)	(20,044)	(49,966)	(21,003)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(41,739)	125,595	(32,701)	128,402	205,576	889,627

Total Increase (Decrease) in Net Assets	33,446	71,897	(3,527)	170,157	134,459	556,835

Net Assets:
Beginning of year	491,002	419,105	394,377	224,220	1,602,085	1,045,250
End of year*	$524,448	$491,002	$390,850	$394,377	$1,736,544	$1,602,085

*Including undistributed (overdistributed) net investment income of:	$12,135	$(473)	$7,756	$6,511	$32,618	$24,999

**	See note 11 in the Notes to Financial Statements.

44	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
HCA, Inc.
2.491% due 11/17/2013		$4,000	$3,989
2.741% due 05/02/2016		3,800	3,709
Springleaf Finance Corp.
5.500% due 05/10/2017		9,100	8,400

Total Bank Loan Obligations (Cost $16,399)			16,098

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 19.9%
Ally Financial, Inc.
6.750% due 12/01/2014		150	156
7.500% due 09/15/2020		600	650
8.300% due 02/12/2015		2,100	2,292
American Express Bank FSB
5.550% due 10/17/2012		600	616
American Express Centurion Bank
5.550% due 10/17/2012		1,500	1,539
American International Group, Inc.
5.600% due 10/18/2016		700	759
5.850% due 01/16/2018		2,400	2,616
8.000% due 05/22/2068	EUR	1,300	1,693
8.175% due 05/15/2068		$9,600	10,210
Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		1,000	1,012
BA Covered Bond Issuer
5.500% due 06/14/2012		700	706
Banco do Brasil S.A.
3.359% due 07/02/2014		1,500	1,488
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		4,700	4,747
Banco Santander Brasil S.A.
2.574% due 03/18/2014		4,500	4,421
4.250% due 01/14/2016		1,600	1,608
4.500% due 04/06/2015		2,500	2,557
Banco Santander Chile
1.811% due 04/20/2012		700	700
2.162% due 01/19/2016		1,100	1,050
2.875% due 11/13/2012		5,800	5,818
Bank of America Corp.
6.000% due 09/01/2017		11,770	12,831
6.500% due 08/01/2016		1,800	1,981
7.625% due 06/01/2019		18,405	21,247
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		100	105
Bank of India
4.750% due 09/30/2015		300	307
Bank of Montreal
2.850% due 06/09/2015		400	422
Bank of Nova Scotia
1.650% due 10/29/2015		900	915
1.950% due 01/30/2017		200	202
Banque PSA Finance S.A.
2.368% due 04/04/2014		3,500	3,380
Barclays Bank PLC
0.674% due 09/11/2017		10,000	9,800
1.206% due 05/30/2017	EUR	2,500	3,301
5.000% due 09/22/2016		$400	431
10.179% due 06/12/2021		400	474
BBVA Bancomer S.A.
4.500% due 03/10/2016		700	724
6.500% due 03/10/2021		6,200	6,494
7.250% due 04/22/2020		900	956
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,175	1,369
7.250% due 02/01/2018		36,900	44,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
1.482% due 01/10/2014		$6,100	$5,977
BPCE S.A.
2.375% due 10/04/2013		400	394
5.250% due 07/29/2049	EUR	700	738
Cantor Fitzgerald LP
7.875% due 10/15/2019		$3,500	3,490
Capital One Capital
10.250% due 08/15/2039		3,800	3,923
Capital One Financial Corp.
6.150% due 09/01/2016		300	330
Caterpillar Financial Services Corp.
5.605% due 06/29/2012	AUD	10,500	10,909
CBA Capital Trust
5.805% due 08/29/2049		$1,900	1,911
CIT Group, Inc.
5.250% due 04/01/2014		1,200	1,231
Citigroup Capital
8.300% due 12/21/2077		400	405
Citigroup, Inc.
0.745% due 06/09/2016		30,500	26,795
0.960% due 06/28/2013	EUR	3,300	4,362
1.353% due 02/15/2013		$1,000	995
2.027% due 01/13/2014		2,700	2,685
2.510% due 08/13/2013		1,000	1,003
4.875% due 05/07/2015		4,795	4,975
5.500% due 04/11/2013		2,600	2,699
5.500% due 10/15/2014		1,700	1,825
8.125% due 07/15/2039		25,000	32,416
8.500% due 05/22/2019		18,100	22,340
Commonwealth Bank of Australia
1.000% due 07/12/2013		2,500	2,513
Countrywide Financial Corp.
5.800% due 06/07/2012		400	403
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	400	438
8.125% due 10/29/2049		300	390
8.375% due 10/29/2049		$6,000	5,610
Credit Suisse
2.200% due 01/14/2014		900	909
4.375% due 08/05/2020		13,000	13,531
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		2,700	2,798
Deutsche Bank AG
1.532% due 09/22/2015	EUR	900	1,137
6.000% due 09/01/2017		$100	114
Deutsche Bank Capital Trust
4.901% due 12/29/2049		3,900	2,720
DNB Bank ASA
3.200% due 04/03/2017 (a)		1,800	1,809
European Investment Bank
3.625% due 01/15/2021	EUR	600	859
4.625% due 04/15/2020		4,200	6,443
Export-Import Bank of Korea
4.000% due 01/29/2021		$1,800	1,780
5.125% due 06/29/2020		400	431
5.875% due 01/14/2015		1,500	1,641
8.125% due 01/21/2014		3,400	3,763
Fifth Third Bancorp
0.894% due 12/20/2016		2,000	1,852
FIH Erhvervsbank A/S
0.844% due 06/13/2013		7,400	7,404
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		100	110
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Electric Capital Corp.
0.773% due 10/06/2015		$1,500	$1,442
5.500% due 09/15/2067	EUR	100	119
General Electric Capital Services, Inc.
7.500% due 08/21/2035		$30,000	38,838
GMAC International Finance BV
7.500% due 04/21/2015	EUR	4,100	5,632
Goldman Sachs Group, Inc.
1.408% due 02/04/2013		200	265
5.375% due 03/15/2020		$200	204
5.950% due 01/18/2018		5,000	5,391
6.125% due 02/14/2017	GBP	100	170
6.150% due 04/01/2018		$20,320	21,940
6.250% due 09/01/2017		3,900	4,279
GSPA Monetization Trust
6.422% due 10/09/2029		1,656	1,592
HBOS PLC
0.676% due 09/06/2017		4,000	2,966
6.750% due 05/21/2018		1,300	1,221
HSBC Bank PLC
2.000% due 01/19/2014		1,000	1,004
HSBC Bank USA N.A.
6.000% due 08/09/2017		51,500	56,122
HSBC Finance Corp.
6.676% due 01/15/2021		3,900	4,169
ING Bank NV
1.875% due 06/09/2014		2,100	2,079
2.500% due 01/14/2016		600	610
International Lease Finance Corp.
5.000% due 09/15/2012		1,300	1,313
6.500% due 09/01/2014		8,300	8,808
6.750% due 09/01/2016		700	753
Intesa Sanpaolo SpA
2.892% due 02/24/2014		2,300	2,245
6.500% due 02/24/2021		21,100	20,412
IPIC GMTN Ltd.
5.000% due 11/15/2020		500	514
JPMorgan Chase & Co.
1.067% due 09/26/2013	EUR	14,200	18,879
1.220% due 09/30/2013		$5,400	5,439
1.224% due 05/02/2014		22,000	22,051
5.750% due 01/02/2013		200	207
KeyBank N.A.
7.413% due 10/15/2027		3,050	3,414
Korea Finance Corp.
3.250% due 09/20/2016		1,000	1,010
LBG Capital PLC
8.000% due 12/29/2049		1,200	1,044
8.500% due 12/29/2049		100	82
Lincoln National Corp.
8.750% due 07/01/2019		2,100	2,661
Lloyds TSB Bank PLC
4.875% due 01/21/2016		1,200	1,245
Macquarie Bank Ltd.
6.625% due 04/07/2021		21,500	21,611
Macquarie Group Ltd.
7.300% due 08/01/2014		1,300	1,394
Majapahit Holding BV
7.750% due 01/20/2020		1,800	2,178
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		200	200
1.234% due 09/15/2026		36,000	25,853
1.361% due 08/09/2013	EUR	3,300	4,314
6.050% due 08/15/2012		$600	610
6.875% due 04/25/2018		300	334
MetLife Institutional Funding
1.368% due 04/04/2014		6,100	6,125

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	45

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.533% due 04/29/2013		$800	$793
3.006% due 05/14/2013		3,800	3,830
5.950% due 12/28/2017		600	618
6.000% due 04/28/2015		31,300	32,784
7.300% due 05/13/2019		13,600	14,652
National Australia Bank Ltd.
1.301% due 04/11/2014		13,200	13,160
Nationwide Building Society
6.250% due 02/25/2020		500	519
New York Life Global Funding
4.650% due 05/09/2013		200	208
Nomura Holdings, Inc.
6.700% due 03/04/2020		1,700	1,842
Nordea Bank AB
2.125% due 01/14/2014		500	502
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	2,816
Rabobank Group
6.875% due 03/19/2020	EUR	4,900	6,323
RCI Banque S.A.
2.451% due 04/11/2014		$8,400	8,124
Regions Bank
7.500% due 05/15/2018		26,800	30,619
Royal Bank of Scotland Group PLC
1.997% due 03/30/2015 (k)	CAD	6,300	5,176
3.950% due 09/21/2015		$31,200	31,572
6.934% due 04/09/2018	EUR	8,700	10,919
6.990% due 10/29/2049		$800	656
7.640% due 03/29/2049		600	414
SAFG Retirement Services, Inc.
8.125% due 04/28/2023		1,600	1,837
Santander Issuances S.A.U.
5.911% due 06/20/2016		200	195
7.300% due 07/27/2019	GBP	5,600	8,209
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$5,000	5,319
SLM Corp.
3.125% due 09/17/2012	EUR	6,800	9,080
5.000% due 04/15/2015		$7,900	8,045
8.000% due 03/25/2020		3,600	3,897
SLM Corp. CPI Linked Bond
4.421% due 04/01/2014		4,202	4,148
5.087% due 11/21/2013		4,345	4,413
5.171% due 11/01/2013		20,246	20,494
Societe Generale S.A.
5.922% due 04/29/2049		300	244
SSIF Nevada LP
1.267% due 04/14/2014		21,200	21,051
State Bank of India
2.711% due 01/21/2016		800	769
4.500% due 07/27/2015		1,000	1,035
Stone Street Trust
5.902% due 12/15/2015		3,200	3,217
Temasek Financial Ltd.
4.300% due 10/25/2019		300	327
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		900	844
UBS AG
2.250% due 08/12/2013		6,750	6,794
5.930% due 08/26/2013	AUD	10,902	11,280
UBS Preferred Funding Trust
6.243% due 05/29/2049		$1,300	1,246
USB Capital
3.500% due 10/29/2049		3,700	2,857
Wachovia Bank N.A.
0.917% due 11/03/2014		400	390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Corp.
0.737% due 08/01/2013	$500	$501
Westpac Banking Corp.
1.200% due 03/31/2014	6,400	6,397
Weyerhaeuser Co.
7.375% due 03/15/2032	9,600	10,231

		939,393

INDUSTRIALS 3.8%
Alcoa, Inc.
6.150% due 08/15/2020	2,200	2,371
Altria Group, Inc.
4.125% due 09/11/2015	600	655
7.750% due 02/06/2014	1,600	1,793
Anheuser-Busch InBev Worldwide, Inc.
1.107% due 01/27/2014	6,700	6,738
4.125% due 01/15/2015	1,300	1,410
5.375% due 01/15/2020	1,300	1,530
Asciano Finance Ltd.
5.000% due 04/07/2018	20,000	20,679
BMW Finance NV
5.250% due 05/21/2012	800	805
Braskem Finance Ltd.
5.750% due 04/15/2021	800	841
7.000% due 05/07/2020	4,700	5,306
California Institute of Technology
4.700% due 11/01/2111	1,000	990
Continental Airlines, Inc.
6.750% due 09/15/2015	5,100	5,145
CSN Islands Corp.
6.875% due 09/21/2019	5,100	5,823
CSN Resources S.A.
6.500% due 07/21/2020	3,700	4,163
Daimler Finance North America LLC
1.674% due 09/13/2013	1,600	1,607
Deutsche Telekom International Finance BV
5.875% due 08/20/2013	6,200	6,603
Dow Chemical Co.
6.000% due 10/01/2012	200	205
El Paso Corp.
7.875% due 06/15/2012	1,600	1,620
Enterprise Products Operating LLC
6.375% due 02/01/2013	3,100	3,234
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	5,100	5,446
Gerdau Trade, Inc.
5.750% due 01/30/2021	300	319
HJ Heinz Co.
5.350% due 07/15/2013	16,700	17,711
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	5,000	5,204
7.625% due 04/09/2019	800	970
Kellogg Co.
5.125% due 12/03/2012	8,500	8,760
Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	10,145	11,280
Kraft Foods, Inc.
2.625% due 05/08/2013	2,400	2,447
5.250% due 10/01/2013	4,113	4,375
Noble Group Ltd.
4.875% due 08/05/2015	1,000	1,008
Novatek Finance Ltd.
5.326% due 02/03/2016	500	528
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	1,000	1,094

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pearson Dollar Finance PLC
5.500% due 05/06/2013		$400	$419
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	173
Petrobras International Finance Co.
3.875% due 01/27/2016		$4,400	4,653
5.875% due 03/01/2018		100	113
PPG Industries, Inc.
1.900% due 01/15/2016		1,600	1,609
President and Fellows of Harvard College
6.500% due 01/15/2039		200	279
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		6,700	6,470
Reynolds American, Inc.
7.750% due 06/01/2018		200	249
Telefonica Emisiones S.A.U.
2.582% due 04/26/2013		2,000	2,009
Time Warner Cable, Inc.
6.200% due 07/01/2013		20,000	21,337
Total Capital S.A.
4.450% due 06/24/2020		300	325
Transocean, Inc.
4.950% due 11/15/2015		800	856
Union Pacific Corp.
4.163% due 07/15/2022		437	473
Vale Overseas Ltd.
8.250% due 01/17/2034		1,200	1,578
Vivendi S.A.
5.750% due 04/04/2013		1,900	1,971
Volkswagen International Finance NV
0.918% due 10/01/2012		7,600	7,608

			180,782

UTILITIES 1.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		300	370
AT&T, Inc.
6.700% due 11/15/2013		2,000	2,189
British Telecommunications PLC
5.150% due 01/15/2013		3,000	3,100
CenturyLink, Inc.
5.800% due 03/15/2022		200	196
Duke Energy Carolinas LLC
5.750% due 11/15/2013		100	108
Duke Energy Corp.
5.650% due 06/15/2013		2,225	2,350
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		400	421
NRG Energy, Inc.
7.375% due 01/15/2017		1,100	1,147
8.250% due 09/01/2020		1,200	1,188
NV Energy, Inc.
6.250% due 11/15/2020		1,000	1,090
Petroleos Mexicanos
8.000% due 05/03/2019		100	127
Progress Energy, Inc.
6.850% due 04/15/2012		3,000	3,006
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,700	1,766
6.500% due 06/10/2014		3,000	3,288
Qwest Corp.
3.724% due 06/15/2013		2,000	2,033
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		264	284
5.832% due 09/30/2016		776	834
6.750% due 09/30/2019		1,000	1,182

46	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TNK-BP Finance S.A.
6.625% due 03/20/2017	$1,400	$1,550
7.250% due 02/02/2020	4,700	5,464
7.500% due 03/13/2013	1,100	1,159
7.875% due 03/13/2018	1,300	1,521
Verizon Communications, Inc.
1.083% due 03/28/2014	5,600	5,650
Virginia Electric and Power Co.
4.750% due 03/01/2013	4,735	4,910

		44,933

Total Corporate Bonds & Notes (Cost $1,131,576)		1,165,108

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 0.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	666
7.043% due 04/01/2050	1,100	1,466
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,100	1,442
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200	230
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	4,400	4,874
6.603% due 07/01/2050	1,000	1,368
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	700	900
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,171
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	7,600	10,185
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	3,696
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	113
7.021% due 08/01/2040	100	113
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	500	517
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	200	203
6.548% due 05/15/2048	7,355	9,231

		36,175

FLORIDA 0.0%
Miami-Dade County, Florida General Obligation Bonds, Series 2009
5.625% due 07/01/2038	2,100	2,342

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,000	1,132
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	7,000	7,636

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	$6,800	$8,374
Cook County, Illinois Township High School District No. 21 J Sterling Morton General Obligation Bonds, (AGM/CR/AMBAC Insured), Series 2004
0.000% due 12/01/2017	500	405

		17,547

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	800	868

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	115

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	264
Clark County, Nevada General Obligation Bonds, (AGM Insured), Series 2006
4.750% due 06/01/2030	300	312

		576

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.474% due 06/15/2013	1,500	1,502
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,369
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2036	4,700	5,209

		8,080

NEW YORK 0.3%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	5,500	6,460
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,700	5,334
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	1,000	1,083
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	557
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	600	649
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,181

		15,264

OHIO 0.1%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	$700	$575
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,400	4,521

		6,478

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	118

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	2,600	3,187

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	2,886

Total Municipal Bonds & Notes (Cost $79,149)		93,636

U.S. GOVERNMENT AGENCIES 56.6%
Fannie Mae
0.592% due 07/25/2037	1,081	1,080
0.622% due 07/25/2037	1,075	1,074
0.642% due 09/25/2035	847	839
0.652% due 09/25/2035	1,482	1,469
0.692% due 09/25/2035	629	629
0.962% due 06/25/2037	1,951	1,963
0.972% due 06/25/2040	8,091	8,134
0.982% due 03/25/2040	1,938	1,956
1.250% due 01/30/2017	14,200	14,244
3.000% due 04/01/2027 - 05/01/2027	65,000	67,214
3.500% due 09/01/2013 - 05/01/2042	335,885	348,630
4.000% due 07/01/2013 - 05/01/2042	777,834	816,478
4.500% due 07/01/2020 - 04/12/2042	437,218	465,450
5.000% due 02/13/2017 - 05/01/2042	53,858	58,376
5.375% due 06/12/2017	600	723
5.500% due 09/01/2025 - 05/01/2042	551,415	600,877
6.000% due 11/01/2032 - 05/01/2037	11,727	12,937
Farm Credit Bank
7.561% due 11/29/2049	10,257	9,971
Freddie Mac
0.625% due 12/29/2014	44,500	44,603
0.642% due 03/15/2032	17	17
0.792% due 07/15/2041	2,815	2,820
0.942% due 08/15/2037	1,688	1,699
0.952% due 10/15/2037	385	388
0.962% due 05/15/2037 - 09/15/2037	1,812	1,822
1.000% due 03/08/2017	14,800	14,605
1.250% due 05/12/2017	3,900	3,898
2.000% due 08/25/2016	1,200	1,248
2.375% due 01/13/2022	20,900	20,553
3.750% due 03/27/2019	500	562
4.500% due 08/01/2040 - 04/01/2042	152,819	162,188

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	47

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 06/13/2018		$700	$836
5.500% due 08/23/2017 - 11/01/2037		1,082	1,218
Small Business Administration
6.220% due 12/01/2028		74	85

Total U.S. Government Agencies (Cost $2,660,098)			2,668,586

U.S. TREASURY OBLIGATIONS 28.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022		9,914	10,151
0.625% due 07/15/2021 (g)		61,849	66,923
0.750% due 02/15/2042 (e)		90,481	86,177
1.125% due 01/15/2021		3,005	3,383
1.250% due 07/15/2020		6,652	7,598
1.750% due 01/15/2028		20,341	24,288
2.000% due 01/15/2026		114	140
2.375% due 01/15/2025		10,341	13,159
2.375% due 01/15/2027 (e)(g)(h)		110,936	142,397
2.500% due 01/15/2029 (g)(h)		43,285	57,163
3.000% due 07/15/2012 (e)		64,545	66,038
3.875% due 04/15/2029		13,374	20,615
U.S. Treasury Notes
0.250% due 03/31/2014 (a)		189,000	188,690
0.250% due 02/15/2015		900	894
0.375% due 03/15/2015 (e)		1,400	1,395
0.875% due 12/31/2016		22,900	22,780
0.875% due 01/31/2017		78,600	78,121
0.875% due 02/28/2017		143,000	141,983
1.250% due 03/15/2014 (e)(h)		102,200	103,996
1.375% due 11/30/2018 (e)		80,800	80,017
1.375% due 12/31/2018 (h)		132,200	130,775
1.375% due 02/28/2019		30,800	30,355
2.750% due 02/15/2019		7,100	7,646
3.000% due 02/28/2017 (e)		22,400	24,512
3.125% due 05/15/2019		6,900	7,595
3.375% due 11/15/2019		13,800	15,402
3.500% due 05/15/2020		13,600	15,294
3.625% due 08/15/2019		11,100	12,593

Total U.S. Treasury Obligations (Cost $1,365,809)			1,360,080

MORTGAGE-BACKED SECURITIES 2.5%
Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	16,710	22,242
2.251% due 05/16/2047		420	560
2.451% due 05/16/2047		1,800	2,398
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		$1,607	1,504
5.673% due 02/24/2051		4,900	5,447
Banc of America Mortgage Securities, Inc.
2.838% due 06/25/2035		3,494	3,002
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.309% due 10/10/2045		10,411	10,506
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		2,042	1,888
Chase Mortgage Finance Corp.
5.097% due 12/25/2035		2,990	2,650
Citigroup Mortgage Loan Trust, Inc.
0.312% due 01/25/2037		999	537
2.530% due 03/25/2036		2,450	2,076
Eclipse Ltd.
1.257% due 01/25/2020	GBP	9,798	13,776
European Loan Conduit
1.207% due 05/15/2019	EUR	158	181

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Extended Stay America Trust
2.951% due 11/05/2027		$4,583	$4,640
First Horizon Asset Securities, Inc.
2.623% due 10/25/2035		764	579
Granite Master Issuer PLC
0.422% due 12/20/2054		5,559	5,335
Granite Mortgages PLC
1.396% due 09/20/2044	GBP	3,595	5,557
1.416% due 09/20/2044		965	1,492
1.470% due 01/20/2044		147	228
1.584% due 01/20/2044	EUR	182	235
GSR Mortgage Loan Trust
2.673% due 09/25/2035		$1,096	1,057
Harborview Mortgage Loan Trust
0.582% due 06/20/2035		2,037	1,686
Holmes Master Issuer PLC
2.581% due 10/15/2054	EUR	1,300	1,738
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		$3,100	3,444
5.447% due 06/12/2047		1,854	1,950
JPMorgan Mortgage Trust
2.731% due 08/25/2035		1,304	989
5.750% due 01/25/2036		70	66
Mach One Trust Commercial Mortgage-Backed
5.220% due 05/28/2040		1,525	1,523
Merrill Lynch Mortgage Investors, Inc.
5.242% due 09/25/2035		1,442	1,297
Morgan Stanley Capital
5.439% due 02/12/2044		1,800	1,886
5.450% due 10/28/2033		649	645
5.610% due 04/15/2049		1,836	1,888
OBP Depositor LLC Trust
4.646% due 07/15/2045		4,600	5,178
Wachovia Mortgage Loan Trust LLC
2.680% due 10/20/2035		2,100	1,670
WaMu Mortgage Pass-Through Certificates
2.724% due 11/25/2046		7,944	6,007
Wells Fargo Mortgage-Backed Securities Trust
2.639% due 03/25/2035		2,243	2,102

Total Mortgage-Backed Securities (Cost $118,260)			117,959

ASSET-BACKED SECURITIES 2.8%
Babson CLO Ltd.
0.844% due 06/15/2016		801	794
Centurion CDO Ltd.
0.923% due 01/30/2016		1,842	1,783
Chase Issuance Trust
5.160% due 04/16/2018		100	115
Citibank Omni Master Trust
2.992% due 08/15/2018		4,600	4,848
Duane Street CLO
0.773% due 11/08/2017		17,879	17,468
Galaxy CLO Ltd.
0.847% due 04/17/2017		1,839	1,803
Globaldrive BV
2.808% due 08/20/2017	EUR	14,794	20,062
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.752% due 08/07/2021		$2,700	2,609
Hillmark Funding
0.743% due 05/21/2021		5,800	5,404
HSBC Home Equity Loan Trust
1.182% due 11/20/2036		8,098	7,934
Morgan Stanley ABS Capital
0.562% due 11/25/2035		5,746	4,632

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Penta CLO S.A.
1.917% due 06/04/2024	EUR	3,873	$4,640
Plymouth Rock CLO Ltd.
1.998% due 02/16/2019		$2,811	2,805
SLC Student Loan Trust
4.750% due 06/15/2033		6,719	6,528
SLM Student Loan Trust
1.136% due 12/15/2023	EUR	9,052	11,305
3.492% due 05/16/2044		$2,468	2,564
3.500% due 08/17/2043		3,471	3,413
South Texas Higher Education Authority, Inc.
1.061% due 10/01/2020		20,500	20,325
Venture CDO Ltd.
0.781% due 07/22/2021		9,500	8,802
Wind River CLO Ltd.
0.804% due 12/19/2016		2,571	2,481

Total Asset-Backed Securities (Cost $131,465)			130,315

SOVEREIGN ISSUES 4.2%
Canada Government Bond
0.875% due 02/14/2017		35,000	34,608
Canada Housing Trust
2.650% due 03/15/2022	CAD	1,000	1,003
3.350% due 12/15/2020		1,600	1,711
3.750% due 03/15/2020		3,400	3,742
3.800% due 06/15/2021		1,100	1,215
Indonesia Government International Bond
7.500% due 01/15/2016		$2,900	3,407
Korea Development Bank
3.500% due 08/22/2017		2,400	2,444
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,000	1,057
Mexico Government International Bond
5.750% due 10/12/2110		12,500	12,906
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	200	205
4.300% due 06/18/2042		300	344
Province of Ontario Canada
1.600% due 09/21/2016		$9,100	9,186
3.150% due 06/02/2022	CAD	28,100	28,247
4.000% due 06/02/2021		5,500	5,950
4.200% due 03/08/2018		200	221
4.200% due 06/02/2020		19,100	21,010
4.300% due 03/08/2017		1,000	1,104
4.400% due 06/02/2019		900	1,004
4.600% due 06/02/2039		600	703
5.500% due 06/02/2018		300	353
5.850% due 03/08/2033		1,400	1,869
Province of Quebec Canada
2.750% due 08/25/2021		$42,900	43,137
3.500% due 07/29/2020		2,300	2,476
3.500% due 12/01/2022	CAD	4,600	4,730
4.250% due 12/01/2021		1,100	1,207
4.500% due 12/01/2017		100	112
4.500% due 12/01/2018		500	561
Qatar Government International Bond
6.400% due 01/20/2040		$1,600	1,876
Russia Government International Bond
3.250% due 04/04/2017 (a)		3,200	3,208
3.625% due 04/29/2015		300	313
Societe Financement de l’Economie Francaise
0.767% due 07/16/2012		2,000	2,004
Turkey Government International Bond
6.875% due 03/17/2036		5,000	5,575

48	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	$1,000	$1,035

Total Sovereign Issues (Cost $194,194)		198,523

	SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Farm Credit Bank
10.000% due 12/31/2049	1,000	1,187
GMAC Capital Trust
8.125% due 02/15/2040	50,000	1,155

Total Preferred Securities (Cost $2,280)		2,342

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.4%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 05/15/2012	$8,100	8,088

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 05/09/2012	$13,200	$13,178
0.000% due 05/10/2012	3,300	3,294

		24,560

REPURCHASE AGREEMENTS 6.0%
Barclays Capital, Inc.
0.100% due 04/02/2012	127,700	127,700
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.375% due 02/15/2013 valued at $130,264. Repurchase proceeds are $127,701.)
UBS Securities LLC
0.100% due 04/02/2012	154,900	154,900
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.250% due 01/15/2015 valued at $158,057. Repurchase proceeds are $154,901.)

		282,600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.155% due 08/23/2012 - 03/07/2013 (b)(e)	$6,050	$6,045

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 7.8%
PIMCO Short-Term Floating NAV Portfolio	36,535,766	366,125

Total Short-Term Instruments (Cost $679,329)		679,330

Total Investments 136.3% (Cost $6,378,559)		$6,431,977

Written Options (j) (0.1%) (Premiums $8,507)		(4,278)

Other Assets and Liabilities (Net) (36.2%)		(1,709,885)

Net Assets 100.0%		$4,717,814

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $187,695 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $61,064 at a weighted average interest rate of 0.129%. On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $3,512 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2014	229	$ 781
U.S. Treasury 5-Year Note June Futures	Long	06/2012	1,163	535
U.S. Treasury 10-Year Note June Futures	Long	06/2012	2,065	(3,351)

				$ (2,035)

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $19,538 and cash of $13 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017	$	632,000	$(2,895)	$285

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	97,500	$(232)	$(229)
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		91,800	6,256	4,237

						$6,024	$4,008

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	49

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	12/20/2016	4.319%	$	300	$9	$(4)	$13
American International Group, Inc.	DUB	1.000%	12/20/2020	2.223%		7,900	(676)	(1,644)	968
American International Group, Inc.	UAG	1.000%	12/20/2020	2.223%		300	(25)	(66)	41
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		10,900	191	229	(38)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2021	1.629%		5,300	(254)	(172)	(82)
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	1.303%		7,000	(89)	(51)	(38)
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.427%		9,900	45	12	33
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.876%		500	2	(7)	9
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.000%		13,100	5	(44)	49
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.032%		14,300	(14)	(21)	7
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.427%		6,400	29	9	20
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.924%		1,000	3	(16)	19
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.000%		400	0	(1)	1
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.876%		1,000	4	(10)	14
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.924%		7,200	22	(90)	112
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.032%		10,700	(10)	(16)	6
Brazil Government International Bond	GST	1.000%	12/20/2012	0.427%		9,900	46	15	31
Brazil Government International Bond	GST	1.000%	06/20/2015	0.876%		500	2	(7)	9
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%		300	1	(8)	9
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%		900	3	(9)	12
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		1,400	4	(16)	20
Brazil Government International Bond	JPM	1.000%	06/20/2017	1.212%		18,500	(189)	(192)	3
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.924%		500	1	(5)	6
China Government International Bond	BPS	1.000%	03/20/2016	0.868%		300	2	4	(2)
China Government International Bond	BRC	1.000%	12/20/2012	0.278%		4,400	25	(13)	38
China Government International Bond	BRC	1.000%	03/20/2016	0.868%		700	3	8	(5)
China Government International Bond	CBK	1.000%	06/20/2016	0.911%		3,800	15	41	(26)
Commonwealth Bank of Australia	CBK	1.000%	06/20/2017	0.730%		2,600	36	40	(4)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.003%		5,000	1	(38)	39
France Government Bond	DUB	0.250%	12/20/2015	1.378%		3,100	(125)	(190)	65
France Government Bond	HUS	0.250%	09/20/2016	1.526%		300	(16)	(11)	(5)
France Government Bond	MYC	0.250%	03/20/2016	1.423%		500	(22)	(17)	(5)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		700	(28)	(14)	(14)
France Government Bond	RYL	0.250%	03/20/2016	1.423%		13,500	(603)	(417)	(186)
Gazprom OAO Via Gazprom International S.A.	DUB	1.000%	12/20/2012	0.584%		7,100	24	(137)	161
Gazprom OAO Via Gazprom International S.A.	UAG	1.000%	12/20/2012	0.584%		7,100	24	(144)	168
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.176%		2,200	(14)	(44)	30
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.212%		14,200	(110)	(150)	40
General Electric Capital Corp.	BOA	1.000%	09/20/2016	1.278%		17,900	(207)	(418)	211
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.949%		4,000	404	142	262
Indonesia Government International Bond	BPS	1.000%	06/20/2021	2.138%		2,600	(226)	(180)	(46)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	1.346%		3,500	(48)	(59)	11
Indonesia Government International Bond	CBK	1.000%	06/20/2016	1.346%		1,400	(19)	(26)	7
Indonesia Government International Bond	CBK	1.000%	06/20/2021	2.138%		800	(69)	(57)	(12)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.138%		1,600	(139)	(108)	(31)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	1.346%		1,400	(19)	(24)	5
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%		1,800	(157)	(125)	(32)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%		300	3	4	(1)
Japan Government International Bond	BOA	1.000%	03/20/2017	0.961%		3,500	7	(27)	34
Japan Government International Bond	BOA	1.000%	06/20/2017	1.000%		2,200	1	(5)	6
Japan Government International Bond	BRC	1.000%	03/20/2017	0.961%		600	1	(5)	6
Japan Government International Bond	GST	1.000%	03/20/2016	0.781%		6,200	55	(58)	113
Japan Government International Bond	GST	1.000%	03/20/2017	0.961%		500	1	(4)	5
Japan Government International Bond	GST	1.000%	06/20/2017	1.000%		6,300	2	(19)	21
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		27,200	242	102	140
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%		2,000	17	(20)	37
Japan Government International Bond	MYC	1.000%	06/20/2017	1.000%		400	0	(1)	1
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	1.797%		300	(9)	(9)	0
MetLife, Inc.	BOA	1.000%	12/20/2015	1.861%		1,900	(57)	(106)	49
MetLife, Inc.	CBK	1.000%	12/20/2014	1.565%		200	(3)	(3)	0
MetLife, Inc.	DUB	1.000%	03/20/2018	2.169%		6,400	(399)	(364)	(35)
MetLife, Inc.	FBF	1.000%	12/20/2014	1.565%		200	(3)	(3)	0
MetLife, Inc.	GST	1.000%	03/20/2015	1.654%		2,000	(37)	(121)	84
MetLife, Inc.	GST	1.000%	09/20/2015	1.801%		3,500	(92)	(225)	133

50	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	JPM	1.000%	09/20/2015	1.801%	$	5,600	$(148)	$(332)	$184
Mexico Government International Bond	BPS	1.000%	06/20/2017	1.172%		4,000	(33)	(30)	(3)
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.782%		400	3	(9)	12
Mexico Government International Bond	BRC	1.000%	03/20/2016	0.954%		13,400	29	(65)	94
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.297%		2,000	11	4	7
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.782%		400	3	(9)	12
Mexico Government International Bond	DUB	1.000%	03/20/2015	0.782%		200	1	(5)	6
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.987%		12,600	11	31	(20)
Mexico Government International Bond	FBF	1.000%	06/20/2017	1.172%		2,400	(20)	(19)	(1)
Mexico Government International Bond	GST	1.000%	12/20/2012	0.297%		8,800	49	23	26
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.297%		11,700	65	29	36
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.954%		5,700	12	(35)	47
Mexico Government International Bond	MYC	1.000%	06/20/2017	1.172%		3,400	(28)	(26)	(2)
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.872%		7,200	34	(84)	118
Morgan Stanley	BRC	1.000%	09/20/2012	2.172%		200	(1)	(4)	3
Philippines Government International Bond	BOA	1.000%	12/20/2015	1.034%		2,900	(3)	(59)	56
Prudential Financial, Inc.	GST	1.000%	09/20/2016	1.500%		6,700	(140)	(131)	(9)
Republic of Germany	BOA	0.250%	09/20/2016	0.602%		14,000	(216)	(252)	36
Republic of Italy	GST	1.000%	03/20/2016	3.726%		2,300	(222)	(76)	(146)
Republic of Korea	CBK	1.000%	06/20/2017	1.235%		4,200	(47)	(41)	(6)
Republic of Korea	DUB	1.000%	12/20/2012	0.320%		10,400	56	(54)	110
Republic of Korea	HUS	1.000%	06/20/2017	1.235%		2,500	(28)	(24)	(4)
Republic of Korea	UAG	1.000%	06/20/2017	1.235%		10,800	(122)	(111)	(11)
Russia Government International Bond	HUS	1.000%	12/20/2012	0.447%		1,400	7	(14)	21
Russia Government International Bond	MYC	1.000%	12/20/2012	0.447%		12,500	55	(129)	184
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.207%	EUR	4,400	10	(62)	72
U.S. Treasury Notes	HUS	0.250%	06/20/2017	0.298%		6,200	(19)	(12)	(7)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%	$	1,100	25	19	6
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%		200	5	4	1
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		2,000	46	46	0
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%		400	9	2	7
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.269%		1,300	28	6	22
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		400	9	7	2

							$(2,988)	$(6,327)	$3,339

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 16 Index	BOA	(1.000%	)	12/20/2016	EUR	17,500	$234	$430	$(196)
iTraxx Europe 16 Index	BRC	(1.000%	)	12/20/2016		117,800	1,575	3,015	(1,440)
iTraxx Europe 16 Index	MYC	(1.000%	)	12/20/2016		59,300	793	1,552	(759)

							$2,602	$4,997	$(2,395)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	16,900	$1,588	$1,626	$(38)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	85	118	(33)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		22,000	2,066	1,440	626
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	47	57	(10)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		1,700	159	191	(32)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		5,000	511	685	(174)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		1,700	174	109	65
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		7,500	766	960	(194)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		2,400	245	319	(74)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		4,100	418	502	(84)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,000	103	131	(28)

						$6,162	$6,138	$24

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	51

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	7,800	$33	$(6)	$39
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		2,100	9	(1)	10
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		8,200	44	0	44
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		1,100	23	0	23
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		600	12	0	12
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		2,100	45	1	44
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		21,200	449	77	372
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		8,200	168	14	154
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		1,700	35	0	35
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		1,500	32	(2)	34
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		900	15	1	14
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		1,000	17	1	16
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		800	18	1	17
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		21,800	417	55	362
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	7	1	6
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,400	60	9	51
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		10,300	260	3	257
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		400	10	1	9
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		20,600	505	82	423
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		1,900	49	7	42
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		5,100	145	4	141
Pay	1-Year BRL-CDI	12.830%	01/02/2013	HUS		2,600	75	0	75
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		5,800	31	16	15
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		700	5	3	2
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		7,000	50	(21)	71
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		16,900	130	(33)	163
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		4,500	43	(2)	45
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	3	0	3
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		4,100	43	0	43
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		1,100	13	2	11
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		1,400	24	(1)	25
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		1,700	30	1	29
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		8,100	152	1	151
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		12,900	306	0	306
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		1,000	28	4	24
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		300	9	0	9
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		600	19	0	19
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		300	10	1	9
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		200	8	1	7
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		200	7	1	6
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		600	24	5	19
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	BRC	AUD	1,100	(8)	(1)	(7)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK		1,700	(12)	(8)	(4)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		2,700	(19)	(6)	(13)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC	MXN	6,800	1	1	0

							$3,325	$212	$3,113

52	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	ERAEMLT Index	210,262	1-Month USD-LIBOR plus a specified spread	$	467,577	04/16/2012	BOA	$(12,247)
Receive	ERAEMLT Index	231,874	1-Month USD-LIBOR plus a specified spread		515,638	05/15/2012	BOA	(13,505)
Receive	ERAEMLT Index	295,888	1-Month USD-LIBOR plus a specified spread		661,781	06/29/2012	BOA	(21,369)
Receive	ERAEMLT Index	234,807	1-Month USD-LIBOR plus a specified spread		525,167	07/31/2012	BOA	(16,958)
Receive	ERAEMLT Index	44,646	1-Month USD-LIBOR plus a specified spread		99,855	10/31/2012	BOA	(3,224)
Receive	ERAEMLT Index	109,650	1-Month USD-LIBOR plus a specified spread		245,242	02/28/2013	BOA	(7,904)
Receive	ERAEMLT Index	133,748	1-Month USD-LIBOR plus a specified spread		290,059	03/28/2013	BOA	0
Receive	ERAEMLT Index	184,194	1-Month USD-LIBOR plus a specified spread		410,285	03/15/2013	FBF	(11,362)
Receive	ERAEMLT Index	181,788	1-Month USD-LIBOR plus a specified spread		394,000	03/28/2013	FBF	0
Receive	ERAEMLT Index	105,204	1-Month USD-LIBOR plus a specified spread		235,299	05/31/2012	JPM	(7,598)
Receive	ERAEMLT Index	141,569	1-Month USD-LIBOR plus a specified spread		316,632	07/31/2012	JPM	(10,224)
Receive	ERAEMLT Index	172,181	1-Month USD-LIBOR plus a specified spread		385,097	01/31/2013	JPM	(12,405)
Receive	ERAEMLT Index	123,400	1-Month USD-LIBOR plus a specified spread		275,996	02/28/2013	JPM	(8,929)

								$(125,725)

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(j)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	21,400	$122	$(10)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		25,500	96	(5)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		13,000	109	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,600	11	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		7,800	35	(14)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		37,300	263	(154)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		12,900	77	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		7,400	46	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		54,000	150	(95)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		57,900	455	(6)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		16,400	170	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,400	66	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,700	171	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,500	88	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		10,400	113	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		14,900	153	(38)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		19,400	197	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		9,600	94	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,100	251	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		16,600	199	(79)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		9,600	237	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		67,100	463	(455)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		82,100	406	(390)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		57,200	503	(388)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		94,200	1,067	(447)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		24,500	132	(166)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		9,500	88	(63)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		9,500	183	(221)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		7,400	94	(35)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		142,900	861	(678)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		24,500	110	(166)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		14,300	134	(95)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		14,300	278	(333)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,200	80	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		20,200	91	(137)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		60,900	845	(289)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		2,000	12	0

								$8,450	$(4,268)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	53

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,100	$19	$(3)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	2,400	31	(4)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,000	7	(3)

						$57	$(10)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	4,416	$396,900	$6,147
Sales	3,278	1,500,200	9,935
Closing Buys	(4,160)	(833,400)	(5,639)
Expirations	0	(1,700)	(7)
Exercised	(3,534)	(26,300)	(1,929)

Balance at 03/31/2012	0	$1,035,700	$8,507

(k)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Royal Bank of Scotland Group PLC	1.997%	03/30/2015	03/03/2011 - 03/07/2011	$5,723	$5,176	0.11%

(l)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2042	$3,000	$3,291	$(3,301)

(m)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	174	04/2012	BSN	$0	$(3)	$(3)
Sell		29,598	04/2012	CBK	936	0	936
Buy		149	04/2012	UAG	0	(2)	(2)
Buy	BRL	133,866	04/2012	BRC	0	(3,469)	(3,469)
Sell		133,866	04/2012	BRC	3,690	0	3,690
Sell		133,866	06/2012	BRC	3,503	0	3,503
Sell	CAD	35,836	06/2012	CBK	130	0	130
Sell		15,276	06/2012	FBF	90	0	90
Sell		15,189	06/2012	JPM	156	0	156
Sell		14,842	06/2012	UAG	84	0	84
Buy	CNY	31,397	06/2012	BRC	45	0	45
Sell		3,051	06/2012	BRC	0	0	0
Buy		18,463	06/2012	CBK	24	(1)	23
Buy		7,656	06/2012	DUB	0	0	0
Sell		7,555	06/2012	DUB	4	0	4
Sell		71,806	06/2012	FBF	32	(1)	31
Buy		46,622	06/2012	HUS	82	0	82
Sell		14,493	06/2012	HUS	7	(2)	5
Buy		94,064	06/2012	JPM	102	(8)	94
Sell		8,821	06/2012	JPM	3	0	3
Buy		9,563	06/2012	MSC	14	0	14
Sell		62,893	06/2012	MSC	42	0	42
Buy		66,600	06/2012	RYL	145	0	145
Sell		105,747	06/2012	UAG	56	0	56
Sell		8,230	02/2013	BRC	4	0	4
Buy		53,029	02/2013	CBK	0	(22)	(22)
Sell		11,961	02/2013	FBF	10	0	10
Sell		32,839	02/2013	UAG	12	0	12

54	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	3,800	04/2012	BRC	$24	$0	$24
Sell		21,615	04/2012	BRC	0	(1,122)	(1,122)
Buy		44,834	04/2012	CBK	664	0	664
Sell		32,407	04/2012	CBK	0	(1,320)	(1,320)
Buy		5,411	04/2012	DUB	0	(15)	(15)
Sell		57,496	04/2012	DUB	0	(2,852)	(2,852)
Buy		200	04/2012	HUS	1	0	1
Sell		74,384	04/2012	HUS	0	(659)	(659)
Buy		32,493	04/2012	JPM	503	0	503
Sell		16,150	04/2012	MSC	0	(645)	(645)
Sell		4,638	04/2012	RBC	0	(294)	(294)
Sell		39,001	04/2012	UAG	0	(2,353)	(2,353)
Sell		44,834	05/2012	CBK	0	(662)	(662)
Sell		29,550	05/2012	JPM	0	(478)	(478)
Sell		490	06/2012	BRC	0	(5)	(5)
Buy		11,569	06/2012	BSN	276	0	276
Buy		271	06/2012	CBK	6	0	6
Sell		11,063	06/2012	CBK	14	0	14
Buy		19,615	06/2012	DUB	333	0	333
Buy		4,712	06/2012	JPM	54	0	54
Buy		8,306	06/2012	MSC	84	0	84
Buy		11,738	06/2012	UAG	173	0	173
Buy	GBP	2,762	04/2012	CBK	39	0	39
Buy		33,317	04/2012	DUB	516	0	516
Sell		748	04/2012	DUB	0	(6)	(6)
Sell		44,912	04/2012	HUS	0	(824)	(824)
Buy		4,864	04/2012	JPM	24	0	24
Buy		2,529	04/2012	RBC	73	0	73
Buy		2,188	04/2012	UAG	30	0	30
Buy		3,000	05/2012	CBK	0	(2)	(2)
Buy		3,148	05/2012	DUB	25	0	25
Sell		33,317	05/2012	DUB	0	(516)	(516)
Buy		3,500	05/2012	JPM	40	0	40
Sell	IDR	30,320,538	07/2012	BPS	0	(37)	(37)
Buy		26,176,288	07/2012	HUS	0	(62)	(62)
Buy		4,144,250	07/2012	JPM	8	0	8
Buy	JPY	8,994	06/2012	MSC	1	0	1
Sell	MXN	81,727	06/2012	HUS	17	0	17
Buy		79,418	06/2012	UAG	96	0	96
Sell	MYR	4,220	04/2012	CBK	0	(13)	(13)
Buy		4,220	04/2012	UAG	0	(12)	(12)

					$12,172	$(15,385)	$(3,213)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$16,098	$0	$16,098
Corporate Bonds & Notes
Banking & Finance	0	936,313	3,080	939,393
Industrials	0	180,782	0	180,782
Utilities	0	44,933	0	44,933
Municipal Bonds & Notes
California	0	36,175	0	36,175
Florida	0	2,342	0	2,342
Illinois	0	17,547	0	17,547
Louisiana	0	868	0	868
Nebraska	0	115	0	115
Nevada	0	576	0	576
New Jersey	0	8,080	0	8,080
New York	0	15,264	0	15,264
Ohio	0	6,478	0	6,478
Tennessee	0	118	0	118

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Texas	$0	$3,187	$0	$3,187
Washington	0	2,886	0	2,886
U.S. Government Agencies	0	2,568,579	100,007	2,668,586
U.S. Treasury Obligations	0	1,360,080	0	1,360,080
Mortgage-Backed Securities	0	117,959	0	117,959
Asset-Backed Securities	0	123,128	7,187	130,315
Sovereign Issues	0	198,523	0	198,523
Preferred Securities
Banking & Finance	1,155	1,187	0	2,342
Short-Term Instruments
Certificates of Deposit	0	24,560	0	24,560
Repurchase Agreements	0	282,600	0	282,600
U.S. Treasury Bills	0	6,045	0	6,045
PIMCO Short-Term Floating NAV Portfolios	366,125	0	0	366,125
	$367,280	$5,954,423	$110,274	$6,431,977

Short Sales, at value	$0	$(3,301)	$0	$(3,301)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	55

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$5,086	$0	$5,086
Foreign Exchange Contracts	0	12,172	0	12,172
Interest Rate Contracts	1,316	7,374	0	8,690
	$1,316	$24,632	$0	$25,948

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(3,833)	$0	$(3,833)
Equity Contracts	0	(125,725)	0	(125,725)
Foreign Exchange Contracts	0	(15,385)	0	(15,385)
Interest Rate Contracts	(3,351)	(4,521)	(10)	(7,882)
	$(3,351)	$(149,464)	$(10)	$(152,825)

Totals	$365,245	$5,826,290	$110,264	$6,301,799

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$4,049	$0	$(870)	$(5)	$4	$(16)	$0	$(82)	$3,080	$(6)
Industrials	1,613	0	(1,669)	11	1	44	0	0	0	0
U.S. Government Agencies	0	100,047	0	0	0	(40)	0	0	100,007	(40)
Asset-Backed Securities	39,381	773	(3,871)	230	64	(193)	0	(29,197)	7,187	(22)
Sovereign Issues	4,948	0	(4,958)	0	0	10	0	0	0	0

	$49,991	$100,820	$(11,368)	$236	$69	$(195)	$0	$(29,279)	$110,274	$(68)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,092)	$0	$0	$0	$659	$423	$0	$0	$(10)	$23

Totals	$48,899	$100,820	$(11,368)	$236	$728	$228	$0	$(29,279)	$110,264	$(45)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$1,494	$1,494
Unrealized appreciation on foreign currency contracts	0	0	0	12,172	0	12,172
Unrealized appreciation on OTC swap agreements	0	4,801	0	0	3,137	7,938

	$0	$4,801	$0	$12,172	$4,631	$21,604

Liabilities:
Written options outstanding	$0	$0	$0	$0	$4,278	$4,278
Variation margin payable on financial derivative instruments (2)	0	484	0	0	1,095	1,579
Unrealized depreciation on foreign currency contracts	0	0	0	15,385	0	15,385
Unrealized depreciation on OTC swap agreements	0	3,833	125,725	0	24	129,582

	$0	$4,317	$125,725	$15,385	$5,397	$150,824

56	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$138	$138
Net realized gain on futures contracts	0	0	0	0	37,723	37,723
Net realized gain (loss) on written options	0	93	340	7	(7,270)	(6,830)
Net realized gain (loss) on swaps	0	(4,435)	68,659	0	(76,716)	(12,492)
Net realized gain on foreign currency transactions	0	0	0	16,177	0	16,177

	$0	$(4,342)	$68,999	$16,184	$(46,125)	$34,716

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on futures contracts	$0	$0	$0	$0	$(391)	$(391)
Net change in unrealized appreciation (depreciation) on written options	0	(25)	(159)	(6)	4,724	4,534
Net change in unrealized appreciation (depreciation) on swaps	0	(1,640)	(237,487)	0	7,062	(232,065)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(4,535)	0	(4,535)

	$0	$(1,665)	$(237,646)	$(4,541)	$11,395	$(232,457)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2,035) and open centrally cleared swaps cumulative appreciation/(depreciation) of $4,293 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(75,224)	$97,481	$22,257
BPS	(62)	0	(62)
BRC	6,070	(6,390)	(320)
BSN	273	(270)	3
CBK	(30)	(350)	(380)
DUB	(4,704)	4,700	(4)
FBF	(10,942)	18,947	8,005
GLM	55	(90)	(35)
GST	(290)	190	(100)
HUS	1,677	(2,410)	(733)
JPM	(38,861)	63,296	24,435
MSC	(504)	(88)	(592)
MYC	951	(1,340)	(389)
RBC	56	0	56
RYL	(683)	699	16
SOG	28	0	28
UAG	(1,925)	1,934	9

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	57

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.8%
Springleaf Finance Corp.
5.500% due 05/10/2017		$14,600	$13,478

Total Bank Loan Obligations (Cost $14,537)			13,478

CORPORATE BONDS & NOTES 25.1%

BANKING & FINANCE 17.7%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		3,800	3,691
Ally Financial, Inc.
8.000% due 11/01/2031		4,000	4,267
Banco do Brasil S.A.
3.359% due 07/02/2014		4,700	4,664
Banco Santander Brasil S.A.
4.500% due 04/06/2015		800	818
Banco Santander Chile
2.162% due 01/19/2016		3,500	3,343
Bank of America Corp.
6.000% due 09/01/2017		370	403
Barclays Bank PLC
5.000% due 09/22/2016 (g)		400	431
10.000% due 05/21/2021	GBP	1,209	2,211
10.179% due 06/12/2021		$3,000	3,558
14.000% due 11/29/2049	GBP	1,000	1,967
BBVA Bancomer S.A.
4.500% due 03/10/2016		$2,000	2,070
6.500% due 03/10/2021		4,100	4,295
Bear Stearns Cos. LLC
6.400% due 10/02/2017		250	291
7.250% due 02/01/2018		19,300	23,295
BPCE S.A.
2.375% due 10/04/2013		1,300	1,279
5.250% due 07/29/2049	EUR	2,000	2,107
Capital One Capital
10.250% due 08/15/2039		$7,100	7,331
Citigroup, Inc.
0.960% due 06/28/2013	EUR	7,900	10,442
4.750% due 02/10/2019		2,000	2,429
6.125% due 11/21/2017		$3,600	4,022
Compass Bank
6.400% due 10/01/2017		19,800	20,350
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		3,800	3,938
DNB Bank ASA
3.200% due 04/03/2017 (a)		1,600	1,608
European Investment Bank
3.625% due 01/15/2021	EUR	100	143
4.625% due 04/15/2020		600	920
Export-Import Bank of Korea
4.125% due 09/09/2015		$5,900	6,217
5.875% due 01/14/2015		3,000	3,283
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		200	220
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	500	668
Goldman Sachs Group, Inc.
1.376% due 05/23/2016		2,300	2,795
1.408% due 02/04/2013		500	663
6.125% due 02/14/2017	GBP	300	510
6.375% due 05/02/2018	EUR	400	582
GSPA Monetization Trust
6.422% due 10/09/2029		$138	132
HSBC Finance Capital Trust
5.911% due 11/30/2035		6,200	5,848
ICICI Bank Ltd.
5.500% due 03/25/2015		5,000	5,198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Bank NV
1.875% due 06/09/2014		$5,000	$4,950
JPMorgan Chase & Co.
1.067% due 09/26/2013	EUR	5,300	7,046
LBG Capital PLC
8.000% due 12/29/2049		$1,400	1,218
8.500% due 12/29/2049		700	574
Lehman Brothers Holdings, Inc.
0.000% due 01/26/2017^		900	268
Lloyds TSB Bank PLC
4.875% due 01/21/2016		3,800	3,943
Macquarie Bank Ltd.
3.300% due 07/17/2014		8,600	9,076
Macquarie Group Ltd.
7.300% due 08/01/2014		3,100	3,324
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014	EUR	1,900	2,408
1.361% due 08/09/2013		7,900	10,327
6.875% due 04/25/2018		$6,500	7,233
MetLife of Connecticut Institutional Funding Ltd.
1.558% due 02/05/2016	EUR	300	371
National Bank of Canada
2.200% due 10/19/2016		$900	925
Nationwide Building Society
6.250% due 02/25/2020		4,300	4,463
Northern Rock Asset Management PLC
5.625% due 06/22/2017		3,800	4,116
Pacific LifeCorp
6.000% due 02/10/2020		1,000	1,091
Principal Life Income Funding Trusts
5.550% due 04/27/2015		900	993
Regions Bank
7.500% due 05/15/2018		6,600	7,541
Resona Bank Ltd.
5.850% due 09/29/2049		800	832
Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049		3,225	3,372
Royal Bank of Scotland Group PLC
1.997% due 03/30/2015 (m)	CAD	5,700	4,683
4.875% due 08/25/2014		$200	208
6.990% due 10/29/2049		7,100	5,822
SLM Corp.
8.450% due 06/15/2018		100	112
SLM Corp. CPI Linked Bond
4.991% due 01/31/2014		900	931
SMFG Preferred Capital Ltd.
9.500% due 07/29/2049		30,300	35,754
Societe Generale S.A.
5.922% due 04/29/2049		2,800	2,281
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	10,000	11,480
6.900% due 12/15/2017		$175	137
State Bank of India
4.500% due 07/27/2015		4,800	4,968
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,053	5,168
Temasek Financial Ltd.
4.300% due 10/25/2019		1,000	1,091
UBS AG
1.553% due 01/28/2014		1,000	997
5.750% due 04/25/2018		400	438
USB Capital
3.500% due 10/29/2049		8,900	6,872

			291,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 5.2%
Alcoa, Inc.
6.150% due 08/15/2020		$645	$695
Altria Group, Inc.
4.125% due 09/11/2015		3,300	3,603
Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015		4,400	4,771
5.375% due 01/15/2020 (g)		4,400	5,178
BMW Finance NV
5.250% due 05/21/2012		2,800	2,818
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,700	5,595
Codelco, Inc.
7.500% due 01/15/2019		300	377
CSN Islands Corp.
6.875% due 09/21/2019		1,100	1,256
CSN Resources S.A.
6.500% due 07/21/2020		2,900	3,262
Dell, Inc.
5.650% due 04/15/2018		1,600	1,866
DISH DBS Corp.
7.750% due 05/31/2015		1,200	1,370
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		5,000	5,339
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,500	1,596
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,799
HCA, Inc.
7.875% due 02/15/2020		2,800	3,091
Noble Group Ltd.
4.875% due 08/05/2015		1,200	1,209
6.750% due 01/29/2020		12,100	12,039
Norfolk Southern Corp.
5.750% due 04/01/2018		3,600	4,258
Novatek Finance Ltd.
5.326% due 02/03/2016		1,600	1,690
Oracle Corp.
5.750% due 04/15/2018		2,700	3,286
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	200	347
Petrobras International Finance Co.
5.875% due 03/01/2018		$2,300	2,591
8.375% due 12/10/2018		2,400	3,044
Quicksilver Resources, Inc.
11.750% due 01/01/2016		1,100	1,169
Suncor Energy, Inc.
6.100% due 06/01/2018		4,000	4,811
Transocean, Inc.
4.950% due 11/15/2015		1,700	1,819
Vale Overseas Ltd.
5.625% due 09/15/2019		3,100	3,479

			85,358

UTILITIES 2.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		5,800	6,193
7.700% due 08/07/2013		2,500	2,688
8.700% due 08/07/2018		300	370
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		8,500	9,405
EDF S.A.
5.500% due 01/26/2014		300	322
6.500% due 01/26/2019		300	351
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,200	1,263

58	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.343% due 04/11/2013	$100	$105
8.146% due 04/11/2018	600	706
Petroleos Mexicanos
6.000% due 03/05/2020	3,700	4,231
8.000% due 05/03/2019	1,100	1,397
Public Service Electric & Gas Co.
5.300% due 05/01/2018	1,100	1,303
Qtel International Finance Ltd.
3.375% due 10/14/2016	200	204
4.750% due 02/16/2021	500	520
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	700	757
TNK-BP Finance S.A.
7.250% due 02/02/2020	2,500	2,906
7.500% due 07/18/2016	2,300	2,605

		35,326

Total Corporate Bonds & Notes (Cost $401,140)		411,686

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%
Bristol-Myers Squibb Co.
0.000% due 09/15/2023	3,200	3,110

Total Convertible Bonds & Notes (Cost $2,893)		3,110

MUNICIPAL BONDS & NOTES 3.7%

ALASKA 0.1%
Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2006
5.000% due 06/01/2046	2,600	1,925

CALIFORNIA 2.3%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,300	1,571
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	2,180	2,669
6.907% due 10/01/2050	1,600	2,131
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,302
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	127
7.550% due 04/01/2039	100	130
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	3,500	4,590
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	105
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,303
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	4,000	5,135
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,600	2,189
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	1,200	1,543

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	$1,300	$1,522
5.813% due 06/01/2040	5,700	6,581
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,166
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	226
7.021% due 08/01/2040	500	564
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	2,500	2,815
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	600	609

		37,278

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,359
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	100	111
6.899% due 12/01/2040	1,600	1,916
Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	542

		3,928

NEW JERSEY 0.1%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	89
5.000% due 06/01/2041	1,900	1,440

		1,529

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,000	1,289
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,600	1,782
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,600	1,889

		4,960

OHIO 0.7%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	4,836
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	7,800	5,852

		10,688

Total Municipal Bonds & Notes (Cost $51,410)		60,308

U.S. GOVERNMENT AGENCIES 79.8%
Fannie Mae
0.592% due 07/25/2037	8,176	8,167
0.622% due 07/25/2037	8,059	8,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.642% due 09/25/2035	$8,279	$8,197
0.652% due 09/25/2035	14,414	14,291
0.692% due 09/25/2035	4,678	4,680
0.962% due 06/25/2037	18,279	18,390
0.982% due 03/25/2040	14,534	14,673
1.125% due 04/27/2017	2,100	2,088
1.375% due 11/15/2016	200	203
2.078% due 03/01/2034	777	823
2.088% due 07/01/2035	880	927
2.322% due 12/01/2034	932	980
3.000% due 05/01/2027	35,000	36,165
3.500% due 11/01/2025 - 05/01/2042	158,106	162,318
3.820% due 09/01/2021	4,910	5,267
4.000% due 09/01/2013 - 05/01/2042	352,664	370,575
4.500% due 04/01/2018 - 06/25/2041	43,207	46,380
5.000% due 02/13/2017 - 08/01/2035	16,176	17,633
5.000% due 07/01/2035 (g)	55,673	60,297
5.250% due 09/15/2016	100	119
5.375% due 06/12/2017 (i)	400	482
5.500% due 02/01/2027 - 05/01/2042	365,784	398,738
6.000% due 05/01/2036 - 04/01/2042	31,351	34,593
6.500% due 09/01/2036	1,326	1,509
Freddie Mac
0.852% due 07/15/2037	2,228	2,238
0.912% due 08/15/2037	2,161	2,172
0.952% due 10/15/2037	7,747	7,795
1.250% due 05/12/2017	900	899
2.000% due 08/25/2016	600	624
2.375% due 01/13/2022	300	295
4.000% due 12/15/2040 - 07/15/2041	60,362	61,867
4.875% due 06/13/2018 (h)	1,400	1,671
5.500% due 08/23/2017 - 04/01/2042	9,161	9,986
6.500% due 05/01/2035	1,858	2,122
Small Business Administration
5.490% due 03/01/2028	313	354
6.020% due 08/01/2028	3,362	3,873

Total U.S. Government Agencies (Cost $1,288,765)		1,309,449

U.S. TREASURY OBLIGATIONS 14.4%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (f)(h)(i)	50,458	54,598
0.750% due 02/15/2042 (f)(h)(i)	12,190	11,610
2.000% due 01/15/2026 (g)(i)	5,030	6,167
2.375% due 01/15/2025 (g)(i)	26,816	34,121
2.375% due 01/15/2027 (g)(h)(i)	32,398	41,586
2.500% due 01/15/2029 (i)	32,480	42,893
3.625% due 04/15/2028 (h)	5,469	8,074
U.S. Treasury Notes
0.250% due 02/15/2015 (f)	31	31
0.375% due 03/15/2015 (f)(i)	1,800	1,793
0.875% due 12/31/2016 (f)(i)	300	298
0.875% due 02/28/2017 (g)	19,591	19,452
1.375% due 12/31/2018 (f)(g)(i)	16,029	15,856

Total U.S. Treasury Obligations (Cost $236,277)		236,479

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	59

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 10.4%
Arran Residential Mortgages Funding PLC
2.251% due 05/16/2047	EUR	1,217	$1,624
2.451% due 05/16/2047		8,100	10,791
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		$1,229	1,150
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.633% due 06/10/2049		7,100	7,913
Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/2038		3,400	3,847
Chase Mortgage Finance Corp.
5.891% due 09/25/2036		4,727	4,168
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037		5,422	4,607
European Loan Conduit
1.207% due 05/15/2019	EUR	475	543
First Horizon Asset Securities, Inc.
2.692% due 05/25/2034		$208	201
Granite Master Issuer PLC
0.342% due 12/20/2054		3,132	3,006
0.866% due 12/20/2054	GBP	3,171	4,855
Granite Mortgages PLC
1.133% due 09/20/2044	EUR	307	396
1.416% due 09/20/2044	GBP	2,463	3,807
1.470% due 01/20/2044		478	740
1.584% due 01/20/2044	EUR	303	392
Holmes Master Issuer PLC
2.581% due 10/15/2054		4,000	5,348
JPMorgan Alternative Loan Trust
6.050% due 11/25/2036		$5,690	3,471
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		6,516	7,238
5.440% due 06/12/2047		2,300	2,569
5.447% due 06/12/2047		5,567	5,855
JPMorgan Mortgage Trust
4.200% due 07/27/2037		1,823	1,423
5.315% due 07/25/2035		5,801	5,892
5.469% due 04/25/2036		23,355	19,721
5.750% due 01/25/2036		211	198
Merrill Lynch Mortgage Trust
5.615% due 05/12/2039		1,111	1,148
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		600	680
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		1,032	903
RBSSP Resecuritization Trust
0.492% due 02/26/2037		7,491	6,151
Sequoia Mortgage Trust
5.339% due 09/20/2046		2,621	2,057
Structured Asset Securities Corp.
5.500% due 09/25/2035		3,400	3,023
Thornburg Mortgage Securities Trust
1.864% due 03/25/2044		2,895	2,709
2.121% due 12/25/2044		3,564	3,550
Titan Europe PLC
1.370% due 10/23/2016	GBP	18,748	26,164
WaMu Mortgage Pass-Through Certificates
2.452% due 01/25/2035		$1,621	1,580
5.134% due 06/25/2037		2,619	1,922
Wells Fargo Mortgage-Backed Securities Trust
2.682% due 06/25/2035		2,309	2,232
2.695% due 04/25/2036		23,275	18,985
2.704% due 12/25/2034		366	366

Total Mortgage-Backed Securities (Cost $169,194)			171,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.7%
Access Group, Inc.
1.860% due 10/27/2025		$2,416	$2,419
Centurion CDO Ltd.
0.923% due 01/30/2016		13,567	13,133
Chase Issuance Trust
1.974% due 09/15/2015		5,400	5,520
CIT Group Home Equity Loan Trust
0.512% due 06/25/2033		1,064	892
Citibank Omni Master Trust
2.342% due 05/16/2016		7,900	7,920
Duane Street CLO
0.773% due 11/08/2017		55,311	54,040
Globaldrive BV
2.808% due 08/20/2017	EUR	8,084	10,962
GSC Partners Gemini Fund Ltd.
1.232% due 10/10/2014		$1,052	1,044
Gulf Stream Compass CLO Ltd.
1.021% due 08/27/2015		1,307	1,302
Hillmark Funding
0.743% due 05/21/2021		5,000	4,658
HSBC Home Equity Loan Trust
0.392% due 03/20/2036		7,479	6,917
IXIS Real Estate Capital Trust
0.582% due 02/25/2036		2,096	1,794
Penta CLO S.A.
1.917% due 06/04/2024	EUR	1,452	1,740
Sagamore CLO Ltd.
1.107% due 10/15/2015		$2,353	2,326
SLC Student Loan Trust
4.750% due 06/15/2033		4,479	4,352
SLM Student Loan Trust
1.136% due 12/15/2023	EUR	18,271	22,819
2.060% due 04/25/2023		$4,935	5,074
3.492% due 05/16/2044		5,376	5,586
3.500% due 08/17/2043		46,990	46,202
South Carolina Student Loan Corp.
1.238% due 03/02/2020		3,100	3,065
1.488% due 09/03/2024		1,400	1,381
South Texas Higher Education Authority, Inc.
1.061% due 10/01/2020		11,300	11,204
Venture CDO Ltd.
0.781% due 07/22/2021		3,700	3,428
Wind River CLO Ltd.
0.804% due 12/19/2016		6,794	6,557

Total Asset-Backed Securities (Cost $226,526)			224,335

SOVEREIGN ISSUES 7.0%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,600	2,236
5.500% due 07/12/2020		$5,800	6,496
6.369% due 06/16/2018		7,000	8,172
Canada Government Bond
0.875% due 02/14/2017		800	791
Canada Housing Trust
3.350% due 12/15/2020	CAD	14,600	15,613
3.800% due 06/15/2021		2,600	2,873
Indonesia Government International Bond
7.500% due 01/15/2016		$6,600	7,755
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,200	1,269
Province of British Columbia Canada
4.300% due 06/18/2042	CAD	400	458

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario Canada
3.150% due 06/02/2022	CAD	1,300	$1,307
4.000% due 06/02/2021		13,100	14,172
4.200% due 03/08/2018		1,200	1,326
4.200% due 06/02/2020		3,300	3,630
4.300% due 03/08/2017		2,400	2,650
4.400% due 06/02/2019		4,300	4,799
4.400% due 04/14/2020		$7,200	8,249
4.600% due 06/02/2039	CAD	2,700	3,163
5.500% due 06/02/2018		1,200	1,413
Province of Quebec Canada
2.750% due 08/25/2021		$25,700	25,842
4.250% due 12/01/2021	CAD	500	549
4.500% due 12/01/2016		200	222
4.500% due 12/01/2017		300	335
Russia Government International Bond
3.625% due 04/29/2015		$800	834

Total Sovereign Issues (Cost $108,917)			114,154

		SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
Farm Credit Bank
10.000% due 12/31/2049		7,400	8,781

Total Preferred Securities (Cost $7,622)			8,781

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.8%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bradesco S.A.
1.955% due 01/24/2013		$3,700	3,729
Banco do Brasil S.A.
0.000% due 05/15/2012		25,200	25,161
Intesa Sanpaolo SpA
2.375% due 12/21/2012		10,000	9,840
Itau Unibanco Holding S.A.
0.000% due 05/10/2012		3,000	2,995

			41,725

REPURCHASE AGREEMENTS 1.0%
Banc of America Securities LLC
0.050% due 04/02/2012		16,900	16,900

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $17,256. Repurchase proceeds are $16,900.)

U.S. TREASURY BILLS 0.3%
0.147% due 06/21/2012 - 03/07/2013 (b)(e)(f)(i)		4,550	4,547

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 1.0%
PIMCO Short-Term Floating NAV Portfolio		1,567,184	15,705

Total Short-Term Instruments (Cost $79,005)			78,877

60	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

MARKET VALUE (000S)
PURCHASED OPTIONS (k) 0.0%
(Cost $53)	$17

Total Investments 160.4% (Cost $2,586,339)	$2,631,899

Written Options (l) (0.2%) (Premiums $14,452)	(2,669)

Other Assets and Liabilities (Net) (60.2%)	(988,719)

Net Assets 100.0%	$1,640,511

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $470 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(f)	Securities with an aggregate market value of $4,482 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $227,025 at a weighted average interest rate of 0.247%. On March 31, 2012, securities valued at $97,645 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $16,805 and cash of $8,853 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
S&P 500 Index June Futures	Short	06/2012	1,364	$(11,369)
U.S. Treasury 5-Year Note June Futures	Long	06/2012	279	(225)
U.S. Treasury 10-Year Note June Futures	Long	06/2012	339	(554)

				$(12,148)

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $20,754 and cash of $2,359 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%	)	12/20/2016	$	77,406	$1,336	$(1,426)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017		4,300	128	20
CDX.IG-18 5-Year Index	(1.000%	)	06/20/2017		458,300	(2,099)	206

						$(635)	$(1,200)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	55,800	$(133)	$(131)
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		110,000	7,496	5,736

						$7,363	$5,605

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	61

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	1.837%	$	10,000	$(310)	$(353)	$43
American International Group, Inc.	CBK	1.000%	03/20/2016	1.837%		9,900	(307)	(354)	47
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		20,100	351	422	(71)
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2016	1.221%		500	(4)	(6)	2
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	1.303%		14,600	(185)	(106)	(79)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.032%		5,000	(5)	(10)	5
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.924%		1,000	3	(16)	19
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.032%		8,700	(8)	(15)	7
Brazil Government International Bond	DUB	1.000%	03/20/2016	1.000%		24,400	9	(82)	91
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.032%		5,400	(5)	(13)	8
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.924%		1,900	5	(24)	29
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%		2,300	7	(23)	30
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		2,600	8	(27)	35
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.924%		500	1	(5)	6
China Government International Bond	BOA	1.000%	06/20/2015	0.696%		3,100	31	52	(21)
China Government International Bond	BPS	1.000%	03/20/2016	0.868%		300	2	4	(2)
China Government International Bond	BRC	1.000%	03/20/2016	0.868%		700	3	8	(5)
China Government International Bond	BRC	1.000%	06/20/2016	0.911%		26,200	105	340	(235)
China Government International Bond	CBK	1.000%	06/20/2015	0.696%		700	7	11	(4)
China Government International Bond	RYL	1.000%	06/20/2015	0.696%		1,400	14	24	(10)
Credit Agricole S.A.	DUB	3.000%	06/20/2016	4.534%	EUR	1,500	(113)	50	(163)
Credit Agricole S.A.	FBF	3.000%	06/20/2016	4.534%		6,000	(451)	187	(638)
Credit Agricole S.A.	HUS	3.000%	06/20/2016	4.534%		10,000	(752)	319	(1,071)
France Government Bond	FBF	0.250%	03/20/2016	1.423%	$	28,400	(1,269)	(874)	(395)
France Government Bond	HUS	0.250%	09/20/2016	1.526%		700	(38)	(27)	(11)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		1,300	(53)	(26)	(27)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.176%		6,800	(41)	(135)	94
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.949%		10,500	1,061	374	687
Indonesia Government International Bond	BRC	1.000%	06/20/2016	1.346%		2,000	(27)	(34)	7
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.140%		600	(3)	(14)	11
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.138%		3,300	(288)	(224)	(64)
Indonesia Government International Bond	JPM	1.000%	06/20/2021	2.138%		5,500	(478)	(380)	(98)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%		3,100	(270)	(212)	(58)
Japan Government International Bond	BOA	1.000%	03/20/2017	0.961%		5,900	13	(42)	55
Japan Government International Bond	GST	1.000%	03/20/2017	0.961%		1,500	3	(10)	13
Japan Government International Bond	MYC	1.000%	03/20/2017	0.961%		2,600	6	(19)	25
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	1.797%		300	(9)	(9)	0
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	2.363%		1,600	(80)	(34)	(46)
MetLife, Inc.	BOA	1.000%	09/20/2015	1.801%		8,000	(211)	(525)	314
MetLife, Inc.	JPM	1.000%	09/20/2015	1.801%		12,400	(327)	(735)	408
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.872%		300	2	(4)	6
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.782%		1,600	11	(36)	47
Mexico Government International Bond	BRC	1.000%	03/20/2016	0.954%		17,400	38	(84)	122
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.782%		1,600	11	(37)	48
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.872%		800	4	(12)	16
Mexico Government International Bond	DUB	1.000%	03/20/2015	0.782%		900	6	(21)	27
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.954%		5,700	13	(27)	40
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.872%		1,900	9	(22)	31
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.872%		400	2	(6)	8
Prudential Financial, Inc.	GST	1.000%	09/20/2016	1.500%		13,900	(290)	(272)	(18)
Republic of Germany	BOA	0.250%	09/20/2016	0.602%		16,600	(255)	(298)	43
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.172%	EUR	6,100	23	(91)	114
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%	$	7,300	164	126	38
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%		1,000	22	19	3
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		5,000	114	115	(1)
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.288%		2,400	56	28	28
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		200	5	4	1
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		2,400	54	42	12

							$(3,616)	$(3,119)	$(497)

62	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
iTraxx Europe Senior Financials 17 Index	BRC	(1.000%	)	06/20/2017	EUR	16,400	$1,210	$1,065	$145
iTraxx Europe Senior Financials 17 Index	CBK	(1.000%	)	06/20/2017		2,300	170	150	20

							$1,380	$1,215	$165

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	6,900	$704	$848	$(144)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		8,500	869	1,131	(262)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		5,500	562	717	(155)
CDX.IG-9 5-Year Index 30-100%	BRC	0.758%	12/20/2012		482	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		2,315	50	0	50
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	6	0	6

						$2,194	$2,696	$(502)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC	BRL	16,700	$72	$(7)	$79
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		1,700	9	0	9
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		20,100	425	5	420
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		12,800	271	22	249
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		10,500	225	(15)	240
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		3,400	57	4	53
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		3,800	65	4	61
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		6,200	138	10	128
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,600	165	25	140
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		2,600	61	6	55
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		21,800	547	88	459
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		152,000	3,832	(89)	3,921
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		98,300	2,411	148	2,263
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		100	2	0	2
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		24,500	698	0	698
Pay	1-Year BRL-CDI	12.830%	01/02/2013	HUS		25,700	741	0	741
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		21,100	114	59	55
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		4,100	27	17	10
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		14,700	106	(43)	149
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		7,200	56	(14)	70
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,600	15	(1)	16
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		3,400	34	2	32
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		800	8	0	8
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		10,400	120	15	105
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		900	16	0	16
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		900	16	1	15

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	63

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		25,000	$468	$11	$457
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		12,000	284	(1)	285
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		3,600	101	16	85
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		2,900	88	0	88
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,100	196	(1)	197
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		3,000	99	8	91
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		600	23	3	20
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		1,500	57	10	47
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		4,400	174	35	139
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	BRC	AUD	600	(5)	(1)	(4)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK		900	(6)	(4)	(2)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		1,400	(10)	(3)	(7)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	265,700	35	127	(92)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		62,300	9	24	(15)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		19,100	2	3	(1)

							$11,746	$464	$11,282

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	ERAUSLT Index	8,507,897	1-Month USD-LIBOR plus a specified spread	$	1,187,234	01/15/2013	BOA	$311
Pay	S&P 500 Index	496,353	1-Month USD-LIBOR plus a specified spread		1,200,863	01/15/2013	BOA	(5,462)
Receive	ERAUSLT Index	1,905,126	1-Month USD-LIBOR plus a specified spread		258,780	02/28/2013	BOA	7,106
Pay	ERAUSLT Index	461,556	1-Month USD-LIBOR plus a specified spread		62,695	08/31/2012	FCT	(1,722)
Receive	ERAUSLT Index	2,107,155	1-Month USD-LIBOR plus a specified spread		286,221	08/31/2012	FCT	7,867

								$8,100

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(k)	Purchased options outstanding on March 31, 2012:

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.000% due 06/01/2042	BRC	$95.500	06/06/2012	$	225,000	$27	$5
Put - OTC Fannie Mae 5.500% due 06/01/2042	RYM	102.000	06/06/2012		225,000	26	12

						$53	$17

(l)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	71,700	$409	$(34)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		80,900	305	(15)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		57,900	487	(6)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		7,000	48	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		17,200	77	(30)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		32,600	230	(134)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		51,500	306	(5)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		27,500	170	(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		178,800	477	(315)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		250,100	1,973	(25)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		72,900	686	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		14,700	131	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		38,900	428	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		72,200	750	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		22,500	245	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		9,300	96	(24)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		50,300	527	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		55,100	540	0

64	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	$	89,800	$668	$0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		7,200	86	(34)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		34,200	846	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		3,500	24	(24)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		18,200	91	(86)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		20,900	185	(142)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		47,700	582	(226)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		12,800	69	(87)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		4,500	42	(30)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		4,500	87	(105)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		6,600	84	(31)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		39,600	239	(188)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		11,600	52	(79)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		6,800	64	(45)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		6,800	132	(158)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,400	286	(1)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		44,700	208	(303)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		54,300	752	(258)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		91,700	637	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		7,300	44	0

								$13,063	$(2,390)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	39,800	$337	$(63)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		79,100	706	(131)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		10,700	138	(19)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		14,400	108	(37)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		10,200	100	(29)

							$1,389	$(279)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount		Premium
Balance at 03/31/2011	3,626	$	1,710,700	$17,006
Sales	3,793		4,669,900	15,589
Closing Buys	(5,567)		(4,524,000)	(17,193)
Expirations	0		(3,500)	(14)
Exercised	(1,852)		(63,700)	(936)

Balance at 03/31/2012	0	$	1,789,400	$14,452

(m)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Royal Bank of Scotland Group PLC	1.997%	03/30/2015	06/22/2011	$5,169	$4,683	0.29%

(n)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2042	5,000	$5,317	$(5,320)
Fannie Mae	5.000%	05/01/2042	16,500	17,808	(17,799)

				$23,125	$(23,119)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	65

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

(o)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	4,153	04/2012	CBK	$131	$0	$131
Buy		804	04/2012	DUB	0	(6)	(6)
Sell	BRL	24,034	04/2012	JPM	656	0	656
Buy		24,034	04/2012	MSC	0	(767)	(767)
Sell		24,034	06/2012	MSC	758	0	758
Sell	CAD	25,394	06/2012	CBK	92	0	92
Sell		10,825	06/2012	FBF	64	0	64
Sell		10,764	06/2012	JPM	110	0	110
Sell		10,517	06/2012	UAG	60	0	60
Buy	CNY	6,390	06/2012	BRC	12	0	12
Sell		1,785	06/2012	BRC	0	(3)	(3)
Buy		9,612	06/2012	CBK	19	0	19
Sell		29,558	06/2012	CBK	20	0	20
Buy		15,950	06/2012	DUB	0	(1)	(1)
Sell		3,777	06/2012	DUB	2	0	2
Sell		8,210	06/2012	FBF	3	(3)	0
Buy		47,275	06/2012	HUS	85	0	85
Sell		164,943	06/2012	HUS	8	(124)	(116)
Buy		42,902	06/2012	JPM	93	0	93
Sell		12,709	06/2012	JPM	2	(14)	(12)
Buy		7,017	06/2012	MSC	11	0	11
Sell		2,518	06/2012	MSC	1	0	1
Buy		110,789	06/2012	RYL	242	0	242
Sell		16,432	06/2012	UAG	7	(9)	(2)
Sell		138,559	02/2013	BRC	82	0	82
Buy		58,711	02/2013	CBK	0	(24)	(24)
Sell		23,921	02/2013	FBF	21	0	21
Buy		80,000	02/2013	JPM	30	0	30
Buy		90,078	02/2013	RYL	49	0	49
Sell		66,309	02/2013	UAG	23	0	23
Buy	EUR	1,200	04/2012	BRC	7	0	7
Sell		10,567	04/2012	BRC	0	(549)	(549)
Buy		46,048	04/2012	CBK	682	0	682
Sell		16,566	04/2012	CBK	0	(666)	(666)
Buy		9,022	04/2012	DUB	55	(17)	38
Sell		27,548	04/2012	DUB	0	(1,393)	(1,393)
Buy		800	04/2012	HUS	3	0	3
Sell		76,398	04/2012	HUS	0	(677)	(677)
Buy		30,350	04/2012	JPM	492	0	492
Sell		792	04/2012	JPM	0	(2)	(2)
Sell		8,672	04/2012	MSC	0	(346)	(346)
Sell		3,243	04/2012	RBC	0	(206)	(206)
Sell		19,101	04/2012	UAG	0	(1,152)	(1,152)
Sell		46,048	05/2012	CBK	0	(680)	(680)
Sell		30,350	05/2012	JPM	0	(490)	(490)
Buy		2,300	06/2012	BSN	55	0	55
Buy		800	06/2012	CBK	0	0	0
Buy		22,908	06/2012	DUB	584	0	584
Buy		4,607	06/2012	JPM	50	0	50
Buy		6,289	06/2012	MSC	63	0	63
Buy		80	06/2012	RBC	2	0	2
Buy		3,764	06/2012	UAG	57	0	57
Buy	GBP	3,390	04/2012	CBK	52	0	52
Buy		41,907	04/2012	DUB	765	0	765
Sell		3,390	04/2012	DUB	0	(26)	(26)
Sell		41,907	04/2012	HUS	0	(769)	(769)
Buy		1,000	05/2012	CBK	0	0	0
Buy		4,190	05/2012	DUB	33	0	33
Sell		33,851	05/2012	DUB	0	(524)	(524)
Buy		1,359	05/2012	JPM	15	0	15
Sell	IDR	4,528,000	07/2012	BRC	0	(5)	(5)
Sell		416,276	07/2012	GST	0	(1)	(1)
Buy		104,704,806	07/2012	HUS	0	(250)	(250)

66	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	IDR	28,932,000	07/2012	HUS	$0	$(26)	$(26)
Sell		70,828,530	07/2012	UAG	0	(152)	(152)
Sell	INR	76,380	07/2012	DUB	29	0	29
Sell		719,450	07/2012	JPM	239	0	239
Buy		795,830	07/2012	UAG	0	(1,876)	(1,876)
Buy	MXN	202	06/2012	HUS	0	0	0
Sell		256,455	06/2012	HUS	0	(75)	(75)
Buy		250,849	06/2012	UAG	304	0	304
Sell	MYR	16,627	04/2012	CBK	0	(52)	(52)
Buy		16,627	04/2012	UAG	0	(51)	(51)
Sell	SGD	9,679	05/2012	DUB	58	0	58

					$6,126	$(10,936)	$(4,810)

(p)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$13,478	$0	$13,478
Corporate Bonds & Notes
Banking & Finance	0	286,206	4,796	291,002
Industrials	0	85,358	0	85,358
Utilities	0	35,326	0	35,326
Convertible Bonds & Notes
Industrials	0	3,110	0	3,110
Municipal Bonds & Notes
Alaska	0	1,925	0	1,925
California	0	37,278	0	37,278
Illinois	0	3,928	0	3,928
New Jersey	0	1,529	0	1,529
New York	0	4,960	0	4,960
Ohio	0	10,688	0	10,688
U.S. Government Agencies	0	1,309,449	0	1,309,449
U.S. Treasury Obligations	0	236,479	0	236,479
Mortgage-Backed Securities	0	171,225	0	171,225
Asset-Backed Securities	0	205,500	18,835	224,335
Sovereign Issues	0	114,154	0	114,154
Preferred Securities
Banking & Finance	0	8,781	0	8,781
Short-Term Instruments
Certificates of Deposit	0	41,725	0	41,725
Repurchase Agreements	0	16,900	0	16,900
U.S. Treasury Bills	0	4,547	0	4,547

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
PIMCO Short-Term Floating NAV Portfolios	$15,705	$0	$0	$15,705
Purchased Options
Interest Rate Contracts	0	17	0	17
	$15,705	$2,592,563	$23,631	$2,631,899

Short Sales, at value	$0	$(23,119)	$0	$(23,119)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,970	0	2,970
Equity Contracts	0	15,284	0	15,284
Foreign Exchange Contracts	0	6,126	0	6,126
Interest Rate Contracts	0	17,138	0	17,138
	$0	$41,519	$0	$41,519

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(5,003)	0	(5,003)
Equity Contracts	(11,369)	(7,184)	0	(18,553)
Foreign Exchange Contracts	0	(10,936)	0	(10,936)
Interest Rate Contracts	(779)	(2,643)	(279)	(3,701)
	$(12,148)	$(25,766)	$(279)	$(38,193)

Totals	$3,557	$2,585,197	$23,352	$2,612,106

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$11,508	$0	$(7,042)	$(26)	$26	$330	$0	$0	$4,796	$(53)
Industrials	7,085	0	(7,333)	46	6	196	0	0	0	0
Asset-Backed Securities	94,493	1,219	(12,232)	484	244	592	0	(65,965)	18,835	34
Sovereign Issues	7,467	0	(7,467)	0	0	0	0	0	0	0

	$120,553	$1,219	$(34,074)	$504	$276	$1,118	$0	$(65,965)	$23,631	$(19)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	67

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(4,655)	$0	$0	$0	$2,324	$2,052	$0	$0	$(279)	$644

Totals	$115,898	$1,219	$(34,074)	$504	$2,600	$3,170	$0	$(65,965)	$23,352	$625

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$17	$17
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1,790	1,790
Unrealized appreciation on foreign currency contracts	0	0	0	6,126	0	6,126
Unrealized appreciation on OTC swap agreements	0	2,744	15,284	0	11,403	29,431

	$0	$2,744	$15,284	$6,126	$13,210	$37,364

Liabilities:
Written options outstanding	$0	$0	$0	$0	$2,669	$2,669
Variation margin payable on financial derivative instruments (2)	0	411	1,705	0	216	2,332
Unrealized depreciation on foreign currency contracts	0	0	0	10,936	0	10,936
Unrealized depreciation on OTC swap agreements	0	3,578	7,184	0	121	10,883

	$0	$3,989	$8,889	$10,936	$3,006	$26,820

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$(253)	$0	$4,110	$3,857
Net realized gain on futures contracts	0	0	129,142	0	67,213	196,355
Net realized gain (loss) on written options	0	179	833	14	(33,396)	(32,370)
Net realized (loss) on swaps	0	(21,809)	(234,080)	0	(208,236)	(464,125)
Net realized gain on foreign currency transactions	0	0	0	5,423	0	5,423

	$0	$(21,630)	$(104,358)	$5,437	$(170,309)	$(290,860)

68	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(36)	$(36)
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	19,185	0	(425)	18,760
Net change in unrealized appreciation (depreciation) on written options	0	(33)	(390)	(12)	17,127	16,692
Net change in unrealized appreciation (depreciation) on swaps	0	(7,489)	(17,073)	0	13,755	(10,807)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,704)	0	(9,704)

	$0	$(7,522)	$1,722	$(9,716)	$30,421	$14,905

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(12,148) and open centrally cleared swaps cumulative appreciation/(depreciation) of $4,405 as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,145	$(1,380)	$(235)
BPS	788	(840)	(52)
BRC	1,052	(2,350)	(1,298)
BSN	55	0	55
CBK	825	(960)	(135)
DUB	(1,476)	1,404	(72)
FBF	1,428	(1,280)	148
FCT	6,145	(5,350)	795
GLM	753	(850)	(97)
GST	(174)	430	256
HUS	(1,175)	0	(1,175)
JPM	1,218	(1,370)	(152)
MSC	(280)	(370)	(650)
MYC	566	(2,650)	(2,084)
RBC	3,693	(3,690)	3
RYL	67	0	67
RYM	12	0	12
UAG	(2,300)	2,363	63

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	69

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.0%
HCA, Inc.
2.741% due 05/02/2016		$292	$285

Total Bank Loan Obligations (Cost $274)			285

CORPORATE BONDS & NOTES 12.8%

BANKING & FINANCE 10.1%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		200	194
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		700	735
Ally Financial, Inc.
3.710% due 02/11/2014		2,100	2,079
3.874% due 06/20/2014		200	196
4.500% due 02/11/2014		300	301
American Express Credit Corp.
5.875% due 05/02/2013		700	736
American International Group, Inc.
5.050% due 10/01/2015		100	107
6.400% due 12/15/2020		1,800	2,040
ASIF
3.000% due 02/17/2017	EUR	3,500	3,961
Banco Santander Brasil S.A.
2.574% due 03/18/2014		$400	393
4.250% due 01/14/2016		300	301
Banco Santander Chile
2.162% due 01/19/2016		1,000	955
Bank of America Corp.
0.833% due 08/15/2016		400	341
1.973% due 01/30/2014		300	295
6.000% due 09/01/2017		1,925	2,099
Bank of Montreal
1.300% due 10/31/2014		300	303
2.850% due 06/09/2015		100	105
Bank of Nova Scotia
1.650% due 10/29/2015		200	203
Banque PSA Finance S.A.
2.368% due 04/04/2014		200	193
Barclays Bank PLC
14.000% due 11/29/2049	GBP	1,000	1,967
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	207
6.500% due 03/10/2021		200	209
Bear Stearns Cos. LLC
7.250% due 02/01/2018		400	483
BPCE S.A.
2.375% due 10/04/2013		100	98
Capital One Capital
10.250% due 08/15/2039		700	723
CIT Group, Inc.
5.250% due 04/01/2014		100	103
Citigroup, Inc.
0.745% due 06/09/2016		400	351
1.353% due 02/15/2013		100	100
2.027% due 01/13/2014		600	597
4.750% due 02/10/2019	EUR	1,000	1,214
5.000% due 09/15/2014		$2,900	3,005
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		100	98
Credit Agricole S.A.
2.011% due 01/21/2014		300	293
7.589% due 01/29/2049	GBP	100	118
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		$300	311
European Investment Bank
3.625% due 01/15/2021	EUR	100	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 04/15/2020	EUR	700	$1,074
Export-Import Bank of Korea
4.000% due 01/29/2021		$600	593
5.125% due 06/29/2020		100	108
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	134
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		$200	183
0.961% due 07/22/2015		100	94
HBOS PLC
0.676% due 09/06/2017		2,500	1,854
ING Bank NV
1.875% due 06/09/2014		600	594
2.500% due 01/14/2016		100	102
International Lease Finance Corp.
6.750% due 09/01/2016		200	215
JPMorgan Chase & Co.
1.067% due 09/26/2013	EUR	1,500	1,994
6.000% due 01/15/2018		$900	1,042
7.900% due 04/29/2049		600	660
KeyBank N.A.
7.413% due 10/15/2027		6,000	6,716
LBG Capital PLC
8.000% due 12/29/2049		300	261
8.500% due 12/29/2049		100	82
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 ^		400	122
Lloyds TSB Bank PLC
4.875% due 01/21/2016		200	208
Majapahit Holding BV
7.750% due 01/20/2020		500	605
MetLife Institutional Funding
1.368% due 04/04/2014		700	703
Morgan Stanley
1.047% due 10/15/2015		300	270
5.550% due 04/27/2017		4,095	4,194
7.300% due 05/13/2019		200	215
National Australia Bank Ltd.
1.301% due 04/11/2014		600	598
5.350% due 06/12/2013		800	841
Principal Life Income Funding Trusts
5.550% due 04/27/2015		1,000	1,104
RCI Banque S.A.
2.451% due 04/11/2014		400	387
Santander UK PLC
1.538% due 10/10/2017	EUR	1,300	1,369
SLM Corp.
1.206% due 06/17/2013		1,400	1,811
Societe Generale S.A.
5.922% due 04/29/2049		$600	489
Springleaf Finance Corp.
6.900% due 12/15/2017		1,300	1,020
SSIF Nevada LP
1.267% due 04/14/2014		1,000	993
State Bank of India
4.500% due 07/27/2015		1,000	1,035
Temasek Financial Ltd.
4.300% due 10/25/2019		300	327
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		200	187
UBS AG
5.750% due 04/25/2018		600	658
5.875% due 12/20/2017		700	777
Wells Fargo & Co.
7.980% due 03/29/2049		1,400	1,531

			60,707

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.0%
Alcoa, Inc.
6.150% due 08/15/2020	$400	$431
AstraZeneca PLC
5.900% due 09/15/2017	400	480
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
Cemex Espana Luxembourg
9.875% due 04/30/2019	584	564
Codelco, Inc.
6.150% due 10/24/2036	100	121
Comcast Corp.
5.875% due 02/15/2018	300	355
6.450% due 03/15/2037	300	359
Continental Airlines, Inc.
6.750% due 09/15/2015	1,600	1,614
Daimler Finance North America LLC
1.674% due 09/13/2013	500	502
DISH DBS Corp.
6.625% due 10/01/2014	700	767
Dow Chemical Co.
6.000% due 10/01/2012	200	205
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	271	301
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	700	748
International Business Machines Corp.
5.700% due 09/14/2017	742	894
Kraft Foods, Inc.
6.125% due 02/01/2018	800	961
Novatek Finance Ltd.
5.326% due 02/03/2016	200	211
Peabody Energy Corp.
7.875% due 11/01/2026	300	312
Pemex Project Funding Master Trust
1.080% due 12/03/2012	200	200
Petrobras International Finance Co.
3.875% due 01/27/2016	900	952
Rohm and Haas Co.
6.000% due 09/15/2017	500	576
Total Capital S.A.
4.450% due 06/24/2020	100	108
Transocean, Inc.
4.950% due 11/15/2015	300	321
UnitedHealth Group, Inc.
4.875% due 02/15/2013	700	725

		12,023

UTILITIES 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	300	370
BellSouth Corp.
4.463% due 04/26/2021	1,500	1,504
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	200	219
NGPL PipeCo LLC
6.514% due 12/15/2012	1,600	1,544
NRG Energy, Inc.
8.250% due 09/01/2020	100	99
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	250	271

		4,007

Total Corporate Bonds & Notes (Cost $76,395)		76,737

70	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 5.0%

CALIFORNIA 1.5%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	$1,300	$1,688
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	115
Irvine Ranch Water District, California Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,151
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	514
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	2,600	3,512
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	1,000	1,126

		9,106

ILLINOIS 0.7%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2036	2,100	2,305
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,847

		4,152

LOUISIANA 0.0%
Louisiana State Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
2.744% due 05/01/2043	200	204

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	264

NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.474% due 06/15/2013	1,700	1,702
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.000% due 06/15/2042	1,400	1,505

		3,207

NEW YORK 1.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	2,400	2,819
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.846% due 06/01/2040	2,710	3,313
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	1,000	1,083
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	111
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,243

		8,569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.6%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	$3,000	$2,250
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	1,300	1,336

		3,586

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	500	613

Total Municipal Bonds & Notes (Cost $26,316)		29,701

U.S. GOVERNMENT AGENCIES 58.7%
Fannie Mae
0.302% due 12/25/2036	347	344
0.375% due 03/16/2015	2,500	2,483
0.592% due 03/25/2037 - 09/25/2042	1,418	1,414
0.622% due 07/25/2037	708	708
0.642% due 09/25/2035	587	581
0.652% due 09/25/2035	1,482	1,469
0.872% due 05/25/2040	637	640
0.962% due 06/25/2037	205	207
0.972% due 06/25/2040	5,591	5,621
0.982% due 03/25/2040	1,254	1,266
0.992% due 11/25/2039 - 01/25/2040	2,186	2,210
1.062% due 12/25/2039	493	499
1.142% due 07/25/2039	420	425
1.250% due 01/30/2017	1,000	1,003
1.382% due 06/01/2043 - 07/01/2044	441	444
2.057% due 10/01/2034	53	56
2.111% due 11/01/2035	102	106
2.194% due 11/01/2034	17	18
2.260% due 05/01/2035	27	28
2.275% due 09/01/2035	346	368
2.280% due 10/01/2035	120	128
2.282% due 12/01/2033	251	264
2.292% due 07/01/2035	322	341
2.330% due 08/01/2035	393	419
2.342% due 03/01/2035	57	60
2.350% due 07/01/2035	337	361
2.415% due 07/01/2034	386	411
2.423% due 05/01/2036	208	219
2.472% due 09/01/2036	221	229
2.487% due 09/01/2035	437	466
2.490% due 05/25/2035	71	74
2.500% due 08/01/2035	767	818
2.504% due 01/01/2035	425	454
2.558% due 07/01/2036	214	219
2.590% due 06/01/2035	652	696
2.631% due 08/01/2036	212	224
2.675% due 12/01/2033	98	105
2.819% due 06/01/2035	953	1,018
3.000% due 05/01/2027	5,000	5,166
3.500% due 04/01/2027 - 05/01/2042	4,000	4,147
4.000% due 09/01/2013 - 09/01/2041	55,375	58,753
4.500% due 02/01/2023 - 08/01/2041	52,042	55,690
5.000% due 06/01/2035 - 05/01/2042	37,714	40,720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/01/2021 - 04/01/2042	$89,930	$97,999
6.000% due 02/01/2029 - 04/01/2039	2,452	2,718
6.500% due 09/01/2034	14	16
Freddie Mac
0.392% due 07/15/2019	475	474
0.502% due 08/25/2031	134	131
0.572% due 02/15/2037	97	97
0.642% due 06/15/2018	56	56
0.792% due 07/15/2041	4,358	4,367
0.812% due 06/15/2041	4,134	4,143
0.852% due 07/15/2037	604	606
0.912% due 08/15/2037	585	588
0.942% due 08/15/2037	755	760
1.097% due 01/15/2038	463	467
1.250% due 05/12/2017	1,300	1,299
1.369% due 02/25/2045	60	57
2.375% due 01/13/2022	500	492
4.500% due 04/01/2039 - 07/01/2041	13,831	14,677
4.875% due 06/13/2018	100	119
5.500% due 06/01/2027 - 04/01/2042	13,414	14,609
6.000% due 02/01/2034 - 05/01/2042	7,050	7,772
Ginnie Mae
6.000% due 05/15/2037 - 07/15/2037	791	906
NCUA Guaranteed Notes
0.693% due 10/07/2020	464	465
Small Business Administration
5.290% due 12/01/2027	443	497
5.490% due 03/01/2028	3,313	3,748
5.600% due 09/01/2028	3,249	3,702

Total U.S. Government Agencies (Cost $348,639)		351,637

U.S. TREASURY OBLIGATIONS 43.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	801	820
0.625% due 07/15/2021	10,560	11,426
0.750% due 02/15/2042	602	573
1.125% due 01/15/2021	311	350
1.250% due 07/15/2020	208	238
1.750% due 01/15/2028	8,872	10,594
2.000% due 01/15/2026	6,167	7,561
2.375% due 01/15/2025	2,164	2,754
2.375% due 01/15/2027	12,364	15,870
2.500% due 01/15/2029	4,540	5,995
3.625% due 04/15/2028	3,504	5,172
3.875% due 04/15/2029 (g)	4,274	6,588
U.S. Treasury Notes
0.250% due 03/31/2014 (a)	900	899
0.250% due 02/15/2015 (e)(g)	80,200	79,636
0.375% due 03/15/2015 (e)	12,200	12,155
0.875% due 01/31/2017	14,200	14,114
0.875% due 02/28/2017	21,200	21,049
1.375% due 11/30/2018	27,400	27,135
1.500% due 08/31/2018 (g)(h)	34,000	34,080
3.375% due 11/15/2019	2,000	2,232

Total U.S. Treasury Obligations (Cost $260,786)		259,241

MORTGAGE-BACKED SECURITIES 5.5%
American Home Mortgage Investment Trust
2.241% due 02/25/2045	148	121

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	71

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	872	$1,160
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		$189	177
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.731% due 05/10/2045		900	1,028
Bear Stearns Adjustable Rate Mortgage Trust
2.851% due 01/25/2034		1,087	1,098
Bear Stearns Alt-A Trust
0.402% due 02/25/2034		564	461
2.826% due 09/25/2035		144	96
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		100	108
5.471% due 01/12/2045		300	341
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036		531	313
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		167	150
2.660% due 05/25/2035		325	302
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		900	1,012
Countrywide Alternative Loan Trust
0.422% due 05/25/2047		548	327
0.522% due 02/25/2037		2,653	1,452
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		127	93
Credit Suisse Mortgage Capital Certificates
5.663% due 03/15/2039		100	110
European Loan Conduit
1.207% due 05/15/2019	EUR	53	60
First Horizon Asset Securities, Inc.
2.731% due 08/25/2035		$501	411
Granite Master Issuer PLC
0.342% due 12/20/2054		235	226
0.658% due 12/20/2054	EUR	235	301
0.866% due 12/20/2054	GBP	313	480
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		$48	45
0.322% due 01/25/2047^		41	40
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033		353	310
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	109
5.444% due 03/10/2039		500	552
GS Mortgage Securities Corp.
1.260% due 03/06/2020		300	295
GSR Mortgage Loan Trust
2.659% due 09/25/2035		974	949
5.132% due 11/25/2035		642	618
Indymac Index Mortgage Loan Trust
2.430% due 01/25/2036		458	284
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		600	667
5.420% due 01/15/2049		2,900	3,228
5.882% due 02/15/2051		300	338
JPMorgan Mortgage Trust
5.750% due 01/25/2036		70	66
Mellon Residential Funding Corp.
0.682% due 12/15/2030		1,144	1,080
Merrill Lynch Floating Trust
0.780% due 07/09/2021		1,500	1,442
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		434	316
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		600	648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital
0.302% due 10/15/2020		$15	$15
5.364% due 03/15/2044		2,500	2,752
5.610% due 04/15/2049		383	393
5.809% due 12/12/2049		100	115
Structured Adjustable Rate Mortgage Loan Trust
1.582% due 01/25/2035		386	253
2.669% due 01/25/2035		808	660
2.697% due 08/25/2035		345	275
2.703% due 08/25/2034		759	702
2.724% due 09/25/2035		556	445
Structured Asset Mortgage Investments, Inc.
0.492% due 07/19/2035		202	142
0.522% due 02/25/2036		242	135
Structured Asset Securities Corp.
2.772% due 10/25/2035		524	415
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021		2,114	2,034
WaMu Mortgage Pass-Through Certificates
0.532% due 10/25/2045		98	79
0.562% due 01/25/2045		593	500
1.159% due 02/25/2046		1,210	945
1.359% due 11/25/2042		96	83
1.378% due 05/25/2041		43	39
2.474% due 02/27/2034		318	315
2.724% due 10/25/2046		301	231
2.724% due 12/25/2046		1,214	904
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036		694	603

Total Mortgage-Backed Securities (Cost $33,392)			32,849

ASSET-BACKED SECURITIES 3.0%
Aames Mortgage Investment Trust
1.817% due 01/25/2035		288	287
ACE Securities Corp.
0.292% due 12/25/2036		3	3
Asset-Backed Securities Corp. Home Equity
0.517% due 09/25/2034		151	135
Bear Stearns Asset-Backed Securities Trust
0.292% due 11/25/2036		47	46
Centurion CDO Ltd.
0.923% due 01/30/2016		1,256	1,216
Citibank Omni Master Trust
2.342% due 05/16/2016		3,300	3,308
2.992% due 08/15/2018		1,400	1,475
Credit-Based Asset Servicing and Securitization LLC
0.302% due 11/25/2036		43	17
Duane Street CLO
0.773% due 11/08/2017		4,270	4,171
Fremont Home Loan Trust
0.302% due 01/25/2037		20	20
Hillmark Funding
0.743% due 05/21/2021		1,100	1,025
Illinois Student Assistance Commission
1.040% due 04/25/2017		161	160
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		17	14
Panhandle-Plains Higher Education Authority, Inc.
1.598% due 10/01/2035		83	82
SLC Student Loan Trust
4.750% due 06/15/2033		232	225
SLM Student Loan Trust
1.136% due 12/15/2023	EUR	2,766	3,454
3.492% due 05/16/2044		$441	458
3.500% due 08/17/2043		1,246	1,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Venture CDO Ltd.
0.781% due 07/22/2021		$600	$556

Total Asset-Backed Securities (Cost $18,286)			17,877

SOVEREIGN ISSUES 0.9%
Export-Import Bank of China
4.875% due 07/21/2015		100	109
Indonesia Government International Bond
7.500% due 01/15/2016		500	588
Korea Development Bank
0.773% due 11/22/2012		100	100
3.500% due 08/22/2017		300	306
4.375% due 08/10/2015		700	741
Mexico Government International Bond
5.750% due 10/12/2110		2,300	2,375
Province of Ontario Canada
4.200% due 03/08/2018	CAD	100	110
Province of Quebec Canada
3.500% due 07/29/2020		$500	538
Russia Government International Bond
3.625% due 04/29/2015		100	104
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	207

Total Sovereign Issues (Cost $4,937)			5,178

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		80,000	20

Total Convertible Preferred Securities (Cost $0)			20

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
2.829% due 12/31/2049		243	1,819

Total Preferred Securities (Cost $2,585)			1,819

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.2%

CERTIFICATES OF DEPOSIT 1.0%
Banco do Brasil S.A.
0.000% due 05/15/2012		$1,900	1,897
Itau Unibanco Holding S.A.
0.000% due 05/09/2012		3,800	3,794

			5,691

REPURCHASE AGREEMENTS 3.1%
Banc of America Securities LLC
0.050% due 04/02/2012		2,300	2,300
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $2,349. Repurchase proceeds are $2,300.)
BNP Paribas Securities Corp.
0.110% due 04/02/2012		14,800	14,800
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.375% due 06/30/2013 valued at $15,114. Repurchase proceeds are $14,800.)

72	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/02/2012	$1,361	$1,361
(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $20 and U.S. Treasury Notes 1.500% due 07/31/2016 valued at $1,369. Repurchase proceeds are $1,361.)

		18,461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.094% due 07/19/2012 - 09/13/2012 (b)(e)	$760	$760

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 0.0%
PIMCO Short-Term Floating NAV Portfolio	11,395	114

Total Short-Term Instruments (Cost $25,026)		25,026

MARKET VALUE (000S)
PURCHASED OPTIONS (j) 0.0%
(Cost $14)	$0

Total Investments 133.7% (Cost $796,650)	$800,370

Written Options (k) (0.1%) (Premiums $1,701)	(588)

Other Assets and Liabilities (Net) (33.6%)	(201,124)

Net Assets 100.0%	$598,658

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $1,532 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $18,870 at a weighted average interest rate of (0.100%). On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $504 and cash of $7 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2-Year Note June Futures	Long	06/2012	445	$90
U.S. Treasury 5-Year Note June Futures	Long	06/2012	414	190
U.S. Treasury 10-Year Note June Futures	Long	06/2012	47	(75)

				$205

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $577 and cash of $2 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	1,261	$22	$(51)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		100	3	1

					$25	$(50)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	$	4,300	$293	$214

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%	$	2,400	$18	$0	$18
American International Group, Inc.	BOA	1.000%	03/20/2016	1.837%		300	(10)	(11)	1
American International Group, Inc.	CBK	1.000%	03/20/2016	1.837%		400	(12)	(14)	2
American International Group, Inc.	UAG	1.000%	12/20/2020	2.223%		100	(9)	(22)	13
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		5,000	87	105	(18)
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	1.303%		1,400	(18)	(10)	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	73

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BOA	1.950%	04/20/2016	1.013%	$	300	$14	$0	$14
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.000%		400	0	(3)	3
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.032%		1,000	(1)	(1)	0
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.032%		1,700	(1)	(2)	1
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.847%		13,300	65	(243)	308
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%		300	1	(8)	9
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%		600	2	(6)	8
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.000%		600	0	(2)	2
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.032%		5,800	(5)	(155)	150
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.876%		1,000	4	(11)	15
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		100	0	(1)	1
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.924%		500	1	(5)	6
China Government International Bond	BPS	1.000%	03/20/2016	0.868%		300	2	4	(2)
China Government International Bond	BRC	1.000%	03/20/2016	0.868%		700	3	8	(5)
China Government International Bond	MYC	1.000%	06/20/2016	0.911%		3,400	13	(105)	118
China Government International Bond	MYC	1.000%	09/20/2016	0.977%		3,900	6	(134)	140
France Government Bond	CBK	0.250%	12/20/2015	1.378%		6,400	(258)	(353)	95
France Government Bond	GST	0.250%	03/20/2016	1.423%		8,700	(389)	(538)	149
France Government Bond	HUS	0.250%	09/20/2016	1.526%		300	(16)	(11)	(5)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		700	(28)	(14)	(14)
France Government Bond	UAG	0.250%	09/20/2016	1.526%		200	(11)	(8)	(3)
Gazprom OAO Via Gazprom International S.A.	BRC	1.000%	12/20/2012	0.584%		1,400	5	(29)	34
Gazprom OAO Via Gazprom International S.A.	DUB	1.000%	12/20/2012	0.584%		1,200	4	(25)	29
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	0.584%		1,200	4	(25)	29
General Electric Capital Corp.	BOA	1.000%	09/20/2016	1.278%		2,400	(28)	(56)	28
General Electric Capital Corp.	BPS	4.700%	12/20/2013	0.779%		700	48	0	48
General Electric Capital Corp.	BRC	0.640%	12/20/2012	0.380%		1,500	3	0	3
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.779%		700	44	0	44
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.949%		600	60	21	39
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.779%		800	56	0	56
Indonesia Government International Bond	BPS	1.000%	06/20/2021	2.138%		600	(53)	(42)	(11)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	1.346%		500	(7)	(8)	1
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.138%		200	(18)	(14)	(4)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	1.346%		200	(2)	(3)	1
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%		200	(18)	(14)	(4)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%		300	3	4	(1)
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%		5,700	57	(53)	110
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		700	6	6	0
Japan Government International Bond	MYC	1.000%	09/20/2016	0.873%		1,000	5	(10)	15
Japan Government International Bond	UAG	1.000%	09/20/2016	0.873%		600	4	(6)	10
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	1.797%		300	(9)	(9)	0
MetLife, Inc.	DUB	1.000%	03/20/2018	2.169%		1,200	(75)	(68)	(7)
MetLife, Inc.	GST	1.000%	03/20/2015	1.654%		2,000	(37)	(121)	84
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.476%		300	(11)	(13)	2
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.782%		600	4	(14)	18
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.297%		200	1	0	1
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.782%		400	3	(9)	12
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.954%		800	2	(6)	8
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.987%		1,900	2	5	(3)
Mexico Government International Bond	GST	1.000%	12/20/2012	0.297%		900	5	2	3
Mexico Government International Bond	GST	1.000%	03/20/2016	0.954%		7,100	16	(217)	233
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.476%		1,000	(37)	(46)	9
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.297%		1,200	7	3	4
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.954%		1,400	3	(9)	12
Prudential Financial, Inc.	GST	1.000%	09/20/2016	1.500%		1,400	(28)	(27)	(1)
Republic of Germany	UAG	0.250%	06/20/2016	0.547%		2,800	(34)	(94)	60
Republic of Korea	MYC	1.000%	09/20/2016	1.069%		1,200	(3)	(49)	46
Russia Government International Bond	HUS	1.000%	12/20/2012	0.447%		2,300	10	(24)	34
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		2,300	52	22	30
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%		200	4	3	1
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		1,000	24	24	0
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%		400	9	2	7
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		500	11	8	3
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.269%		500	10	2	8
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		400	9	7	2

							$(431)	$(2,422)	$1,991

74	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	6,700	$629	$409	$220
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	84	117	(33)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		10,000	939	725	214
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		700	66	79	(13)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		200	21	28	(7)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,723	0	0	0
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		945	0	0	0
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		2,990	16	0	16
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		675	14	0	14
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		1,543	33	0	33
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	6	0	6

						$1,808	$1,358	$450

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	400	$2	$0	$2
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		900	4	0	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	19	0	19
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		300	6	0	6
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,700	36	1	35
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		1,600	34	2	32
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		3,200	66	5	61
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		1,000	22	(1)	23
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		200	3	0	3
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		300	5	0	5
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		400	9	1	8
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	7	1	6
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		500	13	1	12
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		6,800	171	1	170
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		200	6	1	5
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		5,900	144	6	138
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		1,200	31	4	27
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		1,800	52	3	49
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		300	2	1	1
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		300	2	(1)	3
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,900	22	(6)	28
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		800	7	(1)	8
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	3	0	3
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		100	1	0	1
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		900	16	1	15
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		400	7	0	7
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		300	7	0	7
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		200	6	1	5
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	6	0	6
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		500	16	0	16
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		300	10	1	9
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		400	15	2	13
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	5	1	4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	75

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM	BRL	800	$31	$5	$26
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	9,600	0	4	(4)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		4,300	0	1	(1)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		1,400	0	0	0

							$786	$34	$752

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (5)		Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	ERAUSLT Index	1,262,557	1-Month USD-LIBOR plus a specified spread	$	176,184	10/15/2012	BOA	$48
Receive	ERAUSLT Index	1,579,816	1-Month USD-LIBOR plus a specified spread		215,150	02/28/2013	BOA	5,338
Receive	ERAUSLT Index	960,803	1-Month USD-LIBOR plus a specified spread		134,079	04/16/2012	CBK	35
Receive	ERAUSLT Index	388,449	1-Month USD-LIBOR plus a specified spread		52,764	08/31/2012	FCT	1,451

								$6,872

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(j)	Purchased options outstanding on March 31, 2012:

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC Fannie Mae 4.500% due 04/01/2042	FBF	$115.000	04/05/2012	$	106,000	$ 12	$0
Put - OTC Fannie Mae 5.500% due 04/01/2042	FBF	90.000	04/05/2012		17,000	2	0

						$ 14	$0

(k)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	4,300	$25	$(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,200	20	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,000	25	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		900	4	(2)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		10,800	76	(44)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,600	15	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	8	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		6,300	17	(11)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		12,600	99	(1)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,800	44	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	25	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,300	26	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		5,800	60	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,400	16	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		4,400	45	(11)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	31	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,200	41	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,000	25	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		5,000	60	(24)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		9,900	68	(67)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,100	10	(10)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		5,600	53	(38)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		22,900	302	(109)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		2,800	15	(19)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,200	11	(8)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,200	23	(28)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,300	29	(11)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		7,600	46	(36)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		2,900	13	(20)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,700	16	(11)

76	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013	$	1,700	$33	$(40)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		19,300	268	(92)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,300	8	0

								$1,683	$(585)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,300	$11	$(2)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	500	7	(1)

						$18	$(3)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	254	$85,800	$969
Sales	305	240,200	1,661
Closing Buys	(409)	(148,600)	(857)
Expirations	0	0	0
Exercised	(150)	(4,500)	(72)

Balance at 03/31/2012	0	$172,900	$1,701

(l)	Short sales outstanding on March 31, 2012

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2041	$9,000	$9,583	$(9,575)

(m)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	981	04/2012	CBK	$31	$0	$31
Sell	BRL	1,969	04/2012	JPM	54	0	54
Buy		1,969	04/2012	MSC	0	(63)	(63)
Buy		716	06/2012	HUS	0	(13)	(13)
Sell		1,969	06/2012	MSC	62	0	62
Buy	CNY	4,479	06/2012	BRC	9	0	9
Sell		10,329	06/2012	BRC	1	(8)	(7)
Buy		13,669	06/2012	CBK	15	(1)	14
Sell		7,547	06/2012	CBK	5	0	5
Buy		638	06/2012	DUB	0	0	0
Sell		630	06/2012	DUB	0	0	0
Sell		11,985	06/2012	FBF	3	(1)	2
Buy		7,028	06/2012	HUS	13	0	13
Sell		29,090	06/2012	HUS	1	(7)	(6)
Buy		47,551	06/2012	JPM	35	(6)	29
Sell		9,556	06/2012	JPM	1	(14)	(13)
Buy		2,550	06/2012	MSC	4	0	4
Sell		630	06/2012	MSC	0	0	0
Buy		10,886	06/2012	RYL	24	0	24
Sell		17,035	06/2012	UAG	8	(5)	3
Buy	EUR	883	04/2012	BRC	33	0	33
Sell		3,852	04/2012	BRC	0	(200)	(200)
Buy		12,550	04/2012	CBK	182	(3)	179
Sell		2,846	04/2012	CBK	0	(154)	(154)
Buy		1,723	04/2012	DUB	25	(4)	21
Sell		9,388	04/2012	DUB	0	(463)	(463)
Buy		5,970	04/2012	HUS	109	0	109

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	77

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		8,573	04/2012	JPM	135	0	135
Buy		361	04/2012	MSC	1	0	1
Sell		27,358	04/2012	UAG	0	(502)	(502)
Sell		12,293	05/2012	CBK	0	(182)	(182)
Sell		8,102	05/2012	JPM	0	(131)	(131)
Buy		300	06/2012	BSN	7	0	7
Buy		300	06/2012	CBK	0	0	0
Buy	EUR	7,930	06/2012	DUB	$213	$0	$213
Buy		588	06/2012	JPM	9	0	9
Buy		700	06/2012	MSC	7	0	7
Buy		1,100	06/2012	UAG	16	0	16
Buy	GBP	3,338	04/2012	DUB	52	0	52
Sell		4,530	04/2012	HUS	0	(83)	(83)
Buy		651	04/2012	JPM	4	0	4
Buy		641	04/2012	UAG	9	0	9
Buy		200	05/2012	CBK	0	0	0
Buy		300	05/2012	DUB	2	0	2
Sell		3,338	05/2012	DUB	0	(52)	(52)
Buy		406	05/2012	JPM	4	0	4
Sell	IDR	980,000	07/2012	BRC	0	(1)	(1)
Sell		197,577	07/2012	GST	0	0	0
Buy		10,199,667	07/2012	HUS	0	(24)	(24)
Sell		11,322,000	07/2012	HUS	0	(12)	(12)
Buy		2,299,910	07/2012	JPM	5	0	5
Sell	MXN	286	06/2012	MSC	0	0	0
Buy		2,498	06/2012	UAG	3	0	3
Sell	MYR	1,685	04/2012	CBK	0	(5)	(5)
Buy		1,685	04/2012	JPM	0	(5)	(5)
Sell	SGD	302	05/2012	DUB	1	0	1

					$1,083	$(1,939)	$(856)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$285	$0	$285
Corporate Bonds & Notes
Banking & Finance	0	60,707	0	60,707
Industrials	0	12,023	0	12,023
Utilities	0	4,007	0	4,007
Municipal Bonds & Notes
California	0	9,106	0	9,106
Illinois	0	4,152	0	4,152
Louisiana	0	204	0	204
Nevada	0	264	0	264
New Jersey	0	3,207	0	3,207
New York	0	8,569	0	8,569
Ohio	0	3,586	0	3,586
Texas	0	613	0	613
U.S. Government Agencies	0	351,172	465	351,637
U.S. Treasury Obligations	0	259,241	0	259,241
Mortgage-Backed Securities	0	32,849	0	32,849
Asset-Backed Securities	0	15,636	2,241	17,877
Sovereign Issues	0	5,178	0	5,178
Convertible Preferred Securities
Industrials	0	0	20	20
Preferred Securities
Banking & Finance	0	0	1,819	1,819
Short-Term Instruments
Certificates of Deposit	0	5,691	0	5,691

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Repurchase Agreements	$0	$18,461	$0	$18,461
U.S. Treasury Bills	0	760	0	760
PIMCO Short-Term Floating NAV Portfolios	114	0	0	114
Purchased Options
Interest Rate Contracts	0	0	0	0
	$114	$795,711	$4,545	$800,370

Short Sales, at value	$0	$(9,575)	$0	$(9,575)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,581	0	2,581
Equity Contracts	0	6,872	0	6,872
Foreign Exchange Contracts	0	1,083	0	1,083
Interest Rate Contracts	280	971	0	1,251
	$280	$11,507	$0	$11,787

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(190)	0	(190)
Foreign Exchange Contracts	0	(1,939)	0	(1,939)
Interest Rate Contracts	(75)	(590)	(3)	(668)
	$(75)	$(2,719)	$(3)	$(2,797)

Totals	$319	$794,924	$4,542	$799,785

78	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$94	$0	$0	$0	$0	$(12)	$0	$(82)	$0	$0
U.S. Government Agencies	0	537	(72)	0	0	0	0	0	465	0
Mortgage-Backed Securities	2,099	1,992	(4,092)	0	0	1	0	0	0	0
Asset-Backed Securities	6,507	0	(192)	45	6	46	0	(4,171)	2,241	(1)
Convertible Preferred Securities
Industrials	0	0	0	0	0	20	0	0	20	20
Preferred Securities
Banking & Finance	1,846	0	0	0	0	(27)	0	0	1,819	(26)

	$10,546	$2,529	$(4,356)	$45	$6	$28	$0	$(4,253)	$4,545	$(7)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(188)	$0	$0	$0	$111	$74	$0	$0	$(3)	$7

Totals	$10,358	$2,529	$(4,356)	$45	$117	$102	$0	$(4,253)	$4,542	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$70	$70
Unrealized appreciation on foreign currency contracts	0	0	0	1,083	0	1,083
Unrealized appreciation on OTC swap agreements	0	2,580	6,872	0	757	10,209

	$0	$2,580	$6,872	$1,083	$827	$11,362

Liabilities:
Written options outstanding	$0	$0	$0	$0	$588	$588
Variation margin payable on financial derivative instruments (2)	0	1	0	0	86	87
Unrealized depreciation on foreign currency contracts	0	0	0	1,939	0	1,939
Unrealized depreciation on OTC swap agreements	0	139	0	0	5	144

	$0	$140	$0	$1,939	$679	$2,758

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	79

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(49)	$(49)
Net realized gain (loss) on futures contracts	0	0	(167)	0	5,722	5,555
Net realized gain (loss) on written options	0	5	59	0	(2,055)	(1,991)
Net realized gain (loss) on swaps	0	1,300	66,978	0	(10,008)	58,270
Net realized gain on foreign currency transactions	0	0	0	2,489	0	2,489

	$0	$1,305	$66,870	$2,489	$(6,390)	$64,274

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	(48)	0	35	(13)
Net change in unrealized appreciation (depreciation) on written options	0	0	(27)	0	1,451	1,424
Net change in unrealized appreciation on swaps	0	1,646	17	0	659	2,322
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(995)	0	(995)

	$0	$1,646	$(58)	$(995)	$2,131	$2,724

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $205 and open centrally cleared swaps cumulative appreciation/(depreciation) of $164 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$5,396	$(4,030)	$1,366
BPS	74	0	74
BRC	479	(570)	(91)
BSN	7	0	7
CBK	(275)	536	261
DUB	(329)	427	98
FBF	90	(130)	(40)
FCT	1,451	(1,310)	141
GLM	76	(100)	(24)
GST	(334)	250	(84)
HUS	999	(1,150)	(151)
JPM	143	(110)	33
MSC	11	(45)	(34)
MYC	123	(185)	(62)
RBC	176	(20)	156
RYL	(8)	(30)	(38)
SOG	10	0	10
UAG	(498)	319	(179)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

80	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Fundamental IndexPLUS® TR Strategy Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.8%
Boyd Gaming Corp.
6.000% due 12/17/2015		$1,000	$1,011
Colfax Corp.
4.500% due 01/13/2019		1,247	1,250
Health Management Associates, Inc.
4.500% due 11/18/2018		1,496	1,487
Pharmaceutical Product Development, Inc.
6.250% due 12/05/2018		1,197	1,213
Springleaf Finance Corp.
5.500% due 05/10/2017		5,400	4,985

Total Bank Loan Obligations (Cost $9,776)			9,946

CORPORATE BONDS & NOTES 6.6%

BANKING & FINANCE 3.5%
American International Group, Inc.
5.850% due 01/16/2018		200	218
Banco Santander Chile
2.162% due 01/19/2016		100	95
Bank of America Corp.
5.650% due 05/01/2018		3,100	3,313
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,800	2,173
DNB Bank ASA
3.200% due 04/03/2017 (b)		2,600	2,613
Eksportfinans ASA
0.783% due 10/07/2013		400	379
1.430% due 02/12/2013		1,000	971
1.600% due 03/20/2014	JPY	30,000	337
1.875% due 04/02/2013		$500	488
2.375% due 05/25/2016		500	441
3.000% due 11/17/2014		3,200	3,033
Export-Import Bank of Korea
2.274% due 03/21/2015		4,200	4,197
Ford Motor Credit Co. LLC
8.700% due 10/01/2014		500	567
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		3,700	4,232
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022		800	800
HSBC Holdings PLC
4.875% due 01/14/2022		1,000	1,061
International Lease Finance Corp.
5.000% due 09/15/2012		100	101
7.125% due 09/01/2018		500	547
JPMorgan Chase & Co.
4.400% due 07/22/2020		2,100	2,182
Lloyds TSB Bank PLC
12.000% due 12/29/2049		100	105
Morgan Stanley
5.500% due 01/26/2020		4,000	3,906
Prudential Covered Trust
2.997% due 09/30/2015		3,500	3,542
Royal Bank of Scotland Group PLC
6.934% due 04/09/2018	EUR	2,500	3,137
SLM Corp.
0.860% due 01/27/2014		$400	382
5.000% due 04/15/2015		200	204
5.375% due 05/15/2014		500	517
8.450% due 06/15/2018		1,700	1,904
Weyerhaeuser Co.
7.375% due 10/01/2019		2,000	2,298

			43,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.7%
Altria Group, Inc.
9.250% due 08/06/2019		$2,100	$2,827
American Tower Corp.
4.500% due 01/15/2018		1,100	1,157
5.050% due 09/01/2020		200	207
7.000% due 10/15/2017		700	816
Anadarko Petroleum Corp.
8.700% due 03/15/2019		2,000	2,630
Anglo American Capital PLC
9.375% due 04/08/2014		3,200	3,684
Boston Scientific Corp.
6.000% due 01/15/2020		2,100	2,413
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021		200	208
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		100	107
Georgia-Pacific LLC
5.400% due 11/01/2020		2,100	2,348
LyondellBasell Industries NV
5.000% due 04/15/2019 (b)		2,500	2,506
MGM Resorts International
6.750% due 04/01/2013		4,900	5,078
11.125% due 11/15/2017		1,000	1,136
NBCUniversal Media LLC
5.150% due 04/30/2020		3,100	3,513
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		200	232
Rogers Communications, Inc.
6.800% due 08/15/2018		2,300	2,866
Transocean, Inc.
6.000% due 03/15/2018		2,300	2,549

			34,277

UTILITIES 0.4%
Cellco Partnership
8.500% due 11/15/2018		1,300	1,787
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,000	1,277
Verizon Communications, Inc.
6.100% due 04/15/2018		$1,600	1,928

			4,992

Total Corporate Bonds & Notes (Cost $80,901)			83,012

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.0%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036		150	174

ILLINOIS 0.0%
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014		100	104
4.421% due 01/01/2015		100	105

			209

LOUISIANA 0.1%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045		300	325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.500% due 08/01/2031	$100	$106

NEW YORK 0.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	2,800	3,510
6.814% due 11/15/2040	200	254
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.846% due 06/01/2040	2,550	3,117
6.271% due 12/01/2037	100	128
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	110
5.882% due 06/15/2044	200	255
6.124% due 06/15/2042	100	113
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.250% due 06/15/2044	1,350	1,503
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2038	700	773
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	171

		9,934

OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,800	2,403
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	308

		2,711

PENNSYLVANIA 0.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2011
5.500% due 12/01/2041	100	113

Total Municipal Bonds & Notes (Cost $13,528)		13,572

U.S. GOVERNMENT AGENCIES 21.9%
Fannie Mae
0.612% due 05/25/2037	227	227
0.942% due 07/25/2036	196	196
2.500% due 04/01/2027	4,000	4,048
3.000% due 05/01/2027	4,000	4,133
3.500% due 05/01/2019 - 05/01/2042	29,673	30,960
4.000% due 04/01/2023 - 05/01/2042	46,463	48,920
4.500% due 04/01/2027 - 05/01/2042	76,769	81,664
5.000% due 05/01/2027 - 05/01/2042	25,258	27,254
5.500% due 12/01/2036 - 05/01/2042	53,819	58,604
5.808% due 03/25/2037 (a)	3,313	456
5.908% due 11/25/2039 (a)	2,769	391
6.000% due 05/01/2024 - 04/01/2042	3,993	4,343

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	81

Schedule of Investments PIMCO International Fundamental IndexPLUS® TR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.138% due 03/25/2037 (a)	$5,452	$887
6.958% due 02/25/2037 (a)	2,810	433
9.578% due 11/25/2040	357	352
Freddie Mac
0.762% due 12/15/2041	2,867	2,872
0.792% due 01/15/2042	3,494	3,502
1.000% due 03/08/2017	2,200	2,171
5.500% due 03/15/2034	853	963
6.328% due 09/15/2036 (a)	3,706	527
6.587% due 04/14/2042 (b)	1,300	1,284
9.216% due 01/15/2042	463	464
10.377% due 02/15/2040	590	591
12.475% due 02/15/2041	57	57

Total U.S. Government Agencies (Cost $274,795)		275,299

U.S. TREASURY OBLIGATIONS 59.0%
U.S. Treasury Bonds
3.125% due 11/15/2041	1,200	1,147
3.125% due 02/15/2042	9,200	8,786
3.750% due 08/15/2041	14,000	15,083
U.S. Treasury Notes
0.125% due 08/31/2013	16,000	15,966
0.125% due 12/31/2013	21,000	20,929
0.250% due 01/31/2014	4,000	3,994
0.250% due 02/28/2014	1,000	999
0.250% due 02/15/2015	47,000	46,669
0.375% due 03/15/2015	42,000	41,846
0.500% due 08/15/2014 (e)	44,300	44,380
0.875% due 01/31/2017	39,100	38,862
0.875% due 02/28/2017	105,700	104,948
1.000% due 08/31/2016 (e)	42,000	42,177
1.000% due 03/31/2017 (b)	28,000	27,939
1.250% due 01/31/2019	14,000	13,705
1.375% due 12/31/2018	14,000	13,849
1.375% due 02/28/2019	105,500	103,975
1.500% due 08/31/2018	44,300	44,404
1.500% due 03/31/2019 (b)	34,200	33,933
2.000% due 11/15/2021	15,200	14,959
2.000% due 02/15/2022 (f)	53,300	52,259
2.125% due 08/15/2021	51,800	51,743

Total U.S. Treasury Obligations (Cost $745,421)		742,552

MORTGAGE-BACKED SECURITIES 2.8%
American Home Mortgage Investment Trust
2.241% due 02/25/2045	759	621
Banc of America Funding Corp.
5.500% due 08/25/2035	72	73
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	5,768	5,397
5.673% due 02/24/2051	300	333
Banc of America Mortgage Securities, Inc.
2.879% due 05/25/2033	528	480
2.926% due 02/25/2034	265	242
2.931% due 01/25/2035	260	230
5.365% due 06/25/2035	254	238
Bear Stearns Adjustable Rate Mortgage Trust
2.520% due 02/25/2036	172	155
5.142% due 08/25/2035	669	658
Citigroup Commercial Mortgage Trust
5.737% due 06/14/2050	150	168
Citigroup Mortgage Loan Trust, Inc.
2.450% due 09/25/2035	987	869
2.580% due 10/25/2035	146	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.572% due 02/25/2035	$120	$77
2.672% due 10/20/2034	315	240
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 11/25/2034	82	82
Credit Suisse Mortgage Capital Certificates
5.599% due 04/12/2049	128	132
Deutsche ALT-A Securities, Inc.
0.742% due 02/25/2035	1,924	1,423
DLJ Commercial Mortgage Corp.
6.040% due 11/12/2031	279	283
G-Force LLC
5.158% due 12/25/2039	413	409
Greenpoint Mortgage Funding Trust
0.322% due 01/25/2047^	57	55
GS Mortgage Securities Corp.
5.162% due 12/10/2043	1,585	1,814
GSR Mortgage Loan Trust
2.677% due 09/25/2035	1,200	964
2.683% due 11/25/2035	568	503
2.716% due 12/25/2034	303	287
5.132% due 11/25/2035	160	155
5.250% due 07/25/2035	409	400
5.500% due 01/25/2037	1,292	1,256
JPMorgan Chase Commercial Mortgage Securities Corp.
2.142% due 11/15/2028	1,600	1,623
JPMorgan Mortgage Trust
2.761% due 07/25/2035	3,591	3,363
LB-UBS Commercial Mortgage Trust
6.143% due 04/15/2041	1,500	1,762
MASTR Adjustable Rate Mortgages Trust
2.718% due 11/21/2034	425	418
Merrill Lynch Mortgage Investors, Inc.
2.273% due 02/25/2033	619	610
5.250% due 08/25/2036	1,500	1,569
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	162	150
Morgan Stanley Capital
4.661% due 06/15/2044	250	277
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036	86	71
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037	1,200	1,074
RBSCF Trust
5.336% due 05/16/2047	220	240
5.420% due 01/16/2049	150	167
5.467% due 09/16/2039	600	664
5.695% due 09/16/2040	200	225
5.882% due 06/16/2049	200	228
5.899% due 02/16/2051	300	338
Sequoia Mortgage Trust
0.993% due 05/20/2034	438	372
Structured Asset Securities Corp.
0.742% due 12/25/2033	95	89
2.623% due 02/25/2034	1,451	1,313
5.000% due 05/25/2035	900	878
5.500% due 05/25/2035	1,023	999
WaMu Mortgage Pass-Through Certificates
2.724% due 08/25/2046	658	465
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 02/25/2035	1,288	1,142

Total Mortgage-Backed Securities (Cost $33,870)		35,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.3%
Citibank Omni Master Trust
2.342% due 05/16/2016		$650	$652
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		425	448
IXIS Real Estate Capital Trust
0.582% due 02/25/2036		212	181
JPMorgan Mortgage Acquisition Corp.
0.432% due 05/25/2035		473	425
Morgan Stanley Dean Witter Capital
1.222% due 02/25/2033		894	705
SLM Student Loan Trust
1.146% due 06/17/2024	EUR	1,364	1,682

Total Asset-Backed Securities (Cost $4,040)			4,093

SOVEREIGN ISSUES 0.6%
Russia Government International Bond
4.500% due 04/04/2022 (b)		$4,000	4,003
5.625% due 04/04/2042 (b)		3,000	2,991

Total Sovereign Issues (Cost $6,898)			6,994

SHORT-TERM INSTRUMENTS 32.0%

REPURCHASE AGREEMENTS 5.9%
UBS Securities LLC
0.100% due 04/02/2012		74,800	74,800

(Dated 03/30/2012. Collateralized by U.S. Treasury Bonds 3.500% - 6.250% due 05/15/2030 - 02/15/2039 valued at $75,174. Repurchase proceeds are $74,801.)

U.S. TREASURY BILLS 0.0%
0.147% due 09/20/2012 (d)		260	260

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 26.1%
PIMCO Short-Term Floating NAV Portfolio		32,714,339	327,830

Total Short-Term Instruments (Cost $402,865)			402,890

PURCHASED OPTIONS (h) 0.0%
(Cost $727)			170

Total Investments 125.1% (Cost $1,572,821)			$1,574,240

Written Options (i) (0.2%) (Premiums $2,691)			(2,728)

Other Assets and Liabilities (Net) (24.9%)			(313,389)

Net Assets 100.0%			$1,258,123

82	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Notes to Schedule of Investments (amounts in thousands*, except number of units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $260 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(e)	Securities with an aggregate market value of $12,154 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $5,820 at a weighted average interest rate of (0.099%). On March 31, 2012, securities valued at $6,765 were pledged as collateral for reverse repurchase agreements.
(g)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Republic of Korea	FBF	1.000%	12/20/2012	0.320%	$	100	$0	$(1)	$1
Russia Government International Bond	CBK	1.000%	12/20/2012	0.447%		100	1	(1)	2

							$1	$(2)	$3

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation
MCDX-17 5-Year Index	CBK	1.000%	12/20/2016	$	3,700	$(70)	$(143)	$73
MCDX-17 5-Year Index	GST	1.000%	12/20/2016		2,100	(40)	(75)	35

						$(110)	$(218)	$108

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS	BRL	39,800	$286	$9	$277
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		13,400	103	9	94

							$389	$18	$371

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	ERADXULT Index	451,452	1-Month USD-LIBOR plus a specified spread	$	501,322	02/08/2013	BOA	$1,832
Receive	ERADXULT Index	191,216	1-Month USD-LIBOR plus a specified spread		214,000	03/28/2013	BOA	(795)
Receive	ERADXULT Index	415,261	1-Month USD-LIBOR plus a specified spread		464,171	09/28/2012	JPM	(1,408)
Receive	ERADXULT Index	20,361	1-Month USD-LIBOR plus a specified spread		22,760	01/04/2013	JPM	(70)
Receive	ERADXULT Index	47,047	1-Month USD-LIBOR plus a specified spread		52,588	01/23/2013	JPM	(164)

								$(605)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	83

Schedule of Investments PIMCO International Fundamental IndexPLUS® TR Strategy Fund (Cont.)

(h)	Purchased options outstanding on March 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	CBK	$	1.320	04/26/2012	EUR	22,700	$727	$170

(i)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	52,500	$546	$(347)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		52,500	940	(1,223)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		7,600	89	(104)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		7,600	143	(120)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		27,700	328	(380)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		27,400	519	(433)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		4,100	58	(56)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		4,100	68	(65)

								$2,691	$(2,728)

Transactions in written call and put options for the period ended March 31, 2012:

	Notional Amount	Premium
Balance at 09/30/2011	$0	$0
Sales	186,900	2,731
Closing Buys	(3,400)	(40)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2012	$183,500	$2,691

(j)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	954	04/2012	BSN	$16	$0	$16
Sell		579	04/2012	CBK	0	0	0
Sell		858	04/2012	DUB	7	0	7
Sell		5,852	04/2012	HUS	189	0	189
Buy		4,970	04/2012	JPM	0	(105)	(105)
Sell		1,696	04/2012	RBC	21	0	21
Buy	CNY	14,573	10/2012	BRC	4	0	4
Buy		123,283	10/2012	HUS	18	(29)	(11)
Buy		52,201	10/2012	JPM	52	0	52
Buy		38,565	10/2012	MSC	0	(3)	(3)
Buy		9,462	10/2012	UAG	0	(4)	(4)
Sell	EUR	1,691	04/2012	BRC	0	(88)	(88)
Buy		9,451	04/2012	CBK	195	0	195
Sell		4,582	04/2012	CBK	3	(92)	(89)
Sell		3,989	04/2012	DUB	0	(202)	(202)
Sell		1,277	04/2012	GSC	0	(3)	(3)
Buy		2,360	04/2012	HUS	21	0	21
Buy		928	04/2012	JPM	2	0	2
Sell		3,056	04/2012	UAG	0	(184)	(184)
Buy		2,360	05/2012	CBK	24	0	24
Sell		724	06/2012	BRC	0	(7)	(7)
Sell		1,379	06/2012	BSN	0	(33)	(33)
Sell		685	06/2012	DUB	0	(21)	(21)
Sell		928	06/2012	JPM	0	(2)	(2)
Sell		757	06/2012	RBC	0	(20)	(20)
Sell	JPY	28,056	06/2012	CBK	1	0	1

					$553	$(793)	$(240)

84	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$9,946	$0	$9,946
Corporate Bonds & Notes
Banking & Finance	0	39,546	4,197	43,743
Industrials	0	34,277	0	34,277
Utilities	0	4,992	0	4,992
Municipal Bonds & Notes
California	0	174	0	174
Illinois	0	209	0	209
Louisiana	0	325	0	325
Massachusetts	0	106	0	106
New York	0	9,934	0	9,934
Ohio	0	2,711	0	2,711
Pennsylvania	0	113	0	113
U.S. Government Agencies	0	274,015	1,284	275,299
U.S. Treasury Obligations	0	742,552	0	742,552
Mortgage-Backed Securities	0	35,303	409	35,712
Asset-Backed Securities	0	4,093	0	4,093
Sovereign Issues	0	6,994	0	6,994
Short-Term Instruments
Repurchase Agreements	0	74,800	0	74,800
U.S. Treasury Bills	0	260	0	260

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
PIMCO Short-Term Floating NAV Portfolios	$327,830	$0	$0	$327,830
Purchased Options
Foreign Exchange Contracts	0	170	0	170
	$327,830	$1,240,520	$5,890	$1,574,240

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	111	0	111
Equity Contracts	0	1,832	0	1,832
Foreign Exchange Contracts	0	553	0	553
Interest Rate Contracts	0	371	0	371
	$0	$2,867	$0	$2,867

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	0	(2,437)	0	(2,437)
Foreign Exchange Contracts	0	(793)	0	(793)
Interest Rate Contracts	0	(2,728)	0	(2,728)
	$0	$(5,958)	$0	$(5,958)

Totals	$327,830	$1,237,429	$5,890	$1,571,149

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 09/30/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$4,200	$0	$0	$0	$(3)	$0	$0	$4,197	$(3)
U.S. Government Agencies	0	1,283	0	0	0	1	0	0	1,284	1
Mortgage-Backed Securities	0	509	(114)	0	4	10	0	0	409	10

Totals	$0	$5,992	$(114)	$0	$4	$8	$0	$0	$5,890	$8

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$170	$0	$170
Unrealized appreciation on foreign currency contracts	0	0	0	553	0	553
Unrealized appreciation on OTC swap agreements	0	111	1,832	0	371	2,314

	$0	$111	$1,832	$723	$371	$3,037

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	85

Schedule of Investments PIMCO International Fundamental IndexPLUS® TR Strategy Fund (Cont.)

March 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$0	$0	$0	$0	$2,728	$2,728
Unrealized depreciation on foreign currency contracts	0	0	0	793	0	793
Unrealized depreciation on OTC swap agreements	0	0	2,437	0	0	2,437

	$0	$0	$2,437	$793	$2,728	$5,958

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(15)	$(15)
Net realized gain on futures contracts	0	0	0	0	84	84
Net realized gain on written options	0	0	0	0	27	27
Net realized gain on swaps	0	28	38,657	0	0	38,685
Net realized gain on foreign currency transactions	0	0	0	468	0	468

	$0	$28	$38,657	$468	$96	$39,249

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(557)	$0	$(557)
Net change in unrealized (depreciation) on written options	0	0	0	0	(37)	(37)
Net change in unrealized appreciation (depreciation) on swaps	0	111	(605)	0	371	(123)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(240)	0	(240)

	$0	$111	$(605)	$(797)	$334	$(957)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,037	$3,407	$4,444
BRC	(1,661)	1,849	188
BSN	(17)	0	(17)
CBK	8	(240)	(232)
DUB	(1,029)	868	(161)
FBF	0	0	0
GSC	(3)	0	(3)
GST	(40)	0	(40)
HUS	485	(270)	215
JPM	(1,695)	6,030	4,335
MSC	(3)	0	(3)
MYC	(18)	0	(18)
RBC	1	0	1
UAG	(188)	0	(188)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

86	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
HCA, Inc.
2.741% due 05/02/2016		$1,900	$1,855
Springleaf Finance Corp.
5.500% due 05/10/2017		2,300	2,123

Total Bank Loan Obligations (Cost $4,184)			3,978

CORPORATE BONDS & NOTES 17.9%

BANKING & FINANCE 11.8%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		600	583
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		100	105
Ally Financial, Inc.
0.000% due 12/01/2012		2,100	2,037
4.500% due 02/11/2014		100	100
6.625% due 05/15/2012		700	706
6.750% due 12/01/2014		625	651
7.500% due 12/31/2013		1,400	1,491
7.500% due 09/15/2020		200	217
American Express Credit Corp.
5.875% due 05/02/2013		100	105
American General Institutional Capital
8.125% due 03/15/2046		200	205
American International Group, Inc.
4.900% due 06/02/2014	CAD	1,500	1,541
5.050% due 10/01/2015		$500	533
5.850% due 01/16/2018		2,200	2,398
6.400% due 12/15/2020		1,900	2,153
ANZ National International Ltd.
6.200% due 07/19/2013		100	105
ASIF
3.000% due 02/17/2017	EUR	200	226
Banco Santander Brasil S.A.
2.574% due 03/18/2014		$400	393
4.250% due 01/14/2016		300	302
4.500% due 04/06/2015		500	511
Banco Santander Chile
2.162% due 01/19/2016		1,000	955
Bank of America Corp.
5.750% due 12/01/2017		200	215
6.000% due 09/01/2017		1,725	1,881
Bank of Nova Scotia
1.650% due 10/29/2015		200	203
Banque PSA Finance S.A.
2.368% due 04/04/2014		600	579
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	207
6.500% due 03/10/2021		200	210
Bear Stearns Cos. LLC
1.449% due 07/27/2012	EUR	100	134
BM&FBovespa S.A.
5.500% due 07/16/2020		$100	107
BNP Paribas S.A.
0.983% due 04/08/2013		100	99
1.482% due 01/10/2014		1,000	980
BPCE S.A.
2.375% due 10/04/2013		100	98
BRFkredit A/S
0.817% due 04/15/2013		900	900
Capital One Capital
10.250% due 08/15/2039		600	620
CIT Group, Inc.
5.250% due 04/01/2014		100	103
Citigroup, Inc.
0.745% due 06/09/2016		4,400	3,865

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.353% due 02/15/2013		$200	$199
2.027% due 01/13/2014		500	497
2.510% due 08/13/2013		100	100
5.000% due 09/15/2014		4,300	4,455
5.625% due 08/27/2012		100	102
Compass Bank
6.400% due 10/01/2017		5,200	5,344
Countrywide Financial Corp.
5.800% due 06/07/2012		200	202
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		1,600	1,569
Credit Suisse
2.200% due 01/14/2014		300	303
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		200	207
Deutsche Bank AG
1.532% due 09/22/2015	EUR	200	253
Dexia Credit Local
2.000% due 03/05/2013		$2,400	2,375
Eksportfinans ASA
0.783% due 10/07/2013		2,000	1,893
European Investment Bank
3.625% due 01/15/2021	EUR	100	143
4.625% due 04/15/2020		700	1,074
Export-Import Bank of Korea
4.000% due 01/29/2021		$500	494
5.125% due 06/29/2020		100	108
8.125% due 01/21/2014		800	885
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		700	748
7.000% due 04/15/2015		200	219
7.500% due 08/01/2012		700	711
8.000% due 12/15/2016		200	232
8.700% due 10/01/2014		200	227
12.000% due 05/15/2015		600	746
Goldman Sachs Group, Inc.
1.492% due 01/30/2017	EUR	400	476
1.527% due 02/07/2014		$3,100	3,046
6.150% due 04/01/2018		700	756
6.250% due 09/01/2017		1,000	1,097
6.750% due 10/01/2037		1,200	1,173
HSBC Bank PLC
2.000% due 01/19/2014		200	201
HSBC Finance Capital Trust
5.911% due 11/30/2035		1,700	1,603
ING Bank NV
1.875% due 06/09/2014		400	396
2.500% due 01/14/2016		100	102
International Lease Finance Corp.
6.625% due 11/15/2013		1,300	1,333
6.750% due 09/01/2016		100	108
Intesa Sanpaolo SpA
2.892% due 02/24/2014		500	488
IPIC GMTN Ltd.
5.000% due 11/15/2020		300	308
JPMorgan Chase & Co.
1.224% due 05/02/2014		4,200	4,210
6.000% due 01/15/2018		100	116
7.900% due 04/29/2049		900	989
Korea Finance Corp.
3.250% due 09/20/2016		100	101
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013^		300	90
Lloyds TSB Bank PLC
2.911% due 01/24/2014		900	897
4.875% due 01/21/2016		100	104
12.000% due 12/29/2049		300	314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Bank Ltd.
6.625% due 04/07/2021		$3,800	$3,820
Majapahit Holding BV
7.750% due 01/20/2020		200	242
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		400	445
MetLife Institutional Funding
1.368% due 04/04/2014		800	803
Monumental Global Funding Ltd.
5.500% due 04/22/2013		100	104
Morgan Stanley
1.651% due 01/16/2017	EUR	1,900	2,194
3.006% due 05/14/2013		$500	504
National Australia Bank Ltd.
1.301% due 04/11/2014		2,400	2,393
Nordea Bank AB
2.125% due 01/14/2014		100	100
4.875% due 01/27/2020		300	319
Nordea Eiendomskreditt A/S
1.003% due 04/07/2015		900	875
Northern Rock Asset Management PLC
5.625% due 06/22/2017		500	542
Pricoa Global Funding
0.673% due 09/27/2013		100	99
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	110
Qatari Diar Finance QSC
3.500% due 07/21/2015		100	104
RCI Banque S.A.
2.451% due 04/11/2014		1,600	1,547
Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049		800	836
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		800	801
6.990% due 10/29/2049		200	164
SLM Corp.
0.860% due 01/27/2014		200	191
5.000% due 10/01/2013		2,300	2,358
8.000% due 03/25/2020		800	866
8.450% due 06/15/2018		600	672
SMFG Preferred Capital Ltd.
9.500% due 07/29/2049		10,300	12,154
Springleaf Finance Corp.
6.900% due 12/15/2017		200	157
SSIF Nevada LP
1.267% due 04/14/2014		3,900	3,873
State Bank of India
4.500% due 07/27/2015		1,000	1,035
Stone Street Trust
5.902% due 12/15/2015		300	302
UBS AG
2.250% due 08/12/2013		3,100	3,120
5.875% due 12/20/2017		100	111
Wells Fargo & Co.
7.980% due 03/29/2049		600	656
Westpac Banking Corp.
1.200% due 03/31/2014		1,000	1,000
Weyerhaeuser Co.
7.375% due 03/15/2032		1,800	1,918

			110,927

INDUSTRIALS 4.6%
Alcoa, Inc.
6.150% due 08/15/2020		300	323
Altria Group, Inc.
9.700% due 11/10/2018		100	136

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	87

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch InBev Worldwide, Inc.
1.107% due 01/27/2014	$1,200	$1,207
Asciano Finance Ltd.
5.000% due 04/07/2018	2,500	2,585
AstraZeneca PLC
5.900% due 09/15/2017	100	120
BMW Finance NV
5.250% due 05/21/2012	200	201
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	300	357
Continental Airlines, Inc.
6.750% due 09/15/2015	900	908
COX Communications, Inc.
7.125% due 10/01/2012	2,000	2,065
CSN Resources S.A.
6.500% due 07/21/2020	1,100	1,238
Daimler Finance North America LLC
1.674% due 09/13/2013	400	402
Dell, Inc.
4.700% due 04/15/2013	200	208
Deutsche Telekom International Finance BV
5.875% due 08/20/2013	1,300	1,385
Dow Chemical Co.
6.000% due 10/01/2012	1,800	1,845
Ecopetrol S.A.
7.625% due 07/23/2019	400	497
Eli Lilly & Co.
4.200% due 03/06/2014	1,000	1,067
Gerdau Trade, Inc.
5.750% due 01/30/2021	1,000	1,064
GTL Trade Finance, Inc.
7.250% due 10/20/2017	600	694
HCA, Inc.
7.875% due 02/15/2020	400	442
8.500% due 04/15/2019	800	893
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	100	106
7.625% due 04/09/2019	1,000	1,213
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	700	717
International Business Machines Corp.
5.700% due 09/14/2017	400	482
Kraft Foods, Inc.
6.125% due 02/01/2018	100	120
Lyondell Chemical Co.
8.000% due 11/01/2017	135	152
MeadWestvaco Corp.
6.850% due 04/01/2012	2,000	2,000
Noble Group Ltd.
6.750% due 01/29/2020	1,100	1,095
Novatek Finance Ltd.
5.326% due 02/03/2016	200	211
Oracle Corp.
5.750% due 04/15/2018	200	243
Pernod-Ricard S.A.
5.750% due 04/07/2021	800	887
Plains All American Pipeline LP
4.250% due 09/01/2012	1,700	1,721
PPG Industries, Inc.
1.900% due 01/15/2016	300	302
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	2,300	2,221
Rohm and Haas Co.
6.000% due 09/15/2017	100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RZD Capital Ltd.
5.739% due 04/03/2017	$300	$319
Time Warner Cable, Inc.
6.200% due 07/01/2013	6,200	6,615
Time Warner, Inc.
6.100% due 07/15/2040	600	672
Union Pacific Corp.
4.163% due 07/15/2022	175	189
UnitedHealth Group, Inc.
4.875% due 02/15/2013	100	104
UST LLC
6.625% due 07/15/2012	2,000	2,034
Vivendi S.A.
5.750% due 04/04/2013	300	311
Volkswagen International Finance NV
0.918% due 10/01/2012	1,200	1,201
WM Wrigley Jr. Co.
3.050% due 06/28/2013	2,000	2,029

		43,012

UTILITIES 1.5%
AT&T, Inc.
6.700% due 11/15/2013	2,000	2,189
BellSouth Corp.
4.463% due 04/26/2021	5,700	5,713
Duke Energy Corp.
5.650% due 06/15/2013	1,600	1,690
Enel Finance International NV
6.800% due 09/15/2037	300	292
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	210
9.250% due 04/23/2019	200	248
NGPL PipeCo LLC
6.514% due 12/15/2012	100	97
NRG Energy, Inc.
7.375% due 01/15/2017	1,500	1,564
Petroleos Mexicanos
5.500% due 01/21/2021	300	332
TNK-BP Finance S.A.
6.625% due 03/20/2017	800	886
7.250% due 02/02/2020	100	116
Verizon Communications, Inc.
1.083% due 03/28/2014	900	908
5.250% due 04/15/2013	100	105

		14,350

Total Corporate Bonds & Notes (Cost $166,001)		168,289

MUNICIPAL BONDS & NOTES 1.7%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,000	1,107

CALIFORNIA 0.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	133
6.918% due 04/01/2040	900	1,174
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	127
7.550% due 04/01/2039	100	130
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	400	464

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	$100	$105
Irvine Ranch Water District, California Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,151
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,171
5.813% due 06/01/2040	1,300	1,501
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	225

		7,181

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	240
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	1,500	1,636
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,847

		3,723

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	115

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.474% due 06/15/2013	200	200
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,369

		1,569

NEW YORK 0.1%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,100	1,294
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	111

		1,405

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	113

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	82

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	118

88	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	$400	$490

WASHINGTON 0.0%
Washington State General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 12/01/2020	200	158

Total Municipal Bonds & Notes (Cost $13,653)		16,061

U.S. GOVERNMENT AGENCIES 68.7%
Fannie Mae
0.592% due 07/25/2037	222	221
0.622% due 07/25/2037	220	220
0.642% due 09/25/2035	196	194
0.652% due 09/25/2035	311	308
0.962% due 06/25/2037	411	413
0.972% due 06/25/2040	1,769	1,778
0.982% due 03/25/2040	399	403
1.250% due 01/30/2017 (i)	6,600	6,621
3.000% due 05/01/2027	7,000	7,233
3.500% due 04/01/2027 - 05/01/2042	231,100	236,760
4.000% due 05/01/2025 - 05/01/2042	98,417	103,356
4.500% due 05/01/2023 - 04/12/2042	97,912	104,260
5.000% due 02/13/2017 - 05/01/2042	12,645	13,738
5.375% due 06/12/2017	600	723
5.500% due 02/01/2018 - 04/01/2042	113,114	123,338
6.000% due 07/01/2038	298	329
6.500% due 10/01/2035	108	121
FDIC Structured Sale Guaranteed Notes
0.741% due 11/29/2037	1,335	1,328
Freddie Mac
0.625% due 12/29/2014	5,300	5,312
0.812% due 06/15/2041	3,657	3,665
0.942% due 08/15/2037	355	358
0.952% due 10/15/2037	86	86
0.962% due 05/15/2037 - 09/15/2037	407	409
1.000% due 03/08/2017	2,900	2,862
1.250% due 05/12/2017	1,500	1,499
2.000% due 08/25/2016	100	104
2.375% due 01/13/2022	500	492
4.500% due 11/01/2040 - 04/01/2041	24,116	25,593
5.500% due 08/23/2017 - 07/01/2038	1,310	1,468
Ginnie Mae
6.000% due 08/15/2037	547	626
Small Business Administration
4.430% due 05/01/2029	237	262
5.290% due 12/01/2027	63	71
5.490% due 03/01/2028	438	495
6.220% due 12/01/2028	74	85

Total U.S. Government Agencies (Cost $644,135)		644,731

U.S. TREASURY OBLIGATIONS 34.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021	4,023	4,353
0.750% due 02/15/2042	23,172	22,069

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028		$3,462	$4,134
2.125% due 02/15/2040 (h)		2,097	2,756
2.375% due 01/15/2025		1,082	1,377
2.375% due 01/15/2027		7,401	9,500
2.500% due 01/15/2029		6,757	8,923
3.000% due 07/15/2012 (f)(i)		8,951	9,158
3.625% due 04/15/2028		420	621
3.875% due 04/15/2029 (h)		1,517	2,338
U.S. Treasury Notes
0.250% due 03/31/2014 (a)		119,300	119,104
0.375% due 03/15/2015 (f)		300	299
0.875% due 12/31/2016 (i)		20,900	20,791
0.875% due 01/31/2017		20,200	20,077
0.875% due 02/28/2017 (g)		26,700	26,510
1.250% due 02/15/2014 (h)(i)		66,500	67,632
1.375% due 12/31/2018		5,300	5,243
3.375% due 11/15/2019		1,600	1,786

Total U.S. Treasury Obligations (Cost $328,246)			326,671

MORTGAGE-BACKED SECURITIES 3.5%
Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	3,124	4,158
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.633% due 06/10/2049		$600	669
5.634% due 04/10/2049		730	748
Bear Stearns Alt-A Trust
0.402% due 02/25/2034		188	154
Countrywide Alternative Loan Trust
0.402% due 02/25/2047		157	98
0.422% due 05/25/2047		1,096	654
1.159% due 02/25/2036		94	64
Countrywide Home Loan Mortgage Pass-Through Trust
2.746% due 11/25/2034		66	55
2.776% due 02/20/2035		109	90
Eclipse Ltd.
1.257% due 01/25/2020	GBP	1,571	2,208
European Loan Conduit
1.207% due 05/15/2019	EUR	1,846	2,112
Extended Stay America Trust
2.951% due 11/05/2027		$780	790
Gracechurch Mortgage Financing PLC
0.573% due 11/20/2056		1,473	1,472
Granite Master Issuer PLC
0.502% due 12/20/2054		665	638
0.568% due 12/20/2054	EUR	1,527	1,956
0.738% due 12/20/2054		565	724
Granite Mortgages PLC
1.416% due 09/20/2044	GBP	166	257
1.470% due 01/20/2044		37	57
1.584% due 01/20/2044	EUR	36	47
Greenpoint Mortgage Funding Trust
0.322% due 01/25/2047^		$3	3
GS Mortgage Securities Corp.
1.103% due 03/06/2020		108	108
2.716% due 02/10/2021		1,600	1,628
7.540% due 07/13/2030		2,600	2,620
GSR Mortgage Loan Trust
2.673% due 09/25/2035		1,331	1,283
5.132% due 11/25/2035		40	39
6.000% due 03/25/2037		36	32
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		500	555
5.336% due 05/15/2047		600	660
5.420% due 01/15/2049		300	334

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.762% due 08/25/2034		$605	$569
5.015% due 02/25/2035		18	18
5.750% due 01/25/2036		35	33
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		26	19
5.242% due 09/25/2035		901	811
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035		47	38
Morgan Stanley Capital
0.302% due 10/15/2020		2	2
5.439% due 02/12/2044		1,100	1,153
5.450% due 10/28/2033		245	244
5.610% due 04/15/2049		383	393
5.809% due 12/12/2049		500	575
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		79	69
OBP Depositor LLC Trust
4.646% due 07/15/2045		500	563
Residential Accredit Loans, Inc.
1.519% due 09/25/2045		160	92
Structured Asset Mortgage Investments, Inc.
0.372% due 03/25/2037		92	54
0.492% due 07/19/2035		42	38
Titan Europe PLC
1.370% due 10/23/2016	GBP	1,620	2,261
Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020		$118	112
WaMu Mortgage Pass-Through Certificates
0.889% due 01/25/2047		55	35
1.159% due 02/25/2046		310	242
1.359% due 11/25/2042		221	193
Wells Fargo Mortgage-Backed Securities Trust
2.608% due 11/25/2034		914	884
2.648% due 01/25/2035		46	44

Total Mortgage-Backed Securities (Cost $33,743)			32,655

ASSET-BACKED SECURITIES 1.6%
Bear Stearns Asset-Backed Securities Trust
0.332% due 06/25/2047		14	13
BNC Mortgage Loan Trust
0.342% due 05/25/2037		61	56
Citibank Omni Master Trust
2.342% due 05/16/2016		1,000	1,002
2.992% due 08/15/2018		1,800	1,897
Citigroup Mortgage Loan Trust, Inc.
0.352% due 08/25/2036		65	60
Countrywide Asset-Backed Certificates
0.292% due 07/25/2037		36	35
0.322% due 10/25/2047		16	16
Duane Street CLO
0.773% due 11/08/2017		3,396	3,318
GSAMP Trust
0.312% due 12/25/2036		33	22
Hillmark Funding
0.743% due 05/21/2021		900	839
HSBC Home Equity Loan Trust
1.182% due 11/20/2036		1,764	1,728
HSI Asset Securitization Corp. Trust
0.292% due 12/25/2036		21	21
ING Investment Management
0.758% due 12/01/2017		766	734
MASTR Asset-Backed Securities Trust
0.292% due 01/25/2037		39	8
Morgan Stanley ABS Capital
0.282% due 01/25/2037		2	2

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	89

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Plymouth Rock CLO Ltd.
1.998% due 02/16/2019		$625	$623
Securitized Asset-Backed Receivables LLC
0.282% due 01/25/2037		44	38
SLC Student Loan Trust
4.750% due 06/15/2033		1,622	1,576
SLM Student Loan Trust
1.136% due 12/15/2023	EUR	1,341	1,675
3.492% due 05/16/2044		$441	458
3.500% due 08/17/2043		534	525
Soundview Home Equity Loan Trust
0.322% due 06/25/2037		38	30
Specialty Underwriting & Residential Finance
0.302% due 01/25/2038		29	26
Venture CDO Ltd.
0.781% due 07/22/2021		600	556

Total Asset-Backed Securities (Cost $15,529)			15,258

SOVEREIGN ISSUES 1.7%
Canada Housing Trust
3.800% due 06/15/2021	CAD	200	221
Indonesia Government International Bond
7.500% due 01/15/2016		$500	587
Korea Development Bank
3.500% due 08/22/2017		300	305
4.375% due 08/10/2015		200	212
Mexico Government International Bond
5.750% due 10/12/2110		2,300	2,375
Province of Ontario Canada
3.150% due 06/02/2022	CAD	200	201
4.200% due 06/02/2020		6,600	7,260
4.300% due 03/08/2017		100	110
Province of Quebec Canada
2.750% due 08/25/2021		$3,900	3,922

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 07/29/2020		$400	$431
3.500% due 12/01/2022	CAD	400	411

Total Sovereign Issues (Cost $15,396)			16,035

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		8,000	2

Total Convertible Preferred Securities (Cost $0)			2

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 27.8%

CERTIFICATES OF DEPOSIT 0.2%
Itau Unibanco Holding S.A.
0.000% due 05/09/2012		$1,100	1,098
0.000% due 05/10/2012		700	699

			1,797

REPURCHASE AGREEMENTS 14.8%
State Street Bank and Trust Co.
0.010% due 04/02/2012		393	393
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $402. Repurchase proceeds are $393.)
UBS Securities LLC
0.100% due 04/02/2012		138,100	138,100
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 2.500% due 04/30/2015 valued at $140,991. Repurchase proceeds are $138,101.)

			138,493

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.8%
4.500% due 04/26/2012 (b)	MXN	95,800	$7,466

U.S. TREASURY BILLS 0.2%
0.126% due 07/19/2012 - 09/13/2012 (b)(e)(f)		$2,161	2,160

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 11.8%
PIMCO Short-Term Floating NAV Portfolio		11,049,917	110,731

Total Short-Term Instruments (Cost $260,461)			260,647

PURCHASED OPTIONS (k) 0.0%
(Cost $14)			8

Total Investments 158.1% (Cost $1,481,362)			$1,484,335

Written Options (l) (0.1%) (Premiums $1,399)			(709)

Other Assets and Liabilities (Net) (58.0%)			(544,707)

Net Assets 100.0%			$938,919

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $1,039 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(f)	Securities with an aggregate market value of $1,144 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $13,581 at a weighted average interest rate of 0.119%. On March 31, 2012, securities valued at $17,078 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $526 and cash of $25 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2-Year Note June Futures	Long	06/2012	481	$97
U.S. Treasury 5-Year Note June Futures	Long	06/2012	449	207
U.S. Treasury 10-Year Note June Futures	Long	06/2012	77	(122)

				$182

90	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $1,246 and cash of $18 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%	)	12/20/2016	$	3,395	$59	$(114)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017		250	7	1
CDX.IG-18 5-Year Index	(1.000%	)	06/20/2017		81,800	(375)	37

						$(309)	$(76)

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%	$	5,000	$87	$105	$(18)
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	1.303%		1,200	(15)	(9)	(6)
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.924%		1,000	3	(8)	11
Brazil Government International Bond	BRC	1.000%	12/20/2015	0.965%		1,300	3	(7)	10
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.032%		2,000	(2)	(6)	4
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.506%		700	(28)	(31)	3
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.924%		200	1	(2)	3
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.032%		1,900	(2)	(3)	1
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.847%		12,500	60	(229)	289
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%		400	2	(11)	13
Brazil Government International Bond	HUS	1.000%	12/20/2015	0.965%		2,500	4	(14)	18
China Government International Bond	BRC	1.000%	03/20/2016	0.868%		1,700	10	21	(11)
China Government International Bond	BRC	1.000%	06/20/2016	0.911%		3,500	14	45	(31)
China Government International Bond	MYC	1.000%	06/20/2015	0.696%		5,200	53	(92)	145
France Government Bond	GST	0.250%	03/20/2016	1.423%		6,100	(273)	(377)	104
France Government Bond	HUS	0.250%	09/20/2016	1.526%		300	(16)	(11)	(5)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		700	(28)	(14)	(14)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.176%		400	(2)	(8)	6
General Electric Capital Corp.	BOA	1.000%	09/20/2016	1.278%		3,000	(35)	(70)	35
General Electric Capital Corp.	BRC	0.640%	12/20/2012	0.380%		500	1	0	1
General Electric Capital Corp.	GST	1.000%	03/20/2016	1.212%		1,700	(14)	(29)	15
Indonesia Government International Bond	BPS	1.000%	06/20/2021	2.138%		400	(35)	(28)	(7)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	1.346%		700	(10)	(12)	2
Indonesia Government International Bond	CBK	1.000%	06/20/2016	1.346%		100	(1)	(2)	1
Indonesia Government International Bond	CBK	1.000%	06/20/2021	2.138%		100	(9)	(7)	(2)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.138%		300	(26)	(20)	(6)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	1.346%		300	(4)	(5)	1
Indonesia Government International Bond	JPM	1.000%	06/20/2016	1.346%		100	(1)	(2)	1
Indonesia Government International Bond	MYC	1.000%	12/20/2015	1.218%		3,600	(27)	(214)	187
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%		400	(35)	(28)	(7)
Japan Government International Bond	BOA	1.000%	03/20/2017	0.961%		900	2	(6)	8
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%		3,900	39	(36)	75
Japan Government International Bond	GST	1.000%	03/20/2017	0.961%		200	1	(1)	2
Japan Government International Bond	MYC	1.000%	09/20/2016	0.873%		700	4	(7)	11
Japan Government International Bond	MYC	1.000%	03/20/2017	0.961%		400	1	(3)	4
Japan Government International Bond	UAG	1.000%	09/20/2016	0.873%		400	2	(4)	6
MetLife, Inc.	BOA	1.000%	12/20/2015	1.861%		500	(15)	(24)	9
MetLife, Inc.	CBK	1.000%	12/20/2015	1.861%		400	(12)	(14)	2
MetLife, Inc.	DUB	1.000%	03/20/2018	2.169%		700	(44)	(40)	(4)
MetLife, Inc.	GST	1.000%	09/20/2015	1.801%		800	(21)	(51)	30
MetLife, Inc.	JPM	1.000%	09/20/2015	1.801%		1,100	(29)	(65)	36
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.872%		1,000	5	(8)	13
Mexico Government International Bond	CBK	1.000%	06/20/2016	0.987%		3,300	3	0	3
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.987%		2,100	2	5	(3)
Mexico Government International Bond	GST	1.000%	03/20/2016	0.954%		5,000	11	(154)	165
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.872%		200	1	(2)	3
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.361%		300	(4)	(9)	5
Prudential Financial, Inc.	GST	1.000%	09/20/2016	1.500%		1,100	(24)	(22)	(2)
Republic of Germany	UAG	0.250%	06/20/2016	0.547%		2,000	(25)	(68)	43

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	91

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%	$	1,500	$34	$13	$21
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		200	4	2	2
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		1,200	28	28	0
United Kingdom Gilt	MYC	1.000%	06/20/2015	0.288%		200	4	2	2
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		100	2	1	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.269%		300	7	2	5

							$(349)	$(1,529)	$1,180

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 16 Index	BOA	(1.000%	)	12/20/2016	EUR	8,600	$115	$165	$(50)
iTraxx Europe 16 Index	DUB	(1.000%	)	12/20/2016		8,600	116	172	(56)

							$231	$337	$(106)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	4,400	$413	$355	$58
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		600	57	74	(17)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		5,800	544	365	179
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		1,100	112	139	(27)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		1,000	103	123	(20)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		386	2	0	2
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		96	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		193	4	0	4

						$1,237	$1,056	$181

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	800	$3	$(1)	$4
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		800	4	0	4
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		800	4	0	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	19	0	19
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		100	2	0	2
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,200	26	1	25
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		2,500	53	8	45
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		400	9	2	7
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		200	5	0	5
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		400	6	0	6
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		400	6	0	6

92	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC	BRL	100	$2	$0	$2
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		2,500	47	6	41
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	7	1	6
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	5	1	4
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		300	7	0	7
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		1,100	30	3	27
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		1,400	35	8	27
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		300	8	1	7
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		400	2	1	1
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		500	3	2	1
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		700	5	(2)	7
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,000	15	(4)	19
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		400	4	0	4
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	3	0	3
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		400	4	0	4
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		100	1	0	1
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		300	5	0	5
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		400	7	0	7
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		500	9	0	9
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		2,000	48	0	48
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		400	11	2	9
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	6	0	6
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		100	3	0	3
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		200	7	1	6
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	5	1	4
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		400	16	3	13
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	BRC	AUD	100	(1)	0	(1)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK		200	(1)	(1)	0
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		300	(3)	(1)	(2)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	9,300	1	4	(3)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		3,700	0	1	(1)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		1,200	0	0	0

							$428	$37	$391

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	iShares MSCI EAFE Index Fund	5,181,551	3-Month USD-LIBOR plus a specified spread	$	277,420	05/15/2012	BOA	$6,824
Receive	iShares MSCI EAFE Index Fund	2,758,874	3-Month USD-LIBOR plus a specified spread		150,000	03/28/2013	BOA	1,395
Receive	iShares MSCI EAFE Index Fund	3,373,986	3-Month USD-LIBOR less a specified spread		181,629	08/15/2012	FCT	3,482
Receive	iShares MSCI EAFE Index Fund	2,791,921	3-Month USD-LIBOR plus a specified spread		153,276	09/28/2012	JPM	0
Receive	iShares MSCI EAFE Index Fund	2,928,645	3-Month USD-LIBOR plus a specified spread		152,700	01/31/2013	JPM	7,901

								$19,602

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.

(k)	Purchased options outstanding on March 31, 2012:

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 3.500% due 06/01/2042	FBF	$93.250	06/06/2012	$	120,000	$14	$8

(l)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	3,500	$20	$(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,500	21	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	13	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		700	3	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	93

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	7,500	$53	$(31)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400	8	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		600	4	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		5,100	14	(9)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,900	55	(1)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	26	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,100	19	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,800	20	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,200	13	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		3,000	31	(8)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	36	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,800	25	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,000	24	(10)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		15,400	106	(104)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		14,200	70	(67)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		8,300	79	(56)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		15,900	199	(75)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		3,400	18	(23)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,300	12	(9)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,300	25	(30)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		1,600	20	(8)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		25,500	154	(121)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		3,400	15	(23)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		2,000	19	(13)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		2,000	39	(47)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		13,300	185	(63)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,500	31	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		400	2	0

								$1,360	$(702)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,300	$11	$(2)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	2,700	24	(4)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	300	4	(1)

						$39	$(7)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	871	$57,200	$985
Sales	612	262,800	1,808
Closing Buys	(810)	(144,800)	(1,016)
Expirations	0	0	0
Exercised	(673)	(6,500)	(378)

Balance at 03/31/2012	0	$168,700	$1,399

(m)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2042	$11,000	$11,686	$(11,703)

94	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(n)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	73	05/2012	BSN	$0	$(1)	$(1)
Sell		173	05/2012	DUB	2	0	2
Sell	BRL	686	04/2012	JPM	19	0	19
Buy		686	04/2012	MSC	0	(22)	(22)
Sell		686	06/2012	MSC	22	0	22
Sell	CAD	9,805	06/2012	BRC	85	0	85
Sell	CNY	975	06/2012	BRC	0	(1)	(1)
Buy		9,681	06/2012	CBK	12	0	12
Sell		9,434	06/2012	CBK	6	0	6
Buy		638	06/2012	DUB	0	0	0
Sell		13,244	06/2012	FBF	4	(1)	3
Buy		7,664	06/2012	HUS	13	0	13
Buy		32,457	06/2012	JPM	42	(3)	39
Sell		3,846	06/2012	JPM	0	(9)	(9)
Buy		3,822	06/2012	MSC	5	0	5
Sell		20,831	06/2012	UAG	9	(7)	2
Sell		16,033	02/2013	BRC	10	0	10
Buy		6,944	02/2013	CBK	0	(3)	(3)
Buy		3,155	02/2013	GST	0	(2)	(2)
Buy	EUR	231	04/2012	BRC	6	0	6
Sell		1,814	04/2012	BRC	0	(94)	(94)
Buy		9,229	04/2012	CBK	137	0	137
Sell		1,340	04/2012	CBK	0	(73)	(73)
Buy		1,041	04/2012	DUB	0	(3)	(3)
Sell		4,278	04/2012	DUB	0	(217)	(217)
Sell		15,311	04/2012	HUS	0	(136)	(136)
Buy		6,623	04/2012	JPM	103	0	103
Sell		3,278	04/2012	UAG	0	(198)	(198)
Sell		9,229	05/2012	CBK	0	(136)	(136)
Sell		6,082	05/2012	JPM	0	(98)	(98)
Sell		1	06/2012	MSC	0	0	0
Buy		288	06/2012	UAG	4	0	4
Buy	GBP	215	04/2012	BRC	7	0	7
Buy		3,751	04/2012	DUB	58	0	58
Sell		3,966	04/2012	GST	0	(128)	(128)
Buy		100	04/2012	JPM	1	0	1
Buy		300	05/2012	CBK	0	0	0
Buy		600	05/2012	DUB	5	0	5
Sell		3,751	05/2012	DUB	0	(58)	(58)
Buy		113	05/2012	JPM	1	0	1
Sell	IDR	1,051,000	07/2012	BRC	0	(1)	(1)
Sell		108,624	07/2012	GST	0	0	0
Buy		10,936,904	07/2012	HUS	0	(26)	(26)
Sell		7,288,000	07/2012	HUS	0	(7)	(7)
Sell		2,489,280	07/2012	UAG	0	(6)	(6)
Sell	JPY	50,185	06/2012	BRC	5	0	5
Sell	MXN	95,800	04/2012	BRC	0	(247)	(247)
Buy		180	06/2012	HUS	0	0	0
Sell		16,397	06/2012	MSC	5	0	5
Buy		17,070	06/2012	UAG	21	0	21
Sell	MYR	328	04/2012	CBK	0	(1)	(1)
Buy		328	04/2012	JPM	0	(1)	(1)

					$582	$(1,479)	$(897)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	95

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$3,978	$0	$3,978
Corporate Bonds & Notes
Banking & Finance	0	110,927	0	110,927
Industrials	0	43,012	0	43,012
Utilities	0	14,350	0	14,350
Municipal Bonds & Notes
Arizona	0	1,107	0	1,107
California	0	7,181	0	7,181
Illinois	0	3,723	0	3,723
Nebraska	0	115	0	115
New Jersey	0	1,569	0	1,569
New York	0	1,405	0	1,405
North Carolina	0	113	0	113
Ohio	0	82	0	82
Tennessee	0	118	0	118
Texas	0	490	0	490
Washington	0	158	0	158
U.S. Government Agencies	0	579,569	65,162	644,731
U.S. Treasury Obligations	0	326,671	0	326,671
Mortgage-Backed Securities	0	31,027	1,628	32,655
Asset-Backed Securities	0	13,685	1,573	15,258
Sovereign Issues	0	16,035	0	16,035
Convertible Preferred Securities
Industrials	0	0	2	2
Short-Term Instruments
Certificates of Deposit	0	1,797	0	1,797

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Repurchase Agreements	$0	$138,493	$0	$138,493
Mexico Treasury Bills	0	7,466	0	7,466
U.S. Treasury Bills	0	2,160	0	2,160
PIMCO Short-Term Floating NAV Portfolios	110,731	0	0	110,731
Purchased Options
Interest Rate Contracts	0	8	0	8
	$110,731	$1,305,239	$68,365	$1,484,335

Short Sales, at value	$0	$(11,703)	$0	$(11,703)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,579	0	1,579
Equity Contracts	0	19,602	0	19,602
Foreign Exchange Contracts	0	582	0	582
Interest Rate Contracts	304	398	0	702
	$304	$22,161	$0	$22,465

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(400)	0	(400)
Foreign Exchange Contracts	0	(1,479)	0	(1,479)
Interest Rate Contracts	(122)	(709)	(7)	(838)
	$(122)	$(2,588)	$(7)	$(2,717)

Totals	$110,913	$1,313,109	$68,358	$1,492,380

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$900	$0	$0	$0	$0	$(25)	$0	$(875)	$0	$0
U.S. Government Agencies	1,822	63,860	(488)	0	0	(32)	0	0	65,162	(32)
Mortgage-Backed Securities	0	1,595	0	0	0	33	0	0	1,628	33
Asset-Backed Securities	5,095	1,026	(662)	28	7	20	0	(3,941)	1,573	(19)
Convertible Preferred Securities	0	0	0	0	0	2	0	0	2	2

	$7,817	$66,481	$(1,150)	$28	$7	$(2)	$0	$(4,816)	$68,365	$(16)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(172)	$0	$0	$0	$92	$73	$0	$0	$(7)	$17

Totals	$7,645	$66,481	$(1,150)	$28	$99	$71	$0	$(4,816)	$68,358	$1

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

96	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$8	$8
Unrealized appreciation on foreign currency contracts	0	0	0	582	0	582
Unrealized appreciation on OTC swap agreements	0	1,541	19,602	0	398	21,541

	$0	$1,541	$19,602	$582	$406	$22,131

Liabilities:
Written options outstanding	$0	$0	$0	$0	$709	$709
Variation margin payable on financial derivative instruments (2)	0	65	0	0	104	169
Unrealized depreciation on foreign currency contracts	0	0	0	1,479	0	1,479
Unrealized depreciation on OTC swap agreements	0	286	0	0	7	293

	$0	$351	$0	$1,479	$820	$2,650

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$26	$26
Net realized gain on futures contracts	0	0	0	0	7,288	7,288
Net realized gain (loss) on written options	0	5	53	0	(1,365)	(1,307)
Net realized (loss) on swaps	0	(25)	(46,379)	0	(14,268)	(60,672)
Net realized gain on foreign currency transactions	0	0	0	1,335	0	1,335

	$0	$(20)	$(46,326)	$1,335	$(8,319)	$(53,330)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(6)	$(6)
Net change in unrealized appreciation on futures contracts	0	0	0	0	31	31
Net change in unrealized appreciation (depreciation) on written options	0	0	(25)	0	618	593
Net change in unrealized appreciation on swaps	0	905	17,955	0	430	19,290
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,441)	0	(1,441)

	$0	$905	$17,930	$(1,441)	$1,073	$18,467

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $182 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(76) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	97

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

March 31, 2012

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$8,279	$(4,560)	$3,719
BPS	(10)	0	(10)
BRC	252	(300)	(48)
BSN	(1)	0	(1)
CBK	(156)	0	(156)
DUB	(276)	330	54
FBF	(17)	0	(17)
FCT	3,482	(1,920)	1,562
GLM	37	(50)	(13)
GST	(380)	540	160
HUS	612	(870)	(258)
JPM	7,868	(12,930)	(5,062)
MSC	10	(120)	(110)
MYC	30	(65)	(35)
RBC	13	0	13
RYL	1	0	1
SOG	7	0	7
UAG	(200)	274	74

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

98	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 26.8%

BANKING & FINANCE 18.3%
Ally Financial, Inc.
3.874% due 06/20/2014		$400	$392
Bank of America Corp.
5.650% due 05/01/2018		400	427
Banque PSA Finance S.A.
2.368% due 04/04/2014		500	483
Barclays Bank PLC
10.179% due 06/12/2021		1,040	1,234
Cie de Financement Foncier
2.500% due 09/16/2015		3,600	3,645
Citigroup, Inc.
2.510% due 08/13/2013		1,200	1,204
Fiat Finance & Trade S.A.
9.000% due 07/30/2012	EUR	1,000	1,359
Ford Motor Credit Co. LLC
7.500% due 08/01/2012		$900	914
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		400	365
HSBC Bank USA N.A.
4.875% due 08/24/2020		2,300	2,360
International Lease Finance Corp.
7.125% due 09/01/2018		1,750	1,916
Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017^		1,800	1
6.875% due 05/02/2018^		200	61
Lloyds TSB Bank PLC
12.000% due 12/29/2049		1,200	1,257
Loews Corp.
5.250% due 03/15/2016		2,800	3,099
Merrill Lynch & Co., Inc.
6.050% due 08/15/2012		400	407
Morgan Stanley
1.533% due 04/29/2013		950	942
2.875% due 07/28/2014		100	100
6.250% due 08/28/2017		300	316
Principal Life Income Funding Trusts
5.300% due 04/24/2013		200	209
Prudential Covered Trust
2.997% due 09/30/2015		1,500	1,518
Royal Bank of Scotland Group PLC
5.625% due 08/24/2020		1,225	1,264
7.640% due 03/29/2049		1,900	1,311
SSIF Nevada LP
1.267% due 04/14/2014		1,600	1,589

			26,373

INDUSTRIALS 8.5%
ALROSA Finance S.A.
7.750% due 11/03/2020		1,475	1,582
Barrick North America Finance LLC
4.400% due 05/30/2021		1,800	1,900
BMW U.S. Capital LLC
0.924% due 12/21/2012		2,000	1,998
Daimler Finance North America LLC
1.083% due 03/28/2014		2,500	2,486
Kraft Foods, Inc.
1.457% due 07/10/2013		2,200	2,215
Steel Dynamics, Inc.
7.375% due 11/01/2012		800	824
Volkswagen International Finance NV
0.918% due 10/01/2012		900	901
1.078% due 04/01/2014		400	399

			12,305

Total Corporate Bonds & Notes (Cost $40,030)			38,678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.9%

CALIFORNIA 1.1%
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	$1,300	$1,462
Palomar Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
4.750% due 05/01/2032	100	105

		1,567

OHIO 0.4%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	525

SOUTH CAROLINA 1.2%
South Carolina State Public Service Authority Revenue Notes, Series 2011
0.943% due 06/02/2014	1,800	1,801

TEXAS 0.2%
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	214

Total Municipal Bonds & Notes (Cost $4,072)		4,107

U.S. GOVERNMENT AGENCIES 41.4%
Fannie Mae
0.362% due 03/25/2034	16	16
0.372% due 03/25/2036	648	605
0.592% due 09/25/2042	336	334
1.625% due 11/25/2023	105	107
1.750% due 04/25/2024	91	94
1.943% due 08/01/2035	341	354
2.192% due 09/01/2035	334	352
2.300% due 10/01/2035	314	332
2.378% due 09/01/2031	2	2
2.386% due 07/01/2032	23	23
2.417% due 10/01/2035	280	298
2.457% due 10/01/2035	213	227
2.473% due 08/01/2036	377	404
2.496% due 07/01/2035	540	577
2.497% due 11/01/2034	395	421
2.565% due 02/01/2034	199	212
2.696% due 03/01/2036	1,208	1,297
2.785% due 02/01/2035	145	155
3.000% due 05/01/2027	1,000	1,033
3.500% due 12/01/2025 - 03/01/2041	11,930	12,501
4.000% due 05/01/2039 - 03/01/2041	5,177	5,477
4.500% due 11/01/2038	841	895
5.500% due 02/01/2024 - 09/01/2027	157	173
7.500% due 12/01/2014	1	1
Freddie Mac
0.442% due 10/15/2020	291	291
1.355% due 10/25/2044	117	117
1.562% due 07/25/2044	558	567
2.095% due 09/01/2035	97	103
4.000% due 01/01/2042	2,918	3,058
5.500% due 08/15/2030 - 04/01/2042	6,002	6,506
Ginnie Mae
0.642% due 03/16/2032	21	21
1.625% due 11/20/2024	61	63
3.500% due 04/01/2042	19,000	19,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Overseas Private Investment Corp.
4.140% due 05/15/2030		$1,300	$1,410
Small Business Administration
5.680% due 06/01/2028		1,621	1,857

Total U.S. Government Agencies (Cost $58,913)			59,690

U.S. TREASURY OBLIGATIONS 43.3%
U.S. Treasury Bonds
3.125% due 11/15/2041		1,300	1,242
3.125% due 02/15/2042		1,800	1,719
3.750% due 08/15/2041		1,100	1,185
3.875% due 08/15/2040 (g)		6,000	6,614
4.375% due 05/15/2041		2,300	2,755
6.250% due 08/15/2023		4,100	5,675
7.625% due 11/15/2022 (d)(e)(g)		12,300	18,560
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (g)		7,711	7,896
0.625% due 07/15/2021		1,207	1,306
1.125% due 01/15/2021		1,036	1,166
U.S. Treasury Notes
1.250% due 01/31/2019		1,300	1,273
2.000% due 11/15/2021		2,000	1,968
2.125% due 08/15/2021		11,200	11,188

Total U.S. Treasury Obligations (Cost $62,720)			62,547

MORTGAGE-BACKED SECURITIES 15.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058		1,029	1,059
American Home Mortgage Assets LLC
0.432% due 05/25/2046		1,450	809
0.452% due 10/25/2046		547	279
American Home Mortgage Investment Trust
2.240% due 09/25/2045		561	465
Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	2,397	3,191
2.251% due 05/16/2047		924	1,232
Banc of America Funding Corp.
5.741% due 01/20/2047		$104	64
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.451% due 01/15/2049		690	780
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		270	250
Bear Stearns Alt-A Trust
2.809% due 05/25/2035		304	241
2.826% due 09/25/2035		360	240
3.871% due 08/25/2036^		779	155
Citigroup Commercial Mortgage Trust
5.696% due 12/10/2049		274	314
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		793	712
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		500	577
Countrywide Alternative Loan Trust
0.452% due 03/20/2046		1,193	636
0.452% due 07/20/2046		1,622	667
2.948% due 06/25/2037		2,063	1,353
Countrywide Home Loan Mortgage Pass-Through Trust
0.532% due 04/25/2035		232	151
0.562% due 03/25/2035		172	107
Credit Suisse First Boston Mortgage Securities Corp.
2.389% due 06/25/2033		171	162
Downey Savings & Loan Association Mortgage Loan Trust
0.502% due 08/19/2045		863	577
2.455% due 07/19/2044		68	54

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	99

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Alternative Mortgage Securities
2.614% due 03/25/2035		$174	$119
First Horizon Asset Securities, Inc.
2.731% due 08/25/2035		72	59
First Republic Mortgage Loan Trust
0.592% due 11/15/2031		82	77
Greenpoint Mortgage Funding Trust
0.422% due 01/25/2037		1,297	702
GSR Mortgage Loan Trust
2.659% due 09/25/2035		252	246
Harborview Mortgage Loan Trust
0.482% due 03/19/2036		978	543
Homebanc Mortgage Trust
5.563% due 04/25/2037		900	460
Indymac Index Mortgage Loan Trust
0.542% due 06/25/2037^		425	146
2.574% due 12/25/2034		44	34
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047		210	235
JPMorgan Mortgage Trust
5.015% due 02/25/2035		124	125
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		204	149
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035		36	29
1.244% due 10/25/2035		61	53
Morgan Stanley Capital
0.302% due 10/15/2020		63	63
5.882% due 06/11/2049		100	113
Permanent Master Issuer PLC
1.967% due 07/15/2042		600	603
2.531% due 07/15/2042	EUR	1,300	1,737
Residential Accredit Loans, Inc.
0.542% due 01/25/2035		$318	273
0.642% due 03/25/2033		64	58
Residential Asset Securitization Trust
0.592% due 10/25/2018		626	606
0.642% due 05/25/2033		63	60
Structured Adjustable Rate Mortgage Loan Trust
1.582% due 01/25/2035		217	142
Structured Asset Mortgage Investments, Inc.
0.492% due 07/19/2035		273	236
0.522% due 02/25/2036		580	325
WaMu Mortgage Pass-Through Certificates
0.552% due 01/25/2045		142	118
0.562% due 01/25/2045		148	125
0.859% due 03/25/2047		788	473
2.634% due 02/25/2037		205	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.665% due 10/25/2033		$138	$137
4.500% due 11/25/2018		169	170

Total Mortgage-Backed Securities (Cost $26,223)			22,438

ASSET-BACKED SECURITIES 4.4%
Access Group, Inc.
1.860% due 10/27/2025		1,705	1,708
Bear Stearns Asset-Backed Securities Trust
3.025% due 10/25/2036		1,194	823
GE-WMC Mortgage Securities LLC
0.282% due 08/25/2036		15	4
GSAMP Trust
0.422% due 11/25/2035		83	10
GSRPM Mortgage Loan Trust
0.942% due 01/25/2032		3	3
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		186	150
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	255	340
Plymouth Rock CLO Ltd.
1.998% due 02/16/2019		$562	561
SLM Student Loan Trust
2.350% due 04/15/2039		838	845
Structured Asset Securities Corp.
1.742% due 04/25/2035		459	387
Venture CDO Ltd.
0.781% due 07/22/2021		1,600	1,482

Total Asset-Backed Securities (Cost $6,882)			6,313

SOVEREIGN ISSUES 8.7%
Australia Government Bond
4.750% due 06/15/2016	AUD	5,600	6,076
6.000% due 02/15/2017		2,100	2,412
Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	920
Province of Quebec Canada
2.750% due 08/25/2021		$1,900	1,910
Qatar Government International Bond
4.000% due 01/20/2015		1,200	1,266

Total Sovereign Issues (Cost $10,813)			12,584

		SHARES
EXCHANGE-TRADED FUNDS 3.7%
iShares MSCI EAFE Index Fund		96,835	5,316

Total Exchange-Traded Funds (Cost $5,367)			5,316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.7%

REPURCHASE AGREEMENTS 1.4%
Banc of America Securities LLC
0.050% due 04/02/2012	$1,000	$1,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $1,022. Repurchase proceeds are $1,000)
0.100% due 04/02/2012	500	500
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.125% due 05/15/2021 valued at $514. Repurchase proceeds are $500)
State Street Bank and Trust Co.
0.010% due 04/02/2012	483	483
(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $494. Repurchase proceeds are $483.)

		1,983

U.S. TREASURY BILLS 2.9%
0.144% due 09/06/2012 - 09/13/2012 (a)	4,190	4,188

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 2.4%
PIMCO Short-Term Floating NAV Portfolio	351,216	3,520

Total Short-Term Instruments (Cost $9,690)		9,691

PURCHASED OPTIONS (i) 0.0%
(Cost $13)		1

Total Investments 153.4% (Cost $224,723)		$221,365

Written Options (j) (0.2%) (Premiums $255)		(223)

Other Assets and Liabilities (Net) (53.2%)		(76,797)

Net Assets 100.0%		$144,345

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $352 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $9,116 at a weighted average interest rate of 0.166%. On March 31, 2012, securities valued at $10,087 were pledged as collateral for reverse repurchase agreements.

100	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(f)	Cash of $19 has been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 5-Year Note June Futures	Short	06/2012	17	$10

(g)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $2,791 and cash of $15 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)
CDX.HY-15 5-Year Index	(5.000%)	12/20/2015	$	14,550	$(135)	$(863)
CDX.IG-9 10-Year Index	(0.800%)	12/20/2017		194	3	(5)

					$(132)	$(868)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	06/20/2017	$	18,400	$(114)	$101
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		20,300	219	328
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		5,500	375	229

						$480	$658

(h)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Embarq Corp.	BOA	(1.370%	)	03/20/2014	0.560%	$	100	$(2)	$0	$(2)
Embarq Corp.	BRC	(1.000%	)	06/20/2013	0.356%		300	(2)	(5)	3
Embarq Corp.	DUB	(1.425%	)	03/20/2014	0.560%		500	(9)	0	(9)
Embarq Corp.	DUB	(1.270%	)	03/20/2014	0.560%		600	(9)	0	(9)
Embarq Corp.	DUB	(1.250%	)	03/20/2014	0.560%		300	(4)	0	(4)
Embarq Corp.	MYC	(1.300%	)	03/20/2014	0.560%		200	(3)	0	(3)
Goodrich Corp.	DUB	(0.510%	)	09/20/2016	0.124%		2,100	(36)	0	(36)
JPMorgan Chase & Co.	DUB	(2.750%	)	03/20/2014	0.736%		1,000	(41)	0	(41)
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.462%		2,300	16	0	16

								$(90)	$(5)	$(85)

Credit Default Swaps on Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Brazil Government International Bond	CBK	1.000%	09/20/2021	1.531%	$	6,000	$(261)	$(258)	$(3)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-5 7-Year Index 10-15%	MYC	(0.143%	)	12/20/2012	$	7,800	$(6)	$0	$(6)
CMBX.NA.AAA.4 Index	GST	(0.350%	)	02/17/2051		4,300	300	645	(345)

							$294	$645	$(351)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-5 10-Year Index 10-15%	MYC	0.463%	12/20/2015	$	5,600	$(380)	$0	$(380)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	101

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	500	$3	$1	$2
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		900	7	1	6
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		2,500	55	3	52
Pay	1-Year BRL-CDI	11.860%	01/02/2014	BOA		12,200	272	7	265
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		1,300	31	4	27
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		1,700	48	1	47
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		1,200	31	1	30
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		1,000	27	2	25
Pay	1-Year BRL-CDI	9.930%	01/02/2015	UAG		300	0	0	0
Pay	1-Year BRL-CDI	9.980%	01/02/2015	JPM		900	1	0	1
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		8,300	16	14	2
Pay	1-Year BRL-CDI	10.605%	01/02/2015	MYC		5,200	36	30	6
Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	BRC	AUD	1,200	70	(6)	76
Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	DUB		800	47	(4)	51
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	UAG	MXN	15,900	88	51	37

							$732	$105	$627

Total Return Swaps on Securities
Pay/Receive	Underlying Reference	# of Shares	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index Fund	1,858,450	3-Month USD-LIBOR plus a specified spread	$	102,029	09/28/2012	JPM	$0
Receive	iShares MSCI EAFE Index Fund	687,928	3-Month USD-LIBOR plus a specified spread		35,868	01/31/2013	JPM	1,856

								$1,856

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares disclosed.

(i)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	4,500	$11	$1

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 3.500% due 05/01/2027	BRC	$	98.500	05/10/2012	$	11,000	$1	$0
Put - OTC Ginnie Mae 3.500% due 05/01/2042	DUB		96.000	05/14/2012		8,000	1	0

							$2	$0

102	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(j)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	4,500	$26	$(2)
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		500	3	(3)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		500	12	(12)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		6,900	44	(45)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		6,900	170	(161)

								$255	$(223)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	102	$65,400	EUR	0	$575
Sales	160	78,100		39,000	880
Closing Buys	(127)	(113,000)		(26,000)	(978)
Expirations	(8)	(5,000)		0	(43)
Exercised	(127)	(6,200)		(13,000)	(179)

Balance at 03/31/2012	0	$19,300	EUR	0	$255

(k)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	05/01/2042	$5,000	$5,205	$(5,233)
Freddie Mac	5.500%	04/01/2042	6,000	6,502	(6,504)
Freddie Mac	5.500%	05/01/2042	6,000	6,493	(6,512)
Ginnie Mae	5.500%	05/01/2042	2,900	3,228	(3,235)

				$21,428	$(21,484)

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	23,115	05/2012	HUS	$322	$0	$322
Sell	BRL	3,289	04/2012	JPM	90	0	90
Buy		3,289	04/2012	MSC	0	(105)	(105)
Sell		3,289	06/2012	MSC	104	0	104
Sell	CHF	10,881	05/2012	CBK	0	(115)	(115)
Buy	CLP	8,500	08/2012	MSC	0	0	0
Buy	CNY	1,940	06/2012	CBK	2	0	2
Buy		2,950	02/2013	DUB	0	(3)	(3)
Buy		2,032	02/2013	GST	0	(3)	(3)
Buy		3,318	02/2013	JPM	0	(4)	(4)
Buy		39,444	02/2013	UAG	0	(26)	(26)
Buy		3,669	08/2013	UAG	0	(3)	(3)
Sell	DKK	11,663	05/2012	DUB	0	(14)	(14)
Sell	EUR	11,390	04/2012	BRC	80	0	80
Buy		13,111	04/2012	CBK	209	0	209
Sell		13,636	04/2012	CBK	123	0	123
Buy		9,995	04/2012	DUB	21	0	21
Buy		4,618	04/2012	FBF	43	0	43
Sell		7,486	04/2012	FBF	83	0	83
Buy		7,953	04/2012	JPM	85	0	85
Buy		3,002	04/2012	MSC	10	0	10
Sell		3,845	04/2012	RBC	29	0	29
Buy		10,067	04/2012	UAG	58	0	58
Sell		11,395	04/2012	UAG	0	(46)	(46)
Sell		12,102	05/2012	CBK	0	(154)	(154)
Sell		4,668	05/2012	DUB	0	(12)	(12)
Sell		4,618	05/2012	FBF	0	(43)	(43)
Sell		7,571	05/2012	JPM	0	(82)	(82)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	103

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	3,002	05/2012	MSC	$0	$(10)	$(10)
Sell		5,489	05/2012	UAG	0	(1)	(1)
Buy	GBP	5,826	04/2012	BRC	112	0	112
Buy		7,809	04/2012	DUB	172	0	172
Buy		3,105	04/2012	FBF	16	0	16
Sell		13,209	04/2012	FBF	0	(200)	(200)
Buy		4,054	04/2012	GSC	1	0	1
Sell		13,210	04/2012	HUS	0	(242)	(242)
Buy		5,625	04/2012	UAG	76	0	76
Sell		5,727	05/2012	BRC	0	(111)	(111)
Sell		4,235	05/2012	DUB	0	(66)	(66)
Sell		3,105	05/2012	FBF	0	(16)	(16)
Sell		4,054	05/2012	GSC	0	(1)	(1)
Sell		4,053	05/2012	UAG	0	(55)	(55)
Buy	HKD	4,653	05/2012	CBK	0	(1)	(1)
Buy		5,427	05/2012	DUB	0	(1)	(1)
Sell		31,446	05/2012	HUS	6	0	6
Buy		4,652	05/2012	JPM	0	(1)	(1)
Sell	ILS	1,119	07/2012	DUB	0	0	0
Sell		3,848	07/2012	MSC	0	(13)	(13)
Buy	INR	73,269	07/2012	JPM	0	(23)	(23)
Sell		70,462	07/2012	MSC	43	0	43
Sell	JPY	754,453	05/2012	BRC	44	0	44
Sell		1,804,258	05/2012	HUS	161	0	161
Sell	KRW	67,703	07/2012	UAG	1	0	1
Buy	MXN	37	06/2012	HUS	0	0	0
Sell		114	06/2012	HUS	0	0	0
Buy	MYR	16	04/2012	JPM	0	0	0
Sell	NOK	5,725	05/2012	UAG	15	0	15
Sell	NZD	384	05/2012	WST	1	0	1
Sell	SEK	25,533	05/2012	BRC	0	(46)	(46)
Sell	SGD	2,868	05/2012	CBK	18	0	18
Buy		2,346	05/2012	DUB	0	(13)	(13)
Sell		3,285	05/2012	DUB	20	0	20

					$1,945	$(1,410)	$535

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$26,373	$0	$26,373
Industrials	0	12,305	0	12,305
Municipal Bonds & Notes
California	0	1,567	0	1,567
Ohio	0	525	0	525
South Carolina	0	1,801	0	1,801
Texas	0	214	0	214
U.S. Government Agencies	0	58,280	1,410	59,690
U.S. Treasury Obligations	0	62,547	0	62,547
Mortgage-Backed Securities	0	22,438	0	22,438
Asset-Backed Securities	0	5,973	340	6,313
Sovereign Issues	0	12,584	0	12,584
Exchange-Traded Funds	5,316	0	0	5,316
Short-Term Instruments
Repurchase Agreements	0	1,983	0	1,983
U.S. Treasury Bills	0	4,188	0	4,188
PIMCO Short-Term Floating NAV Portfolios	3,520	0	0	3,520
Purchased Options
Interest Rate Contracts	0	1	0	1
	$8,836	$210,779	$1,750	$221,365

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short Sales, at value	$0	$(21,484)	$0	$(21,484)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	19	0	19
Equity Contracts	0	1,856	0	1,856
Foreign Exchange Contracts	0	1,945	0	1,945
Interest Rate Contracts	10	1,285	0	1,295
	$10	$5,105	$0	$5,115

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,706)	0	(1,706)
Foreign Exchange Contracts	0	(1,410)	0	(1,410)
Interest Rate Contracts	0	(223)	0	(223)
	$0	$(3,339)	$0	$(3,339)

Totals	$8,846	$191,061	$1,750	$201,657

104	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
U.S. Government Agencies	$0	$1,387	$0	$(2)	$0	$25	$0	$0	$1,410	$25
Asset-Backed Securities	899	0	(338)	0	0	0	340	(561)	340	0

	$899	$1,387	$(338)	$(2)	$0	$25	$340	$(561)	$1,750	$25

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(217)	$0	$0	$0	$134	$83	$0	$0	$0	$0

Totals	$682	$1,387	$(338)	$(2)	$134	$108	$340	$(561)	$1,750	$25

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1	$1
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	262	262
Unrealized appreciation on foreign currency contracts	0	0	0	1,945	0	1,945
Unrealized appreciation on OTC swap agreements	0	19	1,856	0	627	2,502

	$0	$19	$1,856	$1,945	$890	$4,710

Liabilities:
Written options outstanding	$0	$0	$0	$0	$223	$223
Variation margin payable on financial derivative instruments (2)	0	15	0	0	0	15
Unrealized depreciation on foreign currency contracts	0	0	0	1,410	0	1,410
Unrealized depreciation on OTC swap agreements	0	838	0	0	0	838

	$0	$853	$0	$1,410	$223	$2,486

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts	$0	$0	$0	$0	$157	$157
Net realized gain on written options	0	48	23	9	447	527
Net realized gain (loss) on swaps	0	831	(1,432)	0	(3,998)	(4,599)
Net realized (loss) on foreign currency transactions	0	0	0	(4,991)	0	(4,991)

	$0	$879	$(1,409)	$(4,982)	$(3,394)	$(8,906)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	105

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(34)	$(34)
Net change in unrealized appreciation on futures contracts	0	0	0	0	133	133
Net change in unrealized appreciation (depreciation) on written options	0	0	(10)	0	337	327
Net change in unrealized appreciation (depreciation) on swaps	0	(904)	(612)	0	1,443	(73)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,643	0	1,643

	$0	$(904)	$(622)	$1,643	$1,879	$1,996

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $10 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(210) as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$255	$(460)	$(205)
BRC	226	(270)	(44)
CBK	(179)	0	(179)
DUB	(154)	0	(154)
FBF	(117)	0	(117)
GLM	(1)	0	(1)
GST	297	(450)	(153)
HUS	328	(290)	38
JPM	1,993	(10,600)	(8,607)
MSC	29	(125)	(96)
MYC	(353)	272	(81)
RBC	29	0	29
UAG	110	(230)	(120)
WST	1	0	1

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

106	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 24.9%

BANKING & FINANCE 19.9%
Ally Financial, Inc.
0.000% due 12/01/2012		$500	$485
4.500% due 02/11/2014		900	903
7.500% due 12/31/2013		100	106
7.500% due 09/15/2020		100	108
8.300% due 02/12/2015		100	109
American General Institutional Capital
8.125% due 03/15/2046		100	103
American International Group, Inc.
5.050% due 10/01/2015		400	427
5.450% due 05/18/2017		1,800	1,939
5.850% due 01/16/2018		300	327
6.400% due 12/15/2020		700	793
8.250% due 08/15/2018		1,900	2,286
Banco do Brasil S.A.
3.359% due 07/02/2014		200	198
Banco Santander Brasil S.A.
2.574% due 03/18/2014		600	589
4.250% due 01/14/2016		300	301
Banco Santander Chile
2.162% due 01/19/2016		1,000	955
Bank of America Corp.
0.833% due 08/15/2016		400	341
4.500% due 04/01/2015		1,700	1,762
5.650% due 05/01/2018		1,200	1,282
6.000% due 09/01/2017		10	11
6.500% due 08/01/2016		800	880
Bank of India
4.750% due 09/30/2015		700	716
Bank of Montreal
2.850% due 06/09/2015		200	211
Bank of Nova Scotia
1.650% due 10/29/2015		100	102
Banque PSA Finance S.A.
2.368% due 04/04/2014		500	483
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	207
6.500% due 03/10/2021		200	209
7.250% due 04/22/2020		400	425
Bear Stearns Cos. LLC
7.250% due 02/01/2018		200	241
BNP Paribas S.A.
1.482% due 01/10/2014		1,000	980
Capital One Capital
10.250% due 08/15/2039		400	413
CBA Capital Trust
5.805% due 08/29/2049		2,500	2,515
6.024% due 03/29/2049		100	95
CIT Group, Inc.
5.250% due 04/01/2014		100	103
Citigroup, Inc.
2.027% due 01/13/2014		400	398
5.000% due 09/15/2014		1,700	1,761
5.625% due 08/27/2012		3,500	3,559
5.850% due 07/02/2013		100	105
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		1,600	1,569
Credit Agricole S.A.
8.375% due 10/29/2049		300	280
Deutsche Bank AG
1.532% due 09/22/2015	EUR	300	379
Export-Import Bank of Korea
4.000% due 01/29/2021		$200	198
5.875% due 01/14/2015		600	657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		$400	$438
7.800% due 06/01/2012		100	101
8.000% due 12/15/2016		200	232
8.700% due 10/01/2014		100	113
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	134
Goldman Sachs Group, Inc.
1.492% due 01/30/2017		700	833
1.527% due 02/07/2014		$2,400	2,358
5.250% due 07/27/2021		400	397
5.950% due 01/18/2018		100	108
6.150% due 04/01/2018		100	108
6.250% due 09/01/2017		100	110
International Lease Finance Corp.
6.750% due 09/01/2016		200	215
Intesa Sanpaolo SpA
2.892% due 02/24/2014		400	390
IPIC GMTN Ltd.
5.000% due 11/15/2020		300	308
JPMorgan Chase & Co.
1.067% due 09/26/2013	EUR	100	133
6.000% due 01/15/2018		$30	35
7.900% due 04/29/2049		500	550
KeyBank N.A.
7.413% due 10/15/2027		3,600	4,029
Korea Finance Corp.
3.250% due 09/20/2016		600	606
LBG Capital PLC
7.875% due 11/01/2020		900	819
8.000% due 12/29/2049		200	174
Lloyds TSB Bank PLC
2.911% due 01/24/2014		1,000	997
Macquarie Bank Ltd.
6.625% due 04/07/2021		2,900	2,915
Macquarie Group Ltd.
7.300% due 08/01/2014		500	536
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		200	218
6.875% due 04/25/2018		100	111
MetLife Institutional Funding
1.368% due 04/04/2014		1,500	1,506
Morgan Stanley
1.321% due 03/01/2013	EUR	1,400	1,848
1.651% due 01/16/2017		200	231
6.250% due 08/28/2017		$100	105
National Australia Bank Ltd.
1.301% due 04/11/2014		2,300	2,293
Nationwide Building Society
6.250% due 02/25/2020		200	208
Nordea Eiendomskreditt A/S
1.003% due 04/07/2015		800	778
Northern Rock Asset Management PLC
5.625% due 06/22/2017		1,100	1,191
Pricoa Global Funding
0.673% due 09/27/2013		100	99
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	110
Rabobank Group
6.875% due 03/19/2020	EUR	4,100	5,290
11.000% due 12/29/2049		$75	96
RCI Banque S.A.
2.451% due 04/11/2014		1,500	1,451
Regions Financial Corp.
6.375% due 05/15/2012		390	395
Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		100	82

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Scotland International Finance BV
4.250% due 05/23/2013	$400	$402
Springleaf Finance Corp.
6.900% due 12/15/2017	100	79
SSIF Nevada LP
1.267% due 04/14/2014	3,700	3,674
State Bank of India
4.500% due 10/23/2014	800	822
4.500% due 07/27/2015	100	104
Stone Street Trust
5.902% due 12/15/2015	200	201
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016	200	187
Westpac Banking Corp.
1.200% due 03/31/2014	900	900
Weyerhaeuser Co.
7.375% due 03/15/2032	1,000	1,066

		69,597

INDUSTRIALS 3.4%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	700	817
Anheuser-Busch InBev Worldwide, Inc.
1.107% due 01/27/2014	1,400	1,408
4.125% due 01/15/2015	600	651
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
7.000% due 05/07/2020	1,000	1,129
CSN Resources S.A.
6.500% due 07/21/2020	400	450
Dell, Inc.
5.650% due 04/15/2018	100	117
DP World Sukuk Ltd.
6.250% due 07/02/2017	1,100	1,163
Eli Lilly & Co.
4.200% due 03/06/2014	1,000	1,067
GTL Trade Finance, Inc.
7.250% due 10/20/2017	700	810
HCA, Inc.
7.875% due 02/15/2020	300	331
International Business Machines Corp.
5.700% due 09/14/2017	400	482
Kraft Foods, Inc.
6.125% due 02/01/2018	100	120
Oracle Corp.
5.750% due 04/15/2018	200	243
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	700	676
Suncor Energy, Inc.
6.100% due 06/01/2018	200	241
UAL Pass-Through Trust
10.400% due 05/01/2018	77	87
UST LLC
5.750% due 03/01/2018	1,100	1,204
Vale Overseas Ltd.
5.625% due 09/15/2019	400	449

		11,761

UTILITIES 1.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	300	370
BellSouth Corp.
4.463% due 04/26/2021	5,300	5,312

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	107

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TNK-BP Finance S.A.
6.625% due 03/20/2017	$100	$111

		5,793

Total Corporate Bonds & Notes (Cost $85,859)		87,151

MUNICIPAL BONDS & NOTES 5.8%

CALIFORNIA 2.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	133
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	500	580
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,293
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	514
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.943% due 07/01/2040	1,800	2,055
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	400	451

		8,026

COLORADO 1.4%
Denver Public Schools, Colorado Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	4,300	4,923

ILLINOIS 0.6%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	900	982
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,000	1,231

		2,213

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	132

NEW JERSEY 0.6%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.474% due 06/15/2013	700	701
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,369

		2,070

NEW YORK 0.7%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,000	1,176
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	$1,000	$1,243

		2,530

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	82

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	300	368

Total Municipal Bonds & Notes (Cost $17,197)		20,344

U.S. GOVERNMENT AGENCIES 62.7%
Fannie Mae
0.592% due 07/25/2037	471	471
0.622% due 07/25/2037	464	464
0.642% due 09/25/2035	587	581
0.692% due 09/25/2035	393	393
0.982% due 03/25/2040	798	806
1.250% due 01/30/2017	3,200	3,210
3.500% due 05/01/2042	21,000	21,512
4.000% due 11/01/2024 - 05/01/2042	69,797	73,223
4.500% due 05/01/2039 - 05/01/2042	31,632	33,685
5.000% due 06/01/2035 - 05/01/2042	11,805	12,756
5.375% due 06/12/2017	100	120
5.500% due 09/01/2023 - 04/01/2042	36,367	39,630
6.000% due 04/01/2042	100	110
7.500% due 04/01/2024 - 11/01/2037	1,016	1,197
Freddie Mac
0.282% due 12/25/2036	27	27
0.392% due 07/15/2019	23	23
0.625% due 12/29/2014	3,200	3,207
0.952% due 10/15/2037	214	215
2.375% due 01/13/2022	100	98
4.500% due 06/01/2039 - 09/01/2041	15,618	16,575
5.500% due 08/23/2017 - 05/01/2040	4,370	4,773
6.000% due 04/01/2040 - 05/01/2042	1,050	1,155
Ginnie Mae
6.000% due 12/15/2038	651	735
Small Business Administration
5.290% due 12/01/2027	127	142
5.720% due 01/01/2029	2,018	2,313
6.020% due 08/01/2028	2,004	2,309

Total U.S. Government Agencies (Cost $218,669)		219,730

U.S. TREASURY OBLIGATIONS 23.5%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)	805	871
0.750% due 02/15/2042 (g)(h)	7,122	6,783
1.750% due 01/15/2028	3,138	3,747
2.000% due 01/15/2026 (g)(h)	5,939	7,281
2.375% due 01/15/2025	1,323	1,683

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027 (g)		$10,341	$13,273
2.500% due 01/15/2029 (e)(g)(h)		8,129	10,735
U.S. Treasury Notes
0.250% due 03/31/2014 (a)		7,500	7,488
0.875% due 01/31/2017		11,800	11,728
0.875% due 02/28/2017 (g)		15,800	15,688
1.250% due 02/15/2014		2,000	2,034
3.375% due 11/15/2019		1,000	1,116

Total U.S. Treasury Obligations (Cost $81,768)			82,427

MORTGAGE-BACKED SECURITIES 5.5%
Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	2,906	3,868
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		$95	89
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 04/10/2049		538	551
Citigroup Mortgage Loan Trust, Inc.
0.312% due 01/25/2037		12	7
2.530% due 03/25/2036		1,340	1,135
5.328% due 08/25/2035		750	713
Countrywide Alternative Loan Trust
0.402% due 02/25/2047		52	33
0.442% due 06/25/2037		180	119
1.159% due 02/25/2036		19	13
Countrywide Home Loan Mortgage Pass-Through Trust
2.746% due 11/25/2034		22	18
2.776% due 02/20/2035		27	23
5.500% due 11/25/2035		255	232
European Loan Conduit
1.207% due 05/15/2019	EUR	1,741	1,991
Granite Mortgages PLC
1.416% due 09/20/2044	GBP	166	257
1.470% due 01/20/2044		37	57
1.584% due 01/20/2044	EUR	24	31
GS Mortgage Securities Corp.
1.103% due 03/06/2020		$54	54
1.260% due 03/06/2020		1,000	984
GSR Mortgage Loan Trust
5.132% due 11/25/2035		40	39
Harborview Mortgage Loan Trust
0.412% due 12/19/2036		1,694	918
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		195	203
4.717% due 02/15/2046		300	333
JPMorgan Mortgage Trust
2.762% due 08/25/2034		440	414
5.015% due 02/25/2035		18	18
5.315% due 07/25/2035		301	305
5.750% due 01/25/2036		70	66
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.542% due 06/15/2022		683	664
Merrill Lynch Mortgage Investors, Inc.
5.242% due 09/25/2035		586	527
Morgan Stanley Capital
5.610% due 04/15/2049		306	315
Structured Adjustable Rate Mortgage Loan Trust
2.590% due 04/25/2035		529	414
Structured Asset Securities Corp.
2.772% due 10/25/2035		705	558
Titan Europe PLC
1.370% due 10/23/2016	GBP	1,543	2,153

108	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates
0.889% due 01/25/2047		$55	$35
2.724% due 09/25/2046		103	80
2.724% due 10/25/2046		100	77
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036		1,040	860
5.429% due 12/25/2036		1,173	1,115

Total Mortgage-Backed Securities (Cost $20,397)			19,269

ASSET-BACKED SECURITIES 5.2%
Asset-Backed Securities Corp. Home Equity
0.517% due 09/25/2034		8	7
Bear Stearns Asset-Backed Securities Trust
0.322% due 10/25/2036		3	3
0.442% due 12/25/2036		600	401
Citibank Omni Master Trust
2.342% due 05/16/2016		4,400	4,411
2.992% due 08/15/2018		1,700	1,792
Citigroup Mortgage Loan Trust, Inc.
0.302% due 07/25/2045		66	45
0.352% due 08/25/2036		13	12
Countrywide Asset-Backed Certificates
0.422% due 09/25/2036		106	88
Credit-Based Asset Servicing and Securitization LLC
0.362% due 07/25/2037		19	16
Duane Street CLO
0.773% due 11/08/2017		3,202	3,129
Globaldrive BV
2.808% due 08/20/2017	EUR	1,057	1,433
HSBC Home Equity Loan Trust
0.392% due 03/20/2036		$391	361
1.182% due 11/20/2036		1,042	1,021
JPMorgan Mortgage Acquisition Corp.
0.302% due 03/25/2047		21	18
Morgan Stanley ABS Capital
0.292% due 07/25/2036		8	2
Octagon Investment Partners Ltd.
0.844% due 12/02/2016		1,239	1,227
SLM Student Loan Trust
1.136% due 12/15/2023	EUR	1,173	1,465
3.492% due 05/16/2044		$441	$458
3.500% due 08/17/2043		534	525
Soundview Home Equity Loan Trust
0.302% due 11/25/2036		11	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Texas Higher Education Authority, Inc.
1.061% due 10/01/2020		$1,500	1,487
Venture CDO Ltd.
0.781% due 07/22/2021		400	371

Total Asset-Backed Securities (Cost $18,404)			18,275

SOVEREIGN ISSUES 2.0%
Brazil Government International Bond
12.500% due 01/05/2022	BRL	300	219
Canada Housing Trust
3.800% due 06/15/2021	CAD	300	332
Korea Development Bank
3.500% due 08/22/2017		$200	204
Korea Housing Finance Corp.
4.125% due 12/15/2015		300	317
Province of British Columbia Canada
4.300% due 06/18/2042	CAD	100	115
Province of Ontario Canada
3.150% due 06/02/2022		400	402
4.000% due 06/02/2021		900	974
4.200% due 06/02/2020		100	110
4.300% due 03/08/2017		100	110
Province of Quebec Canada
2.750% due 08/25/2021		$2,400	2,413
3.500% due 12/01/2022	CAD	1,100	1,131
4.250% due 12/01/2021		100	110
4.500% due 12/01/2018		300	336
4.500% due 12/01/2020		100	112

Total Sovereign Issues (Cost $6,774)			6,885

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
2.829% due 12/31/2049		2	15

Total Preferred Securities (Cost $21)			15

SHORT-TERM INSTRUMENTS 8.8%

CERTIFICATES OF DEPOSIT 0.8%
Banco Bradesco S.A.
1.955% due 01/24/2013		300	302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco do Brasil S.A.
0.000% due 05/15/2012		$1,400	$1,398
Itau Unibanco Holding S.A.
0.000% due 05/09/2012		900	899
0.000% due 05/10/2012		400	399

			2,998

REPURCHASE AGREEMENTS 0.8%
Banc of America Securities LLC
0.050% due 04/02/2012		2,700	2,700

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $2,757. Repurchase proceeds are $2,700.)

MEXICO TREASURY BILLS 5.1%
4.500% due 04/26/2012 (b)	MXN	228,400	17,800

U.S. TREASURY BILLS 0.1%
0.025% due 04/05/2012 (e)		$320	320

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 2.0%
PIMCO Short-Term Floating NAV Portfolio		713,312	7,148

Total Short-Term Instruments (Cost $30,523)			30,966

PURCHASED OPTIONS (j) 0.0%
(Cost $9)			0

Total Investments 138.4% (Cost $479,621)			$485,062

Written Options (k) (0.1%) (Premiums $1,040)			(328)

Other Assets and Liabilities (Net) (38.3%)			(134,285)

Net Assets 100.0%			$350,449

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $605 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $16,015 at a weighted average interest rate of 0.097%. On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $12,181 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index June Futures	Long	06/2012	1,892	$2,482
U.S. Treasury 10-Year Note June Futures	Long	06/2012	103	(161)

				$2,321

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	109

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

(h)	Centrally cleared swap agreements outstanding on March 31, 2012: Securities with an aggregate market value of $2,517 and cash of $21 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017	$	78,500	$ (360)	$35

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	$	11,500	$784	$572

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.876%	$	500	$2	$(7)	$9
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.032%		1,200	(1)	(2)	1
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.032%		1,800	(1)	(5)	4
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.876%		1,000	4	(10)	14
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.032%		1,800	(2)	(3)	1
Brazil Government International Bond	GST	1.000%	06/20/2015	0.876%		500	2	(7)	9
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.032%		1,300	(1)	(2)	1
France Government Bond	BOA	0.250%	03/20/2016	1.423%		2,900	(130)	(88)	(42)
France Government Bond	GST	0.250%	03/20/2016	1.423%		3,900	(174)	(241)	67
France Government Bond	HUS	0.250%	09/20/2016	1.526%		300	(16)	(11)	(5)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		700	(28)	(14)	(14)
France Government Bond	UAG	0.250%	12/20/2015	1.378%		2,900	(117)	(157)	40
France Government Bond	UAG	0.250%	09/20/2016	1.526%		100	(6)	(4)	(2)
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.212%		2,200	(17)	(23)	6
General Electric Capital Corp.	BRC	4.700%	12/20/2013	0.779%		1,700	118	0	118
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.779%		300	19	0	19
General Electric Capital Corp.	CBK	4.850%	12/20/2013	0.779%		900	65	0	65
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.779%		900	63	0	63
Indonesia Government International Bond	BOA	1.000%	06/20/2016	1.346%		800	(11)	(15)	4
Indonesia Government International Bond	BOA	1.000%	06/20/2021	2.138%		300	(27)	(22)	(5)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	1.346%		600	(8)	(10)	2
Indonesia Government International Bond	CBK	1.000%	06/20/2016	1.346%		100	(1)	(2)	1
Indonesia Government International Bond	CBK	1.000%	06/20/2021	2.138%		100	(9)	(7)	(2)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.138%		200	(18)	(14)	(4)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	1.346%		200	(2)	(3)	1
Indonesia Government International Bond	JPM	1.000%	06/20/2016	1.346%		100	(2)	(2)	0
Indonesia Government International Bond	JPM	1.000%	06/20/2021	2.138%		600	(53)	(42)	(11)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%		300	(26)	(21)	(5)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%		300	3	4	(1)
Japan Government International Bond	BOA	1.000%	03/20/2017	0.961%		1,300	3	(9)	12
Japan Government International Bond	GST	1.000%	03/20/2017	0.961%		300	1	(2)	3
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		700	6	6	0
Japan Government International Bond	MYC	1.000%	03/20/2017	0.961%		500	1	(4)	5
MetLife, Inc.	CBK	1.000%	12/20/2014	1.565%		100	(2)	(2)	0
MetLife, Inc.	DUB	1.000%	03/20/2018	2.169%		1,000	(62)	(57)	(5)
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.476%		400	(15)	(17)	2
Mexico Government International Bond	CBK	1.000%	06/20/2016	0.987%		3,100	3	0	3
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.954%		600	2	(4)	6
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.987%		2,000	2	5	(3)
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.954%		800	2	(6)	8
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.954%		1,000	2	(6)	8
Prudential Financial, Inc.	GST	1.000%	09/20/2016	1.500%		700	(15)	(14)	(1)
Republic of Germany	CBK	0.250%	12/20/2016	0.651%		200	(4)	(8)	4
Republic of Germany	GST	0.250%	12/20/2016	0.651%		400	(8)	(16)	8
Republic of Germany	UAG	0.250%	06/20/2016	0.547%		1,300	(16)	(44)	28
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		1,300	30	15	15
United Kingdom Gilt	CBK	1.000%	12/20/2016	0.556%		2,300	48	9	39
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%		200	5	4	1
United Kingdom Gilt	GST	1.000%	12/20/2016	0.556%		1,500	31	4	27

110	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%	$	400	$9	$2	$7
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		200	4	3	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.269%		500	11	3	8
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		400	9	7	2

							$(327)	$(839)	$512

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
iTraxx Europe Senior Financials 17 Index	BRC	(1.000%	)	06/20/2017	EUR	4,200	$310	$273	$37
iTraxx Europe Senior Financials 17 Index	CBK	(1.000%	)	06/20/2017		600	44	39	5

							$354	$312	$42

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	5,400	$508	$508	$0
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		1,000	93	130	(37)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		500	47	62	(15)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		96	0	0	0
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		193	4	0	4

						$652	$700	$(48)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	400	$2	$0	$2
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		1,300	5	(1)	6
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	19	0	19
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,400	30	1	29
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		1,700	36	2	34
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		1,700	35	4	31
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		1,100	23	(2)	25
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		500	11	1	10
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	7	1	6
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		800	20	1	19
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		3,500	89	4	85
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		2,900	79	4	75
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		5,000	123	7	116
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		7,500	193	5	188
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		200	2	1	1
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		800	6	(2)	8

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	111

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC	BRL	400	$3	$(1)	$4
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		600	6	0	6
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		500	5	0	5
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		200	2	0	2
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		400	7	0	7
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	6	0	6
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		300	10	0	10
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		200	7	1	6
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		1,200	45	6	39
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	4	1	3
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BPS		3,900	132	0	132
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,600	63	11	52
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	BRC	AUD	100	(1)	0	(1)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK		100	0	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		200	(2)	(1)	(1)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC	MXN	1,100	0	0	0

							$967	$43	$924

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	Russell 2000 Index	51,446	3-Month USD-LIBOR less a specified spread	$	179,760	10/15/2012	JPM	$14,335

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(j)	Purchased options outstanding on March 31, 2012:

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.000% due 05/01/2042	BRC	$95.500	05/07/2012	$	34,000	$4	$0
Put - OTC Fannie Mae 4.500% due 05/01/2042	BRC	97.500	05/07/2012		36,000	4	0
Put - OTC Fannie Mae 5.500% due 05/01/2042	BRC	102.500	05/07/2012		11,000	1	0

						$9	$0

(k)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	2,600	$15	$(1)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		3,300	13	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	11	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		500	2	(1)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		4,800	34	(20)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	9	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	9	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		3,700	10	(6)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,700	42	(1)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,100	45	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	25	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,000	23	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		6,600	69	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,400	16	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		1,900	20	(5)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,800	32	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,600	45	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		500	6	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		1,200	14	(6)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		6,000	41	(41)

112	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012	$	4,600	$23	$(22)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		3,300	31	(22)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		9,800	127	(46)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		1,700	9	(12)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		700	7	(5)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		700	14	(16)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		1,100	14	(5)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		7,200	43	(34)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		1,800	8	(12)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,000	9	(7)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,000	19	(23)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		8,700	121	(41)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		800	5	0

								$1,036	$(327)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$	300	$4	$(1)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	582	$60,300	$934
Sales	683	174,000	1,259
Closing Buys	(810)	(111,900)	(887)
Expirations	0	0	0
Exercised	(455)	(14,800)	(266)

Balance at 03/31/2012	0	$107,600	$1,040

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	500	04/2012	CBK	$16	$0	$16
Sell	BRL	2,112	04/2012	JPM	58	0	58
Buy		2,112	04/2012	MSC	0	(67)	(67)
Sell		2,112	06/2012	MSC	67	0	67
Sell	CAD	3,790	06/2012	BRC	33	0	33
Buy	CNY	639	06/2012	BRC	1	0	1
Sell		464	06/2012	BRC	0	0	0
Buy		10,945	06/2012	CBK	13	0	13
Sell		5,031	06/2012	CBK	3	0	3
Buy		638	06/2012	DUB	0	0	0
Sell		630	06/2012	DUB	0	0	0
Sell		3,776	06/2012	FBF	2	0	2
Buy		5,115	06/2012	HUS	10	0	10
Sell		3,154	06/2012	HUS	1	0	1
Buy		25,464	06/2012	JPM	34	(2)	32
Sell		2,552	06/2012	JPM	1	(5)	(4)
Buy		639	06/2012	MSC	1	0	1
Sell		13,240	06/2012	UAG	6	(2)	4
Sell		14,594	02/2013	BRC	9	0	9
Buy	EUR	300	04/2012	BRC	2	0	2
Buy		1,805	04/2012	CBK	18	0	18
Sell		200	04/2012	DUB	0	(1)	(1)
Buy		200	04/2012	HUS	1	0	1
Sell		1,805	04/2012	HUS	0	(16)	(16)
Sell		8,550	05/2012	BRC	0	(109)	(109)
Buy		785	05/2012	BSN	19	0	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	113

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	729	05/2012	CBK	$7	$0	$7
Sell		3,563	05/2012	CBK	0	(67)	(67)
Buy		1,959	05/2012	DUB	21	(2)	19
Buy		1,325	05/2012	JPM	14	0	14
Buy		501	05/2012	MSC	5	0	5
Buy		224	05/2012	UAG	3	0	3
Sell		13,354	05/2012	UAG	0	(83)	(83)
Buy	GBP	2,529	04/2012	DUB	39	0	39
Sell		3,277	04/2012	HUS	0	(60)	(60)
Buy		420	04/2012	JPM	2	0	2
Buy		428	04/2012	UAG	6	0	6
Buy		100	05/2012	CBK	0	0	0
Buy		200	05/2012	DUB	2	0	2
Sell		2,529	05/2012	DUB	0	(39)	(39)
Buy		213	05/2012	JPM	2	0	2
Sell	IDR	673,000	07/2012	BRC	0	(1)	(1)
Sell		61,882	07/2012	GST	0	0	0
Buy		10,920,372	07/2012	HUS	0	(26)	(26)
Sell		4,299,000	07/2012	HUS	0	(4)	(4)
Sell		5,886,490	07/2012	UAG	0	(13)	(13)
Sell	MXN	228,400	04/2012	BRC	0	(588)	(588)
Buy		391	06/2012	HUS	0	0	0
Sell		4,298	06/2012	MSC	1	0	1
Buy		11,242	06/2012	UAG	13	0	13
Sell	MYR	759	04/2012	CBK	0	(2)	(2)
Buy		759	04/2012	JPM	0	(3)	(3)
Sell	SGD	605	05/2012	DUB	4	0	4

					$414	$(1,090)	$(676)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$69,399	$198	$69,597
Industrials	0	11,673	88	11,761
Utilities	0	5,793	0	5,793
Municipal Bonds & Notes
California	0	8,026	0	8,026
Colorado	0	4,923	0	4,923
Illinois	0	2,213	0	2,213
Nevada	0	132	0	132
New Jersey	0	2,070	0	2,070
New York	0	2,530	0	2,530
Ohio	0	82	0	82
Texas	0	368	0	368
U.S. Government Agencies	0	215,474	4,256	219,730
U.S. Treasury Obligations	0	82,427	0	82,427
Mortgage-Backed Securities	0	19,269	0	19,269
Asset-Backed Securities	0	18,275	0	18,275
Sovereign Issues	0	6,885	0	6,885
Preferred Securities
Banking & Finance	0	0	15	15
Short-Term Instruments
Certificates of Deposit	0	2,998	0	2,998
Repurchase Agreements	0	2,700	0	2,700
Mexico Treasury Bills	0	17,800	0	17,800

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
U.S. Treasury Bills	$0	$320	$0	$320
PIMCO Short-Term Floating NAV Portfolios	7,148	0	0	7,148
Purchased Options
Interest Rate Contracts	0	0	0	0
	$7,148	$473,357	$4,557	$485,062

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	693	0	693
Equity Contracts	2,482	14,335	0	16,817
Foreign Exchange Contracts	0	414	0	414
Interest Rate Contracts	0	1,498	0	1,498
	$2,482	$16,940	$0	$19,422

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(152)	0	(152)
Foreign Exchange Contracts	0	(1,090)	0	(1,090)
Interest Rate Contracts	(161)	(329)	(1)	(491)
	$(161)	$(1,571)	$(1)	$(1,733)

Totals	$9,469	$488,726	$4,556	$502,751

114	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,002	$0	$0	$(1)	$0	$(25)	$0	$(778)	$198	$(2)
Industrials	108	0	(17)	0	0	(3)	0	0	88	0
U.S. Government Agencies	0	4,257	0	0	0	(1)	0	0	4,256	(2)
Asset-Backed Securities	3,073	0	0	17	0	38	0	(3,128)	0	0
Sovereign Issues	467	0	0	0	0	0	0	(467)	0	0
Preferred Securities
Banking & Finance	15	0	0	0	0	0	0	0	15	0

	$4,665	$4,257	$(17)	$16	$0	$9	$0	$(4,373)	$4,557	$(4)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(106)	$0	$0	$0	$65	$40	$0	$0	$(1)	$1

Totals	$4,559	$4,257	$(17)	$16	$65	$49	$0	$(4,373)	$4,556	$(3)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$187	$187
Unrealized appreciation on foreign currency contracts	0	0	0	414	0	414
Unrealized appreciation on OTC swap agreements	0	658	14,335	0	926	15,919

	$0	$658	$14,335	$414	$1,113	$16,520

Liabilities:
Written options outstanding	$0	$0	$0	$0	$328	$328
Variation margin payable on financial derivative instruments (2)	0	60	549	0	43	652
Unrealized depreciation on foreign currency contracts	0	0	0	1,090	0	1,090
Unrealized depreciation on OTC swap agreements	0	152	0	0	2	154

	$0	$212	$549	$1,090	$373	$2,224

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	115

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(8)	$0	$(38)	$(46)
Net realized gain on futures contracts	0	0	18,350	0	5,029	23,379
Net realized gain (loss) on written options	0	3	0	0	(685)	(682)
Net realized (loss) on swaps	0	(1,685)	(6,007)	0	(11,131)	(18,823)
Net realized (loss) on foreign currency transactions	0	0	0	(618)	0	(618)

	$0	$(1,682)	$12,335	$(618)	$(6,825)	$3,210

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(12)	$(12)
Net change in unrealized (depreciation) on futures contracts	0	0	(6,050)	0	(268)	(6,318)
Net change in unrealized appreciation on written options	0	0	0	0	803	803
Net change in unrealized appreciation (depreciation) on swaps	0	(5)	6,412	0	1,285	7,692
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,045)	0	(1,045)

	$0	$(5)	$362	$(1,045)	$1,808	$1,120

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,321 and open centrally cleared swaps cumulative appreciation/(depreciation) of $607 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(165)	$285	$120
BPS	157	(100)	57
BRC	280	(360)	(80)
BSN	19	0	19
CBK	115	0	115
DUB	18	0	18
FBF	90	(280)	(190)
GLM	110	(130)	(20)
GST	(163)	320	157
HUS	67	(260)	(193)
JPM	14,396	(14,830)	(434)
MSC	7	(95)	(88)
MYC	216	(500)	(284)
RBC	89	0	89
RYL	(71)	0	(71)
SOG	11	0	11
UAG	(199)	0	(199)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

116	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.5%
Boyd Gaming Corp.
6.000% due 12/17/2015		$1,000	$1,011
Colfax Corp.
4.500% due 01/13/2019		998	1,000
Health Management Associates, Inc.
4.500% due 11/18/2018		1,297	1,289
Pharmaceutical Product Development, Inc.
6.250% due 12/05/2018		998	1,011
Springleaf Finance Corp.
5.500% due 05/10/2017		2,300	2,123

Total Bank Loan Obligations (Cost $6,286)			6,434

CORPORATE BONDS & NOTES 12.7%

BANKING & FINANCE 6.6%
American International Group, Inc.
5.850% due 01/16/2018		200	218
Banco Santander Chile
2.162% due 01/19/2016		100	95
Bank of America Corp.
5.650% due 05/01/2018		2,100	2,244
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,800	2,173
DNB Bank ASA
3.200% due 04/03/2017 (b)		1,000	1,005
Eksportfinans ASA
1.430% due 02/12/2013		600	583
1.600% due 03/20/2014	JPY	16,000	180
1.875% due 04/02/2013		$200	195
2.375% due 05/25/2016		300	265
3.000% due 11/17/2014		2,100	1,991
Export-Import Bank of Korea
2.274% due 03/21/2015		1,600	1,599
Ford Motor Credit Co. LLC
8.700% due 10/01/2014		500	567
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		3,000	3,431
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022		300	300
HSBC Holdings PLC
4.875% due 01/14/2022		800	849
International Lease Finance Corp.
5.000% due 09/15/2012		100	101
7.125% due 09/01/2018		500	547
JPMorgan Chase & Co.
4.400% due 07/22/2020		1,200	1,247
Lloyds TSB Bank PLC
12.000% due 12/29/2049		100	105
Morgan Stanley
5.500% due 01/26/2020		3,400	3,320
Prudential Covered Trust
2.997% due 09/30/2015		1,200	1,214
Royal Bank of Scotland Group PLC
6.934% due 04/09/2018	EUR	800	1,004
SLM Corp.
0.860% due 01/27/2014		$300	287
5.000% due 04/15/2015		200	204
5.375% due 05/15/2014		500	516
8.450% due 06/15/2018		1,200	1,344
Weyerhaeuser Co.
7.375% due 10/01/2019		1,500	1,723

			27,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 5.2%
Altria Group, Inc.
9.250% due 08/06/2019		$1,600	$2,154
American Tower Corp.
4.500% due 01/15/2018		700	736
5.050% due 09/01/2020		200	207
7.000% due 10/15/2017		700	816
Anadarko Petroleum Corp.
8.700% due 03/15/2019		1,500	1,972
Anglo American Capital PLC
9.375% due 04/08/2014		1,500	1,727
Boston Scientific Corp.
6.000% due 01/15/2020		1,600	1,839
Dow Chemical Co.
8.550% due 05/15/2019		100	131
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021		200	208
Georgia-Pacific LLC
5.400% due 11/01/2020		1,700	1,900
LyondellBasell Industries NV
5.000% due 04/15/2019 (b)		1,000	1,003
MGM Resorts International
6.750% due 04/01/2013		2,200	2,280
NBCUniversal Media LLC
5.150% due 04/30/2020		2,400	2,720
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		150	174
Rogers Communications, Inc.
6.800% due 08/15/2018		1,500	1,869
Transocean, Inc.
6.000% due 03/15/2018		1,800	1,995

			21,731

UTILITIES 0.9%
Cellco Partnership
8.500% due 11/15/2018		1,400	1,925
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	800	1,021
Verizon Communications, Inc.
6.100% due 04/15/2018		$800	964

			3,910

Total Corporate Bonds & Notes (Cost $51,406)			52,948

MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 0.0%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036		150	174

ILLINOIS 0.1%
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014		200	208

LOUISIANA 0.1%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045		300	325

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.500% due 08/01/2031		100	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.3%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	$1,000	$1,254
6.814% due 11/15/2040	200	254
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.846% due 06/01/2040	900	1,100
6.271% due 12/01/2037	100	128
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	200	255
6.124% due 06/15/2042	100	113
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.250% due 06/15/2044	1,150	1,280
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2038	800	883
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	171

		5,438

OHIO 0.3%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	700	935
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	308

		1,243

PENNSYLVANIA 0.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2011
5.500% due 12/01/2041	100	113

Total Municipal Bonds & Notes (Cost $7,519)		7,608

U.S. GOVERNMENT AGENCIES 25.6%
Fannie Mae
0.612% due 05/25/2037	253	252
0.792% due 09/25/2041	903	905
0.912% due 03/25/2038	1,919	1,933
0.942% due 07/25/2036	94	94
2.500% due 04/01/2027	1,000	1,011
3.500% due 10/01/2013 - 05/01/2042	9,041	9,416
4.000% due 01/01/2015 - 04/01/2042	11,636	12,296
4.500% due 12/01/2033 - 05/01/2042	23,835	25,395
5.000% due 06/01/2035 - 05/01/2042	18,213	19,660
5.500% due 12/01/2036 - 05/01/2042	21,819	23,771
5.808% due 03/25/2037 (a)	969	133
5.908% due 11/25/2039 (a)	1,282	181
6.000% due 05/01/2024	1,708	1,852
6.138% due 03/25/2037 (a)	2,595	422
6.958% due 02/25/2037 (a)	819	126
9.578% due 11/25/2040	309	305
Freddie Mac
0.762% due 12/15/2041	2,497	2,501
0.792% due 01/15/2042	2,427	2,432
1.000% due 03/08/2017	2,200	2,171

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	117

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/15/2034	$698	$788
6.328% due 09/15/2036 (a)	1,143	162
6.587% due 04/14/2042 (b)	400	395
9.216% due 01/15/2042	371	371
10.377% due 02/15/2040	421	422
12.475% due 02/15/2041	57	57

Total U.S. Government Agencies (Cost $106,652)		107,051

U.S. TREASURY OBLIGATIONS 47.5%
U.S. Treasury Bonds
3.125% due 02/15/2042	200	191
3.750% due 08/15/2041	10,600	11,420
U.S. Treasury Notes
0.125% due 08/31/2013	14,700	14,668
0.500% due 08/15/2014 (d)	36,800	36,866
0.875% due 12/31/2016	4,300	4,278
0.875% due 01/31/2017	10,300	10,237
0.875% due 02/28/2017	6,700	6,652
1.000% due 08/31/2016	30,000	30,127
1.500% due 08/31/2018	37,000	37,087
1.500% due 03/31/2019 (b)	8,900	8,831
2.125% due 08/15/2021	38,100	38,058

Total U.S. Treasury Obligations (Cost $200,037)		198,415

MORTGAGE-BACKED SECURITIES 6.4%
American Home Mortgage Investment Trust
2.241% due 02/25/2045	780	638
Banc of America Funding Corp.
5.500% due 08/25/2035	72	73
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	3,593	3,362
5.673% due 02/24/2051	200	222
Banc of America Mortgage Securities, Inc.
2.879% due 05/25/2033	528	480
2.926% due 02/25/2034	196	179
2.931% due 01/25/2035	273	241
5.365% due 06/25/2035	253	236
Bear Stearns Adjustable Rate Mortgage Trust
2.520% due 02/25/2036	170	153
5.142% due 08/25/2035	478	470
Citigroup Commercial Mortgage Trust
5.737% due 06/14/2050	150	168
Citigroup Mortgage Loan Trust, Inc.
2.450% due 09/25/2035	841	741
2.580% due 10/25/2035	125	112
Countrywide Home Loan Mortgage Pass-Through Trust
0.572% due 02/25/2035	123	80
2.672% due 10/20/2034	236	180
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020	247	250
5.000% due 11/25/2034	82	82
Credit Suisse Mortgage Capital Certificates
5.599% due 04/12/2049	128	132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
0.742% due 02/25/2035	$1,655	$1,224
DLJ Commercial Mortgage Corp.
6.040% due 11/12/2031	279	283
G-Force LLC
5.158% due 12/25/2039	367	363
Greenpoint Mortgage Funding Trust
0.322% due 01/25/2047^	50	49
GS Mortgage Securities Corp.
5.162% due 12/10/2043	1,200	1,373
GSR Mortgage Loan Trust
2.677% due 09/25/2035	900	723
2.683% due 11/25/2035	415	368
2.716% due 12/25/2034	217	205
5.132% due 11/25/2035	160	155
5.250% due 07/25/2035	409	400
5.500% due 01/25/2037	1,193	1,159
JPMorgan Chase Commercial Mortgage Securities Corp.
2.142% due 11/15/2028	1,400	1,420
JPMorgan Mortgage Trust
2.761% due 07/25/2035	1,928	1,762
LB-UBS Commercial Mortgage Trust
6.143% due 04/15/2041	1,400	1,644
Merrill Lynch Mortgage Investors, Inc.
2.273% due 02/25/2033	641	631
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	97	90
Morgan Stanley Capital
4.661% due 06/15/2044	250	277
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036	80	67
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037	900	805
RBSCF Trust
5.336% due 05/16/2047	220	240
5.420% due 01/16/2049	150	167
5.467% due 09/16/2039	600	664
5.695% due 09/16/2040	150	169
5.882% due 06/16/2049	200	228
5.899% due 02/16/2051	300	338
Sequoia Mortgage Trust
0.993% due 05/20/2034	452	383
Structured Asset Securities Corp.
0.742% due 12/25/2033	63	60
2.623% due 02/25/2034	1,451	1,313
5.000% due 05/25/2035	767	748
WaMu Mortgage Pass-Through Certificates
2.724% due 08/25/2046	607	429
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 02/25/2035	1,069	948

Total Mortgage-Backed Securities (Cost $24,899)		26,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.8%
Citibank Omni Master Trust
2.342% due 05/16/2016		$400	$401
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		425	448
IXIS Real Estate Capital Trust
0.582% due 02/25/2036		212	181
JPMorgan Mortgage Acquisition Corp.
0.432% due 05/25/2035		368	331
Morgan Stanley Dean Witter Capital
1.222% due 02/25/2033		753	593
SLM Student Loan Trust
1.146% due 06/17/2024	EUR	1,070	1,320

Total Asset-Backed Securities (Cost $3,214)			3,274

SOVEREIGN ISSUES 0.7%
Russia Government International Bond
4.500% due 04/04/2022 (b)		$1,800	1,801
5.625% due 04/04/2042 (b)		1,000	997

Total Sovereign Issues (Cost $2,762)			2,798

SHORT-TERM INSTRUMENTS 22.4%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/02/2012		628	628

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $644. Repurchase proceeds are $628.)

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 22.2%
PIMCO Short-Term Floating NAV Portfolio		9,258,913	92,784

Total Short-Term Instruments (Cost $93,411)			93,412

PURCHASED OPTIONS (g) 0.0%
(Cost $314)			73

Total Investments 119.4% (Cost $496,500)			$498,497

Written Options (h) (0.2%) (Premiums $1,011)			(1,030)

Other Assets and Liabilities (Net) (19.2%)			(80,005)

Net Assets 100.0%			$417,462

Notes to Schedule of Investments (amounts in thousands*, except number of units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,076 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

118	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(e)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $4,237 at a weighted average interest rate of (0.045%). On March 31, 2012, there were no open reverse repurchase agreements.
(f)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MCDX-17 5-Year Index	CBK	1.000%	12/20/2016	$	3,800	$(72)	$(147)	$75
MCDX-17 5-Year Index	GST	1.000%	12/20/2016		2,200	(42)	(78)	36

						$(114)	$(225)	$111

Credit Default Swaps on Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Republic of Korea	FBF	1.000%	12/20/2012	0.320%	$	100	$0	$(1)	$1
Russia Government International Bond	BRC	1.000%	12/20/2012	0.447%		100	1	(1)	2

							$1	$(2)	$3

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	34,100	$227	$(11)	$238
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		11,100	86	8	78

							$313	$(3)	$316

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	ERAUSST Index	254,090	1-Month USD-LIBOR less a specified spread	$	402,436	09/28/2012	BOA	$12,399

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(g)	Purchased options outstanding on March 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	CBK	$	1.320	04/26/2012	EUR	9,800	$314	$73

(h)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013	$	22,000	$229	$(145)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		22,000	394	(513)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		2,600	31	(36)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		2,600	49	(41)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		8,400	97	(115)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		8,400	163	(133)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	119

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013	$	1,600	$22	$(22)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		1,600	26	(25)

								$1,011	$(1,030)

Transactions in written call and put options for the period ended March 31, 2012:

	Notional Amount	Premium
Balance at 09/30/2011	$0	$0
Sales	72,600	1,050
Closing Buys	(3,400)	(39)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2012	$69,200	$1,011

(i)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2027	$3,000	$3,146	$(3,148)
Fannie Mae	4.000%	04/01/2027	5,000	5,292	(5,299)

				$8,438	$(8,447)

(j)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	5,020	04/2012	HUS	$162	$0	$162
Buy		2,630	04/2012	JPM	0	(56)	(56)
Buy	CNY	35,798	10/2012	HUS	9	0	9
Buy		53,474	10/2012	JPM	53	0	53
Sell	EUR	1,515	04/2012	BRC	0	(79)	(79)
Buy		4,662	04/2012	CBK	96	0	96
Sell		3,880	04/2012	CBK	0	(90)	(90)
Sell		3,573	04/2012	DUB	0	(181)	(181)
Buy		2,670	04/2012	HUS	24	0	24
Sell		2,737	04/2012	UAG	0	(165)	(165)
Buy		2,670	05/2012	CBK	27	0	27
Sell	JPY	14,963	06/2012	CBK	1	0	1

					$372	$(571)	$(199)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$6,434	$0	$6,434
Corporate Bonds & Notes
Banking & Finance	0	25,708	1,599	27,307
Industrials	0	21,731	0	21,731
Utilities	0	3,910	0	3,910
Municipal Bonds & Notes
California	0	174	0	174
Illinois	0	208	0	208
Louisiana	0	325	0	325
Massachusetts	0	107	0	107
New York	0	5,438	0	5,438
Ohio	0	1,243	0	1,243
Pennsylvania	0	113	0	113

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
U.S. Government Agencies	$0	$106,656	$395	$107,051
U.S. Treasury Obligations	0	198,415	0	198,415
Mortgage-Backed Securities	0	26,121	363	26,484
Asset-Backed Securities	0	3,274	0	3,274
Sovereign Issues	0	2,798	0	2,798
Short-Term Instruments
Repurchase Agreements	0	628	0	628
PIMCO Short-Term Floating NAV Portfolios	92,784	0	0	92,784
Purchased Options
Foreign Exchange Contracts	0	73	0	73
	$92,784	$403,356	$2,357	$498,497

Short Sales, at value	$0	$(8,447)	$0	$(8,447)

120	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$114	$0	$114
Equity Contracts	0	12,399	0	12,399
Foreign Exchange Contracts	0	372	0	372
Interest Rate Contracts	0	316	0	316
	$0	$13,201	$0	$13,201

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(571)	$0	$(571)
Interest Rate Contracts	0	(1,030)	0	(1,030)
	$0	$(1,601)	$0	$(1,601)

Totals	$92,784	$406,509	$2,357	$501,650

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 09/30/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,600	$0	$0	$0	$(1)	$0	$0	$1,599	$(1)
U.S. Government Agencies	0	395	0	0	0	0	0	0	395	0
Mortgage-Backed Securities	0	456	(107)	0	4	10	0	0	363	10

Totals	$0	$2,451	$(107)	$0	$4	$9	$0	$0	$2,357	$9

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$73	$0	$73
Unrealized appreciation on foreign currency contracts	0	0	0	372	0	372
Unrealized appreciation on OTC swap agreements	0	114	12,399	0	316	12,829

	$0	$114	$12,399	$445	$316	$13,274

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1,030	$1,030
Unrealized depreciation on foreign currency contracts	0	0	0	571	0	571

	$0	$0	$0	$571	$1,030	$1,601

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(15)	$(15)
Net realized gain on futures contracts	0	0	0	0	52	52
Net realized gain on written options	0	0	0	0	27	27
Net realized gain on swaps	0	28	46,250	0	0	46,278
Net realized gain on foreign currency transactions	0	0	0	400	0	400

	$0	$28	$46,250	$400	$64	$46,742

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	121

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund (Cont.)

March 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(240)	$0	$(240)
Net change in unrealized (depreciation) on written options	0	0	0	0	(19)	(19)
Net change in unrealized appreciation on swaps	0	114	12,399	0	316	12,829
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(198)	0	(198)

	$0	$114	$12,399	$(438)	$297	$12,372

(1)	See note 5 in the Notes to Financial Statements for additional information.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$12,399	$(14,140)	$(1,741)
BRC	(736)	807	71
CBK	(42)	0	(42)
DUB	(429)	268	(161)
GST	(42)	0	(42)
HUS	195	0	195
JPM	(3)	0	(3)
MYC	39	0	39
UAG	62	0	62

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

122	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.8%
Springleaf Finance Corp.
5.500% due 05/10/2017		$12,400	$11,447

Total Bank Loan Obligations (Cost $12,012)			11,447

CORPORATE BONDS & NOTES 15.1%

BANKING & FINANCE 9.3%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		2,000	1,942
Ally Financial, Inc.
3.874% due 06/20/2014		900	882
4.500% due 02/11/2014		900	903
8.300% due 02/12/2015		2,000	2,183
American Express Co.
4.875% due 07/15/2013		1,500	1,571
American Express Credit Corp.
7.300% due 08/20/2013		1,700	1,840
BNP Paribas S.A.
0.983% due 04/08/2013		500	496
BPCE S.A.
2.277% due 02/07/2014		11,700	11,445
BRFkredit A/S
0.817% due 04/15/2013		8,400	8,404
Citigroup, Inc.
0.745% due 06/09/2016		3,800	3,338
2.510% due 08/13/2013		12,800	12,843
4.750% due 05/31/2017	EUR	600	702
General Electric Capital Corp.
0.624% due 12/28/2018		$2,600	2,229
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		2,000	1,827
0.961% due 07/22/2015		400	374
1.527% due 02/07/2014		9,900	9,726
HSBC USA, Inc.
2.375% due 02/13/2015		6,000	6,045
ING Bank NV
1.875% due 06/09/2014		1,300	1,287
International Lease Finance Corp.
6.375% due 03/25/2013		2,187	2,258
Intesa Sanpaolo SpA
2.892% due 02/24/2014		1,800	1,757
JPMorgan Chase & Co.
3.150% due 07/05/2016		100	103
JPMorgan Chase Bank N.A.
0.804% due 06/13/2016		700	651
Lloyds TSB Bank PLC
2.911% due 01/24/2014		4,200	4,186
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		8,200	8,198
MetLife Institutional Funding
1.368% due 04/04/2014		8,200	8,234
Morgan Stanley
0.883% due 01/09/2014		800	761
1.047% due 10/15/2015		1,600	1,441
National Australia Bank Ltd.
1.083% due 07/08/2014		2,300	2,309
1.301% due 04/11/2014		7,300	7,278
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		2,500	2,505
SLM Corp.
1.206% due 06/17/2013	EUR	2,000	2,588
5.125% due 08/27/2012		$900	907
5.375% due 01/15/2013		500	510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Societe Generale S.A.
1.631% due 04/11/2014	$500	$477
SSIF Nevada LP
1.267% due 04/14/2014	11,700	11,618
UBS AG
1.553% due 01/28/2014	1,700	1,694
Wachovia Corp.
0.937% due 10/15/2016	4,500	4,187
Wells Fargo & Co.
7.980% due 03/29/2049	2,600	2,844
Westpac Banking Corp.
1.200% due 03/31/2014	3,600	3,599

		136,142

INDUSTRIALS 4.5%
Anheuser-Busch InBev Worldwide, Inc.
1.107% due 01/27/2014	4,600	4,626
Daimler Finance North America LLC
1.083% due 03/28/2014	13,300	13,228
1.674% due 09/13/2013	1,200	1,205
DISH DBS Corp.
6.625% due 10/01/2014	1,000	1,095
7.125% due 02/01/2016	200	222
7.750% due 05/31/2015	12,800	14,608
EOG Resources, Inc.
1.287% due 02/03/2014	4,400	4,436
Hanson Australia Funding Ltd.
5.250% due 03/15/2013	900	923
HCA, Inc.
6.500% due 02/15/2020	300	316
HJ Heinz Co.
5.350% due 07/15/2013	8,300	8,803
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	300	353
Masco Corp.
5.875% due 07/15/2012	700	705
MeadWestvaco Corp.
6.850% due 04/01/2012	1,000	1,000
Pemex Project Funding Master Trust
1.080% due 12/03/2012	3,600	3,596
PulteGroup, Inc.
5.250% due 01/15/2014	400	414
Telefonica Emisiones S.A.U.
0.861% due 02/04/2013	1,500	1,471
Time Warner Cable, Inc.
5.400% due 07/02/2012	3,600	3,641
Volkswagen International Finance NV
0.918% due 10/01/2012	4,300	4,305
Whirlpool Corp.
8.000% due 05/01/2012	1,000	1,005

		65,952

UTILITIES 1.3%
BellSouth Corp.
4.463% due 04/26/2021	18,000	18,041
NRG Energy, Inc.
8.250% due 09/01/2020	700	693
Qwest Corp.
3.724% due 06/15/2013	500	508

		19,242

Total Corporate Bonds & Notes (Cost $218,710)		221,336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.1%

NEW JERSEY 1.1%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.474% due 06/15/2013	$15,200	$15,216

Total Municipal Bonds & Notes (Cost $15,200)		15,216

U.S. GOVERNMENT AGENCIES 42.2%
Fannie Mae
0.362% due 03/25/2034	770	766
0.492% due 05/25/2037	1,955	1,947
0.592% due 03/25/2037 - 07/25/2037	2,402	2,399
0.602% due 03/25/2037	1,323	1,322
0.622% due 07/25/2037	1,905	1,905
0.642% due 05/25/2031 - 09/25/2035	2,516	2,499
0.652% due 09/25/2035	3,084	3,057
0.687% due 02/25/2037	2,608	2,609
0.872% due 05/25/2040	4,576	4,595
0.942% due 10/25/2037	3,472	3,495
0.962% due 06/25/2037	1,181	1,188
0.972% due 06/25/2040	17,004	17,096
0.982% due 03/25/2040	3,363	3,395
0.992% due 03/25/2038 - 01/25/2040	32,107	32,535
1.062% due 12/25/2039	2,678	2,711
1.125% due 04/27/2017	2,400	2,387
1.142% due 07/25/2039	2,521	2,551
1.250% due 01/30/2017	1,000	1,003
1.382% due 07/01/2044	159	160
2.111% due 11/01/2035	261	272
2.350% due 04/01/2035	1,298	1,368
2.471% due 04/01/2018	6	6
2.475% due 05/01/2022	2	2
2.675% due 12/01/2033	412	440
3.500% due 05/01/2042	12,000	12,293
4.000% due 06/01/2013 - 03/01/2041	53,256	56,206
4.280% due 11/01/2028	30	32
4.328% due 11/01/2027	24	25
4.351% due 04/01/2028	21	23
4.372% due 07/01/2028	20	21
4.489% due 11/01/2028	37	40
4.500% due 04/01/2029 - 05/01/2042	197,311	210,082
4.517% due 12/01/2036	953	1,003
4.668% due 09/01/2034	740	796
4.743% due 02/01/2027	3	3
5.000% due 12/01/2023 - 10/01/2041	105,745	114,410
5.250% due 09/15/2016	100	119
5.500% due 12/01/2034	345	379
5.717% due 08/01/2029	19	20
6.000% due 06/01/2017 - 04/01/2042	21,570	23,852
7.000% due 02/01/2015 - 03/01/2015	187	196
7.500% due 09/01/2015 - 05/01/2016	187	200
8.000% due 03/01/2030 - 07/01/2031	89	97
Freddie Mac
0.542% due 02/15/2037	213	213
0.572% due 02/15/2037	520	519

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	123

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.582% due 02/15/2037	$974	$972
0.592% due 12/15/2030	127	127
0.642% due 06/15/2018	158	158
0.792% due 07/15/2041	12,488	12,512
0.812% due 06/15/2041	11,925	11,952
0.842% due 10/15/2037	852	856
0.852% due 07/15/2037	4,178	4,196
0.912% due 08/15/2037	4,051	4,073
0.942% due 08/15/2037	8,305	8,360
0.952% due 10/15/2037	2,012	2,024
0.962% due 05/15/2037 - 09/15/2037	9,014	9,060
0.992% due 08/15/2036	1,685	1,698
1.000% due 03/08/2017 (g)(h)	6,900	6,809
1.092% due 11/15/2039 - 12/15/2039	1,554	1,569
1.097% due 01/15/2038	2,593	2,618
1.369% due 02/25/2045	1,151	1,100
2.022% due 06/01/2022	6	6
2.249% due 12/01/2022	19	19
2.474% due 06/01/2035	1,621	1,717
3.097% due 07/01/2019	169	171
4.500% due 04/01/2042	1,000	1,061
4.875% due 06/13/2018	100	119
5.000% due 12/01/2026 - 04/01/2042	1,844	1,987
5.500% due 07/01/2038	292	318
6.000% due 03/01/2016 - 02/01/2034	1,972	2,205
6.500% due 10/25/2043	1,421	1,602
8.500% due 04/01/2025	2	2
Ginnie Mae
0.642% due 09/20/2030	2	2
1.625% due 08/20/2022 - 12/20/2027	1,227	1,269
2.375% due 02/20/2026 - 02/20/2028	540	559
2.500% due 04/20/2041	22,430	23,291
3.500% due 07/20/2018	72	75
8.000% due 04/20/2030	102	128
NCUA Guaranteed Notes
0.693% due 10/07/2020	3,867	3,873

Total U.S. Government Agencies (Cost $612,646)		616,725

U.S. TREASURY OBLIGATIONS 9.3%
U.S. Treasury Inflation Protected Securities (c)(g)
0.125% due 04/15/2016	11,912	12,592
0.500% due 04/15/2015 (e)(h)	24,266	25,748
0.625% due 07/15/2021	5,028	5,441
U.S. Treasury Notes
0.875% due 01/31/2017	46,200	45,918
0.875% due 02/28/2017 (h)	32,100	31,872
1.375% due 11/30/2018 (g)(h)	15,100	14,954

Total U.S. Treasury Obligations (Cost $135,692)		136,525

MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	567	531
Bank Mart
2.287% due 03/01/2019 (l)	319	251
Bear Stearns Adjustable Rate Mortgage Trust
2.625% due 04/25/2033	218	209
2.808% due 11/25/2034	1,447	1,233
2.851% due 01/25/2034	1,126	1,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 01/25/2034		$37	$30
2.888% due 02/25/2033		46	41
Bear Stearns Alt-A Trust
2.826% due 09/25/2035		396	264
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036		1,297	765
2.845% due 12/26/2046		708	404
Citigroup Mortgage Loan Trust, Inc.
2.530% due 10/25/2035		2,811	2,340
2.660% due 05/25/2035		910	847
Countrywide Alternative Loan Trust
0.422% due 05/25/2047		1,157	690
Credit Suisse First Boston Mortgage Securities Corp.
0.929% due 03/25/2032		209	160
2.568% due 06/25/2032		24	15
4.871% due 06/25/2032		9	8
Fund America Investors Corp.
2.282% due 06/25/2023		3	3
Granite Master Issuer PLC
0.342% due 12/20/2054		783	751
0.866% due 12/20/2054	GBP	822	1,259
Granite Mortgages PLC
1.416% due 09/20/2044		699	1,080
1.470% due 01/20/2044		110	171
1.584% due 01/20/2044	EUR	133	173
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		$88	84
0.512% due 11/25/2045		405	251
GS Mortgage Securities Corp.
1.260% due 03/06/2020		2,300	2,264
GSR Mortgage Loan Trust
0.592% due 01/25/2034		121	117
Harborview Mortgage Loan Trust
0.432% due 01/19/2038		2,702	1,757
Impac CMB Trust
1.002% due 10/25/2033		47	40
1.242% due 07/25/2033		803	740
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		700	709
JPMorgan Mortgage Trust
5.067% due 09/25/2035		852	835
Lehman Mortgage Trust
0.562% due 08/25/2036		5,201	3,989
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		613	446
Morgan Stanley Capital
0.302% due 10/15/2020		33	33
Prime Mortgage Trust
0.642% due 02/25/2019		19	19
0.642% due 02/25/2034		258	233
Resecuritization Mortgage Trust
0.492% due 04/26/2021		1	1
Salomon Brothers Mortgage Securities, Inc.
2.696% due 12/25/2030		381	364
Structured Adjustable Rate Mortgage Loan Trust
2.724% due 09/25/2035		4,738	3,796
Structured Asset Mortgage Investments, Inc.
0.492% due 07/19/2035		1,217	1,088
0.522% due 02/25/2036		628	352
9.110% due 06/25/2029		455	479
Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020		1,894	1,794
0.332% due 09/15/2021		5,888	5,667
5.271% due 12/15/2044		4,000	4,477
WaMu Mortgage Pass-Through Certificates
0.512% due 12/25/2045		601	494
0.532% due 10/25/2045		342	275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.562% due 01/25/2045		$4,718	$3,973
1.159% due 02/25/2046		3,165	2,472
1.359% due 11/25/2042		117	102
1.559% due 06/25/2042		424	348
2.474% due 02/27/2034		1,101	1,089
Wells Fargo Mortgage-Backed Securities Trust
2.648% due 01/25/2035		836	791

Total Mortgage-Backed Securities (Cost $56,020)			51,442

ASSET-BACKED SECURITIES 5.8%
Aames Mortgage Investment Trust
1.817% due 01/25/2035		2,043	2,035
AFC Home Equity Loan Trust
0.792% due 06/25/2028		276	146
AMMC CDO
0.709% due 08/08/2017		3,291	3,192
Asset-Backed Funding Certificates
0.722% due 06/25/2035		2,318	2,289
Bear Stearns Asset-Backed Securities Trust
0.332% due 06/25/2047		194	187
Chase Funding Mortgage Loan Asset-Backed Certificates
0.982% due 10/25/2032		139	115
Chase Issuance Trust
1.974% due 09/15/2015		5,200	5,315
Citibank Omni Master Trust
2.342% due 05/16/2016		11,478	11,507
2.992% due 08/15/2018		2,793	2,944
Citigroup Mortgage Loan Trust, Inc.
0.302% due 07/25/2045		1,711	1,170
Countrywide Asset-Backed Certificates
0.442% due 08/25/2034		1,677	1,498
Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032		254	196
Globaldrive BV
4.000% due 10/20/2016	EUR	20	27
Gulf Stream Compass CLO Ltd.
0.821% due 01/24/2020		$10,469	10,141
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.752% due 08/07/2021		7,300	7,055
HSBC Home Equity Loan Trust
0.512% due 01/20/2035		1,076	1,007
Illinois Student Assistance Commission
1.040% due 04/25/2017		1,806	1,802
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		49	40
Pacifica CDO Ltd.
0.819% due 01/26/2020		2,200	2,089
Panhandle-Plains Higher Education Authority, Inc.
1.598% due 10/01/2035		1,735	1,733
Sherwood Castle Funding PLC
1.086% due 03/15/2016	EUR	3,000	3,891
SLM Student Loan Trust
1.136% due 12/15/2023		5,112	6,385
3.500% due 08/17/2043		$8,633	8,488
Toyota Auto Receivables Owner Trust
1.270% due 12/16/2013		10,389	10,418
Wind River CLO Ltd.
0.804% due 12/19/2016		1,591	1,536

Total Asset-Backed Securities (Cost $86,685)			85,206

SOVEREIGN ISSUES 0.7%
Hydro Quebec
0.796% due 09/29/2049		1,200	949

124	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kommunalbanken A/S
0.853% due 03/27/2017		$6,400	$6,409
Korea Development Bank
0.773% due 11/22/2012		2,200	2,190
Province of Ontario Canada
4.000% due 06/02/2021	CAD	100	108

Total Sovereign Issues (Cost $9,742)			9,656

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
General Motors Co. (a)		1	0

Total Common Stocks (Cost $0)			0

CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		72,000	18

Total Convertible Preferred Securities (Cost $0)			18

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
DG Funding Trust
2.829% due 12/31/2049		913	6,835

Total Preferred Securities (Cost $9,564)			6,835

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 30.0%

CERTIFICATES OF DEPOSIT 3.2%
Banco do Brasil S.A.
0.000% due 05/15/2012		$6,000	5,991
Itau Unibanco Holding S.A.
0.000% due 05/09/2012		12,100	12,080
Royal Bank of Scotland Group PLC
1.942% due 10/15/2012		29,100	29,174

			47,245

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.050% due 04/02/2012		600	600
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $613. Repurchase proceeds are $600.)
State Street Bank and Trust Co.
0.010% due 04/02/2012		846	846
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $864. Repurchase proceeds are $846.)

			1,446

JAPAN TREASURY BILLS 0.4%
0.101% due 04/27/2012	JPY	470,000	5,678

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 4.4%
4.492% due 04/26/2012 - 06/28/2012 (b)	MXN	829,400	$64,424

U.S. TREASURY BILLS 0.2%
0.077% due 06/07/2012 - 01/10/2013 (b)(e)(g)(h)		$2,762	2,761

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 21.7%
PIMCO Short-Term Floating NAV Portfolio		31,649,172	317,156

Total Short-Term Instruments (Cost $438,242)			438,710

PURCHASED OPTIONS (j) 0.0%
(Cost $56)			24

Total Investments 109.0% (Cost $1,594,569)			$1,593,140

Written Options (k) (0.0%) (Premiums $295)			(73)

Other Assets and Liabilities (Net) (9.0%)			(130,872)

Net Assets 100.0%			$1,462,195

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $2,826 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $6,584 at a weighted average interest rate of (0.262%). On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $53,874 and cash of $1,826 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
E-mini S&P 500 Index June Futures	Long	06/2012	12,674	$29,753
S&P 500 Index June Futures	Long	06/2012	471	5,589

				$35,342

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $1,392 and cash of $5 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	10,864	$187	$(488)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		800	24	4
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017		44,600	(204)	20

					$ 7	$(464)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	125

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%	$	3,100	$24	$(15)	$39
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2013	0.606%		600	3	0	3
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	0.606%		1,800	6	0	6
Berkshire Hathaway Finance Corp.	FBF	0.850%	03/20/2013	0.606%		1,500	4	0	4
Berkshire Hathaway Finance Corp.	RYL	0.870%	03/20/2013	0.606%		1,500	4	0	4
Brazil Government International Bond	BOA	1.000%	09/20/2015	0.924%		1,600	5	(9)	14
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.924%		4,100	12	(48)	60
Brazil Government International Bond	BRC	1.000%	12/20/2015	0.965%		7,000	12	7	5
Brazil Government International Bond	DUB	1.000%	12/20/2015	0.965%		4,600	8	7	1
Brazil Government International Bond	FBF	1.000%	12/20/2015	0.965%		15,000	24	89	(65)
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.847%		7,900	38	(163)	201
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.847%		2,600	13	(56)	69
Brazil Government International Bond	MYC	1.000%	12/20/2015	0.965%		15,500	25	100	(75)
Brazil Government International Bond	UAG	1.000%	03/20/2015	0.847%		2,600	13	(55)	68
China Government International Bond	DUB	1.000%	09/20/2016	0.977%		26,600	35	181	(146)
Credit Agricole S.A.	DUB	3.000%	06/20/2016	4.534%	EUR	4,600	(346)	153	(499)
Credit Agricole S.A.	FBF	3.000%	06/20/2016	4.534%		3,400	(256)	106	(362)
Export-Import Bank of China	FBF	1.000%	12/20/2012	0.297%	$	2,000	11	(28)	39
France Government Bond	RYL	0.250%	12/20/2015	1.378%		27,600	(1,117)	(645)	(472)
Gazprom OAO Via Gazprom International S.A.	BRC	1.000%	12/20/2012	0.584%		2,400	9	(50)	59
Gazprom OAO Via Gazprom International S.A.	DUB	1.000%	12/20/2012	0.584%		1,900	6	(39)	45
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	0.584%		2,100	7	(43)	50
General Electric Capital Corp.	BPS	0.770%	03/20/2013	0.491%		1,400	4	0	4
General Electric Capital Corp.	BPS	4.600%	12/20/2013	0.779%		2,800	189	0	189
General Electric Capital Corp.	BPS	4.700%	12/20/2013	0.779%		600	42	0	42
General Electric Capital Corp.	BPS	1.000%	12/20/2015	1.176%		11,900	(72)	(497)	425
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.779%		700	40	0	40
General Electric Capital Corp.	CBK	4.200%	12/20/2013	0.779%		1,300	79	0	79
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.779%		800	50	0	50
General Electric Capital Corp.	DUB	4.230%	12/20/2013	0.779%		900	55	0	55
General Electric Capital Corp.	JPM	1.000%	03/20/2014	0.828%		5,800	22	(168)	190
General Electric Capital Corp.	MYC	0.750%	03/20/2013	0.491%		2,300	7	0	7
Indonesia Government International Bond	RYL	1.000%	12/20/2015	1.218%		14,600	(110)	(181)	71
Japan Government International Bond	BRC	1.000%	12/20/2015	0.737%		5,500	55	135	(80)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.737%		27,300	273	664	(391)
MBIA, Inc.	BOA	2.800%	12/20/2012	16.983%		600	(56)	0	(56)
MBIA, Inc.	DUB	3.400%	12/20/2012	16.983%		600	(53)	0	(53)
MetLife, Inc.	CBK	1.000%	12/20/2014	1.565%		300	(5)	(5)	0
MetLife, Inc.	FBF	1.000%	12/20/2014	1.565%		200	(3)	(3)	0
MetLife, Inc.	JPM	1.700%	03/20/2013	0.814%		1,000	9	0	9
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.915%		17,700	62	16	46
Michigan State General Obligation Notes, Series 2003	GST	0.440%	03/20/2018	1.327%		1,400	(65)	0	(65)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.549%		9,500	24	(118)	142
Prudential Financial, Inc.	BRC	1.800%	03/20/2013	0.621%		1,500	18	0	18
Prudential Financial, Inc.	DUB	1.000%	03/20/2016	1.408%		5,800	(88)	(110)	22
Prudential Financial, Inc.	FBF	1.870%	03/20/2013	0.621%		900	12	0	12
Prudential Financial, Inc.	FBF	1.960%	03/20/2013	0.621%		2,500	35	0	35
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	0.621%		1,600	28	0	28
Prudential Financial, Inc.	RYL	1.900%	03/20/2013	0.621%		600	7	0	7
Prudential Financial, Inc.	RYL	2.350%	03/20/2013	0.621%		600	11	0	11
Republic of Germany	GST	0.250%	03/20/2016	0.509%		5,500	(55)	(83)	28
Russia Government International Bond	JPM	1.000%	12/20/2012	0.447%		6,600	29	(73)	102
U.S. Treasury Notes	HUS	0.250%	09/20/2016	0.244%	EUR	19,000	9	(484)	493
United Kingdom Gilt	GST	1.000%	03/20/2015	0.269%	$	500	11	3	8
United Kingdom Gilt	GST	1.000%	03/20/2016	0.430%		3,300	75	55	20
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		200	4	3	1

							$(817)	$(1,354)	$537

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 16 Index	JPM	(1.000%	)	12/20/2016	EUR	15,800	$212	$290	$(78)

126	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	100	$10	$12	$(2)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		4,600	432	579	(147)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		2,000	204	260	(56)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,723	0	0	0
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		1,134	0	0	0
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		3,858	21	0	21
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		193	4	0	4
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		386	8	0	8
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	6	0	6
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		15,000	(197)	(309)	112

						$488	$542	$(54)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	27,200	$115	$(20)	$135
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		6,500	28	(2)	30
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		65,700	1,345	85	1,260
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		8,000	77	(10)	87

							$1,565	$53	$1,512

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Total Return Index	23,002	3-Month USD-LIBOR less a specified spread	$	54,170	06/08/2012	BOA	$1,736
Receive	S&P 500 Total Return Index	102,037	3-Month USD-LIBOR less a specified spread		230,164	01/31/2013	BOA	17,669
Receive	S&P 500 Total Return Index	45,000	3-Month USD-LIBOR less a specified spread		109,380	06/29/2012	BPS	0

								$19,405

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(j)	Purchased options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price/Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$115.000	05/25/2012	443	$4	$3
Put - CME S&P 500 Index June Futures	500.000	06/14/2012	910	25	11
Put - CME S&P 500 Index June Futures	525.000	06/14/2012	280	7	4
Put - CME S&P 500 Index June Futures	550.000	06/14/2012	210	6	3

				$42	$21

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	127

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.000% due 05/01/2042	RYM	$	96.000	05/07/2012	$	19,000	$3	$0
Put - OTC Fannie Mae 4.500% due 05/01/2042	RYM		99.000	05/07/2012		60,000	7	0
Put - OTC Fannie Mae 4.500% due 05/01/2042	BRC		102.000	05/07/2012		36,000	4	3

							$14	$3

(k)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012	$	1,900	$8	$(3)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		13,300	37	(24)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		3,400	20	(20)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		3,400	12	(12)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,100	26	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		900	7	0
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,000	119	(1)

								$229	$(60)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	1,700	$15	$(3)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		4,900	44	(8)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		1,000	7	(2)

							$66	$(13)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	174	$59,100	EUR	38,700	$845
Sales	80	185,200		0	819
Closing Buys	(244)	(209,700)		0	(1,220)
Expirations	0	0		0	0
Exercised	(10)	0		(21,700)	(149)

Balance at 03/31/2012	0	$34,600	EUR	17,000	$295

(l)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Mart	2.287%	03/01/2019	07/07/1995 - 06/12/1997	$319	$251	0.02%

(m)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	05/01/2042	$7,000	$7,555	$(7,551)
Freddie Mac	5.000%	05/01/2042	1,000	1,076	(1,076)

				$8,631	$(8,627)

(n)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,794	04/2012	CBK	$57	$0	$57
Sell	BRL	2,488	04/2012	JPM	68	0	68

128	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	2,488	04/2012	MSC	$0	$(79)	$(79)
Sell		2,488	06/2012	MSC	79	0	79
Buy	CNY	17,276	06/2012	BRC	35	0	35
Sell		6,828	06/2012	BRC	1	(5)	(4)
Buy		29,500	06/2012	CBK	37	(1)	36
Sell		18,867	06/2012	CBK	13	0	13
Buy		7,018	06/2012	DUB	0	0	0
Sell		1,889	06/2012	DUB	1	0	1
Sell		24,568	06/2012	FBF	10	0	10
Buy		24,974	06/2012	HUS	54	0	54
Sell		11,982	06/2012	HUS	4	(1)	3
Buy		46,067	06/2012	JPM	97	(3)	94
Sell		19,721	06/2012	JPM	5	(27)	(22)
Buy		1,278	06/2012	MSC	2	0	2
Sell		1,259	06/2012	MSC	1	0	1
Sell		40,999	06/2012	UAG	19	(11)	8
Sell		11,996	02/2013	BRC	7	0	7
Buy		13,889	02/2013	CBK	0	(6)	(6)
Sell		2,518	02/2013	FBF	2	0	2
Buy		7,572	02/2013	GST	0	(4)	(4)
Sell		6,947	02/2013	UAG	2	0	2
Buy	EUR	1,200	04/2012	BRC	7	0	7
Sell		5,070	04/2012	BRC	0	(263)	(263)
Buy		18,655	04/2012	CBK	190	0	190
Sell		3,745	04/2012	CBK	0	(203)	(203)
Sell		12,962	04/2012	DUB	0	(613)	(613)
Buy		1,000	04/2012	HUS	3	0	3
Sell		18,655	04/2012	HUS	0	(165)	(165)
Buy		2,009	04/2012	MSC	9	0	9
Sell		184	04/2012	RBC	1	0	1
Sell		9,165	04/2012	UAG	0	(553)	(553)
Sell		18,655	05/2012	CBK	0	(189)	(189)
Buy		624	06/2012	BRC	0	0	0
Buy		1,944	06/2012	BSN	46	0	46
Buy		966	06/2012	CBK	0	0	0
Buy		2,900	06/2012	DUB	20	0	20
Buy		1,764	06/2012	JPM	28	0	28
Sell		246	06/2012	JPM	0	(2)	(2)
Buy		1,933	06/2012	MSC	19	0	19
Sell		2,931	06/2012	RBC	0	(64)	(64)
Buy		3,102	06/2012	UAG	45	0	45
Buy	GBP	971	04/2012	CBK	15	0	15
Buy		6,717	04/2012	DUB	104	0	104
Sell		971	04/2012	DUB	0	(8)	(8)
Sell		6,717	04/2012	GST	0	(217)	(217)
Buy		200	04/2012	JPM	2	0	2
Buy		800	05/2012	CBK	0	0	0
Buy		1,771	05/2012	DUB	14	0	14
Sell		6,717	05/2012	DUB	0	(104)	(104)
Buy		1,016	05/2012	JPM	12	0	12
Sell	IDR	1,856,000	07/2012	BRC	0	(2)	(2)
Sell		342,300	07/2012	GST	0	0	0
Buy		19,314,600	07/2012	HUS	0	(46)	(46)
Sell		19,901,000	07/2012	HUS	0	(20)	(20)
Buy		2,784,700	07/2012	JPM	6	0	6
Sell	INR	84,157	07/2012	BRC	10	0	10
Sell		50,920	07/2012	DUB	19	0	19
Buy		239,116	07/2012	JPM	0	(539)	(539)
Sell		104,039	07/2012	JPM	41	0	41
Buy	JPY	63,750	04/2012	BRC	0	(31)	(31)
Sell		374,074	04/2012	BRC	295	0	295
Buy		510,000	04/2012	CBK	0	(268)	(268)
Sell		498,766	04/2012	CBK	393	0	393
Buy		255,000	04/2012	DUB	0	(123)	(123)
Sell		498,766	04/2012	DUB	393	0	393
Sell		263,256	04/2012	FBF	206	0	206
Buy		446,250	04/2012	JPM	0	(236)	(236)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	129

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	249,383	04/2012	JPM	$197	$0	$197
Buy		255,000	04/2012	UAG	0	(123)	(123)
Sell		115,756	04/2012	UAG	91	0	91
Buy		75,000	05/2012	BRC	0	(49)	(49)
Sell		1,665,559	05/2012	BRC	1,740	0	1,740
Buy		2,485,858	05/2012	DUB	0	(1,656)	(1,656)
Sell		1,921,888	05/2012	DUB	2,019	0	2,019
Sell		462,553	05/2012	JPM	487	0	487
Buy		1,729,142	05/2012	UAG	0	(1,163)	(1,163)
Sell		240,000	05/2012	UAG	222	0	222
Sell	MXN	489,700	04/2012	BRC	0	(1,262)	(1,262)
Sell		167,000	06/2012	BRC	121	0	121
Buy		4,760	06/2012	HUS	0	(1)	(1)
Sell		106,000	06/2012	HUS	74	0	74
Buy		222	06/2012	UAG	0	0	0
Sell		66,700	06/2012	UAG	63	0	63
Sell	MYR	3,922	04/2012	CBK	0	(13)	(13)
Buy		3,922	04/2012	UAG	0	(12)	(12)
Sell	SGD	2,319	05/2012	DUB	14	0	14

					$7,400	$(8,062)	$(662)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$11,447	$0	$11,447
Corporate Bonds & Notes
Banking & Finance	0	136,142	0	136,142
Industrials	0	65,952	0	65,952
Utilities	0	19,242	0	19,242
Municipal Bonds & Notes
New Jersey	0	15,216	0	15,216
U.S. Government Agencies	0	612,852	3,873	616,725
U.S. Treasury Obligations	0	136,525	0	136,525
Mortgage-Backed Securities	0	51,191	251	51,442
Asset-Backed Securities	0	85,206	0	85,206
Sovereign Issues	0	9,656	0	9,656
Common Stocks
Consumer Discretionary	0	0	0	0
Convertible Preferred Securities
Industrials	0	0	18	18
Preferred Securities
Banking & Finance	0	0	6,835	6,835
Short-Term Instruments
Certificates of Deposit	0	47,245	0	47,245
Repurchase Agreements	0	1,446	0	1,446
Japan Treasury Bills	0	5,678	0	5,678
Mexico Treasury Bills	0	64,424	0	64,424
U.S. Treasury Bills	0	2,761	0	2,761

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
PIMCO Short-Term Floating NAV Portfolios	$317,156	$0	$0	$317,156
Purchased Options
Equity Contracts	0	18	0	18
Interest Rate Contracts	0	6	0	6
	$317,156	$1,265,007	$10,977	$1,593,140

Short Sales, at value	$0	$(8,627)	$0	$(8,627)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,976	0	2,976
Equity Contracts	35,342	19,405	0	54,747
Foreign Exchange Contracts	0	7,400	0	7,400
Interest Rate Contracts	0	1,512	0	1,512
	$35,342	$31,293	$0	$66,635

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,035)	0	(3,035)
Foreign Exchange Contracts	0	(8,062)	0	(8,062)
Interest Rate Contracts	0	(60)	(13)	(73)
	$0	$(11,157)	$(13)	$(11,170)

Totals	$352,498	$1,276,516	$10,964	$1,639,978

130	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,207	$0	$(1,236)	$0	$398	$(369)	$0	$0	$0	$0
U.S. Government Agencies	4,659	0	(786)	0	0	0	0	0	3,873	1
Mortgage-Backed Securities	302	0	(60)	0	0	9	0	0	251	(3)
Asset-Backed Securities	6,507	0	(1,918)	23	72	44	0	(4,728)	0	0
Sovereign Issues	1,789	0	0	0	0	(16)	0	(1,773)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	18	0	0	18	18
Preferred Securities
Banking & Finance	6,934	0	0	0	0	(99)	0	0	6,835	(99)

	$21,398	$0	$(4,000)	$23	$470	$(413)	$0	$(6,501)	$10,977	$(83)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(195)	$0	$0	$0	$92	$90	$0	$0	$(13)	$31

Totals	$21,203	$0	$(4,000)	$23	$562	$(323)	$0	$(6,501)	$10,964	$(52)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$18	$0	$6	$24
Variation margin receivable on financial derivative instruments (2)	0	0	3,757	0	0	3,757
Unrealized appreciation on foreign currency contracts	0	0	0	7,400	0	7,400
Unrealized appreciation on OTC swap agreements	0	2,952	19,405	0	1,512	23,869

	$0	$2,952	$23,180	$7,400	$1,518	$35,050

Liabilities:
Written options outstanding	$0	$0	$0	$0	$73	$73
Variation margin payable on financial derivative instruments (2)	0	43	0	0	0	43
Unrealized depreciation on foreign currency contracts	0	0	0	8,062	0	8,062
Unrealized depreciation on OTC swap agreements	0	2,547	0	0	0	2,547

	$0	$2,590	$0	$8,062	$73	$10,725

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	131

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(499)	$0	$(82)	$(581)
Net realized gain on futures contracts	0	0	71,057	0	6,244	77,301
Net realized gain (loss) on written options	0	114	194	0	(5,081)	(4,773)
Net realized gain on swaps	0	1,526	20,975	0	568	23,069
Net realized (loss) on foreign currency transactions	0	0	0	(11,330)	0	(11,330)

	$0	$1,640	$91,727	$(11,330)	$1,649	$83,686

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$47	$0	$(11)	$36
Net change in unrealized appreciation on futures contracts	0	0	21,268	0	292	21,560
Net change in unrealized appreciation (depreciation) on written options	0	(104)	(91)	0	132	(63)
Net change in unrealized appreciation (depreciation) on swaps	0	(1,768)	11,868	0	877	10,977
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,225)	0	(2,225)

	$0	$(1,872)	$33,092	$(2,225)	$1,290	$30,285

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $35,342 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(464) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$20,699	$(31,320)	$(10,621)
BPS	163	(260)	(97)
BRC	715	(660)	55
BSN	46	0	46
CBK	175	(260)	(85)
DUB	(194)	0	(194)
FBF	45	(40)	5
GST	(441)	280	(161)
HUS	64	(10)	54
JPM	740	(510)	230
MSC	31	(103)	(72)
MYC	676	(950)	(274)
RBC	(63)	0	(63)
RYL	(1,205)	1,162	(43)
UAG	(1,330)	1,384	54

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

132	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 39.5%

BANKING & FINANCE 13.6%
American Express Co.
8.150% due 03/19/2038		$1,000	$1,477
American International Group, Inc.
5.850% due 01/16/2018		900	981
Anadarko Finance Co.
7.500% due 05/01/2031		900	1,112
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	2,000	2,765
6.000% due 01/22/2020		$1,300	1,466
Bank of America Corp.
5.650% due 05/01/2018		2,500	2,671
5.750% due 12/01/2017		500	537
7.625% due 06/01/2019		1,700	1,962
Barclays Bank PLC
10.179% due 06/12/2021		740	878
Barrick International Barbados Corp.
6.350% due 10/15/2036		600	681
Bear Stearns Cos. LLC
6.400% due 10/02/2017		600	699
7.250% due 02/01/2018		700	845
BNP Paribas S.A.
5.186% due 06/29/2049		700	612
Cantor Fitzgerald LP
7.875% due 10/15/2019		600	598
Capital One Bank USA N.A.
8.800% due 07/15/2019		400	490
Capital One Capital
8.875% due 05/15/2040		1,700	1,716
Citigroup, Inc.
5.365% due 03/06/2036 (k)	CAD	700	575
5.875% due 05/29/2037		$2,100	2,157
6.625% due 06/15/2032		600	616
6.875% due 03/05/2038		1,200	1,386
8.500% due 05/22/2019		400	494
Ford Motor Credit Co. LLC
7.500% due 08/01/2012		1,300	1,320
7.800% due 06/01/2012		1,300	1,311
General Electric Capital Corp.
6.750% due 03/15/2032		2,900	3,466
6.875% due 01/10/2039		300	371
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		600	647
6.250% due 02/01/2041		500	494
7.500% due 02/15/2019		3,600	4,118
HBOS Capital Funding LP
6.071% due 06/29/2049		600	430
HBOS PLC
6.750% due 05/21/2018		1,900	1,785
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		900	922
HSBC Bank USA N.A.
7.000% due 01/15/2039		550	643
HSBC Holdings PLC
6.100% due 01/14/2042		2,700	3,143
HSBC USA Capital Trust
7.808% due 12/15/2026		350	355
ING Bank NV
1.875% due 06/09/2014		2,600	2,574
JPMorgan Chase & Co.
5.400% due 01/06/2042		500	531
5.500% due 10/15/2040		200	216
6.400% due 05/15/2038		1,700	2,023
Lehman Brothers Holdings, Inc.
7.500% due 05/11/2038^		500	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Majapahit Holding BV
7.750% due 01/20/2020	$900	$1,089
Merrill Lynch & Co., Inc.
6.110% due 01/29/2037	200	190
6.875% due 11/15/2018	1,700	1,895
Morgan Stanley
5.500% due 01/26/2020	100	98
6.625% due 04/01/2018	1,800	1,897
7.300% due 05/13/2019	400	431
New York Life Insurance Co.
6.750% due 11/15/2039	1,200	1,504
Pacific Life Insurance Co.
9.250% due 06/15/2039	1,500	1,944
Rabobank Capital Funding Trust
5.260% due 12/29/2049	2,400	2,340
Rabobank Group
11.000% due 12/29/2049	1,125	1,436
Royal Bank of Scotland Group PLC
7.648% due 08/29/2049	2,700	2,302
Sallie Mae, Inc.
0.000% due 10/03/2022	655	469
SLM Corp.
5.625% due 08/01/2033	1,000	854
Wachovia Bank N.A.
5.850% due 02/01/2037	750	823
6.600% due 01/15/2038	2,400	2,867
Weyerhaeuser Co.
7.375% due 03/15/2032	2,200	2,345

		71,551

INDUSTRIALS 18.1%
Alcoa, Inc.
5.950% due 02/01/2037	2,000	1,947
Altria Group, Inc.
9.250% due 08/06/2019	400	539
9.950% due 11/10/2038	1,900	2,891
Anadarko Petroleum Corp.
6.200% due 03/15/2040	1,100	1,247
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	900	1,187
ArcelorMittal
7.000% due 10/15/2039	2,500	2,389
Baker Hughes, Inc.
5.125% due 09/15/2040	1,100	1,252
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	2,143
Boston Scientific Corp.
7.375% due 01/15/2040	2,000	2,534
Cameron International Corp.
5.950% due 06/01/2041	1,300	1,478
Canadian Natural Resources Ltd.
6.250% due 03/15/2038	2,000	2,445
Caterpillar, Inc.
6.050% due 08/15/2036	400	507
Cenovus Energy, Inc.
6.750% due 11/15/2039	1,300	1,679
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	900	1,025
Comcast Corp.
6.400% due 05/15/2038	50	60
6.400% due 03/01/2040	1,600	1,969
6.500% due 11/15/2035	200	240
6.950% due 08/15/2037	700	887
7.050% due 03/15/2033	600	735
COX Communications, Inc.
8.375% due 03/01/2039	1,700	2,395

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Americas LLC
6.250% due 02/01/2021	$2,325	$2,511
CSX Corp.
6.150% due 05/01/2037	1,000	1,162
CVS Pass-Through Trust
7.507% due 01/10/2032	2,205	2,648
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	2,600	3,575
Devon Energy Corp.
7.950% due 04/15/2032	400	562
Devon Financing Corp. ULC
7.875% due 09/30/2031	400	552
DIRECTV Holdings LLC
6.000% due 08/15/2040	1,100	1,175
Encana Corp.
5.150% due 11/15/2041	500	462
6.500% due 08/15/2034	600	639
6.625% due 08/15/2037	800	871
Energy Transfer Partners LP
6.625% due 10/15/2036	500	519
7.500% due 07/01/2038	1,200	1,363
Enterprise Products Operating LLC
5.750% due 03/01/2035	200	216
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,000	1,157
HJ Heinz Finance Co.
7.125% due 08/01/2039	1,700	2,163
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	400	413
Kraft Foods, Inc.
6.500% due 02/09/2040	2,800	3,447
Newmont Mining Corp.
6.250% due 10/01/2039	1,600	1,779
Petrobras International Finance Co.
6.875% due 01/20/2040	500	591
7.875% due 03/15/2019	1,700	2,105
Pfizer, Inc.
7.200% due 03/15/2039	670	969
Philip Morris International, Inc.
6.375% due 05/16/2038	700	871
Plains All American Pipeline LP
6.650% due 01/15/2037	100	117
Pride International, Inc.
7.875% due 08/15/2040	200	268
Rockies Express Pipeline LLC
6.875% due 04/15/2040	2,700	2,180
RZD Capital Ltd.
5.739% due 04/03/2017	1,000	1,064
Sinochem Overseas Capital Co. Ltd.
6.300% due 11/12/2040	1,200	1,136
Suncor Energy, Inc.
6.500% due 06/15/2038	200	249
6.850% due 06/01/2039	800	1,033
Target Corp.
6.500% due 10/15/2037	500	647
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,370
Tennessee Gas Pipeline Co.
7.625% due 04/01/2037	100	120
8.375% due 06/15/2032	2,400	2,940
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	600	720
Time Warner Cable, Inc.
6.550% due 05/01/2037	2,000	2,317
Time Warner, Inc.
6.100% due 07/15/2040	1,500	1,680

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	133

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 03/29/2041	$100	$114
6.500% due 11/15/2036	2,469	2,866
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	124
7.250% due 08/15/2038	300	413
7.625% due 01/15/2039	500	708
Transocean, Inc.
6.800% due 03/15/2038	1,200	1,343
7.500% due 04/15/2031	1,000	1,136
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	841	952
Vale Overseas Ltd.
6.250% due 01/23/2017	200	231
6.875% due 11/10/2039	2,800	3,276
Vessel Management Services, Inc.
3.432% due 08/15/2036	2,450	2,478
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,100	1,218
5.625% due 04/15/2041	1,600	1,938
6.200% due 04/15/2038	900	1,148
Williams Cos., Inc.
7.500% due 01/15/2031	1,361	1,634
8.750% due 03/15/2032	137	181

		94,900

UTILITIES 7.8%
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,742
7.000% due 04/01/2038	100	131
AT&T Corp.
8.000% due 11/15/2031	238	335
AT&T, Inc.
5.350% due 09/01/2040	4,318	4,594
6.400% due 05/15/2038	200	238
6.550% due 02/15/2039	600	731
British Telecommunications PLC
9.625% due 12/15/2030	600	883
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	542
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	872
EDF S.A.
6.950% due 01/26/2039	800	950
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,593
FirstEnergy Corp.
7.375% due 11/15/2031	400	493
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	2,900	3,235
France Telecom S.A.
8.500% due 03/01/2031	1,300	1,844
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,095
8.625% due 04/28/2034	200	253
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	1,100	1,251
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	575
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	400	467
6.500% due 09/15/2037	1,600	2,000
NGPL PipeCo LLC
7.768% due 12/15/2037	2,100	1,803
Pacific Gas & Electric Co.
5.400% due 01/15/2040	2,000	2,270
6.050% due 03/01/2034	400	487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 03/01/2039	$200	$251
PacifiCorp
6.000% due 01/15/2039	1,300	1,607
Progress Energy, Inc.
7.750% due 03/01/2031	400	543
PSEG Power LLC
8.625% due 04/15/2031	400	568
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,294
Southern California Edison Co.
5.625% due 02/01/2036	200	241
6.000% due 01/15/2034	300	375
Telecom Italia Capital S.A.
7.721% due 06/04/2038	900	882
Verizon Communications, Inc.
7.350% due 04/01/2039	2,400	3,222
Virginia Electric and Power Co.
8.875% due 11/15/2038	1,000	1,594
Vodafone Group PLC
6.150% due 02/27/2037	1,700	2,057

		41,018

Total Corporate Bonds & Notes (Cost $188,086)		207,469

MUNICIPAL BONDS & NOTES 6.3%

CALIFORNIA 1.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	1,300	1,702
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	700	890
7.550% due 04/01/2039	1,400	1,818
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (b)	170	120
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	1,200	1,449
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	1,100	1,302
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	100	105
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	2,008

		9,394

CONNECTICUT 0.0%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	200	241

DISTRICT OF COLUMBIA 0.3%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	1,300	1,434

GEORGIA 0.2%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	700	775

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	$900	$1,077

MICHIGAN 0.2%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,000	1,175

NEVADA 0.3%
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	1,200	1,539
7.100% due 06/01/2039	200	228

		1,767

NEW YORK 1.3%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	1,400	1,782
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	1,200	1,492
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,900	2,450
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	1,000	1,175

		6,899

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	340

OHIO 0.4%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,500	2,002
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	75

		2,077

TEXAS 1.2%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	1,500	1,728
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	2,100	2,702
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	1,300	1,593

		6,023

UTAH 0.3%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	1,300	1,659

WASHINGTON 0.0%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	212

134	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$100	$74

Total Municipal Bonds & Notes (Cost $27,197)		33,147

U.S. GOVERNMENT AGENCIES 15.4%
Fannie Mae
0.000% due 06/01/2017	2,400	2,219
0.000% due 05/15/2030 - 11/15/2030 (g)	20,000	9,787
0.442% due 10/27/2037	400	398
3.980% due 07/01/2021	2,500	2,730
5.625% due 04/17/2028	100	120
6.000% due 04/18/2036	900	1,045
7.125% due 01/15/2030 (g)	7,200	10,644
Financing Corp.
0.000% due 12/27/2018	5,200	4,527
8.600% due 09/26/2019	1,470	2,117
Freddie Mac
5.000% due 04/15/2038	300	337
6.750% due 03/15/2031	2,800	4,033
Ginnie Mae
5.500% due 10/20/2037	381	460
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	8,400	10,514
Residual Funding Corp. Strips
0.000% due 07/15/2020 - 04/15/2030	22,100	14,071
Small Business Administration
5.290% due 12/01/2027	443	497
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,420
4.875% due 01/15/2048	1,900	2,160
5.250% due 09/15/2039	3,500	4,199
5.375% due 04/01/2056	1,200	1,491
5.500% due 06/15/2038	1,600	1,973
5.880% due 04/01/2036	3,000	3,882
Tennessee Valley Authority Strips
0.000% due 01/15/2038	5,953	2,036

Total U.S. Government Agencies (Cost $72,365)		80,660

U.S. TREASURY OBLIGATIONS 15.2%
U.S. Treasury Bonds
4.250% due 11/15/2040	5,700	6,689
4.375% due 11/15/2039	1,500	1,796
4.375% due 05/15/2041 (g)	11,000	13,178
4.500% due 05/15/2038	1,200	1,464
4.500% due 08/15/2039 (g)	1,400	1,710
5.250% due 02/15/2029 (e)(g)	11,700	15,301
5.375% due 02/15/2031	400	537
6.250% due 05/15/2030	1,300	1,901
U.S. Treasury Inflation Protected Securities
1.750% due 01/15/2028 (c)	108	129
U.S. Treasury Strips
0.000% due 11/15/2024	6,400	4,451
0.000% due 08/15/2028	1,100	656
0.000% due 08/15/2028 (g)	10,800	6,333
0.000% due 11/15/2028	300	177
0.000% due 08/15/2029	400	230
0.000% due 05/15/2030	5,200	2,908
0.000% due 05/15/2032	1,100	554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 11/15/2032 (g)		$7,400	$3,655
0.000% due 11/15/2033		500	237
0.000% due 05/15/2034		600	279
0.000% due 11/15/2034		200	91
0.000% due 05/15/2037		300	123
0.000% due 05/15/2039 (g)		17,700	6,868
0.000% due 08/15/2040		3,800	1,397
0.000% due 11/15/2040 (g)		21,200	7,716
0.000% due 02/15/2041		4,300	1,552

Total U.S. Treasury Obligations (Cost $79,544)			79,932

MORTGAGE-BACKED SECURITIES 2.5%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035		1,200	1,334
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		946	885
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.633% due 06/10/2049		173	175
Citigroup Mortgage Loan Trust, Inc.
2.896% due 03/25/2034		309	280
DBUBS Mortgage Trust
1.592% due 07/12/2044		2,351	2,404
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,900	2,077
5.444% due 03/10/2039		700	773
Indymac Mortgage Loan Trust
0.422% due 07/25/2047		264	140
JPMorgan Chase Commercial Mortgage Securities Corp.
4.106% due 07/15/2046		1,200	1,294
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,900	2,162
Structured Asset Mortgage Investments, Inc.
0.432% due 07/25/2046		119	69
0.462% due 05/25/2036		227	115
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,424

Total Mortgage-Backed Securities (Cost $12,684)			13,132

ASSET-BACKED SECURITIES 0.2%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		526	518
SLM Student Loan Trust
2.060% due 04/25/2023		442	454

Total Asset-Backed Securities (Cost $957)			972

SOVEREIGN ISSUES 3.4%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		1,600	1,792
6.500% due 06/10/2019		800	945
Brazil Government International Bond
10.250% due 01/10/2028	BRL	3,750	2,465
Canada Government Bond
2.750% due 06/01/2022	CAD	900	947
4.000% due 06/01/2041		600	765
5.000% due 06/01/2037		300	428
Colombia Government International Bond
6.125% due 01/18/2041		$1,200	1,476
Mexico Government International Bond
5.950% due 03/19/2019		2,800	3,371
6.050% due 01/11/2040		1,200	1,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario Canada
4.600% due 06/02/2039	CAD	200	$234
4.700% due 06/02/2037		900	1,061
Province of Quebec Canada
5.750% due 12/01/2036		1,000	1,330
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,524

Total Sovereign Issues (Cost $15,540)			17,790

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (a)		463	14

Total Common Stocks (Cost $13)			14

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.6%

REPURCHASE AGREEMENTS 2.1%
Banc of America Securities LLC
0.050% due 04/02/2012		$10,700	10,700
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $10,925. Repurchase proceeds are $10,700.)
State Street Bank and Trust Co.
0.010% due 04/02/2012		167	167
(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $171. Repurchase proceeds are $167.)

			10,867

U.S. TREASURY BILLS 0.0%
0.025% due 04/05/2012 (e)		20	20

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 14.5%
PIMCO Short-Term Floating NAV Portfolio		7,564,118	75,800

Total Short-Term Instruments (Cost $86,659)			86,687

PURCHASED OPTIONS (i) 0.0%
(Cost $36)			11

Total Investments 99.1% (Cost $483,081)			$519,814

Written Options (j) (0.2%) (Premiums $1,252)			(1,146)

Other Assets and Liabilities (Net) 1.1%			5,780

Net Assets 100.0%			$524,448

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	135

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Non-income producing security.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $1,043 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $9,608 at a weighted average interest rate of 0.124%. On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $27,274 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	50	$39
90-Day Eurodollar December Futures	Long	12/2013	395	243
E-mini S&P 500 Index June Futures	Long	06/2012	684	1,355
S&P 500 Index June Futures	Long	06/2012	1,141	13,890
U.S. Treasury 30-Year Bond June Futures	Long	06/2012	770	(2,822)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2012	50	(348)

				$12,357

(h)	OTC swap agreements outstanding on March 31, 2012:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	8.300%	02/07/2019	BRC	MXN	26,800	$258	$19	$239

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Total Return Index	34,503	3-Month USD-LIBOR less a specified spread	$	81,255	06/08/2012	BOA	$2,604

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(i)	Purchased options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index June Futures	500.000	06/14/2012	552	$15	$7
Put - CME S&P 500 Index June Futures	525.000	06/14/2012	170	5	2
Put - CME S&P 500 Index June Futures	550.000	06/14/2012	128	4	1

				$24	$10

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	5,000	$12	$1

(j)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	35	$18	$(6)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	35	9	(3)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	10	3	0
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	182	60	(49)

				$90	$(58)

136	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	5,000	$28	$(2)
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		3,100	21	(21)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,100	74	(72)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		17,700	114	(117)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		17,700	453	(413)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		4,900	46	(52)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		13,500	126	(89)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		13,500	261	(315)

								$1,123	$(1,081)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$	4,300	$39	$(7)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount		Premium
Balance at 03/31/2011	236	$	63,800	533
Sales	570		194,200	1,849
Closing Buys	(424)		(175,200)	(1,076)
Expirations	0		0	0
Exercised	(120)		0	(54)

Balance at 03/31/2012	262	$	82,800	1,252

(k)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011	$608	$575	0.11%

(l)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2042	$1,000	$1,097	$(1,100)

(m)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	4,319	04/2012	JPM	$118	$0	$118
Buy		4,319	04/2012	MSC	0	(138)	(138)
Sell		4,319	06/2012	MSC	136	0	136
Sell	CAD	4,738	06/2012	BRC	41	0	41
Buy		101	06/2012	BSN	0	0	0
Sell		101	06/2012	CBK	0	0	0
Sell	CNY	2,219	06/2012	BPS	0	0	0
Buy		2,219	06/2012	CBK	3	0	3
Buy		14,272	02/2013	BRC	0	(18)	(18)
Buy		10,595	02/2013	DUB	0	0	0
Sell		24,868	02/2013	RYL	1	0	1
Buy	EUR	1,051	04/2012	CBK	11	0	11
Sell		1,050	04/2012	CBK	0	(57)	(57)
Sell		1,051	04/2012	HUS	0	(9)	(9)
Sell		1,051	05/2012	CBK	0	(11)	(11)
Buy		90	06/2012	BSN	2	0	2
Sell	INR	28,304	07/2012	BPS	0	(25)	(25)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	137

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	INR	135,348	07/2012	BRC	$0	$(207)	$(207)
Sell		32,856	07/2012	GST	0	(33)	(33)
Buy		204,001	07/2012	JPM	0	(65)	(65)
Buy	KRW	153,870	07/2012	UAG	0	(1)	(1)
Buy	MXN	124	06/2012	HUS	0	0	0
Sell		1,221	06/2012	MSC	1	0	1
Buy	PHP	2,214	06/2012	CBK	0	0	0
Buy	SGD	43	05/2012	UAG	0	0	0

					$313	$(564)	$(251)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$71,551	$0	$71,551
Industrials	0	94,900	0	94,900
Utilities	0	41,018	0	41,018
Municipal Bonds & Notes
California	0	9,394	0	9,394
Connecticut	0	241	0	241
District of Columbia	0	1,434	0	1,434
Georgia	0	775	0	775
Illinois	0	1,077	0	1,077
Michigan	0	1,175	0	1,175
Nevada	0	1,767	0	1,767
New York	0	6,899	0	6,899
North Carolina	0	340	0	340
Ohio	0	2,077	0	2,077
Texas	0	6,023	0	6,023
Utah	0	1,659	0	1,659
Washington	0	212	0	212
West Virginia	0	74	0	74
U.S. Government Agencies	0	80,660	0	80,660
U.S. Treasury Obligations	0	79,932	0	79,932
Mortgage-Backed Securities	0	13,132	0	13,132
Asset-Backed Securities	0	454	518	972
Sovereign Issues	0	17,790	0	17,790
Common Stocks
Financials	14	0	0	14

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Repurchase Agreements	$0	$10,867	$0	$10,867
U.S. Treasury Bills	0	20	0	20
PIMCO Short-Term Floating NAV Portfolios	75,800	0	0	75,800
Purchased Options
Equity Contracts	0	10	0	10
Interest Rate Contracts	0	1	0	1
	$75,814	$443,482	$518	$519,814

Short Sales, at value	$0	$(1,100)	$0	$(1,100)

Financial Derivative Instruments (7) - Assets
Equity Contracts	15,245	2,604	0	17,849
Foreign Exchange Contracts	0	313	0	313
Interest Rate Contracts	282	239	0	521
	$15,527	$3,156	$0	$18,683

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(564)	0	(564)
Interest Rate Contracts	(3,170)	(1,139)	(7)	(4,316)
	$(3,170)	$(1,703)	$(7)	$(4,880)

Totals	$88,171	$443,835	$511	$532,517

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Asset-Backed Securities	$836	$0	$(319)	$0	$2	$(1)	$0	$0	$518	$(3)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(24)	$0	$0	$0	$0	$17	$0	$0	$(7)	$18

Totals	$812	$0	$(319)	$0	$2	$16	$0	$0	$511	$15

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

138	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$10	$0	$1	$11
Variation margin receivable on financial derivative instruments (2)	0	0	1,601	0	0	1,601
Unrealized appreciation on foreign currency contracts	0	0	0	313	0	313
Unrealized appreciation on OTC swap agreements	0	0	2,604	0	239	2,843

	$0	$0	$4,215	$313	$240	$4,768

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1,146	$1,146
Variation margin payable on financial derivative instruments (2)	0	0	0	0	962	962
Unrealized depreciation on foreign currency contracts	0	0	0	564	0	564

	$0	$0	$0	$564	$2,108	$2,672

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(156)	$0	$0	$(156)
Net realized gain on futures contracts	0	0	25,152	0	3,723	28,875
Net realized gain (loss) on written options	0	93	76	0	(510)	(341)
Net realized gain on swaps	0	189	6,215	0	75	6,479
Net realized (loss) on foreign currency transactions	0	0	0	(808)	0	(808)

	$0	$282	$31,287	$(808)	$3,288	$34,049

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$19	$0	$(35)	$(16)
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	10,427	0	(3,068)	7,359
Net change in unrealized appreciation (depreciation) on written options	0	(52)	(36)	0	155	67
Net change in unrealized appreciation (depreciation) on swaps	0	(112)	2,605	0	172	2,665
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(533)	0	(533)

	$0	$(164)	$13,015	$(533)	$(2,776)	$9,542

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $12,357 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2,511	$(2,440)	$71
BPS	(25)	0	(25)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	139

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

March 31, 2012

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BRC	$74	$0	$74
BSN	2	0	2
CBK	(61)	0	(61)
DUB	(582)	637	55
GLM	(1)	0	(1)
GST	(33)	0	(33)
HUS	(9)	0	(9)
JPM	53	0	53
MSC	(1)	0	(1)
MYC	(404)	406	2
RYL	1	0	1
UAG	(1)	0	(1)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

140	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Total Return Fund

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Petroleum Export Ltd.
3.474% due 12/20/2012	$562	$557

Total Bank Loan Obligations (Cost $562)		557

CORPORATE BONDS & NOTES 19.9%

BANKING & FINANCE 15.9%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	300	315
Ally Financial, Inc.
3.710% due 02/11/2014	300	297
3.874% due 06/20/2014	700	686
4.500% due 02/11/2014	700	703
6.750% due 12/01/2014	400	416
6.875% due 08/28/2012	200	204
7.500% due 09/15/2020	100	108
American Express Bank FSB
5.500% due 04/16/2013	500	524
5.550% due 10/17/2012	300	308
American Express Credit Corp.
5.875% due 05/02/2013	300	316
American General Institutional Capital
8.125% due 03/15/2046	100	102
American International Group, Inc.
5.050% due 10/01/2015	500	533
5.850% due 01/16/2018	2,300	2,507
6.400% due 12/15/2020	2,000	2,267
Australia & New Zealand Banking Group Ltd.
2.400% due 11/23/2016	300	303
Banco do Brasil S.A.
3.359% due 07/02/2014	300	298
Banco Santander Brasil S.A.
2.574% due 03/18/2014	700	688
4.250% due 01/14/2016	400	402
4.500% due 04/06/2015	500	511
Banco Santander Chile
2.162% due 01/19/2016	1,000	955
Bank of America Corp.
0.833% due 08/15/2016	100	85
1.973% due 01/30/2014	1,300	1,277
6.000% due 09/01/2017	960	1,047
6.500% due 08/01/2016	1,000	1,100
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	100	105
Bank of Montreal
2.850% due 06/09/2015	100	105
Bank of Nova Scotia
1.650% due 10/29/2015	200	203
BBVA Bancomer S.A.
4.500% due 03/10/2016	200	207
6.500% due 03/10/2021	200	209
7.250% due 04/22/2020	500	531
Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,600	1,865
7.250% due 02/01/2018	2,200	2,655
BNP Paribas S.A.
0.983% due 04/08/2013	300	298
1.482% due 01/10/2014	1,000	980
BPCE S.A.
2.375% due 10/04/2013	100	98
Capital One Capital
10.250% due 08/15/2039	500	516
CIT Group, Inc.
5.250% due 04/01/2014	100	103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
2.027% due 01/13/2014		$600	$597
2.510% due 08/13/2013		200	201
5.500% due 04/11/2013		1,500	1,557
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		300	311
Deutsche Bank AG
1.532% due 09/22/2015	EUR	800	1,010
Dexia Credit Local
2.000% due 03/05/2013		$2,200	2,177
Export-Import Bank of Korea
4.000% due 01/29/2021		400	395
5.125% due 06/29/2020		100	108
8.125% due 01/21/2014		800	885
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	200	267
General Electric Capital Corp.
5.875% due 01/14/2038		$500	550
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		400	432
6.250% due 09/01/2017		1,200	1,317
ING Bank NV
1.875% due 06/09/2014		300	297
2.500% due 01/14/2016		100	102
International Lease Finance Corp.
5.000% due 09/15/2012		200	202
6.750% due 09/01/2016		2,300	2,475
Intesa Sanpaolo SpA
2.892% due 02/24/2014		500	488
JPMorgan Chase & Co.
6.000% due 01/15/2018		100	116
JPMorgan Chase Capital
6.550% due 09/15/2066		100	101
LBG Capital PLC
8.000% due 12/29/2049		300	261
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014^		1,800	547
Lloyds TSB Bank PLC
2.911% due 01/24/2014		1,300	1,295
4.875% due 01/21/2016		100	104
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		700	700
6.050% due 08/15/2012		1,200	1,221
6.400% due 08/28/2017		700	764
6.875% due 04/25/2018		1,000	1,113
Morgan Stanley
3.006% due 05/14/2013		300	302
6.000% due 04/28/2015		1,500	1,571
National Australia Bank Ltd.
5.350% due 06/12/2013		400	421
Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	552
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		1,800	1,803
6.990% due 10/29/2049		700	574
Santander UK PLC
1.538% due 10/10/2017	EUR	1,400	1,475
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$700	745
6.125% due 02/07/2022		200	206
SLM Corp. CPI Linked Bond
4.991% due 01/31/2014		1,100	1,138
Springleaf Finance Corp.
6.900% due 12/15/2017		700	549
State Bank of India
4.500% due 10/23/2014		400	411
4.500% due 07/27/2015		1,000	1,035

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Capital Trust
1.474% due 06/01/2077	$100	$74
Temasek Financial Ltd.
4.300% due 10/25/2019	300	327
UBS AG
2.250% due 08/12/2013	3,700	3,724
5.750% due 04/25/2018	200	219
5.875% due 12/20/2017	400	444
USB Capital
3.500% due 10/29/2049	100	77
Wells Fargo & Co.
7.980% due 03/29/2049	1,400	1,531
Weyerhaeuser Co.
7.375% due 03/15/2032	1,400	1,492

		62,090

INDUSTRIALS 2.4%
Alcoa, Inc.
6.150% due 08/15/2020	200	216
Anheuser-Busch InBev Worldwide, Inc.
1.107% due 01/27/2014	1,400	1,408
AstraZeneca PLC
5.900% due 09/15/2017	300	360
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
Codelco, Inc.
6.150% due 10/24/2036	100	121
CSN Resources S.A.
6.500% due 07/21/2020	900	1,012
Daimler Finance North America LLC
1.674% due 09/13/2013	400	402
Dow Chemical Co.
6.000% due 10/01/2012	100	103
Gerdau Trade, Inc.
5.750% due 01/30/2021	700	745
HCA, Inc.
6.500% due 02/15/2020	1,300	1,368
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	100	121
Kraft Foods, Inc.
6.125% due 02/01/2018	500	601
Novatek Finance Ltd.
5.326% due 02/03/2016	200	211
Peabody Energy Corp.
7.875% due 11/01/2026	100	104
President and Fellows of Harvard College
6.000% due 01/15/2019	400	490
Rohm and Haas Co.
6.000% due 09/15/2017	400	461
Transocean, Inc.
4.950% due 11/15/2015	200	214
UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	311
Vale Overseas Ltd.
5.625% due 09/15/2019	600	673

		9,237

UTILITIES 1.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	100	123
AT&T, Inc.
6.700% due 11/15/2013	2,000	2,189
Enel Finance International NV
6.800% due 09/15/2037	400	390

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	141

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	$200	$211
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	700	797
Qwest Corp.
7.625% due 06/15/2015	500	582
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	300	325
Tampa Electric Co.
6.875% due 06/15/2012	1,400	1,417
TNK-BP Finance S.A.
6.625% due 03/20/2017	300	332

		6,366

Total Corporate Bonds & Notes (Cost $75,776)		77,693

MUNICIPAL BONDS & NOTES 7.0%

CALIFORNIA 1.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	133
6.918% due 04/01/2040	1,100	1,434
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	127
7.550% due 04/01/2039	100	130
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	105
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	115
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,376
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	600	725
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	800	929
San Diego Tobacco Settlement Revenue Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	265	205
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	563

		6,842

ILLINOIS 1.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	838
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2036	500	549
5.250% due 12/01/2040	600	654
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,600	1,970
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	239

		4,250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	$500	$574

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	132

NEW JERSEY 0.5%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,369
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.000% due 06/15/2042	700	752

		2,121

NEW YORK 2.6%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,200	1,411
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	1,000	1,083
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	111
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	5,500	6,164
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,243

		10,012

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	200	227

OHIO 0.5%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,382
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	900	675

		2,057

TEXAS 0.2%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	600	735

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	565	417

Total Municipal Bonds & Notes (Cost $24,717)		27,367

U.S. GOVERNMENT AGENCIES 39.0%
Fannie Mae
0.302% due 12/25/2036	99	98

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.592% due 07/25/2037 - 03/25/2044	$989	$978
0.622% due 07/25/2037	611	610
0.642% due 09/25/2035	521	516
0.652% due 09/25/2035	932	924
0.962% due 06/25/2037	1,078	1,085
0.972% due 06/25/2040	2,820	2,835
0.982% due 03/25/2040	1,083	1,093
0.992% due 01/25/2040	3,892	3,951
1.125% due 04/27/2017	800	796
1.250% due 01/30/2017	1,400	1,404
1.382% due 07/01/2044	50	50
2.307% due 08/01/2033	47	50
2.354% due 09/01/2033	158	165
2.490% due 05/25/2035	36	37
2.832% due 01/01/2036	95	102
2.963% due 06/01/2033	214	218
3.000% due 05/01/2027	2,000	2,067
3.321% due 05/01/2036	7	7
3.500% due 04/01/2027 - 05/01/2042	5,000	5,171
4.000% due 07/01/2025 - 05/01/2042	56,627	59,402
4.500% due 01/01/2023 - 04/12/2042	19,725	21,021
4.517% due 12/01/2036	33	35
4.668% due 09/01/2034	30	32
5.000% due 04/25/2033 - 07/01/2035	7,054	7,639
5.375% due 06/12/2017	100	121
5.500% due 01/01/2021 - 05/01/2042	7,430	8,102
6.000% due 08/01/2036 - 02/01/2038	2,127	2,350
6.500% due 10/01/2035 - 10/01/2036	503	567
7.000% due 09/01/2013	1	0
FDIC Structured Sale Guaranteed Notes
0.741% due 11/29/2037	1,125	1,120
Freddie Mac
0.812% due 06/15/2041	795	797
0.942% due 08/15/2037	666	671
0.952% due 10/15/2037	171	172
0.962% due 05/15/2037 - 09/15/2037	726	730
1.000% due 03/08/2017 (f)	3,400	3,355
1.369% due 02/25/2045	40	38
2.000% due 08/25/2016	100	104
2.250% due 02/01/2024	7	7
2.355% due 03/01/2034	207	218
4.500% due 03/01/2029 - 09/01/2041	20,942	22,225
4.875% due 06/13/2018	100	119
5.500% due 08/23/2017 - 07/01/2038	539	600
8.000% due 01/01/2017	3	3
Ginnie Mae
2.375% due 03/20/2027	2	2
8.000% due 02/15/2030	1	2
Small Business Administration
5.520% due 06/01/2024	710	798

Total U.S. Government Agencies (Cost $151,542)		152,387

U.S. TREASURY OBLIGATIONS 21.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022	1,302	1,333

142	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2021		$201	$218
0.750% due 02/15/2042		401	382
1.125% due 01/15/2021		104	117
1.250% due 07/15/2020		624	712
1.750% due 01/15/2028 (f)		5,734	6,847
2.000% due 01/15/2026 (f)		3,198	3,921
2.125% due 02/15/2040		1,049	1,378
2.375% due 01/15/2025 (g)		1,202	1,530
2.375% due 01/15/2027 (d)(f)(g)		8,205	10,532
2.500% due 01/15/2029		2,956	3,904
3.625% due 04/15/2028 (f)		280	414
3.875% due 04/15/2029 (d)(f)		2,482	3,825
U.S. Treasury Notes
0.250% due 03/31/2014 (a)		14,000	13,977
0.375% due 03/15/2015 (d)		400	398
0.875% due 12/31/2016		1,600	1,592
0.875% due 01/31/2017		6,100	6,063
0.875% due 02/28/2017 (f)		4,200	4,170
1.250% due 02/15/2014		4,700	4,780
1.375% due 11/30/2018 (f)		16,200	16,043
3.375% due 11/15/2019		1,100	1,228
3.500% due 05/15/2020 (f)		1,400	1,574

Total U.S. Treasury Obligations (Cost $85,619)			84,938

MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Investment Trust
2.241% due 02/25/2045		148	121
Arran Residential Mortgages Funding PLC
2.451% due 05/16/2047	EUR	1,000	1,332
Banc of America Funding Corp.
2.667% due 05/25/2035		$241	242
5.741% due 01/20/2047		311	193
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		189	177
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033		13	14
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 04/10/2049		807	827
5.731% due 05/10/2045		400	457
BCRR Trust
5.858% due 07/17/2040		500	572
Bear Stearns Adjustable Rate Mortgage Trust
2.625% due 04/25/2033		2	2
2.851% due 01/25/2034		79	79
2.875% due 01/25/2034		2	2
2.888% due 02/25/2033		0	0
Bear Stearns Alt-A Trust
2.809% due 05/25/2035		668	531
2.826% due 09/25/2035		144	96
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		84	75
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		200	225
Countrywide Alternative Loan Trust
0.422% due 05/25/2047		365	218
6.000% due 10/25/2033		35	34
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		84	62
2.776% due 02/20/2035		654	542
Credit Suisse First Boston Mortgage Securities Corp.
1.848% due 05/25/2032		1	1
European Loan Conduit
1.207% due 05/15/2019	EUR	53	60
Extended Stay America Trust
2.951% due 11/05/2027		$975	987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Asset Securities, Inc.
2.731% due 08/25/2035		$215	$176
Granite Master Issuer PLC
0.342% due 12/20/2054		196	188
0.866% due 12/20/2054	GBP	235	360
Granite Mortgages PLC
1.416% due 09/20/2044		233	360
1.470% due 01/20/2044		37	57
1.584% due 01/20/2044	EUR	36	47
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		$29	28
0.322% due 01/25/2047^		25	24
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	109
5.444% due 03/10/2039		100	110
GS Mortgage Securities Corp.
1.260% due 03/06/2020		1,000	984
GSR Mortgage Loan Trust
2.441% due 06/25/2034		191	170
5.132% due 11/25/2035		321	309
5.160% due 11/25/2035		837	724
6.000% due 03/25/2032		1	1
6.000% due 03/25/2037		108	97
Impac CMB Trust
1.242% due 07/25/2033		51	47
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		500	555
5.420% due 01/15/2049		1,300	1,447
5.882% due 02/15/2051		100	113
JPMorgan Mortgage Trust
5.750% due 01/25/2036		141	132
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		179	130
2.269% due 12/25/2032		6	6
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	216
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035		142	114
1.965% due 01/25/2029		48	47
Morgan Stanley Capital
5.439% due 02/12/2044		1,700	1,782
5.610% due 04/15/2049		383	393
Morgan Stanley Dean Witter Capital
5.500% due 04/25/2017		0	0
Prime Mortgage Trust
0.642% due 02/25/2019		2	2
0.642% due 02/25/2034		36	32
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		112	117
Structured Adjustable Rate Mortgage Loan Trust
2.697% due 08/25/2035		153	122
Structured Asset Mortgage Investments, Inc.
0.492% due 07/19/2035		378	338
Structured Asset Securities Corp.
2.772% due 10/25/2035		1,356	1,073
Titan Europe PLC
1.370% due 10/23/2016	GBP	1,543	2,154
WaMu Mortgage Pass-Through Certificates
0.532% due 10/25/2045		$73	59
1.159% due 02/25/2046		248	194
1.359% due 11/25/2042		38	33
1.559% due 08/25/2042		27	22
2.474% due 02/27/2034		36	36
Washington Mutual MSC Mortgage Pass-Through Certificates
2.150% due 02/25/2033		0	0
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036		347	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.648% due 01/25/2035		$302	$286
2.720% due 10/25/2035		152	151

Total Mortgage-Backed Securities (Cost $21,037)			20,495

ASSET-BACKED SECURITIES 5.2%
Access Group, Inc.
1.860% due 10/27/2025		1,066	1,067
ACE Securities Corp.
0.292% due 12/25/2036		1	1
Amortizing Residential Collateral Trust
0.822% due 07/25/2032		18	14
Bear Stearns Asset-Backed Securities Trust
0.322% due 10/25/2036		29	27
Centurion CDO Ltd.
0.923% due 01/30/2016		1,005	973
Chase Issuance Trust
1.974% due 09/15/2015		2,200	2,249
Citibank Omni Master Trust
2.992% due 08/15/2018		800	843
Countrywide Asset-Backed Certificates
0.722% due 12/25/2031		55	30
Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032		13	10
Duane Street CLO
0.773% due 11/08/2017		4,076	3,982
Fremont Home Loan Trust
0.302% due 01/25/2037		12	12
Hillmark Funding
0.743% due 05/21/2021		1,100	1,025
HSBC Home Equity Loan Trust
1.182% due 11/20/2036		1,764	1,728
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		12	10
Sherwood Castle Funding PLC
1.086% due 03/15/2016	EUR	2,500	3,242
SLM Student Loan Trust
1.136% due 12/15/2023		1,509	1,884
3.492% due 05/16/2044		$353	366
3.500% due 08/17/2043		2,314	2,275
Wind River CLO Ltd.
0.804% due 12/19/2016		490	473

Total Asset-Backed Securities (Cost $20,282)			20,211

SOVEREIGN ISSUES 6.9%
Canada Housing Trust
3.350% due 12/15/2020	CAD	500	535
3.750% due 03/15/2020		700	770
3.800% due 06/15/2021		100	110
Export-Import Bank of China
4.875% due 07/21/2015		$100	109
Indonesia Government International Bond
7.500% due 01/15/2016		500	588
Korea Housing Finance Corp.
4.125% due 12/15/2015		300	317
Province of British Columbia Canada
4.300% due 06/18/2042	CAD	100	115
Province of Ontario Canada
3.150% due 06/02/2022		300	302
4.000% due 06/02/2021		1,200	1,298
4.200% due 03/08/2018		100	110
4.200% due 06/02/2020		100	110
4.300% due 03/08/2017		300	331
4.400% due 06/02/2019		100	112
4.600% due 06/02/2039		100	117
5.500% due 06/02/2018		100	118

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	143

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec Canada
2.750% due 08/25/2021		$18,300	$18,401
3.500% due 07/29/2020		500	538
3.500% due 12/01/2022	CAD	2,100	2,159
4.250% due 12/01/2021		200	220
4.500% due 12/01/2020		100	112
Russia Government International Bond
3.625% due 04/29/2015		$100	104
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	207

Total Sovereign Issues (Cost $26,414)			26,783

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		40,000	10

Total Convertible Preferred Securities (Cost $0)			10

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
DG Funding Trust
2.829% due 12/31/2049		217	1,625

Total Preferred Securities (Cost $2,294)			1,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.2%

CERTIFICATES OF DEPOSIT 1.1%
Banco Bradesco S.A.
1.955% due 01/24/2013	$300	$302
Banco do Brasil S.A.
0.000% due 05/15/2012	1,900	1,897
Itau Unibanco Holding S.A.
0.000% due 05/09/2012	1,500	1,498
0.000% due 05/10/2012	700	699

		4,396

REPURCHASE AGREEMENTS 1.9%
Banc of America Securities LLC
0.050% due 04/02/2012	7,100	7,100
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $7,250. Repurchase proceeds are $7,100.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	388	388
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $398. Repurchase proceeds are $388.)

		7,488

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 4.2%
PIMCO Short-Term Floating NAV Portfolio	1,636,891	$16,403

Total Short-Term Instruments (Cost $28,284)		28,287

PURCHASED OPTIONS (i) 0.0%
(Cost $22)		12

Total Investments 112.7% (Cost $436,549)		$440,365

Written Options (j) (0.1%) (Premiums $1,141)		(374)

Other Assets and Liabilities (Net) (12.6%)		(49,141)

Net Assets 100.0%		$390,850

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $805 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $4,006 at a weighted average interest rate of 0.251%. On March 31, 2012, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $14,576 and cash of $2 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2014	34	$14
E-mini S&P 500 Index June Futures	Long	06/2012	2,629	5,796
S&P 500 Index June Futures	Long	06/2012	208	2,434
U.S. Treasury 2-Year Note June Futures	Long	06/2012	270	55
U.S. Treasury 10-Year Note June Futures	Long	06/2012	44	(73)

				$8,226

(g)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $1,769 and cash of $14 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	11,349	$196	$(312)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		500	15	3

					$211	$(309)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	$	7,900	$538	$330

144	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(h)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	1.837%	$	800	$(25)	$(28)	$3
American International Group, Inc.	CBK	1.000%	03/20/2016	1.837%		800	(25)	(29)	4
American International Group, Inc.	UAG	1.000%	12/20/2020	2.223%		100	(9)	(22)	13
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.876%		500	2	(7)	9
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.032%		1,100	(1)	(2)	1
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.876%		1,000	4	(10)	14
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.032%		400	0	(1)	1
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.032%		1,700	(1)	(2)	1
Brazil Government International Bond	GST	1.000%	06/20/2015	0.876%		500	2	(7)	9
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%		600	2	(6)	8
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.032%		5,300	(4)	(141)	137
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		100	0	(1)	1
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.924%		500	1	(5)	6
China Government International Bond	BPS	1.000%	03/20/2016	0.868%		300	2	4	(2)
China Government International Bond	BRC	1.000%	03/20/2016	0.868%		700	3	8	(5)
China Government International Bond	MYC	1.000%	06/20/2016	0.911%		3,800	15	(117)	132
France Government Bond	HUS	0.250%	09/20/2016	1.526%		300	(16)	(11)	(5)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		700	(28)	(14)	(14)
France Government Bond	RYL	0.250%	03/20/2016	1.423%		3,100	(138)	(95)	(43)
France Government Bond	UAG	0.250%	09/20/2016	1.526%		200	(11)	(8)	(3)
General Electric Capital Corp.	BRC	0.640%	12/20/2012	0.380%		700	1	0	1
General Electric Capital Corp.	BRC	1.670%	03/20/2013	0.491%		1,400	17	0	17
Indonesia Government International Bond	BRC	1.000%	06/20/2016	1.346%		500	(7)	(8)	1
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.138%		200	(18)	(14)	(4)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	1.346%		200	(2)	(3)	1
Indonesia Government International Bond	JPM	1.000%	06/20/2021	2.138%		600	(53)	(42)	(11)
Indonesia Government International Bond	MYC	1.000%	09/20/2016	1.441%		1,600	(29)	(122)	93
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%		200	(18)	(14)	(4)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%		300	3	4	(1)
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%		2,800	28	(26)	54
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		5,400	48	23	25
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	1.797%		300	(9)	(9)	0
MetLife, Inc.	DUB	1.000%	03/20/2018	2.169%		1,200	(75)	(68)	(7)
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.476%		100	(3)	(4)	1
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.954%		800	2	(6)	8
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.987%		1,900	2	5	(3)
Mexico Government International Bond	GST	1.000%	06/20/2016	0.987%		3,600	3	(122)	125
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.954%		1,400	3	(9)	12
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		300	7	5	2
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%		200	5	4	1
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		1,000	23	23	0
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%		400	9	2	7
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		500	11	9	2
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.269%		300	6	2	4
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		400	9	7	2

							$(264)	$(857)	$593

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	1,300	$122	$93	$29
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	84	117	(33)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		4,200	395	265	130
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		700	66	79	(13)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		900	92	114	(22)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		1,100	113	135	(22)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,350	7	0	7
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		386	8	0	8
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		675	14	0	14

						$901	$803	$98

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	145

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	400	$2	$0	$2
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		1,200	5	(1)	6
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		600	3	0	3
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	19	0	19
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		200	4	0	4
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,000	21	1	20
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		1,100	24	2	22
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		2,900	59	4	55
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		700	15	(1)	16
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		200	3	0	3
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		200	3	0	3
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		300	6	0	6
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		100	2	0	2
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		600	15	1	14
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		800	20	1	19
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		200	6	1	5
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		700	17	1	16
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		100	2	0	2
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		600	4	2	2
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		900	6	(3)	9
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		3,100	24	(6)	30
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,400	13	(1)	14
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	3	0	3
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		300	3	0	3
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		200	2	0	2
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		4,700	81	(2)	83
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		5,100	91	2	89
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		800	15	0	15
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		100	2	0	2
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		200	6	1	5
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	6	0	6
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		200	7	1	6
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		600	23	3	20
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	4	1	3
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,000	39	7	32
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	BRC	AUD	100	(1)	0	(1)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK		100	0	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		300	(2)	(1)	(1)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	GLM		2,300	64	9	55
Pay	6-Month AUD-BBR-BBSW	5.250%	06/15/2022	CBK		600	24	(4)	28
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC	MXN	1,400	0	0	0

							$640	$18	$622

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Total Return Index	54,111	3-Month USD-LIBOR less a specified spread	$	122,058	01/31/2013	BOA	$9,370

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

146	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(i)	Purchased options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price/Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$116.000	05/25/2012	151	$1	$1
Put - CBOT U.S. Treasury 10-Year Note June Futures	107.000	05/25/2012	156	1	2
Put - CME S&P 500 Index June Futures	500.000	06/14/2012	676	19	9
Put - CME S&P 500 Index June Futures	550.000	06/14/2012	20	1	0

				$22	$12

(j)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	4,500	$26	$(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,600	21	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	19	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		900	4	(2)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		5,300	37	(22)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	14	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	8	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		6,300	18	(11)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,100	80	(1)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	31	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,600	18	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,200	44	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	11	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		2,300	24	(6)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,200	25	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,000	29	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,500	26	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,600	31	(12)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		6,700	46	(46)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		4,700	23	(22)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		3,700	35	(25)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		11,600	151	(55)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		1,700	9	(12)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		800	8	(5)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		800	15	(19)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		1,200	15	(6)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		7,000	42	(33)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		1,900	9	(13)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,100	10	(7)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,100	21	(26)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		9,700	135	(46)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,100	7	0

								$1,127	$(372)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	1,100	$9	$(1)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		400	5	(1)

							$14	$(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	147

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	295	$82,100	$905
Sales	277	212,000	1,310
Closing Buys	(425)	(166,400)	(1,001)
Expirations	0	0	0
Exercised	(147)	(4,400)	(73)

Balance at 03/31/2012	0	$123,300	$1,141

(k)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	05/01/2042	$1,000	$1,097	$(1,100)

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	687	04/2012	CBK	$22	$0	$22
Sell	BRL	1,201	04/2012	JPM	33	0	33
Buy		1,201	04/2012	MSC	0	(38)	(38)
Buy		358	06/2012	HUS	0	(7)	(7)
Sell		1,201	06/2012	MSC	38	0	38
Sell	CAD	6,609	06/2012	BRC	57	0	57
Sell	CNY	2,589	06/2012	BRC	0	(3)	(3)
Buy		4,820	06/2012	CBK	5	0	5
Sell		4,402	06/2012	CBK	3	0	3
Sell		630	06/2012	DUB	0	0	0
Sell		3,786	06/2012	FBF	2	(1)	1
Buy		7,028	06/2012	HUS	13	0	13
Sell		8,214	06/2012	HUS	1	(2)	(1)
Buy		24,860	06/2012	JPM	37	(1)	36
Sell		10,146	06/2012	JPM	4	(10)	(6)
Buy		1,276	06/2012	MSC	2	0	2
Sell		630	06/2012	MSC	0	0	0
Sell		7,587	06/2012	UAG	4	(5)	(1)
Sell		3,570	02/2013	BRC	2	0	2
Buy		9,881	02/2013	DUB	2	0	2
Sell		1,259	02/2013	FBF	1	0	1
Sell		5,052	02/2013	UAG	2	0	2
Buy	EUR	200	04/2012	BRC	1	0	1
Sell		1,669	04/2012	BRC	0	(87)	(87)
Buy		4,499	04/2012	CBK	67	0	67
Sell		1,311	04/2012	CBK	0	(69)	(69)
Buy		759	04/2012	DUB	0	(2)	(2)
Sell		4,273	04/2012	DUB	0	(210)	(210)
Buy		200	04/2012	HUS	1	0	1
Sell		7,464	04/2012	HUS	0	(66)	(66)
Buy		4,790	04/2012	JPM	52	0	52
Sell		2,323	04/2012	JPM	0	(35)	(35)
Sell		3,016	04/2012	UAG	0	(182)	(182)
Sell		4,499	05/2012	CBK	0	(66)	(66)
Sell		2,965	05/2012	JPM	0	(48)	(48)
Buy		717	06/2012	BSN	17	0	17
Buy		200	06/2012	CBK	0	0	0
Buy		800	06/2012	DUB	6	0	6
Buy		448	06/2012	JPM	7	0	7
Buy		404	06/2012	MSC	4	0	4
Buy		700	06/2012	UAG	10	0	10
Buy	GBP	252	04/2012	CBK	4	0	4
Buy		3,144	04/2012	DUB	48	0	48
Sell		252	04/2012	DUB	0	(2)	(2)
Sell		3,144	04/2012	HUS	0	(58)	(58)
Buy		100	04/2012	JPM	0	0	0

148	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	GBP	200	05/2012	CBK	$0	$0	$0
Buy		452	05/2012	DUB	4	0	4
Sell		3,144	05/2012	DUB	0	(49)	(49)
Buy		205	05/2012	JPM	2	0	2
Sell	IDR	746,000	07/2012	BRC	0	(1)	(1)
Sell		79,515	07/2012	GST	0	0	0
Buy		7,766,395	07/2012	HUS	0	(19)	(19)
Sell		5,280,000	07/2012	HUS	0	(4)	(4)
Sell		1,660,880	07/2012	UAG	0	(3)	(3)
Sell	MXN	18,175	06/2012	MSC	6	0	6
Buy		18,319	06/2012	UAG	22	0	22
Sell	MYR	1,394	04/2012	CBK	0	(4)	(4)
Buy		1,394	04/2012	JPM	0	(5)	(5)
Sell	SGD	706	05/2012	DUB	4	0	4

					$483	$(977)	$(494)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$557	$0	$557
Corporate Bonds & Notes
Banking & Finance	0	61,792	298	62,090
Industrials	0	9,237	0	9,237
Utilities	0	6,366	0	6,366
Municipal Bonds & Notes
California	0	6,842	0	6,842
Illinois	0	4,250	0	4,250
Iowa	0	574	0	574
Nevada	0	132	0	132
New Jersey	0	2,121	0	2,121
New York	0	10,012	0	10,012
North Carolina	0	227	0	227
Ohio	0	2,057	0	2,057
Texas	0	735	0	735
West Virginia	0	417	0	417
U.S. Government Agencies	0	143,820	8,567	152,387
U.S. Treasury Obligations	0	84,938	0	84,938
Mortgage-Backed Securities	0	20,495	0	20,495
Asset-Backed Securities	0	18,213	1,998	20,211
Sovereign Issues	0	26,783	0	26,783
Convertible Preferred Securities
Industrials	0	0	10	10
Preferred Securities
Banking & Finance	0	0	1,625	1,625

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Certificates of Deposit	$0	$4,396	$0	$4,396
Repurchase Agreements	0	7,488	0	7,488
PIMCO Short-Term Floating NAV Portfolios	16,403	0	0	16,403
Purchased Options
Equity Contracts	0	9	0	9
Interest Rate Contracts	0	3	0	3
	$16,403	$411,464	$12,498	$440,365

Short Sales, at value	$0	$(1,100)	$0	$(1,100)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	886	0	886
Equity Contracts	8,230	9,370	0	17,600
Foreign Exchange Contracts	0	483	0	483
Interest Rate Contracts	69	954	0	1,023
	$8,299	$11,693	$0	$19,992

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(504)	0	(504)
Foreign Exchange Contracts	0	(977)	0	(977)
Interest Rate Contracts	(73)	(374)	(2)	(449)
	$(73)	$(1,855)	$(2)	$(1,930)

Totals	$24,629	$420,202	$12,496	$457,327

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	149

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$303	$0	$0	$(2)	$0	$(3)	$0	$0	$298	$(3)
U.S. Government Agencies	1,574	7,450	(448)	0	0	(9)	0	0	8,567	(9)
Asset-Backed Securities	6,738	0	(378)	45	10	38	0	(4,455)	1,998	(2)
Sovereign Issues	544	0	(544)	0	0	0	0	0	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	10	0	0	10	10
Preferred Securities
Banking & Finance	1,648	0	0	0	0	(23)	0	0	1,625	(24)

	$10,807	$7,450	$(1,370)	$43	$10	$13	$0	$(4,455)	$12,498	$(28)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(188)	$0	$0	$0	$112	$74	$0	$0	$(2)	$6

Totals	$10,619	$7,450	$(1,370)	$43	$122	$87	$0	$(4,455)	$12,496	$(22)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$9	$0	$3	$12
Variation margin receivable on financial derivative instruments (2)	0	0	920	0	128	1,048
Unrealized appreciation on foreign currency contracts	0	0	0	483	0	483
Unrealized appreciation on OTC swap agreements	0	883	9,370	0	624	10,877

	$0	$883	$10,299	$483	$755	$12,420

Liabilities:
Written options outstanding	$0	$0	$0	$0	$374	$374
Variation margin payable on financial derivative instruments (2)	0	9	0	0	29	38
Unrealized depreciation on foreign currency contracts	0	0	0	977	0	977
Unrealized depreciation on OTC swap agreements	0	192	0	0	2	194

	$0	$201	$0	$977	$405	$1,583

150	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(142)	$0	$(1)	$(143)
Net realized gain on futures contracts	0	0	20,745	0	5,962	26,707
Net realized gain (loss) on written options	0	5	58	0	(2,772)	(2,709)
Net realized gain (loss) on swaps	0	473	4,520	0	(14,908)	(9,915)
Net realized gain on foreign currency transactions	0	0	0	278	0	278

	$0	$478	$25,181	$278	$(11,719)	$14,218

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$12	$0	$1	$13
Net change in unrealized appreciation on futures contracts	0	0	5,237	0	267	5,504
Net change in unrealized appreciation (depreciation) on written options	0	0	(27)	0	1,062	1,035
Net change in unrealized appreciation on swaps	0	138	5,373	0	826	6,337
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(908)	0	(908)

	$0	$138	$10,595	$(908)	$2,156	$11,981

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $8,226 and open centrally cleared swaps cumulative appreciation/(depreciation) of $21 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$9,392	$(9,130)	$262
BPS	27	0	27
BRC	114	0	114
BSN	17	0	17
CBK	(22)	0	(22)
DUB	(298)	425	127
FBF	(18)	0	(18)
GLM	131	(140)	(9)
GST	64	0	64
HUS	479	(760)	(281)
JPM	40	0	40
MSC	12	(30)	(18)
MYC	163	(75)	88
RBC	23	0	23
RYL	(211)	296	85
SOG	7	0	7
UAG	(141)	84	(57)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	151

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.474% due 12/20/2012		$844	$836

Total Bank Loan Obligations (Cost $843)			836

CORPORATE BONDS & NOTES 21.7%

BANKING & FINANCE 13.2%
Ally Financial, Inc.
4.500% due 02/11/2014		2,400	2,409
7.500% due 09/15/2020		700	759
8.300% due 02/12/2015		700	764
American Express Bank FSB
5.500% due 04/16/2013		1,100	1,152
American International Group, Inc.
4.250% due 05/15/2013		3,400	3,478
5.450% due 05/18/2017		100	108
5.600% due 10/18/2016		3,000	3,251
5.850% due 01/16/2018		3,400	3,706
6.250% due 05/01/2036		800	867
6.250% due 03/15/2087		1,000	905
6.400% due 12/15/2020		400	453
6.765% due 11/15/2017	GBP	1,648	2,886
8.175% due 05/15/2068		$3,800	4,041
8.625% due 05/22/2068	GBP	1,450	2,309
ASIF
3.000% due 02/17/2017	EUR	3,100	3,508
BA Covered Bond Issuer
5.500% due 06/14/2012		$1,000	1,009
Banco do Brasil S.A.
3.359% due 07/02/2014		1,900	1,885
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000	2,010
4.500% due 04/06/2015		3,400	3,477
Banco Santander Chile
2.162% due 01/19/2016		1,400	1,337
Bank of America Corp.
6.500% due 08/01/2016		2,200	2,421
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		300	315
Bank of Montreal
1.300% due 10/31/2014		1,200	1,211
1.950% due 01/30/2018		900	911
2.850% due 06/09/2015		700	738
Bank of Nova Scotia
1.650% due 10/29/2015		1,300	1,322
Bank One Capital
8.750% due 09/01/2030		325	448
Barclays Bank PLC
14.000% due 11/29/2049	GBP	420	826
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600	621
6.500% due 03/10/2021		1,400	1,467
Bear Stearns Cos. LLC
6.400% due 10/02/2017		700	816
BNP Paribas S.A.
0.983% due 04/08/2013		3,100	3,075
BPCE S.A.
2.375% due 10/04/2013		500	492
Capital One Capital
10.250% due 08/15/2039		3,200	3,304
CBA Capital Trust
5.805% due 08/29/2049		2,900	2,917
Citigroup Capital
8.300% due 12/21/2077		14,600	14,775
Citigroup, Inc.
1.353% due 02/15/2013		1,200	1,195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.027% due 01/13/2014		$3,300	$3,282
2.510% due 08/13/2013		1,500	1,505
5.000% due 09/15/2014		100	104
5.500% due 04/11/2013		6,000	6,228
5.625% due 08/27/2012		200	203
Credit Suisse
2.200% due 01/14/2014		1,200	1,212
Deutsche Bank AG
1.532% due 09/22/2015	EUR	600	758
Export-Import Bank of Korea
4.000% due 01/29/2021		$3,300	3,263
5.125% due 06/29/2020		600	646
5.875% due 01/14/2015		1,900	2,079
8.125% due 01/21/2014		6,400	7,082
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		3,100	3,313
8.000% due 06/01/2014		2,500	2,753
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	534
General Electric Capital Corp.
5.875% due 01/14/2038		$300	330
Goldman Sachs Group, Inc.
1.492% due 01/30/2017	EUR	1,200	1,427
5.750% due 10/01/2016		$1,430	1,549
GSPA Monetization Trust
6.422% due 10/09/2029		2,532	2,434
HBOS PLC
0.676% due 09/06/2017		900	667
HSBC Bank PLC
2.000% due 01/19/2014		1,200	1,205
HSBC Bank USA N.A.
6.000% due 08/09/2017		14,400	15,692
HSBC Capital Funding LP
4.610% due 12/29/2049		3,900	3,764
ING Bank NV
1.875% due 06/09/2014		1,900	1,881
2.500% due 01/14/2016		800	813
Intesa Sanpaolo SpA
2.892% due 02/24/2014		2,700	2,635
JPMorgan Chase & Co.
1.067% due 09/26/2013	EUR	1,900	2,526
5.250% due 05/01/2015		$1,000	1,086
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		800	916
JPMorgan Chase Capital
1.492% due 01/15/2087		10,000	7,330
6.550% due 09/15/2066		100	101
Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,212
LBG Capital PLC
7.869% due 08/25/2020	GBP	100	138
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013^		$200	60
Lloyds TSB Bank PLC
2.911% due 01/24/2014		5,000	4,983
4.875% due 01/21/2016		3,400	3,528
Majapahit Holding BV
8.000% due 08/07/2019		3,000	3,660
Morgan Stanley
1.533% due 04/29/2013		300	298
3.006% due 05/14/2013		7,000	7,055
5.950% due 12/28/2017		500	515
National City Bank
0.845% due 06/07/2017		1,100	1,004
Nordea Bank AB
2.125% due 01/14/2014		600	602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northern Rock Asset Management PLC
5.625% due 06/22/2017		$2,600	$2,816
Pacific LifeCorp
6.000% due 02/10/2020		300	327
Prudential Financial, Inc.
6.100% due 06/15/2017		307	355
6.625% due 12/01/2037		100	116
Prudential Financial, Inc. CPI Linked Bond
4.960% due 06/10/2013		1,000	1,021
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,352
Rabobank Group
6.875% due 03/19/2020	EUR	7,100	9,162
Resona Bank Ltd.
5.850% due 09/29/2049		$16,300	16,961
Royal Bank of Scotland Group PLC
4.875% due 08/25/2014		100	104
6.990% due 10/29/2049		900	738
Santander UK PLC
1.538% due 10/10/2017	EUR	5,500	5,794
SLM Corp.
0.860% due 01/27/2014		$700	669
8.000% due 03/25/2020		1,300	1,407
SLM Corp. CPI Linked Bond
4.991% due 01/31/2014		1,000	1,034
Societe Generale S.A.
5.922% due 04/29/2049		500	407
State Bank of India
4.500% due 07/27/2015		4,300	4,451
Temasek Financial Ltd.
4.300% due 10/25/2019		500	545
USB Capital
3.500% due 10/29/2049		300	232
Wachovia Capital Trust
1.067% due 01/15/2027		25	19
Wachovia Corp.
0.737% due 08/01/2013		700	701
Wells Fargo Bank N.A.
4.750% due 02/09/2015		3,300	3,542
ZFS Finance USA Trust
5.875% due 05/09/2062		146	147

			229,441

INDUSTRIALS 6.2%
Alcoa, Inc.
6.150% due 08/15/2020		1,600	1,725
Altria Group, Inc.
4.125% due 09/11/2015		1,100	1,201
7.750% due 02/06/2014		2,300	2,577
Anheuser-Busch InBev Worldwide, Inc.
1.107% due 01/27/2014		7,900	7,945
BMW Finance NV
5.250% due 05/21/2012		1,200	1,208
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,512
Codelco, Inc.
7.500% due 01/15/2019		300	377
Continental Airlines, Inc.
6.750% due 09/15/2015		6,500	6,557
CSN Islands Corp.
6.875% due 09/21/2019		400	457
CSN Resources S.A.
6.500% due 07/21/2020		2,700	3,038
CVS Pass-Through Trust
6.943% due 01/10/2030		1,152	1,329

152	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.674% due 09/13/2013		$2,000	$2,009
DCP Midstream LLC
9.700% due 12/01/2013		3,435	3,843
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		5,000	5,263
Eaton Vance Corp.
6.500% due 10/02/2017		600	684
Eli Lilly & Co.
4.200% due 03/06/2014 (g)		10,000	10,666
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		39	43
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		900	961
General Mills, Inc.
5.250% due 08/15/2013		4,784	5,078
Gerdau Trade, Inc.
5.750% due 01/30/2021		500	532
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		1,000	1,064
7.625% due 04/09/2019		1,000	1,213
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038		500	571
Kraft Foods, Inc.
2.625% due 05/08/2013 (g)		9,500	9,685
6.875% due 02/01/2038		100	126
Lyondell Chemical Co.
8.000% due 11/01/2017		814	918
Noble Group Ltd.
4.875% due 08/05/2015		1,000	1,008
Novatek Finance Ltd.
5.326% due 02/03/2016		600	634
Oracle Corp.
5.750% due 04/15/2018		500	608
Pearson Dollar Finance PLC
5.500% due 05/06/2013		600	628
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	173
Petrobras International Finance Co.
5.750% due 01/20/2020		$3,600	4,005
5.875% due 03/01/2018		800	901
8.375% due 12/10/2018		400	507
PPG Industries, Inc.
1.900% due 01/15/2016		2,300	2,312
Telefonica Emisiones S.A.U.
0.861% due 02/04/2013		2,000	1,961
2.582% due 04/26/2013		3,000	3,013
Time Warner Cable, Inc.
6.200% due 07/01/2013		10,700	11,415
Total Capital S.A.
4.450% due 06/24/2020		400	434
Transocean, Inc.
4.950% due 11/15/2015		2,000	2,140
Union Pacific Corp.
4.163% due 07/15/2022		437	473
Vale Overseas Ltd.
5.625% due 09/15/2019		1,500	1,683
8.250% due 01/17/2034		1,200	1,578
Vivendi S.A.
5.750% due 04/04/2013		2,700	2,801

			107,856

UTILITIES 2.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		200	247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AT&T, Inc.
4.950% due 01/15/2013	$3,292	$3,404
British Telecommunications PLC
5.150% due 01/15/2013	4,000	4,134
EDF S.A.
5.500% due 01/26/2014	200	215
6.500% due 01/26/2019	200	234
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	500	526
6.212% due 11/22/2016	100	109
8.146% due 04/11/2018	700	824
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	200	228
NGPL PipeCo LLC
6.514% due 12/15/2012	8,000	7,721
NV Energy, Inc.
6.250% due 11/15/2020	1,200	1,308
Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013	10,000	10,653
Petroleos Mexicanos
6.000% due 03/05/2020	1,200	1,372
Qtel International Finance Ltd.
3.375% due 10/14/2016	1,900	1,935
4.750% due 02/16/2021	300	312
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,900	2,104
Verizon Communications, Inc.
5.250% due 04/15/2013	300	315
Vodafone Group PLC
5.000% due 12/16/2013	3,200	3,423

		39,064

Total Corporate Bonds & Notes (Cost $368,541)		376,361

MUNICIPAL BONDS & NOTES 3.1%

CALIFORNIA 0.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	932
6.918% due 04/01/2040	490	639
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,184
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	127
7.550% due 04/01/2039	100	130
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,500	1,967
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	105
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	843
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	300	374
7.618% due 08/01/2040	500	644
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,000	1,368
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,029

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	$1,000	$1,171
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	113
7.021% due 08/01/2040	200	226
San Diego Tobacco Settlement Revenue Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	90	70
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	300	304
6.398% due 05/15/2031	300	358
6.548% due 05/15/2048	500	627

		12,211

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,000	1,132
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	958

		2,090

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	70	66

LOUISIANA 0.0%
Tobacco Settlement Financing Corp., Louisiana Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	25

NEVADA 0.3%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	600	792
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	4,388

		5,180

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,643

NEW YORK 1.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,300	1,820
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	3,007
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	100	128
6.011% due 06/15/2042	1,000	1,289
6.282% due 06/15/2042	100	114
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	700	780

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	153

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	$100	$108
5.750% due 11/15/2051	11,800	13,224
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,181

		21,651

OHIO 0.4%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	2,073
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	6,325	4,745

		6,818

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	118

TEXAS 0.3%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,900	4,780

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	285	210

Total Municipal Bonds & Notes (Cost $47,314)		54,792

U.S. GOVERNMENT AGENCIES 43.7%
Fannie Mae
0.375% due 03/16/2015	1,000	993
0.592% due 07/25/2037 - 09/25/2042	2,769	2,765
0.622% due 07/25/2037	2,613	2,613
0.642% due 09/25/2035	2,314	2,291
0.652% due 09/25/2035	4,040	4,005
0.692% due 09/25/2035 - 07/25/2041	28,282	28,341
0.842% due 01/25/2051	8,718	8,749
0.962% due 06/25/2037	5,648	5,682
0.972% due 06/25/2040	12,076	12,141
0.982% due 03/25/2040	4,731	4,776
1.250% due 01/30/2017	2,400	2,408
2.057% due 10/01/2034	6	6
2.090% due 09/01/2035	70	74
2.111% due 11/01/2035	11	12
2.282% due 12/01/2033	37	39
2.342% due 03/01/2035	9	10
2.350% due 07/01/2035	50	53
2.522% due 06/01/2034	342	359
2.590% due 06/01/2035	100	107
2.675% due 12/01/2033	15	16
2.819% due 06/01/2035	141	151
3.000% due 04/01/2027 - 05/01/2027	70,000	72,394
3.500% due 06/01/2014 - 05/01/2042	84,153	87,941
4.000% due 09/01/2023 - 04/25/2041	82,734	86,518

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 05/01/2023 - 04/12/2042	$37,365	$39,935
5.000% due 02/13/2017 - 05/01/2040	47,728	51,708
5.375% due 06/12/2017	300	362
5.500% due 11/01/2021 - 04/01/2042	204,502	222,859
6.000% due 10/01/2026 - 04/01/2042	23,869	26,336
Freddie Mac
0.622% due 03/15/2037	10,857	10,848
0.625% due 12/29/2014 (h)(i)	12,500	12,529
0.942% due 08/15/2037	7,861	7,913
0.952% due 10/15/2037	1,883	1,895
0.962% due 05/15/2037 - 09/15/2037	8,470	8,513
1.250% due 05/12/2017	2,800	2,798
2.375% due 01/13/2022 (h)	12,900	12,686
2.474% due 06/01/2035	142	150
2.698% due 11/01/2034	63	68
3.750% due 03/27/2019	3,100	3,484
4.000% due 12/15/2040 - 07/15/2041	24,226	24,829
4.875% due 06/13/2018 (i)	300	358
5.500% due 08/23/2017 - 10/01/2039	4,551	4,970
6.000% due 08/01/2027 - 05/01/2042	2,207	2,429
Ginnie Mae
6.000% due 07/15/2037 - 08/15/2037	266	304
Small Business Administration
4.430% due 05/01/2029	1,027	1,135
5.520% due 06/01/2024	11	12

Total U.S. Government Agencies (Cost $746,000)		758,565

U.S. TREASURY OBLIGATIONS 29.2%
U.S. Treasury Inflation Protected Securities (c)
0.750% due 02/15/2042 (h)	28,990	27,611
1.750% due 01/15/2028 (h)	6,816	8,139
2.000% due 01/15/2026 (h)	1,713	2,100
2.125% due 02/15/2040 (h)(i)	15,940	20,947
2.375% due 01/15/2025	3,968	5,049
2.375% due 01/15/2027 (h)(i)	35,293	45,302
2.500% due 01/15/2029 (h)(i)	30,088	39,735
3.000% due 07/15/2012 (f)(h)(i)	18,279	18,702
3.625% due 04/15/2028 (h)	3,644	5,379
U.S. Treasury Notes
0.250% due 02/28/2014	0	0
0.250% due 03/31/2014 (a)	31,000	30,949
0.250% due 02/15/2015	300	298
0.375% due 03/15/2015 (f)	500	498
0.875% due 12/31/2016 (f)	9,000	8,953
0.875% due 01/31/2017	6,000	5,963
0.875% due 02/28/2017	30,900	30,680
1.250% due 02/15/2014 (f)(i)	9,400	9,560
1.375% due 11/30/2018 (f)(h)(i)	39,200	38,820
1.375% due 02/28/2019	191,400	188,634
2.750% due 02/15/2019	5,200	5,600
3.125% due 05/15/2019	5,100	5,614
3.625% due 08/15/2019	8,100	9,190

Total U.S. Treasury Obligations (Cost $510,934)		507,723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Investment Trust
2.241% due 02/25/2045		$21	$17
Arran Residential Mortgages Funding PLC
2.251% due 05/16/2047	EUR	420	560
2.451% due 05/16/2047		2,800	3,730
Banc of America Funding Corp.
2.605% due 06/25/2034		$82	81
2.667% due 05/25/2035		34	35
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		756	708
Banc of America Mortgage Securities, Inc.
2.879% due 05/25/2033		119	109
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.633% due 06/10/2049		2,900	3,232
5.731% due 05/10/2045		300	343
BCRR Trust
5.858% due 07/17/2040		500	572
Bear Stearns Adjustable Rate Mortgage Trust
2.808% due 11/25/2034		231	197
2.875% due 01/25/2034		0	0
3.207% due 11/25/2034		61	61
3.214% due 12/25/2035		133	127
Bear Stearns Alt-A Trust
2.826% due 09/25/2035		36	24
Chase Mortgage Finance Corp.
5.891% due 09/25/2036		1,915	1,689
6.000% due 12/25/2036		776	749
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		42	37
2.660% due 05/25/2035		65	60
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		300	337
5.543% due 12/11/2049		3,800	4,213
Countrywide Alternative Loan Trust
0.522% due 02/25/2037		577	316
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		42	31
2.746% due 11/25/2034		2,017	1,676
2.776% due 02/20/2035		272	226
European Loan Conduit
1.207% due 05/15/2019	EUR	158	181
Extended Stay America Trust
2.951% due 11/05/2027		$6,631	6,713
Granite Master Issuer PLC
0.342% due 12/20/2054		1,174	1,127
0.866% due 12/20/2054	GBP	1,174	1,798
Granite Mortgages PLC
1.416% due 09/20/2044		1,132	1,749
1.470% due 01/20/2044		184	285
1.584% due 01/20/2044	EUR	206	267
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		$100	110
GSR Mortgage Loan Trust
2.659% due 09/25/2035		108	105
5.132% due 11/25/2035		160	155
5.160% due 11/25/2035		5,305	4,589
Harborview Mortgage Loan Trust
0.412% due 12/19/2036		1,073	582
0.462% due 05/19/2035		38	24
Holmes Master Issuer PLC
2.581% due 10/15/2054	EUR	1,500	2,006
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		$1,430	1,489
4.717% due 02/15/2046		2,700	2,999
5.336% due 05/15/2047		1,700	1,869
5.882% due 02/15/2051		100	113

154	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
5.015% due 02/25/2035		$35	$36
5.315% due 07/25/2035		2,435	2,473
5.750% due 01/25/2036		211	198
5.903% due 10/25/2036		855	712
MASTR Adjustable Rate Mortgages Trust
2.382% due 07/25/2035		2,427	1,884
Mellon Residential Funding Corp.
0.682% due 12/15/2030		238	225
0.722% due 06/15/2030		3	3
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		128	93
2.393% due 05/25/2033		107	103
5.242% due 09/25/2035		5,995	5,390
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,590	1,714
5.485% due 03/12/2051		100	108
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035		142	114
Morgan Stanley Capital
5.610% due 04/15/2049		2,448	2,518
5.809% due 12/12/2049		1,700	1,956
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		1,868	1,875
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		556	486
OBP Depositor LLC Trust
4.646% due 07/15/2045		6,900	7,767
Structured Adjustable Rate Mortgage Loan Trust
1.582% due 01/25/2035		84	55
2.703% due 08/25/2034		166	153
2.722% due 02/25/2034		109	104
Structured Asset Mortgage Investments, Inc.
0.522% due 02/25/2036		48	27
Titan Europe PLC
1.370% due 10/23/2016	GBP	6,172	8,614
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021		$491	472
5.509% due 04/15/2047		100	109
WaMu Mortgage Pass-Through Certificates
1.359% due 11/25/2042		16	14
2.724% due 10/25/2046		452	346
5.442% due 02/25/2037		2,500	2,097
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036		173	151
2.648% due 01/25/2035		139	132
5.429% due 12/25/2036		6,396	6,078

Total Mortgage-Backed Securities (Cost $88,850)			91,298

ASSET-BACKED SECURITIES 2.6%
ACE Securities Corp.
0.302% due 10/25/2036		31	8
Asset-Backed Securities Corp. Home Equity
0.517% due 09/25/2034		71	64
Centurion CDO Ltd.
0.923% due 01/30/2016		4,355	4,215
Citibank Omni Master Trust
2.342% due 05/16/2016		10,000	10,025
Citigroup Mortgage Loan Trust, Inc.
0.302% due 05/25/2037		102	98
0.442% due 05/25/2037		10,135	3,168
Countrywide Asset-Backed Certificates
0.722% due 12/25/2031		4	2
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.752% due 08/07/2021		2,800	2,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		$9	$7
Massachusetts Educational Financing Authority
1.510% due 04/25/2038		2,293	2,290
Penta CLO S.A.
1.917% due 06/04/2024	EUR	968	1,160
SLM Student Loan Trust
0.860% due 01/25/2015		$4	4
1.060% due 10/25/2017		1,100	1,099
1.136% due 12/15/2023	EUR	11,734	14,654
3.492% due 05/16/2044		$1,498	1,557
3.500% due 08/17/2043		2,403	2,363
Wind River CLO Ltd.
0.804% due 12/19/2016		2,632	2,540

Total Asset-Backed Securities (Cost $47,618)			45,960

SOVEREIGN ISSUES 4.8%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	839
5.500% due 07/12/2020		$2,100	2,352
Canada Housing Trust
3.350% due 12/15/2020	CAD	4,900	5,240
3.750% due 03/15/2020		1,900	2,091
3.800% due 06/15/2021		1,000	1,105
Indonesia Government International Bond
7.500% due 01/15/2016		$1,500	1,762
Korea Development Bank
4.375% due 08/10/2015		2,500	2,647
Korea Housing Finance Corp.
4.125% due 12/15/2015		500	529
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	100	103
4.300% due 06/18/2042		100	115
Province of Ontario Canada
3.150% due 06/02/2022		4,500	4,524
4.000% due 10/07/2019		$500	558
4.000% due 06/02/2021	CAD	23,400	25,315
4.200% due 03/08/2018		100	110
4.200% due 06/02/2020		14,300	15,730
4.300% due 03/08/2017		1,400	1,546
4.400% due 06/02/2019		1,200	1,339
4.600% due 06/02/2039		1,000	1,172
5.500% due 06/02/2018		300	353
Province of Quebec Canada
2.750% due 08/25/2021		$10,500	10,558
3.500% due 07/29/2020		200	215
3.500% due 12/01/2022	CAD	2,300	2,365
4.250% due 12/01/2021		1,200	1,317
4.500% due 12/01/2016		100	111
4.500% due 12/01/2017		100	112
4.500% due 12/01/2018		200	224
4.500% due 12/01/2020		500	560
Russia Government International Bond
3.625% due 04/29/2015		$300	313
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		300	310
5.450% due 11/22/2017		700	726

Total Sovereign Issues (Cost $80,931)			84,241

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		24,000	6

Total Convertible Preferred Securities (Cost $0)			6

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
2.829% due 12/31/2049		85	$637
Farm Credit Bank
10.000% due 12/31/2049		1,100	1,305

Total Preferred Securities (Cost $2,037)			1,942

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.5%

CERTIFICATES OF DEPOSIT 1.1%
Banco do Brasil S.A.
0.000% due 05/15/2012		$9,500	9,485
Itau Unibanco Holding S.A.
0.000% due 05/09/2012		5,400	5,391
0.000% due 05/10/2012		3,700	3,694

			18,570

REPURCHASE AGREEMENTS 2.6%
Banc of America Securities LLC
0.050% due 04/02/2012		44,100	44,100
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $45,027. Repurchase proceeds are $44,100.)
State Street Bank and Trust Co.
0.010% due 04/02/2012		330	330
(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $338. Repurchase proceeds are $330.)

			44,430

MEXICO TREASURY BILLS 1.8%
4.500% due 04/26/2012 (b)	MXN	399,100	31,104

U.S. TREASURY BILLS 0.1%
0.145% due 09/13/2012 (e)		$1,240	1,239

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 3.9%
PIMCO Short-Term Floating NAV Portfolio		6,729,356	67,435

Total Short-Term Instruments (Cost $162,006)			162,778

PURCHASED OPTIONS (k) 0.0%
(Cost $124)			56

Total Investments 120.0%
(Cost $2,055,198)			$2,084,558

Written Options (l) (0.1%)
(Premiums $6,368)			(1,740)

Other Assets and Liabilities (Net) (19.9%)			(346,274)

Net Assets 100.0%			$1,736,544

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	155

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $909 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(f)	Securities with an aggregate market value of $1,764 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $106,302 at a weighted average interest rate of 0.371%. On March 31, 2012, securities valued at $19,229 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $86,782 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2012	17,125	$(25,951)
S&P 500 Index June Futures	Short	06/2012	1,492	(12,883)
U.S. Treasury 2-Year Note June Futures	Long	06/2012	377	76
U.S. Treasury 5-Year Note June Futures	Long	06/2012	824	379
U.S. Treasury 10-Year Note June Futures	Long	06/2012	151	(281)

				$(38,660)

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $15,487 and cash of $31 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	68,288	$1,178	$(1,785)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		5,300	158	28
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017		117,100	(536)	52

					$800	$(1,705)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	$	80,400	$5,479	$3,400

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%	$	9,000	$157	$189	$(32)
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.876%		500	2	(7)	9
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.924%		1,000	3	(16)	19
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.876%		1,500	6	(15)	21
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.876%		300	1	(8)	9
Brazil Government International Bond	GST	1.000%	06/20/2015	0.876%		500	2	(7)	9
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%		400	2	(11)	13
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%		1,100	3	(11)	14
Brazil Government International Bond	HUS	1.000%	12/20/2015	0.965%		16,300	27	(92)	119
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.876%		1,700	7	(19)	26
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		13,000	39	(177)	216
Brazil Government International Bond	MYC	1.000%	06/20/2015	0.876%		500	2	(5)	7
Brazil Government International Bond	MYC	1.950%	08/20/2016	1.070%		500	20	0	20
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.924%		500	1	(5)	6
China Government International Bond	BOA	1.000%	06/20/2015	0.696%		900	9	15	(6)
China Government International Bond	BPS	1.000%	03/20/2016	0.868%		300	2	4	(2)
China Government International Bond	BRC	1.000%	03/20/2016	0.868%		700	3	8	(5)

156	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	BRC	1.000%	06/20/2016	0.911%	$	17,700	$71	$230	$(159)
China Government International Bond	CBK	1.000%	06/20/2015	0.696%		200	2	3	(1)
China Government International Bond	CBK	1.000%	06/20/2016	0.911%		1,100	4	11	(7)
China Government International Bond	JPM	1.000%	06/20/2016	0.911%		2,300	10	24	(14)
China Government International Bond	RYL	1.000%	06/20/2015	0.696%		400	4	7	(3)
China Government International Bond	UAG	1.000%	06/20/2016	0.911%		1,100	5	12	(7)
France Government Bond	BRC	0.250%	03/20/2016	1.423%		800	(36)	(30)	(6)
France Government Bond	DUB	0.250%	03/20/2016	1.423%		400	(18)	(16)	(2)
France Government Bond	HUS	0.250%	09/20/2016	1.526%		300	(17)	(12)	(5)
France Government Bond	MYC	0.250%	03/20/2016	1.423%		500	(22)	(17)	(5)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		700	(28)	(14)	(14)
France Government Bond	RYL	0.250%	03/20/2016	1.423%		500	(23)	(17)	(6)
France Government Bond	UAG	0.250%	03/20/2016	1.423%		400	(18)	(16)	(2)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.176%		3,000	(18)	(59)	41
General Electric Capital Corp.	BRC	1.670%	03/20/2013	0.491%		800	10	0	10
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.949%		3,900	394	139	255
Indonesia Government International Bond	DUB	1.000%	06/20/2017	1.665%		700	(23)	(21)	(2)
Indonesia Government International Bond	JPM	1.000%	06/20/2017	1.665%		1,900	(62)	(57)	(5)
Indonesia Government International Bond	UAG	1.000%	06/20/2017	1.665%		900	(29)	(28)	(1)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%		300	3	4	(1)
Japan Government International Bond	BOA	1.000%	06/20/2017	1.000%		3,000	1	(6)	7
Japan Government International Bond	GST	1.000%	06/20/2017	1.000%		400	0	(1)	1
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		700	6	6	0
Japan Government International Bond	JPM	1.000%	06/20/2017	1.000%		2,700	1	(5)	6
Japan Government International Bond	MYC	1.000%	06/20/2017	1.000%		3,000	1	14	(13)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	1.797%		300	(9)	(9)	0
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	2.363%		1,700	(85)	(36)	(49)
MetLife, Inc.	BOA	1.000%	12/20/2015	1.861%		4,200	(127)	(203)	76
MetLife, Inc.	CBK	1.000%	12/20/2015	1.861%		2,300	(70)	(84)	14
MetLife, Inc.	GST	1.000%	09/20/2015	1.801%		3,700	(97)	(238)	141
MetLife, Inc.	JPM	1.000%	09/20/2015	1.801%		5,800	(153)	(344)	191
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.872%		300	2	(4)	6
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.476%		2,000	(75)	(87)	12
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.782%		800	5	(18)	23
Mexico Government International Bond	BRC	1.000%	06/20/2017	1.172%		1,300	(10)	(8)	(2)
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.782%		500	3	(12)	15
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.872%		700	3	(11)	14
Mexico Government International Bond	DUB	1.000%	06/20/2017	1.172%		1,200	(10)	(8)	(2)
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.361%		2,200	(28)	(64)	36
Republic of Germany	BOA	0.250%	09/20/2016	0.602%		9,200	(141)	(165)	24
Republic of Korea	CBK	1.000%	06/20/2017	1.235%		1,500	(17)	(15)	(2)
Republic of Korea	HUS	1.000%	06/20/2017	1.235%		900	(11)	(9)	(2)
Republic of Korea	UAG	1.000%	06/20/2017	1.235%		3,200	(36)	(33)	(3)
U.S. Treasury Notes	HUS	0.250%	06/20/2017	0.298%	EUR	2,100	(6)	(4)	(2)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%	$	2,300	52	40	12
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%		300	7	6	1
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		2,400	55	55	0
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%		600	14	3	11
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		300	7	5	2
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.269%		2,700	59	5	54
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		800	18	14	4

							$(146)	$(1,230)	$1,084

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 16 Index	JPM	(1.000%	)	12/20/2016	EUR	500	$7	$9	$(2)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	7,900	$742	$995	$(253)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		3,600	338	434	(96)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	573	718	(145)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	157

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	700	$66	$80	$(14)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		2,600	244	300	(56)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		2,900	296	386	(90)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		800	81	104	(23)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,200	123	156	(33)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,254	7	0	7
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		289	6	0	6
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		579	12	0	12

						$2,488	$3,173	$(685)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	1,300	$5	$(1)	$6
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		3,700	16	(2)	18
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		4,000	22	0	22
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		12,900	273	4	269
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		22,600	478	44	434
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		6,200	127	18	109
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		1,900	39	0	39
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		3,100	67	(4)	71
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		2,400	41	3	38
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		2,700	46	3	43
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		1,900	42	3	39
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,000	96	11	85
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		900	21	2	19
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		7,500	189	30	159
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		38,600	973	(51)	1,024
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		700	19	2	17
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		11,900	291	49	242
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		5,100	131	19	112
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		8,000	228	12	216
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		3,200	17	9	8
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		1,300	8	5	3
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		2,500	18	(7)	25
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		5,900	45	(10)	55
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		2,700	26	(1)	27
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		1,900	20	0	20
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		500	6	1	5
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		600	11	0	11
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		900	16	1	15
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		4,800	90	0	90
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		2,400	57	0	57
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		2,600	73	12	61
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		900	27	0	27
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		1,900	61	0	61

158	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG	BRL	1,000	$33	$3	$30
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		8,000	299	8	291
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		6,100	231	9	222
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,600	64	13	51
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		5,700	206	0	206
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	BRC	AUD	400	(3)	0	(3)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK		500	(3)	(2)	(1)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		900	(7)	(2)	(5)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	2,200	0	1	(1)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		4,200	1	2	(1)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		6,400	1	1	0

							$4,401	$185	$4,216

(k)	Purchased options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CME S&P 500 Index June Futures	1,800.000	06/14/2012	4,500	$124	$56

(l)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	30,500	$174	$(14)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		35,500	134	(7)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		20,300	171	(2)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,400	16	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		11,000	49	(19)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		16,800	119	(69)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		19,000	113	(2)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,000	62	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		76,200	212	(134)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		89,200	702	(9)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		23,700	234	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,700	69	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		17,600	192	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		16,000	166	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		10,800	117	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		5,700	59	(15)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		21,900	225	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		14,700	144	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		38,400	309	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		6,100	73	(29)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,700	289	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		25,000	173	(170)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		28,900	143	(137)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		20,000	175	(136)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		28,900	319	(137)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		7,000	38	(47)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		3,300	31	(22)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		3,300	64	(77)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		3,400	43	(16)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		46,000	277	(218)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		8,500	38	(58)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		5,000	47	(33)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		5,000	97	(117)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900	98	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		6,300	28	(43)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		28,100	390	(133)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		39,700	276	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		3,400	20	0

								$5,886	$(1,646)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	159

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,900	$117	$(22)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	30,200	271	(50)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	3,700	48	(6)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	6,200	46	(16)

						$482	$(94)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	1,297	$635,800	$6,229
Sales	1,949	1,109,600	5,627
Closing Buys	(2,280)	(917,000)	(5,060)
Expirations	0	(1,200)	(5)
Exercised	(966)	(22,300)	(423)

Balance at 03/31/2012	0	$804,900	$6,368

(m)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2042	$3,000	$3,191	$(3,192)
Fannie Mae	5.000%	05/01/2042	2,000	2,159	(2,158)

				$5,350	$(5,350)

(n)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2,376	04/2012	CBK	$75	$0	$75
Sell	BRL	7,812	04/2012	JPM	213	0	213
Buy		7,812	04/2012	MSC	0	(249)	(249)
Sell		7,812	06/2012	MSC	246	0	246
Sell	CAD	14,222	06/2012	CBK	52	0	52
Sell		12,125	06/2012	FBF	71	0	71
Sell		12,056	06/2012	JPM	124	0	124
Sell		14,222	06/2012	MSC	73	0	73
Sell		11,780	06/2012	UAG	67	0	67
Buy	CNY	23,675	06/2012	BRC	49	0	49
Sell		7,070	06/2012	BRC	0	(7)	(7)
Buy		16,242	06/2012	CBK	27	0	27
Sell		11,949	06/2012	CBK	8	0	8
Buy		10,208	06/2012	DUB	0	(1)	(1)
Sell		2,518	06/2012	DUB	1	0	1
Sell		1,277	06/2012	FBF	0	(2)	(2)
Buy		20,435	06/2012	HUS	36	0	36
Sell		74,213	06/2012	HUS	3	(54)	(51)
Buy		38,374	06/2012	JPM	76	0	76
Sell		17,759	06/2012	JPM	6	(18)	(12)
Buy		14,662	06/2012	MSC	21	0	21
Sell		630	06/2012	MSC	0	0	0
Buy		3,206	06/2012	RYL	8	0	8
Sell		11,385	06/2012	UAG	5	(8)	(3)
Sell		24,665	02/2013	BRC	13	0	13
Buy		47,621	02/2013	CBK	14	(9)	5
Sell		15,738	02/2013	FBF	14	0	14
Buy		12,620	02/2013	GST	0	(6)	(6)
Buy		25,000	02/2013	HUS	11	0	11
Sell		44,838	02/2013	UAG	16	0	16
Buy	EUR	600	04/2012	BRC	4	0	4
Sell		6,771	04/2012	BRC	0	(351)	(351)
Buy		23,386	04/2012	CBK	346	0	346
Sell		11,210	04/2012	CBK	0	(446)	(446)
Buy		2,525	04/2012	DUB	0	(7)	(7)

160	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	16,573	04/2012	DUB	$0	$(814)	$(814)
Buy		414	04/2012	FBF	16	0	16
Buy		600	04/2012	HUS	2	0	2
Sell		38,799	04/2012	HUS	0	(344)	(344)
Buy		17,677	04/2012	JPM	261	0	261
Buy		3,911	04/2012	UAG	58	0	58
Sell		12,366	04/2012	UAG	0	(746)	(746)
Sell		23,386	05/2012	CBK	0	(345)	(345)
Sell		15,413	05/2012	JPM	0	(249)	(249)
Sell		2	06/2012	BRC	0	0	0
Buy		540	06/2012	BSN	13	0	13
Buy		800	06/2012	CBK	0	0	0
Buy		2,910	06/2012	DUB	20	0	20
Buy		2,476	06/2012	JPM	31	0	31
Buy		2,004	06/2012	MSC	20	0	20
Buy		2,700	06/2012	UAG	39	0	39
Buy	GBP	427	04/2012	BRC	14	0	14
Buy		15,726	04/2012	DUB	244	0	244
Sell		87	04/2012	DUB	0	(1)	(1)
Sell		16,153	04/2012	HUS	0	(296)	(296)
Buy		400	04/2012	JPM	4	0	4
Buy		87	04/2012	UAG	2	0	2
Buy		500	05/2012	CBK	0	0	0
Buy		987	05/2012	DUB	8	0	8
Sell		15,725	05/2012	DUB	0	(244)	(244)
Buy		322	05/2012	JPM	4	0	4
Sell	IDR	2,463,000	07/2012	BRC	0	(3)	(3)
Sell		226,458	07/2012	GST	0	0	0
Buy		34,096,883	07/2012	HUS	0	(81)	(81)
Sell		15,738,000	07/2012	HUS	0	(14)	(14)
Sell		15,669,425	07/2012	UAG	0	(34)	(34)
Sell	MXN	399,100	04/2012	BRC	0	(1,028)	(1,028)
Buy		684	06/2012	HUS	0	0	0
Sell		105,819	06/2012	HUS	23	0	23
Buy		107,912	06/2012	UAG	130	0	130
Sell	MYR	6,452	04/2012	CBK	0	(20)	(20)
Buy		6,452	04/2012	UAG	0	(20)	(20)

					$2,468	$(5,397)	$(2,929)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$836	$0	$836
Corporate Bonds & Notes
Banking & Finance	0	225,122	4,319	229,441
Industrials	0	107,856	0	107,856
Utilities	0	39,064	0	39,064
Municipal Bonds & Notes
California	0	12,211	0	12,211
Illinois	0	2,090	0	2,090
Iowa	0	66	0	66
Louisiana	0	25	0	25
Nevada	0	5,180	0	5,180
New Jersey	0	1,643	0	1,643
New York	0	21,651	0	21,651
Ohio	0	6,818	0	6,818
Tennessee	0	118	0	118
Texas	0	4,780	0	4,780
West Virginia	0	210	0	210
U.S. Government Agencies	0	741,543	17,022	758,565
U.S. Treasury Obligations	0	507,723	0	507,723

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Mortgage-Backed Securities	$0	$91,298	$0	$91,298
Asset-Backed Securities	0	41,745	4,215	45,960
Sovereign Issues	0	84,241	0	84,241
Convertible Preferred Securities
Industrials	0	0	6	6
Preferred Securities
Banking & Finance	0	1,305	637	1,942
Short-Term Instruments
Certificates of Deposit	0	18,570	0	18,570
Repurchase Agreements	0	44,430	0	44,430
Mexico Treasury Bills	0	31,104	0	31,104
U.S. Treasury Bills	0	1,239	0	1,239
PIMCO Short-Term Floating NAV Portfolios	67,435	0	0	67,435
Purchased Options
Equity Contracts	0	56	0	56
	$67,435	$1,990,924	$26,199	$2,084,558

Short Sales, at value	$0	$(5,350)	$0	$(5,350)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	161

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$1,549	$0	$1,549
Foreign Exchange Contracts	0	2,468	0	2,468
Interest Rate Contracts	455	7,627	0	8,082
	$455	$11,644	$0	$12,099

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(2,858)	$0	$(2,858)
Equity Contracts	(38,834)	0	0	(38,834)
Foreign Exchange Contracts	0	(5,397)	0	(5,397)
Interest Rate Contracts	(281)	(1,656)	(94)	(2,031)
	$(39,115)	$(9,911)	$(94)	$(49,120)

Totals	$28,775	$1,987,307	$26,105	$2,042,187

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$4,360	$0	$(26)	$(12)	$0	$(3)	$0	$0	$4,319	$(4)
Industrials	2,475	0	(2,562)	16	2	69	0	0	0	0
U.S. Government Agencies	0	17,029	0	0	0	(7)	0	0	17,022	(7)
Mortgage-Backed Securities	10,112	9,599	(19,718)	1	1	5	0	0	0	0
Asset-Backed Securities	13,105	0	(5,292)	50	149	(97)	0	(3,700)	4,215	13
Convertible Preferred Securities
Industrials	0	0	0	0	0	6	0	0	6	6
Preferred Securities
Banking & Finance	646	0	0	0	0	(9)	0	0	637	(9)

	$30,698	$26,628	$(27,598)	$55	$152	$(36)	$0	$(3,700)	$26,199	$(1)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,803)	$0	$0	$0	$926	$783	$0	$0	$(94)	$223

Totals	$28,895	$26,628	$(27,598)	$55	$1,078	$747	$0	$(3,700)	$26,105	$222

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$56	$0	$0	$56
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1,308	1,308
Unrealized appreciation on foreign currency contracts	0	0	0	2,468	0	2,468
Unrealized appreciation on OTC swap agreements	0	1,469	0	0	4,227	5,696

	$0	$1,469	$56	$2,468	$5,535	$9,528

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1,740	$1,740
Variation margin payable on financial derivative instruments (2)	0	143	5,704	0	179	6,026
Unrealized depreciation on foreign currency contracts	0	0	0	5,397	0	5,397
Unrealized depreciation on OTC swap agreements	0	1,072	0	0	11	1,083

	$0	$1,215	$5,704	$5,397	$1,930	$14,246

162	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(669)	$0	$(28)	$(697)
Net realized gain (loss) on futures contracts	0	0	(47,266)	0	21,390	(25,876)
Net realized gain (loss) on written options	0	89	276	5	(9,286)	(8,916)
Net realized (loss) on swaps	0	(3,472)	0	0	(75,382)	(78,854)
Net realized gain on foreign currency transactions	0	0	0	2,792	0	2,792

	$0	$(3,383)	$(47,659)	$2,797	$(63,306)	$(111,551)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$76	$0	$0	$76
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	(17,024)	0	1,029	(15,995)
Net change in unrealized appreciation (depreciation) on written options	0	(24)	(129)	(4)	6,566	6,409
Net change in unrealized appreciation (depreciation) on swaps	0	(3,746)	0	0	7,239	3,493
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(3,628)	0	(3,628)

	$0	$(3,770)	$(17,077)	$(3,632)	$14,834	$(9,645)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(38,660) and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,695 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(278)	$277	$(1)
BPS	257	(270)	(13)
BRC	(413)	372	(41)
BSN	13	0	13
CBK	(341)	0	(341)
DUB	(952)	906	(46)
FBF	541	(590)	(49)
GLM	372	(400)	(28)
GST	(40)	0	(40)
HUS	724	(890)	(166)
JPM	547	(400)	147
MSC	111	(111)	0
MYC	639	(990)	(351)
RBC	1,225	(1,190)	35
RYL	(33)	(30)	(63)
SOG	59	0	59
UAG	(350)	209	(141)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	163

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of twelve funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment  Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing

164	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2012

differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates certain Funds may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the

ANNUAL REPORT	MARCH 31, 2012	165

Notes to Financial Statements (Cont.)

Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

166	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2012

Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses these fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the

Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(c) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation.

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The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(d) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2012, the Funds had no unfunded loan commitments.

(e) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may

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decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(f) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2012 are disclosed in the Notes to the Schedules of Investments.

(h) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(i) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(j) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each

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representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(k) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an

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investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current

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status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2012 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

6. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

ANNUAL REPORT	MARCH 31, 2012	173

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that

174	PIMCO EQUITY-RELATED STRATEGY FUNDS

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may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

ANNUAL REPORT	MARCH 31, 2012	175

Notes to Financial Statements (Cont.)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.85%	0.40%	0.50%	N/A	N/A	N/A
PIMCO Fundamental Advantage Total Return Strategy Fund	0.64%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO Fundamental IndexPLUS® TR Fund	0.54%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.59%	0.25%	N/A	N/A	N/A	N/A
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%	N/A	0.70%	0.45%
PIMCO Small Cap StocksPLUS® TR Fund	0.44%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.59%	0.25%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Total Return Fund	0.39%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO StocksPLUS® TR Short Strategy Fund	0.39%	0.25%	0.35%	N/A	0.65%	0.40%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2012.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B,

C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2012, the Distributor received $18,790,288 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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March 31, 2012

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	$25
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	28

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$857,709	$926,478
PIMCO Fundamental Advantage Total Return Strategy Fund	296,584	2,107,073
PIMCO Fundamental IndexPLUS® TR Fund	99,024	279,058
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	10,291	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	81,025	222,941
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	7,611	8,074
PIMCO Small Cap StocksPLUS® TR Fund	19,998	82,301
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	7,063	0
PIMCO StocksPLUS® Fund	76,697	110,186
PIMCO StocksPLUS® Long Duration Fund	1,716	0
PIMCO StocksPLUS® Total Return Fund	18,469	101,585
PIMCO StocksPLUS® TR Short Strategy Fund	136,096	371,642

ANNUAL REPORT	MARCH 31, 2012	177

Notes to Financial Statements (Cont.)

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended March 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$693,541	$5,524,769	$(5,851,800)	$(348)	$(37)	$366,125	$2,169
PIMCO Fundamental Advantage Total Return Strategy Fund	1,302,926	2,937,654	(4,224,599)	(114)	(162)	15,705	1,854
PIMCO Fundamental IndexPLUS® TR Fund	72,505	107,367	(179,700)	(49)	(9)	114	167
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	498,389	(170,600)	16	25	327,830	189
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	114,671	1,314,044	(1,317,900)	(73)	(11)	110,731	343
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	53,222	157,636	(207,350)	14	(2)	3,520	36
PIMCO Small Cap StocksPLUS® TR Fund	117,399	623,255	(733,530)	38	(14)	7,148	155
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	286,140	(193,400)	43	1	92,784	140
PIMCO StocksPLUS® Fund	397,647	1,597,210	(1,677,600)	(78)	(23)	317,156	1,109
PIMCO StocksPLUS® Long Duration Fund	59,197	179,765	(163,200)	14	24	75,800	165
PIMCO StocksPLUS® Total Return Fund	105,783	387,357	(476,700)	(38)	1	16,403	258
PIMCO StocksPLUS® TR Short Strategy Fund	284,468	1,865,205	(2,081,950)	(262)	(26)	67,435	705

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

178	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2012

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$30,049,512	$26,278,531	$1,624,642	$977,196
PIMCO Fundamental Advantage Total Return Strategy Fund	22,794,274	22,042,388	825,261	2,616,463
PIMCO Fundamental IndexPLUS® TR Fund	9,236,228	8,675,839	176,545	195,692
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	2,665,877	1,636,215	158,468	10,907
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	5,334,140	4,442,392	287,838	162,264
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,057,022	1,981,515	64,629	68,391
PIMCO Small Cap StocksPLUS® TR Fund	2,644,459	2,385,766	127,895	125,553
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	959,615	641,928	101,437	8,717
PIMCO StocksPLUS® Fund	4,482,563	3,877,862	315,607	353,950
PIMCO StocksPLUS® Long Duration Fund	1,255,816	1,281,993	66,727	127,436
PIMCO StocksPLUS® Total Return Fund	2,463,107	2,289,318	90,441	108,466
PIMCO StocksPLUS® TR Short Strategy Fund	11,420,527	10,504,225	400,059	739,034

ANNUAL REPORT	MARCH 31, 2012	179

Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (1)(11)				PIMCO Fundamental Advantage Total Return Strategy Fund (2)(11)				PIMCO Fundamental IndexPLUS® TR Fund (3)
	Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	246,223	$2,407,304	156,276	$1,678,276	506,222	$2,175,252	604,379	$2,840,977	168,455	$881,803	7,879	$45,969
Class P	2,137	22,287	15	163	8,012	34,357	6,026	27,613	4,827	26,780	1,405	8,167
Administrative Class	0	0	0	0	0	0	0	0	353	1,982	8	48
Class D	0	0	0	0	11,204	46,704	40,738	188,849	18,058	100,620	27,085	155,190
Class A	0	0	0	0	12,232	52,382	26,050	120,496	17,236	95,141	20,941	120,764
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	3,228	13,971	7,126	32,946	3,974	21,496	3,060	17,177
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	11,607	106,652	28,049	308,890	50,848	210,766	121,688	542,933	9,115	49,225	7,679	42,803
Class P	7	61	0	0	440	1,781	22	99	294	1,608	57	323
Administrative Class	0	0	0	0	0	0	0	0	13	76	1	7
Class D	0	0	0	0	1,172	4,712	2,320	10,187	1,549	8,370	3,479	18,953
Class A	0	0	0	0	1,713	6,901	1,972	8,618	1,518	8,192	1,329	7,281
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	372	1,503	350	1,545	507	2,642	395	2,105
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(6,082)	(58,839)	(4,014)	(43,278)	(1,241,557)	(5,249,560)	(390,659)	(1,826,966)	(153,149)	(823,226)	(14,045)	(79,829)
Class P	(1,875)	(17,986)	(12)	(130)	(6,622)	(27,485)	(2,260)	(10,482)	(2,409)	(12,949)	(517)	(3,015)
Administrative Class	0	0	0	0	0	0	0	0	(3)	(17)	(1)	(9)
Class D	0	0	0	0	(19,638)	(80,582)	(31,404)	(143,652)	(17,748)	(93,269)	(17,260)	(97,856)
Class A	0	0	0	0	(18,746)	(77,124)	(9,787)	(44,153)	(13,616)	(72,506)	(13,052)	(73,770)
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(4,309)	(17,942)	(2,668)	(12,363)	(1,968)	(10,145)	(911)	(5,078)
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	252,017	$2,459,479	180,314	$1,943,921	(695,429)	$(2,904,364)	373,893	$1,736,647	37,006	$185,823	27,532	$159,230

180	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2012

PIMCO International Fundamental IndexPLUS® TR Strategy Fund (4)(11)		PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (3)				PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (5)(12)
Period from 09/30/2011 to 03/31/2012		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

109,795	$1,215,285	158,679	$947,767	67,186	$426,864	18,537	$117,822	21,288	$174,364
0	0	496	3,051	37	238	1	10	0	0
0	0	0	0	0	0	0	0	0	0
0	0	3,725	22,392	1,698	11,166	1,880	12,144	9,938	85,835
0	0	1,185	7,514	823	5,402	1,165	7,894	2,921	24,649
0	0	0	0	0	0	26	173	64	489
0	0	349	2,188	118	750	370	2,314	893	7,262
0	0	0	0	0	0	0	0	0	0

859	9,710	3,744	21,057	4,362	27,837	1,420	9,359	3,528	27,579
0	0	1	4	0	1	0	0	0	0
0	0	0	0	0	1	0	0	0	0
0	0	47	257	31	194	199	1,302	1,346	10,319
0	0	41	227	49	299	171	1,119	629	4,645
0	0	0	0	0	0	16	103	88	634
0	0	12	63	8	51	66	413	276	1,957
0	0	0	0	0	0	0	0	0	0

0	0	(74,476)	(422,412)	(22,770)	(144,422)	(20,447)	(140,188)	(25,253)	(224,276)
0	0	(45)	(262)	(22)	(122)	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	(1,238)	(7,139)	(1,740)	(10,868)	(4,586)	(30,781)	(11,750)	(101,617)
0	0	(1,062)	(6,180)	(1,225)	(6,985)	(2,802)	(18,845)	(1,467)	(12,184)
0	0	0	0	0	0	(234)	(1,488)	(218)	(1,787)
0	0	(168)	(942)	(79)	(480)	(1,034)	(6,594)	(321)	(2,553)
0	0	0	0	0	0	0	0	0	0

110,654	$1,224,995	91,290	$567,585	48,476	$309,926	(5,252)	$(45,243)	1,962	$(4,684)

ANNUAL REPORT	MARCH 31, 2012	181

Notes to Financial Statements (Cont.)

	PIMCO Small Cap StocksPLUS® TR Fund (6)				PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund (7)(11)		PIMCO StocksPLUS® Fund (8)(13)
	Year Ended 03/31/2012		Year Ended 03/31/2011		Period from 09/30/2011 to 03/31/2012		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	67,801	$450,917	29,902	$223,096	31,501	$353,301	95,783	$769,124	62,860	$505,915
Class P	1,654	12,999	340	2,556	0	0	290	2,492	245	2,078
Administrative Class	0	0	0	0	0	0	60	476	64	530
Class D	9,783	73,404	14,387	109,921	0	0	662	5,219	1,131	9,056
Class A	6,125	44,424	11,441	85,988	0	0	3,982	31,492	5,569	45,776
Class B	0	0	0	0	0	0	43	341	85	662
Class C	1,888	13,574	2,655	19,466	0	0	1,064	8,251	1,565	12,389
Class R	0	0	0	0	0	0	176	1,399	89	714
Issued as reinvestment of distributions
Institutional Class	1,271	8,769	2,836	20,910	2,107	24,028	18,092	143,681	9,732	77,845
Class P	18	129	3	24	0	0	16	126	3	29
Administrative Class	0	0	0	0	0	0	45	343	33	254
Class D	550	3,849	710	5,215	0	0	84	644	74	562
Class A	359	2,507	965	7,119	0	0	852	6,502	631	4,863
Class B	0	0	0	0	0	0	39	287	60	446
Class C	116	775	181	1,286	0	0	568	4,202	431	3,233
Class R	0	0	0	0	0	0	35	272	26	206
Cost of shares redeemed
Institutional Class	(71,872)	(508,320)	(29,966)	(202,063)	(9)	(93)	(95,889)	(763,023)	(18,141)	(148,809)
Class P	(1,259)	(9,589)	(335)	(2,323)	0	0	(285)	(2,415)	(175)	(1,474)
Administrative Class	0	0	0	0	0	0	(89)	(711)	(65)	(521)
Class D	(11,205)	(78,243)	(2,032)	(15,138)	0	0	(1,248)	(9,438)	(971)	(6,847)
Class A	(7,300)	(51,595)	(6,167)	(44,404)	0	0	(4,587)	(36,245)	(5,061)	(41,402)
Class B	0	0	0	0	0	0	(449)	(3,517)	(587)	(4,412)
Class C	(1,391)	(9,355)	(571)	(4,061)	0	0	(1,686)	(13,038)	(1,289)	(9,885)
Class R	0	0	0	0	0	0	(204)	(1,653)	(131)	(1,073)
Net increase (decrease) resulting from Fund share transactions	(3,462)	$(45,755)	24,349	$207,592	33,599	$377,236	17,354	$144,811	56,178	$450,135

(1)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 89% of the Fund.
(2)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 80% of the Fund.
(3)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 17% of the Fund.
(4)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 100% of the Fund.
(5)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 57% of the Fund.
(6)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 33% of the Fund.
(7)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 98% of the Fund.
(8)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 70% of the Fund.
(9)	As of March 31, 2012, 4 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 84% of the Fund.
(10)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 76% of the Fund.
(11)

The PIMCO All Asset and PIMCO All Asset All Authority Funds, related parties to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

(12)

The PIMCO All Asset Fund, a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

(13)

The PIMCO Global Multi-Asset Fund, a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

(14)

The PIMCO All Asset All Authority Fund, a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

182	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2012

PIMCO StocksPLUS® Long Duration Fund (9)				PIMCO StocksPLUS® Total Return Fund				PIMCO StocksPLUS® TR Short Strategy Fund (10)(14)
Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

6,768	$51,668	2,161	$15,000	42,301	$308,110	1,698	$12,837	447,573	$1,803,207	280,077	$1,364,826
0	0	0	0	1,211	10,195	332	2,559	20,858	87,082	2,937	12,573
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	10,419	86,404	14,618	110,625	42,577	178,377	32,795	154,672
0	0	0	0	7,639	60,314	6,448	48,876	70,718	296,535	90,985	425,929
0	0	0	0	35	277	107	794	0	0	0	0
0	0	0	0	1,756	13,564	1,534	11,622	5,988	24,547	8,526	40,217
0	0	0	0	0	0	0	0	0	0	0	0

5,863	43,878	22,526	156,295	1,231	9,649	1,384	10,426	9,902	39,887	3,575	16,391
0	0	0	0	14	114	6	43	222	875	16	71
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	457	3,665	629	4,783	678	2,693	285	1,296
0	0	0	0	356	2,833	425	3,215	1,229	4,858	515	2,315
0	0	0	0	10	77	31	226	0	0	0	0
0	0	0	0	94	721	79	584	172	659	47	204
0	0	0	0	0	0	0	0	0	0	0	0

(18,274)	(137,285)	(5,943)	(45,700)	(46,550)	(359,222)	(2,715)	(19,322)	(375,781)	(1,677,281)	(128,298)	(557,557)
0	0	0	0	(917)	(7,717)	(118)	(893)	(13,271)	(54,624)	(300)	(1,339)
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	(11,203)	(84,512)	(3,701)	(28,479)	(43,047)	(175,568)	(38,569)	(175,529)
0	0	0	0	(8,441)	(64,578)	(2,974)	(21,701)	(75,170)	(306,500)	(81,441)	(363,745)
0	0	0	0	(352)	(2,709)	(520)	(3,745)	0	0	0	0
0	0	0	0	(1,315)	(9,886)	(559)	(4,048)	(4,863)	(19,171)	(6,981)	(30,697)
0	0	0	0	0	0	0	0	0	0	0	0

(5,643)	$(41,739)	18,744	$125,595	(3,255)	$(32,701)	16,704	$128,402	87,785	$205,576	164,169	$889,627

ANNUAL REPORT	MARCH 31, 2012	183

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$0	$0	$59,208	$(8,899)	$(7,944)	$0	$0
PIMCO Fundamental Advantage Total Return Strategy Fund	0	0	68,897	(4,372)	(615,191)	0	0
PIMCO Fundamental IndexPLUS® TR Fund	71,177	0	7,163	(32)	(23,388)	0	0
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	32,846	50	261	(29)	0	0	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	0	4,454	(721)	(5,811)	0	0
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	19,950	2,101	(4,285)	(17,067)	0	0	0
PIMCO Small Cap StocksPLUS® TR Fund	11,229	0	7,951	(157)	(84,152)	0	0
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	37,929	30	2,279	(11)	0	0	0
PIMCO StocksPLUS® Fund	43,631	57,178	(1,416)	(88)	(264,145)	0	0
PIMCO StocksPLUS® Long Duration Fund	33,684	33,004	35,586	(645)	(8,426)	0	0
PIMCO StocksPLUS® Total Return Fund	16,913	0	4,984	(246)	(56,227)	0	0
PIMCO StocksPLUS® TR Short Strategy Fund	34,731	0	37,834	(5,065)	(623,367)	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through March 31, 2012 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2012, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (5)
	2013	2014	2015	2016	2017	2018	2019
PIMCO Fundamental Advantage Total Return Strategy Fund	$0	$0	$0	$0	$0	$137,539	$192,616
PIMCO Fundamental IndexPLUS® TR Fund*	0	0	0	0	0	22,593	0
PIMCO Small Cap StocksPLUS® TR Fund*	0	0	0	0	25,053	59,099	0
PIMCO StocksPLUS® Fund*	0	0	0	0	253,086	11,059	0
PIMCO StocksPLUS® Long Duration Fund*	0	0	0	0	8,426	0	0
PIMCO StocksPLUS® Total Return Fund*	0	0	0	0	44,065	12,162	0
PIMCO StocksPLUS® TR Short Strategy Fund*	0	0	0	0	0	78,424	183,598

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

184	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2012

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Note that post-enactment losses must be used before pre-enactment losses are used. As of March 31, 2012, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$7,944	$0
PIMCO Fundamental Advantage Total Return Strategy Fund	285,036	0
PIMCO Fundamental IndexPLUS® TR Fund*	795	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	5,811	0
PIMCO StocksPLUS® TR Short Strategy Fund*	197,712	163,633

As of March 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$6,385,824	$71,806	$(25,653)	$46,153
PIMCO Fundamental Advantage Total Return Strategy Fund	2,587,805	62,555	(18,461)	44,094
PIMCO Fundamental IndexPLUS® TR Fund	797,445	10,934	(8,009)	2,925
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	1,574,392	3,971	(4,123)	(152)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,482,085	8,928	(6,678)	2,250
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	225,566	5,139	(9,340)	(4,201)
PIMCO Small Cap StocksPLUS® TR Fund	479,895	9,031	(3,864)	5,167
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	496,602	3,990	(2,095)	1,895
PIMCO StocksPLUS® Fund	1,595,390	10,876	(13,126)	(2,250)
PIMCO StocksPLUS® Long Duration Fund	484,209	41,581	(5,976)	35,605
PIMCO StocksPLUS® Total Return Fund	437,459	8,743	(5,837)	2,906
PIMCO StocksPLUS® TR Short Strategy Fund	2,058,230	38,806	(12,478)	26,328

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2012 and March 31, 2011, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2012			March 31, 2011
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$106,726	$0	$0	$298,080	$10,844	$0
PIMCO Fundamental Advantage Total Return Strategy Fund	228,592	0	0	568,337	0	0
PIMCO Fundamental IndexPLUS® TR Fund	71,787	0	0	73,702	0	0
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	9,710	0	0	N/A	N/A	N/A
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	21,634	14	0	27,638	843	0
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10,530	2,220	0	50,852	0	0
PIMCO Small Cap StocksPLUS® TR Fund	16,536	0	0	35,863	0	0
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	24,028	0	0	N/A	N/A	N/A
PIMCO StocksPLUS® Fund	89,728	68,469	0	90,325	0	0
PIMCO StocksPLUS® Long Duration Fund	12,741	31,178	0	107,689	48,606	0
PIMCO StocksPLUS® Total Return Fund	17,652	0	0	20,044	0	0
PIMCO StocksPLUS® TR Short Strategy Fund	49,966	0	0	21,003	0	0

(7)	Includes short-term capital gains, if any, distributed.

ANNUAL REPORT	MARCH 31, 2012	185

Notes to Financial Statements (Cont.)

March 31, 2012

Subsequent to March 31, 2012, management determined that the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) had improperly calculated its dividends paid deduction for the taxable year-ended March 31, 2010. On May 21, 2012, the Board of Trustees for the Fund declared a dividend (as defined under IRC Section 860) in the amount of $1,900,000 of undistributed taxable income for the Fund’s tax year ended March 31, 2010. The dividend will be paid to shareholders during the fiscal year ending March 31, 2013.

14. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

186	PIMCO EQUITY-RELATED STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS® TR Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Total Return Fund and PIMCO StocksPLUS® TR Short Strategy Fund (twelve series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

ANNUAL REPORT	MARCH 31, 2012	187

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FCT	Credit Suisse Capital LLC	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HKD	Hong Kong Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	IDR	Indonesian Rupiah	NZD	New Zealand Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	PHP	Philippine Peso
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	eRAFI	enhanced Research Affiliates Fundamental Index
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	ERAUSLT	eRAFI U.S. Large Strategy Index
CDX.IG	Credit Derivatives Index - Investment Grade	ERADXULT	eRAFI International Large Strategy Index	ERAUSST	eRAFI U.S. Small Strategy Index
CMBX	Commercial Mortgage-Backed Index	ERAEMLT	eRAFI Emerging Markets Strategy Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	FSB	Federal Savings Bank
AID	Agency International Development	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio

188	PIMCO EQUITY-RELATED STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2012) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.35%	0.35%	$18,438	$0
PIMCO Fundamental Advantage Total Return Strategy Fund	0.78%	0.78%	55,122	0
PIMCO Fundamental IndexPLUS® TR Fund	0.16%	0.16%	11,918	0
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.00%	0.00%	971	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.21%	0.21%	3,876	0
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.00%	0.00%	748	1,622
PIMCO Small Cap StocksPLUS® TR Fund	0.03%	0.03%	3,704	0
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.00%	0.00%	9,611	0
PIMCO StocksPLUS® Fund	0.32%	0.32%	19,139	17,379
PIMCO StocksPLUS® Long Duration Fund	0.14%	0.14%	4,949	0
PIMCO StocksPLUS® Total Return Fund	0.97%	0.97%	5,916	0
PIMCO StocksPLUS® TR Short Strategy Fund	2.17%	2.17%	16,241	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

ANNUAL REPORT	MARCH 31, 2012	189

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management L.P.	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

190	PIMCO EQUITY-RELATED STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO and Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2012	191

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transaction with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

192	PIMCO EQUITY-RELATED STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3003AR_033112

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2012

International Bond Funds

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		18
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Notes to Financial Statements		158
Report of Independent Registered Public Accounting Firm		178
Glossary		179
Federal Income Tax Information		180
Management of the Trust		181
Privacy Policy		183

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Local Bond Fund	6	38
PIMCO Emerging Markets Bond Fund	7	51
PIMCO Emerging Markets Corporate Bond Fund	8	65
PIMCO Emerging Markets Currency Fund	9	73
PIMCO Foreign Bond Fund (Unhedged)	10	84
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	11	101
PIMCO Global Advantage® Strategy Bond Fund	12	116
PIMCO Global Bond Fund (Unhedged)	13	132
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	14	145

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

During the reporting period, market volatility reached a state of heightened intensity brought on by a number of diverse yet inter-related events. In response, investors oscillated between being either “risk on” or “risk off” throughout the period, which further contributed to overall market volatility. The European sovereign debt crisis, in particular, amplified global concerns over a Greek default, systemic contagion to the rest of the region and the negative impact such a sovereign default (or defaults) would have on the global banking sector. The European Central Bank initiated a number of long-term debt refinancing programs, via large injections of liquidity, to help contain the crisis and stabilize the European banking system. Nonetheless, several Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, which led to sovereign debt downgrades by the major rating agencies.

In early March, Greece completed an orderly debt swap with private creditors and worked towards restructuring the majority of its public debt. The European Union, via the European Central Bank, agreed to provide Greece with billions of euros in financing over time to help recapitalize Greek banks and support the government. This “organized Greek default” (orchestrated via coordinated efforts globally) contributed to improved investor confidence. However, we believe the European sovereign debt crisis is far from over and should remain a factor causing continued sovereign credit market downside. The Eurozone crisis highlights a number of problems facing many European countries, in which peripheral (and in some cases central) European economies suffer from a loss of competitiveness, negative demographics, currency rigidity, and high sovereign debt levels.

Within the U.S., polarization in Washington led to political theatrics over the debt ceiling debate. At its most recent conclusion, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s, highlighting the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Expanded quantitative easing policies by the Federal Reserve helped provide needed stimulus to a struggling economy and better than expected automobile and manufacturing output provided signs of modest improvement for the U.S. economy. In addition, the overall rate of U.S. unemployment declined over the period, which was an encouraging development though far from being at a level near full employment.

Finally, ongoing social unrest and political uncertainty in the Middle East and North Africa caused instability in the region. The uprising in Syria and Iran’s “saber rattling” in response to Western economic sanctions continue to cause concern worldwide. Most troublesome, the rising tension between Iran and Israel exerted upward pressure on oil prices at a time when the global economy is beginning to show clear signs of slowdown from its 2009-2011 cyclic uptick.

The heightened unpredictability inherent in the markets today present investors with an unusual set of global dynamics that exhibit both increased risks and challenges but also potential opportunities. We believe that such unpredictability can translate into strategies that are generally defensive in nature yet are also flexible enough to be offensive as investment opportunities arise globally. Investor paralysis has never been a legitimate investment option.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower (and prices therefore higher) as investors favored higher quality assets due primarily to ongoing concerns over the European sovereign debt crisis. The yield on the benchmark ten-year U.S. Treasury note yielded 2.21%, or 1.26% lower than on March 31, 2011. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the European Central Bank reduced its main policy rate to 1.00%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.71% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a return of 12.20%, as represented by the Barclays Capital U.S. TIPS Index. TIPS gained on lower real yields across the maturity curve, as shorter maturity real yields fell significantly due to rising crude oil prices towards the latter part of the period. Longer-dated real yields rallied

2	PIMCO INTERNATIONAL BOND FUNDS

following “Operation Twist” as well as due to strong institutional demand for the asset class. TIPS outperformed nominal U.S. Treasuries; while real and nominal yields rallied fairly in-line with each other, TIPS benefited from strong inflation accruals as inflation ran close to 3% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries due to healthy demand from investors (namely banks, money managers, real estate investment trusts (“REITs”), and non-U.S. institutions) as well as from diminished fears of a widespread refinancing wave. Commercial mortgage-backed securities (“CMBS”) also outperformed like-duration U.S. Treasuries amid strong investor demand for high-quality spread investments.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns over the period. The positive returns were largely driven by heavy inflows into the market on declining investor concerns over widespread municipal defaults. Municipal returns were also supported by a relatively light new-issue calendar over the period. Demand for BABs remained strong as these securities continue to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Investor risk sentiment changed periodically during the reporting period. When risk appetite did emerge, emerging market (“EM”) local sovereign debt and local currencies performed well. However, the period was predominately risk-off, driven largely by the European sovereign debt crisis, and U.S. dollar-denominated EM sovereign debt therefore outperformed other EM asset classes over the entire reporting period as investors sought some relative safety. Each EM fixed income asset class posted positive returns over the period except for EM currencies, which tend to be most responsive to changes in global risk sentiment.

■

U.S. equities, as measured by the S&P 500 Index, returned 8.54% due to increased investor risk appetite towards the latter part of the period. However, global equities, as represented by the MSCI World Index, returned 0.56%, and overall performance was impacted by investor concerns over the European sovereign debt crisis. Similar concerns also impacted returns of emerging market equities, as measured by the MSCI Emerging Markets Index, which declined 8.80% for the period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2012

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and

Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO INTERNATIONAL BOND FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Emerging Local Bond Fund	12/29/06	12/29/06	04/30/08	10/16/07	07/31/07	07/31/07	—	07/31/07	—
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	09/30/98	03/31/00	07/31/97	07/31/97	07/31/97	—
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	10/15/10	—	11/18/11	11/18/11	—	11/18/11	—
PIMCO Emerging Markets Currency Fund	05/31/05	05/31/05	04/30/08	09/29/06	05/31/05	05/31/05	—	05/31/05	—
PIMCO Foreign Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	02/28/06	04/30/04	07/30/04	—	07/30/04	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	01/28/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	02/05/09	02/05/09	—	02/05/09	02/05/09
PIMCO Global Bond Fund (Unhedged)	11/23/93	11/23/93	11/19/10	07/31/96	07/31/08	—	—	—	—
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	09/30/03	—	10/02/95	10/02/95	10/02/95	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively. Because Class A shares were the initial class of shares offered for the PIMCO Global Bond Fund (U.S. Dollar-Hedged), performance for periods prior to the inception date of the Institutional Class, Class P, Administrative Classes, Class B and Class C is based on the historical performance of Class A shares. The prior Class A performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Institutional Class, Class P, Administrative Class, Class B and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2012	5

PIMCO Emerging Local Bond Fund

Institutional Class - PELBX	Class D - PLBDX
Class P - PELPX	Class A - PELAX
Administrative Class - PEBLX	Class C - PELCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

South Africa	17.1%
Short-Term Instruments	15.6%
Mexico	14.3%
Poland	10.3%
Brazil	8.1%
Indonesia	7.1%
Other	27.5%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Institutional Class	5.27%	9.67%	9.44%
PIMCO Emerging Local Bond Fund Class P	5.16%	9.58%	9.35%
PIMCO Emerging Local Bond Fund Administrative Class	5.00%	9.39%	9.17%
PIMCO Emerging Local Bond Fund Class D	4.80%	9.20%	8.98%
PIMCO Emerging Local Bond Fund Class A	4.80%	9.20%	8.98%
PIMCO Emerging Local Bond Fund Class A (adjusted)	0.85%	8.37%	8.19%
PIMCO Emerging Local Bond Fund Class C	4.02%	8.39%	8.17%
PIMCO Emerging Local Bond Fund Class C (adjusted)	3.02%	8.39%	8.17%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	3.44%	10.15%	10.39%	*
Lipper Emerging Market Debt Funds Average	6.63%	7.34%	7.44%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.35% for Class D shares, 1.35% for Class A shares, and 2.10% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to local rates in Brazil, which outperformed the Fund’s benchmark index during the reporting period, benefited relative performance.

»	An overweight to local rates in Mexico, which outperformed the Fund’s benchmark index during the reporting period, benefited relative performance.

»	An underweight to local rates in Hungary, which underperformed the Fund’s benchmark index during the reporting period, benefited relative performance.

»	An underweight to local rates in Malaysia, which underperformed the Fund’s benchmark index during the reporting period, benefited relative performance.

»	An overweight to the Brazilian real, which depreciated versus the U.S. dollar over the reporting period, detracted from relative performance.

»	An underweight to local rates in Colombia, which outperformed the Fund’s benchmark index during the reporting period, detracted from relative performance.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Class A - PAEMX
Class P - PEMPX	Class B - PBEMX
Administrative Class - PEBAX	Class C - PEBCX
Class D - PEMDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Short-Term Instruments	13.0%
Mexico	11.2%
Russia	9.0%
Brazil	9.0%
Venezuela	6.2%
Indonesia	6.1%
Luxembourg	5.3%
Other	40.2%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	10.47%	7.99%	11.14%	11.48%
PIMCO Emerging Markets Bond Fund Class P	10.36%	7.88%	11.03%	11.37%
PIMCO Emerging Markets Bond Fund Administrative Class	10.19%	7.72%	10.87%	11.20%
PIMCO Emerging Markets Bond Fund Class D	10.01%	7.55%	10.70%	11.04%
PIMCO Emerging Markets Bond Fund Class A	10.01%	7.55%	10.69%	11.03%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	5.88%	6.73%	10.27%	10.74%
PIMCO Emerging Markets Bond Fund Class B	9.18%	6.75%	10.12%	10.63%
PIMCO Emerging Markets Bond Fund Class B (adjusted)	5.68%	6.67%	10.12%	10.63%
PIMCO Emerging Markets Bond Fund Class C	9.19%	6.75%	9.87%	10.21%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	8.19%	6.75%	9.87%	10.21%
JPMorgan Emerging Markets Bond Index (EMBI) Global	12.60%	8.60%	10.94%	9.36%
Lipper Emerging Market Debt Funds Average	6.63%	7.34%	10.75%	9.54%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares, 2.00% for Class B shares, and 2.00% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to countries with emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to external sovereign debt in Brazil, which outperformed the Fund’s benchmark index over the reporting period, benefited relative performance.

»	An underweight to external sovereign debt in Argentina, which underperformed the Fund’s benchmark index over the reporting period, benefited relative performance.

»	An overweight to external sovereign debt in Russia, which underperformed the Fund’s benchmark index over the reporting period, detracted from relative performance.

»	An underweight to external sovereign debt in Venezuela, which outperformed the Fund’s benchmark index over the reporting period, detracted from relative performance.

»	A tactical allocation to emerging market (“EM”) corporates, which underperformed the Fund’s benchmark index over the reporting period, detracted from relative performance.

»	A tactical allocation to EM currencies, which underperformed the Fund’s benchmark index over the reporting period, detracted from relative performance.

ANNUAL REPORT	MARCH 31, 2012	7

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX	Class A - PECZX
Class P - PMIPX	Class C - PECCX
Class D - PECDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Brazil	16.7%
Cayman Islands	10.4%
Luxembourg	10.1%
Short-Term Instruments	7.4%
Mexico	6.8%
Ireland	5.4%
Russia	5.3%
Other	37.9%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	4.48%	11.26%
PIMCO Emerging Markets Corporate Bond Fund Class P	4.38%	11.20%
PIMCO Emerging Markets Corporate Bond Fund Class D	4.07%	10.82%
PIMCO Emerging Markets Corporate Bond Fund Class A	4.07%	10.82%
PIMCO Emerging Markets Corporate Bond Fund Class A (adjusted)	0.20%	9.29%
PIMCO Emerging Markets Corporate Bond Fund Class C	3.30%	10.00%
PIMCO Emerging Markets Corporate Bond Fund Class C (adjusted)	2.30%	10.00%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	7.51%	13.30%	*
Lipper Emerging Market Debt Funds Average	6.63%	13.10%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.25% for the Institutional Class shares, 1.35% for Class P shares, 1.65% for Class D shares. 1.65% for Class A shares, and 2.40% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Prior to June 8, 2011, the PIMCO Emerging Markets Corporate Bond Fund was named the PIMCO Emerging Markets and Infrastructure Bond Fund.

»	An overweight to Brazilian corporates, which outperformed the Fund’s benchmark index during the reporting period, benefited relative performance.

»	An underweight to Chinese corporates, which underperformed the Fund’s benchmark index during the reporting period, benefited relative performance.

»	An overweight to Russian corporates, which underperformed the Fund’s benchmark index during the reporting period, detracted from relative performance.

»	An overweight to Mexican corporates, which outperformed the Fund’s benchmark index during the reporting period, benefited relative performance.

»	An underweight to South Korean corporates, which outperformed the Fund’s benchmark index during the reporting period, detracted from relative performance.

»	An underweight to Thai corporates, which outperformed the Fund’s benchmark index during the reporting period, detracted from relative performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency Fund

Institutional Class - PLMIX	Class D - PLMDX
Class P - PLMPX	Class A - PLMAX
Administrative Class - PDEVX	Class C - PLMCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Short-Term Instruments	44.0%
Luxembourg	5.8%
Brazil	5.7%
South Africa	5.4%
United States	4.6%
Other	34.5%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency Fund Institutional Class	-1.73%	4.81%	6.15%
PIMCO Emerging Markets Currency Fund Class P	-1.83%	4.70%	6.05%
PIMCO Emerging Markets Currency Fund Administrative Class	-1.98%	4.54%	5.88%
PIMCO Emerging Markets Currency Fund Class D	-2.13%	4.39%	5.72%
PIMCO Emerging Markets Currency Fund Class A	-2.12%	4.39%	5.72%
PIMCO Emerging Markets Currency Fund Class A (adjusted)	-5.79%	3.59%	5.13%
PIMCO Emerging Markets Currency Fund Class C	-2.86%	3.61%	4.93%
PIMCO Emerging Markets Currency Fund Class C (adjusted)	-3.82%	3.61%	4.93%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	-2.89%	5.27%	6.61%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	-2.89%	4.89%	6.25%
Lipper Emerging Market Debt Funds Average	6.63%	7.34%	8.37%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.86% for the Institutional Class shares, 0.96% for Class P shares, 1.11% for Administrative Class shares, 1.26% for Class D shares, 1.26% for Class A shares, and 2.01% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Currency Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in currencies of, emerging markets countries. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments.

»	Prior to August 16, 2011, the PIMCO Emerging Markets Currency Fund was named the PIMCO Developing Local Markets Fund.

»	An overweight to the Chinese yuan, which outperformed the Fund’s benchmark index for the reporting period, benefited relative performance.

»	An underweight to the Turkish lira, which underperformed the Fund’s benchmark index for the reporting period, benefited relative performance.

»	An underweight to the Hungarian forint, which underperformed the Fund’s benchmark index for the reporting period, benefited relative performance.

»	A tactical allocation to Brazilian local rates benefited relative performance as rates rallied amid several policy rate cuts over the reporting period.

»	An overweight to the Mexican peso, which underperformed the Fund’s benchmark index for the reporting period, detracted from relative performance.

»	An underweight to the Argentine peso, which outperformed the Fund’s benchmark index for the reporting period, detracted from relative performance.

ANNUAL REPORT	MARCH 31, 2012	9

PIMCO Foreign Bond Fund (Unhedged)

Institutional Class - PFUIX	Class D - PFBDX
Class P - PFUPX	Class A - PFUAX
Administrative Class - PFUUX	Class C - PFRCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

United States	35.5%
Germany	15.7%
Short-Term Instruments	14.8%
United Kingdom	12.1%
Netherlands	4.0%
Other	17.9%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Institutional Class	7.06%	9.25%	7.36%
PIMCO Foreign Bond Fund (Unhedged) Class P	6.95%	9.14%	7.25%
PIMCO Foreign Bond Fund (Unhedged) Administrative Class	6.79%	8.97%	7.09%
PIMCO Foreign Bond Fund (Unhedged) Class D	6.63%	8.80%	6.91%
PIMCO Foreign Bond Fund (Unhedged) Class A	6.63%	8.77%	6.90%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	2.63%	7.94%	6.38%
PIMCO Foreign Bond Fund (Unhedged) Class C	5.83%	7.96%	6.09%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	4.83%	7.96%	6.09%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	4.27%	7.34%	6.25%
Lipper International Income Funds Average	3.34%	6.32%	5.75%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to German bunds (within core-Europe) duration (or sensitivity to changes in market interest rates) contributed to relative performance as sovereign yields on German bunds fell over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

Positions in high-quality non-Agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) from October 2011 through March 2012 contributed to relative performance as spreads on these securities narrowed over this period, offsetting losses derived from positions in high-quality non-Agency MBS and ABS early in the reporting period.

»

An overweight to U.K. duration from August 2011 through March 2012 contributed to relative performance as U.K. ten-year government yields fell over this period, offsetting losses derived from a slight underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»	An underweight to Japan duration detracted from relative performance as Japan ten-year government yields fell over the reporting period.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PFORX	Class A - PFOAX
Class P - PFBPX	Class B - PFOBX
Administrative Class - PFRAX	Class C - PFOCX
Class D - PFODX	Class R - PFRRX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

United States	36.5%
Germany	14.4%
Short-Term Instruments	14.2%
United Kingdom	12.8%
France	4.0%
Other	18.1%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Institutional Class	8.97%	7.41%	6.38%	7.86%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class P	8.86%	7.31%	6.28%	7.76%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Administrative Class	8.70%	7.14%	6.14%	7.60%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class D	8.54%	6.97%	5.93%	7.39%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A	8.53%	6.94%	5.91%	7.38%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	4.46%	6.13%	5.51%	7.17%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B	7.71%	6.14%	5.37%	7.09%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	4.21%	6.07%	5.37%	7.09%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C	7.72%	6.15%	5.13%	6.58%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	6.72%	6.15%	5.13%	6.58%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class R	8.26%	6.68%	5.65%	7.11%
JPMorgan GBI Global ex-US Index Hedged in USD	6.53%	4.68%	4.75%	6.56%	*
Lipper International Income Funds Average	3.34%	6.32%	7.39%	6.68%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»

An overweight to German bunds (within core-Europe) duration (or sensitivity to changes in market interest rates) contributed to relative performance as sovereign yields on German bunds fell over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

Positions in high-quality non-Agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) from October 2011 through March 2012 contributed to relative performance as spreads on these securities narrowed over this period, offsetting losses derived from positions in high-quality non-Agency MBS and ABS early in the reporting period.

»

An overweight to U.K. duration from July 2011 through March 2012 contributed to relative performance as U.K. ten-year government yields fell over this period, offsetting losses derived from a slight underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»	An underweight to Japan duration detracted from relative performance as Japan ten-year government yields fell over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
Class P - PGBPX	Class C - PAFCX
Class D - PGSDX	Class R - PSBRX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

United States	34.5%
Short-Term Instruments	18.4%
Australia	6.7%
United Kingdom	6.0%
Canada	6.0%
Germany	5.5%
Other	22.9%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	5.65%	9.75%
PIMCO Global Advantage® Strategy Bond Fund Class P	5.55%	9.64%
PIMCO Global Advantage® Strategy Bond Fund Class D	5.24%	9.35%
PIMCO Global Advantage® Strategy Bond Fund Class A	5.24%	9.33%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	1.29%	8.01%
PIMCO Global Advantage® Strategy Bond Fund Class C	4.45%	8.50%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	3.45%	8.50%
PIMCO Global Advantage® Strategy Bond Fund Class R	4.98%	9.06%
Barclays Capital U.S. Aggregate Index	7.71%	6.87%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	4.88%	9.57%
Lipper Global Income Funds Average	4.65%	9.68%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for the Institutional Class shares, 0.80% for Class P shares, 1.10% for Class D shares, 1.10% for Class A shares, 1.85% for Class C shares, and 1.35% for Class R shares.

Portfolio Insights

»

The PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to German bunds (within core-Europe) duration (or sensitivity to changes in market interest rates) versus European peripherals (i.e. Spain and Italy) contributed to relative performance as sovereign yields on German bunds fell and peripheral (i.e. Spanish and Italian) spreads widened over the reporting period.

»	An overweight to Brazil and Mexico duration, via interest-rate swaps, contributed to relative performance as local swap rates fell in these countries over the reporting period.

»	An overweight to Canada and Australia duration contributed to relative performance as ten-year government yields for these countries fell over the reporting period.

»

An overweight to emerging market (“EM”) external corporate bonds contributed to relative performance as spreads on these securities narrowed between September 2011 and March 2012, offsetting losses derived from positions in EM external corporate bonds early in the reporting period.

»	An underweight to U.S. and Japan duration detracted from relative performance as ten-year government yields for these countries fell over the reporting period.

»	An overweight to the Mexican peso detracted from relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Fund (Unhedged)

Institutional Class - PIGLX	Administrative Class - PADMX
Class P - PGOPX	Class D - PGBDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

United States	45.2%
Short-Term Instruments	12.2%
Germany	11.4%
United Kingdom	10.0%
France	4.2%
Other	17.0%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Fund (Unhedged) Institutional Class	8.36%	8.57%	9.16%	7.26%
PIMCO Global Bond Fund (Unhedged) Class P	8.25%	8.46%	9.05%	7.16%
PIMCO Global Bond Fund (Unhedged) Administrative Class	8.09%	8.30%	8.90%	7.01%
PIMCO Global Bond Fund (Unhedged) Class D	7.93%	8.15%	8.73%	6.85%
JPMorgan GBI Global FX NY Index Unhedged in USD	5.69%	7.09%	8.00%	6.27%	*
Lipper Global Income Funds Average	4.65%	5.52%	6.47%	5.95%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, and 0.95% for Class D shares.

Portfolio Insights

»

The PIMCO Global Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to German bunds (within core-Europe) duration (or sensitivity to changes in market interest rates) contributed to relative performance as sovereign yields on German bunds fell over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

Positions in high-quality non-Agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) from October 2011 through March 2012 contributed to relative performance as spreads on these securities narrowed over this period, offsetting losses derived from positions in high-quality non-Agency MBS and ABS early in the reporting period.

»

An overweight to U.K. duration from August 2011 through March 2012 contributed to relative performance as U.K. ten-year government yields fell over this period, offsetting losses derived from a slight underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»	An underweight to Japan duration detracted from relative performance as Japan ten-year government yields fell over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	13

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
Class P - PGNPX	Class B - PBIIX
Administrative Class - PGDAX	Class C - PCIIX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

United States	41.3%
Short-Term Instruments	21.0%
United Kingdom	9.9%
Germany	8.0%
France	4.3%
Other	15.5%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Institutional Class	9.56%	7.06%	6.33%	7.23%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class P	9.45%	6.95%	6.23%	7.12%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Administrative Class	9.28%	6.81%	6.06%	6.96%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	9.17%	6.64%	5.92%	6.81%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	5.08%	5.83%	5.51%	6.56%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B	8.36%	5.85%	5.36%	6.46%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	4.86%	5.77%	5.36%	6.46%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	8.36%	5.85%	5.13%	6.01%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	7.36%	5.85%	5.13%	6.01%
JPMorgan GBI Global Index Hedged in USD	7.17%	5.13%	5.05%	6.20%	*
Lipper Global Income Funds Average	4.65%	5.52%	6.47%	6.00%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.90% for Class A shares, 1.65% for Class B shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»

An overweight to German bunds (within core-Europe) duration (or sensitivity to changes in market interest rates) contributed to relative performance as sovereign yields on German bunds fell over the reporting period.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»

Positions in high-quality non-Agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) from October 2011 through March 2012 contributed to relative performance as spreads on these securities narrowed over this period, offsetting losses derived from positions in high-quality non-Agency MBS and ABS early in the reporting period.

»

An overweight to U.K. duration from August 2011 through March 2012 contributed to relative performance as U.K. ten-year government yields fell over this period, offsetting losses derived from a slight underweight to U.K. duration early in the reporting period.

»	Positions in high-quality financial names, particularly in the U.S. and the U.K., detracted from relative performance as spreads on these securities widened over the reporting period.

»	An underweight to Japan duration detracted from relative performance as Japan ten-year government yields fell over the reporting period.

14	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2011 to March 31, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio
PIMCO Emerging Local Bond Fund
Institutional Class	$1,000.00	$1,100.00	$4.73	$1,000.00	$1,020.50	$4.55	0.90%
Class P	1,000.00	1,099.50	5.25	1,000.00	1,020.00	5.05	1.00
Administrative Class	1,000.00	1,098.60	6.03	1,000.00	1,019.25	5.81	1.15
Class D	1,000.00	1,097.60	7.08	1,000.00	1,018.25	6.81	1.35
Class A	1,000.00	1,097.60	7.08	1,000.00	1,018.25	6.81	1.35
Class C	1,000.00	1,093.50	10.99	1,000.00	1,014.50	10.58	2.10
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,100.60	$4.36	$1,000.00	$1,020.85	$4.19	0.83%
Class P	1,000.00	1,100.10	4.88	1,000.00	1,020.35	4.70	0.93
Administrative Class	1,000.00	1,099.20	5.67	1,000.00	1,019.60	5.45	1.08
Class D	1,000.00	1,098.30	6.56	1,000.00	1,018.75	6.31	1.25
Class A	1,000.00	1,098.30	6.56	1,000.00	1,018.75	6.31	1.25
Class B	1,000.00	1,094.20	10.47	1,000.00	1,015.00	10.08	2.00
Class C	1,000.00	1,094.30	10.47	1,000.00	1,015.00	10.08	2.00
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,093.30	$6.54	$1,000.00	$1,018.75	$6.31	1.25%
Class P	1,000.00	1,092.70	7.06	1,000.00	1,018.25	6.81	1.35
Class D(a)	1,000.00	1,091.20	6.32	1,000.00	1,016.75	8.32	1.65
Class A(a)	1,000.00	1,091.10	6.32	1,000.00	1,016.75	8.32	1.65
Class C(a)	1,000.00	1,087.10	9.17	1,000.00	1,013.00	12.08	2.40

ANNUAL REPORT	MARCH 31, 2012	15

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio
PIMCO Emerging Markets Currency Fund
Institutional Class	$1,000.00	$1,063.70	$4.39	$1,000.00	$1,020.75	$4.29	0.85%
Class P	1,000.00	1,063.10	4.90	1,000.00	1,020.25	4.80	0.95
Administrative Class	1,000.00	1,062.40	5.67	1,000.00	1,019.50	5.55	1.10
Class D	1,000.00	1,061.50	6.44	1,000.00	1,018.75	6.31	1.25
Class A	1,000.00	1,061.60	6.44	1,000.00	1,018.75	6.31	1.25
Class C	1,000.00	1,057.60	10.29	1,000.00	1,015.00	10.08	2.00
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,017.00	$2.52	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,016.50	3.02	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,015.70	3.78	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	1,015.00	4.53	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,015.00	4.53	1,000.00	1,020.50	4.55	0.90
Class C	1,000.00	1,011.20	8.30	1,000.00	1,016.75	8.32	1.65
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,047.00	$2.56	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,046.40	3.07	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,045.70	3.84	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	1,044.90	4.60	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,044.90	4.60	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	1,041.00	8.42	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	1,041.00	8.42	1,000.00	1,016.75	8.32	1.65
Class R	1,000.00	1,043.60	5.88	1,000.00	1,019.25	5.81	1.15
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,040.60	$3.57	$1,000.00	$1,021.50	$3.54	0.70%
Class P	1,000.00	1,040.10	4.08	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,038.70	5.61	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00	1,038.60	5.61	1,000.00	1,019.50	5.55	1.10
Class C	1,000.00	1,034.80	9.41	1,000.00	1,015.75	9.32	1.85
Class R	1,000.00	1,037.40	6.88	1,000.00	1,018.25	6.81	1.35
PIMCO Global Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,023.30	$2.78	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,022.80	3.29	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	1,022.00	4.04	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,021.30	4.80	1,000.00	1,020.25	4.80	0.95
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,043.90	$2.81	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,043.40	3.32	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	1,042.70	4.09	1,000.00	1,021.00	4.04	0.80
Class A	1,000.00	1,042.10	4.59	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	1,038.30	8.41	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	1,038.30	8.41	1,000.00	1,016.75	8.32	1.65

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(a) The Beginning Account Value is reflective as of 11/18/11 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 135/366 for the Class A, Class C and Class D shares of the PIMCO Emerging Markets Corporate Bond Fund (to reflect the period since the inception date of 11/18/11). Hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal year.

16	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index	Description

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global FX NY Index Unhedged in USD	JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global Index Hedged in USD	JPMorgan GBI Global Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	The PIMCO Global Advantage Bond Index (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Local Bond Fund
Institutional Class
03/31/2012	$10.72	$0.49	$0.06	$0.55	$(0.52)	$0.00	$0.00	$(0.52)
03/31/2011	10.38	0.52	0.61	1.13	(0.79)	0.00	0.00	(0.79)
03/31/2010	7.77	0.56	2.68	3.24	(0.63)	0.00	0.00	(0.63)
03/31/2009	9.87	0.52	(2.10)	(1.58)	(0.14)	0.00	(0.38)	(0.52)
03/31/2008	9.99	0.67	0.64	1.31	(0.70)	(0.73)	0.00	(1.43)
Class P
03/31/2012	10.72	0.48	0.06	0.54	(0.51)	0.00	0.00	(0.51)
03/31/2011	10.38	0.51	0.61	1.12	(0.78)	0.00	0.00	(0.78)
03/31/2010	7.77	0.54	2.70	3.24	(0.63)	0.00	0.00	(0.63)
05/30/2008 - 03/31/2009	9.91	0.38	(2.10)	(1.72)	(0.07)	0.00	(0.35)	(0.42)
Administrative Class
03/31/2012	10.72	0.50	0.02	0.52	(0.49)	0.00	0.00	(0.49)
03/31/2011	10.38	0.50	0.61	1.11	(0.77)	0.00	0.00	(0.77)
03/31/2010	7.77	0.52	2.70	3.22	(0.61)	0.00	0.00	(0.61)
03/31/2009	9.87	0.56	(2.16)	(1.60)	(0.08)	0.00	(0.42)	(0.50)
10/16/2007 - 03/31/2008	10.65	0.28	(0.02)	0.26	(0.31)	(0.73)	0.00	(1.04)
Class D
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.48	0.60	1.08	(0.74)	0.00	0.00	(0.74)
03/31/2010	7.77	0.51	2.69	3.20	(0.59)	0.00	0.00	(0.59)
03/31/2009	9.87	0.51	(2.12)	(1.61)	(0.09)	0.00	(0.40)	(0.49)
07/31/2007 - 03/31/2008	10.27	0.40	0.43	0.83	(0.50)	(0.73)	0.00	(1.23)
Class A
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.47	0.61	1.08	(0.74)	0.00	0.00	(0.74)
03/31/2010	7.77	0.50	2.70	3.20	(0.59)	0.00	0.00	(0.59)
03/31/2009	9.87	0.50	(2.11)	(1.61)	(0.10)	0.00	(0.39)	(0.49)
07/31/2007 - 03/31/2008	10.27	0.36	0.47	0.83	(0.50)	(0.73)	0.00	(1.23)
Class C
03/31/2012	10.72	0.36	0.06	0.42	(0.39)	0.00	0.00	(0.39)
03/31/2011	10.38	0.39	0.62	1.01	(0.67)	0.00	0.00	(0.67)
03/31/2010	7.77	0.43	2.70	3.13	(0.52)	0.00	0.00	(0.52)
03/31/2009	9.87	0.42	(2.10)	(1.68)	(0.04)	0.00	(0.38)	(0.42)
07/31/2007 - 03/31/2008	10.27	0.34	0.43	0.77	(0.44)	(0.73)	0.00	(1.17)

PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2012	$11.09	$0.49	$0.64	$1.13	$(0.55)	$0.00	$0.00	$(0.55)
03/31/2011	10.64	0.52	0.49	1.01	(0.56)	0.00	0.00	(0.56)
03/31/2010	8.55	0.55	2.14	2.69	(0.12)	0.00	(0.48)	(0.60)
03/31/2009	10.68	0.59	(1.93)	(1.34)	(0.69)	(0.10)	0.00	(0.79)
03/31/2008	11.13	0.60	(0.07)	0.53	(0.65)	(0.33)	0.00	(0.98)
Class P
03/31/2012	11.09	0.48	0.64	1.12	(0.54)	0.00	0.00	(0.54)
03/31/2011	10.64	0.51	0.49	1.00	(0.55)	0.00	0.00	(0.55)
03/31/2010	8.55	0.53	2.15	2.68	(0.10)	0.00	(0.49)	(0.59)
04/30/2008 - 03/31/2009	10.79	0.54	(2.06)	(1.52)	(0.62)	(0.10)	0.00	(0.72)
Administrative Class
03/31/2012	11.09	0.46	0.64	1.10	(0.52)	0.00	0.00	(0.52)
03/31/2011	10.64	0.49	0.50	0.99	(0.54)	0.00	0.00	(0.54)
03/31/2010	8.55	0.53	2.14	2.67	(0.10)	0.00	(0.48)	(0.58)
03/31/2009	10.68	0.55	(1.92)	(1.37)	(0.66)	(0.10)	0.00	(0.76)
03/31/2008	11.13	0.57	(0.07)	0.50	(0.62)	(0.33)	0.00	(0.95)

Please see footnotes on page 28.

18	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.75	5.27%	$9,439,420	0.90%		0.90%		0.90%		0.90%		4.56%		22%
10.72	11.26	4,184,389	0.90		0.90		0.90		0.90		4.95		24
10.38	42.71	1,950,140	0.92	(b)	0.92	(b)	0.92	(b)	0.92	(b)	5.85		174
7.77	(16.41)	1,510,836	0.95		0.95		0.95		0.95		6.03		78
9.87	13.55	1,653,663	0.95		0.95		0.95		0.95		6.53		67

10.75	5.16	1,301,738	1.00		1.00		1.00		1.00		4.52		22
10.72	11.14	983,357	1.00		1.00		1.00		1.00		4.78		24
10.38	42.65	70,278	1.02	(c)	1.02	(c)	1.02	(c)	1.02	(c)	5.41		174
7.77	(17.62)	656	1.05	*	1.05	*	1.05	*	1.05	*	5.83	*	78

10.75	5.00	41,861	1.15		1.15		1.15		1.15		4.58		22
10.72	10.97	196,741	1.15		1.15		1.15		1.15		4.73		24
10.38	42.38	252,079	1.17	(b)	1.17	(b)	1.17	(b)	1.17	(b)	5.16		174
7.77	(16.63)	1,026	1.20		1.20		1.20		1.20		5.84		78
9.87	2.55	17,690	1.20	*	1.20	*	1.20	*	1.20	*	6.23	*	67

10.75	4.80	825,865	1.35		1.35		1.35		1.35		4.20		22
10.72	10.75	875,805	1.35		1.35		1.35		1.35		4.50		24
10.38	42.12	507,104	1.35		1.35		1.35		1.35		5.09		174
7.77	(16.74)	4,698	1.35		1.35		1.35		1.35		5.63		78
9.87	8.27	11,040	1.32	*	1.32	*	1.32	*	1.32	*	6.00	*	67

10.75	4.80	479,684	1.35		1.35		1.35		1.35		4.18		22
10.72	10.75	499,070	1.35		1.35		1.35		1.35		4.44		24
10.38	42.10	147,882	1.35		1.35		1.35		1.35		5.10		174
7.77	(16.75)	12,085	1.35		1.35		1.35		1.35		5.65		78
9.87	8.31	15,899	1.31	*	1.31	*	1.31	*	1.31	*	5.44	*	67

10.75	4.02	194,451	2.10		2.10		2.10		2.10		3.38		22
10.72	9.93	125,891	2.10		2.10		2.10		2.10		3.68		24
10.38	41.05	30,804	2.10		2.10		2.10		2.10		4.44		174
7.77	(17.37)	5,081	2.10		2.10		2.10		2.10		4.86		78
9.87	7.70	4,541	2.04	*	2.04	*	2.04	*	2.04	*	5.14	*	67

$11.67	10.47%	$4,848,393	0.83%		0.83%		0.83%		0.83%		4.34%		12%
11.09	9.68	2,328,606	0.83		0.83		0.83		0.83		4.75		100
10.64	32.21	1,999,540	0.85	(d)	0.85	(d)	0.84	(d)	0.84	(d)	5.58		185
8.55	(12.67)	1,815,799	0.88		0.88		0.85		0.85		6.29		220
10.68	4.99	2,624,644	0.85		0.85		0.85		0.85		5.51		148

11.67	10.36	314,689	0.93		0.93		0.93		0.93		4.29		12
11.09	9.57	219,160	0.93		0.93		0.93		0.93		4.63		100
10.64	32.08	67,526	0.95	(e)	0.95	(e)	0.94	(e)	0.94	(e)	5.23		185
8.55	(14.12)	48	0.98	*	0.98	*	0.95	*	0.95	*	6.60	*	220

11.67	10.19	21,939	1.08		1.08		1.08		1.08		4.11		12
11.09	9.41	22,944	1.08		1.08		1.08		1.08		4.44		100
10.64	31.88	14,172	1.10	(d)	1.10	(d)	1.09	(d)	1.09	(d)	5.30		185
8.55	(12.89)	9,601	1.13		1.13		1.10		1.10		6.13		220
10.68	4.72	18,827	1.10		1.10		1.10		1.10		5.26		148

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Bond Fund (Cont.)
Class D
03/31/2012	$11.09	$0.45	$0.63	$1.08	$(0.50)	$0.00	$0.00	$(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)	0.00	(0.75)
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)	0.00	(0.94)
Class A
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)	0.00	(0.75)
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)	0.00	(0.94)
Class B
03/31/2012	11.09	0.38	0.62	1.00	(0.42)	0.00	0.00	(0.42)
03/31/2011	10.64	0.39	0.49	0.88	(0.43)	0.00	0.00	(0.43)
03/31/2010	8.55	0.44	2.14	2.58	(0.01)	0.00	(0.48)	(0.49)
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00	(0.68)
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)	0.00	(0.86)
Class C
03/31/2012	11.09	0.37	0.63	1.00	(0.42)	0.00	0.00	(0.42)
03/31/2011	10.64	0.40	0.48	0.88	(0.43)	0.00	0.00	(0.43)
03/31/2010	8.55	0.43	2.15	2.58	(0.01)	0.00	(0.48)	(0.49)
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00	(0.68)
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)	0.00	(0.86)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
03/31/2012	$11.40	$0.50	$(0.01)	$0.49	$(0.50)	$(0.03)	$0.00	$(0.53)
03/31/2011	11.29	0.53	0.38	0.91	(0.55)	(0.25)	0.00	(0.80)
07/01/2009 - 03/31/2010	10.00	0.48	1.33	1.81	(0.47)	(0.05)	0.00	(0.52)
Class P
03/31/2012	11.40	0.50	(0.02)	0.48	(0.49)	(0.03)	0.00	(0.52)
10/15/2010 - 03/31/2011	11.85	0.24	(0.19)	0.05	(0.25)	(0.25)	0.00	(0.50)
Class D
11/18/2011 - 03/31/2012	10.97	0.16	0.41	0.57	(0.15)	(0.03)	0.00	(0.18)
Class A
11/18/2011 - 03/31/2012	10.97	0.17	0.40	0.57	(0.15)	(0.03)	0.00	(0.18)
Class C
11/18/2011 - 03/31/2012	10.97	0.14	0.40	0.54	(0.12)	(0.03)	0.00	(0.15)

PIMCO Emerging Markets Currency Fund
Institutional Class
03/31/2012	$10.88	$0.16	$(0.35)	$(0.19)	$(0.16)	$0.00	$0.00	$(0.16)
03/31/2011	10.24	0.20	0.64	0.84	(0.20)	0.00	0.00	(0.20)
03/31/2010	8.07	0.23	2.17	2.40	(0.15)	0.00	(0.08)	(0.23)
03/31/2009	10.81	0.39	(2.57)	(2.18)	(0.37)	(0.19)	0.00	(0.56)
03/31/2008	10.79	0.51	1.05	1.56	(0.51)	(1.03)	0.00	(1.54)
Class P
03/31/2012	10.88	0.15	(0.35)	(0.20)	(0.15)	0.00	0.00	(0.15)
03/31/2011	10.24	0.19	0.64	0.83	(0.19)	0.00	0.00	(0.19)
03/31/2010	8.07	0.21	2.18	2.39	(0.14)	0.00	(0.08)	(0.22)
04/30/2008 - 03/31/2009	10.92	0.33	(2.67)	(2.34)	(0.32)	(0.19)	0.00	(0.51)
Administrative Class
03/31/2012	10.88	0.14	(0.35)	(0.21)	(0.14)	0.00	0.00	(0.14)
03/31/2011	10.24	0.18	0.64	0.82	(0.18)	0.00	0.00	(0.18)
03/31/2010	8.07	0.20	2.18	2.38	(0.13)	0.00	(0.08)	(0.21)
03/31/2009	10.81	0.38	(2.59)	(2.21)	(0.34)	(0.19)	0.00	(0.53)
03/31/2008	10.79	0.44	1.10	1.54	(0.49)	(1.03)	0.00	(1.52)

Please see footnotes on page 28.

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.67	10.01%	$409,412	1.25%		1.25%		1.25%		1.25%		3.99%		12%
11.09	9.22	354,029	1.25		1.25		1.25		1.25		4.31		100
10.64	31.67	233,530	1.26		1.26		1.25		1.25		5.10		185
8.55	(13.02)	113,093	1.28		1.28		1.25		1.25		5.81		220
10.68	4.58	176,334	1.25		1.25		1.25		1.25		5.11		148

11.67	10.01	560,949	1.25		1.25		1.25		1.25		3.98		12
11.09	9.22	478,131	1.25		1.25		1.25		1.25		4.33		100
10.64	31.67	342,986	1.26		1.26		1.25		1.25		5.13		185
8.55	(13.02)	211,258	1.28		1.28		1.25		1.25		5.83		220
10.68	4.57	312,295	1.25		1.25		1.25		1.25		5.12		148

11.67	9.18	9,279	2.00		2.00		2.00		2.00		3.36		12
11.09	8.41	23,863	2.00		2.00		2.00		2.00		3.58		100
10.64	30.70	40,277	2.01		2.01		2.00		2.00		4.43		185
8.55	(13.67)	37,293	2.03		2.03		2.00		2.00		5.07		220
10.68	3.80	60,532	2.00		2.00		2.00		2.00		4.37		148

11.67	9.19	202,486	2.00		2.00		2.00		2.00		3.24		12
11.09	8.41	178,383	2.00		2.00		2.00		2.00		3.58		100
10.64	30.69	131,421	2.01		2.01		2.00		2.00		4.35		185
8.55	(13.67)	72,651	2.03		2.03		2.00		2.00		5.08		220
10.68	3.80	113,544	2.00		2.00		2.00		2.00		4.37		148

$11.36	4.48%	$368,331	1.25%		1.25%		1.25%		1.25%		4.45%		85%
11.40	8.29	338,331	1.25		1.25		1.25		1.25		4.65		135
11.29	18.50	162,653	1.25	*	1.40	*	1.25	*	1.40	*	5.80	*	119

11.36	4.38	10,570	1.35		1.35		1.35		1.35		4.41		85
11.40	0.50	13,611	1.35	*	1.35	*	1.35	*	1.35	*	4.71	*	135

11.36	5.19	16	1.65	*	1.65	*	1.65	*	1.65	*	4.05	*	85

11.36	5.19	113	1.65	*	1.65	*	1.65	*	1.65	*	4.06	*	85

11.36	4.90	31	2.40	*	2.40	*	2.40	*	2.40	*	3.35	*	85

$10.53	(1.73)%	$5,954,755	0.85%		0.85%		0.85%		0.85%		1.52%		49%
10.88	8.36	3,745,530	0.86		0.86		0.85		0.85		1.96		31
10.24	29.94	2,111,435	0.85		0.85		0.85		0.85		2.34		190
8.07	(20.61)	1,556,487	0.85		0.85		0.85		0.85		3.95		95
10.81	15.10	4,266,684	0.85		0.85		0.85		0.85		4.64		31

10.53	(1.83)	103,632	0.95		0.95		0.95		0.95		1.43		49
10.88	8.25	107,051	0.96		0.96		0.95		0.95		1.87		31
10.24	29.82	75,682	0.95		0.95		0.95		0.95		2.06		190
8.07	(21.73)	8	0.95	*	0.95	*	0.95	*	0.95	*	3.76	*	95

10.53	(1.98)	35,703	1.10		1.10		1.10		1.10		1.28		49
10.88	8.09	35,051	1.11		1.11		1.10		1.10		1.68		31
10.24	29.62	5,867	1.10		1.10		1.10		1.10		2.14		190
8.07	(20.83)	4,965	1.10		1.10		1.10		1.10		3.68		95
10.81	14.83	24,961	1.10		1.10		1.10		1.10		4.03		31

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Currency Fund (Cont.)
Class D
03/31/2012	$10.88	$0.12	$(0.35)	$(0.23)	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00	0.00	(0.16)
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00	(0.08)	(0.19)
03/31/2009	10.81	0.36	(2.58)	(2.22)	(0.33)	(0.19)	0.00	(0.52)
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)	0.00	(1.50)
Class A
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00	0.00	(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00	0.00	(0.16)
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00	(0.08)	(0.19)
03/31/2009	10.81	0.35	(2.57)	(2.22)	(0.33)	(0.19)	0.00	(0.52)
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)	0.00	(1.50)
Class C
03/31/2012	10.88	0.04	(0.35)	(0.31)	(0.04)	0.00	0.00	(0.04)
03/31/2011	10.24	0.08	0.65	0.73	(0.09)	0.00	0.00	(0.09)
03/31/2010	8.07	0.12	2.17	2.29	(0.04)	0.00	(0.08)	(0.12)
03/31/2009	10.81	0.27	(2.56)	(2.29)	(0.26)	(0.19)	0.00	(0.45)
03/31/2008	10.79	0.37	1.07	1.44	(0.39)	(1.03)	0.00	(1.42)

PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2012	$10.66	$0.29	$0.46	$0.75	$(0.54)	$0.00	$0.00	$(0.54)
03/31/2011	9.99	0.27	1.09	1.36	(0.69)	0.00	0.00	(0.69)
03/31/2010	8.02	0.39	1.92	2.31	(0.34)	0.00	0.00	(0.34)
03/31/2009	11.54	0.50	(2.59)	(2.09)	(0.32)	(1.00)	(0.11)	(1.43)
03/31/2008	10.21	0.42	1.64	2.06	(0.40)	(0.33)	0.00	(0.73)
Class P
03/31/2012	10.66	0.28	0.46	0.74	(0.53)	0.00	0.00	(0.53)
03/31/2011	9.99	0.26	1.09	1.35	(0.68)	0.00	0.00	(0.68)
03/31/2010	8.02	0.35	1.95	2.30	(0.33)	0.00	0.00	(0.33)
04/30/2008 - 03/31/2009	11.18	0.45	(2.23)	(1.78)	(0.27)	(1.00)	(0.11)	(1.38)
Administrative Class
03/31/2012	10.66	0.26	0.46	0.72	(0.51)	0.00	0.00	(0.51)
03/31/2011	9.99	0.25	1.09	1.34	(0.67)	0.00	0.00	(0.67)
03/31/2010	8.02	0.42	1.86	2.28	(0.31)	0.00	0.00	(0.31)
03/31/2009	11.54	0.48	(2.60)	(2.12)	(0.29)	(1.00)	(0.11)	(1.40)
03/31/2008	10.21	0.39	1.64	2.03	(0.37)	(0.33)	0.00	(0.70)
Class D
03/31/2012	10.66	0.25	0.45	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)
03/31/2009	11.54	0.46	(2.60)	(2.14)	(0.27)	(1.00)	(0.11)	(1.38)
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)	0.00	(0.68)
Class A
03/31/2012	10.66	0.24	0.46	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)
03/31/2009	11.54	0.45	(2.59)	(2.14)	(0.27)	(1.00)	(0.11)	(1.38)
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)	0.00	(0.68)
Class C
03/31/2012	10.66	0.16	0.46	0.62	(0.41)	0.00	0.00	(0.41)
03/31/2011	9.99	0.15	1.09	1.24	(0.57)	0.00	0.00	(0.57)
03/31/2010	8.02	0.27	1.92	2.19	(0.22)	0.00	0.00	(0.22)
03/31/2009	11.54	0.38	(2.59)	(2.21)	(0.20)	(1.00)	(0.11)	(1.31)
03/31/2008	10.21	0.29	1.64	1.93	(0.27)	(0.33)	0.00	(0.60)

Please see footnotes on page 28.

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.53	(2.13)%	$171,250	1.25%		1.25%		1.25%		1.25%		1.14%	49%
10.88	7.93	378,604	1.26		1.26		1.25		1.25		1.57	31
10.24	29.43	284,522	1.25		1.25		1.25		1.25		1.92	190
8.07	(20.93)	145,921	1.25		1.25		1.25		1.25		3.57	95
10.81	14.65	565,027	1.25		1.25		1.25		1.25		4.20	31

10.53	(2.12)	167,465	1.25		1.25		1.25		1.25		1.14	49
10.88	7.93	238,451	1.26		1.26		1.25		1.25		1.55	31
10.24	29.43	229,627	1.25		1.25		1.25		1.25		1.95	190
8.07	(20.93)	158,593	1.25		1.25		1.25		1.25		3.55	95
10.81	14.64	330,005	1.25		1.25		1.25		1.25		4.14	31

10.53	(2.86)	64,148	2.00		2.00		2.00		2.00		0.38	49
10.88	7.12	78,694	2.01		2.01		2.00		2.00		0.81	31
10.24	28.47	90,249	2.00		2.00		2.00		2.00		1.22	190
8.07	(21.52)	72,965	2.00		2.00		2.00		2.00		2.77	95
10.81	13.79	123,509	2.00		2.00		2.00		2.00		3.41	31

$10.87	7.06%	$3,471,189	0.50%		0.50%		0.50%		0.50%		2.61%	486%
10.66	13.85	2,258,636	0.50		0.50		0.50		0.50		2.58	427
9.99	29.02	1,680,425	0.51		0.51		0.50		0.50		4.00	485
8.02	(18.22)	997,286	0.87		0.87		0.50		0.50		5.10	653
11.54	21.00	1,791,483	0.81		0.81		0.50		0.50		3.97	798

10.87	6.95	150,685	0.60		0.60		0.60		0.60		2.50	486
10.66	13.74	79,175	0.60		0.60		0.60		0.60		2.48	427
9.99	28.90	56,617	0.61		0.61		0.60		0.60		3.48	485
8.02	(15.92)	28	0.99	*	0.99	*	0.60	*	0.60	*	5.14 *	653

10.87	6.79	17,150	0.75		0.75		0.75		0.75		2.37	486
10.66	13.57	17,151	0.75		0.75		0.75		0.75		2.34	427
9.99	28.69	25,250	0.80		0.80		0.75		0.75		4.83	485
8.02	(18.42)	579,144	1.12		1.12		0.75		0.75		4.87	653
11.54	20.70	837,933	1.04		1.04		0.75		0.75		3.72	798

10.87	6.63	625,799	0.90		0.90		0.90		0.90		2.22	486
10.66	13.40	457,517	0.90		0.90		0.90		0.90		2.18	427
9.99	28.51	309,151	0.91		0.91		0.90		0.90		3.45	485
8.02	(18.57)	113,927	1.30	(f)	1.30	(f)	0.93	(f)	0.93	(f)	4.67	653
11.54	20.47	176,950	1.23		1.23		0.95		0.95		3.51	798

10.87	6.63	422,001	0.90	(g)	0.90	(g)	0.90	(g)	0.90	(g)	2.21	486
10.66	13.34	359,522	0.95		0.95		0.95		0.95		2.13	427
9.99	28.45	281,286	0.96		0.96		0.95		0.95		3.52	485
8.02	(18.59)	162,997	1.32		1.32		0.95		0.95		4.63	653
11.54	20.47	310,635	1.23		1.23		0.95		0.95		3.52	798

10.87	5.83	97,963	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.46	486
10.66	12.50	88,187	1.70		1.70		1.70		1.70		1.39	427
9.99	27.50	83,050	1.71		1.71		1.70		1.70		2.81	485
8.02	(19.20)	54,022	2.07		2.07		1.70		1.70		3.88	653
11.54	19.58	108,807	1.97		1.97		1.70		1.70		2.77	798

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2012	$10.38	$0.30	$0.61	$0.91	$(0.43)	$(0.11)	$0.00	$(0.54)
03/31/2011	10.31	0.30	0.25	0.55	(0.19)	(0.21)	(0.08)	(0.48)
03/31/2010	9.05	0.45	1.56	2.01	(0.38)	(0.37)	0.00	(0.75)
03/31/2009	10.39	0.45	(0.92)	(0.47)	(0.38)	(0.49)	0.00	(0.87)
03/31/2008	10.17	0.40	0.19	0.59	(0.37)	0.00	0.00	(0.37)
Class P
03/31/2012	10.38	0.29	0.61	0.90	(0.42)	(0.11)	0.00	(0.53)
03/31/2011	10.31	0.29	0.25	0.54	(0.18)	(0.21)	(0.08)	(0.47)
03/31/2010	9.05	0.42	1.58	2.00	(0.37)	(0.37)	0.00	(0.74)
04/30/2008 - 03/31/2009	10.29	0.41	(0.82)	(0.41)	(0.34)	(0.49)	0.00	(0.83)
Administrative Class
03/31/2012	10.38	0.28	0.60	0.88	(0.40)	(0.11)	0.00	(0.51)
03/31/2011	10.31	0.27	0.25	0.52	(0.16)	(0.21)	(0.08)	(0.45)
03/31/2010	9.05	0.43	1.56	1.99	(0.36)	(0.37)	0.00	(0.73)
03/31/2009	10.39	0.43	(0.93)	(0.50)	(0.35)	(0.49)	0.00	(0.84)
03/31/2008	10.17	0.37	0.20	0.57	(0.35)	0.00	0.00	(0.35)
Class D
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.26	0.51	(0.15)	(0.21)	(0.08)	(0.44)
03/31/2010	9.05	0.39	1.58	1.97	(0.34)	(0.37)	0.00	(0.71)
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)	0.00	(0.82)
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00	0.00	(0.33)
Class A
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.25	0.50	(0.14)	(0.21)	(0.08)	(0.43)
03/31/2010	9.05	0.40	1.57	1.97	(0.34)	(0.37)	0.00	(0.71)
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)	0.00	(0.82)
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00	0.00	(0.33)
Class B
03/31/2012	10.38	0.19	0.60	0.79	(0.31)	(0.11)	0.00	(0.42)
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)
03/31/2010	9.05	0.33	1.57	1.90	(0.27)	(0.37)	0.00	(0.64)
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00	(0.75)
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00	0.00	(0.25)
Class C
03/31/2012	10.38	0.18	0.61	0.79	(0.31)	(0.11)	0.00	(0.42)
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)
03/31/2010	9.05	0.32	1.58	1.90	(0.27)	(0.37)	0.00	(0.64)
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00	(0.75)
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00	0.00	(0.25)
Class R
03/31/2012	10.38	0.24	0.60	0.84	(0.36)	(0.11)	0.00	(0.47)
03/31/2011	10.31	0.22	0.26	0.48	(0.12)	(0.21)	(0.08)	(0.41)
03/31/2010	9.05	0.36	1.58	1.94	(0.31)	(0.37)	0.00	(0.68)
03/31/2009	10.39	0.39	(0.93)	(0.54)	(0.31)	(0.49)	0.00	(0.80)
03/31/2008	10.17	0.32	0.20	0.52	(0.30)	0.00	0.00	(0.30)

Please see footnotes on page 28.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.75	8.97%	$3,424,392	0.50%		0.50%		0.50%		0.50%		2.86%		355%
10.38	5.37	2,381,859	0.50		0.50		0.50		0.50		2.81		236
10.31	22.82	2,004,065	0.52		0.52		0.50		0.50		4.51		411
9.05	(4.34)	2,272,951	0.70		0.70		0.50		0.50		4.71		779
10.39	5.99	2,262,059	0.88		0.88		0.50		0.50		3.89		969

10.75	8.86	195,394	0.60		0.60		0.60		0.60		2.75		355
10.38	5.27	127,359	0.60		0.60		0.60		0.60		2.71		236
10.31	22.70	46,942	0.62		0.62		0.60		0.60		4.13		411
9.05	(3.76)	2,629	0.62	*	0.62	*	0.60	*	0.60	*	4.95	*	779

10.75	8.70	25,266	0.75		0.75		0.75		0.75		2.61		355
10.38	5.11	18,024	0.75		0.75		0.75		0.75		2.55		236
10.31	22.51	22,163	0.77		0.77		0.75		0.75		4.38		411
9.05	(4.58)	31,889	0.95		0.95		0.75		0.75		4.45		779
10.39	5.72	42,403	1.11		1.11		0.75		0.75		3.63		969

10.75	8.54	313,491	0.90		0.90		0.90		0.90		2.47		355
10.38	4.96	291,887	0.90		0.90		0.90		0.90		2.40		236
10.31	22.34	215,172	0.92		0.92		0.90		0.90		3.96		411
9.05	(4.75)	105,439	1.13	(f)	1.13	(f)	0.93	(f)	0.93	(f)	4.27		779
10.39	5.52	152,415	1.27		1.27		0.95		0.95		3.42		969

10.75	8.53	410,473	0.90	(g)	0.90	(g)	0.90	(g)	0.90	(g)	2.46		355
10.38	4.90	325,839	0.95		0.95		0.95		0.95		2.35		236
10.31	22.27	239,915	0.97		0.97		0.95		0.95		4.02		411
9.05	(4.77)	207,850	1.15		1.15		0.95		0.95		4.26		779
10.39	5.51	245,275	1.32		1.32		0.95		0.95		3.44		969

10.75	7.71	1,125	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.76		355
10.38	4.12	3,823	1.70		1.70		1.70		1.70		1.61		236
10.31	21.37	9,550	1.72		1.72		1.70		1.70		3.36		411
9.05	(5.49)	12,338	1.90		1.90		1.70		1.70		3.50		779
10.39	4.73	19,960	2.05		2.05		1.70		1.70		2.68		969

10.75	7.72	48,749	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.72		355
10.38	4.12	50,739	1.70		1.70		1.70		1.70		1.60		236
10.31	21.37	53,446	1.72		1.72		1.70		1.70		3.26		411
9.05	(5.49)	42,239	1.90		1.90		1.70		1.70		3.51		779
10.39	4.73	51,548	2.06		2.06		1.70		1.70		2.69		969

10.75	8.26	15,970	1.15	(g)	1.15	(g)	1.15	(g)	1.15	(g)	2.23		355
10.38	4.64	16,130	1.20		1.20		1.20		1.20		2.11		236
10.31	21.97	11,248	1.22		1.22		1.20		1.20		3.67		411
9.05	(5.01)	8,280	1.40		1.40		1.20		1.20		4.03		779
10.39	5.25	7,332	1.57		1.57		1.20		1.20		3.19		969

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
03/31/2012	$11.28	$0.31	$0.32	$0.63	$(0.43)	$(0.01)	$0.00	$(0.44)
03/31/2011	11.08	0.29	0.68	0.97	(0.30)	(0.47)	0.00	(0.77)
03/31/2010	10.06	0.28	1.24	1.52	(0.31)	(0.19)	0.00	(0.50)
02/05/2009 - 03/31/2009	10.00	0.04	0.06	0.10	(0.04)	0.00	0.00	(0.04)
Class P
03/31/2012	11.28	0.29	0.33	0.62	(0.42)	(0.01)	0.00	(0.43)
03/31/2011	11.08	0.28	0.68	0.96	(0.29)	(0.47)	0.00	(0.76)
03/31/2010	10.06	0.24	1.27	1.51	(0.30)	(0.19)	0.00	(0.49)
02/05/2009 - 03/31/2009	10.00	0.03	0.07	0.10	(0.04)	0.00	0.00	(0.04)
Class D
03/31/2012	11.28	0.26	0.33	0.59	(0.39)	(0.01)	0.00	(0.40)
03/31/2011	11.08	0.25	0.68	0.93	(0.26)	(0.47)	0.00	(0.73)
03/31/2010	10.06	0.24	1.24	1.48	(0.27)	(0.19)	0.00	(0.46)
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)
Class A
03/31/2012	11.28	0.26	0.32	0.58	(0.38)	(0.01)	0.00	(0.39)
03/31/2011	11.08	0.24	0.69	0.93	(0.26)	(0.47)	0.00	(0.73)
03/31/2010	10.06	0.24	1.23	1.47	(0.26)	(0.19)	0.00	(0.45)
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)
Class C
03/31/2012	11.28	0.17	0.33	0.50	(0.30)	(0.01)	0.00	(0.31)
03/31/2011	11.08	0.16	0.68	0.84	(0.17)	(0.47)	0.00	(0.64)
03/31/2010	10.06	0.15	1.24	1.39	(0.18)	(0.19)	0.00	(0.37)
02/05/2009 - 03/31/2009	10.00	0.02	0.06	0.08	(0.02)	0.00	0.00	(0.02)
Class R
03/31/2012	11.28	0.23	0.33	0.56	(0.36)	(0.01)	0.00	(0.37)
03/31/2011	11.08	0.22	0.68	0.90	(0.23)	(0.47)	0.00	(0.70)
03/31/2010	10.06	0.18	1.27	1.45	(0.24)	(0.19)	0.00	(0.43)
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)

PIMCO Global Bond Fund (Unhedged)
Institutional Class
03/31/2012	$9.80	$0.29	$0.52	$0.81	$(0.41)	$(0.13)	$0.00	$(0.54)
03/31/2011	9.45	0.28	0.82	1.10	(0.68)	(0.03)	(0.04)	(0.75)
03/31/2010	8.12	0.38	1.50	1.88	(0.34)	(0.21)	0.00	(0.55)
03/31/2009	10.99	0.47	(2.07)	(1.60)	(0.32)	(0.88)	(0.07)	(1.27)
03/31/2008	9.83	0.39	1.32	1.71	(0.37)	(0.18)	0.00	(0.55)
Class P
03/31/2012	9.80	0.28	0.52	0.80	(0.40)	(0.13)	0.00	(0.53)
11/19/2010 - 03/31/2011	10.30	0.10	(0.01)	0.09	(0.52)	(0.03)	(0.04)	(0.59)
Administrative Class
03/31/2012	9.80	0.26	0.53	0.79	(0.39)	(0.13)	0.00	(0.52)
03/31/2011	9.45	0.25	0.83	1.08	(0.66)	(0.03)	(0.04)	(0.73)
03/31/2010	8.12	0.36	1.49	1.85	(0.31)	(0.21)	0.00	(0.52)
03/31/2009	10.99	0.45	(2.07)	(1.62)	(0.30)	(0.88)	(0.07)	(1.25)
03/31/2008	9.83	0.37	1.31	1.68	(0.34)	(0.18)	0.00	(0.52)
Class D
03/31/2012	9.80	0.25	0.52	0.77	(0.37)	(0.13)	0.00	(0.50)
03/31/2011	9.45	0.24	0.83	1.07	(0.65)	(0.03)	(0.04)	(0.72)
03/31/2010	8.12	0.28	1.56	1.84	(0.30)	(0.21)	0.00	(0.51)
07/31/2008 - 03/31/2009	10.33	0.25	(1.34)	(1.09)	(0.18)	(0.88)	(0.06)	(1.12)

Please see footnotes on page 28.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.47	5.65%	$3,997,936	0.70%		0.70%		0.70%		0.70%		2.68%		415%
11.28	9.06	2,524,273	0.70		0.70		0.70		0.70		2.59		218
11.08	15.19	1,583,031	0.70		0.70		0.70		0.70		2.49		268
10.06	0.98	4,854	0.70	*(h)(i)	12.25	*(h)(i)	0.70	*(h)(i)	12.25	*(h)(i)	2.53	*	57

11.47	5.55	56,644	0.80		0.80		0.80		0.80		2.54		415
11.28	8.95	24,629	0.80		0.80		0.80		0.80		2.49		218
11.08	15.08	11,134	0.80		0.80		0.80		0.80		2.17		268
10.06	0.97	10	0.80	*(h)(j)	10.88	*(h)(j)	0.80	*(h)(j)	10.88	*(h)(j)	2.35	*	57

11.47	5.24	101,359	1.10		1.10		1.10		1.10		2.28		415
11.28	8.63	88,184	1.10		1.10		1.10		1.10		2.18		218
11.08	14.78	72,403	1.10		1.10		1.10		1.10		2.10		268
10.06	0.95	388	1.10	*(h)(k)	17.63	*(h)(k)	1.10	*(h)(k)	17.63	*(h)(k)	2.26	*	57

11.47	5.24	158,712	1.10		1.10		1.10		1.10		2.26		415
11.28	8.63	86,630	1.10		1.10		1.10		1.10		2.18		218
11.08	14.75	76,913	1.10		1.10		1.10		1.10		2.16		268
10.06	0.93	1,551	1.10	*(h)(k)	26.79	*(h)(k)	1.10	*(h)(k)	26.79	*(h)(k)	1.81	*	57

11.47	4.45	39,503	1.85		1.85		1.85		1.85		1.50		415
11.28	7.82	21,761	1.85		1.85		1.85		1.85		1.43		218
11.08	13.88	19,441	1.85		1.85		1.85		1.85		1.35		268
10.06	0.80	421	1.85	*(h)(k)	16.59	*(h)(k)	1.85	*(h)(k)	16.59	*(h)(k)	1.55	*	57

11.47	4.98	6,470	1.35		1.35		1.35		1.35		2.00		415
11.28	8.38	2,860	1.35		1.35		1.35		1.35		1.98		218
11.08	14.46	441	1.35		1.35		1.35		1.35		1.64		268
10.06	0.88	29	1.35	*(h)(k)	14.09	*(h)(k)	1.35	*(h)(k)	14.09	*(h)(k)	1.93	*	57

$10.07	8.36%	$885,539	0.55%		0.55%		0.55%		0.55%		2.85%		267%
9.80	11.91	732,677	0.55		0.55		0.55		0.55		2.79		310
9.45	23.27	725,975	0.56		0.56		0.55		0.55		4.09		462
8.12	(14.42)	596,210	0.91		0.91		0.55		0.55		4.98		693
10.99	17.94	1,051,675	0.84		0.84		0.55		0.55		3.84		776

10.07	8.25	1,020	0.65		0.65		0.65		0.65		2.75		267
9.80	1.03	826	0.65	*	0.65	*	0.65	*	0.65	*	2.79	*	310

10.07	8.09	239,957	0.80		0.80		0.80		0.80		2.60		267
9.80	11.63	212,886	0.80		0.80		0.80		0.80		2.53		310
9.45	22.96	187,000	0.81		0.81		0.80		0.80		3.83		462
8.12	(14.63)	150,861	1.16		1.16		0.80		0.80		4.76		693
10.99	17.65	199,539	1.12		1.12		0.80		0.80		3.62		776

10.07	7.93	55,839	0.95		0.95		0.95		0.95		2.45		267
9.80	11.46	16,617	0.95		0.95		0.95		0.95		2.38		310
9.45	22.78	10,187	0.96		0.96		0.95		0.95		2.94		462
8.12	(10.29)	810	1.11	*	1.11	*	0.95	*	0.95	*	4.58	*	693

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2012	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2012	$9.78	$0.28	$0.64	$0.92	$(0.34)	$(0.02)	$(0.36)
03/31/2011	9.64	0.27	0.33	0.60	(0.25)	(0.21)	(0.46)
03/31/2010	8.75	0.36	1.15	1.51	(0.32)	(0.30)	(0.62)
03/31/2009	9.92	0.44	(0.88)	(0.44)	(0.39)	(0.34)	(0.73)
03/31/2008	9.61	0.39	0.28	0.67	(0.36)	0.00	(0.36)
Class P
03/31/2012	9.78	0.27	0.64	0.91	(0.33)	(0.02)	(0.35)
03/31/2011	9.64	0.26	0.33	0.59	(0.24)	(0.21)	(0.45)
03/31/2010	8.75	0.33	1.17	1.50	(0.31)	(0.30)	(0.61)
04/30/2008 - 03/31/2009	9.80	0.40	(0.75)	(0.35)	(0.36)	(0.34)	(0.70)
Administrative Class
03/31/2012	9.78	0.25	0.65	0.90	(0.32)	(0.02)	(0.34)
03/31/2011	9.64	0.25	0.32	0.57	(0.22)	(0.21)	(0.43)
03/31/2010	8.75	0.31	1.18	1.49	(0.30)	(0.30)	(0.60)
03/31/2009	9.92	0.42	(0.88)	(0.46)	(0.37)	(0.34)	(0.71)
03/31/2008	9.61	0.37	0.28	0.65	(0.34)	0.00	(0.34)
Class A
03/31/2012	9.78	0.25	0.64	0.89	(0.31)	(0.02)	(0.33)
03/31/2011	9.64	0.23	0.33	0.56	(0.21)	(0.21)	(0.42)
03/31/2010	8.75	0.32	1.16	1.48	(0.29)	(0.30)	(0.59)
03/31/2009	9.92	0.41	(0.89)	(0.48)	(0.35)	(0.34)	(0.69)
03/31/2008	9.61	0.35	0.28	0.63	(0.32)	0.00	(0.32)
Class B
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	(0.25)
03/31/2011	9.64	0.15	0.33	0.48	(0.13)	(0.21)	(0.34)
03/31/2010	8.75	0.26	1.15	1.41	(0.22)	(0.30)	(0.52)
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)	(0.62)
03/31/2008	9.61	0.28	0.28	0.56	(0.25)	0.00	(0.25)
Class C
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	(0.25)
03/31/2011	9.64	0.16	0.32	0.48	(0.13)	(0.21)	(0.34)
03/31/2010	8.75	0.25	1.16	1.41	(0.22)	(0.30)	(0.52)
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)	(0.62)
03/31/2008	9.61	0.28	0.28	0.56	(0.25)	0.00	(0.25)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.
(c)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.
(d)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.02% to an annual rate of 0.38%.
(e)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.02% to an annual rate of 0.48%.
(f)	Effective October 1, 2008, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(g)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(h)	Effective February 24, 2009, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.40%.
(i)	Effective February 24, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(j)	Effective February 24, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(k)	Effective February 24, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.34	9.56%	$240,055	0.55%		0.55%		0.55%		0.55%		2.78%		348%
9.78	6.27	131,659	0.55		0.55		0.55		0.55		2.70		232
9.64	17.70	185,704	0.55		0.55		0.55		0.55		3.84		401
8.75	(4.21)	133,476	1.04		1.04		0.55		0.55		4.79		653
9.92	7.12	223,541	1.02		1.02		0.55		0.55		4.03		775

10.34	9.45	10,326	0.65		0.65		0.65		0.65		2.70		348
9.78	6.17	5,475	0.65		0.65		0.65		0.65		2.66		232
9.64	17.59	3,551	0.65		0.65		0.65		0.65		3.45		401
8.75	(3.37)	10	1.16	*	1.16	*	0.65	*	0.65	*	4.80	*	653

10.34	9.28	1,704	0.80		0.80		0.80		0.80		2.50		348
9.78	6.02	925	0.80		0.80		0.80		0.80		2.53		232
9.64	17.47	161	0.80		0.80		0.80		0.80		3.23		401
8.75	(4.44)	12	1.29		1.29		0.80		0.80		4.56		653
9.92	6.89	12	1.27		1.27		0.80		0.80		3.81		775

10.34	9.17	52,681	0.90	(g)	0.90	(g)	0.90	(g)	0.90	(g)	2.45		348
9.78	5.85	37,193	0.95		0.95		0.95		0.95		2.35		232
9.64	17.24	29,640	0.95		0.95		0.95		0.95		3.39		401
8.75	(4.58)	16,957	1.45		1.45		0.95		0.95		4.41		653
9.92	6.70	19,966	1.38		1.38		0.95		0.95		3.63		775

10.34	8.36	706	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.84		348
9.78	5.06	1,317	1.70		1.70		1.70		1.70		1.53		232
9.64	16.37	3,533	1.70		1.70		1.70		1.70		2.79		401
8.75	(5.31)	4,344	2.19		2.19		1.70		1.70		3.65		653
9.92	5.91	6,539	2.15		2.15		1.70		1.70		2.87		775

10.34	8.36	22,135	1.65	(g)	1.65	(g)	1.65	(g)	1.65	(g)	1.75		348
9.78	5.06	18,221	1.70		1.70		1.70		1.70		1.60		232
9.64	16.37	16,799	1.70		1.70		1.70		1.70		2.71		401
8.75	(5.31)	13,408	2.19		2.19		1.70		1.70		3.65		653
9.92	5.91	16,109	2.16		2.16		1.70		1.70		2.87		775

ANNUAL REPORT	MARCH 31, 2012	29

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund

Assets:
Investments, at value	$10,777,815	$5,642,470	$355,609
Investments in Affiliates, at value	1,077,597	764,078	27,445
Repurchase agreements, at value	39,825	23,016	309
Cash	4,155	6,610	1,983
Deposits with counterparty	36	17	32
Foreign currency, at value	301,535	96	48
Receivable for investments sold	21,579	331	551
Receivable for investments sold on a delayed-delivery basis	0	0	0
Receivable for cross-currency swap exchanges	0	0	0
Receivable for Fund shares sold	128,093	108,991	161
Interest and dividends receivable	187,740	96,281	5,806
Dividends receivable from Affiliates	264	244	8
Variation margin receivable on financial derivative instruments	1,172	641	67
OTC swap premiums paid	19,775	20,598	38
Unrealized appreciation on foreign currency contracts	107,049	8,127	322
Unrealized appreciation on OTC swap agreements	167,754	52,774	929
	12,834,389	6,724,274	393,308

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0
Payable for investments purchased	145,984	237,213	11,620
Payable for investments in Affiliates purchased	264	244	8
Payable for investments purchased on a delayed-delivery basis	8,395	6,996	0
Payable for short sales	3,227	0	0
Deposits from counterparty	181,278	41,736	540
Payable for cross-currency swap exchanges	0	0	0
Payable for Fund shares redeemed	46,772	5,675	52
Dividends payable	6,203	2,823	100
Overdraft due to custodian	0	0	0
Written options outstanding	96	100	184
Accrued investment advisory fees	4,749	2,403	279
Accrued supervisory and administrative fees	5,310	2,318	132
Accrued distribution fees	136	143	0
Accrued servicing fees	147	166	0
Accrued taxes payable	3,424	0	0
Variation margin payable on financial derivative instruments	0	1,416	220
Reimbursement to PIMCO	0	0	16
OTC swap premiums received	7,109	28,920	474
Unrealized depreciation on foreign currency contracts	117,262	19,915	580
Unrealized depreciation on OTC swap agreements	7,111	7,037	42
Other liabilities	13,903	22	0
	551,370	357,127	14,247

Net Assets	$12,283,019	$6,367,147	$379,061

Net Assets Consist of:
Paid in capital	$12,118,344	$5,971,089	$375,227
Undistributed (overdistributed) net investment income	(125,708)	25,244	1,065
Accumulated undistributed net realized gain (loss)	(44,722)	(44,010)	(2,567)
Net unrealized appreciation	335,105	414,824	5,336
	$12,283,019	$6,367,147	$379,061

Cost of Investments	$10,577,947	$5,260,992	$350,509
Cost of Investments in Affiliates	$1,077,372	$763,892	$27,444
Cost of Repurchase Agreements	$39,825	$23,016	$309
Cost of Foreign Currency Held	$304,319	$97	$45
Proceeds Received on Short Sales	$3,228	$0	$0
Premiums Received on Written Options	$382	$383	$364

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

PIMCO Emerging Markets Currency Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar- Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$3,963,372	$5,480,469	$5,168,899	$3,707,558	$1,440,046	$430,535
2,203,201	154,295	168,329	790,465	35,247	5,968
9,857	11,300	12,876	5,300	953	973
1,141	0	90	142	3	1
174	13,504	7,949	0	68	82
162,838	19,316	10,622	5,283	10,890	2,701
61,318	849,485	797,714	218,744	296,427	141,186
0	0	0	0	0	1,467
0	0	88,260	0	0	4,580
102,391	110,726	16,696	102,089	1,664	701
50,815	44,552	43,210	38,797	11,515	2,673
576	38	46	222	3	1
813	7,001	7,163	4,073	725	279
396	8,869	10,955	5,401	2,129	501
116,848	30,911	39,407	19,843	10,052	4,381
5,238	31,326	28,271	29,246	5,792	1,272
6,678,978	6,761,792	6,400,487	4,927,163	1,815,514	597,301

$0	$0	$709	$0	$1,505	$0
29,054	1,808,435	1,699,868	433,316	599,416	241,521
576	38	46	222	3	1
4,373	26,959	21,588	4,810	0	14,747
16,188	1,079	35,245	59,619	0	0
97,193	38,176	44,201	26,271	10,971	3,350
0	0	88,216	0	0	4,577
5,367	8,083	5,901	3,537	2,389	627
428	2,018	2,661	451	115	46
0	13,445	0	0	0	0
50	13,703	13,034	6,198	3,494	958
2,484	998	949	1,456	256	72
2,330	1,297	1,137	1,156	327	94
49	73	43	27	47	15
51	113	103	40	0	17
0	0	0	0	0	0
0	0	0	1,440	32	35
0	0	0	0	0	0
574	8,597	5,621	12,478	1,598	323
23,278	52,257	40,784	12,818	11,155	3,085
29	1,734	5,519	2,700	1,851	185
1	0	2	0	0	41
182,025	1,977,005	1,965,627	566,539	633,159	269,694

$6,496,953	$4,784,787	$4,434,860	$4,360,624	$1,182,355	$327,607

$7,249,417	$4,853,495	$4,381,012	$4,292,186	$1,193,718	$319,630
84,966	(88,502)	(108,558)	(47,867)	(14,757)	(2,611)
(933,981)	(3,421)	64,298	(11,924)	(1,067)	5,508
96,551	23,215	98,108	128,229	4,461	5,080
$6,496,953	$4,784,787	$4,434,860	$4,360,624	$1,182,355	$327,607

$3,968,058	$5,477,561	$5,104,244	$3,629,005	$1,438,806	$427,661
$2,202,200	$154,295	$168,327	$790,304	$35,248	$5,968
$9,857	$11,300	$12,876	$5,300	$953	$973
$163,633	$19,296	$10,636	$5,264	$10,931	$2,711
$16,183	$1,076	$35,329	$59,512	$0	$0
$199	$15,753	$15,741	$6,954	$4,286	$1,185

ANNUAL REPORT	MARCH 31, 2012	31

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund

Net Assets:
Institutional Class	$9,439,420	$4,848,393	$368,331
Class P	1,301,738	314,689	10,570
Administrative Class	41,861	21,939	NA
Class D	825,865	409,412	16
Class A	479,684	560,949	113
Class B	NA	9,279	NA
Class C	194,451	202,486	31
Class R	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	878,484	415,478	32,416
Class P	121,147	26,967	930
Administrative Class	3,896	1,880	NA
Class D	76,860	35,084	1
Class A	44,642	48,070	10
Class B	NA	795	NA
Class C	18,097	17,352	3
Class R	NA	NA	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$10.75	$11.67	$11.36
Class P	10.75	11.67	11.36
Administrative Class	10.75	11.67	NA
Class D	10.75	11.67	11.36
Class A	10.75	11.67	11.36
Class B	NA	11.67	NA
Class C	10.75	11.67	11.36
Class R	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

PIMCO Emerging Markets Currency Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar- Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$5,954,755	$3,471,189	$3,424,392	$3,997,936	$885,539	$240,055
103,632	150,685	195,394	56,644	1,020	10,326
35,703	17,150	25,266	NA	239,957	1,704
171,250	625,799	313,491	101,359	55,839	NA
167,465	422,001	410,473	158,712	NA	52,681
NA	NA	1,125	NA	NA	706
64,148	97,963	48,749	39,503	NA	22,135
NA	NA	15,970	6,470	NA	NA

565,733	319,450	318,531	348,608	87,964	23,227
9,846	13,868	18,175	4,939	101	999
3,392	1,578	2,350	NA	23,836	165
16,270	57,593	29,160	8,838	5,547	NA
15,910	38,837	38,181	13,839	NA	5,097
NA	NA	105	NA	NA	68
6,094	9,016	4,535	3,445	NA	2,142
NA	NA	1,486	564	NA	NA

$10.53	$10.87	$10.75	$11.47	$10.07	$10.34
10.53	10.87	10.75	11.47	10.07	10.34
10.53	10.87	10.75	NA	10.07	10.34
10.53	10.87	10.75	11.47	10.07	NA
10.53	10.87	10.75	11.47	NA	10.34
NA	NA	10.75	NA	NA	10.34
10.53	10.87	10.75	11.47	NA	10.34
NA	NA	10.75	11.47	NA	NA

ANNUAL REPORT	MARCH 31, 2012	33

Statements of Operations

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund

Investment Income:
Interest, net of foreign taxes*	$530,733	$234,650	$20,460
Dividends	0	0	0
Dividends from Affiliate investments	2,786	2,091	82
Miscellaneous income	0	0	0
Total Income	533,519	236,741	20,542

Expenses:
Investment advisory fees	43,779	20,562	3,065
Supervisory and administrative fees	50,442	20,395	1,454
Distribution and/or servicing fees - Administrative Class	292	79	0
Distribution fees - Class B	0	112	0
Distribution fees - Class C	1,314	1,400	0
Distribution fees - Class R	0	0	0
Servicing fees - Class A	1,459	1,248	0
Servicing fees - Class B	0	37	0
Servicing fees - Class C	438	467	0
Servicing fees - Class R	0	0	0
Trustees’ fees	28	13	1
Organization expense	0	0	7
Interest expense	217	33	1
Miscellaneous expense	4	2	10
Total Expenses	97,973	44,348	4,538

Net Investment Income	435,546	192,393	16,004

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(32,233)	19,191	(2,285)
Net realized gain (loss) on Affiliate investments	326	457	19
Net realized gain on futures contracts	601	13,075	335
Net realized gain on written options	5,023	3,129	420
Net realized gain (loss) on swaps	52,385	22,507	654
Net realized gain (loss) on foreign currency transactions	34,248	21,970	109
Net change in unrealized appreciation (depreciation) on investments	(149,120)	169,528	1,107
Net change in unrealized appreciation (depreciation) on Affiliate investments	213	186	1
Net change in unrealized appreciation (depreciation) on futures contracts	1,434	(2,280)	(912)
Net change in unrealized appreciation (depreciation) on written options	(426)	201	225
Net change in unrealized appreciation on swaps	138,176	29,045	397
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(56,580)	(8,159)	16
Net Gain (Loss)	(5,953)	268,850	86

Net Increase (Decrease) in Net Assets Resulting from Operations	$429,593	$461,243	$16,090

* Foreign tax withholdings	$5,404	$18	$0

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

PIMCO Emerging Markets Currency Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar- Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$131,102	$124,342	$123,733	$117,164	$37,631	$8,231
0	168	100	286	27	23
5,882	305	380	1,411	73	40
5	0	0	0	8	1
136,989	124,815	124,213	118,861	37,739	8,295

26,006	10,026	9,252	14,080	2,775	621
25,018	13,328	11,239	11,193	3,520	818
89	44	47	0	593	2
0	0	16	0	0	7
553	736	366	224	0	145
0	0	41	12	0	0
534	1,031	906	283	0	106
0	0	5	0	0	2
184	245	122	75	0	48
0	0	42	12	0	0
17	12	11	10	3	1
0	0	0	0	0	0
67	143	0	49	38	3
3	2	2	2	1	0
52,471	25,567	22,049	25,940	6,930	1,753

84,518	99,248	102,164	92,921	30,809	6,542

(54,706)	60,824	71,527	25,776	10,330	2,152
(114)	(6)	58	173	9	23
443	123,747	126,324	46,874	36,547	8,415
3,231	14,009	14,011	4,162	4,384	918
(12,385)	(83,076)	(92,120)	(49,199)	(5,891)	(1,979)
(131,023)	(1,514)	64,669	(183)	6,664	5,067
(51,902)	(20,550)	(31,045)	29,424	(9,665)	(1,922)
872	0	2	153	(1)	0
856	14,952	12,813	6,194	3,548	364
(292)	2,629	3,779	2,350	1,085	358
6,246	31,501	29,849	33,438	4,644	1,100
15,263	(10,646)	14,624	(9,789)	1,140	1,319
(223,511)	131,870	214,491	89,373	52,794	15,815

$(138,993)	$231,118	$316,655	$182,294	$83,603	$22,357

$3	$0	$2	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2012	35

Statements of Changes in Net Assets

	PIMCO Emerging Local Bond Fund		PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$435,546	$249,413	$192,393	$151,468	$16,004	$11,956	$84,518	$65,833
Net realized gain (loss)	60,024	52,541	79,872	108,000	(767)	6,939	(194,440)	170,680
Net realized gain (loss) on Affiliate investments	326	252	457	94	19	6	(114)	505
Net change in unrealized appreciation (depreciation)	(66,516)	263,979	188,335	18,783	833	114	(29,829)	87,710
Net change in unrealized appreciation (depreciation) on Affiliate investments	213	12	186	0	1	0	872	121
Net increase (decrease) resulting from operations	429,593	566,197	461,243	278,345	16,090	19,015	(138,993)	324,849

Distributions to Shareholders:
From net investment income
Institutional Class	(324,642)	(256,008)	(153,461)	(112,229)	(15,613)	(12,106)	(75,992)	(55,634)
Class P	(59,378)	(41,684)	(11,931)	(6,944)	(507)	(163)	(1,587)	(1,457)
Administrative Class	(5,508)	(18,976)	(1,446)	(1,012)	0	0	(453)	(206)
Class D	(38,255)	(51,801)	(16,783)	(15,112)	0	0	(3,857)	(4,825)
Class A	(25,698)	(24,469)	(22,102)	(20,426)	(1)	0	(2,431)	(3,437)
Class B	0	0	(567)	(1,240)	0	0	0	0
Class C	(6,344)	(5,239)	(6,872)	(6,356)	0	0	(280)	(670)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	0	(887)	(6,441)	0	0
Class P	0	0	0	0	(26)	(116)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	(459,825)	(398,177)	(213,162)	(163,319)	(17,034)	(18,826)	(84,600)	(66,229)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	5,447,991	3,738,953	2,513,950	660,638	28,063	189,100	2,137,165	1,527,379

Total Increase (Decrease) in Net Assets	5,417,759	3,906,973	2,762,031	775,664	27,119	189,289	1,913,572	1,785,999

Net Assets:
Beginning of year	6,865,260	2,958,287	3,605,116	2,829,452	351,942	162,653	4,583,381	2,797,382
End of year*	$12,283,019	$6,865,260	$6,367,147	$3,605,116	$379,061	$351,942	$6,496,953	$4,583,381

*Including undistributed (overdistributed) net investment income of:	$(125,708)	$(154,956)	$25,244	$(7,091)	$1,065	$193	$84,966	$(5,779)

**	See note 11 in the Notes to Financial Statements.

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Foreign Bond Fund (Unhedged)		PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)		PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Fund (Unhedged)		PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

$99,248	$66,868	$102,164	$81,595	$92,921	$54,561	$30,809	$25,428	$6,542	$6,233
113,990	117,621	184,411	(981)	27,430	63,407	52,034	41,065	14,573	(152)
(6)	8	58	55	173	128	9	48	23	7
17,886	123,194	30,020	62,322	61,617	53,952	752	34,824	1,219	8,330
0	0	2	0	153	9	(1)	(1)	0	0
231,118	307,691	316,655	142,991	182,294	172,057	83,603	101,364	22,357	14,418

(137,234)	(132,881)	(115,347)	(41,378)	(122,230)	(52,514)	(33,504)	(48,068)	(6,198)	(4,486)
(6,565)	(3,963)	(6,404)	(1,259)	(1,471)	(383)	(37)	(3)	(236)	(105)
(809)	(1,107)	(691)	(338)	0	0	(9,057)	(14,144)	(21)	(12)
(27,243)	(24,002)	(10,826)	(4,360)	(3,141)	(1,893)	(1,956)	(925)	0	0
(18,478)	(19,333)	(13,475)	(4,122)	(3,902)	(1,949)	0	0	(1,300)	(712)
0	0	(53)	(39)	0	0	0	0	(20)	(31)
(3,699)	(4,509)	(1,396)	(346)	(818)	(335)	0	0	(441)	(247)
0	0	(547)	(159)	(153)	(37)	0	0	0	0

0	0	(30,262)	(44,846)	(2,447)	(86,929)	(10,515)	(2,329)	(350)	(4,316)
0	0	(1,764)	(1,244)	(29)	(609)	(11)	0	(14)	(98)
0	0	(175)	(392)	0	0	(3,046)	(734)	(1)	(18)
0	0	(3,097)	(6,596)	(72)	(3,553)	(857)	(48)	0	0
0	0	(3,964)	(6,218)	(92)	(3,792)	0	0	(90)	(773)
0	0	(16)	(107)	0	0	0	0	(1)	(42)
0	0	(493)	(1,118)	(24)	(942)	0	0	(37)	(408)
0	0	(165)	(292)	(4)	(91)	0	0	0	0

0	0	0	(16,577)	(612)	0	0	(2,734)	0	0
0	0	0	(526)	(7)	0	0	(1)	0	0
0	0	0	(159)	0	0	0	(799)	0	0
0	0	0	(2,240)	(18)	0	0	(51)	0	0
0	0	0	(2,190)	(21)	0	0	0	0	0
0	0	0	(48)	0	0	0	0	0	0
0	0	0	(408)	(6)	0	0	0	0	0
0	0	0	(102)	(1)	0	0	0	0	0
(194,028)	(185,795)	(188,675)	(135,064)	(135,048)	(153,027)	(58,983)	(69,836)	(8,709)	(11,248)

1,487,509	702,513	1,091,220	605,232	1,565,041	965,944	194,729	8,316	119,169	(47,768)

1,524,599	824,409	1,219,200	613,159	1,612,287	984,974	219,349	39,844	132,817	(44,598)

3,260,188	2,435,779	3,215,660	2,602,501	2,748,337	1,763,363	963,006	923,162	194,790	239,388
$4,784,787	$3,260,188	$4,434,860	$3,215,660	$4,360,624	$2,748,337	$1,182,355	$963,006	$327,607	$194,790

$(88,502)	$(27,769)	$(108,558)	$(104,844)	$(47,867)	$(43,482)	$(14,757)	$(22,247)	$(2,611)	$(3,406)

ANNUAL REPORT	MARCH 31, 2012	37

Schedule of Investments PIMCO Emerging Local Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Westpac Banking Corp.
0.664% due 12/14/2012		$8,000	$8,008

Total Australia (Cost $8,000)			8,008

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$200	204
6.500% due 06/10/2014		3,100	3,397

Total Bermuda (Cost $3,559)			3,601

BRAZIL 7.8%

CORPORATE BONDS & NOTES 0.9%
Banco Bradesco S.A.
2.598% due 05/16/2014		$3,200	3,251
Banco do Brasil S.A.
3.359% due 07/02/2014		6,900	6,847
4.500% due 01/22/2015		4,860	5,122
Banco Santander Brasil S.A.
2.574% due 03/18/2014		53,250	52,310
Banco Votorantim Ltd.
3.473% due 03/28/2014		11,800	11,726
Cia Energetica de Sao Paulo
9.750% due 01/15/2015 (c)	BRL	5,750	4,353
Petrobras International Finance Co.
2.875% due 02/06/2015		$30,900	31,783

			115,392

SOVEREIGN ISSUES 6.9%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	208,466	114,968
10.000% due 01/01/2014		152,865	84,263
10.000% due 01/01/2017		977,382	521,807
10.000% due 01/01/2021		251,136	129,281

			850,319

Total Brazil (Cost $947,503)			965,711

CANADA 0.1%

CORPORATE BONDS & NOTES 0.1%
Ally Credit Canada Ltd.
6.000% due 05/23/2012	EUR	600	806
Bank of Montreal
2.850% due 06/09/2015		$14,000	14,766

Total Canada (Cost $15,328)			15,572

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Hyundai Capital Auto Funding Ltd.
1.242% due 09/20/2016		$8,000	7,862

Total Cayman Islands (Cost $7,851)			7,862

CHILE 0.6%

CORPORATE BONDS & NOTES 0.5%
Banco Santander Chile
1.811% due 04/20/2012		$17,000	17,001
2.510% due 02/14/2014		15,000	14,933
2.875% due 11/13/2012		25,000	25,076

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Codelco, Inc.
4.750% due 10/15/2014		$1,000	$1,079

			58,089

SOVEREIGN ISSUES 0.1%
Bonos de la Tesoreria de la Republica (c)
4.500% due 10/15/2023	CLP	1,577,346	3,705
Bonos del Banco Central de Chile en UF (c)
3.000% due 05/01/2017		676,005	1,400
3.000% due 07/01/2018		1,261,877	2,616
3.000% due 10/01/2018		33,800	71

			7,792

Total Chile (Cost $64,075)			65,881

COLOMBIA 2.8%

CORPORATE BONDS & NOTES 0.1%
Empresas Publicas de Medellin ESP
8.375% due 02/01/2021	COP	29,422,000	17,531

SOVEREIGN ISSUES 2.7%
Bogota Distrito Capital
9.750% due 07/26/2028		33,200,000	25,313
Colombia Government International Bond
4.025% due 03/17/2013		$600	615
7.750% due 04/14/2021	COP	51,943,000	34,784
8.250% due 12/22/2014		$2,040	2,412
9.850% due 06/28/2027	COP	127,314,000	100,710
12.000% due 10/22/2015		232,943,000	164,086

			327,920

Total Colombia (Cost $288,553)			345,451

CURACAO 0.5%

CORPORATE BONDS & NOTES 0.5%
Teva Pharmaceutical Finance Co. BV
1.423% due 11/08/2013		$62,200	62,829

Total Curacao (Cost $62,200)			62,829

EGYPT 0.0%

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.474% due 12/20/2012		$4,218	4,178

SOVEREIGN ISSUES 0.0%
Egypt Government International Bond
8.750% due 07/18/2012	EGP	10,800	1,674

Total Egypt (Cost $6,114)			5,852

GERMANY 1.1%

CORPORATE BONDS & NOTES 1.1%
Gazprom OAO Via RBS AG
9.625% due 03/01/2013		$13,800	14,736
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		110,150	117,625
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	551	736

Total Germany (Cost $132,076)			133,097

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.0%

SOVEREIGN ISSUES 0.0%
Guatemala Government Bond
9.250% due 08/01/2013		$840	$911

Total Guatemala (Cost $905)			911

HUNGARY 0.4%

SOVEREIGN ISSUES 0.4%
Hungary Government Bond
5.500% due 02/12/2014	HUF	730,040	3,159
5.500% due 02/12/2016		6,319,600	25,826
6.000% due 10/24/2012		537,300	2,411
6.500% due 06/24/2019		620,000	2,461
6.750% due 11/24/2017		478,000	1,972
7.500% due 11/12/2020		4,270,000	17,682

Total Hungary (Cost $65,468)			53,511

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%
ICICI Bank Ltd.
2.242% due 02/24/2014		$7,800	7,649
6.625% due 10/03/2012		3,500	3,579
State Bank of India
4.500% due 07/27/2015		1,000	1,035

Total India (Cost $12,392)			12,263

INDONESIA 6.9%

SOVEREIGN ISSUES 6.9%
Indonesia Government International Bond
6.750% due 03/10/2014		$2,440	2,654
7.000% due 05/15/2022	IDR	11,000,000	1,305
7.375% due 09/15/2016		74,741,000	8,965
8.250% due 07/15/2021		355,000,000	45,034
8.250% due 06/15/2032		212,850,000	27,216
8.375% due 09/15/2026		645,785,000	83,302
9.500% due 07/15/2023		112,807,000	15,569
9.500% due 07/15/2031		862,533,000	120,937
9.500% due 05/15/2041		333,047,000	48,991
10.000% due 07/15/2017		79,000,000	10,513
10.000% due 09/15/2024		268,000,000	38,353
10.000% due 02/15/2028		503,351,000	72,797
10.500% due 08/15/2030		958,989,000	144,658
10.500% due 07/15/2038		295,238,000	46,447
11.000% due 12/15/2012		127,850,000	14,674
11.000% due 10/15/2014		85,000,000	10,695
11.000% due 11/15/2020		618,548,000	90,629
11.000% due 09/15/2025		170,000,000	26,071
11.250% due 05/15/2014		850,000	106
11.500% due 09/15/2019		46,330,000	6,785
12.800% due 06/15/2021		166,974,000	27,029

Total Indonesia (Cost $679,884)			842,730

IRELAND 0.9%

CORPORATE BONDS & NOTES 0.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.381% due 06/27/2012	EUR	16,150	21,755
5.670% due 03/05/2014		$7,970	8,510
6.103% due 06/27/2012		56,600	56,932
7.700% due 08/07/2013		12,750	13,710
DanFin Funding Ltd.
1.267% due 07/16/2013		5,000	5,050

			105,957

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$200	$207

Total Ireland (Cost $105,729)			106,164

KAZAKHSTAN 1.3%

CORPORATE BONDS & NOTES 1.3%
KazMunayGas National Co.
8.375% due 07/02/2013		$119,240	127,321
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		32,448	34,238

Total Kazakhstan (Cost $159,321)			161,559

LUXEMBOURG 3.9%

CORPORATE BONDS & NOTES 3.9%
ALROSA Finance S.A.
8.875% due 11/17/2014		$1,500	1,665
ArcelorMittal
3.750% due 02/25/2015		7,500	7,627
Fiat Finance & Trade S.A.
9.000% due 07/30/2012	EUR	7,300	9,921
Gazprom OAO Via Gaz Capital S.A.
2.890% due 11/15/2012	JPY	500,000	6,024
4.560% due 12/09/2012	EUR	3,400	4,629
7.343% due 04/11/2013		$5,050	5,309
7.510% due 07/31/2013		10,300	11,007
8.125% due 07/31/2014		13,650	15,158
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		892	990
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		11,450	12,218
7.175% due 05/16/2013		48,420	50,817
7.500% due 03/25/2013	RUB	555,000	18,878
8.700% due 03/17/2016		5,518,600	193,213
9.000% due 06/11/2014		$9,410	10,492
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		3,900	4,149
6.468% due 07/02/2013		38,710	40,897
6.480% due 05/15/2013		33,550	35,479
Severstal OAO Via Steel Capital S.A.
9.750% due 07/29/2013		21,724	23,407
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		32,485	33,460

Total Luxembourg (Cost $482,915)			485,340

MALAYSIA 2.4%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
7.000% due 05/22/2012		$7,535	7,609
Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		1,000	1,058

			8,667

SOVEREIGN ISSUES 2.3%
Malaysia Government International Bond
3.434% due 08/15/2014	MYR	500	164
3.741% due 02/27/2015		112,500	37,266
3.835% due 08/12/2015		271,380	90,257
4.012% due 09/15/2017		57,500	19,293
4.160% due 07/15/2021		7,500	2,544
4.262% due 09/15/2016		280,900	95,180
4.378% due 11/29/2019		72,400	24,849

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.094% due 04/30/2014	MYR	45,000	$15,269

			284,822

Total Malaysia (Cost $295,088)			293,489

		SHARES
MEXICO 13.8%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.2%
BBVA Bancomer S.A.
6.500% due 03/10/2021		$550	576
Hipotecaria Su Casita S.A. de C.V.
5.770% due 06/28/2018	MXN	77,488	751
Pemex Project Funding Master Trust
1.080% due 12/03/2012		$27,950	27,922
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	25,000	2,110

			31,359

SOVEREIGN ISSUES 13.6%
Mexico Government International Bond
6.000% due 06/18/2015		1,340,350	107,899
6.250% due 06/16/2016		4,019,717	326,653
6.500% due 06/10/2021		282,000	22,592
7.000% due 06/19/2014		471,300	38,706
7.500% due 06/21/2012		462,530	36,476
7.750% due 12/14/2017		996,700	86,681
8.000% due 12/17/2015		53,100	4,551
8.000% due 06/11/2020		1,410,870	124,917
8.500% due 12/13/2018		2,291,267	208,102
9.000% due 12/20/2012		1,012,018	81,667
9.500% due 12/18/2014		2,924,102	255,252
10.000% due 12/05/2024		3,666,887	375,334

			1,668,830

Total Mexico (Cost $1,674,588)			1,700,189

NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$1,600	1,820
10.500% due 03/25/2014		6,800	7,743
NXP BV
3.995% due 10/15/2013	EUR	7,827	10,360
Volkswagen International Finance NV
1.078% due 04/01/2014		$33,000	32,916
Waha Aerospace BV
3.925% due 07/28/2020		17,697	18,375

Total Netherlands (Cost $71,399)			71,214

PANAMA 0.1%

SOVEREIGN ISSUES 0.1%
Panama Government International Bond
7.250% due 03/15/2015		$5,510	6,395
9.375% due 07/23/2012		1,300	1,329

Total Panama (Cost $7,480)			7,724

PERU 1.5%

SOVEREIGN ISSUES 1.5%
Peru Government International Bond
6.850% due 02/12/2042	PEN	35,500	$14,058

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.900% due 08/12/2037	PEN	34,550	$13,887
6.950% due 08/12/2031		79,575	32,251
7.840% due 08/12/2020		99,150	43,177
9.910% due 05/05/2015		194,249	84,670

Total Peru (Cost $174,514)			188,043

PHILIPPINES 0.2%

SOVEREIGN ISSUES 0.2%
Philippines Government International Bond
4.950% due 01/15/2021	PHP	1,006,000	24,448

Total Philippines (Cost $22,728)			24,448

POLAND 10.0%

SOVEREIGN ISSUES 10.0%
Poland Government International Bond
0.000% due 07/25/2012	PLN	14,000	4,441
0.000% due 10/25/2012		419,200	131,405
0.000% due 01/25/2013		86,400	26,809
0.000% due 01/25/2014		52,500	15,586
4.750% due 04/25/2012		64,400	20,718
4.750% due 10/25/2016		170,000	54,424
5.000% due 10/24/2013		76,900	24,914
5.000% due 04/25/2016		254,200	82,377
5.010% due 01/25/2015		43,920	14,182
5.250% due 04/25/2013		50,000	16,213
5.250% due 01/15/2014		$6,500	6,900
5.250% due 10/25/2017	PLN	368,240	119,961
5.250% due 10/25/2020		148,200	47,147
5.500% due 04/25/2015		1,143,670	376,143
5.500% due 10/25/2019		513,960	167,703
5.750% due 04/25/2014		270,680	89,039
5.750% due 09/23/2022		33,300	10,908
6.250% due 07/03/2012		$1,000	1,016
6.250% due 10/24/2015	PLN	56,790	19,146

Total Poland (Cost $1,244,551)			1,229,032

QATAR 0.7%

CORPORATE BONDS & NOTES 0.6%
Nakilat, Inc.
6.067% due 12/31/2033		$665	716
Ras Laffan Liquefied Natural Gas Co. Ltd.
4.500% due 09/30/2012		50,330	51,060
5.500% due 09/30/2014		16,450	17,787
5.832% due 09/30/2016		2,851	3,065

			72,628

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.000% due 01/20/2015		5,000	5,275
5.150% due 04/09/2014		4,950	5,328

			10,603

Total Qatar (Cost $82,439)			83,231

RUSSIA 0.8%

CORPORATE BONDS & NOTES 0.4%
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		$8,022	8,293
VimpelCom Holdings BV
4.471% due 06/29/2014		41,500	40,410

			48,703

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	39

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%
Russia Government International Bond
3.625% due 04/29/2015		$32,900	$34,298
7.850% due 03/10/2018	RUB	310,000	11,078

			45,376

Total Russia (Cost $94,677)			94,079

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
STATS ChipPAC Ltd.
7.500% due 08/12/2015		$5,800	6,249

Total Singapore (Cost $6,117)			6,249

SOUTH AFRICA 16.5%

SOVEREIGN ISSUES 16.5%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	2,140	2,977
6.250% due 03/31/2036	ZAR	190,200	18,363
6.750% due 03/31/2021		2,151,300	260,762
7.250% due 01/15/2020		1,943,100	245,785
7.375% due 04/25/2012		$5,000	5,025
7.500% due 01/15/2014	ZAR	131,900	17,692
8.000% due 12/21/2018		2,772,160	367,654
8.250% due 09/15/2017		7,557,000	1,027,200
8.750% due 12/21/2014		76,900	10,706
13.500% due 09/15/2015		451,800	71,086

Total South Africa (Cost $2,068,551)			2,027,250

SOUTH KOREA 1.5%

CORPORATE BONDS & NOTES 1.1%
Export-Import Bank of Korea
1.303% due 02/14/2013	EUR	5,100	6,717
1.624% due 09/21/2013		$17,000	16,989
1.700% due 02/13/2013		41,500	41,596
2.274% due 03/21/2015		8,600	8,593
5.500% due 10/17/2012		14,150	14,476
5.750% due 05/22/2013	EUR	3,700	5,116
5.875% due 01/14/2015		$2,000	2,188
8.125% due 01/21/2014		11,750	13,003
Korea Exchange Bank
0.891% due 07/20/2012		11,000	10,967
Shinhan Bank
1.798% due 11/16/2012		16,000	15,951

			135,596

SOVEREIGN ISSUES 0.4%
Korea Development Bank
0.773% due 11/22/2012		3,200	3,185
1.017% due 04/03/2014	EUR	4,500	6,015
1.083% due 10/04/2012		$1,400	1,402
5.300% due 01/17/2013		18,779	19,379
5.750% due 05/13/2012		1,350	1,355
8.000% due 01/23/2014		12,160	13,434
Republic of Korea
4.250% due 06/01/2013		8,820	9,079

			53,849

Total South Korea (Cost $187,746)			189,445

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SRI LANKA 0.0%

SOVEREIGN ISSUES 0.0%
Sri Lanka Government International Bond
8.250% due 10/24/2012		$500	$515

Total Sri Lanka (Cost $511)			515

THAILAND 2.3%

SOVEREIGN ISSUES 2.3%
Thailand Government Bond
2.800% due 10/10/2017	THB	567,000	17,569
3.125% due 12/11/2015		1,086,697	34,682
3.250% due 06/16/2017		390,000	12,385
3.625% due 05/22/2015		3,291,861	106,984
3.650% due 12/17/2021		203,000	6,532
3.875% due 06/13/2019		2,180,201	71,777
4.250% due 03/13/2013		120,300	3,940
5.125% due 03/13/2018		508,330	17,716
5.400% due 07/27/2016		123,000	4,268
5.625% due 01/12/2019		154,000	5,551
6.150% due 07/07/2026		118,000	4,705

Total Thailand (Cost $280,547)			286,109

TUNISIA 0.4%

SOVEREIGN ISSUES 0.4%
Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	1,000	1,372
7.375% due 04/25/2012		$50,120	50,621

Total Tunisia (Cost $51,733)			51,993

TURKEY 2.1%

SOVEREIGN ISSUES 2.1%
Turkey Government International Bond
0.000% due 04/25/2012	TRY	34,080	19,022
0.000% due 08/08/2012		143,000	77,775
0.000% due 11/07/2012		93,890	49,811
0.000% due 02/20/2013		27,000	13,961
0.000% due 03/20/2013		100,000	51,387
4.000% due 04/29/2015 (c)		7,142	4,139
10.500% due 01/15/2020		49,630	29,628
11.000% due 08/06/2014		7,300	4,256
14.000% due 09/26/2012		8,600	4,941
16.000% due 08/28/2013		3,600	2,209

Total Turkey (Cost $274,832)			257,129

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.0%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$200	212

SOVEREIGN ISSUES 0.2%
Emirate of Abu Dhabi Government International Bond
5.500% due 08/02/2012		20,600	20,868

Total United Arab Emirates (Cost $21,047)			21,080

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
Barclays Bank PLC
0.674% due 09/11/2017		$750	735
FCE Bank PLC
7.125% due 01/15/2013	EUR	7,300	10,113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.676% due 09/06/2017		$2,500	$1,854

Total United Kingdom (Cost $12,766)			12,702

UNITED STATES 1.5%

ASSET-BACKED SECURITIES 0.0%
Citigroup Mortgage Loan Trust, Inc.
0.282% due 12/25/2036		$141	138
1.142% due 07/25/2037		293	283
Countrywide Asset-Backed Certificates
0.342% due 05/25/2047		143	138
0.342% due 09/25/2047		179	178
Credit-Based Asset Servicing and Securitization LLC
0.362% due 07/25/2037		39	31
MASTR Asset-Backed Securities Trust
0.322% due 05/25/2037		304	290
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036		364	170
Soundview Home Equity Loan Trust
1.042% due 10/25/2037		5	5

			1,233

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export III Ltd.
3.974% due 04/08/2013		1,694	1,678

CORPORATE BONDS & NOTES 1.2%
Ally Financial, Inc.
3.710% due 02/11/2014		13,600	13,465
Anadarko Petroleum Corp.
7.625% due 03/15/2014		4,000	4,462
Anheuser-Busch InBev Worldwide, Inc.
3.000% due 10/15/2012		4,000	4,052
Bank of America N.A.
0.754% due 06/15/2016		12,000	10,657
CIT Group, Inc.
5.250% due 04/01/2014		18,000	18,473
Daimler Finance North America LLC
1.911% due 07/11/2013		24,150	24,424
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		1,100	1,211
JPMorgan Chase Bank N.A.
0.804% due 06/13/2016		1,000	930
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		600	600
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		2,100	2,104
PACCAR, Inc.
1.648% due 09/14/2012		4,000	4,026
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	5,000	6,889
SABMiller Holdings, Inc.
1.850% due 01/15/2015		$7,600	7,707
SLM Corp.
5.375% due 05/15/2014		600	620
SSIF Nevada LP
1.267% due 04/14/2014		10,000	9,930
Time Warner Entertainment Co. LP
8.875% due 10/01/2012		600	624
Verizon Communications, Inc.
1.083% due 03/28/2014		33,000	33,293
Wachovia Bank N.A.
0.804% due 03/15/2016		400	378
0.917% due 11/03/2014		1,800	1,755

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Corp.
0.691% due 04/23/2012	$2,000	$2,001
0.937% due 10/15/2016	2,400	2,233

		149,834

MORTGAGE-BACKED SECURITIES 0.1%
Banc of America Funding Corp.
5.623% due 03/20/2036	362	301
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	9,077	8,494
BCAP LLC Trust
0.412% due 01/25/2037^	933	484
Bear Stearns Adjustable Rate Mortgage Trust
2.715% due 01/25/2035	46	37
5.492% due 02/25/2036	401	247
Bear Stearns Alt-A Trust
2.826% due 09/25/2035	72	48
3.871% due 08/25/2036^	606	120
Citigroup Mortgage Loan Trust, Inc.
2.605% due 07/25/2046^	252	155
2.896% due 03/25/2034	63	58
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	338	248
Countrywide Home Loan Mortgage Pass-Through Trust
5.576% due 09/25/2047	160	106
GSR Mortgage Loan Trust
5.193% due 11/25/2035	293	237
Harborview Mortgage Loan Trust
5.242% due 08/19/2036^	126	89
Homebanc Mortgage Trust
5.625% due 04/25/2037	368	321
Luminent Mortgage Trust
0.422% due 12/25/2036	156	86
MASTR Alternative Loans Trust
0.642% due 03/25/2036	133	25
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036	84	69
Residential Accredit Loans, Inc.
5.714% due 02/25/2036^	293	144
Residential Asset Securitization Trust
0.642% due 01/25/2046^	349	147
Sequoia Mortgage Trust
2.501% due 01/20/2047	145	106
Structured Adjustable Rate Mortgage Loan Trust
5.419% due 03/25/2036^	297	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates
2.196% due 01/25/2037	$261	$179
2.371% due 12/25/2036	157	110
2.520% due 09/25/2036	263	186
4.480% due 04/25/2037	174	124
Wells Fargo Mortgage-Backed Securities Trust
0.742% due 07/25/2037	389	308

		12,631

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 01/01/2027 - 12/01/2039	929	1,007

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
4.375% due 05/15/2041 (e)(g)(h)	26,400	31,626

Total United States (Cost $198,646)		198,009

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%
TNK-BP Finance S.A.
7.500% due 03/13/2013	$19,550	20,601

Total Virgin Islands (British) (Cost $20,454)		20,601

SHORT-TERM INSTRUMENTS 15.2%

CERTIFICATES OF DEPOSIT 1.3%
Banco Bradesco S.A.
1.955% due 01/24/2013	$35,100	35,372
Banco do Brasil S.A.
0.000% due 03/26/2013	20,800	20,355
Itau Unibanco Holding S.A.
0.000% due 05/16/2012	54,300	54,193
0.000% due 02/27/2013	25,212	24,636
0.000% due 03/26/2013	20,700	20,208

		154,764

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.050% due 04/02/2012	35,100	35,100
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $35,838. Repurchase proceeds are $35,100.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/02/2012		$4,725	$4,725
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $4,824. Repurchase proceeds are $4,725.)

			39,825

SHORT-TERM NOTES 0.2%
Banco Votorantim Ltd.
2.109% due 08/23/2012		24,811	24,560

JAPAN TREASURY BILLS 2.0%
0.100% due 04/09/2012 - 05/21/2012 (b)	JPY	20,170,000	243,669

MEXICO TREASURY BILLS 2.6%
4.494% due 04/04/2012 - 05/31/2012 (b)	MXN	4,048,999	315,299

U.S. TREASURY BILLS 0.0%
0.142% due 09/27/2012 (e)		$650	650

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 8.8%
PIMCO Short-Term Floating NAV Portfolio		107,533,897	1,077,597

Total Short-Term Instruments (Cost $1,862,857)			1,856,364

Total Investments 96.8% (Cost $11,695,144)			$11,895,237

Written Options (j) (0.0%) (Premiums $382)			(96)

Other Assets and Liabilities (Net) 3.2%			387,878

Net Assets 100.0%			$12,283,019

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $10,690 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $790 at a weighted average interest rate of 4.500%. On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,188 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note June Futures	Short	06/2012	1,004	$1,434

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	41

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $5,308 and cash of $36 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	06/20/2017	$	81,450	$(502)	$427
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		35,000	2,385	1,456

						$1,883	$1,883

(i)	OTC swap agreements outstanding on March 31, 2012:

Asset Swaps
Underlying Asset	Receive	Pay	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Indonesia Government International Bond 10.000% due 07/15/2017	Cash Flow from Underlying Asset	6-Month USD-LIBOR	07/22/2017	DUB	$	4,066	$342	$(455)	$797
Indonesia Government International Bond 11.000% due 10/15/2014	Cash Flow from Underlying Asset	6-Month USD-LIBOR	10/17/2014	BRC		67,469	4,775	(2,347)	7,122
Malaysia Government International Bond 4.262% due 09/15/2016	Cash Flow from Underlying Asset	6-Month USD-LIBOR	09/19/2016	CBK		30,052	4,231	915	3,316

							$9,348	$(1,887)	$11,235

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.615%	$	50,000	$303	$321	$(18)
China Government International Bond	BRC	1.000%	09/20/2012	0.278%		3,400	13	21	(8)
China Government International Bond	JPM	1.000%	09/20/2012	0.278%		3,100	12	20	(8)
Colombia Government International Bond	JPM	1.000%	09/20/2012	0.293%		3,100	12	12	0
Denmark Government International Bond	BOA	0.250%	09/20/2016	1.035%		15,000	(507)	(453)	(54)
Egypt Government International Bond	JPM	1.000%	03/20/2016	5.319%		1,800	(272)	(226)	(46)
Emirate of Abu Dhabi Government International Bond	BPS	1.000%	03/20/2016	1.003%		25,000	6	(153)	159
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	06/20/2016	1.036%		21,000	(24)	(102)	78
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.036%		6,300	(7)	3	(10)
Export-Import Bank of China	BOA	1.000%	09/20/2016	1.430%		2,500	(45)	(71)	26
Export-Import Bank of China	MYC	1.000%	09/20/2016	1.430%		1,000	(18)	(27)	9
Kazakhstan Government International Bond	FBF	1.000%	03/20/2013	0.566%		15,000	69	76	(7)
Kazakhstan Government International Bond	JPM	1.000%	03/20/2013	0.566%		15,000	69	76	(7)
Kazakhstan Government International Bond	MYC	1.000%	03/20/2013	0.566%		15,000	69	67	2
Kazakhstan Government International Bond	RYL	1.000%	03/20/2013	0.566%		15,000	69	55	14
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	1.534%		100	0	(3)	3
Mexico Government International Bond	JPM	1.000%	09/20/2012	0.297%		3,100	12	12	0
Panama Government International Bond	JPM	1.000%	09/20/2012	0.338%		3,100	11	10	1
Pemex Project Funding Master Trust	FBF	1.000%	06/20/2013	0.411%		20,000	153	123	30
Penerbangan Malaysia Bhd.	JPM	1.000%	09/20/2012	0.247%		3,100	12	17	(5)
Penerbangan Malaysia Bhd.	MYC	1.000%	09/20/2012	0.247%		3,400	13	21	(8)
Qatar Government International Bond	FBF	1.000%	03/20/2016	0.994%		25,000	15	(153)	168
Qatar Government International Bond	HUS	1.000%	06/20/2016	1.031%		500	(1)	(4)	3
Qatar Government International Bond	MYC	1.000%	06/20/2016	1.031%		13,000	(12)	(4)	(8)

							$(48)	$(362)	$314

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.000%	01/02/2013	DUB	BRL	64,500	$239	$46	$193
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		3,400	14	1	13
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		1,238,800	5,362	(24)	5,386
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		379,600	7,440	967	6,473
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		500,500	10,253	3,508	6,745
Pay	1-Year BRL-CDI	12.075%	01/02/2013	DUB		128,600	1,926	0	1,926
Pay	1-Year BRL-CDI	12.465%	01/02/2013	HUS		1,195,400	19,995	(334)	20,329
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		1,386,000	23,552	1,050	22,502
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UAG		610,600	10,738	559	10,179
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		748,400	4,012	1,175	2,837
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		165,400	984	1,007	(23)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		425,900	2,837	908	1,929
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		392,600	2,818	220	2,598
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		865,400	6,667	2,325	4,342
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		187,500	1,914	(100)	2,014
Pay	1-Year BRL-CDI	11.860%	01/02/2014	BOA		25,800	576	42	534
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HUS		2,000	61	5	56
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		712,000	17,768	(477)	18,245
Pay	1-Year BRL-CDI	12.440%	01/02/2014	BOA		500,000	12,769	88	12,681
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		121,500	3,177	28	3,149
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		7,600	199	(2)	201
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		127,000	3,398	101	3,297
Pay	3-Month MYR-KLIBOR	3.200%	12/03/2013	BRC	MYR	12,850	(3)	0	(3)
Pay	3-Month MYR-KLIBOR	3.810%	08/11/2014	BRC		15,300	62	0	62
Pay	3-Month MYR-KLIBOR	3.720%	08/18/2014	DUB		40,000	134	0	134
Pay	3-Month MYR-KLIBOR	3.900%	10/29/2014	DUB		5,000	26	0	26
Pay	3-Month MYR-KLIBOR	3.720%	06/11/2015	JPM		64,000	210	0	210
Pay	3-Month MYR-KLIBOR	3.720%	06/14/2015	BRC		83,000	271	0	271
Pay	3-Month MYR-KLIBOR	3.370%	08/17/2016	JPM		462,100	(1,066)	97	(1,163)
Pay	3-Month MYR-KLIBOR	4.160%	07/22/2020	BOA		130,500	813	0	813
Pay	3-Month MYR-KLIBOR	4.170%	07/27/2020	BOA		81,600	524	(6)	530
Pay	3-Month MYR-KLIBOR	4.020%	09/20/2020	DUB		95,600	215	(6)	221
Pay	3-Month MYR-KLIBOR	4.260%	11/02/2020	JPM		18,600	153	0	153
Pay	3-Month PLN-WIBOR	5.000%	08/16/2012	CBK	PLN	481,420	284	(67)	351
Pay	3-Month ZAR-JIBAR	6.950%	08/10/2016	MYC	ZAR	372,600	492	(13)	505
Pay	3-Month ZAR-JIBAR	6.500%	11/16/2016	CBK		47,100	(65)	(13)	(52)
Pay	3-Month ZAR-JIBAR	7.000%	11/16/2016	HUS		855,700	1,100	559	541
Pay	3-Month ZAR-JIBAR	7.545%	09/17/2020	BRC		99,000	78	(6)	84
Pay	6-Month HUF-BBR	6.000%	09/15/2015	JPM	HUF	4,380,900	(78)	0	(78)
Pay	6-Month HUF-BBR	6.150%	09/15/2015	BRC		4,689,200	28	97	(69)
Pay	6-Month HUF-BBR	6.150%	09/15/2015	HUS		8,385,000	51	(95)	146
Pay	6-Month HUF-BBR	6.150%	09/15/2015	JPM		300,000	1	(8)	9
Pay	6-Month HUF-BBR	6.180%	08/24/2020	MYC		2,950,000	(497)	0	(497)
Pay	6-Month PLN-WIBOR	4.870%	08/10/2013	MYC	PLN	225,000	1,714	(2)	1,716
Pay	6-Month PLN-WIBOR	4.650%	11/16/2016	CBK		124,600	(332)	(15)	(317)
Pay	6-Month THB-THBFIX Reuters	2.870%	02/04/2014	BRC	THB	106,060	(25)	0	(25)
Pay	6-Month THB-THBFIX Reuters	3.160%	04/21/2014	BRC		136,500	0	0	0
Pay	6-Month THB-THBFIX Reuters	3.200%	04/22/2014	BRC		105,400	3	0	3
Pay	6-Month THB-THBFIX Reuters	3.030%	04/24/2014	BRC		65,700	(8)	0	(8)
Pay	6-Month THB-THBFIX Reuters	3.620%	08/19/2014	DUB		785,000	180	(26)	206
Pay	6-Month THB-THBFIX Reuters	3.390%	01/29/2015	CBK		1,088,000	(36)	62	(98)
Pay	6-Month THB-THBFIX Reuters	3.480%	08/19/2016	JPM		5,055,400	(1,069)	328	(1,397)
Pay	6-Month THB-THBFIX Reuters	3.395%	06/22/2020	BRC		285,000	(374)	0	(374)
Pay	6-Month THB-THBFIX Reuters	3.320%	07/27/2020	BOA		1,382,300	(2,116)	0	(2,116)
Pay	6-Month THB-THBFIX Reuters	3.320%	07/29/2020	JPM		413,900	(638)	(4)	(634)
Pay	28-Day MXN-TIIE	6.500%	03/05/2013	MYC	MXN	3,800,000	5,011	(96)	5,107
Pay	28-Day MXN-TIIE	5.250%	12/12/2013	GLM		1,200,000	243	43	200
Pay	28-Day MXN-TIIE	9.190%	07/29/2015	JPM		996,000	9,619	0	9,619
Pay	28-Day MXN-TIIE	5.860%	08/12/2015	BRC		354,000	498	0	498
Pay	28-Day MXN-TIIE	5.860%	08/12/2015	MYC		347,000	488	13	475
Pay	28-Day MXN-TIIE	5.950%	09/09/2015	HUS		600,000	968	(7)	975
Pay	28-Day MXN-TIIE	5.950%	09/09/2015	MYC		995,000	1,605	340	1,265
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	BRC		167,500	634	291	343
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		1,543,800	205	266	(61)
Pay	28-Day MXN-TIIE	6.170%	09/15/2017	BOA		500,000	668	(4)	672
Pay	28-Day MXN-TIIE	6.170%	09/15/2017	JPM		65,800	87	(1)	88

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	43

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	8.050%	12/26/2018	CBK	MXN	50	$0	$0	$0
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	BRC		1,400	10	(1)	11
Pay	28-Day MXN-TIIE	8.450%	06/03/2019	JPM		500	5	0	5
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	BOA		210,000	619	567	52
Pay	28-Day MXN-TIIE	7.850%	05/28/2021	MYC		340,000	2,575	18	2,557
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		948,550	778	630	148
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	BRC		330,000	1,841	568	1,273
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		194,800	1,086	316	770
Pay	28-Day MXN-TIIE	6.750%	08/31/2021	HUS		52,700	62	(3)	65
Pay	28-Day MXN-TIIE	8.760%	09/03/2029	BRC		30,000	293	0	293
Pay	28-Day MXN-TIIE	2.980%	12/09/2013	BRC	MYR	11,780	(17)	0	(17)

							$164,009	$14,915	$149,094

(j)	Written options outstanding on March 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Call - OTC USD versus BRL	JPM	BRL	1.900	04/12/2012	$44,370	$382	$(96)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$115,110	$1,086
Sales	4,164	2,322,770	8,947
Closing Buys	(2,239)	(1,780,500)	(5,610)
Expirations	0	(115,110)	(1,086)
Exercised	(1,925)	(497,900)	(2,955)

Balance at 03/31/2012	0	$44,370	$382

(k)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.000%	05/01/2042	$3,000	$3,228	$(3,227)

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	31,917	04/2012	BRC	$451	$0	$451
Sell		8,623	04/2012	BRC	223	0	223
Buy		28,030	04/2012	HUS	0	(845)	(845)
Buy		349,203	04/2012	JPM	0	(9,533)	(9,533)
Buy		8,623	04/2012	MSC	0	(277)	(277)
Sell		478,474	04/2012	MSC	15,263	0	15,263
Buy		69,324	04/2012	UAG	0	(1,023)	(1,023)
Buy		8,623	06/2012	BRC	0	(226)	(226)
Buy		59,448	06/2012	HUS	4	(7)	(3)
Buy		515,716	06/2012	MSC	12	(15,119)	(15,107)
Buy		28,134	06/2012	UAG	0	(16)	(16)
Sell		3,084	06/2012	UAG	83	0	83
Buy	CLP	4,249,866	08/2012	BRC	30	0	30
Buy		7,406,250	08/2012	CBK	0	(77)	(77)
Buy		2,223,734	08/2012	MSC	0	(82)	(82)
Buy	CNY	44,009	06/2012	BRC	0	(32)	(32)
Buy		27,336	06/2012	CBK	56	0	56
Sell		2,555	06/2012	CBK	0	(5)	(5)
Buy		24,973	06/2012	DUB	21	(7)	14
Sell		239,085	06/2012	DUB	0	(460)	(460)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	15,206	06/2012	GST	$28	$0	$28
Buy		136,488	06/2012	HUS	272	(7)	265
Sell		6,430	06/2012	HUS	0	(18)	(18)
Buy		89,341	06/2012	JPM	11	(50)	(39)
Buy		95,445	06/2012	RYL	112	0	112
Buy		54,000	06/2012	SOG	68	0	68
Buy		758,761	06/2012	UAG	1,146	0	1,146
Sell		997,488	06/2012	UAG	53	(101)	(48)
Sell		10,708	10/2012	BRC	0	(13)	(13)
Buy		96,015	10/2012	CBK	81	0	81
Sell		18,101	10/2012	JPM	0	(21)	(21)
Buy		46,837	02/2013	BRC	0	(75)	(75)
Buy		29,923	02/2013	CBK	0	(39)	(39)
Buy		234,081	02/2013	DUB	71	(87)	(16)
Buy		192,866	02/2013	JPM	0	(215)	(215)
Sell		117,091	02/2013	JPM	0	(408)	(408)
Sell		11,275	02/2013	MSC	0	(39)	(39)
Buy		801,188	02/2013	UAG	0	(107)	(107)
Buy		97,095	08/2013	DUB	310	0	310
Buy		40,000	04/2014	RYL	0	(259)	(259)
Buy		31,920	09/2015	DUB	0	(240)	(240)
Buy		31,950	09/2015	JPM	0	(16)	(16)
Buy	COP	37,743,614	07/2012	BRC	22	(134)	(112)
Buy		30,837,409	07/2012	DUB	107	(61)	46
Buy		47,848,150	07/2012	JPM	1,016	(6)	1,010
Buy		39,963,762	07/2012	MSC	122	(45)	77
Buy		10,277,089	07/2012	UAG	168	0	168
Sell	EUR	838	04/2012	BRC	10	0	10
Buy		78,323	04/2012	CBK	799	0	799
Sell		13,661	04/2012	CBK	0	(550)	(550)
Sell		2,829	04/2012	DUB	0	(5)	(5)
Sell		93	04/2012	GST	0	(6)	(6)
Sell		78,323	04/2012	HUS	0	(694)	(694)
Sell		4,900	04/2012	JPM	0	(40)	(40)
Sell		802	04/2012	RBC	0	(19)	(19)
Sell		4,906	04/2012	UAG	0	(65)	(65)
Sell		78,323	05/2012	CBK	0	(795)	(795)
Sell		944	06/2012	BRC	0	(19)	(19)
Sell		5,253	06/2012	BSN	0	(125)	(125)
Buy	HUF	205,728	05/2012	BRC	11	0	11
Sell		1,791,217	05/2012	BRC	0	(159)	(159)
Buy		1,933,211	05/2012	DUB	39	0	39
Sell		1,730,635	05/2012	DUB	0	(164)	(164)
Sell		2,537,272	05/2012	FBF	0	(285)	(285)
Sell		1,843,241	05/2012	GST	0	(188)	(188)
Buy		6,742,233	05/2012	HUS	3,376	0	3,376
Sell		1,912,150	05/2012	HUS	0	(201)	(201)
Sell		612,278	05/2012	MSC	0	(68)	(68)
Sell		2,650,810	05/2012	UAG	0	(255)	(255)
Buy	IDR	175,900,000	07/2012	BRC	0	(951)	(951)
Buy		335,309,338	07/2012	CBK	0	(632)	(632)
Buy		454,100,061	07/2012	DUB	0	(2,375)	(2,375)
Buy		93,850,000	07/2012	GST	164	0	164
Buy		225,585,110	07/2012	HUS	6	(482)	(476)
Buy		475,471,000	07/2012	JPM	444	(552)	(108)
Buy		173,809,220	07/2012	MSC	0	(540)	(540)
Buy		234,375,000	07/2012	UAG	382	0	382
Sell		250,118,756	07/2012	UAG	0	(535)	(535)
Buy		111,103,108	01/2013	DUB	0	(315)	(315)
Buy		132,564,800	01/2013	JPM	0	(315)	(315)
Buy		291,088,000	01/2013	UAG	0	(964)	(964)
Sell	ILS	22,551	07/2012	BRC	0	(69)	(69)
Sell		17,291	07/2012	CBK	0	(142)	(142)
Sell		57,597	07/2012	DUB	0	(203)	(203)
Buy		138,323	07/2012	JPM	885	0	885
Sell		24,680	07/2012	UAG	0	(78)	(78)
Buy	INR	58,887	07/2012	BPS	0	(13)	(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	45

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	INR	110,188	07/2012	DUB	$0	$(287)	$(287)
Buy		1,005,104	07/2012	HUS	13	(168)	(155)
Buy		4,893,972	07/2012	JPM	0	(1,044)	(1,044)
Buy		515,316	07/2012	MSC	0	(257)	(257)
Buy		544,567	07/2012	UAG	0	(43)	(43)
Sell	JPY	10,180,000	04/2012	UAG	9,142	0	9,142
Sell		3,910,000	05/2012	CBK	3,621	0	3,621
Sell		6,080,000	05/2012	FBF	3,989	0	3,989
Sell		4,247,522	06/2012	BRC	345	0	345
Buy		14,789	06/2012	CBK	0	(1)	(1)
Buy	KRW	1,065,447	07/2012	CBK	0	(8)	(8)
Buy		2,416,344	07/2012	DUB	0	(6)	(6)
Buy		122,543,853	07/2012	FBF	0	(964)	(964)
Buy		3,249,229	07/2012	JPM	0	(8)	(8)
Buy		11,305,550	07/2012	MSC	0	(83)	(83)
Buy		2,272,500	07/2012	UAG	0	(4)	(4)
Sell	MXN	671,475	04/2012	GST	0	(2,760)	(2,760)
Sell		840,330	04/2012	UAG	0	(4,426)	(4,426)
Sell		81,430	05/2012	BRC	46	0	46
Sell		1,820,447	05/2012	UAG	0	(713)	(713)
Buy		335,933	06/2012	BRC	2	(144)	(142)
Sell		346,018	06/2012	BRC	0	(27)	(27)
Buy		129,842	06/2012	CBK	80	0	80
Sell		263,709	06/2012	CBK	211	0	211
Buy		393,824	06/2012	DUB	28	(135)	(107)
Buy		349,645	06/2012	HUS	115	0	115
Sell		1,161,654	06/2012	HUS	93	(134)	(41)
Buy		56,418	06/2012	JPM	15	(24)	(9)
Sell		1,857,936	06/2012	JPM	0	(687)	(687)
Sell		473,657	06/2012	MSC	27	0	27
Buy		566,099	06/2012	UAG	68	(59)	9
Sell		124,290	06/2012	UAG	0	(18)	(18)
Buy	MYR	79,670	04/2012	BRC	0	(89)	(89)
Sell		855	04/2012	BRC	0	(9)	(9)
Buy		908,789	04/2012	CBK	131	(7,416)	(7,285)
Buy		211,421	04/2012	DUB	1,121	(27)	1,094
Sell		1,583	04/2012	DUB	0	(16)	(16)
Buy		188,679	04/2012	HUS	336	(427)	(91)
Buy		335,622	04/2012	JPM	0	(1,196)	(1,196)
Buy		158,368	04/2012	MSC	423	(224)	199
Buy		380,788	04/2012	UAG	408	(2,209)	(1,801)
Sell		291,888	04/2012	UAG	0	(217)	(217)
Buy	PEN	76,806	07/2012	BRC	447	0	447
Buy		8,139	07/2012	CBK	45	0	45
Buy		79,405	07/2012	DUB	490	0	490
Sell		102,545	07/2012	DUB	0	(170)	(170)
Buy		68,842	07/2012	JPM	404	0	404
Sell		9,653	07/2012	JPM	0	(11)	(11)
Buy		11,037	07/2012	MSC	62	0	62
Sell		19,212	07/2012	MSC	0	(17)	(17)
Buy		13,091	07/2012	UAG	52	0	52
Buy	PHP	693,820	06/2012	CBK	46	0	46
Buy		4,538,933	06/2012	JPM	0	(327)	(327)
Buy		4,092,600	06/2012	UAG	204	0	204
Buy	PLN	367	05/2012	BPS	4	0	4
Buy		82,664	05/2012	BRC	257	(76)	181
Buy		534,604	05/2012	CBK	8,037	0	8,037
Sell		77,402	05/2012	CBK	33	(35)	(2)
Buy		28,839	05/2012	DUB	256	0	256
Buy		28,180	05/2012	HUS	25	0	25
Sell		16,557	05/2012	HUS	0	(103)	(103)
Buy		31,280	05/2012	MSC	18	0	18
Sell		75,000	05/2012	MSC	147	0	147
Buy		600	05/2012	UAG	4	0	4
Buy	RON	129	05/2012	BRC	0	0	0
Buy		129	05/2012	CBK	0	0	0
Buy		129	05/2012	HUS	0	0	0

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	RUB	7,500,000	06/2012	BRC	$1,673	$0	$1,673
Buy		148,475	06/2012	CBK	3	0	3
Buy		343,110	06/2012	DUB	4	0	4
Sell		707,558	06/2012	DUB	0	(183)	(183)
Buy		7,500,000	06/2012	FBF	724	0	724
Buy		3,306,923	06/2012	HUS	0	(364)	(364)
Sell		441,217	06/2012	HUS	0	(36)	(36)
Buy		9,049,014	06/2012	JPM	2,046	(108)	1,938
Sell		691,195	06/2012	JPM	0	(32)	(32)
Buy		58,080	07/2012	CBK	0	(44)	(44)
Buy		29,998	07/2012	HUS	10	0	10
Buy	SGD	5,815	05/2012	BRC	7	0	7
Buy		3,356	05/2012	CBK	3	(1)	2
Buy		142,213	05/2012	HUS	40	(20)	20
Buy		48,713	05/2012	JPM	57	(30)	27
Buy		14,184	05/2012	MSC	0	(1)	(1)
Sell		33,277	05/2012	UAG	82	0	82
Buy	THB	1,337,999	05/2012	BRC	0	(99)	(99)
Buy		1,942,179	05/2012	CBK	0	(175)	(175)
Buy		3,463,031	05/2012	DUB	0	(94)	(94)
Sell		1,787,987	05/2012	DUB	0	(8)	(8)
Buy		61,400	05/2012	HUS	0	(15)	(15)
Sell		874,911	05/2012	HUS	337	0	337
Buy		9,250,000	05/2012	JPM	0	(881)	(881)
Buy		1,523,408	05/2012	UAG	0	(129)	(129)
Buy	TRY	40,000	04/2012	BRC	408	0	408
Buy		22,800	04/2012	CBK	0	(78)	(78)
Buy		600,314	04/2012	DUB	14,147	0	14,147
Sell		12,570	04/2012	DUB	0	(56)	(56)
Buy		192,644	04/2012	HUS	2,884	(203)	2,681
Sell		38,121	04/2012	HUS	0	(144)	(144)
Buy		158,758	04/2012	JPM	3,554	0	3,554
Sell		900,000	04/2012	JPM	0	(109)	(109)
Buy		445,857	07/2012	HUS	10,458	0	10,458
Buy		1,100,000	07/2012	JPM	8,285	0	8,285
Buy	TWD	127,700	04/2012	BRC	100	0	100
Buy		175,350	04/2012	JPM	128	0	128
Buy	ZAR	203,653	04/2012	BRC	453	(99)	354
Sell		812,647	04/2012	BRC	42	(5,299)	(5,257)
Buy		2,476,306	04/2012	CBK	380	(82)	298
Sell		640,113	04/2012	CBK	0	(1,436)	(1,436)
Buy		238,440	04/2012	DUB	740	(131)	609
Sell		585,507	04/2012	DUB	0	(3,303)	(3,303)
Sell		155,821	04/2012	GST	0	(237)	(237)
Buy		669,008	04/2012	HUS	1,442	(632)	810
Sell		708,192	04/2012	HUS	0	(4,725)	(4,725)
Buy		318,275	04/2012	JPM	1,354	(162)	1,192
Sell		768,282	04/2012	JPM	0	(4,110)	(4,110)
Buy		48,912	04/2012	MSC	355	0	355
Buy		75,000	04/2012	RBC	582	0	582
Buy		54,000	04/2012	UAG	64	0	64
Sell		396,289	04/2012	UAG	0	(1,437)	(1,437)
Buy		17,205	07/2012	CBK	96	0	96
Sell		2,450,000	07/2012	CBK	0	(414)	(414)
Sell		2,535,465	07/2012	DUB	0	(23,703)	(23,703)
Sell		275,311	07/2012	UAG	0	(2,659)	(2,659)

					$107,049	$(117,262)	$(10,213)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	47

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$8,008	$0	$8,008
Bermuda
Corporate Bonds & Notes	0	3,601	0	3,601
Brazil
Corporate Bonds & Notes	0	92,466	22,926	115,392
Sovereign Issues	0	850,319	0	850,319
Canada
Corporate Bonds & Notes	0	15,572	0	15,572
Cayman Islands
Asset-Backed Securities	0	0	7,862	7,862
Chile
Corporate Bonds & Notes	0	58,089	0	58,089
Sovereign Issues	0	7,792	0	7,792
Colombia
Corporate Bonds & Notes	0	17,531	0	17,531
Sovereign Issues	0	327,920	0	327,920
Curacao
Corporate Bonds & Notes	0	62,829	0	62,829
Egypt
Bank Loan Obligations	0	4,178	0	4,178
Sovereign Issues	0	1,674	0	1,674
Germany
Corporate Bonds & Notes	0	133,097	0	133,097
Guatemala
Sovereign Issues	0	911	0	911
Hungary
Sovereign Issues	0	53,511	0	53,511
India
Corporate Bonds & Notes	0	12,263	0	12,263
Indonesia
Sovereign Issues	0	842,730	0	842,730
Ireland
Corporate Bonds & Notes	0	105,957	0	105,957
Sovereign Issues	0	207	0	207
Kazakhstan
Corporate Bonds & Notes	0	161,559	0	161,559
Luxembourg
Corporate Bonds & Notes	0	485,340	0	485,340
Malaysia
Corporate Bonds & Notes	0	8,667	0	8,667
Sovereign Issues	0	284,822	0	284,822
Mexico
Common Stocks	0	0	0	0
Corporate Bonds & Notes	0	30,608	751	31,359
Sovereign Issues	0	1,668,830	0	1,668,830
Netherlands
Corporate Bonds & Notes	0	71,214	0	71,214
Panama
Sovereign Issues	0	7,724	0	7,724
Peru
Sovereign Issues	0	188,043	0	188,043
Philippines
Sovereign Issues	0	24,448	0	24,448
Poland
Sovereign Issues	0	1,229,032	0	1,229,032
Qatar
Corporate Bonds & Notes	0	72,628	0	72,628
Sovereign Issues	0	10,603	0	10,603

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Russia
Corporate Bonds & Notes	$0	$48,703	$0	$48,703
Sovereign Issues	0	45,376	0	45,376
Singapore
Corporate Bonds & Notes	0	6,249	0	6,249
South Africa
Sovereign Issues	0	2,027,250	0	2,027,250
South Korea
Corporate Bonds & Notes	0	68,418	67,178	135,596
Sovereign Issues	0	53,849	0	53,849
Sri Lanka
Sovereign Issues	0	515	0	515
Thailand
Sovereign Issues	0	286,109	0	286,109
Tunisia
Sovereign Issues	0	51,993	0	51,993
Turkey
Sovereign Issues	0	257,129	0	257,129
United Arab Emirates
Corporate Bonds & Notes	0	212	0	212
Sovereign Issues	0	20,868	0	20,868
United Kingdom
Corporate Bonds & Notes	0	12,702	0	12,702
United States
Asset-Backed Securities	0	1,233	0	1,233
Bank Loan Obligations	0	1,678	0	1,678
Corporate Bonds & Notes	0	149,834	0	149,834
Mortgage-Backed Securities	0	12,631	0	12,631
U.S. Government Agencies	0	1,007	0	1,007
U.S. Treasury Obligations	0	31,626	0	31,626
Virgin Islands (British)
Corporate Bonds & Notes	0	20,601	0	20,601
Short-Term Instruments
Certificates of Deposit	0	154,764	0	154,764
Repurchase Agreements	0	39,825	0	39,825
Short-Term Notes	0	0	24,560	24,560
Japan Treasury Bills	0	243,669	0	243,669
Mexico Treasury Bills	0	315,299	0	315,299
U.S. Treasury Bills	0	650	0	650
PIMCO Short-Term Floating NAV Portfolios	1,077,597	0	0	1,077,597
	$1,077,597	$10,694,363	$123,277	$11,895,237

Short Sales, at value	$0	$(3,227)	$0	$(3,227)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	11,728	0	11,728
Foreign Exchange Contracts	0	107,049	0	107,049
Interest Rate Contracts	1,434	157,909	0	159,343
	$1,434	$276,686	$0	$278,120

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(179)	0	(179)
Foreign Exchange Contracts	0	(117,358)	0	(117,358)
Interest Rate Contracts	0	(6,932)	0	(6,932)
	$0	$(124,469)	$0	$(124,469)

Totals	$1,079,031	$10,843,353	$123,277	$12,045,661

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Brazil
Corporate Bonds & Notes	$22,561	$1,008	$0	$(208)	$0	$(435)	$0	$0	$22,926	$(435)
Cayman Islands
Asset-Backed Securities	7,945	0	0	32	0	(115)	0	0	7,862	(115)
India
Corporate Bonds & Notes	7,756	0	0	0	0	(107)	0	(7,649)	0	0
Mexico
Bank Loan Obligations	18,304	0	(18,450)	0	0	146	0	0	0	0
Common Stocks	0	5,513	0	0	0	(5,513)	0	0	0	(5,513)
Corporate Bond & Notes	0	20,861	(13,392)	376	0	(7,094)	0	0	751	(7,094)
South Korea
Corporate Bonds & Notes	0	67,015	0	11	0	152	0	0	67,178	152
Short-Term Instruments
Short-Term Notes	0	24,560	0	0	0	0	0	0	24,560	(7,094)

	$56,566	$118,957	$(31,842)	$211	$0	$(12,966)	$0	$(7,649)	$123,277	$(13,005)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$27	$0	$0	$0	$0	$(18)	$0	$(9)	$0	$0

Totals	$56,593	$118,957	$(31,842)	$211	$0	$(12,984)	$0	$(7,658)	$123,277	$(13,005)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$1,172	$1,172
Unrealized appreciation on foreign currency contracts	0	0	0	107,049	0	107,049
Unrealized appreciation on OTC swap agreements	0	11,728	0	0	156,026	167,754

	$0	$11,728	$0	$107,049	$157,198	$275,975

Liabilities:
Written options outstanding	$0	$0	$0	$96	$0	$96
Unrealized depreciation on foreign currency contracts	0	0	0	117,262	0	117,262
Unrealized depreciation on OTC swap agreements	0	179	0	0	6,932	7,111

	$0	$179	$0	$117,358	$6,932	$124,469

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	49

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$(773)	$1,437	$664
Net realized gain on futures contracts	0	0	0	0	601	601
Net realized gain on written options	0	0	0	1,086	3,937	5,023
Net realized gain on swaps	0	9,117	0	0	43,268	52,385
Net realized gain on foreign currency transactions	0	0	0	36,162	0	36,162

	$0	$9,117	$0	$36,475	$49,243	$94,835

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$1,434	$1,434
Net change in unrealized (depreciation) on written options	0	0	0	(426)	0	(426)
Net change in unrealized appreciation (depreciation) on swaps	0	(6,875)	0	0	145,051	138,176
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(51,738)	0	(51,738)

	$0	$(6,875)	$0	$(52,164)	$146,485	$87,446

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,434 and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,883 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$23,554	$(23,830)	$(276)
BPS	196	(90)	106
BRC	7,205	(4,830)	2,375
BSN	(125)	0	(125)
CBK	5,774	(3,940)	1,834
DUB	(11,337)	9,663	(1,674)
FBF	3,701	(1,290)	2,411
GLM	243	(330)	(87)
GST	(2,999)	650	(2,349)
HUS	51,166	(49,560)	1,606
JPM	5,298	(50)	5,248
MSC	(323)	(1,523)	(1,846)
MYC	51,953	(58,155)	(6,202)
RBC	563	(690)	(127)
RYL	(78)	0	(78)
SOG	68	0	68
UAG	28,141	(28,190)	(49)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRIA 0.3%

CORPORATE BONDS & NOTES 0.3%
OGX Austria GmbH
8.375% due 04/01/2022		$17,600	$17,820

Total Austria (Cost $17,600)			17,820

BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%
Bahrain Government International Bond
5.500% due 03/31/2020		$5,400	5,373

Total Bahrain (Cost $5,301)			5,373

BARBADOS 0.3%

CORPORATE BONDS & NOTES 0.3%
Columbus International, Inc.
11.500% due 11/20/2014		$16,000	17,912

Total Barbados (Cost $16,941)			17,912

BERMUDA 0.5%

CORPORATE BONDS & NOTES 0.5%
Noble Group Ltd.
4.875% due 08/05/2015		$1,500	1,511
6.625% due 08/05/2020		3,600	3,560
6.750% due 01/29/2020		5,575	5,547
Qtel International Finance Ltd.
3.375% due 10/14/2016		3,200	3,259
4.750% due 02/16/2021		7,300	7,583
5.000% due 10/19/2025		825	840
7.875% due 06/10/2019		7,450	9,182

Total Bermuda (Cost $30,919)			31,482

BRAZIL 9.1%

CORPORATE BONDS & NOTES 6.3%
Banco Bradesco S.A.
2.598% due 05/16/2014		$3,200	3,251
Banco do Brasil S.A.
4.500% due 01/22/2015		25,850	27,246
4.500% due 01/20/2016	EUR	8,900	12,303
6.000% due 01/22/2020		$12,775	14,404
8.500% due 10/29/2049		3,000	3,473
Banco Santander Brasil S.A.
4.250% due 01/14/2016		15,000	15,075
4.500% due 04/06/2015		5,000	5,113
4.625% due 02/13/2017		3,000	3,023
Banco Votorantim S.A.
5.250% due 02/11/2016		9,700	10,102
7.375% due 01/21/2020		2,400	2,643
BM&FBovespa S.A.
5.500% due 07/16/2020		300	322
Braskem Finance Ltd.
5.750% due 04/15/2021		9,900	10,412
7.000% due 05/07/2020		10,900	12,307
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		7,300	8,026
6.875% due 07/30/2019		23,020	27,365
7.750% due 11/30/2015		4,100	4,784
CSN Islands Corp.
6.875% due 09/21/2019		29,230	33,375
9.750% due 12/16/2013		600	674
10.000% due 01/15/2015		1,850	2,190
CSN Resources S.A.
6.500% due 07/21/2020		34,600	38,924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		$9,400	$9,706
7.500% due 05/04/2020		14,968	15,886
Petrobras International Finance Co.
2.875% due 02/06/2015		2,500	2,571
5.375% due 01/27/2021		25,710	27,802
5.750% due 01/20/2020		13,100	14,573
5.875% due 03/01/2018		7,100	7,997
6.750% due 01/27/2041		3,500	4,065
7.875% due 03/15/2019		39,275	48,641
8.375% due 12/10/2018		2,000	2,537
Vale Overseas Ltd.
6.875% due 11/21/2036		16,450	19,111
6.875% due 11/10/2039		10,175	11,903
8.250% due 01/17/2034		1,755	2,307

			402,111

SOVEREIGN ISSUES 2.8%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	20,000	27,952
6.369% due 06/16/2018		$6,100	7,122
6.500% due 06/10/2019		14,380	16,986
Brazil Government International Bond
5.625% due 01/07/2041		14,500	16,784
5.875% due 01/15/2019		200	240
6.000% due 01/17/2017		1,250	1,484
7.125% due 01/20/2037		2,700	3,719
8.250% due 01/20/2034		18,103	27,426
8.750% due 02/04/2025		17,175	26,192
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	2,100	1,158
10.000% due 01/01/2014		6,456	3,559
10.000% due 01/01/2017		81,982	43,769

			176,391

Total Brazil (Cost $533,141)			578,502

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Bank of Montreal
2.850% due 06/09/2015		$14,555	15,351

Total Canada (Cost $15,116)			15,351

CAYMAN ISLANDS 2.5%

CORPORATE BONDS & NOTES 2.5%
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$9,100	9,327
DP World Sukuk Ltd.
6.250% due 07/02/2017		2,500	2,644
Enersis S.A.
7.375% due 01/15/2014		420	458
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		4,800	4,617
Hutchison Whampoa International Ltd.
4.625% due 01/13/2022		5,000	5,045
5.750% due 09/11/2019		2,700	2,983
7.450% due 11/24/2033		1,170	1,569
7.625% due 04/09/2019		3,100	3,760
Interoceanica Finance Ltd.
0.000% due 11/30/2018		7,138	5,553
0.000% due 05/15/2030		7,400	2,391
IPIC GMTN Ltd.
3.125% due 11/15/2015		4,100	4,162
5.000% due 11/15/2020		18,700	19,215

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/01/2022		$5,900	$6,099
5.875% due 03/14/2021	EUR	3,000	4,222
Mongolian Mining Corp.
8.875% due 03/29/2017		$28,600	28,437
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		47,789	51,134
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		3,189	2,646
QNB Finance Ltd.
3.125% due 11/16/2015		5,600	5,635
Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,100	1,231

Total Cayman Islands (Cost $158,626)			161,128

CHILE 1.1%

CORPORATE BONDS & NOTES 1.1%
AES Gener S.A.
5.250% due 08/15/2021		$1,000	1,060
Banco del Estado de Chile
3.875% due 02/08/2022		200	199
Banco Santander Chile
1.811% due 04/20/2012		11,700	11,700
3.750% due 09/22/2015		17,300	17,735
5.375% due 12/09/2014		3,000	3,190
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,200	2,302
7.250% due 07/29/2019		13,400	15,951
Codelco, Inc.
7.500% due 01/15/2019		1,000	1,257
Colbun S.A.
6.000% due 01/21/2020		3,700	3,950
E.CL S.A.
5.625% due 01/15/2021		10,600	11,412

			68,756

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
5.500% due 01/15/2013		100	104

Total Chile (Cost $64,686)			68,860

COLOMBIA 3.6%

CORPORATE BONDS & NOTES 0.8%
BanColombia S.A.
5.950% due 06/03/2021		$4,800	5,106
Ecopetrol S.A.
7.625% due 07/23/2019		35,190	43,724

			48,830

SOVEREIGN ISSUES 2.8%
Colombia Government International Bond
4.375% due 07/12/2021		20,000	21,850
6.125% due 01/18/2041		12,625	15,529
7.375% due 01/27/2017		26,475	32,895
7.375% due 03/18/2019		36,000	46,368
7.375% due 09/18/2037		9,405	13,261
8.125% due 05/21/2024		14,670	20,868
9.850% due 06/28/2027	COP	600,000	475
11.750% due 02/25/2020		$6,247	9,980
12.000% due 10/22/2015	COP	25,375,000	17,874

			179,100

Total Colombia (Cost $205,452)			227,930

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	51

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC 0.0%

CORPORATE BONDS & NOTES 0.0%
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015	$2,400	$2,531

Total Czech Republic (Cost $2,456)		2,531

EGYPT 0.0%

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.474% due 12/20/2012	$2,418	2,395

Total Egypt (Cost $2,418)		2,395

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
8.200% due 12/12/2017	$3,400	4,152

Total Gabon (Cost $3,918)		4,152

GERMANY 0.0%

CORPORATE BONDS & NOTES 0.0%
Gazprom OAO Via RBS AG
9.625% due 03/01/2013	$900	961
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	1,100	1,175

Total Germany (Cost $2,136)		2,136

GUATEMALA 0.0%

SOVEREIGN ISSUES 0.0%
Guatemala Government Bond
9.250% due 08/01/2013	$2,000	2,170

Total Guatemala (Cost $2,076)		2,170

HONG KONG 0.0%

CORPORATE BONDS & NOTES 0.0%
China Resources Power Holdings Co. Ltd.
3.750% due 08/03/2015	$900	905

Total Hong Kong (Cost $886)		905

INDIA 0.8%

CORPORATE BONDS & NOTES 0.8%
Bank of India
4.750% due 09/30/2015	$700	716
ICICI Bank Ltd.
4.750% due 11/25/2016	4,750	4,749
5.750% due 11/16/2020	6,695	6,609
6.625% due 10/03/2012	5,500	5,624
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	10,200	10,447
Indian Railway Finance Corp. Ltd.
4.406% due 03/30/2016	200	201
State Bank of India
4.500% due 07/27/2015	22,900	23,702

Total India (Cost $51,432)		52,048

INDONESIA 6.1%

CORPORATE BONDS & NOTES 1.3%
Adaro Indonesia PT
7.625% due 10/22/2019	$6,200	6,789
Indosat Palapa Co. BV
7.375% due 07/29/2020	12,300	13,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Majapahit Holding BV
7.250% due 06/28/2017		$4,475	$5,191
7.750% due 10/17/2016		18,410	21,379
7.750% due 01/20/2020		19,850	24,019
7.875% due 06/29/2037		1,750	2,209
8.000% due 08/07/2019		6,300	7,686
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		2,500	2,631

			83,557

SOVEREIGN ISSUES 4.8%
Indonesia Government International Bond
5.875% due 03/13/2020		43,650	50,307
6.625% due 02/17/2037		3,790	4,699
6.750% due 03/10/2014		15,200	16,530
6.875% due 03/09/2017		35,410	41,917
6.875% due 01/17/2018		41,750	49,996
7.250% due 04/20/2015		7,450	8,521
7.500% due 01/15/2016		1,325	1,557
7.750% due 01/17/2038		7,675	10,687
8.500% due 10/12/2035		3,400	5,074
10.375% due 05/04/2014		37,000	43,290
11.625% due 03/04/2019		49,255	73,636

			306,214

Total Indonesia (Cost $358,462)			389,771

IRELAND 1.9%

CORPORATE BONDS & NOTES 1.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.381% due 06/27/2012	EUR	10,700	14,413
5.670% due 03/05/2014		$6,200	6,620
6.103% due 06/27/2012		12,700	12,775
7.700% due 08/07/2013		1,600	1,720
Novatek Finance Ltd.
5.326% due 02/03/2016		1,000	1,056
6.604% due 02/03/2021		15,900	17,653
RZD Capital Ltd.
5.739% due 04/03/2017		25,850	27,498
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		4,300	4,467
7.748% due 02/02/2021		5,900	5,848
9.125% due 04/30/2018		2,500	2,744

			94,794

SOVEREIGN ISSUES 0.4%
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		13,800	14,283
6.800% due 11/22/2025		1,300	1,363
6.902% due 07/09/2020		9,700	10,525

			26,171

Total Ireland (Cost $117,607)			120,965

ISRAEL 0.1%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$5,700	5,824

Total Israel (Cost $6,155)			5,824

KAZAKHSTAN 2.8%

CORPORATE BONDS & NOTES 2.8%
KazMunayGas National Co.
6.375% due 04/09/2021		$27,850	30,901
7.000% due 05/05/2020		40,700	46,474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 07/02/2013	$24,000	$25,627
9.125% due 07/02/2018	25,350	31,679
11.750% due 01/23/2015	23,625	28,947
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	12,731	13,433

Total Kazakhstan (Cost $169,168)		177,061

LUXEMBOURG 5.4%

CORPORATE BONDS & NOTES 5.4%
ALROSA Finance S.A.
8.875% due 11/17/2014	$4,000	4,440
Evraz Group S.A.
9.500% due 04/24/2018	500	553
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	20,200	21,260
5.999% due 01/23/2021	3,800	4,024
6.212% due 11/22/2016	20,040	21,906
6.510% due 03/07/2022	36,800	40,296
7.288% due 08/16/2037	1,875	2,135
8.146% due 04/11/2018	2,000	2,355
8.625% due 04/28/2034	7,200	9,105
9.250% due 04/23/2019	36,300	45,012
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	9,570	10,618
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017	10,750	11,448
7.125% due 01/14/2014	400	427
7.175% due 05/16/2013	7,500	7,871
7.750% due 05/29/2018	12,450	14,168
9.000% due 06/11/2014	36,150	40,307
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	9,100	9,282
5.400% due 03/24/2017	18,000	18,657
5.499% due 07/07/2015	30,480	32,423
5.717% due 06/16/2021	2,925	2,939
6.125% due 02/07/2022	4,250	4,383
6.468% due 07/02/2013	9,000	9,508
6.480% due 05/15/2013	1,200	1,269
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	12,850	13,059
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	1,706	1,800
Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016	800	871
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012	8,000	8,240
6.875% due 05/29/2018	2,100	2,229

Total Luxembourg (Cost $327,275)		340,585

MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Axiata SPV1 Labuan Ltd.
5.375% due 04/28/2020	$4,000	4,239
Petroliam Nasional Bhd.
7.625% due 10/15/2026	14,550	20,160
7.750% due 08/15/2015	1,690	2,023
Petronas Capital Ltd.
7.000% due 05/22/2012	4,550	4,595
7.875% due 05/22/2022	3,000	4,045

Total Malaysia (Cost $31,164)		35,062

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		SHARES	MARKET VALUE (000S)
MEXICO 11.3%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		93,349	$0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 8.0%
BBVA Bancomer S.A.
4.500% due 03/10/2016		$13,500	13,973
6.500% due 03/10/2021		12,250	12,832
Comision Federal de Electricidad
4.875% due 05/26/2021		9,700	10,379
5.750% due 02/14/2042		11,100	11,200
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		16,200	17,254
9.250% due 06/30/2020		700	747
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		3,160	3,223
9.500% due 12/11/2019		9,100	9,737
9.750% due 03/25/2020		4,725	5,032
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018		772	328
Pemex Project Funding Master Trust
1.080% due 12/03/2012		1,200	1,199
5.750% due 03/01/2018		51,370	58,048
6.625% due 06/15/2035		19,575	22,511
6.625% due 06/15/2038		200	230
Petroleos Mexicanos
4.875% due 03/15/2015		29,384	31,955
4.875% due 01/24/2022		85,800	90,305
5.500% due 01/21/2021		17,750	19,658
6.000% due 03/05/2020		2,700	3,087
6.500% due 06/02/2041		94,600	106,898
8.000% due 05/03/2019		62,300	79,121
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	844
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		$10,450	11,129

			509,690

SOVEREIGN ISSUES 3.3%
Mexico Government International Bond
4.250% due 07/14/2017	EUR	8,700	12,282
5.500% due 02/17/2020		5,100	7,652
5.625% due 01/15/2017		$200	232
5.750% due 10/12/2110		19,800	20,444
5.950% due 03/19/2019		2,500	3,010
6.050% due 01/11/2040		57,200	69,212
6.625% due 03/03/2015		775	888
6.750% due 09/27/2034		31,384	40,485
7.500% due 04/08/2033		24,094	33,611
7.750% due 12/14/2017	MXN	88,992	7,740
8.300% due 08/15/2031		$900	1,346
10.000% due 12/05/2024	MXN	121,480	12,434

			209,336

Total Mexico (Cost $657,180)			719,026

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$8,700	9,897
10.500% due 03/25/2014		6,500	7,401
Indo Energy Finance BV
7.000% due 05/07/2018		4,500	4,646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intergas Finance BV
6.375% due 05/14/2017	$7,825	$8,588
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020	8,700	9,679
Waha Aerospace BV
3.925% due 07/28/2020	23,205	24,094

Total Netherlands (Cost $60,942)		64,305

PANAMA 2.1%

CORPORATE BONDS & NOTES 0.3%
AES El Salvador Trust
6.750% due 02/01/2016	$10,260	10,465
AES Panama S.A.
6.350% due 12/21/2016	9,030	9,843

		20,308

SOVEREIGN ISSUES 1.8%
Panama Government International Bond
7.125% due 01/29/2026	22,887	30,668
7.250% due 03/15/2015	59,357	68,884
8.125% due 04/28/2034	1,810	2,525
8.875% due 09/30/2027	4,435	6,819
9.375% due 07/23/2012	310	317
9.375% due 04/01/2029	4,172	6,702

		115,915

Total Panama (Cost $122,004)		136,223

PERU 2.9%

CORPORATE BONDS & NOTES 0.1%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	$3,000	3,105

SOVEREIGN ISSUES 2.8%
Peru Government International Bond
6.550% due 03/14/2037	9,340	11,946
7.350% due 07/21/2025	43,590	59,762
8.375% due 05/03/2016	975	1,216
8.750% due 11/21/2033	60,804	94,611
9.875% due 02/06/2015	10,000	12,325

		179,860

Total Peru (Cost $163,683)		182,965

PHILIPPINES 1.5%

CORPORATE BONDS & NOTES 0.2%
Power Sector Assets & Liabilities Management Corp.
7.250% due 05/27/2019	$1,885	2,328
7.390% due 12/02/2024	8,950	11,411

		13,739

SOVEREIGN ISSUES 1.3%
Philippines Government International Bond
6.375% due 01/15/2032	5,900	7,198
6.375% due 10/23/2034	5,900	7,294
6.500% due 01/20/2020	7,800	9,467
7.500% due 09/25/2024	825	1,077
7.750% due 01/14/2031	27,250	37,741
8.000% due 01/15/2016	6,000	7,245
8.375% due 06/17/2019	1,000	1,330
9.875% due 01/15/2019	6,675	9,378
10.625% due 03/16/2025	2,900	4,698

		85,428

Total Philippines (Cost $89,839)		99,167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
6.375% due 07/15/2019	$22,190	$25,907

Total Poland (Cost $22,188)		25,907

QATAR 2.0%

CORPORATE BONDS & NOTES 1.2%
Nakilat, Inc.
6.067% due 12/31/2033	$1,400	1,508
Qatari Diar Finance QSC
3.500% due 07/21/2015	7,600	7,904
5.000% due 07/21/2020	12,400	13,346
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	20,135	21,645
5.500% due 09/30/2014	5,200	5,622
5.832% due 09/30/2016	2,793	3,003
5.838% due 09/30/2027	895	971
6.332% due 09/30/2027	3,250	3,655
6.750% due 09/30/2019	16,300	19,275

		76,929

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015	850	897
5.250% due 01/20/2020	30,600	33,889
6.400% due 01/20/2040	1,000	1,173
6.550% due 04/09/2019	8,000	9,560
9.750% due 06/15/2030	2,300	3,605

		49,124

Total Qatar (Cost $122,137)		126,053

RUSSIA 9.1%

CORPORATE BONDS & NOTES 0.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$31,075	38,339
ALROSA Finance S.A.
7.750% due 11/03/2020	10,800	11,583
SCF Capital Ltd.
5.375% due 10/27/2017	5,000	4,800
VimpelCom Holdings BV
4.471% due 06/29/2014	4,600	4,479

		59,201

SOVEREIGN ISSUES 8.2%
Russia Government International Bond
3.250% due 04/04/2017 (a)	8,600	8,620
3.625% due 04/29/2015	4,400	4,587
4.500% due 04/04/2022 (a)	38,000	38,028
5.000% due 04/29/2020	600	643
5.625% due 04/04/2042 (a)	31,200	31,106
7.500% due 03/31/2030	324,467	389,766
12.750% due 06/24/2028	13,275	23,978
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	12,000	12,452
6.800% due 11/22/2025	10,200	10,697

		519,877

Total Russia (Cost $545,339)		579,078

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	53

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		$5,700	$6,003
Singapore Telecommunications Ltd.
7.375% due 12/01/2031		400	552
STATS ChipPAC Ltd.
7.500% due 08/12/2015		800	862
Temasek Financial Ltd.
5.375% due 11/23/2039		992	1,202

Total Singapore (Cost $8,660)			8,619

SOUTH AFRICA 1.8%

CORPORATE BONDS & NOTES 0.1%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$6,200	6,390
6.500% due 04/15/2040		1,300	1,235

			7,625

SOVEREIGN ISSUES 1.7%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	12,160	16,919
5.875% due 05/30/2022		$1,690	1,935
6.500% due 06/02/2014		7,530	8,377
6.750% due 03/31/2021	ZAR	100,000	12,121
6.875% due 05/27/2019		$18,200	21,999
7.250% due 01/15/2020	ZAR	75,300	9,525
7.375% due 04/25/2012		$2,000	2,010
8.000% due 12/21/2018	ZAR	247,100	32,771
8.250% due 09/15/2017		19,700	2,678

			108,335

Total South Africa (Cost $113,972)			115,960

SOUTH KOREA 2.6%

CORPORATE BONDS & NOTES 1.9%
Export-Import Bank of Korea
2.274% due 03/21/2015		$23,600	23,582
5.000% due 04/11/2022		12,750	13,510
5.125% due 06/29/2020		1,150	1,238
5.500% due 10/17/2012		6,280	6,425
5.875% due 01/14/2015		3,900	4,267
8.125% due 01/21/2014		5,650	6,252
Hana Bank
6.500% due 04/09/2012		20,450	20,482
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		10,200	10,678
6.000% due 05/05/2015		800	877
Industrial Bank of Korea
3.750% due 09/29/2016		585	599
Kookmin Bank
5.875% due 06/11/2012		4,485	4,523
Korea Electric Power Corp.
3.000% due 10/05/2015		6,800	6,912
Korea Exchange Bank
4.875% due 01/14/2016		3,500	3,684
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		8,400	8,571
6.250% due 06/17/2014		1,800	1,953
KT Corp.
5.125% due 04/11/2012		500	501
LG Electronics, Inc.
1.153% due 05/15/2012		500	499
Shinhan Bank
4.375% due 09/15/2015		1,800	1,891
6.000% due 06/29/2012		3,000	3,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Woori Bank Co. Ltd.
7.000% due 02/02/2015		$1,000	$1,122

			120,596

SOVEREIGN ISSUES 0.7%
Korea Development Bank
0.773% due 11/22/2012		8,200	8,162
5.300% due 01/17/2013		2,200	2,270
8.000% due 01/23/2014		17,300	19,112
Korea Housing Finance Corp.
4.125% due 12/15/2015		12,550	13,268
Republic of Korea
7.125% due 04/16/2019		500	621

			43,433

Total South Korea (Cost $161,105)			164,029

SRI LANKA 0.3%

SOVEREIGN ISSUES 0.3%
Sri Lanka Government International Bond
6.250% due 10/04/2020		$7,600	7,600
6.250% due 07/27/2021		9,523	9,525
7.400% due 01/22/2015		3,350	3,560

Total Sri Lanka (Cost $20,661)			20,685

SUPRANATIONAL 0.0%

CORPORATE BONDS & NOTES 0.0%
Corp. Andina de Fomento
8.125% due 06/04/2019		$400	498

Total Supranational (Cost $486)			498

TRINIDAD AND TOBAGO 0.3%

CORPORATE BONDS & NOTES 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$11,629	12,152
9.750% due 08/14/2019		7,280	9,049

Total Trinidad and Tobago (Cost $19,572)			21,201

TUNISIA 0.2%

SOVEREIGN ISSUES 0.2%
Banque Centrale de Tunisie S.A.
4.500% due 06/22/2020	EUR	7,100	8,877
8.250% due 09/19/2027		$1,680	2,033

Total Tunisia (Cost $10,114)			10,910

TURKEY 3.4%

CORPORATE BONDS & NOTES 0.2%
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		$16,400	15,375

SOVEREIGN ISSUES 3.2%
Turkey Government International Bond
5.625% due 03/30/2021		6,800	7,130
6.000% due 01/14/2041		2,500	2,475
6.750% due 04/03/2018		4,743	5,342
6.750% due 05/30/2040		44,100	48,289
6.875% due 03/17/2036		4,300	4,795
7.000% due 09/26/2016		5,200	5,876
7.000% due 03/11/2019		5,275	6,053
7.000% due 06/05/2020		33,000	37,785
7.250% due 03/15/2015		15,185	16,931

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 03/05/2038		$1,000	$1,168
7.375% due 02/05/2025		5,443	6,409
7.500% due 07/14/2017		8,200	9,491
7.500% due 11/07/2019		44,467	52,360

			204,104

Total Turkey (Cost $213,465)			219,479

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$15,594	16,939
DP World Ltd.
6.850% due 07/02/2037		8,000	7,760

Total United Arab Emirates (Cost $23,323)			24,699

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
Barclays Bank PLC
10.179% due 06/12/2021		$2,040	2,420
HBOS PLC
6.750% due 05/21/2018		7,500	7,046

Total United Kingdom (Cost $9,523)			9,466

UNITED STATES 2.4%

ASSET-BACKED SECURITIES 0.0%
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036		$482	343
6.172% due 06/25/2036		710	447
Morgan Stanley Mortgage Loan Trust
0.602% due 04/25/2037		554	212
5.726% due 10/25/2036		429	233
6.000% due 07/25/2047		251	178

			1,413

BANK LOAN OBLIGATIONS 0.2%
Petroleum Export III Ltd.
3.974% due 04/08/2013		5,865	5,809
Republic of Indonesia
1.313% due 12/14/2019		3,766	3,578

			9,387

CORPORATE BONDS & NOTES 1.3%
American International Group, Inc.
0.306% due 04/03/2012	JPY	1,340,000	16,189
5.000% due 06/26/2017	EUR	700	949
5.850% due 01/16/2018		$900	981
6.250% due 05/01/2036		3,200	3,467
6.765% due 11/15/2017	GBP	955	1,672
8.175% due 05/15/2068		$15,400	16,378
8.250% due 08/15/2018		1,700	2,045
8.625% due 05/22/2068	GBP	200	319
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		$2,150	1,645
Citigroup Capital
8.300% due 12/21/2077		8,960	9,068
Gerdau Holdings, Inc.
7.000% due 01/20/2020		26,650	30,839
Pemex Project Funding Master Trust
6.625% due 06/15/2035		300	345

			83,897

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.5%
Adjustable Rate Mortgage Trust
5.174% due 11/25/2035	$529	$380
Banc of America Funding Corp.
5.244% due 11/20/2035	476	360
5.888% due 04/25/2037	596	509
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	7,564	7,078
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.492% due 02/10/2051	2,220	2,517
Bear Stearns Adjustable Rate Mortgage Trust
2.715% due 01/25/2035	63	51
5.492% due 02/25/2036	344	212
Chase Mortgage Finance Corp.
2.844% due 03/25/2037	461	364
Citigroup Mortgage Loan Trust, Inc.
2.100% due 09/25/2035	1,192	1,157
2.605% due 07/25/2046^	372	228
2.896% due 03/25/2034	92	83
Countrywide Alternative Loan Trust
0.412% due 01/25/2037	485	276
5.750% due 03/25/2037	468	325
6.250% due 11/25/2036^	325	256
Countrywide Home Loan Mortgage Pass-Through Trust
2.837% due 03/25/2037^	313	149
2.997% due 02/25/2047	367	196
5.319% due 04/20/2036	320	224
5.576% due 09/25/2047	211	140
Credit Suisse First Boston Mortgage Securities Corp.
2.389% due 06/25/2033	996	942
Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037	441	259
Deutsche ALT-A Securities, Inc.
4.975% due 10/25/2035	335	247
5.000% due 10/25/2018	287	295
5.500% due 12/25/2035^	649	470
5.869% due 10/25/2036^	397	227
5.886% due 10/25/2036^	397	227
6.300% due 07/25/2036^	552	281
Harborview Mortgage Loan Trust
5.242% due 08/19/2036^	184	131
Homebanc Mortgage Trust
5.563% due 04/25/2037	600	307
Indymac Index Mortgage Loan Trust
0.542% due 06/25/2037^	283	97
5.000% due 06/25/2036	484	390
5.063% due 10/25/2035	387	298
Indymac Mortgage Loan Trust
5.519% due 08/25/2036	588	576
JPMorgan Mortgage Trust
4.865% due 04/25/2035	226	221
5.188% due 08/25/2035	600	556
5.333% due 11/25/2035	395	374
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	630	710
Luminent Mortgage Trust
0.422% due 12/25/2036	272	150
MASTR Alternative Loans Trust
0.642% due 03/25/2036	199	38
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	3,805	2,769
Merrill Lynch Mortgage-Backed Securities Trust
5.242% due 04/25/2037	429	306
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	600	659

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital
5.882% due 06/11/2049		$400	$453
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036		121	100
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047		398	350
Residential Accredit Loans, Inc.
6.000% due 06/25/2036		96	63
Residential Asset Securitization Trust
0.642% due 01/25/2046^		499	210
Sequoia Mortgage Trust
2.501% due 01/20/2047		203	149
Structured Adjustable Rate Mortgage Loan Trust
4.820% due 09/25/2036		600	326
5.117% due 05/25/2036		1,200	921
5.199% due 11/25/2035		362	242
6.000% due 10/25/2037^		295	131
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036		568	106
WaMu Mortgage Pass-Through Certificates
2.196% due 01/25/2037		388	266
2.371% due 12/25/2036		248	173
2.520% due 09/25/2036		429	303
2.557% due 12/25/2036		844	593
2.577% due 03/25/2034		309	305
4.480% due 04/25/2037		262	186
5.077% due 05/25/2037		624	468

			30,380

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019		100	115
Israel Government AID Bond
5.500% due 04/26/2024		100	125

			240

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bonds
4.375% due 05/15/2041 (f)(h)(i)		15,100	18,089
U.S. Treasury Notes
1.875% due 09/30/2017 (f)(i)		4,700	4,867
2.625% due 07/31/2014 (f)		885	930

			23,886

Total United States (Cost $139,541)			149,203

URUGUAY 1.4%

SOVEREIGN ISSUES 1.4%
Uruguay Government International Bond
5.000% due 09/14/2018 (d)	UYU	75,554	4,452
6.875% due 09/28/2025		$8,000	10,400
7.625% due 03/21/2036		7,100	9,922
7.875% due 01/15/2033		18,950	26,625
8.000% due 11/18/2022		29,038	40,145

Total Uruguay (Cost $80,332)			91,544

VENEZUELA 6.3%

CORPORATE BONDS & NOTES 3.0%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014		$81,810	73,424
5.000% due 10/28/2015		25,750	21,630
5.250% due 04/12/2017		46,175	35,439
5.375% due 04/12/2027		52,825	33,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/12/2037	$4,475	$2,707
8.500% due 11/02/2017	30,825	27,481

		193,697

SOVEREIGN ISSUES 3.3%
Venezuela Government International Bond
5.750% due 02/26/2016	2,600	2,321
6.000% due 12/09/2020	11,400	8,521
7.000% due 12/01/2018	5,000	4,200
7.000% due 03/31/2038	26,600	19,019
7.650% due 04/21/2025	22,340	16,978
7.750% due 10/13/2019	57,765	48,811
8.250% due 10/13/2024	61,200	49,113
8.500% due 10/08/2014	215	217
9.000% due 05/07/2023	31,465	26,981
9.250% due 05/07/2028	25,960	21,677
9.375% due 01/13/2034	7,565	6,336
12.750% due 08/23/2022	4,085	4,310

		208,484

Total Venezuela (Cost $350,732)		402,181

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%
Vietnam Government International Bond
4.000% due 03/12/2028	$5,000	4,045

Total Vietnam (Cost $4,363)		4,045

VIRGIN ISLANDS (BRITISH) 2.5%

CORPORATE BONDS & NOTES 2.5%
Gerdau Trade, Inc.
5.750% due 01/30/2021	$9,500	10,111
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	14,800	14,206
GTL Trade Finance, Inc.
7.250% due 10/20/2017	6,300	7,289
TNK-BP Finance S.A.
6.250% due 02/02/2015	3,850	4,158
6.625% due 03/20/2017	38,000	42,085
7.250% due 02/02/2020	4,800	5,580
7.500% due 03/13/2013	16,675	17,571
7.500% due 07/18/2016	20,335	23,030
7.875% due 03/13/2018	28,000	32,760

Total Virgin Islands (British) (Cost $148,637)		156,790

SHORT-TERM INSTRUMENTS 13.2%

CERTIFICATES OF DEPOSIT 0.8%
Banco do Brasil S.A.
0.000% due 03/26/2013	$25,000	24,742
Itau Unibanco Holding S.A.
0.000% due 03/26/2013	25,000	24,405

		49,147

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.050% due 04/02/2012	7,200	7,200
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $7,352. Repurchase proceeds are $7,200.)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	55

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/02/2012	$15,816	$15,816
(Dated 03/30/2012. Collateralized by Fannie Mae 1.750% due 02/22/2013 valued at $16,134. Repurchase proceeds are $15,816.)

		23,016

U.S. TREASURY BILLS 0.0%
0.082% due 04/05/2012 - 02/07/2013 (c)(f)(h)	1,132	1,132

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (e) 12.0%
PIMCO Short-Term Floating NAV Portfolio	76,247,721	764,078

Total Short-Term Instruments (Cost $836,913)		837,373

MARKET VALUE (000S)
PURCHASED OPTIONS (k) 0.0%
(Cost $254)	$195

Total Investments 101.0% (Cost $6,047,900)	$6,429,564

Written Options (l) (0.0%) (Premiums $383)	(100)

Other Assets and Liabilities (Net) (1.0%)	(62,317)

Net Assets 100.0%	$6,367,147

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $13,770 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $8,434 at a weighted average interest rate of (0.211%). On March 31, 2012, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $4,441 and cash of $8 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2013	742	$2,021
90-Day Eurodollar March Futures	Long	03/2013	139	276
90-Day Eurodollar March Futures	Long	03/2014	139	521
U.S. Treasury 5-Year Note June Futures	Short	06/2012	226	139
U.S. Treasury 10-Year Note June Futures	Long	06/2012	3,197	(5,171)

				$(2,214)

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $4,626 and cash of $9 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	06/20/2017	$	133,800	$825	$(945)
Receive	3-Month USD-LIBOR	2.000%	06/20/2019		18,100	(151)	174
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		121,200	1,306	1,918

						$1,980	$1,147

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BOA	1.000%	06/20/2021	1.519%	$	300	$(13)	$(13)	$0
Brazil Government International Bond	BOA	1.000%	09/20/2021	1.531%		28,000	(1,215)	(1,487)	272

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.427%	$	9,100	$41	$11	$30
Brazil Government International Bond	BRC	1.000%	09/20/2021	1.531%		28,000	(1,216)	(1,069)	(147)
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.427%		1,100	5	2	3
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.000%		2,800	1	(14)	15
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.615%		31,200	188	200	(12)
Brazil Government International Bond	GST	1.000%	12/20/2012	0.427%		3,900	18	6	12
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.032%		17,900	(17)	(144)	127
Brazil Government International Bond	HUS	1.000%	03/20/2021	1.506%		18,100	(717)	(846)	129
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		300	1	(4)	5
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.429%		1,300	(39)	(49)	10
Brazil Government International Bond	JPM	1.000%	09/20/2021	1.531%		7,500	(326)	(335)	9
Brazil Government International Bond	UAG	1.030%	07/20/2017	1.225%		3,875	(30)	0	(30)
China Government International Bond	BRC	1.000%	09/20/2012	0.278%		4,400	17	27	(10)
China Government International Bond	BRC	1.000%	12/20/2012	0.278%		1,400	8	(4)	12
China Government International Bond	CBK	1.000%	12/20/2016	1.035%		3,000	(3)	(143)	140
China Government International Bond	DUB	1.000%	12/20/2016	1.035%		2,500	(3)	(111)	108
China Government International Bond	FBF	1.000%	12/20/2016	1.035%		2,900	(4)	(143)	139
China Government International Bond	JPM	1.000%	09/20/2012	0.278%		2,400	9	15	(6)
China Government International Bond	JPM	1.000%	12/20/2016	1.035%		12,400	(15)	(602)	587
China Government International Bond	MYC	1.000%	12/20/2016	1.035%		19,100	(24)	(891)	867
China Government International Bond	RYL	1.000%	06/20/2016	0.911%		6,700	27	72	(45)
Colombia Government International Bond	DUB	1.000%	09/20/2016	0.964%		10,000	20	(34)	54
Colombia Government International Bond	FBF	1.000%	09/20/2015	0.793%		6,500	48	(147)	195
Colombia Government International Bond	JPM	1.000%	09/20/2012	0.293%		2,300	9	9	0
Colombia Government International Bond	JPM	1.000%	09/20/2015	0.793%		27,600	205	(679)	884
Colombia Government International Bond	JPM	1.000%	09/20/2016	0.964%		5,000	10	(17)	27
Colombia Government International Bond	UAG	1.000%	09/20/2015	0.793%		8,000	60	(181)	241
Egypt Government International Bond	DUB	1.000%	06/20/2016	5.384%		1,000	(162)	(92)	(70)
Egypt Government International Bond	FBF	1.000%	06/20/2016	5.384%		10,000	(1,611)	(1,044)	(567)
Egypt Government International Bond	HUS	1.000%	06/20/2016	5.384%		2,100	(339)	(213)	(126)
Egypt Government International Bond	JPM	1.000%	03/20/2016	5.319%		400	(60)	(49)	(11)
Egypt Government International Bond	MYC	1.000%	06/20/2016	5.384%		3,000	(484)	(300)	(184)
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2014	0.799%		600	4	(15)	19
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	1.003%		700	0	(5)	5
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2014	0.799%		800	5	(20)	25
Emirate of Abu Dhabi Government International Bond	GST	1.000%	12/20/2014	0.799%		800	5	(26)	31
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.003%		1,200	1	(9)	10
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	03/20/2016	1.003%		5,200	1	(3)	4
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.799%		300	2	(10)	12
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	1.003%		500	1	0	1
Export-Import Bank of China	BOA	1.000%	06/20/2016	1.350%		5,000	(69)	(93)	24
Export-Import Bank of China	BOA	1.000%	09/20/2016	1.430%		3,800	(69)	(108)	39
Export-Import Bank of China	FBF	1.000%	12/20/2012	0.297%		700	4	(10)	14
Export-Import Bank of China	FBF	1.000%	12/20/2016	1.500%		2,300	(51)	(223)	172
Export-Import Bank of China	MYC	1.000%	09/20/2016	1.430%		4,000	(73)	(110)	37
Export-Import Bank of China	UAG	1.000%	06/20/2016	1.350%		2,200	(31)	(43)	12
Gazprom OAO Via Gazprom International S.A.	BRC	1.000%	12/20/2012	0.584%		2,300	8	(48)	56
Gazprom OAO Via Gazprom International S.A.	DUB	1.000%	12/20/2012	0.584%		4,700	16	(92)	108
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	0.584%		500	2	(10)	12
Gazprom OAO Via Gazprom International S.A.	UAG	1.000%	12/20/2012	0.584%		6,000	21	(121)	142
Indonesia Government International Bond	BOA	1.000%	03/20/2016	1.286%		24,000	(255)	(497)	242
Indonesia Government International Bond	BPS	1.000%	03/20/2016	1.286%		13,700	(146)	(336)	190
Indonesia Government International Bond	BRC	1.000%	03/20/2016	1.286%		28,200	(300)	(638)	338
Indonesia Government International Bond	CBK	1.000%	03/20/2016	1.286%		40,100	(427)	(929)	502
Indonesia Government International Bond	CBK	2.290%	12/20/2016	1.524%		1,300	46	0	46
Indonesia Government International Bond	FBF	1.000%	06/20/2021	2.138%		4,000	(348)	(257)	(91)
Indonesia Government International Bond	GST	1.000%	09/20/2021	2.152%		5,000	(449)	(489)	40
Indonesia Government International Bond	JPM	1.000%	03/20/2015	0.994%		10,400	5	(434)	439
Indonesia Government International Bond	JPM	1.000%	03/20/2016	1.286%		24,000	(256)	(555)	299
Indonesia Government International Bond	MYC	1.000%	03/20/2016	1.286%		29,000	(308)	(676)	368
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%		1,300	(113)	(86)	(27)
Kazakhstan Government International Bond	JPM	1.000%	03/20/2016	1.797%		10,000	(301)	(289)	(12)
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.872%		13,000	62	(226)	288
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.782%		3,400	23	(52)	75
Mexico Government International Bond	BRC	1.000%	09/20/2021	1.503%		10,748	(443)	(635)	192
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.297%		300	2	1	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	57

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	CBK	1.000%	03/20/2021	1.476%	$	1,100	$(41)	$(50)	$9
Mexico Government International Bond	DUB	1.000%	09/20/2021	1.503%		4,000	(165)	(157)	(8)
Mexico Government International Bond	FBF	1.000%	09/20/2015	0.872%		14,000	66	(271)	337
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.476%		8,000	(299)	(368)	69
Mexico Government International Bond	JPM	1.000%	09/20/2012	0.297%		2,400	9	9	0
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.297%		16,600	92	41	51
Mexico Government International Bond	MYC	1.000%	03/20/2015	0.782%		1,700	12	(25)	37
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.872%		10,000	48	(193)	241
Mexico Government International Bond	UAG	1.000%	03/20/2015	0.782%		25,000	170	(298)	468
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.872%		1,000	4	(15)	19
Panama Government International Bond	JPM	1.000%	09/20/2012	0.338%		2,300	8	7	1
Penerbangan Malaysia Bhd.	JPM	1.000%	09/20/2012	0.247%		2,500	10	14	(4)
Penerbangan Malaysia Bhd.	MYC	1.000%	09/20/2012	0.247%		4,700	19	29	(10)
Peru Government International Bond	BRC	1.000%	09/20/2015	0.937%		5,000	12	(56)	68
Peru Government International Bond	HUS	1.000%	06/20/2016	1.038%		5,700	(6)	(151)	145
Peru Government International Bond	MYC	1.960%	10/20/2016	1.111%		3,000	139	0	139
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.549%		3,400	9	(31)	40
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.191%		17,500	(107)	(605)	498
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.191%		3,000	(19)	(86)	67
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.549%		4,100	10	(26)	36
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.191%		400	(3)	(14)	11
Philippines Government International Bond	BOA	1.000%	03/20/2015	0.841%		7,000	36	(201)	237
Philippines Government International Bond	BOA	1.000%	03/20/2016	1.094%		13,000	(43)	(219)	176
Philippines Government International Bond	BOA	1.000%	09/20/2021	1.881%		10,000	(710)	(662)	(48)
Philippines Government International Bond	BPS	1.000%	09/20/2015	0.965%		10,500	16	(224)	240
Philippines Government International Bond	BPS	1.000%	03/20/2016	1.094%		10,000	(33)	(164)	131
Philippines Government International Bond	BRC	1.000%	03/20/2015	0.841%		20,000	101	(576)	677
Philippines Government International Bond	BRC	1.000%	03/20/2016	1.094%		10,000	(33)	(159)	126
Philippines Government International Bond	CBK	2.730%	03/20/2018	1.577%		9,800	642	0	642
Philippines Government International Bond	DUB	1.000%	03/20/2015	0.841%		10,000	51	(301)	352
Philippines Government International Bond	DUB	1.000%	09/20/2015	0.965%		17,000	26	(417)	443
Philippines Government International Bond	DUB	1.000%	03/20/2016	1.094%		5,000	(17)	(63)	46
Philippines Government International Bond	FBF	1.000%	09/20/2021	1.881%		5,000	(355)	(324)	(31)
Philippines Government International Bond	GST	1.000%	09/20/2015	0.965%		15,000	24	(382)	406
Philippines Government International Bond	HUS	1.000%	09/20/2015	0.965%		7,800	12	(168)	180
Philippines Government International Bond	HUS	1.000%	12/20/2015	1.034%		1,100	(1)	(21)	20
Philippines Government International Bond	JPM	1.000%	03/20/2015	0.841%		20,000	101	(612)	713
Philippines Government International Bond	JPM	1.000%	09/20/2015	0.965%		15,000	24	(375)	399
Philippines Government International Bond	JPM	1.000%	03/20/2016	1.094%		10,000	(33)	(159)	126
Philippines Government International Bond	JPM	1.000%	09/20/2021	1.881%		15,000	(1,065)	(971)	(94)
Philippines Government International Bond	MYC	2.440%	09/20/2017	1.492%		6,200	311	0	311
Philippines Government International Bond	UAG	1.000%	03/20/2015	0.841%		28,000	142	(859)	1,001
Qatar Government International Bond	BOA	1.000%	03/20/2016	0.994%		5,500	3	0	3
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.994%		300	0	(3)	3
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.994%		300	0	(2)	2
Qatar Government International Bond	UAG	1.000%	12/20/2014	0.796%		2,000	12	(28)	40
Republic of Korea	DUB	1.000%	12/20/2012	0.320%		16,900	90	(88)	178
Republic of Korea	FBF	1.000%	12/20/2012	0.320%		700	4	(3)	7
Republic of Korea	JPM	1.000%	12/20/2012	0.320%		4,400	24	(27)	51
Republic of Korea	RYL	1.000%	12/20/2015	0.908%		1,000	3	1	2
Russia Government International Bond	CBK	1.000%	12/20/2012	0.447%		300	2	(3)	5
Russia Government International Bond	DUB	1.000%	12/20/2012	0.447%		4,500	20	(62)	82
Russia Government International Bond	FBF	1.000%	12/20/2012	0.447%		1,500	6	(16)	22
Russia Government International Bond	HUS	1.000%	12/20/2012	0.447%		7,700	34	(85)	119
Russia Government International Bond	JPM	1.000%	12/20/2012	0.447%		3,900	18	(43)	61
Russia Government International Bond	MYC	1.000%	12/20/2012	0.447%		1,900	8	(20)	28
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	FBF	1.870%	10/20/2012	0.572%		6,900	110	0	110
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GST	1.000%	09/20/2012	0.569%		30,000	73	(269)	342
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MYC	2.000%	10/20/2012	0.572%		13,000	224	0	224
South Africa Government International Bond	DUB	1.000%	06/20/2016	1.396%		400	(6)	(4)	(2)
Turkey Government International Bond	CBK	1.000%	12/20/2020	2.576%		25,000	(2,868)	(936)	(1,932)
Turkey Government International Bond	DUB	1.000%	06/20/2021	2.600%		1,200	(146)	(114)	(32)
Turkey Government International Bond	FBF	1.000%	12/20/2020	2.576%		25,000	(2,868)	(915)	(1,953)
Turkey Government International Bond	UAG	1.000%	03/20/2015	1.802%		18,500	(423)	(623)	200
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	7.710%		3,200	(276)	(129)	(147)

							$(15,834)	$(27,785)	$11,951

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015	$	4,600	$432	$474	$(42)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		14,000	1,315	1,442	(127)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		17,300	1,625	2,180	(555)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,200	123	157	(34)
CDX.EM-15 5-Year Index	CBK	5.000%	06/20/2016		35,400	3,917	2,867	1,050
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		30,000	3,320	2,760	560
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		5,600	619	515	104
CDX.EM-16 5-Year Index	BRC	5.000%	12/20/2016		41,800	4,854	2,853	2,001
CDX.EM-16 5-Year Index	CBK	5.000%	12/20/2016		13,900	1,614	1,119	495
CDX.EM-16 5-Year Index	DUB	5.000%	12/20/2016		30,000	3,484	1,740	1,744
CDX.EM-17 5-Year Index	BPS	5.000%	06/20/2017		17,700	2,172	2,292	(120)
CDX.EM-17 5-Year Index	BRC	5.000%	06/20/2017		5,100	626	665	(39)

						$24,101	$19,064	$5,037

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS	BRL	162,800	$1,756	$137	$1,619
Pay	1-Year BRL-CDI	11.830%	01/02/2013	UAG		59,000	733	167	566
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		127,000	2,629	(48)	2,677
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		12,400	262	0	262
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		250,000	5,922	(78)	6,000
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		698,700	16,453	(559)	17,012
Pay	28-Day MXN-TIIE	7.330%	01/28/2015	HUS	MXN	65,400	298	(5)	303
Pay	28-Day MXN-TIIE	7.340%	01/28/2015	BRC		157,200	722	0	722
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		539,000	72	593	(521)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		409,185	55	41	14
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	DUB		8,700	62	6	56
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		224,150	184	145	39

							$29,148	$399	$28,749

(k)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	800	$49	$33
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		500	27	20
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		800	39	32
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		2,700	139	110

								$254	$195

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	59

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

(l)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.000%	09/24/2012	$	4,000	$56	$(15)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		3,300	35	(12)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		7,200	84	(27)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		6,200	68	(23)
Put - OTC 5-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		2,000	22	(7)

								$265	$(84)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	09/29/2020	$	9,100	$118	$(16)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	325	$9,100	$383
Sales	1,886	968,100	4,632
Closing Buys	(1,344)	(678,100)	(3,151)
Expirations	0	0	0
Exercised	(867)	(267,300)	(1,481)

Balance at 03/31/2012	0	$31,800	$383

(m)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	80,576	04/2012	BRC	$2,221	$0	$2,221
Buy		80,576	04/2012	MSC	0	(2,570)	(2,570)
Sell		80,576	06/2012	MSC	2,542	0	2,542
Buy	CNY	19,500	06/2012	DUB	0	(16)	(16)
Sell		31,401	06/2012	DUB	0	(90)	(90)
Sell		74,420	06/2012	UAG	0	(43)	(43)
Buy		76,630	10/2012	CBK	64	0	64
Buy		37,798	02/2013	CBK	21	0	21
Buy		60,000	02/2013	HUS	26	0	26
Buy		225,975	02/2013	JPM	5	(312)	(307)
Sell		82,052	02/2013	JPM	0	(286)	(286)
Buy		47,000	08/2013	DUB	0	(92)	(92)
Buy		33,000	08/2013	RYL	0	(43)	(43)
Buy		36,000	08/2013	UAG	0	(59)	(59)
Sell	COP	32,025,818	07/2012	UAG	0	(1,002)	(1,002)
Sell	EUR	13,294	04/2012	BRC	23	(587)	(564)
Buy		83,894	04/2012	CBK	856	0	856
Sell		8,349	04/2012	CBK	0	(452)	(452)
Sell		2,507	04/2012	DUB	0	(5)	(5)
Sell		83,894	04/2012	HUS	0	(743)	(743)
Buy		4,573	04/2012	RBC	290	0	290
Sell		55,481	04/2012	UAG	0	(2,994)	(2,994)
Sell		83,894	05/2012	CBK	0	(852)	(852)
Sell		838	06/2012	BRC	0	(17)	(17)
Buy		176	06/2012	MSC	3	0	3
Buy	GBP	59	04/2012	BSN	2	0	2
Buy		1,864	04/2012	DUB	29	0	29
Sell		1,923	04/2012	GST	0	(62)	(62)
Sell		1,864	05/2012	DUB	0	(29)	(29)
Sell	HUF	2,753,754	05/2012	HUS	0	(1,379)	(1,379)
Buy	INR	282,370	07/2012	BPS	0	(62)	(62)
Buy		716,240	07/2012	DUB	0	(205)	(205)
Buy		843,264	07/2012	JPM	0	(179)	(179)

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	INR	289,911	07/2012	MSC	$0	$(75)	$(75)
Buy		1,650,911	07/2012	UAG	0	(2,083)	(2,083)
Sell	JPY	1,277,385	06/2012	BRC	104	0	104
Buy		1,341,024	06/2012	CBK	0	(6)	(6)
Buy	KRW	37,981,973	07/2012	CBK	0	(288)	(288)
Buy		19,035,576	07/2012	DUB	138	0	138
Sell		19,035,576	07/2012	DUB	0	(98)	(98)
Buy		13,171,414	07/2012	FBF	0	(104)	(104)
Buy	MXN	1,365	06/2012	HUS	0	0	0
Sell		268,734	06/2012	HUS	0	(79)	(79)
Buy		91	06/2012	JPM	0	0	0
Buy		643	06/2012	UAG	0	0	0
Sell	MYR	26,676	04/2012	DUB	0	(333)	(333)
Sell		25,800	04/2012	JPM	0	(366)	(366)
Buy		52,618	04/2012	UAG	0	(161)	(161)
Sell	PHP	8,413	06/2012	CBK	0	(1)	(1)
Buy	PLN	91,717	05/2012	JPM	1,397	0	1,397
Buy	SGD	18,423	05/2012	BRC	20	0	20
Buy		8,313	05/2012	CBK	0	(6)	(6)
Sell		74	05/2012	DUB	0	0	0
Buy		9,583	05/2012	HUS	1	(1)	0
Buy		4,043	05/2012	JPM	0	(1)	(1)
Buy		10,846	05/2012	MSC	0	(5)	(5)
Buy		4,105	05/2012	UAG	0	(4)	(4)
Buy	TRY	9,277	04/2012	JPM	358	0	358
Buy	ZAR	12,500	04/2012	RBC	26	0	26
Buy		900	04/2012	UAG	1	0	1
Sell		451,969	07/2012	DUB	0	(4,225)	(4,225)

					$8,127	$(19,915)	$(11,788)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Austria
Corporate Bonds & Notes	$0	$17,820	$0	$17,820
Bahrain
Sovereign Issues	0	5,373	0	5,373
Barbados
Corporate Bonds & Notes	0	17,912	0	17,912
Bermuda
Corporate Bonds & Notes	0	31,482	0	31,482
Brazil
Corporate Bonds & Notes	0	402,111	0	402,111
Sovereign Issues	0	176,391	0	176,391
Canada
Corporate Bonds & Notes	0	15,351	0	15,351
Cayman Islands
Corporate Bonds & Notes	0	153,184	7,944	161,128
Chile
Corporate Bonds & Notes	0	68,756	0	68,756
Sovereign Issues	0	104	0	104
Colombia
Corporate Bonds & Notes	0	48,830	0	48,830
Sovereign Issues	0	179,100	0	179,100
Czech Republic
Corporate Bonds & Notes	0	2,531	0	2,531
Egypt
Bank Loan Obligations	0	2,395	0	2,395
Gabon
Sovereign Issues	0	4,152	0	4,152
Germany
Corporate Bonds & Notes	0	2,136	0	2,136

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Guatemala
Sovereign Issues	$0	$2,170	$0	$2,170
Hong Kong
Corporate Bonds & Notes	0	905	0	905
India
Corporate Bonds & Notes	0	52,048	0	52,048
Indonesia
Corporate Bonds & Notes	0	83,557	0	83,557
Sovereign Issues	0	306,214	0	306,214
Ireland
Corporate Bonds & Notes	0	94,794	0	94,794
Sovereign Issues	0	26,171	0	26,171
Israel
Corporate Bonds & Notes	0	5,824	0	5,824
Kazakhstan
Corporate Bonds & Notes	0	177,061	0	177,061
Luxembourg
Corporate Bonds & Notes	0	340,585	0	340,585
Malaysia
Corporate Bonds & Notes	0	35,062	0	35,062
Mexico
Common Stocks	0	0	0	0
Corporate Bonds & Notes	0	509,690	0	509,690
Sovereign Issues	0	209,336	0	209,336
Netherlands
Corporate Bonds & Notes	0	64,305	0	64,305
Panama
Corporate Bonds & Notes	0	20,308	0	20,308
Sovereign Issues	0	115,915	0	115,915

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	61

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Peru
Corporate Bonds & Notes	$0	$3,105	$0	$3,105
Sovereign Issues	0	179,860	0	179,860
Philippines
Corporate Bonds & Notes	0	13,739	0	13,739
Sovereign Issues	0	85,428	0	85,428
Poland
Sovereign Issues	0	25,907	0	25,907
Qatar
Corporate Bonds & Notes	0	76,929	0	76,929
Sovereign Issues	0	49,124	0	49,124
Russia
Corporate Bonds & Notes	0	59,201	0	59,201
Sovereign Issues	0	519,877	0	519,877
Singapore
Corporate Bonds & Notes	0	8,619	0	8,619
South Africa
Corporate Bonds & Notes	0	7,625	0	7,625
Sovereign Issues	0	108,335	0	108,335
South Korea
Corporate Bonds & Notes	0	97,014	23,582	120,596
Sovereign Issues	0	43,433	0	43,433
Sri Lanka
Sovereign Issues	0	20,685	0	20,685
Supranational
Corporate Bonds & Notes	0	498	0	498
Trinidad and Tobago
Corporate Bonds & Notes	0	21,201	0	21,201
Tunisia
Sovereign Issues	0	10,910	0	10,910
Turkey
Corporate Bonds & Notes	0	15,375	0	15,375
Sovereign Issues	0	204,104	0	204,104
United Arab Emirates
Corporate Bonds & Notes	0	24,699	0	24,699
United Kingdom
Corporate Bonds & Notes	0	9,466	0	9,466
United States
Asset-Backed Securities	0	1,413	0	1,413

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Bank Loan Obligations	$0	$9,387	$0	$9,387
Corporate Bonds & Notes	0	83,897	0	83,897
Mortgage-Backed Securities	0	30,380	0	30,380
U.S. Government Agencies	0	240	0	240
U.S. Treasury Obligations	0	23,886	0	23,886
Uruguay
Sovereign Issues	0	91,544	0	91,544
Venezuela
Corporate Bonds & Notes	0	193,697	0	193,697
Sovereign Issues	0	208,484	0	208,484
Vietnam
Sovereign Issues	0	4,045	0	4,045
Virgin Islands (British)
Corporate Bonds & Notes	0	156,790	0	156,790
Short-Term Instruments
Certificates of Deposit	0	49,147	0	49,147
Repurchase Agreements	0	23,016	0	23,016
U.S. Treasury Bills	0	1,132	0	1,132
PIMCO Short-Term Floating NAV Portfolios	764,078	0	0	764,078
Purchased Options
Interest Rate Contracts	0	195	0	195
	$764,078	$5,633,960	$31,526	$6,429,564

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	23,504	0	23,504
Foreign Exchange Contracts	0	8,127	0	8,127
Interest Rate Contracts	2,957	31,362	0	34,319
	$2,957	$62,993	$0	$65,950

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6,369)	(147)	(6,516)
Foreign Exchange Contracts	0	(19,915)	0	(19,915)
Interest Rate Contracts	(5,171)	(1,550)	(16)	(6,737)
	$(5,171)	$(27,834)	$(163)	$(33,168)

Totals	$761,864	$5,669,119	$31,363	$6,462,346

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$11,599	$0	$(1,510)	$417	$297	$(213)	$0	$(2,646)	$7,944	$(182)
Mexico
Bank Loan Obligations	11,508	0	(11,600)	0	0	92	0	0	0	0
Common Stocks	0	502	0	0	0	(502)	0	0	0	(502)
South Korea
Corporate Bonds & Notes	0	23,600	0	0	0	(18)	0	0	23,582	(18)

	$23,107	$24,102	$(13,110)	$417	$297	$(641)	$0	$(2,646)	$31,526	$(702)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$13	$0	$0	$0	$0	$(160)	$0	$0	$(147)	$(160)
Interest Rate Contracts	(56)	0	0	0	0	40	0	0	(16)	40

	$(43)	$0	$0	$0	$0	$(120)	$0	$0	$(163)	$(120)

Totals	$23,064	$24,102	$(13,110)	$417	$297	$(761)	$0	$(2,646)	$31,363	$(822)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$195	$195
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	641	641
Unrealized appreciation on foreign currency contracts	0	0	0	8,127	0	8,127
Unrealized appreciation on OTC swap agreements	0	23,504	0	0	29,270	52,774

	$0	$23,504	$0	$8,127	$30,106	$61,737

Liabilities:
Written options outstanding	$0	$0	$0	$0	$100	$100
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,416	1,416
Unrealized depreciation on foreign currency contracts	0	0	0	19,915	0	19,915
Unrealized depreciation on OTC swap agreements	0	6,516	0	0	521	7,037

	$0	$6,516	$0	$19,915	$2,037	$28,468

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$(339)	$988	$649
Net realized gain on futures contracts	0	0	0	0	13,075	13,075
Net realized gain on written options	0	0	0	0	3,129	3,129
Net realized gain on swaps	0	14,149	0	0	8,358	22,507
Net realized gain on foreign currency transactions	0	0	0	21,724	0	21,724

	$0	$14,149	$0	$21,385	$25,550	$61,084

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(59)	$(59)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(2,280)	(2,280)
Net change in unrealized appreciation on written options	0	0	0	0	201	201
Net change in unrealized appreciation on swaps	0	6,983	0	0	22,062	29,045
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(7,960)	0	(7,960)

	$0	$6,983	$0	$(7,960)	$19,924	$18,947

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(2,214) and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,147 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	63

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

March 31, 2012

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2,132)	$2,180	$48
BPS	4,617	(4,680)	(63)
BRC	6,215	(6,400)	(185)
BSN	2	0	2
CBK	2,234	(1,990)	244
DUB	1,605	(2,040)	(435)
FBF	(4,666)	4,541	(125)
GST	(389)	290	(99)
HUS	16,525	(16,980)	(455)
JPM	(999)	1,300	301
MSC	(105)	(240)	(345)
MYC	7,539	(8,915)	(1,376)
RBC	316	(260)	56
RYL	145	(270)	(125)
UAG	(5,185)	5,459	274

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRIA 1.1%

CORPORATE BONDS & NOTES 1.1%
OGX Austria GmbH
8.375% due 04/01/2022	$1,600	$1,620
8.500% due 06/01/2018	1,175	1,227
Sappi Papier Holding GmbH
6.625% due 04/15/2021	1,450	1,363

Total Austria (Cost $4,168)		4,210

BARBADOS 0.1%

CORPORATE BONDS & NOTES 0.1%
Columbus International, Inc.
11.500% due 11/20/2014	$320	358

Total Barbados (Cost $358)		358

BERMUDA 3.2%

CORPORATE BONDS & NOTES 3.2%
China Resources Gas Group Ltd.
4.500% due 04/05/2022 (a)	$1,400	1,378
CITIC Resources Finance Ltd.
6.750% due 05/15/2014	200	206
Digicel Ltd.
8.250% due 09/01/2017	1,410	1,505
FPMH Finance Ltd.
7.375% due 07/24/2017	1,675	1,890
Noble Group Ltd.
6.625% due 08/05/2020	1,000	989
Qtel International Finance Ltd.
3.375% due 10/14/2016	100	102
4.750% due 02/16/2021	1,160	1,205
7.875% due 06/10/2019	3,950	4,869

Total Bermuda (Cost $11,797)		12,144

BRAZIL 16.9%

CORPORATE BONDS & NOTES 16.9%
Banco Bradesco S.A.
4.500% due 01/12/2017	$750	791
5.750% due 03/01/2022	2,000	2,018
Banco BTG Pactual S.A.
4.875% due 07/08/2016	200	206
Banco do Brasil S.A.
8.500% due 10/29/2049	4,575	5,296
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015	750	757
Banco Panamericano S.A.
8.500% due 04/23/2020	360	407
Banco Safra Cayman Islands Ltd.
6.750% due 01/27/2021	700	751
Banco Santander Brasil S.A.
4.250% due 01/14/2016	300	301
4.500% due 04/06/2015	2,775	2,838
Banco Votorantim S.A.
5.250% due 02/11/2016	900	937
7.375% due 01/21/2020	4,120	4,538
BR Malls International Finance Ltd.
8.500% due 01/29/2049	860	924
BR Properties S.A.
9.000% due 10/29/2049	4,400	4,647
Braskem Finance Ltd.
5.750% due 04/15/2021	1,800	1,893
7.000% due 05/07/2020	1,075	1,214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CCL Finance Ltd.
9.500% due 08/15/2014		$3,050	$3,460
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		850	935
6.875% due 07/30/2019		960	1,141
Cia de Saneamento Basico do Estado de Sao Paulo
6.250% due 12/16/2020		800	856
Cia Energetica de Sao Paulo
9.750% due 01/15/2015 (d)	BRL	2,311	1,747
CSN Islands Corp.
6.875% due 09/21/2019		$1,800	2,055
9.750% due 12/16/2013		2,500	2,806
CSN Resources S.A.
6.500% due 07/21/2020		230	259
Embraer Overseas Ltd.
6.375% due 01/15/2020		320	356
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		1,800	1,858
7.500% due 05/04/2020		1,131	1,200
Hypermarcas S.A.
6.500% due 04/20/2021		2,050	2,009
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		1,100	1,106
Marfrig Overseas Ltd.
9.500% due 05/04/2020		745	686
Minerva Overseas Ltd.
10.875% due 11/15/2019		930	990
Odebrecht Finance Ltd.
6.000% due 04/05/2023		1,150	1,201
Petrobras International Finance Co.
6.875% due 01/20/2040		2,500	2,954
7.875% due 03/15/2019		3,500	4,335
8.375% due 12/10/2018		200	254
Telemar Norte Leste S.A.
5.500% due 10/23/2020		2,024	2,091
Vale Overseas Ltd.
6.875% due 11/21/2036		980	1,139
6.875% due 11/10/2039		2,700	3,159

Total Brazil (Cost $61,781)			64,115

CANADA 0.1%

CORPORATE BONDS & NOTES 0.1%
Harvest Operations Corp.
6.875% due 10/01/2017		$500	533

Total Canada (Cost $513)			533

CAYMAN ISLANDS 10.5%

CORPORATE BONDS & NOTES 10.5%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$5,200	5,512
Agile Property Holdings Ltd.
8.875% due 04/28/2017		100	94
10.000% due 11/14/2016		675	675
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		1,055	1,082
5.750% due 01/18/2017		740	781
Country Garden Holdings Co. Ltd.
10.500% due 08/11/2015		1,175	1,179
11.125% due 02/23/2018		350	345
11.250% due 04/22/2017		550	550
DP World Sukuk Ltd.
6.250% due 07/02/2017		2,600	2,749

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGE Haina Finance Co.
9.500% due 04/26/2017		$2,850	$3,007
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		700	673
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		1,480	1,795
Interoceanica Finance Ltd.
0.000% due 11/30/2018		2,022	1,573
0.000% due 11/30/2025		87	46
IPIC GMTN Ltd.
5.875% due 03/14/2021	EUR	950	1,337
JBS Finance Ltd.
8.250% due 01/29/2018		$2,920	3,004
Longfor Properties Co. Ltd.
9.500% due 04/07/2016		1,085	1,101
Mongolian Mining Corp.
8.875% due 03/29/2017		3,700	3,679
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		2,818	3,014
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		2,867	2,379
QNB Finance Ltd.
3.125% due 11/16/2015		3,420	3,442
Shimao Property Holdings Ltd.
9.650% due 08/03/2017		950	837
Tencent Holdings Ltd.
4.625% due 12/12/2016		410	414
Voto-Votorantim Ltd.
6.750% due 04/05/2021		580	655

Total Cayman Islands (Cost $39,013)			39,923

CHILE 0.8%

CORPORATE BONDS & NOTES 0.8%
Banco Santander Chile
1.811% due 04/20/2012		$600	600
Celulosa Arauco y Constitucion S.A.
4.750% due 01/11/2022		170	175
Colbun S.A.
6.000% due 01/21/2020		1,270	1,355
E.CL S.A.
5.625% due 01/15/2021		860	926

Total Chile (Cost $2,967)			3,056

COLOMBIA 3.4%

CORPORATE BONDS & NOTES 3.4%
BanColombia S.A.
5.950% due 06/03/2021		$5,430	5,776
Ecopetrol S.A.
7.625% due 07/23/2019		3,335	4,144
Transportadora de Gas Internacional S.A. ESP
5.700% due 03/20/2022		3,000	3,075

Total Colombia (Cost $12,306)			12,995

CYPRUS 0.5%

CORPORATE BONDS & NOTES 0.5%
Evraz Group S.A.
8.250% due 11/10/2015		$1,700	1,814

Total Cyprus (Cost $1,872)			1,814

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	65

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC 0.4%

CORPORATE BONDS & NOTES 0.4%
CEZ A/S
4.250% due 04/03/2022 (a)	$1,500	$1,497

Total Czech Republic (Cost $1,490)		1,497

EGYPT 0.6%

BANK LOAN OBLIGATIONS 0.1%
Petroleum Export Ltd.
3.474% due 12/20/2012	$225	223

CORPORATE BONDS & NOTES 0.5%
Nile Finance Ltd.
5.250% due 08/05/2015	1,800	1,746

Total Egypt (Cost $2,037)		1,969

GERMANY 0.7%

CORPORATE BONDS & NOTES 0.7%
Rearden G Holdings EINS GmbH
7.875% due 03/30/2020	$2,400	2,554

Total Germany (Cost $2,610)		2,554

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
China Resources Power Holdings Co. Ltd.
3.750% due 08/03/2015	$550	553
Citic Pacific Ltd.
6.625% due 04/15/2021	460	438
CNOOC Finance Ltd.
4.250% due 01/26/2021	200	209
Franshion Development Ltd.
6.750% due 04/15/2021	570	503

Total Hong Kong (Cost $1,714)		1,703

INDIA 3.1%

CORPORATE BONDS & NOTES 3.1%
Bank of Baroda
5.000% due 08/24/2016	$600	612
Bank of India
4.750% due 09/30/2015	1,000	1,023
ICICI Bank Ltd.
4.750% due 11/25/2016	3,400	3,399
5.500% due 03/25/2015	200	208
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	660	676
Indian Overseas Bank
5.000% due 10/19/2016	750	749
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,150	1,111
5.400% due 02/14/2022	800	797
6.250% due 10/19/2040	500	456
Reliance Industries Ltd.
10.375% due 06/24/2016	250	305
Rural Electrification Corp. Ltd.
4.250% due 01/25/2016	310	311
State Bank of India
4.500% due 07/27/2015	1,490	1,542
Tata Power Co. Ltd.
8.500% due 08/19/2017	550	600

Total India (Cost $11,620)		11,789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 0.8%

CORPORATE BONDS & NOTES 0.8%
Adaro Indonesia PT
7.625% due 10/22/2019		$925	$1,013
Berau Coal Energy Tbk PT
7.250% due 03/13/2017		940	947
Bumi Investment Pte Ltd.
10.750% due 10/06/2017		500	546
Indosat Palapa Co. BV
7.375% due 07/29/2020		325	361
Majapahit Holding BV
8.000% due 08/07/2019		100	122

Total Indonesia (Cost $2,950)			2,989

IRELAND 5.4%

CORPORATE BONDS & NOTES 4.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$2,075	2,216
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.875% due 09/25/2017		2,690	2,787
Novatek Finance Ltd.
5.326% due 02/03/2016		3,700	3,909
RZD Capital Ltd.
5.739% due 04/03/2017		170	181
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		4,570	4,530
9.125% due 04/30/2018		2,500	2,744

			16,367

SOVEREIGN ISSUES 1.1%
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		1,150	1,190
6.902% due 07/09/2020		2,750	2,984

			4,174

Total Ireland (Cost $20,114)			20,541

ISRAEL 2.2%

CORPORATE BONDS & NOTES 2.2%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$7,550	7,714
9.375% due 01/28/2020		700	784

Total Israel (Cost $9,136)			8,498

KAZAKHSTAN 1.0%

CORPORATE BONDS & NOTES 1.0%
KazMunayGas National Co.
7.000% due 05/05/2020		$1,200	1,370
8.375% due 07/02/2013		2,200	2,349
11.750% due 01/23/2015		100	123

Total Kazakhstan (Cost $3,640)			3,842

LUXEMBOURG 10.2%

CORPORATE BONDS & NOTES 10.2%
Fiat Industrial Finance Europe S.A.
5.250% due 03/11/2015	EUR	1,150	1,543
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		$450	474
5.999% due 01/23/2021		900	953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.625% due 04/28/2034	$150	$190
9.250% due 04/23/2019	8,075	10,013
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	1,392	1,545
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014	4,770	5,090
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	1,400	1,428
5.400% due 03/24/2017	5,600	5,804
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	4,445	4,517
Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016	1,850	2,014
VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018	4,820	5,116

Total Luxembourg (Cost $38,101)		38,687

	SHARES
MEXICO 6.8%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)	172,485	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.8%
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015	$325	340
BBVA Bancomer S.A.
4.500% due 03/10/2016	150	155
6.500% due 03/10/2021	10,820	11,334
Cemex S.A.B. de C.V.
5.470% due 09/30/2015	1,675	1,520
9.000% due 01/11/2018	2,400	2,274
Comision Federal de Electricidad
5.750% due 02/14/2042	1,000	1,009
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022	1,560	1,599
9.250% due 06/30/2020	700	747
Credito Real S.A. de C.V.
10.250% due 04/14/2015	2,000	2,135
Empresas ICA S.A.B. de C.V.
8.900% due 02/04/2021	1,850	1,873
Grupo Bimbo S.A.B. de C.V.
4.500% due 01/25/2022	700	714
Sigma Alimentos S.A. de C.V.
6.875% due 12/16/2019	900	1,017
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022	1,100	1,169

		25,886

Total Mexico (Cost $26,651)		25,886

NETHERLANDS 0.7%

CORPORATE BONDS & NOTES 0.7%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	$500	569
Indo Integrated Energy BV
9.750% due 11/05/2016	810	889
SABIC Capital BV
3.000% due 11/02/2015	1,100	1,125

Total Netherlands (Cost $2,574)		2,583

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 1.1%

CORPORATE BONDS & NOTES 1.1%
AES El Salvador Trust
6.750% due 02/01/2016	$4,150	$4,233

Total Panama (Cost $3,934)		4,233

PERU 2.6%

CORPORATE BONDS & NOTES 2.6%
Banco de Credito del Peru
4.750% due 03/16/2016	$5,235	5,418
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	2,500	2,588
Volcan Cia Minera SAA
5.375% due 02/02/2022	1,700	1,764

Total Peru (Cost $9,382)		9,770

PHILIPPINES 0.3%

CORPORATE BONDS & NOTES 0.3%
Energy Development Corp.
6.500% due 01/20/2021	$1,200	1,270

Total Philippines (Cost $1,210)		1,270

QATAR 0.8%

CORPORATE BONDS & NOTES 0.8%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027	$2,550	2,867

Total Qatar (Cost $2,824)		2,867

RUSSIA 5.4%

CORPORATE BONDS & NOTES 4.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$875	1,080
ALROSA Finance S.A.
7.750% due 11/03/2020	6,750	7,239
Lukoil International Finance BV
6.125% due 11/09/2020	3,050	3,248
6.356% due 06/07/2017	300	329
SCF Capital Ltd.
5.375% due 10/27/2017	2,800	2,688
VimpelCom Holdings BV
7.504% due 03/01/2022	1,500	1,462

		16,046

SOVEREIGN ISSUES 1.2%
Russia Government International Bond
4.500% due 04/04/2022 (a)	1,000	1,002
5.625% due 04/04/2042 (a)	1,000	1,008
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	2,295	2,382

		4,392

Total Russia (Cost $20,113)		20,438

SINGAPORE 1.3%

CORPORATE BONDS & NOTES 1.3%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015	$3,220	3,391
STATS ChipPAC Ltd.
5.375% due 03/31/2016	1,530	1,576

Total Singapore (Cost $4,977)		4,967

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.9%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$1,810	$1,865
FirstRand Bank Ltd.
4.375% due 06/09/2016		1,450	1,493

			3,358

SOVEREIGN ISSUES 0.2%
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		850	897

Total South Africa (Cost $4,171)			4,255

SOUTH KOREA 1.4%

CORPORATE BONDS & NOTES 1.4%
Hyundai Capital Services, Inc.
6.000% due 05/05/2015		$1,550	1,698
Hyundai Steel Co.
4.625% due 04/21/2016		475	490
Kia Motors Corp.
3.625% due 06/14/2016		350	357
Korea Electric Power Corp.
3.000% due 10/05/2015		700	712
Korea Hydro & Nuclear Power Co. Ltd.
4.750% due 07/13/2021		1,100	1,146
Shinhan Bank
4.375% due 09/15/2015		500	525
Woori Bank Co. Ltd.
5.875% due 04/13/2021		200	214

Total South Korea (Cost $5,067)			5,142

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Corp. Andina de Fomento
8.125% due 06/04/2019		$1,140	1,418

Total Supranational (Cost $1,310)			1,418

SWEDEN 0.5%

CORPORATE BONDS & NOTES 0.5%
Cyfrowy Polsat Finance AB
7.125% due 05/20/2018	EUR	1,450	1,973

Total Sweden (Cost $2,089)			1,973

TURKEY 0.8%

CORPORATE BONDS & NOTES 0.8%
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		$2,105	1,973
6.250% due 04/20/2021		1,200	1,221

Total Turkey (Cost $3,221)			3,194

UNITED ARAB EMIRATES 2.4%

CORPORATE BONDS & NOTES 2.4%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$1,860	1,969
5.888% due 06/15/2019		1,349	1,465
DP World Ltd.
6.850% due 07/02/2037		3,990	3,871
Emirates Airline
5.125% due 06/08/2016		1,805	1,872

Total United Arab Emirates (Cost $9,034)			9,177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
Vedanta Resources PLC
8.250% due 06/07/2021	$910	$853

Total United Kingdom (Cost $849)		853

UNITED STATES 2.0%

BANK LOAN OBLIGATIONS 0.4%
Chrysler Group LLC
6.000% due 05/24/2017	$1,390	1,414

CORPORATE BONDS & NOTES 1.2%
American Airlines Pass-Through Trust
7.000% due 07/31/2019	186	182
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,210	1,400
Hyundai Capital America
3.750% due 04/06/2016	1,875	1,921
NII Capital Corp.
7.625% due 04/01/2021	900	884

		4,387

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bonds
4.375% due 05/15/2041 (f)(g)(h)	1,400	1,677

Total United States (Cost $7,208)		7,478

VENEZUELA 0.3%

CORPORATE BONDS & NOTES 0.3%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$1,450	1,301

Total Venezuela (Cost $1,201)		1,301

VIRGIN ISLANDS (BRITISH) 3.9%

CORPORATE BONDS & NOTES 3.9%
Gerdau Trade, Inc.
5.750% due 01/30/2021	$2,550	2,714
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	1,350	1,296
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,500	1,735
PCCW-HKT Capital Ltd.
4.250% due 02/24/2016	650	672
5.250% due 07/20/2015	1,000	1,071
TNK-BP Finance S.A.
6.625% due 03/20/2017	100	111
7.500% due 07/18/2016	480	543
7.875% due 03/13/2018	5,640	6,599

Total Virgin Islands (British) (Cost $13,848)		14,741

SHORT-TERM INSTRUMENTS 7.6%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/02/2012	$309	309

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $319. Repurchase proceeds are $309.)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	67

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.1%
Hipotecaria Su casita S.A. de C.V.
5.770% due 06/28/2018	MXN	17,999	$174

U.S. TREASURY BILLS 0.2%
0.138% due 08/30/2012 - 02/07/2013 (c)(f)		$620	619

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (e) 7.2%
PIMCO Short-Term Floating NAV Portfolio	2,738,794	$27,445

Total Short-Term Instruments (Cost $30,343)		28,547

MARKET VALUE (000S)
PURCHASED OPTIONS (j) 0.0%
(Cost $69)	$53

Total Investments 101.1% (Cost $378,262)	$383,363

Written Options (k) (0.0%) (Premiums $364)	(184)

Other Assets and Liabilities (Net) (1.1%)	(4,118)

Net Assets 100.0%	$379,061

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $679 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $639 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2013	22	$39
90-Day Eurodollar September Futures	Long	09/2012	14	60
U.S. Treasury 10-Year Note June Futures	Long	06/2012	475	(766)

				$(667)

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $749 and cash of $32 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.250%	06/20/2016	$	15,400	$91	$(73)
Pay	3-Month USD-LIBOR	1.500%	06/20/2017		2,600	16	(14)
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		11,600	125	179

						$232	$92

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Desarrolladora Homex S.A.B. de C.V.	DUB	5.000%	09/20/2013	7.910%	$	2,370	$(91)	$(138)	$47
Financiera Independencia S.A.B. de C.V.	DUB	5.000%	09/20/2013	9.860%		1,330	(85)	(80)	(5)
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.191%		200	(2)	(7)	5
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.549%		200	1	(1)	2
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.191%		2,300	(14)	(79)	65
TNK-BP Finance S.A.	HUS	1.000%	12/20/2012	0.871%		1,800	3	(56)	59
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	09/20/2013	7.750%		2,010	(70)	(81)	11
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	7.710%		800	(69)	(32)	(37)

							$(327)	$(474)	$147

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RYL	BRL	17,000	$445	$0	$445
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		43,300	333	38	295

							$778	$38	$740

(j)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.273%	09/24/2012	$	300	$18	$12
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		200	10	8
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		200	10	8
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		600	31	25

								$69	$53

(k)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	26	$14	$(4)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	26	6	(2)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	79	23	(3)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	79	25	(21)

				$68	$(30)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.400%	08/13/2012	$	2,600	$3	$0
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		2,600	3	(4)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		6,600	32	(5)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		15,600	55	(39)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		15,600	55	(34)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		31,300	43	(6)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		31,300	43	(46)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		1,200	17	(4)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		800	8	(3)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		1,500	18	(6)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		1,500	17	(6)
Put - OTC 5-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.000%	09/24/2012		200	2	(1)

								$296	$(154)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	252	$18,200	$339
Sales	272	187,600	623
Closing Buys	(157)	(78,200)	(424)
Expirations	0	0	0
Exercised	(157)	(16,800)	(174)

Balance at 03/31/2012	210	$110,800	$364

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	69

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	4,091	04/2012	JPM	$112	$0	$112
Buy		4,091	04/2012	MSC	0	(130)	(130)
Sell		4,091	06/2012	MSC	129	0	129
Sell	CAD	43	04/2012	BRC	0	0	0
Buy	CNY	7,901	06/2012	CBK	10	0	10
Sell		7,901	06/2012	UAG	0	(11)	(11)
Buy		13,413	10/2012	GST	21	0	21
Sell		13,413	10/2012	UAG	0	(14)	(14)
Buy		12,419	02/2013	BRC	0	(16)	(16)
Sell		12,420	02/2013	UAG	0	(13)	(13)
Sell	EUR	865	04/2012	BRC	0	(45)	(45)
Sell		3,002	04/2012	CBK	0	(59)	(59)
Sell		2,039	04/2012	DUB	0	(103)	(103)
Buy		2,363	04/2012	HUS	21	0	21
Sell		614	04/2012	RBC	0	(36)	(36)
Sell		1,563	04/2012	UAG	0	(94)	(94)
Buy		2,363	05/2012	CBK	24	0	24
Buy		116	06/2012	MSC	2	0	2
Buy	INR	74,093	07/2012	JPM	0	(24)	(24)
Sell		74,093	07/2012	UAG	0	(35)	(35)
Buy	MXN	145	06/2012	HUS	0	0	0
Sell		7,252	06/2012	MSC	3	0	3

					$322	$(580)	$(258)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Austria
Corporate Bonds & Notes	$0	$4,210	$0	$4,210
Barbados
Corporate Bonds & Notes	0	358	0	358
Bermuda
Corporate Bonds & Notes	0	12,144	0	12,144
Brazil
Corporate Bonds & Notes	0	62,368	1,747	64,115
Canada
Corporate Bonds & Notes	0	533	0	533
Cayman Islands
Corporate Bonds & Notes	0	38,304	1,619	39,923
Chile
Corporate Bonds & Notes	0	3,056	0	3,056
Colombia
Corporate Bonds & Notes	0	12,995	0	12,995
Cyprus
Corporate Bonds & Notes	0	1,814	0	1,814
Czech Republic
Corporate Bonds & Notes	0	1,497	0	1,497
Egypt
Bank Loan Obligations	0	223	0	223
Corporate Bonds & Notes	0	1,746	0	1,746
Germany
Corporate Bonds & Notes	0	2,554	0	2,554
Hong Kong
Corporate Bonds & Notes	0	1,703	0	1,703
India
Corporate Bonds & Notes	0	11,789	0	11,789
Indonesia
Corporate Bonds & Notes	0	2,989	0	2,989
Ireland
Corporate Bonds & Notes	0	16,367	0	16,367
Sovereign Issues	0	4,174	0	4,174

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Israel
Corporate Bonds & Notes	$0	$8,498	$0	$8,498
Kazakhstan
Corporate Bonds & Notes	0	3,842	0	3,842
Luxembourg
Corporate Bonds & Notes	0	38,687	0	38,687
Mexico
Common Stocks	0	0	0	0
Corporate Bonds & Notes	0	25,886	0	25,886
Netherlands
Corporate Bonds & Notes	0	2,583	0	2,583
Panama
Corporate Bonds & Notes	0	4,233	0	4,233
Peru
Corporate Bonds & Notes	0	9,770	0	9,770
Philippines
Corporate Bonds & Notes	0	1,270	0	1,270
Qatar
Corporate Bonds & Notes	0	2,867	0	2,867
Russia
Corporate Bonds & Notes	0	16,046	0	16,046
Sovereign Issues	0	4,392	0	4,392
Singapore
Corporate Bonds & Notes	0	4,967	0	4,967
South Africa
Corporate Bonds & Notes	0	3,358	0	3,358
Sovereign Issues	0	897	0	897
South Korea
Corporate Bonds & Notes	0	5,142	0	5,142
Supranational
Corporate Bonds & Notes	0	1,418	0	1,418
Sweden
Corporate Bonds & Notes	0	1,973	0	1,973
Turkey
Corporate Bonds & Notes	0	3,194	0	3,194

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
United Arab Emirates
Corporate Bonds & Notes	$0	$9,177	$0	$9,177
United Kingdom
Corporate Bonds & Notes	0	853	0	853
United States
Bank Loan Obligations	0	1,414	0	1,414
Corporate Bonds & Notes	0	4,205	182	4,387
U.S. Treasury Obligations	0	1,677	0	1,677
Venezuela
Corporate Bonds & Notes	0	1,301	0	1,301
Virgin Islands (British)
Corporate Bonds & Notes	0	14,741	0	14,741
Short-Term Instruments
Repurchase Agreements	0	309	0	309
Short-Term Notes	0	0	174	174
U.S. Treasury Bills	0	619	0	619
PIMCO Short-Term Floating NAV Portfolios	27,445	0	0	27,445

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Purchased Options
Interest Rate Contracts	$0	$53	$0	$53
	$27,445	$352,196	$3,722	$383,363

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	131	58	189
Foreign Exchange Contracts	0	322	0	322
Interest Rate Contracts	99	919	0	1,018
	$99	$1,372	$58	$1,529

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	0	(42)	(42)
Foreign Exchange Contracts	0	(580)	0	(580)
Interest Rate Contracts	(766)	(271)	0	(1,037)
	$(766)	$(851)	$(42)	$(1,659)

Totals	$26,778	$352,717	$3,738	$383,233

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Brazil
Corporate Bonds & Notes	$6,309	$0	$0	$(75)	$0	$161	$0	$(4,648)	$1,747	$(115)
Cayman Islands
Corporate Bonds & Notes	3,655	1,187	(1,016)	124	143	(95)	0	(2,379)	1,619	(71)
Mexico
Bank Loan Obligations	794	0	(800)	0	0	6	0	0	0	0
Common Stocks	0	1,165	0	0	0	(1,165)	0	0	0	(1,165)
United States
Corporate Bonds & Notes	194	0	(14)	0	0	2	0	0	182	2
Short-Term Instruments
Short-Term Notes	0	5,042	(3,142)	71	0	(1,797)	0	0	174	(1,797)

	$10,952	$7,394	$(4,972)	$120	$143	$(2,888)	$0	$(7,027)	$3,722	$(3,146)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$39	$0	$0	$0	$0	$78	$0	$(59)	$58	$58

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$3	$0	$0	$0	$0	$(45)	$0	$0	$(42)	$(45)

Totals	$10,994	$7,394	$(4,972)	$120	$143	$(2,855)	$0	$(7,086)	$3,738	$(3,133)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	71

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

March 31, 2012

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$53	$53
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	67	67
Unrealized appreciation on foreign currency contracts	0	0	0	322	0	322
Unrealized appreciation on OTC swap agreements	0	189	0	0	740	929

	$0	$189	$0	$322	$860	$1,371

Liabilities:
Written options outstanding	$0	$0	$0	$0	$184	$184
Variation margin payable on financial derivative instruments (2)	0	0	0	0	220	220
Unrealized depreciation on foreign currency contracts	0	0	0	580	0	580
Unrealized depreciation on OTC swap agreements	0	42	0	0	0	42

	$0	$42	$0	$580	$404	$1,026

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$(26)	$109	$83
Net realized gain on futures contracts	0	0	0	0	335	335
Net realized gain on written options	0	0	0	0	420	420
Net realized gain on swaps	0	118	0	0	536	654
Net realized gain on foreign currency transactions	0	0	0	121	0	121

	$0	$118	$0	$95	$1,400	$1,613

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(17)	$(17)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(912)	(912)
Net change in unrealized appreciation on written options	0	0	0	0	225	225
Net change in unrealized appreciation (depreciation) on swaps	0	(14)	0	0	411	397
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	22	0	22

	$0	$(14)	$0	$22	$(293)	$(285)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(667) and open centrally cleared swaps cumulative appreciation/(depreciation) of $92 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$8	$0	$8
BRC	(61)	0	(61)
CBK	(29)	20	(9)
DUB	(418)	330	(88)
GST	21	0	21
HUS	22	0	22
JPM	9	60	69
MSC	4	0	4
MYC	322	(270)	52
RBC	(36)	0	(36)
RYL	470	(270)	200
UAG	(220)	269	49

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency Fund

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Westpac Banking Corp.
0.664% due 12/14/2012		$38,000	$38,037

Total Australia (Cost $38,000)			38,037

BARBADOS 0.1%

CORPORATE BONDS & NOTES 0.1%
Columbus International, Inc.
11.500% due 11/20/2014		$6,500	7,277

Total Barbados (Cost $6,884)			7,277

BERMUDA 0.1%

CORPORATE BONDS & NOTES 0.1%
Qtel International Finance Ltd.
6.500% due 06/10/2014		$7,500	8,220

Total Bermuda (Cost $8,127)			8,220

BRAZIL 5.4%

CORPORATE BONDS & NOTES 2.2%
Banco Bradesco S.A.
2.598% due 05/16/2014		$23,800	24,179
Banco do Brasil S.A.
3.359% due 07/02/2014		5,700	5,656
4.500% due 01/22/2015		14,100	14,861
Banco Santander Brasil S.A.
2.574% due 03/18/2014		48,500	47,644
Banco Votorantim Ltd.
3.473% due 03/28/2014		7,900	7,850
CSN Islands Corp.
9.750% due 12/16/2013		900	1,010
Petrobras International Finance Co.
2.875% due 02/06/2015		41,750	42,943

			144,143

SOVEREIGN ISSUES 3.2%
Brazil Government International Bond
11.000% due 08/17/2040		2,000	2,645
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2017 (b)	BRL	1,900	2,383
10.000% due 01/01/2013		35,513	19,585
10.000% due 01/01/2014		42,722	23,550
10.000% due 01/01/2017		293,649	156,774

			204,937

Total Brazil (Cost $345,947)			349,080

CANADA 0.4%

CORPORATE BONDS & NOTES 0.4%
Ally Credit Canada Ltd.
6.000% due 05/23/2012	EUR	3,100	4,167
Bank of Montreal
2.850% due 06/09/2015		$20,000	21,094
Canadian Natural Resources Ltd.
5.450% due 10/01/2012		900	921

Total Canada (Cost $25,763)			26,182

CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.1%
Atrium CDO Corp.
0.987% due 06/27/2015		$594	586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital Auto Funding Ltd.
1.242% due 09/20/2016		$5,100	$5,015

			5,601

CORPORATE BONDS & NOTES 0.2%
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		10,000	10,408
IPIC GMTN Ltd.
4.875% due 05/14/2016	EUR	300	427

			10,835

Total Cayman Islands (Cost $16,538)			16,436

CHILE 0.6%

CORPORATE BONDS & NOTES 0.6%
Banco Santander Chile
1.811% due 04/20/2012		$5,500	5,500
2.510% due 02/14/2014		20,000	19,910
Codelco, Inc.
4.750% due 10/15/2014		1,000	1,079
5.500% due 10/15/2013		10,000	10,641

Total Chile (Cost $37,158)			37,130

CHINA 0.1%

SOVEREIGN ISSUES 0.1%
Export-Import Bank of China
4.875% due 07/21/2015		$1,699	1,857
5.250% due 07/29/2014		1,512	1,634

Total China (Cost $3,350)			3,491

COLOMBIA 0.7%

SOVEREIGN ISSUES 0.7%
Bogota Distrito Capital
9.750% due 07/26/2028	COP	660,000	503
Colombia Government International Bond
4.025% due 03/17/2013		$1,400	1,435
8.250% due 12/22/2014		13,570	16,047
12.000% due 10/22/2015	COP	40,126,000	28,265

Total Colombia (Cost $43,344)			46,250

CURACAO 0.5%

CORPORATE BONDS & NOTES 0.5%
Teva Pharmaceutical Finance Co. BV
1.423% due 11/08/2013		$32,500	32,829

Total Curacao (Cost $32,500)			32,829

EGYPT 0.0%

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.474% due 12/20/2012		$2,334	2,312

CORPORATE BONDS & NOTES 0.0%
Nile Finance Ltd.
5.250% due 08/05/2015		100	97

Total Egypt (Cost $2,437)			2,409

FRANCE 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		$15,000	14,710

Total France (Cost $15,000)			14,710

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 2.4%

CORPORATE BONDS & NOTES 2.4%
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		$147,520	$157,532
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	394	526

Total Germany (Cost $156,334)			158,058

GUATEMALA 0.1%

SOVEREIGN ISSUES 0.1%
Guatemala Government Bond
9.250% due 08/01/2013		$4,860	5,273

Total Guatemala (Cost $5,250)			5,273

HUNGARY 0.0%

SOVEREIGN ISSUES 0.0%
Hungary Government Bond
6.000% due 10/24/2012	HUF	179,100	804

Total Hungary (Cost $984)			804

INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%
ICICI Bank Ltd.
2.242% due 02/24/2014		$5,300	5,197
6.625% due 10/03/2012		7,000	7,158
State Bank of India
4.500% due 07/27/2015		3,900	4,037

Total India (Cost $16,465)			16,392

INDONESIA 0.6%

SOVEREIGN ISSUES 0.6%
Indonesia Government International Bond
6.750% due 03/10/2014		$30,000	32,625
10.375% due 05/04/2014		7,800	9,126

Total Indonesia (Cost $41,702)			41,751

IRELAND 2.9%

CORPORATE BONDS & NOTES 2.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.381% due 06/27/2012	EUR	21,550	29,029
5.670% due 03/05/2014		$29,810	31,830
6.103% due 06/27/2012		72,040	72,461
7.700% due 08/07/2013		20,400	21,936
DanFin Funding Ltd.
1.267% due 07/16/2013		34,000	34,342

			189,598

SOVEREIGN ISSUES 0.0%
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		400	414

Total Ireland (Cost $188,657)			190,012

KAZAKHSTAN 3.2%

CORPORATE BONDS & NOTES 3.2%
KazMunayGas National Co.
8.375% due 07/02/2013		$147,270	157,251
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		48,157	50,813

Total Kazakhstan (Cost $205,319)			208,064

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	73

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 5.5%

CORPORATE BONDS & NOTES 5.5%
ALROSA Finance S.A.
8.875% due 11/17/2014		$2,000	$2,220
Clariant Finance Luxembourg S.A.
4.375% due 04/05/2013	EUR	5,000	6,826
Fiat Finance & Trade S.A.
9.000% due 07/30/2012		5,600	7,611
Gazprom OAO Via Gaz Capital S.A.
2.890% due 11/15/2012	JPY	400,000	4,819
4.560% due 12/09/2012	EUR	750	1,021
5.092% due 11/29/2015		$300	316
7.343% due 04/11/2013		7,835	8,237
7.510% due 07/31/2013		13,200	14,106
8.125% due 07/31/2014		1,500	1,666
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		2,558	2,838
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		5,300	5,656
7.175% due 05/16/2013		29,415	30,871
7.500% due 03/25/2013	RUB	710,000	24,150
9.000% due 06/11/2014		$19,500	21,742
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		4,900	5,212
6.468% due 07/02/2013		62,070	65,577
6.480% due 05/15/2013		49,170	51,997
Severstal OAO Via Steel Capital S.A.
9.750% due 07/29/2013		26,300	28,338
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		3,845	4,057
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		67,550	69,576

Total Luxembourg (Cost $352,063)			356,836

MALAYSIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Petronas Capital Ltd.
7.000% due 05/22/2012		$24,525	24,765
Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		1,000	1,058

Total Malaysia (Cost $25,701)			25,823

MEXICO 3.0%

CORPORATE BONDS & NOTES 1.3%
America Movil S.A.B. de C.V.
5.750% due 01/15/2015		$1,950	2,180
BBVA Bancomer S.A.
6.500% due 03/10/2021		950	995
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		700	746
Pemex Project Funding Master Trust
1.080% due 12/03/2012		54,159	54,105
6.250% due 08/05/2013	EUR	2,050	2,912
7.500% due 12/18/2013	GBP	2,800	4,857
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	214,500	18,104

			83,899

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
6.000% due 06/18/2015		181,300	14,595
7.500% due 06/21/2012		928,545	73,226
8.000% due 06/11/2020		160,900	14,246

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 12/05/2024	MXN	108,200	$11,075

			113,142

Total Mexico (Cost $198,762)			197,041

NETHERLANDS 1.4%

CORPORATE BONDS & NOTES 1.4%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$7,700	8,760
10.500% due 03/25/2014		29,650	33,760
NXP BV
3.995% due 10/15/2013	EUR	4,850	6,420
Volkswagen International Finance NV
1.078% due 04/01/2014		$25,900	25,834
Waha Aerospace BV
3.925% due 07/28/2020		12,487	12,965

Total Netherlands (Cost $87,898)			87,739

PANAMA 0.8%

SOVEREIGN ISSUES 0.8%
Panama Government International Bond
7.250% due 03/15/2015		$37,620	43,658
9.375% due 07/23/2012		8,785	8,983

Total Panama (Cost $51,301)			52,641

PHILIPPINES 0.2%

SOVEREIGN ISSUES 0.2%
Philippines Government International Bond
8.250% due 01/15/2014		$229	254
8.875% due 03/17/2015		7,860	9,422
9.000% due 02/15/2013		1,500	1,598

Total Philippines (Cost $10,828)			11,274

POLAND 3.3%

SOVEREIGN ISSUES 3.3%
Poland Government International Bond
0.000% due 07/25/2012	PLN	49,000	15,545
0.000% due 10/25/2012		261,300	81,909
4.750% due 04/25/2012		50,200	16,150
5.000% due 04/25/2016		2,700	875
5.010% due 01/25/2015		59,724	19,285
5.250% due 01/15/2014		$10,000	10,616
5.500% due 04/25/2015	PLN	84,360	27,745
5.750% due 04/25/2014		32,000	10,526
6.250% due 07/03/2012		$32,800	33,309

Total Poland (Cost $228,946)			215,960

QATAR 1.6%

CORPORATE BONDS & NOTES 1.3%
Nakilat, Inc.
6.067% due 12/31/2033		$755	813
Ras Laffan Liquefied Natural Gas Co. Ltd.
4.500% due 09/30/2012		62,250	63,152
5.500% due 09/30/2014		15,061	16,285
5.832% due 09/30/2016		4,942	5,313

			85,563

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.000% due 01/20/2015		12,100	12,765
5.150% due 04/09/2014		8,500	9,149

			21,914

Total Qatar (Cost $106,622)			107,477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 1.5%

CORPORATE BONDS & NOTES 0.8%
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		$13,183	$13,628
VimpelCom Holdings BV
4.471% due 06/29/2014		38,100	37,100

			50,728

SOVEREIGN ISSUES 0.7%
Russia Government International Bond
3.625% due 04/29/2015		43,400	45,244
7.850% due 03/10/2018	RUB	5,000	179

			45,423

Total Russia (Cost $95,767)			96,151

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
STATS ChipPAC Ltd.
7.500% due 08/12/2015		$3,500	3,771

Total Singapore (Cost $3,691)			3,771

SOUTH AFRICA 5.2%

SOVEREIGN ISSUES 5.2%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	4,080	5,676
6.500% due 06/02/2014		$54,397	60,517
6.750% due 03/31/2021	ZAR	37,000	4,485
7.375% due 04/25/2012		$116,453	117,035
8.250% due 09/15/2017	ZAR	94,100	12,791
13.500% due 09/15/2015		850,000	133,739

Total South Africa (Cost $336,736)			334,243

SOUTH KOREA 3.1%

CORPORATE BONDS & NOTES 2.1%
Export-Import Bank of Korea
1.303% due 02/14/2013	EUR	7,600	10,009
1.624% due 09/21/2013		$21,200	21,187
1.700% due 02/13/2013		21,600	21,650
2.274% due 03/21/2015		8,400	8,394
5.500% due 10/17/2012		28,515	29,172
5.750% due 05/22/2013	EUR	4,950	6,844
5.875% due 01/14/2015		$300	328
8.125% due 01/21/2014		15,510	17,164
Korea Electric Power Corp.
3.000% due 10/05/2015		1,200	1,220
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,300	1,326
6.250% due 06/17/2014		4,300	4,666
KT Corp.
4.875% due 07/15/2015		20	21
Shinhan Bank
1.798% due 11/16/2012		15,900	15,851

			137,832

SOVEREIGN ISSUES 1.0%
Korea Development Bank
0.773% due 11/22/2012		13,100	13,040
1.017% due 04/03/2014	EUR	1,000	1,337
1.083% due 10/04/2012		$1,600	1,602
5.300% due 01/17/2013		12,043	12,427
5.750% due 05/13/2012		5,200	5,220
5.750% due 09/10/2013		2,310	2,446

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 01/23/2014		$13,330	$14,726
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,450	2,590
Republic of Korea
4.250% due 06/01/2013		13,942	14,352

			67,740

Total South Korea (Cost $204,288)			205,572

SRI LANKA 0.0%

SOVEREIGN ISSUES 0.0%
Sri Lanka Government International Bond
8.250% due 10/24/2012		$2,000	2,058

Total Sri Lanka (Cost $2,046)			2,058

THAILAND 0.1%

SOVEREIGN ISSUES 0.1%
Thailand Government Bond
3.875% due 06/13/2019	THB	154,000	5,070
4.250% due 03/13/2013		2,800	92

Total Thailand (Cost $5,417)			5,162

TUNISIA 1.2%

SOVEREIGN ISSUES 1.2%
Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	100	137
7.375% due 04/25/2012		$75,119	75,870

Total Tunisia (Cost $75,489)			76,007

TURKEY 0.2%

SOVEREIGN ISSUES 0.2%
Turkey Government International Bond
0.000% due 04/25/2012	TRY	7,110	3,969
0.000% due 02/20/2013		13,000	6,722
4.000% due 04/29/2015 (b)		7,142	4,139

Total Turkey (Cost $17,107)			14,830

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.0%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$200	212

SOVEREIGN ISSUES 0.4%
Emirate of Abu Dhabi Government International Bond
5.500% due 08/02/2012		$13,400	$13,584
5.500% due 04/08/2014		11,700	12,768

			26,352

Total United Arab Emirates (Cost $26,298)			26,564

UNITED KINGDOM 1.7%

CORPORATE BONDS & NOTES 1.7%
Barclays Bank PLC
10.179% due 06/12/2021		$15,240	18,076
FCE Bank PLC
7.125% due 01/15/2013	EUR	18,500	25,629
7.250% due 07/15/2013		5,100	7,159
HBOS PLC
0.676% due 09/06/2017		$2,000	1,483
Royal Bank of Scotland Group PLC
1.461% due 04/23/2012		58,100	58,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander UK PLC
1.306% due 08/28/2017 (j)	EUR	1,500	$1,601
1.538% due 10/10/2017		700	737

Total United Kingdom (Cost $110,253)			112,805

UNITED STATES 4.4%

ASSET-BACKED SECURITIES 0.1%
ACE Securities Corp.
0.292% due 12/25/2036		$8	8
Bear Stearns Asset-Backed Securities Trust
0.292% due 11/25/2036		39	39
0.322% due 10/25/2036		117	108
Carrington Mortgage Loan Trust
0.342% due 06/25/2037		1,529	1,377
0.562% due 10/25/2035		152	141
Citigroup Mortgage Loan Trust, Inc.
0.302% due 05/25/2037		140	135
0.302% due 07/25/2045		362	248
Countrywide Asset-Backed Certificates
0.342% due 09/25/2047		61	60
Credit-Based Asset Servicing and Securitization LLC
0.362% due 07/25/2037		87	71
GE-WMC Mortgage Securities LLC
0.282% due 08/25/2036		59	17
GSAA Trust
0.542% due 05/25/2047		681	418
GSAMP Trust
0.312% due 12/25/2036		165	108
HSBC Asset Loan Obligation
0.302% due 12/25/2036		74	42
JPMorgan Mortgage Acquisition Corp.
0.352% due 08/25/2036		3,855	1,302
MASTR Asset-Backed Securities Trust
0.292% due 01/25/2037		315	67
Morgan Stanley Mortgage Loan Trust
0.472% due 02/25/2037		513	214
New Century Home Equity Loan Trust
0.422% due 05/25/2036		715	392
Securitized Asset-Backed Receivables LLC
0.282% due 01/25/2037		110	95
0.302% due 12/25/2036^		374	85
0.322% due 11/25/2036^		274	59
Structured Asset Securities Corp.
0.322% due 01/25/2037		60	59

			5,045

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export III Ltd.
3.974% due 04/08/2013		912	904

CORPORATE BONDS & NOTES 3.8%
Ally Financial, Inc.
3.710% due 02/11/2014		8,600	8,514
6.625% due 05/15/2012		3,750	3,780
Anadarko Petroleum Corp.
7.625% due 03/15/2014		12,400	13,832
Anheuser-Busch InBev Worldwide, Inc.
1.204% due 03/26/2013		1,500	1,509
3.000% due 10/15/2012		12,000	12,157
CIT Group, Inc.
5.250% due 04/01/2014		8,700	8,928
Daimler Finance North America LLC
1.911% due 07/11/2013		14,150	14,311
Duke Energy Carolinas LLC
5.625% due 11/30/2012		1,800	1,860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		$800	$881
General Electric Capital Corp.
0.702% due 04/10/2012		14,000	14,001
0.725% due 12/07/2012		12,500	12,550
Hewlett-Packard Co.
0.772% due 05/24/2013		6,250	6,238
1.250% due 09/13/2013		9,385	9,407
HP Enterprise Services LLC
6.000% due 08/01/2013		615	654
JPMorgan Chase & Co.
1.067% due 09/26/2013	EUR	4,400	5,850
JPMorgan Chase Bank N.A.
0.804% due 06/13/2016		$1,000	930
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		2,300	2,300
MetLife Institutional Funding
1.368% due 04/04/2014		20,000	20,083
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		2,700	2,705
PACCAR, Inc.
1.648% due 09/14/2012		8,000	8,052
SABMiller Holdings, Inc.
1.850% due 01/15/2015		4,200	4,259
SLM Corp.
5.375% due 05/15/2014		1,100	1,136
SSIF Nevada LP
1.267% due 04/14/2014		37,000	36,740
Steel Dynamics, Inc.
7.375% due 11/01/2012		5,000	5,150
Time Warner Entertainment Co. LP
8.875% due 10/01/2012		1,700	1,767
Verizon Communications, Inc.
1.083% due 03/28/2014		27,500	27,744
Wachovia Corp.
0.691% due 04/23/2012		9,700	9,703
Xerox Corp.
1.874% due 09/13/2013		10,000	10,093
XTO Energy, Inc.
7.500% due 04/15/2012		2,042	2,046

			247,180

MORTGAGE-BACKED SECURITIES 0.2%
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		4,728	4,424
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2034		492	442
Countrywide Alternative Loan Trust
5.046% due 10/25/2035		347	257
Countrywide Home Loan Mortgage Pass-Through Trust
2.737% due 04/20/2035		2,565	2,467
5.263% due 02/20/2036		477	345
Credit Suisse First Boston Mortgage Securities Corp.
2.389% due 06/25/2033		1,588	1,504
Morgan Stanley Capital
0.302% due 10/15/2020		72	72
Sovereign Commercial Mortgage Securities Trust
5.904% due 07/22/2030		410	421
Structured Adjustable Rate Mortgage Loan Trust
2.632% due 07/25/2034		3,184	2,958

			12,890

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	75

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.2%
Fannie Mae
1.382% due 06/01/2043 - 07/01/2044	$587	$591
2.223% due 11/01/2035	127	134
5.135% due 11/01/2035	233	251
5.143% due 09/01/2035	157	168
5.185% due 10/01/2035	249	267
5.249% due 08/01/2035	260	279
5.289% due 09/01/2035	203	218
Freddie Mac
0.522% due 09/25/2031	263	242
2.481% due 08/01/2035	34	37
5.000% due 07/01/2025 -12/01/2041	9,983	10,883

		13,070

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
4.375% due 05/15/2041 (d)	4,123	4,939

Total United States (Cost $287,563)		284,028

VENEZUELA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$4,200	3,769

SOVEREIGN ISSUES 0.0%
Venezuela Government International Bond
8.500% due 10/08/2014	200	201

Total Venezuela (Cost $3,520)		3,970

VIRGIN ISLANDS (BRITISH) 0.5%

CORPORATE BONDS & NOTES 0.5%
Star Energy Geothermal Wayang Windu Ltd.
11.500% due 02/12/2015	$1,800	2,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TNK-BP Finance S.A.
7.500% due 03/13/2013		$31,210	$32,888
7.875% due 03/13/2018		100	117

Total Virgin Islands (British) (Cost $34,684)			35,007

SHORT-TERM INSTRUMENTS 41.9%

CERTIFICATES OF DEPOSIT 1.5%
Banco Bradesco S.A.
1.955% due 01/24/2013		$21,000	21,163
Banco do Brasil S.A.
0.000% due 05/17/2012		2,500	2,496
0.000% due 03/26/2013		20,800	20,585
Itau Unibanco Holding S.A.
0.000% due 05/16/2012		21,900	21,857
0.000% due 02/27/2013		14,340	13,896
0.000% due 03/26/2013		20,800	20,305

			100,302

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/02/2012		9,857	9,857

(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $10,056. Repurchase proceeds are $9,857.)

SHORT-TERM NOTES 1.1%
Banco Votorantim Ltd.
2.109% due 08/23/2012		13,890	13,746
Bank Negara Malaysia Monetary Notes
3.023% due 06/07/2012	MYR	169,322	55,006

			68,752

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 2.5%
0.101% due 04/09/2012 - 05/14/2012 (a)	JPY	13,330,000	$161,034

MEXICO TREASURY BILLS 2.7%
4.496% due 04/04/2012 - 06/28/2012 (a)	MXN	2,240,951	174,391

U.S. TREASURY BILLS 0.0%
0.139% due 09/20/2012 - 09/27/2012 (a)(d)		$1,530	1,529

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 33.9%
PIMCO Short-Term Floating NAV Portfolio		219,858,357	2,203,201

Total Short-Term Instruments (Cost $2,725,376)			2,719,066

Total Investments 95.1% (Cost $6,180,115)			$6,176,430

Written Options (i) (0.0%) (Premiums $199)			(50)

Other Assets and Liabilities (Net) 4.9%			320,573

Net Assets 100.0%			$6,496,953

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,793 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $6,770 at a weighted average interest rate of (0.447%). On March 31, 2012, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $701 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note June Futures	Short	06/2012	599	$856

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(g)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $3,867 and cash of $174 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.500%	06/20/2017	$	93,800	$(579)	$484
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		21,800	1,486	907

						$907	$1,391

(h)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%	$	1,000	$7	$(5)	$12
Brazil Government International Bond	BRC	1.000%	06/20/2012	0.426%		50,000	83	86	(3)
Brazil Government International Bond	CBK	1.000%	06/20/2012	0.426%		40,000	67	63	4
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.615%		7,500	45	48	(3)
China Government International Bond	BRC	1.000%	09/20/2012	0.278%		2,100	8	13	(5)
China Government International Bond	JPM	1.000%	09/20/2012	0.278%		1,900	7	12	(5)
Colombia Government International Bond	JPM	1.000%	09/20/2012	0.293%		1,900	7	7	0
Export-Import Bank of China	BOA	1.000%	09/20/2016	1.430%		1,000	(18)	(28)	10
Export-Import Bank of China	MYC	1.000%	09/20/2016	1.430%		1,000	(18)	(27)	9
General Electric Capital Corp.	BPS	1.000%	09/20/2012	0.372%		10,000	34	(121)	155
Mexico Government International Bond	JPM	1.000%	09/20/2012	0.297%		1,900	7	7	0
Panama Government International Bond	JPM	1.000%	09/20/2012	0.338%		1,900	7	6	1
Pemex Project Funding Master Trust	DUB	1.000%	03/20/2016	1.101%		10,000	(36)	(160)	124
Penerbangan Malaysia Bhd.	JPM	1.000%	09/20/2012	0.247%		1,900	8	11	(3)
Penerbangan Malaysia Bhd.	MYC	1.000%	09/20/2012	0.247%		2,100	8	13	(5)
Qatar Government International Bond	MYC	1.000%	06/20/2016	1.031%		2,000	(2)	3	(5)
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GST	1.000%	09/20/2012	0.569%		17,000	42	(152)	194

							$256	$(224)	$480

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.075%	01/02/2013	DUB	BRL	119,700	$1,792	$0	$1,792
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		144,500	775	(79)	854
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		8,600	226	(1)	227
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		23,300	623	18	605
Pay	1-Year BRL-CDI	13.720%	01/02/2017	BOA		18,200	1,312	73	1,239
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS	MXN	350,000	47	35	12

							$4,775	$46	$4,729

(i)	Written options outstanding on March 31, 2012:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus BRL	JPM	BRL	1.900	04/12/2012	$	23,110	$199	$(50)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	77

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$72,810	$685
Sales	2,550	1,549,610	5,807
Closing Buys	(1,377)	(1,195,900)	(3,706)
Expirations	0	(72,810)	(685)
Exercised	(1,173)	(330,600)	(1,902)

Balance at 03/31/2012	0	$23,110	$199

(j)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.306%	08/28/2017	03/31/2011	$1,976	$1,601	0.02%

(k)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.000%	05/01/2042	$13,000	$13,989	$(13,983)
Freddie Mac	6.000%	04/01/2041	2,000	2,194	2,205

				$16,183	$16,188

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	4,525	04/2012	HUS	$0	$(121)	$(121)
Sell		60,268	04/2012	JPM	1,645	0	1,645
Buy		52,288	04/2012	MSC	0	(1,668)	(1,668)
Buy		3,455	04/2012	UAG	0	(107)	(107)
Buy		3,699	06/2012	HUS	0	0	0
Buy		36,965	06/2012	MSC	11	(22)	(11)
Sell		52,288	06/2012	MSC	1,650	0	1,650
Buy		24,565	06/2012	UAG	0	(16)	(16)
Buy	CLP	3,703,125	08/2012	CBK	0	(39)	(39)
Buy		29,786,529	08/2012	MSC	0	(857)	(857)
Buy		30,361,317	08/2012	UAG	0	(1,111)	(1,111)
Buy	CNY	62,000	06/2012	CBK	119	0	119
Sell		44,190	06/2012	CBK	0	(39)	(39)
Buy		552,834	06/2012	DUB	54	(34)	20
Sell		132,240	06/2012	DUB	0	(228)	(228)
Buy		48,317	06/2012	GST	90	0	90
Buy		296,897	06/2012	HUS	297	(7)	290
Buy		85,330	06/2012	JPM	34	(40)	(6)
Buy		32,040	06/2012	MSC	73	0	73
Buy		63,630	06/2012	RYL	75	0	75
Buy		378,764	06/2012	UAG	169	0	169
Sell		96,289	06/2012	UAG	0	(56)	(56)
Sell		30,784	10/2012	JPM	0	(36)	(36)
Buy		26,555	10/2012	MSC	0	(2)	(2)
Buy		6,235	02/2013	BRC	0	(15)	(15)
Buy		99,102	02/2013	DUB	16	(55)	(39)
Buy		158,225	02/2013	GST	0	(1)	(1)
Buy		453,716	02/2013	JPM	0	(620)	(620)
Sell		55,728	02/2013	MSC	0	(195)	(195)
Buy		25,892	08/2013	DUB	83	0	83
Buy		50,000	04/2014	RYL	0	(312)	(312)
Buy		11,918	09/2015	CBK	0	(141)	(141)
Buy		61,375	09/2015	DUB	0	(515)	(515)
Buy		29,900	04/2016	DUB	0	(349)	(349)
Buy	COP	18,120,000	07/2012	BRC	22	0	22
Buy		55,954,295	07/2012	CBK	1,505	0	1,505
Buy		7,598,031	07/2012	DUB	11	0	11
Buy		78,271,657	07/2012	JPM	1,717	(6)	1,711

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	COP	37,948,250	07/2012	MSC	$34	$0	$34
Buy	CZK	54,117	05/2012	BRC	11	0	11
Buy		154,363	05/2012	CBK	4	0	4
Sell		254,610	05/2012	CBK	0	(49)	(49)
Buy		1,922,871	05/2012	DUB	3,137	0	3,137
Buy		102,055	05/2012	GST	221	0	221
Buy		3,617,051	05/2012	HUS	1,081	0	1,081
Sell		154,269	05/2012	HUS	0	(28)	(28)
Buy		1,922,871	05/2012	JPM	2,974	0	2,974
Sell		314,581	05/2012	JPM	0	(50)	(50)
Buy		1,378,787	05/2012	MSC	2,955	0	2,955
Sell	EUR	6,585	04/2012	BRC	73	(14)	59
Buy		64,095	04/2012	CBK	924	0	924
Sell		20,916	04/2012	CBK	0	(576)	(576)
Sell		11,269	04/2012	DUB	0	(20)	(20)
Sell		936	04/2012	GST	0	(56)	(56)
Sell		57,950	04/2012	HUS	0	(513)	(513)
Sell		5,231	04/2012	JPM	0	(42)	(42)
Sell		740	04/2012	RBC	0	(17)	(17)
Sell		6,881	04/2012	UAG	0	(91)	(91)
Sell		57,950	05/2012	CBK	0	(588)	(588)
Sell		1,246	06/2012	BRC	0	(25)	(25)
Sell		5,766	06/2012	RBC	0	(150)	(150)
Buy	GBP	1,499	04/2012	BRC	49	0	49
Buy		3,094	04/2012	DUB	48	0	48
Sell		2,647	04/2012	DUB	0	(81)	(81)
Sell		1,946	04/2012	GST	0	(63)	(63)
Sell		3,094	05/2012	DUB	0	(48)	(48)
Buy	HKD	38,761	05/2012	CBK	0	(8)	(8)
Buy		3,132,210	05/2012	HUS	0	(614)	(614)
Buy		1,459,178	05/2012	JPM	0	(277)	(277)
Sell	HUF	6,542,521	05/2012	DUB	0	(131)	(131)
Sell		3,738,751	05/2012	FBF	0	(76)	(76)
Buy		6,488,962	05/2012	HUS	3,250	0	3,250
Buy	IDR	91,300,000	07/2012	CBK	0	(113)	(113)
Buy		349,077,786	07/2012	DUB	86	0	86
Buy		483,715,424	07/2012	HUS	7	(1,739)	(1,732)
Buy		71,445,000	07/2012	JPM	0	(263)	(263)
Buy		23,660,000	07/2012	MSC	0	(38)	(38)
Buy		992,372,665	07/2012	UAG	2,123	0	2,123
Buy		43,067,640	01/2013	DUB	0	(122)	(122)
Sell	ILS	10,407	07/2012	BRC	0	(32)	(32)
Sell		11,528	07/2012	CBK	0	(94)	(94)
Buy		566,708	07/2012	DUB	5,231	0	5,231
Sell		35,099	07/2012	DUB	0	(40)	(40)
Buy		15,188	07/2012	HUS	77	0	77
Sell		32,567	07/2012	HUS	0	(104)	(104)
Buy		182,116	07/2012	JPM	1,165	0	1,165
Buy		18,225	07/2012	MSC	62	0	62
Buy	INR	3,314,752	07/2012	BRC	0	(2,512)	(2,512)
Buy		939,680	07/2012	CBK	0	(22)	(22)
Buy		2,423,412	07/2012	DUB	167	(11)	156
Buy		1,216,350	07/2012	HUS	14	(87)	(73)
Buy		258,100	07/2012	JPM	0	(135)	(135)
Buy		424,369	07/2012	MSC	0	(176)	(176)
Buy		4,308,122	07/2012	UAG	363	(43)	320
Sell	JPY	3,800,000	04/2012	UAG	3,412	0	3,412
Sell		9,530,000	05/2012	CBK	8,826	0	8,826
Sell		2,668,587	06/2012	BRC	217	0	217
Buy		9,501	06/2012	CBK	0	0	0
Buy	KRW	1,298,278	07/2012	DUB	0	(4)	(4)
Buy		66,012,731	07/2012	FBF	0	(519)	(519)
Buy		1,009,282	07/2012	JPM	0	(3)	(3)
Buy		5,334,341	07/2012	MSC	0	(39)	(39)
Buy		2,272,500	07/2012	UAG	0	(4)	(4)
Sell	MXN	36,524	05/2012	BRC	21	0	21
Sell		827,794	05/2012	UAG	0	(329)	(329)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	79

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	440,599	06/2012	BRC	$111	$(101)	$10
Sell		260,260	06/2012	BRC	49	(3)	46
Buy		96,044	06/2012	CBK	56	0	56
Sell		27,860	06/2012	CBK	19	0	19
Buy		716,534	06/2012	DUB	98	(3)	95
Sell		143,757	06/2012	DUB	89	0	89
Buy		10,438	06/2012	HUS	2	0	2
Sell		390,864	06/2012	HUS	0	(107)	(107)
Buy		4,490,611	06/2012	JPM	1,931	0	1,931
Sell		179,254	06/2012	JPM	0	(15)	(15)
Buy		1,966,524	06/2012	MSC	575	0	575
Buy		734,718	06/2012	UAG	37	(170)	(133)
Sell		131,620	06/2012	UAG	0	(115)	(115)
Buy	MYR	3,631	04/2012	BRC	0	(16)	(16)
Sell		19,353	04/2012	BRC	0	(43)	(43)
Buy		73,474	04/2012	CBK	162	(51)	111
Buy		1,781	04/2012	DUB	13	0	13
Sell		1,583	04/2012	DUB	0	(16)	(16)
Buy		15,150	04/2012	HUS	0	(58)	(58)
Buy		6,064	04/2012	JPM	0	(22)	(22)
Sell		31,345	04/2012	JPM	0	(445)	(445)
Buy		31,164	04/2012	MSC	0	(121)	(121)
Buy		70,766	04/2012	UAG	0	(217)	(217)
Buy	PEN	231,297	07/2012	BRC	1,314	0	1,314
Buy		72,547	07/2012	MSC	399	0	399
Buy	PHP	773,921	06/2012	CBK	51	0	51
Buy		777,991	06/2012	DUB	0	(160)	(160)
Buy		4,840,188	06/2012	JPM	0	(348)	(348)
Buy		502,035	06/2012	UAG	0	(46)	(46)
Buy	PLN	96,075	05/2012	BRC	244	(90)	154
Sell		66,174	05/2012	BRC	0	(101)	(101)
Buy		264,547	05/2012	CBK	3,957	0	3,957
Buy		1,224,553	05/2012	DUB	11,296	(60)	11,236
Sell		58,291	05/2012	DUB	0	(75)	(75)
Buy		195,672	05/2012	JPM	2,980	0	2,980
Buy		31,280	05/2012	MSC	18	0	18
Sell		78,777	05/2012	MSC	0	(84)	(84)
Buy		15,844	05/2012	RBC	3	(22)	(19)
Sell		25,761	05/2012	UAG	0	(6)	(6)
Buy	RON	137,870	05/2012	BRC	403	0	403
Buy		159,378	05/2012	CBK	373	(8)	365
Buy		30,867	05/2012	DUB	0	(168)	(168)
Sell		27,689	05/2012	DUB	2	0	2
Buy		302,186	05/2012	HUS	292	(85)	207
Buy	RUB	502,836	06/2012	BRC	68	0	68
Buy		1,620,211	06/2012	CBK	566	0	566
Buy		497,707	06/2012	DUB	6	0	6
Buy		496,265	06/2012	HUS	67	0	67
Buy		1,973,559	06/2012	JPM	596	0	596
Buy		495,599	06/2012	MSC	45	0	45
Buy	SGD	275,907	05/2012	BRC	1	(796)	(795)
Buy		4,975	05/2012	CBK	3	(2)	1
Sell		2,135	05/2012	CBK	4	0	4
Buy		272,875	05/2012	DUB	0	(1,712)	(1,712)
Buy		20,931	05/2012	HUS	6	(4)	2
Buy		29,540	05/2012	JPM	0	(49)	(49)
Buy		12,570	05/2012	MSC	0	0	0
Buy		221,767	05/2012	UAG	36	(545)	(509)
Sell		20,016	05/2012	UAG	49	0	49
Buy	THB	2,044,604	05/2012	CBK	0	(184)	(184)
Buy		648,326	05/2012	DUB	3	0	3
Sell		140,022	05/2012	DUB	4	0	4
Buy		61,400	05/2012	HUS	0	(15)	(15)
Sell		40,191	05/2012	HUS	1	0	1
Buy	TRY	255,495	04/2012	DUB	5,258	0	5,258
Sell		12,522	04/2012	DUB	0	(4)	(4)
Buy		9,417	04/2012	GST	253	0	253

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TRY	68,009	04/2012	HUS	$682	$(58)	$624
Sell		44,863	04/2012	HUS	8	0	8
Buy		666,794	04/2012	JPM	17,862	0	17,862
Sell		30,286	04/2012	JPM	0	(21)	(21)
Sell		30,070	04/2012	MSC	0	(11)	(11)
Buy	TWD	1,560,500	04/2012	BRC	1,230	0	1,230
Buy		2,779,744	04/2012	DUB	1,082	(19)	1,063
Buy		244,496	04/2012	HUS	26	0	26
Buy		599,706	04/2012	JPM	439	0	439
Buy	ZAR	74,850	04/2012	BRC	228	(25)	203
Buy		494,927	04/2012	CBK	3,607	(153)	3,454
Buy		42,307	04/2012	DUB	195	0	195
Sell		171,616	04/2012	DUB	0	(51)	(51)
Buy		310,801	04/2012	HUS	608	(192)	416
Sell		129,972	04/2012	HUS	0	(33)	(33)
Buy		152,279	04/2012	JPM	754	(94)	660
Sell		856,024	04/2012	JPM	623	0	623
Buy		13,000	04/2012	UAG	16	0	16
Buy		1,491,695	07/2012	DUB	13,945	0	13,945
Sell		15,753	07/2012	DUB	0	(16)	(16)

					$116,848	$(23,278)	$93,570

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$38,037	$0	$38,037
Barbados
Corporate Bonds & Notes	0	7,277	0	7,277
Bermuda
Corporate Bonds & Notes	0	8,220	0	8,220
Brazil
Corporate Bonds & Notes	0	130,637	13,506	144,143
Sovereign Issues	0	204,937	0	204,937
Canada
Corporate Bonds & Notes	0	26,182	0	26,182
Cayman Islands
Asset-Backed Securities	0	1,179	4,422	5,601
Corporate Bonds & Notes	0	10,835	0	10,835
Chile
Corporate Bonds & Notes	0	37,130	0	37,130
China
Sovereign Issues	0	3,491	0	3,491
Colombia
Sovereign Issues	0	46,250	0	46,250
Curacao
Corporate Bonds & Notes	0	32,829	0	32,829
Egypt
Bank Loan Obligations	0	2,312	0	2,312
Corporate Bonds & Notes	0	97	0	97
France
Corporate Bonds & Notes	0	14,710	0	14,710
Germany
Corporate Bonds & Notes	0	158,058	0	158,058
Guatemala
Sovereign Issues	0	5,273	0	5,273
Hungary
Sovereign Issues	0	804	0	804
India
Corporate Bonds & Notes	0	16,392	0	16,392
Indonesia
Sovereign Issues	0	41,751	0	41,751

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Ireland
Corporate Bonds & Notes	$0	$189,598	$0	$189,598
Sovereign Issues	0	414	0	414
Kazakhstan
Corporate Bonds & Notes	0	208,064	0	208,064
Luxembourg
Corporate Bonds & Notes	0	356,836	0	356,836
Malaysia
Corporate Bonds & Notes	0	25,823	0	25,823
Mexico
Corporate Bonds & Notes	0	83,899	0	83,899
Sovereign Issues	0	113,142	0	113,142
Netherlands
Corporate Bonds & Notes	0	87,739	0	87,739
Panama
Sovereign Issues	0	52,641	0	52,641
Philippines
Sovereign Issues	0	11,274	0	11,274
Poland
Sovereign Issues	0	215,960	0	215,960
Qatar
Corporate Bonds & Notes	0	85,563	0	85,563
Sovereign Issues	0	21,914	0	21,914
Russia
Corporate Bonds & Notes	0	50,728	0	50,728
Sovereign Issues	0	45,423	0	45,423
Singapore
Corporate Bonds & Notes	0	3,771	0	3,771
South Africa
Sovereign Issues	0	334,243	0	334,243
South Korea
Corporate Bonds & Notes	0	86,601	51,231	137,832
Sovereign Issues	0	67,740	0	67,740
Sri Lanka
Sovereign Issues	0	2,058	0	2,058
Thailand
Sovereign Issues	0	5,162	0	5,162
Tunisia
Sovereign Issues	0	76,007	0	76,007

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	81

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Turkey
Sovereign Issues	$0	$14,830	$0	$14,830
United Arab Emirates
Corporate Bonds & Notes	0	212	0	212
Sovereign Issues	0	26,352	0	26,352
United Kingdom
Corporate Bonds & Notes	0	112,805	0	112,805
United States
Asset-Backed Securities	0	5,045	0	5,045
Bank Loan Obligations	0	904	0	904
Corporate Bonds & Notes	0	247,180	0	247,180
Mortgage-Backed Securities	0	12,890	0	12,890
U.S. Government Agencies	0	13,070	0	13,070
U.S. Treasury Obligations	0	4,939	0	4,939
Venezuela
Corporate Bonds & Notes	0	3,769	0	3,769
Sovereign Issues	0	201	0	201
Virgin Islands (British)
Corporate Bonds & Notes	0	35,007	0	35,007
Short-Term Instruments
Certificates of Deposit	0	100,302	0	100,302
Repurchase Agreements	0	9,857	0	9,857
Short-Term Notes	0	55,006	13,746	68,752

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Japan Treasury Bills	$0	$161,034	$0	$161,034
Mexico Treasury Bills	0	174,391	0	174,391
U.S. Treasury Bills	0	1,529	0	1,529
PIMCO Short-Term Floating NAV Portfolios	2,203,201	0	0	2,203,201
	$2,203,201	$3,890,324	$82,905	$6,176,430

Short Sales, at value	$0	$(16,188)	$0	$(16,188)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	509	0	509
Foreign Exchange Contracts	0	116,848	0	116,848
Interest Rate Contracts	856	6,120	0	6,976
	$856	$123,477	$0	$124,333

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(29)	0	(29)
Foreign Exchange Contracts	0	(23,328)	0	(23,328)
	$0	$(23,357)	$0	$(23,357)

Totals	$2,204,057	$3,974,256	$82,905	$6,261,218

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
Brazil
Corporate Bonds & Notes	$12,938	$704	$0	$(29)	$0	$(107)	$0	$0	$13,506	$(107)
Cayman Islands
Asset-Backed Securities	4,469	0	0	18	0	(65)	0	0	4,422	(65)
India
Corporate Bonds & Notes	5,071	493	(283)	2	(17)	(69)	0	(5,197)	0	0
Mexico
Bank Loan Obligations	10,864	0	(10,950)	0	0	86	0	0	0	0
South Korea
Corporate Bonds & Notes	50,090	51,156	(64,000)	7	13,910	68	0	0	51,231	68
Short-Term Instruments
Short-Term Notes	0	13,749	0	27	0	(30)	0	0	13,746	(30)

Totals	$83,432	$66,102	$(75,233)	$25	$(13,893)	$(117)	$0	$(5,197)	$82,905	$(134)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$813	$813
Unrealized appreciation on foreign currency contracts	0	0	0	116,848	0	116,848
Unrealized appreciation on OTC swap agreements	0	509	0	0	4,729	5,238

	$0	$509	$0	$116,848	$5,542	$122,899

Liabilities:
Written options outstanding	$0	$0	$0	$50	$0	$50
Unrealized depreciation on foreign currency contracts	0	0	0	23,278	0	23,278
Unrealized depreciation on OTC swap agreements	0	29	0	0	0	29

	$0	$29	$0	$23,328	$0	$23,357

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$(461)	$890	$429
Net realized gain on futures contracts	0	0	0	0	443	443
Net realized gain on written options	0	0	0	685	2,546	3,231
Net realized gain (loss) on swaps	0	492	0	0	(12,877)	(12,385)
Net realized (loss) on foreign currency transactions	0	0	0	(141,122)	0	(141,122)

	$0	$492	$0	$(140,898)	$(8,998)	$(149,404)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$856	$856
Net change in unrealized (depreciation) on written options	0	0	0	(292)	0	(292)
Net change in unrealized appreciation on swaps	0	402	0	0	5,844	6,246
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	18,350	0	18,350

	$0	$402	$0	$18,058	$6,700	$25,160

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $856 and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,391 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,294	$(1,210)	$84
BPS	260	(240)	20
BRC	359	769	1,128
CBK	18,176	(15,330)	2,846
DUB	38,710	(31,080)	7,630
FBF	(595)	760	165
GST	486	(1,470)	(984)
HUS	4,098	(2,760)	1,338
JPM	30,240	(27,780)	2,460
MSC	2,609	(5,850)	(3,241)
MYC	(12)	(20)	(32)
RBC	(186)	0	(186)
RYL	(237)	265	28
UAG	3,349	(1,390)	1,959

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	83

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 1.4%
Commonwealth Bank of Australia
0.754% due 09/17/2014		$12,200	$12,273
1.000% due 07/12/2013		14,800	14,875
ING Bank Australia Ltd.
5.073% due 06/24/2014	AUD	10,000	10,445
5.750% due 06/24/2014		4,200	4,476
Macquarie Bank Ltd.
3.300% due 07/17/2014		$1,300	1,372
National Australia Bank Ltd.
3.375% due 07/08/2014		2,900	3,066
Suncorp-Metway Ltd.
4.900% due 09/11/2013	AUD	17,400	18,057
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$1,100	1,134
Westpac Banking Corp.
2.450% due 11/28/2016		100	101
2.900% due 09/10/2014		600	629

			66,428

MORTGAGE-BACKED SECURITIES 0.5%
Crusade Global Trust
4.530% due 08/14/2037	AUD	8,128	8,166
Medallion Trust
0.621% due 05/25/2035		$1,913	1,903
Puma Finance Ltd.
0.563% due 02/21/2038		2,414	2,325
4.770% due 08/22/2037	AUD	4,008	4,005
4.885% due 07/12/2036		1,005	1,009
Superannuation Members Home Loan Programme
5.885% due 09/09/2041		491	510
Torrens Trust
1.411% due 10/15/2036	EUR	828	1,085
4.787% due 10/19/2038	AUD	4,380	4,398

			23,401

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp.
6.000% due 02/01/2018		3,300	3,682
6.000% due 03/01/2022		6,700	7,564

			11,246

Total Australia (Cost $92,701)			101,075

CANADA 1.2%

CORPORATE BONDS & NOTES 0.5%
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		$4,700	4,900
Citigroup Finance Canada, Inc.
5.500% due 05/21/2013	CAD	3,900	4,032
Master Credit Card Trust
5.297% due 08/21/2012		5,500	5,600
National Bank of Canada
2.200% due 10/19/2016		$10,300	10,589

			25,121

SOVEREIGN ISSUES 0.7%
Province of British Columbia Canada
4.300% due 06/18/2042	CAD	3,100	3,551
Province of Ontario Canada
4.000% due 06/02/2021		4,900	5,301
6.200% due 06/02/2031		2,000	2,740
Province of Quebec Canada
4.250% due 12/01/2021		10,000	10,977

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/01/2041	CAD	5,200	$6,438
6.000% due 10/01/2029		2,000	2,638

			31,645

Total Canada (Cost $54,904)			56,766

CAYMAN ISLANDS 1.1%

ASSET-BACKED SECURITIES 0.7%
ARES CLO Ltd.
0.831% due 04/20/2017		$642	636
Babson CLO Ltd.
0.823% due 11/15/2016		2,725	2,683
Blackrock Senior Income Series Corp.
0.801% due 04/20/2019		1,494	1,410
Denali Capital CLO Ltd.
0.844% due 08/23/2016		333	330
Duane Street CLO
0.773% due 11/08/2017		4,367	4,266
First CLO Ltd.
0.784% due 12/14/2016		368	364
Galaxy CLO Ltd.
0.800% due 04/25/2019		3,452	3,287
Hillmark Funding
0.743% due 05/21/2021		8,200	7,640
Hudson Straits CLO Ltd.
0.947% due 10/15/2016		755	752
ING Investment Management
0.758% due 12/01/2017		1,277	1,224
Katonah Ltd.
0.933% due 05/18/2015		1,069	1,061
Octagon Investment Partners Ltd.
0.791% due 11/28/2018		5,000	4,795
Pacifica CDO Ltd.
0.819% due 01/26/2020		1,530	1,453
0.853% due 02/15/2017		1,782	1,764
0.864% due 05/13/2016		678	669
Sagamore CLO Ltd.
1.107% due 10/15/2015		588	582
Venture CDO Ltd.
1.087% due 11/26/2014		291	290
Wind River CLO Ltd.
0.804% due 12/19/2016		1,959	1,891

			35,097

CORPORATE BONDS & NOTES 0.4%
Transocean, Inc.
4.950% due 11/15/2015		16,100	17,229

Total Cayman Islands (Cost $51,402)			52,326

DENMARK 0.3%

CORPORATE BONDS & NOTES 0.0%
Realkredit Danmark A/S
2.080% due 01/01/2038	DKK	4,792	849

SOVEREIGN ISSUES 0.3%
Denmark Government International Bond
3.000% due 11/15/2021		69,100	13,680

Total Denmark (Cost $13,413)			14,529

FRANCE 4.4%

CORPORATE BONDS & NOTES 4.4%
BNP Paribas Home Loan SFH
2.250% due 10/01/2012	EUR	3,000	4,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 05/28/2013	EUR	3,100	$4,312
Cie de Financement Foncier
1.625% due 07/23/2012		$37,200	37,251
2.500% due 09/16/2015		13,300	13,468
4.500% due 01/09/2013	EUR	3,000	4,112
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		$16,600	16,279
Credit Agricole S.A.
2.625% due 01/21/2014		600	587
Dexia Credit Local
2.000% due 03/05/2013		250	247
Dexia Credit Local S.A.
1.033% due 04/29/2014		8,350	7,788
1.390% due 01/14/2013	GBP	3,600	5,759
2.750% due 01/10/2014		$72,000	69,975
2.750% due 04/29/2014		32,500	31,746
GCE Covered Bonds S.A.
2.125% due 06/03/2014	EUR	1,100	1,491
Vivendi S.A.
5.750% due 04/04/2013		$6,740	6,993
6.625% due 04/04/2018		7,000	7,872

Total France (Cost $213,207)			211,909

GERMANY 18.5%

BANK LOAN OBLIGATIONS 0.2%
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	6,700	8,979
Kabel Deutschland Vertrieb und Service GmbH
3.673% due 03/31/2014		350	467

			9,446

CORPORATE BONDS & NOTES 9.8%
FMS Wertmanagement AoR
1.166% due 02/18/2015		8,500	11,405
1.266% due 06/16/2014	GBP	5,200	8,311
2.375% due 12/15/2014	EUR	79,300	110,184
2.750% due 06/03/2016		15,100	21,209
3.375% due 06/17/2021		26,100	37,553
IKB Deutsche Industriebank AG
2.125% due 09/10/2012		13,600	18,256
KFW
5.500% due 02/09/2022	AUD	15,600	16,513
Kreditanstalt fuer Wiederaufbau
0.917% due 03/04/2013	EUR	6,300	8,436
1.250% due 06/17/2013		3,050	4,112
1.375% due 02/21/2017		28,600	38,151
2.000% due 09/07/2016		19,500	26,927
2.125% due 04/11/2014		28,500	39,251
2.750% due 09/07/2015	GBP	20,000	33,528
3.875% due 07/04/2013	EUR	4,800	6,677
5.500% due 06/05/2014	AUD	5,700	6,051
6.000% due 08/20/2020		3,000	3,295
6.250% due 05/19/2021		18,000	20,111
Landesbank Baden-Wuerttemberg
4.500% due 10/05/2012	EUR	4,400	5,975
Landwirtschaftliche Rentenbank
3.750% due 04/12/2013		3,000	4,138
5.500% due 03/09/2020	AUD	25,500	26,706
5.500% due 03/29/2022		20,000	20,749
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,500	2,131

			469,669

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 8.5%
Republic of Germany
4.000% due 01/04/2018	EUR	30,000	$46,647
4.750% due 07/04/2028		15,700	27,265
5.500% due 01/04/2031 (h)		59,600	114,623
5.625% due 01/04/2028		23,900	45,040
6.250% due 01/04/2030		2,840	5,814
6.500% due 07/04/2027		82,600	167,855
State of North Rhine-Westphalia
3.500% due 03/15/2013		1,300	1,779
4.000% due 02/14/2014		100	141

			409,164

Total Germany (Cost $900,784)			888,279

IRELAND 0.7%

ASSET-BACKED SECURITIES 0.2%
Dryden Leveraged Loan CDO
1.413% due 08/08/2022	EUR	3,100	3,772
Magi Funding PLC
2.015% due 04/11/2021		5,577	7,018

			10,790

CORPORATE BONDS & NOTES 0.5%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		8,200	11,599
4.250% due 01/18/2017		6,000	8,809
4.375% due 01/18/2022		1,000	1,527
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049		200	270

			22,205

MORTGAGE-BACKED SECURITIES 0.0%
Emerald Mortgages PLC
0.597% due 07/15/2048		1,560	1,297

Total Ireland (Cost $35,050)			34,292

ITALY 0.4%

ASSET-BACKED SECURITIES 0.0%
Agrisecurities SRL
1.070% due 12/08/2023	EUR	123	161
Asset-Backed European Securitisation Transaction SRL
1.352% due 09/21/2020		184	246
Locat Securitisation Vehicle SRL
1.082% due 12/12/2024		492	650

			1,057

CORPORATE BONDS & NOTES 0.4%
Intesa Sanpaolo SpA
2.892% due 02/24/2014		$4,800	4,684
6.500% due 02/24/2021		14,600	14,124

			18,808

Total Italy (Cost $20,405)			19,865

JAPAN 0.4%

SOVEREIGN ISSUES 0.4%
Japan Government International Bond
0.100% due 10/15/2012	JPY	81,000	979
2.500% due 09/20/2036		1,240,000	16,854

Total Japan (Cost $14,282)			17,833

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	9,000	$9,933

Total Jersey, Channel Islands (Cost $12,232)			9,933

LUXEMBOURG 0.3%

ASSET-BACKED SECURITIES 0.1%
Penta CLO S.A.
1.917% due 06/04/2024	EUR	2,518	3,016

CORPORATE BONDS & NOTES 0.2%
Europaeische Hypothekenbank S.A.
4.005% due 06/13/2014		$6,200	6,355
Sunrise Communications International S.A.
7.000% due 12/31/2017	EUR	1,100	1,570

			7,925

Total Luxembourg (Cost $11,021)			10,941

MEXICO 0.4%

SOVEREIGN ISSUES 0.4%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	138,600	11,263
10.000% due 12/05/2024		56,000	5,732

Total Mexico (Cost $15,717)			16,995

NETHERLANDS 4.8%

ASSET-BACKED SECURITIES 0.6%
Chapel BV
1.705% due 11/17/2064	EUR	1,099	894
Eurocredit CDO BV
1.658% due 02/22/2020		3,337	4,258
Globaldrive BV
1.208% due 04/20/2019		4,327	5,773
2.058% due 04/20/2018		1,488	2,011
Grosvenor Place CLO BV
1.350% due 07/20/2021	GBP	6,722	10,232
1.454% due 07/20/2021	EUR	4,053	5,123
Jubilee CDO BV
2.165% due 10/15/2019		1,784	2,315

			30,606

CORPORATE BONDS & NOTES 2.1%
ABN AMRO Bank NV
3.250% due 01/18/2013		8,100	11,025
Achmea Hypotheekbank NV
0.887% due 11/03/2014		$6,600	6,537
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	14,900	20,906
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$7,100	8,077
10.500% due 03/25/2014		600	683
GMAC International Finance BV
7.500% due 04/21/2015	EUR	2,100	2,885
ING Bank NV
2.250% due 08/31/2015		2,500	3,427
2.500% due 01/14/2016		$14,000	14,230
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	4,500	6,296
NIBC Bank NV
0.864% due 12/02/2014		$17,600	17,438

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.800% due 12/02/2014		$400	$415
3.500% due 04/07/2014	EUR	3,000	4,203
Rabobank Group
11.000% due 12/29/2049		$1,000	1,276
Ziggo Finance BV
6.125% due 11/15/2017	EUR	1,700	2,398

			99,796

MORTGAGE-BACKED SECURITIES 0.1%
Arena BV
0.982% due 12/17/2064		2,386	3,154

SOVEREIGN ISSUES 2.0%
Netherlands Government Bond
4.000% due 07/15/2018		19,300	29,314
4.000% due 07/15/2019		11,100	16,973
4.500% due 07/15/2017		31,300	48,231

			94,518

Total Netherlands (Cost $225,875)			228,074

NEW ZEALAND 3.2%

SOVEREIGN ISSUES 3.2%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	89,500	78,359
5.500% due 04/15/2023		28,600	25,932
6.000% due 12/15/2017		7,200	6,609
6.000% due 05/15/2021		45,500	42,626

Total New Zealand (Cost $139,113)			153,526

NORWAY 1.1%

CORPORATE BONDS & NOTES 1.1%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	2,800	3,810
Eksportfinans ASA
0.783% due 10/07/2013		$1,600	1,515
0.890% due 06/16/2015	JPY	300,000	3,106
1.600% due 03/20/2014		144,000	1,619
2.000% due 09/15/2015		$5,500	4,884
2.375% due 05/25/2016		10,000	8,821
3.000% due 11/17/2014		14,400	13,650
4.750% due 06/11/2013	EUR	1,550	2,094
Nordea Eiendomskreditt A/S
1.003% due 04/07/2015		$15,800	15,361

Total Norway (Cost $54,745)			54,860

SOUTH KOREA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	5,300	7,328

SOVEREIGN ISSUES 0.0%
Korea Housing Finance Corp.
4.125% due 12/15/2015		$600	634

Total South Korea (Cost $8,805)			7,962

SPAIN 1.9%

CORPORATE BONDS & NOTES 0.1%
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$5,500	5,373

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	85

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.8%
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013	EUR	1,800	$2,454
Instituto de Credito Oficial
2.567% due 03/25/2014		38,100	49,909
4.000% due 12/08/2014	GBP	4,000	6,345
4.375% due 03/31/2014	EUR	1,200	1,641
4.500% due 07/08/2014		10,700	14,667
Spain Government International Bond
3.625% due 06/17/2013		$9,300	9,400

			84,416

Total Spain (Cost $93,164)			89,789

SUPRANATIONAL 2.4%

CORPORATE BONDS & NOTES 2.4%
African Development Bank
5.250% due 03/23/2022	AUD	3,100	3,247
European Union
2.375% due 10/04/2018	EUR	4,700	6,404
2.500% due 12/04/2015		17,200	24,019
2.750% due 06/03/2016		12,700	17,845
3.125% due 01/27/2015		11,900	16,822
3.250% due 11/07/2014		1,650	2,336
3.250% due 04/04/2018		26,300	37,673
3.375% due 05/10/2019		1,000	1,433
Inter-American Development Bank
6.000% due 02/26/2021	AUD	4,900	5,469

Total Supranational (Cost $116,491)			115,248

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.6%
Stadshypotek AB
1.020% due 09/30/2013		$14,500	14,489
1.450% due 09/30/2013		14,100	14,231

Total Sweden (Cost $28,599)			28,720

SWITZERLAND 0.1%

CORPORATE BONDS & NOTES 0.1%
Tyco International Ltd.
7.000% due 12/15/2019		$4,250	5,223

Total Switzerland (Cost $4,426)			5,223

UNITED KINGDOM 14.3%

ASSET-BACKED SECURITIES 0.0%
Bumper S.A.
2.353% due 06/20/2022	EUR	73	98

CORPORATE BONDS & NOTES 3.7%
Abbey National Treasury Services PLC
2.500% due 03/18/2014		1,500	2,030
3.125% due 06/30/2015		35,200	48,626
Bank of Scotland PLC
4.375% due 07/13/2016		2,500	3,620
4.500% due 10/23/2013		600	839
5.250% due 07/24/2012	AUD	6,000	6,227
Barclays Bank PLC
6.050% due 12/04/2017		$5,300	5,474
10.179% due 06/12/2021		4,940	5,859
BP Capital Markets PLC
3.100% due 10/07/2014	EUR	900	1,247
3.125% due 10/01/2015		$7,100	7,511
3.830% due 10/06/2017	EUR	500	720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
British Sky Broadcasting Group PLC
6.100% due 02/15/2018		$4,300	$5,049
HBOS PLC
6.750% due 05/21/2018		4,300	4,040
LBG Capital PLC
6.385% due 05/12/2020	EUR	200	211
7.375% due 03/12/2020		400	440
7.875% due 11/01/2020		$1,100	1,001
8.000% due 12/29/2049		500	435
8.500% due 12/29/2049		17,858	14,644
Lloyds TSB Bank PLC
2.911% due 01/24/2014		3,600	3,588
4.875% due 01/21/2016		3,600	3,735
5.800% due 01/13/2020		800	823
12.000% due 12/29/2049		6,000	6,284
Nationwide Building Society
2.875% due 09/14/2015	EUR	3,700	5,118
5.500% due 07/18/2012		$26,800	27,166
Pearson Dollar Finance PLC
5.500% due 05/06/2013		2,500	2,618
5.700% due 06/01/2014		6,800	7,358
Rexam PLC
6.750% due 06/01/2013		1,000	1,046
Royal Bank of Scotland Group PLC
2.750% due 08/18/2014	EUR	2,700	3,674
5.138% due 02/17/2017	AUD	2,100	1,653
6.666% due 04/29/2049	CAD	4,700	3,543
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,100	1,172

			175,751

MORTGAGE-BACKED SECURITIES 1.4%
Eurosail PLC
1.054% due 03/13/2045	EUR	588	647
Granite Mortgages PLC
1.416% due 09/20/2044	GBP	1,831	2,830
Holmes Master Issuer PLC
2.631% due 10/15/2054	EUR	13,700	18,357
Mansard Mortgages PLC
1.689% due 12/15/2049	GBP	6,369	8,758
Newgate Funding PLC
1.476% due 12/15/2050	EUR	12,800	14,228
2.126% due 12/15/2050		2,400	1,672
2.289% due 12/15/2050	GBP	3,100	2,832
2.376% due 12/15/2050	EUR	4,000	2,214
Opera Finance PLC
1.435% due 01/15/2015		4,350	4,119
RMAC Securities PLC
0.624% due 06/12/2044		$488	403
1.052% due 06/12/2044	EUR	4,521	5,104
1.210% due 06/12/2044	GBP	800	1,052
Southern Pacific Financing PLC
1.640% due 12/10/2042		456	432
Windermere CMBS PLC
1.340% due 04/24/2017		3,481	4,863

			67,511

SOVEREIGN ISSUES 9.2%
United Kingdom Gilt
3.750% due 09/07/2019		8,400	15,400
3.750% due 09/07/2020		7,900	14,455
3.750% due 09/07/2021		41,700	76,064
4.000% due 03/07/2022		26,200	48,604
4.250% due 12/07/2027		11,700	22,053
4.250% due 06/07/2032		23,300	43,362
4.250% due 03/07/2036		1,900	3,525

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 09/07/2039	GBP	13,800	$25,631
4.250% due 12/07/2040		34,300	63,751
4.750% due 12/07/2030		50,800	100,626
4.750% due 12/07/2038		6,500	13,037
6.000% due 12/07/2028		6,300	14,311

			440,819

Total United Kingdom (Cost $645,676)			684,179

UNITED STATES 41.8%

ASSET-BACKED SECURITIES 1.0%
ACE Securities Corp.
0.292% due 12/25/2036		$6	6
Amortizing Residential Collateral Trust
0.822% due 07/25/2032		8	6
0.942% due 10/25/2031		3	3
Asset-Backed Funding Certificates
0.592% due 06/25/2034		3,978	2,840
Carrington Mortgage Loan Trust
0.562% due 10/25/2035		65	60
CIT Group Home Equity Loan Trust
0.512% due 06/25/2033		36	30
0.822% due 03/25/2033		2	2
Citibank Omni Master Trust
2.342% due 05/16/2016		12,500	12,531
2.992% due 08/15/2018		2,100	2,213
Citigroup Mortgage Loan Trust, Inc.
0.302% due 05/25/2037		1,125	1,084
0.302% due 07/25/2045		2,830	1,936
0.312% due 05/25/2037		550	445
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		281	293
6.681% due 12/01/2033		187	197
Countrywide Asset-Backed Certificates
0.342% due 09/25/2047		426	422
0.422% due 08/25/2036		1,877	1,589
0.422% due 09/25/2036		248	206
0.582% due 12/25/2036		184	77
0.722% due 12/25/2031		12	7
5.103% due 05/25/2035		2,000	1,621
Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032		2	2
Home Equity Asset Trust
0.842% due 11/25/2032		1	1
Home Equity Mortgage Trust
5.500% due 01/25/2037		477	84
Indymac Residential Asset-Backed Trust
0.692% due 08/25/2035		1,000	779
Lehman XS Trust
0.392% due 04/25/2037		2,757	1,554
0.472% due 06/25/2046^		189	12
0.482% due 11/25/2046		502	85
0.562% due 11/25/2046		1,000	82
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		360	290
Merrill Lynch Mortgage Investors, Inc.
0.322% due 09/25/2037		238	51
0.362% due 02/25/2037		67	31
Morgan Stanley ABS Capital
1.187% due 06/25/2034		2,021	1,547
Morgan Stanley Mortgage Loan Trust
0.312% due 01/25/2047		17	15
0.602% due 04/25/2037		762	291
New Century Home Equity Loan Trust
1.127% due 05/25/2034		4,120	3,052
Novastar Home Equity Loan
0.952% due 12/25/2033		354	307

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Plymouth Rock CLO Ltd.
1.998% due 02/16/2019		$625	$623
Popular ABS Mortgage Pass-Through Trust
0.332% due 06/25/2047		1,301	1,123
Renaissance Home Equity Loan Trust
0.742% due 12/25/2033		668	538
Residential Asset Securities Corp.
0.742% due 07/25/2032^		34	19
SACO, Inc.
0.362% due 05/25/2036		66	64
Securitized Asset-Backed Receivables LLC
0.282% due 01/25/2037		110	95
0.292% due 12/25/2036		68	31
SLM Student Loan Trust
1.146% due 09/15/2021	EUR	4,229	5,512
2.060% due 04/25/2023		$2,210	2,272
Soundview Home Equity Loan Trust
0.302% due 11/25/2036		45	13
0.492% due 08/25/2037		3,000	1,063
Structured Asset Investment Loan Trust
0.602% due 10/25/2035		1,779	1,275
Structured Asset Securities Corp.
0.642% due 05/25/2034		8	7
0.822% due 01/25/2033		9	7
1.742% due 04/25/2035		574	484
Washington Mutual Asset-Backed Certificates
0.302% due 10/25/2036		116	73

			46,950

BANK LOAN OBLIGATIONS 0.2%
Springleaf Finance Corp.
5.500% due 05/10/2017		13,000	12,001

CORPORATE BONDS & NOTES 7.2%
Ally Financial, Inc.
3.874% due 06/20/2014		4,600	4,509
6.625% due 05/15/2012		14,452	14,566
8.300% due 02/12/2015		3,000	3,274
American International Group, Inc.
1.388% due 07/19/2013	EUR	1,100	1,441
6.765% due 11/15/2017	GBP	685	1,199
6.797% due 11/15/2017	EUR	2,422	3,529
8.000% due 05/22/2068		12,000	15,629
8.625% due 05/22/2068	GBP	350	557
AutoZone, Inc.
5.875% due 10/15/2012		$1,600	1,642
6.500% due 01/15/2014		100	109
7.125% due 08/01/2018		700	865
Aviation Capital Group Corp.
7.125% due 10/15/2020		300	302
Avnet, Inc.
6.625% due 09/15/2016		500	567
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	21,600	28,818
4.250% due 04/05/2017		800	1,102
Bank of America Corp.
0.832% due 10/14/2016		$1,600	1,395
4.750% due 05/23/2017	EUR	6,000	6,852
5.650% due 05/01/2018		$5,700	6,091
6.500% due 08/01/2016		3,800	4,181
Boston Scientific Corp.
6.400% due 06/15/2016		2,700	3,111
Cardinal Health, Inc.
5.800% due 10/15/2016		1,000	1,157
6.000% due 06/15/2017		1,000	1,146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Corp.
5.700% due 05/15/2014		$1,000	$1,055
CenturyLink, Inc.
6.000% due 04/01/2017		2,800	2,979
CIT Group, Inc.
5.250% due 04/01/2014		10,800	11,084
Citigroup, Inc.
1.107% due 03/05/2014	EUR	1,300	1,692
1.286% due 02/09/2016		5,035	6,226
5.500% due 04/11/2013		$900	934
5.500% due 10/15/2014		700	751
6.000% due 12/13/2013		8,900	9,433
6.125% due 05/15/2018		600	673
6.393% due 03/06/2023	EUR	2,000	2,522
6.400% due 03/27/2013		1,900	2,643
CommonWealth REIT
5.750% due 11/01/2015		$8,250	8,625
Computer Sciences Corp.
6.500% due 03/15/2018		4,350	4,720
CRH America, Inc.
8.125% due 07/15/2018		1,000	1,184
ERAC USA Finance LLC
6.375% due 10/15/2017		1,300	1,493
General Electric Capital Corp.
0.474% due 09/20/2013		400	394
Goldman Sachs Group, Inc.
1.408% due 02/04/2013	EUR	2,000	2,653
1.527% due 02/07/2014		$1,900	1,867
1.575% due 02/02/2015	EUR	2,500	3,156
HCP, Inc.
5.650% due 12/15/2013		$3,000	3,184
6.700% due 01/30/2018		2,900	3,353
International Lease Finance Corp.
5.300% due 05/01/2012		8,000	8,047
6.375% due 03/25/2013		4,450	4,595
6.500% due 09/01/2014		7,000	7,429
6.750% due 09/01/2016		5,700	6,135
Jones Group, Inc.
5.125% due 11/15/2014		8,025	8,186
JPMorgan Chase Capital
6.450% due 01/15/2087		500	503
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013^		4,600	1,380
6.875% due 05/02/2018^		14,600	4,453
Loews Corp.
5.250% due 03/15/2016		800	885
Masco Corp.
5.875% due 07/15/2012		700	705
6.125% due 10/03/2016		8,200	8,675
Maytag Corp.
5.000% due 05/15/2015		2,200	2,278
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014	EUR	6,000	7,605
1.314% due 08/25/2014		600	759
1.361% due 08/09/2013		1,800	2,353
1.398% due 01/31/2014		5,225	6,669
1.558% due 09/27/2012		6,800	9,007
1.645% due 07/22/2014		1,000	1,267
5.450% due 02/05/2013		$1,000	1,028
6.400% due 08/28/2017		3,700	4,039
6.750% due 05/21/2013	EUR	800	1,115
6.875% due 04/25/2018		$1,200	1,335
Morgan Stanley
1.015% due 10/18/2016		500	430
1.321% due 03/01/2013	EUR	1,000	1,320
1.657% due 04/13/2016		100	118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.161% due 01/24/2014		$13,700	$13,336
4.788% due 03/01/2013	AUD	5,200	5,309
Norfolk Southern Corp.
5.257% due 09/17/2014		$1,000	1,101
PPG Industries, Inc.
6.650% due 03/15/2018		4,000	4,862
Puget Energy, Inc.
6.500% due 12/15/2020		2,600	2,856
Qwest Corp.
3.724% due 06/15/2013		1,500	1,525
RBS Capital Trust
4.709% due 12/29/2049		450	284
Regions Financial Corp.
7.750% due 11/10/2014		1,400	1,542
Reynolds American, Inc.
7.250% due 06/01/2013		4,000	4,263
Ryder System, Inc.
5.850% due 03/01/2014		500	539
Sealed Air Corp.
5.625% due 07/15/2013		2,300	2,374
Simon Property Group LP
6.125% due 05/30/2018		1,900	2,239
Spectra Energy Capital LLC
6.200% due 04/15/2018		1,000	1,169
SSIF Nevada LP
1.267% due 04/14/2014		10,000	9,930
State Street Capital Trust
1.474% due 06/01/2077		3,300	2,441
Time Warner Cable, Inc.
5.875% due 11/15/2040		4,100	4,420
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,135
WM Covered Bond Program
4.000% due 11/26/2016	EUR	3,500	4,986
4.375% due 09/16/2014		13,900	19,536

			346,826

MORTGAGE-BACKED SECURITIES 6.7%
Adjustable Rate Mortgage Trust
2.876% due 09/25/2035		$384	311
3.766% due 07/25/2035		843	656
American Home Mortgage Assets LLC
0.432% due 09/25/2046		2,110	1,204
0.472% due 09/25/2046^		372	51
1.079% due 11/25/2046		5,484	2,569
American Home Mortgage Investment Trust
2.240% due 09/25/2045		885	734
2.597% due 10/25/2034		967	896
Banc of America Funding Corp.
2.653% due 02/20/2036		3,097	2,832
5.741% due 01/20/2047		570	353
5.750% due 11/25/2035		680	685
5.933% due 10/20/2046		2,611	1,525
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		28,649	26,808
Banc of America Mortgage Securities, Inc.
2.759% due 09/25/2035		800	600
5.203% due 07/25/2035		121	108
BCAP LLC Trust
0.412% due 01/25/2037^		7,372	3,820
0.981% due 01/26/2047		1,722	1,223
4.531% due 02/26/2036		768	682
5.250% due 02/26/2036		3,387	3,419
5.250% due 04/26/2037		3,654	3,325
5.250% due 08/26/2037		4,000	3,920

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	87

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	$3,873	$3,581
2.400% due 10/25/2035	3,891	3,374
2.570% due 03/25/2035	6,777	6,594
2.656% due 10/25/2033	376	380
2.689% due 10/25/2035	300	292
2.854% due 11/25/2034	1,848	1,545
2.884% due 05/25/2034	274	236
2.926% due 02/25/2034	64	59
3.046% due 05/25/2034	999	966
3.078% due 03/25/2035	1,474	1,459
5.142% due 08/25/2035	2,963	2,914
5.492% due 02/25/2036	916	565
5.703% due 02/25/2033	30	30
Bear Stearns Alt-A Trust
2.755% due 11/25/2035^	139	87
2.762% due 02/25/2036^	5,077	2,297
2.783% due 11/25/2036	4,592	2,545
2.826% due 09/25/2035	3,280	2,185
2.873% due 11/25/2036	2,301	1,261
4.992% due 11/25/2036	1,293	783
5.655% due 08/25/2036^	3,141	1,868
Bella Vista Mortgage Trust
0.492% due 05/20/2045	77	45
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	3,827	3,724
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	1,741	1,645
2.450% due 09/25/2035	1,864	1,642
2.530% due 10/25/2035	6,655	5,539
2.580% due 10/25/2035	3,086	2,768
2.605% due 07/25/2046^	3,535	2,166
2.682% due 08/25/2035	949	897
Citimortgage Alternative Loan Trust
5.750% due 07/25/2022	1,617	1,590
Commercial Mortgage Pass-Through Certificates
0.463% due 02/05/2019	2,700	2,556
0.465% due 12/10/2046 (a)	89,710	741
3.156% due 07/10/2046	8,547	8,930
Community Program Loan Trust
4.500% due 10/01/2018	51	51
Countrywide Alternative Loan Trust
0.437% due 12/20/2046	2,883	1,556
0.442% due 05/25/2036	112	63
0.442% due 06/25/2037	2,696	1,789
0.452% due 05/25/2035	2,529	1,521
0.452% due 03/20/2046	138	73
0.452% due 07/25/2046	2,287	1,434
0.492% due 09/25/2046	1,700	161
0.502% due 07/25/2046	1,300	115
0.522% due 09/20/2046	1,700	148
0.592% due 05/25/2037^	1,535	813
0.592% due 06/25/2037	832	54
0.662% due 12/25/2035	529	154
1.659% due 11/25/2035	1,085	668
2.199% due 11/25/2035	862	548
5.250% due 06/25/2035	567	476
6.000% due 10/25/2032	7	8
6.000% due 01/25/2037^	3,018	2,018
6.000% due 04/25/2037^	2,377	1,461
6.250% due 08/25/2037^	1,086	674
6.500% due 08/25/2032	1,109	1,105
Countrywide Home Loan Mortgage Pass-Through Trust
0.532% due 04/25/2035	174	113
0.562% due 03/25/2035	1,840	1,019
0.572% due 02/25/2035	153	113
0.582% due 02/25/2035	184	132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.582% due 03/25/2036	$767	$243
2.595% due 02/20/2036	1,350	994
2.746% due 11/25/2034	132	109
2.798% due 08/25/2034	228	170
4.179% due 11/19/2033	40	40
4.942% due 11/20/2034	2,607	2,339
5.042% due 01/20/2035	374	372
5.319% due 04/20/2036	854	597
5.576% due 09/25/2047	2,250	1,489
Credit Suisse First Boston Mortgage Securities Corp.
1.392% due 03/25/2034^	297	256
2.434% due 07/25/2033	71	67
2.575% due 08/25/2033	604	599
Credit Suisse Mortgage Capital Certificates
5.311% due 12/15/2039	1,300	1,439
5.786% due 12/18/2049	6,400	7,112
6.500% due 07/26/2036	1,254	502
DBUBS Mortgage Trust
0.246% due 11/10/2046	15,100	279
1.397% due 11/10/2046 (a)	38,680	2,191
Deutsche ALT-A Securities, Inc.
0.342% due 10/25/2036	184	73
5.500% due 12/25/2035^	1,484	1,075
6.300% due 07/25/2036^	1,262	643
Deutsche Mortgage Securities, Inc.
5.248% due 06/26/2035	2,300	2,242
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	392	356
2.731% due 08/25/2035	493	405
GMAC Mortgage Corp. Loan Trust
3.059% due 06/25/2034	105	94
Greenpoint Mortgage Funding Trust
0.422% due 01/25/2037	1,769	957
0.442% due 12/25/2046^	1,379	379
0.452% due 04/25/2036	992	557
0.462% due 06/25/2045	546	370
0.512% due 11/25/2045	109	67
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033	220	194
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	1,200	1,312
GSR Mortgage Loan Trust
1.870% due 03/25/2033	412	416
2.659% due 09/25/2035	829	809
2.677% due 09/25/2035	4,800	3,857
2.896% due 05/25/2035	683	561
Harborview Mortgage Loan Trust
0.432% due 07/21/2036	1,845	1,170
0.432% due 09/19/2037	1,116	721
0.432% due 01/19/2038	5,999	3,900
0.462% due 05/19/2035	1,360	868
0.482% due 03/19/2036	303	168
0.522% due 02/19/2036	910	531
0.592% due 01/19/2035	111	71
0.982% due 02/19/2034	7	6
2.799% due 07/19/2035	181	132
2.959% due 07/19/2035	80	66
2.984% due 05/19/2033	649	632
Homebanc Mortgage Trust
0.512% due 10/25/2035	2,884	2,036
Impac CMB Trust
0.902% due 03/25/2035	113	92
1.022% due 10/25/2034	1,018	804
Indymac Index Mortgage Loan Trust
0.452% due 05/25/2046	1,612	1,043
0.482% due 04/25/2035	8,489	6,050
0.482% due 06/25/2037	334	232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.532% due 11/25/2036	$1,068	$291
2.574% due 12/25/2034	331	255
4.848% due 09/25/2035	622	99
5.000% due 08/25/2035	618	456
Indymac Mortgage Loan Trust
0.422% due 07/25/2047	4,889	2,597
5.044% due 11/25/2035	2,234	1,988
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	782	779
JPMorgan Chase Commercial Mortgage Securities Corp.
5.282% due 01/12/2043	2,000	2,190
JPMorgan Mortgage Trust
2.083% due 11/25/2033	364	368
2.730% due 10/25/2035	718	629
2.782% due 02/25/2036	1,900	1,409
4.200% due 07/27/2037	1,731	1,352
5.188% due 08/25/2035	1,400	1,298
Luminent Mortgage Trust
0.412% due 12/25/2036	7,244	4,292
MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046	514	282
0.582% due 05/25/2047	1,500	118
2.718% due 11/21/2034	2,520	2,481
MASTR Alternative Loans Trust
0.642% due 03/25/2036	631	119
Mellon Residential Funding Corp.
0.682% due 12/15/2030	9	9
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	8,939	6,505
0.492% due 08/25/2036	439	379
2.321% due 02/25/2033	244	232
2.644% due 06/25/2035	1,193	1,042
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.414% due 07/12/2046	700	788
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035	1,377	1,138
1.244% due 10/25/2035	2,878	2,490
1.996% due 10/25/2035	2,171	2,005
4.138% due 06/25/2037	871	761
Nomura Asset Acceptance Corp.
2.696% due 10/25/2035	319	221
5.339% due 02/25/2036	473	305
5.820% due 03/25/2047	1,034	910
6.138% due 03/25/2047	884	778
RBSSP Resecuritization Trust
2.589% due 10/26/2036	3,101	3,123
Residential Accredit Loans, Inc.
0.392% due 02/25/2047	2,251	1,102
0.422% due 06/25/2046	5,275	2,122
0.452% due 04/25/2046	129	54
0.542% due 01/25/2035	1,757	1,506
0.547% due 09/25/2046	1,897	176
5.642% due 09/25/2035	866	596
Residential Asset Securitization Trust
0.692% due 12/25/2036^	603	181
5.750% due 02/25/2036^	1,038	708
6.250% due 10/25/2036^	623	414
6.500% due 08/25/2036^	1,127	658
Residential Funding Mortgage Securities
3.110% due 09/25/2035	458	322
5.291% due 06/25/2035	1,337	1,219
Structured Adjustable Rate Mortgage Loan Trust
0.462% due 05/25/2037	154	88
1.582% due 01/25/2035	60	40
2.628% due 04/25/2034	1,034	909
2.722% due 02/25/2034	409	400
6.000% due 10/25/2037^	688	305

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments, Inc.
0.432% due 07/25/2046	$1,726	$992
0.452% due 04/25/2036	622	378
0.462% due 05/25/2036	4,879	2,480
0.462% due 09/25/2047	200	83
0.472% due 05/25/2045	802	503
0.492% due 07/19/2035	5,947	4,947
0.492% due 09/25/2047	609	125
0.552% due 12/25/2035	55	30
0.822% due 07/19/2034	26	23
1.659% due 08/25/2047	3,043	1,612
Structured Asset Securities Corp.
2.049% due 05/25/2032	58	54
2.772% due 10/25/2035	832	658
5.500% due 05/25/2035	808	800
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	189	35
UBS-Citigroup Commercial Mortgage Trust
2.527% due 01/10/2045 (a)	22,941	3,175
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021	3,926	3,778
5.735% due 06/15/2049	938	960
WaMu Mortgage Pass-Through Certificates
0.462% due 07/25/2046^	305	39
0.472% due 04/25/2045	1,712	1,378
0.502% due 11/25/2045	402	320
0.512% due 12/25/2045	1,337	1,066
0.522% due 11/25/2045	619	445
0.532% due 10/25/2045	318	256
0.552% due 01/25/2045	327	272
0.562% due 01/25/2045	237	200
0.620% due 11/25/2034	1,893	1,572
0.740% due 11/25/2034	1,283	963
0.859% due 02/25/2047	1,900	1,113
0.899% due 01/25/2047	1,692	954
0.919% due 04/25/2047	1,174	835
0.979% due 12/25/2046	5,888	3,506
1.139% due 06/25/2046	2,969	2,247
1.159% due 02/25/2046	403	315
1.378% due 05/25/2041	407	375
1.559% due 06/25/2042	178	146
1.559% due 08/25/2042	144	117
2.459% due 09/25/2033	5,888	5,958
2.496% due 03/25/2035	1,154	1,060
2.530% due 08/25/2034	1,224	1,182
2.557% due 12/25/2036	3,192	2,244
2.577% due 06/25/2033	196	198
2.577% due 03/25/2034	1,143	1,130
2.597% due 02/25/2037^	1,514	981
2.724% due 07/25/2046	2,649	2,096
2.724% due 10/25/2046	5,118	3,919
2.724% due 11/25/2046	336	254
2.724% due 12/25/2046	1,156	861
4.480% due 04/25/2037	2,615	1,851
5.113% due 12/25/2035	2,176	1,951
5.307% due 03/25/2036	2,690	2,410
5.926% due 08/25/2046	5,000	4,118
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.492% due 07/25/2046	319	62
1.098% due 07/25/2046	1,071	439
1.129% due 05/25/2046	2,981	1,635
Washington Mutual MSC Mortgage Pass-Through Certificates
2.150% due 02/25/2033	4	4
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036	7,759	6,746
2.651% due 04/25/2036	918	875

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.717% due 10/25/2035	$3,701	$3,512
5.612% due 04/25/2036	623	278

		321,944

MUNICIPAL BONDS & NOTES 2.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	2,600	1,929
5.875% due 06/01/2047	7,100	5,326
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	3,800	4,762
7.350% due 11/01/2039	1,900	2,395
7.550% due 04/01/2039	1,000	1,299
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	10,535	13,815
7.950% due 03/01/2036	800	928
California State General Obligation Notes, Series 2009
4.850% due 10/01/2014	1,000	1,082
Centre County, Pennsylvania Hospital Authority Revenue Bonds, Series 2011
7.000% due 11/15/2046	2,700	3,151
Chicago, Illinois O’Hare International Airport Revenue Bonds, (BABs), Series 2010
6.395% due 01/01/2040	3,900	4,902
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	2,000	1,518
5.750% due 06/01/2047	3,300	2,529
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	500	586
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	3,700	3,841
4.421% due 01/01/2015	1,100	1,156
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	705	670
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	8,100	10,437
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	5,600	6,347
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.271% due 12/01/2037	4,500	5,749
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	3,590	3,935
Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2006
5.000% due 06/01/2046	5,000	3,702
Oakland Unified School District/Alameda County, California General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	1,000	1,167
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 09/01/2041	1,000	1,110
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	2,200	172
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	1,000	1,080
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	8,440	6,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	$3,400	$3,035
5.000% due 06/01/2041	770	583

		93,427

	SHARES
PREFERRED SECURITIES 0.0%
Citigroup Capital
7.875% due 10/30/2040	75,000	2,040
SLM Corp.
4.921% due 01/16/2018	15,700	349

		2,389

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 24.7%
Fannie Mae
0.302% due 07/25/2037	$1,506	1,450
0.362% due 03/25/2034	24	24
0.392% due 08/25/2034	20	19
0.442% due 10/27/2037	7,400	7,359
0.642% due 06/25/2029	15	15
0.672% due 11/25/2040	12,422	12,419
0.692% due 11/25/2040	13,040	13,035
0.742% due 10/25/2040 - 12/25/2040	19,674	19,670
1.382% due 06/01/2043 - 10/01/2044	386	392
2.245% due 12/01/2034	86	91
2.373% due 06/01/2035	118	123
2.409% due 05/01/2026	18	20
2.468% due 03/01/2033	178	182
2.497% due 11/01/2034	2,181	2,326
2.580% due 11/01/2015	1,957	2,008
2.804% due 09/01/2019	8	8
3.490% due 12/01/2020	2,449	2,598
3.500% due 08/01/2040 - 05/01/2042	487,238	499,164
4.000% due 08/01/2040 - 05/01/2042	291,985	306,160
4.500% due 04/01/2042 - 05/01/2042	195,000	207,385
4.517% due 12/01/2036	225	237
4.737% due 09/01/2035	354	378
5.000% due 02/01/2036 - 02/01/2041	977	1,059
5.700% due 08/01/2018	3,676	3,926
6.000% due 04/25/2043 - 07/25/2044	1,358	1,523
6.500% due 06/25/2044	35	41
FDIC Structured Sale Guaranteed Notes
0.741% due 11/29/2037	1,185	1,179
Federal Housing Administration
6.896% due 07/01/2020	694	682
7.430% due 09/01/2022 - 11/01/2022	52	52
Freddie Mac
0.502% due 08/25/2031	44	43
0.592% due 12/15/2030	57	57
0.692% due 12/15/2031	87	87
0.722% due 10/15/2040	7,852	7,852
0.742% due 11/15/2040	2,978	2,975
0.842% due 12/15/2037	6,667	6,696
1.144% due 10/15/2040	7,423	7,424
1.355% due 10/25/2044	1,166	1,166
2.366% due 06/01/2024	34	36

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	89

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.521% due 09/01/2035	$85	$91
2.625% due 03/01/2036	269	278
4.500% due 07/15/2018	172	173
4.750% due 11/01/2035	450	480
4.897% due 10/01/2035	285	306
5.079% due 08/01/2035	332	357
5.084% due 10/01/2035	407	435
Ginnie Mae
1.625% due 10/20/2029	27	28
6.000% due 08/20/2034	5,483	6,605
NCUA Guaranteed Notes
0.613% due 11/06/2017	59,301	59,301
0.623% due 03/06/2020	2,867	2,865

		1,180,780

Total United States (Cost $2,045,678)		2,004,317

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,800	2,687

Total Virgin Islands (British) (Cost $2,783)		2,687

SHORT-TERM INSTRUMENTS 17.5%

CERTIFICATES OF DEPOSIT 0.4%
Banco do Brasil S.A.
0.000% due 05/15/2012	$18,500	18,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
2.375% due 12/21/2012		$2,300	$2,263

			20,735

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.050% due 04/02/2012		11,300	11,300

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $11,538. Repurchase proceeds are $11,300.)

JAPAN TREASURY BILLS 6.2%
0.104% due 05/28/2012	JPY	24,380,000	294,504

MEXICO TREASURY BILLS 6.5%
4.525% due 04/12/2012 - 09/20/2012 (b)	MXN	4,008,300	308,743

U.S. TREASURY BILLS 1.0%
0.114% due 04/12/2012 - 03/07/2013 (b)(d)(e)(g)(h)		$47,182	47,159

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 3.2%
PIMCO Short-Term Floating NAV Portfolio	15,397,140	$154,295

Total Short-Term Instruments (Cost $842,616)		836,736

PURCHASED OPTIONS (j) 0.0%
(Cost $67)		0

Total Investments 118.0% (Cost $5,643,156)		$5,646,064

Written Options (k) (0.3%) (Premiums $15,753)		(13,703)

Other Assets and Liabilities (Net) (17.7%)		(847,574)

Net Assets 100.0%		$4,784,787

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $859 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(e)	Securities with an aggregate market value of $26,462 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $8,741 at a weighted average interest rate of 0.230%. On March 31, 2012, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $11,793 and cash of $10,974 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Call Options Strike @ EUR 137.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	278	$(446)
Call Options Strike @ EUR 137.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	578	(726)
Call Options Strike @ EUR 138.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	208	(188)
Call Options Strike @ EUR 138.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	491	(254)
Call Options Strike @ EUR 139.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	488	(94)
Canada Government 10-Year Bond June Futures	Short	06/2012	267	(427)
Euro-Bobl June Futures	Long	06/2012	2,147	69
Euro-Bund 10-Year Bond June Futures	Long	06/2012	4,172	3,687
Japan Government 10-Year Bond June Futures	Long	06/2012	77	(337)
Put Options Strike @ EUR 122.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2012	3,270	(4)
U.S. Treasury 10-Year Note June Futures	Short	06/2012	543	202
United Kingdom 10-Year Gilt June Futures	Long	06/2012	51	5
United Kingdom 10-Year Gilt June Futures	Short	06/2012	275	(303)

				$1,184

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $18,549 and cash of $2,530 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.250%	06/20/2016	$	10,000	$(60)	$47
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		543,300	5,851	8,938

						$5,791	$8,985

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	CBK	(0.680%	)	12/20/2012	0.110%	$	1,600	$(7)	$0	$(7)
AutoZone, Inc.	DUB	(1.000%	)	03/20/2014	0.191%		100	(2)	(2)	0
AutoZone, Inc.	GST	(1.090%	)	09/20/2018	0.608%		700	(21)	0	(21)
Avnet, Inc.	BRC	(1.000%	)	09/20/2016	1.449%		500	10	16	(6)
Bank of America Corp.	DUB	(1.000%	)	06/20/2018	2.407%		5,700	436	868	(432)
Cardinal Health, Inc.	DUB	(1.000%	)	12/20/2016	0.341%		1,000	(31)	(19)	(12)
Cardinal Health, Inc.	DUB	(1.000%	)	06/20/2017	0.372%		1,000	(33)	(20)	(13)
Centex Corp.	BRC	(5.000%	)	06/20/2014	1.218%		1,000	(84)	(52)	(32)
CenturyLink, Inc.	BOA	(0.595%	)	06/20/2017	2.237%		2,800	221	0	221
CommonWealth REIT	MYC	(1.960%	)	12/20/2015	1.887%		8,250	(27)	0	(27)
Computer Sciences Corp.	BRC	(0.760%	)	03/20/2018	2.776%		850	90	0	90
Computer Sciences Corp.	GST	(1.180%	)	03/20/2018	2.776%		3,500	291	0	291
Credit Agricole S.A.	BRC	(1.000%	)	03/20/2014	2.003%		600	12	32	(20)
ERAC USA Finance LLC	GST	(0.800%	)	12/20/2017	0.988%		1,300	13	0	13
HCP, Inc.	BRC	(1.150%	)	03/20/2018	1.577%		2,900	67	0	67
HCP, Inc.	MYC	(2.030%	)	12/20/2013	0.494%		3,000	(82)	0	(82)
International Lease Finance Corp.	JPM	(1.620%	)	06/20/2012	2.670%		8,000	14	0	14
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	2.855%		7,800	(450)	(501)	51
Lennar Corp.	BOA	(5.750%	)	12/20/2012	0.658%		700	(27)	0	(27)
Lennar Corp.	BPS	(5.000%	)	06/20/2015	1.894%		1,000	(99)	(31)	(68)
Loews Corp.	JPM	(0.330%	)	03/20/2016	0.462%		800	4	0	4
Masco Corp.	CBK	(1.910%	)	12/20/2016	2.979%		9,000	408	0	408
Masco Corp.	MYC	(0.580%	)	09/20/2012	0.744%		700	0	0	0
Norfolk Southern Corp.	BOA	(1.000%	)	09/20/2014	0.186%		1,000	(20)	(20)	0
Pearson Dollar Finance PLC	BRC	(0.610%	)	06/20/2013	0.086%		2,500	(17)	0	(17)
Pearson Dollar Finance PLC	MYC	(0.540%	)	06/20/2014	0.170%		6,800	(58)	0	(58)
PPG Industries, Inc.	FBF	(0.830%	)	03/20/2018	0.718%		4,000	(27)	0	(27)
Reynolds American, Inc.	BRC	(1.200%	)	06/20/2013	0.438%		4,000	(39)	0	(39)
Ryder System, Inc.	BOA	(1.000%	)	03/20/2014	0.643%		500	(4)	5	(9)
Santander International Debt S.A.	CBK	(1.000%	)	03/20/2015	3.140%		5,100	302	328	(26)
Sealed Air Corp.	FBF	(0.500%	)	09/20/2013	1.088%		2,300	19	0	19
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	1.035%		1,900	9	0	9
Spectra Energy Capital LLC	BOA	(1.000%	)	06/20/2018	1.097%		1,000	5	(20)	25
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.267%		1,000	(7)	0	(7)
Tyco International Ltd.	BOA	(1.120%	)	12/20/2019	0.990%		3,750	(37)	0	(37)
Tyco International Ltd.	BOA	(1.000%	)	12/20/2019	0.969%		500	(1)	(8)	7
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.340%		1,000	3	0	3
Vivendi S.A.	DUB	(1.000%	)	06/20/2013	0.462%		5,300	(36)	(45)	9
Vivendi S.A.	DUB	(1.000%	)	06/20/2018	1.604%		600	20	0	20
Vivendi S.A.	JPM	(1.500%	)	06/20/2018	1.604%		6,400	35	0	35
Vivendi S.A.	RYL	(3.100%	)	06/20/2013	0.462%		1,440	(48)	0	(48)
Whirlpool Corp.	JPM	(0.460%	)	06/20/2015	1.174%		2,200	50	0	50

								$852	$531	$321

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	91

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	2.499%	$	3,500	$69	$64	$5
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%		2,100	15	(11)	26
Ally Financial, Inc.	DUB	5.000%	09/20/2012	2.498%		3,800	52	69	(17)
Australia Government Bond	BOA	1.000%	06/20/2015	0.419%		2,900	55	50	5
Australia Government Bond	CBK	1.000%	12/20/2016	0.654%		7,900	129	16	113
Australia Government Bond	DUB	1.000%	03/20/2016	0.531%		10,800	202	229	(27)
Australia Government Bond	DUB	1.000%	09/20/2016	0.610%		25,200	440	383	57
Australia Government Bond	DUB	1.000%	12/20/2016	0.654%		5,400	88	13	75
Australia Government Bond	FBF	1.000%	12/20/2016	0.654%		3,500	57	(16)	73
Australia Government Bond	GST	1.000%	06/20/2016	0.560%		1,700	32	41	(9)
Australia Government Bond	GST	1.000%	12/20/2016	0.654%		5,900	96	(26)	122
Australia Government Bond	MYC	1.000%	06/20/2016	0.560%		4,800	90	115	(25)
Australia Government Bond	MYC	1.000%	09/20/2016	0.610%		3,600	63	32	31
Australia Government Bond	MYC	1.000%	12/20/2016	0.654%		3,000	49	9	40
Australia Government Bond	RYL	1.000%	03/20/2016	0.531%		21,000	394	456	(62)
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		18,800	328	235	93
Australia Government Bond	RYL	1.000%	12/20/2016	0.654%		4,800	78	(21)	99
Australia Government Bond	UAG	1.000%	09/20/2016	0.610%		5,900	102	107	(5)
Australia Government Bond	UAG	1.000%	12/20/2016	0.654%		3,400	56	(14)	70
BP Capital Markets America, Inc.	BRC	1.000%	12/20/2015	0.739%		6,600	65	(117)	182
BP Capital Markets America, Inc.	MYC	1.000%	12/20/2015	0.739%		11,400	113	(261)	374
California State General Obligation Bonds, Series 2003	CBK	2.950%	12/20/2020	2.000%		6,300	370	0	370
California State General Obligation Bonds, Series 2003	CBK	2.760%	03/20/2021	2.017%		3,000	140	0	140
California State General Obligation Bonds, Series 2003	GST	2.910%	12/20/2020	2.000%		3,000	169	0	169
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	1.475%		8,700	(37)	0	(37)
California State General Obligation Bonds, Series 2003	MYC	2.900%	12/20/2020	2.000%		10,000	557	0	557
California State General Obligation Bonds, Series 2003	MYC	2.150%	03/20/2021	2.017%		7,800	70	0	70
California State General Obligation Bonds, Series 2003	MYC	2.150%	06/20/2021	2.034%		1,600	13	0	13
China Government International Bond	BPS	1.000%	06/20/2016	0.911%		10,400	42	120	(78)
China Government International Bond	CBK	1.000%	03/20/2016	0.868%		1,200	7	13	(6)
China Government International Bond	DUB	1.000%	12/20/2015	0.819%		7,300	51	160	(109)
China Government International Bond	DUB	1.000%	03/20/2016	0.868%		3,900	21	41	(20)
China Government International Bond	DUB	1.000%	06/20/2016	0.911%		10,700	43	123	(80)
China Government International Bond	FBF	1.000%	06/20/2016	0.911%		7,200	28	79	(51)
China Government International Bond	GST	1.000%	12/20/2015	0.819%		600	4	13	(9)
China Government International Bond	GST	1.000%	12/20/2016	1.035%		5,900	(7)	(180)	173
China Government International Bond	JPM	1.000%	12/20/2015	0.819%		9,900	69	192	(123)
China Government International Bond	MYC	1.000%	12/20/2015	0.819%		4,600	32	89	(57)
China Government International Bond	UAG	1.000%	12/20/2015	0.819%		250	1	5	(4)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.503%		3,800	37	0	37
Ensco PLC	FBF	1.000%	03/20/2014	0.653%		8,000	57	(60)	117
General Electric Capital Corp.	BOA	1.000%	12/20/2012	0.372%		10,000	49	(47)	96
Illinois State General Obligation Bonds, Series 2006	CBK	2.900%	03/20/2021	2.367%		4,400	160	0	160
Japan Government International Bond	FBF	1.000%	03/20/2016	0.781%		14,600	130	(103)	233
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%		1,600	14	(15)	29
Japan Government International Bond	UAG	1.000%	03/20/2016	0.781%		1,300	12	(9)	21
Pennsylvania State General Obligation Bonds, Series 2005	MYC	1.400%	03/20/2021	1.300%		7,500	53	0	53
Republic of Germany	BOA	0.250%	12/20/2016	0.651%		15,900	(292)	(668)	376
Republic of Germany	GST	0.250%	12/20/2016	0.651%		23,000	(424)	(1,097)	673
Republic of Germany	MYC	0.250%	12/20/2016	0.651%		17,300	(319)	(719)	400
U.S. Treasury Notes	DUB	0.250%	12/20/2015	0.191%	EUR	24,700	75	(363)	438
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.222%		13,100	23	(240)	263
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.288%	$	5,100	118	48	70
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.288%		2,200	51	17	34
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		3,900	88	48	40
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		23,900	555	154	401
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.389%		1,000	23	22	1
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.288%		20,100	467	134	333
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		17,500	401	394	7
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.514%		20,500	447	160	287

							$5,871	$(336)	$6,207

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	7,800	$(63)	$(213)	$150
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		15,500	(126)	(568)	442
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		7,400	(60)	(200)	140
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		7,000	(56)	(160)	104
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020		7,000	(316)	(385)	69
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		9,700	(128)	(206)	78

						$(749)	$(1,732)	$983

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	2.080%	06/15/2012	GLM	EUR	18,700	$467	$0	$467
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	234,300	1,561	802	759
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		15,100	108	67	41
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	45,200	786	(238)	1,024
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB		15,600	271	(54)	325
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	5,810,000	3,614	1,661	1,953
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		1,600,000	996	436	560
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		5,670,000	5,009	(225)	5,234
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BRC		40,000	36	(1)	37
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UAG		3,570,000	3,154	(144)	3,298
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	149,600	501	48	453
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		230,200	771	(253)	1,024
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		224,900	208	9	199
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	BRC		78,200	295	34	261
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	HUS		69,800	264	39	225
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	MYC		913,100	3,450	702	2,748
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		388,800	52	(402)	454
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	GLM		243,600	33	(244)	277
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		261,000	35	(186)	221
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	BRC		120,500	355	(246)	601
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	HUS		41,600	123	(186)	309
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		163,700	134	62	72
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		233,500	1,302	87	1,215
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		65,500	365	41	324

							$23,890	$1,809	$22,081

(j)	Purchased options outstanding on March 31, 2012:

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 3.500% due 04/01/2042	FBF	$	94.000	04/05/2012	$	60,000	$7	$0
Put - OTC Fannie Mae 4.000% due 05/01/2042	BRC		95.500	05/07/2012		370,000	43	0
Put - OTC Fannie Mae 4.500% due 05/01/2042	BRC		97.500	05/07/2012		140,000	17	0

							$67	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	93

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

(k)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$129.500	04/20/2012	827	$456	$(582)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	17,700	$0	$(51)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		17,700	0	(9)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		9,800	0	(28)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		9,800	0	(5)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		44,000	0	(229)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		44,000	0	(78)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		32,900	335	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,200	136	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,700	268	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		21,400	222	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		19,800	215	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		23,200	220	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		20,500	201	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		23,300	258	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		19,500	135	(129)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		19,500	464	(454)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		108,000	552	(714)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		108,000	2,933	(2,516)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		208,900	2,501	(2,863)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		208,900	3,918	(3,303)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		64,000	595	(423)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		64,000	1,235	(1,491)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		27,100	382	(372)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		27,100	450	(429)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		24,100	145	0

								$15,165	$(13,094)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date		Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$	5,400	$70	$(9)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		6,300	62	(18)

							$132	$(27)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	3,030	$596,100	EUR	217,400	$9,372
Sales	4,868	1,553,564		304,421	24,273
Closing Buys	(5,883)	(815,300)		(116,901)	(11,303)
Expirations	0	(119,564)		(352,720)	(5,470)
Exercised	(1,188)	0		(52,200)	(1,119)

Balance at 03/31/2012	827	$1,214,800	EUR	0	$15,753

(l)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	05/01/2042	$1,000	$1,076	$(1,079)

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(m)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,501	04/2012	BRC	$49	$0	$49
Buy		6,729	04/2012	DUB	17	0	17
Sell		2,102	04/2012	GSC	0	0	0
Buy		13,392	04/2012	HUS	0	(173)	(173)
Buy		2,059	04/2012	JPM	0	(4)	(4)
Sell		2,059	04/2012	JPM	33	0	33
Sell		15,800	05/2012	BRC	377	0	377
Buy		19,893	05/2012	BSN	0	(327)	(327)
Buy		7,967	05/2012	CBK	0	(52)	(52)
Sell		6,729	05/2012	DUB	0	(16)	(16)
Buy		180	05/2012	JPM	0	(4)	(4)
Sell		2,059	05/2012	JPM	3	0	3
Buy		156	05/2012	MSC	0	(2)	(2)
Sell		290,952	05/2012	UAG	3,835	0	3,835
Sell	BRL	3,093	04/2012	BRC	0	(44)	(44)
Buy		2,024	04/2012	JPM	0	(55)	(55)
Buy		1,069	04/2012	MSC	0	(34)	(34)
Sell		1,069	06/2012	MSC	34	0	34
Buy	CAD	2,026	04/2012	GSC	0	0	0
Buy		19,409	06/2012	BRC	0	(168)	(168)
Buy		14,117	06/2012	CBK	0	(54)	(54)
Sell		622	06/2012	DUB	0	(1)	(1)
Buy		404	06/2012	JPM	1	0	1
Sell		208	06/2012	RBC	1	0	1
Buy		16,784	06/2012	UAG	35	0	35
Buy	CLP	30,015	08/2012	MSC	0	(1)	(1)
Buy	CNY	86,328	06/2012	BRC	0	(11)	(11)
Sell		62,475	06/2012	BRC	0	(112)	(112)
Buy		153,103	06/2012	CBK	220	(11)	209
Sell		268,577	06/2012	CBK	0	(514)	(514)
Buy		32,300	06/2012	DUB	51	0	51
Sell		236,210	06/2012	DUB	0	(443)	(443)
Sell		106,830	06/2012	FBF	0	(183)	(183)
Buy		49,450	06/2012	GST	92	0	92
Sell		128,353	06/2012	GST	0	(205)	(205)
Buy		49,000	06/2012	HUS	94	0	94
Sell		32,663	06/2012	HUS	0	(54)	(54)
Buy		273,933	06/2012	JPM	175	(38)	137
Sell		121,272	06/2012	JPM	0	(176)	(176)
Sell		40,175	06/2012	MSC	0	(64)	(64)
Buy		86,780	06/2012	UAG	102	(2)	100
Sell		244,261	06/2012	UAG	0	(400)	(400)
Sell		108,311	10/2012	HUS	0	(140)	(140)
Sell		71,792	10/2012	JPM	0	(149)	(149)
Buy		106,648	10/2012	UAG	79	0	79
Buy		51,000	08/2013	DUB	0	(100)	(100)
Buy		36,000	08/2013	RYL	0	(47)	(47)
Buy		39,000	08/2013	UAG	0	(64)	(64)
Buy		23,750	04/2014	BRC	0	(172)	(172)
Buy		59,911	04/2014	CBK	0	(422)	(422)
Buy		24,774	04/2014	GST	0	(176)	(176)
Buy		15,833	04/2014	HUS	0	(115)	(115)
Buy		42,636	04/2014	JPM	0	(302)	(302)
Buy		91,290	04/2014	RYL	0	(591)	(591)
Buy		31,660	04/2014	UAG	0	(229)	(229)
Buy		28,183	09/2015	BOA	0	(193)	(193)
Buy		36,000	09/2015	BRC	0	(267)	(267)
Buy		81,153	09/2015	CBK	0	(717)	(717)
Buy		11,190	09/2015	JPM	0	(106)	(106)
Buy		27,317	09/2015	MSC	0	(178)	(178)
Buy	DKK	188,047	05/2012	DUB	225	0	225
Buy	EUR	56,227	04/2012	CBK	2,459	(4)	2,455
Sell		3,170	04/2012	CBK	0	(32)	(32)
Sell		3,878	04/2012	DUB	4	0	4
Buy		23,848	04/2012	GSC	0	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	95

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	36	04/2012	GSC	$0	$0	$0
Buy		3,170	04/2012	HUS	28	0	28
Sell		7,755	04/2012	HUS	0	(36)	(36)
Sell		40,667	05/2012	BRC	853	0	853
Buy		3,170	05/2012	CBK	32	0	32
Sell		48,389	05/2012	CBK	98	0	98
Sell		92,607	05/2012	JPM	1,993	0	1,993
Buy		57,211	06/2012	BRC	1,130	0	1,130
Sell		11,409	06/2012	BRC	0	(8)	(8)
Sell		9,209	06/2012	BSN	0	(219)	(219)
Sell		8,571	06/2012	CBK	3	0	3
Sell		60,943	06/2012	DUB	0	(423)	(423)
Buy		116,507	06/2012	FBF	2,503	0	2,503
Buy		116,980	06/2012	JPM	950	0	950
Sell		8,504	06/2012	JPM	0	(17)	(17)
Buy		282	06/2012	MSC	5	0	5
Buy		6,511	06/2012	RBC	167	0	167
Buy		654	06/2012	UAG	5	0	5
Sell		21,080	06/2012	UAG	0	(158)	(158)
Buy	GBP	44,513	04/2012	BRC	918	0	918
Buy		677	04/2012	BSN	18	0	18
Buy		10,796	04/2012	CBK	163	0	163
Buy		1,244	04/2012	DUB	38	0	38
Sell		443	04/2012	DUB	0	(2)	(2)
Buy		19,577	04/2012	FBF	102	0	102
Sell		121,582	04/2012	FBF	0	(1,841)	(1,841)
Buy		30,956	04/2012	GSC	8	0	8
Buy		1,904	04/2012	JPM	62	0	62
Sell		6,869	04/2012	JPM	0	(122)	(122)
Buy		25,559	04/2012	UAG	345	0	345
Sell		935	04/2012	UAG	0	(18)	(18)
Sell		36,110	05/2012	BRC	0	(700)	(700)
Sell		19,577	05/2012	FBF	0	(102)	(102)
Sell		25,559	05/2012	GSC	0	(8)	(8)
Buy		11,126	05/2012	JPM	126	0	126
Buy		747	05/2012	UAG	2	0	2
Sell		26,653	05/2012	UAG	0	(348)	(348)
Buy	HKD	362,470	05/2012	JPM	0	(68)	(68)
Sell	IDR	3,226,100	07/2012	UAG	0	(7)	(7)
Sell	INR	232,997	07/2012	DUB	324	0	324
Buy		229,291	07/2012	JPM	0	(73)	(73)
Buy	JPY	13,928,563	04/2012	BRC	141	(1,347)	(1,206)
Buy		2,496,619	04/2012	CBK	0	(229)	(229)
Sell		1,655,645	04/2012	CBK	10	(30)	(20)
Buy		58,783,685	04/2012	DUB	145	(13,888)	(13,743)
Buy		620,765	04/2012	GSC	0	0	0
Buy		853,880	04/2012	HUS	9	0	9
Buy		3,884,034	04/2012	JPM	54	(5)	49
Sell		85,506	04/2012	JPM	0	0	0
Buy		2,377,794	04/2012	MSC	261	(12)	249
Buy		57,614,233	04/2012	RBC	0	(10,197)	(10,197)
Buy		57,983,772	04/2012	UAG	34	(10,379)	(10,345)
Sell		24,189,174	05/2012	BRC	10,923	0	10,923
Sell		190,826	05/2012	UAG	86	0	86
Buy	KRW	3,264,278	07/2012	UAG	0	(29)	(29)
Sell	MXN	350,000	04/2012	UAG	0	(1,843)	(1,843)
Sell		278,995	06/2012	BRC	201	0	201
Buy		35,266	06/2012	HUS	7	0	7
Sell		277,382	06/2012	HUS	0	(81)	(81)
Buy		3,129	06/2012	JPM	0	(2)	(2)
Buy		22,161	06/2012	UAG	0	(2)	(2)
Sell		530,000	06/2012	UAG	0	(463)	(463)
Sell		290,000	07/2012	HUS	0	(1,508)	(1,508)
Sell		255,000	07/2012	MSC	0	(429)	(429)
Sell		202,800	07/2012	UAG	0	(245)	(245)
Sell		290,000	08/2012	MSC	92	(40)	52
Sell		990,000	08/2012	UAG	0	(32)	(32)

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MXN	268,996	09/2012	CBK	$184	$0	$184
Sell		552,500	09/2012	HUS	427	0	427
Sell	MYR	12,456	04/2012	CBK	0	(7)	(7)
Sell		3,108	04/2012	JPM	0	(14)	(14)
Buy		16,749	04/2012	UAG	0	(51)	(51)
Buy	NOK	12,339	04/2012	BRC	0	(30)	(30)
Buy		12,330	04/2012	CBK	0	(30)	(30)
Buy		12,330	04/2012	UAG	0	(32)	(32)
Sell	NZD	10,153	05/2012	DUB	0	(13)	(13)
Sell		13,222	05/2012	JPM	67	0	67
Buy		2,157	05/2012	RBC	0	(2)	(2)
Sell		168,181	05/2012	WST	244	0	244
Sell	PHP	610	06/2012	CBK	0	0	0
Sell	PLN	806	05/2012	JPM	0	(12)	(12)
Buy	SEK	145,571	05/2012	BRC	264	0	264
Sell		884	05/2012	CBK	0	(3)	(3)
Buy	SGD	176	05/2012	UAG	1	0	1
Buy	TWD	934	04/2012	BRC	1	0	1
Buy	ZAR	74	07/2012	DUB	1	0	1

					$30,911	$(52,257)	$(21,346)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$66,428	$0	$66,428
Mortgage-Backed Securities	0	23,401	0	23,401
Sovereign Issues	0	11,246	0	11,246
Canada
Corporate Bonds & Notes	0	25,121	0	25,121
Sovereign Issues	0	31,645	0	31,645
Cayman Islands
Asset-Backed Securities	0	26,233	8,864	35,097
Corporate Bonds & Notes	0	17,229	0	17,229
Denmark
Corporate Bonds & Notes	0	849	0	849
Sovereign Issues	0	13,680	0	13,680
France
Corporate Bonds & Notes	0	211,909	0	211,909
Germany
Bank Loan Obligations	0	9,446	0	9,446
Corporate Bonds & Notes	0	469,669	0	469,669
Sovereign Issues	0	409,164	0	409,164
Ireland
Asset-Backed Securities	0	10,790	0	10,790
Corporate Bonds & Notes	0	21,935	270	22,205
Mortgage-Backed Securities	0	1,297	0	1,297
Italy
Asset-Backed Securities	0	1,057	0	1,057
Corporate Bonds & Notes	0	18,808	0	18,808
Japan
Sovereign Issues	0	17,833	0	17,833
Jersey, Channel Islands
Corporate Bonds & Notes	0	9,933	0	9,933
Luxembourg
Asset-Backed Securities	0	3,016	0	3,016
Corporate Bonds & Notes	0	7,925	0	7,925
Mexico
Sovereign Issues	0	16,995	0	16,995
Netherlands
Asset-Backed Securities	0	26,348	4,258	30,606
Corporate Bonds & Notes	0	99,796	0	99,796
Mortgage-Backed Securities	0	3,154	0	3,154
Sovereign Issues	0	94,518	0	94,518

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
New Zealand
Sovereign Issues	$0	$153,526	$0	$153,526
Norway
Corporate Bonds & Notes	0	54,860	0	54,860
South Korea
Corporate Bonds & Notes	0	7,328	0	7,328
Sovereign Issues	0	634	0	634
Spain
Corporate Bonds & Notes	0	5,373	0	5,373
Sovereign Issues	0	84,416	0	84,416
Supranational
Corporate Bonds & Notes	0	115,248	0	115,248
Sweden
Corporate Bonds & Notes	0	28,720	0	28,720
Switzerland
Corporate Bonds & Notes	0	5,223	0	5,223
United Kingdom
Asset-Backed Securities	0	98	0	98
Corporate Bonds & Notes	0	175,751	0	175,751
Mortgage-Backed Securities	0	67,511	0	67,511
Sovereign Issues	0	440,819	0	440,819
United States
Asset-Backed Securities	0	46,950	0	46,950
Bank Loan Obligations	0	12,001	0	12,001
Corporate Bonds & Notes	0	346,826	0	346,826
Mortgage-Backed Securities	0	312,794	9,150	321,944
Municipal Bonds & Notes	0	93,427	0	93,427
Preferred Securities	2,389	0	0	2,389
U.S. Government Agencies	0	1,116,701	64,079	1,180,780
Virgin Islands (British)
Corporate Bonds & Notes	0	2,687	0	2,687
Short-Term Instruments
Certificates of Deposit	0	20,735	0	20,735
Repurchase Agreements	0	11,300	0	11,300
Japan Treasury Bills	0	294,504	0	294,504
Mexico Treasury Bills	0	308,743	0	308,743
U.S. Treasury Bills	0	47,159	0	47,159
PIMCO Short-Term Floating NAV Portfolios	154,295	0	0	154,295

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	97

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Purchased Options
Interest Rate Contracts	$0	$0	$0	$0
	$156,684	$5,402,759	$86,621	$5,646,064

Short Sales, at value	$0	$(1,079)	$0	$(1,079)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	9,245	0	9,245
Foreign Exchange Contracts	0	30,911	0	30,911
Interest Rate Contracts	3,963	31,066	0	35,029
	$3,963	$71,222	$0	$75,185

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(1,734)	$0	$(1,734)
Foreign Exchange Contracts	0	(52,257)	0	(52,257)
Interest Rate Contracts	(2,779)	(13,676)	(27)	(16,482)
	$(2,779)	$(67,667)	$(27)	$(70,473)

Totals	$157,868	$5,405,235	$86,594	$5,649,697

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$20,609	$2,746	$(5,219)	$111	$117	$85	$0	$(9,585)	$8,864	$(64)
India
Corporate Bonds & Notes	3,480	0	(3,361)	0	(139)	20	0	0	0	0
Ireland
Corporate Bonds & Notes	297	0	0	(5)	0	(22)	0	0	270	(22)
Luxembourg
Asset-Backed Securities	3,221	0	0	33	0	(238)	0	(3,016)	0	0
Netherlands
Asset-Backed Securities	7,329	0	(3,104)	33	191	(191)	0	0	4,258	(167)
Norway
Corporate Bonds & Notes	15,800	0	0	0	0	(439)	0	(15,361)	0	0
Spain
Sovereign Issues	52,304	0	(52,410)	1	0	105	0	0	0	0
United Kingdom
Corporate Bonds & Notes	16,727	0	0	2	0	(2,085)	0	(14,644)	0	0
United States
Mortgage-Backed Securities	0	9,770	(556)	29	75	(168)	0	0	9,150	(168)
U.S. Government Agencies	80,353	3,597	(19,838)	(1)	0	(32)	0	0	64,079	(34)

	$200,120	$16,113	$(84,488)	$203	$244	$(2,965)	$0	$(42,606)	$86,621	$(455)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,100)	$0	$0	$0	$621	$452	$0	$0	$(27)	$55

Totals	$199,020	$16,113	$(84,488)	$203	$865	$(2,513)	$0	$(42,606)	$86,594	$(400)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$7,001	$7,001
Unrealized appreciation on foreign currency contracts	0	0	0	30,911	0	30,911
Unrealized appreciation on OTC swap agreements	0	9,245	0	0	22,081	31,326

	$0	$9,245	$0	$30,911	$29,082	$69,238

Liabilities:
Written options outstanding	$0	$0	$0	$0	$13,703	$13,703
Unrealized depreciation on foreign currency contracts	0	0	0	52,257	0	52,257
Unrealized depreciation on OTC swap agreements	0	1,734	0	0	0	1,734

	$0	$1,734	$0	$52,257	$13,703	$67,694

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(266)	$(208)	$(474)
Net realized gain on futures contracts	0	0	0	0	123,747	123,747
Net realized gain on written options	0	0	0	6,486	7,523	14,009
Net realized (loss) on swaps	0	(6,794)	0	0	(76,282)	(83,076)
Net realized (loss) on foreign currency transactions	0	0	0	(7,047)	0	(7,047)

	$0	$(6,794)	$0	$(827)	$54,780	$47,159

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(67)	$(67)
Net change in unrealized appreciation on futures contracts	0	0	0	0	14,952	14,952
Net change in unrealized appreciation (depreciation) on written options	0	0	0	(1,808)	4,437	2,629
Net change in unrealized appreciation on swaps	0	1,993	0	0	29,508	31,501
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(8,531)	0	(8,531)

	$0	$1,993	$0	$(10,339)	$48,830	$40,484

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,184 and open centrally cleared swaps cumulative appreciation/(depreciation) of $8,985 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	99

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

March 31, 2012

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$3,923	$(3,820)	$103
BPS	(57)	220	163
BRC	12,839	(12,210)	629
BSN	(528)	290	(238)
CBK	3,111	(2,980)	131
DUB	(21,430)	15,373	(6,057)
FBF	4,825	(5,170)	(345)
GLM	440	(640)	(200)
GST	78	(590)	(512)
HUS	999	(900)	99
JPM	2,454	(2,550)	(96)
MSC	(368)	(2,500)	(2,868)
MYC	2,657	(3,775)	(1,118)
RBC	(10,031)	7,452	(2,579)
RYL	1,110	(1,140)	(30)
UAG	(4,869)	2,696	(2,173)
WST	244	(1,170)	(926)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 1.1%

CORPORATE BONDS & NOTES 0.7%
Australia & New Zealand Banking Group Ltd.
5.250% due 01/16/2014	AUD	3,300	$3,480
Commonwealth Bank of Australia
3.492% due 08/13/2014		$4,300	4,554
5.750% due 12/17/2013	AUD	7,400	7,790
ING Bank Australia Ltd.
4.818% due 08/28/2013		2,000	2,076
5.750% due 06/24/2014		400	426
5.750% due 03/03/2015		3,000	3,221
Macquarie Bank Ltd.
3.300% due 07/17/2014		$1,600	1,689
National Australia Bank Ltd.
3.375% due 07/08/2014		1,500	1,586
5.750% due 12/19/2013	AUD	2,000	2,124
Westpac Banking Corp.
2.700% due 12/09/2014		$5,000	5,201

			32,147

MORTGAGE-BACKED SECURITIES 0.3%
Medallion Trust
0.621% due 05/25/2035		1,238	1,232
Puma Finance Ltd.
0.563% due 02/21/2038		1,734	1,671
4.770% due 08/22/2037	AUD	2,004	2,002
4.885% due 07/12/2036		870	873
Superannuation Members Home Loans Global Fund
0.755% due 03/09/2036		$2,275	2,269
Swan Trust
0.590% due 05/12/2037		141	138
Torrens Trust
4.787% due 10/19/2038	AUD	4,268	4,286

			12,471

SOVEREIGN ISSUES 0.1%
New South Wales Treasury Corp.
6.000% due 05/01/2012		3,350	3,475

Total Australia (Cost $41,704)			48,093

CANADA 1.2%

CORPORATE BONDS & NOTES 0.7%
Agrium, Inc.
6.750% due 01/15/2019		$5,000	6,007
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		15,900	16,575
Glacier Credit Card Trust
5.027% due 02/20/2013	CAD	6,400	6,605
Master Credit Card Trust
5.297% due 08/21/2012		2,700	2,749

			31,936

SOVEREIGN ISSUES 0.5%
Province of British Columbia Canada
4.300% due 06/18/2042		3,000	3,436
Province of Ontario Canada
6.200% due 06/02/2031		1,300	1,781
Province of Quebec Canada
4.250% due 12/01/2021		8,800	9,660
5.000% due 12/01/2041		3,000	3,714
6.000% due 10/01/2029		3,200	4,221

			22,812

Total Canada (Cost $51,889)			54,748

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 0.9%

ASSET-BACKED SECURITIES 0.6%
Aurum CLO Ltd.
1.267% due 04/15/2014		$520	$520
Avenue CLO Fund Ltd.
0.853% due 02/15/2017		1,763	1,742
Blackrock Senior Income Series Corp.
0.801% due 04/20/2019		1,494	1,410
Denali Capital CLO Ltd.
0.844% due 08/23/2016		317	314
Duane Street CLO
0.773% due 11/08/2017		5,337	5,214
Galaxy CLO Ltd.
0.800% due 04/25/2019		1,381	1,315
Hillmark Funding
0.743% due 05/21/2021		9,800	9,131
Mountain View Funding CLO
0.827% due 04/15/2019		1,686	1,629
MSIM Peconic Bay Ltd.
0.841% due 07/20/2019		3,600	3,463
Pacifica CDO Ltd.
0.819% due 01/26/2020		1,913	1,816
0.853% due 02/15/2017		1,061	1,050
Premium Loan Trust Ltd.
0.940% due 10/25/2014		287	286
Wind River CLO Ltd.
0.804% due 12/19/2016		612	591

			28,481

CORPORATE BONDS & NOTES 0.3%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		1,470	1,573
Transocean, Inc.
4.950% due 11/15/2015		9,600	10,273

			11,846

Total Cayman Islands (Cost $39,456)			40,327

CHILE 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Santander Chile
2.162% due 01/19/2016		$7,400	7,067

Total Chile (Cost $7,400)			7,067

DENMARK 0.1%

CORPORATE BONDS & NOTES 0.1%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	753	150
Realkredit Danmark A/S
2.080% due 01/01/2038		13,772	2,439

Total Denmark (Cost $2,448)			2,589

FRANCE 4.8%

ASSET-BACKED SECURITIES 0.0%
AUTO ABS SRL
1.124% due 02/25/2019	EUR	53	70

CORPORATE BONDS & NOTES 4.8%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$6,800	6,848
2.500% due 06/09/2015	EUR	200	275
3.000% due 07/23/2013		1,200	1,643
4.750% due 05/28/2013		3,800	5,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cie de Financement Foncier
1.312% due 04/17/2014		$1,800	$1,745
1.625% due 07/23/2012		25,600	25,635
2.250% due 01/25/2013	EUR	11,700	15,779
2.500% due 09/16/2015		$16,100	16,303
4.500% due 01/09/2013	EUR	3,500	4,797
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		$16,000	15,691
Credit Mutuel Arkea Home Loans SFH
2.500% due 06/16/2015	EUR	400	547
Dexia Credit Local
2.000% due 03/05/2013		$26,850	26,569
Dexia Credit Local S.A.
1.033% due 04/29/2014		12,100	11,286
2.750% due 01/10/2014		55,600	54,036
2.750% due 04/29/2014		16,100	15,726
Dexia Municipal Agency S.A.
2.750% due 01/25/2016	EUR	700	930
GCE Covered Bonds S.A.
2.000% due 09/30/2013		100	135
General Electric Societe de Credit Foncier
3.750% due 07/22/2014		2,900	4,063
Societe Generale S.A.
5.880% due 10/20/2014	AUD	300	292
Vivendi S.A.
5.750% due 04/04/2013		$7,000	7,263

			214,849

Total France (Cost $215,396)			214,919

GERMANY 17.3%

ASSET-BACKED SECURITIES 0.0%
Driver One GmbH
0.552% due 10/21/2015	EUR	12	15

BANK LOAN OBLIGATIONS 0.2%
Kabel Deutschland Holding AG
4.423% due 12/31/2016		6,800	9,113
Kabel Deutschland Vertrieb und Service GmbH
3.673% due 03/31/2014		350	467

			9,580

CORPORATE BONDS & NOTES 9.4%
FMS Wertmanagement AoR
1.166% due 02/18/2015		42,400	56,890
1.204% due 01/20/2014		20,300	27,130
2.375% due 12/15/2014		56,300	78,227
3.375% due 06/17/2021		20,900	30,071
IKB Deutsche Industriebank AG
2.125% due 09/10/2012		17,600	23,625
KFW
5.500% due 02/09/2022	AUD	20,500	21,700
Kreditanstalt fuer Wiederaufbau
0.917% due 03/04/2013	EUR	6,200	8,303
1.250% due 06/17/2013		7,400	9,976
1.375% due 02/21/2017		27,600	36,817
1.403% due 07/09/2013		6,000	8,062
2.000% due 09/07/2016		17,200	23,751
2.125% due 04/11/2014		8,800	12,120
2.750% due 09/07/2015	GBP	20,000	33,528
3.875% due 01/21/2019	EUR	8,400	12,630
6.000% due 08/20/2020	AUD	20,000	21,963
Landwirtschaftliche Rentenbank
5.500% due 03/29/2022		10,400	10,789
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,500	2,131

			417,713

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	101

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.7%
Republic of Germany
2.500% due 01/04/2021	EUR	800	$1,143
4.750% due 07/04/2028		12,100	21,013
5.500% due 01/04/2031 (g)(h)		43,900	84,429
5.625% due 01/04/2028		19,570	36,880
6.500% due 07/04/2027 (h)		93,060	189,111
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	42,500	7,574

			340,150

Total Germany (Cost $767,708)			767,458

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.2%
Dryden Leveraged Loan CDO
1.413% due 08/08/2022	EUR	3,600	4,381
Magi Funding PLC
2.015% due 04/11/2021		2,510	3,158
SC Germany Auto
0.625% due 07/10/2019		111	148

			7,687

CORPORATE BONDS & NOTES 0.8%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		24,700	34,938

MORTGAGE-BACKED SECURITIES 0.1%
DECO Series
1.319% due 10/27/2019		34	43
Emerald Mortgages PLC
0.597% due 07/15/2048		624	519
Fastnet Securities PLC
0.615% due 08/10/2043		1,400	1,095
German Residential Asset Note Distributor PLC
1.444% due 07/20/2016		1,321	1,649

			3,306

Total Ireland (Cost $45,783)			45,931

ITALY 0.4%

CORPORATE BONDS & NOTES 0.4%
Intesa Sanpaolo SpA
2.892% due 02/24/2014		$6,300	6,148
6.500% due 02/24/2021		10,300	9,964

			16,112

MORTGAGE-BACKED SECURITIES 0.0%
Argo Mortgage SRL
1.642% due 10/28/2036	EUR	15	20

Total Italy (Cost $16,546)			16,132

JAPAN 0.3%

SOVEREIGN ISSUES 0.3%
Japan Government International Bond
2.300% due 06/20/2035	JPY	60,000	788
2.400% due 03/20/2034		950,000	12,698

Total Japan (Cost $8,762)			13,486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	603	$805

Total Jersey, Channel Islands (Cost $808)			805

LUXEMBOURG 0.5%

ASSET-BACKED SECURITIES 0.1%
Harvest CLO S.A.
1.587% due 03/29/2017	EUR	1,651	2,125
Penta CLO S.A.
1.917% due 06/04/2024		3,002	3,596

			5,721

CORPORATE BONDS & NOTES 0.4%
Europaeische Hypothekenbank S.A.
4.005% due 06/13/2014		$4,900	5,023
Sunrise Communications International S.A.
7.000% due 12/31/2017	EUR	1,100	1,570
Tyco Electronics Group S.A.
5.950% due 01/15/2014		$2,000	2,139
6.550% due 10/01/2017		6,800	8,058

			16,790

Total Luxembourg (Cost $21,157)			22,511

MEXICO 1.6%

SOVEREIGN ISSUES 1.6%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	558,900	45,418
6.500% due 06/10/2021		221,600	17,753
10.000% due 12/05/2024		83,600	8,557

Total Mexico (Cost $69,133)			71,728

NETHERLANDS 3.5%

ASSET-BACKED SECURITIES 0.3%
Grosvenor Place CLO BV
1.350% due 07/20/2021	GBP	6,129	9,329
1.454% due 07/20/2021	EUR	3,657	4,623

			13,952

CORPORATE BONDS & NOTES 3.0%
Achmea Hypotheekbank NV
0.887% due 11/03/2014		$7,200	7,131
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	25,400	35,638
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$3,600	4,095
10.500% due 03/25/2014		1,800	2,050
ING Bank NV
2.250% due 08/31/2015	EUR	3,400	4,660
2.500% due 01/14/2016		$14,000	14,230
3.900% due 03/19/2014		2,600	2,736
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	5,300	7,416
NIBC Bank NV
0.864% due 12/02/2014		$17,500	17,338
2.800% due 12/02/2014		20,650	21,452
3.500% due 04/07/2014	EUR	3,700	5,184
Rabobank Group
11.000% due 12/29/2049		$1,500	1,915
Royal Bank of Scotland Group PLC
6.500% due 05/17/2018	AUD	7,000	5,237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ziggo Finance BV
6.125% due 11/15/2017	EUR	1,600	$2,257

			131,339

MORTGAGE-BACKED SECURITIES 0.0%
Atomium Mortgage Finance BV
0.630% due 07/01/2034		128	162
Dutch MBS BV
0.903% due 07/02/2037		157	208
Dutch Mortgage Portfolio Loans BV
1.291% due 11/20/2035		612	809
EMF-NL
2.231% due 07/17/2041		1,200	1,016

			2,195

SOVEREIGN ISSUES 0.2%
Netherlands Government Bond
4.000% due 07/15/2018		100	152
4.500% due 07/15/2017		5,500	8,475

			8,627

Total Netherlands (Cost $153,273)			156,113

NEW ZEALAND 3.2%

SOVEREIGN ISSUES 3.2%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	68,600	60,060
5.500% due 04/15/2023		28,900	26,204
6.000% due 12/15/2017		4,800	4,406
6.000% due 05/15/2021		55,900	52,370

Total New Zealand (Cost $130,296)			143,040

NORWAY 1.4%

CORPORATE BONDS & NOTES 1.4%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	11,500	15,647
4.125% due 02/01/2013		2,000	2,743
4.625% due 07/03/2012		3,100	4,174
Eksportfinans ASA
0.783% due 04/05/2013		$500	482
0.890% due 06/16/2015	JPY	400,000	4,141
1.875% due 04/02/2013		$4,200	4,096
2.000% due 09/15/2015		2,100	1,865
2.375% due 05/25/2016		13,400	11,820
3.000% due 11/17/2014		17,800	16,873
5.500% due 06/26/2017		1,000	974

Total Norway (Cost $60,978)			62,815

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	4,200	5,807

Total South Korea (Cost $6,484)			5,807

SPAIN 2.4%

SOVEREIGN ISSUES 2.4%
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013	EUR	3,000	4,090
Instituto de Credito Oficial
2.567% due 03/25/2014		36,500	47,813
3.250% due 05/14/2013		$9,700	9,693
4.500% due 07/08/2014	EUR	5,200	7,128

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
3.625% due 06/17/2013		$38,600	$39,016

Total Spain (Cost $111,549)			107,740

SUPRANATIONAL 3.7%

CORPORATE BONDS & NOTES 3.7%
Eurofima
6.250% due 12/28/2018	AUD	42,900	46,504
European Investment Bank
6.250% due 04/15/2015		14,600	15,783
6.250% due 06/08/2021		6,300	6,811
European Union
2.500% due 12/04/2015	EUR	20,500	28,627
2.750% due 06/03/2016		26,900	37,798
3.125% due 01/27/2015		3,500	4,948
3.250% due 04/04/2018		13,200	18,908
3.500% due 06/04/2021		3,900	5,581

Total Supranational (Cost $164,764)			164,960

SWITZERLAND 0.1%

CORPORATE BONDS & NOTES 0.1%
Tyco International Ltd.
7.000% due 12/15/2019		$3,500	4,301

Total Switzerland (Cost $3,560)			4,301

UNITED KINGDOM 15.5%

CORPORATE BONDS & NOTES 5.0%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	21,800	30,115
Bank of Scotland PLC
4.375% due 07/13/2016		3,000	4,344
4.500% due 10/23/2013		500	699
5.057% due 07/24/2012	AUD	7,600	7,883
5.250% due 07/24/2012		4,000	4,151
Barclays Bank PLC
10.179% due 06/12/2021		$4,480	5,313
BP Capital Markets PLC
3.125% due 10/01/2015		12,600	13,329
3.830% due 10/06/2017	EUR	2,700	3,887
GKN Holdings PLC
7.000% due 05/14/2012	GBP	5,700	9,167
Hanson Ltd.
6.125% due 08/15/2016		$2,000	2,155
HBOS PLC
6.750% due 05/21/2018		2,000	1,879
LBG Capital PLC
8.000% due 12/29/2049		500	435
8.500% due 12/29/2049		20,900	17,138
9.334% due 02/07/2020 (f)	GBP	5,000	7,462
11.040% due 03/19/2020		4,077	6,695
11.250% due 09/14/2023		1,600	2,481
15.000% due 12/21/2019		200	397
Lloyds TSB Bank PLC
12.000% due 12/29/2049		$11,300	11,834
Nationwide Building Society
2.875% due 09/14/2015	EUR	3,900	5,395
3.500% due 12/07/2015		6,250	8,853
4.625% due 09/13/2012		5,100	6,916
5.500% due 07/18/2012		$28,200	28,583
Pearson Dollar Finance PLC
5.500% due 05/06/2013		2,500	2,618
Royal Bank of Scotland Group PLC
2.750% due 08/18/2014	EUR	13,700	18,644
5.000% due 11/12/2013		$2,020	2,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2014		$2,000	$1,977
6.666% due 04/29/2049	CAD	700	528
Santander UK PLC
1.538% due 10/10/2017	EUR	1,800	1,896
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,500	1,599
WPP Ltd.
6.000% due 04/04/2017	GBP	4,075	7,301
Yorkshire Building Society
3.250% due 09/22/2016	EUR	4,700	6,470

			222,173

MORTGAGE-BACKED SECURITIES 2.3%
Arran Residential Mortgages Funding PLC
2.251% due 05/16/2047		3,485	4,648
Eurosail PLC
1.054% due 03/13/2045		588	647
1.062% due 12/10/2044		8,089	8,789
1.116% due 12/15/2044		8,114	6,504
Great Hall Mortgages PLC
0.604% due 06/18/2039		$2,055	1,733
0.992% due 03/18/2039	EUR	2,829	3,106
Holmes Master Issuer PLC
2.631% due 10/15/2054		11,600	15,543
Mansard Mortgages PLC
1.689% due 12/15/2049	GBP	18,772	25,813
Newgate Funding PLC
1.023% due 12/01/2050	EUR	5,500	4,214
1.476% due 12/15/2050		11,950	13,283
2.039% due 12/15/2050	GBP	500	624
2.126% due 12/15/2050	EUR	2,500	1,742
2.289% due 12/15/2050	GBP	3,000	2,741
2.376% due 12/15/2050	EUR	4,100	2,269
RMAC Securities PLC
0.624% due 06/12/2044		$585	484
1.190% due 06/12/2044	GBP	4,196	5,214
Windermere CMBS PLC
1.340% due 04/24/2017		2,690	3,758

			101,112

SOVEREIGN ISSUES 8.2%
United Kingdom Gilt
3.750% due 09/07/2019		7,900	14,483
3.750% due 09/07/2020		7,300	13,358
3.750% due 09/07/2021 (g)		9,200	16,781
4.000% due 03/07/2022		12,300	22,818
4.250% due 12/07/2027		11,200	21,110
4.250% due 06/07/2032		14,900	27,729
4.250% due 09/07/2039		9,600	17,831
4.250% due 12/07/2040		46,700	86,798
4.250% due 12/07/2046		3,600	6,778
4.500% due 09/07/2034		8,800	16,888
4.750% due 12/07/2030		52,800	104,587
4.750% due 12/07/2038		5,800	11,634
6.000% due 12/07/2028		700	1,590

			362,385

Total United Kingdom (Cost $653,650)			685,670

UNITED STATES 44.1%

ASSET-BACKED SECURITIES 1.2%
Accredited Mortgage Loan Trust
4.330% due 06/25/2033		$421	334
Aegis Asset-Backed Securities Trust
0.612% due 10/25/2035		5,100	4,049

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
0.822% due 07/25/2032	$44	$35
Amresco Residential Securities Mortgage Loan Trust
1.182% due 06/25/2029	221	176
Bear Stearns Asset-Backed Securities Trust
0.312% due 12/25/2036	156	146
0.322% due 10/25/2036	22	20
0.902% due 10/25/2032	41	35
1.042% due 10/27/2032	48	40
1.242% due 10/25/2037	120	77
BNC Mortgage Loan Trust
0.342% due 05/25/2037	1,353	1,225
Carrington Mortgage Loan Trust
0.292% due 01/25/2037	115	114
0.562% due 10/25/2035	76	71
Citibank Omni Master Trust
2.342% due 05/16/2016	8,200	8,221
Citigroup Mortgage Loan Trust, Inc.
0.302% due 07/25/2045	987	675
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	238	249
6.681% due 12/01/2033	156	164
Countrywide Asset-Backed Certificates
0.292% due 07/25/2037	51	50
0.322% due 10/25/2047	53	52
0.342% due 09/25/2047	574	569
0.422% due 09/25/2036	389	324
0.582% due 12/25/2036	1,058	443
4.740% due 10/25/2035	1,967	1,781
Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032	67	51
Credit-Based Asset Servicing and Securitization LLC
0.302% due 11/25/2036	7	3
First Alliance Mortgage Loan Trust
0.472% due 12/20/2027	12	8
First Franklin Mortgage Loan Asset-Backed Certificates
0.302% due 10/25/2036	86	85
Fremont Home Loan Trust
0.352% due 02/25/2036	6	6
Home Equity Asset Trust
0.302% due 05/25/2037	104	102
0.842% due 11/25/2032	2	1
JPMorgan Mortgage Acquisition Corp.
0.332% due 10/25/2036	21	21
0.352% due 08/25/2036	148	50
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034	12	10
Merrill Lynch Mortgage Investors, Inc.
0.322% due 09/25/2037	48	10
0.362% due 02/25/2037	84	38
Mesa Trust Asset-Backed Certificates
1.042% due 12/25/2031	262	188
New Century Home Equity Loan Trust
1.127% due 05/25/2034	3,762	2,787
Popular ABS Mortgage Pass-Through Trust
0.332% due 06/25/2047	319	275
Renaissance Home Equity Loan Trust
0.742% due 12/25/2033	120	97
Residential Asset Mortgage Products, Inc.
0.802% due 06/25/2032	7	5
Residential Asset Securities Corp.
0.742% due 07/25/2032^	179	102
Securitized Asset-Backed Receivables LLC
0.372% due 05/25/2037^	316	163
SLC Student Loan Trust
0.924% due 06/15/2017	58	58

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	103

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.560% due 07/25/2017		$125	$124
0.674% due 12/17/2018		10	10
1.060% due 10/25/2017		8,653	8,635
2.060% due 04/25/2023		21,141	21,733
Soundview Home Equity Loan Trust
0.302% due 11/25/2036		56	16
Structured Asset Securities Corp.
0.822% due 01/25/2033		12	10

			53,438

BANK LOAN OBLIGATIONS 0.3%
HCA, Inc.
2.491% due 11/17/2013		1,000	997
2.741% due 05/02/2016		1,900	1,854
Springleaf Finance Corp.
5.500% due 05/10/2017		12,100	11,170

			14,021

CORPORATE BONDS & NOTES 6.7%
Ally Financial, Inc.
3.874% due 06/20/2014		1,300	1,274
6.625% due 05/15/2012		9,967	10,045
8.300% due 02/12/2015		6,200	6,766
Altria Group, Inc.
9.700% due 11/10/2018		8,000	10,882
American International Group, Inc.
4.250% due 09/15/2014		1,900	1,962
5.600% due 10/18/2016		1,300	1,409
6.765% due 11/15/2017	GBP	6,027	10,554
6.797% due 11/15/2017	EUR	2,565	3,737
8.000% due 05/22/2068		4,600	5,991
AutoZone, Inc.
5.875% due 10/15/2012		$2,000	2,053
6.500% due 01/15/2014		600	657
Avnet, Inc.
6.625% due 09/15/2016		1,550	1,758
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	20,342	27,140
4.250% due 04/05/2017		800	1,102
Bank of America Corp.
4.750% due 05/23/2017		7,950	9,079
6.500% due 08/01/2016		$6,000	6,602
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,300	1,515
Black & Decker Corp.
5.750% due 11/15/2016		3,000	3,457
Boston Scientific Corp.
6.400% due 06/15/2016		4,300	4,954
Brunswick Corp.
11.750% due 08/15/2013		800	904
Burlington Northern Santa Fe LLC
5.650% due 05/01/2017		2,669	3,109
Cardinal Health, Inc.
6.000% due 06/15/2017		3,200	3,667
Citigroup, Inc.
1.107% due 03/05/2014	EUR	400	521
3.625% due 11/30/2017		8,250	9,604
6.000% due 08/15/2017		$3,000	3,339
6.393% due 03/06/2023	EUR	500	631
6.400% due 03/27/2013		1,800	2,503
Cleco Power LLC
6.000% due 12/01/2040		$4,700	5,153
CNA Financial Corp.
5.850% due 12/15/2014		3,000	3,235

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Computer Sciences Corp.
6.500% due 03/15/2018		$4,600	$4,991
HCP, Inc.
5.650% due 12/15/2013		6,000	6,368
International Lease Finance Corp.
6.500% due 09/01/2014		8,800	9,339
6.625% due 11/15/2013		5,500	5,637
6.750% due 09/01/2016		7,100	7,641
JPMorgan Chase & Co.
3.450% due 03/01/2016		2,100	2,191
6.300% due 04/23/2019		1,300	1,504
JPMorgan Chase Capital
6.450% due 01/15/2087		500	503
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013^		800	240
6.875% due 05/02/2018^		7,000	2,135
Limited Brands, Inc.
6.900% due 07/15/2017		5,000	5,587
Loews Corp.
5.250% due 03/15/2016		1,200	1,328
Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013		4,000	4,145
Masco Corp.
5.875% due 07/15/2012		1,000	1,008
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014	EUR	6,000	7,605
1.314% due 08/25/2014		300	379
1.398% due 01/31/2014		2,400	3,063
1.558% due 09/27/2012		2,700	3,576
1.645% due 07/22/2014		7,500	9,504
6.750% due 05/21/2013		1,700	2,370
Morgan Stanley
1.306% due 11/29/2013		5,050	6,488
1.651% due 01/16/2017		1,750	2,021
1.657% due 04/13/2016		1,300	1,535
2.161% due 01/24/2014		$8,100	7,885
Newell Rubbermaid, Inc.
5.500% due 04/15/2013		5,000	5,215
RBS Capital Trust
4.709% due 12/29/2049		1,560	983
Ryder System, Inc.
6.000% due 03/01/2013		5,000	5,206
Sealed Air Corp.
5.625% due 07/15/2013		12,900	13,316
Sheraton Holding Corp.
7.375% due 11/15/2015		5,000	5,775
SLM Corp.
5.125% due 08/27/2012		400	403
5.375% due 05/15/2014		600	620
Spectra Energy Capital LLC
6.200% due 04/15/2018		5,000	5,846
Union Pacific Corp.
4.163% due 07/15/2022		875	947
WM Covered Bond Program
4.375% due 09/16/2014	EUR	11,800	16,585

			295,542

MORTGAGE-BACKED SECURITIES 6.1%
Adjustable Rate Mortgage Trust
2.876% due 09/25/2035		$559	452
American Home Mortgage Assets LLC
0.432% due 05/25/2046		608	339
0.452% due 10/25/2046		2,181	1,112
0.472% due 09/25/2046^		343	47
0.859% due 02/25/2047		6,602	3,138
1.079% due 11/25/2046		9,963	4,667

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
2.653% due 02/20/2036	$1,883	$1,722
5.500% due 08/25/2035	5,696	5,749
5.623% due 03/20/2036	827	687
5.741% due 01/20/2047	570	353
5.933% due 10/20/2046	183	107
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	33,849	31,674
Banc of America Mortgage Securities, Inc.
2.759% due 09/25/2035	182	155
2.838% due 06/25/2035	1,050	826
5.305% due 04/25/2035	1,204	1,105
BCAP LLC Trust
0.412% due 01/25/2037^	12,551	6,504
0.981% due 01/26/2047	1,450	1,030
4.531% due 02/26/2036	768	682
5.250% due 02/26/2036	2,763	2,789
5.250% due 04/26/2037	3,462	3,150
5.250% due 08/26/2037	3,800	3,724
5.564% due 03/26/2037	6,300	4,744
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	2,447	2,263
2.570% due 03/25/2035	4,193	4,079
2.656% due 10/25/2033	404	408
2.689% due 10/25/2035	500	488
2.884% due 05/25/2034	400	345
2.913% due 01/25/2035	1,338	1,110
2.926% due 02/25/2034	86	79
3.046% due 05/25/2034	639	618
3.078% due 03/25/2035	858	849
3.207% due 11/25/2034	20	20
4.745% due 07/25/2034	961	916
Bear Stearns Alt-A Trust
2.555% due 01/25/2036	127	65
2.755% due 11/25/2035^	209	131
2.755% due 08/25/2036^	441	223
2.762% due 02/25/2036^	6,639	3,004
2.783% due 11/25/2036	4,939	2,737
2.826% due 09/25/2035	5,911	3,939
3.871% due 08/25/2036^	1,385	275
4.992% due 11/25/2036	1,138	689
5.655% due 08/25/2036^	3,416	2,032
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	3,595	3,498
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	1,545	1,460
2.450% due 09/25/2035	1,828	1,610
2.530% due 10/25/2035	7,260	6,043
2.660% due 05/25/2035	390	363
5.509% due 09/25/2037^	2,859	1,797
5.565% due 03/25/2037^	2,096	1,131
Countrywide Alternative Loan Trust
0.412% due 01/25/2037	1,294	735
0.422% due 02/20/2047	753	374
0.432% due 09/25/2046	2,061	1,161
0.437% due 12/20/2046	7,923	4,277
0.442% due 05/25/2036	149	84
0.452% due 03/20/2046	183	98
0.452% due 07/20/2046	1,801	740
0.452% due 07/25/2046	131	78
0.472% due 08/25/2046	481	70
0.592% due 05/25/2037^	1,305	691
1.159% due 12/25/2035	182	107
1.659% due 11/25/2035	825	508
2.199% due 11/25/2035	703	447
2.926% due 02/25/2037	526	344
5.250% due 06/25/2035	517	433
6.000% due 10/25/2032	9	9

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037^	$2,562	$1,714
6.000% due 04/25/2037^	959	589
6.250% due 08/25/2037^	950	589
Countrywide Home Loan Mortgage Pass-Through Trust
0.512% due 03/25/2035	1,855	1,529
0.532% due 04/25/2035	42	27
0.562% due 03/25/2035	1,408	771
0.572% due 02/25/2035	31	23
2.530% due 02/20/2036	2,364	1,474
2.746% due 11/25/2034	2,258	1,877
2.754% due 08/25/2034	992	784
2.798% due 08/25/2034	197	147
2.837% due 03/25/2037^	833	397
2.997% due 02/25/2047	979	524
4.179% due 11/19/2033	50	50
Credit Suisse First Boston Mortgage Securities Corp.
1.392% due 03/25/2034^	594	513
1.848% due 05/25/2032	27	25
2.434% due 07/25/2033	66	62
2.575% due 08/25/2033	314	312
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	15,842	293
1.397% due 11/10/2046 (a)	40,706	2,306
Deutsche Mortgage Securities, Inc.
5.248% due 06/26/2035	2,200	2,145
Downey Savings & Loan Association Mortgage Loan Trust
0.562% due 07/19/2045	367	55
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	342	310
2.731% due 08/25/2035	608	500
5.197% due 10/25/2035	666	608
First Republic Mortgage Loan Trust
0.592% due 11/15/2031	137	129
GMAC Mortgage Corp. Loan Trust
3.059% due 06/25/2034	87	78
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046	66	63
0.322% due 01/25/2047^	41	40
0.422% due 01/25/2037	1,179	638
0.452% due 04/25/2036	992	557
0.512% due 11/25/2045	218	135
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033	88	78
GSR Mortgage Loan Trust
1.870% due 03/25/2033	449	453
2.659% due 09/25/2035	1,623	1,582
2.856% due 01/25/2035	1,885	1,676
Harborview Mortgage Loan Trust
0.422% due 07/19/2046	2,572	1,505
0.432% due 09/19/2037	837	541
0.432% due 01/19/2038	2,108	1,370
0.462% due 05/19/2035	1,770	1,129
0.482% due 03/19/2036	326	181
2.799% due 07/19/2035	363	264
2.984% due 05/19/2033	707	688
Homebanc Mortgage Trust
5.563% due 04/25/2037	1,600	818
5.625% due 04/25/2037	842	734
Impac CMB Trust
1.022% due 10/25/2034	1,104	872
1.242% due 07/25/2033	85	78
Indymac Index Mortgage Loan Trust
0.432% due 04/25/2037	340	73
0.432% due 09/25/2046	6,193	3,722
0.482% due 04/25/2035	6,003	4,278
0.482% due 06/25/2037	334	232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.492% due 02/25/2037	$1,100	$233
0.542% due 06/25/2037^	756	259
2.574% due 12/25/2034	242	187
Indymac Mortgage Loan Trust
0.542% due 11/25/2035^	488	226
5.069% due 11/25/2035	3,953	3,085
5.519% due 08/25/2036	1,568	1,537
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	596	594
5.550% due 10/25/2036	611	590
JPMorgan Mortgage Trust
2.083% due 11/25/2033	388	393
4.233% due 07/25/2035	702	634
5.241% due 02/25/2036	1,892	1,577
5.325% due 09/25/2035	1,273	1,124
MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046	3,644	1,999
0.542% due 05/25/2047	1,700	385
2.718% due 11/21/2034	334	336
MASTR Alternative Loans Trust
0.642% due 03/25/2036	564	106
Mellon Residential Funding Corp.
0.722% due 06/15/2030	96	92
2.610% due 10/20/2029	59	59
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	2,222	1,617
0.492% due 08/25/2036	336	290
2.321% due 02/25/2033	251	239
2.644% due 06/25/2035	1,193	1,042
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.966% due 08/12/2049	700	778
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035	4,349	3,491
1.996% due 10/25/2035	4,926	4,548
RBSCF Trust
6.003% due 12/16/2049	4,600	5,246
Residential Accredit Loans, Inc.
0.392% due 02/25/2047	2,915	1,427
0.422% due 06/25/2046	5,376	2,163
0.442% due 12/25/2046^	1,325	333
0.452% due 04/25/2046	86	36
0.512% due 05/25/2046^	1,089	233
0.547% due 09/25/2046	1,724	160
Residential Asset Securitization Trust
0.692% due 12/25/2036^	603	181
5.750% due 02/25/2036^	566	386
6.250% due 10/25/2036^	623	414
6.500% due 08/25/2036^	977	571
Residential Funding Mortgage Securities
3.110% due 09/25/2035	509	358
6.500% due 03/25/2032	132	138
Sovereign Commercial Mortgage Securities Trust
5.904% due 07/22/2030	1,572	1,615
Structured Adjustable Rate Mortgage Loan Trust
2.628% due 04/25/2034	621	546
2.697% due 08/25/2035	1,264	1,007
2.722% due 02/25/2034	422	414
2.742% due 09/25/2034	181	174
4.820% due 09/25/2036	1,600	868
5.117% due 05/25/2036	1,600	1,229
Structured Asset Mortgage Investments, Inc.
0.432% due 06/25/2036	186	123
0.452% due 05/25/2046	1,177	579
0.462% due 05/25/2036	1,986	1,009
0.462% due 09/25/2047	6,300	2,600
0.492% due 07/19/2035	168	150
0.492% due 09/25/2047	305	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.502% due 05/25/2046	$235	$46
0.502% due 05/25/2046^	351	31
0.542% due 08/25/2036	1,800	406
0.552% due 12/25/2035	18	10
0.822% due 07/19/2034	33	30
1.659% due 08/25/2047	3,196	1,693
Structured Asset Securities Corp.
2.772% due 10/25/2035	832	658
5.500% due 09/25/2035	2,000	1,778
Thornburg Mortgage Securities Trust
3.002% due 10/25/2043	183	165
5.800% due 03/25/2037	2,543	2,241
UBS-Citigroup Commercial Mortgage Trust
2.527% due 01/10/2045 (a)	23,938	3,313
Wachovia Bank Commercial Mortgage Trust
5.416% due 01/15/2045	300	334
WaMu Mortgage Pass-Through Certificates
0.472% due 04/25/2045	379	305
0.502% due 11/25/2045	2,941	2,339
0.512% due 12/25/2045	4,138	3,301
0.522% due 11/25/2045	1,084	779
0.552% due 01/25/2045	809	675
0.620% due 11/25/2034	1,878	1,560
0.859% due 03/25/2047	2,924	1,755
0.899% due 01/25/2047	1,528	861
0.909% due 06/25/2047	689	249
0.919% due 04/25/2047	6,714	4,773
0.969% due 12/25/2046	162	118
1.139% due 06/25/2046	1,814	1,373
1.159% due 02/25/2046	527	412
1.378% due 05/25/2041	9	8
2.474% due 02/27/2034	710	702
2.557% due 12/25/2036	6,710	4,718
2.560% due 04/25/2035	1,000	759
2.577% due 06/25/2033	196	198
2.597% due 02/25/2037^	4,205	2,724
2.634% due 02/25/2037	1,681	1,206
2.724% due 07/25/2046	863	683
2.724% due 10/25/2046	351	269
5.276% due 02/25/2037	1,668	1,227
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.492% due 07/25/2046	127	25
0.918% due 04/25/2047	689	77
0.928% due 04/25/2047	1,003	273
0.999% due 05/25/2047	677	154
1.098% due 07/25/2046	1,130	463
Wells Fargo Mortgage-Backed Securities Trust
0.742% due 07/25/2037	779	617
2.631% due 03/25/2036	11,486	9,983
2.645% due 06/25/2035	935	918
2.684% due 06/25/2035	3,132	3,173
2.717% due 10/25/2035	813	756
2.720% due 10/25/2035	600	475
4.694% due 12/25/2033	15	15
5.612% due 04/25/2036	623	278

		270,971

MUNICIPAL BONDS & NOTES 1.6%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	800	617
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	3,800	4,762
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	11,900	15,605

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	105

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.700% due 11/01/2030	$1,100	$1,292
7.950% due 03/01/2036	900	1,044
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	275	301
7.350% due 07/01/2035	1,300	1,523
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	2,900	3,011
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	5,700	5,047
6.500% due 06/01/2023	1,335	1,268
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	8,000	9,966
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	7,400	10,472
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	6,200	6,796
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	600	666
Northern Tobacco Securitization Corp., Alaska Revenue Bonds, Series 2006
5.000% due 06/01/2046	3,400	2,518
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 09/01/2041	1,000	1,110
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	1,980	154
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	2,000	2,321
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,000	756
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
5.200% due 06/01/2046	2,410	1,620

		70,849

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.829% due 12/31/2049	640	4,791
SLM Corp. CPI Linked Security
4.962% due 03/15/2017	20,000	465

		5,256

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 28.1%
Fannie Mae
0.342% due 01/25/2021	$26	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.362% due 03/25/2034	$151	$150
0.442% due 10/27/2037	800	796
0.542% due 03/25/2036	90	90
0.672% due 11/25/2040	12,585	12,581
0.692% due 11/25/2040	13,211	13,206
0.742% due 10/25/2040 - 12/25/2040	22,630	22,628
1.382% due 06/01/2043	143	144
2.200% due 01/01/2023	47	49
2.245% due 12/01/2034	603	636
2.290% due 11/01/2022	14	15
2.313% due 08/01/2023	110	116
2.358% due 04/01/2032	48	48
2.375% due 06/01/2035	1,167	1,224
2.473% due 08/01/2036	302	323
2.497% due 11/01/2034	3,635	3,877
2.633% due 12/01/2030	16	17
3.500% due 11/01/2021 - 05/01/2042	451,281	462,406
4.000% due 12/01/2039 - 05/01/2042	348,042	365,000
4.500% due 10/01/2033 - 05/01/2042	204,823	217,915
5.370% due 12/01/2015	2,509	2,762
6.000% due 04/25/2043 - 07/25/2044	2,324	2,604
Freddie Mac
0.592% due 12/15/2030	101	101
0.722% due 10/15/2040	8,814	8,813
0.842% due 12/15/2037	7,028	7,058
1.144% due 10/15/2040	6,858	6,858
1.355% due 10/25/2044	4,347	4,348
1.369% due 02/25/2045	318	303
1.586% due 10/25/2021 (a)	30,564	3,476
2.360% due 06/01/2022	104	105
2.521% due 09/01/2035	185	197
4.500% due 07/15/2023	108	110
6.000% due 12/01/2033	1,456	1,622
6.500% due 11/15/2023	149	158
9.050% due 06/15/2019	2	2
Ginnie Mae
1.625% due 11/20/2021 - 11/20/2030	486	503
2.000% due 07/20/2022 - 08/20/2027	55	57
2.375% due 05/20/2022 - 05/20/2030	650	674
6.000% due 08/20/2034	11,673	14,062
NCUA Guaranteed Notes
0.713% due 11/05/2020	62,763	62,763
0.803% due 12/08/2020	26,920	27,033
Small Business Administration
5.110% due 04/01/2025	155	172

		1,245,028

Total United States (Cost $1,957,425)		1,955,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 17.1%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 05/15/2012		$18,900	$18,871
Intesa Sanpaolo SpA
2.375% due 12/21/2012		5,100	5,018

			23,889

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.050% due 04/02/2012		7,900	7,900
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $8,067. Repurchase proceeds are $7,900.)
State Street Bank and Trust Co.
0.010% due 04/02/2012		4,976	4,976
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $5,079. Repurchase proceeds are $4,976.)

			12,876

JAPAN TREASURY BILLS 4.6%
0.406% due 05/07/2012 - 06/25/2012 (b)	JPY	17,080,000	206,320

MEXICO TREASURY BILLS 6.9%
4.567% due 04/12/2012 - 09/20/2012 (b)	MXN	3,940,000	303,993

U.S. TREASURY BILLS 1.0%
0.123% due 04/05/2012 - 03/07/2013 (b)(d)(e)(g)(h)		$43,379	43,352

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 3.8%
PIMCO Short-Term Floating NAV Portfolio		16,797,619	168,329

Total Short-Term Instruments (Cost $755,278)			758,759

Total Investments 120.6% (Cost $5,285,447)			$5,350,104

Written Options (j) (0.3%) (Premiums $15,741)			(13,034)

Other Assets and Liabilities (Net) (20.3%)			(902,210)

Net Assets 100.0%			$4,434,860

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,065 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(e)	Securities with an aggregate market value of $17,732 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $5,852 at a weighted average interest rate of (0.849%). On March 31, 2012, securities valued at $746 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $18,205 and cash of $6,159 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Call Options Strike @ EUR 137.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	265	$(425)
Call Options Strike @ EUR 137.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	630	(797)
Call Options Strike @ EUR 138.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	152	(137)
Call Options Strike @ EUR 138.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	490	(257)
Call Options Strike @ EUR 139.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	467	(89)
Canada Government 10-Year Bond June Futures	Short	06/2012	154	(245)
Euro-Bobl June Futures	Long	06/2012	2,969	76
Euro-Bund 10-Year Bond June Futures	Long	06/2012	4,039	3,249
Japan Government 10-Year Bond June Futures	Long	06/2012	22	(89)
Put Options Strike @ EUR 117.000 on Euro-Bobl June Futures	Long	06/2012	406	(1)
Put Options Strike @ EUR 122.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2012	1,328	(2)
U.S. Treasury 10-Year Note June Futures	Short	06/2012	838	241
United Kingdom 10-Year Gilt June Futures	Short	06/2012	350	(331)

				$1,193

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $19,541 and cash of $1,790 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.250%	06/20/2016	$	38,900	$(231)	$184
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		504,700	5,435	8,317

						$5,204	$8,501

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)		Notional Amount (4)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Agrium, Inc.	BOA	(1.250%	)	03/20/2019	1.134%	$	5,000	$(40)	$0	$(40)
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.195%		600	(11)	0	(11)
AutoZone, Inc.	CBK	(0.680%	)	12/20/2012	0.110%		2,000	(9)	0	(9)
Avnet, Inc.	UAG	(1.530%	)	09/20/2016	1.480%		1,550	(4)	0	(4)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	0.361%		3,000	(93)	0	(93)
Brunswick Corp.	BOA	(4.100%	)	09/20/2013	0.708%		800	(41)	0	(41)
Burlington Northern Santa Fe LLC	BOA	(0.500%	)	06/20/2017	0.162%		2,669	(47)	0	(47)
Cardinal Health, Inc.	DUB	(0.610%	)	06/20/2017	0.380%		1,600	(19)	11	(30)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.380%		1,600	(17)	0	(17)
CNA Financial Corp.	BRC	(1.390%	)	12/20/2014	0.925%		3,000	(39)	0	(39)
Computer Sciences Corp.	BOA	(1.060%	)	03/20/2018	2.776%		4,600	412	0	412
Hanson Ltd.	BRC	(5.000%	)	09/20/2016	1.724%		1,000	(140)	485	(625)
Hanson Ltd.	BRC	(1.000%	)	09/20/2016	1.724%		1,000	31	243	(212)
HCP, Inc.	MYC	(2.030%	)	12/20/2013	0.494%		6,000	(164)	0	(164)
Lennar Corp.	BOA	(5.750%	)	12/20/2012	0.658%		700	(27)	0	(27)
Limited Brands, Inc.	BOA	(3.550%	)	09/20/2017	1.898%		1,000	(85)	98	(183)
Limited Brands, Inc.	BOA	(2.850%	)	09/20/2017	1.898%		4,000	(198)	548	(746)
Loews Corp.	JPM	(0.330%	)	03/20/2016	0.462%		1,150	6	0	6
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	0.302%		4,000	(87)	0	(87)
Masco Corp.	MYC	(0.580%	)	09/20/2012	0.744%		1,000	0	0	0
Newell Rubbermaid, Inc.	GST	(0.780%	)	06/20/2013	0.194%		5,000	(37)	0	(37)
Pearson Dollar Finance PLC	BRC	(0.610%	)	06/20/2013	0.086%		2,500	(17)	0	(17)
Reed Elsevier Capital, Inc.	MYC	(0.280%	)	06/20/2012	0.075%		1,200	(1)	0	(1)
Ryder System, Inc.	CBK	(1.160%	)	03/20/2013	0.413%		5,000	(39)	0	(39)
Sealed Air Corp.	BOA	(1.135%	)	09/20/2013	1.088%		6,900	(8)	0	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	107

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)		Notional Amount (4)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Sealed Air Corp.	BRC	(1.035%	)	09/20/2013	1.088%	$	6,000	$2	$198	$(196)
Sheraton Holding Corp.	DUB	(2.390%	)	12/20/2015	0.907%		5,000	(274)	231	(505)
Spectra Energy Capital LLC	DUB	(0.860%	)	06/20/2018	1.121%		5,000	75	0	75
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.267%		1,400	(9)	0	(9)
Tyco International Ltd.	BOA	(1.120%	)	12/20/2019	0.990%		3,500	(34)	0	(34)
Union Pacific Corp.	BOA	(1.000%	)	03/20/2016	0.268%		200	(6)	(3)	(3)
Union Pacific Corp.	BRC	(0.600%	)	03/20/2016	0.273%		800	(11)	30	(41)
Viacom, Inc.	JPM	(1.150%	)	06/20/2016	0.671%		6,400	(130)	0	(130)
WPP PLC	BRC	(3.750%	)	06/20/2017	0.825%	GBP	2,425	(570)	0	(570)
WPP PLC	JPM	(3.750%	)	06/20/2017	0.825%		1,650	(387)	0	(387)

								$(2,018)	$1,841	$(3,859)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	2.499%	$	5,700	$113	$105	$8
Ally Financial, Inc.	DUB	5.000%	09/20/2012	2.498%		8,300	114	151	(37)
Australia Government Bond	BOA	1.000%	06/20/2015	0.419%		3,400	64	58	6
Australia Government Bond	DUB	1.000%	03/20/2016	0.531%		9,000	168	191	(23)
Australia Government Bond	DUB	1.000%	09/20/2016	0.610%		8,400	147	128	19
Australia Government Bond	DUB	1.000%	12/20/2016	0.654%		4,300	70	11	59
Australia Government Bond	GST	1.000%	06/20/2016	0.560%		2,100	40	51	(11)
Australia Government Bond	MYC	1.000%	06/20/2016	0.560%		5,700	106	136	(30)
Australia Government Bond	MYC	1.000%	09/20/2016	0.610%		4,600	80	40	40
Australia Government Bond	MYC	1.000%	12/20/2016	0.654%		2,800	45	8	37
Australia Government Bond	RYL	1.000%	03/20/2016	0.531%		20,300	380	441	(61)
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		12,800	224	157	67
Australia Government Bond	RYL	1.000%	12/20/2016	0.654%		11,900	194	24	170
Australia Government Bond	UAG	1.000%	09/20/2016	0.610%		16,800	294	277	17
BP Capital Markets America, Inc.	BRC	1.000%	12/20/2015	0.739%		6,000	60	(106)	166
California State General Obligation Bonds, Series 2003	CBK	2.950%	12/20/2020	2.000%		6,300	370	0	370
California State General Obligation Bonds, Series 2003	CBK	2.760%	03/20/2021	2.017%		4,900	229	0	229
California State General Obligation Bonds, Series 2003	GST	2.910%	12/20/2020	2.000%		3,300	186	0	186
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	1.475%		8,100	(34)	0	(34)
California State General Obligation Bonds, Series 2003	MYC	2.900%	12/20/2020	2.000%		9,700	540	0	540
California State General Obligation Bonds, Series 2003	MYC	2.150%	03/20/2021	2.017%		8,000	71	0	71
China Government International Bond	CBK	1.000%	03/20/2016	0.868%		1,300	7	14	(7)
China Government International Bond	DUB	1.000%	12/20/2015	0.819%		18,000	126	395	(269)
China Government International Bond	DUB	1.000%	03/20/2016	0.868%		600	3	6	(3)
China Government International Bond	GST	1.000%	12/20/2015	0.819%		600	4	13	(9)
China Government International Bond	MYC	1.000%	12/20/2015	0.819%		15,400	108	299	(191)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.503%		3,400	33	0	33
Ensco PLC	FBF	1.000%	03/20/2014	0.653%		8,500	61	(63)	124
Illinois State General Obligation Bonds, Series 2006	CBK	2.900%	03/20/2021	2.367%		4,700	171	0	171
Japan Government International Bond	FBF	1.000%	03/20/2016	0.781%		14,800	132	(104)	236
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%		1,500	13	(14)	27
Japan Government International Bond	UAG	1.000%	03/20/2016	0.781%		1,300	12	(9)	21
Pennsylvania State General Obligation Bonds, Series 2005	MYC	1.400%	03/20/2021	1.300%		7,900	56	0	56
Republic of Germany	CBK	0.250%	12/20/2016	0.651%		9,000	(166)	(370)	204
Republic of Germany	GST	0.250%	12/20/2016	0.651%		28,500	(525)	(1,198)	673
U.S. Treasury Notes	DUB	0.250%	12/20/2015	0.191%	EUR	28,300	86	(416)	502
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.222%		8,200	14	(150)	164
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.288%	$	7,900	183	75	108
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.288%		3,100	72	23	49
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		5,600	126	69	57
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		28,800	668	187	481
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.389%		500	11	10	1
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.288%		22,400	520	149	371
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		19,200	440	432	8

							$5,616	$1,020	$4,596

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	7,600	$(62)	$(208)	$146
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		7,900	(64)	(213)	149
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		23,200	(188)	(821)	633
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020		6,600	(298)	(363)	65
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		13,500	(177)	(287)	110

						$(789)	$(1,892)	$1,103

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps

Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/ (Received)	Unrealized (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency received	03/15/2013	JPM	$	77,040	JPY	6,394,320	$(357)	$47	$(404)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.483% based on the notional amount of currency received	02/10/2016	JPM		11,220		920,000	(91)	(3)	(88)

								$(448)	$44	$(492)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	104,900	$699	$347	$352
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		101,800	730	445	285
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	27,500	479	(156)	635
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	11,220,000	6,979	3,208	3,771
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		2,860,000	1,779	779	1,000
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	BOA		6,790,000	5,998	(269)	6,267
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UAG		2,390,000	2,111	(97)	2,208
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	139,800	469	45	424
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		218,700	733	(240)	973
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		195,800	181	7	174
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	BRC		72,500	274	32	242
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	HUS		64,900	245	36	209
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	MYC		803,400	3,036	608	2,428
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		55,900	7	(62)	69
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	GLM		44,100	6	(44)	50
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	BRC		100,200	296	(204)	500
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	HUS		49,700	146	(223)	369
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		99,300	82	38	44
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		213,600	1,191	78	1,113
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		58,900	328	37	291

							$25,769	$4,365	$21,404

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	109

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

(j)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$129.500	04/20/2012	790	$436	$(556)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	18,400	$0	$(53)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		18,400	0	(10)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		9,300	0	(27)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		9,300	0	(5)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		47,000	0	(245)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		47,000	0	(83)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		40,400	411	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		18,700	168	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		30,400	330	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		26,000	270	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		24,500	266	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		28,600	271	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		24,800	243	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		28,900	320	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		18,700	129	(124)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		18,700	445	(436)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		137,200	713	(907)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		137,200	3,762	(3,196)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		224,700	2,664	(3,080)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		224,700	4,249	(3,552)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		24,700	348	(338)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		24,700	410	(390)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		25,700	154	0

								$15,153	$(12,446)

Inflation-Capped Options

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$	6,400	$82	$(12)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		7,100	70	(20)

							$152	$(32)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	3,095	$692,800	EUR	165,600	$9,666
Sales	4,392	1,541,231		329,558	23,955
Closing Buys	(5,455)	(894,700)		0	(10,615)
Expirations	0	(117,831)		(449,358)	(6,185)
Exercised	(1,242)	0		(45,800)	(1,080)

Balance at 03/31/2012	790	$1,221,500	EUR	0	$15,741

(k)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2042	$11,000	$11,344	$(11,301)
Fannie Mae	4.000%	03/01/2042	22,750	23,985	(23,944)

				$35,329	$(35,245)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	22,894	04/2012	BRC	$566	$0	$566
Buy		18,313	04/2012	BSN	0	(303)	(303)
Buy		6,734	04/2012	CBK	0	(44)	(44)
Sell		18,911	04/2012	CBK	124	0	124
Buy		2,000	04/2012	DUB	5	0	5
Sell		2,000	04/2012	DUB	0	(5)	(5)
Sell		273,877	04/2012	FBF	9,366	0	9,366
Buy		11,385	04/2012	HUS	0	(147)	(147)
Buy		2,938	04/2012	JPM	0	(8)	(8)
Sell		5,576	04/2012	JPM	49	0	49
Sell		44,563	04/2012	MSC	510	0	510
Buy		11,977	04/2012	UAG	0	(17)	(17)
Sell		10,224	04/2012	UAG	127	0	127
Sell	BRL	3,468	04/2012	BRC	0	(49)	(49)
Buy		1,980	04/2012	JPM	0	(54)	(54)
Buy		1,488	04/2012	MSC	0	(47)	(47)
Sell		1,488	06/2012	MSC	47	0	47
Buy	CAD	27,844	06/2012	CBK	0	(107)	(107)
Sell		36,330	06/2012	CBK	132	0	132
Sell		808	06/2012	DUB	0	(2)	(2)
Sell		15,451	06/2012	FBF	91	0	91
Sell		15,377	06/2012	JPM	158	0	158
Sell		208	06/2012	RBC	1	0	1
Buy		3,677	06/2012	UAG	8	0	8
Sell		15,046	06/2012	UAG	86	0	86
Buy	CLP	31,472	08/2012	MSC	0	0	0
Buy	CNY	12,179	06/2012	BRC	0	(2)	(2)
Sell		50,721	06/2012	BRC	0	(91)	(91)
Buy		150,275	06/2012	CBK	208	(12)	196
Sell		251,013	06/2012	CBK	0	(475)	(475)
Buy		33,600	06/2012	DUB	53	0	53
Sell		225,512	06/2012	DUB	0	(412)	(412)
Sell		92,172	06/2012	FBF	0	(157)	(157)
Buy		50,437	06/2012	GST	94	0	94
Sell		115,644	06/2012	GST	0	(185)	(185)
Buy		50,000	06/2012	HUS	96	0	96
Sell		29,740	06/2012	HUS	0	(49)	(49)
Buy		328,744	06/2012	JPM	321	(38)	283
Sell		121,743	06/2012	JPM	0	(176)	(176)
Sell		32,653	06/2012	MSC	0	(52)	(52)
Buy		45,317	06/2012	UAG	86	0	86
Sell		239,272	06/2012	UAG	0	(388)	(388)
Sell		88,048	10/2012	HUS	0	(114)	(114)
Sell		68,587	10/2012	JPM	0	(143)	(143)
Buy		148,890	10/2012	UAG	110	0	110
Buy		62,000	08/2013	DUB	0	(122)	(122)
Buy		44,000	08/2013	RYL	0	(57)	(57)
Buy		48,000	08/2013	UAG	0	(79)	(79)
Buy		20,257	04/2014	BRC	0	(147)	(147)
Buy		42,376	04/2014	CBK	0	(301)	(301)
Buy		15,530	04/2014	GST	0	(110)	(110)
Buy		13,509	04/2014	HUS	0	(98)	(98)
Buy		27,025	04/2014	JPM	0	(192)	(192)
Buy		45,887	04/2014	RYL	0	(305)	(305)
Buy		27,005	04/2014	UAG	0	(196)	(196)
Buy		8,289	09/2015	BOA	0	(57)	(57)
Buy		25,039	09/2015	BRC	0	(213)	(213)
Buy		97,612	09/2015	CBK	0	(917)	(917)
Buy		23,610	09/2015	JPM	0	(223)	(223)
Buy		7,998	09/2015	MSC	0	(52)	(52)
Buy	DKK	24,729	05/2012	DUB	30	0	30
Buy	EUR	38,270	04/2012	BRC	374	(48)	326
Sell		248,385	04/2012	BRC	1,735	0	1,735
Sell		10,312	04/2012	BSN	0	(246)	(246)
Buy		453,822	04/2012	CBK	6,936	(33)	6,903

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	111

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	308,763	04/2012	CBK	$2,688	$(255)	$2,433
Buy		144,583	04/2012	DUB	362	0	362
Sell		56,337	04/2012	DUB	5	(363)	(358)
Buy		142,898	04/2012	FBF	1,343	0	1,343
Sell		163,256	04/2012	FBF	1,804	0	1,804
Sell		209,067	04/2012	HUS	0	(1,810)	(1,810)
Buy		226,740	04/2012	JPM	2,415	0	2,415
Buy		93,755	04/2012	MSC	313	0	313
Buy		2,072	04/2012	RBC	54	0	54
Buy		174,097	04/2012	UAG	99	0	99
Sell		248,500	04/2012	UAG	0	(1,000)	(1,000)
Sell		10,178	05/2012	BRC	0	(7)	(7)
Sell		370,952	05/2012	CBK	4	(4,528)	(4,524)
Sell		164,707	05/2012	DUB	0	(495)	(495)
Sell		142,898	05/2012	FBF	0	(1,342)	(1,342)
Sell		234,363	05/2012	JPM	0	(2,427)	(2,427)
Sell		92,896	05/2012	MSC	0	(298)	(298)
Sell		179,635	05/2012	UAG	0	(36)	(36)
Buy	GBP	11,136	04/2012	BRC	286	0	286
Sell		130,419	04/2012	BRC	0	(3,117)	(3,117)
Buy		225	04/2012	BSN	6	0	6
Buy		218	04/2012	CBK	0	0	0
Sell		2,421	04/2012	DUB	0	(38)	(38)
Buy		2,421	04/2012	GST	78	0	78
Sell		255,359	04/2012	HUS	0	(6,743)	(6,743)
Buy		24,243	04/2012	JPM	333	0	333
Buy		207	04/2012	RBC	6	0	6
Buy		2,421	05/2012	DUB	37	0	37
Buy	HKD	317,584	05/2012	JPM	0	(59)	(59)
Buy	IDR	160,910	07/2012	UAG	0	0	0
Sell	INR	213,625	07/2012	DUB	297	0	297
Buy		205,983	07/2012	JPM	0	(65)	(65)
Sell	JPY	1,665,815	04/2012	CBK	7	0	7
Buy		556,579	04/2012	DUB	6	0	6
Buy		1,108,447	04/2012	HUS	12	0	12
Sell		13,228,684	05/2012	BRC	6,193	0	6,193
Sell		427,086	05/2012	DUB	448	0	448
Sell		102,790	05/2012	JPM	108	0	108
Sell		101,440	05/2012	UAG	46	0	46
Buy		8,207,493	06/2012	BRC	126	(453)	(327)
Sell		346,856	06/2012	BSN	0	(27)	(27)
Buy		8,797,099	06/2012	CBK	0	(666)	(666)
Sell		2,860,976	06/2012	CBK	0	(348)	(348)
Buy		4,095,738	06/2012	DUB	0	(230)	(230)
Sell		359,024	06/2012	DUB	0	(44)	(44)
Buy		1,234,100	06/2012	JPM	1	0	1
Buy		1,262,443	06/2012	MSC	149	0	149
Buy		3,286,432	06/2012	UAG	30	(133)	(103)
Sell	KRW	3,651	07/2012	UAG	0	0	0
Sell	MXN	650,000	04/2012	UAG	0	(3,423)	(3,423)
Sell		49,000	06/2012	BRC	35	0	35
Buy		56,811	06/2012	HUS	12	0	12
Sell		1,215,736	06/2012	HUS	182	(302)	(120)
Buy		3,437	06/2012	JPM	0	(3)	(3)
Buy		24,343	06/2012	UAG	0	(2)	(2)
Sell		830,000	07/2012	HUS	0	(4,316)	(4,316)
Sell		969,000	07/2012	MSC	0	(1,629)	(1,629)
Sell		140,000	08/2012	MSC	0	(43)	(43)
Sell		690,000	08/2012	UAG	0	(22)	(22)
Sell		377,000	09/2012	HUS	292	0	292
Sell	MYR	17,130	04/2012	CBK	0	(10)	(10)
Buy		17,553	04/2012	UAG	0	(54)	(54)
Buy	NZD	1,637	05/2012	BSN	0	(1)	(1)
Sell		7,905	05/2012	DUB	0	(10)	(10)
Sell		19,053	05/2012	JPM	96	0	96
Sell		150,852	05/2012	WST	219	0	219
Sell	PHP	1,799	06/2012	CBK	0	0	0

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	PLN	806	05/2012	JPM	$0	$(12)	$(12)
Sell	SGD	49	05/2012	DUB	0	0	0
Buy	TWD	700	04/2012	BRC	1	0	1
Buy		940	04/2012	JPM	1	0	1

					$39,407	$(40,784)	$(1,377)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$32,147	$0	$32,147
Mortgage-Backed Securities	0	12,471	0	12,471
Sovereign Issues	0	3,475	0	3,475
Canada
Corporate Bonds & Notes	0	31,936	0	31,936
Sovereign Issues	0	22,812	0	22,812
Cayman Islands
Asset-Backed Securities	0	17,608	10,873	28,481
Corporate Bonds & Notes	0	11,846	0	11,846
Chile
Corporate Bonds & Notes	0	7,067	0	7,067
Denmark
Corporate Bonds & Notes	0	2,589	0	2,589
France
Asset-Backed Securities	0	70	0	70
Corporate Bonds & Notes	0	214,849	0	214,849
Germany
Asset-Backed Securities	0	15	0	15
Bank Loan Obligations	0	9,580	0	9,580
Corporate Bonds & Notes	0	417,713	0	417,713
Sovereign Issues	0	340,150	0	340,150
Ireland
Asset-Backed Securities	0	7,687	0	7,687
Corporate Bonds & Notes	0	34,938	0	34,938
Mortgage-Backed Securities	0	3,306	0	3,306
Italy
Corporate Bonds & Notes	0	16,112	0	16,112
Mortgage-Backed Securities	0	20	0	20
Japan
Sovereign Issues	0	13,486	0	13,486
Jersey, Channel Islands
Asset-Backed Securities	0	0	805	805
Luxembourg
Asset-Backed Securities	0	5,721	0	5,721
Corporate Bonds & Notes	0	16,790	0	16,790
Mexico
Sovereign Issues	0	71,728	0	71,728
Netherlands
Asset-Backed Securities	0	13,952	0	13,952
Corporate Bonds & Notes	0	131,339	0	131,339
Mortgage-Backed Securities	0	2,195	0	2,195
Sovereign Issues	0	8,627	0	8,627
New Zealand
Sovereign Issues	0	143,040	0	143,040
Norway
Corporate Bonds & Notes	0	62,815	0	62,815

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
South Korea
Corporate Bonds & Notes	$0	$5,807	$0	$5,807
Spain
Sovereign Issues	0	107,740	0	107,740
Supranational
Corporate Bonds & Notes	0	164,960	0	164,960
Switzerland
Corporate Bonds & Notes	0	4,301	0	4,301
United Kingdom
Corporate Bonds & Notes	0	222,173	0	222,173
Mortgage-Backed Securities	0	101,112	0	101,112
Sovereign Issues	0	362,385	0	362,385
United States
Asset-Backed Securities	0	53,438	0	53,438
Bank Loan Obligations	0	14,021	0	14,021
Corporate Bonds & Notes	0	295,542	0	295,542
Mortgage-Backed Securities	0	257,641	13,330	270,971
Municipal Bonds & Notes	0	70,849	0	70,849
Preferred Securities	465	0	4,791	5,256
U.S. Government Agencies	0	1,155,232	89,796	1,245,028
Short-Term Instruments
Certificates of Deposit	0	23,889	0	23,889
Repurchase Agreements	0	12,876	0	12,876
Japan Treasury Bills	0	206,320	0	206,320
Mexico Treasury Bills	0	303,993	0	303,993
U.S. Treasury Bills	0	43,352	0	43,352
PIMCO Short-Term Floating NAV Portfolios	168,329	0	0	168,329
	$168,794	$5,061,715	$119,595	$5,350,104

Short Sales, at value	$0	$(35,245)	$0	$(35,245)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	6,867	0	6,867
Foreign Exchange Contracts	0	39,407	0	39,407
Interest Rate Contracts	3,566	29,905	0	33,471
	$3,566	$76,179	$0	$79,745

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(5,027)	0	(5,027)
Foreign Exchange Contracts	0	(41,276)	0	(41,276)
Interest Rate Contracts	(2,373)	(13,002)	(32)	(15,407)
	$(2,373)	$(59,305)	$(32)	$(61,710)

Totals	$169,987	$5,043,344	$119,563	$5,332,894

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	113

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Andorra
Corporate Bonds & Notes	$5,504	$0	$(5,539)	$49	$220	$(234)	$0	$0	$0	$0
Cayman Islands
Asset-Backed Securities	15,363	3,553	(2,265)	117	39	86	0	(6,020)	10,873	(9)
India
Corporate Bonds & Notes	3,480	0	(3,369)	0	(131)	20	0	0	0	0
Jersey, Channel Islands
Asset-Backed Securities	0	0	0	0	0	0	805	0	805	0
Luxembourg
Asset-Backed Securities	3,841	0	0	18	0	(263)	0	(3,596)	0	0
Spain
Sovereign Issues	51,597	0	(51,701)	1	0	103	0	0	0	0
United Kingdom
Corporate Bonds & Notes	19,577	0	0	6	0	(2,445)	0	(17,138)	0	0
United States
Mortgage-Backed Securities	0	14,071	(520)	30	68	(319)	0	0	13,330	(319)
Preferred Securities	4,861	0	0	0	0	(70)	0	0	4,791	(70)
U.S. Government Agencies	106,951	0	(17,237)	0	28	54	0	0	89,796	48

	$211,174	$17,624	$(80,631)	$221	$224	$(3,068)	$805	$(26,754)	$119,595	$(350)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,181)	$0	$0	$0	$655	$494	$0	$0	$(32)	$64

Totals	$209,993	$17,624	$(80,631)	$221	$879	$(2,574)	$805	$(26,754)	$119,563	$(286)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$7,163	$7,163
Unrealized appreciation on foreign currency contracts	0	0	0	39,407	0	39,407
Unrealized appreciation on OTC swap agreements	0	6,867	0	0	21,404	28,271

	$0	$6,867	$0	$39,407	$28,567	$74,841

Liabilities:
Written options outstanding	$0	$0	$0	$0	$13,034	$13,034
Unrealized depreciation on foreign currency contracts	0	0	0	40,784	0	40,784
Unrealized depreciation on OTC swap agreements	0	5,027	0	492	0	5,519

	$0	$5,027	$0	$41,276	$13,034	$59,337

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(155)	$(155)
Net realized gain on futures contracts	0	0	0	0	126,324	126,324
Net realized gain on written options	0	0	0	6,190	7,821	14,011
Net realized gain (loss) on swaps	0	(7,034)	0	327	(85,413)	(92,120)
Net realized gain on foreign currency transactions	0	0	0	72,251	0	72,251

	$0	$(7,034)	$0	$78,768	$48,577	$120,311

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$12,813	$12,813
Net change in unrealized appreciation (depreciation) on written options	0	0	0	(1,636)	5,415	3,779
Net change in unrealized appreciation (depreciation) on swaps	0	1,298	0	(1,120)	29,671	29,849
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	15,903	0	15,903

	$0	$1,298	$0	$13,147	$47,899	$62,344

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,193 and open centrally cleared swaps cumulative appreciation/(depreciation) of $8,501 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$5,476	$(5,460)	$16
BRC	5,082	(6,780)	(1,698)
BSN	(571)	280	(291)
CBK	3,271	(4,840)	(1,569)
DUB	(10,084)	8,074	(2,010)
FBF	18,797	(19,420)	(623)
GLM	(57)	0	(57)
GST	(256)	0	(256)
HUS	(10,023)	6,915	(3,108)
JPM	(909)	919	10
MSC	(1,102)	(942)	(2,044)
MYC	3,788	(4,815)	(1,027)
RBC	61	0	61
RYL	2,215	(2,240)	(25)
UAG	(1,632)	470	(1,162)
WST	219	(1,050)	(831)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	115

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 7.0%

CORPORATE BONDS & NOTES 0.5%
Macquarie Bank Ltd.
6.625% due 04/07/2021		$16,500	$16,585
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		2,900	2,989
Telstra Corp. Ltd.
4.800% due 10/12/2021		500	545

			20,119

SOVEREIGN ISSUES 6.5%
Australia Government Bond
4.750% due 06/15/2016	AUD	59,300	64,343
5.250% due 03/15/2019		46,000	51,899
5.500% due 12/15/2013		40,000	42,820
5.500% due 01/21/2018		66,600	75,451
5.500% due 04/21/2023		10,800	12,508
5.750% due 05/15/2021		29,700	34,890
New South Wales Treasury Corp.
6.000% due 05/01/2012		200	207

			282,118

Total Australia (Cost $298,152)			302,237

BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%
Bahrain Government International Bond
5.500% due 03/31/2020		$4,000	3,980

Total Bahrain (Cost $3,927)			3,980

BERMUDA 0.3%

CORPORATE BONDS & NOTES 0.3%
Noble Group Ltd.
6.625% due 08/05/2020		$200	198
6.750% due 01/29/2020		10,000	9,950
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,000	1,018
4.750% due 02/16/2021		1,000	1,039
6.500% due 06/10/2014		1,000	1,096
7.875% due 06/10/2019		450	555

Total Bermuda (Cost $14,181)			13,856

BRAZIL 3.1%

CORPORATE BONDS & NOTES 0.9%
Banco do Brasil S.A.
3.359% due 07/02/2014		$3,000	2,977
4.500% due 01/22/2015		1,600	1,686
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		500	505
Banco Santander Brasil S.A.
2.574% due 03/18/2014		4,500	4,420
4.500% due 04/06/2015		1,000	1,022
Braskem Finance Ltd.
7.000% due 05/07/2020		200	226
7.250% due 06/05/2018		100	114
CSN Islands Corp.
6.875% due 09/21/2019		200	228
CSN Resources S.A.
6.500% due 07/21/2020		7,400	8,325
Petrobras International Finance Co.
7.875% due 03/15/2019		11,250	13,933
8.375% due 12/10/2018		2,800	3,552
Vale Overseas Ltd.
6.250% due 01/11/2016		30	34

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 11/21/2036		$630	$732
6.875% due 11/10/2039		800	936

			38,690

SOVEREIGN ISSUES 2.2%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	4,173	2,301
10.000% due 01/01/2014		12,740	7,023
10.000% due 01/01/2017		164,118	87,620

			96,944

Total Brazil (Cost $132,340)			135,634

CANADA 6.1%

ASSET-BACKED SECURITIES 0.0%
Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	1,406	1,411

BANK LOAN OBLIGATIONS 0.0%
Novelis, Inc.
4.000% due 03/10/2017		$1,975	1,973

CORPORATE BONDS & NOTES 1.0%
Bank of Montreal
2.850% due 06/09/2015		8,900	9,387
Bank of Nova Scotia
1.650% due 10/29/2015		7,600	7,728
Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		27,000	27,330
TransCanada PipeLines Ltd.
7.625% due 01/15/2039		310	439

			44,884

SOVEREIGN ISSUES 5.1%
Canada Government Bond
1.500% due 06/01/2012 (i)	CAD	74,900	75,164
1.500% due 12/01/2012		36,400	36,604
2.000% due 12/01/2014		20,200	20,622
2.750% due 06/01/2022		36,600	38,486
3.000% due 12/01/2036 (d)		9,024	14,574
4.250% due 06/01/2018		30,800	35,421

			220,871

Total Canada (Cost $262,634)			269,139

CAYMAN ISLANDS 0.9%

ASSET-BACKED SECURITIES 0.2%
ARES CLO Ltd.
0.831% due 04/20/2017		$107	106
Babson CLO Ltd.
0.844% due 06/15/2016		320	317
Blackrock Senior Income Series Corp.
0.801% due 04/20/2019		897	846
Denali Capital CLO Ltd.
0.844% due 08/23/2016		222	220
Galaxy CLO Ltd.
0.800% due 04/25/2019		1,282	1,221
Hudson Straits CLO Ltd.
0.947% due 10/15/2016		244	243
Mountain View Funding CLO
0.827% due 04/15/2019		595	575
MSIM Peconic Bay Ltd.
0.841% due 07/20/2019		600	577

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Octagon Investment Partners Ltd.
0.791% due 11/28/2018		$1,000	$959
0.844% due 12/02/2016		165	164
Pacifica CDO Ltd.
0.819% due 01/26/2020		1,435	1,362
0.864% due 05/13/2016		357	352

			6,942

CORPORATE BONDS & NOTES 0.7%
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		4,060	4,925
IPIC GMTN Ltd.
3.125% due 11/15/2015		2,500	2,537
5.000% due 11/15/2020		8,400	8,631
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		11,123	11,902
QNB Finance Ltd.
3.125% due 11/16/2015		1,500	1,509

			29,504

Total Cayman Islands (Cost $35,317)			36,446

CHILE 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Santander Chile
1.811% due 04/20/2012		$1,000	1,000
3.750% due 09/22/2015		5,600	5,741
Codelco, Inc.
7.500% due 01/15/2019		40	50

Total Chile (Cost $6,630)			6,791

COLOMBIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Ecopetrol S.A.
7.625% due 07/23/2019		$1,800	2,237

Total Colombia (Cost $2,067)			2,237

DENMARK 0.3%

CORPORATE BONDS & NOTES 0.3%
BRFkredit A/S
2.050% due 04/15/2013		$3,600	3,648
Danske Bank A/S
4.500% due 07/01/2017	EUR	5,800	8,536
DONG Energy A/S
3.500% due 06/29/2012		400	536

Total Denmark (Cost $12,630)			12,720

EGYPT 0.0%

BANK LOAN OBLIGATIONS 0.0%
Petroleum Export Ltd.
3.474% due 12/20/2012		$1,209	1,198

Total Egypt (Cost $1,209)			1,198

FINLAND 0.0%

CORPORATE BONDS & NOTES 0.0%
Nokia OYJ
5.375% due 05/15/2019		$1,150	1,138

Total Finland (Cost $1,173)			1,138

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 2.3%

CORPORATE BONDS & NOTES 1.9%
Banques Populaires Covered Bond S.A.
3.875% due 06/05/2014	EUR	2,400	$3,372
BNP Paribas Home Loan SFH
2.875% due 05/22/2012		200	267
3.000% due 07/23/2013		550	753
4.500% due 05/30/2014		450	641
4.750% due 05/28/2013		50	70
BPCE S.A.
2.277% due 02/07/2014		$13,900	13,597
2.375% due 10/04/2013		10,900	10,723
Caisse de Refinancement de l’Habitat S.A.
4.500% due 10/25/2017	EUR	2,500	3,743
Carrefour S.A.
5.375% due 06/12/2015		50	73
CIF Euromortgage S.A.
3.250% due 10/20/2015		800	1,123
4.125% due 12/19/2014		700	1,000
Credit Agricole S.A.
2.011% due 01/21/2014		$3,000	2,933
5.136% due 12/29/2049	GBP	300	329
7.589% due 01/29/2049		200	235
Credit Mutuel - CIC Home Loan SFH
3.125% due 01/21/2015	EUR	5,100	7,099
4.750% due 07/17/2012		2,000	2,698
EDF S.A.
6.950% due 01/26/2039		$22	26
GCE Covered Bonds S.A.
2.750% due 01/14/2015	EUR	1,600	2,205
GDF Suez
6.875% due 01/24/2019		45	77
RCI Banque S.A.
2.451% due 04/11/2014		$8,240	7,969
Societe Generale S.A.
1.631% due 04/11/2014		24,700	23,548
5.125% due 12/19/2013	EUR	50	70
Societe Generale SCF S.A.
4.250% due 02/03/2023		500	732

			83,283

SOVEREIGN ISSUES 0.4%
France Government Bond
1.800% due 07/25/2040 (d)		254	368
2.250% due 07/25/2020 (d)		2,401	3,584
3.150% due 07/25/2032 (d)		194	334
3.500% due 04/25/2015		3,600	5,168
4.000% due 10/25/2014		1,700	2,452
Societe Financement de l’Economie Francaise
3.000% due 04/07/2014		1,545	2,141
3.375% due 05/05/2014		$2,980	3,120

			17,167

Total France (Cost $103,017)			100,450

GERMANY 5.7%

BANK LOAN OBLIGATIONS 0.0%
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	1,000	1,340

CORPORATE BONDS & NOTES 0.2%
Berlin-Hannoversche Hypothekenbank AG
3.500% due 02/22/2013		27	37
FMS Wertmanagement AoR
2.250% due 07/14/2014		3,000	4,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	782	$1,045
Kreditanstalt fuer Wiederaufbau
4.250% due 07/04/2014		1,300	1,877
Landesbank Hessen-Thueringen Girozentrale
2.875% due 04/21/2017		525	739

			7,832

SOVEREIGN ISSUES 5.5%
Republic of Germany
1.750% due 04/15/2020 (d)		865	1,351
2.250% due 04/10/2015		24,900	35,096
2.750% due 04/08/2016		21,800	31,572
3.250% due 07/04/2015		10,300	14,999
3.250% due 01/04/2020		46,268	70,005
3.500% due 07/04/2019		375	575
3.750% due 01/04/2015		38,400	56,030
3.750% due 01/04/2019		3,950	6,129
4.000% due 07/04/2016		15,150	23,043

			238,800

Total Germany (Cost $248,019)			247,972

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		$5,000	4,793

Total Hong Kong (Cost $4,976)			4,793

INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%
Bank of India
4.750% due 09/30/2015		$500	512
ICICI Bank Ltd.
4.750% due 11/25/2016		5,800	5,798
5.000% due 01/15/2016		1,500	1,532
5.750% due 11/16/2020		200	198
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,700	1,741
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		500	483
State Bank of India
4.500% due 07/27/2015		1,000	1,035

Total India (Cost $11,297)			11,299

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Majapahit Holding BV
7.250% due 06/28/2017		$1,000	1,160
7.750% due 01/20/2020		2,000	2,420

Total Indonesia (Cost $3,458)			3,580

IRELAND 0.5%

ASSET-BACKED SECURITIES 0.1%
Aquilae CLO PLC
1.754% due 01/17/2023	EUR	1,893	2,340

CORPORATE BONDS & NOTES 0.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$400	427
7.700% due 08/07/2013		4,500	4,839
Novatek Finance Ltd.
5.326% due 02/03/2016		200	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RZD Capital Ltd.
5.739% due 04/03/2017		$5,625	$5,984
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		700	768

			12,229

SOVEREIGN ISSUES 0.1%
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		3,000	3,105

Total Ireland (Cost $17,259)			17,674

ITALY 0.1%

CORPORATE BONDS & NOTES 0.1%
Intesa Sanpaolo SpA
6.500% due 02/24/2021		$5,100	4,934

Total Italy (Cost $5,340)			4,934

JAPAN 2.0%

CORPORATE BONDS & NOTES 0.3%
Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		$7,100	7,171
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	3,000	3,829

			11,000

SOVEREIGN ISSUES 1.7%
Japan Government International Bond
0.500% due 03/20/2015	JPY	790,000	9,641
1.500% due 09/20/2018		154,000	1,976
1.700% due 03/20/2017		1,550,000	20,002
Japan Government International CPI Linked Bond
1.200% due 12/10/2017		1,386,000	17,809
1.400% due 06/10/2018		1,999,550	25,885

			75,313

Total Japan (Cost $76,720)			86,313

LUXEMBOURG 0.7%

BANK LOAN OBLIGATIONS 0.1%
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018		$3,970	3,996

CORPORATE BONDS & NOTES 0.6%
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		400	417
6.510% due 03/07/2022		10,400	11,388
8.146% due 04/11/2018		360	424
8.625% due 04/28/2034		675	854
9.250% due 04/23/2019		300	372
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		100	106
9.000% due 06/11/2014		1,600	1,784
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,300	1,347
5.499% due 07/07/2015		8,400	8,935
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		300	305

			25,932

Total Luxembourg (Cost $28,164)			29,928

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	117

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Axiata SPV1 Labuan Ltd.
5.375% due 04/28/2020		$500	$530

Total Malaysia (Cost $513)			530

MEXICO 4.1%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		$500	584
6.375% due 03/01/2035		1,100	1,305
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,309
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020		700	747
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019		700	749
Pemex Project Funding Master Trust
5.750% due 03/01/2018		30	34
6.625% due 06/15/2035		250	288
Petroleos Mexicanos
6.000% due 03/05/2020		4,100	4,688
6.500% due 06/02/2041		13,500	15,255
8.000% due 05/03/2019		5,370	6,820

			31,779

SOVEREIGN ISSUES 3.4%
Mexico Government International Bond
6.000% due 06/18/2015	MXN	132,029	10,628
6.050% due 01/11/2040		$1,500	1,811
6.250% due 06/16/2016	MXN	72,600	5,893
7.500% due 06/21/2012		229,167	18,072
7.750% due 12/14/2017		96,463	8,389
8.000% due 12/17/2015		2,500	214
8.000% due 06/11/2020		389,330	34,471
8.500% due 12/13/2018		231,172	20,996
9.000% due 12/20/2012		266,888	21,537
10.000% due 12/05/2024		271,890	27,830

			149,841

Total Mexico (Cost $176,879)			181,620

NETHERLANDS 2.1%

ASSET-BACKED SECURITIES 0.0%
Jubilee CDO BV
2.165% due 10/15/2019	EUR	369	479

CORPORATE BONDS & NOTES 2.0%
ABN AMRO Bank NV
3.250% due 01/18/2013		3,150	4,287
3.250% due 09/21/2015		7,950	11,270
3.500% due 01/12/2018		1,075	1,536
Achmea Hypotheekbank NV
3.200% due 11/03/2014		$1,398	1,462
4.250% due 02/26/2014	EUR	50	70
Deutsche Telekom International Finance BV
6.000% due 01/20/2017		30	47
E.ON International Finance BV
5.750% due 05/07/2020		40	66
5.800% due 04/30/2018		$3,000	3,500
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	300	401
3.375% due 05/19/2014		1,817	2,549
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$3,300	3,754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.500% due 03/25/2014		$7,650	$8,711
ING Bank NV
3.000% due 09/30/2014	EUR	4,100	5,708
3.250% due 03/03/2016		2,400	3,394
3.375% due 03/03/2014		1,930	2,696
3.375% due 01/11/2018		1,100	1,560
3.900% due 03/19/2014		$4,600	4,841
4.250% due 03/19/2013	EUR	700	966
4.750% due 05/27/2019		100	153
5.250% due 06/05/2018		7,000	10,886
LeasePlan Corp. NV
3.000% due 05/07/2012		$4,000	4,010
NIBC Bank NV
3.500% due 04/07/2014	EUR	1,200	1,681
NXP BV
3.995% due 10/15/2013		75	99
Rabobank Group
11.000% due 12/29/2049		$2,570	3,280
RWE Finance BV
6.625% due 01/31/2019	EUR	50	84
SABIC Capital BV
3.000% due 11/02/2015		$5,450	5,571
SNS Bank NV
3.500% due 03/10/2014	EUR	2,150	3,010
Waha Aerospace BV
3.925% due 07/28/2020		$2,550	2,648

			88,240

MORTGAGE-BACKED SECURITIES 0.0%
EMF-NL
2.031% due 04/17/2041	EUR	600	633
Eurosail PLC
1.981% due 10/17/2040		347	420
Storm BV
1.732% due 09/22/2052		753	1,004

			2,057

SOVEREIGN ISSUES 0.1%
Netherlands Government Bond
2.750% due 01/15/2015		1,400	1,976
3.250% due 07/15/2015		1,000	1,440

			3,416

Total Netherlands (Cost $92,878)			94,192

NEW ZEALAND 0.0%

CORPORATE BONDS & NOTES 0.0%
ANZ National International Ltd.
6.200% due 07/19/2013		$1,300	1,366

Total New Zealand (Cost $1,345)			1,366

NORWAY 1.2%

CORPORATE BONDS & NOTES 1.2%
DNB Bank ASA
5.875% due 06/20/2013	EUR	50	70
DnB Boligkreditt A/S
2.100% due 10/14/2016		$11,500	11,684
DNB Boligkreditt A/S
2.625% due 01/11/2017	EUR	1,100	1,524
2.900% due 03/29/2017		$12,300	12,743
DnB Boligkreditt A/S
3.375% due 01/20/2017	EUR	1,300	1,854
DNB Boligkreditt A/S
4.125% due 02/01/2013		7,950	10,904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 07/03/2012	EUR	1,000	$1,347
Sparebank Boligkreditt A/S
5.000% due 09/10/2013		7,900	11,138

Total Norway (Cost $52,166)			51,264

POLAND 0.1%

SOVEREIGN ISSUES 0.1%
Poland Government International Bond
5.500% due 10/25/2019	PLN	450	147
5.750% due 09/23/2022		132	43
6.250% due 10/24/2015		5,680	1,915

Total Poland (Cost $2,164)			2,105

QATAR 1.0%

CORPORATE BONDS & NOTES 0.5%
Nakilat, Inc.
6.067% due 12/31/2033		$500	539
Qatari Diar Finance QSC
3.500% due 07/21/2015		500	520
5.000% due 07/21/2020		5,900	6,350
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		9,693	10,420
5.832% due 09/30/2016		310	334
6.332% due 09/30/2027		1,000	1,124
6.750% due 09/30/2019		3,550	4,198

			23,485

SOVEREIGN ISSUES 0.5%
Qatar Government International Bond
4.500% due 01/20/2022		2,000	2,098
5.250% due 01/20/2020		10,200	11,296
6.400% due 01/20/2040		6,100	7,152

			20,546

Total Qatar (Cost $41,597)			44,031

RUSSIA 1.2%

CORPORATE BONDS & NOTES 0.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$1,500	1,851
ALROSA Finance S.A.
7.750% due 11/03/2020		700	750
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		8	9

			2,610

SOVEREIGN ISSUES 1.1%
Russia Government International Bond
4.500% due 04/04/2022 (a)		3,000	3,023
7.500% due 03/31/2030		36,921	44,351
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		600	623

			47,997

Total Russia (Cost $48,174)			50,607

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%
South Africa Government International Bond
6.875% due 05/27/2019		$3,100	3,747

Total South Africa (Cost $3,192)			3,747

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.8%

CORPORATE BONDS & NOTES 0.5%
Export-Import Bank of Korea
5.125% due 06/29/2020		$6,500	$6,997
5.875% due 01/14/2015		1,200	1,313
8.125% due 01/21/2014		6,300	6,972
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		6,000	6,122

			21,404

SOVEREIGN ISSUES 0.3%
Korea Development Bank
4.000% due 09/09/2016		2,300	2,409
8.000% due 01/23/2014		10,650	11,765

			14,174

Total South Korea (Cost $34,005)			35,578

SUPRANATIONAL 1.0%

CORPORATE BONDS & NOTES 1.0%
European Financial Stability Facility
3.375% due 07/05/2021	EUR	30,100	41,754
European Union
3.125% due 04/03/2014		90	126

Total Supranational (Cost $41,653)			41,880

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.7%
Nordea Bank AB
1.467% due 01/14/2014		$9,000	8,981
3.125% due 03/20/2017		5,900	5,911
Nordea Hypotek AB
4.250% due 02/06/2014	EUR	2,150	3,033
Stadshypotek AB
3.000% due 10/01/2014		2,900	4,044
3.750% due 12/12/2013		1,250	1,745
Svenska Handelsbanken AB
1.474% due 09/14/2012		$2,500	2,508
Swedbank AB
2.900% due 01/14/2013		150	152
Swedbank Hypotek AB
3.625% due 10/05/2016	EUR	4,100	5,891

Total Sweden (Cost $32,011)			32,265

UNITED ARAB EMIRATES 0.0%

CORPORATE BONDS & NOTES 0.0%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$600	635
5.888% due 06/15/2019		843	916

Total United Arab Emirates (Cost $1,498)			1,551

UNITED KINGDOM 6.2%

CORPORATE BONDS & NOTES 3.4%
Abbey National Treasury Services PLC
2.500% due 03/18/2014	EUR	3,700	5,008
3.125% due 06/30/2015		1,400	1,934
3.375% due 06/08/2016		2,600	3,626
Bank of Scotland PLC
3.250% due 01/25/2013		3,300	4,483
3.875% due 01/15/2014		20,300	28,231
4.500% due 10/23/2013		2,600	3,635
4.750% due 01/26/2015		5,050	7,293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays Bank PLC
0.674% due 09/11/2017		$600	$588
4.875% due 03/31/2013	EUR	600	820
5.000% due 09/22/2016		$1,200	1,292
6.750% due 05/22/2019		500	575
BAT International Finance PLC
5.875% due 03/12/2015	EUR	50	75
British Sky Broadcasting Group PLC
9.500% due 11/15/2018		$250	339
HBOS PLC
0.676% due 09/06/2017		4,500	3,337
HSBC Bank PLC
0.933% due 05/15/2013		4,300	4,300
3.100% due 05/24/2016		4,800	4,893
HSBC Holdings PLC
3.625% due 06/29/2020	EUR	400	530
5.100% due 04/05/2021		$300	325
6.800% due 06/01/2038		500	573
7.625% due 05/17/2032		700	782
Lloyds TSB Bank PLC
4.375% due 01/12/2015		100	102
4.875% due 01/21/2016		8,900	9,234
6.375% due 06/17/2016	EUR	4,200	6,173
12.000% due 12/29/2049		$3,500	3,665
Nationwide Building Society
3.500% due 12/07/2015	EUR	5,000	7,083
3.875% due 12/05/2013		2,450	3,414
4.625% due 09/13/2012		1,900	2,576
5.500% due 07/18/2012		$4,800	4,864
Northern Rock Asset Management PLC
3.625% due 03/28/2013	EUR	13,100	17,979
Royal Bank of Scotland Group PLC
1.461% due 04/23/2012		$2,700	2,701
2.625% due 05/11/2012		600	601
3.000% due 09/08/2016	EUR	5,000	6,924
4.625% due 09/22/2021		4,300	4,530
Santander UK PLC
1.306% due 08/28/2017 (m)		2,900	3,095
1.538% due 10/10/2017		800	843
7.375% due 09/29/2049	GBP	500	572
Standard Chartered PLC
3.850% due 04/27/2015		$3,000	3,118
Vodafone Group PLC
6.250% due 01/15/2016	EUR	50	78

			150,191

MORTGAGE-BACKED SECURITIES 0.3%
Arran Residential Mortgages Funding PLC
2.451% due 05/16/2047		7,600	10,124
Granite Master Issuer PLC
0.442% due 12/20/2054		$214	205
0.638% due 12/20/2054	EUR	1,720	2,204

			12,533

SOVEREIGN ISSUES 2.5%
United Kingdom Gilt
2.750% due 01/22/2015	GBP	36,700	62,324
3.750% due 09/07/2019		50	92
3.750% due 09/07/2020		2,600	4,757
4.000% due 09/07/2016		50	91
4.000% due 03/07/2022		20,700	38,401
4.500% due 03/07/2019		1,750	3,349

			109,014

Total United Kingdom (Cost $273,374)			271,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 35.6%

ASSET-BACKED SECURITIES 0.1%
Access Group, Inc.
1.860% due 10/27/2025		$782	$783
Bear Stearns Second Lien Trust
0.462% due 12/25/2036		79	78
JPMorgan Mortgage Acquisition Corp.
0.322% due 08/25/2036		8	2
Massachusetts Educational Financing Authority
1.510% due 04/25/2038		255	254
Mid-State Trust
8.330% due 04/01/2030		397	399
SLM Student Loan Trust
1.146% due 09/15/2021	EUR	988	1,288
2.060% due 04/25/2023		$516	530
3.492% due 05/16/2044		1,763	1,832
3.500% due 08/17/2043		1,246	1,225

			6,391

BANK LOAN OBLIGATIONS 0.2%
Delos Aircraft, Inc.
7.000% due 03/17/2016		1,000	1,006
HCA, Inc.
2.491% due 11/17/2013		3,000	2,991
2.741% due 05/02/2016		1,900	1,855
Springleaf Finance Corp.
5.500% due 05/10/2017		2,500	2,308
U.S. Airways Group, Inc.
2.742% due 03/23/2014		583	539
Vodafone Group PLC
6.875% due 08/17/2015		1,108	1,108

			9,807

CORPORATE BONDS & NOTES 10.4%
Agilent Technologies, Inc.
5.000% due 07/15/2020		3,500	3,896
Alcoa, Inc.
5.400% due 04/15/2021		10,500	10,865
Ally Financial, Inc.
0.000% due 06/15/2015		1,700	1,388
1.750% due 10/30/2012		10,900	10,998
3.874% due 06/20/2014		1,200	1,176
6.750% due 12/01/2014		1,800	1,894
7.500% due 09/15/2020		4,700	5,094
8.300% due 02/12/2015		400	436
Altria Group, Inc.
4.750% due 05/05/2021		300	323
7.750% due 02/06/2014		1,500	1,681
9.250% due 08/06/2019		800	1,077
9.700% due 11/10/2018		5,700	7,753
American Airlines Pass-Through Trust
8.625% due 04/15/2023		350	369
American Express Bank FSB
0.371% due 05/29/2012		50	50
5.500% due 04/16/2013		3,500	3,665
American Express Credit Corp.
5.875% due 05/02/2013		300	315
American International Group, Inc.
3.750% due 11/30/2013		2,000	2,024
5.050% due 10/01/2015		15,700	16,740
5.850% due 01/16/2018		42	46
6.765% due 11/15/2017	GBP	273	478
8.250% due 08/15/2018		$250	301
8.625% due 05/22/2068	GBP	300	478

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	119

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anadarko Petroleum Corp.
5.750% due 06/15/2014		$2,000	$2,173
5.950% due 09/15/2016		400	461
7.625% due 03/15/2014		1,000	1,115
AT&T Corp.
8.000% due 11/15/2031		7	10
AT&T, Inc.
5.350% due 09/01/2040		228	243
Aviation Capital Group Corp.
7.125% due 10/15/2020		11,400	11,465
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	5,000	6,671
4.250% due 04/05/2017		3,005	4,139
Bank of America Corp.
0.974% due 09/11/2012		$1,300	1,297
6.000% due 09/01/2017		440	480
6.500% due 08/01/2016		485	534
7.375% due 05/15/2014		200	217
Bear Stearns Cos. LLC
5.700% due 11/15/2014		500	553
Black & Decker Corp.
8.950% due 04/15/2014		50	57
Boston Scientific Corp.
4.500% due 01/15/2015		2,000	2,147
Buckeye Partners LP
4.875% due 02/01/2021		3,500	3,647
Capital One Bank USA N.A.
6.500% due 06/13/2013		371	392
Capital One Financial Corp.
7.375% due 05/23/2014		500	554
CenterPoint Energy Resources Corp.
4.500% due 01/15/2021		6,900	7,365
CIT Group, Inc.
5.250% due 04/01/2014		7,300	7,492
Citigroup Funding, Inc.
1.875% due 10/22/2012		10,900	11,002
Citigroup, Inc.
1.353% due 02/15/2013		4,000	3,982
2.510% due 08/13/2013		9,500	9,532
5.500% due 04/11/2013		2,500	2,595
6.000% due 08/15/2017		5,400	6,009
6.125% due 05/15/2018		689	773
6.375% due 08/12/2014		100	109
6.500% due 08/19/2013		4,400	4,656
8.500% due 05/22/2019		3,500	4,320
Cleco Power LLC
6.000% due 12/01/2040		3,000	3,289
CMS Energy Corp.
4.250% due 09/30/2015		2,000	2,085
Comcast Corp.
5.700% due 07/01/2019		5,000	5,880
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		1,823	1,805
CVS Pass-Through Trust
7.507% due 01/10/2032		2,684	3,224
Cytec Industries, Inc.
8.950% due 07/01/2017		250	311
DCP Midstream Operating LP
3.250% due 10/01/2015		4,300	4,318
DIRECTV Holdings LLC
5.200% due 03/15/2020		3,500	3,854
Dow Chemical Co.
5.900% due 02/15/2015		1,500	1,690
7.600% due 05/15/2014		2,000	2,266
Energy Transfer Partners LP
5.950% due 02/01/2015		1,750	1,922

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		$6,800	$7,489
8.125% due 01/15/2020		2,000	2,424
8.700% due 10/01/2014		5,200	5,894
General Electric Capital Corp.
2.625% due 12/28/2012		10,900	11,095
5.875% due 01/14/2038		430	473
6.875% due 01/10/2039		200	247
Gerdau Holdings, Inc.
7.000% due 01/20/2020		8,600	9,952
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		534	488
1.080% due 01/12/2015		200	190
1.492% due 01/30/2017	EUR	2,200	2,617
5.375% due 02/15/2013		2,500	3,433
5.500% due 11/15/2014		$200	214
5.950% due 01/18/2018		3,500	3,774
6.000% due 05/01/2014		1,500	1,609
6.150% due 04/01/2018		255	275
7.500% due 02/15/2019		5,000	5,719
Health Care Service Corp.
4.700% due 01/15/2021		4,800	5,139
HSBC Finance Corp.
6.676% due 01/15/2021		15,600	16,674
International Lease Finance Corp.
5.300% due 05/01/2012		1,000	1,006
5.875% due 05/01/2013		1,000	1,027
6.375% due 03/25/2013		5,300	5,472
6.750% due 09/01/2016		700	753
7.125% due 09/01/2018		350	383
JPMorgan Chase & Co.
1.667% due 10/12/2015	EUR	800	1,003
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021		3,700	4,690
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018		$19	22
6.850% due 02/15/2020		400	477
6.950% due 01/15/2038		75	86
7.400% due 03/15/2031		200	234
9.000% due 02/01/2019		300	385
Lazard Group LLC
7.125% due 05/15/2015		3,000	3,255
Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014		350	384
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		9	10
MeadWestvaco Corp.
7.375% due 09/01/2019		1,000	1,166
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		1,500	1,500
5.000% due 01/15/2015		200	209
6.150% due 04/25/2013		800	833
6.400% due 08/28/2017		4,250	4,639
6.875% due 04/25/2018		4,820	5,364
6.875% due 11/15/2018		14,354	15,996
Morgan Stanley
0.824% due 06/20/2012		100	100
1.015% due 10/18/2016		200	172
1.047% due 10/15/2015		44	40
1.651% due 01/16/2017	EUR	4,300	4,966
1.657% due 04/13/2016		4,450	5,254
6.625% due 04/01/2018		$5,600	5,903
7.300% due 05/13/2019		400	431
NBCUniversal Media LLC
5.150% due 04/30/2020		3,500	3,967
NGPL PipeCo LLC
6.514% due 12/15/2012		1,000	965

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.119% due 12/15/2017		$1,800	$1,642
Office Depot, Inc.
6.250% due 08/15/2013		911	943
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,800	1,969
Pride International, Inc.
6.875% due 08/15/2020		3,500	4,274
Reed Elsevier Capital, Inc.
8.625% due 01/15/2019		250	315
Rockies Express Pipeline LLC
5.625% due 04/15/2020		400	344
6.250% due 07/15/2013		1,300	1,326
SLM Corp.
0.860% due 01/27/2014		896	856
5.375% due 01/15/2013		8,400	8,570
8.000% due 03/25/2020		2,000	2,165
Springleaf Finance Corp.
5.900% due 09/15/2012		2,000	1,935
Stone Street Trust
5.902% due 12/15/2015		13,000	13,070
Tennessee Gas Pipeline Co.
8.000% due 02/01/2016		300	350
UAL Pass-Through Trust
10.400% due 05/01/2018		307	350
UBS Preferred Funding Trust
6.243% due 05/29/2049		100	98
UIL Holdings Corp.
4.625% due 10/01/2020		4,100	4,151
Valero Energy Corp.
9.375% due 03/15/2019		50	66
Wachovia Bank N.A.
0.804% due 03/15/2016		1,200	1,135
0.917% due 11/03/2014		1,900	1,852
Wachovia Corp.
0.744% due 06/15/2017		64	61
0.937% due 10/15/2016		1,600	1,489
Wal-Mart Stores, Inc.
1.625% due 04/15/2014		3,200	3,279
WEA Finance LLC
5.750% due 09/02/2015		500	549
Wells Fargo & Co.
0.753% due 10/28/2015		600	587
WM Covered Bond Program
4.000% due 11/26/2016	EUR	19,600	27,922
4.375% due 09/16/2014		22,650	31,835

			455,212

MORTGAGE-BACKED SECURITIES 0.5%
Banc of America Funding Corp.
2.667% due 05/25/2035		$929	932
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		5,200	4,866
5.639% due 02/17/2051		3,100	3,439
Bear Stearns Adjustable Rate Mortgage Trust
2.926% due 02/25/2034		64	59
Bear Stearns Alt-A Trust
2.809% due 05/25/2035		456	362
2.826% due 09/25/2035		216	144
Citigroup Mortgage Loan Trust, Inc.
4.288% due 05/25/2035		413	369
Countrywide Alternative Loan Trust
0.522% due 02/25/2037		1,500	821
0.572% due 11/20/2035		165	95
2.948% due 06/25/2037		1,096	719
Countrywide Home Loan Mortgage Pass-Through Trust
0.582% due 06/25/2035		955	817

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.798% due 08/25/2034	$37	$28
Downey Savings & Loan Association Mortgage Loan Trust
2.455% due 07/19/2044	170	136
Extended Stay America Trust
2.951% due 11/05/2027	2,535	2,567
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033	88	78
Harborview Mortgage Loan Trust
2.959% due 07/19/2035	134	110
Indymac Index Mortgage Loan Trust
0.482% due 07/25/2035	28	19
2.574% due 12/25/2034	22	17
JPMorgan Mortgage Trust
2.853% due 07/25/2035	1,103	1,073
2.871% due 07/25/2035	602	574
5.015% due 02/25/2035	71	71
Merrill Lynch Floating Trust
0.780% due 07/09/2021	2,350	2,259
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	128	93
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.966% due 08/12/2049	1,300	1,444
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035	24	20
1.244% due 10/25/2035	20	18
Morgan Stanley Capital
5.692% due 04/15/2049	300	329
Morgan Stanley Re-REMIC Trust
5.787% due 08/15/2045	200	226
Residential Accredit Loans, Inc.
0.422% due 06/25/2046	254	102
WaMu Mortgage Pass-Through Certificates
0.522% due 11/25/2045	279	200
1.559% due 08/25/2042	25	20
Wells Fargo Mortgage-Backed Securities Trust
2.648% due 01/25/2035	139	132

		22,139

MUNICIPAL BONDS & NOTES 3.0%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	11,200	13,531
American Municipal Power, Inc. Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	16,500	20,796
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	4,700	6,262
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,600	5,446
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	2,600	3,085
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	1,600	1,850
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	11,400	14,635
6.750% due 08/01/2049	6,900	8,971
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,700	3,472
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	7,500	8,781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	$2,200	$2,599
Missouri Joint Municipal Electric Utility Commission Revenue Bonds, (BABs), Series 2009
6.890% due 01/01/2042	1,000	1,202
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,000	2,738
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	4,800	5,753
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.572% due 11/01/2038	1,500	1,783
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2035	4,000	4,423
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.628% due 03/15/2039	6,500	7,774
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	6,400	7,556
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	4,100	5,047
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,500	2,878
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	25	32

		128,614

	SHARES
PREFERRED SECURITIES 0.1%
GMAC Capital Trust
8.125% due 02/15/2040	150,000	3,467

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 10.6%
Fannie Mae
0.000% due 06/01/2017	$7,000	6,474
0.672% due 11/25/2040	6,983	6,981
0.692% due 11/25/2040	7,330	7,327
1.442% due 09/25/2039	6,478	6,599
2.375% due 07/28/2015	100	106
3.000% due 04/01/2027 - 05/01/2027	35,000	36,224
3.500% due 08/01/2013 - 05/01/2042	3,065	3,156
4.000% due 01/01/2041 - 05/01/2042	10,088	10,559
4.500% due 04/01/2027	4,000	4,283
5.000% due 05/01/2033 - 05/01/2042	78,686	85,125
5.500% due 04/01/2042 - 05/01/2042	162,000	176,386
6.000% due 02/01/2014 - 10/01/2040	81,574	90,001
Freddie Mac
0.722% due 10/15/2040	14,567	14,566
4.500% due 05/01/2041	1,000	1,061
5.000% due 07/15/2014	600	662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.623% due 03/06/2020	$6,489	$6,485
Tennessee Valley Authority
4.700% due 07/15/2033	1,200	1,347
5.250% due 09/15/2039	1,450	1,740
Tennessee Valley Authority Strips
0.000% due 04/15/2042 (c)	1,000	1,059

		460,141

U.S. TREASURY OBLIGATIONS 10.7%
U.S. Treasury Bonds
3.750% due 08/15/2041 (f)(h)(i)	62,150	66,957
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (f)(h)(i)	244,056	249,890
0.625% due 07/15/2021	8,650	9,398
1.250% due 07/15/2020	12,056	13,771
2.375% due 01/15/2025	1,924	2,448
2.375% due 01/15/2027	2,023	2,597
2.500% due 01/15/2029 (h)(i)	47,001	62,071
3.875% due 04/15/2029	9,100	14,027
U.S. Treasury Notes
1.375% due 11/30/2018 (f)(i)	45,000	44,564
2.000% due 11/15/2021	400	394
2.000% due 02/15/2022	1,900	1,863

		467,980

Total United States (Cost $1,510,656)		1,553,751

VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$1,200	1,152
GTL Trade Finance, Inc.
7.250% due 10/20/2017	3,900	4,512
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,400	1,551
7.250% due 02/02/2020	1,700	1,976
7.500% due 07/18/2016	4,050	4,587
7.875% due 03/13/2018	4,100	4,797

Total Virgin Islands (British) (Cost $17,502)		18,575

SHORT-TERM INSTRUMENTS 18.9%

CERTIFICATES OF DEPOSIT 0.6%
Banco Bradesco S.A.
1.955% due 01/24/2013	$4,000	4,031
Banco do Brasil S.A.
0.000% due 05/17/2012	7,400	7,388
0.000% due 03/26/2013	3,400	3,327
Itau Unibanco Holding S.A.
0.000% due 05/10/2012	7,000	6,988
0.000% due 03/26/2013	4,400	4,296

		26,030

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.050% due 04/02/2012	5,300	5,300

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $5,412. Repurchase proceeds are $5,300.)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	121

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.090% due 04/26/2012 - 09/06/2012 (b)(f)	$4,042	$4,041

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (e) 18.1%
PIMCO Short-Term Floating NAV Portfolio	78,880,887	790,465

Total Short-Term Instruments (Cost $825,644)		825,836

MARKET VALUE (000S)
PURCHASED OPTIONS (k) 0.0%
(Cost $848)	$368

Total Investments 103.3% (Cost $4,424,609)	$4,503,323

Written Options (l) (0.1%) (Premiums $6,954)	(6,198)

Other Assets and Liabilities (Net) (3.2%)	(136,501)

Net Assets 100.0%	$4,360,624

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $8,276 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $36,697 at a weighted average interest rate of (0.383%). On March 31, 2012, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $5,010 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2014	251	$467
90-Day Euribor March Futures	Long	03/2014	251	430
90-Day Eurodollar June Futures	Long	06/2014	834	1,815
90-Day Eurodollar March Futures	Long	03/2014	2,268	6,091
Canada Government 10-Year Bond June Futures	Long	06/2012	22	1
Euro-Bund 10-Year Bond June Futures	Long	06/2012	66	0
U.S. Treasury 10-Year Note June Futures	Long	06/2012	625	(1,014)
United Kingdom 10-Year Gilt June Futures	Long	06/2012	409	(591)

				$7,199

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $37,645 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.IG-16 5-Year Index	1.000%	06/20/2016	$	2,500	$20	$16

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD Bank Bill	2.500%	06/18/2022	CAD	1,400	$(15)	$(20)
Pay	3-Month CAD Bank Bill	6.200%	12/15/2025		2,900	227	(16)
Receive	3-Month USD-LIBOR	1.500%	06/20/2017	$	37,400	(231)	181
Pay	3-Month USD-LIBOR	4.000%	09/21/2021		216,900	6,840	886
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		489,800	5,275	9,028
Pay	6-Month EUR-EURIBOR	2.000%	06/15/2012	EUR	238,200	833	65
Pay	6-Month EUR-EURIBOR	2.500%	09/19/2022		135,900	1,826	(728)
Pay	6-Month GBP-LIBOR	2.500%	09/19/2022	GBP	45,300	(385)	(283)
Receive	6-Month GBP-LIBOR	3.500%	09/19/2042		21,300	(1,615)	(886)

						$12,755	$8,227

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	CBK	(2.200%	)	06/20/2014	0.153%	$	50	$(2)	$0	$(2)
Brazil Government International Bond	BOA	(1.000%	)	09/20/2016	1.085%		47,400	157	636	(479)
Brazil Government International Bond	DUB	(1.000%	)	09/20/2016	1.085%		6,000	20	61	(41)
Brazil Government International Bond	HUS	(1.000%	)	09/20/2016	1.085%		26,100	87	355	(268)
Brazil Government International Bond	MYC	(1.000%	)	09/20/2016	1.085%		50,000	166	510	(344)
Cytec Industries, Inc.	CBK	(1.000%	)	09/20/2017	1.280%		250	4	23	(19)
Macy’s Retail Holdings, Inc.	BPS	(5.000%	)	09/20/2014	0.570%		350	(39)	(36)	(3)
Marsh & McLennan Cos., Inc.	BRC	(0.760%	)	09/20/2015	0.365%		50	(1)	0	(1)
Office Depot, Inc.	GST	(5.000%	)	09/20/2013	1.676%		3,000	(152)	19	(171)
Valero Energy Corp.	GST	(2.700%	)	03/20/2019	1.580%		50	(4)	0	(4)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	1.413%		1,000	28	16	12

								$264	$1,584	$(1,320)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BPS	1.000%	03/20/2016	2.299%	$	3,400	$(164)	$(124)	$(40)
Alcoa, Inc.	GST	1.000%	06/20/2016	2.387%		6,000	(327)	(173)	(154)
Ally Financial, Inc.	DUB	5.000%	03/20/2017	4.366%		2,100	58	(131)	189
American International Group, Inc.	BOA	1.000%	12/20/2020	2.223%		350	(30)	(80)	50
ArcelorMittal	BPS	1.000%	03/20/2016	4.274%		3,400	(394)	(202)	(192)
Australia Government Bond	BOA	1.000%	09/20/2015	0.462%		7,400	139	171	(32)
Australia Government Bond	BRC	1.000%	03/20/2016	0.531%		1,800	34	39	(5)
Bank of America Corp.	JPM	1.000%	09/20/2012	1.426%		300	0	(13)	13
Banque Centrale de Tunisie S.A.	BRC	1.000%	03/20/2016	2.336%		14,600	(726)	(568)	(158)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.660%	EUR	900	14	(135)	149
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.660%	$	600	84	9	75
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	0.660%		1,200	168	37	131
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.702%		900	134	15	119
Brazil Government International Bond	BOA	1.000%	06/20/2021	1.519%		4,850	(202)	(202)	0
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.427%		1,200	5	1	4
Brazil Government International Bond	BRC	3.810%	02/20/2014	0.687%		40	3	0	3
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.427%		800	3	1	2
Brazil Government International Bond	CBK	1.000%	06/20/2021	1.519%		660	(28)	(26)	(2)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.615%		27,100	164	174	(10)
Brazil Government International Bond	DUB	1.000%	03/20/2021	1.506%		10,000	(396)	(446)	50
Brazil Government International Bond	DUB	1.000%	06/20/2021	1.519%		3,750	(156)	(166)	10
Brazil Government International Bond	DUB	1.000%	09/20/2021	1.531%		31,200	(1,355)	(1,403)	48
Brazil Government International Bond	GST	1.000%	12/20/2012	0.427%		700	3	1	2
China Government International Bond	BRC	1.000%	12/20/2012	0.278%		400	2	(1)	3
China Government International Bond	CBK	1.000%	12/20/2016	1.035%		12,650	(16)	(379)	363
China Government International Bond	DUB	1.000%	12/20/2016	1.035%		800	(1)	(40)	39
China Government International Bond	FBF	1.000%	03/20/2015	0.657%		7,000	73	76	(3)
China Government International Bond	FBF	1.000%	12/20/2016	1.035%		4,800	(6)	(235)	229
China Government International Bond	JPM	1.000%	12/20/2016	1.035%		11,400	(14)	(553)	539
China Government International Bond	MYC	1.000%	12/20/2016	1.035%		13,800	(17)	(481)	464
China Government International Bond	RYL	1.000%	12/20/2016	1.035%		1,400	(2)	(65)	63
China Government International Bond	UAG	1.000%	12/20/2016	1.035%		800	(1)	(37)	36
Comcast Corp.	CBK	1.000%	12/20/2015	0.527%		3,000	53	16	37
Denmark Government International Bond	BOA	0.250%	09/20/2016	1.035%		4,200	(142)	(127)	(15)
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.003%		1,000	0	(1)	1
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	12/20/2014	0.799%		1,200	7	(47)	54
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	03/20/2016	1.003%		500	0	0	0
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2014	0.799%		2,000	11	(35)	46
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.003%		2,800	1	(8)	9
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.036%		1,000	(2)	(8)	6
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	03/20/2016	1.003%		1,000	1	(1)	2
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	1.003%		500	1	0	1
Export-Import Bank of China	BOA	1.000%	09/20/2016	1.430%		650	(11)	(18)	7
Export-Import Bank of China	FBF	1.000%	12/20/2012	0.297%		600	4	(8)	12

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	123

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Export-Import Bank of China	FBF	1.000%	12/20/2016	1.500%	$	1,800	$(40)	$(175)	$135
Export-Import Bank of China	MYC	1.000%	09/20/2016	1.430%		650	(12)	(18)	6
France Government Bond	BOA	0.250%	12/20/2015	1.378%		20,900	(845)	(722)	(123)
France Government Bond	GST	0.250%	09/20/2016	1.526%		15,900	(861)	(936)	75
France Government Bond	MYC	0.250%	06/20/2016	1.463%		2,200	(107)	(96)	(11)
Freeport-McMoRan Copper & Gold, Inc.	CBK	1.000%	03/20/2016	1.339%		3,400	(43)	(10)	(33)
Gazprom OAO Via Gazprom International S.A.	BRC	1.000%	12/20/2012	0.584%		1,500	6	(31)	37
Gazprom OAO Via Gazprom International S.A.	GST	1.000%	12/20/2012	0.584%		1,700	5	(35)	40
General Electric Capital Corp.	BPS	1.000%	03/20/2014	0.828%		1,100	4	(42)	46
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.212%		200	(1)	(12)	11
General Electric Capital Corp.	JPM	1.000%	09/20/2014	0.949%		800	1	(28)	29
General Electric Capital Corp.	MYC	1.000%	03/20/2014	0.828%		21,300	79	(690)	769
General Electric Capital Corp.	UAG	1.000%	12/20/2015	1.176%		10,600	(63)	(367)	304
Japan Government International Bond	BPS	1.000%	09/20/2015	0.688%		6,400	71	37	34
Japan Government International Bond	BRC	1.000%	03/20/2016	0.781%		1,700	15	23	(8)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		3,900	34	34	0
Japan Government International Bond	RYL	1.000%	03/20/2016	0.781%		2,800	25	41	(16)
Lincoln National Corp.	GST	1.000%	03/20/2016	1.971%		3,600	(131)	(104)	(27)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	1.534%		100	0	(3)	3
MetLife, Inc.	CBK	1.000%	03/20/2016	1.913%		3,400	(116)	(73)	(43)
MetLife, Inc.	GST	1.000%	06/20/2016	1.959%		6,000	(227)	(173)	(54)
Mexico Government International Bond	CBK	1.000%	12/20/2014	0.737%		60	0	(2)	2
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.954%		850	2	(9)	11
Mexico Government International Bond	CBK	1.000%	06/20/2021	1.490%		50	(2)	(2)	0
Mexico Government International Bond	DUB	1.000%	06/20/2021	1.490%		10,000	(393)	(388)	(5)
Mexico Government International Bond	DUB	1.000%	09/20/2021	1.503%		20,000	(824)	(753)	(71)
Mexico Government International Bond	HUS	1.000%	12/20/2015	0.915%		13,450	46	0	46
Mexico Government International Bond	JPM	1.000%	03/20/2016	0.954%		5,000	11	(53)	64
Mexico Government International Bond	MYC	1.000%	06/20/2021	1.490%		3,750	(148)	(139)	(9)
Prudential Financial, Inc.	BPS	1.000%	03/20/2016	1.408%		3,400	(52)	(60)	8
Qatar Government International Bond	FBF	1.000%	03/20/2016	0.994%		600	1	0	1
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.994%		3,000	2	(3)	5
Qatar Government International Bond	HUS	1.000%	06/20/2016	1.031%		500	(1)	(4)	3
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.994%		900	1	(1)	2
Qatar Government International Bond	MYC	1.000%	06/20/2016	1.031%		500	(1)	(4)	3
Qatar Government International Bond	RYL	1.000%	03/20/2016	0.994%		1,000	1	(1)	2
Republic of Germany	CBK	0.250%	06/20/2016	0.547%		2,200	(27)	(36)	9
Republic of Germany	GST	0.250%	12/20/2016	0.651%		35,100	(646)	(1,172)	526
Republic of Korea	DUB	1.000%	12/20/2012	0.320%		3,000	16	(16)	32
Republic of Korea	DUB	1.000%	09/20/2015	0.852%		300	2	(2)	4
Republic of Korea	FBF	1.000%	12/20/2012	0.320%		800	4	(4)	8
Republic of Korea	JPM	1.000%	12/20/2012	0.320%		4,400	24	(27)	51
Russia Government International Bond	BRC	1.000%	12/20/2012	0.447%		3,900	17	(54)	71
Russia Government International Bond	BRC	1.000%	09/20/2015	1.487%		3,400	(55)	(124)	69
Russia Government International Bond	CBK	1.000%	12/20/2012	0.447%		1,200	5	(15)	20
Russia Government International Bond	DUB	1.000%	12/20/2012	0.447%		500	2	(7)	9
Russia Government International Bond	FBF	1.000%	12/20/2012	0.447%		400	2	(4)	6
Russia Government International Bond	HUS	1.000%	12/20/2012	0.447%		4,400	19	(52)	71
Russia Government International Bond	JPM	1.000%	12/20/2012	0.447%		4,400	19	(49)	68
Russia Government International Bond	MYC	1.000%	12/20/2012	0.447%		400	2	(4)	6
SLM Corp.	UAG	5.000%	12/20/2016	4.000%		350	15	(11)	26
Teck Resources Ltd.	CBK	1.000%	03/20/2016	1.327%		3,400	(42)	(10)	(32)
Texas State General Obligation Bonds, Series 2003	MYC	0.950%	03/20/2021	0.872%		7,200	44	0	44
U.S. Treasury Notes	BPS	0.250%	06/20/2016	0.222%	EUR	2,400	4	(24)	28
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.082%		3,000	3	(25)	28
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.082%		9,100	11	(88)	99

							$(7,172)	$(11,696)	$4,524

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	4,350	$445	$546	$(101)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		2,000	205	265	(60)

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016	4,500	$497	$607	$(110)
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015	29,700	282	183	99
CDX.IG-15 5-Year Index	UAG	1.000%	12/20/2015	1,700	16	11	5

					$1,445	$1,612	$(167)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. Municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.420%	01/02/2013	MYC	BRL	241,200	$2,392	$0	$2,392
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		179,900	1,941	152	1,789
Pay	1-Year BRL-CDI	11.830%	01/02/2013	UAG		78,100	970	221	749
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		18,300	359	18	341
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		71,000	1,503	42	1,461
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		33,000	677	152	525
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		61,700	1,645	186	1,459
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		145,500	2,422	82	2,340
Pay	1-Year BRL-CDI	12.465%	01/02/2013	HUS		104,500	1,748	40	1,708
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		106,400	1,808	20	1,788
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM		28,200	99	107	(8)
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		54,000	1,279	42	1,237
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		161,000	3,791	(38)	3,829
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		46,700	1,369	275	1,094
Pay	3-Month CAD Bank Bill	2.500%	06/18/2022	RBC	CAD	3,100	(34)	12	(46)
Pay	3-Month CAD Bank Bill	5.800%	12/19/2023	JPM		3,900	326	(3)	329
Pay	28-Day MXN-TIIE	7.330%	01/28/2015	HUS	MXN	38,479	177	(2)	179
Pay	28-Day MXN-TIIE	7.340%	01/28/2015	BRC		49,880	229	0	229
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	CBK		621,000	2,080	(2)	2,082
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		183,700	151	119	32

							$24,932	$1,423	$23,509

(k)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.750%	09/24/2012	$	24,500	$848	$368

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	125

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(l)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	3,000	$10	$(7)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		3,000	10	(7)
Call - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		13,500	13	(2)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		13,500	13	(20)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		49,200	174	(122)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		49,200	174	(106)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		93,800	129	(17)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		93,800	129	(139)
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		11,900	34	(12)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		11,900	34	(28)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		5,600	17	(6)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		5,600	17	(13)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		17,000	122	(129)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		17,000	122	(70)
Call - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.000%	08/13/2012		16,000	97	(94)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		16,000	97	(41)
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		19,400	190	(128)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		19,400	349	(452)
Call - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		78,100	742	(516)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		78,100	1,437	(1,820)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		109,900	805	(253)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.700%	08/13/2012		4,600	69	(79)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		4,600	69	(22)
Call - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		69,100	650	(457)
Put - OTC 5-Year Interest Rate Swap	HUS	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		69,100	1,265	(1,610)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	1,000	7	0

								$6,775	$(6,150)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date		Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$	10,300	$91	$(17)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		11,800	88	(31)

							$179	$(48)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 03/31/2011	0	$289,900	EUR 1,000	$2,345
Sales	2,712	1,526,100	0	11,555
Closing Buys	(1,621)	(715,900)	0	(5,604)
Expirations	0	0	0	0
Exercised	(1,091)	(205,700)	0	(1,342)

Balance at 03/31/2012	0	$894,400	EUR 1,000	$6,954

(m)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.306%	08/28/2017	03/31/2011	$3,820	$3,095	0.07%

(n)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2027	$2,000	$2,097	$(2,098)
Fannie Mae	4.500%	04/01/2042	1,000	1,064	(1,064)
Fannie Mae	4.500%	05/01/2042	20,000	21,251	(21,247)
Fannie Mae	6.000%	05/01/2042	32,000	35,100	(35,210)

				$59,512	$(59,619)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(o)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,024	04/2012	GSC	$0	$0	$0
Buy		1,208	05/2012	BSN	0	(20)	(20)
Sell		234,255	05/2012	UAG	3,257	0	3,257
Sell	BRL	50,789	04/2012	BRC	1,400	0	1,400
Sell		10,897	04/2012	JPM	298	0	298
Buy		61,687	04/2012	MSC	0	(1,968)	(1,968)
Buy		3,813	06/2012	MSC	2	0	2
Sell		61,687	06/2012	MSC	1,946	0	1,946
Buy	CAD	3,381	04/2012	GSC	0	0	0
Sell		35,294	06/2012	CBK	128	0	128
Sell		15,146	06/2012	FBF	89	0	89
Sell		14,955	06/2012	JPM	153	0	153
Sell		48	06/2012	RBC	0	0	0
Sell		14,722	06/2012	UAG	84	0	84
Buy	CHF	894	04/2012	GSC	0	0	0
Buy		38,257	05/2012	CBK	404	0	404
Buy	CLP	7,175,932	08/2012	MSC	0	(259)	(259)
Sell	CNY	74,211	06/2012	BRC	0	(160)	(160)
Buy		10,000	06/2012	CBK	19	0	19
Sell		63,481	06/2012	CBK	0	(56)	(56)
Buy		7,400	06/2012	DUB	11	0	11
Buy		80,663	06/2012	FBF	0	(13)	(13)
Buy		7,159	06/2012	GST	13	0	13
Buy		524,671	06/2012	HUS	422	0	422
Sell		177,911	06/2012	HUS	0	(360)	(360)
Buy		79,499	06/2012	JPM	88	0	88
Sell		231,478	06/2012	MSC	0	(491)	(491)
Buy		26,000	06/2012	SOG	33	0	33
Sell		45,508	06/2012	UAG	0	(96)	(96)
Sell		139,000	02/2013	BRC	85	0	85
Buy		37,285	02/2013	DUB	7	0	7
Buy		25,000	02/2013	JPM	0	(17)	(17)
Buy		31,000	08/2013	DUB	0	(61)	(61)
Buy		22,000	08/2013	RYL	0	(29)	(29)
Buy		24,000	08/2013	UAG	0	(40)	(40)
Buy		25,000	04/2014	RYL	0	(149)	(149)
Buy		100,000	09/2015	CBK	0	(736)	(736)
Buy		117,180	09/2015	DUB	0	(824)	(824)
Buy		28,920	09/2015	JPM	0	(197)	(197)
Buy	COP	23,932,382	07/2012	UAG	732	0	732
Buy	EUR	6,966	04/2012	BRC	239	0	239
Buy		109,460	04/2012	CBK	5,923	0	5,923
Buy		14,591	04/2012	GSC	0	0	0
Buy		3,648	04/2012	MSC	70	0	70
Buy		845	06/2012	BRC	1	0	1
Sell		3,086	06/2012	BRC	0	(30)	(30)
Buy		1,627	06/2012	CBK	28	0	28
Buy		494	06/2012	DUB	3	0	3
Buy		384	06/2012	MSC	4	0	4
Buy		437	06/2012	RBC	11	0	11
Buy		1,006	06/2012	UAG	15	0	15
Buy	GBP	1,919	04/2012	GSC	0	0	0
Sell		1,107	06/2012	BSN	0	(30)	(30)
Buy		1,075	06/2012	CBK	35	0	35
Buy		246	06/2012	RBC	7	0	7
Buy		10,815	06/2012	UAG	246	0	246
Buy	HKD	3,656	05/2012	JPM	0	(1)	(1)
Sell	HUF	64,399	05/2012	BRC	0	0	0
Sell		2,768,502	05/2012	HUS	0	(1,387)	(1,387)
Buy	INR	383,767	07/2012	BPS	0	(84)	(84)
Buy		199,212	07/2012	HUS	0	(63)	(63)
Buy		2,620,417	07/2012	JPM	0	(712)	(712)
Buy		505,089	07/2012	MSC	0	(103)	(103)
Buy		1,146,101	07/2012	UAG	0	(244)	(244)
Buy	JPY	607,522	04/2012	GSC	0	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	127

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	19,422,763	06/2012	BRC	$0	$(1,577)	$(1,577)
Buy		15,108	06/2012	JPM	1	0	1
Buy	KRW	7,653,856	07/2012	BRC	0	(12)	(12)
Buy		147,242,750	07/2012	FBF	0	(1,158)	(1,158)
Buy		3,609,045	07/2012	JPM	0	0	0
Buy	MXN	40,587	06/2012	BRC	1	0	1
Buy		1,897	06/2012	HUS	0	0	0
Sell		163,567	06/2012	HUS	0	(48)	(48)
Buy		104	06/2012	JPM	0	0	0
Buy		736	06/2012	UAG	0	0	0
Sell		76,688	06/2012	UAG	0	(3)	(3)
Sell	MYR	897	04/2012	CBK	0	(3)	(3)
Buy		1,624	04/2012	JPM	0	0	0
Sell		77,958	04/2012	JPM	0	(1,050)	(1,050)
Buy		148,724	04/2012	UAG	0	(724)	(724)
Buy	NOK	8,746	04/2012	BRC	0	(21)	(21)
Buy		8,750	04/2012	CBK	0	(21)	(21)
Buy		8,750	04/2012	UAG	0	(23)	(23)
Buy	NZD	1,897	04/2012	FBF	0	(33)	(33)
Sell	PEN	91	07/2012	MSC	0	(1)	(1)
Buy	PHP	6,017	06/2012	CBK	0	0	0
Buy	PLN	1,403	05/2012	BRC	0	(1)	(1)
Buy		52,862	05/2012	JPM	805	0	805
Buy	RUB	462,491	06/2012	CBK	177	0	177
Buy		462,491	06/2012	JPM	177	0	177
Buy		21,707	06/2012	MSC	1	0	1
Buy	SEK	4,036	04/2012	GSC	0	0	0
Buy		173,135	05/2012	BRC	314	0	314
Buy	SGD	12,687	05/2012	BRC	14	0	14
Buy		5,724	05/2012	CBK	0	(4)	(4)
Buy		1,508	05/2012	DUB	0	0	0
Buy		6,596	05/2012	HUS	0	0	0
Buy		2,783	05/2012	JPM	0	0	0
Buy		7,469	05/2012	MSC	0	(3)	(3)
Buy		28,754	05/2012	UAG	140	(3)	137
Buy	THB	9,312	05/2012	BRC	0	(1)	(1)
Buy	TWD	448,200	04/2012	BRC	353	0	353
Buy		615,627	04/2012	JPM	451	0	451
Buy		25,058	04/2012	MSC	0	(1)	(1)
Buy	ZAR	4,073	04/2012	DUB	0	(1)	(1)
Buy		177,104	07/2012	DUB	1,656	0	1,656

					$19,843	$(12,818)	$7,025

(p)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$20,119	$0	$20,119
Sovereign Issues	0	282,118	0	282,118
Bahrain
Sovereign Issues	0	3,980	0	3,980
Bermuda
Corporate Bonds & Notes	0	13,856	0	13,856
Brazil
Corporate Bonds & Notes	0	35,713	2,977	38,690
Sovereign Issues	0	96,944	0	96,944
Canada
Asset-Backed Securities	0	1,411	0	1,411
Bank Loan Obligations	0	1,973	0	1,973
Corporate Bonds & Notes	0	44,884	0	44,884
Sovereign Issues	0	220,871	0	220,871

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Cayman Islands
Asset-Backed Securities	$0	$6,942	$0	$6,942
Corporate Bonds & Notes	0	29,504	0	29,504
Chile
Corporate Bonds & Notes	0	6,791	0	6,791
Colombia
Corporate Bonds & Notes	0	2,237	0	2,237
Denmark
Corporate Bonds & Notes	0	12,720	0	12,720
Egypt
Bank Loan Obligations	0	1,198	0	1,198
Finland
Corporate Bonds & Notes	0	1,138	0	1,138
France
Corporate Bonds & Notes	0	83,283	0	83,283
Sovereign Issues	0	17,167	0	17,167

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Germany
Bank Loan Obligations	$0	$1,340	$0	$1,340
Corporate Bonds & Notes	0	7,832	0	7,832
Sovereign Issues	0	238,800	0	238,800
Hong Kong
Corporate Bonds & Notes	0	4,793	0	4,793
India
Corporate Bonds & Notes	0	11,299	0	11,299
Indonesia
Corporate Bonds & Notes	0	3,580	0	3,580
Ireland
Asset-Backed Securities	0	2,340	0	2,340
Corporate Bonds & Notes	0	12,229	0	12,229
Sovereign Issues	0	3,105	0	3,105
Italy
Corporate Bonds & Notes	0	4,934	0	4,934
Japan
Corporate Bonds & Notes	0	11,000	0	11,000
Sovereign Issues	0	75,313	0	75,313
Luxembourg
Bank Loan Obligations	0	3,996	0	3,996
Corporate Bonds & Notes	0	25,932	0	25,932
Malaysia
Corporate Bonds & Notes	0	530	0	530
Mexico
Corporate Bonds & Notes	0	31,779	0	31,779
Sovereign Issues	0	149,841	0	149,841
Netherlands
Asset-Backed Securities	0	479	0	479
Corporate Bonds & Notes	0	88,240	0	88,240
Mortgage-Backed Securities	0	2,057	0	2,057
Sovereign Issues	0	3,416	0	3,416
New Zealand
Corporate Bonds & Notes	0	1,366	0	1,366
Norway
Corporate Bonds & Notes	0	51,264	0	51,264
Poland
Sovereign Issues	0	2,105	0	2,105
Qatar
Corporate Bonds & Notes	0	23,485	0	23,485
Sovereign Issues	0	20,546	0	20,546
Russia
Corporate Bonds & Notes	0	2,610	0	2,610
Sovereign Issues	0	47,997	0	47,997
South Africa
Sovereign Issues	0	3,747	0	3,747
South Korea
Corporate Bonds & Notes	0	21,404	0	21,404
Sovereign Issues	0	14,174	0	14,174

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Supranational
Corporate Bonds & Notes	$0	$41,880	$0	$41,880
Sweden
Corporate Bonds & Notes	0	32,265	0	32,265
United Arab Emirates
Corporate Bonds & Notes	0	1,551	0	1,551
United Kingdom
Corporate Bonds & Notes	0	150,191	0	150,191
Mortgage-Backed Securities	0	12,533	0	12,533
Sovereign Issues	0	109,014	0	109,014
United States
Asset-Backed Securities	0	6,391	0	6,391
Bank Loan Obligations	0	9,807	0	9,807
Corporate Bonds & Notes	0	452,688	2,524	455,212
Mortgage-Backed Securities	0	22,139	0	22,139
Municipal Bonds & Notes	0	128,614	0	128,614
Preferred Securities	3,467	0	0	3,467
U.S. Government Agencies	0	453,656	6,485	460,141
U.S. Treasury Obligations	0	467,980	0	467,980
Virgin Islands (British)
Corporate Bonds & Notes	0	18,575	0	18,575
Short-Term Instruments
Certificates of Deposit	0	26,030	0	26,030
Repurchase Agreements	0	5,300	0	5,300
U.S. Treasury Bills	0	4,041	0	4,041
PIMCO Short-Term Floating NAV Portfolios	790,465	0	0	790,465
Purchased Options
Interest Rate Contracts	0	368	0	368
	$793,932	$3,697,405	$11,986	$4,503,323

Short Sales, at value	$0	$(59,619)	$0	$(59,619)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	5,699	0	5,699
Foreign Exchange Contracts	0	19,843	0	19,843
Interest Rate Contracts	8,804	33,723	0	42,527
	$8,804	$59,265	$0	$68,069

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,646)	0	(2,646)
Foreign Exchange Contracts	0	(12,818)	0	(12,818)
Interest Rate Contracts	(1,605)	(8,137)	(48)	(9,790)
	$(1,605)	$(23,601)	$(48)	$(25,254)

Totals	$801,131	$3,673,450	$11,938	$4,486,519

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Brazil
Corporate Bonds & Notes	$3,028	$0	$0	$(17)	$0	$(34)	$0	$0	$2,977	$(34)
Ireland
Asset-Backed Securities	2,427	0	0	28	0	(115)	0	(2,340)	0	0
United States
Corporate Bonds & Notes	1,862	749	(134)	(3)	(6)	56	0	0	2,524	54
U.S. Government Agencies	7,796	696	(2,007)	0	0	0	0	0	6,485	(1)

	$15,113	$1,445	$(2,141)	$8	$(6)	$(93)	$0	$(2,340)	$11,986	$19

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(143)	$0	$0	$0	$0	$95	$0	$0	$(48)	$95

Totals	$14,970	$1,445	$(2,141)	$8	$(6)	$2	$0	$(2,340)	$11,938	$114

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	129

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$368	$368
Variation margin receivable on financial derivative instruments (2)	0	1	0	0	4,072	4,073
Unrealized appreciation on foreign currency contracts	0	0	0	19,843	0	19,843
Unrealized appreciation on OTC swap agreements	0	5,683	0	0	23,563	29,246

	$0	$5,684	$0	$19,843	$28,003	$53,530

Liabilities:
Written options outstanding	$0	$0	$0	$0	$6,198	$6,198
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,440	1,440
Unrealized depreciation on foreign currency contracts	0	0	0	12,818	0	12,818
Unrealized depreciation on OTC swap agreements	0	2,646	0	0	54	2,700

	$0	$2,646	$0	$12,818	$7,692	$23,156

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$585	$585
Net realized gain on futures contracts	0	0	0	0	46,874	46,874
Net realized gain on written options	0	18	0	0	4,144	4,162
Net realized gain (loss) on swaps	0	3,435	0	0	(52,634)	(49,199)
Net realized (loss) on foreign currency transactions	0	0	0	(11,268)	0	(11,268)

	$0	$3,453	$0	$(11,268)	$(1,031)	$(8,846)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(480)	$(480)
Net change in unrealized appreciation on futures contracts	0	0	0	0	6,194	6,194
Net change in unrealized appreciation (depreciation) on written options	0	(2)	0	0	2,352	2,350
Net change in unrealized appreciation on swaps	0	1,009	0	0	32,429	33,438
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(9,170)	0	(9,170)

	$0	$1,007	$0	$(9,170)	$40,495	$32,332

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $7,199 and open centrally cleared swaps cumulative appreciation/(depreciation) of $8,243 as reported in the Notes to Schedule of Investments.

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$123	$0	$123
BPS	(649)	510	(139)
BRC	3,048	(3,940)	(892)
BSN	(50)	0	(50)
CBK	8,171	(7,250)	921
DUB	(2,117)	2,465	348
FBF	(1,094)	1,638	544
GLM	1,602	(1,660)	(58)
GST	(2,025)	1,970	(55)
HUS	4,666	(4,780)	(114)
JPM	158	558	716
MSC	(803)	168	(635)
MYC	5,627	(5,960)	(333)
RBC	(16)	0	(16)
RYL	(153)	377	224
SOG	36	0	36
UAG	4,140	(3,330)	810

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	131

Schedule of Investments PIMCO Global Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.7%

CORPORATE BONDS & NOTES 3.1%
Commonwealth Bank of Australia
0.754% due 09/17/2014		$4,900	$4,929
1.000% due 07/12/2013		7,100	7,136
Macquarie Bank Ltd.
3.300% due 07/17/2014		6,500	6,860
4.100% due 12/17/2013		4,000	4,229
National Australia Bank Ltd.
3.375% due 07/08/2014		1,000	1,057
Westpac Banking Corp.
2.700% due 12/09/2014		7,700	8,009
2.900% due 09/10/2014		4,200	4,401

			36,621

MORTGAGE-BACKED SECURITIES 0.6%
Medallion Trust
0.621% due 05/25/2035		1,238	1,231
Puma Finance Ltd.
0.563% due 02/21/2038		1,008	971
4.770% due 08/22/2037	AUD	674	674
4.885% due 07/12/2036		368	369
Swan Trust
5.660% due 04/25/2041		2,746	2,825
Torrens Trust
4.787% due 10/19/2038		870	874

			6,944

Total Australia (Cost $41,985)			43,565

CANADA 1.8%

CORPORATE BONDS & NOTES 0.7%
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015		$1,000	1,047
Glacier Credit Card Trust
5.027% due 02/20/2013	CAD	5,500	5,676
Master Credit Card Trust
5.297% due 08/21/2012		1,000	1,018

			7,741

SOVEREIGN ISSUES 1.1%
Canada Government Bond
3.750% due 06/01/2012		400	403
Province of British Columbia Canada
4.300% due 06/18/2042		700	802
Province of Ontario Canada
4.000% due 06/02/2021		3,000	3,245
6.200% due 06/02/2031		500	685
Province of Quebec Canada
2.750% due 08/25/2021		$4,400	4,424
4.250% due 12/01/2021	CAD	2,700	2,964
5.000% due 12/01/2041		400	495

			13,018

Total Canada (Cost $20,331)			20,759

CAYMAN ISLANDS 0.9%

ASSET-BACKED SECURITIES 0.3%
Avery Point CLO Ltd.
0.954% due 12/17/2015		$259	258
Commercial Industrial Finance Corp.
0.748% due 03/01/2021		1,200	1,132
Duane Street CLO
0.773% due 11/08/2017		1,359	1,327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grayston CLO Ltd.
0.883% due 08/15/2016		$230	$230
Wind River CLO Ltd.
0.804% due 12/19/2016		612	591

			3,538

CORPORATE BONDS & NOTES 0.6%
Transocean, Inc.
4.950% due 11/15/2015		4,800	5,137
UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	1,500	2,120

			7,257

Total Cayman Islands (Cost $10,376)			10,795

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	396	79
Realkredit Danmark A/S
2.080% due 01/01/2038		2,408	426

Total Denmark (Cost $457)			505

FRANCE 5.4%

CORPORATE BONDS & NOTES 5.3%
BNP Paribas Home Loan SFH
4.750% due 05/28/2013	EUR	3,900	5,425
Cie de Financement Foncier
1.625% due 07/23/2012		$10,400	10,414
2.500% due 09/16/2015		4,900	4,962
4.500% due 01/09/2013	EUR	1,200	1,645
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		$5,000	4,903
Dexia Credit Local S.A.
2.625% due 01/21/2014	EUR	3,100	4,145
2.750% due 01/10/2014		$12,600	12,246
2.750% due 04/29/2014		10,300	10,061
Dexia Municipal Agency S.A.
1.550% due 10/31/2013	JPY	37,000	444
General Electric Societe de Credit Foncier
3.750% due 07/22/2014	EUR	400	560
Societe Generale SCF S.A.
4.000% due 07/07/2016		500	722
Vivendi S.A.
5.750% due 04/04/2013		$3,600	3,735
6.625% due 04/04/2018		2,600	2,924

			62,186

SOVEREIGN ISSUES 0.1%
Societe Financement de l’Economie Francaise
2.125% due 05/20/2012	EUR	400	535

Total France (Cost $63,782)			62,721

GERMANY 14.2%

BANK LOAN OBLIGATIONS 0.2%
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	2,100	2,814

CORPORATE BONDS & NOTES 8.0%
FMS Wertmanagement AoR
1.166% due 02/18/2015		2,800	3,757
1.204% due 01/20/2014		5,800	7,751

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 12/15/2014	EUR	21,500	$29,873
3.375% due 06/17/2021		8,100	11,654
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	2,200	2,242
IKB Deutsche Industriebank AG
2.125% due 09/10/2012	EUR	3,500	4,698
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016		5,500	7,595
2.125% due 04/11/2014		800	1,102
5.500% due 06/05/2014	AUD	4,000	4,247
6.250% due 05/19/2021		15,300	17,094
Landwirtschaftliche Rentenbank
5.500% due 03/09/2020		4,500	4,713

			94,726

SOVEREIGN ISSUES 6.0%
Republic of Germany
2.500% due 02/27/2015	EUR	12,400	17,569
2.750% due 04/08/2016		100	145
3.250% due 07/04/2021		800	1,207
4.750% due 07/04/2028		1,500	2,605
5.500% due 01/04/2031		6,500	12,501
5.625% due 01/04/2028		3,800	7,161
6.500% due 07/04/2027		14,800	30,076

			71,264

Total Germany (Cost $168,696)			168,804

IRELAND 0.4%

ASSET-BACKED SECURITIES 0.3%
Dryden Leveraged Loan CDO
1.413% due 08/08/2022	EUR	1,100	1,339
Magi Funding PLC
2.015% due 04/11/2021		1,580	1,988

			3,327

MORTGAGE-BACKED SECURITIES 0.1%
Fastnet Securities PLC
0.615% due 08/10/2043		1,400	1,095
Talisman Finance PLC
1.445% due 04/22/2017		506	593

			1,688

Total Ireland (Cost $5,481)			5,015

ITALY 0.3%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
1.082% due 12/12/2024	EUR	122	160

CORPORATE BONDS & NOTES 0.3%
Intesa Sanpaolo SpA
2.892% due 02/24/2014		$1,300	1,269
6.500% due 02/24/2021		2,800	2,708

			3,977

Total Italy (Cost $4,258)			4,137

JAPAN 0.2%

SOVEREIGN ISSUES 0.2%
Development Bank of Japan
4.250% due 06/09/2015		$2,300	2,532

Total Japan (Cost $2,297)			2,532

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.2%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	1,402	$1,859

CORPORATE BONDS & NOTES 0.3%
HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	2,665	2,941

Total Jersey, Channel Islands (Cost $5,450)			4,800

LUXEMBOURG 0.4%

ASSET-BACKED SECURITIES 0.1%
Harvest CLO S.A.
1.587% due 03/29/2017	EUR	472	607
Penta CLO S.A.
1.917% due 06/04/2024		871	1,044

			1,651

CORPORATE BONDS & NOTES 0.3%
Europaeische Hypothekenbank S.A.
4.005% due 06/13/2014		$2,900	2,973
Sunrise Communications International S.A.
7.000% due 12/31/2017	EUR	300	428

			3,401

Total Luxembourg (Cost $5,084)			5,052

MEXICO 1.9%

SOVEREIGN ISSUES 1.9%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	112,600	9,150
6.500% due 06/10/2021		79,600	6,377
10.000% due 12/05/2024		72,200	7,390

Total Mexico (Cost $21,684)			22,917

NETHERLANDS 2.4%

ASSET-BACKED SECURITIES 0.5%
Eurocredit CDO BV
1.658% due 02/22/2020	EUR	953	1,217
Grosvenor Place CLO BV
1.350% due 07/20/2021	GBP	1,878	2,859
1.454% due 07/20/2021	EUR	1,087	1,374

			5,450

CORPORATE BONDS & NOTES 1.8%
ABN AMRO Bank NV
3.250% due 01/18/2013		2,900	3,947
Achmea Hypotheekbank NV
0.887% due 11/03/2014		$2,600	2,575
3.200% due 11/03/2014		1,216	1,272
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		2,600	2,958
10.500% due 03/25/2014		200	228
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	1,600	2,239
NIBC Bank NV
2.800% due 12/02/2014		$3,000	3,116
3.500% due 04/07/2014	EUR	2,000	2,802
Rabobank Group
11.000% due 12/29/2049		$800	1,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ziggo Finance BV
6.125% due 11/15/2017	EUR	500	$705

			20,863

MORTGAGE-BACKED SECURITIES 0.1%
Dutch Mortgage Portfolio Loans BV
1.291% due 11/20/2035		1,225	1,617

Total Netherlands (Cost $27,116)			27,930

NEW ZEALAND 3.3%

SOVEREIGN ISSUES 3.3%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	22,700	19,874
5.500% due 04/15/2023		7,500	6,801
6.000% due 05/15/2021		12,600	11,804

Total New Zealand (Cost $34,808)			38,479

NORWAY 1.0%

CORPORATE BONDS & NOTES 0.8%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	3,500	4,762
Eksportfinans ASA
2.000% due 09/15/2015		$2,500	2,220
2.375% due 05/25/2016		3,300	2,911

			9,893

SOVEREIGN ISSUES 0.2%
Kommunalbanken A/S
2.000% due 01/14/2013		2,300	2,324

Total Norway (Cost $11,866)			12,217

SOUTH KOREA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	1,800	2,489

Total South Korea (Cost $2,779)			2,489

SPAIN 1.2%

SOVEREIGN ISSUES 1.2%
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013	EUR	1,400	1,908
Instituto de Credito Oficial
2.567% due 03/25/2014		9,500	12,445

Total Spain (Cost $15,384)			14,353

SUPRANATIONAL 2.6%

CORPORATE BONDS & NOTES 2.6%
Eurofima
6.250% due 12/28/2018	AUD	4,200	4,553
European Union
2.500% due 12/04/2015	EUR	4,200	5,865
2.750% due 06/03/2016		4,200	5,902
3.125% due 01/27/2015		1,100	1,555
3.250% due 11/07/2014		1,100	1,558
3.250% due 04/04/2018		4,200	6,016
3.500% due 06/04/2021		3,400	4,865

Total Supranational (Cost $30,227)			30,314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Stadshypotek AB
3.750% due 12/12/2013	EUR	1,400	$1,954

Total Sweden (Cost $1,754)			1,954

UNITED KINGDOM 12.5%

ASSET-BACKED SECURITIES 0.0%
Bumper S.A.
2.353% due 06/20/2022	EUR	27	36

CORPORATE BONDS & NOTES 4.2%
Abbey National Treasury Services PLC
3.125% due 06/30/2015		6,600	9,118
Bank of Scotland PLC
4.375% due 07/13/2016		800	1,158
4.500% due 10/23/2013		200	280
5.625% due 05/23/2013		400	555
Barclays Bank PLC
6.050% due 12/04/2017		$1,200	1,240
10.179% due 06/12/2021		2,000	2,372
BP Capital Markets PLC
3.100% due 10/07/2014	EUR	900	1,247
3.125% due 10/01/2015		$2,800	2,962
HBOS PLC
6.750% due 05/21/2018		3,000	2,819
LBG Capital PLC
11.250% due 09/14/2023	GBP	500	775
Lloyds TSB Bank PLC
2.911% due 01/24/2014		$600	598
4.375% due 01/12/2015		900	923
4.875% due 01/21/2016		1,900	1,971
12.000% due 12/29/2049		1,500	1,571
Nationwide Building Society
2.875% due 09/14/2015	EUR	1,200	1,660
4.625% due 09/13/2012		1,500	2,034
5.500% due 07/18/2012		$8,800	8,921
Royal Bank of Scotland Group PLC
2.750% due 08/18/2014	EUR	3,600	4,899
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$400	426
WPP Ltd.
6.000% due 04/04/2017	GBP	2,500	4,479

			50,008

MORTGAGE-BACKED SECURITIES 1.9%
Gosforth Funding PLC
2.540% due 04/24/2047		3,200	5,065
Holmes Master Issuer PLC
2.581% due 10/15/2054	EUR	3,300	4,412
2.631% due 10/15/2054		4,300	5,762
Mansard Mortgages PLC
1.689% due 12/15/2049	GBP	2,000	2,751
Newgate Funding PLC
2.126% due 12/15/2050	EUR	900	627
2.289% due 12/15/2050	GBP	1,200	1,096
2.376% due 12/15/2050	EUR	1,300	720
RMAC Securities PLC
1.052% due 06/12/2044		1,507	1,701

			22,134

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	133

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 6.4%
United Kingdom Gilt
3.750% due 09/07/2019	GBP	2,400	$4,400
3.750% due 09/07/2020		2,500	4,575
3.750% due 09/07/2021		2,500	4,560
4.000% due 03/07/2022		1,800	3,339
4.250% due 12/07/2027		3,800	7,163
4.250% due 06/07/2032		3,400	6,328
4.250% due 09/07/2039		2,500	4,643
4.250% due 12/07/2040		7,900	14,683
4.750% due 12/07/2030		9,900	19,610
4.750% due 12/07/2038		2,500	5,014
6.000% due 12/07/2028		700	1,590

			75,905

Total United Kingdom (Cost $140,625)			148,083

UNITED STATES 56.4%

ASSET-BACKED SECURITIES 0.7%
AFC Home Equity Loan Trust
0.952% due 12/22/2027		$7	6
Amortizing Residential Collateral Trust
0.942% due 10/25/2031		26	20
Amresco Residential Securities Mortgage Loan Trust
1.182% due 06/25/2029		54	43
Bear Stearns Asset-Backed Securities Trust
0.902% due 10/25/2032		19	16
1.042% due 10/27/2032		24	20
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		98	103
6.681% due 12/01/2033		70	74
Countrywide Asset-Backed Certificates
0.582% due 12/25/2036		92	38
4.693% due 10/25/2035		2,560	2,234
Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032		22	17
Home Equity Mortgage Trust
5.500% due 01/25/2037		477	84
Lehman XS Trust
0.412% due 04/25/2046^		267	254
New Century Home Equity Loan Trust
1.127% due 05/25/2034		1,164	862
Residential Asset Mortgage Products, Inc.
0.802% due 06/25/2032		20	16
Residential Asset Securities Corp.
0.742% due 07/25/2032^		61	34
0.842% due 06/25/2032		34	17
Salomon Brothers Mortgage Securities, Inc.
1.150% due 01/25/2032		37	28
SLM Student Loan Trust
1.136% due 12/15/2023	EUR	3,436	4,292

			8,158

BANK LOAN OBLIGATIONS 0.3%
Springleaf Finance Corp.
5.500% due 05/10/2017		$3,400	3,139

CORPORATE BONDS & NOTES 10.6%
Ally Financial, Inc.
6.625% due 05/15/2012		3,600	3,628
Altria Group, Inc.
9.250% due 08/06/2019		2,000	2,693
American International Group, Inc.
6.797% due 11/15/2017	EUR	641	934
8.000% due 05/22/2068		3,500	4,558
8.175% due 05/15/2068		$3,348	3,561

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AutoZone, Inc.
5.875% due 10/15/2012		$7,800	$8,007
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	6,300	8,405
Bank of America Corp.
4.750% due 05/23/2017		1,900	2,170
6.000% due 09/01/2017		$100	109
Bear Stearns Cos. LLC
7.250% due 02/01/2018		6,700	8,087
Board of Trustees of The Leland Stanford Junior University
4.750% due 05/01/2019		1,900	2,218
Boston Scientific Corp.
6.400% due 06/15/2016		1,700	1,959
Cardinal Health, Inc.
5.800% due 10/15/2016		500	578
CIT Group, Inc.
5.250% due 04/01/2014		3,200	3,284
Citigroup, Inc.
0.745% due 06/09/2016		2,900	2,548
2.027% due 01/13/2014		2,500	2,486
5.500% due 10/15/2014		600	644
6.000% due 08/15/2017		1,200	1,335
6.125% due 05/15/2018		2,320	2,603
Computer Sciences Corp.
6.500% due 03/15/2018		2,350	2,550
Cytec Industries, Inc.
8.950% due 07/01/2017		200	249
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		384	415
Historic TW, Inc.
8.050% due 01/15/2016		1,500	1,757
International Lease Finance Corp.
5.300% due 05/01/2012		1,000	1,006
5.650% due 06/01/2014		1,000	1,023
6.500% due 09/01/2014		2,600	2,759
6.625% due 11/15/2013		3,000	3,075
6.750% due 09/01/2016		2,100	2,260
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013^		1,900	570
6.875% due 05/02/2018^		6,100	1,861
Loews Corp.
5.250% due 03/15/2016		300	332
Masco Corp.
5.875% due 07/15/2012		300	302
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014	EUR	4,500	5,704
1.398% due 01/31/2014		600	766
1.558% due 09/27/2012		3,600	4,768
Morgan Stanley
1.306% due 11/29/2013		1,900	2,441
1.651% due 01/16/2017		200	231
1.657% due 04/13/2016		400	472
2.161% due 01/24/2014		$2,000	1,947
6.250% due 08/28/2017		400	422
Rohm and Haas Co.
5.600% due 03/15/2013		5,000	5,213
Ryder System, Inc.
6.000% due 03/01/2013		3,000	3,124
Simon Property Group LP
6.125% due 05/30/2018		750	884
Spectra Energy Capital LLC
5.668% due 08/15/2014		3,000	3,252
State Street Capital Trust
1.474% due 06/01/2077		1,720	1,272
Temple-Inland, Inc.
6.375% due 01/15/2016		3,500	3,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wal-Mart Stores, Inc.
5.000% due 10/25/2040		$1,000	$1,108
6.200% due 04/15/2038		500	638
WM Covered Bond Program
4.000% due 11/26/2016	EUR	300	427
4.375% due 09/16/2014		7,500	10,541

			125,169

MORTGAGE-BACKED SECURITIES 6.3%
Adjustable Rate Mortgage Trust
2.876% due 09/25/2035		$140	113
American General Mortgage Loan Trust
5.150% due 03/25/2058		2,437	2,508
American Home Mortgage Assets LLC
0.432% due 05/25/2046		1,543	861
1.079% due 11/25/2046		972	455
American Home Mortgage Investment Trust
2.597% due 10/25/2034		555	514
Banc of America Funding Corp.
2.653% due 02/20/2036		1,758	1,607
5.741% due 01/20/2047		207	128
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		2,458	2,300
Banc of America Mortgage Securities, Inc.
2.871% due 05/25/2035		1,300	953
BCAP LLC Trust
0.412% due 01/25/2037^		2,846	1,475
0.981% due 01/26/2047		453	322
4.531% due 02/26/2036		231	205
5.250% due 04/26/2037		1,058	962
5.250% due 08/26/2037		1,100	1,078
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		1,651	1,527
2.570% due 03/25/2035		2,803	2,727
2.593% due 08/25/2033		210	208
2.614% due 08/25/2033		23	23
2.656% due 10/25/2033		125	127
2.884% due 05/25/2034		105	91
2.926% due 02/25/2034		21	20
3.046% due 05/25/2034		272	263
3.078% due 03/25/2035		389	385
3.207% due 11/25/2034		225	224
3.964% due 05/25/2047		725	491
Bear Stearns Alt-A Trust
2.762% due 02/25/2036^		1,914	866
2.783% due 11/25/2036		3,548	1,966
2.826% due 09/25/2035		1,117	744
4.992% due 11/25/2036		465	282
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036		1,710	1,009
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037		1,102	1,072
Citigroup Mortgage Loan Trust, Inc.
2.450% due 09/25/2035		621	547
2.530% due 10/25/2035		2,327	1,937
2.682% due 08/25/2035		292	276
5.509% due 09/25/2037^		2,407	1,512
Countrywide Alternative Loan Trust
0.432% due 09/25/2046		2,130	1,200
0.437% due 12/20/2046		1,755	947
0.452% due 07/25/2046		88	52
0.592% due 05/25/2037^		614	325
1.659% due 11/25/2035		415	255
2.199% due 11/25/2035		319	203
2.926% due 02/25/2037		1,052	688
5.250% due 06/25/2035		233	195
6.000% due 01/25/2037^		1,253	838

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/25/2037^	$375	$231
6.250% due 08/25/2037^	271	168
Countrywide Home Loan Mortgage Pass-Through Trust
0.562% due 03/25/2035	2,464	1,374
0.572% due 02/25/2035	367	272
2.737% due 04/20/2035	102	98
2.746% due 11/25/2034	263	219
2.798% due 08/25/2034	68	51
Credit Suisse First Boston Mortgage Securities Corp.
1.392% due 03/25/2034^	255	220
1.848% due 05/25/2032	10	10
2.434% due 07/25/2033	51	48
2.575% due 08/25/2033	253	251
6.500% due 04/25/2033	39	42
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	4,700	87
1.397% due 11/10/2046 (a)	12,123	687
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	131	119
2.731% due 08/25/2035	286	235
GMAC Mortgage Corp. Loan Trust
3.059% due 06/25/2034	35	31
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021	16	16
Greenpoint Mortgage Funding Trust
0.322% due 01/25/2047^	19	18
0.422% due 01/25/2037	413	223
0.442% due 10/25/2046	1,456	401
0.452% due 04/25/2036	441	248
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033	29	26
GSR Mortgage Loan Trust
1.870% due 03/25/2033	137	139
2.659% due 09/25/2035	216	211
Harborview Mortgage Loan Trust
0.422% due 07/19/2046	1,904	1,114
0.432% due 09/19/2037	744	481
0.462% due 05/19/2035	134	86
1.009% due 12/19/2036	708	389
2.799% due 07/19/2035	73	53
2.984% due 05/19/2033	249	243
Indymac Index Mortgage Loan Trust
0.432% due 09/25/2046	1,591	956
0.442% due 11/25/2046	1,663	457
2.574% due 12/25/2034	88	68
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	298	297
5.550% due 10/25/2036	244	236
JPMorgan Mortgage Trust
2.083% due 11/25/2033	146	147
5.333% due 11/25/2035	158	149
MASTR Alternative Loans Trust
0.642% due 03/25/2036	232	44
Mellon Residential Funding Corp.
0.682% due 12/15/2030	403	380
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	3,320	2,416
0.492% due 08/25/2036	168	145
2.321% due 02/25/2033	120	114
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.966% due 08/12/2049	2,700	3,000
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035	972	898
Residential Accredit Loans, Inc.
0.392% due 02/25/2047	770	377
0.422% due 06/25/2046	2,485	1,000
0.472% due 05/25/2037	659	170

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.547% due 09/25/2046	$690	$64
Residential Asset Securitization Trust
0.692% due 12/25/2036^	301	90
5.750% due 02/25/2036^	378	257
6.250% due 10/25/2036^	1,344	892
6.500% due 08/25/2036^	751	439
Residential Funding Mortgage Securities
3.110% due 09/25/2035	153	107
6.500% due 03/25/2032	24	25
Salomon Brothers Mortgage Securities, Inc.
0.742% due 05/25/2032	18	16
Sequoia Mortgage Trust
0.592% due 10/19/2026	206	189
0.592% due 07/20/2033	681	637
Structured Adjustable Rate Mortgage Loan Trust
2.628% due 04/25/2034	376	331
2.722% due 02/25/2034	150	147
2.742% due 09/25/2034	422	406
Structured Asset Mortgage Investments, Inc.
0.432% due 07/25/2046	417	239
0.452% due 05/25/2046	706	347
0.492% due 07/19/2035	1,463	1,029
0.822% due 07/19/2034	165	149
UBS-Citigroup Commercial Mortgage Trust
2.527% due 01/10/2045 (a)	5,985	828
WaMu Mortgage Pass-Through Certificates
0.472% due 04/25/2045	1,488	1,197
0.502% due 11/25/2045	433	345
0.552% due 01/25/2045	426	355
0.562% due 08/25/2045	126	104
0.859% due 03/25/2047	1,892	1,136
0.899% due 01/25/2047	710	400
2.121% due 03/25/2033	508	506
2.496% due 03/25/2035	516	474
2.530% due 08/25/2034	755	729
2.560% due 04/25/2035	1,800	1,366
2.577% due 06/25/2033	102	103
2.577% due 03/25/2034	448	443
2.724% due 11/25/2046	500	378
5.276% due 02/25/2037	1,661	1,222
5.926% due 08/25/2046	2,000	1,647
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.918% due 04/25/2047	1,063	119
0.928% due 04/25/2047	669	182
1.098% due 07/25/2046	535	219
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036	2,514	2,185
2.645% due 06/25/2035	1,616	1,585
2.684% due 06/25/2035	858	869

		74,882

MUNICIPAL BONDS & NOTES 2.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,600	2,131
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	1,200	1,504
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,600	3,409
7.950% due 03/01/2036	200	232
Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2006
7.452% due 01/01/2014	270	288

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	$1,200	$829
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	5,600	4,958
6.500% due 06/01/2023	565	537
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	2,100	2,730
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,400	1,744
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	600	665
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.887% due 12/01/2024	2,400	2,957
New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
7.562% due 12/15/2013	370	402
Northside Independent School District, Texas General Obligation Bonds, (BABs), (PSF/GTD Insured), Series 2010
5.741% due 08/15/2035	800	890
5.891% due 08/15/2040	2,000	2,225
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	1,100	1,402
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	600	47

		26,950

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
2.829% due 12/31/2049	130	973
SLM Corp.
4.921% due 01/16/2018	9,000	200

		1,173

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 34.3%
Fannie Mae
0.442% due 10/27/2037	$5,700	5,668
0.672% due 11/25/2040	3,897	3,896
0.692% due 11/25/2040	4,091	4,090
0.742% due 10/25/2040 - 12/25/2040	7,217	7,217
2.245% due 12/01/2034	345	363
2.331% due 03/01/2024	16	16
2.427% due 11/01/2023	7	7
2.497% due 11/01/2034	2,389	2,547
3.500% due 05/01/2042	122,000	124,974
4.000% due 04/01/2039 - 05/01/2042	134,246	140,779
4.500% due 04/01/2042 - 05/01/2042	73,000	77,601
5.025% due 05/01/2035	267	286
6.500% due 11/01/2036	473	529
Freddie Mac
0.592% due 12/15/2030	62	62
0.842% due 12/15/2037 - 07/15/2040	3,550	3,567

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	135

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.355% due 10/25/2044	$2,665	$2,666
2.370% due 02/01/2029	169	179
2.454% due 05/01/2023	22	22
2.724% due 04/01/2037	62	66
6.000% due 12/15/2024	166	187
7.400% due 02/01/2021	83	82
Ginnie Mae
0.842% due 02/16/2030	141	143
1.625% due 07/20/2022 - 12/20/2026	148	153
2.250% due 01/20/2030	37	39
2.375% due 05/20/2022 - 05/20/2030	207	215
6.000% due 08/20/2034	5,483	6,605
NCUA Guaranteed Notes
0.613% due 11/06/2017	17,325	17,325
Tennessee Valley Authority
5.880% due 04/01/2036	3,900	5,046
7.140% due 05/23/2012	1,000	1,010

		405,340

U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
3.750% due 08/15/2041 (e)(f)(g)	6,300	6,787
3.875% due 08/15/2040 (e)(g)(h)	9,200	10,142
5.500% due 08/15/2028 (e)	3,600	4,812

		21,741

Total United States (Cost $674,155)		666,552

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$2,900	$2,783

Total Virgin Islands (British) (Cost $2,882)			2,783

SHORT-TERM INSTRUMENTS 15.2%

CERTIFICATES OF DEPOSIT 0.4%
Banco do Brasil S.A.
0.000% due 05/15/2012		4,500	4,493

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/02/2012		953	953

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $974. Repurchase proceeds are $953.)

JAPAN TREASURY BILLS 8.6%
0.103% due 05/07/2012 - 06/25/2012 (b)	JPY	8,410,000	101,592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 2.8%
4.480% due 06/28/2012 - 09/20/2012 (b)	MXN	434,000	$33,346

U.S. TREASURY BILLS 0.3%
0.135% due 08/02/2012 - 03/07/2013 (b)(d)(e)		$3,861	3,859

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 3.0%
PIMCO Short-Term Floating NAV Portfolio		3,517,288	35,247

Total Short-Term Instruments (Cost $183,530)			179,490

Total Investments 124.9% (Cost $1,475,007)			$1,476,246

Written Options (j) (0.3%) (Premiums $4,286)			(3,494)

Other Assets and Liabilities (Net) (24.6%)			(290,397)

Net Assets 100.0%			$1,182,355

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $720 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(e)	Securities with an aggregate market value of $7,728 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $13,902 at a weighted average interest rate of 0.220%. On March 31, 2012, securities valued at $1,508 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $5,444 and cash of $60 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Call Options Strike @ EUR 137.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	71	$(114)
Call Options Strike @ EUR 137.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	147	(185)
Call Options Strike @ EUR 138.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	54	(49)
Call Options Strike @ EUR 138.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	123	(64)
Call Options Strike @ EUR 139.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	122	(24)
Canada Government 10-Year Bond June Futures	Short	06/2012	144	(229)
Euro-Bobl June Futures	Long	06/2012	646	(5)
Euro-Bund 10-Year Bond June Futures	Long	06/2012	729	401
Japan Government 10-Year Bond June Futures	Long	06/2012	8	(33)
Put Options Strike @ EUR 117.000 on Euro-Bobl June Futures	Long	06/2012	446	(1)
Put Options Strike @ EUR 122.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2012	194	0
U.S. Treasury 5-Year Note June Futures	Long	06/2012	83	(71)
U.S. Treasury 10-Year Note June Futures	Short	06/2012	56	13
U.S. Treasury 30-Year Bond June Futures	Long	06/2012	40	(193)
United Kingdom 10-Year Gilt June Futures	Short	06/2012	101	(95)

				$(649)

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $694 and cash of $8 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$	16,900	$182	$213

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	BOA	(0.620%	)	12/20/2012	0.110%	$	7,000	$(28)	$0	$(28)
AutoZone, Inc.	CBK	(0.680%	)	12/20/2012	0.110%		800	(3)	0	(3)
Cardinal Health, Inc.	DUB	(1.000%	)	12/20/2016	0.341%		500	(16)	(10)	(6)
Computer Sciences Corp.	BOA	(1.160%	)	03/20/2018	2.776%		2,350	198	0	198
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.280%		200	3	2	1
Historic TW, Inc.	BRC	(1.050%	)	03/20/2016	0.521%		1,500	(32)	0	(32)
International Lease Finance Corp.	JPM	(1.620%	)	06/20/2012	2.670%		1,000	2	0	2
Lennar Corp.	BOA	(5.750%	)	12/20/2012	0.658%		900	(35)	0	(35)
Loews Corp.	JPM	(0.330%	)	03/20/2016	0.462%		300	2	0	2
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.279%		3,000	(24)	0	(24)
Masco Corp.	MYC	(0.580%	)	09/20/2012	0.744%		300	0	0	0
Rohm & Haas Co.	DUB	(1.000%	)	03/20/2013	0.098%		500	(4)	(9)	5
Rohm & Haas Co.	DUB	(0.470%	)	03/20/2013	0.100%		4,500	(17)	0	(17)
Ryder System, Inc.	BOA	(0.850%	)	03/20/2013	0.413%		3,000	(14)	0	(14)
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	1.035%		750	3	0	3
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	0.568%		3,000	(20)	0	(20)
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.267%		400	(3)	0	(3)
Temple-Inland, Inc.	GST	(6.680%	)	03/20/2016	0.305%		3,500	(886)	0	(886)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.462%		1,000	(17)	0	(17)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.462%		1,200	(20)	0	(20)
Vivendi S.A.	BPS	(1.743%	)	06/20/2013	0.462%		1,200	(20)	0	(20)
Vivendi S.A.	DUB	(1.000%	)	06/20/2013	0.462%		200	(2)	(2)	0
Vivendi S.A.	DUB	(1.000%	)	06/20/2018	1.604%		100	3	0	3
Vivendi S.A.	JPM	(1.500%	)	06/20/2018	1.604%		2,500	14	0	14
WPP PLC	JPM	(3.750%	)	06/20/2017	0.825%	GBP	2,500	(587)	0	(587)

								$(1,503)	$(19)	$(1,484)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	2.499%	$	1,200	$24	$22	$2
Ally Financial, Inc.	DUB	5.000%	09/20/2012	2.498%		2,600	35	47	(12)
Australia Government Bond	BPS	1.000%	06/20/2015	0.419%		1,100	21	19	2
Australia Government Bond	DUB	1.000%	03/20/2016	0.531%		2,500	47	53	(6)
Australia Government Bond	DUB	1.000%	09/20/2016	0.610%		6,900	121	105	16
Australia Government Bond	DUB	1.000%	12/20/2016	0.654%		1,300	21	3	18
Australia Government Bond	GST	1.000%	06/20/2016	0.560%		700	13	17	(4)
Australia Government Bond	GST	1.000%	12/20/2016	0.654%		4,000	65	(18)	83
Australia Government Bond	MYC	1.000%	06/20/2016	0.560%		1,800	34	43	(9)
Australia Government Bond	MYC	1.000%	12/20/2016	0.654%		900	15	3	12
Australia Government Bond	RYL	1.000%	03/20/2016	0.531%		6,000	112	130	(18)
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		3,900	68	50	18
Australia Government Bond	UAG	1.000%	09/20/2016	0.610%		2,100	36	38	(2)
Australia Government Bond	UAG	1.000%	12/20/2016	0.654%		5,100	83	2	81
California State General Obligation Bonds, Series 2003	CBK	2.750%	03/20/2021	2.017%		2,300	106	0	106
California State General Obligation Bonds, Series 2003	GST	2.910%	12/20/2020	2.000%		900	51	0	51
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	1.475%		2,500	(11)	0	(11)
California State General Obligation Bonds, Series 2003	MYC	2.900%	12/20/2020	2.000%		1,300	72	0	72
California State General Obligation Bonds, Series 2003	MYC	2.150%	03/20/2021	2.017%		2,400	21	0	21
California State General Obligation Bonds, Series 2003	MYC	2.150%	06/20/2021	2.034%		2,500	20	0	20
China Government International Bond	CBK	1.000%	03/20/2016	0.868%		400	2	4	(2)
China Government International Bond	DUB	1.000%	12/20/2015	0.819%		800	5	17	(12)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	137

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	DUB	1.000%	03/20/2016	0.868%	$	1,000	$6	$11	$(5)
China Government International Bond	HUS	1.000%	12/20/2015	0.819%		4,700	33	91	(58)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.503%		2,400	23	0	23
Ensco PLC	FBF	1.000%	03/20/2014	0.653%		2,500	18	(19)	37
Illinois State General Obligation Bonds, Series 2006	MYC	2.870%	03/20/2021	2.367%		2,000	69	0	69
Japan Government International Bond	FBF	1.000%	03/20/2016	0.781%		4,400	39	(31)	70
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%		400	3	(4)	7
Pennsylvania State General Obligation Bonds, Series 2005	MYC	1.400%	03/20/2021	1.300%		900	6	0	6
Republic of Germany	GST	0.250%	12/20/2016	0.651%		12,000	(221)	(572)	351
U.S. Treasury Notes	DUB	0.250%	12/20/2015	0.191%	EUR	8,600	27	(126)	153
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.222%		2,900	5	(53)	58
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.288%	$	1,500	34	13	21
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.288%		900	21	7	14
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		1,600	36	20	16
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		9,000	209	58	151
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.288%		7,500	174	50	124
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		5,900	136	133	3
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.514%		200	5	2	3

							$1,584	$115	$1,469

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
MCDX-15 5-Year Index	BOA	1.000%	12/20/2015	$	2,000	$(16)	$(55)	$39
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015		2,900	(23)	(79)	56
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		1,400	(11)	(33)	22
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		6,300	(51)	(232)	181
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		900	(8)	(21)	13
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		4,100	(54)	(87)	33

						$(163)	$(507)	$344

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	2.080%	06/15/2012	GLM	EUR	10,800	$270	$0	$270
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	19,800	132	62	70
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		49,300	354	216	138
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	4,100	71	(17)	88
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB		5,000	87	(17)	104
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	1,770,000	1,101	482	619
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		490,000	304	133	171
Pay	6-Month JPY-LIBOR	2.150%	06/16/2035	UAG		30,000	27	(1)	28
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	42,900	144	14	130
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		65,700	220	(72)	292
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		64,100	59	2	57

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	BRC	MXN	22,400	$85	$10	$75
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	HUS		19,900	75	11	64
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	MYC		253,200	957	193	764
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	BRC		17,700	52	(36)	88
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	HUS		21,900	65	(98)	163
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		50,800	42	20	22
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		66,000	368	24	344
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		25,300	141	16	125

							$4,554	$942	$3,612

(j)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$129.500	04/20/2012	212	$117	$(149)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	4,800	$0	$(14)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		4,800	0	(3)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		3,000	0	(9)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		3,000	0	(2)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		14,400	0	(75)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		14,400	0	(25)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		12,100	123	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,600	50	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,100	99	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		7,800	81	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,300	79	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,600	82	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		7,500	74	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,600	95	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		5,200	36	(34)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		5,200	124	(121)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		30,800	158	(204)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		30,800	851	(718)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		65,400	777	(896)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		65,400	1,233	(1,034)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		6,800	96	(93)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		6,800	113	(107)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		8,500	51	0

								$4,122	$(3,335)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$2,000	$26	$(4)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	2,200	21	(6)

						$47	$(10)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	935	$210,900	EUR	55,800	$3,033
Sales	1,304	436,892		102,807	6,806
Closing Buys	(1,653)	(271,500)		0	(3,216)
Expirations	0	(36,192)		(144,567)	(2,009)
Exercised	(374)	0		(14,040)	(328)

Balance at 03/31/2012	212	$340,100	EUR	0	$4,286

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	139

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

(k)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	5,288	04/2012	BSN	$0	$(87)	$(87)
Buy		3,592	04/2012	CBK	0	(25)	(25)
Sell		6,624	04/2012	CBK	10	0	10
Sell		76,100	04/2012	FBF	2,602	0	2,602
Buy		3,835	04/2012	HUS	0	(49)	(49)
Buy		670	04/2012	JPM	0	(1)	(1)
Sell		1,418	04/2012	JPM	13	0	13
Buy		2,527	04/2012	UAG	0	(4)	(4)
Sell	BRL	1,043	04/2012	BRC	0	(15)	(15)
Buy		579	04/2012	JPM	0	(16)	(16)
Buy		464	04/2012	MSC	0	(15)	(15)
Sell		464	06/2012	MSC	15	0	15
Buy	CAD	27,309	06/2012	BRC	0	(120)	(120)
Sell		15,907	06/2012	CBK	58	0	58
Sell		6,775	06/2012	FBF	40	0	40
Sell		6,739	06/2012	JPM	69	0	69
Sell		31	06/2012	RBC	0	0	0
Buy		8,853	06/2012	UAG	19	0	19
Sell		6,587	06/2012	UAG	37	0	37
Sell	CLP	17,227	08/2012	BRC	0	0	0
Buy	CNY	22,188	06/2012	BRC	0	(3)	(3)
Sell		14,967	06/2012	BRC	0	(27)	(27)
Buy		49,414	06/2012	CBK	59	(3)	56
Sell		27,229	06/2012	CBK	0	(44)	(44)
Sell		45,724	06/2012	DUB	0	(72)	(72)
Sell		27,581	06/2012	FBF	0	(47)	(47)
Sell		34,497	06/2012	GST	0	(55)	(55)
Sell		8,877	06/2012	HUS	0	(15)	(15)
Buy		69,537	06/2012	JPM	45	(10)	35
Sell		36,969	06/2012	JPM	0	(54)	(54)
Sell		14,272	06/2012	MSC	0	(23)	(23)
Buy		23,067	06/2012	UAG	28	(1)	27
Sell		73,301	06/2012	UAG	0	(118)	(118)
Sell		20,512	10/2012	JPM	0	(43)	(43)
Buy		7,514	02/2013	BRC	0	(5)	(5)
Buy		19,000	08/2013	DUB	0	(37)	(37)
Buy		43,072	08/2013	UAG	0	(29)	(29)
Buy		6,462	04/2014	BRC	0	(47)	(47)
Buy		13,600	04/2014	CBK	0	(97)	(97)
Sell		75,138	04/2014	DUB	0	(123)	(123)
Buy		5,000	04/2014	GST	0	(36)	(36)
Buy		4,314	04/2014	HUS	0	(31)	(31)
Buy		8,174	04/2014	JPM	0	(58)	(58)
Buy		60,782	04/2014	RYL	0	(349)	(349)
Buy		8,616	04/2014	UAG	0	(62)	(62)
Buy		3,070	09/2015	BOA	0	(21)	(21)
Buy		4,470	09/2015	BRC	0	(34)	(34)
Buy		28,904	09/2015	CBK	0	(270)	(270)
Buy		1,970	09/2015	JPM	0	(19)	(19)
Buy		2,953	09/2015	MSC	0	(19)	(19)
Buy	DKK	47,678	05/2012	DUB	57	0	57
Sell	EUR	4,168	04/2012	BRC	0	(216)	(216)
Buy		3,903	04/2012	CBK	0	(2)	(2)
Sell		3,079	04/2012	CBK	0	(167)	(167)
Sell		11,181	04/2012	DUB	2	(499)	(497)
Sell		2,693	04/2012	HUS	0	(12)	(12)
Sell		7,535	04/2012	UAG	0	(455)	(455)
Sell		10,299	05/2012	CBK	21	0	21
Sell		44,355	05/2012	JPM	959	0	959
Buy		575	06/2012	BRC	11	0	11
Sell		2,638	06/2012	BRC	0	(2)	(2)
Sell		2,269	06/2012	BSN	0	(54)	(54)
Sell		6,589	06/2012	CBK	3	0	3
Sell		17,969	06/2012	DUB	0	(125)	(125)
Buy		15,505	06/2012	FBF	333	0	333

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	410	06/2012	JPM	$6	$0	$6
Sell		2,271	06/2012	JPM	0	(5)	(5)
Buy		4,560	06/2012	RBC	103	0	103
Buy		27,307	06/2012	UAG	400	0	400
Sell		1,881	06/2012	UAG	0	0	0
Buy	GBP	7,219	06/2012	BRC	124	0	124
Buy		332	06/2012	CBK	5	0	5
Sell		8,566	06/2012	CBK	0	(182)	(182)
Buy		4,052	06/2012	JPM	46	0	46
Sell		21,780	06/2012	JPM	0	(513)	(513)
Sell		4,631	06/2012	UAG	0	(105)	(105)
Buy	HKD	97,892	05/2012	JPM	0	(18)	(18)
Buy	IDR	390,290	07/2012	UAG	1	0	1
Sell	INR	65,623	07/2012	DUB	91	0	91
Buy		63,972	07/2012	JPM	0	(20)	(20)
Buy	JPY	2,665,117	04/2012	BRC	36	(184)	(148)
Sell		52,663	04/2012	BSN	11	0	11
Buy		445,695	04/2012	CBK	0	(2)	(2)
Sell		446,641	04/2012	CBK	2	0	2
Buy		10,518,466	04/2012	DUB	2	(2,486)	(2,484)
Buy		296,518	04/2012	HUS	3	0	3
Buy		701,558	04/2012	JPM	15	0	15
Buy		252,798	04/2012	MSC	30	0	30
Buy		9,935,086	04/2012	RBC	0	(1,754)	(1,754)
Buy		11,014,658	04/2012	UAG	8	(1,924)	(1,916)
Sell		5,249,487	05/2012	BRC	2,924	0	2,924
Sell		1,077,206	05/2012	DUB	1,131	0	1,131
Sell		259,258	05/2012	JPM	273	0	273
Sell		34,048	05/2012	UAG	15	0	15
Sell		1,590,418	06/2012	CBK	0	(193)	(193)
Sell		199,582	06/2012	DUB	0	(24)	(24)
Buy	KRW	27,075	07/2012	UAG	0	0	0
Sell	MXN	183,003	06/2012	BRC	132	0	132
Buy		1,073	06/2012	HUS	0	0	0
Sell		314,117	06/2012	HUS	0	(92)	(92)
Buy		133	06/2012	JPM	0	0	0
Buy		942	06/2012	UAG	0	0	0
Sell		250,997	09/2012	CBK	171	0	171
Sell	MYR	5,264	04/2012	CBK	0	(3)	(3)
Buy		5,156	04/2012	UAG	0	(16)	(16)
Buy	NOK	2,297	04/2012	BRC	0	(6)	(6)
Buy		2,300	04/2012	CBK	0	(5)	(5)
Buy		2,300	04/2012	UAG	0	(6)	(6)
Buy	NZD	567	05/2012	BSN	0	0	0
Sell		5,044	05/2012	JPM	26	0	26
Sell		42,804	05/2012	WST	62	0	62
Buy	PHP	1,145	06/2012	CBK	0	0	0
Buy	SEK	28,307	05/2012	BRC	51	0	51
Sell	SGD	73	05/2012	DUB	0	0	0
Sell	TWD	1,274	04/2012	BRC	0	(1)	(1)
Buy	ZAR	279	07/2012	DUB	3	0	3

					$10,052	$(11,155)	$(1,103)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$36,621	$0	$36,621
Mortgage-Backed Securities	0	6,944	0	6,944
Canada
Corporate Bonds & Notes	0	7,741	0	7,741

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Sovereign Issues	$0	$13,018	$0	$13,018
Cayman Islands
Asset-Backed Securities	0	3,538	0	3,538
Corporate Bonds & Notes	0	7,257	0	7,257
Denmark
Corporate Bonds & Notes	0	505	0	505

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	141

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
France
Corporate Bonds & Notes	$0	$62,186	$0	$62,186
Sovereign Issues	0	535	0	535
Germany
Bank Loan Obligations	0	2,814	0	2,814
Corporate Bonds & Notes	0	94,726	0	94,726
Sovereign Issues	0	71,264	0	71,264
Ireland
Asset-Backed Securities	0	3,327	0	3,327
Mortgage-Backed Securities	0	1,688	0	1,688
Italy
Asset-Backed Securities	0	160	0	160
Corporate Bonds & Notes	0	3,977	0	3,977
Japan
Sovereign Issues	0	2,532	0	2,532
Jersey, Channel Islands
Asset-Backed Securities	0	0	1,859	1,859
Corporate Bonds & Notes	0	2,941	0	2,941
Luxembourg
Asset-Backed Securities	0	1,651	0	1,651
Corporate Bonds & Notes	0	3,401	0	3,401
Mexico
Sovereign Issues	0	22,917	0	22,917
Netherlands
Asset-Backed Securities	0	4,233	1,217	5,450
Corporate Bonds & Notes	0	20,863	0	20,863
Mortgage-Backed Securities	0	1,617	0	1,617
New Zealand
Sovereign Issues	0	38,479	0	38,479
Norway
Corporate Bonds & Notes	0	9,893	0	9,893
Sovereign Issues	0	2,324	0	2,324
South Korea
Corporate Bonds & Notes	0	2,489	0	2,489
Spain
Sovereign Issues	0	14,353	0	14,353
Supranational
Corporate Bonds & Notes	0	30,314	0	30,314
Sweden
Corporate Bonds & Notes	0	1,954	0	1,954
United Kingdom
Asset-Backed Securities	0	36	0	36

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Corporate Bonds & Notes	$0	$50,008	$0	$50,008
Mortgage-Backed Securities	0	22,134	0	22,134
Sovereign Issues	0	75,905	0	75,905
United States
Asset-Backed Securities	0	8,158	0	8,158
Bank Loan Obligations	0	3,139	0	3,139
Corporate Bonds & Notes	0	125,169	0	125,169
Mortgage-Backed Securities	0	72,299	2,583	74,882
Municipal Bonds & Notes	0	26,950	0	26,950
Preferred Securities	200	0	973	1,173
U.S. Government Agencies	0	387,933	17,407	405,340
U.S. Treasury Obligations	0	21,741	0	21,741
Virgin Islands (British)
Corporate Bonds & Notes	0	2,783	0	2,783
Short-Term Instruments
Certificates of Deposit	0	4,493	0	4,493
Repurchase Agreements	0	953	0	953
Japan Treasury Bills	0	101,592	0	101,592
Mexico Treasury Bills	0	33,346	0	33,346
U.S. Treasury Bills	0	3,859	0	3,859
PIMCO Short-Term Floating NAV Portfolios	35,247	0	0	35,247
	$35,447	$1,416,760	$24,039	$1,476,246

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,180	0	2,180
Foreign Exchange Contracts	0	10,052	0	10,052
Interest Rate Contracts	414	3,825	0	4,239
	$414	$16,057	$0	$16,471

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,851)	0	(1,851)
Foreign Exchange Contracts	0	(11,155)	0	(11,155)
Interest Rate Contracts	(1,063)	(3,484)	(10)	(4,557)
	$(1,063)	$(16,490)	$(10)	$(17,563)

Totals	$34,798	$1,416,327	$24,029	$1,475,154

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$1,299	$0	$0	$8	$0	$20	$0	$(1,327)	$0	$0
India
Corporate Bonds & Notes	1,193	0	(1,152)	0	(48)	7	0	0	0	0
Jersey, Channel Islands
Asset-Backed Securities	0	1,274	0	15	0	33	537	0	1,859	33
Luxembourg
Asset-Backed Securities	1,115	0	0	8	0	(79)	0	(1,044)	0	0
Netherlands
Asset-Backed Securities	2,094	0	(887)	18	53	(61)	0	0	1,217	(57)
Spain
Sovereign Issues	13,429	0	(13,456)	0	0	27	0	0	0	0
United States
Mortgage-Backed Securities	17	2,744	(160)	16	20	(54)	0	0	2,583	(54)
Preferred Securities	988	0	0	0	0	(15)	0	0	973	(15)
U.S. Government Agencies	23,025	0	(5,611)	0	0	(7)	0	0	17,407	(6)

	$43,160	$4,018	$(21,266)	$65	$25	$(129)	$537	$(2,371)	$24,039	$(99)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(351)	$0	$0	$0	$197	$144	$0	$0	$(10)	$20

Totals	$42,809	$4,018	$(21,266)	$65	$222	$15	$537	$(2,371)	$24,029	$(79)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$725	$725
Unrealized appreciation on foreign currency contracts	0	0	0	10,052	0	10,052
Unrealized appreciation on OTC swap agreements	0	2,180	0	0	3,612	5,792

	$0	$2,180	$0	$10,052	$4,337	$16,569

Liabilities:
Written options outstanding	$0	$0	$0	$0	$3,494	$3,494
Variation margin payable on financial derivative instruments (2)	0	0	0	0	32	32
Unrealized depreciation on foreign currency contracts	0	0	0	11,155	0	11,155
Unrealized depreciation on OTC swap agreements	0	1,851	0	0	0	1,851

	$0	$1,851	$0	$11,155	$3,526	$16,532

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(8)	$(65)	$(73)
Net realized gain on futures contracts	0	0	0	0	36,547	36,547
Net realized gain on written options	0	0	0	2,010	2,374	4,384
Net realized (loss) on swaps	0	(1,107)	0	0	(4,784)	(5,891)
Net realized gain on foreign currency transactions	0	0	0	7,644	0	7,644

	$0	$(1,107)	$0	$9,646	$34,072	$42,611

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$3,548	$3,548
Net change in unrealized appreciation (depreciation) on written options	0	0	0	(528)	1,613	1,085
Net change in unrealized appreciation on swaps	0	534	0	0	4,110	4,644
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,538	0	1,538

	$0	$534	$0	$1,010	$9,271	$10,815

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(649) and open centrally cleared swaps cumulative appreciation/(depreciation) of $213 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	143

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

March 31, 2012

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(33)	$0	$(33)
BPS	(36)	0	(36)
BRC	2,723	(2,680)	43
BSN	(130)	0	(130)
CBK	(458)	674	216
DUB	(4,448)	3,349	(1,099)
FBF	4,260	(4,060)	200
GLM	253	(280)	(27)
GST	(1,038)	979	(59)
HUS	902	(970)	(68)
JPM	115	(500)	(385)
MSC	(12)	(495)	(507)
MYC	1,309	(1,625)	(316)
RBC	(1,651)	1,229	(422)
RYL	135	(260)	(125)
UAG	(1,929)	1,497	(432)
WST	62	(300)	(238)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.5%

CORPORATE BONDS & NOTES 1.9%
Commonwealth Bank of Australia
0.754% due 09/17/2014		$1,100	$1,107
1.000% due 07/12/2013		500	503
ING Bank Australia Ltd.
5.073% due 06/24/2014	AUD	2,000	2,089
Macquarie Bank Ltd.
4.100% due 12/17/2013		$600	634
Westpac Banking Corp.
2.700% due 12/09/2014		1,800	1,872

			6,205

MORTGAGE-BACKED SECURITIES 0.6%
Crusade Global Trust
1.176% due 11/19/2037	EUR	128	167
Puma Finance Ltd.
0.563% due 02/21/2038		$211	203
4.770% due 08/22/2037	AUD	75	75
4.885% due 07/12/2036		74	74
Superannuation Members Home Loans Global Fund
0.755% due 03/09/2036		$262	262
Swan Trust
5.660% due 04/25/2041	AUD	729	749
Torrens Trust
4.787% due 10/19/2038		337	338

			1,868

Total Australia (Cost $7,367)			8,073

CANADA 2.7%

CORPORATE BONDS & NOTES 1.6%
Bank of Nova Scotia
1.650% due 10/29/2015		$1,900	1,932
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		800	834
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015		1,900	1,988
Citigroup Finance Canada, Inc.
5.500% due 05/21/2013	CAD	200	207
Master Credit Card Trust
5.297% due 08/21/2012		200	204

			5,165

SOVEREIGN ISSUES 1.1%
Province of British Columbia Canada
4.300% due 06/18/2042		100	114
Province of Ontario Canada
4.000% due 10/07/2019		$400	446
4.000% due 06/02/2021	CAD	1,200	1,298
Province of Quebec Canada
2.750% due 08/25/2021		$700	704
4.250% due 12/01/2021	CAD	700	768
5.125% due 11/14/2016		$300	350

			3,680

Total Canada (Cost $8,607)			8,845

CAYMAN ISLANDS 1.3%

ASSET-BACKED SECURITIES 0.8%
Avenue CLO Fund Ltd.
0.853% due 02/15/2017		$825	815

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.752% due 08/07/2021		$600	$580
Landmark CDO Ltd.
0.788% due 06/01/2017		1,337	1,292

			2,687

CORPORATE BONDS & NOTES 0.5%
Transocean, Inc.
4.950% due 11/15/2015		1,400	1,498

Total Cayman Islands (Cost $4,055)			4,185

CHILE 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Santander Chile
2.162% due 01/19/2016		$900	860

Total Chile (Cost $900)			860

DENMARK 0.1%

CORPORATE BONDS & NOTES 0.1%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	106	21
Realkredit Danmark A/S
2.080% due 01/01/2038		2,016	357

Total Denmark (Cost $364)			378

FRANCE 5.8%

CORPORATE BONDS & NOTES 5.3%
BNP Paribas Home Loan SFH
3.000% due 07/23/2013	EUR	600	821
4.750% due 05/28/2013		700	974
Cie de Financement Foncier
1.625% due 07/23/2012		$1,000	1,001
2.125% due 04/22/2013		1,200	1,207
4.500% due 01/09/2013	EUR	700	959
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		$1,000	981
Dexia Credit Local S.A.
1.033% due 04/29/2014		2,100	1,959
2.750% due 01/10/2014		5,100	4,957
2.750% due 04/29/2014		600	586
Dexia Municipal Agency S.A.
1.550% due 10/31/2013	JPY	138,000	1,657
2.750% due 01/25/2016	EUR	1,200	1,595
Vivendi S.A.
5.750% due 04/04/2013		$446	463
6.625% due 04/04/2018		100	112

			17,272

SOVEREIGN ISSUES 0.5%
Societe Financement de l’Economie Francaise
2.250% due 06/11/2012		1,600	1,604

Total France (Cost $19,148)			18,876

GERMANY 10.6%

CORPORATE BONDS & NOTES 7.4%
FMS Wertmanagement AoR
1.166% due 02/18/2015	EUR	1,700	2,281
1.204% due 01/20/2014		1,200	1,604
2.250% due 07/14/2014		700	964

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 12/15/2014	EUR	4,100	$5,697
2.750% due 06/03/2016		800	1,124
3.375% due 06/17/2021		700	1,007
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	800	815
Kreditanstalt fuer Wiederaufbau
1.250% due 06/17/2013	EUR	2,100	2,831
2.000% due 11/30/2015		2,500	3,424
2.125% due 04/11/2014		100	138
2.750% due 09/07/2015	GBP	1,400	2,347
5.500% due 06/05/2014	AUD	1,100	1,168
Landwirtschaftliche Rentenbank
5.500% due 03/09/2020		1,000	1,047

			24,447

SOVEREIGN ISSUES 3.2%
Republic of Germany
3.250% due 07/04/2021	EUR	900	1,358
4.750% due 07/04/2028		300	521
5.500% due 01/04/2031		500	961
5.625% due 01/04/2028		700	1,319
6.500% due 07/04/2027		3,100	6,300

			10,459

Total Germany (Cost $34,415)			34,906

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.1%
Dryden Leveraged Loan CDO
1.413% due 08/08/2022	EUR	300	365

CORPORATE BONDS & NOTES 1.1%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		500	707
4.375% due 01/18/2022		2,000	3,054

			3,761

Total Ireland (Cost $4,119)			4,126

ITALY 0.3%

CORPORATE BONDS & NOTES 0.3%
Intesa Sanpaolo SpA
2.892% due 02/24/2014		$700	683
6.500% due 02/24/2021		400	387

Total Italy (Cost $1,097)			1,070

JAPAN 0.0%

MORTGAGE-BACKED SECURITIES 0.0%
JLOC Ltd.
0.456% due 02/16/2016	JPY	1,176	14

Total Japan (Cost $10)			14

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	201	268

CORPORATE BONDS & NOTES 0.0%
HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	100	110

Total Jersey, Channel Islands (Cost $405)			378

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	145

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Europaeische Hypothekenbank S.A.
4.005% due 06/13/2014		$800	$820
Tyco Electronics Group S.A.
5.950% due 01/15/2014		1,000	1,070

Total Luxembourg (Cost $1,777)			1,890

MEXICO 1.2%

SOVEREIGN ISSUES 1.2%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	23,800	1,934
6.500% due 06/10/2021		4,800	385
10.000% due 12/05/2024		14,600	1,494

Total Mexico (Cost $3,632)			3,813

NETHERLANDS 2.2%

ASSET-BACKED SECURITIES 0.1%
Eurocredit CDO BV
1.658% due 02/22/2020	EUR	238	304

CORPORATE BONDS & NOTES 2.1%
ABN AMRO Bank NV
3.250% due 01/18/2013		700	953
Achmea Hypotheekbank NV
0.887% due 11/03/2014		$1,500	1,486
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	1,200	1,684
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$700	796
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	500	699
Royal Bank of Scotland Group PLC
1.175% due 03/09/2015		$1,300	1,131

			6,749

Total Netherlands (Cost $6,886)			7,053

NEW ZEALAND 3.4%

CORPORATE BONDS & NOTES 0.1%
Westpac Securities NZ Ltd.
3.450% due 07/28/2014		$400	423

SOVEREIGN ISSUES 3.3%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	5,200	4,553
5.500% due 04/15/2023		1,500	1,360
6.000% due 05/15/2021		5,300	4,965

			10,878

Total New Zealand (Cost $10,662)			11,301

NORWAY 1.3%

CORPORATE BONDS & NOTES 1.3%
Eksportfinans ASA
0.783% due 04/05/2013		$350	337
2.375% due 05/25/2016		1,500	1,323
3.000% due 11/17/2014		900	853
5.500% due 05/25/2016		400	392
Sparebank Boligkreditt A/S
2.375% due 12/03/2012	EUR	1,000	1,349

Total Norway (Cost $4,182)			4,254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	255	$353

Total South Korea (Cost $394)			353

SPAIN 0.9%

SOVEREIGN ISSUES 0.9%
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013	EUR	300	409
Instituto de Credito Oficial
2.567% due 03/25/2014		1,900	2,489

Total Spain (Cost $3,104)			2,898

SUPRANATIONAL 2.3%

CORPORATE BONDS & NOTES 2.3%
European Union
2.500% due 12/04/2015	EUR	1,500	2,095
2.750% due 06/03/2016		1,800	2,529
3.500% due 06/04/2021		2,085	2,984

Total Supranational (Cost $7,449)			7,608

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Stadshypotek AB
3.750% due 12/12/2013	EUR	400	558

Total Sweden (Cost $508)			558

UNITED KINGDOM 13.2%

ASSET-BACKED SECURITIES 0.0%
Bumper S.A.
2.353% due 06/20/2022	EUR	7	9

CORPORATE BONDS & NOTES 3.1%
Abbey National Treasury Services PLC
3.125% due 06/30/2015		1,300	1,796
Bank of Scotland PLC
5.250% due 07/24/2012	AUD	500	519
Barclays Bank PLC
10.179% due 06/12/2021		$400	474
BP Capital Markets PLC
3.125% due 10/01/2015		600	635
British Sky Broadcasting Group PLC
9.500% due 11/15/2018		800	1,084
HBOS PLC
6.750% due 05/21/2018		446	419
LBG Capital PLC
8.500% due 12/29/2049		2,700	2,214
11.250% due 09/14/2023	GBP	200	310
Nationwide Building Society
5.500% due 07/18/2012		$300	304
Pearson Dollar Finance PLC
6.250% due 05/06/2018		1,275	1,484
Royal Bank of Scotland Group PLC
3.000% due 09/08/2016	EUR	600	831
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$100	107

			10,177

MORTGAGE-BACKED SECURITIES 2.4%
Eurosail PLC
1.062% due 12/10/2044	EUR	1,067	1,159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.159% due 03/13/2045	GBP	1,002	$1,539
Gosforth Funding PLC
2.540% due 04/24/2047		600	950
Holmes Master Issuer PLC
2.631% due 10/15/2054	EUR	1,200	1,608
Newgate Funding PLC
1.476% due 12/15/2050		1,200	1,334
2.126% due 12/15/2050		200	139
2.376% due 12/15/2050		300	166
Uropa Securities PLC
1.438% due 10/10/2040		844	1,014

			7,909

SOVEREIGN ISSUES 7.7%
United Kingdom Gilt
3.750% due 09/07/2019	GBP	400	733
3.750% due 09/07/2020		500	915
3.750% due 09/07/2021		800	1,459
4.000% due 03/07/2022		6,200	11,502
4.250% due 12/07/2027		700	1,319
4.250% due 06/07/2032		700	1,303
4.250% due 09/07/2039		900	1,672
4.250% due 12/07/2040		1,300	2,416
4.750% due 12/07/2030		1,500	2,971
4.750% due 12/07/2038		300	602
6.000% due 12/07/2028		200	454

			25,346

Total United Kingdom (Cost $41,362)			43,441

UNITED STATES 55.2%

ASSET-BACKED SECURITIES 0.6%
ACE Securities Corp.
0.292% due 12/25/2036		$6	6
AFC Home Equity Loan Trust
0.952% due 12/22/2027		3	3
Amortizing Residential Collateral Trust
0.942% due 10/25/2031		9	7
Amresco Residential Securities Mortgage Loan Trust
1.182% due 06/25/2029		9	7
Bear Stearns Asset-Backed Securities Trust
0.902% due 10/25/2032		3	3
Countrywide Asset-Backed Certificates
0.422% due 09/25/2036		141	118
Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032		7	5
First Alliance Mortgage Loan Trust
0.472% due 12/20/2027		31	22
Home Equity Mortgage Trust
5.500% due 01/25/2037		143	25
Mid-State Trust
8.330% due 04/01/2030		184	185
Renaissance Home Equity Loan Trust
0.742% due 12/25/2033		27	22
Residential Asset Mortgage Products, Inc.
0.802% due 06/25/2032		7	5
Residential Asset Securities Corp.
0.742% due 07/25/2032^		16	9
SLC Student Loan Trust
0.924% due 06/15/2017		295	295
SLM Student Loan Trust
2.060% due 04/25/2023		1,268	1,303
Structured Asset Securities Corp.
0.642% due 05/25/2034		34	29

			2,044

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
Springleaf Finance Corp.
5.500% due 05/10/2017		$700	$646

CORPORATE BONDS & NOTES 6.7%
Ally Financial, Inc.
6.875% due 08/28/2012		600	612
American International Group, Inc.
6.797% due 11/15/2017	EUR	142	207
8.000% due 05/22/2068		500	651
8.175% due 05/15/2068		$1,100	1,170
AutoZone, Inc.
5.875% due 10/15/2012		100	103
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	300	400
Bank of America Corp.
4.750% due 05/23/2017		400	457
5.750% due 12/01/2017		$320	344
Bear Stearns Cos. LLC
6.400% due 10/02/2017		600	699
Boston Scientific Corp.
6.400% due 06/15/2016		300	346
Burlington Northern Santa Fe LLC
5.750% due 03/15/2018		446	530
CIT Group, Inc.
5.250% due 04/01/2014		600	616
Citigroup, Inc.
5.500% due 10/15/2014		500	537
6.000% due 08/15/2017		419	466
6.125% due 05/15/2018		500	561
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		637	708
Computer Sciences Corp.
5.500% due 03/15/2013		637	662
ERAC USA Finance LLC
5.800% due 10/15/2012		700	717
Health Care REIT, Inc.
5.875% due 05/15/2015		400	435
International Lease Finance Corp.
5.650% due 06/01/2014		1,500	1,534
6.500% due 09/01/2014		800	849
6.750% due 09/01/2016		600	646
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018^		700	213
Lennar Corp.
5.600% due 05/31/2015		500	525
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		116	130
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014	EUR	800	1,014
1.314% due 08/25/2014		100	126
1.398% due 01/31/2014		900	1,149
1.558% due 09/27/2012		700	927
6.875% due 04/25/2018		$335	373
Morgan Stanley
2.161% due 01/24/2014		1,100	1,071
Sealed Air Corp.
5.625% due 07/15/2013		200	206
Wal-Mart Stores, Inc.
6.200% due 04/15/2038		100	128
WM Covered Bond Program
4.375% due 09/16/2014	EUR	2,000	2,811

			21,923

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 5.5%
American General Mortgage Loan Trust
5.150% due 03/25/2058	$596	$613
American Home Mortgage Assets LLC
0.432% due 05/25/2046	387	216
0.452% due 10/25/2046	284	145
American Home Mortgage Investment Trust
0.482% due 05/25/2047	262	21
Banc of America Funding Corp.
5.500% due 08/25/2035	503	508
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	2,742	2,566
Banc of America Mortgage Securities, Inc.
2.838% due 06/25/2035	641	551
BCAP LLC Trust
0.412% due 01/25/2037^	272	141
0.981% due 01/26/2047	91	64
5.250% due 08/26/2037	200	196
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	210	194
2.584% due 08/25/2033	7	7
2.656% due 10/25/2033	28	28
2.884% due 05/25/2034	21	18
3.046% due 05/25/2034	52	50
3.078% due 03/25/2035	33	32
3.964% due 05/25/2047	604	409
Bear Stearns Alt-A Trust
0.402% due 02/25/2034	113	92
2.755% due 11/25/2035^	244	153
2.762% due 02/25/2036^	781	353
2.783% due 11/25/2036	313	174
2.809% due 05/25/2035	30	26
5.655% due 08/25/2036^	328	195
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036	201	119
Citigroup Mortgage Loan Trust, Inc.
2.450% due 09/25/2035	110	97
5.509% due 09/25/2037^	573	360
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	389	406
Countrywide Alternative Loan Trust
0.437% due 12/20/2046	331	179
0.452% due 07/20/2046	542	223
0.522% due 02/25/2037	577	316
0.592% due 05/25/2037^	77	41
1.659% due 11/25/2035	96	59
2.199% due 11/25/2035	32	20
2.926% due 02/25/2037	158	103
5.250% due 06/25/2035	52	43
5.529% due 08/25/2036	67	66
5.559% due 11/25/2035^	517	311
6.000% due 04/25/2037^	83	51
6.250% due 08/25/2037^	68	42
6.500% due 06/25/2036	142	86
Countrywide Home Loan Mortgage Pass-Through Trust
0.582% due 06/25/2035	388	332
0.622% due 09/25/2034	79	51
2.737% due 04/20/2035	17	16
2.754% due 08/25/2034	198	157
2.798% due 08/25/2034	18	14
Credit Suisse First Boston Mortgage Securities Corp.
2.575% due 08/25/2033	49	49
6.500% due 04/25/2033	8	8
Credit Suisse Mortgage Capital Certificates
5.579% due 04/25/2037	260	141
DBUBS Mortgage Trust
0.246% due 11/10/2046	900	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.397% due 11/10/2046 (a)	$2,464	$140
Extended Stay America Trust
1.165% due 01/05/2016 (a)	40,500	338
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	20	18
Greenpoint Mortgage Funding Trust
0.512% due 11/25/2045	16	10
GSR Mortgage Loan Trust
1.870% due 03/25/2033	27	28
2.441% due 06/25/2034	59	52
2.856% due 01/25/2035	126	112
6.000% due 03/25/2032	1	1
Harborview Mortgage Loan Trust
0.432% due 01/19/2038	216	141
1.009% due 12/19/2036	189	104
2.984% due 05/19/2033	93	90
Impac CMB Trust
1.242% due 07/25/2033	14	13
Indymac Index Mortgage Loan Trust
4.848% due 09/25/2035	213	161
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	61	59
JPMorgan Mortgage Trust
2.083% due 11/25/2033	24	25
MASTR Alternative Loans Trust
0.642% due 03/25/2036	66	13
Merrill Lynch Mortgage Investors, Inc.
0.492% due 08/25/2036	84	72
2.321% due 02/25/2033	25	24
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	701	777
MLCC Mortgage Investors, Inc.
2.136% due 02/25/2036	405	358
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	467	269
RBSCF Trust
6.003% due 12/16/2049	200	228
Residential Accredit Loans, Inc.
0.392% due 02/25/2047	178	87
0.422% due 06/25/2046	558	224
Residential Asset Securitization Trust
5.750% due 02/25/2036^	47	32
Residential Funding Mortgage Securities
6.500% due 03/25/2032	5	5
Sequoia Mortgage Trust
0.592% due 07/20/2033	170	159
Structured Adjustable Rate Mortgage Loan Trust
2.628% due 04/25/2034	75	66
2.722% due 02/25/2034	27	27
Structured Asset Mortgage Investments, Inc.
0.452% due 05/25/2046	141	69
0.462% due 05/25/2036	340	173
0.462% due 09/25/2047	500	206
0.822% due 07/19/2034	33	30
TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	245	132
Thornburg Mortgage Securities Trust
6.155% due 09/25/2037	582	585
WaMu Mortgage Pass-Through Certificates
0.532% due 07/25/2045	1,484	1,190
0.552% due 01/25/2045	71	59
0.859% due 02/25/2047	557	326
1.378% due 05/25/2041	10	9
2.474% due 02/27/2034	64	63
2.577% due 06/25/2033	24	24
2.634% due 02/25/2037	331	237

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	147

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.098% due 07/25/2046	$119	$49
Wells Fargo Mortgage-Backed Securities Trust
2.645% due 06/25/2035	859	843
2.651% due 04/25/2036	424	404

		18,091

MUNICIPAL BONDS & NOTES 3.4%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	800	1,105
American Municipal Power, Inc. Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	500	661
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	400	533
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	300
California State General Obligation Bonds, (BABs), Series 2010
5.700% due 11/01/2021	700	792
7.600% due 11/01/2040	700	918
7.700% due 11/01/2030	300	353
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (c)	600	422
5.000% due 06/01/2033	800	607
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	765	677
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	600	780
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	125
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	200	222
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.487% due 12/01/2022	600	717
Northside Independent School District, Texas General Obligation Bonds, (BABs), (PSF/GTD Insured), Series 2010
5.741% due 08/15/2035	200	222
5.891% due 08/15/2040	500	556
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	100	8
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	76
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,685	1,242
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	100	114
University of California Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	500	619

		11,049

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.4%
DG Funding Trust
2.829% due 12/31/2049	172	$1,288
SLM Corp.
4.921% due 01/16/2018	1,800	40

		1,328

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 37.3%
Fannie Mae
0.342% due 01/25/2021	$39	39
0.442% due 10/27/2037	1,000	994
0.742% due 12/25/2040	841	840
0.842% due 11/25/2020	1,290	1,290
2.245% due 12/01/2034	72	76
2.497% due 11/01/2034	208	221
2.580% due 11/01/2015	2,420	2,483
3.500% due 01/01/2041 - 05/01/2042	50,960	52,210
4.000% due 04/01/2042 - 05/01/2042	26,000	27,246
4.500% due 04/01/2029 - 05/01/2042	24,363	25,903
6.000% due 04/25/2043 - 07/25/2044	162	181
6.500% due 11/25/2042	215	250
Freddie Mac
0.692% due 12/15/2031	1	1
0.842% due 12/15/2037	405	407
1.355% due 10/25/2044	250	250
4.500% due 07/15/2018	18	18
Ginnie Mae
0.842% due 02/16/2030	40	41
0.892% due 02/16/2030	37	37
1.625% due 11/20/2021 - 12/20/2026	56	58
2.000% due 07/20/2022	25	26
2.250% due 01/20/2030	15	16
2.375% due 05/20/2028 - 06/20/2030	58	60
6.000% due 08/20/2034	783	944
NCUA Guaranteed Notes
0.613% due 11/06/2017	4,789	4,789
0.803% due 12/08/2020	1,526	1,533
Small Business Administration
5.600% due 09/01/2028	630	718
Tennessee Valley Authority
5.880% due 04/01/2036	637	824
7.140% due 05/23/2012	637	643

		122,098

U.S. TREASURY OBLIGATIONS 1.1%
U.S. Treasury Bonds
3.875% due 08/15/2040 (h)(i)	1,700	1,874
5.500% due 08/15/2028 (f)(h)	1,100	1,471
U.S. Treasury Notes
0.875% due 01/31/2017	100	99

		3,444

Total United States (Cost $181,109)		180,623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 28.0%

CERTIFICATES OF DEPOSIT 0.3%
Banco do Brasil S.A.
0.000% due 05/15/2012		$1,100	$1,098

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.050% due 04/02/2012		500	500
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $511. Repurchase proceeds are $500.)
State Street Bank and Trust Co.
0.010% due 04/02/2012		473	473
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $487. Repurchase proceeds are $473.)

			973

JAPAN TREASURY BILLS 18.8%
0.102% due 04/16/2012 - 06/25/2012 (b)	JPY	5,100,000	61,608

MEXICO TREASURY BILLS 6.4%
4.570% due 04/12/2012 - 08/23/2012 (b)	MXN	272,000	21,045

U.S. TREASURY BILLS 0.4%
0.143% due 04/12/2012 - 03/07/2013 (b)(e)(f)(i)		$1,282	1,281

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 1.8%
PIMCO Short-Term Floating NAV Portfolio		595,583	5,968

Total Short-Term Instruments (Cost $93,050)			91,973

Total Investments 133.5% (Cost $434,602)			$437,476

Written Options (k) (0.3%) (Premiums $1,185)			(958)

Other Assets and Liabilities (Net) (33.2%)			(108,911)

Net Assets 100.0%			$327,607

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $110 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(f)	Securities with an aggregate market value of $1,390 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $3,944 at a weighted average interest rate of 0.153%. On March 31, 2012, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $1,705 and cash of $4 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Call Options Strike @ EUR 137.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	20	$(32)
Call Options Strike @ EUR 137.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	41	(51)
Call Options Strike @ EUR 138.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	15	(13)
Call Options Strike @ EUR 138.500 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	34	(18)
Call Options Strike @ EUR 139.000 on Euro-Bund 10-Year Bond May Futures	Short	05/2012	34	(7)
Canada Government 10-Year Bond June Futures	Short	06/2012	32	(50)
Euro-Bobl June Futures	Long	06/2012	136	27
Euro-Bund 10-Year Bond June Futures	Long	06/2012	269	91
Put Options Strike @ EUR 117.000 on Euro-Bobl June Futures	Long	06/2012	10	0
Put Options Strike @ EUR 122.000 on Euro-Bund 10-Year Bond June Futures	Long	06/2012	21	0
U.S. Treasury 5-Year Note June Futures	Long	06/2012	65	(54)
U.S. Treasury 10-Year Note June Futures	Long	06/2012	43	(76)
U.S. Treasury 30-Year Bond June Futures	Long	06/2012	7	(34)
United Kingdom 10-Year Gilt June Futures	Short	06/2012	28	(29)

				$(246)

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $357 and cash of $78 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)
CDX.IG-15 5-Year Index	(1.000%)	12/20/2015	$	1,100	$(10)	$(18)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$10,400	$112	$145

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	CBK	(0.680%	)	12/20/2012	0.110%	$	100	$0	$0	$0
British Sky Broadcasting Group PLC	BRC	(0.700%	)	12/20/2018	0.929%		800	11	0	11
Burlington Northern Santa Fe LLC	RYL	(0.510%	)	03/20/2018	0.195%		446	(8)	0	(8)
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.423%		637	15	0	15
Computer Sciences Corp.	MYC	(0.620%	)	03/20/2013	1.154%		637	3	0	3
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.288%		700	(13)	0	(13)
Health Care REIT, Inc.	BRC	(2.930%	)	06/20/2015	0.878%		400	(26)	0	(26)
Lennar Corp.	BPS	(5.000%	)	06/20/2015	1.894%		500	(49)	(15)	(34)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	149

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Marsh & McLennan Cos., Inc.	BOA	(0.990%	)	09/20/2015	0.365%	$	138	$(3)	$0	$(3)
Pearson Dollar Finance PLC	CBK	(0.690%	)	06/20/2018	0.533%		275	(2)	0	(2)
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.533%		1,000	(31)	0	(31)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	4.711%		1,000	46	(2)	48
Sealed Air Corp.	FBF	(0.500%	)	09/20/2013	1.088%		200	1	0	1
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.267%		100	(1)	0	(1)
Vivendi S.A.	BPS	(1.820%	)	06/20/2013	0.462%		146	(3)	0	(3)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.462%		100	(2)	0	(2)
Vivendi S.A.	BPS	(1.743%	)	06/20/2013	0.462%		200	(3)	0	(3)
Vivendi S.A.	JPM	(1.500%	)	06/20/2018	1.604%		100	1	0	1

								$(64)	$(17)	$(47)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	2.499%	$	300	$6	$6	$0
Ally Financial, Inc.	DUB	5.000%	09/20/2012	2.498%		200	3	4	(1)
Australia Government Bond	DUB	1.000%	09/20/2016	0.610%		1,100	19	17	2
Australia Government Bond	DUB	1.000%	12/20/2016	0.654%		200	4	1	3
Australia Government Bond	FBF	1.000%	12/20/2016	0.654%		600	9	(3)	12
Australia Government Bond	GST	1.000%	12/20/2016	0.654%		100	2	0	2
Australia Government Bond	JPM	1.000%	06/20/2016	0.560%		1,600	29	36	(7)
Australia Government Bond	MYC	1.000%	09/20/2016	0.610%		100	2	1	1
Australia Government Bond	MYC	1.000%	12/20/2016	0.654%		200	4	1	3
Australia Government Bond	RYL	1.000%	03/20/2016	0.531%		1,200	22	26	(4)
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		100	1	1	0
Australia Government Bond	RYL	1.000%	12/20/2016	0.654%		800	14	2	12
Australia Government Bond	UAG	1.000%	09/20/2016	0.610%		600	11	9	2
Australia Government Bond	UAG	1.000%	12/20/2016	0.654%		300	5	(1)	6
California State General Obligation Bonds, Series 2003	MYC	1.350%	06/20/2016	1.475%		200	(1)	0	(1)
California State General Obligation Bonds, Series 2003	MYC	2.150%	06/20/2021	2.034%		500	4	0	4
China Government International Bond	CBK	1.000%	03/20/2016	0.868%		700	4	7	(3)
China Government International Bond	DUB	1.000%	12/20/2015	0.819%		200	1	4	(3)
China Government International Bond	HUS	1.000%	12/20/2015	0.819%		1,300	9	25	(16)
Connecticut State General Obligation Notes, Series 2007	MYC	1.630%	03/20/2021	1.503%		500	5	0	5
Ensco PLC	FBF	1.000%	03/20/2014	0.653%		500	3	(4)	7
Japan Government International Bond	FBF	1.000%	03/20/2016	0.781%		900	8	(6)	14
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%		100	1	(1)	2
Republic of Germany	GST	0.250%	12/20/2016	0.651%		2,300	(43)	(110)	67
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.222%	EUR	1,000	1	(17)	18
U.S. Treasury Notes	SOG	0.250%	03/20/2016	0.207%		700	2	(12)	14
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.288%	$	2,700	63	21	42
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.288%		300	7	2	5
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		500	11	6	5
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		900	21	6	15
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.389%		1,500	35	33	2
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.288%		1,600	37	8	29

							$299	$62	$237

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
MCDX-15 5-Year Index	BOA	1.000%	12/20/2015	$	500	$(4)	$(14)	$10
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015		500	(4)	(14)	10
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		800	(7)	(31)	24
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		500	(4)	(13)	9

						$(19)	$(72)	$53

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/ (Received)	Unrealized (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.353% based on the notional amount of currency received	03/15/2013	JPM	$	4,580	JPY	380,140	$(21)	$3	$(24)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	2.080%	06/15/2012	GLM	EUR	1,600	$40	$0	$40
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	4,100	27	13	14
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		11,000	79	48	31
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	1,100	19	(5)	24
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB		5,400	93	(25)	118
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	FBF	JPY	480,000	299	131	168
Pay	6-Month JPY-LIBOR	1.500%	12/21/2021	RYL		140,000	87	38	49
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	HUS	MXN	8,400	28	3	25
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC		13,000	44	(14)	58
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		12,500	11	0	11
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	BRC		4,400	17	2	15
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	HUS		3,800	14	2	12
Pay	28-Day MXN-TIIE	6.750%	06/08/2016	MYC		48,500	184	37	147
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		6,300	1	(7)	8
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	GLM		3,700	0	(4)	4
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	BRC		3,200	9	(7)	16
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	HUS		4,300	13	(19)	32
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		9,800	8	4	4
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		13,000	73	5	68
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		4,800	27	3	24

							$1,073	$205	$868

(k)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note May Futures	$129.500	04/20/2012	60	$33	$(42)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	1,400	$0	$(4)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		1,400	0	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		800	0	(2)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		800	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	151

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012	$	4,000	$0	$(21)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		4,000	0	(7)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,600	36	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,600	14	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,600	28	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,300	24	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,100	23	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,500	24	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,200	22	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,600	29	0
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		1,400	10	(9)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		1,400	33	(33)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		9,700	50	(64)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		9,700	267	(226)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		16,600	196	(228)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		16,600	315	(262)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		1,900	27	(26)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		1,900	31	(30)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,800	11	0

								$1,140	$(913)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or $0	09/29/2020	$500	$6	$(1)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or $0	10/13/2020	600	6	(2)

						$12	$(3)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	227	$57,600	EUR	9,400	$741
Sales	269	108,421		18,486	1,597
Closing Buys	(341)	(64,700)		0	(728)
Expirations	0	(7,321)		(25,076)	(351)
Exercised	(95)	0		(2,810)	(74)

Balance at 03/31/2012	60	$94,000	EUR	0	$1,185

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,622	04/2012	BSN	$0	$(27)	$(27)
Buy		1,167	04/2012	CBK	0	(9)	(9)
Sell		762	04/2012	CBK	1	0	1
Sell		21,769	04/2012	FBF	745	0	745
Buy		1,358	04/2012	HUS	0	(17)	(17)
Sell		21	04/2012	JPM	0	0	0
Sell	BRL	225	04/2012	BRC	0	(3)	(3)
Buy		102	04/2012	JPM	0	(3)	(3)
Buy		123	04/2012	MSC	0	(4)	(4)
Sell		123	06/2012	MSC	4	0	4
Buy	CAD	2,374	06/2012	BRC	0	(11)	(11)
Buy		110	06/2012	CBK	0	0	0
Sell		2,914	06/2012	CBK	11	0	11
Sell		1,240	06/2012	FBF	7	0	7
Sell		1,234	06/2012	JPM	13	0	13
Sell		1,241	06/2012	UAG	7	0	7
Buy	CNY	2,934	06/2012	BRC	0	0	0
Sell		3,168	06/2012	BRC	0	(6)	(6)

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	6,457	06/2012	CBK	$8	$0	$8
Sell		1,278	06/2012	CBK	0	(2)	(2)
Sell		3,617	06/2012	DUB	0	(7)	(7)
Sell		5,714	06/2012	FBF	0	(10)	(10)
Sell		7,771	06/2012	GST	0	(12)	(12)
Sell		1,953	06/2012	HUS	0	(3)	(3)
Buy		14,154	06/2012	JPM	14	(2)	12
Sell		8,286	06/2012	JPM	0	(12)	(12)
Sell		7,835	06/2012	MSC	0	(12)	(12)
Buy		3,880	06/2012	UAG	6	0	6
Sell		16,559	06/2012	UAG	0	(27)	(27)
Sell		4,487	10/2012	JPM	0	(9)	(9)
Sell		16,053	02/2013	DUB	0	(32)	(32)
Buy		1,947	02/2013	JPM	0	(3)	(3)
Buy		5,000	08/2013	DUB	0	(10)	(10)
Buy		17,318	08/2013	UAG	0	(12)	(12)
Buy		1,217	04/2014	BRC	0	(9)	(9)
Buy		2,759	04/2014	CBK	0	(20)	(20)
Buy		1,060	04/2014	GST	0	(8)	(8)
Buy		815	04/2014	HUS	0	(6)	(6)
Buy		1,724	04/2014	JPM	0	(12)	(12)
Buy		1,764	04/2014	RYL	0	(12)	(12)
Buy		1,625	04/2014	UAG	0	(12)	(12)
Buy		246	09/2015	BOA	0	(2)	(2)
Buy		2,246	09/2015	BRC	0	(20)	(20)
Buy		9,516	09/2015	CBK	0	(91)	(91)
Buy		2,810	09/2015	JPM	0	(27)	(27)
Buy		246	09/2015	MSC	0	(2)	(2)
Buy	EUR	220	04/2012	BRC	4	0	4
Sell		9,639	04/2012	BRC	0	(161)	(161)
Sell		736	04/2012	BSN	0	(17)	(17)
Buy		1,116	04/2012	CBK	0	0	0
Sell		15,581	04/2012	CBK	1	(145)	(144)
Sell		8,308	04/2012	DUB	0	(80)	(80)
Buy		336	04/2012	HUS	3	0	3
Sell		744	04/2012	HUS	0	(3)	(3)
Sell		599	04/2012	JPM	0	(1)	(1)
Buy		6,273	04/2012	MSC	63	0	63
Buy		171	04/2012	RBC	4	0	4
Sell		4,519	04/2012	RYL	0	(102)	(102)
Buy		330	04/2012	UAG	5	0	5
Sell		7,146	04/2012	UAG	0	(149)	(149)
Sell		13,826	05/2012	BRC	290	0	290
Buy		336	05/2012	CBK	3	0	3
Sell		1,325	05/2012	JPM	29	0	29
Sell		15,921	05/2012	UAG	335	0	335
Buy	GBP	3,281	06/2012	BRC	52	0	52
Buy		8,351	06/2012	CBK	267	0	267
Sell		9,246	06/2012	CBK	0	(197)	(197)
Buy		1,198	06/2012	JPM	14	0	14
Sell		16,666	06/2012	JPM	0	(361)	(361)
Buy		99	06/2012	MSC	1	0	1
Sell		2,483	06/2012	UAG	0	(57)	(57)
Buy	HKD	18,184	05/2012	HUS	0	(4)	(4)
Buy	IDR	2,715,870	07/2012	HUS	0	(6)	(6)
Sell		2,673,400	07/2012	UAG	0	(6)	(6)
Sell	INR	12,301	07/2012	DUB	17	0	17
Buy		12,103	07/2012	JPM	0	(27)	(27)
Sell	JPY	123,054	04/2012	CBK	1	0	1
Buy		41,134	04/2012	DUB	0	0	0
Buy		81,920	04/2012	HUS	1	0	1
Sell		940,000	04/2012	JPM	882	0	882
Sell		1,026,396	05/2012	BRC	708	0	708
Sell		474,540	05/2012	DUB	498	0	498
Sell		114,211	05/2012	JPM	120	0	120
Sell		4,853	05/2012	UAG	2	0	2
Buy		564,668	06/2012	BRC	8	(22)	(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	153

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	123,054	06/2012	CBK	$0	$(1)	$(1)
Sell		2,256,794	06/2012	CBK	0	(274)	(274)
Buy		692,440	06/2012	DUB	0	(34)	(34)
Sell		283,206	06/2012	DUB	0	(34)	(34)
Buy		104,695	06/2012	JPM	0	0	0
Sell		2,494	06/2012	JPM	0	0	0
Buy		82,850	06/2012	MSC	10	0	10
Buy		242,752	06/2012	UAG	2	(10)	(8)
Buy	KRW	9,847	07/2012	UAG	0	0	0
Sell	MXN	80,000	04/2012	UAG	0	(421)	(421)
Buy		1,179	06/2012	HUS	0	0	0
Buy		63	06/2012	JPM	0	0	0
Sell		36,652	06/2012	MSC	12	0	12
Buy		443	06/2012	UAG	0	0	0
Sell		10,000	06/2012	UAG	0	(9)	(9)
Sell		60,000	07/2012	HUS	0	(312)	(312)
Sell		112,000	07/2012	MSC	0	(188)	(188)
Sell		10,000	08/2012	UAG	0	0	0
Sell	MYR	989	04/2012	CBK	0	(1)	(1)
Buy		1,004	04/2012	JPM	0	(3)	(3)
Buy	NOK	785	04/2012	BRC	0	(2)	(2)
Buy		790	04/2012	CBK	0	(2)	(2)
Buy		790	04/2012	UAG	0	(2)	(2)
Sell	NZD	13,536	04/2012	FBF	233	0	233
Buy		130	04/2012	RBC	0	0	0
Sell		33	04/2012	UAG	0	0	0
Sell	PHP	34	06/2012	CBK	0	0	0
Sell	SGD	6	05/2012	DUB	0	0	0
Sell	TWD	194	04/2012	BRC	0	0	0

					$4,381	$(3,085)	$1,296

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Australia
Corporate Bonds & Notes	$0	$6,205	$0	$6,205
Mortgage-Backed Securities	0	1,868	0	1,868
Canada
Corporate Bonds & Notes	0	5,165	0	5,165
Sovereign Issues	0	3,680	0	3,680
Cayman Islands
Asset-Backed Securities	0	1,872	815	2,687
Corporate Bonds & Notes	0	1,498	0	1,498
Chile
Corporate Bonds & Notes	0	860	0	860
Denmark
Corporate Bonds & Notes	0	378	0	378
France
Corporate Bonds & Notes	0	17,272	0	17,272
Sovereign Issues	0	1,604	0	1,604
Germany
Corporate Bonds & Notes	0	24,447	0	24,447
Sovereign Issues	0	10,459	0	10,459
Ireland
Asset-Backed Securities	0	365	0	365
Corporate Bonds & Notes	0	3,761	0	3,761
Italy
Corporate Bonds & Notes	0	1,070	0	1,070
Japan
Mortgage-Backed Securities	0	0	14	14
Jersey, Channel Islands
Asset-Backed Securities	0	0	268	268

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Corporate Bonds & Notes	$0	$110	$0	$110
Luxembourg
Corporate Bonds & Notes	0	1,890	0	1,890
Mexico
Sovereign Issues	0	3,813	0	3,813
Netherlands
Asset-Backed Securities	0	0	304	304
Corporate Bonds & Notes	0	6,749	0	6,749
New Zealand
Corporate Bonds & Notes	0	423	0	423
Sovereign Issues	0	10,878	0	10,878
Norway
Corporate Bonds & Notes	0	4,254	0	4,254
South Korea
Corporate Bonds & Notes	0	353	0	353
Spain
Sovereign Issues	0	2,898	0	2,898
Supranational
Corporate Bonds & Notes	0	7,608	0	7,608
Sweden
Corporate Bonds & Notes	0	558	0	558
United Kingdom
Asset-Backed Securities	0	9	0	9
Corporate Bonds & Notes	0	10,177	0	10,177
Mortgage-Backed Securities	0	7,909	0	7,909
Sovereign Issues	0	25,346	0	25,346
United States
Asset-Backed Securities	0	2,044	0	2,044
Bank Loan Obligations	0	646	0	646

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Corporate Bonds & Notes	$0	$21,923	$0	$21,923
Mortgage-Backed Securities	0	17,831	260	18,091
Municipal Bonds & Notes	0	11,049	0	11,049
Preferred Securities	40	0	1,288	1,328
U.S. Government Agencies	0	115,776	6,322	122,098
U.S. Treasury Obligations	0	3,444	0	3,444
Short-Term Instruments
Certificates of Deposit	0	1,098	0	1,098
Repurchase Agreements	0	973	0	973
Japan Treasury Bills	0	61,608	0	61,608
Mexico Treasury Bills	0	21,045	0	21,045
U.S. Treasury Bills	0	1,281	0	1,281
PIMCO Short-Term Floating NAV Portfolios	5,968	0	0	5,968
	$6,008	$422,197	$9,271	$437,476

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$404	$0	$404
Foreign Exchange Contracts	0	4,381	0	4,381
Interest Rate Contracts	118	1,013	0	1,131
	$118	$5,798	$0	$5,916

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(179)	0	(179)
Foreign Exchange Contracts	0	(3,109)	0	(3,109)
Interest Rate Contracts	(364)	(955)	(3)	(1,322)
	$(364)	$(4,243)	$(3)	$(4,610)

Totals	$5,762	$423,752	$9,268	$438,782

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Cayman Islands
Asset-Backed Securities	$1,796	$815	$(535)	$13	$23	$(5)	$0	$(1,292)	$815	$0
India
Corporate Bonds & Notes	199	0	(188)	0	(12)	1	0	0	0	0
Japan
Mortgage-Backed Securities	0	0	0	0	0	0	14	0	14	0
Jersey, Channel Islands
Asset-Backed Securities	0	0	0	0	0	0	268	0	268	0
Netherlands
Asset-Backed Securities	524	0	(222)	2	14	(14)	0	0	304	(12)
Spain
Sovereign Issues	2,686	0	(2,691)	0	0	5	0	0	0	0
United Kingdom
Corporate Bonds & Notes	2,529	0	0	0	0	(315)	0	(2,214)	0	0
United States
Mortgage-Backed Securities	0	271	(9)	1	2	(5)	0	0	260	(5)
Preferred Securities	1,306	0	0	0	0	(18)	0	0	1,288	(18)
U.S. Government Agencies	7,996	0	(1,670)	0	0	(4)	0	0	6,322	(3)

	$17,036	$1,086	$(5,315)	$16	$27	$(355)	$282	$(3,506)	$9,271	$(38)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(97)	$0	$0	$0	$55	$39	$0	$0	$(3)	$5

Totals	$16,939	$1,086	$(5,315)	$16	$82	$(316)	$282	$(3,506)	$9,268	$(33)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	155

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$279	$279
Unrealized appreciation on foreign currency contracts	0	0	0	4,381	0	4,381
Unrealized appreciation on OTC swap agreements	0	404	0	0	868	1,272

	$0	$404	$0	$4,381	$1,147	$5,932

Liabilities:
Written options outstanding	$0	$0	$0	$0	$958	$958
Variation margin payable on financial derivative instruments (2)	0	1	0	0	34	35
Unrealized depreciation on foreign currency contracts	0	0	0	3,085	0	3,085
Unrealized depreciation on OTC swap agreements	0	161	0	24	0	185

	$0	$162	$0	$3,109	$992	$4,263

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(9)	$(9)
Net realized gain on futures contracts	0	0	0	0	8,415	8,415
Net realized gain on written options	0	0	0	351	567	918
Net realized gain (loss) on swaps	0	(323)	0	17	(1,673)	(1,979)
Net realized gain on foreign currency transactions	0	0	0	5,701	0	5,701

	$0	$(323)	$0	$6,069	$7,300	$13,046

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$364	$364
Net change in unrealized appreciation (depreciation) on written options	0	0	0	(97)	455	358
Net change in unrealized appreciation (depreciation) on swaps	0	69	0	(45)	1,076	1,100
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,571	0	1,571

	$0	$69	$0	$1,429	$1,895	$3,393

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(246) and open centrally cleared swaps cumulative appreciation/(depreciation) of $127 as reported in the Notes to Schedule of Investments.

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2012

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$18	$0	$18
BPS	(57)	0	(57)
BRC	840	(890)	(50)
BSN	(44)	0	(44)
CBK	(416)	390	(26)
DUB	(296)	0	(296)
FBF	1,294	(1,100)	194
GLM	35	0	35
GST	(65)	60	(5)
HUS	(120)	260	140
JPM	644	(740)	(96)
MSC	(116)	171	55
MYC	197	(390)	(193)
RBC	4	0	4
RYL	18	(70)	(52)
SOG	17	0	17
UAG	(305)	350	45

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	157

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of nine funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be

158	PIMCO INTERNATIONAL BOND FUNDS

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different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates certain Funds may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	MARCH 31, 2012	159

Notes to Financial Statements (Cont.)

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair

160	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2012

values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses these fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A

ANNUAL REPORT	MARCH 31, 2012	161

Notes to Financial Statements (Cont.)

loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2012, the Funds had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that

162	PIMCO INTERNATIONAL BOND FUNDS

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may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2012 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely

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payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s

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exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

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Notes to Financial Statements (Cont.)

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security, from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds,

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which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2012 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest

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rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

ANNUAL REPORT	MARCH 31, 2012	169

Notes to Financial Statements (Cont.)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D(1)	A, B, C and R Classes
PIMCO Emerging Local Bond Fund	0.45%	0.45%	0.55%	0.45%	0.90%	0.65%
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.38%	0.80%	0.55%
PIMCO Emerging Markets Corporate Bond Fund	0.85%	0.40%	0.50%	N/A	0.80%	0.55%
PIMCO Emerging Markets Currency Fund	0.45%	0.40%	0.50%	0.40%	0.80%	0.55%
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.25%	0.65%	0.40%	(2)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.25%	0.35%	0.25%	0.65%	0.40%	(2)
PIMCO Global Advantage® Strategy Bond Fund	0.40%	0.30%	0.40%	N/A	0.70%	0.45%
PIMCO Global Bond Fund (Unhedged)	0.25%	0.30%	0.40%	0.30%	0.70%	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	0.30%	N/A	0.40%	(2)

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2012.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2012, the Distributor received $18,790,288 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Emerging Markets Corporate Bond Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

170	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2012

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Emerging Markets Corporate Bond Fund	$36

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Emerging Local Bond Fund	$215,284	$68,573
PIMCO Emerging Markets Bond Fund	714,057	6,245
PIMCO Emerging Markets Corporate Bond Fund	40,404	28,787
PIMCO Emerging Markets Currency Fund	603,261	72,680
PIMCO Foreign Bond Fund (Unhedged)	186,787	4,342
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	121,534	3,058
PIMCO Global Advantage® Strategy Bond Fund	78,540	0
PIMCO Global Bond Fund (Unhedged)	21,376	874
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	6,369	6,726

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended March 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain (Loss)	Change in Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO Emerging Local Bond Fund	$182,871	$4,705,087	$(3,810,900)	$326	$213	$1,077,597	$2,786
PIMCO Emerging Markets Bond Fund	118,344	2,366,991	(1,721,900)	457	186	764,078	2,091
PIMCO Emerging Markets Corporate Bond Fund	3,343	172,282	(148,200)	19	1	27,445	82
PIMCO Emerging Markets Currency Fund	979,061	4,370,382	(3,147,000)	(114)	872	2,203,201	5,882
PIMCO Foreign Bond Fund (Unhedged)	31,796	2,465,805	(2,343,300)	(6)	0	154,295	305
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	36,289	2,375,180	(2,243,200)	58	2	168,329	380
PIMCO Global Advantage® Strategy Bond Fund	256,529	2,058,010	(1,524,400)	173	153	790,465	1,411
PIMCO Global Bond Fund (Unhedged)	7,365	749,074	(721,200)	9	(1)	35,247	73
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	2,866	222,439	(219,360)	23	0	5,968	40

ANNUAL REPORT	MARCH 31, 2012	171

Notes to Financial Statements (Cont.)

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Local Bond Fund	$724,010	$693,816	$5,448,746	$1,691,044
PIMCO Emerging Markets Bond Fund	64,151	48,614	2,414,056	454,364
PIMCO Emerging Markets Corporate Bond Fund	22,537	21,019	282,100	260,772
PIMCO Emerging Markets Currency Fund	470,075	455,467	2,758,970	2,102,107
PIMCO Foreign Bond Fund (Unhedged)	9,776,694	8,848,374	12,275,427	11,144,662
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	8,867,300	7,909,832	6,599,485	5,801,747
PIMCO Global Advantage® Strategy Bond Fund	4,868,819	4,247,980	9,660,846	8,987,904
PIMCO Global Bond Fund (Unhedged)	2,886,151	2,587,376	623,009	444,449
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	868,537	767,040	184,955	115,863

172	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2012

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Emerging Local Bond Fund (1)				PIMCO Emerging Markets Bond Fund (2)				PIMCO Emerging Markets Corporate Bond Fund (3)(7)
	Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	615,561	$6,585,981	322,050	$3,394,617	277,635	$3,150,938	127,000	$1,411,904	3,971	$44,734	15,695	$179,926
Class P	105,685	1,128,825	104,858	1,099,796	16,883	191,410	22,664	250,311	574	6,538	1,233	14,139
Administrative Class	4,910	53,379	13,504	142,959	4,418	49,948	2,953	32,871	0	0	0	0
Class D	40,951	441,128	52,259	555,608	17,002	192,006	29,515	328,608	1	15	0	0
Class A	41,976	453,504	44,361	473,178	22,391	253,781	26,893	298,684	10	109	0	0
Class B	0	0	0	0	26	301	179	1,984	0	0	0	0
Class C	10,067	109,087	9,980	107,156	4,065	45,977	7,419	82,573	3	30	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	26,554	283,363	21,124	223,943	10,618	120,406	6,767	74,715	1,427	15,984	1,628	18,511
Class P	3,161	33,814	1,951	20,781	868	9,824	418	4,643	1	8	0	2
Administrative Class	474	5,144	1,769	18,715	124	1,404	87	962	0	0	0	0
Class D	3,316	35,581	4,617	48,944	1,436	16,245	1,231	13,611	0	0	0	0
Class A	2,142	22,955	2,036	21,619	1,728	19,550	1,568	17,325	0	1	0	0
Class B	0	0	0	0	44	497	90	996	0	0	0	0
Class C	434	4,643	350	3,718	463	5,232	425	4,684	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(154,130)	(1,624,552)	(140,496)	(1,496,428)	(82,743)	(930,908)	(111,707)	(1,237,636)	(2,677)	(29,875)	(2,030)	(23,043)
Class P	(79,468)	(831,996)	(21,809)	(233,283)	(10,545)	(117,736)	(9,667)	(107,836)	(840)	(9,481)	(38)	(435)
Administrative Class	(19,848)	(205,870)	(21,191)	(224,450)	(4,731)	(53,799)	(2,303)	(25,847)	0	0	0	0
Class D	(49,139)	(522,384)	(23,984)	(252,735)	(15,277)	(172,199)	(20,769)	(231,254)	0	0	0	0
Class A	(46,051)	(480,939)	(14,065)	(148,802)	(19,162)	(216,033)	(17,580)	(194,511)	0	0	0	0
Class B	0	0	0	0	(1,427)	(16,078)	(1,902)	(20,899)	0	0	0	0
Class C	(4,153)	(43,672)	(1,548)	(16,383)	(3,261)	(36,816)	(4,109)	(45,250)	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	502,442	$5,447,991	355,766	$3,738,953	220,555	$2,513,950	59,172	$660,638	2,470	$28,063	16,488	$189,100

ANNUAL REPORT	MARCH 31, 2012	173

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Currency Fund (4)(8)				PIMCO Foreign Bond Fund (Unhedged) (5)				PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	329,820	$3,515,011	249,793	$2,566,784	188,204	$2,079,156	121,177	$1,311,165	159,136	$1,689,527	101,831	$1,074,581
Class P	8,144	86,729	7,352	77,065	12,813	141,976	7,142	76,147	11,368	120,777	11,961	125,619
Administrative Class	680	7,215	2,788	29,301	205	2,273	321	3,444	981	10,434	751	8,017
Class D	8,872	95,038	20,223	211,749	39,597	439,971	24,135	260,749	11,816	125,425	24,983	265,740
Class A	7,424	79,651	10,504	109,389	22,001	244,458	17,229	184,549	19,272	204,594	17,470	185,089
Class B	0	0	0	0	0	0	0	0	10	102	40	433
Class C	995	10,779	1,362	14,261	2,981	33,076	2,622	28,152	593	6,275	1,360	14,435
Class R	0	0	0	0	0	0	0	0	695	7,358	787	8,350
Issued as reinvestment of distributions
Institutional Class	6,615	69,844	4,902	51,011	9,357	102,320	10,494	110,885	9,513	100,605	7,373	77,311
Class P	48	506	28	295	415	4,530	162	1,715	642	6,792	177	1,849
Administrative Class	43	453	20	206	72	794	99	1,047	81	863	83	870
Class D	353	3,763	418	4,359	2,459	26,868	2,066	21,827	1,302	13,762	1,197	12,537
Class A	194	2,072	274	2,845	1,427	15,596	1,503	15,874	1,541	16,293	1,063	11,128
Class B	0	0	0	0	0	0	0	0	6	59	16	163
Class C	21	220	47	488	247	2,688	292	3,082	147	1,553	138	1,447
Class R	0	0	0	0	0	0	0	0	62	653	50	527
Cost of shares redeemed
Institutional Class	(115,074)	(1,189,688)	(116,570)	(1,200,989)	(90,016)	(995,764)	(88,046)	(922,439)	(79,693)	(844,216)	(74,015)	(782,433)
Class P	(8,188)	(86,376)	(4,931)	(50,139)	(6,788)	(74,402)	(5,546)	(60,314)	(6,110)	(64,750)	(4,416)	(47,024)
Administrative Class	(554)	(5,792)	(158)	(1,662)	(308)	(3,401)	(1,339)	(13,660)	(449)	(4,744)	(1,247)	(13,270)
Class D	(27,765)	(287,793)	(13,623)	(140,306)	(27,387)	(301,741)	(14,236)	(149,456)	(12,091)	(127,921)	(18,918)	(200,596)
Class A	(13,632)	(141,838)	(11,284)	(116,428)	(18,321)	(203,527)	(13,170)	(139,325)	(14,038)	(148,948)	(10,398)	(110,181)
Class B	0	0	0	0	0	0	0	0	(279)	(2,940)	(614)	(6,502)
Class C	(2,157)	(22,629)	(2,989)	(30,850)	(2,486)	(27,362)	(2,957)	(30,929)	(1,095)	(11,576)	(1,792)	(18,902)
Class R	0	0	0	0	0	0	0	0	(826)	(8,757)	(373)	(3,956)
Net increase resulting from Fund share transactions	195,839	$2,137,165	148,156	$1,527,379	134,472	$1,487,509	61,948	$702,513	102,584	$1,091,220	57,507	$605,232

(1)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 30% of the Fund.
(2)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 37% of the Fund.
(3)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 76% of the Fund.
(4)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 65% of the Fund.
(5)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 14% of the Fund.
(6)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 31% of the Fund.
(7)

The PIMCO Global Multi-Asset Fund, a related party to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

(8)

The PIMCO All Asset and PIMCO All Asset All Authority Funds, related parties to the Fund, owned 25% or more of the outstanding shares of beneficial interest of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

174	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2012

PIMCO Global Advantage® Strategy Bond Fund (6)				PIMCO Global Bond Fund (Unhedged)				PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

163,249	$1,878,060	104,735	$1,192,056	25,909	$262,827	25,211	$248,571	16,417	$166,383	6,356	$62,876
4,412	50,652	2,852	31,758	40	406	105	1,014	1,124	11,502	471	4,659
0	0	0	0	6,723	68,773	6,038	60,838	136	1,393	157	1,574
6,595	76,120	4,247	48,020	8,044	82,144	1,270	12,586	0	0	0	0
10,559	121,673	3,937	44,591	0	0	0	0	4,034	40,892	2,792	27,664
0	0	0	0	0	0	0	0	10	99	19	189
2,080	23,942	790	8,925	0	0	0	0	706	7,150	621	6,171
339	3,912	239	2,693	0	0	0	0	0	0	0	0

10,506	119,881	12,419	137,685	4,153	42,028	5,128	50,189	544	5,513	728	7,163
76	872	33	369	5	47	0	4	18	187	13	128
0	0	0	0	1,195	12,094	1,599	15,647	2	20	3	29
281	3,204	473	5,246	276	2,787	96	934	0	0	0	0
331	3,775	469	5,193	0	0	0	0	115	1,166	124	1,222
0	0	0	0	0	0	0	0	1	18	6	61
64	720	96	1,066	0	0	0	0	37	378	52	505
14	157	12	128	0	0	0	0	0	0	0	0

(49,025)	(568,692)	(36,086)	(404,959)	(16,847)	(171,631)	(32,413)	(317,410)	(7,193)	(73,373)	(12,896)	(126,663)
(1,733)	(19,984)	(1,705)	(18,971)	(28)	(284)	(21)	(200)	(703)	(7,171)	(293)	(2,889)
0	0	0	0	(5,801)	(58,941)	(5,706)	(56,490)	(68)	(670)	(82)	(809)
(5,859)	(67,055)	(3,431)	(38,630)	(4,468)	(45,521)	(749)	(7,367)	0	0	0	0
(4,734)	(54,483)	(3,662)	(40,821)	0	0	0	0	(2,854)	(28,866)	(2,190)	(21,619)
0	0	0	0	0	0	0	0	(78)	(779)	(257)	(2,561)
(629)	(7,223)	(710)	(7,986)	0	0	0	0	(464)	(4,673)	(553)	(5,468)
(43)	(490)	(37)	(419)	0	0	0	0	0	0	0	0

136,483	$1,565,041	84,671	$965,944	19,201	$194,729	558	$8,316	11,784	$119,169	(4,929)	$(47,768)

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ANNUAL REPORT	MARCH 31, 2012	175

Notes to Financial Statements (Cont.)

As of March 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral (5)
PIMCO Emerging Local Bond Fund	$59,620	$0	$315,908	$(171,076)	$(25,996)	$(13,781)	$0
PIMCO Emerging Markets Bond Fund	35,768	0	419,029	(17,819)	(40,396)	(524)	0
PIMCO Emerging Markets Corporate Bond Fund	1,073	0	5,966	(183)	(3,022)	0	0
PIMCO Emerging Markets Currency Fund	108,512	0	(4,267)	(16,529)	(768,342)	(72,841)	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	31,681	(74,508)	0	0	(25,881)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	63,758	0	86,538	(96,448)	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	106,429	(37,991)	0	0	0
PIMCO Global Bond Fund (Unhedged)	0	0	4,427	(15,131)	0	0	(659)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	9,138	0	3,498	(4,659)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through March 31, 2012 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2011 through March 31, 2012 and Ordinary losses realized during the period January 1, 2012 through March 31, 2012, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2012, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	2013	2014	2015	2016	2017	2018	2019
PIMCO Emerging Local Bond Fund	$0	$0	$0	$0	$6,098	$19,898	$0
PIMCO Emerging Markets Bond Fund	0	0	0	0	0	40,396	0
PIMCO Emerging Markets Currency Fund*	0	0	0	0	249,576	368,611	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Note that post-enactment losses must be used before pre-enactment losses are used. As of March 31, 2012, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO Emerging Markets Corporate Bond Fund	$2,087	$935
PIMCO Emerging Markets Currency Fund*	108,506	41,649

(6)	Portion of amount represents realized loss and recognized built-in loss under IRC 382.-383, which is carried forward to future years to offset future realized gains subject to certain limitations.

176	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2012

As of March 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Emerging Local Bond Fund	$11,698,378	$376,825	$(179,966)	$196,859
PIMCO Emerging Markets Bond Fund	6,050,781	396,135	(17,352)	378,783
PIMCO Emerging Markets Corporate Bond Fund	378,314	10,124	(5,075)	5,049
PIMCO Emerging Markets Currency Fund	6,180,750	45,416	(49,736)	(4,320)
PIMCO Foreign Bond Fund (Unhedged)	5,653,240	121,880	(129,056)	(7,176)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5,298,215	137,183	(85,294)	51,889
PIMCO Global Advantage® Strategy Bond Fund	4,428,157	108,731	(33,565)	75,166
PIMCO Global Bond Fund (Unhedged)	1,476,354	37,493	(37,601)	(108)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	434,848	10,464	(7,836)	2,628

(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2012 and March 31, 2011, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2012			March 31, 2011
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital
PIMCO Emerging Local Bond Fund	$459,825	$0	$0	$398,177	$0	$0
PIMCO Emerging Markets Bond Fund	213,162	0	0	163,319	0	0
PIMCO Emerging Markets Corporate Bond Fund	16,595	439	0	17,832	994	0
PIMCO Emerging Markets Currency Fund	84,600	0	0	66,229	0	0
PIMCO Foreign Bond Fund (Unhedged)	194,028	0	0	185,795	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	188,675	0	0	114,909	20,155	0
PIMCO Global Advantage® Strategy Bond Fund	121,759	13,289	0	148,019	5,008	0
PIMCO Global Bond Fund (Unhedged)	58,983	0	0	66,725	3,111	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	8,709	0	0	7,912	3,336	0

(8)	Includes short-term capital gains, if any, distributed.

14. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

ANNUAL REPORT	MARCH 31, 2012	177

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) (nine series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

178	PIMCO INTERNATIONAL BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	THB	Thai Baht
CZK	Czech Koruna	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EGP	Egyptian Pound	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	UYU	Uruguayan Peso
GBP	British Pound	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
AID	Agency International Development	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	REIT	Real Estate Investment Trust
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2012	179

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2012) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Emerging Local Bond Fund	0.00%	0.00%	$8,446	$0
PIMCO Emerging Markets Bond Fund	0.00%	0.00%	15,309	0
PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	1,574	538
PIMCO Emerging Markets Currency Fund	0.00%	0.00%	6,873	0
PIMCO Foreign Bond Fund (Unhedged)	0.09%	0.09%	42,611	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.05%	0.05%	35,465	39,934
PIMCO Global Advantage® Strategy Bond Fund	0.22%	0.22%	31,307	0
PIMCO Global Bond Fund (Unhedged)	0.05%	0.05%	12,948	14,429
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.26%	0.26%	2,729	494

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

180	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management L.P.	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2012	181

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO and Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

182	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transaction with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

ANNUAL REPORT	MARCH 31, 2012	183

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3008AR_033112

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2012

Long Duration Strategy Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Unconstrained Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		18
Statements of Assets and Liabilities		26
Statements of Operations		30
Statements of Changes in Net Assets		32
Notes to Financial Statements		117
Report of Independent Registered Public Accounting Firm		137
Glossary		138
Federal Income Tax Information		139
Management of the Trust		140
Privacy Policy		142

Fund	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	6	34
PIMCO GNMA Fund	7	39
PIMCO Long Duration Total Return Fund	8	42
PIMCO Long-Term U.S. Government Fund	9	54
PIMCO Mortgage-Backed Securities Fund	10	60
PIMCO Total Return Fund II	11	65
PIMCO Total Return Fund III	12	74
PIMCO Total Return Fund IV	13	88
PIMCO Unconstrained Bond Fund	14	94

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

During the reporting period, market volatility reached a state of heightened intensity brought on by a number of diverse yet inter-related events. In response, investors oscillated between being either “risk on” or “risk off” throughout the period, which further contributed to overall market volatility. The European sovereign debt crisis, in particular, amplified global concerns over a Greek default, systemic contagion to the rest of the region and the negative impact such a sovereign default (or defaults) would have on the global banking sector. The European Central Bank initiated a number of long-term debt refinancing programs, via large injections of liquidity, to help contain the crisis and stabilize the European banking system. Nonetheless, several Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, which led to sovereign debt downgrades by the major rating agencies.

In early March, Greece completed an orderly debt swap with private creditors and worked towards restructuring the majority of its public debt. The European Union, via the European Central Bank, agreed to provide Greece with billions of euros in financing over time to help recapitalize Greek banks and support the government. This “organized Greek default” (orchestrated via coordinated efforts globally) contributed to improved investor confidence. However, we believe the European sovereign debt crisis is far from over and should remain a factor causing continued sovereign credit market downside. The Eurozone crisis highlights a number of problems facing many European countries, in which peripheral (and in some cases central) European economies suffer from a loss of competitiveness, negative demographics, currency rigidity, and high sovereign debt levels.

Within the U.S., polarization in Washington led to political theatrics over the debt ceiling debate. At its most recent conclusion, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s, highlighting the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Expanded quantitative easing policies by the Federal Reserve helped provide needed stimulus to a struggling economy and better than expected automobile and manufacturing output provided signs of modest improvement for the U.S. economy. In addition, the overall rate of U.S. unemployment declined over the period, which was an encouraging development though far from being at a level near full employment.

Finally, ongoing social unrest and political uncertainty in the Middle East and North Africa caused instability in the region. The uprising in Syria and Iran’s “saber rattling” in response to Western economic sanctions continue to cause concern worldwide. Most troublesome, the rising tension between Iran and Israel exerted upward pressure on oil prices at a time when the global economy is beginning to show clear signs of slowdown from its 2009-2011 cyclic uptick.

The heightened unpredictability inherent in the markets today present investors with an unusual set of global dynamics that exhibit both increased risks and challenges but also potential opportunities. We believe that such unpredictability can translate into strategies that are generally defensive in nature yet are also flexible enough to be offensive as investment opportunities arise globally. Investor paralysis has never been a legitimate investment option.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower (and prices therefore higher) as investors favored higher quality assets due primarily to ongoing concerns over the European sovereign debt crisis. The yield on the benchmark ten-year U.S. Treasury note yielded 2.21%, or 1.26% lower than on March 31, 2011. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the European Central Bank reduced its main policy rate to 1.00%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.71% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a return of 12.20%, as represented by the Barclays Capital U.S. TIPS Index. TIPS gained on lower real yields across the maturity curve, as shorter maturity real yields fell significantly due to rising crude oil prices towards the latter part of the period. Longer-dated real yields rallied

2	PIMCO LONG DURATION STRATEGY FUNDS

following “Operation Twist” as well as due to strong institutional demand for the asset class. TIPS outperformed nominal U.S. Treasuries; while real and nominal yields rallied fairly in-line with each other, TIPS benefited from strong inflation accruals as inflation ran close to 3% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries due to healthy demand from investors (namely banks, money managers, real estate investment trusts (“REITs”), and non-U.S. institutions) as well as from diminished fears of a widespread refinancing wave. Commercial mortgage-backed securities (“CMBS”) also outperformed like-duration U.S. Treasuries amid strong investor demand for high-quality spread investments.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns over the period. The positive returns were largely driven by heavy inflows into the market on declining investor concerns over widespread municipal defaults. Municipal returns were also supported by a relatively light new-issue calendar over the period. Demand for BABs remained strong as these securities continue to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Investor risk sentiment changed periodically during the reporting period. When risk appetite did emerge, emerging market (“EM”) local sovereign debt and local currencies performed well. However, the period was predominately risk-off, driven largely by the European sovereign debt crisis, and U.S. dollar-denominated EM sovereign debt therefore outperformed other EM asset classes over the entire reporting period as investors sought some relative safety. Each EM fixed income asset class posted positive returns over the period except for EM currencies, which tend to be most responsive to changes in global risk sentiment.

■

U.S. equities, as measured by the S&P 500 Index, returned 8.54% due to increased investor risk appetite towards the latter part of the period. However, global equities, as represented by the MSCI World Index, returned 0.56%, and overall performance was impacted by investor concerns over the European sovereign debt crisis. Similar concerns also impacted returns of emerging market equities, as measured by the MSCI Emerging Markets Index, which declined 8.80% for the period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2012

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and

Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO LONG DURATION STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Extended Duration Fund	08/31/06	08/31/06	04/30/08	—	—	—	—	—	—
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01	05/31/01	—
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	04/30/08	—	—	—	—	—	—
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	—	01/20/97	01/20/97	01/20/97	—
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00	07/31/00	—
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—	—	—
PIMCO Total Return Fund III	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—	—	—
PIMCO Total Return Fund IV	05/26/11	05/26/11	05/26/11	—	—	05/26/11	—	—	—
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	—	06/30/08	06/30/08	—	07/31/08	07/31/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2012	5

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Treasury Obligations	86.6%
U.S. Government Agencies	6.4%
Sovereign Issues	2.5%
Mortgage-Backed Securities	1.6%
Short-Term Instruments	1.3%
Other	1.6%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	43.47%	13.18%	12.29%
PIMCO Extended Duration Fund Class P	43.33%	13.08%	12.19%
Citigroup STRIPS Index, 20+ Year Sub-Index	45.74%	12.12%	11.21%
Lipper Corporate Debt Funds BBB-Rated Funds Average	8.14%	6.47%	6.55%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares and 0.61% for Class P shares.

Portfolio Insights

»

The PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above benchmark duration (or sensitivity to changes in market interest rates) was a significant contributor to absolute performance as U.S. Treasury yields fell over the reporting period.

»	An emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened over the reporting period.

»	An out-of-benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries over the reporting period.

»	An out-of-benchmark allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as they underperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class B - PBGNX
Class D - PGNDX	Class C - PCGNX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	82.6%
Short-Term Instruments	13.9%
Asset-Backed Securities	1.9%
Mortgage-Backed Securities	1.6%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	8.27%	7.45%	6.28%	6.87%
PIMCO GNMA Fund Class P	8.16%	7.34%	6.17%	6.76%
PIMCO GNMA Fund Class D	7.84%	7.02%	5.85%	6.43%
PIMCO GNMA Fund Class A	7.84%	7.02%	5.85%	6.44%
PIMCO GNMA Fund Class A (adjusted)	3.83%	6.21%	5.44%	6.16%
PIMCO GNMA Fund Class B	7.03%	6.22%	5.29%	6.05%
PIMCO GNMA Fund Class B (adjusted)	3.53%	6.14%	5.29%	6.05%
PIMCO GNMA Fund Class C	7.03%	6.22%	5.06%	5.64%
PIMCO GNMA Fund Class C (adjusted)	6.03%	6.22%	5.06%	5.64%
Barclays Capital GNMA Index	7.66%	6.74%	5.76%	6.14%
Lipper GNMA Funds Average	6.31%	6.22%	5.11%	5.45%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.91% for Class D shares, 0.91% for Class A shares, 1.66% for Class B shares, and 1.66% for Class C shares.

Portfolio Insights

»

The PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to mortgage spread duration (or sensitivity to the change in the spread between mortgage rates and the rate of U.S. Treasuries) detracted from returns as mortgage spreads widened during the reporting period.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) detracted from returns as income and price depreciation on non-Agency MBS were negative during the reporting period.

»	An overweight to 3.5% coupon GNMA securities added to performance as they outperformed the Barclays Capital GNMA Index over the reporting period.

»	Exposure to credit card asset-backed securities detracted from performance as they underperformed fixed-rate GNMA MBS over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	7

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

Corporate Bonds & Notes	37.1%
U.S. Treasury Obligations	23.4%
U.S. Government Agencies	20.8%
Municipal Bonds & Notes	7.4%
Sovereign Issues	5.2%
Short-Term Instruments	1.7%
Other	4.4%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	16.91%	10.59%	10.19%
PIMCO Long Duration Total Return Fund Class P	16.79%	10.48%	10.08%
Barclays Capital Long-Term Government/Credit Index	19.91%	9.03%	8.77%
Lipper Corporate Debt Funds BBB-Rated Funds Average	8.14%	6.47%	6.55%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares and 0.61% for Class P shares.

Portfolio Insights

»

The PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above benchmark duration (or sensitivity to changes in market interest rates) was a significant contributor to absolute performance as U.S. Treasury yields fell over the reporting period.

»	The portfolio’s emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened over the reporting period.

»	An out-of- benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries over the reporting period.

»	An overweight allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

8	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
Class P - PLTPX	Class B - PFGBX
Administrative Class - PLGBX	Class C - PFGCX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Treasury Obligations	70.1%
U.S. Government Agencies	16.4%
Short-Term Instruments	6.7%
Mortgage-Backed Securities	3.0%
Corporate Bonds & Notes	2.5%
Other	1.3%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	22.39%	10.27%	8.91%	9.70%
PIMCO Long-Term U.S. Government Fund Class P	22.27%	10.16%	8.81%	9.61%
PIMCO Long-Term U.S. Government Fund Administrative Class	22.09%	10.00%	8.64%	9.43%
PIMCO Long-Term U.S. Government Fund Class A	21.96%	9.84%	8.48%	9.28%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	17.39%	9.01%	8.06%	9.03%
PIMCO Long-Term U.S. Government Fund Class B	21.05%	9.03%	7.91%	9.01%
PIMCO Long-Term U.S. Government Fund Class B (adjusted)	17.55%	8.96%	7.91%	9.01%
PIMCO Long-Term U.S. Government Fund Class C	21.06%	9.03%	7.67%	8.48%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	20.06%	9.03%	7.67%	8.48%
Barclays Capital Long-Term Treasury Index	23.65%	9.46%	8.48%	8.84%	*
Lipper General U.S. Government Funds Average	7.66%	5.42%	4.81%	5.82%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.485% for Institutional Class shares, 0.585% for Class P shares, 0.735% for Administrative Class shares, 0.835% for Class A shares, 1.585% for Class B shares, and 1.585% for Class C shares.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	An above benchmark duration (or sensitivity to changes in market interest rates) was a significant contributor to absolute performance as U.S. Treasury yields fell over the reporting period.

»	The portfolio’s emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened over the reporting period.

»	A small allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries over the reporting period.

»	A small allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	9

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
Class P - PMRPX	Class B - PMRBX
Administrative Class - PMTAX	Class C - PMRCX
Class D - PTMDX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	68.0%
Short-Term Instruments	24.2%
Mortgage-Backed Securities	6.4%
Asset-Backed Securities	1.4%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	6.27%	6.96%	6.22%	6.81%
PIMCO Mortgage-Backed Securities Fund Class P	6.17%	6.85%	6.11%	6.70%
PIMCO Mortgage-Backed Securities Fund Administrative Class	6.01%	6.69%	5.96%	6.55%
PIMCO Mortgage-Backed Securities Fund Class D	5.85%	6.53%	5.80%	6.39%
PIMCO Mortgage-Backed Securities Fund Class A	5.85%	6.53%	5.80%	6.39%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	1.91%	5.72%	5.40%	6.11%
PIMCO Mortgage-Backed Securities Fund Class B	5.05%	5.74%	5.25%	6.01%
PIMCO Mortgage-Backed Securities Fund Class B (adjusted)	1.55%	5.66%	5.25%	6.01%
PIMCO Mortgage-Backed Securities Fund Class C	5.06%	5.74%	5.01%	5.59%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	4.06%	5.74%	5.01%	5.59%
Barclays Capital U.S. MBS Fixed Rate Index	6.29%	6.39%	5.68%	6.08%
Lipper U.S. Mortgage Funds Average	6.30%	5.20%	4.68%	4.89%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to mortgage spread duration (or sensitivity to the change in the spread between mortgage rates and the rate of U.S. Treasuries) detracted from returns as mortgage spreads widened during the reporting period.

»

Exposure to non-Agency mortgage-backed securities (“MBS”) detracted from performance as income and price depreciation on non-Agency MBS were substantial, while exposure to commercial mortgage-backed securities (“CMBS”) added to performance as the sector outperformed the Barclays Capital U.S. MBS Fixed Rate Index.

»

A move to overweight from underweight of conventional thirty-year 4.5% and 5.0% coupon MBS in the third quarter of 2011 and an increased overweight to 5.5% coupon MBS in the first quarter of 2012 added to returns as these coupons performed well during the respective periods.

»	An overweight to interest rate duration (or sensitivity to changes in market interest rates) added to performance as U.S. Treasury rates declined over the reporting period.

10	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	33.1%
U.S. Treasury Obligations	26.4%
Corporate Bonds & Notes	21.7%
Municipal Bonds & Notes	5.4%
Short-Term Instruments	3.8%
Other	9.6%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	5.95%	7.91%	6.55%	7.17%
PIMCO Total Return Fund II Class P	5.84%	7.81%	6.44%	7.07%
PIMCO Total Return Fund II Administrative Class	5.68%	7.65%	6.29%	6.91%
Barclays Capital U.S. Aggregate Index	7.71%	6.25%	5.80%	6.43%	*
Lipper Intermediate Investment Grade Debt Funds Average	6.88%	5.61%	5.31%	6.07%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the first half of the reporting period detracted from returns as the ten-year U.S. Treasury yield fell over this period. An overweight to U.S duration during the second half of the reporting period also detracted from returns as the ten-year U.S. Treasury yield increased over this period.

»

An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns as the two- to thirty- year portion of the yield curve flattened amid a fall in thirty-year yields over the reporting period.

»	An overweight to Agency mortgage-backed securities (“MBS”) in the second half of the fiscal year added to returns, as the sector outperformed like-duration U.S. Treasuries during this period.

»	Within the mortgage sector, an underweight to Ginnie Mae MBS was negative for perfomance as these secuties outperformed conventional (Fannie Mae and Freddie Mac) MBS over the reporting period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies detracted from returns as financials underperformed the overall investment grade corporate market over the reporting period.

»	Modest exposure to taxable municipal bonds, including Build America Bonds, added to performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	11

PIMCO Total Return Fund III

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	37.8%
Corporate Bonds & Notes	20.8%
U.S. Treasury Obligations	17.7%
Short-Term Instruments	9.5%
Mortgage-Backed Securities	4.9%
Other	9.3%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	4.81%	8.02%	6.89%	7.81%
PIMCO Total Return Fund III Class P	4.71%	7.91%	6.79%	7.71%
PIMCO Total Return Fund III Administrative Class	4.55%	7.75%	6.63%	7.54%
Barclays Capital U.S. Aggregate Index	7.71%	6.25%	5.80%	6.78%	*
Lipper Intermediate Investment Grade Debt Funds Average	6.88%	5.61%	5.31%	6.49%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the first half of the reporting period detracted from returns as the ten-year U.S. Treasury yield fell over this period. An overweight to U.S. duration during the second half of the reporting period also detracted from returns as the ten-year U.S. Treasury yield increased over this period.

»

An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns as the two- to thirty- year portion of the yield curve flattened amid a fall in thirty-year yields over the reporting period.

»	An overweight to Agency mortgage-backed securities in the second half of the fiscal year added to returns, as the sector outperformed like-duration U.S. Treasuries during this period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies detracted from returns as financials underperformed the overall investment grade corporate market over the reporting period.

»	Modest exposure to taxable municipal bonds, including Build America Bonds, added to performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Duration exposure in core Europe, partially implemented via interest rate swaps, added to performance as the ten-year German Bund yield fell over the reporting period.

12	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX	Class A - PTUZX
Class P - PTUPX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Government Agencies	40.5%
Corporate Bonds & Notes	25.8%
U.S. Treasury Obligations	13.4%
Short-Term Instruments	11.4%
Sovereign Issues	4.5%
Other	4.4%
‡	% of Total Investments as of 03/31/12

Cumulative Total Return for the period ended March 31, 2012
	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	8.27%
PIMCO Total Return Fund IV Class P	8.18%
PIMCO Total Return Fund IV Class A	7.98%
PIMCO Total Return Fund IV Class A (adjusted)	3.93%
Barclays Capital U.S. Aggregate Index	4.99%	*
Lipper Intermediate Investment Grade Debt Funds Average	4.33%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares, 0.61% for Class P shares, and 0.86% for Class A shares.

Portfolio Insights

»

The PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on May 26, 2011.

»	An overweight to duration (or sensitivity to changes in market interest rates) in the U.S. added to returns as the ten-year U.S. Treasury yield fell over the reporting period.

»	An underweight to longer maturities detracted from returns as the two- to thirty- year portion of the yield curve flattened amid a fall in thirty-year yields over the reporting period.

»	An underweight to corporate securities in the first half of the period added to returns, as the sector underperformed like-duration U.S. Treasuries over this period.

»

Within the investment grade corporate sector, a focus on bonds of financial companies detracted from returns as financials underperformed the overall investment grade corporate market over the reporting period.

»	Modest exposure to taxable municipal bonds, including Build America Bonds, added to performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Duration exposure in core Europe added to performance as the ten-year German Bund yield fell over the reporting period.

ANNUAL REPORT	MARCH 31, 2012	13

PIMCO Unconstrained Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
Class P - PUCPX	Class C - PUBCX
Class D - PUBDX	Class R - PUBRX

Cumulative Returns Through March 31, 2012

Allocation Breakdown‡

U.S. Treasury Obligations	42.1%
Corporate Bonds & Notes	21.9%
Sovereign Issues	10.1%
U.S. Government Agencies	8.9%
Mortgage-Backed Securities	6.8%
Short-Term Instruments	1.5%
Other	8.7%
‡	% of Total Investments as of 03/31/12

Average Annual Total Return for the period ended March 31, 2012
	1 Year	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	1.31%	6.12%
PIMCO Unconstrained Bond Fund Class P	1.21%	6.02%
PIMCO Unconstrained Bond Fund Class D	0.90%	5.70%
PIMCO Unconstrained Bond Fund Class A	0.90%	5.70%
PIMCO Unconstrained Bond Fund Class A (adjusted)	-2.92%	4.62%
PIMCO Unconstrained Bond Fund Class C	0.19%	4.92%
PIMCO Unconstrained Bond Fund Class C (adjusted)	-0.79%	4.92%
PIMCO Unconstrained Bond Fund Class R	0.65%	5.44%
3 Month USD LIBOR Index	0.37%	0.89%
Lipper Absolute Return Funds Average	-1.71%	-0.54%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.98% for Institutional Class shares, 1.08% for Class P shares, 1.38% for Class D shares, 1.38% for Class A shares, 2.13% for Class C shares, and 1.63% for Class R shares.

Portfolio Insights

»

The PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Exposure to investment grade corporates added to performance, driven primarily by exposure to the financial sector, which had positive total returns. According to Barclays Capital Global Corporate Index, financials returned 3.75% over the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning, including U.S. and non-U.S. exposure (mainly Australia), was net positive as yields fell over the reporting period. Duration hedging primarily via swaps (U.S. and Japan), however, detracted from those gains.

»

Currency positions detracted from performance, driven primarily by the Fund’s short exposure to the Australian dollar and long exposure to the Indian rupee and Mexican peso, as the Australian dollar appreciated, while the rupee and peso depreciated versus the U.S. dollar over the reporting period. Short exposure to the Japanese yen and euro, however, added to overall returns, as both currencies depreciated versus the U.S. dollar.

»	Net long exposure to Agency Mortgage-Backed Securities (“MBS”) added to returns. The Barclays Capital U.S. MBS Fixed Rate Index returned 6.29% over the reporting period.

»	Exposure to emerging markets benefited performance, driven primarily by long exposure to interest rates in Brazil, as rates fell in Brazil over the reporting period.

»

Exposure to municipal bonds, with an overweight to California Build America Bonds (“BABs”), added to returns. The Barclays Capital Municipal Bond Index returned 12.07% while the BABs component of the Barclays Capital Taxable Municipal Bond Index returned 24.72% over the reporting period.

14	PIMCO LONG DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2011 to March 31, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual Performance		Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$902.60	$2.38	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	902.20	2.85	1,000.00	1,022.00	3.03	0.60
PIMCO GNMA Fund
Institutional Class	$1,000.00	$1,018.10	$2.52	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,017.60	3.03	1,000.00	1,022.00	3.03	0.60
Class D	1,000.00	1,016.10	4.54	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,016.10	4.54	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	1,012.30	8.30	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	1,012.30	8.30	1,000.00	1,016.75	8.32	1.65
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,013.70	$2.52	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,013.20	3.02	1,000.00	1,022.00	3.03	0.60

ANNUAL REPORT	MARCH 31, 2012	15

Expense Examples (Cont.)

		Actual Performance		Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$962.90	$2.33	$1,000.00	$1,022.63	$2.40	0.475%
Class P	1,000.00	962.50	2.82	1,000.00	1,022.13	2.91	0.575
Administrative Class	1,000.00	961.70	3.56	1,000.00	1,021.38	3.66	0.725
Class A	1,000.00	961.30	4.05	1,000.00	1,020.88	4.17	0.825
Class B	1,000.00	957.70	7.71	1,000.00	1,017.13	7.94	1.575
Class C	1,000.00	957.70	7.71	1,000.00	1,017.13	7.94	1.575
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,017.70	$2.52	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,017.20	3.03	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,016.40	3.78	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	1,015.70	4.54	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,015.70	4.54	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	1,011.90	8.30	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	1,011.90	8.30	1,000.00	1,016.75	8.32	1.65
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,035.00	$2.54	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,034.40	3.05	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,033.70	3.81	1,000.00	1,021.25	3.79	0.75
PIMCO Total Return Fund III
Institutional Class	$1,000.00	$1,048.00	$2.56	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,047.50	3.07	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,046.70	3.84	1,000.00	1,021.25	3.79	0.75
PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,038.40	$2.55	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,037.80	3.06	1,000.00	1,022.00	3.03	0.60
Class A	1,000.00	1,036.60	4.33	1,000.00	1,020.75	4.29	0.85
PIMCO Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,024.60	$4.56	$1,000.00	$1,020.50	$4.55	0.90%
Class P	1,000.00	1,024.10	5.06	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	1,022.60	6.57	1,000.00	1,018.50	6.56	1.30
Class A	1,000.00	1,022.60	6.57	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00	1,019.30	10.35	1,000.00	1,014.75	10.33	2.05
Class R	1,000.00	1,021.30	7.83	1,000.00	1,017.25	7.82	1.55

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 7 in the Notes to Financial Statements.

16	PIMCO LONG DURATION STRATEGY FUNDS

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital GNMA Index	Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in an unmanaged index.

Barclays Capital Long-Term Government/Credit Index	Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index.

Barclays Capital Long-Term Treasury Index	Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. MBS Fixed Rate Index	Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Citigroup STRIPS Index, 20+ Year Sub-Index	Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bonds and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Extended Duration Fund
Institutional Class
03/31/2012	$7.49	$0.32	$2.96	$3.28	$(0.31)	$(0.87)	$(1.18)
03/31/2011	7.39	0.33	0.39	0.72	(0.32)	(0.30)	(0.62)
03/31/2010	12.56	0.42	(2.38)	(1.96)	(0.44)	(2.77)	(3.21)
03/31/2009	10.90	0.44	2.08	2.52	(0.43)	(0.43)	(0.86)
03/31/2008	9.94	0.44	1.00	1.44	(0.45)	(0.03)	(0.48)
Class P
03/31/2012	7.49	0.30	2.97	3.27	(0.30)	(0.87)	(1.17)
03/31/2011	7.39	0.32	0.39	0.71	(0.31)	(0.30)	(0.61)
03/31/2010	12.56	0.41	(2.38)	(1.97)	(0.43)	(2.77)	(3.20)
09/11/2008 - 03/31/2009	11.21	0.26	1.76	2.02	(0.24)	(0.43)	(0.67)

PIMCO GNMA Fund
Institutional Class
03/31/2012	$11.42	$0.21	$0.72	$0.93	$(0.26)	$(0.34)	$(0.60)
03/31/2011	11.62	0.26	0.42	0.68	(0.27)	(0.61)	(0.88)
03/31/2010	11.33	0.35	0.66	1.01	(0.40)	(0.32)	(0.72)
03/31/2009	11.37	0.51	0.11	0.62	(0.53)	(0.13)	(0.66)
03/31/2008	11.11	0.57	0.33	0.90	(0.57)	(0.07)	(0.64)
Class P
03/31/2012	11.42	0.20	0.72	0.92	(0.25)	(0.34)	(0.59)
03/31/2011	11.62	0.25	0.42	0.67	(0.26)	(0.61)	(0.87)
03/31/2010	11.33	0.32	0.67	0.99	(0.38)	(0.32)	(0.70)
04/30/2008 - 03/31/2009	11.32	0.46	0.15	0.61	(0.47)	(0.13)	(0.60)
Class D
03/31/2012	11.42	0.16	0.72	0.88	(0.21)	(0.34)	(0.55)
03/31/2011	11.62	0.22	0.41	0.63	(0.22)	(0.61)	(0.83)
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	(0.67)
03/31/2009	11.37	0.48	0.09	0.57	(0.48)	(0.13)	(0.61)
03/31/2008	11.11	0.52	0.33	0.85	(0.52)	(0.07)	(0.59)
Class A
03/31/2012	11.42	0.16	0.72	0.88	(0.21)	(0.34)	(0.55)
03/31/2011	11.62	0.21	0.42	0.63	(0.22)	(0.61)	(0.83)
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	(0.67)
03/31/2009	11.37	0.48	0.09	0.57	(0.48)	(0.13)	(0.61)
03/31/2008	11.11	0.52	0.33	0.85	(0.52)	(0.07)	(0.59)
Class B
03/31/2012	11.42	0.08	0.71	0.79	(0.12)	(0.34)	(0.46)
03/31/2011	11.62	0.12	0.42	0.54	(0.13)	(0.61)	(0.74)
03/31/2010	11.33	0.22	0.65	0.87	(0.26)	(0.32)	(0.58)
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)	(0.53)
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)	(0.51)
Class C
03/31/2012	11.42	0.08	0.72	0.80	(0.13)	(0.34)	(0.47)
03/31/2011	11.62	0.13	0.41	0.54	(0.13)	(0.61)	(0.74)
03/31/2010	11.33	0.21	0.66	0.87	(0.26)	(0.32)	(0.58)
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)	(0.53)
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)	(0.51)

PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2012	$10.75	$0.50	$1.29	$1.79	$(0.49)	$(0.51)	$(1.00)
03/31/2011	10.72	0.53	0.46	0.99	(0.59)	(0.37)	(0.96)
03/31/2010	10.14	0.54	0.95	1.49	(0.57)	(0.34)	(0.91)
03/31/2009	10.51	0.51	(0.25)	0.26	(0.50)	(0.13)	(0.63)
03/31/2008	10.09	0.50	0.44	0.94	(0.50)	(0.02)	(0.52)

Please see footnotes on page 24.

18	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate **

$9.59	43.47%	$305,425	0.50%	0.50%	0.50%	0.50%	3.41%	355%
7.49	9.48	381,563	0.51	0.51	0.50	0.50	3.94	412
7.39	(16.80)	324,253	0.50	0.50	0.50	0.50	4.42	615
12.56	23.62	195,036	0.57	0.57	0.50	0.50	3.88	780
10.90	14.96	169,454	0.50	0.50	0.50	0.50	4.24	239

9.59	43.33	73,634	0.60	0.60	0.60	0.60	3.12	355
7.49	9.37	1,016	0.61	0.61	0.60	0.60	3.82	412
7.39	(16.87)	881	0.60	0.60	0.60	0.60	4.29	615
12.56	18.01	978	0.66 *	0.66 *	0.60 *	0.60 *	3.79 *	780

$11.75	8.27%	$660,966	0.50%	0.50%	0.50%	0.50%	1.77%	2,397%
11.42	5.88	391,519	0.51	0.51	0.50	0.50	2.21	1,990
11.62	9.02	436,282	0.50	0.50	0.50	0.50	2.99	1,747
11.33	5.73	375,682	0.66	0.66	0.50	0.50	4.59	1,652
11.37	8.37	219,841	0.95	0.95	0.50	0.50	5.10	839

11.75	8.16	114,939	0.60	0.60	0.60	0.60	1.66	2,397
11.42	5.78	62,198	0.61	0.61	0.60	0.60	2.14	1,990
11.62	8.92	39,309	0.60	0.60	0.60	0.60	2.74	1,747
11.33	5.63	11	0.76 *	0.76 *	0.60 *	0.60 *	4.47 *	1,652

11.75	7.84	295,028	0.90	0.90	0.90	0.90	1.38	2,397
11.42	5.46	147,172	0.91	0.91	0.90	0.90	1.82	1,990
11.62	8.59	132,564	0.90	0.90	0.90	0.90	2.60	1,747
11.33	5.30	139,917	1.06	1.06	0.90	0.90	4.26	1,652
11.37	7.94	36,541	1.32	1.32	0.90	0.90	4.63	839

11.75	7.84	706,763	0.90	0.90	0.90	0.90	1.39	2,397
11.42	5.46	474,744	0.91	0.91	0.90	0.90	1.82	1,990
11.62	8.59	455,544	0.90	0.90	0.90	0.90	2.58	1,747
11.33	5.31	343,522	1.06	1.06	0.90	0.90	4.26	1,652
11.37	7.94	114,188	1.33	1.33	0.90	0.90	4.69	839

11.75	7.03	10,998	1.65	1.65	1.65	1.65	0.71	2,397
11.42	4.68	16,908	1.66	1.66	1.65	1.65	1.03	1,990
11.62	7.78	35,303	1.65	1.65	1.65	1.65	1.86	1,747
11.33	4.52	39,447	1.81	1.81	1.65	1.65	3.49	1,652
11.37	7.14	29,853	2.07	2.07	1.65	1.65	3.98	839

11.75	7.03	289,101	1.65	1.65	1.65	1.65	0.66	2,397
11.42	4.68	225,520	1.66	1.66	1.65	1.65	1.06	1,990
11.62	7.78	246,550	1.65	1.65	1.65	1.65	1.80	1,747
11.33	4.52	144,761	1.81	1.81	1.65	1.65	3.50	1,652
11.37	7.14	36,035	2.07	2.07	1.65	1.65	3.96	839

$11.54	16.91%	$5,815,733	0.50%	0.50%	0.50%	0.50%	4.33%	219%
10.75	9.31	5,130,906	0.51	0.51	0.50	0.50	4.71	240
10.72	14.91	3,976,419	0.51	0.51	0.50	0.50	5.02	364
10.14	2.63	2,431,539	0.51	0.51	0.50	0.50	5.02	398
10.51	9.73	714,193	0.50	0.50	0.50	0.50	4.85	314

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2012	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Long Duration Total Return Fund (Cont.)
Class P
03/31/2012	$10.75	$0.49	$1.29	$1.78	$(0.48)	$(0.51)	$(0.99)
03/31/2011	10.72	0.51	0.47	0.98	(0.58)	(0.37)	(0.95)
03/31/2010	10.14	0.53	0.95	1.48	(0.56)	(0.34)	(0.90)
09/11/2008 - 03/31/2009	10.37	0.30	(0.12)	0.18	(0.28)	(0.13)	(0.41)

PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2012	$10.39	$0.36	$1.97	$2.33	$(0.36)	$(1.47)	$(1.83)
03/31/2011	10.79	0.43	0.56	0.99	(0.46)	(0.93)	(1.39)
03/31/2010	11.58	0.46	(0.24)	0.22	(0.50)	(0.51)	(1.01)
03/31/2009	11.30	0.46	0.37	0.83	(0.47)	(0.08)	(0.55)
03/31/2008	10.66	0.52	0.64	1.16	(0.52)	0.00	(0.52)
Class P
03/31/2012	10.39	0.35	1.97	2.32	(0.35)	(1.47)	(1.82)
03/31/2011	10.79	0.41	0.57	0.98	(0.45)	(0.93)	(1.38)
03/31/2010	11.58	0.44	(0.23)	0.21	(0.49)	(0.51)	(1.00)
04/30/2008 - 03/31/2009	11.08	0.42	0.59	1.01	(0.43)	(0.08)	(0.51)
Administrative Class
03/31/2012	10.39	0.33	1.97	2.30	(0.33)	(1.47)	(1.80)
03/31/2011	10.79	0.40	0.56	0.96	(0.43)	(0.93)	(1.36)
03/31/2010	11.58	0.44	(0.25)	0.19	(0.47)	(0.51)	(0.98)
03/31/2009	11.30	0.44	0.36	0.80	(0.44)	(0.08)	(0.52)
03/31/2008	10.66	0.49	0.64	1.13	(0.49)	0.00	(0.49)
Class A
03/31/2012	10.39	0.32	1.97	2.29	(0.32)	(1.47)	(1.79)
03/31/2011	10.79	0.38	0.56	0.94	(0.41)	(0.93)	(1.34)
03/31/2010	11.58	0.42	(0.25)	0.17	(0.45)	(0.51)	(0.96)
03/31/2009	11.30	0.42	0.37	0.79	(0.43)	(0.08)	(0.51)
03/31/2008	10.66	0.48	0.63	1.11	(0.47)	0.00	(0.47)
Class B
03/31/2012	10.39	0.24	1.97	2.21	(0.24)	(1.47)	(1.71)
03/31/2011	10.79	0.30	0.56	0.86	(0.33)	(0.93)	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	(0.88)
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	(0.42)
03/31/2008	10.66	0.40	0.64	1.04	(0.40)	0.00	(0.40)
Class C
03/31/2012	10.39	0.23	1.98	2.21	(0.24)	(1.47)	(1.71)
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	(0.88)
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	(0.42)
03/31/2008	10.66	0.40	0.63	1.03	(0.39)	0.00	(0.39)

PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2012	$10.62	$0.24	$0.41	$0.65	$(0.30)	$(0.31)	$(0.61)
03/31/2011	10.74	0.31	0.31	0.62	(0.34)	(0.40)	(0.74)
03/31/2010	10.21	0.54	0.91	1.45	(0.49)	(0.43)	(0.92)
03/31/2009	10.88	0.71	(0.60)	0.11	(0.69)	(0.09)	(0.78)
03/31/2008	10.72	0.54	0.23	0.77	(0.54)	(0.07)	(0.61)
Class P
03/31/2012	10.62	0.22	0.41	0.63	(0.28)	(0.31)	(0.59)
03/31/2011	10.74	0.30	0.31	0.61	(0.33)	(0.40)	(0.73)
03/31/2010	10.21	0.47	0.97	1.44	(0.48)	(0.43)	(0.91)
04/30/2008 - 03/31/2009	10.85	0.66	(0.57)	0.09	(0.64)	(0.09)	(0.73)

Please see footnotes on page 24.

20	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate **

$ 11.54	16.79%	$12,896	0.60%		0.60%		0.60%		0.60%		4.20%		219%
10.75	9.21	6,894	0.61		0.61		0.60		0.60		4.58		240
10.72	14.83	2,493	0.61		0.61		0.60		0.60		4.89		364
10.14	1.86	914	0.61	*	0.61	*	0.60	*	0.60	*	5.41	*	398

$ 10.89	22.39%	$812,883	0.485%		0.485%		0.475%		0.475%		3.14%		426%
10.39	9.13	443,715	0.485		0.485		0.475		0.475		3.78		363
10.79	1.92	1,175,131	0.495		0.495		0.475		0.475		4.09		415
11.58	7.69	568,232	0.505		0.505		0.475		0.475		4.19		367
11.30	11.22	1,258,569	0.475		0.475		0.475		0.475		4.85		291

10.89	22.27	403,440	0.585		0.585		0.575		0.575		3.03		426
10.39	9.03	57,226	0.585		0.585		0.575		0.575		3.61		363
10.79	1.79	10,934	0.595		0.595		0.575		0.575		3.97		415
11.58	9.40	11	0.605	*	0.605	*	0.575	*	0.575	*	4.16	*	367

10.89	22.09	70,022	0.735		0.735		0.725		0.725		2.87		426
10.39	8.86	73,068	0.735		0.735		0.725		0.725		3.46		363
10.79	1.64	92,333	0.745		0.745		0.725		0.725		3.91		415
11.58	7.44	113,114	0.755		0.755		0.725		0.725		3.97		367
11.30	10.96	144,464	0.725		0.725		0.725		0.725		4.56		291

10.89	21.96	228,297	0.835	(b)	0.835	(b)	0.825	(b)	0.825	(b)	2.76		426
10.39	8.70	192,776	0.885		0.885		0.875		0.875		3.33		363
10.79	1.49	176,403	0.895		0.895		0.875		0.875		3.73		415
11.58	7.27	201,456	0.905		0.905		0.875		0.875		3.82		367
11.30	10.78	233,321	0.875		0.875		0.875		0.875		4.43		291

10.89	21.05	4,282	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	2.08		426
10.39	7.90	7,584	1.635		1.635		1.625		1.625		2.60		363
10.79	0.74	16,774	1.645		1.645		1.625		1.625		3.01		415
11.58	6.47	26,934	1.655		1.655		1.625		1.625		3.07		367
11.30	9.97	32,425	1.625		1.625		1.625		1.625		3.73		291

10.89	21.06	64,297	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	1.99		426
10.39	7.90	48,209	1.635		1.635		1.625		1.625		2.58		363
10.79	0.74	45,276	1.645		1.645		1.625		1.625		3.00		415
11.58	6.47	56,492	1.655		1.655		1.625		1.625		3.06		367
11.30	9.96	52,461	1.625		1.625		1.625		1.625		3.67		291

$ 10.66	6.27%	$197,818	0.50%		0.50%		0.50%		0.50%		2.24%		1,322%
10.62	5.82	192,699	0.50		0.50		0.50		0.50		2.85		966
10.74	14.59	242,791	0.56		0.56		0.50		0.50		5.11		1,035
10.21	1.17	442,478	1.60		1.60		0.50		0.50		6.80		1,093
10.88	7.35	490,553	1.20		1.20		0.50		0.50		5.06		630

10.66	6.17	42,441	0.60		0.60		0.60		0.60		2.04		1,322
10.62	5.72	28,103	0.60		0.60		0.60		0.60		2.74		966
10.74	14.49	27,825	0.62		0.62		0.60		0.60		4.42		1,035
10.21	0.97	10	1.81	*	1.81	*	0.60	*	0.60	*	6.96	*	1,093

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2012	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Mortgage-Backed Securities Fund (Cont.)
Administrative Class
03/31/2012	$10.62	$0.22	$0.40	$0.62	$(0.27)	$(0.31)	$0.00	$(0.58)
03/31/2011	10.74	0.28	0.31	0.59	(0.31)	(0.40)	0.00	(0.71)
03/31/2010	10.21	0.54	0.88	1.42	(0.46)	(0.43)	0.00	(0.89)
03/31/2009	10.88	0.70	(0.61)	0.09	(0.67)	(0.09)	0.00	(0.76)
03/31/2008	10.72	0.52	0.22	0.74	(0.51)	(0.07)	0.00	(0.58)
Class D
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
03/31/2010	10.21	0.49	0.92	1.41	(0.45)	(0.43)	0.00	(0.88)
03/31/2009	10.88	0.68	(0.61)	0.07	(0.65)	(0.09)	0.00	(0.74)
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)	0.00	(0.56)
Class A
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
03/31/2010	10.21	0.47	0.94	1.41	(0.45)	(0.43)	0.00	(0.88)
03/31/2009	10.88	0.69	(0.62)	0.07	(0.65)	(0.09)	0.00	(0.74)
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)	0.00	(0.56)
Class B
03/31/2012	10.62	0.13	0.39	0.52	(0.17)	(0.31)	0.00	(0.48)
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)
03/31/2010	10.21	0.41	0.92	1.33	(0.37)	(0.43)	0.00	(0.80)
03/31/2009	10.88	0.58	(0.59)	(0.01)	(0.57)	(0.09)	0.00	(0.66)
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)	0.00	(0.48)
Class C
03/31/2012	10.62	0.12	0.40	0.52	(0.17)	(0.31)	0.00	(0.48)
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)
03/31/2010	10.21	0.40	0.93	1.33	(0.37)	(0.43)	0.00	(0.80)
03/31/2009	10.88	0.60	(0.61)	(0.01)	(0.57)	(0.09)	0.00	(0.66)
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)	0.00	(0.48)

PIMCO Total Return Fund II
Institutional Class
03/31/2012	$10.37	$0.27	$0.34	$0.61	$(0.28)	$0.00	$0.00	$(0.28)
03/31/2011	10.59	0.23	0.44	0.67	(0.25)	(0.63)	(0.01)	(0.89)
03/31/2010	9.71	0.42	1.01	1.43	(0.50)	(0.05)	0.00	(0.55)
03/31/2009	10.44	0.51	(0.33)	0.18	(0.52)	(0.39)	0.00	(0.91)
03/31/2008	9.91	0.49	0.54	1.03	(0.49)	(0.01)	0.00	(0.50)
Class P
03/31/2012	10.37	0.26	0.34	0.60	(0.27)	0.00	0.00	(0.27)
03/31/2011	10.59	0.23	0.43	0.66	(0.24)	(0.63)	(0.01)	(0.88)
12/31/2009 - 03/31/2010	10.45	0.06	0.14	0.20	(0.06)	0.00	0.00	(0.06)
Administrative Class
03/31/2012	10.37	0.24	0.34	0.58	(0.25)	0.00	0.00	(0.25)
03/31/2011	10.59	0.21	0.43	0.64	(0.22)	(0.63)	(0.01)	(0.86)
03/31/2010	9.71	0.40	1.00	1.40	(0.47)	(0.05)	0.00	(0.52)
03/31/2009	10.44	0.48	(0.33)	0.15	(0.49)	(0.39)	0.00	(0.88)
03/31/2008	9.91	0.47	0.54	1.01	(0.47)	(0.01)	0.00	(0.48)

PIMCO Total Return Fund III
Institutional Class
03/31/2012	$9.64	$0.27	$0.18	$0.45	$(0.33)	$0.00	$0.00	$(0.33)
03/31/2011	9.78	0.27	0.44	0.71	(0.30)	(0.55)	0.00	(0.85)
03/31/2010	8.76	0.39	1.10	1.49	(0.47)	0.00	0.00	(0.47)
03/31/2009	9.59	0.48	(0.37)	0.11	(0.50)	(0.44)	0.00	(0.94)
03/31/2008	9.24	0.46	0.42	0.88	(0.47)	(0.06)	0.00	(0.53)

Please see footnotes on page 24.

22	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate **

$10.66	6.01%	$72,356	0.75%	0.75%	0.75%	0.75%	2.00%	1,322%
10.62	5.56	72,665	0.75	0.75	0.75	0.75	2.61	966
10.74	14.31	73,797	0.84	0.84	0.75	0.75	5.09	1,035
10.21	0.92	201,935	1.89	1.89	0.75	0.75	6.73	1,093
10.88	7.09	159,298	1.50	1.50	0.75	0.75	4.79	630

10.66	5.85	107,224	0.90	0.90	0.90	0.90	1.85	1,322
10.62	5.40	95,938	0.90	0.90	0.90	0.90	2.45	966
10.74	14.14	123,426	0.96	0.96	0.90	0.90	4.67	1,035
10.21	0.77	196,793	2.02	2.02	0.90	0.90	6.51	1,093
10.88	6.93	162,990	1.55	1.55	0.90	0.90	4.65	630

10.66	5.85	87,646	0.90	0.90	0.90	0.90	1.85	1,322
10.62	5.40	97,366	0.90	0.90	0.90	0.90	2.45	966
10.74	14.14	125,408	0.96	0.96	0.90	0.90	4.46	1,035
10.21	0.77	87,417	2.04	2.04	0.90	0.90	6.60	1,093
10.88	6.93	55,202	1.56	1.56	0.90	0.90	4.65	630

10.66	5.05	1,396	1.65	1.65	1.65	1.65	1.17	1,322
10.62	4.62	3,229	1.65	1.65	1.65	1.65	1.75	966
10.74	13.30	9,258	1.71	1.71	1.65	1.65	3.84	1,035
10.21	0.02	10,466	2.74	2.74	1.65	1.65	5.56	1,093
10.88	6.14	15,544	2.29	2.29	1.65	1.65	3.92	630

10.66	5.06	25,629	1.65	1.65	1.65	1.65	1.11	1,322
10.62	4.62	29,681	1.65	1.65	1.65	1.65	1.72	966
10.74	13.29	48,507	1.71	1.71	1.65	1.65	3.72	1,035
10.21	0.01	34,962	2.77	2.77	1.65	1.65	5.77	1,093
10.88	6.14	29,365	2.29	2.29	1.65	1.65	3.91	630

$10.70	5.95%	$3,329,568	0.50%	0.50%	0.50%	0.50%	2.55%	647%
10.37	6.40	3,177,804	0.50	0.50	0.50	0.50	2.15	563
10.59	15.00	3,124,654	0.53	0.53	0.50	0.50	4.05	502
9.71	1.93	2,531,920	1.00	1.00	0.50	0.50	5.10	278
10.44	10.76	2,282,191	0.82	0.82	0.50	0.50	4.91	265

10.70	5.84	16,145	0.60	0.60	0.60	0.60	2.45	647
10.37	6.30	6,937	0.60	0.60	0.60	0.60	2.15	563
10.59	1.93	10	0.60 *	0.60 *	0.60 *	0.60 *	2.24 *	502

10.70	5.68	84,512	0.75	0.75	0.75	0.75	2.30	647
10.37	6.13	102,227	0.75	0.75	0.75	0.75	1.91	563
10.59	14.71	89,389	0.78	0.78	0.75	0.75	3.83	502
9.71	1.67	75,119	1.24	1.24	0.75	0.75	4.84	278
10.44	10.49	77,136	1.07	1.07	0.75	0.75	4.67	265

$9.76	4.81%	$3,582,497	0.50%	0.50%	0.50%	0.50%	2.78%	522%
9.64	7.40	3,147,867	0.50	0.50	0.50	0.50	2.73	377
9.78	17.37	2,995,293	0.53	0.53	0.50	0.50	4.19	459
8.76	1.37	2,184,491	0.82	0.82	0.50	0.50	5.24	305
9.59	9.79	2,240,289	0.75	0.75	0.50	0.50	4.95	327

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2012	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Total Return Fund III (Cont.)
Class P
03/31/2012	$9.64	$0.26	$0.19	$0.45	$(0.33)	$0.00	$(0.33)
03/31/2011	9.78	0.27	0.43	0.70	(0.29)	(0.55)	(0.84)
03/31/2010	8.76	0.27	1.21	1.48	(0.46)	0.00	(0.46)
03/31/2009 - 03/31/2009	8.76	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2012	9.64	0.24	0.19	0.43	(0.31)	0.00	(0.31)
03/31/2011	9.78	0.25	0.43	0.68	(0.27)	(0.55)	(0.82)
03/31/2010	8.76	0.36	1.11	1.47	(0.45)	0.00	(0.45)
03/31/2009	9.59	0.46	(0.38)	0.08	(0.47)	(0.44)	(0.91)
03/31/2008	9.24	0.44	0.41	0.85	(0.44)	(0.06)	(0.50)

PIMCO Total Return Fund IV
Institutional Class
05/26/2011 - 03/31/2012	$10.00	$0.19	$0.63	$0.82	$(0.15)	$0.00	$(0.15)
Class P
05/26/2011 - 03/31/2012	10.00	0.23	0.59	0.82	(0.15)	0.00	(0.15)
Class A
05/26/2011 - 03/31/2012	10.00	0.17	0.63	0.80	(0.13)	0.00	(0.13)

PIMCO Unconstrained Bond Fund
Institutional Class
03/31/2012	$11.17	$0.37	$(0.23)	$0.14	$(0.27)	$0.00	$(0.27)
03/31/2011	11.01	0.31	0.13	0.44	(0.26)	(0.02)	(0.28)
03/31/2010	10.17	0.39	1.07	1.46	(0.37)	(0.25)	(0.62)
06/30/2008 - 03/31/2009	10.00	0.22	0.11	0.33	(0.16)	0.00	(0.16)
Class P
03/31/2012	11.17	0.36	(0.23)	0.13	(0.26)	0.00	(0.26)
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	(0.27)
03/31/2010	10.17	0.37	1.08	1.45	(0.36)	(0.25)	(0.61)
06/30/2008 - 03/31/2009	10.00	0.21	0.11	0.32	(0.15)	0.00	(0.15)
Class D
03/31/2012	11.17	0.32	(0.22)	0.10	(0.23)	0.00	(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	(0.57)
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	(0.13)
Class A
03/31/2012	11.17	0.33	(0.23)	0.10	(0.23)	0.00	(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	(0.57)
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	(0.13)
Class C
03/31/2012	11.17	0.25	(0.23)	0.02	(0.15)	0.00	(0.15)
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	(0.15)
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	(0.49)
07/31/2008 - 03/31/2009	9.89	0.13	0.23	0.36	(0.08)	0.00	(0.08)
Class R
03/31/2012	11.17	0.30	(0.23)	0.07	(0.20)	0.00	(0.20)
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	(0.21)
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	(0.55)
07/31/2008 - 03/31/2009	9.89	0.17	0.22	0.39	(0.11)	0.00	(0.11)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

24	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate **

$ 9.76	4.71%	$66,045	0.60%		0.60%		0.60%		0.60%		2.68%		522%
9.64	7.29	54,539	0.60		0.60		0.60		0.60		2.69		377
9.78	17.24	3,849	0.60		0.60		0.60		0.60		2.78		459
8.76	0.00	10	0.60	*	0.60	*	0.60	*	0.60	*	(0.60	)*	305

9.76	4.55	101,645	0.75		0.75		0.75		0.75		2.53		522
9.64	7.14	101,711	0.75		0.75		0.75		0.75		2.51		377
9.78	17.08	72,002	0.78		0.78		0.75		0.75		3.77		459
8.76	1.11	36,067	1.08		1.08		0.75		0.75		5.12		305
9.59	9.52	24,558	1.02		1.02		0.75		0.75		4.70		327

$ 10.67	8.27%	$698,774	0.50	%*	0.51	%*	0.50	%*	0.51	%*	2.16	%*	771%

10.67	8.18	4,969	0.60	*	0.61	*	0.60	*	0.61	*	2.54	*	771

10.67	7.98	2,184	0.85	*	0.86	*	0.85	*	0.86	*	1.94	*	771

$ 11.04	1.31%	$8,959,702	0.91%		0.91%		0.90%		0.90%		3.35%		1,001%
11.17	4.08	9,222,128	0.98		0.98		0.90		0.90		2.79		1,240
11.01	14.62	2,711,977	0.90		0.90		0.90		0.90		3.59		1,039
10.17	3.40	578,445	0.91	*	0.93	*	0.90	*	0.92	*	2.91	*	417

11.04	1.21	1,167,332	1.01		1.01		1.00		1.00		3.25		1,001
11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240
11.01	14.52	340,363	1.00		1.00		1.00		1.00		3.37		1,039
10.17	3.32	129	1.01	*	1.03	*	1.00	*	1.02	*	2.84	*	417

11.04	0.90	1,141,138	1.31		1.31		1.30		1.30		2.95		1,001
11.17	3.66	1,367,527	1.38		1.38		1.30		1.30		2.41		1,240
11.01	14.17	767,372	1.30		1.30		1.30		1.30		3.15		1,039
10.17	3.09	134,508	1.31	*	1.33	*	1.30	*	1.32	*	2.51	*	417

11.04	0.90	1,802,378	1.31		1.31		1.30		1.30		2.95		1,001
11.17	3.66	2,666,336	1.38		1.38		1.30		1.30		2.39		1,240
11.01	14.16	1,152,457	1.30		1.30		1.30		1.30		3.14		1,039
10.17	3.08	198,080	1.31	*	1.33	*	1.30	*	1.32	*	2.48	*	417

11.04	0.19	1,004,843	2.02		2.06		2.01		2.05		2.24		1,001
11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240
11.01	13.31	485,355	2.05		2.05		2.05		2.05		2.34		1,039
10.17	3.66	41,397	2.06	*	2.08	*	2.05	*	2.07	*	1.91	*	417

11.04	0.65	15,687	1.56		1.56		1.55		1.55		2.69		1,001
11.17	3.41	37,398	1.63		1.63		1.55		1.55		2.16		1,240
11.01	13.88	4,531	1.55		1.55		1.55		1.55		3.04		1,039
10.17	3.99	9,537	1.56	*	1.58	*	1.55	*	1.57	*	2.52	*	417

ANNUAL REPORT	MARCH 31, 2012	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund

Assets:
Investments, at value	$417,071	$2,857,250	$6,074,672
Investments in Affiliates, at value	2,784	456,773	59,088
Repurchase agreements, at value	318	3,552	34,833
Cash	0	6	148
Deposits with counterparty	6	0	7
Foreign currency, at value	18	0	27
Receivable for investments sold	8,213	4,813,295	164,291
Receivable for investments sold on a delayed-delivery basis	9,748	0	0
Receivable for cross-currency swap exchanges	0	0	0
Receivable for Fund shares sold	4,669	4,893	30,136
Interest and dividends receivable	508	5,364	63,430
Dividends receivable from Affiliates	1	48	8
Variation margin receivable on financial derivative instruments	0	0	0
OTC swap premiums paid	0	0	391
Unrealized appreciation on foreign currency contracts	68	0	2,367
Unrealized appreciation on OTC swap agreements	0	197	1,887
	443,404	8,141,378	6,431,285

Liabilities:
Payable for reverse repurchase agreements	$5,260	$0	$224,405
Payable for investments purchased	7,398	5,613,629	96,065
Payable for investments in Affiliates purchased	2	48	8
Payable for investments purchased on a delayed-delivery basis	50,373	0	192,042
Payable for short sales	0	440,867	63,080
Deposits from counterparty	0	1,780	2,674
Payable for cross-currency swap exchanges	0	0	0
Payable for Fund shares redeemed	79	5,490	1,447
Dividends payable	124	212	395
Overdraft due to custodian	0	0	0
Written options outstanding	864	0	14,222
Accrued investment advisory fees	78	451	1,270
Accrued supervisory and administrative fees	83	694	1,271
Accrued distribution fees	0	195	0
Accrued servicing fees	0	217	0
Variation margin payable on financial derivative instruments	4	0	1,270
Reimbursement to PIMCO	0	0	0
OTC swap premiums received	0	0	0
Unrealized depreciation on foreign currency contracts	80	0	4,329
Unrealized depreciation on OTC swap agreements	0	0	178
Other liabilities	0	0	0
	64,345	6,063,583	602,656

Net Assets	$379,059	$2,077,795	$5,828,629

Net Assets Consist of:
Paid in capital	$334,013	$2,036,455	$5,349,318
Undistributed (overdistributed) net investment income	660	4,505	(10,227)
Accumulated undistributed net realized gain (loss)	41,149	20,794	21,865
Net unrealized appreciation (depreciation)	3,237	16,041	467,673
	$379,059	$2,077,795	$5,828,629

Cost of Investments	$414,211	$2,840,349	$5,608,030
Cost of Investments in Affiliates	$2,784	$456,774	$59,089
Cost of Repurchase Agreements	$318	$3,552	$34,833
Cost of Foreign Currency Held	$15	$0	$26
Proceeds Received on Short Sales	$0	$439,811	$63,023
Premiums Received on Written Options	$1,022	$0	$15,938

26	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$1,542,555	$683,574	$3,906,634	$4,264,500	$674,795	$21,639,882
106,247	218,638	143,433	290,294	23,924	67,760
3,901	0	7,688	48,288	3,154	162,500
0	0	362	874	0	0
0	0	80	84	10	20
0	0	0	4,533	1,288	7,056
61,455	565,663	836,120	1,262,695	107,717	11,786,186
54,193	0	0	0	0	74,327
0	0	0	0	0	26,750
3,835	2,009	19,985	966	607	20,678
10,819	1,070	21,286	21,578	4,934	161,977
214	48	55	43	16	29
0	0	2,314	363	485	40,421
204	2,006	0	7,060	506	202,152
0	0	0	7,660	832	93,760
430	1,294	1,924	19,089	475	112,696
1,783,853	1,474,302	4,939,881	5,928,027	818,743	34,396,194

$136,248	$0	$38,466	$7,415	$0	$2,513,450
41,309	892,285	1,424,096	2,049,383	77,030	9,623,583
214	48	55	43	16	29
9,516	0	0	0	9,796	3,918,745
4,256	42,451	23,020	39,914	20,542	3,476,238
950	3,960	720	17,951	290	330,640
0	0	0	0	0	26,244
2,770	551	12,452	24,422	515	52,350
343	60	675	768	0	3,079
1	96	0	0	0	194
2,248	0	5,551	5,682	0	86,943
259	115	764	809	153	7,650
323	169	765	814	154	4,705
91	32	17	27	0	676
66	25	0	0	1	630
1,954	0	581	691	416	2,644
0	0	0	0	17	0
84	0	2,445	9,993	1,378	51,678
0	0	0	13,582	2,492	62,252
0	0	49	6,346	16	143,383
0	0	0	0	0	1
200,632	939,792	1,509,656	2,177,840	112,816	20,305,114

$1,583,221	$534,510	$3,430,225	$3,750,187	$705,927	$14,091,080

$1,554,640	$532,665	$3,269,562	$3,614,297	$689,744	$14,086,055
749	4,385	(540)	12,228	2,070	73,842
6,359	3,006	(12,167)	(3,139)	2,458	(315,335)
21,473	(5,546)	173,370	126,801	11,655	246,518
$1,583,221	$534,510	$3,430,225	$3,750,187	$705,927	$14,091,080

$1,522,646	$690,427	$3,752,333	$4,151,384	$661,532	$21,423,373
$106,250	$218,635	$143,429	$290,294	$23,924	$67,766
$3,901	$0	$7,688	$48,288	$3,154	$162,500
$0	$0	$0	$4,529	$1,285	$7,031
$4,259	$42,460	$22,964	$39,798	$20,484	$3,470,510
$2,566	$0	$16,384	$16,587	$0	$79,401

ANNUAL REPORT	MARCH 31, 2012	27

Statements of Assets and Liabilities (Cont.)

	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund

Net Assets:
Institutional Class	$305,425	$660,966	$5,815,733
Class P	73,634	114,939	12,896
Administrative Class	NA	NA	NA
Class D	NA	295,028	NA
Class A	NA	706,763	NA
Class B	NA	10,998	NA
Class C	NA	289,101	NA
Class R	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	31,838	56,230	503,807
Class P	7,676	9,778	1,117
Administrative Class	NA	NA	NA
Class D	NA	25,099	NA
Class A	NA	60,126	NA
Class B	NA	936	NA
Class C	NA	24,594	NA
Class R	NA	NA	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$9.59	$11.75	$11.54
Class P	9.59	11.75	11.54
Administrative Class	NA	NA	NA
Class D	NA	11.75	NA
Class A	NA	11.75	NA
Class B	NA	11.75	NA
Class C	NA	11.75	NA
Class R	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

28	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$812,883	$197,818	$3,329,568	$3,582,497	$698,774	$8,959,702
403,440	42,441	16,145	66,045	4,969	1,167,332
70,022	72,356	84,512	101,645	NA	NA
NA	107,224	NA	NA	NA	1,141,138
228,297	87,646	NA	NA	2,184	1,802,378
4,282	1,396	NA	NA	NA	NA
64,297	25,629	NA	NA	NA	1,004,843
NA	NA	NA	NA	NA	15,687

74,639	18,566	311,234	367,050	65,496	811,892
37,044	3,983	1,509	6,767	466	105,779
6,429	6,791	7,900	10,414	NA	NA
NA	10,063	NA	NA	NA	103,405
20,962	8,226	NA	NA	205	163,324
393	131	NA	NA	NA	NA
5,904	2,405	NA	NA	NA	91,055
NA	NA	NA	NA	NA	1,422

$10.89	$10.66	$10.70	$9.76	$10.67	$11.04
10.89	10.66	10.70	9.76	10.67	11.04
10.89	10.66	10.70	9.76	NA	NA
NA	10.66	NA	NA	NA	11.04
10.89	10.66	NA	NA	10.67	11.04
10.89	10.66	NA	NA	NA	NA
10.89	10.66	NA	NA	NA	11.04
NA	NA	NA	NA	NA	11.04

ANNUAL REPORT	MARCH 31, 2012	29

Statements of Operations

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund

Investment Income:
Interest	$13,748	$37,192	$274,420
Dividends	0	0	698
Dividends from Affiliate investments	26	991	226
Miscellaneous income	0	0	0
Total Income	13,774	38,183	275,344

Expenses:
Investment advisory fees	884	4,179	14,273
Supervisory and administrative fees	890	6,468	14,286
Distribution and/or servicing fees - Administrative Class	0	0	0
Distribution fees - Class B	0	99	0
Distribution fees - Class C	0	1,797	0
Distribution fees - Class R	0	0	0
Servicing fees - Class A	0	1,509	0
Servicing fees - Class B	0	33	0
Servicing fees - Class C	0	599	0
Servicing fees - Class R	0	0	0
Trustees’ fees	1	5	17
Organization expense	0	0	0
Interest expense	7	21	188
Miscellaneous expense	0	1	3
Total Expenses	1,782	14,711	28,767
Waiver and/or Reimbursement by PIMCO	0	0	0
Net Expenses	1,782	14,711	28,767

Net Investment Income	11,992	23,472	246,577

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	110,058	80,969	269,121
Net realized gain (loss) on Affiliate investments	1	279	54
Net realized gain (loss) on futures contracts	191	(501)	35,392
Net realized gain (loss) on written options	(421)	1,395	(2,685)
Net realized gain (loss) on swaps	66	992	201
Net realized gain (loss) on foreign currency transactions	(432)	0	(7,694)
Net change in unrealized appreciation (depreciation) on investments	9,330	6,664	348,769
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	(1)	(3)
Net change in unrealized appreciation (depreciation) on futures contracts	364	0	(3,325)
Net change in unrealized appreciation (depreciation) on written options	139	0	1,643
Net change in unrealized appreciation (depreciation) on swaps	(159)	(222)	(1,336)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(350)	0	(5,009)
Net Gain (Loss)	118,787	89,575	635,128

Net Increase in Net Assets Resulting from Operations	$130,779	$113,047	$881,705

30	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$48,232	$13,799	$96,098	$107,879	$9,462	$697,526
0	0	7,712	5,986	0	2,701
200	254	1,829	1,337	232	833
0	0	0	1	0	0
48,432	14,053	105,639	115,203	9,694	701,060

3,018	1,283	8,672	8,791	904	99,035
3,697	1,884	8,679	8,849	906	61,592
209	179	228	247	0	0
43	16	0	0	0	0
432	205	0	0	0	9,032
0	0	0	0	0	63
550	215	0	0	2	6,026
14	5	0	0	0	0
144	68	0	0	0	3,011
0	0	0	0	0	63
4	2	10	11	1	49
0	0	0	0	34	0
85	18	18	25	0	948
1	0	2	2	0	9
8,197	3,875	17,609	17,925	1,847	179,828
0	0	0	0	(17)	(534)
8,197	3,875	17,609	17,925	1,830	179,294

40,235	10,178	88,030	97,278	7,864	521,766

212,830	24,005	89,824	90,342	1,364	479,947
(8)	53	(133)	(27)	91	661
7,231	(153)	28,105	25,916	1,513	6,281
2,023	440	(929)	(5,197)	0	101,663
517	2,521	(88,719)	(38,949)	1,006	(883,682)
0	0	0	(2,762)	1,683	73,328
30,330	(6,499)	54,507	(12,735)	13,205	(162,987)
(3)	3	(106)	(62)	0	(172)
750	0	3,285	436	(1,568)	6,430
241	0	14,710	14,686	0	(4,373)
(342)	(1,459)	6,230	2,436	1,674	(35,635)
0	0	0	(8,817)	(1,656)	33,467
253,569	18,911	106,774	65,267	17,312	(385,072)

$293,804	$29,089	$194,804	$162,545	$25,176	$136,694

ANNUAL REPORT	MARCH 31, 2012	31

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Long Duration Total Return Fund		PIMCO Long-Term U.S. Government Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,992	$14,696	$23,472	$26,942	$246,577	$202,733	$40,235	$37,466
Net realized gain (loss)	109,462	4,427	82,855	53,684	294,335	154,309	222,601	56,607
Net realized gain (loss) on Affiliate investments	1	0	279	139	54	40	(8)	7
Net change in unrealized appreciation (depreciation)	9,324	11,908	6,442	(6,211)	340,742	(29,580)	30,979	28,547
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	(1)	0	(3)	2	(3)	0
Net increase resulting from operations	130,779	31,031	113,047	74,554	881,705	327,504	293,804	122,627

Distributions to Shareholders:
From net investment income
Institutional Class	(11,464)	(14,355)	(11,187)	(10,394)	(242,634)	(224,940)	(29,273)	(25,898)
Class P	(192)	(42)	(1,716)	(1,205)	(527)	(246)	(1,527)	(843)
Administrative Class	0	0	0	0	0	0	(2,425)	(4,461)
Class D	0	0	(4,205)	(3,243)	0	0	0	0
Class A	0	0	(10,931)	(9,667)	0	0	(6,131)	(7,659)
Class B	0	0	(138)	(284)	0	0	(119)	(365)
Class C	0	0	(2,534)	(2,957)	0	0	(1,168)	(1,501)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(24,778)	(12,720)	(15,928)	(23,539)	(234,196)	(146,085)	(114,013)	(43,417)
Class P	(125)	(42)	(2,758)	(3,087)	(588)	(222)	(6,608)	(1,604)
Administrative Class	0	0	0	0	0	0	(11,049)	(10,451)
Class D	0	0	(7,437)	(9,441)	0	0	0	0
Class A	0	0	(18,611)	(27,873)	0	0	(26,831)	(17,791)
Class B	0	0	(343)	(1,137)	0	0	(602)	(854)
Class C	0	0	(6,949)	(14,456)	0	0	(7,277)	(4,501)
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	(36,559)	(27,159)	(82,737)	(107,283)	(477,945)	(371,493)	(207,023)	(119,345)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(97,740)	53,573	729,424	5,238	287,069	1,202,877	673,862	(697,555)

Total Increase (Decrease) in Net Assets	(3,520)	57,445	759,734	(27,491)	690,829	1,158,888	760,643	(694,273)

Net Assets:
Beginning of year or period	382,579	325,134	1,318,061	1,345,552	5,137,800	3,978,912	822,578	1,516,851
End of year or period*	$379,059	$382,579	$2,077,795	$1,318,061	$5,828,629	$5,137,800	$1,583,221	$822,578

*Including undistributed (overdistributed) net investment income of:	$660	$1,106	$4,505	$3,742	$10,227	$(5,563)	$749	$455

**	See note 11 in the Notes to Financial Statements.

32	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund III		PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Period From May 26, 2011 to March 31, 2012	Year Ended March 31, 2012	Year Ended March 31, 2011

$10,178	$16,006	$88,030	$72,281	$97,278	$89,828	$7,864	$521,766	$299,582
26,813	17,684	28,281	121,209	69,350	102,668	5,566	(222,463)	(193,829)
53	65	(133)	405	(27)	298	91	661	105
(7,958)	1,076	78,732	10,278	(3,994)	37,288	11,655	(163,098)	251,167
3	0	(106)	196	(62)	110	0	(172)	181
29,089	34,831	194,804	204,369	162,545	230,192	25,176	136,694	357,206

(5,219)	(7,180)	(89,402)	(74,474)	(116,251)	(94,814)	(8,936)	(247,389)	(156,644)
(972)	(903)	(175)	(71)	(1,951)	(869)	(39)	(32,724)	(17,859)
(1,782)	(2,121)	(2,181)	(1,965)	(3,162)	(2,559)	0	0	0
(2,281)	(3,125)	0	0	0	0	0	(26,329)	(20,157)
(2,004)	(3,148)	0	0	0	0	(19)	(47,697)	(37,540)
(35)	(122)	0	0	0	0	0	0	0
(436)	(803)	0	0	0	0	0	(15,798)	(10,108)
0	0	0	0	0	0	0	(419)	(294)

(5,630)	(8,147)	0	(191,176)	(29)	(175,962)	0	0	(18,434)
(1,313)	(1,181)	0	(200)	0	(1,601)	0	0	(2,025)
(2,049)	(2,680)	0	(5,966)	(1)	(5,608)	0	0	0
(2,881)	(4,113)	0	0	0	0	0	0	(2,509)
(2,439)	(4,265)	0	0	0	0	0	0	(4,903)
(56)	(176)	0	0	0	0	0	0	0
(787)	(1,411)	0	0	0	0	0	0	(2,198)
0	0	0	0	0	0	0	0	(35)

0	0	0	(3,302)	0	0	0	0	0
0	0	0	(3)	0	0	0	0	0
0	0	0	(98)	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0

(27,884)	(39,375)	(91,758)	(277,255)	(121,394)	(281,413)	(8,994)	(370,356)	(272,706)

13,624	(126,787)	40,211	145,801	404,919	284,194	689,745	(1,647,574)	10,425,761

14,829	(131,331)	143,257	72,915	446,070	232,973	705,927	(1,881,236)	10,510,261

519,681	651,012	3,286,968	3,214,053	3,304,117	3,071,144	0	15,972,316	5,462,055
$534,510	$519,681	$3,430,225	$3,286,968	$3,750,187	$3,304,117	$705,927	$14,091,080	$15,972,316

$4,385	$1,579	$(540)	$(995)	$12,228	$(6,360)	$2,070	$73,842	$(16,071)

ANNUAL REPORT	MARCH 31, 2012	33

Schedule of Investments PIMCO Extended Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 0.7%
American International Group, Inc.
8.250% due 08/15/2018	$1,200	$1,444
Royal Bank of Scotland Group PLC
1.461% due 04/23/2012	1,000	1,000

		2,444

INDUSTRIALS 0.0%
Georgia-Pacific LLC
7.750% due 11/15/2029	30	37
News America, Inc.
6.150% due 02/15/2041	100	115

		152

UTILITIES 0.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	900	1,111
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018	700	824

		1,935

Total Corporate Bonds & Notes (Cost $3,929)		4,531

MUNICIPAL BONDS & NOTES 0.5%

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	700	843

NEVADA 0.1%
Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 06/15/2020	300	334

NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	400	453

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	75
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	300	138

		213

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	50	4

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	73

Total Municipal Bonds & Notes (Cost $1,701)		1,920

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 7.2%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030	$5,650	$2,787
4.000% due 02/25/2019	100	107
5.000% due 08/25/2033	46	54
5.500% due 04/25/2033 - 06/25/2037	427	492
6.000% due 12/25/2034	155	179
Financing Corp.
0.000% due 09/26/2019	200	169
Freddie Mac
0.000% due 01/15/2031 - 07/15/2031	5,600	2,663
0.642% due 01/15/2033	1	1
5.500% due 02/15/2024	47	52
6.000% due 06/15/2035	312	312
Ginnie Mae
5.500% due 10/20/2037	127	153
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	5,900	4,271
5.500% due 09/18/2023	300	376
NCUA Guaranteed Notes
0.613% due 11/06/2017	1,268	1,268
Residual Funding Corp. Strips
0.000% due 01/15/2030	1,100	594
Resolution Funding Corp. Strips
0.000% due 10/15/2026 - 04/15/2029	5,191	2,968
Small Business Administration
5.290% due 12/01/2027	380	426
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,420
5.500% due 06/15/2038	1,300	1,603
7.125% due 05/01/2030	4,900	7,165

Total U.S. Government Agencies (Cost $23,539)		27,060

U.S. TREASURY OBLIGATIONS 95.9%
U.S. Treasury Bonds
3.125% due 02/15/2042	900	860
4.250% due 11/15/2040 (f)	5,700	6,690
5.250% due 02/15/2029 (f)	300	392
U.S. Treasury Inflation Protected Securities (b)
2.125% due 02/15/2040 (f)	524	689
2.375% due 01/15/2025 (f)	541	689
2.375% due 01/15/2027	563	722
3.375% due 04/15/2032	128	195
U.S. Treasury Strips
0.000% due 11/15/2027	22,000	13,502
0.000% due 08/15/2028	8,200	4,890
0.000% due 02/15/2031	55,000	29,204
0.000% due 05/15/2031	22,100	11,608
0.000% due 11/15/2033	35,000	16,582
0.000% due 05/15/2036	65,000	27,817
0.000% due 02/15/2038	40,900	16,696
0.000% due 05/15/2039	7,000	2,716
0.000% due 08/15/2039	35	13
0.000% due 11/15/2039 (g)	129,400	49,154
0.000% due 05/15/2040	50	19
0.000% due 08/15/2040 (e)(g)(h)	267,900	98,477
0.000% due 11/15/2040	41,300	15,031
0.000% due 02/15/2041	20,710	7,473
0.000% due 05/15/2041	67,600	24,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2042		$104,000	$36,089

Total U.S. Treasury Obligations (Cost $365,666)			363,629

MORTGAGE-BACKED SECURITIES 1.8%
Bear Stearns Adjustable Rate Mortgage Trust
2.570% due 03/25/2035		19	18
Citigroup Mortgage Loan Trust, Inc.
2.530% due 10/25/2035		512	426
Countrywide Alternative Loan Trust
0.452% due 07/20/2046		1,679	690
Countrywide Home Loan Mortgage Pass-Through Trust
5.576% due 09/25/2047		827	547
Credit Suisse First Boston Mortgage Securities Corp.
2.434% due 07/25/2033		3	2
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,300	1,436
Indymac Index Mortgage Loan Trust
0.432% due 09/25/2046		1,392	837
JPMorgan Chase Commercial Mortgage Securities Corp.
5.734% due 02/12/2049		20	23
JPMorgan Mortgage Trust
2.853% due 07/25/2035		404	393
WaMu Mortgage Pass-Through Certificates
0.889% due 01/25/2047		5	3
0.979% due 12/25/2046		2,164	1,289
2.724% due 10/25/2046		15	12
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,100	1,205

Total Mortgage-Backed Securities (Cost $7,022)			6,881

ASSET-BACKED SECURITIES 0.0%
Bear Stearns Asset-Backed Securities Trust
3.200% due 07/25/2036		12	8

Total Asset-Backed Securities (Cost $12)			8

SOVEREIGN ISSUES 2.8%
Canada Government Bond
2.750% due 06/01/2022	CAD	3,000	3,155
4.000% due 06/01/2041		700	892
5.000% due 06/01/2037		2,100	2,994
Province of Ontario Canada
4.600% due 06/02/2039		400	468
4.700% due 06/02/2037		800	943
Province of Quebec Canada
5.750% due 12/01/2036		1,600	2,128

Total Sovereign Issues (Cost $9,927)			10,580

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/02/2012		$318	318

(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $328. Repurchase proceeds are $318.)

U.S. TREASURY BILLS 0.6%
0.146% due 09/13/2012 - 09/20/2012 (a)(d)		2,350	2,349

34	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 0.7%
PIMCO Short-Term Floating NAV Portfolio	277,800	$2,784

Total Short-Term Instruments (Cost $5,450)		5,451

PURCHASED OPTIONS (i) 0.0%
(Cost $67)		113

Total Investments 110.8% (Cost $417,313)		$420,173

Written Options (j) (0.2%) (Premiums $1,022)		(864)

Other Assets and Liabilities (Net) (10.6%)		(40,250)

Net Assets 100.0%		$379,059

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $2,349 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(e)	Securities with an aggregate market value of $873 have been pledged as collateral as of March 31, 2012 for OTC swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $5,661 at a weighted average interest rate of 0.124%. On March 31, 2012, securities valued at $5,052 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $224 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	104	$83
90-Day Eurodollar June Futures	Long	06/2013	209	167
90-Day Eurodollar March Futures	Long	03/2013	56	64

				$314

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $373 and cash of $6 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	5,432	$94	$(90)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		400	12	2

					$106	$(88)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	35

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

(i)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	8,000	$27	$60
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012		5,000	12	1
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		7,000	28	52

								$67	$113

(j)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	23	$12	$(4)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	23	6	(2)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	6	2	0
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	49	16	(13)

				$36	$(19)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012	$	16,000	$28	$0
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		5,000	29	(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		14,000	28	0
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		17,300	110	(115)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		17,300	458	(403)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		3,600	34	(38)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		9,400	87	(62)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		9,400	181	(219)

								$955	$(839)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$3,400	$31	$(6)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	176	$19,000	$213
Sales	358	202,300	1,541
Closing Buys	(286)	(123,800)	(666)
Expirations	0	0	0
Exercised	(147)	(2,100)	(66)

Balance at 03/31/2012	101	$95,400	$1,022

(k)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	4,760	06/2012	CBK	$17	$0	$17
Sell		2,029	06/2012	FBF	12	0	12
Sell		2,018	06/2012	JPM	21	0	21
Sell		1,972	06/2012	UAG	11	0	11
Sell	CNY	3,448	06/2012	BPS	0	0	0
Buy		3,448	06/2012	CBK	5	0	5
Buy		1,062	02/2013	BRC	0	(1)	(1)
Buy		17,397	02/2013	DUB	0	0	0
Sell		18,459	02/2013	RYL	1	0	1

36	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	INR	18,506	07/2012	BPS	$0	$(17)	$(17)
Sell		11,279	07/2012	BRC	0	(17)	(17)
Sell		21,356	07/2012	GST	0	(21)	(21)
Buy		55,604	07/2012	JPM	0	(18)	(18)
Buy	KRW	98,889	07/2012	UAG	0	(1)	(1)
Buy	MXN	1,148	06/2012	HUS	0	0	0
Sell	MYR	1,530	04/2012	HUS	1	0	1
Buy		1,599	04/2012	JPM	0	(5)	(5)
Buy	PHP	529	06/2012	CBK	0	0	0
Buy	SGD	51	05/2012	UAG	0	0	0

					$68	$(80)	$(12)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$2,444	$0	$2,444
Industrials	0	152	0	152
Utilities	0	1,935	0	1,935
Municipal Bonds & Notes
Connecticut	0	843	0	843
Nevada	0	334	0	334
North Carolina	0	453	0	453
Ohio	0	213	0	213
Puerto Rico	0	4	0	4
West Virginia	0	73	0	73
U.S. Government Agencies	0	25,792	1,268	27,060
U.S. Treasury Obligations	0	363,629	0	363,629
Mortgage-Backed Securities	0	6,881	0	6,881
Asset-Backed Securities	0	8	0	8
Sovereign Issues	0	10,580	0	10,580
Short-Term Instruments
Repurchase Agreements	0	318	0	318
U.S. Treasury Bills	0	2,349	0	2,349
PIMCO Short-Term Floating NAV Portfolios	2,784	0	0	2,784

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Purchased Options
Interest Rate Contracts	$0	$113	$0	$113
	$2,784	$416,121	$1,268	$420,173

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2	0	2
Foreign Exchange Contracts	0	68	0	68
Interest Rate Contracts	314	0	0	314
	$314	$70	$0	$384

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(90)	0	(90)
Foreign Exchange Contracts	0	(80)	0	(80)
Interest Rate Contracts	0	(858)	(6)	(864)
	$0	$(1,028)	$(6)	$(1,034)

Totals	$3,098	$415,163	$1,262	$419,523

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
U.S. Government Agencies	$1,677	$0	$(409)	$0	$0	$0	$0	$0	$1,268	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(19)	$0	$0	$0	$0	$13	$0	$0	$(6)	$13

Totals	$1,658	$0	$(409)	$0	$0	$13	$0	$0	$1,262	$13

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	37

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

March 31, 2012

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$113	$113
Unrealized appreciation on foreign currency contracts	0	0	0	68	0	68

	$0	$0	$0	$68	$113	$181

Liabilities:
Written options outstanding	$0	$0	$0	$0	$864	$864
Variation margin payable on financial derivative instruments (2)	0	4	0	0	0	4
Unrealized depreciation on foreign currency contracts	0	0	0	80	0	80

	$0	$4	$0	$80	$864	$948

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$13	$13
Net realized gain on futures contracts	0	0	0	0	191	191
Net realized (loss) on written options	0	0	0	0	(421)	(421)
Net realized gain (loss) on swaps	0	117	0	0	(51)	66
Net realized (loss) on foreign currency transactions	0	0	0	(520)	0	(520)

	$0	$117	$0	$(520)	$(268)	$(671)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$22	$22
Net change in unrealized appreciation on futures contracts	0	0	0	0	364	364
Net change in unrealized appreciation on written options	0	0	0	0	139	139
Net change in unrealized (depreciation) on swaps	0	(159)	0	0	0	(159)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(348)	0	(348)

	$0	$(159)	$0	$(348)	$525	$18

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $314 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(88) as reported in the Notes to Schedule of Investments.

(n)	Collateral Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
BPS	$(17)	$0	$(17)
BRC	(18)	0	(18)
CBK	16	0	16
DUB	(556)	594	38
FBF	12	0	12
GLM	59	0	59
GST	(21)	0	(21)
HUS	1	0	1
JPM	(2)	0	(2)
MYC	(281)	279	(2)
RYL	53	0	53
UAG	10	0	10

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

38	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO GNMA Fund

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 131.8%
Fannie Mae
1.500% due 04/27/2026	$2,500	$2,500
3.000% due 05/01/2027	5,000	5,166
3.500% due 04/01/2027 - 04/01/2042	20,647	21,497
4.000% due 08/01/2020 - 04/01/2042	101,300	106,691
4.110% due 03/01/2018	8	8
4.500% due 04/01/2027 - 04/01/2042	1,311	1,402
5.000% due 07/01/2017 - 04/01/2042	27,478	29,795
5.463% due 03/25/2039	8,037	8,464
5.500% due 02/01/2027 - 05/01/2042	26,849	29,265
6.000% due 09/01/2021 - 11/01/2038	13,267	14,599
Freddie Mac
2.575% due 06/01/2030 - 05/01/2031	11	11
2.772% due 05/01/2019	4	5
4.000% due 05/01/2042	1,000	1,044
5.000% due 10/01/2029	330	358
5.500% due 06/01/2035 - 03/01/2041	1,078	1,176
7.500% due 08/15/2029 (a)	15	3
Ginnie Mae
0.168% due 01/16/2044 (a)	107,315	447
0.380% due 10/16/2042 (a)	27,682	118
0.442% due 01/16/2031 - 02/16/2032	1,340	1,341
0.492% due 08/16/2032	621	622
0.542% due 12/16/2026 - 08/16/2031	377	378
0.692% due 11/16/2029	1,912	1,920
0.742% due 07/16/2028	69	70
0.750% due 05/16/2027	41	42
0.792% due 04/16/2032	143	145
0.815% due 09/20/2061	19,035	18,952
0.892% due 05/16/2029	8	8
0.924% due 02/20/2060	23,979	24,029
0.965% due 10/20/2061	21,319	21,393
1.064% due 01/20/2060	69,916	70,511
1.130% due 10/16/2044 (a)	74,075	5,141
1.151% due 01/16/2052 (a)	69,220	3,953
1.187% due 05/20/2061	7,712	7,848
1.221% due 08/20/2058	46,138	46,624
1.344% due 01/16/2030 - 02/16/2030	6,908	7,036
1.344% due 11/16/2051 (a)	46,817	2,633
1.428% due 05/20/2061	3,768	3,835
1.444% due 11/16/2044 (a)	37,121	3,304
1.470% due 11/16/2043 (a)	34,904	2,954
1.540% due 08/16/2052 (a)	49,948	4,144
1.750% due 01/20/2031 - 02/20/2035	972	1,006
1.945% due 08/16/2040 (a)	47,215	4,010
2.029% due 04/20/2061	7,989	8,321
2.250% due 02/20/2030	572	592
3.000% due 06/20/2038	398	416
3.255% due 05/20/2058	83,038	83,306
3.500% due 11/15/2040 - 05/01/2042	209,980	218,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/20/2016 - 05/01/2042	$196,897	$211,287
4.050% due 04/15/2040 - 12/15/2040	5,923	6,374
4.500% due 02/20/2018 - 05/01/2042	810,101	883,292
4.875% due 08/15/2039 - 10/15/2040	3,345	3,650
5.000% due 06/20/2039 - 05/01/2042	453,756	500,299
5.500% due 04/15/2025 - 05/01/2042	219,644	243,425
6.000% due 06/15/2028 - 05/01/2042	69,158	77,983
6.500% due 11/15/2023 - 05/01/2042	36,023	41,286
7.500% due 12/15/2023 - 06/15/2032	2,161	2,508
Small Business Administration
5.600% due 09/01/2028	3,743	4,265

Total U.S. Government Agencies (Cost $2,718,119)		2,739,712

MORTGAGE-BACKED SECURITIES 2.6%
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035	5,698	5,529
Bear Stearns Commercial Mortgage Securities
0.364% due 09/11/2042 (a)	19,200	111
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036	4,836	2,852
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.470% due 10/15/2048 (a)	123,017	943
5.886% due 11/15/2044	843	973
Credit Suisse First Boston Mortgage Securities Corp.
0.214% due 08/15/2038 (a)	5,507	6
0.929% due 03/25/2032	32	24
Credit Suisse Mortgage Capital Certificates
0.560% due 09/15/2039 (a)	77,882	665
JPMorgan Alternative Loan Trust
0.741% due 06/27/2037	9,632	7,041
JPMorgan Chase Commercial Mortgage Securities Corp.
0.617% due 07/15/2019	4,939	4,792
4.388% due 02/15/2046	4,000	4,377
LB Commercial Conduit Mortgage Trust
5.936% due 07/15/2044	3,000	3,432
LB-UBS Commercial Mortgage Trust
0.169% due 11/15/2040 (a)	44,160	60
MLCC Mortgage Investors, Inc.
2.420% due 10/25/2035	934	839
Morgan Stanley Capital
0.495% due 11/12/2041 (a)	31,526	111
Mortgage Equity Conversion Asset Trust
0.620% due 05/25/2042	18,436	15,302
0.660% due 02/25/2042	594	495
0.680% due 10/25/2041	3,198	2,670
0.680% due 01/25/2042	3,769	3,137
Structured Asset Mortgage Investments, Inc.
0.902% due 09/19/2032	101	93

Total Mortgage-Backed Securities (Cost $57,743)		53,452

ASSET-BACKED SECURITIES 3.0%
Amortizing Residential Collateral Trust
0.822% due 07/25/2032	19	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Home Equity
0.542% due 01/25/2032	$28	$22
CIT Group Home Equity Loan Trust
0.512% due 06/25/2033	24	20
Citibank Omni Master Trust
2.342% due 05/16/2016	25,000	25,063
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,266	867
Home Equity Asset Trust
0.842% due 11/25/2032	3	2
Massachusetts Educational Financing Authority
1.510% due 04/25/2038	3,949	3,943
Saxon Asset Securities Trust
0.762% due 08/25/2032	1	1
SLM Student Loan Trust
1.860% due 01/25/2018	4,780	4,887
2.060% due 04/25/2023	10,644	10,942
South Carolina Student Loan Corp.
1.038% due 03/01/2018	4,320	4,318
1.238% due 03/02/2020	8,400	8,306
1.488% due 09/03/2024	4,300	4,242
Structured Asset Securities Corp.
0.822% due 01/25/2033	59	50

Total Asset-Backed Securities (Cost $63,079)		62,678

SHORT-TERM INSTRUMENTS 22.3%

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.050% due 04/02/2012	1,400	1,400
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $1,430. Repurchase proceeds are $1,400.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	2,152	2,152
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $2,199. Repurchase proceeds are $2,152.)

		3,552

U.S. TREASURY BILLS 0.1%
0.191% due 09/13/2012 - 03/07/2013 (b)(d)	1,410	1,408

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 22.0%
PIMCO Short-Term Floating NAV Portfolio	45,581,608	456,773

Total Short-Term Instruments (Cost $461,734)		461,733

Total Investments 159.7% (Cost $3,300,675)		$3,317,575

Other Assets and Liabilities (Net) (59.7%)		(1,239,780)

Net Assets 100.0%		$2,077,795

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	39

Schedule of Investments PIMCO GNMA Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,408 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $5,079 at a weighted average interest rate of 0.142%. On March 31, 2012, there were no open reverse repurchase agreements.
(f)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GST	(2.500%	)	10/11/2021	$	500	$197	$0	$197

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)	Transactions in written call and put options for the period ended March 31, 2012:

	Notional Amount	Premium
Balance at 03/31/2011	$0	$0
Sales	448,000	4,727
Closing Buys	(448,000)	(4,727)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2012	$0	$0

(h)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2042	$24,000	$24,700	$(24,656)
Fannie Mae	3.500%	05/01/2042	26,500	27,143	(27,146)
Fannie Mae	4.000%	05/01/2042	71,000	73,907	(74,306)
Fannie Mae	4.500%	04/01/2042	20,000	21,281	(21,278)
Fannie Mae	5.000%	04/01/2027	3,000	3,232	(3,240)
Fannie Mae	5.000%	05/01/2027	3,000	3,232	(3,236)
Fannie Mae	5.000%	04/01/2042	18,000	19,417	(19,448)
Fannie Mae	5.000%	05/01/2042	30,500	32,816	(32,902)
Fannie Mae	5.500%	05/01/2042	1,000	1,085	(1,088)
Fannie Mae	6.000%	05/01/2042	20,000	22,012	(22,006)
Ginnie Mae	4.500%	04/01/2042	172,000	186,539	(187,131)
Ginnie Mae	5.500%	05/01/2042	22,000	24,447	(24,430)

				$439,811	$(440,867)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
U.S. Government Agencies	$0	$2,454,893	$284,819	$2,739,712
Mortgage-Backed Securities	0	31,848	21,604	53,452
Asset-Backed Securities	0	62,678	0	62,678
Short-Term Instruments
Repurchase Agreements	0	3,552	0	3,552
U.S. Treasury Bills	0	1,408	0	1,408
PIMCO Short-Term Floating NAV Portfolios	$456,773	$0	$0	$456,773
	$456,773	$2,554,379	$306,423	$3,317,575

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short Sales, at value	$0	$(440,867)	$0	$(440,867)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	197	0	197

Totals	$456,773	$2,113,709	$306,423	$2,876,905

40	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
U.S. Government Agencies	$228,772	$64,159	$(9,457)	$141	$352	$852	$0	$0	$284,819	$1,254
Mortgage-Backed Securities	25,608	0	(929)	50	60	(3,185)	0	0	21,604	(3,171)

Totals	$254,380	$64,159	$(10,386)	$191	$412	$(2,333)	$0	$0	$306,423	$(1,917)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$197	$0	$0	$0	$197

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(274)	$(274)
Net realized (loss) on futures contracts	0	0	0	0	(501)	(501)
Net realized gain on written options	0	0	0	0	1,395	1,395
Net realized gain on swaps	0	992	0	0	0	992

	$0	$992	$0	$0	$620	$1,612

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:

Net change in unrealized (depreciation) on swaps	$0	$(222)	$0	$0	$0	$(222)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
GST	$197	$(100)	$97

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	41

Schedule of Investments PIMCO Long Duration Total Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 39.2%

BANKING & FINANCE 14.9%
AIG SunAmerica Global Financing
6.900% due 03/15/2032		$735	$842
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		100	105
American Express Co.
6.150% due 08/28/2017		1,200	1,411
8.150% due 03/19/2038		7,500	11,074
American International Group, Inc.
5.050% due 10/01/2015		2,000	2,133
5.850% due 01/16/2018		3,000	3,270
6.250% due 05/01/2036		8,280	8,970
6.765% due 11/15/2017	GBP	367	643
6.820% due 11/15/2037		$1,722	1,849
8.175% due 05/15/2068		3,400	3,616
8.250% due 08/15/2018		1,900	2,286
Anadarko Finance Co.
7.500% due 05/01/2031		20,222	24,992
Asian Development Bank
5.820% due 06/16/2028		500	627
Banco Bradesco S.A.
2.598% due 05/16/2014		19,400	19,709
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	17,000	23,500
6.000% due 01/22/2020		$9,700	10,937
Bank of America Corp.
0.833% due 08/15/2016		100	85
5.625% due 07/01/2020		2,985	3,116
Bank of America N.A.
6.000% due 10/15/2036		12,790	12,662
Bank One Corp.
7.625% due 10/15/2026		95	114
8.000% due 04/29/2027		100	124
Barclays Bank PLC
6.050% due 12/04/2017		1,100	1,136
10.179% due 06/12/2021		11,560	13,711
Barrick International Barbados Corp.
6.350% due 10/15/2036		10,490	11,899
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,400	1,466
7.250% due 04/22/2020		2,500	2,656
Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018		230	272
BNP Paribas S.A.
5.186% due 06/29/2049		7,000	6,125
Capital One Capital
8.875% due 05/15/2040		6,600	6,663
10.250% due 08/15/2039		1,800	1,858
Citigroup Capital
8.300% due 12/21/2077		100	101
Citigroup, Inc.
5.365% due 03/06/2036 (n)	CAD	5,940	4,877
5.850% due 12/11/2034		$220	225
5.875% due 05/29/2037		2,100	2,157
6.125% due 05/15/2018		3,600	4,040
6.625% due 06/15/2032		4,250	4,362
6.875% due 03/05/2038		21,900	25,299
8.125% due 07/15/2039		22,200	28,786
Commonwealth Bank of Australia
5.000% due 10/15/2019		1,900	2,055
Credit Agricole S.A.
8.375% due 10/29/2049		10,000	9,350
Fifth Third Bancorp
6.250% due 05/01/2013		255	268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Electric Capital Corp.
5.500% due 09/15/2066	GBP	100	$149
5.875% due 01/14/2038		$14,600	16,058
6.150% due 08/07/2037		4,455	5,048
6.375% due 11/15/2067		250	256
6.750% due 03/15/2032		18,880	22,567
6.875% due 01/10/2039		7,800	9,638
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		1,500	1,617
6.125% due 02/15/2033		350	347
6.250% due 02/01/2041		27,400	27,076
6.450% due 05/01/2036		900	871
6.750% due 10/01/2037		20,185	19,732
7.250% due 04/10/2028	GBP	2,000	3,495
7.500% due 02/15/2019		$3,600	4,118
HBOS PLC
6.000% due 11/01/2033		2,600	1,977
6.750% due 05/21/2018		8,500	7,986
HCP, Inc.
6.750% due 02/01/2041		800	937
HSBC Bank USA N.A.
5.625% due 08/15/2035		400	407
5.875% due 11/01/2034		230	239
7.000% due 01/15/2039		19,550	22,839
HSBC Capital Funding LP
4.610% due 12/29/2049		600	579
HSBC Holdings PLC
6.375% due 10/18/2022	GBP	2,300	3,819
6.500% due 05/02/2036		$2,040	2,270
6.500% due 09/15/2037		7,900	8,871
6.800% due 06/01/2038		2,800	3,208
ING Bank NV
1.875% due 06/09/2014		15,600	15,445
JPMorgan Chase & Co.
4.250% due 10/15/2020		7,000	7,177
4.350% due 08/15/2021		10,000	10,233
4.400% due 07/22/2020		10,000	10,389
5.400% due 01/06/2042		700	744
6.000% due 01/15/2018		2,000	2,316
6.400% due 05/15/2038		2,305	2,743
7.900% due 04/29/2049		1,400	1,539
JPMorgan Chase Capital
6.450% due 01/15/2087		9,950	10,000
6.550% due 09/15/2066		1,710	1,727
6.950% due 08/01/2066		11,500	11,592
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027^		1,200	357
Lincoln National Corp.
6.300% due 10/09/2037		400	430
Lloyds TSB Bank PLC
12.000% due 12/29/2049		3,500	3,665
Majapahit Holding BV
7.875% due 06/29/2037		2,900	3,661
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014	EUR	2,500	3,169
6.110% due 01/29/2037		$200	190
6.400% due 08/28/2017		19,900	21,722
6.875% due 04/25/2018		22,550	25,094
6.875% due 11/15/2018		9,100	10,141
7.750% due 04/30/2018	GBP	1,900	3,363
7.750% due 05/14/2038		$400	437
MetLife, Inc.
5.700% due 06/15/2035		5,500	6,401
5.875% due 02/06/2041		5,000	5,986
Monumental Global Funding Ltd.
5.500% due 04/22/2013		100	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
0.883% due 01/09/2014		$5,400	$5,138
5.625% due 09/23/2019		800	792
6.250% due 08/28/2017		14,000	14,756
6.625% due 04/01/2018		5,000	5,270
7.300% due 05/13/2019		1,000	1,077
National City Bank
5.800% due 06/07/2017		380	422
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		520	720
New York Life Insurance Co.
6.750% due 11/15/2039		5,300	6,644
North American Development Bank
4.375% due 02/11/2020		10,625	11,642
Northwestern Mutual Life Insurance
6.063% due 03/30/2040		10,000	11,780
Pacific Life Insurance Co.
9.250% due 06/15/2039		18,900	24,489
PNC Funding Corp.
5.500% due 09/28/2012		130	133
PNC Preferred Funding Trust
8.700% due 03/29/2049		200	206
Prudential Financial, Inc.
6.625% due 12/01/2037		1,000	1,155
Rabobank Capital Funding Trust
5.260% due 12/29/2049		8,000	7,799
Rabobank Group
5.250% due 05/24/2041		9,900	10,125
11.000% due 12/29/2049		18,200	23,231
RBS Capital Trust
6.425% due 12/29/2049		6,690	4,616
Regions Financial Corp.
7.375% due 12/10/2037		4,000	4,010
Resona Bank Ltd.
5.850% due 09/29/2049		100	104
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		18,200	18,234
7.648% due 08/29/2049		2,850	2,430
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,000	1,036
Simon Property Group LP
6.750% due 02/01/2040		5,900	7,258
SLM Corp.
5.625% due 08/01/2033		6,400	5,467
8.000% due 03/25/2020		3,900	4,222
Springleaf Finance Corp.
4.875% due 07/15/2012		200	194
SunTrust Banks, Inc.
6.000% due 09/11/2017		505	568
Svenska Handelsbanken AB
1.474% due 09/14/2012		5,300	5,317
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		18,900	23,419
U.S. Trade Funding Corp.
4.260% due 11/15/2014		5,268	5,491
UBS AG
4.875% due 08/04/2020		6,300	6,556
UBS Preferred Funding Trust
6.243% due 05/29/2049		4,200	4,105
Wachovia Bank N.A.
5.850% due 02/01/2037		1,050	1,152
6.600% due 01/15/2038		18,561	22,169
Wachovia Corp.
5.625% due 10/15/2016		100	112
Wells Fargo & Co.
4.558% due 05/10/2012	AUD	7,000	7,247
7.980% due 03/29/2049		$3,200	3,500

42	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westpac Banking Corp.
0.664% due 12/14/2012	$10,000	$10,010
Westpac Securities NZ Ltd.
2.500% due 05/25/2012	10,000	10,025
Weyerhaeuser Co.
7.375% due 03/15/2032	16,400	17,478

		872,199

INDUSTRIALS 17.1%
AGL Capital Corp.
5.875% due 03/15/2041	9,600	11,291
Alcoa, Inc.
5.400% due 04/15/2021	14,800	15,315
ALROSA Finance S.A.
7.750% due 11/03/2020	800	858
Altria Group, Inc.
9.950% due 11/10/2038	18,645	28,374
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	12,300	14,364
6.375% due 03/01/2035	700	831
Amgen, Inc.
5.650% due 06/15/2042	19,800	21,183
6.375% due 06/01/2037	2,500	2,871
6.400% due 02/01/2039	5,000	5,791
6.900% due 06/01/2038	1,200	1,468
Anadarko Petroleum Corp.
6.450% due 09/15/2036	1,525	1,766
7.950% due 06/15/2039	1,300	1,738
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100	7,692
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	500	660
Anheuser-Busch InBev Worldwide, Inc.
8.000% due 11/15/2039	2,800	4,186
8.200% due 01/15/2039	1,000	1,518
ArcelorMittal
6.750% due 03/01/2041	22,900	21,470
7.000% due 10/15/2039	7,000	6,689
Archer-Daniels-Midland Co.
5.765% due 03/01/2041	8,600	10,367
Baker Hughes, Inc.
5.125% due 09/15/2040	3,900	4,440
Barrick Gold Corp.
5.800% due 11/15/2034	10	11
Barrick North America Finance LLC
5.700% due 05/30/2041	9,100	9,751
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	5,100	5,625
Boston Scientific Corp.
7.000% due 11/15/2035	4,200	5,034
7.375% due 01/15/2040	12,750	16,156
Braskem Finance Ltd.
7.000% due 05/07/2020	1,000	1,129
Burlington Northern Santa Fe LLC
6.150% due 05/01/2037	450	539
6.200% due 08/15/2036	500	597
6.530% due 07/15/2037	200	237
Cameron International Corp.
5.950% due 06/01/2041	8,100	9,207
Canadian National Railway Co.
6.375% due 11/15/2037	400	507
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,396
6.250% due 03/15/2038	8,100	9,902
6.450% due 06/30/2033	100	121
6.500% due 02/15/2037	250	310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 02/01/2039	$3,725	$4,781
Cenovus Energy, Inc.
6.750% due 11/15/2039	13,400	17,302
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600	5,240
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	4,400	4,675
Codelco, Inc.
7.500% due 01/15/2019	200	251
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,420
Comcast Corp.
6.400% due 03/01/2040	27,000	33,223
6.550% due 07/01/2039	1,150	1,408
7.050% due 03/15/2033	7,590	9,292
Conoco Funding Co.
7.250% due 10/15/2031	10	14
Covidien International Finance S.A.
6.550% due 10/15/2037	300	389
COX Communications, Inc.
6.450% due 12/01/2036	400	459
8.375% due 03/01/2039	23,838	33,580
Crown Americas LLC
6.250% due 02/01/2021	10,000	10,800
Crown Castle Towers LLC
6.113% due 01/15/2040	1,100	1,224
CSX Corp.
6.150% due 05/01/2037	800	929
6.220% due 04/30/2040	4,200	4,991
CVS Caremark Corp.
6.125% due 09/15/2039	1,200	1,403
CVS Pass-Through Trust
5.789% due 01/10/2026	2,957	3,186
5.926% due 01/10/2034	2,590	2,775
6.036% due 12/10/2028	143	157
7.507% due 01/10/2032	15,913	19,114
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	19,927	27,400
9.250% due 06/01/2032	3,700	5,455
Devon Energy Corp.
7.950% due 04/15/2032	2,900	4,077
Devon Financing Corp. ULC
7.875% due 09/30/2031	3,755	5,183
Dow Chemical Co.
5.250% due 11/15/2041	4,100	4,237
9.400% due 05/15/2039	16,200	24,924
Eli Lilly & Co.
5.550% due 03/15/2037	35	42
Enbridge Energy Partners LP
6.300% due 12/15/2034	900	1,007
Encana Corp.
6.500% due 08/15/2034	1,800	1,917
6.500% due 02/01/2038	9,550	10,212
6.625% due 08/15/2037	8,400	9,150
Energy Transfer Partners LP
6.625% due 10/15/2036	6,500	6,746
7.500% due 07/01/2038	2,100	2,386
Enterprise Products Operating LLC
5.750% due 03/01/2035	600	648
EOG Resources, Inc.
5.875% due 09/15/2017	1,900	2,278
Georgia-Pacific LLC
5.400% due 11/01/2020	1,900	2,124
7.750% due 11/15/2029	80	100
8.000% due 01/15/2024	1,750	2,231
8.875% due 05/15/2031	5,700	7,693

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gerdau Holdings, Inc.
7.000% due 01/20/2020	$1,100	$1,273
Gerdau Trade, Inc.
5.750% due 01/30/2021	500	532
Hess Corp.
7.300% due 08/15/2031	1,300	1,655
HJ Heinz Finance Co.
7.125% due 08/01/2039	7,850	9,987
KeySpan Corp.
5.803% due 04/01/2035	120	133
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	4,450	4,600
6.375% due 03/01/2041	1,300	1,428
6.950% due 01/15/2038	2,600	2,971
7.300% due 08/15/2033	3,000	3,458
7.400% due 03/15/2031	300	351
Kraft Foods, Inc.
6.500% due 02/09/2040	41,400	50,973
7.000% due 08/11/2037	900	1,139
Kroger Co.
6.900% due 04/15/2038	9,600	11,963
7.500% due 04/01/2031	200	255
Marathon Oil Corp.
6.600% due 10/01/2037	900	1,078
McDonald’s Corp.
5.700% due 02/01/2039	55	69
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	2,900	2,248
NBCUniversal Media LLC
5.950% due 04/01/2041	8,300	9,558
6.400% due 04/30/2040	10,600	12,754
Newmont Mining Corp.
6.250% due 10/01/2039	16,700	18,569
News America, Inc.
6.150% due 02/15/2041	10,300	11,806
6.200% due 12/15/2034	300	333
6.650% due 11/15/2037	5,000	5,831
Norfolk Southern Corp.
4.837% due 10/01/2041	7,000	7,221
7.250% due 02/15/2031	181	241
Novatek Finance Ltd.
5.326% due 02/03/2016	1,500	1,585
Oracle Corp.
5.375% due 07/15/2040	6,300	7,289
Pemex Project Funding Master Trust
6.625% due 06/15/2035	520	598
6.625% due 06/15/2038	3,600	4,140
Pernod-Ricard S.A.
5.750% due 04/07/2021	3,000	3,327
Petro-Canada
5.950% due 05/15/2035	300	346
Petrobras International Finance Co.
6.875% due 01/20/2040	9,600	11,343
7.875% due 03/15/2019	10,500	13,004
Pfizer, Inc.
7.200% due 03/15/2039	2,330	3,369
Philip Morris International, Inc.
6.375% due 05/16/2038	4,200	5,223
PPG Industries, Inc.
5.500% due 11/15/2040	6,800	7,515
Pride International, Inc.
7.875% due 08/15/2040	8,100	10,862
Reynolds American, Inc.
7.250% due 06/15/2037	1,700	1,984
Roche Holdings, Inc.
7.000% due 03/01/2039	5,500	7,484

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	43

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rockies Express Pipeline LLC
6.850% due 07/15/2018	$200	$188
6.875% due 04/15/2040	20,100	16,231
7.500% due 07/15/2038	4,100	3,444
Sinochem Overseas Capital Co. Ltd.
6.300% due 11/12/2040	11,100	10,507
Stanley Black & Decker, Inc.
5.200% due 09/01/2040	4,800	5,081
Suncor Energy, Inc.
6.500% due 06/15/2038	800	996
6.850% due 06/01/2039	2,500	3,228
Target Corp.
7.000% due 01/15/2038	9,140	12,314
Teck Resources Ltd.
6.000% due 08/15/2040	5,000	5,268
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	7,100	6,982
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	3,000	3,407
7.625% due 04/01/2037	4,720	5,651
8.375% due 06/15/2032	3,600	4,411
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	1,000	1,200
Time Warner Cable, Inc.
6.550% due 05/01/2037	7,300	8,458
6.750% due 06/15/2039	2,700	3,221
7.300% due 07/01/2038	1,225	1,546
Time Warner, Inc.
5.875% due 11/15/2016	100	117
6.100% due 07/15/2040	14,000	15,677
6.200% due 03/15/2040	7,800	8,843
6.250% due 03/29/2041	18,845	21,546
6.500% due 11/15/2036	8,662	10,056
7.700% due 05/01/2032	70	91
TransCanada PipeLines Ltd.
7.625% due 01/15/2039	10,000	14,156
Transocean, Inc.
6.800% due 03/15/2038	20,675	23,133
Union Pacific Corp.
6.150% due 05/01/2037	400	479
Usiminas Commercial Ltd.
7.250% due 01/18/2018	1,700	1,903
UST LLC
5.750% due 03/01/2018	600	657
Vale Overseas Ltd.
6.875% due 11/21/2036	1,210	1,406
6.875% due 11/10/2039	4,300	5,030
8.250% due 01/17/2034	3,800	4,995
Viacom, Inc.
6.875% due 04/30/2036	750	943
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	4,200	4,652
5.625% due 04/15/2041	15,500	18,772
6.500% due 08/15/2037	22,676	29,871
Williams Cos., Inc.
8.750% due 03/15/2032	309	408
Williams Partners LP
6.300% due 04/15/2040	2,200	2,559
Yum! Brands, Inc.
6.875% due 11/15/2037	100	128

		994,867

UTILITIES 7.2%
AEP Texas Central Co.
6.650% due 02/15/2033	1,800	2,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$5,400	$6,662
Appalachian Power Co.
6.700% due 08/15/2037	210	261
7.000% due 04/01/2038	500	654
AT&T Corp.
8.000% due 11/15/2031	300	422
AT&T, Inc.
5.350% due 09/01/2040	43,422	46,199
6.300% due 01/15/2038	13,750	16,169
6.400% due 05/15/2038	1,100	1,307
6.500% due 09/01/2037	50	60
6.550% due 02/15/2039	9,700	11,811
BellSouth Corp.
6.550% due 06/15/2034	365	417
British Telecommunications PLC
9.625% due 12/15/2030	730	1,075
Carolina Power & Light Co.
6.300% due 04/01/2038	800	1,045
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,900	7,014
Cleco Power LLC
6.000% due 12/01/2040	4,700	5,153
CMS Energy Corp.
6.250% due 02/01/2020	2,500	2,743
ConocoPhillips Canada Funding Co.
5.950% due 10/15/2036	5,000	6,029
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	19,190	25,989
Duke Energy Carolinas LLC
6.050% due 04/15/2038	2,000	2,531
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	112
EDF S.A.
5.500% due 01/26/2014	100	107
6.950% due 01/26/2039	6,070	7,210
FirstEnergy Corp.
7.375% due 11/15/2031	8,950	11,023
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	14,300	15,954
Florida Power & Light Co.
5.625% due 04/01/2034	100	119
5.850% due 02/01/2033	60	71
5.950% due 02/01/2038	200	252
5.960% due 04/01/2039	5,000	6,328
Florida Power Corp.
6.350% due 09/15/2037	200	258
6.400% due 06/15/2038	1,300	1,692
France Telecom S.A.
8.500% due 03/01/2031	9,875	14,010
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037	7,100	8,086
8.146% due 04/11/2018	1,050	1,236
8.625% due 04/28/2034	3,510	4,438
9.250% due 04/23/2019	225	279
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	2,800	3,185
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	920
Kentucky Utilities Co.
5.125% due 11/01/2040	7,500	8,527
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	3,853
MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	2,305	2,741
6.500% due 09/15/2037	5,300	6,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NGPL PipeCo LLC
7.119% due 12/15/2017	$200	$182
7.768% due 12/15/2037	26,145	22,445
Ohio Power Co.
5.850% due 10/01/2035	100	115
6.000% due 06/01/2016	20	23
6.600% due 02/15/2033	30	37
6.600% due 03/01/2033	65	79
Oncor Electric Delivery Co. LLC
7.250% due 01/15/2033	3,000	3,714
Pacific Gas & Electric Co.
5.400% due 01/15/2040	1,500	1,703
6.350% due 02/15/2038	13,200	16,745
PacifiCorp
5.750% due 04/01/2037	60	71
6.000% due 01/15/2039	2,040	2,521
6.100% due 08/01/2036	60	74
6.250% due 10/15/2037	105	134
Pennsylvania Electric Co.
6.150% due 10/01/2038	2,400	2,749
Petroleos Mexicanos
6.500% due 06/02/2041	10,000	11,300
PPL Electric Utilities Corp.
5.200% due 07/15/2041	1,600	1,842
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,753
PSEG Power LLC
8.625% due 04/15/2031	600	852
Public Service Co. of Colorado
6.250% due 09/01/2037	235	307
Public Service Electric & Gas Co.
5.800% due 05/01/2037	145	180
Puget Energy, Inc.
6.000% due 09/01/2021	10,500	11,195
Qtel International Finance Ltd.
5.000% due 10/19/2025	900	916
Qwest Corp.
7.500% due 06/15/2023	100	101
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	922
Shell International Finance BV
5.500% due 03/25/2040	11,265	13,727
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,659
Southern California Edison Co.
5.625% due 02/01/2036	2,000	2,413
5.950% due 02/01/2038	7,710	9,726
6.000% due 01/15/2034	3,600	4,495
Telecom Italia Capital S.A.
7.721% due 06/04/2038	8,900	8,722
TNK-BP Finance S.A.
6.625% due 03/20/2017	500	554
7.500% due 07/18/2016	1,100	1,246
Verizon Communications, Inc.
5.850% due 09/15/2035	3,062	3,517
6.900% due 04/15/2038	16,100	20,557
7.350% due 04/01/2039	1,512	2,030
8.950% due 03/01/2039	4,200	6,494
Virginia Electric and Power Co.
6.000% due 01/15/2036	20	25
8.875% due 11/15/2038	6,550	10,441
Vodafone Group PLC
6.150% due 02/27/2037	10,410	12,595

		418,900

Total Corporate Bonds & Notes (Cost $2,077,921)		2,285,966

44	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 7.8%

CALIFORNIA 2.3%
Anaheim Public Financing Authority, California Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	$2,700	$2,791
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	11,000	14,400
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	13,400	17,851
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	7,651
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2038	300	303
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	200	153
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	7,000	9,101
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	2,500	3,020
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	10,200	12,706
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	100	108
4.500% due 07/01/2024	1,300	1,395
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,350	10,738
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	10,000	11,058
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,085
Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	1,100	1,293
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,900	2,546
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	1,870
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,400	2,592
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,800	9,882
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	1,600	1,606
University of California Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	9,600	11,877
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,750	4,257
6.548% due 05/15/2048	4,300	5,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
West Contra Costa Unified School District, California General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	$700	$817

		134,497

COLORADO 0.2%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	1,500	1,584
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,155
Denver, Colorado City & County Revenue Bonds, Series 2011
5.000% due 11/15/2021	3,445	3,979
5.250% due 11/15/2022	2,550	2,943
Denver, Colorado City & County Revenue Notes, Series 2011
5.000% due 11/15/2020	1,000	1,138
5.750% due 11/15/2020	600	721

		11,520

CONNECTICUT 0.0%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	1,100	1,325

DISTRICT OF COLUMBIA 0.2%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	7,900	8,714

FLORIDA 0.0%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	2,100	2,179

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	4,800	5,317

ILLINOIS 0.1%
Chicago Board of Education, Illinois General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	5,900	6,560
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	600	718

		7,278

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	150	133

MICHIGAN 0.2%
Detroit, Michigan Water Supply System Revenue Bonds, (AGM Insured), Series 2006
5.000% due 07/01/2029	250	254
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	11,100	13,036

		13,290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	$3,100	$3,715

NEW JERSEY 0.8%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	8,600	12,170
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	3,665	5,018
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	561
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2031	50,000	18,507
0.000% due 12/15/2033	10,000	3,249
0.000% due 12/15/2040	20,760	4,375

		43,880

NEW YORK 1.3%
JP Morgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.386% due 06/15/2031	2,000	2,467
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.687% due 11/15/2040	10,000	12,557
6.814% due 11/15/2040	6,800	8,655
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.271% due 12/01/2037	4,000	5,110
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	9,700	12,063
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	100	120
5.790% due 06/15/2041	6,100	6,686
5.882% due 06/15/2044	1,100	1,405
6.011% due 06/15/2042	11,220	14,467
6.282% due 06/15/2042	2,100	2,402
6.491% due 06/15/2042	4,000	4,606
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	5,500	5,946

		76,484

OHIO 0.7%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	17,980	23,998
8.084% due 02/15/2050	7,800	10,778
American Municipal Power, Inc. Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	4,625	6,116
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	300
University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.875% due 06/01/2031	2,000	2,284

		43,476

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	45

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.1%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	$600	$677
6.765% due 06/01/2040	2,900	3,339

		4,016

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	800	62

TEXAS 1.7%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	1,300	1,437
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	13,900	16,011
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	8,500	9,533
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	14,600	16,355
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	6,301
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	2,100	2,554
JP Morgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.428% due 02/15/2031	1,300	1,638
JP Morgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.375% due 02/01/2027	1,000	1,258
8.459% due 10/01/2031	2,400	3,146
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	2,900	3,731
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	5,350	6,586
5.808% due 02/01/2041	4,800	5,883
6.308% due 02/01/2037	2,500	2,788
Texas State General Obligation Bonds, (BABs), Series 2009
6.072% due 10/01/2029	2,000	2,452
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	15,600	18,104
5.178% due 04/01/2030	900	1,051

		98,828

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,345	1,728

Total Municipal Bonds & Notes (Cost $372,788)		456,442

U.S. GOVERNMENT AGENCIES 22.0%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	104,750	86,507
0.302% due 07/25/2037	78	75
0.372% due 03/25/2036	25	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.442% due 10/27/2037	$2,400	$2,387
0.642% due 09/25/2032	140	140
0.742% due 02/25/2032	3	3
0.842% due 05/25/2030	5,384	5,391
1.382% due 06/01/2043	371	374
1.758% due 06/01/2035	2,091	2,215
1.832% due 10/01/2035	1,503	1,563
2.056% due 04/01/2035	1,090	1,150
2.088% due 06/01/2035	1,751	1,844
2.193% due 12/01/2034	1,736	1,832
2.250% due 03/15/2016	13,200	13,820
2.275% due 09/01/2035	107	113
2.282% due 12/01/2033	74	78
2.490% due 05/25/2035	2,024	2,106
2.497% due 11/01/2034	3,053	3,256
2.500% due 08/01/2035	236	252
3.314% due 09/25/2020	20,000	20,774
4.000% due 02/25/2019	100	107
5.000% due 08/25/2033 - 04/01/2042	1,046	1,135
5.364% due 11/01/2035	173	187
5.500% due 12/01/2032 - 11/01/2037	8,926	10,322
5.625% due 04/17/2028 - 07/15/2037	47,925	61,952
5.900% due 07/25/2042	21	24
6.000% due 10/25/2021 - 10/01/2036	16,794	19,444
6.080% due 09/01/2028	1,800	2,321
6.210% due 08/06/2038	12,900	17,703
6.318% due 06/15/2027	3,000	3,033
6.518% due 05/25/2032	37	37
6.625% due 11/15/2030 (g)(i)	99,000	140,533
8.100% due 08/12/2019	200	281
Federal Farm Credit Bank
5.125% due 07/09/2029	500	587
5.750% due 12/07/2028	20	26
Federal Home Loan Bank
6.640% due 12/13/2016	50	62
Financing Corp.
0.000% due 02/08/2018 - 09/26/2019	68,974	61,903
Freddie Mac
0.000% due 03/15/2031	22,400	10,655
0.392% due 07/15/2019 -10/15/2020	873	871
0.472% due 02/15/2019	426	426
0.592% due 12/15/2030	26	26
0.642% due 01/15/2033	19	19
0.742% due 09/15/2030	7	7
1.355% due 10/25/2044	83	83
1.369% due 02/25/2045	20	19
2.375% due 01/13/2022 -10/01/2035	39,353	38,712
2.500% due 05/17/2018	1,390	1,420
4.000% due 06/15/2041	11,180	11,569
4.799% due 06/01/2035	121	128
5.000% due 02/16/2017 -12/01/2038	17,204	19,925
5.016% due 04/01/2035	218	230
5.400% due 03/17/2021	500	585
5.500% due 02/15/2024	62	70
6.000% due 06/15/2035 -10/01/2037	25,194	29,375
6.250% due 07/15/2032	1,800	2,495
6.500% due 10/25/2043	151	170
6.750% due 03/15/2031	10,100	14,547
8.250% due 06/01/2016	130	160

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.375% due 05/20/2030	$175	$181
5.000% due 03/20/2040	9,971	11,677
Israel Government AID Bond
0.000% due 05/15/2020 -11/01/2024	45,126	31,696
5.500% due 09/18/2023 -09/18/2033	117,122	146,404
Residual Funding Corp. Strips
0.000% due 10/15/2019 -04/15/2030	454,802	295,590
Resolution Funding Corp. Strips
0.000% due 01/15/2025 -04/15/2029	35,108	21,516
Small Business Administration
5.290% due 12/01/2027	1,267	1,419
5.510% due 11/01/2027	325	366
Tennessee Valley Authority
4.625% due 09/15/2060	25,700	28,072
4.875% due 01/15/2048	4,050	4,604
5.250% due 09/15/2039	27,400	32,873
5.375% due 04/01/2056	14,983	18,611
5.880% due 04/01/2036	21,400	27,690
6.235% due 07/15/2045	1,022	1,222
7.125% due 05/01/2030	45,000	65,803
Tennessee Valley Authority Strips
0.000% due 04/15/2042 (c)	500	529

Total U.S. Government Agencies (Cost $1,153,522)		1,283,306

U.S. TREASURY OBLIGATIONS 24.8%

U.S. Treasury Bonds
3.125% due 11/15/2041	1,400	1,338
3.125% due 02/15/2042	41,100	39,251
3.500% due 02/15/2039	800	828
3.750% due 08/15/2041 (h)	2,365	2,548
4.250% due 11/15/2040 (h)	104,850	123,051
4.375% due 05/15/2041 (g)(h)(i)(j)	334,500	400,721
4.500% due 05/15/2038 (g)	61,500	75,040
5.250% due 02/15/2029 (h)	106,500	139,282
5.500% due 08/15/2028	13,100	17,511
6.250% due 08/15/2023 (g)	48,950	67,758
6.250% due 05/15/2030	8,900	13,012
8.000% due 11/15/2021	42,200	64,071
U.S. Treasury Inflation Protected Securities
2.375% due 01/15/2027 (d)	27,144	34,842
U.S. Treasury Notes
2.125% due 08/15/2021 (g)	29,600	29,568
U.S. Treasury Strips
0.000% due 02/15/2027	300	187
0.000% due 11/15/2027	108,960	66,874
0.000% due 08/15/2028	48,000	28,542
0.000% due 11/15/2028	10,600	6,262
0.000% due 08/15/2029	14,000	8,040
0.000% due 05/15/2030	54,484	30,466
0.000% due 08/15/2030	50,000	27,121
0.000% due 05/15/2031	3,060	1,607
0.000% due 05/15/2032	19,400	9,779
0.000% due 11/15/2032	52,000	25,683
0.000% due 05/15/2033	18,800	9,094
0.000% due 11/15/2033	18,800	8,907
0.000% due 05/15/2034	10,700	4,967
0.000% due 05/15/2037 (g)	120,400	49,463
0.000% due 02/15/2038	19,000	7,756
0.000% due 05/15/2038	8,400	3,318
0.000% due 05/15/2039	34,700	13,464
0.000% due 11/15/2039 (g)(i)(j)	240,700	91,432

46	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/15/2040	$17,700	$6,506
0.000% due 11/15/2040	77,800	28,315
0.000% due 02/15/2041	19,480	7,029

Total U.S. Treasury Obligations (Cost $1,437,329)		1,443,633

MORTGAGE-BACKED SECURITIES 3.8%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	6,670
American Home Mortgage Assets LLC
1.079% due 11/25/2046	3,030	1,420
American Home Mortgage Investment Trust
2.241% due 02/25/2045	42	34
Banc of America Funding Corp.
2.653% due 02/20/2036	2,302	2,105
2.667% due 05/25/2035	69	69
5.741% due 01/20/2047	155	96
Banc of America Large Loan, Inc.
0.752% due 08/15/2029	809	774
1.992% due 11/15/2015	28,365	26,543
5.673% due 02/24/2051	5,300	5,891
5.751% due 12/24/2049	8,800	9,820
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	4	4
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.412% due 06/10/2049	2,555	2,540
4.877% due 07/10/2042	725	776
5.633% due 06/10/2049	2,383	2,420
7.226% due 10/11/2037	90	98
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	901	833
2.400% due 10/25/2035	389	337
2.570% due 03/25/2035	3,850	3,746
2.689% due 10/25/2035	2,200	2,145
2.808% due 11/25/2034	126	107
2.926% due 02/25/2034	53	50
2.954% due 11/25/2030	182	185
3.027% due 05/25/2034	39	39
3.078% due 03/25/2035	402	398
3.964% due 05/25/2047	4,734	3,206
Bear Stearns Alt-A Trust
2.783% due 11/25/2036	470	260
2.826% due 09/25/2035	12,615	8,405
2.873% due 11/25/2036	287	157
CC Mortgage Funding Corp.
0.372% due 05/25/2048	118	52
Chase Mortgage Finance Corp.
2.844% due 03/25/2037	1,547	1,219
5.500% due 11/25/2035	5,000	4,367
Citigroup Mortgage Loan Trust, Inc.
0.312% due 01/25/2037	120	65
1.042% due 08/25/2035	547	338
2.230% due 09/25/2035	653	617
2.450% due 09/25/2035	475	419
2.530% due 10/25/2035	19,127	15,920
2.580% due 10/25/2035	292	262
Commercial Mortgage Pass-Through Certificates
0.463% due 02/05/2019	200	189
Countrywide Alternative Loan Trust
0.432% due 09/25/2046	3,775	2,126
0.437% due 12/20/2046	2,131	1,150
0.452% due 03/20/2046	505	269
0.522% due 02/25/2037	231	126
5.500% due 03/25/2036	281	182
6.250% due 08/25/2037^	407	253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.472% due 05/25/2035	$239	$163
0.562% due 03/25/2035	694	375
0.582% due 06/25/2035	209	179
2.595% due 02/20/2036	380	280
2.610% due 02/20/2036	402	257
2.737% due 04/20/2035	102	98
2.746% due 11/25/2034	373	310
2.754% due 08/25/2034	397	313
2.776% due 02/20/2035	163	135
2.798% due 08/25/2034	123	92
5.250% due 05/25/2035	216	55
Credit Suisse First Boston Mortgage Securities Corp.
2.434% due 07/25/2033	101	96
2.575% due 08/25/2033	62	61
3.936% due 05/15/2038	347	354
CW Capital Cobalt Ltd.
5.484% due 04/15/2047	500	550
DBUBS Mortgage Trust
1.592% due 07/12/2044	10,156	10,384
DLJ Mortgage Acceptance Corp.
4.622% due 11/25/2023	13	11
Downey Savings & Loan Association Mortgage Loan Trust
0.502% due 08/19/2045	387	258
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	151	137
2.731% due 08/25/2035	107	88
GE Capital Commercial Mortgage Corp.
4.596% due 11/10/2038	1,194	1,245
GMAC Mortgage Corp. Loan Trust
3.059% due 06/25/2034	70	63
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	4,789	5,289
GS Mortgage Securities Corp.
4.473% due 03/10/2044	2,600	2,834
GSR Mortgage Loan Trust
2.659% due 09/25/2035	325	316
5.132% due 11/25/2035	80	77
Harborview Mortgage Loan Trust
0.422% due 07/19/2046	4,498	2,633
0.432% due 01/19/2038	1,351	878
0.482% due 03/19/2036	466	258
2.959% due 07/19/2035	588	485
Indymac Index Mortgage Loan Trust
0.442% due 06/25/2047	1,605	851
2.574% due 12/25/2034	66	51
2.969% due 04/25/2037	335	150
5.145% due 04/25/2037^	763	403
JPMorgan Chase Commercial Mortgage Securities Corp.
4.106% due 07/15/2046	11,400	12,295
5.336% due 05/15/2047	700	769
5.429% due 12/12/2043	600	666
5.734% due 02/12/2049	2,900	3,277
5.794% due 02/12/2051	300	345
JPMorgan Mortgage Trust
2.853% due 07/25/2035	12,661	12,317
5.015% due 02/25/2035	53	54
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	10	11
5.020% due 08/15/2029	1,140	1,225
5.866% due 09/15/2045	3,200	3,642
MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046	1,447	794
2.718% due 11/21/2034	600	591
MASTR Alternative Loans Trust
5.500% due 01/25/2025	365	368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp.
0.682% due 12/15/2030	$238	$225
0.942% due 11/15/2031	234	229
Merrill Lynch Floating Trust
0.780% due 07/09/2021	2,400	2,307
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	638	465
2.393% due 05/25/2033	57	55
2.575% due 02/25/2034	41	39
2.865% due 05/25/2033	35	35
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.966% due 08/12/2049	3,700	4,111
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035	24	20
1.244% due 10/25/2035	41	35
1.996% due 10/25/2035	259	239
Morgan Stanley Capital
5.332% due 12/15/2043	495	560
Prime Mortgage Trust
0.642% due 02/25/2034	14	13
Residential Accredit Loans, Inc.
0.452% due 04/25/2046	388	162
6.000% due 06/25/2036	192	127
Residential Asset Securitization Trust
0.642% due 01/25/2046^	499	210
Structured Adjustable Rate Mortgage Loan Trust
0.462% due 05/25/2037	563	323
1.582% due 01/25/2035	169	111
2.482% due 12/25/2034	674	604
2.697% due 08/25/2035	77	61
Structured Asset Mortgage Investments, Inc.
0.452% due 04/25/2036	2,421	1,474
0.462% due 05/25/2036	511	259
0.492% due 07/19/2035	171	144
0.522% due 02/25/2036	1,111	623
0.552% due 12/25/2035	18	10
0.902% due 10/19/2034	68	61
Structured Asset Securities Corp.
2.365% due 01/25/2032	34	25
2.545% due 02/25/2032	44	44
Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020	2,249	2,130
0.332% due 09/15/2021	415	400
5.317% due 07/15/2041	490	527
5.737% due 05/15/2043	2,500	2,848
WaMu Mortgage Pass-Through Certificates
0.512% due 12/25/2045	208	171
0.532% due 10/25/2045	2,764	2,223
0.552% due 01/25/2045	142	118
0.859% due 02/25/2047	1,504	881
0.859% due 03/25/2047	923	554
0.889% due 01/25/2047	5	4
0.919% due 04/25/2047	3,342	2,376
1.159% due 08/25/2046	4,976	3,285
1.378% due 05/25/2041	62	57
1.559% due 08/25/2042	5	4
2.371% due 12/25/2036	879	615
2.577% due 03/25/2034	664	657
2.724% due 05/25/2046	98	69
2.724% due 09/25/2046	52	40
2.724% due 10/25/2046	15	12
2.724% due 11/25/2046	167	126
5.276% due 02/25/2037	1,461	1,075
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.129% due 05/25/2046	1,095	601

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	47

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	$13,100	$14,347
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036	2,471	2,166
2.648% due 01/25/2035	70	66
2.700% due 09/25/2034	370	374

Total Mortgage-Backed Securities (Cost $212,891)		221,062

ASSET-BACKED SECURITIES 0.8%
ACE Securities Corp.
0.292% due 12/25/2036	30	30
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	7,696	7,054
Amortizing Residential Collateral Trust
0.822% due 07/25/2032	1	1
Asset-Backed Securities Corp. Home Equity
0.517% due 09/25/2034	16	14
Bayview Financial Acquisition Trust
5.660% due 12/28/2036	367	378
Bear Stearns Asset-Backed Securities Trust
3.025% due 10/25/2036	85	59
3.200% due 07/25/2036	298	185
Centex Home Equity
4.680% due 06/25/2032	358	363
Citibank Omni Master Trust
2.342% due 05/16/2016	3,000	3,008
Citigroup Mortgage Loan Trust, Inc.
0.302% due 07/25/2045	33	23
Countrywide Asset-Backed Certificates
0.292% due 07/25/2037	51	50
0.422% due 09/25/2036	354	294
0.722% due 12/25/2031	12	7
Credit-Based Asset Servicing and Securitization LLC
0.312% due 01/25/2037	43	8
0.362% due 07/25/2037	58	47
Equity One ABS, Inc.
5.199% due 07/25/2034	925	945
First NLC Trust
0.312% due 08/25/2037	31	10
Fremont Home Loan Trust
0.352% due 02/25/2036	18	17
GE-WMC Mortgage Securities LLC
0.282% due 08/25/2036	2	1
GSAMP Trust
0.312% due 12/25/2036	11	7
HSBC Home Equity Loan Trust
0.512% due 01/20/2035	102	95
Lehman ABS Mortgage Loan Trust
0.332% due 06/25/2037	30	11
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034	5	4
MASTR Asset-Backed Securities Trust
0.322% due 05/25/2037	19	18
Mesa Trust Asset-Backed Certificates
1.042% due 12/25/2031	75	54
New Century Home Equity Loan Trust
0.612% due 08/25/2034	17	13
5.035% due 08/25/2035	507	427
Residential Asset Securities Corp.
5.010% due 04/25/2033	741	670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC
0.372% due 05/25/2037^		$105	$54
SLM Student Loan Trust
1.060% due 10/25/2017		5,230	5,219
2.060% due 04/25/2023		24,308	24,989
Soundview Home Equity Loan Trust
0.322% due 06/25/2037		38	30

Total Asset-Backed Securities (Cost $42,737)			44,085

SOVEREIGN ISSUES 5.6%
Albania Government International Bond
0.000% due 08/31/2025		4,800	2,414
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		13,700	15,344
6.500% due 06/10/2019		2,100	2,481
Brazil Government International Bond
7.875% due 03/07/2015		5,000	5,978
10.250% due 01/10/2028	BRL	13,000	8,546
12.500% due 01/05/2016		2,000	1,328
Canada Government Bond
2.750% due 06/01/2022	CAD	20,900	21,977
5.000% due 06/01/2037		33,700	48,044
Colombia Government International Bond
6.125% due 01/18/2041		$8,700	10,701
7.375% due 09/18/2037		720	1,015
Mexico Government International Bond
5.125% due 01/15/2020		3,200	3,688
5.750% due 10/12/2110		14,900	15,384
5.950% due 03/19/2019		18,800	22,635
6.050% due 01/11/2040		8,425	10,194
6.750% due 09/27/2034		428	552
Province of Ontario Canada
4.200% due 06/02/2020	CAD	16,100	17,710
4.600% due 06/02/2039		2,300	2,694
4.700% due 06/02/2037		7,400	8,726
Province of Quebec Canada
4.250% due 12/01/2043		62,600	69,361
5.750% due 12/01/2036		29,500	39,236
Qatar Government International Bond
6.400% due 01/20/2040		$10,700	12,546
Vnesheconombank Via VEB Finance PLC
6.800% due 11/22/2025		2,300	2,412

Total Sovereign Issues (Cost $295,194)			322,966

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (a)		3,712	114

Total Common Stocks (Cost $108)			114

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049		7,300	8,152

Total Convertible Preferred Securities (Cost $6,263)			8,152

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
2.829% due 12/31/2049	46	$344

Total Preferred Securities (Cost $465)		344

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.7%

CERTIFICATES OF DEPOSIT 0.1%
Banco do Brasil S.A.
0.000% due 05/17/2012	$6,300	6,290

REPURCHASE AGREEMENTS 0.6%
Banc of America Securities LLC
0.050% due 04/02/2012	28,700	28,700
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $29,303. Repurchase proceeds are $28,700.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	6,133	6,133
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $6,260. Repurchase proceeds are $6,133.)

		34,833

U.S. TREASURY BILLS 0.0%
0.131% due 07/05/2012 - 03/07/2013 (b)(f)(g)	2,300	2,299

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (e) 1.0%
PIMCO Short-Term Floating NAV Portfolio	5,896,444	59,088

Total Short-Term Instruments (Cost $102,511)		102,510

PURCHASED OPTIONS (l) 0.0%
(Cost $223)		13

Total Investments 105.8% (Cost $5,701,952)		$6,168,593

Written Options (m) (0.2%) (Premiums $15,938)		(14,222)

Other Assets and Liabilities (Net) (5.6%)		(325,742)

Net Assets 100.0%		$5,828,629

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

48	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(a)	Non-income producing security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $1,399 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(g)	Securities with an aggregate market value of $7,664 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $165,605 at a weighted average interest rate of 0.136%. On March 31, 2012, securities valued at $219,761 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $9,805 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	1,615	$1,298
90-Day Eurodollar December Futures	Long	12/2013	3,576	2,200
U.S. Treasury 30-Year Bond June Futures	Long	06/2012	989	(2,782)

				$716

(j)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $6,003 and cash of $7 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	86,524	$1,493	$(1,416)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		6,600	196	35

					$1,689	$(1,381)

(k)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Kinder Morgan Kansas, Inc.	DUB	(1.000%	)	03/20/2015	1.461%	$	4,700	$61	$239	$(178)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	8.300%	02/07/2019	BRC	MXN	211,800	$2,039	$152	$1,887

(l)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	92,000	$223	$13

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	49

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

(m)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	728	$381	$(118)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	728	181	(64)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	234	68	(7)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	5,504	1,874	(1,479)

				$2,504	$(1,668)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	92,000	$525	$(44)
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		17,700	122	(117)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		17,700	421	(412)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		348,100	2,348	(2,302)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		348,100	8,285	(8,110)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		87,800	825	(936)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		18,900	176	(125)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		18,900	365	(440)

								$13,067	$(12,486)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$	40,800	$367	$(68)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	3,860	$254,000	$3,468
Sales	14,013	2,714,800	26,970
Closing Buys	(8,742)	(1,978,800)	(13,696)
Expirations	0	0	0
Exercised	(1,937)	0	(804)

Balance at 03/31/2012	7,194	$990,000	$15,938

(n)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011 - 06/09/2011	$5,133	$4,877	0.08%

(o)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (4)
Fannie Mae	5.000%	05/01/2042	12,000	$12,929	$(12,945)
Fannie Mae	5.500%	05/01/2042	17,000	18,445	(18,496)
Fannie Mae	6.000%	05/01/2042	3,000	3,291	(3,301)
Freddie Mac	5.500%	05/01/2042	1,000	1,082	(1,085)
Tennessee Valley Authority	6.150%	01/15/2038	20,169	27,276	(27,253)

				$63,023	$(63,080)

(4)	Market value includes $265 of interest payable on short sales.

50	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(p)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	85	04/2012	BSN	$0	$(1)	$(1)
Sell		6,998	04/2012	CBK	221	0	221
Sell	BRL	7,982	04/2012	JPM	218	0	218
Buy		7,982	04/2012	MSC	0	(255)	(255)
Sell		7,982	06/2012	MSC	252	0	252
Buy	CAD	160	06/2012	BSN	0	(1)	(1)
Buy		9,572	06/2012	CBK	0	(37)	(37)
Sell		44,611	06/2012	CBK	162	0	162
Sell		38,035	06/2012	FBF	224	0	224
Sell		37,818	06/2012	JPM	388	0	388
Sell		44,611	06/2012	MSC	229	0	229
Sell		36,916	06/2012	UAG	210	0	210
Sell	CNY	27,330	06/2012	BPS	1	0	1
Buy		27,330	06/2012	BRC	38	0	38
Buy		47,373	02/2013	CBK	27	0	27
Buy		45,000	02/2013	HUS	20	0	20
Sell		184,379	02/2013	RYL	8	0	8
Buy		92,006	02/2013	UAG	0	(60)	(60)
Sell		56,844	04/2014	HUS	3	0	3
Buy		56,844	04/2014	RYL	0	(318)	(318)
Buy	EUR	19,251	04/2012	CBK	196	0	196
Sell		19,251	04/2012	HUS	0	(171)	(171)
Sell		19,251	05/2012	CBK	0	(195)	(195)
Buy	GBP	7,639	04/2012	DUB	118	0	118
Sell		7,639	04/2012	GST	0	(247)	(247)
Sell		7,639	05/2012	DUB	0	(118)	(118)
Sell	INR	303,175	07/2012	BPS	0	(269)	(269)
Sell		1,099,703	07/2012	BRC	0	(1,680)	(1,680)
Sell		347,726	07/2012	GST	0	(347)	(347)
Buy		1,873,758	07/2012	JPM	0	(595)	(595)
Buy	KRW	2,167,993	07/2012	UAG	0	(19)	(19)
Buy	MXN	1,773	06/2012	HUS	0	0	0
Buy		260	06/2012	UAG	0	0	0
Sell	MYR	3,548	04/2012	HUS	3	0	3
Buy		5,221	04/2012	UAG	0	(16)	(16)
Buy	PHP	28,254	06/2012	CBK	2	0	2
Buy	SGD	8,714	05/2012	UAG	47	0	47

					$2,367	$(4,329)	$(1,962)

(q)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$872,199	$0	$872,199
Industrials	0	991,681	3,186	994,867
Utilities	0	418,900	0	418,900
Municipal Bonds & Notes
California	0	134,497	0	134,497
Colorado	0	11,520	0	11,520
Connecticut	0	1,325	0	1,325
District of Columbia	0	8,714	0	8,714
Florida	0	2,179	0	2,179
Georgia	0	5,317	0	5,317
Illinois	0	7,278	0	7,278
Iowa	0	133	0	133
Michigan	0	13,290	0	13,290
Mississippi	0	3,715	0	3,715

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
New Jersey	$0	$43,880	$0	$43,880
New York	0	76,484	0	76,484
Ohio	0	43,476	0	43,476
Pennsylvania	0	4,016	0	4,016
Puerto Rico	0	62	0	62
Texas	0	98,828	0	98,828
West Virginia	0	1,728	0	1,728
U.S. Government Agencies	0	1,283,306	0	1,283,306
U.S. Treasury Obligations	0	1,443,633	0	1,443,633
Mortgage-Backed Securities	0	221,062	0	221,062
Asset-Backed Securities	0	37,031	7,054	44,085
Sovereign Issues	0	320,552	2,414	322,966
Common Stocks
Financials	114	0	0	114
Convertible Preferred Securities
Banking & Finance	8,152	0	0	8,152

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	51

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Preferred Securities
Banking & Finance	$0	$0	$344	$344
Short-Term Instruments
Certificates of Deposit	0	6,290	0	6,290
Repurchase Agreements	0	34,833	0	34,833
U.S. Treasury Bills	0	2,299	0	2,299
PIMCO Short-Term Floating NAV Portfolios	59,088	0	0	59,088
Purchased Options
Interest Rate Contracts	0	13	0	13
	$67,354	$6,088,241	$12,998	$6,168,593

Short Sales, at value	$0	$(63,080)	$0	$(63,080)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$35	$0	$35
Foreign Exchange Contracts	0	2,367	0	2,367
Interest Rate Contracts	3,498	1,887	0	5,385
	$3,498	$4,289	$0	$7,787

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,594)	0	(1,594)
Foreign Exchange Contracts	0	(4,329)	0	(4,329)
Interest Rate Contracts	(2,782)	(14,154)	(68)	(17,004)
	$(2,782)	$(20,077)	$(68)	$(22,927)

Totals	$68,070	$6,009,373	$12,930	$6,090,373

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$0	$0	$0	$0	$0	$3,186	$0	$3,186	$0
Asset-Backed Securities	7,116	0	0	25	0	(87)	0	0	7,054	(87)
Sovereign Issues	0	0	0	0	0	0	2,414	0	2,414	0
Preferred Securities
Banking & Finance	349	0	0	0	0	(5)	0	0	344	(5)

	$7,465	$0	$0	$25	$0	$(92)	$5,600	$0	$12,998	$(92)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(234)	$0	$0	$0	$0	$166	$0	$0	$(68)	$166

Totals	$7,231	$0	$0	$25	$0	$74	$5,600	$0	$12,930	$74

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(r) Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$13	$13
Unrealized appreciation on foreign currency contracts	0	0	0	2,367	0	2,367
Unrealized appreciation on OTC swap agreements	0	0	0	0	1,887	1,887

	$0	$0	$0	$2,367	$1,900	$4,267

52	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$0	$0	$0	$0	$14,222	$14,222
Variation margin payable on financial derivative instruments (2)	0	68	0	0	1,202	1,270
Unrealized depreciation on foreign currency contracts	0	0	0	4,329	0	4,329
Unrealized depreciation on OTC swap agreements	0	178	0	0	0	178

	$0	$246	$0	$4,329	$15,424	$19,999

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts	$0	$0	$0	$0	$35,392	$35,392
Net realized gain (loss) on written options	0	62	0	0	(2,747)	(2,685)
Net realized gain (loss) on swaps	0	(393)	0	0	594	201
Net realized (loss) on foreign currency transactions	0	0	0	(9,626)	0	(9,626)

	$0	$(331)	$0	$(9,626)	$33,239	$23,282

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(656)	$(656)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(3,325)	(3,325)
Net change in unrealized appreciation (depreciation) on written options	0	(38)	0	0	1,681	1,643
Net change in unrealized appreciation (depreciation) on swaps	0	(2,697)	0	0	1,361	(1,336)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(5,013)	0	(5,013)

	$0	$(2,735)	$0	$(5,013)	$(939)	$(8,687)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $716 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,381) as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(529)	$509	$(20)
BPS	(268)	430	162
BRC	397	(670)	(273)
BSN	(2)	0	(2)
CBK	308	(370)	(62)
DUB	(11,287)	5,325	(5,962)
FBF	(341)	317	(24)
GLM	(31)	170	139
GST	(594)	50	(544)
HUS	(145)	0	(145)
JPM	11	415	426
MSC	226	(474)	(248)
MYC	0	46	46
RYL	(310)	402	92
UAG	162	0	162

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	53

Schedule of Investments PIMCO Long-Term U.S. Government Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.6%

BANKING & FINANCE 2.2%
Bank of America Corp.
0.832% due 10/14/2016	$5,000	$4,359
0.974% due 09/11/2012	11,405	11,381
HSBC Finance Corp.
0.817% due 01/15/2014	5,000	4,861
0.918% due 06/01/2016	3,000	2,721
International Lease Finance Corp.
5.250% due 01/10/2013	2,900	2,943
Loews Corp.
5.250% due 03/15/2016	3,000	3,320
Morgan Stanley
1.047% due 10/15/2015	3,000	2,702
U.S. Trade Funding Corp.
4.260% due 11/15/2014	2,145	2,236

		34,523

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	6,762	6,839

Total Corporate Bonds & Notes (Cost $41,915)		41,362

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.7%
Anaheim Public Financing Authority, California Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	5,345	5,526
Los Angeles Community College District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	2,300	2,543
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	2,000	2,138

		10,207

CONNECTICUT 0.1%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	600	723

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	4,200	4,541
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	852

		5,393

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,350	261

TEXAS 0.0%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	100	111
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	355	453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	$100	$108

		672

Total Municipal Bonds & Notes (Cost $15,642)		17,256

U.S. GOVERNMENT AGENCIES 17.2%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	16,282	9,335
0.302% due 07/25/2037	756	728
0.442% due 03/18/2031	431	430
0.692% due 10/25/2030	8	9
0.842% due 10/25/2017	95	96
1.142% due 04/25/2032	96	98
1.300% due 03/25/2022	84	85
1.382% due 06/01/2043 - 03/01/2044	1,088	1,106
2.096% due 10/01/2024	55	56
2.220% due 08/01/2026	13	14
2.250% due 03/15/2016	1,000	1,047
2.297% due 11/01/2023	96	101
2.350% due 07/01/2035	250	267
2.435% due 02/01/2028	12	13
2.440% due 05/01/2025	11	12
2.527% due 11/01/2034	242	258
2.657% due 12/01/2027	57	60
2.716% due 04/01/2028	62	66
3.250% due 10/01/2024	1	1
4.250% due 04/25/2037	397	421
4.500% due 10/25/2023 - 02/01/2041	10,404	11,376
5.000% due 08/25/2033 - 08/25/2036	11,175	12,521
5.375% due 04/11/2022	11,900	11,914
5.380% due 07/01/2033	2,231	2,489
5.500% due 11/25/2033 - 08/25/2035	9,482	11,318
5.625% due 04/17/2028	200	239
6.000% due 05/17/2027	608	680
6.250% due 12/25/2013	1	1
6.500% due 02/01/2022 - 08/01/2037	4,546	5,200
6.625% due 11/15/2030	1,400	1,987
6.750% due 06/25/2032	5,801	6,736
6.900% due 05/25/2023	109	126
6.950% due 07/25/2020	31	34
7.000% due 12/25/2022 - 03/01/2038	4,457	5,261
7.800% due 10/25/2022	19	23
9.000% due 08/01/2021 - 11/01/2030	59	72
Federal Farm Credit Bank
5.050% due 03/28/2019	1,000	1,219
5.125% due 07/09/2029	675	793
5.150% due 03/25/2020	1,000	1,186
5.750% due 12/07/2028	500	644
Federal Housing Administration
6.896% due 07/01/2020	867	852
7.000% due 11/25/2019	158	155
7.430% due 10/01/2022 - 01/01/2024	284	280
Financing Corp.
0.000% due 09/26/2019	2,500	2,109
Freddie Mac
0.642% due 01/15/2033	210	211

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.742% due 04/15/2029 - 12/15/2032	$232	$233
0.792% due 06/15/2031	97	98
1.250% due 09/15/2021	35	36
1.355% due 10/25/2044	5,496	5,498
1.380% due 10/25/2023	62	61
1.562% due 07/25/2044	1,467	1,493
2.250% due 05/01/2022	5	5
2.262% due 01/01/2028	77	81
2.271% due 01/01/2028	20	21
2.369% due 02/01/2028	55	56
2.375% due 01/13/2022	6,600	6,490
2.381% due 10/01/2026	21	21
2.438% due 06/01/2022	4	4
2.450% due 09/01/2027	32	32
2.624% due 12/01/2024	42	44
4.000% due 09/15/2030	31	31
4.500% due 02/15/2035 - 07/15/2035	14,149	15,371
5.000% due 02/15/2032 - 07/15/2033	4,625	4,879
5.500% due 07/15/2033 - 06/15/2035	5,429	6,498
5.625% due 11/23/2035	19,400	21,660
6.000% due 05/15/2028 - 09/15/2029	133	151
6.250% due 09/15/2023 - 07/15/2032	1,694	1,733
6.500% due 08/01/2022 - 10/25/2043	1,425	1,581
7.000% due 07/15/2022 - 01/15/2024	385	447
Ginnie Mae
1.192% due 03/20/2031	625	636
1.625% due 11/20/2021 - 11/20/2027	319	330
2.000% due 08/20/2021 - 10/20/2026	41	42
2.375% due 02/20/2017 - 05/20/2030	836	866
2.500% due 09/20/2017 - 05/20/2032	310	322
3.000% due 12/20/2017 - 06/20/2021	48	50
3.500% due 03/20/2021	11	11
6.000% due 08/20/2033	3,364	3,985
6.500% due 08/20/2034 - 09/20/2034	38	44
7.000% due 03/16/2029	619	709
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	19,158	14,164
5.500% due 12/04/2023 - 09/18/2033	3,300	4,109
NCUA Guaranteed Notes
0.613% due 11/06/2017	2,113	2,113
Overseas Private Investment Corp.
4.736% due 03/15/2022	3,357	3,422
Private Export Funding Corp.
5.000% due 12/15/2016	7,200	8,398
Residual Funding Corp. Strips
0.000% due 07/15/2020 - 04/15/2030	32,600	17,629
Resolution Funding Corp. Strips
0.000% due 10/15/2028 - 04/15/2029	12,439	6,687
Small Business Administration
5.240% due 08/01/2023	3,163	3,518

54	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
4.625% due 09/15/2060	$5,000	$5,462
5.250% due 09/15/2039	6,100	7,319
5.375% due 04/01/2056	12,800	15,900
5.880% due 04/01/2036	5,800	7,505
Tennessee Valley Authority Strips
0.000% due 05/01/2030 - 01/15/2048	32,360	10,442

Total U.S. Government Agencies (Cost $243,144)		271,816

U.S. TREASURY OBLIGATIONS 73.2%
U.S. Treasury Bonds
3.125% due 02/15/2042 (f)	140,100	133,795
3.500% due 02/15/2039	58,150	60,213
4.250% due 11/15/2040 (e)(f)	88,500	103,863
4.375% due 11/15/2039 (d)(f)	13,300	15,929
4.375% due 05/15/2041 (e)(f)	102,800	123,151
4.500% due 05/15/2038 (e)	130,400	159,108
5.250% due 02/15/2029	167,000	218,405
5.375% due 02/15/2031 (e)	31,020	41,659
6.250% due 08/15/2023	56,200	77,793
6.250% due 05/15/2030	18,600	27,194
U.S. Treasury Inflation Protected Securities
3.375% due 04/15/2032 (a)	128	194
U.S. Treasury Strips
0.000% due 11/15/2027	76,300	46,829
0.000% due 05/15/2028	43,300	25,657
0.000% due 08/15/2028	41,100	24,510
0.000% due 11/15/2028	6,400	3,781
0.000% due 08/15/2029	9,100	5,226
0.000% due 08/15/2032	12,300	6,138
0.000% due 02/15/2033	20,400	9,974
0.000% due 05/15/2033	41,600	20,123
0.000% due 05/15/2034	800	371
0.000% due 11/15/2034	2,300	1,045
0.000% due 05/15/2037	2,400	986
0.000% due 02/15/2038	7,400	3,021
0.000% due 08/15/2040	27,800	10,219
0.000% due 11/15/2040 (f)	77,200	28,097
0.000% due 02/15/2041	31,390	11,327

Total U.S. Treasury Obligations (Cost $1,159,853)		1,158,608

MORTGAGE-BACKED SECURITIES 3.1%
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.589% due 07/10/2043	205	214
5.451% due 01/15/2049	372	421
5.706% due 02/10/2051	551	582
Bear Stearns Adjustable Rate Mortgage Trust
2.689% due 10/25/2035	2,200	2,172
2.888% due 02/25/2033	30	26
2.920% due 01/25/2034	192	190
2.926% due 02/25/2034	566	526
5.294% due 04/25/2033	103	103
Bear Stearns Alt-A Trust
2.826% due 09/25/2035	1,081	720
Bear Stearns Commercial Mortgage Securities
5.694% due 06/11/2050	1,120	1,282
5.718% due 06/11/2040	963	1,046
5.746% due 09/11/2042	771	832
Bear Stearns Mortgage Securities, Inc.
3.505% due 06/25/2030	6	5
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	142	144

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.886% due 11/15/2044	$406	$469
Commercial Mortgage Pass-Through Certificates
5.813% due 12/10/2049	513	592
Countrywide Alternative Loan Trust
0.422% due 05/25/2047	1,218	727
0.452% due 05/25/2035	1,004	604
Countrywide Home Loan Mortgage Pass-Through Trust
0.532% due 04/25/2035	327	211
0.562% due 03/25/2035	1,800	980
0.582% due 06/25/2035	1,193	1,021
6.000% due 10/25/2034	6,505	6,561
Credit Suisse First Boston Mortgage Securities Corp.
2.434% due 07/25/2033	585	555
6.500% due 04/25/2033	6	6
First Horizon Asset Securities, Inc.
2.541% due 12/25/2033	472	429
First Republic Mortgage Loan Trust
0.722% due 06/25/2030	116	111
GMAC Mortgage Corp. Loan Trust
3.059% due 06/25/2034	682	612
Greenwich Capital Commercial Funding Corp.
4.619% due 08/10/2042	237	244
5.381% due 03/10/2039	477	483
GS Mortgage Securities Corp.
1.103% due 03/06/2020	812	806
GSR Mortgage Loan Trust
6.000% due 03/25/2032	1	1
Harborview Mortgage Loan Trust
0.462% due 05/19/2035	824	525
0.482% due 03/19/2036	932	517
2.959% due 07/19/2035	1,016	837
Impac CMB Trust
0.742% due 10/25/2035	4,514	2,887
JPMorgan Chase Commercial Mortgage Securities Corp.
5.717% due 02/12/2049	784	846
5.734% due 02/12/2049	2,708	3,060
5.794% due 02/12/2051	574	660
5.882% due 02/15/2051	206	232
JPMorgan Mortgage Trust
2.853% due 07/25/2035	753	733
MASTR Asset Securitization Trust
5.500% due 09/25/2033	236	246
Merrill Lynch Floating Trust
0.780% due 07/09/2021	1,500	1,442
Morgan Stanley Capital
0.302% due 10/15/2020	57	57
Nomura Asset Acceptance Corp.
2.696% due 10/25/2035	4,216	2,928
Residential Accredit Loans, Inc.
0.542% due 08/25/2035	790	488
0.642% due 01/25/2033	63	59
0.642% due 03/25/2033	224	202
6.000% due 06/25/2036	2,538	1,683
Sequoia Mortgage Trust
0.592% due 10/19/2026	41	38
0.592% due 07/20/2033	945	885
1.002% due 10/20/2027	29	27
Structured Adjustable Rate Mortgage Loan Trust
0.462% due 05/25/2037	2,524	1,448
Structured Asset Mortgage Investments, Inc.
0.462% due 05/25/2036	284	144
0.902% due 09/19/2032	34	31
1.082% due 10/19/2033	232	180
Structured Asset Securities Corp.
2.365% due 01/25/2032	2	2
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021	491	472

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.090% due 07/15/2042	$159	$163
WaMu Mortgage Pass-Through Certificates
0.472% due 04/25/2045	626	503
0.502% due 11/25/2045	62	49
0.552% due 01/25/2045	1,136	947
0.969% due 12/25/2046	1,082	790
1.159% due 02/25/2046	1,707	1,333
1.378% due 05/25/2041	85	78
1.559% due 06/25/2042	55	45
1.559% due 08/25/2042	37	30
2.724% due 08/25/2046	658	465
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036	1,951	1,714

Total Mortgage-Backed Securities (Cost $57,441)		49,421

ASSET-BACKED SECURITIES 0.3%
Amortizing Residential Collateral Trust
0.782% due 06/25/2032	14	11
0.822% due 07/25/2032	23	18
Bear Stearns Asset-Backed Securities Trust
0.902% due 10/25/2032	125	106
1.242% due 11/25/2042	818	693
Carrington Mortgage Loan Trust
0.562% due 10/25/2035	218	201
CIT Group Home Equity Loan Trust
0.512% due 06/25/2033	30	25
Credit-Based Asset Servicing and Securitization LLC
0.302% due 11/25/2036	22	8
Home Equity Mortgage Trust
0.422% due 05/25/2036	1,140	1,082
L.A. Arena Funding LLC
7.656% due 12/15/2026	64	70
Massachusetts Educational Financing Authority
1.510% due 04/25/2038	892	890
SACO, Inc.
1.002% due 11/25/2035	563	505
Soundview Home Equity Loan Trust
0.302% due 11/25/2036	224	64
Washington Mutual Asset-Backed Certificates
0.302% due 10/25/2036	232	147

Total Asset-Backed Securities (Cost $4,352)		3,820

SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.050% due 04/02/2012	1,100	1,100
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $1,124. Repurchase proceeds are $1,100.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	2,801	2,801
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.125% due 06/15/2013 valued at $2,859. Repurchase proceeds are $2,801.)

		3,901

U.S. TREASURY BILLS 0.0%
0.137% due 09/27/2012 (c)	270	270

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	55

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (b) 6.7%
PIMCO Short-Term Floating NAV Portfolio	10,602,448	$106,247

Total Short-Term Instruments (Cost $110,421)		110,418

MARKET VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $29)	$2

Total Investments 104.4%
(Cost $1,632,797)	$1,652,703

Written Options (i) (0.1%)
(Premiums $2,566)	(2,248)

Other Assets and Liabilities (Net) (4.3%)	(67,234)

Net Assets 100.0%	$1,583,221

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Fund.
(c)	Securities with an aggregate market value of $270 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(d)	Securities with an aggregate market value of $364 have been pledged as collateral as of March 31, 2012 for OTC swap agreements and swaptions as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $79,777 at a weighted average interest rate of 0.168%. On March 31, 2012, securities valued at $134,438 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $6,497 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2013	648	$398
U.S. Treasury 30-Year Bond June Futures	Long	06/2012	1,723	416

				$814

(g)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Bank of America Corp.	CBK	(1.000%	)	12/20/2016	2.300%	$	5,000	$280	$204	$76
HSBC Finance Corp.	BPS	(0.165%	)	12/20/2013	0.764%		5,000	51	0	51
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	1.250%		3,000	125	0	125
International Lease Finance Corp.	GST	(0.200%	)	03/20/2013	2.949%		2,900	76	0	76
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.462%		3,000	21	0	21

								$553	$204	$349

Credit Default Swaps on Corporate Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Bank of America Corp.	JPM	1.000%	09/20/2012	1.426%	$	1,900	$(3)	$(84)	$81

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

56	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(h)	Purchased options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	12,000	$29	$2

(i)	Written options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	131	$69	$(21)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	131	32	(12)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	51	15	(2)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,411	472	(379)

				$588	$(414)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	12,000	$68	$(6)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		47,100	353	(311)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		47,100	1,006	(1,097)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		35,600	334	(380)

								$1,761	$(1,794)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	8,000	$66	$(12)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		16,800	151	(28)

							$217	$(40)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount		Premium
Balance at 03/31/2011	512	$	36,800	$569
Sales	3,592		629,600	5,252
Closing Buys	(2,023)		(499,800)	(3,101)
Expirations	0		0	0
Exercised	(357)		0	(154)

Balance at 03/31/2012	1,724	$	166,600	$2,566

(j)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2042	$4,000	$4,259	$(4,256)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$34,523	$0	$34,523
Industrials	0	6,839	0	6,839
Municipal Bonds & Notes
California	0	10,207	0	10,207

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Connecticut	$0	$723	$0	$723
New York	0	5,393	0	5,393
Puerto Rico	0	261	0	261
Texas	0	672	0	672
U.S. Government Agencies	0	268,416	3,400	271,816
U.S. Treasury Obligations	0	1,158,608	0	1,158,608

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	57

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Mortgage-Backed Securities	$0	$49,421	$0	$49,421
Asset-Backed Securities	0	3,820	0	3,820
Short-Term Instruments
Repurchase Agreements	0	3,901	0	3,901
U.S. Treasury Bills	0	270	0	270
PIMCO Short-Term Floating NAV Portfolios	106,247	0	0	106,247
Purchased Options
Interest Rate Contracts	0	2	0	2
	$106,247	$1,543,056	$3,400	$1,652,703

Short Sales, at value	$0	$(4,256)	$0	$(4,256)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$430	$0	$430
Interest Rate Contracts	814	0	0	814
	$814	$430	$0	$1,244

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$(2,208)	$(40)	$(2,248)

Totals	$107,061	$1,537,022	$3,360	$1,647,443

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
U.S. Government Agencies	$5,217	$0	$(1,823)	$(164)	$(3)	$173	$0	$0	$3,400	$(3)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(141)	$0	$0	$0	$0	$101	$0	$0	$(40)	$100

Totals	$5,076	$0	$(1,823)	$(164)	$(3)	$274	$0	$0	$3,360	$97

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$2	$2
Unrealized appreciation on OTC swap agreements	0	430	0	0	0	430

	$0	$430	$0	$0	$2	$432

Liabilities:
Written options outstanding	$0	$0	$0	$0	$2,248	$2,248
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,954	1,954

	$0	$0	$0	$0	$4,202	$4,202

58	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts	$0	$0	$0	$0	$7,231	$7,231
Net realized gain on written options	0	0	0	0	2,023	2,023
Net realized gain on swaps	0	517	0	0	0	517

	$0	$517	$0	$0	$9,254	$9,771

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(86)	$(86)
Net change in unrealized appreciation on futures contracts	0	0	0	0	750	750
Net change in unrealized appreciation on written options	0	0	0	0	241	241
Net change in unrealized (depreciation) on swaps	0	(342)	0	0	0	(342)

	$0	$(342)	$0	$0	$905	$563

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $814 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BPS	$51	$(270)	$(219)
CBK	240	(320)	(80)
DUB	(1,788)	364	(1,424)
GLM	(4)	0	(4)
GST	76	(90)	(14)
JPM	143	(270)	(127)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	59

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 114.8%
Fannie Mae
0.000% due 07/25/2022 (b)	$27	$24
0.294% due 12/25/2036	4,331	4,144
0.362% due 03/25/2034	897	892
0.392% due 08/25/2034 -10/25/2035	9,407	9,210
0.482% due 06/25/2033	100	95
0.502% due 06/25/2032	291	293
0.542% due 03/25/2018	393	395
0.582% due 11/25/2032	185	171
0.642% due 04/18/2028	4	4
0.692% due 05/25/2023	597	601
0.742% due 03/25/2017 - 07/25/2034	1,272	1,275
0.752% due 10/25/2031	51	52
0.900% due 02/25/2024	429	435
1.242% due 04/25/2032	391	400
1.250% due 04/25/2023	2	2
1.356% due 05/01/2033	429	442
1.382% due 08/01/2042 - 10/01/2044	3,082	3,118
2.048% due 05/01/2035	555	585
2.052% due 05/01/2035	86	91
2.055% due 01/01/2035	482	510
2.071% due 08/01/2027	662	703
2.074% due 12/01/2034	718	753
2.099% due 03/01/2032	85	90
2.102% due 04/01/2035	550	579
2.111% due 03/01/2035	17	18
2.129% due 11/01/2035	168	174
2.148% due 02/01/2036	337	341
2.175% due 09/01/2034 - 01/01/2035	783	824
2.194% due 01/01/2035	155	164
2.204% due 01/01/2035	154	163
2.217% due 10/01/2035	40	42
2.228% due 11/01/2034	43	45
2.250% due 03/01/2027 - 02/01/2035	172	182
2.260% due 10/01/2028	12	12
2.264% due 12/01/2034	14	15
2.272% due 12/01/2034	106	112
2.275% due 12/01/2035	577	608
2.280% due 10/01/2035	121	129
2.348% due 02/01/2035	201	212
2.351% due 01/01/2035	84	89
2.366% due 04/01/2033	208	219
2.406% due 07/01/2035	194	207
2.425% due 03/01/2035	79	83
2.432% due 06/01/2030	13	13
2.437% due 03/01/2035	42	44
2.473% due 08/01/2036	1,154	1,235
2.487% due 09/01/2035	618	660
2.490% due 05/25/2035	355	369
2.500% due 04/01/2027	2,000	2,023
2.573% due 05/01/2035	270	288
2.599% due 02/01/2035	116	124
2.602% due 07/01/2035	134	142
2.603% due 07/01/2035	98	105
2.630% due 10/01/2032	261	264
2.713% due 02/01/2035	57	61
2.762% due 02/01/2035	106	113
2.769% due 02/01/2035	101	108
3.000% due 05/01/2027	1,000	1,033
3.500% due 04/01/2027 - 04/01/2042	22,800	23,592
3.820% due 05/01/2023	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2018 - 04/01/2042	$82,635	$86,926
4.500% due 08/01/2020 - 05/01/2042	64,031	68,203
5.000% due 01/01/2019 - 05/01/2042	37,880	41,014
5.075% due 11/01/2018	1	1
5.309% due 11/01/2035	333	358
5.364% due 11/01/2035	347	374
5.500% due 08/01/2024 - 05/01/2042	42,558	46,431
5.990% due 08/01/2017	1,093	1,193
6.000% due 07/01/2017 - 04/01/2042	26,765	29,599
6.500% due 06/01/2021 - 05/01/2042	8,545	9,589
7.000% due 09/25/2023	1	2
7.500% due 09/01/2034	2	2
7.750% due 08/25/2022	29	34
8.200% due 04/25/2025	2	2
Federal Housing Administration
7.430% due 06/01/2019	73	72
Freddie Mac
0.392% due 08/15/2019	955	953
0.642% due 06/15/2032 - 12/15/2032	369	370
0.692% due 12/15/2031	230	232
0.742% due 09/15/2030	26	26
1.150% due 02/15/2021	408	408
1.355% due 10/25/2044	1,998	1,999
1.369% due 02/25/2045	496	474
1.387% due 11/25/2019 (a)	37,471	3,201
2.366% due 01/01/2034	38	40
2.375% due 11/01/2031 - 02/01/2035	82	86
2.450% due 07/01/2030	7	7
2.451% due 02/01/2018	33	35
2.454% due 02/01/2028	117	119
2.483% due 10/01/2036	725	770
2.495% due 04/01/2035	198	207
2.496% due 04/01/2035	145	151
2.515% due 05/01/2032	21	21
2.520% due 09/01/2035	458	490
2.521% due 09/01/2035	2,045	2,184
2.610% due 02/01/2035	21	22
2.623% due 03/01/2034	771	818
2.625% due 03/01/2035	76	81
2.631% due 01/01/2035	103	110
2.649% due 06/01/2035	73	78
2.755% due 01/01/2035	1,935	2,071
2.834% due 08/01/2036	82	88
2.860% due 02/01/2035	59	63
2.967% due 03/01/2035	36	39
3.500% due 12/15/2022	1	1
4.000% due 05/01/2042	33,000	34,444
4.058% due 08/01/2025	3	3
4.407% due 11/01/2028	4	4
4.500% due 03/15/2021 - 06/01/2041	34,810	36,943
5.000% due 10/01/2029 - 05/01/2042	22,484	24,254
5.064% due 05/01/2035	215	226
5.500% due 12/01/2017 - 04/01/2042	25,673	27,995
6.000% due 01/01/2038 - 08/01/2039	10,857	11,992
6.500% due 12/15/2023 - 05/15/2028	772	882
8.000% due 06/15/2026	14	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.442% due 02/16/2032 - 07/16/2032	$215	$214
0.492% due 08/16/2032	885	886
0.792% due 04/16/2032	215	217
1.625% due 07/20/2022 - 08/20/2026	18	19
2.000% due 09/20/2024 - 07/20/2025	12	13
2.375% due 02/20/2017 - 03/20/2027	18	18
2.500% due 12/20/2021	7	7
3.500% due 02/20/2018 - 05/01/2042	21,503	22,350
4.000% due 03/20/2016 - 11/20/2039	3,923	4,216
4.500% due 08/20/2033 - 05/01/2042	33,900	36,920
5.000% due 05/01/2042	29,000	31,973
5.500% due 02/15/2038 - 05/01/2042	12,065	13,467
6.000% due 02/15/2032 - 04/01/2042	6,060	6,856
6.500% due 07/15/2024 - 08/15/2038	1,738	1,999
7.500% due 08/15/2027	2	3

Total U.S. Government Agencies (Cost $607,380)		613,550

MORTGAGE-BACKED SECURITIES 10.7%
American Home Mortgage Assets LLC
0.532% due 08/25/2037^	1,941	155
American Home Mortgage Investment Trust
0.482% due 05/25/2047	236	19
Banc of America Funding Corp.
0.532% due 05/20/2035	157	89
5.741% due 01/20/2047	1,140	706
Banktrust Mortgage Trust
5.700% due 12/01/2023	24	23
Bear Stearns Alt-A Trust
3.871% due 08/25/2036^	5,455	1,083
4.992% due 11/25/2036	2,068	1,253
CBA Commercial Small Balance Commercial Mortgage
0.522% due 12/25/2036	541	404
CC Mortgage Funding Corp.
0.372% due 05/25/2048	1,532	678
0.522% due 01/25/2035	97	67
Citigroup Mortgage Loan Trust, Inc.
1.042% due 08/25/2035	1,163	719
Commercial Mortgage Pass-Through Certificates
0.463% due 02/05/2019	2,000	1,893
Countrywide Alternative Loan Trust
0.442% due 07/20/2046	244	100
0.452% due 05/25/2035	916	551
0.472% due 08/25/2046	216	31
0.492% due 09/25/2046	450	43
0.492% due 10/25/2046	231	64
0.502% due 07/25/2046	450	40
0.512% due 05/25/2036	227	41
0.522% due 09/20/2046	450	39
0.582% due 10/25/2046	450	11
0.592% due 06/25/2037	374	24
0.612% due 11/25/2035	79	14
0.662% due 12/25/2035	119	35
Countrywide Home Loan Mortgage Pass-Through Trust
0.532% due 02/25/2035	24	16
0.532% due 04/25/2035	556	359

60	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.542% due 04/25/2046	$261	$50
0.582% due 03/25/2036	138	44
0.592% due 02/25/2036	142	40
0.702% due 09/25/2034	508	174
2.837% due 03/25/2037^	2,709	1,290
2.917% due 04/25/2035	1,098	710
2.997% due 02/25/2047	3,183	1,701
Greenpoint Mortgage Funding Trust
0.442% due 10/25/2046	410	113
0.442% due 12/25/2046^	414	114
0.472% due 06/25/2045	456	273
0.512% due 04/25/2036^	196	30
0.562% due 09/25/2046^	422	55
0.582% due 10/25/2046	418	33
GSR Mortgage Loan Trust
0.502% due 08/25/2046	319	73
Harborview Mortgage Loan Trust
0.492% due 09/19/2046^	144	21
Homebanc Mortgage Trust
0.422% due 12/25/2036	389	257
Indymac Index Mortgage Loan Trust
0.442% due 11/25/2046	394	108
0.492% due 02/25/2037	450	95
JPMorgan Alternative Loan Trust
0.741% due 06/27/2037	4,616	3,375
JPMorgan Chase Commercial Mortgage Securities Corp.
0.617% due 07/15/2019	8,026	7,787
2.170% due 06/15/2043 (a)	21,742	1,526
4.388% due 02/15/2046	2,000	2,189
MASTR Adjustable Rate Mortgages Trust
0.542% due 05/25/2047	450	102
0.582% due 05/25/2047	450	35
MASTR Alternative Loans Trust
0.642% due 03/25/2036	1,461	275
Mellon Residential Funding Corp.
0.942% due 11/15/2031	284	277
Morgan Stanley Dean Witter Capital
5.500% due 04/25/2017	4	4
Mortgage Equity Conversion Asset Trust
0.620% due 05/25/2042	11,308	9,386
0.660% due 02/25/2042	390	324
0.680% due 10/25/2041	2,096	1,750
0.680% due 01/25/2042	2,469	2,056
Opteum Mortgage Acceptance Corp.
0.502% due 07/25/2035	308	296
RBSSP Resecuritization Trust
0.742% due 11/21/2035	5,626	5,495
Residential Accredit Loans, Inc.
0.442% due 12/25/2046^	426	107
0.472% due 05/25/2037	297	76

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.512% due 05/25/2046^	$408	$87
3.280% due 08/25/2035^	248	124
Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031	336	360
RiverView HECM Trust
0.302% due 07/25/2047	426	375
Sequoia Mortgage Trust
0.592% due 10/19/2026	177	162
1.002% due 10/20/2027	58	54
Structured Asset Mortgage Investments, Inc.
0.542% due 08/25/2036	450	101
0.902% due 09/19/2032	101	93
Structured Asset Securities Corp.
0.742% due 12/25/2033	635	599
Thornburg Mortgage Securities Trust
6.147% due 09/25/2037	298	283
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021	1,132	1,090
WaMu Mortgage Pass-Through Certificates
0.462% due 07/25/2046^	125	16
0.750% due 07/25/2044	342	187
0.942% due 12/25/2045	369	50
1.159% due 02/25/2046	931	727
2.121% due 03/25/2033	868	864
2.724% due 10/25/2046	4,315	3,304
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.492% due 07/25/2046	96	19
0.928% due 04/25/2047	301	82

Total Mortgage-Backed Securities (Cost $69,595)		57,275

ASSET-BACKED SECURITIES 2.4%
Amortizing Residential Collateral Trust
0.822% due 07/25/2032	25	20
0.942% due 10/25/2031	17	13
Amresco Residential Securities Mortgage Loan Trust
0.737% due 06/25/2028	261	224
0.797% due 06/25/2027	159	146
0.797% due 09/25/2027	379	309
0.872% due 09/25/2028	651	487
Argent Securities, Inc.
1.092% due 11/25/2034	825	445
Centex Home Equity
0.542% due 01/25/2032	28	22
CIT Group Home Equity Loan Trust
0.512% due 06/25/2033	90	75
Conseco Finance
1.742% due 05/15/2032	689	459

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.582% due 06/25/2033	$352	$305
EMC Mortgage Loan Trust
0.992% due 08/25/2040	166	127
GSAA Trust
0.542% due 03/25/2037	537	269
0.542% due 05/25/2047	1,845	1,133
Home Equity Asset Trust
0.842% due 11/25/2032	3	2
Lehman XS Trust
0.472% due 06/25/2046^	85	5
0.562% due 11/25/2046	450	37
Morgan Stanley Mortgage Loan Trust
0.472% due 02/25/2037	147	61
0.602% due 04/25/2037	1,178	450
RAAC Series
0.642% due 06/25/2047	700	327
Renaissance Home Equity Loan Trust
1.002% due 12/25/2032	54	37
Salomon Brothers Mortgage Securities, Inc.
1.217% due 10/25/2028	406	374
SLM Student Loan Trust
2.060% due 04/25/2023	7,007	7,203
Specialty Underwriting & Residential Finance
0.922% due 01/25/2034	35	26
Structured Asset Securities Corp.
0.822% due 01/25/2033	30	25
United National Home Loan Owner Trust
7.410% due 03/25/2025	178	168

Total Asset-Backed Securities (Cost $13,452)		12,749

	SHARES
SHORT-TERM INSTRUMENTS 40.9%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 40.9%
PIMCO Short-Term Floating NAV Portfolio	21,817,993	218,638

Total Short-Term Instruments (Cost $218,635)		218,638

Total Investments 168.8% (Cost $909,062)		$902,212

Other Assets and Liabilities (Net) (68.8%)		(367,702)

Net Assets 100.0%		$534,510

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $700 at a weighted average interest rate of 0.160%. On March 31, 2012, there were no open reverse repurchase agreements.
(e)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)

Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GST	(2.500%	)	10/11/2021	$	500	$197	$0	$197

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	61

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CMBX.NA.AAA.4 Index	MYC	(0.350%	)	02/17/2051	$	7,000	$488	$437	$51
CMBX.NA.AAA.4 Index	UAG	(0.350%	)	02/17/2051		10,000	698	669	29

							$1,186	$1,106	$80

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Receive	Interest and paydown on FFCA Secured Lending Corp. 8.180% due 09/18/2027	8.180%	09/18/2027	MYC	$	3,000	$1,917	$900	$1,017

(f)	Transactions in written call and put options for the period ended March 31, 2012:

	Notional Amount	Premium
Balance at 03/31/2011	$0	$0
Sales	140,000	1,481
Closing Buys	(140,000)	(1,481)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2012	$0	$0

(g)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2042	$14,800	$15,218	$(15,198)
Fannie Mae	3.500%	05/01/2042	14,800	15,180	(15,161)
Fannie Mae	5.000%	04/01/2027	1,000	1,081	(1,081)
Fannie Mae	5.000%	05/01/2027	1,000	1,077	(1,078)
Fannie Mae	5.000%	04/01/2042	7,000	7,547	(7,563)
Ginnie Mae	4.000%	05/01/2042	2,000	2,130	(2,141)
Ginnie Mae	6.500%	04/01/2042	200	227	(229)

				$42,460	$(42,451)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
U.S. Government Agencies	$0	$613,478	$72	$613,550
Mortgage-Backed Securities	0	43,361	13,914	57,275
Asset-Backed Securities	0	12,749	0	12,749
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolios	218,638	0	0	218,638
	$218,638	$669,588	$13,986	$902,212

Short Sales, at value	$0	$(42,451)	$0	$(42,451)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$277	$0	$277
Interest Rate Contracts	0	0	1,017	1,017
	$0	$277	$1,017	$1,294

Totals	$218,638	$627,414	$15,003	$861,055

62	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
U.S. Government Agencies	$223	$0	$(152)	$(3)	$18	$(14)	$0	$0	$72	$3
Mortgage-Backed Securities	16,469	0	(604)	34	39	(2,024)	0	0	13,914	(2,016)

	$16,692	$0	$(756)	$31	$57	$(2,038)	$0	$0	$13,986	$(2,013)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$1,028	$0	$0	$0	$0	$(11)	$0	$0	$1,017	$(10)

Totals	$17,720	$0	$(756)	$31	$57	$(2,049)	$0	$0	$15,003	$(2,023)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$277	$0	$0	$1,017	$1,294

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(78)	$(78)
Net realized (loss) on futures contracts	0	0	0	0	(153)	(153)
Net realized gain on written options	0	0	0	0	440	440
Net realized gain on swaps	0	2,276	0	0	245	2,521

	$0	$2,276	$0	$0	$454	$2,730

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on swaps	$0	$(1,449)	$0	$0	$(10)	$(1,459)

(1)	See note 5 in the Notes to Financial Statements for additional information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	63

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

March 31, 2012

(j)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
GST	$197	$(100)	$97
MYC	2,405	(2,350)	55
UAG	698	(660)	38

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

64	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 25.7%

BANKING & FINANCE 18.9%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$3,100	$3,257
American Express Bank FSB
5.500% due 04/16/2013	500	524
American Express Centurion Bank
6.000% due 09/13/2017	4,000	4,685
American Express Co.
7.000% due 03/19/2018	200	246
American Express Credit Corp.
5.875% due 05/02/2013	2,800	2,945
American International Group, Inc.
5.050% due 10/01/2015	10,300	10,983
5.450% due 05/18/2017	30,700	33,070
5.600% due 10/18/2016	18,300	19,832
5.850% due 01/16/2018	11,500	12,534
6.250% due 05/01/2036	1,452	1,573
6.400% due 12/15/2020	3,400	3,853
8.250% due 08/15/2018	7,700	9,264
Bank of America Corp.
1.973% due 01/30/2014	12,400	12,181
5.650% due 05/01/2018	9,200	9,831
6.000% due 09/01/2017	1,055	1,150
Bank of America N.A.
0.754% due 06/15/2016	200	178
5.300% due 03/15/2017	325	339
6.000% due 10/15/2036	7,900	7,821
Capital One Capital
8.875% due 05/15/2040	700	707
CBA Capital Trust
5.805% due 08/29/2049	5,200	5,230
Citigroup, Inc.
2.027% due 01/13/2014	11,600	11,537
2.510% due 08/13/2013	2,600	2,609
4.750% due 05/19/2015	15,560	16,394
5.000% due 09/15/2014	5,900	6,113
5.300% due 10/17/2012	1,000	1,020
5.500% due 10/15/2014	15,681	16,833
5.625% due 08/27/2012	2,500	2,542
5.850% due 07/02/2013	700	733
6.000% due 08/15/2017	7,900	8,792
8.125% due 07/15/2039	1,700	2,204
8.500% due 05/22/2019	2,900	3,579
Fifth Third Bancorp
6.250% due 05/01/2013	350	368
8.250% due 03/01/2038	16,000	21,250
General Electric Capital Corp.
5.875% due 01/14/2038	10,200	11,218
6.875% due 01/10/2039	25,400	31,384
Goldman Sachs Group, Inc.
1.527% due 02/07/2014	22,600	22,204
5.375% due 03/15/2020	300	305
5.625% due 01/15/2017	5,800	6,097
5.950% due 01/18/2018	21,175	22,832
6.150% due 04/01/2018	4,700	5,075
6.250% due 09/01/2017	6,300	6,912
GSPA Monetization Trust
6.422% due 10/09/2029	9,545	9,175
HCP, Inc.
5.650% due 12/15/2013	2,300	2,441
6.300% due 09/15/2016	600	674
HSBC Bank USA N.A.
6.000% due 08/09/2017	4,000	4,359
International Lease Finance Corp.
6.625% due 11/15/2013	5,180	5,310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/01/2016	$2,000	$2,152
JPMorgan Chase & Co.
1.224% due 05/02/2014	28,100	28,165
3.150% due 07/05/2016	11,200	11,555
4.250% due 10/15/2020	500	513
6.000% due 01/15/2018	500	579
7.900% due 04/29/2049	36,600	40,235
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	25	29
JPMorgan Chase Capital
1.492% due 01/15/2087	1,100	806
6.550% due 09/15/2066	800	808
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013^	2,000	600
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012	500	500
6.050% due 08/15/2012	325	331
6.400% due 08/28/2017	4,400	4,803
6.875% due 04/25/2018	24,400	27,153
MetLife, Inc.
6.400% due 12/15/2066	1,500	1,474
Morgan Stanley
1.533% due 04/29/2013	4,800	4,760
2.161% due 01/24/2014	800	779
3.006% due 05/14/2013	21,400	21,569
3.450% due 11/02/2015	300	293
4.100% due 01/26/2015	30,000	30,124
5.950% due 12/28/2017	225	232
6.000% due 04/28/2015	10,400	10,893
7.300% due 05/13/2019	900	970
Pacific LifeCorp
6.000% due 02/10/2020	1,100	1,201
Principal Life Income Funding Trusts
5.300% due 04/24/2013	2,800	2,926
5.550% due 04/27/2015	4,000	4,415
SLM Corp.
4.000% due 07/25/2014	2,000	2,013
5.000% due 04/15/2015	30,000	30,552
5.375% due 05/15/2014	400	413
6.250% due 01/25/2016	8,200	8,534
8.000% due 03/25/2020	4,200	4,546
State Street Capital Trust
1.474% due 06/01/2077	600	444
5.464% due 01/29/2049	3,500	3,516
Toyota Motor Credit Corp. CPI Linked Bond
3.760% due 09/10/2013	17,000	17,234
UBS Preferred Funding Trust
6.243% due 05/29/2049	7,500	7,331
USB Capital
3.500% due 10/29/2049	700	540
Wachovia Corp.
5.625% due 10/15/2016	1,300	1,450
Weyerhaeuser Co.
7.375% due 03/15/2032	10,000	10,657
ZFS Finance USA Trust
5.875% due 05/09/2062	467	471

		647,729

INDUSTRIALS 5.9%
Abbott Laboratories
5.875% due 05/15/2016	325	383
Amgen, Inc.
6.900% due 06/01/2038	2,600	3,181
California Institute of Technology
4.700% due 11/01/2111	1,000	990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Comcast Corp.
5.875% due 02/15/2018	$1,100	$1,303
6.450% due 03/15/2037	1,800	2,155
COX Communications, Inc.
4.625% due 06/01/2013	4,000	4,180
Dell, Inc.
5.650% due 04/15/2018	500	583
Dow Chemical Co.
2.500% due 02/15/2016	4,000	4,109
General Mills, Inc.
5.250% due 08/15/2013	8,000	8,492
GlaxoSmithKline Capital, Inc.
4.850% due 05/15/2013	325	341
International Business Machines Corp.
5.700% due 09/14/2017	23,200	27,963
7.625% due 10/15/2018	350	467
Kraft Foods, Inc.
2.625% due 05/08/2013	8,600	8,767
5.250% due 10/01/2013	20,000	21,275
6.125% due 08/23/2018	375	453
6.875% due 02/01/2038	1,100	1,382
Marathon Oil Corp.
6.000% due 10/01/2017	325	380
McDonald’s Corp.
5.800% due 10/15/2017	200	243
Norfolk Southern Corp.
5.640% due 05/17/2029	17,009	19,551
Oracle Corp.
5.750% due 04/15/2018	6,900	8,397
PepsiCo, Inc.
5.000% due 06/01/2018	275	321
Plains All American Pipeline LP
4.250% due 09/01/2012	5,481	5,548
President and Fellows of Harvard College
6.500% due 01/15/2039	32,000	44,642
Roche Holdings, Inc.
6.000% due 03/01/2019	5,200	6,349
Rohm and Haas Co.
6.000% due 09/15/2017	2,100	2,420
Time Warner, Inc.
6.875% due 05/01/2012	380	382
UAL Pass-Through Trust
9.190% due 12/24/2013^	4,046	1,437
WM Wrigley Jr. Co.
3.050% due 06/28/2013	3,000	3,044
Yum! Brands, Inc.
6.250% due 03/15/2018	20,000	23,850

		202,588

UTILITIES 0.9%
Alltel Corp.
7.000% due 07/01/2012	2,000	2,031
AT&T, Inc.
4.950% due 01/15/2013	1,700	1,758
5.500% due 02/01/2018	1,700	2,005
6.300% due 01/15/2038	1,200	1,411
Cleco Power LLC
6.000% due 12/01/2040	7,500	8,223
Dominion Resources, Inc.
6.250% due 06/30/2012	6,434	6,521
DTE Energy Co.
1.180% due 06/03/2013	1,900	1,908
Entergy Corp.
3.625% due 09/15/2015	5,400	5,495

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	65

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
5.250% due 04/15/2013	$500	$524

		29,876

Total Corporate Bonds & Notes (Cost $823,393)		880,193

MUNICIPAL BONDS & NOTES 6.4%

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,300	1,440

CALIFORNIA 2.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,208
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,200	1,599
7.043% due 04/01/2050	3,900	5,196
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	2,000	1,880
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,302
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	4,300	5,467
7.550% due 04/01/2039	6,200	8,051
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,500	3,278
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,900	1,995
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	3,800	4,351
Irvine Ranch Water District, California Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	134
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,600	1,711
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,200	1,642
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2022	6,300	6,896
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,600	8,487
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,171
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,166
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	226
7.021% due 08/01/2040	300	339
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,800	1,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	$6,700	$7,860
6.583% due 05/15/2049	3,800	4,701
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	400	406
6.548% due 05/15/2048	600	753

		71,137

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	125	159

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	600	669
6.899% due 12/01/2040	7,100	8,498
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	2,000	2,463

		11,630

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	705	670

MICHIGAN 0.2%
Michigan State Building Authority Revenue Bonds, Series 2011
5.375% due 10/15/2041	5,000	5,557

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,600	2,983

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,300	3,037
Truckee Meadows Water Authority, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	2,800	2,886

		5,923

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 1997
0.000% due 02/15/2016	3,355	2,946
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.474% due 06/15/2013	7,200	7,208
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	3,000	4,107

		14,261

NEW YORK 2.3%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,200	1,680

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	$13,300	$15,622
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	44,000	47,496
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,100	1,225
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 03/15/2026	9,460	10,849
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,100	1,299

		78,171

OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	4,836
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,500	1,232

		6,068

TENNESSEE 0.1%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	2,600	3,412

TEXAS 0.5%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	6,400	7,844
Texas State General Obligation Bonds, (BABs), Series 2009
5.517% due 04/01/2039	6,500	8,075
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,200	1,281
Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	1,100	1,285

		18,485

Total Municipal Bonds & Notes (Cost $194,191)		219,896

U.S. GOVERNMENT AGENCIES 39.1%
Fannie Mae
0.302% due 12/25/2036	694	689
0.552% due 04/25/2037	2,069	2,064
0.675% due 10/25/2022	40	41
0.692% due 09/25/2035 - 12/25/2041	4,102	4,104
0.700% due 05/25/2023	33	34
0.750% due 02/25/2022	15	15
0.800% due 01/25/2022	35	35
0.850% due 08/25/2022	33	34
0.872% due 05/25/2040	10,079	10,121
0.950% due 04/25/2022 - 09/25/2022	36	37
0.992% due 11/25/2039 - 01/25/2040	1,638	1,659
1.250% due 01/30/2017	11,700	11,737
1.382% due 07/01/2044	338	341

66	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.289% due 01/01/2035	$676	$712
2.490% due 05/25/2035	355	369
3.000% due 05/01/2027	5,000	5,166
3.330% due 11/01/2021	298	319
3.500% due 04/01/2027 - 05/01/2042	109,885	112,666
3.980% due 07/01/2021	118,300	129,202
4.000% due 06/01/2025 - 12/01/2041	27,076	28,432
4.500% due 09/01/2018 - 05/01/2042	377,582	402,227
4.737% due 09/01/2035	327	349
5.000% due 02/13/2017 - 04/01/2042	32,351	35,068
5.375% due 06/12/2017	1,900	2,289
5.500% due 03/01/2022 - 05/01/2042	79,863	87,174
5.770% due 06/01/2013	579	599
5.979% due 05/01/2012	35	35
6.000% due 05/01/2017 - 01/01/2039	95,666	105,713
6.265% due 12/25/2042	646	737
6.500% due 07/01/2013 - 06/25/2044	427	494
7.000% due 05/01/2012 - 09/25/2020	4	4
8.000% due 04/01/2015 - 10/01/2030	3	3
8.500% due 04/01/2017	1	1
9.000% due 12/01/2017 - 06/25/2018	3	4
9.250% due 07/25/2019	54	63
10.000% due 11/01/2021	1	2
Freddie Mac
0.392% due 07/15/2019 - 08/15/2019	5,237	5,227
0.852% due 07/15/2037	15,877	15,946
0.992% due 08/15/2036	10,396	10,479
1.000% due 07/30/2014 - 03/08/2017	33,800	33,639
1.369% due 02/25/2045	318	303
2.347% due 02/01/2023	29	29
2.384% due 12/01/2022	180	190
2.606% due 07/01/2030	50	51
4.000% due 04/01/2042 - 05/01/2042	224,000	233,989
4.500% due 04/01/2039 - 04/01/2042	44,223	46,931
4.875% due 06/13/2018	2,800	3,343
5.000% due 02/15/2032	405	425
5.500% due 08/23/2017 - 07/01/2039	8,930	9,763
6.000% due 02/01/2016 - 05/01/2042	29,352	32,325
7.000% due 07/15/2022	566	651
7.500% due 01/15/2023	1,458	1,702
8.000% due 11/01/2025 - 06/15/2030	790	813
9.000% due 12/15/2020	39	43
9.250% due 11/15/2019	1	1
9.500% due 02/01/2018	5	5
10.000% due 03/01/2021	3	3
Ginnie Mae
0.642% due 04/16/2029 - 06/16/2031	91	91
0.842% due 02/16/2030	58	59
1.625% due 09/20/2025 - 07/20/2030	901	932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 09/20/2024 - 07/20/2027	$407	$421
2.375% due 06/20/2023 - 06/20/2027	1,166	1,208
6.000% due 01/15/2024	4	4
7.500% due 09/15/2014 - 09/15/2025	13	14
8.000% due 01/15/2022 - 08/15/2024	32	38
9.000% due 11/15/2017	10	11
9.500% due 01/20/2019 - 12/15/2021	5	6
Small Business Administration
7.970% due 01/25/2025	99	104

Total U.S. Government Agencies (Cost $1,312,491)		1,341,285

U.S. TREASURY OBLIGATIONS 31.3%
U.S. Treasury Inflation Protected Securities (c)
1.125% due 01/15/2021	311	350
1.750% due 01/15/2028	33,476	39,972
2.000% due 01/15/2026	3,997	4,901
2.125% due 02/15/2040 (f)	18,038	23,702
2.375% due 01/15/2025	10,462	13,312
2.375% due 01/15/2027 (i)	46,195	59,296
2.500% due 01/15/2029 (f)(i)	40,857	53,956
3.625% due 04/15/2028	12,332	18,205
3.875% due 04/15/2029 (f)(h)	12,685	19,553
U.S. Treasury Notes
0.250% due 03/31/2014 (a)	89,300	89,153
0.875% due 12/31/2016 (f)	22,500	22,382
0.875% due 01/31/2017	160,200	159,224
0.875% due 02/28/2017 (g)	113,700	112,892
1.250% due 02/15/2014 (f)	49,200	50,038
1.375% due 11/30/2018 (f)(g)(h)(i)	194,700	192,814
1.375% due 12/31/2018	15,200	15,036
1.500% due 08/31/2018 (f)(h)(i)	196,600	197,061
3.000% due 02/28/2017	900	985

Total U.S. Treasury Obligations (Cost $1,057,497)		1,072,832

MORTGAGE-BACKED SECURITIES 5.0%
American Home Mortgage Investment Trust
2.241% due 02/25/2045	1,286	1,052
Banc of America Funding Corp.
2.667% due 05/25/2035	2,030	2,037
BCRR Trust
5.858% due 07/17/2040	1,400	1,456
Bear Stearns Adjustable Rate Mortgage Trust
2.625% due 04/25/2033	570	546
2.913% due 01/25/2035	4,021	3,336
5.363% due 02/25/2036	2,276	2,012
Bear Stearns Alt-A Trust
2.809% due 05/25/2035	3,735	2,968
2.826% due 09/25/2035	541	360
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	500	540
5.471% due 01/12/2045	1,500	1,707
5.700% due 06/11/2050	5,000	5,737
Bear Stearns Mortgage Funding Trust
0.432% due 01/25/2037	10,314	5,450
Chase Mortgage Finance Corp.
5.280% due 12/25/2035	5,522	5,265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.450% due 09/25/2035	$2,266	$1,996
2.580% due 10/25/2035	668	599
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	2,600	2,923
Countrywide Alternative Loan Trust
0.422% due 05/25/2047	2,436	1,454
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036	886	653
2.776% due 02/20/2035	54	45
Credit Suisse First Boston Mortgage Securities Corp.
2.533% due 09/25/2033	8,766	8,666
4.871% due 06/25/2032	61	55
Credit Suisse Mortgage Capital Certificates
0.412% due 10/15/2021	5,687	5,302
5.663% due 03/15/2039	500	550
DBUBS Mortgage Trust
3.386% due 07/10/2044	16,900	17,900
DLJ Acceptance Trust
11.000% due 08/01/2019	6	7
Extended Stay America Trust
2.951% due 11/05/2027	10,824	10,958
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046	194	185
0.322% due 01/25/2047^	145	140
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	217
5.444% due 03/10/2039	2,200	2,430
GS Mortgage Securities Corp.
2.716% due 02/10/2021	11,796	12,004
GSR Mortgage Loan Trust
2.701% due 01/25/2036	12	12
5.132% due 11/25/2035	2,005	1,932
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	17	20
Homebanc Mortgage Trust
0.512% due 10/25/2035	7,064	4,986
Indymac ARM Trust
1.785% due 01/25/2032	21	17
Indymac Index Mortgage Loan Trust
5.051% due 11/25/2035	3,714	2,729
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	5,000	5,337
4.158% due 01/12/2039	2,340	2,437
5.336% due 05/15/2047	3,700	4,067
5.420% due 01/15/2049	500	557
5.440% due 06/12/2047	1,300	1,452
5.647% due 03/18/2051	1,700	1,720
5.794% due 02/12/2051	3,000	3,452
5.882% due 02/15/2051	1,200	1,351
JPMorgan Mortgage Trust
5.015% due 02/25/2035	35	36
5.315% due 07/25/2035	4,058	4,121
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	700	755
5.485% due 03/12/2051	2,900	3,134
Morgan Stanley Capital
0.302% due 10/15/2020	68	68
5.610% due 04/15/2049	4,208	4,327
5.809% due 12/12/2049	300	345
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035	3,222	3,235
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045	4,200	4,513
Prime Mortgage Trust
0.642% due 02/25/2019	30	29
0.642% due 02/25/2034	429	389

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	67

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
0.492% due 02/26/2037	$4,324	$3,550
Residential Funding Mortgage Securities
5.651% due 02/25/2036	464	335
Structured Asset Mortgage Investments, Inc.
0.902% due 09/19/2032	439	401
Structured Asset Securities Corp.
2.365% due 01/25/2032	49	36
2.545% due 02/25/2032	61	61
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021	1,661	1,598
5.342% due 12/15/2043	3,800	4,117
WaMu Mortgage Pass-Through Certificates
0.532% due 10/25/2045	709	570
1.359% due 11/25/2042	251	219
2.562% due 05/25/2035	395	375
Wells Fargo Mortgage-Backed Securities Trust
0.742% due 07/25/2037	730	578
2.631% due 03/25/2036	3,208	2,788
2.648% due 01/25/2035	46	44
2.704% due 12/25/2034	3,802	3,804
5.248% due 05/25/2035	3,073	3,074

Total Mortgage-Backed Securities (Cost $167,061)		171,121

ASSET-BACKED SECURITIES 2.3%
ACE Securities Corp.
0.292% due 12/25/2036	17	17
Amortizing Residential Collateral Trust
0.782% due 06/25/2032	532	438
Bear Stearns Asset-Backed Securities Trust
0.302% due 01/25/2037	1,074	1,015
0.332% due 06/25/2047	402	388
Citibank Omni Master Trust
2.342% due 05/16/2016	31,850	31,930
2.992% due 08/15/2018	28,800	30,352
EMC Mortgage Loan Trust
0.612% due 05/25/2040	1,198	1,030
Fremont Home Loan Trust
0.302% due 01/25/2037	75	73
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034	107	86
Morgan Stanley IXIS Real Estate Capital Trust
0.292% due 11/25/2036	22	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quest Trust
0.362% due 08/25/2036	$2,107	$1,867
Securitized Asset-Backed Receivables LLC
0.302% due 12/25/2036^	872	199
SLM Student Loan Trust
2.350% due 04/15/2039	3,144	3,168
2.892% due 12/16/2019	1,000	1,017
SMS Student Loan Trust
0.743% due 10/28/2028	4,265	4,254
0.753% due 04/28/2029	3,151	3,124
Structured Asset Securities Corp.
0.822% due 01/25/2033	162	137

Total Asset-Backed Securities (Cost $80,367)		79,102

	SHARES
CONVERTIBLE PREFERRED SECURITIES 1.9%

BANKING & FINANCE 1.9%
Wells Fargo & Co.
7.500% due 12/31/2049	58,200	64,992

Total Convertible Preferred Securities (Cost $37,019)		64,992

PREFERRED SECURITIES 2.2%

BANKING & FINANCE 0.5%
DG Funding Trust
2.829% due 12/31/2049	1,568	11,739
Farm Credit Bank
10.000% due 12/31/2049	4,000	4,746

		16,485

INDUSTRIALS 0.2%
CoBank ACB
7.000% due 12/31/2049	43,500	2,069
7.814% due 12/31/2049	105,000	5,303

		7,372

UTILITIES 1.5%
Qwest Corp.
7.375% due 06/01/2051	2,000,000	52,080

Total Preferred Securities (Cost $79,039)		75,937

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.4%

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.050% due 04/02/2012	$2,400	$2,400
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $2,451. Repurchase proceeds are $2,400.)
State Street Bank and Trust Co.
0.010% due 04/02/2012	5,288	5,288
(Dated 03/30/2012. Collateralized by Federal Home Loan Bank 1.750% due 08/22/2012 valued at $5,399. Repurchase proceeds are $5,288.)

		7,688

U.S. TREASURY BILLS 0.0%
0.124% due 05/31/2012 - 03/07/2013 (b)(e)(f)	1,277	1,276

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 4.2%
PIMCO Short-Term Floating NAV Portfolio	13,055,768	130,832
PIMCO Short-Term Floating NAV Portfolio III	1,259,513	12,601

		143,433

Total Short-Term Instruments (Cost $152,392)		152,397

Total Investments 118.3% (Cost $3,903,450)		$4,057,755

Written Options (k) (0.2%) (Premiums $16,384)		(5,551)

Other Assets and Liabilities (Net) (18.1%)		(621,979)

Net Assets 100.0%		$3,430,225

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $360 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(f)	Securities with an aggregate market value of $5,930 have been pledged as collateral as of March 31, 2012 for OTC swap agreements and swaptions contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $36,830 at a weighted average interest rate of 0.026%. On March 31, 2012, securities valued at $38,622 were pledged as collateral for reverse repurchase agreements.

68	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(h)	Securities with an aggregate market value of $447 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2014	97	$312
U.S. Treasury 10-Year Note June Futures	Long	06/2012	266	(383)

				$(71)

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $24,479 and cash of $80 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017	$	523,300	$(2,397)	$234

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	82,500	$(196)	$(193)
Receive	3-Month USD-LIBOR	4.770%	12/21/2021		1,200	22	4
Pay	3-Month USD-LIBOR	2.000%	12/21/2021		1,200	(23)	20
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		141,800	9,663	6,420

						$9,466	$6,251

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and U.S. Municipal Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	UAG	1.000%	12/20/2020	2.223%	$	100	$(9)	$(22)	$13
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	1.603%		4,300	(185)	(180)	(5)
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.606%		2,000	5	0	5
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.629%		5,800	(277)	(233)	(44)
California State General Obligation Bonds, Series 2003	MYC	2.250%	03/20/2021	2.017%		16,500	250	0	250
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.212%		17,100	(132)	(206)	74
General Electric Capital Corp.	BRC	0.640%	12/20/2012	0.380%		13,700	29	0	29
MetLife, Inc.	CBK	1.000%	12/20/2015	1.861%		3,800	(115)	(138)	23
MetLife, Inc.	DUB	1.000%	09/20/2015	1.801%		15,000	(396)	(985)	589
MetLife, Inc.	GST	1.000%	09/20/2015	1.801%		1,000	(26)	(64)	38
Morgan Stanley	DUB	1.000%	03/20/2013	2.313%		1,100	(14)	(49)	35
Morgan Stanley	JPM	1.000%	06/20/2013	2.397%		3,400	(56)	(376)	320
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.361%		6,100	(77)	(178)	101
SLM Corp.	BOA	5.000%	03/20/2016	3.738%		1,500	70	(14)	84

							$(933)	$(2,445)	$1,512

Credit Default Swaps on Credit Indices - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CBK	0.355%	06/20/2012	$	7,841	$0	$0	$0
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,723	0	0	0
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		1,889	0	0	0
CDX.IG-9 5-Year Index 15-30%	MYC	0.963%	12/20/2012		4,800	35	0	35
CDX.IG-9 5-Year Index 30-100%	BRC	0.758%	12/20/2012		18,518	106	0	106
CDX.IG-9 5-Year Index 30-100%	GST	0.705%	12/20/2012		12,249	65	0	65
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		1,833	39	0	39
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		3,955	85	0	85
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		2,508	16	0	16
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		3,086	17	0	17

						$363	$0	$363

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	69

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	52,000	$257	$(24)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		108,000	378	(233)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		102,000	131	(152)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		51,100	291	(24)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		57,900	219	(11)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		35,600	300	(4)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,300	29	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		18,800	85	(33)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		38,900	274	(160)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		33,200	197	(3)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		68,000	248	(159)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		46,000	162	(107)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		17,600	109	(2)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		130,200	361	(229)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		156,000	1,228	(16)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		66,000	509	(272)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		45,300	488	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		20,300	182	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,400	571	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		7,900	82	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		30,400	331	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		100,100	719	(258)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		55,300	565	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,800	184	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		98,200	880	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		15,800	190	(75)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		28,300	700	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		6,100	42	(41)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		55,300	503	(263)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		65,700	642	(446)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		94,200	1,126	(447)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		18,500	174	(197)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		39,900	204	(271)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		46,000	750	(218)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		7,400	69	(49)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		7,400	143	(172)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		22,300	352	(106)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		56,700	342	(269)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		18,900	85	(128)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		11,000	103	(73)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		11,000	213	(256)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		9,400	236	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		67,300	314	(456)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		67,200	933	(319)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		17,500	105	0

								$16,006	$(5,475)

70	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$7,000	$59	$(11)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	16,900	151	(28)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	6,500	84	(12)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	2,500	19	(6)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	6,700	65	(19)

						$378	$(76)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	2,168	$1,066,200	$10,623
Sales	1,550	3,490,400	17,043
Closing Buys	(2,838)	(2,150,800)	(10,021)
Expirations	0	0	0
Exercised	(880)	(286,000)	(1,261)

Balance at 03/31/2012	0	$2,119,800	$16,384

(l)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	05/01/2042	$4,000	$4,317	$(4,315)
Fannie Mae	6.000%	05/01/2042	17,000	18,647	(18,705)

				$22,964	$(23,020)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$638,554	$9,175	$647,729
Industrials	0	202,588	0	202,588
Utilities	0	29,876	0	29,876
Municipal Bonds & Notes
Arizona	0	1,440	0	1,440
California	0	71,137	0	71,137
Florida	0	159	0	159
Illinois	0	11,630	0	11,630
Iowa	0	670	0	670
Michigan	0	5,557	0	5,557
Nebraska	0	2,983	0	2,983
Nevada	0	5,923	0	5,923
New Jersey	0	14,261	0	14,261
New York	0	78,171	0	78,171
Ohio	0	6,068	0	6,068
Tennessee	0	3,412	0	3,412
Texas	0	18,485	0	18,485
U.S. Government Agencies	0	1,294,473	46,812	1,341,285
U.S. Treasury Obligations	0	1,072,832	0	1,072,832
Mortgage-Backed Securities	0	159,117	12,004	171,121
Asset-Backed Securities	0	79,102	0	79,102
Convertible Preferred Securities
Banking & Finance	64,992	0	0	64,992

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Preferred Securities
Banking & Finance	$0	$4,746	$11,739	$16,485
Industrials	0	7,372	0	7,372
Utilities	52,080	0	0	52,080
Short-Term Instruments
Repurchase Agreements	0	7,688	0	7,688
U.S. Treasury Bills	0	1,276	0	1,276
PIMCO Short-Term Floating NAV Portfolios	143,433	0	0	143,433
	$260,505	$3,717,520	$79,730	$4,057,755

Short Sales, at value	$0	$(23,020)	$0	$(23,020)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,158	0	2,158
Interest Rate Contracts	312	6,444	0	6,756
	$312	$8,602	$0	$8,914

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(49)	0	(49)
Interest Rate Contracts	(383)	(5,668)	(76)	(6,127)
	$(383)	$(5,717)	$(76)	$(6,176)

Totals	$260,434	$3,697,385	$79,654	$4,037,473

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	71

Schedule of Investments PIMCO Total Return Fund II (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$9,716	$(62)	$(2)	$(1)	$(476)	$0	$0	$9,175	$(476)
Industrials	4,944	4,919	(9,719)	(152)	0	8	0	0	0	0
U.S. Government Agencies	25,847	46,831	(25,798)	0	(49)	(19)	0	0	46,812	(19)
Mortgage-Backed Securities	0	11,767	(4)	4	0	237	0	0	12,004	237
Preferred Securities
Banking & Finance	11,909	0	0	0	0	(170)	0	0	11,739	(170)

	$42,700	$73,233	$(35,583)	$(150)	$(50)	$(420)	$0	$0	$79,730	$(428)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,796)	$0	$0	$0	$1,588	$1,132	$0	$0	$(76)	$170

Totals	$39,904	$73,233	$(35,583)	$(150)	$1,538	$712	$0	$0	$79,654	$(258)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$2,314	$2,314
Unrealized appreciation on OTC swap agreements	0	1,924	0	0	0	1,924

	$0	$1,924	$0	$0	$2,314	$4,238

Liabilities:
Written options outstanding	$0	$0	$0	$0	$5,551	$5,551
Variation margin payable on financial derivative instruments (2)	0	400	0	0	181	581
Unrealized depreciation on OTC swap agreements	0	49	0	0	0	49

	$0	$449	$0	$0	$5,732	$6,181

72	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$189	$189
Net realized gain on futures contracts	0	0	0	0	28,105	28,105
Net realized gain (loss) on written options	0	380	0	0	(1,309)	(929)
Net realized (loss) on swaps	0	(6,797)	0	0	(81,922)	(88,719)

	$0	$(6,417)	$0	$0	$(54,937)	$(61,354)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$3,285	$3,285
Net change in unrealized appreciation (depreciation) on written options	0	(28)	0	0	14,738	14,710
Net change in unrealized appreciation (depreciation) on swaps	0	(562)	0	0	6,792	6,230

	$0	$(590)	$0	$0	$24,815	$24,225

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(71) and open centrally cleared swaps cumulative appreciation/(depreciation) of $6,485 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(475)	$534	$59
BRC	135	(90)	45
CBK	(842)	704	(138)
DUB	(1,922)	1,643	(279)
FBF	(710)	732	22
GLM	(133)	0	(133)
GST	95	(260)	(165)
JPM	(676)	701	25
MYC	(510)	116	(394)
RYL	(802)	838	36
UAG	(281)	292	11

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	73

Schedule of Investments PIMCO Total Return Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
Petroleum Export Ltd.
3.474% due 12/20/2012		$1,350	$1,337
Springleaf Finance Corp.
5.500% due 05/10/2017		7,900	7,292

Total Bank Loan Obligations (Cost $9,216)			8,629

CORPORATE BONDS & NOTES 25.6%

BANKING & FINANCE 19.7%
ABN AMRO North American Holding Preferred Capital Repackage Trust
6.523% due 12/29/2049		700	578
Allied World Assurance Co. Holdings Ltd.
7.500% due 08/01/2016		100	115
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		3,000	3,152
Ally Financial, Inc.
3.874% due 06/20/2014		800	784
4.500% due 02/11/2014		3,300	3,312
7.500% due 12/31/2013		3,100	3,302
American Express Bank FSB
0.371% due 05/29/2012		1,025	1,025
5.500% due 04/16/2013		300	314
6.000% due 09/13/2017		3,700	4,334
American Express Centurion Bank
6.000% due 09/13/2017		4,000	4,685
American Express Co.
7.000% due 03/19/2018		2,400	2,949
American Express Credit Corp.
5.875% due 05/02/2013		3,255	3,424
American International Group, Inc.
5.050% due 10/01/2015		400	427
5.850% due 01/16/2018		10,400	11,335
8.000% due 05/22/2068	EUR	5,500	7,163
8.250% due 08/15/2018		$1,900	2,286
Australia & New Zealand Banking Group Ltd.
1.373% due 05/08/2013		10,400	10,427
2.400% due 11/23/2016		2,800	2,826
Banco do Brasil S.A.
3.359% due 07/02/2014		3,100	3,076
Banco Santander Brasil S.A.
4.250% due 01/14/2016		600	603
4.500% due 04/06/2015		500	511
4.625% due 02/13/2017		2,200	2,217
Banco Santander Chile
1.811% due 04/20/2012		5,500	5,500
Bank of America Corp.
0.833% due 08/15/2016		1,400	1,192
5.650% due 05/01/2018		165	176
6.000% due 09/01/2017		10,045	10,951
6.500% due 08/01/2016		17,500	19,256
Bank of America N.A.
0.754% due 06/15/2016		2,400	2,131
6.000% due 10/15/2036		9,100	9,009
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		1,000	1,052
Bank of Montreal
1.950% due 01/30/2018		700	708
2.850% due 06/09/2015		2,000	2,109
Bank of Nova Scotia
1.650% due 10/29/2015		2,200	2,237
1.950% due 01/30/2017		2,000	2,024
Barclays Bank PLC
1.206% due 05/30/2017	EUR	2,200	2,905
6.000% due 01/23/2018		5,000	6,697

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 12/04/2017		$2,400	$2,479
BBVA Bancomer S.A.
4.500% due 03/10/2016		1,300	1,346
6.500% due 03/10/2021		2,600	2,724
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,900	10,372
7.250% due 02/01/2018		60	72
Berkshire Hathaway Finance Corp.
5.000% due 08/15/2013		85	90
BNP Paribas S.A.
0.983% due 04/08/2013		4,000	3,968
5.000% due 01/15/2021		20,500	20,719
5.186% due 06/29/2049		1,900	1,663
BPCE S.A.
2.375% due 10/04/2013		900	885
Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		7,900	7,996
Catlin Insurance Co. Ltd.
7.249% due 07/29/2049		150	138
Citigroup, Inc.
0.745% due 06/09/2016		5,500	4,832
0.960% due 06/28/2013	EUR	200	264
2.027% due 01/13/2014		$3,600	3,580
4.750% due 02/10/2019	EUR	2,575	3,127
4.875% due 05/07/2015		$3,200	3,320
5.365% due 03/06/2036 (l)	CAD	8,100	6,651
5.500% due 04/11/2013		$12,700	13,182
5.625% due 08/27/2012		2,200	2,237
5.850% due 07/02/2013		700	733
6.125% due 08/25/2036		1,700	1,635
6.400% due 03/27/2013	EUR	200	278
8.125% due 07/15/2039		$9,100	11,800
Credit Agricole S.A.
8.375% due 10/29/2049		12,000	11,220
Credit Suisse
2.200% due 01/14/2014		1,900	1,919
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		2,500	2,591
Deutsche Bank AG
4.875% due 05/20/2013		590	612
Deutsche Bank Capital Trust
4.901% due 12/29/2049		10,600	7,394
Dexia Credit Local
0.880% due 03/05/2013		22,500	21,567
Dexia Credit Local S.A.
1.033% due 04/29/2014		10,400	9,700
European Investment Bank
4.625% due 04/15/2020	EUR	300	460
Export-Import Bank of Korea
4.000% due 01/29/2021		$15,500	15,324
5.875% due 01/14/2015		14,500	15,866
Fifth Third Bancorp
0.894% due 12/20/2016		1,900	1,759
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		600	648
7.000% due 04/15/2015		500	547
8.000% due 12/15/2016		3,500	4,066
8.700% due 10/01/2014		2,500	2,834
12.000% due 05/15/2015		7,600	9,443
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	900	1,202
General Electric Capital Corp.
5.500% due 09/15/2067		10,500	12,463
6.375% due 11/15/2067		$400	409
6.875% due 01/10/2039		13,500	16,681
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		100	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.408% due 02/04/2013	EUR	21,000	$27,859
4.750% due 07/15/2013		$790	818
5.950% due 01/18/2018		16,200	17,468
6.250% due 09/01/2017		6,800	7,460
GSPA Monetization Trust
6.422% due 10/09/2029		19,675	18,913
HCP, Inc.
6.300% due 09/15/2016		400	449
HSBC Bank PLC
2.000% due 01/19/2014		2,000	2,008
HSBC Finance Corp.
1.583% due 04/05/2013	EUR	3,500	4,639
HSBC Holdings PLC
6.500% due 05/02/2036		$3,800	4,228
6.500% due 09/15/2037		15,100	16,955
ING Bank NV
2.000% due 10/18/2013		1,200	1,197
2.650% due 01/14/2013		500	503
International Lease Finance Corp.
6.750% due 09/01/2016		2,000	2,153
Intesa Sanpaolo SpA
2.892% due 02/24/2014		4,700	4,587
IPIC GMTN Ltd.
5.000% due 11/15/2020		1,100	1,130
John Deere Capital Corp.
4.500% due 04/03/2013		555	578
JPMorgan Chase & Co.
3.150% due 07/05/2016		32,300	33,323
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		6,500	7,444
JPMorgan Chase Capital
6.550% due 09/15/2066		700	707
Korea Finance Corp.
3.250% due 09/20/2016		800	808
LBG Capital PLC
7.869% due 08/25/2020	GBP	500	688
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013^		$2,000	600
Lloyds TSB Bank PLC
4.875% due 01/21/2016		1,200	1,245
5.800% due 01/13/2020		10,800	11,106
Macquarie Bank Ltd.
6.625% due 04/07/2021		6,600	6,634
Macquarie Group Ltd.
7.300% due 08/01/2014		11,900	12,761
Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		2,500	2,500
6.050% due 08/15/2012		3,400	3,459
6.150% due 04/25/2013		155	162
6.400% due 08/28/2017		4,000	4,366
6.500% due 07/15/2018		200	218
6.875% due 04/25/2018		1,970	2,192
6.875% due 11/15/2018		200	223
MetLife, Inc.
5.375% due 12/15/2012		10	10
Morgan Stanley
1.321% due 03/01/2013	EUR	12,000	15,837
1.533% due 04/29/2013		$2,900	2,876
1.651% due 01/16/2017	EUR	100	115
3.450% due 11/02/2015		$200	196
6.250% due 08/28/2017		1,300	1,370
7.300% due 05/13/2019		700	754
MUFG Capital Finance Ltd.
6.299% due 01/29/2049	GBP	1,650	2,610
National Australia Bank Ltd.
1.301% due 04/11/2014		$9,500	9,471
1.507% due 07/25/2014		2,200	2,209

74	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.350% due 06/12/2013		$3,100	$3,261
National Bank of Canada
2.200% due 10/19/2016		1,900	1,953
Nationwide Building Society
6.250% due 02/25/2020		4,300	4,463
Nordea Bank AB
2.125% due 01/14/2014		900	903
Pacific LifeCorp
6.000% due 02/10/2020		1,000	1,091
Progressive Corp.
6.700% due 06/15/2067		4,000	4,155
Prudential Financial, Inc.
6.625% due 12/01/2037		800	924
Prudential Holdings LLC
8.695% due 12/18/2023		265	330
Rabobank Group
6.875% due 03/19/2020	EUR	13,700	17,678
11.000% due 12/29/2049		$200	255
Regions Financial Corp.
6.375% due 05/15/2012		1,270	1,286
Resona Bank Ltd.
5.850% due 09/29/2049		800	832
Royal Bank of Scotland Group PLC
1.352% due 10/14/2016		700	567
2.625% due 05/11/2012		1,100	1,102
4.375% due 03/16/2016		3,300	3,372
5.000% due 11/12/2013		1,990	1,999
6.990% due 10/29/2049		4,400	3,608
7.640% due 03/29/2049		11,100	7,659
Santander U.S. Debt S.A.U.
2.991% due 10/07/2013		2,000	1,991
SLM Corp.
1.206% due 06/17/2013	EUR	3,750	4,852
3.125% due 09/17/2012		11,700	15,622
5.000% due 10/01/2013		$410	420
5.375% due 01/15/2013		3,000	3,061
5.375% due 05/15/2014		100	103
6.250% due 01/25/2016		500	520
8.000% due 03/25/2020		4,400	4,763
8.450% due 06/15/2018		100	112
Societe Generale S.A.
5.922% due 04/29/2049		2,200	1,792
Springleaf Finance Corp.
4.875% due 07/15/2012		1,000	973
5.375% due 10/01/2012		365	351
5.900% due 09/15/2012		300	290
6.900% due 12/15/2017		4,300	3,376
State Bank of India
4.500% due 07/27/2015		2,600	2,691
State Street Capital Trust
1.474% due 06/01/2077		600	444
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		500	515
Temasek Financial Ltd.
4.300% due 10/25/2019		2,300	2,509
UBS AG
1.553% due 01/28/2014		1,300	1,296
5.750% due 04/25/2018		1,000	1,096
5.875% due 12/20/2017		2,500	2,774
USB Capital
3.500% due 10/29/2049		3,800	2,934
Wachovia Capital Trust
5.570% due 03/29/2049		245	232
Westpac Banking Corp.
1.200% due 03/31/2014		6,000	5,998
3.585% due 08/14/2014		2,300	2,432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weyerhaeuser Co.
6.875% due 12/15/2033	$5,000	$5,071
7.375% due 03/15/2032	4,200	4,476
World Financial Properties Tower D Finance Corp.
6.950% due 09/01/2013	47	48
XL Group PLC
6.500% due 12/29/2049	220	188

		736,876

INDUSTRIALS 4.1%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	200	234
California Institute of Technology
4.700% due 11/01/2111	1,000	990
Cameron International Corp.
6.375% due 07/15/2018	125	148
Codelco, Inc.
6.150% due 10/24/2036	400	485
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	135	145
Comcast Corp.
5.875% due 02/15/2018	1,000	1,185
6.450% due 03/15/2037	1,000	1,197
6.500% due 11/15/2035	95	114
Commercial Metals Co.
7.350% due 08/15/2018	60	62
ConocoPhillips
4.400% due 05/15/2013	60	63
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018	1,433	1,433
CSN Resources S.A.
6.500% due 07/21/2020	6,000	6,750
Dell, Inc.
5.650% due 04/15/2018	170	198
El Paso Natural Gas Co.
8.625% due 01/15/2022	1,000	1,245
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	600	577
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	310	344
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	800	854
General Mills, Inc.
5.250% due 08/15/2013	120	127
Gerdau Trade, Inc.
5.750% due 01/30/2021	13,000	13,836
Hewlett-Packard Co.
4.500% due 03/01/2013	135	140
International Business Machines Corp.
5.700% due 09/14/2017	28,100	33,869
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	150	173
6.550% due 09/15/2040	500	560
Kraft Foods, Inc.
2.625% due 05/08/2013	1,835	1,871
6.125% due 02/01/2018	3,000	3,604
6.500% due 08/11/2017	360	435
6.875% due 02/01/2038	1,300	1,634
Noble Group Ltd.
4.875% due 08/05/2015	1,000	1,007
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	980	1,049
Pearson Dollar Finance PLC
5.500% due 05/06/2013	6,000	6,284
Pemex Project Funding Master Trust
5.750% due 03/01/2018	510	576

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 12/18/2013	GBP	200	$347
PepsiCo, Inc.
4.650% due 02/15/2013		$165	171
Petro-Canada
6.050% due 05/15/2018		65	78
Petrobras International Finance Co.
3.875% due 01/27/2016		8,600	9,094
7.875% due 03/15/2019		14,120	17,487
Plains All American Pipeline LP
6.650% due 01/15/2037		220	257
President and Fellows of Harvard College
6.000% due 01/15/2019		300	368
6.500% due 01/15/2039		21,000	29,296
Rohm and Haas Co.
6.000% due 09/15/2017		2,000	2,305
Suncor Energy, Inc.
5.950% due 12/01/2034		41	47
6.100% due 06/01/2018		65	78
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028		8,400	9,539
Time Warner Cable, Inc.
5.850% due 05/01/2017		130	152
Time Warner, Inc.
7.625% due 04/15/2031		174	223
TransCanada PipeLines Ltd.
6.350% due 05/15/2067		365	378
Vale Overseas Ltd.
4.625% due 09/15/2020		1,300	1,373
6.250% due 01/23/2017		700	810
6.875% due 11/21/2036		700	813
Volkswagen International Finance NV
0.918% due 10/01/2012		900	901
Xerox Corp.
5.500% due 05/15/2012		425	427

			155,333

UTILITIES 1.8%
AES Corp.
8.000% due 10/15/2017		30	34
Alltel Corp.
7.000% due 07/01/2012		2,000	2,031
American Electric Power Co., Inc.
5.250% due 06/01/2015		535	584
AT&T, Inc.
4.950% due 01/15/2013		2,800	2,896
5.500% due 02/01/2018		3,055	3,603
5.600% due 05/15/2018		115	136
6.300% due 01/15/2038		1,900	2,234
Consolidated Natural Gas Co.
5.000% due 03/01/2014		180	193
Dominion Resources, Inc.
5.000% due 03/15/2013		36	37
Duke Energy Carolinas LLC
5.100% due 04/15/2018		120	141
Enel Finance International NV
6.800% due 09/15/2037		4,300	4,189
Florida Power & Light Co.
5.550% due 11/01/2017		120	145
Florida Power Corp.
5.650% due 06/15/2018		130	155
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		800	842
6.212% due 11/22/2016		700	765
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		400	455
10.500% due 03/25/2014		700	797

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	75

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nevada Power Co.
6.500% due 08/01/2018		$120	$148
Petroleos Mexicanos
8.000% due 05/03/2019		25,100	31,877
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	204
4.750% due 02/16/2021		200	208
5.000% due 10/19/2025		4,300	4,375
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		7,800	8,463
Southern California Edison Co.
5.625% due 02/01/2036		180	217
Southern California Gas Co.
5.450% due 04/15/2018		54	64
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	4,000	44
1.850% due 07/28/2014		19,000	207
Verizon Communications, Inc.
5.500% due 04/01/2017		$620	724
6.100% due 04/15/2018		140	169
Virginia Electric and Power Co.
5.400% due 04/30/2018		650	774

			66,711

Total Corporate Bonds & Notes (Cost $906,425)			958,920

MUNICIPAL BONDS & NOTES 3.7%

CALIFORNIA 0.8%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		1,000	1,208
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		1,100	1,465
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		1,000	1,184
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		1,500	1,907
7.550% due 04/01/2039		1,500	1,948
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036		9,200	10,674
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039		1,500	1,575
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030		1,700	1,958
Irvine Ranch Water District, California Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040		100	134
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034		2,500	3,215
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039		1,000	1,171
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045		1,000	1,166
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035		200	226
7.021% due 08/01/2040		300	339
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050		400	406

			28,576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 0.1%
Palm Beach County, Florida Solid Waste Authority Revenue Bonds, Series 2011
5.000% due 10/01/2031	$2,000	$2,220

GEORGIA 0.0%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	1,000	1,108

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,100	1,246
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2036	6,300	6,915

		8,161

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,100	2,410

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	1,900	2,509

NEW YORK 1.6%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	4,000	4,811
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,100	1,418
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	1,000	1,083
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,100	1,225
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2039	10,000	10,940
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	20,000	22,414
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 08/15/2033	17,800	20,037

		61,928

OHIO 0.1%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	2,400	3,316

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	1,100	1,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.7%
Lower Colorado River Authority, Texas Revenue Bonds, Series 2011
5.000% due 05/15/2041	$20,100	$21,463
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,300	4,045
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,600	1,708

		27,216

Total Municipal Bonds & Notes (Cost $127,193)		138,725

U.S. GOVERNMENT AGENCIES 46.4%
Fannie Mae
0.302% due 07/25/2037	1,642	1,582
0.375% due 03/16/2015	600	596
0.492% due 05/25/2037	339	338
0.552% due 04/25/2037	2,027	2,022
0.602% due 03/25/2037	515	514
0.692% due 09/25/2035	3,931	3,932
0.842% due 05/25/2040	6,028	6,042
1.125% due 04/27/2017	4,900	4,873
1.142% due 07/25/2039	924	935
1.250% due 01/30/2017	3,400	3,411
1.375% due 11/15/2016	100	101
1.382% due 07/01/2044	288	291
1.925% due 08/01/2035	2,189	2,294
2.178% due 08/01/2035	879	926
2.228% due 01/01/2035	435	459
2.249% due 03/01/2033	28	30
2.292% due 07/01/2035	2,269	2,404
2.350% due 09/01/2034	275	292
2.490% due 05/25/2035	284	296
2.512% due 07/01/2034	18	19
3.000% due 05/01/2027	18,000	18,599
3.500% due 11/01/2025 - 05/01/2042	146,007	149,790
3.852% due 04/01/2038	444	470
4.000% due 04/01/2027 - 02/01/2042	177,320	186,121
4.500% due 03/01/2023 - 05/01/2042	642,694	684,724
4.737% due 09/01/2035	327	349
4.822% due 04/01/2038	222	238
4.903% due 04/01/2038	351	377
5.000% due 05/11/2017 - 05/01/2042	38,187	41,275
5.250% due 09/15/2016	200	237
5.375% due 07/15/2016	1,600	1,892
5.500% due 12/01/2018 - 05/01/2042	220,968	241,015
5.779% due 09/01/2037	196	212
5.800% due 02/01/2031	3	3
6.000% due 10/01/2016 - 04/01/2042	62,570	69,090
6.500% due 04/01/2013 - 06/25/2044	382	429
7.000% due 03/01/2013 - 10/01/2031	17	19
7.500% due 09/01/2015 - 02/01/2027	176	206
Federal Housing Administration
7.430% due 01/25/2023	498	491

76	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.392% due 07/15/2019 - 08/15/2019	$4,775	$4,766
0.642% due 05/15/2022	16	16
0.952% due 10/15/2037	86	86
1.000% due 03/08/2017	16,400	16,184
1.250% due 05/12/2017	1,700	1,699
1.369% due 02/25/2045	258	247
2.000% due 08/25/2016	200	208
2.375% due 01/13/2022	2,000	1,967
2.384% due 12/01/2022	29	31
2.606% due 07/01/2030	15	15
2.726% due 04/01/2033	5	5
3.266% due 08/15/2032	396	415
4.000% due 04/01/2042 - 05/01/2042	59,000	61,634
4.500% due 03/01/2030 - 05/01/2042	152,262	161,603
4.875% due 06/13/2018	1,000	1,194
4.912% due 04/01/2038	516	551
5.500% due 06/01/2019 - 01/01/2039	6,336	6,898
6.000% due 02/01/2016 - 05/01/2042	18,184	20,023
6.500% due 05/01/2016 - 05/15/2032	13,464	15,182
7.000% due 02/15/2027 - 07/01/2029	1,007	1,178
7.500% due 09/01/2025	9	10
Ginnie Mae
0.842% due 02/16/2030	73	74
1.625% due 09/20/2023 - 08/20/2027	412	427
1.750% due 02/20/2032	577	598
2.375% due 06/20/2022 - 01/20/2026	392	407
6.000% due 04/15/2037	157	180
7.000% due 08/15/2031 - 02/20/2032	22	26
10.250% due 02/15/2017	302	326
Small Business Administration
4.430% due 05/01/2029	11,213	12,402
5.130% due 09/01/2023	422	464
5.520% due 06/01/2024	3,015	3,389

Total U.S. Government Agencies (Cost $1,719,832)		1,739,099

U.S. TREASURY OBLIGATIONS 21.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016	513	543
0.125% due 01/15/2022	5,308	5,435
0.625% due 07/15/2021 (f)(i)	168,250	182,052
0.750% due 02/15/2042	4,113	3,917
1.125% due 01/15/2021	16,371	18,431
1.250% due 07/15/2020	9,354	10,684
1.375% due 01/15/2020	19,287	22,154
1.750% due 01/15/2028	19,691	23,513
2.000% due 01/15/2026	2,398	2,940
2.375% due 01/15/2025	9,259	11,782
2.375% due 01/15/2027	30,797	39,530
2.500% due 01/15/2029 (h)	51,731	68,317
3.625% due 04/15/2028	1,682	2,482
3.875% due 04/15/2029 (h)	8,411	12,964
U.S. Treasury Notes
0.250% due 03/31/2014 (a)	153,200	152,949
0.250% due 02/15/2015	1,900	1,887
0.375% due 03/15/2015 (f)	400	398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 01/31/2017 (f)		$84,300	$83,786
0.875% due 02/28/2017 (g)		59,200	58,779
1.250% due 02/15/2014 (f)		2,400	2,441
1.375% due 11/30/2018		78,800	78,037
2.625% due 08/15/2020 (f)		15,000	15,810
2.625% due 11/15/2020		6,200	6,518
3.375% due 11/15/2019		6,600	7,366
3.500% due 05/15/2020		2,800	3,149

Total U.S. Treasury Obligations (Cost $814,967)			815,864

MORTGAGE-BACKED SECURITIES 6.0%
American Home Mortgage Investment Trust
2.241% due 02/25/2045		1,012	828
Arran Residential Mortgages Funding PLC
2.251% due 05/16/2047	EUR	756	1,008
2.451% due 05/16/2047		4,900	6,528
Banc of America Funding Corp.
2.667% due 05/25/2035		$1,376	1,381
Banc of America Large Loan, Inc.
1.992% due 11/15/2015		946	885
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033		81	86
BCAP LLC Trust
5.564% due 03/26/2037		600	452
BCRR Trust
5.858% due 07/17/2040		1,450	1,508
Bear Stearns Adjustable Rate Mortgage Trust
2.851% due 01/25/2034		995	1,006
2.888% due 02/25/2033		59	52
5.703% due 02/25/2033		40	40
Bear Stearns Alt-A Trust
2.809% due 05/25/2035		2,338	1,858
2.826% due 09/25/2035		1,117	744
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,081
5.471% due 01/12/2045		2,800	3,186
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036		4,954	2,921
2.845% due 12/26/2046		1,416	807
Citigroup Mortgage Loan Trust, Inc.
2.580% due 10/25/2035		543	487
2.896% due 03/25/2034		70	63
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037		380	279
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		1,600	1,799
Countrywide Alternative Loan Trust
0.422% due 05/25/2047		2,071	1,235
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		717	528
2.746% due 11/25/2034		1,930	1,604
2.776% due 02/20/2035		3,323	2,754
Credit Suisse Mortgage Capital Certificates
5.663% due 03/15/2039		1,400	1,541
Eclipse Ltd.
1.257% due 01/25/2020	GBP	9,798	13,776
European Loan Conduit
1.207% due 05/15/2019	EUR	317	362
Granite Master Issuer PLC
0.342% due 12/20/2054		$822	789
0.422% due 12/20/2054		17,745	17,032
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		169	160
0.322% due 01/25/2047^		132	128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033		$1,160	$1,021
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	542
5.444% due 03/10/2039		3,000	3,313
GSR Mortgage Loan Trust
5.132% due 11/25/2035		1,884	1,816
Harborview Mortgage Loan Trust
2.799% due 07/19/2035		1,742	1,267
Holmes Master Issuer PLC
2.581% due 10/15/2054	EUR	2,600	3,476
HSBC Asset Loan Obligation
2.771% due 09/25/2037^		$8,754	5,394
Indymac ARM Trust
1.785% due 01/25/2032		10	8
Indymac Index Mortgage Loan Trust
2.430% due 01/25/2036		2,318	1,441
JPMorgan Chase Commercial Mortgage Securities Corp.
0.617% due 07/15/2019		17,905	17,372
4.070% due 11/15/2043		1,200	1,281
5.336% due 05/15/2047		3,600	3,957
5.440% due 06/12/2047		2,000	2,234
5.647% due 03/18/2051		1,800	1,821
5.794% due 02/12/2051		2,000	2,301
JPMorgan Mortgage Trust
5.750% due 01/25/2036		1,511	1,419
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		2,100	2,331
Mellon Residential Funding Corp.
0.722% due 06/15/2030		1,454	1,394
Merrill Lynch Floating Trust
0.780% due 07/09/2021		6,199	5,959
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		1,302	948
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		600	647
5.485% due 03/12/2051		3,000	3,242
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035		273	226
1.244% due 10/25/2035		327	283
Morgan Stanley Capital
0.302% due 10/15/2020		63	63
4.970% due 12/15/2041		676	715
5.809% due 12/12/2049		20,600	23,706
5.882% due 06/11/2049		10,300	11,662
Morgan Stanley Dean Witter Capital
4.920% due 03/12/2035		555	569
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		3,800	4,059
Prime Mortgage Trust
0.642% due 02/25/2019		17	17
0.642% due 02/25/2034		222	201
Structured Adjustable Rate Mortgage Loan Trust
5.336% due 07/25/2035		454	388
Structured Asset Mortgage Investments, Inc.
0.372% due 03/25/2037		3,090	1,802
0.492% due 07/19/2035		2,602	2,327
Structured Asset Securities Corp.
2.545% due 02/25/2032		28	29
2.772% due 10/25/2035		922	730
Thornburg Mortgage Securities Trust
6.145% due 10/25/2046		6,884	6,732
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021		1,548	1,489
5.308% due 11/15/2048		2,000	2,244
5.342% due 12/15/2043		4,000	4,334
5.678% due 05/15/2046		580	661

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	77

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates
0.532% due 10/25/2045		$563	$452
1.359% due 11/25/2042		219	190
2.636% due 03/25/2037		5,378	4,292
Wells Fargo Mortgage-Backed Securities Trust
2.631% due 03/25/2036		2,557	2,223
2.645% due 06/25/2035		11,353	11,138
6.000% due 04/25/2037		15,014	13,738
6.000% due 08/25/2037		1,058	1,015

Total Mortgage-Backed Securities (Cost $206,044)			225,377

ASSET-BACKED SECURITIES 1.2%
AMMC CDO
0.716% due 05/03/2018		15,079	14,716
Asset-Backed Securities Corp. Home Equity
0.517% due 09/25/2034		778	692
AUTO ABS SRL
1.308% due 10/25/2020	EUR	431	572
Bear Stearns Asset-Backed Securities Trust
0.302% due 01/25/2037		$976	923
Carrington Mortgage Loan Trust
0.562% due 10/25/2035		316	292
Countrywide Asset-Backed Certificates
0.292% due 07/25/2037		918	900
0.502% due 05/25/2036		2,758	2,578
0.722% due 12/25/2031		237	127
Fremont Home Loan Trust
0.302% due 01/25/2037		67	65
GSAMP Trust
0.312% due 12/25/2036		506	332
Gulf Stream Sextant CLO Ltd.
0.723% due 08/21/2020		9,732	9,437
HSBC Asset Loan Obligation
0.302% due 12/25/2036		451	255
HSBC Home Equity Loan Trust
0.532% due 01/20/2034		2,385	2,189
Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		97	79
Marathon Financing BV
0.953% due 10/05/2026		2,889	2,889
Morgan Stanley Mortgage Loan Trust
0.602% due 04/25/2037		624	238
Penta CLO S.A.
1.917% due 06/04/2024	EUR	968	1,160
Plymouth Rock CLO Ltd.
1.998% due 02/16/2019		$6,184	6,170
Securitized Asset-Backed Receivables LLC
0.302% due 12/25/2036^		810	184
SLM Student Loan Trust
2.892% due 12/16/2019		1,000	1,017

Total Asset-Backed Securities (Cost $46,067)			44,815

SOVEREIGN ISSUES 4.0%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,000	1,398
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	7,180	3,833
10.000% due 01/01/2021		43	22
Canada Government Bond
0.875% due 02/14/2017		$200	198
Canada Housing Trust
2.650% due 03/15/2022	CAD	4,200	4,213
3.350% due 12/15/2020		2,500	2,674

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 03/15/2020	CAD	5,900	$6,493
3.800% due 06/15/2021		11,300	12,486
China Development Bank Corp.
5.000% due 10/15/2015		$100	110
Export-Import Bank of China
4.875% due 07/21/2015		500	546
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)	EUR	4,801	5,574
Korea Housing Finance Corp.
4.125% due 12/15/2015		$1,000	1,057
Mexico Government International Bond
6.000% due 06/18/2015	MXN	240,700	19,376
6.250% due 06/16/2016		52,000	4,226
8.000% due 06/11/2020		65,800	5,826
Panama Government International Bond
7.250% due 03/15/2015		$900	1,045
Province of British Columbia Canada
3.250% due 12/18/2021	CAD	1,000	1,026
4.300% due 06/18/2042		1,200	1,375
Province of Ontario Canada
3.000% due 07/16/2018		$1,000	1,060
3.150% due 06/02/2022	CAD	5,300	5,328
4.000% due 06/02/2021		16,800	18,175
4.200% due 03/08/2018		300	331
4.200% due 06/02/2020		9,400	10,340
4.300% due 03/08/2017		3,500	3,865
4.400% due 06/02/2019		2,400	2,678
4.600% due 06/02/2039		1,700	1,992
5.500% due 06/02/2018		700	824
Province of Quebec Canada
2.750% due 08/25/2021		$1,500	1,508
3.500% due 07/29/2020		1,000	1,076
3.500% due 12/01/2022	CAD	7,900	8,124
4.250% due 12/01/2021		9,900	10,867
4.500% due 12/01/2016		100	111
4.500% due 12/01/2017		1,600	1,789
4.500% due 12/01/2018		2,800	3,139
4.500% due 12/01/2019		200	224
4.500% due 12/01/2020		1,600	1,791
Russia Government International Bond
3.250% due 04/04/2017 (a)		$2,600	2,606
3.625% due 04/29/2015		500	521
Societe Financement de l’Economie Francaise
2.125% due 05/20/2012	EUR	1,100	1,470
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		$1,100	1,141

Total Sovereign Issues (Cost $147,553)			150,438

		SHARES
CONVERTIBLE PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.7%
Wells Fargo & Co.
7.500% due 12/31/2049		57,698	64,431

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		260,000	65

Total Convertible Preferred Securities (Cost $51,939)			64,496

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.4%
Ally Financial, Inc.
7.000% due 12/31/2049		2,500	2,083

		SHARES	MARKET VALUE (000S)
DG Funding Trust
2.829% due 12/31/2049		1,065	$7,974
Farm Credit Bank
10.000% due 12/31/2049		2,000	2,373
Union Planters Preferred Funding Corp.
7.750% due 12/31/2049		50	4,028

			16,458

INDUSTRIALS 0.1%
Centaur Funding Corp.
9.080% due 04/21/2020		125	145
CoBank ACB
7.814% due 12/31/2049		72,000	3,636

			3,781

Total Preferred Securities (Cost $23,977)			20,239

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.6%

CERTIFICATES OF DEPOSIT 2.0%
Abbey National Treasury Services PLC
1.824% due 06/10/2013		$28,000	27,632
Banco Bradesco S.A.
1.955% due 01/24/2013		2,400	2,419
Banco do Brasil S.A.
0.000% due 05/15/2012		16,200	16,175
Bank of Nova Scotia
0.865% due 10/18/2012		10,400	10,415
Itau Unibanco Holding S.A.
0.000% due 05/09/2012		10,900	10,882
0.000% due 05/10/2012		7,300	7,287

			74,810

REPURCHASE AGREEMENTS 1.3%
Banc of America Securities LLC
0.050% due 04/02/2012		1,500	1,500
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $1,532. Repurchase proceeds are $1,500.)
Barclays Capital, Inc.
0.100% due 04/02/2012		45,000	45,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Bonds 4.625% due 02/15/2040 valued at $45,181. Repurchase proceeds are $45,000.)
State Street Bank and Trust Co.
0.010% due 04/02/2012		1,788	1,788
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 3.375% due 06/30/2013 valued at $1,827. Repurchase proceeds are $1,788.)

			48,288

MEXICO TREASURY BILLS 0.4%
4.532% due 06/14/2012 - 06/28/2012 (b)	MXN	201,100	15,533

U.S. TREASURY BILLS 0.2%
0.140% due 07/05/2012 - 03/07/2013 (b)(e)(f)		$7,560	7,555

78	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 7.7%
PIMCO Short-Term Floating NAV Portfolio	28,968,559	$290,294

Total Short-Term Instruments (Cost $436,753)		436,480

Total Investments 122.7% (Cost $4,489,966)		$4,603,082

Written Options (k) (0.2%) (Premiums $16,587)		(5,682)

Other Assets and Liabilities (Net) (22.5%)		(847,213)

Net Assets 100.0%		$3,750,187

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $320 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(f)	Securities with an aggregate market value of $13,771 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $10,225 at a weighted average interest rate of (0.240%). On March 31, 2012, securities valued at $7,447 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $751 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2014	203	$81
U.S. Treasury 5-Year Note June Futures	Long	06/2012	519	(416)
U.S. Treasury 10-Year Note June Futures	Long	06/2012	76	(138)

				$(473)

(i)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $17,240 and cash of $84 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$	146,664	$2,531	$(4,537)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017		11,200	333	58
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017		348,400	(1,596)	156

					$1,268	$(4,323)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD Bank Bill	6.200%	12/15/2025	CAD	30,800	$2,410	$(109)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	69,600	(166)	(163)
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		22,200	1,513	1,105

						$3,757	$833

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	79

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(j)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2014	3.694%	$	18,200	$528	$678	$(150)
Ally Financial, Inc.	DUB	5.000%	03/20/2017	4.366%		5,000	138	(313)	451
American International Group, Inc.	BOA	1.000%	12/20/2020	2.223%		4,700	(402)	(965)	563
American International Group, Inc.	DUB	1.000%	12/20/2020	2.223%		15,700	(1,342)	(3,446)	2,104
American International Group, Inc.	UAG	1.000%	12/20/2020	2.223%		600	(51)	(132)	81
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.039%		2,500	(2)	(44)	42
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	1.603%		4,300	(185)	(180)	(5)
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	0.606%		1,900	5	0	5
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	1.039%		1,200	(1)	(21)	20
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.629%		5,800	(277)	(233)	(44)
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	1.039%		1,200	(1)	(22)	21
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.000%		3,800	2	(25)	27
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.085%		2,000	(7)	(19)	12
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.924%		1,000	3	(16)	19
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.032%		56,000	(53)	(117)	64
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.032%		32,500	(31)	(63)	32
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.876%		7,100	30	(107)	137
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%		3,200	13	(87)	100
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%		1,600	5	(16)	21
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%		2,000	6	(21)	27
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.085%		1,400	(5)	(9)	4
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.924%		500	1	(5)	6
Canadian Natural Resources Ltd.	FBF	1.000%	06/20/2017	1.110%		535	(3)	(21)	18
China Government International Bond	BPS	1.000%	03/20/2016	0.868%		300	2	4	(2)
China Government International Bond	BRC	1.000%	03/20/2016	0.868%		18,100	99	219	(120)
China Government International Bond	DUB	1.000%	09/20/2016	0.977%		800	1	4	(3)
China Government International Bond	FBF	1.000%	03/20/2015	0.657%		5,000	52	24	28
China Government International Bond	GST	1.000%	09/20/2016	0.977%		300	1	2	(1)
China Government International Bond	JPM	1.000%	09/20/2016	0.977%		1,700	2	10	(8)
China Government International Bond	MYC	1.000%	09/20/2016	0.977%		800	1	4	(3)
China Government International Bond	RYL	1.000%	09/20/2016	0.977%		600	1	4	(3)
China Government International Bond	UAG	1.000%	09/20/2016	0.977%		300	1	2	(1)
Dell, Inc.	CBK	1.000%	09/20/2013	0.467%		5,800	48	31	17
France Government Bond	BOA	0.250%	03/20/2016	1.423%		1,600	(72)	(65)	(7)
France Government Bond	BRC	0.250%	03/20/2016	1.423%		1,000	(45)	(37)	(8)
France Government Bond	BRC	0.250%	09/20/2016	1.526%		500	(28)	(31)	3
France Government Bond	DUB	0.250%	12/20/2015	1.378%		8,800	(356)	(540)	184
France Government Bond	DUB	0.250%	03/20/2016	1.423%		500	(22)	(20)	(2)
France Government Bond	HUS	0.250%	09/20/2016	1.526%		900	(49)	(46)	(3)
France Government Bond	MYC	0.250%	03/20/2016	1.423%		500	(22)	(17)	(5)
France Government Bond	RYL	0.250%	12/20/2015	1.378%		900	(37)	(18)	(19)
France Government Bond	RYL	0.250%	03/20/2016	1.423%		500	(23)	(17)	(6)
France Government Bond	UAG	0.250%	03/20/2016	1.423%		2,100	(94)	(85)	(9)
France Government Bond	UAG	0.250%	09/20/2016	1.526%		2,400	(130)	(92)	(38)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.176%		4,200	(25)	(83)	58
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.779%		2,000	114	0	114
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.779%		1,900	119	0	119
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.779%		1,500	109	0	109
General Electric Capital Corp.	JPM	1.000%	06/20/2012	0.372%		2,100	3	(50)	53
General Electric Capital Corp.	MYC	1.000%	12/20/2015	1.176%		500	(3)	(10)	7
General Electric Capital Corp.	MYC	1.000%	03/20/2017	1.336%		200	(3)	(17)	14
General Electric Capital Corp.	MYC	1.000%	06/20/2018	1.425%		500	(12)	(50)	38
Indonesia Government International Bond	BOA	1.000%	09/20/2016	1.441%		2,700	(50)	(41)	(9)
Indonesia Government International Bond	CBK	1.000%	09/20/2015	1.140%		500	(2)	(11)	9
Indonesia Government International Bond	FBF	1.000%	03/20/2016	1.286%		1,900	(20)	(43)	23
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.218%		1,300	(10)	(21)	11
Indonesia Government International Bond	MYC	1.000%	09/20/2016	1.441%		2,100	(39)	(31)	(8)
Indonesia Government International Bond	RYL	1.000%	03/20/2016	1.286%		1,900	(20)	(42)	22
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.441%		900	(16)	(14)	(2)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.737%		300	3	5	(2)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%		600	5	8	(3)
Japan Government International Bond	BOA	1.000%	03/20/2017	0.961%		4,000	9	(29)	38
Japan Government International Bond	BRC	1.000%	03/20/2017	0.961%		10,400	23	(82)	105

80	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%	$	900	$9	$14	$(5)
Japan Government International Bond	GST	1.000%	03/20/2017	0.961%		7,600	17	(54)	71
Japan Government International Bond	GST	1.000%	06/20/2017	1.000%		6,900	2	(21)	23
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%		1,100	10	10	0
Japan Government International Bond	MYC	1.000%	03/20/2017	0.961%		1,100	3	(8)	11
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	1.797%		300	(9)	(9)	0
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	2.363%		2,600	(130)	(55)	(75)
MetLife, Inc.	DUB	1.000%	03/20/2015	1.654%		11,500	(213)	(694)	481
MetLife, Inc.	DUB	1.000%	03/20/2016	1.913%		2,200	(75)	(46)	(29)
MetLife, Inc.	JPM	1.000%	09/20/2013	1.033%		690	0	(39)	39
MetLife, Inc.	JPM	1.000%	03/20/2016	1.913%		2,700	(92)	(64)	(28)
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.872%		300	2	(4)	6
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.782%		2,600	18	(58)	76
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.782%		1,700	12	(39)	51
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.872%		700	3	(11)	14
Mexico Government International Bond	GST	1.000%	09/20/2016	1.042%		2,700	(4)	(13)	9
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.955%		100	0	0	0
Mexico Government International Bond	MYC	1.000%	09/20/2016	1.042%		5,400	(7)	(22)	15
Mexico Government International Bond	UAG	1.000%	09/20/2016	1.042%		3,500	(5)	(15)	10
Republic of Italy	BOA	1.000%	03/20/2016	3.726%		6,600	(637)	(229)	(408)
Republic of Italy	GST	1.000%	06/20/2016	3.760%		49,000	(5,047)	(928)	(4,119)
Republic of Korea	BOA	1.000%	09/20/2016	1.069%		1,400	(4)	(1)	(3)
Republic of Korea	UAG	1.000%	09/20/2016	1.069%		1,500	(4)	0	(4)
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.172%	EUR	11,800	44	(177)	221
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%	$	1,000	23	19	4
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.430%		6,900	157	133	24
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		1,000	23	23	0
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%		1,800	40	8	32
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.288%		9,600	223	111	112
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		1,200	27	21	6
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		2,100	47	36	11

							$(7,681)	$(8,471)	$790

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-17 5-Year Index	BRC	(5.000%	)	12/20/2016	$	582	$9	$15	$(6)
iTraxx Europe 16 Index	BOA	(1.000%	)	12/20/2016	EUR	25,100	336	571	(235)
iTraxx Europe 16 Index	BRC	(1.000%	)	12/20/2016		700	9	18	(9)
iTraxx Europe 16 Index	GST	(1.000%	)	12/20/2016		43,000	575	872	(297)
iTraxx Europe 16 Index	MYC	(1.000%	)	12/20/2016		15,700	210	411	(201)

							$1,139	$1,887	$(748)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%		12/20/2014	$	1,200	$99	$119	$(20)
CDX.EM-14 5-Year Index	CBK	5.000%		12/20/2015		10,700	1,093	1,370	(277)
CDX.EM-14 5-Year Index	HUS	5.000%		12/20/2015		600	61	78	(17)
CDX.EM-14 5-Year Index	MYC	5.000%		12/20/2015		1,000	102	130	(28)
CDX.HY-8 5-Year Index 35-100%	CBK	0.355%		06/20/2012		7,369	0	0	0
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%		06/20/2012		4,723	0	0	0
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%		06/20/2012		1,795	0	0	0
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%		12/20/2012		11,670	62	0	62
CDX.IG-9 10-Year Index 30-100%	GST	0.548%		12/20/2017		1,061	22	0	22
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%		12/20/2017		2,218	48	0	48
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%		06/20/2013		2,315	15	0	15
CDX.IG-10 5-Year Index 30-100%	GST	0.463%		06/20/2013		2,894	16	0	16

							$1,518	$1,697	$(179)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	81

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	800	$3	$(1)	$4
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		9,300	40	(5)	45
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		57,700	1,194	(2)	1,196
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		38,200	809	10	799
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		16,700	353	2	351
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		29,700	608	(9)	617
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		8,700	186	(12)	198
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		2,600	61	6	55
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		10,800	271	15	256
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		11,600	293	17	276
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		2,100	57	7	50
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		22,000	540	39	501
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		14,300	243	11	232
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		16,600	429	57	372
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		2,700	14	7	7
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		4,000	27	17	10
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		1,800	13	(5)	18
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		12,800	99	(26)	125
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,500	15	(1)	16
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		2,500	26	2	24
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		3,100	53	(2)	55
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		4,300	77	2	75
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		4,000	75	0	75
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		2,800	85	0	85
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,200	199	(1)	200
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		2,800	93	8	85
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		13,400	501	62	439
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		1,400	53	9	44
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		189,400	7,489	1,549	5,940
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	BRC	AUD	1,000	(7)	(1)	(6)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK		1,500	(11)	(7)	(4)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		2,500	(18)	(6)	(12)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	CBK		2,100	58	16	42
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	DUB		1,100	31	9	22
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	GLM		20,000	554	77	477
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	RYL		2,100	58	17	41
Pay	6-Month AUD-BBR-BBSW	5.250%	06/15/2022	CBK		6,000	229	(43)	272
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	72,800	10	36	(26)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		250,100	33	95	(62)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		12,400	1	2	(1)
Pay	28-Day MXN-TIIE	6.350%	06/02/2021	MYC		11,300	(10)	3	(13)

							$14,834	$1,954	$12,880

(k)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	52,100	$258	$(24)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		112,000	392	(242)

82	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012	$	104,000	$134	$(155)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		50,000	285	(24)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		56,400	213	(10)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		35,100	295	(4)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,200	29	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		18,500	83	(33)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		37,800	267	(155)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		32,400	192	(3)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		70,000	255	(163)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		48,000	169	(112)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		17,000	105	(2)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		128,700	357	(227)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		152,700	1,203	(15)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		68,000	524	(280)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		42,300	462	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		22,100	198	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		50,800	552	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,100	43	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		33,400	363	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		104,100	746	(268)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		57,800	587	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		16,600	163	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		94,500	842	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		15,800	190	(75)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		27,300	675	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		17,400	120	(118)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		63,000	566	(299)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		98,500	1,014	(668)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		93,600	1,104	(444)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		18,900	178	(201)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		40,200	206	(273)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		48,000	783	(228)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		7,800	72	(52)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		7,800	151	(182)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		22,600	359	(107)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		66,400	400	(315)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		20,000	89	(136)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		11,700	109	(77)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		11,700	227	(273)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		9,100	228	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		22,800	105	(155)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		64,900	901	(308)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		16,200	98	0

								$16,292	$(5,629)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	6,500	$55	$(10)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		15,700	140	(26)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		6,400	83	(11)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		2,300	17	(6)

							$295	$(53)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	1,986	$1,070,800	$10,391
Sales	1,342	3,465,100	16,961
Closing Buys	(2,609)	(2,158,100)	(9,791)
Expirations	0	(2,400)	(10)
Exercised	(719)	(248,200)	(964)

Balance at 03/31/2012	0	$2,127,200	$16,587

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	83

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(l)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011	$7,037	$6,651	0.18%

(m)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	05/01/2042	$37,000	$39,798	$(39,914)

(n)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	8,033	04/2012	CBK	$254	$0	$254
Buy		708	04/2012	DUB	0	(6)	(6)
Sell	BRL	36,207	04/2012	JPM	988	0	988
Buy		36,207	04/2012	MSC	0	(1,155)	(1,155)
Sell		36,207	06/2012	MSC	1,142	0	1,142
Sell	CAD	46,489	06/2012	CBK	169	0	169
Sell		19,766	06/2012	FBF	116	0	116
Buy		107	06/2012	JPM	0	0	0
Sell		19,676	06/2012	JPM	202	0	202
Buy		122	06/2012	UAG	0	(1)	(1)
Sell		19,600	06/2012	UAG	112	0	112
Buy	CNY	33,912	06/2012	BRC	70	0	70
Sell		14,771	06/2012	BRC	0	(16)	(16)
Buy		36,269	06/2012	CBK	48	(1)	47
Sell		49,054	06/2012	CBK	33	0	33
Buy		13,398	06/2012	DUB	0	(1)	(1)
Sell		5,036	06/2012	DUB	3	0	3
Sell		44,739	06/2012	FBF	22	(6)	16
Buy		51,728	06/2012	HUS	90	0	90
Sell		26,522	06/2012	HUS	7	(6)	1
Buy		75,390	06/2012	JPM	141	(4)	137
Sell		19,045	06/2012	JPM	3	(18)	(15)
Buy		8,288	06/2012	MSC	12	0	12
Sell		2,518	06/2012	MSC	1	0	1
Sell		57,300	06/2012	UAG	33	(6)	27
Sell		13,073	02/2013	BRC	6	0	6
Buy		44,374	02/2013	CBK	25	0	25
Sell		18,885	02/2013	FBF	16	0	16
Buy		40,000	02/2013	HUS	18	0	18
Sell		52,416	02/2013	UAG	18	0	18
Buy	EUR	2,500	04/2012	BRC	15	0	15
Sell		20,531	04/2012	BRC	0	(1,066)	(1,066)
Buy		67,521	04/2012	CBK	1,000	0	1,000
Sell		18,439	04/2012	CBK	0	(912)	(912)
Buy		11,007	04/2012	DUB	319	(15)	304
Sell		50,350	04/2012	DUB	0	(2,470)	(2,470)
Buy		1,900	04/2012	HUS	6	0	6
Buy		50,003	04/2012	JPM	775	0	775
Buy		5,898	04/2012	RBC	189	0	189
Sell		2,216	04/2012	RBC	0	(140)	(140)
Buy		1,878	04/2012	UAG	28	0	28
Sell		149,985	04/2012	UAG	0	(2,697)	(2,697)
Sell		67,521	05/2012	CBK	0	(997)	(997)
Sell		44,503	05/2012	JPM	0	(719)	(719)
Buy		641	06/2012	BRC	6	0	6
Buy		4,201	06/2012	BSN	100	0	100
Buy		1,800	06/2012	CBK	0	(1)	(1)
Buy		11,513	06/2012	DUB	209	0	209
Buy		14,400	06/2012	JPM	162	0	162
Buy		6,000	06/2012	MSC	60	0	60

84	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	1	06/2012	MSC	$0	$0	$0
Buy		85	06/2012	RBC	2	0	2
Buy	GBP	7,126	04/2012	CBK	109	0	109
Buy		28,348	04/2012	DUB	439	0	439
Sell		7,126	04/2012	DUB	0	(56)	(56)
Sell		28,348	04/2012	HUS	0	(520)	(520)
Buy		2,100	05/2012	CBK	0	(1)	(1)
Buy		9,226	05/2012	DUB	72	0	72
Sell		28,348	05/2012	DUB	0	(439)	(439)
Buy		2,400	05/2012	JPM	27	0	27
Sell	IDR	5,479,000	07/2012	BRC	0	(6)	(6)
Sell		503,977	07/2012	GST	0	0	0
Buy		88,847,937	07/2012	HUS	0	(212)	(212)
Sell		35,013,000	07/2012	HUS	0	(31)	(31)
Sell		47,851,960	07/2012	UAG	0	(102)	(102)
Sell	INR	101,840	07/2012	DUB	39	0	39
Sell		427,978	07/2012	JPM	151	0	151
Buy		529,818	07/2012	UAG	0	(1,249)	(1,249)
Buy	JPY	135,000	05/2012	BRC	0	(87)	(87)
Buy		135,000	05/2012	DUB	0	(87)	(87)
Buy		160,000	05/2012	UAG	0	(106)	(106)
Sell		430,000	05/2012	UAG	397	0	397
Sell	MXN	408,962	06/2012	BRC	17	(181)	(164)
Buy		1,752	06/2012	HUS	0	0	0
Buy		68	06/2012	JPM	0	0	0
Buy		482	06/2012	UAG	0	0	0
Sell		177,500	06/2012	UAG	9	(147)	(138)
Sell	MYR	19,739	04/2012	CBK	0	(61)	(61)
Buy		19,739	04/2012	UAG	0	(60)	(60)

					$7,660	$(13,582)	$(5,922)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$8,629	$0	$8,629
Corporate Bonds & Notes
Banking & Finance	0	714,887	21,989	736,876
Industrials	0	153,900	1,433	155,333
Utilities	0	66,711	0	66,711
Municipal Bonds & Notes
California	0	28,576	0	28,576
Florida	0	2,220	0	2,220
Georgia	0	1,108	0	1,108
Illinois	0	8,161	0	8,161
Nebraska	0	2,410	0	2,410
Nevada	0	2,509	0	2,509
New York	0	61,928	0	61,928
Ohio	0	3,316	0	3,316
Pennsylvania	0	1,281	0	1,281
Texas	0	27,216	0	27,216
U.S. Government Agencies	0	1,656,689	82,410	1,739,099
U.S. Treasury Obligations	0	815,864	0	815,864
Mortgage-Backed Securities	0	224,925	452	225,377
Asset-Backed Securities	0	44,815	0	44,815
Sovereign Issues	0	150,438	0	150,438
Convertible Preferred Securities
Banking & Finance	64,431	0	0	64,431
Industrials	0	0	65	65
Preferred Securities
Banking & Finance	0	8,484	7,974	16,458
Industrials	0	3,781	0	3,781

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short-Term Instruments
Certificates of Deposit	$0	$74,810	$0	$74,810
Repurchase Agreements	0	48,288	0	48,288
Mexico Treasury Bills	0	15,533	0	15,533
U.S. Treasury Bills	0	7,555	0	7,555
PIMCO Short-Term Floating NAV Portfolios	290,294	0	0	290,294
	$354,725	$4,134,034	$114,323	$4,603,082

Short Sales, at value	$0	$(39,914)	$0	$(39,914)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	6,297	0	6,297
Foreign Exchange Contracts	0	7,660	0	7,660
Interest Rate Contracts	82	14,110	0	14,192
	$82	$28,067	$0	$28,149

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(10,759)	0	(10,759)
Foreign Exchange Contracts	0	(13,582)	0	(13,582)
Interest Rate Contracts	(555)	(6,024)	(53)	(6,632)
	$(555)	$(30,365)	$(53)	$(30,973)

Totals	$354,252	$4,091,822	$114,270	$4,560,344

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	85

Schedule of Investments PIMCO Total Return Fund III (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Bank Loan Obligations	$992	$0	$(1,000)	$0	$0	$8	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	13,632	10,112	(1,266)	(30)	(4)	(455)	0	0	21,989	(463)
Industrials	2,039	0	(611)	2	7	(4)	0	0	1,433	2
U.S. Government Agencies	532	81,954	(40)	(1)	(1)	(34)	0	0	82,410	(34)
Mortgage-Backed Securities	0	467	0	2	0	(17)	0	0	452	(17)
Asset-Backed Securities	35,423	0	(4,705)	182	47	537	0	(31,484)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	65	0	0	65	65
Preferred Securities
Banking & Finance	8,089	0	0	0	0	(115)	0	0	7,974	(116)

	$60,707	$92,533	$(7,622)	$155	$49	$(15)	$0	$(31,484)	$114,323	$(563)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,692)	$0	$0	$0	$1,563	$1,076	$0	$0	$(53)	$128

Totals	$58,015	$92,533	$(7,622)	$155	$1,612	$1,061	$0	$(31,484)	$114,270	$(435)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$2	$0	$0	$361	$363
Unrealized appreciation on foreign currency contracts	0	0	0	7,660	0	7,660
Unrealized appreciation on OTC swap agreements	0	6,085	0	0	13,004	19,089

	$0	$6,087	$0	$7,660	$13,365	$27,112

Liabilities:
Written options outstanding	$0	$0	$0	$0	$5,682	$5,682
Variation margin payable on financial derivative instruments (2)	0	384	0	0	307	691
Unrealized depreciation on foreign currency contracts	0	0	0	13,582	0	13,582
Unrealized depreciation on OTC swap agreements	0	6,222	0	0	124	6,346

	$0	$6,606	$0	$13,582	$6,113	$26,301

86	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$190	$190
Net realized gain on futures contracts	0	0	0	0	25,916	25,916
Net realized gain (loss) on written options	0	386	0	10	(5,593)	(5,197)
Net realized (loss) on swaps	0	(6,842)	0	0	(32,107)	(38,949)
Net realized (loss) on foreign currency transactions	0	0	0	(23)	0	(23)

	$0	$(6,456)	$0	$(13)	$(11,594)	$(18,063)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$436	$436
Net change in unrealized appreciation (depreciation) on written options	0	(28)	0	(9)	14,723	14,686
Net change in unrealized appreciation (depreciation) on swaps	0	(9,676)	0	0	12,112	2,436
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(8,745)	0	(8,745)

	$0	$(9,704)	$0	$(8,754)	$27,271	$8,813

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(473) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(3,490) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(574)	$(340)	$(914)
BPS	1,281	(3,600)	(2,319)
BRC	(1,133)	1,031	(102)
BSN	100	0	100
CBK	431	(520)	(89)
DUB	(4,911)	4,698	(213)
FBF	169	(260)	(91)
GLM	8,904	(9,370)	(466)
GST	(4,387)	3,899	(488)
HUS	(39)	(360)	(399)
JPM	1,648	(1,720)	(72)
MSC	60	(530)	(470)
MYC	810	(1,160)	(350)
RBC	344	(260)	84
RYL	(509)	530	21
UAG	(3,988)	3,613	(375)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	87

Schedule of Investments PIMCO Total Return Fund IV

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 25.6%

BANKING & FINANCE 22.3%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		$200	$210
American Express Bank FSB
0.392% due 06/12/2012		400	400
American Express Credit Corp.
5.875% due 05/02/2013		200	210
6.625% due 09/24/2012	GBP	50	82
7.300% due 08/20/2013		$400	433
American International Group, Inc.
1.388% due 07/19/2013	EUR	100	131
5.850% due 01/16/2018		$5,000	5,450
6.765% due 11/15/2017	GBP	2,411	4,222
8.000% due 05/22/2068	EUR	10,000	13,024
8.175% due 05/15/2068		$1,000	1,063
8.625% due 05/22/2068	GBP	2,350	3,742
Bank of America Corp.
4.750% due 05/23/2017	EUR	2,600	2,969
6.500% due 08/01/2016		$4,300	4,731
Bank of Montreal
1.300% due 10/31/2014		3,000	3,028
Barclays Bank PLC
5.450% due 09/12/2012		2,100	2,140
BBVA Bancomer S.A.
7.250% due 04/22/2020		1,000	1,062
BNP Paribas S.A.
0.983% due 04/08/2013		20	20
Cantor Fitzgerald LP
7.875% due 10/15/2019		650	648
Citigroup Capital
8.300% due 12/21/2077		3,100	3,137
Citigroup, Inc.
1.353% due 02/15/2013		60	60
4.750% due 05/19/2015		700	738
5.500% due 08/27/2012		2,000	2,036
8.500% due 05/22/2019		650	802
Countrywide Financial Corp.
5.800% due 06/07/2012		100	101
Credit Agricole S.A.
8.375% due 10/29/2049		500	468
Export-Import Bank of Korea
5.125% due 06/29/2020		5,000	5,382
General Electric Capital Corp.
6.875% due 01/10/2039		300	371
Goldman Sachs Group, Inc.
1.408% due 02/04/2013	EUR	50	66
1.527% due 02/07/2014		$5,000	4,912
6.150% due 04/01/2018		800	864
6.250% due 09/01/2017		3,800	4,169
6.375% due 05/02/2018	EUR	1,000	1,455
HBOS PLC
0.676% due 09/06/2017		$4,300	3,188
ICICI Bank Ltd.
5.750% due 11/16/2020		1,900	1,876
International Lease Finance Corp.
6.750% due 09/01/2016		2,600	2,798
JPMorgan Chase & Co.
1.224% due 05/02/2014		9,700	9,722
7.900% due 04/29/2049		3,100	3,408
Kreditanstalt fuer Wiederaufbau
3.125% due 06/15/2018	EUR	10,000	14,407
Lincoln National Corp.
8.750% due 07/01/2019		$400	507
Lloyds TSB Bank PLC
5.800% due 01/13/2020		1,600	1,645

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch & Co., Inc.
1.234% due 09/15/2026		$400	$287
1.398% due 01/31/2014	EUR	900	1,149
5.450% due 02/05/2013		$900	926
6.050% due 08/15/2012		1,900	1,933
6.875% due 04/25/2018		3,700	4,117
Morgan Stanley
1.047% due 10/15/2015		8,100	7,294
1.321% due 03/01/2013	EUR	50	66
3.450% due 11/02/2015		$3,000	2,933
Pacific LifeCorp
6.000% due 02/10/2020		6,600	7,204
Principal Life Income Funding Trusts
5.300% due 04/24/2013		200	209
Royal Bank of Scotland Group PLC
3.950% due 09/21/2015		300	304
SLM Corp.
5.140% due 06/15/2016		10,000	9,714
6.250% due 01/25/2016		900	937
SLM Corp. CPI Linked Bond
5.087% due 11/21/2013		45	46
State Street Capital Trust
5.464% due 01/29/2049		3,200	3,214
UBS AG
5.750% due 04/25/2018		200	219
Wachovia Corp.
0.937% due 10/15/2016		100	93
5.750% due 02/01/2018		1,000	1,164
Wells Fargo & Co.
4.558% due 05/10/2012	AUD	30	31
7.980% due 03/29/2049		$9,400	10,281

			157,798

INDUSTRIALS 2.4%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		6,000	7,007
Asciano Finance Ltd.
5.000% due 04/07/2018		900	931
Gerdau Holdings, Inc.
7.000% due 01/20/2020		200	231
Time Warner, Inc.
6.100% due 07/15/2040		1,500	1,680
Vale Overseas Ltd.
6.875% due 11/10/2039		5,800	6,785

			16,634

UTILITIES 0.9%
AT&T, Inc.
4.950% due 01/15/2013		10	10
CenturyLink, Inc.
6.000% due 04/01/2017		3,000	3,192
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		500	589
8.625% due 04/28/2034		2,200	2,782

			6,573

Total Corporate Bonds & Notes (Cost $170,191)			181,005

MUNICIPAL BONDS & NOTES 3.9%

CALIFORNIA 1.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040		4,300	5,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	$100	$103
Long Beach Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2035	200	55
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,300	3,146

		8,912

NEW YORK 1.7%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,000	2,554
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	2,000	2,232
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	6,500	6,937

		11,723

TEXAS 0.9%
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	600	672
University of Texas System Revenue Bonds, (BABs), Series 2010
4.794% due 08/15/2046	5,150	5,866

		6,538

Total Municipal Bonds & Notes (Cost $26,015)		27,173

U.S. GOVERNMENT AGENCIES 40.3%
Fannie Mae
0.375% due 03/16/2015	2,000	1,986
0.792% due 06/25/2041	31	31
2.935% due 11/01/2021	11,727	11,968
3.500% due 09/01/2040 - 02/01/2042	224,536	229,454
4.500% due 02/01/2031 - 04/12/2042	15,175	16,157
5.000% due 07/01/2033 - 05/01/2042	14,522	15,715
5.500% due 11/01/2032 - 07/01/2041	5,320	5,804
Freddie Mac
1.000% due 03/08/2017	200	197
1.250% due 05/12/2017	100	100
2.000% due 08/25/2016	600	624
2.500% due 05/27/2016	100	106
4.875% due 06/13/2018	200	239
Ginnie Mae
0.000% due 11/20/2039 (a)	3,500	2,078

Total U.S. Government Agencies (Cost $283,773)		284,459

U.S. TREASURY OBLIGATIONS 13.4%
U.S. Treasury Inflation Protected Securities (d)
0.625% due 07/15/2021	101	109
0.750% due 02/15/2042	802	764
1.750% due 01/15/2028 (g)(h)	13,806	16,485
2.125% due 02/15/2040	26	35
2.375% due 01/15/2027	4,945	6,348
2.500% due 01/15/2029	5,490	7,250

88	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.250% due 03/31/2014 (b)	$24,800	$24,759
0.250% due 02/15/2015 (f)	2,300	2,284
1.375% due 11/30/2018 (f)(g)(h)	16,700	16,538
1.375% due 12/31/2018	9,900	9,793
1.500% due 08/31/2018 (h)	9,900	9,923

Total U.S. Treasury Obligations (Cost $94,203)		94,288

MORTGAGE-BACKED SECURITIES 0.4%
Banc of America Funding Corp.
2.667% due 05/25/2035	69	69
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	47	49
Bear Stearns Adjustable Rate Mortgage Trust
5.703% due 02/25/2033	10	10
Countrywide Home Loan Mortgage Pass-Through Trust
2.762% due 11/19/2033	1,023	1,001
Credit Suisse First Boston Mortgage Securities Corp.
2.533% due 09/25/2033	23	23
GSR Mortgage Loan Trust
2.659% due 09/25/2035	361	352
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035	1,612	1,293
Prime Mortgage Trust
5.000% due 02/25/2019	24	24
WaMu Mortgage Pass-Through Certificates
2.724% due 09/25/2046	413	319

Total Mortgage-Backed Securities (Cost $2,920)		3,140

ASSET-BACKED SECURITIES 0.0%
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	47	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Home Equity Loan Trust
0.392% due 03/20/2036		$60	$56
0.512% due 01/20/2035		81	76
SMS Student Loan Trust
0.743% due 10/28/2028		43	43
0.753% due 04/28/2029		28	27

Total Asset-Backed Securities (Cost $239)			248

SOVEREIGN ISSUES 4.5%
Banque Centrale de Tunisie S.A.
8.250% due 09/19/2027		200	242
Korea Development Bank
4.375% due 08/10/2015		5,000	5,294
Province of British Columbia Canada
4.300% due 06/18/2042	CAD	1,600	1,833
Province of Ontario Canada
1.600% due 09/21/2016		$11,700	11,810
3.000% due 07/16/2018		200	212
3.150% due 06/02/2022	CAD	5,500	5,529
Province of Quebec Canada
2.750% due 08/25/2021		$500	503
3.500% due 12/01/2022	CAD	6,000	6,170

Total Sovereign Issues (Cost $31,418)			31,593

SHORT-TERM INSTRUMENTS 11.3%

CERTIFICATES OF DEPOSIT 2.5%
Abbey National Treasury Services PLC
1.860% due 04/25/2013		$30	30
Banco do Brasil S.A.
0.000% due 03/26/2013		10,400	10,177
Itau Unibanco Holding S.A.
0.000% due 05/16/2012		7,100	7,086

			17,293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.4%
State Street Bank and Trust Co.
0.010% due 04/02/2012		$3,154	$3,154

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% due 07/31/2016 valued at $3,218. Repurchase proceeds are $3,154.)

MEXICO TREASURY BILLS 4.7%
4.501% due 06/07/2012 - 06/28/2012 (c)	MXN	430,700	33,338

U.S. TREASURY BILLS 0.3%
0.140% due 04/12/2012 - 03/07/2013 (c)(f)		$2,260	2,258

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (e) 3.4%
PIMCO Short-Term Floating NAV Portfolio		61,769	619
PIMCO Short-Term Floating NAV Portfolio III		2,329,308	23,305

			23,924

Total Short-Term Instruments (Cost $79,851)			79,967

Total Investments 99.4% (Cost $688,610)			$701,873

Other Assets and Liabilities (Net) 0.6%			4,054

Net Assets 100.0%			$705,927

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $2,782 have been pledged as collateral as of March 31, 2012 for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $1,176 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 5-Year Note June Futures	Long	06/2012	41	$19
U.S. Treasury 10-Year Note June Futures	Long	06/2012	973	(1,587)

				$(1,568)

(h)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $3,278 and cash of $10 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	$	29,800	$2,031	$1,215

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	89

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

(i)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	DUB	1.000%	09/20/2016	0.610%	$	900	$16	$8	$8
Australia Government Bond	GST	1.000%	09/20/2016	0.610%		900	16	8	8
Brazil Government International Bond	BPS	1.000%	06/20/2017	1.212%		800	(9)	(7)	(2)
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.000%		900	0	(17)	17
China Government International Bond	HUS	1.000%	06/20/2016	0.911%		1,000	4	(20)	24
Commonwealth Bank of Australia	BOA	1.000%	06/20/2017	0.730%		1,500	21	23	(2)
Commonwealth Bank of Australia	CBK	1.000%	06/20/2017	0.730%		1,900	27	30	(3)
France Government Bond	CBK	0.250%	12/20/2015	1.378%		4,000	(161)	(221)	60
France Government Bond	CBK	0.250%	09/20/2016	1.526%		2,000	(108)	(135)	27
France Government Bond	UAG	0.250%	12/20/2015	1.378%		7,800	(315)	(422)	107
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%		3,400	34	(32)	66
Japan Government International Bond	GST	1.000%	09/20/2016	0.873%		900	5	(9)	14
Japan Government International Bond	UAG	1.000%	12/20/2015	0.737%		3,400	34	1	33
Mexico Government International Bond	BRC	1.000%	06/20/2017	1.172%		600	(5)	(4)	(1)
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.954%		500	1	(9)	10
Mexico Government International Bond	DUB	1.000%	06/20/2017	1.172%		500	(4)	(3)	(1)
Republic of Germany	HUS	0.250%	09/20/2016	0.602%		3,700	(58)	(109)	51
Republic of Korea	CBK	1.000%	06/20/2017	1.235%		600	(6)	(6)	0
United Kingdom Gilt	DUB	1.000%	09/20/2016	0.514%		3,700	80	30	50

							$(428)	$(894)	$466

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 16 Index	BOA	(1.000%	)	12/20/2016	EUR	1,400	$18	$24	$(6)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	CBK	AUD	300	$(2)	$(1)	$(1)
Pay	6-Month AUD-BBR-BBSW	4.250%	06/15/2017	DUB		200	(1)	(1)	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS	MXN	1,000	0	0	0

							$(3)	$(2)	$(1)

(j)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	05/01/2042	$14,000	$15,059	$(15,102)
Fannie Mae	5.500%	05/01/2042	5,000	5,425	(5,440)

				$20,484	$(20,542)

90	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(k)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,300	04/2012	CBK	$41	$0	$41
Buy		103	04/2012	UAG	0	(1)	(1)
Sell	CAD	13,806	06/2012	BRC	119	0	119
Sell	CNY	1,242	06/2012	BRC	0	0	0
Sell		1,258	06/2012	CBK	1	0	1
Sell		14,498	06/2012	FBF	4	0	4
Buy		12,212	06/2012	HUS	34	0	34
Buy		18,644	06/2012	JPM	52	0	52
Sell		13,858	06/2012	UAG	6	0	6
Buy	EUR	1,531	04/2012	BRC	38	0	38
Sell		305	04/2012	BRC	0	(6)	(6)
Buy		1,500	04/2012	CBK	15	0	15
Sell		44,512	04/2012	CBK	0	(1,789)	(1,789)
Sell		494	04/2012	DUB	0	(34)	(34)
Buy		200	04/2012	HUS	1	0	1
Sell		1,500	04/2012	HUS	0	(13)	(13)
Sell		1,500	05/2012	CBK	0	(15)	(15)
Buy		2,500	06/2012	BRC	27	0	27
Buy		1,900	06/2012	CBK	36	0	36
Sell		3	06/2012	CBK	0	0	0
Buy		500	06/2012	HUS	4	0	4
Buy		1,800	06/2012	UAG	25	0	25
Buy	GBP	200	04/2012	JPM	2	0	2
Buy		200	06/2012	CBK	0	0	0
Buy		400	06/2012	JPM	3	0	3
Buy		300	06/2012	UAG	3	0	3
Sell		6,983	06/2012	UAG	0	(159)	(159)
Sell	JPY	101	05/2012	BRC	0	0	0
Sell		439,894	05/2012	DUB	300	0	300
Buy		440,000	05/2012	JPM	0	(213)	(213)
Sell	MXN	76,300	06/2012	BRC	55	0	55
Sell		127,100	06/2012	CBK	37	(22)	15
Buy		94	06/2012	HUS	0	0	0
Sell		164,600	06/2012	HUS	0	(211)	(211)
Sell		62,700	06/2012	UAG	29	(29)	0

					$832	$(2,492)	$(1,660)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$157,798	$0	$157,798
Industrials	0	16,634	0	16,634
Utilities	0	6,573	0	6,573
Municipal Bonds & Notes
California	0	8,912	0	8,912
New York	0	11,723	0	11,723
Texas	0	6,538	0	6,538
U.S. Government Agencies	0	271,692	12,767	284,459
U.S. Treasury Obligations	0	94,288	0	94,288
Mortgage-Backed Securities	0	3,140	0	3,140
Asset-Backed Securities	0	248	0	248
Sovereign Issues	0	31,593	0	31,593
Short-Term Instruments
Certificates of Deposit	0	17,293	0	17,293
Repurchase Agreements	0	3,154	0	3,154
Mexico Treasury Bills	0	33,338	0	33,338
U.S. Treasury Bills	0	2,258	0	2,258
PIMCO Short-Term Floating NAV Portfolios	23,924	0	0	23,924
	$23,924	$665,182	$12,767	$701,873

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Short Sales, at value	$0	$(20,542)	$0	$(20,542)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	475	0	475
Foreign Exchange Contracts	0	832	0	832
Interest Rate Contracts	19	1,215	0	1,234
	$19	$2,522	$0	$2,541

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(15)	0	(15)
Foreign Exchange Contracts	0	(2,492)	0	(2,492)
Interest Rate Contracts	(1,587)	(1)	0	(1,588)
	$(1,587)	$(2,508)	$0	$(4,095)

Totals	$22,356	$644,654	$12,767	$679,777

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	91

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 05/26/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (8)
Investments, at value
U.S. Government Agencies	$0	$12,772	$0	$0	$0	$(5)	$0	$0	$12,767	$(5)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$485	$485
Unrealized appreciation on foreign currency contracts	0	0	0	832	0	832
Unrealized appreciation on OTC swap agreements	0	475	0	0	0	475

	$0	$475	$0	$832	$485	$1,792

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$416	$416
Unrealized depreciation on foreign currency contracts	0	0	0	2,492	0	2,492
Unrealized depreciation on OTC swap agreements	0	15	0	0	1	16

	$0	$15	$0	$2,492	$417	$2,924

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts	$0	$0	$0	$0	$1,513	$1,513
Net realized gain on swaps	0	422	0	0	584	1,006
Net realized gain on foreign currency transactions	0	0	0	2,440	0	2,440

	$0	$422	$0	$2,440	$2,097	$4,959

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on futures contracts	$0	$0	$0	$0	$(1,568)	$(1,568)
Net change in unrealized appreciation on swaps	0	460	0	0	1,214	1,674
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,660)	0	(1,660)

	$0	$460	$0	$(1,660)	$(354)	$(1,554)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(1,568) and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,215 as reported in the Notes to Schedule of Investments.

92	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$39	$0	$39
BPS	(9)	0	(9)
BRC	228	0	228
CBK	(1,945)	1,796	(149)
DUB	357	(290)	67
FBF	4	0	4
GST	55	200	255
HUS	(239)	340	101
JPM	(156)	87	(69)
UAG	(407)	359	(48)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	93

Schedule of Investments PIMCO Unconstrained Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.4%
AES Corp.
4.250% due 05/27/2018		$25,740	$25,801
Ally Financial, Inc.
0.500% due 06/11/2012		4,000	3,840
Charter Communications, Inc.
3.720% due 09/06/2016		14,848	14,830
Del Monte Foods Co.
4.500% due 02/16/2018		22,331	22,303
Delos Aircraft, Inc.
7.000% due 03/17/2016		14,700	14,791
DigitalGlobe, Inc.
5.750% due 09/21/2018		14,464	13,935
Dole Food Co., Inc.
5.000% - 6.000% due 07/08/2018		9,207	9,271
First Data Corp.
2.992% due 09/24/2014		39,777	38,399
HCA, Inc.
2.491% due 11/17/2013		11,948	11,914
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018		72,490	72,956
JBS USA LLC
4.250% due 05/25/2018		4,975	4,988
Kinetic Concepts, Inc.
7.000% due 05/04/2018		16,708	17,064
NRG Energy, Inc.
4.000% due 07/01/2018		22,663	22,657
Penn National Gaming, Inc.
3.750% due 07/14/2018		12,883	12,900
Quintiles Transnational Corp.
5.000% due 06/08/2018		25,805	25,902
Reynolds Group Holdings Ltd.
6.500% due 08/09/2018		4,232	4,291
Springleaf Finance Corp.
5.500% due 05/10/2017		103,530	95,571
Terex Corp.
6.000% due 04/28/2017	EUR	14,129	18,797
U.S. Airways Group, Inc.
2.742% due 03/23/2014		$2,889	2,672
Vodafone Group PLC
6.250% due 07/24/2016		20,625	20,625
6.875% due 08/17/2015		17,720	17,720
Warner Chilcott Co. LLC
4.250% due 03/15/2018		2,955	2,956

Total Bank Loan Obligations (Cost $479,670)			474,183

CORPORATE BONDS & NOTES 33.9%

BANKING & FINANCE 25.8%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		68,600	68,111
Ally Financial, Inc.
3.874% due 06/20/2014		70,200	68,807
8.000% due 03/15/2020		1,200	1,338
American Express Bank FSB
5.500% due 04/16/2013		11,000	11,518
6.000% due 09/13/2017		1,600	1,874
American Express Co.
7.000% due 03/19/2018		5,400	6,636
7.250% due 05/20/2014		1,000	1,126
American Express Credit Corp.
5.875% due 05/02/2013		200	210
American International Group, Inc.
4.250% due 05/15/2013		4,500	4,604
4.250% due 09/15/2014		29,000	29,951

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 10/18/2016		$1,500	$1,626
5.850% due 01/16/2018		400	436
6.765% due 11/15/2017	GBP	220	385
8.000% due 05/22/2068	EUR	900	1,172
8.250% due 08/15/2018		$15,730	18,926
8.625% due 05/22/2068	GBP	200	318
ASIF Global Financing
4.900% due 01/17/2013		$15,200	15,458
Banco Bradesco S.A.
2.598% due 05/16/2014		49,700	50,492
Banco Santander Chile
2.162% due 01/19/2016		26,300	25,117
2.875% due 11/13/2012		43,900	44,033
Bank of America Corp.
0.832% due 10/14/2016		1,700	1,482
1.973% due 01/30/2014		44,100	43,321
4.500% due 04/01/2015		5,000	5,182
5.375% due 09/11/2012		7,000	7,107
5.625% due 07/01/2020		5,000	5,220
5.650% due 05/01/2018		96,500	103,120
5.750% due 12/01/2017		3,240	3,478
6.000% due 09/01/2017		1,610	1,755
7.375% due 05/15/2014		19,100	20,742
7.625% due 06/01/2019		11,500	13,276
Bank of America N.A.
6.000% due 06/15/2016		200	214
Banque PSA Finance S.A.
2.368% due 04/04/2014		65,600	63,358
Barclays Bank PLC
1.617% due 01/13/2014		95,400	95,130
2.375% due 01/13/2014		76,300	76,879
5.450% due 09/12/2012		800	815
6.050% due 12/04/2017		38,062	39,314
6.750% due 05/22/2019		600	691
7.700% due 04/29/2049		1,919	1,919
10.179% due 06/12/2021		6,980	8,279
Barnett Capital
1.172% due 02/01/2027		900	635
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,200	29,369
7.250% due 02/01/2018		52,900	63,850
BPCE S.A.
2.375% due 10/04/2013		2,500	2,459
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,900	10,870
Capital One Capital
8.875% due 05/15/2040		9,700	9,793
CitiFinancial, Inc.
6.625% due 06/01/2015		100	106
Citigroup, Inc.
0.960% due 06/28/2013	EUR	100	132
2.510% due 08/13/2013		$16,300	16,355
3.953% due 06/15/2016		3,000	3,085
4.587% due 12/15/2015		2,200	2,319
5.300% due 10/17/2012		500	510
5.500% due 04/11/2013		300	311
6.000% due 08/15/2017		7,000	7,790
6.125% due 05/15/2018		6,640	7,451
8.500% due 05/22/2019		1,920	2,370
Countrywide Financial Corp.
5.800% due 06/07/2012		29,700	29,936
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		58,600	57,467
Credit Suisse
6.000% due 02/15/2018		8,100	8,779
Export-Import Bank of Korea
4.000% due 01/29/2021		22,500	22,245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$600	$640
6.625% due 08/15/2017		28,400	31,500
7.000% due 10/01/2013		16,825	17,981
7.000% due 04/15/2015		858	939
7.500% due 08/01/2012		11,440	11,614
7.800% due 06/01/2012		53,734	54,206
8.000% due 06/01/2014		3,400	3,744
8.700% due 10/01/2014		4,215	4,777
FUEL Trust
3.984% due 12/15/2022		2,300	2,335
General Electric Capital Corp.
0.614% due 12/20/2013		4,000	3,848
Goldman Sachs Group, Inc.
0.924% due 03/22/2016		850	777
1.357% due 11/15/2014	EUR	100	127
1.408% due 02/04/2013		100	133
3.625% due 02/07/2016		$95,600	95,641
4.750% due 01/28/2014	EUR	30	42
5.250% due 07/27/2021		$24,200	23,991
5.375% due 02/15/2013	EUR	19,900	27,330
5.375% due 03/15/2020		$98,750	100,516
5.750% due 10/01/2016		200	217
5.950% due 01/18/2018		500	539
6.150% due 04/01/2018		12,500	13,496
6.250% due 09/01/2017		15,050	16,511
7.500% due 02/15/2019		21,190	24,237
HSBC Bank PLC
3.100% due 05/24/2016		69,100	70,441
HSBC Bank USA N.A.
4.875% due 08/24/2020		2,000	2,052
HSBC Finance Capital Trust
5.911% due 11/30/2035		500	472
HSBC Finance Corp.
0.817% due 01/15/2014		1,800	1,750
0.918% due 06/01/2016		4,100	3,718
HSBC Holdings PLC
5.100% due 04/05/2021		84,900	91,916
6.500% due 05/02/2036		2,300	2,559
HSBC USA Capital Trust
7.808% due 12/15/2026		1,000	1,014
HSBC USA, Inc.
2.375% due 02/13/2015		16,800	16,927
International Lease Finance Corp.
5.000% due 09/15/2012		3,300	3,333
5.300% due 05/01/2012		3,800	3,822
5.625% due 09/20/2013		10,480	10,650
5.875% due 05/01/2013		2,529	2,599
6.500% due 09/01/2014		78,200	82,990
6.625% due 11/15/2013		4,700	4,818
6.750% due 09/01/2016		70,400	75,768
Intesa Sanpaolo SpA
6.500% due 02/24/2021		68,000	65,781
JPMorgan Chase & Co.
3.450% due 03/01/2016		110,100	114,881
4.250% due 10/15/2020		14,200	14,560
4.400% due 07/22/2020		10,100	10,492
4.625% due 05/10/2021		48,400	50,657
6.300% due 04/23/2019		1,000	1,157
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	2,789
JPMorgan Chase Capital
6.450% due 01/15/2087		$1,206	1,212
6.550% due 09/15/2066		3,600	3,636
LBG Capital PLC
6.385% due 05/12/2020	EUR	8,750	9,254
7.588% due 05/12/2020	GBP	11,000	15,043

94	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.867% due 12/17/2019	GBP	850	$1,162
7.875% due 11/01/2020		$560	510
8.500% due 12/29/2049		3,600	2,952
9.334% due 02/07/2020	GBP	2,200	3,283
15.000% due 12/21/2019	EUR	1,100	1,818
Lloyds TSB Bank PLC
2.911% due 01/24/2014		$11,100	11,062
4.375% due 01/12/2015		1,100	1,128
4.385% due 05/29/2049	EUR	600	527
5.800% due 01/13/2020		$10,300	10,592
6.375% due 01/21/2021		61,300	65,889
6.500% due 03/24/2020	EUR	10,000	11,678
12.000% due 12/29/2049		$57,000	59,693
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		364	409
Merrill Lynch & Co., Inc.
1.306% due 05/30/2014	EUR	300	380
1.314% due 08/25/2014		1,300	1,644
1.558% due 09/27/2012		4,200	5,563
5.000% due 02/03/2014		$5,000	5,181
5.000% due 01/15/2015		13,886	14,496
5.450% due 02/05/2013		6,750	6,942
5.450% due 07/15/2014		4,500	4,710
5.571% due 10/04/2012		3,000	3,025
6.050% due 08/15/2012		7,100	7,224
6.150% due 04/25/2013		4,427	4,612
6.400% due 08/28/2017		6,950	7,586
6.875% due 04/25/2018		47,650	53,025
MetLife Institutional Funding
1.368% due 04/04/2014		17,500	17,573
Morgan Stanley
2.875% due 07/28/2014		23,900	23,803
4.788% due 03/01/2013	AUD	3,900	3,982
5.300% due 03/01/2013		$100	103
5.500% due 01/26/2020		9,000	8,789
5.500% due 07/24/2020		1,300	1,270
5.500% due 07/28/2021		15,400	15,072
5.550% due 04/27/2017		940	963
5.750% due 10/18/2016		500	517
5.750% due 01/25/2021		106,400	104,604
5.950% due 12/28/2017		500	515
6.000% due 04/28/2015		5,900	6,180
6.250% due 08/28/2017		19,200	20,237
6.600% due 04/01/2012		1,000	1,000
6.625% due 04/01/2018		3,300	3,478
7.300% due 05/13/2019		9,500	10,235
National Australia Bank Ltd.
1.301% due 04/11/2014		21,800	21,734
Nile Finance Ltd.
5.250% due 08/05/2015		1,700	1,649
Prudential Covered Trust
2.997% due 09/30/2015		69,000	69,836
Qatari Diar Finance QSC
5.000% due 07/21/2020		52,500	56,503
QBE Capital Funding Ltd.
7.250% due 05/24/2041		32,700	30,870
Rabobank Capital Funding Trust
5.254% due 12/29/2049		3,200	3,140
5.260% due 12/29/2049		300	292
Rabobank Group
3.875% due 02/08/2022		71,600	69,354
4.500% due 01/11/2021		115,200	118,807
6.875% due 03/19/2020	EUR	5,000	6,452
11.000% due 12/29/2049		$300	383
RBS Capital Trust
4.709% due 12/29/2049		900	567
5.512% due 09/29/2049		2,000	1,260
6.467% due 12/29/2049	EUR	1,150	905

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RCI Banque S.A.
2.451% due 04/11/2014		$21,500	$20,794
4.600% due 04/12/2016		14,400	14,467
Royal Bank of Scotland Group PLC
1.175% due 03/09/2015		4,500	3,916
4.375% due 03/16/2016		71,400	72,965
4.625% due 09/22/2021	EUR	1,600	1,686
4.875% due 03/16/2015		$18,400	19,139
5.500% due 03/23/2020	EUR	350	480
5.625% due 08/24/2020		$45,400	46,858
6.400% due 10/21/2019		52,650	55,284
6.666% due 04/29/2049	CAD	5,200	3,919
6.990% due 10/29/2049		$20,945	17,175
7.387% due 12/29/2049	GBP	939	981
7.640% due 03/29/2049		$8,600	5,934
7.648% due 08/29/2049		2,125	1,812
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		1,000	1,064
SLM Corp.
0.860% due 01/27/2014		22,600	21,596
3.125% due 09/17/2012	EUR	2,300	3,071
6.250% due 01/25/2016		$17,900	18,629
8.450% due 06/15/2018		8,430	9,442
Societe Generale S.A.
4.196% due 01/29/2049	EUR	100	95
5.922% due 04/29/2049		$200	163
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	4,300	4,936
5.750% due 09/15/2016		$900	711
Stone Street Trust
5.902% due 12/15/2015		29,800	29,961
UBS AG
4.280% due 04/29/2049	EUR	3,100	3,432
4.875% due 08/04/2020		$71,200	74,099
5.750% due 04/25/2018		13,600	14,906
5.875% due 12/20/2017		2,100	2,331
Wachovia Bank N.A.
0.804% due 03/15/2016		8,100	7,663
Waha Aerospace BV
3.925% due 07/28/2020		43,435	45,099
Wells Fargo Bank N.A.
0.708% due 05/16/2016		500	477
4.750% due 02/09/2015		1,000	1,073
Weyerhaeuser Co.
7.375% due 10/01/2019		25,136	28,882
7.375% due 03/15/2032		1,200	1,279
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049	EUR	1,200	1,619

			3,639,786

INDUSTRIALS 5.5%
Altria Group, Inc.
4.125% due 09/11/2015		$600	655
9.700% due 11/10/2018		9,100	12,378
American Airlines Pass-Through Trust
10.375% due 01/02/2021		2,694	2,930
American Airlines, Inc.
10.500% due 10/15/2012^		17,810	18,700
Avnet, Inc.
6.625% due 09/15/2016		1,450	1,645
Barrick North America Finance LLC
4.400% due 05/30/2021		18,000	19,002
Black & Decker Corp.
8.950% due 04/15/2014		4,600	5,277
Boston Scientific Corp.
6.000% due 01/15/2020		5,000	5,746

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Braskem Finance Ltd.
5.750% due 04/15/2021		$1,000	$1,052
Burlington Northern Santa Fe LLC
8.125% due 04/15/2020		1,000	1,297
California Institute of Technology
4.700% due 11/01/2111		25,000	24,750
CBS Corp.
8.875% due 05/15/2019		5,000	6,576
Centex Corp.
5.700% due 05/15/2014		1,000	1,055
6.500% due 05/01/2016		4,500	4,860
Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,060
Con-way, Inc.
7.250% due 01/15/2018		2,500	2,861
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		482	516
Continental Airlines, Inc.
6.750% due 09/15/2015		5,200	5,245
CVS Pass-Through Trust
7.507% due 01/10/2032		41,701	50,088
Daimler Finance North America LLC
1.083% due 03/28/2014		36,500	36,301
6.500% due 11/15/2013		5,000	5,447
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020 (j)		5,243	5,531
Deluxe Corp.
5.125% due 10/01/2014		6,900	7,090
DR Horton, Inc.
5.625% due 01/15/2016		2,500	2,644
6.500% due 04/15/2016		4,330	4,763
6.875% due 05/01/2013		9,900	10,395
El Paso Corp.
7.800% due 08/01/2031		100	114
Fresenius Medical Care U.S. Finance, Inc.
6.500% due 09/15/2018		575	630
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		776	861
Glacier Credit Card Trust
5.027% due 02/20/2013	CAD	2,200	2,270
Harvest Operations Corp.
6.875% due 10/01/2017		$5,500	5,857
HCA, Inc.
5.750% due 03/15/2014		5,000	5,213
6.500% due 02/15/2020		7,600	7,999
7.875% due 02/15/2020		10,000	11,037
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016		13,000	13,617
JC Penney Corp., Inc.
9.000% due 08/01/2012		10,538	10,815
KB Home
5.875% due 01/15/2015		1,200	1,188
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		15,000	16,501
Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013		8,800	9,119
Masco Corp.
4.800% due 06/15/2015		3,000	3,076
5.850% due 03/15/2017		2,500	2,564
6.125% due 10/03/2016		5,000	5,290
Massachusetts Institute of Technology
5.600% due 07/01/2111		9,000	11,459
McKesson Corp.
7.500% due 02/15/2019		5,000	6,344
MGM Resorts International
11.125% due 11/15/2017		5,000	5,681
13.000% due 11/15/2013		5,000	5,819

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	95

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Times Co.
5.000% due 03/15/2015	$2,000	$2,035
Noble Group Ltd.
6.625% due 08/05/2020	500	494
6.750% due 01/29/2020	500	498
Office Depot, Inc.
6.250% due 08/15/2013	2,598	2,689
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	5,000	5,470
Pactiv Corp.
8.125% due 06/15/2017	5,000	4,625
Pearson Dollar Finance PLC
6.250% due 05/06/2018	25,925	30,186
Petrobras International Finance Co.
7.875% due 03/15/2019	10,600	13,128
PulteGroup, Inc.
5.200% due 02/15/2015	4,715	4,833
Reynolds American, Inc.
6.750% due 06/15/2017	300	358
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	8,700	9,113
7.875% due 08/15/2019	2,375	2,565
8.750% due 10/15/2016	4,500	4,781
Rohm and Haas Co.
6.000% due 09/15/2017	700	807
RPM International, Inc.
6.500% due 02/15/2018	4,000	4,585
Ryland Group, Inc.
5.375% due 01/15/2015	4,800	4,920
RZD Capital Ltd.
5.739% due 04/03/2017	24,000	25,530
Staples, Inc.
9.750% due 01/15/2014	6,000	6,820
Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	2,000	2,090
Steel Dynamics, Inc.
7.375% due 11/01/2012	11,295	11,634
Talisman Energy, Inc.
7.750% due 06/01/2019	4,000	4,901
Tate & Lyle International Finance PLC
6.625% due 06/15/2016	1,400	1,616
Tennessee Gas Pipeline Co.
8.000% due 02/01/2016	2,500	2,914
Toll Brothers Finance Corp.
8.910% due 10/15/2017	1,700	2,054
Transocean, Inc.
6.500% due 11/15/2020	39,700	44,449
UAL Pass-Through Trust
10.400% due 05/01/2018	15,818	18,032
United Airlines, Inc.
1.000% due 05/07/2024^(p)	300	85
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020	500	533
UST LLC
6.625% due 07/15/2012	10,000	10,169
Volkswagen International Finance NV
0.918% due 10/01/2012	200	200
1.875% due 04/01/2014	89,900	91,135
Volvo Treasury AB
5.950% due 04/01/2015	20,000	21,438
Whirlpool Corp.
8.600% due 05/01/2014	5,000	5,612
WM Wrigley Jr. Co.
2.450% due 06/28/2012	18,000	18,072
WPP Finance UK
5.875% due 06/15/2014	18,751	20,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Las Vegas LLC
7.750% due 08/15/2020	$28,050	$30,960
7.875% due 11/01/2017	3,125	3,422

		776,525

UTILITIES 2.6%
AES Corp.
7.375% due 07/01/2021	725	805
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	5,000	6,169
BellSouth Corp.
4.463% due 04/26/2021	40,000	40,091
BP Capital Markets PLC
3.625% due 05/08/2014	4,900	5,154
3.750% due 06/17/2013	1,060	1,097
4.500% due 10/01/2020	36,000	39,602
Cleveland Electric Illuminating Co.
5.650% due 12/15/2013	17,195	18,354
Dominion Resources, Inc.
4.450% due 03/15/2021	40,000	44,197
7.500% due 06/30/2066	5,000	5,255
Duke Energy Corp.
3.950% due 09/15/2014	300	321
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	4,400	4,708
6.400% due 09/15/2020	6,462	7,150
Enel Finance International NV
3.875% due 10/07/2014	8,800	8,888
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020	5,000	5,165
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	8,510	9,302
6.510% due 03/07/2022	28,850	31,591
7.343% due 04/11/2013	500	526
8.125% due 07/31/2014	700	777
8.146% due 04/11/2018	10,100	11,891
9.250% due 04/23/2019	17,950	22,258
Kinder Morgan Kansas, Inc.
6.500% due 09/01/2012	1,750	1,789
Korea Electric Power Corp.
3.000% due 10/05/2015	1,000	1,016
Midwest Generation LLC
8.560% due 01/02/2016	1,900	1,810
NGPL PipeCo LLC
6.514% due 12/15/2012	4,000	3,861
NRG Energy, Inc.
7.375% due 01/15/2017	3,700	3,857
Petroleos Mexicanos
5.500% due 01/21/2021	50,100	55,486
Qwest Corp.
7.625% due 06/15/2015	7,200	8,381
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	4,200	4,541
TNK-BP Finance S.A.
6.250% due 02/02/2015	4,500	4,860
6.625% due 03/20/2017	6,200	6,866
7.875% due 03/13/2018	4,400	5,148
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	2,200	2,415

		363,331

Total Corporate Bonds & Notes (Cost $4,622,489)		4,779,642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%
ProLogis LP
2.250% due 04/01/2037	$2,000	$2,010

Total Convertible Bonds & Notes (Cost $1,900)		2,010

MUNICIPAL BONDS & NOTES 5.1%

ALASKA 0.2%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021	21,000	24,365

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000	3,322

CALIFORNIA 2.9%
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	3,000	3,552
California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	900	924
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	10,000	12,531
7.500% due 04/01/2034	3,900	4,959
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	59,500	78,025
7.950% due 03/01/2036	48,325	56,067
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2038	400	417
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019	660	772
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	25,800	27,768
6.200% due 03/01/2019	30,000	35,052
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	5,000	5,413
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (e)	1,100	775
5.000% due 06/01/2033	3,500	2,657
5.750% due 06/01/2047	3,625	2,778
Irvine Ranch Water District, California Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	19,000	25,537
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	3,066
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	5,000	6,443
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	25,000	29,599
6.166% due 07/01/2040	13,500	14,955
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	14,000	16,257
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	5,500	6,384

96	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	$9,000	$10,537
Metropolitan Water District of Southern California Revenue Bonds, (NPFGC/FGIC Insured), Series 2003
5.000% due 10/01/2036	85	91
Oakland Unified School District/Alameda County, California General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	13,100	15,293
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	2,100	2,459
San Diego County, California Water Authority Certificates of Participation Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2028	2,200	2,230
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	100	100
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	814
San Mateo Union High School District, California General Obligation Bonds, Series 2011
0.000% due 09/01/2041 (e)	7,500	2,338
0.000% due 09/01/2046 (e)	12,930	4,013
Santa Clara County, California Financing Authority Revenue Bonds, Series 2008
5.250% due 05/15/2036	10,000	10,750
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	5,085	5,481
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	785	884
6.583% due 05/15/2049	10,300	12,743
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	7,000	8,272

		409,936

COLORADO 0.1%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	200	211
Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	19,300	20,949

		21,160

DISTRICT OF COLUMBIA 0.0%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	160	177

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	300	311
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	7,000	7,566

		7,877

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	$8,800	$9,748

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	21,600	25,854
Chicago, Illinois General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2032	500	521
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
1.101% due 01/01/2019	350	359
Illinois State General Obligation Bonds, Series 2004
5.000% due 03/01/2034	900	920
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	9,600	10,085
Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 12/15/2028	300	305

		38,044

INDIANA 0.1%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	6,300	7,734
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	3,000	3,538

		11,272

LOUISIANA 0.0%
Tobacco Settlement Financing Corp., Louisiana Revenue Bonds, Series 2001
5.875% due 05/15/2039	290	292

MASSACHUSETTS 0.1%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
1.168% due 07/01/2020	450	450
Massachusetts Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
7.740% due 08/01/2032	125	129
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,920

		8,499

MICHIGAN 0.0%
Detroit, Michigan General Obligation Bonds, (AMBAC Insured), Series 2005
5.150% due 04/01/2025	430	300

MINNESOTA 0.1%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	8,800	9,725

NEVADA 0.0%
Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2038	1,500	1,573

NEW YORK 0.6%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	730	653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	$8,000	$9,397
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.237% due 12/01/2021	4,355	5,107
5.687% due 12/01/2023	6,470	7,808
5.887% due 12/01/2024	3,845	4,737
6.246% due 06/01/2035	7,300	8,284
New York City, New York General Obligation Notes, (BABs), Series 2010
3.947% due 10/01/2019	9,350	10,289
4.047% due 10/01/2020	8,300	9,032
4.787% due 12/01/2018	4,525	5,192
4.937% due 12/01/2019	3,075	3,573
5.037% due 12/01/2020	3,075	3,582
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.000% due 06/15/2037	210	224
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.725% due 11/01/2023	5,310	5,995
4.905% due 11/01/2024	300	342
5.075% due 11/01/2025	1,500	1,727
5.808% due 08/01/2030	5,000	5,788
New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.625% due 06/01/2035	2,995	2,578
5.750% due 06/01/2043	6,100	4,844
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	400	453

		89,605

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	3,300	3,527

OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	500	691
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	2,255	1,672
5.875% due 06/01/2030	1,200	926
5.875% due 06/01/2047	25,325	18,998
6.500% due 06/01/2047	9,295	7,634
Ohio Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	10	10

		29,931

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.401% due 06/15/2022	3,500	3,942
5.501% due 06/15/2023	3,500	3,967
Pennsylvania Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	300	338

		8,247

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	97

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	$200	$16

TEXAS 0.2%
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2008
5.000% due 10/01/2037	360	395
Dallas-Fort Worth International Airport Facilities Improvement Corp., Texas Revenue Bonds, (NPFGC/FGIC Insured), Series 2000
6.125% due 11/01/2035	740	741
JP Morgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.428% due 02/15/2031	100	126
North Texas Tollway Authority Revenue Bonds, Series 2011
0.000% due 09/01/2037	15,000	3,491
0.000% due 09/01/2043	3,800	561
5.500% due 09/01/2041	7,500	8,519
San Antonio, Texas Revenue Bonds, Series 2008
5.000% due 02/01/2032	210	227
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	4,500	4,898
Texas State General Obligation Bonds, (BABs), Series 2010
4.273% due 04/01/2026	4,000	4,448
Texas State General Obligation Notes, (BABs), Series 2010
3.203% due 04/01/2019	500	545

		23,951

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
5.200% due 06/01/2046	1,000	672

WASHINGTON 0.1%
Tacoma, Washington Electric System Revenue Bonds, (BABs), Series 2010
5.966% due 01/01/2035	11,000	12,826

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,750	4,238

Total Municipal Bonds & Notes (Cost $624,623)		719,303

U.S. GOVERNMENT AGENCIES 13.8%
Fannie Mae
0.000% due 03/25/2019 (b)	1	1
0.294% due 12/25/2036	216	206
0.302% due 07/25/2037	313	301
0.342% due 01/25/2021	39	39
0.362% due 03/25/2034	230	229
0.372% due 03/25/2036	127	119
0.392% due 08/25/2034	85	83
0.442% due 10/27/2037	400	398
0.542% due 12/25/2028	16	16
0.592% due 03/25/2037 - 09/25/2042	1,393	1,393
0.692% due 10/18/2030	8	8
0.742% due 03/25/2017	28	28
0.892% due 05/25/2030	339	339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.142% due 04/25/2032	$6	$6
1.382% due 08/01/2042 - 09/01/2044	530	542
1.625% due 11/25/2023	90	92
2.245% due 12/01/2034	115	121
2.260% due 06/01/2035	274	290
2.272% due 12/01/2034	182	192
2.278% due 08/01/2029	23	24
2.300% due 01/01/2036	318	335
2.333% due 09/01/2039	33	35
2.375% due 09/01/2035	1,325	1,413
2.378% due 09/01/2031	25	26
2.432% due 06/01/2030	1	1
2.493% due 09/01/2034	47	50
2.497% due 11/01/2034	955	1,019
2.583% due 03/01/2036	499	535
2.612% due 12/01/2035	12	13
2.627% due 02/01/2036	115	123
3.000% due 04/01/2027 - 05/01/2027	432,000	446,927
3.321% due 05/01/2036	48	49
3.365% due 05/01/2036	294	309
3.500% due 10/01/2025 - 05/01/2042	380,672	393,665
4.000% due 03/01/2013 - 04/01/2042	457,618	483,464
4.355% due 08/01/2028	11	12
4.408% due 03/01/2027	2	2
4.500% due 11/01/2024 - 10/01/2040	6,925	7,394
4.517% due 12/01/2036	93	98
5.000% due 06/01/2018 - 04/01/2042	148,631	160,629
5.500% due 06/01/2038 - 06/01/2040	178	194
5.610% due 01/25/2032	133	145
5.750% due 02/25/2033	289	302
6.000% due 04/25/2043 - 07/25/2044	274	308
6.473% due 10/25/2031	86	90
6.500% due 06/17/2038 - 05/01/2042	16,100	18,006
6.589% due 10/25/2031	463	519
7.500% due 12/25/2019 - 09/25/2022	544	615
8.500% due 10/25/2019	11	12
9.000% due 12/25/2019	50	58
Federal Housing Administration
1.000% due 07/01/2020	1,084	1,065
7.430% due 02/01/2023	6	6
7.465% due 11/01/2019	50	49
Financing Corp.
0.000% due 10/05/2018 - 09/26/2019	5,464	4,766
Freddie Mac
0.442% due 10/15/2020	29	29
0.592% due 12/15/2029	155	155
0.742% due 01/15/2032	29	29
1.200% due 10/15/2020	3	3
1.355% due 10/25/2044	583	583
1.562% due 07/25/2044	5,165	5,256
1.586% due 10/25/2021 (a)	37,953	4,316
2.095% due 09/01/2035	24	26
2.348% due 12/01/2032	14	15
2.481% due 08/01/2035	52	55
2.521% due 09/01/2035	14	15
2.696% due 03/01/2036	326	349
3.119% due 05/01/2025	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/01/2042	$12,000	$12,559
4.500% due 09/01/2039 - 05/01/2042	3,567	3,782
5.000% due 04/15/2018 - 04/01/2030	27,980	30,171
5.500% due 03/01/2023	30	33
6.500% due 10/25/2043	151	170
6.555% due 09/25/2029	347	367
6.584% due 12/25/2030	184	198
7.000% due 06/15/2013	26	26
7.002% due 11/25/2030	119	124
7.500% due 08/15/2030	45	53
Ginnie Mae
0.542% due 05/20/2037	4,081	4,074
0.742% due 04/16/2032	22	22
0.792% due 12/16/2025	100	101
1.625% due 12/20/2021 - 07/20/2030	163	169
2.000% due 07/20/2026 - 10/20/2027	47	49
2.375% due 06/20/2021 - 04/20/2030	340	353
3.500% due 11/20/2017 - 05/01/2042	270,571	281,410
4.000% due 12/20/2017 - 05/01/2042	1,005	1,075
4.500% due 08/15/2033	20	22
5.500% due 10/15/2034 - 06/20/2035	662	699
6.000% due 06/20/2038	308	339
7.500% due 08/20/2029	114	132
8.000% due 03/20/2030	31	39
8.500% due 04/20/2030 -03/20/2031	4	5
NCUA Guaranteed Notes
0.773% due 03/09/2021	19,539	19,563
Overseas Private Investment Corp.
0.000% due 12/14/2014 - 05/02/2016	21,330	25,211
Residual Funding Corp. Strips
0.000% due 10/15/2019	12,600	10,825
Small Business Administration
4.760% due 09/01/2025	239	265
4.875% due 09/10/2013	77	80
5.600% due 09/01/2028	636	724
6.220% due 12/01/2028	742	850
7.190% due 12/01/2019	195	217
7.200% due 10/01/2019	834	925
Tennessee Valley Authority
5.250% due 09/15/2039	5,000	5,999
Tennessee Valley Authority Strips
0.000% due 04/15/2042 (e)	2,000	2,117

Total U.S. Government Agencies (Cost $1,908,434)		1,940,246

U.S. TREASURY OBLIGATIONS 65.3%
U.S. Treasury Bonds
3.750% due 08/15/2041 (j)	369,300	397,863
4.375% due 02/15/2038	12,500	14,959
4.375% due 05/15/2040	22,000	26,352
4.500% due 08/15/2039	44,200	53,972
4.750% due 02/15/2041	50,500	64,143
6.250% due 08/15/2023	70,000	96,895
7.125% due 02/15/2023	37,900	55,518
7.250% due 08/15/2022	32,350	47,479
7.500% due 11/15/2024	46,400	71,282
7.625% due 11/15/2022	73,000	110,150

98	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 02/15/2021 (l)		$51,600	$76,578
8.000% due 11/15/2021		80,372	122,027
8.125% due 05/15/2021		33,000	49,920
8.125% due 08/15/2021		35,400	53,866
U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022		269,793	276,243
0.750% due 02/15/2042		97,905	93,246
1.125% due 01/15/2021		37,686	42,426
1.250% due 07/15/2020 (k)(l)		134,179	153,257
2.125% due 02/15/2041 (l)		211,355	278,609
U.S. Treasury Notes
0.250% due 02/15/2015		24,500	24,328
0.875% due 01/31/2017 (j)		58,300	57,945
0.875% due 02/28/2017 (j)		28,500	28,297
1.250% due 01/31/2019		107,800	105,526
1.375% due 11/30/2018 (j)		197,600	195,686
1.375% due 02/28/2019 (j)		53,800	53,022
1.500% due 07/31/2016 (i)		4,400	4,515
1.875% due 08/31/2017		200	207
2.000% due 11/15/2021 (i)(j)(l)		2,617,800	2,576,284
2.000% due 02/15/2022 (j)		190,300	186,583
2.125% due 08/15/2021 (i)(j)(k)(l)		2,894,560	2,891,393
2.250% due 03/31/2016 (i)		15,200	16,081
2.250% due 07/31/2018 (i)(k)(l)		788,500	827,371
2.625% due 08/15/2020		31,500	33,201
2.625% due 11/15/2020		500	526
3.125% due 05/15/2019		109,600	120,646
3.625% due 08/15/2019		64	73

Total U.S. Treasury Obligations (Cost $9,232,389)			9,206,469

MORTGAGE-BACKED SECURITIES 10.6%
Adjustable Rate Mortgage Trust
2.872% due 05/25/2035		43	42
2.876% due 09/25/2035		35	28
5.313% due 10/25/2035		6,825	5,961
American General Mortgage Loan Trust
5.150% due 03/25/2058		5,416	5,574
American Home Mortgage Assets LLC
0.432% due 05/25/2046		1,105	616
0.452% due 10/25/2046		333	170
1.119% due 09/25/2046		2,397	1,299
American Home Mortgage Investment Trust
2.240% due 09/25/2045		1,259	995
2.241% due 02/25/2045		2,468	2,017
2.597% due 10/25/2034		127	117
Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	10,462	13,925
Banc of America Alternative Loan Trust
5.750% due 04/25/2033		$830	873
6.000% due 01/25/2036		2,295	1,685
Banc of America Funding Corp.
0.472% due 06/20/2047		22,972	17,680
0.522% due 07/25/2037		8,436	5,555
0.532% due 07/25/2037		11,651	7,504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.667% due 05/25/2035	$69	$69
5.500% due 09/25/2034	4,507	4,332
5.741% due 01/20/2047	829	513
5.806% due 03/25/2037^	52	36
5.960% due 10/20/2046	7,044	5,861
6.000% due 03/25/2037	6,977	5,530
Banc of America Large Loan, Inc.
1.992% due 11/15/2015	131,651	123,192
Banc of America Mortgage Securities, Inc.
2.881% due 05/25/2034	3,019	2,774
2.926% due 02/25/2034	357	326
2.931% due 01/25/2035	813	719
2.999% due 02/25/2036	158	117
6.500% due 09/25/2033	260	275
BCAP LLC Trust
2.611% due 10/26/2036	1,143	24
5.250% due 02/26/2036	8,912	8,996
5.250% due 04/26/2037	20,673	18,812
5.250% due 06/26/2037	4,530	4,335
5.564% due 03/26/2037	13,300	10,015
9.651% due 04/26/2037	5,997	1,075
10.003% due 06/26/2036	12,061	1,387
12.077% due 02/26/2036	3,521	1,119
BCRR Trust
5.787% due 08/17/2045	6,890	7,768
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035	390	361
2.400% due 10/25/2035	1,167	1,012
2.570% due 03/25/2035	1,899	1,848
2.572% due 04/25/2034	323	292
2.614% due 08/25/2033	1,057	1,059
2.656% due 10/25/2033	56	56
2.699% due 01/25/2035	1,524	1,361
2.731% due 08/25/2035	3,828	2,454
2.836% due 07/25/2034	271	234
2.851% due 01/25/2034	825	834
2.884% due 05/25/2034	42	36
2.926% due 02/25/2034	86	79
2.940% due 10/25/2034	170	134
3.046% due 05/25/2034	143	138
3.078% due 03/25/2035	4,463	4,418
3.207% due 11/25/2034	20	20
3.964% due 05/25/2047	1,163	787
5.363% due 02/25/2036	26,123	23,093
Bear Stearns Alt-A Trust
0.402% due 02/25/2034	75	61
0.402% due 08/25/2036	5,131	3,044
0.442% due 02/25/2034	301	133
0.922% due 09/25/2034	382	335
0.942% due 09/25/2034	2,595	2,234
2.555% due 01/25/2036	4,120	2,116
2.755% due 11/25/2035^	383	240
2.755% due 08/25/2036^	37	19
2.783% due 11/25/2036	3,914	2,169
2.809% due 05/25/2035	7,380	6,288
2.826% due 09/25/2035	3,172	2,113
2.873% due 11/25/2036	6,451	3,535
4.992% due 11/25/2036	1,758	1,065
Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036	472	278
2.845% due 12/26/2046	2,270	1,294
Chase Mortgage Finance Corp.
2.718% due 02/25/2037	866	835
2.765% due 07/25/2037	290	297
2.794% due 02/25/2037	352	344
2.818% due 02/25/2037	741	684
2.844% due 03/25/2037	271	214
Chaseflex Trust
0.702% due 07/25/2037^	911	433

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2037^	$1,738	$1,326
6.350% due 08/25/2037	5,961	4,109
Citicorp Mortgage Securities, Inc.
5.500% due 04/25/2037	1,122	1,097
Citigroup Commercial Mortgage Trust
4.639% due 05/15/2043	1,109	1,119
Citigroup Mortgage Loan Trust, Inc.
2.100% due 09/25/2035	1,986	1,928
2.230% due 09/25/2035	522	493
2.450% due 09/25/2035	7,603	6,698
2.682% due 08/25/2035	3,907	3,496
2.794% due 11/25/2036^	1,979	1,212
3.001% due 02/25/2034	519	498
5.500% due 09/25/2035	528	524
5.509% due 09/25/2037^	14,080	8,848
6.118% due 09/25/2037^	9,940	7,169
Citimortgage Alternative Loan Trust
6.000% due 10/25/2037	19,563	14,358
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	374	388
Countrywide Alternative Loan Trust
0.402% due 02/25/2047	574	358
0.412% due 01/25/2037	728	413
0.422% due 02/20/2047	816	405
0.422% due 05/25/2047	9,440	5,632
0.432% due 11/25/2046	419	255
0.437% due 12/20/2046	11,482	6,198
0.442% due 06/25/2037	60	40
0.452% due 03/20/2046	4,759	2,539
0.452% due 07/20/2046	1,236	508
0.522% due 12/25/2035	529	356
0.522% due 02/25/2037	692	379
0.542% due 01/25/2036	11,063	6,648
0.592% due 05/25/2037^	153	81
0.612% due 02/25/2037	28,888	10,637
0.692% due 09/25/2035	10,232	7,023
0.742% due 12/25/2035	12,963	7,433
0.742% due 05/25/2037^	3,763	1,996
1.142% due 12/25/2036^	14,896	7,926
1.159% due 12/25/2035	2,033	1,201
1.159% due 02/25/2036	31	21
2.926% due 02/25/2037	331	217
2.948% due 06/25/2037	7,850	5,148
5.250% due 10/25/2033	4,088	4,146
5.250% due 06/25/2035	78	65
5.500% due 11/25/2035	4,985	3,719
5.500% due 01/25/2036	1,691	1,060
5.500% due 03/25/2036	179	116
5.529% due 08/25/2036	429	423
5.750% due 07/25/2035	5,300	4,037
6.000% due 04/25/2036	2,409	1,742
6.000% due 05/25/2036	1,988	1,256
6.000% due 02/25/2037	3,625	2,387
6.000% due 05/25/2037	2,400	1,596
6.000% due 08/25/2037	5,879	4,189
6.250% due 11/25/2036^	1,940	1,527
6.500% due 06/25/2036	284	171
Countrywide Home Loan Mortgage Pass-Through Trust
0.562% due 03/25/2035	9,915	5,439
0.572% due 02/25/2035	184	136
0.582% due 02/25/2035	221	158
0.582% due 06/25/2035	5,400	4,619
0.622% due 09/25/2034	18	11
0.642% due 11/25/2034	139	116
2.595% due 02/20/2036	42	31
2.610% due 02/20/2036	1,740	1,114
2.701% due 06/20/2035	70	52
2.746% due 11/25/2034	219	182

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	99

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.747% due 06/25/2033		$1,006	$965
2.754% due 08/25/2034		1,330	1,050
2.789% due 09/20/2036		1,101	548
2.798% due 08/25/2034		609	473
2.807% due 11/19/2033		126	112
2.837% due 03/25/2037^		469	223
2.844% due 09/25/2034		83	55
2.997% due 02/25/2047		551	294
5.000% due 11/25/2035		428	425
5.500% due 11/25/2035		580	528
5.750% due 07/25/2037		43,059	37,571
6.000% due 02/25/2036		2,334	1,849
6.000% due 05/25/2036^		12,597	10,030
Credit Suisse First Boston Mortgage Securities Corp.
0.929% due 03/25/2032		181	139
2.389% due 06/25/2033		66	63
2.434% due 07/25/2033		10	10
2.575% due 08/25/2033		136	135
6.000% due 01/25/2036		5,082	3,113
6.500% due 04/25/2033		2	2
7.000% due 02/25/2034		584	611
Credit Suisse Mortgage Capital Certificates
0.265% due 05/15/2023 (a)		194,000	3,730
5.383% due 02/15/2040		4,455	4,918
5.467% due 09/18/2039		2,500	2,744
6.250% due 08/25/2036		2,994	2,453
DECO Series
1.245% due 01/27/2020	GBP	2,605	3,657
Deutsche ALT-A Securities, Inc.
2.011% due 08/25/2035		$868	528
Downey Savings & Loan Association Mortgage Loan Trust
0.502% due 08/19/2045		59	40
2.455% due 07/19/2044		924	741
EF Hutton Trust
9.950% due 10/20/2018		27	27
EMF-NL
2.031% due 04/17/2041	EUR	7,700	8,123
2.231% due 07/17/2041		1,200	1,016
Eurosail PLC
1.981% due 10/17/2040		4,972	6,022
First Horizon Alternative Mortgage Securities
2.551% due 09/25/2034		$147	142
2.583% due 09/25/2035		1,685	1,137
First Horizon Asset Securities, Inc.
2.538% due 02/25/2034		1,210	1,173
2.541% due 12/25/2033		60	55
2.731% due 08/25/2035		715	588
5.500% due 12/25/2035		9,712	9,570
5.629% due 11/25/2037		17,510	11,818
First Republic Mortgage Loan Trust
0.592% due 11/15/2031		1,398	1,318
German Residential Asset Note Distributor PLC
1.444% due 07/20/2016	EUR	22,295	27,839
GMAC Commercial Mortgage Securities, Inc.
0.732% due 04/15/2034 (a)		$8,096	5
4.576% due 05/10/2040		318	325
Granite Mortgages PLC
1.061% due 07/20/2043		922	898
Greenpoint Mortgage Funding Trust
0.322% due 01/25/2047^		31	31
0.512% due 11/25/2045		31	19
Greenpoint Mortgage Pass-Through Certificates
3.103% due 10/25/2033		147	129
GS Mortgage Securities Corp.
2.006% due 03/06/2020		300	292
4.295% due 01/10/2040		155	155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.374% due 05/17/2045	$4,600	$5,061
GSR Mortgage Loan Trust
1.870% due 03/25/2033	64	65
2.280% due 06/25/2034	1,072	997
2.441% due 06/25/2034	1,155	1,028
2.659% due 09/25/2035	1,983	1,934
2.673% due 09/25/2035	757	730
2.701% due 01/25/2036	16,866	13,430
5.000% due 05/25/2037	1,797	1,644
5.132% due 11/25/2035	962	927
5.750% due 03/25/2036	1,903	1,664
5.750% due 01/25/2037	3,470	3,256
6.000% due 03/25/2032	16	16
6.000% due 02/25/2036	7,575	6,724
6.000% due 03/25/2037	5,132	4,638
6.000% due 05/25/2037	2,587	2,363
6.500% due 09/25/2036	1,418	1,236
Harborview Mortgage Loan Trust
0.422% due 11/19/2036	389	251
0.422% due 07/19/2046	402	235
0.422% due 11/19/2046^	136	61
0.432% due 01/19/2038	14,593	9,488
0.462% due 05/19/2035	1,322	843
0.482% due 06/19/2035	180	122
0.482% due 03/19/2036	5,451	3,023
0.512% due 03/19/2035	5,402	3,584
0.522% due 02/19/2036	2,548	1,486
0.552% due 11/19/2035	2,631	1,721
0.652% due 11/19/2034	1,175	716
2.959% due 07/19/2035	962	793
2.984% due 05/19/2033	127	124
Impac CMB Trust
0.902% due 03/25/2035	567	458
Impac Secured Assets CMN Owner Trust
0.592% due 05/25/2036	724	670
Indymac ARM Trust
1.785% due 01/25/2032	5	4
Indymac Index Mortgage Loan Trust
0.432% due 09/25/2046	66	40
0.442% due 11/25/2046	875	240
2.430% due 01/25/2036	1,129	701
2.574% due 12/25/2034	1,586	1,222
2.697% due 10/25/2034	4,289	3,912
Indymac Mortgage Loan Trust
2.510% due 01/25/2036	4,327	3,340
2.757% due 12/25/2036^	129	86
4.299% due 06/25/2037^	1,783	862
JPMorgan Alternative Loan Trust
0.392% due 07/25/2036	18,631	17,127
5.500% due 11/25/2036	112	111
JPMorgan Mortgage Trust
2.083% due 11/25/2033	49	49
2.782% due 02/25/2036	40	31
2.853% due 07/25/2035	147	143
2.871% due 07/25/2035	172	164
2.885% due 05/25/2034	317	311
5.015% due 02/25/2035	780	786
5.333% due 11/25/2035	2,251	2,130
5.567% due 04/25/2036	1,172	1,073
5.750% due 01/25/2036	4,989	4,686
6.000% due 08/25/2037	13,751	10,879
6.250% due 07/25/2036	5,178	4,213
6.500% due 08/25/2036	8,580	6,878
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.362% due 09/15/2021	703	687
0.542% due 06/15/2022	4,058	3,946

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luminent Mortgage Trust
0.412% due 12/25/2036		$387	$229
Mall Funding PLC
1.770% due 04/22/2017	GBP	2,298	3,254
MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046		$948	520
0.542% due 05/25/2047		900	204
2.334% due 05/25/2034		598	561
2.552% due 05/25/2034		366	325
MASTR Alternative Loans Trust
0.642% due 11/25/2033		116	114
MASTR Asset Securitization Trust
5.500% due 11/25/2017		21	21
5.500% due 09/25/2033		271	283
MASTR Reperforming Loan Trust
6.000% due 08/25/2034		1,196	1,169
MASTR Seasoned Securities Trust
3.807% due 10/25/2032		63	57
Mellon Residential Funding Corp.
0.682% due 12/15/2030		540	510
0.942% due 11/15/2031		461	450
Merrill Lynch Floating Trust
0.780% due 07/09/2021		4,799	4,613
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036		2,503	1,821
0.492% due 08/25/2036		42	36
2.321% due 02/25/2033		60	57
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035		2,702	2,167
1.156% due 11/25/2029 (a)		10,142	334
1.244% due 10/25/2035		1,572	1,360
1.996% due 10/25/2035		421	389
Morgan Stanley Capital
5.447% due 02/12/2044		50	56
Morgan Stanley Mortgage Loan Trust
2.336% due 06/25/2036		148	122
2.338% due 06/25/2036		20,213	17,305
2.481% due 07/25/2035		808	592
2.510% due 08/25/2034		964	891
2.677% due 07/25/2035		433	291
2.787% due 08/25/2034		114	94
6.000% due 10/25/2037^		7,473	4,896
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		900	1,020
Newgate Funding PLC
1.476% due 12/15/2050	EUR	19,000	21,119
Nomura Asset Acceptance Corp.
2.696% due 10/25/2035		$1,878	1,304
Opteum Mortgage Acceptance Corp.
0.622% due 12/25/2035		9,000	5,486
5.675% due 12/25/2035		7,570	7,297
Permanent Master Issuer PLC
1.967% due 07/15/2042		58,600	58,894
2.531% due 07/15/2042	EUR	55,900	74,690
PHH Alternative Mortgage Trust
0.402% due 02/25/2037		$17,281	10,712
Prime Mortgage Trust
0.642% due 02/25/2019		2	2
0.642% due 02/25/2034		14	13
5.500% due 06/25/2036^		1,242	972
RBSCF Trust
5.899% due 02/16/2051		2,500	2,799
6.003% due 12/16/2049		8,000	9,124
RBSGC Mortgage Pass-Through Certificates
5.500% due 11/25/2035		41,531	28,792

100	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
0.482% due 06/27/2036	$6,819	$3,266
0.482% due 08/27/2037	4,000	2,755
Residential Accredit Loans, Inc.
0.422% due 06/25/2046	1,268	510
0.492% due 02/25/2036^	694	271
0.542% due 08/25/2035	182	113
0.642% due 03/25/2033	192	173
0.642% due 10/25/2045	633	378
0.922% due 12/25/2033	428	410
3.219% due 03/25/2035	1,952	1,386
3.290% due 02/25/2035	2,945	2,226
3.907% due 01/25/2036^	450	257
Residential Asset Securitization Trust
0.642% due 05/25/2033	120	114
0.642% due 01/25/2046^	3,990	1,684
0.692% due 02/25/2034	568	541
0.942% due 10/25/2035	11,689	7,571
5.500% due 07/25/2035	137	108
5.500% due 09/25/2035	454	384
5.500% due 12/25/2035	920	744
5.750% due 02/25/2036^	142	97
5.750% due 02/25/2036	2,638	1,798
6.000% due 07/25/2037	2,976	2,164
6.250% due 07/25/2036^	10,000	5,855
Residential Funding Mortgage Securities
3.110% due 09/25/2035	51	36
3.367% due 09/25/2036^	120	76
3.416% due 02/25/2036	1,727	1,206
5.500% due 11/25/2035	10,673	9,256
6.000% due 10/25/2036^	2,954	2,467
6.500% due 03/25/2032	43	45
Salomon Brothers Mortgage Securities, Inc.
0.742% due 05/25/2032	191	170
Sequoia Mortgage Trust
0.962% due 11/22/2024	281	255
Structured Adjustable Rate Mortgage Loan Trust
0.562% due 10/25/2035	1,897	1,172
1.582% due 01/25/2035	48	32
2.530% due 05/25/2034	1,088	1,008
2.628% due 04/25/2034	169	149
2.632% due 07/25/2034	885	822
2.697% due 08/25/2035	77	61
2.703% due 01/25/2035	381	274
2.722% due 02/25/2034	82	80
2.742% due 09/25/2034	201	193
5.407% due 04/25/2036^	2,360	1,587
Structured Asset Mortgage Investments, Inc.
0.432% due 07/25/2046	221	127
0.452% due 04/25/2036	687	418
0.452% due 08/25/2036	830	486
0.452% due 05/25/2046	471	232
0.462% due 05/25/2036	5,900	2,999
0.492% due 07/19/2035	1,539	1,361
0.522% due 02/25/2036	242	135
0.542% due 08/25/2036	1,000	225
0.592% due 03/19/2034	13	12
0.822% due 07/19/2034	44	40
Structured Asset Securities Corp.
2.365% due 01/25/2032	229	169
2.479% due 06/25/2033	83	77
2.545% due 02/25/2032	11	11
2.772% due 10/25/2035	524	415
4.320% due 12/25/2034	33	33
4.740% due 12/25/2034	853	863
5.380% due 03/25/2033	191	189
5.500% due 09/25/2035	8,175	7,268

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
0.372% due 06/25/2037	$32	$32
TIAA Seasoned Commercial Mortgage Trust
5.656% due 08/15/2039	1,800	1,900
UBS-Citigroup Commercial Mortgage Trust
2.527% due 01/10/2045 (a)	42,889	5,936
Wachovia Bank Commercial Mortgage Trust
0.332% due 09/15/2021	113	109
5.275% due 11/15/2048	127	128
5.308% due 11/15/2048	900	1,010
5.572% due 10/15/2048	1,700	1,893
Wachovia Mortgage Loan Trust LLC
5.230% due 10/20/2035	7,674	7,180
5.775% due 03/20/2037	1,590	1,346
WaMu Mortgage Pass-Through Certificates
0.472% due 04/25/2045	1,860	1,497
0.502% due 11/25/2045	93	74
0.512% due 12/25/2045	2,772	2,280
0.532% due 07/25/2045	262	210
0.532% due 10/25/2045	3,841	3,088
0.552% due 01/25/2045	5,125	4,274
0.562% due 07/25/2045	30	24
0.562% due 08/25/2045	1,810	1,495
0.610% due 11/25/2034	3,029	2,512
0.859% due 02/25/2047	222	130
0.889% due 01/25/2047	437	282
0.909% due 06/25/2047	620	224
0.919% due 04/25/2047	146	104
0.969% due 12/25/2046	703	513
0.979% due 12/25/2046	5,928	3,530
1.039% due 10/25/2046	56,812	36,229
1.139% due 06/25/2046	990	749
1.159% due 02/25/2046	93	73
1.159% due 08/25/2046	6,650	4,390
1.359% due 11/25/2042	41	36
1.559% due 06/25/2042	1,005	826
1.559% due 08/25/2042	439	358
2.121% due 03/25/2033	209	208
2.196% due 01/25/2037	900	618
2.295% due 12/25/2032	9,710	9,441
2.474% due 02/27/2034	650	643
2.474% due 01/25/2036	3,560	2,973
2.477% due 03/25/2036	1,702	1,235
2.492% due 10/25/2034	949	919
2.496% due 03/25/2035	1,128	1,013
2.545% due 09/25/2033	86	88
2.577% due 06/25/2033	454	459
2.597% due 02/25/2037^	903	585
2.634% due 02/25/2037	819	588
2.724% due 08/25/2046	7,948	5,615
2.724% due 09/25/2046	516	399
2.724% due 10/25/2046	452	346
2.724% due 11/25/2046	1,056	798
5.006% due 07/25/2037^	1,277	825
5.121% due 03/25/2037	131,604	98,479
5.134% due 06/25/2037	6,073	4,457
5.276% due 02/25/2037	320	235
5.470% due 04/25/2037	119,927	103,097
5.686% due 10/25/2036	146	114
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.942% due 01/25/2036	13,889	7,961
1.098% due 07/25/2046	178	73
5.750% due 01/25/2036	11,909	9,154
Washington Mutual MSC Mortgage Pass-Through Certificates
2.150% due 02/25/2033	26	23

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Alternative Loan Trust
0.592% due 06/25/2037^		$8,624	$3,921
Wells Fargo Mortgage-Backed Securities Trust
2.614% due 12/25/2034		827	816
2.617% due 03/25/2035		1,005	935
2.631% due 03/25/2036		6,666	5,624
2.648% due 01/25/2035		464	440
2.653% due 02/25/2034		1,059	1,025
2.664% due 06/25/2035		872	855
2.665% due 10/25/2033		40	39
2.665% due 04/25/2036		1,727	1,429
2.684% due 06/25/2035		778	788
2.695% due 04/25/2036		5,551	4,516
2.700% due 09/25/2034		3,502	2,480
2.711% due 03/25/2035		5,628	5,433
2.721% due 07/25/2036		8,283	6,246
2.732% due 05/25/2036		1,409	1,069
4.606% due 09/25/2033		2,068	2,128
4.619% due 01/25/2034		135	138
4.694% due 12/25/2033		15	15
5.003% due 04/25/2035		223	224
5.612% due 04/25/2036		1,100	1,035
6.000% due 03/25/2037		8,078	7,254
6.000% due 04/25/2037		7,304	6,559
6.000% due 07/25/2037		3,865	3,520
Windermere CMBS PLC
1.206% due 08/22/2016	EUR	7,254	9,164

Total Mortgage-Backed Securities (Cost $1,481,814)			1,494,960

ASSET-BACKED SECURITIES 3.5%
Access Group, Inc.
1.860% due 10/27/2025		$5,827	5,834
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		898	884
7.001% due 09/20/2022		9,100	8,340
Ameriquest Mortgage Securities, Inc.
5.005% due 11/25/2035		797	797
Amortizing Residential Collateral Trust
0.822% due 07/25/2032		6	5
0.942% due 10/25/2031		910	690
ARES CLO Ltd.
0.831% due 04/20/2017		2,183	2,163
Argent Securities, Inc.
0.442% due 10/25/2035		45	41
Asset-Backed Funding Certificates
0.592% due 06/25/2034		1,176	840
1.369% due 12/25/2032		1,361	1,190
Avery Point CLO Ltd.
0.954% due 12/17/2015		269	268
Bayview Financial Acquisition Trust
5.638% due 11/28/2036		810	745
Bear Stearns Asset-Backed Securities Trust
0.292% due 11/25/2036		5	5
0.312% due 12/25/2036		26	24
0.362% due 05/25/2037		4,296	3,670
0.442% due 04/25/2037		4,400	2,640
1.242% due 10/25/2037		1,137	735
1.242% due 11/25/2042		18	15
1.492% due 08/25/2037		8,212	5,376
5.500% due 08/25/2036		2,402	1,704
Bear Stearns Second Lien Trust
0.462% due 12/25/2036		636	623
Blackrock Senior Income Series Corp.
0.801% due 04/20/2019		3,089	2,915

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	101

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.292% due 12/25/2036		$18	$14
0.292% due 01/25/2037		22	22
Citigroup Mortgage Loan Trust, Inc.
0.302% due 05/25/2037		38	37
0.302% due 07/25/2045		99	68
0.402% due 09/25/2036		29,404	12,470
0.402% due 12/25/2036		4,675	1,741
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		20,335	20,336
Countrywide Asset-Backed Certificates
0.342% due 09/25/2037		28	28
0.392% due 10/25/2046		9,436	6,161
0.392% due 12/25/2046		17,873	12,318
0.392% due 04/25/2047		20,050	10,973
0.422% due 08/25/2036		3,194	2,705
0.582% due 04/25/2036		4,500	2,356
0.582% due 12/25/2036		736	308
0.722% due 12/25/2031		2	1
0.742% due 08/25/2047		34,976	30,004
5.683% due 10/25/2046		3,362	3,369
5.689% due 10/25/2046		4,670	3,270
5.714% due 09/25/2037		10,000	4,275
Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032		9	7
Credit-Based Asset Servicing and Securitization LLC
5.381% due 03/25/2037		10,320	3,650
5.514% due 01/25/2037		1,936	731
5.844% due 04/25/2037		87	86
6.280% due 05/25/2035		2,119	1,883
Cumberland CLO Ltd.
0.763% due 11/10/2019		12,703	12,473
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		402	393
7.790% due 05/25/2030		1,165	1,254
Denali Capital CLO Ltd.
0.844% due 08/23/2016		760	755
Denver Arena Trust
6.940% due 11/15/2019		62	64
Fairbanks Capital Mortgage Loan Trust
1.442% due 05/25/2028		49	43
First NLC Trust
0.312% due 08/25/2037		31	10
Galaxy CLO Ltd.
0.800% due 04/25/2019		5,819	5,540
GSAA Trust
4.999% due 09/25/2035		1,443	1,390
GSRPM Mortgage Loan Trust
0.942% due 01/25/2032		106	103
Harbourmaster CLO Ltd.
1.136% due 06/15/2020	EUR	4,215	5,361
Home Equity Mortgage Trust
5.367% due 07/25/2036		$386	108
HSBC Home Equity Loan Trust
0.442% due 03/20/2036		3,337	2,855
0.532% due 01/20/2034		4,735	4,347
0.552% due 01/20/2035		41	38
5.690% due 07/20/2036		366	369
HSI Asset Securitization Corp. Trust
0.292% due 10/25/2036		11	4
Hudson Straits CLO Ltd.
0.947% due 10/15/2016		804	801
Indymac Residential Asset-Backed Trust
0.402% due 07/25/2037		6,517	3,494
IXIS Real Estate Capital Trust
0.472% due 01/25/2037		6,657	2,047

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
0.302% due 03/25/2047	$63	$53
0.322% due 08/25/2036	4	1
0.382% due 10/25/2036	14,500	6,392
5.830% due 07/25/2036	7,584	4,010
Lehman XS Trust
0.392% due 04/25/2037	149	84
0.502% due 05/25/2046^	51,006	9,701
Long Beach Mortgage Loan Trust
0.402% due 09/25/2036	3,350	1,009
0.542% due 02/25/2036	2,890	920
0.582% due 01/25/2046	5,000	1,923
0.802% due 10/25/2034	629	508
MASTR Asset-Backed Securities Trust
0.292% due 11/25/2036	108	36
0.502% due 06/25/2036	14,451	3,995
Merit Securities Corp.
6.690% due 07/28/2033	1,620	1,743
Merrill Lynch First Franklin Mortgage Loan Trust
0.492% due 04/25/2037	12,500	5,176
Merrill Lynch Mortgage Investors, Inc.
5.450% due 02/25/2037^	1,949	448
Morgan Stanley ABS Capital
0.382% due 11/25/2036	17,570	6,874
0.482% due 06/25/2036	2,000	704
1.292% due 09/25/2033	2,730	2,013
Mountain View Funding CLO
0.827% due 04/15/2019	1,984	1,916
MSIM Peconic Bay Ltd.
0.841% due 07/20/2019	3,700	3,559
Nationstar Home Mortgage LLC
3.742% due 07/25/2034^	38	4
Octagon Investment Partners Ltd.
0.791% due 11/28/2018	5,200	4,987
0.844% due 12/02/2016	1,445	1,432
Olympic CLO Ltd.
0.983% due 05/15/2016	240	240
Option One Mortgage Loan Trust
0.372% due 07/25/2037	1,900	811
5.599% due 01/25/2037	8,081	7,631
Ownit Mortgage Loan Asset-Backed Certificates
0.392% due 05/25/2037	4,217	2,181
5.290% due 12/25/2036	1,368	705
Pacifica CDO Ltd.
0.819% due 01/26/2020	4,973	4,722
0.853% due 02/15/2017	7,127	7,057
0.864% due 05/13/2016	1,249	1,232
Panhandle-Plains Higher Education Authority, Inc.
0.968% due 10/01/2018	7,876	7,865
1.598% due 10/01/2035	10,326	10,316
Park Place Securities, Inc.
0.502% due 09/25/2035	46	41
Plymouth Rock CLO Ltd.
1.998% due 02/16/2019	48,351	48,239
RAAC Series
0.542% due 06/25/2044	1,644	1,175
1.442% due 09/25/2047	4,025	3,166
Race Point CLO
1.053% due 05/15/2015	412	412
Renaissance Home Equity Loan Trust
0.742% due 12/25/2033	40	32
4.848% due 09/25/2037	7,922	4,376
Residential Asset Mortgage Products, Inc.
0.442% due 03/25/2036	13,246	11,349
0.512% due 09/25/2035	109	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.802% due 06/25/2032		$8	$6
Residential Asset Securities Corp.
0.492% due 04/25/2037		12,000	5,716
5.010% due 04/25/2033		4,101	3,709
6.228% due 04/25/2032		807	830
7.279% due 04/25/2032		637	611
Restructured Asset Securities
4.000% due 12/15/2030		1,277	1,270
Securitized Asset-Backed Receivables LLC
1.007% due 02/25/2034		3,787	2,862
SLC Student Loan Trust
4.750% due 06/15/2033		3,784	3,676
SLM Student Loan Trust
0.560% due 07/25/2017		1,038	1,030
1.136% due 12/15/2023	EUR	19,528	24,389
1.146% due 09/15/2021		5,770	7,521
1.860% due 01/25/2018		$3,525	3,604
2.060% due 04/25/2023		18,121	18,628
3.492% due 05/16/2044		4,407	4,579
3.500% due 08/17/2043		4,450	4,375
Soundview Home Equity Loan Trust
0.302% due 11/25/2036		168	48
0.442% due 01/25/2037		30,880	12,275
0.522% due 10/25/2036		12,395	5,212
Specialty Underwriting & Residential Finance
0.392% due 09/25/2037		6,700	2,196
Structured Asset Investment Loan Trust
0.602% due 10/25/2035		26,143	18,739
Structured Asset Securities Corp.
0.822% due 01/25/2033		9	7
4.440% due 02/25/2035		48	48
Terwin Mortgage Trust
1.182% due 12/25/2034		141	113
4.534% due 09/25/2036		420	390
4.650% due 07/25/2036		52	52
4.849% due 08/25/2036		452	437
WaMu Asset-Backed Certificates
0.392% due 01/25/2037		10,164	3,983

Total Asset-Backed Securities (Cost $495,451)			493,219

SOVEREIGN ISSUES 15.8%
Australia Government Bond
4.750% due 06/15/2016	AUD	263,400	285,800
5.250% due 03/15/2019		100	113
5.500% due 12/15/2013		201,800	216,028
5.500% due 01/21/2018		305,500	346,099
5.500% due 04/21/2023		270,200	312,924
5.750% due 07/15/2022		103,500	122,130
6.000% due 02/15/2017		90,200	103,580
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	2,867	1,581
10.000% due 01/01/2014		8,631	4,757
10.000% due 01/01/2017		111,471	59,512
Canada Government Bond
1.500% due 12/01/2012	CAD	166,400	167,331
1.750% due 03/01/2013		12,600	12,710
2.750% due 09/01/2016		164,100	173,043
3.250% due 06/01/2021		58,300	63,943
Mexico Government International Bond
6.500% due 06/10/2021	MXN	596,700	47,804
10.000% due 12/05/2024		1,157,670	118,496
Province of Quebec Canada
2.750% due 08/25/2021		$58,500	58,823
3.500% due 12/01/2022	CAD	33,000	33,933
5.000% due 12/01/2041		5,000	6,191

102	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
5.250% due 01/20/2020	$25,900	$28,684
Russia Government International Bond
4.500% due 04/04/2022 (c)	56,000	56,042
State of North Rhine-Westphalia
1.625% due 09/17/2014	500	506

Total Sovereign Issues (Cost $2,152,780)		2,220,030

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

UTILITIES 0.2%
PPL Corp.
9.500% due 07/01/2013	488,400	26,466

Total Convertible Preferred Securities (Cost $24,834)		26,466

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup, Inc.
6.150% due 12/15/2012	465,000	2,579

Total Preferred Securities (Cost $2,518)		2,579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
2.556% due 02/14/2014	$75,950	$75,848

REPURCHASE AGREEMENTS 1.2%
Deutsche Bank Securities, Inc.
0.050% due 04/02/2012	162,500	162,500

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.125% due 12/15/2012 valued at $165,819. Repurchase proceeds are $162,501.)

U.S. TREASURY BILLS 0.1%
0.154% due 09/06/2012 - 03/07/2013 (d)(h)(i)	16,965	16,952

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (g) 0.5%
PIMCO Short-Term Floating NAV Portfolio	6,761,828	67,760

Total Short-Term Instruments (Cost $323,166)		323,060

MARKET VALUE (000S)
PURCHASED OPTIONS (n) 1.3%
(Cost $303,571)	$187,975

Total Investments 155.2% (Cost $21,653,639)	$21,870,142

Written Options (o) (0.6%) (Premiums $79,401)	(86,943)

Other Assets and Liabilities (Net) (54.6%)	(7,692,119)

Net Assets 100.0%	$14,091,080

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Affiliated to the Fund.
(h)	Securities with an aggregate market value of $16,824 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(i)	Securities with an aggregate market value of $51,545 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(j)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $774,109 at a weighted average interest rate of 0.111%. On March 31, 2012, securities valued at $2,512,150 were pledged as collateral for reverse repurchase agreements.
(k)	Securities with an aggregate market value of $9,881 and cash of $11 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Japan Government 10-Year Bond June Futures	Short	06/2012	56	$275
U.S. Treasury 5-Year Note June Futures	Short	06/2012	12,095	7,090
U.S. Treasury 10-Year Note June Futures	Long	06/2012	2,690	(4,351)
U.S. Treasury 30-Year Bond June Futures	Short	06/2012	17	66
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2012	10	(50)

				$3,030

(l)	Centrally cleared swap agreements outstanding on March 31, 2012: Securities with an aggregate market value of $342,339 and cash of $9 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-13 5-Year Index	(5.000%)	12/20/2014	$	115,200	$(3,322)	$(3,898)
CDX.HY-14 5-Year Index	(5.000%)	06/20/2015		176,637	(3,283)	(5,933)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	103

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1) (Cont.)
Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	(5.000%)	12/20/2015	$	528,068	$(4,915)	$(30,568)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016		260,348	4,492	(15,685)
CDX.IG-12 5-Year Index	(1.000%)	06/20/2014		71,732	(828)	(827)
CDX.IG-13 5-Year Index	(1.000%)	12/20/2014		484,000	(5,773)	(5,461)
CDX.IG-14 5-Year Index	(1.000%)	06/20/2015		195,100	(2,190)	(2,499)
CDX.IG-15 5-Year Index	(1.000%)	12/20/2015		641,700	(6,107)	(9,614)
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017		143,900	(659)	95

					$(22,585)	$(74,390)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD Bank Bill	3.400%	12/15/2021	CAD	17,100	$83	$75
Receive	3-Month CAD Bank Bill	2.480%	12/15/2041		17,100	45	116
Receive	3-Month USD-LIBOR	1.000%	06/20/2015	$	1,307,300	(6,426)	3,546
Receive	3-Month USD-LIBOR	1.250%	06/20/2016		1,416,700	(8,401)	6,703
Receive	3-Month USD-LIBOR	1.500%	06/20/2017		1,837,100	(11,330)	11,549
Receive	3-Month USD-LIBOR	2.000%	06/20/2019		585,300	(4,904)	5,671
Receive	3-Month USD-LIBOR	2.250%	06/20/2022		3,813,300	41,065	58,618
Receive	3-Month USD-LIBOR	2.750%	06/20/2032		246,300	8,072	9,271
Receive	3-Month USD-LIBOR	2.750%	06/20/2042		186,700	12,723	11,948
Pay	6-Month EUR-EURIBOR	2.000%	09/21/2016	EUR	337,200	11,018	7,681
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2016		54,000	5,303	1,262
Pay	6-Month EUR-EURIBOR	2.000%	03/21/2017		101,500	2,878	(124)
Receive	6-Month EUR-EURIBOR	3.250%	12/20/2040		212,800	(15,478)	(1,605)
Receive	6-Month EUR-EURIBOR	3.143%	12/20/2040		37,900	(2,451)	(166)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040		304,600	(14,146)	(1,383)

						$18,051	$113,162

(m)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)

Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	RYL	(1.950%	)	04/15/2020	$	3,000	$ 687	$915	$(228)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BPS	(1.000%	)	06/20/2016	2.387%	$	18,300	$998	$498	$500
Alcoa, Inc.	MYC	(1.000%	)	06/20/2016	2.387%		11,300	617	292	325
Arrow Electronics, Inc.	DUB	(1.000%	)	03/20/2017	1.096%		9,600	40	46	(6)
AT&T, Inc.	BOA	(1.000%	)	03/20/2017	0.817%		16,600	(152)	(129)	(23)
AT&T, Inc.	MYC	(1.000%	)	12/20/2016	0.787%		17,600	(179)	(149)	(30)
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.449%		1,450	28	27	1
Black & Decker Corp.	BOA	(2.250%	)	06/20/2014	0.153%		4,600	(219)	0	(219)
BNP Paribas S.A.	DUB	(1.000%	)	03/20/2017	2.184%	EUR	14,800	1,047	675	372
BNP Paribas S.A.	JPM	(0.660%	)	03/20/2014	1.612%	$	10,000	182	0	182
BNP Paribas S.A.	MYC	(1.000%	)	03/20/2017	2.184%	EUR	21,000	1,487	939	548
Carnival Corp.	BOA	(1.000%	)	03/20/2016	1.175%	$	18,600	118	(18)	136
Carnival Corp.	BPS	(1.000%	)	09/20/2016	1.301%		14,400	181	66	115
Carnival Corp.	GST	(1.000%	)	09/20/2016	1.301%		17,400	219	118	101
Caterpillar, Inc.	BOA	(1.000%	)	09/20/2016	0.721%		33,200	(417)	(178)	(239)
CBS Corp.	BRC	(1.000%	)	06/20/2019	1.026%		5,000	7	456	(449)
Centex Corp.	BPS	(1.000%	)	06/20/2016	1.777%		4,800	147	48	99
Centex Corp.	GST	(1.000%	)	06/20/2014	1.218%		1,000	5	14	(9)
Cigna Corp.	JPM	(1.000%	)	06/20/2019	0.911%		6,500	(41)	296	(337)
Citigroup, Inc.	BOA	(1.000%	)	12/20/2016	1.929%		24,300	985	1,623	(638)
Citigroup, Inc.	JPM	(1.000%	)	03/20/2017	1.962%		23,600	1,036	1,640	(604)
Con-way, Inc.	JPM	(3.750%	)	03/20/2018	2.733%		2,500	(138)	0	(138)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2017	0.383%		32,900	(1,000)	(840)	(160)

104	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2021	0.574%	$	17,700	$(627)	$(569)	$(58)
Credit Agricole S.A.	BOA	(1.000%	)	03/20/2021	2.796%	EUR	7,500	1,253	446	807
Credit Agricole S.A.	DUB	(1.000%	)	06/20/2021	2.802%		16,000	2,735	885	1,850
Credit Agricole S.A.	FBF	(1.000%	)	03/20/2021	2.796%		9,400	1,571	510	1,061
Credit Agricole S.A.	HUS	(1.000%	)	03/20/2021	2.796%		9,400	1,571	471	1,100
Credit Agricole S.A.	RYL	(1.000%	)	03/20/2021	2.796%		9,400	1,571	549	1,022
D.R. Horton, Inc.	BPS	(1.000%	)	06/20/2013	0.711%	$	10,900	(43)	155	(198)
D.R. Horton, Inc.	BPS	(1.000%	)	03/20/2016	1.560%		2,500	52	162	(110)
D.R. Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.626%		4,330	108	248	(140)
DDR Corp.	BOA	(1.000%	)	06/20/2016	1.937%		17,400	646	481	165
DDR Corp.	GST	(1.000%	)	06/20/2016	1.937%		17,300	643	502	141
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	2.481%		6,900	265	639	(374)
Devon Energy Corp.	BRC	(1.050%	)	03/20/2014	0.256%		20,000	(321)	0	(321)
Embarq Corp.	BRC	(1.000%	)	06/20/2013	0.356%		500	(4)	(9)	5
Embarq Corp.	DUB	(1.000%	)	06/20/2013	0.356%		200	(2)	(4)	2
Embarq Corp.	DUB	(1.000%	)	06/20/2016	1.103%		10,700	41	(187)	228
FedEx Corp.	BOA	(1.000%	)	03/20/2021	1.298%		17,900	414	375	39
General Electric Capital Corp.	DUB	(1.000%	)	09/20/2016	1.278%		14,600	169	207	(38)
General Electric Capital Corp.	MYC	(1.000%	)	09/20/2016	1.278%		55,100	636	790	(154)
Generali Finance B.V.	CBK	(1.000%	)	09/20/2016	2.591%	EUR	17,200	1,468	1,571	(103)
Generali Finance B.V.	SOG	(1.000%	)	09/20/2016	2.591%		18,000	1,536	1,343	193
Goodrich Corp.	FBF	(1.000%	)	09/20/2016	0.121%	$	17,200	(677)	(401)	(276)
Halliburton Co.	BRC	(1.000%	)	09/20/2016	0.551%		17,200	(344)	(305)	(39)
HCA, Inc.	JPM	(5.000%	)	03/20/2014	2.659%		5,000	(234)	(224)	(10)
Home Depot, Inc.	BOA	(1.000%	)	09/20/2016	0.374%		16,900	(472)	(317)	(155)
Home Depot, Inc.	BOA	(1.000%	)	03/20/2021	0.675%		17,900	(482)	(44)	(438)
Home Depot, Inc.	CBK	(1.000%	)	06/20/2021	0.685%		17,200	(460)	(72)	(388)
Home Depot, Inc.	GST	(1.000%	)	12/20/2016	0.398%		7,900	(224)	(161)	(63)
Honeywell International, Inc.	FBF	(1.000%	)	09/20/2016	0.246%		17,200	(580)	(523)	(57)
HSBC Bank PLC	JPM	(1.000%	)	09/20/2016	1.245%	EUR	10,000	134	121	13
HSBC Bank PLC	MYC	(1.000%	)	09/20/2016	1.245%		14,600	195	217	(22)
Ingersoll-Rand Co.	BRC	(0.400%	)	09/20/2013	0.070%	$	1,200	(6)	0	(6)
Ingersoll-Rand Co.	FBF	(1.000%	)	09/20/2016	0.183%		17,200	(629)	(523)	(106)
Intesa Sanpaolo SpA	BPS	(1.000%	)	12/20/2016	3.430%	EUR	24,700	3,286	3,928	(642)
Intesa Sanpaolo SpA	BRC	(3.000%	)	12/20/2016	3.430%		17,300	384	869	(485)
Intesa Sanpaolo SpA	BRC	(1.000%	)	09/20/2021	3.694%		21,700	5,310	4,482	828
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2021	3.694%		43,200	10,572	7,117	3,455
Intesa Sanpaolo SpA	FBF	(1.000%	)	09/20/2016	3.385%	$	21,100	1,992	1,367	625
JC Penney Corp., Inc.	BOA	(1.000%	)	09/20/2012	1.351%		7,700	10	(25)	35
JC Penney Corp., Inc.	GST	(1.000%	)	09/20/2012	1.351%		4,400	6	19	(13)
Jones Group, Inc.	BRC	(5.000%	)	06/20/2014	2.365%		15,000	(880)	(153)	(727)
KB Home	BPS	(1.000%	)	03/20/2015	5.919%		1,200	156	50	106
Kimco Realty Corp.	MYC	(1.000%	)	06/20/2016	1.091%		18,800	64	(63)	127
Kimco Realty Corp.	SOG	(1.000%	)	06/20/2016	1.091%		3,800	12	(15)	27
Kohl’s Corp.	BOA	(1.000%	)	06/20/2016	1.303%		17,300	207	(191)	398
Kroger Co.	BOA	(1.000%	)	12/20/2016	0.625%		33,300	(588)	(115)	(473)
Limited Brands, Inc.	BOA	(1.000%	)	03/20/2017	1.728%		33,000	1,115	1,737	(622)
Limited Brands, Inc.	DUB	(1.000%	)	03/20/2017	1.728%		6,600	223	370	(147)
Lloyds Banking Group PLC	MYC	(3.000%	)	06/20/2020	5.590%	EUR	10,000	2,068	(190)	2,258
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2016	0.596%	$	17,700	(319)	(538)	219
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	03/20/2017	1.062%		121,700	319	842	(523)
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	03/20/2013	0.299%		9,200	(66)	63	(129)
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	12/20/2016	1.014%		7,900	2	93	(91)
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	03/20/2017	1.062%		17,100	45	249	(204)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2016	0.650%		17,900	(252)	(119)	(133)
Marriott International, Inc.	BOA	(1.000%	)	09/20/2016	0.734%		30,200	(362)	487	(849)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2017	0.818%		65,700	(598)	(270)	(328)
Marriott International, Inc.	GST	(1.000%	)	09/20/2016	0.734%		6,700	(81)	165	(246)
Marriott International, Inc.	UAG	(1.000%	)	03/20/2017	0.818%		16,900	(154)	(123)	(31)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.357%		2,000	(45)	(46)	1
Masco Corp.	GST	(1.000%	)	03/20/2017	3.032%		2,500	228	224	4
Masco Corp.	JPM	(1.000%	)	06/20/2015	2.137%		3,000	104	139	(35)
Masco Corp.	UAG	(4.650%	)	12/20/2016	2.979%		5,000	(369)	0	(369)
McKesson Corp.	BOA	(0.640%	)	03/20/2019	0.427%		5,000	(72)	0	(72)
Merrill Lynch & Co., Inc.	MYC	(1.000%	)	06/20/2021	2.626%		20,000	2,355	874	1,481
New York Times Co.	BRC	(1.000%	)	03/20/2015	1.880%		2,000	50	115	(65)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	105

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Noble Corp.	FBF	(1.000%	)	03/20/2017	0.968%	$	9,500	$(18)	$14	$(32)
Nordstrom, Inc.	BOA	(1.000%	)	09/20/2016	0.663%		6,800	(103)	(20)	(83)
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2016	0.663%		10,300	(156)	(30)	(126)
Office Depot, Inc.	BOA	(5.000%	)	09/20/2013	1.676%		6,500	(328)	(117)	(211)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	1.676%		2,000	(101)	(47)	(54)
Pactiv LLC	MYC	(5.000%	)	06/20/2017	6.088%		5,000	220	(328)	548
Pearson Dollar Finance PLC	BRC	(0.770%	)	06/20/2018	0.533%		6,000	(87)	0	(87)
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.533%		19,925	(564)	(268)	(296)
ProLogis	CBK	(1.000%	)	06/20/2012	0.369%		2,000	(3)	43	(46)
PulteGroup, Inc.	BPS	(1.000%	)	03/20/2015	2.517%		4,800	204	314	(110)
Rabobank Group	BRC	(1.000%	)	03/20/2017	1.376%	EUR	12,700	290	272	18
Rabobank Group	CBK	(1.000%	)	03/20/2017	1.376%		16,500	377	228	149
Raytheon Co.	FBF	(1.000%	)	09/20/2016	0.346%	$	17,700	(517)	(511)	(6)
Rohm & Haas Co.	BOA	(1.000%	)	09/20/2017	0.302%		1,000	(38)	(11)	(27)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	4.711%		4,500	207	(9)	216
RPM International, Inc.	GST	(1.000%	)	03/20/2018	1.300%		4,000	66	59	7
RR Donnelley & Sons Co.	DUB	(1.000%	)	06/20/2014	4.614%		600	45	35	10
Ryder System, Inc.	BOA	(1.000%	)	03/20/2016	1.112%		34,900	138	285	(147)
Ryder System, Inc.	BPS	(1.000%	)	09/20/2016	1.225%		17,700	165	103	62
Ryder System, Inc.	MYC	(1.000%	)	09/20/2016	1.225%		17,800	165	103	62
Ryder System, Inc.	UAG	(1.000%	)	06/20/2016	1.159%		7,600	47	62	(15)
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	2.350%		4,800	183	216	(33)
Safeway, Inc.	BOA	(1.000%	)	12/20/2016	1.549%		16,800	408	197	211
Safeway, Inc.	BOA	(1.000%	)	12/20/2021	2.031%		16,700	1,367	972	395
Sara Lee Corp.	BPS	(0.640%	)	09/20/2013	0.291%		1,200	(6)	0	(6)
Sempra Energy	BRC	(1.100%	)	03/20/2014	0.182%		16,100	(299)	0	(299)
Southwest Airlines Co.	BOA	(1.000%	)	03/20/2016	1.331%		17,700	219	231	(12)
Staples, Inc.	BOA	(3.750%	)	03/20/2014	0.748%		6,000	(362)	0	(362)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	06/20/2012	0.314%		2,100	(26)	(64)	38
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	03/20/2013	0.363%		2,000	(95)	(97)	2
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	03/20/2017	1.118%		9,600	50	46	4
Starwood Hotels & Resorts Worldwide, Inc.	FBF	(1.000%	)	03/20/2017	1.118%		17,000	89	81	8
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2016	0.946%		10,900	(27)	71	(98)
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2017	1.118%		7,000	37	44	(7)
Sweden Government Bond	BOA	(0.250%	)	09/20/2021	0.557%		51,300	1,352	943	409
Sweden Government Bond	BPS	(0.250%	)	09/20/2021	0.557%		17,900	471	300	171
Talisman Energy, Inc.	BOA	(1.000%	)	06/20/2019	1.638%		4,000	164	48	116
Target Corp.	BOA	(1.000%	)	09/20/2016	0.352%		16,900	(489)	(360)	(129)
Target Corp.	BOA	(1.000%	)	03/20/2017	0.390%		82,300	(2,476)	(1,987)	(489)
Target Corp.	JPM	(1.000%	)	09/20/2016	0.352%		24,000	(694)	(535)	(159)
Target Corp.	MYC	(1.000%	)	06/20/2016	0.329%		18,500	(525)	(421)	(104)
Tate & Lyle International Finance PLC	BRC	(1.150%	)	06/20/2016	0.444%		1,400	(42)	0	(42)
Toll Brothers Finance Corp.	BPS	(1.000%	)	12/20/2017	1.687%		2,000	73	109	(36)
Turkey Government International Bond	CBK	(1.000%	)	03/20/2021	2.588%		29,300	3,457	2,138	1,319
Turkey Government International Bond	CBK	(1.000%	)	06/20/2021	2.600%		18,700	2,268	1,406	862
Turkey Government International Bond	FBF	(1.000%	)	06/20/2021	2.600%		3,200	388	243	145
Union Pacific Corp.	FBF	(1.000%	)	09/20/2016	0.305%		17,200	(534)	(505)	(29)
United Parcel Service of America, Inc.	FBF	(1.000%	)	09/20/2016	0.426%		17,200	(440)	(505)	65
United Parcel Service of America, Inc.	JPM	(1.000%	)	03/20/2021	0.710%		9,800	(235)	(323)	88
Wal-Mart Stores, Inc.	BOA	(1.000%	)	03/20/2021	0.577%		17,700	(623)	(523)	(100)
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2021	0.584%		17,300	(611)	(399)	(212)
Wells Fargo & Co.	BOA	(1.000%	)	09/20/2016	0.724%		40,400	(501)	427	(928)
Wells Fargo & Co.	BOA	(1.000%	)	12/20/2016	0.759%		15,500	(177)	349	(526)
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	0.724%		55,400	(687)	625	(1,312)
Wells Fargo & Co.	DUB	(1.000%	)	12/20/2016	0.759%		15,500	(178)	385	(563)
Wells Fargo & Co.	MYC	(1.000%	)	09/20/2016	0.724%		25,000	(311)	368	(679)
Wells Fargo & Co.	MYC	(1.000%	)	12/20/2016	0.759%		21,000	(240)	527	(767)
Whirlpool Corp.	CBK	(1.000%	)	06/20/2014	0.857%		5,000	(18)	354	(372)
Williams Cos., Inc.	BRC	(1.000%	)	09/20/2016	1.206%		17,200	146	416	(270)
WPP PLC	DUB	(1.000%	)	06/20/2014	0.304%		18,751	(297)	(237)	(60)
Wyeth LLC	BRC	(0.390%	)	09/20/2013	0.038%		1,000	(5)	0	(5)

								$40,359	$37,816	$2,543

106	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CBK	5.000%	09/20/2016	2.880%	$	2,400	$215	$136	$79
AES Corp.	MYC	5.000%	09/20/2016	2.880%		5,000	448	283	165
Ally Financial, Inc.	DUB	5.000%	12/20/2020	4.530%		34,600	1,023	1,502	(479)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2012	0.166%	EUR	2,900	8	(319)	327
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.660%		4,300	64	(647)	711
Brazil Government International Bond	BRC	1.000%	09/20/2021	1.531%	$	36,100	(1,567)	(1,547)	(20)
Brazil Government International Bond	CBK	1.000%	09/20/2021	1.531%		14,800	(643)	(636)	(7)
Brazil Government International Bond	DUB	1.000%	09/20/2021	1.531%		4,000	(174)	(172)	(2)
Brazil Government International Bond	HUS	1.000%	09/20/2021	1.531%		24,200	(1,050)	(1,039)	(11)
Brazil Government International Bond	JPM	1.000%	09/20/2021	1.531%		34,300	(1,489)	(1,532)	43
Brazil Government International Bond	RYL	1.000%	09/20/2021	1.531%		9,000	(391)	(376)	(15)
China Government International Bond	CBK	1.000%	12/20/2016	1.035%		2,100	(2)	(100)	98
China Government International Bond	DUB	1.000%	12/20/2016	1.035%		3,100	(4)	(157)	153
China Government International Bond	JPM	1.000%	12/20/2016	1.035%		4,100	(5)	(205)	200
DISH DBS Corp.	CBK	5.000%	09/20/2021	3.368%		7,500	892	647	245
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.003%		2,000	0	(6)	6
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.036%		2,000	(2)	(15)	13
Ensco PLC	FBF	1.000%	03/20/2014	0.653%		29,300	211	(218)	429
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.994%		2,000	1	(1)	2
Qatar Government International Bond	HUS	1.000%	06/20/2016	1.031%		1,000	(1)	(7)	6
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.994%		1,500	1	(6)	7
Qatar Government International Bond	MYC	1.000%	06/20/2016	1.031%		1,000	(1)	(7)	6

							$(2,466)	$(4,422)	$1,956

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$	84,084	$(2,540)	$5,255	$(7,795)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014		91,000	(2,749)	3,308	(6,057)
CDX.HY-15 5-Year Index	BOA	(5.000%	)	12/20/2015		70,713	(770)	(2,740)	1,970
CDX.HY-15 5-Year Index	CBK	(5.000%	)	12/20/2015		6,111	(67)	(214)	147
CDX.HY-17 5-Year Index	BOA	(5.000%	)	12/20/2016		112,035	1,597	4,451	(2,854)
CDX.HY-17 5-Year Index	BPS	(5.000%	)	12/20/2016		49,373	704	7,344	(6,640)
CDX.HY-17 5-Year Index	MYC	(5.000%	)	12/20/2016		76,824	1,095	4,108	(3,013)
CMBX.NA.AAA.3 Index	GST	(0.080%	)	12/13/2049		76,900	5,200	10,862	(5,662)
CMBX.NA.AAA.4 Index	GST	(0.350%	)	02/17/2051		55,300	3,857	8,433	(4,576)
iTraxx Europe 12 Index	GST	(1.000%	)	12/20/2014	EUR	25,600	71	(448)	519
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016		125,700	11,942	16,936	(4,994)
iTraxx Europe 16 Index	BOA	(1.000%	)	12/20/2016		108,700	1,454	2,375	(921)
iTraxx Europe 16 Index	DUB	(1.000%	)	12/20/2016		200,000	2,674	8,983	(6,309)
iTraxx Europe 16 Index	JPM	(1.000%	)	12/20/2016		245,700	3,285	5,439	(2,154)
iTraxx Europe 16 Index	MYC	(1.000%	)	12/20/2016		139,600	1,867	6,755	(4,888)
iTraxx Europe 17 Index	DUB	(1.000%	)	06/20/2017		194,500	3,015	2,155	860
iTraxx Europe 17 Index	MYC	(1.000%	)	06/20/2017		136,600	2,118	1,439	679
iTraxx Europe Senior Financials 16 Index	BPS	(1.000%	)	12/20/2016		68,800	4,917	4,770	147
iTraxx Europe Senior Financials 16 Index	JPM	(1.000%	)	12/20/2016		192,200	13,736	10,707	3,029
iTraxx Europe Senior Financials 16 Index	MYC	(1.000%	)	12/20/2016		70,500	5,039	4,888	151
iTraxx Europe Senior Financials 17 Index	DUB	(1.000%	)	06/20/2017		65,000	4,798	3,327	1,471
iTraxx Europe Senior Financials 17 Index	MYC	(1.000%	)	06/20/2017		121,200	8,945	6,203	2,742
iTraxx Japan 16 5-Year Index	BOA	(1.000%	)	12/20/2016	JPY	1,320,000	225	687	(462)
iTraxx Japan 16 5-Year Index	BRC	(1.000%	)	12/20/2016		670,000	115	349	(234)
iTraxx Japan 16 5-Year Index	FBF	(1.000%	)	12/20/2016		1,340,000	229	690	(461)
iTraxx Japan 16 5-Year Index	GST	(1.000%	)	12/20/2016		1,350,000	231	703	(472)

							$70,988	$116,765	$(45,777)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
ABX.HE.AAA.6-1 Index	FBF	0.180%	07/25/2045	$	16,286	$(1,740)	$(2,361)	$621
ABX.HE.AAA.6-1 Index	JPM	0.180%	07/25/2045		25,140	(2,687)	(3,645)	958

						$(4,427)	$(6,006)	$1,579

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	107

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/ (Received)	Unrealized (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month EUR-EURIBOR less 0.240% based on the notional amount of currency received	12/10/2012	DUB	$	26,750	EUR	19,700	$369	$506	$(137)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day EUR-EONIA Compounded-OIS	0.348%	03/20/2013	MYC	EUR	2,097,700	$(314)	$0	$(314)
Pay	1-Day EUR-EONIA Compounded-OIS	0.350%	03/20/2013	GLM		2,085,100	(293)	0	(293)
Pay	1-Day EUR-EONIA Compounded-OIS	0.370%	03/20/2013	DUB		4,069,900	(299)	0	(299)
Receive	1-Day EUR-EONIA Compounded-OIS	0.570%	03/19/2014	DUB		4,069,900	863	0	863
Receive	1-Day EUR-EONIA Compounded-OIS	0.568%	03/19/2014	GLM		2,085,100	460	0	460
Receive	1-Day EUR-EONIA Compounded-OIS	0.515%	03/19/2014	MYC		2,097,700	832	0	832
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.135%	09/19/2012	BPS	$	1,059,300	(24)	0	(24)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.135%	09/19/2012	FBF		1,042,000	(24)	0	(24)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.135%	09/19/2012	GLM		6,912,900	(157)	0	(157)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	12/17/2014	BPS		706,300	(496)	0	(496)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	12/17/2014	DUB		3,425,100	(2,407)	0	(2,407)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	12/17/2014	MYC		4,176,500	(2,934)	44	(2,978)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.090%	12/17/2014	UAG		706,300	(496)	0	(496)
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG	BRL	173,800	1,158	506	652
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		1,815,500	13,031	4,552	8,479
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		924,000	7,118	2,691	4,427
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		455,600	4,375	1,463	2,912
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		128,100	1,358	637	721
Pay	1-Year BRL-CDI	11.860%	01/02/2014	BOA		7,500	167	(3)	170
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		152,500	3,613	(121)	3,734
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		203,700	4,797	(215)	5,012
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GLM		194,500	5,369	(345)	5,714
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HUS		59,700	1,820	126	1,694
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		214,800	6,299	1,193	5,106
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		158,900	3,965	82	3,883
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		245,100	6,443	250	6,193
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		22,400	886	128	758
Pay	1-Year BRL-CDI	9.930%	01/02/2015	MYC		987,800	(254)	18	(272)
Pay	1-Year BRL-CDI	9.930%	01/02/2015	UAG		490,400	167	93	74
Pay	1-Year BRL-CDI	9.940%	01/02/2015	GLM		96,300	15	0	15
Pay	1-Year BRL-CDI	9.980%	01/02/2015	JPM		77,900	25	(29)	54
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		741,900	1,496	1,396	100
Pay	1-Year BRL-CDI	10.140%	01/02/2015	DUB		14,700	31	4	27
Pay	1-Year BRL-CDI	10.605%	01/02/2015	MYC		470,500	3,228	1,948	1,280

108	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD Bank Bill	3.400%	12/15/2021	RBC	CAD	34,200	$193	$66	$127
Receive	3-Month CAD Bank Bill	2.400%	12/15/2041	RBC		30,900	262	5	257
Receive	3-Month EUR-EURIBOR	0.805%	03/20/2013	DUB	EUR	4,069,900	(1,446)	0	(1,446)
Receive	3-Month EUR-EURIBOR	0.760%	03/20/2013	GLM		2,085,100	(417)	0	(417)
Receive	3-Month EUR-EURIBOR	0.705%	03/20/2013	MYC		2,097,700	40	0	40
Pay	3-Month EUR-EURIBOR	0.840%	03/19/2014	MYC		2,097,700	(989)	0	(989)
Pay	3-Month EUR-EURIBOR	0.910%	03/19/2014	GLM		2,085,100	(460)	0	(460)
Pay	3-Month EUR-EURIBOR	0.935%	03/19/2014	DUB		4,069,900	(562)	0	(562)
Pay	3-Month SEK-STIBOR	2.500%	09/15/2016	BRC	SEK	818,500	926	(309)	1,235
Receive	3-Month USD-LIBOR	0.641%	09/19/2012	GLM	$	6,912,900	(3,105)	0	(3,105)
Receive	3-Month USD-LIBOR	0.641%	09/19/2012	MYC		2,101,300	(943)	(68)	(875)
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	BPS		706,300	213	27	186
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	DUB		3,425,100	1,031	0	1,031
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	MYC		4,176,500	1,257	30	1,227
Pay	3-Month USD-LIBOR	1.550%	12/17/2014	UAG		706,300	212	31	181
Pay	6-Month AUD-BBR-BBSW	4.750%	12/14/2017	UAG	AUD	173,600	2,039	804	1,235
Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017	UAG		174,600	2,039	1,243	796
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	BRC		32,900	298	161	137
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	FBF		34,800	315	172	143
Receive	6-Month EUR-EURIBOR	3.361%	11/29/2031	RYL	EUR	215,400	(33,865)	31	(33,896)
Receive	6-Month JPY-LIBOR	0.350%	06/20/2014	BPS	JPY	58,780,000	24	718	(694)
Receive	6-Month JPY-LIBOR	0.350%	06/20/2014	DUB		275,690,000	113	3,334	(3,221)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	FBF		5,770,000	(1,777)	(700)	(1,077)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	RYL		51,730,000	(15,933)	(6,374)	(9,559)
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041	DUB		630,000	(239)	(382)	143
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041	FBF		19,180,000	(7,273)	(12,750)	5,477
Pay	28-Day MXN-TIIE	6.500%	03/05/2013	MYC	MXN	3,462,600	4,530	(61)	4,591
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		1,128,500	6,295	3,661	2,634
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		392,100	2,187	1,349	838

							$14,783	$5,406	$9,377

(n)	Purchased options outstanding on March 31, 2012:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$125.250	05/25/2012	1,400	$12	$11
Call - CBOT U.S. Treasury 5-Year Note June Futures	126.000	05/25/2012	8,000	68	62
Call - CBOT U.S. Treasury 5-Year Note June Futures	126.500	05/25/2012	25	0	0
Call - CBOT U.S. Treasury 5-Year Note June Futures	126.750	05/25/2012	4,975	42	38
Put - CBOT U.S. Treasury 10-Year Note June Futures	115.000	05/25/2012	2,000	17	31

				$139	$142

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	191,300	$464	$26
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.250%	04/30/2012		1,097,800	4,940	0
Put - OTC 10-Year Interest Rate Swap	GLM	6-Month EUR-LIBOR	Receive	2.700%	04/10/2012	EUR	137,500	1,487	0
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	2.750%	07/30/2012	$	91,000	4,987	8,133
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	7.000%	12/13/2013		719,000	11,504	1,122
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.870%	06/18/2012		137,900	6,992	8,614
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	2.750%	07/30/2012		92,500	5,522	8,267
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.273%	09/24/2012		181,600	10,235	7,377
Put - OTC 30-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.905%	03/07/2013		130,100	10,486	13,579
Put - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		463,600	52,434	10,319
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	2.870%	06/18/2012		326,400	23,827	20,388
Put - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Receive	3.500%	11/05/2012	EUR	22,600	1,344	160
Put - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013		191,700	23,821	5,173
Put - OTC 30-Year Interest Rate Swap	DUB	6-Month EUR-LIBOR	Receive	3.500%	11/05/2012		53,000	2,685	375
Put - OTC 30-Year Interest Rate Swap	GLM	6-Month EUR-LIBOR	Receive	3.800%	12/18/2013		113,200	12,418	3,055

								$173,146	$86,588

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	109

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC CDX.HY-17 5-Year Index	BOA	Sell	98.250%	09/19/2012	$	132,700	$1,931	$2,248
Call - OTC CDX.HY-17 5-Year Index	CBK	Sell	98.000%	09/19/2012		69,100	1,186	1,253

							$3,117	$3,501

Foreign Currency Options
Description	Counterparty			Exercise Price	Expiration Date	Notional Amount			Cost	Market Value
Put - OTC EUR versus USD	MSX	$		1.265	04/11/2012		EUR	183,329	$426	$141
Call - OTC USD versus CNY	UAG		CNY	6.650	12/13/2012	$		93,600	804	259
Call - OTC USD versus CNY	GST			6.658	12/13/2012			58,100	495	158
Call - OTC USD versus CNY	MSX			6.660	12/13/2012			63,300	538	172
Call - OTC USD versus CNY	UAG			6.678	12/13/2012			70,300	605	181
Call - OTC USD versus CNY	UAG			6.684	12/13/2012			70,600	620	179
Call - OTC USD versus CNY	DUB			6.533	01/08/2013			89,100	610	356
Call - OTC USD versus CNY	DUB			6.545	01/09/2013			82,295	551	322
Call - OTC USD versus CNY	DUB			6.548	01/09/2013			82,288	562	320
Call - OTC USD versus CNY	DUB			6.445	03/06/2013			68,400	371	437
Call - OTC USD versus CNY	HUS			6.450	03/06/2013			68,500	365	428
Put - OTC USD versus KRW	UAG		KRW	1,095.000	04/26/2012			133,000	999	167
Put - OTC USD versus MYR	JPM		MYR	2.960	06/12/2012			94,054	523	232
Put - OTC USD versus MYR	BRC			2.960	06/12/2012			2,209	12	5
Put - OTC USD versus MYR	CBK			2.961	06/12/2012			131,001	742	325
Put - OTC USD versus SGD	UAG		SGD	1.229	04/26/2012			133,000	732	218

									$8,955	$3,900

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,230.000	06/16/2012	3,056	$17,555	$2,215
Put - CBOE Volatility S&P 500 Index	23.000	06/20/2012	19,428	4,357	9,520

				$21,912	$11,735

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC U.S. Treasury Bond 3.125% due 11/01/2041	FBF	$114.875	06/14/2012	$	219,400	$6,959	$69

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Cost (7)	Market Value
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	BOA	0.000%	04/03/2012	$	20,100	$2,432	$2,183
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	BOA	0.000%	08/16/2012		106,200	12,638	11,166
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	GLM	0.000%	04/03/2012		126,600	15,149	13,749
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	MYC	0.000%	04/03/2012		251,700	29,635	27,334
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	MYC	0.000%	06/18/2012		147,100	17,137	16,694
Call & Put - OTC 6-Month vs. 30-Year Forward Volatility Agreement	MYC	0.000%	08/16/2012		103,800	12,352	10,914

						$89,343	$82,040

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

(o)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	191,300	$1,091	$(91)
Call - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		50,600	349	(335)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		50,600	1,204	(1,179)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		915,800	5,743	(6,055)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		915,800	23,045	(21,336)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	2.800%	11/05/2012	EUR	96,000	1,438	(89)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-LIBOR	Pay	2.800%	11/05/2012		225,900	2,897	(210)

110	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.150%	09/24/2012	$	435,700	$2,410	$(3,008)
Call - OTC 10-Year Interest Rate Swap	GLM	6-Month EUR-LIBOR	Receive	2.200%	04/10/2012	EUR	137,500	1,522	(221)
Call - OTC 10-Year Interest Rate Swap	GLM	6-Month EUR-LIBOR	Receive	2.100%	06/14/2012		388,500	6,666	(2,170)
Call - OTC 10-Year Interest Rate Swap	GLM	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		219,300	4,508	(15,434)
Call - OTC 10-Year Interest Rate Swap	JPM	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		56,500	978	(3,976)
Call - OTC 10-Year Interest Rate Swap	MYC	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		90,300	1,576	(6,355)
Call - OTC 10-Year Interest Rate Swap	RYL	6-Month EUR-LIBOR	Receive	3.000%	03/11/2013		143,800	2,744	(10,121)

								$56,171	$(70,580)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-17 5-Year Index	BOA	Buy	0.900%	06/20/2012	$	971,400	$2,283	$(3,826)
Call - OTC CDX.IG-17 5-Year Index	BOA	Buy	1.000%	06/20/2012		170,200	442	(1,152)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	1.300%	06/20/2012		583,400	5,211	(558)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	2.000%	06/20/2012		170,200	681	(14)
Call - OTC CDX.IG-17 5-Year Index	BOA	Buy	0.900%	09/19/2012		643,700	1,931	(3,045)
Call - OTC CDX.IG-17 5-Year Index	DUB	Buy	0.900%	06/20/2012		485,700	1,044	(1,913)
Call - OTC CDX.IG-17 5-Year Index	GST	Buy	0.900%	06/20/2012		485,700	1,044	(1,913)
Call - OTC CDX.IG-17 5-Year Index	JPM	Buy	1.000%	12/19/2012		237,400	950	(1,661)
Put - OTC CDX.IG-17 5-Year Index	JPM	Sell	2.000%	12/19/2012		237,400	1,816	(378)
Put - OTC CDX.IG-17 5-Year Index	MYC	Sell	1.300%	06/20/2012		194,600	1,868	(186)
Call - OTC CDX.IG-17 5-Year Index	MYC	Buy	0.900%	09/19/2012		335,000	1,189	(1,585)
Put - OTC iTraxx Europe 16 5-Year Index	JPM	Sell	2.600%	06/20/2012	EUR	389,100	4,771	(132)

							$23,230	$(16,363)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 03/31/2011	3,602	$9,698,600	AUD	0	EUR	902,300	$49,827
Sales	2,960	19,808,138		350,700		5,174,600	216,114
Closing Buys	(3,336)	(20,671,238)		(350,700)		(3,256,400)	(161,428)
Expirations	0	0		0		0	0
Exercised	(3,226)	(1,761,000)		0		(1,073,600)	(25,112)

Balance at 03/31/2012	0	$7,074,500	AUD	0	EUR	1,746,900	$79,401

(p)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
United Airlines, Inc.	1.000%	05/07/2024	12/02/2009	$40	$85	0.00%

(q)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (8)
Fannie Mae	3.500%	04/01/2027	$417,000	$435,955	$(437,524)
Fannie Mae	4.000%	04/01/2027	272,000	287,815	(288,277)
Fannie Mae	4.000%	05/01/2027	66,000	69,888	(69,867)
Fannie Mae	4.000%	04/01/2042	35,000	36,848	(36,761)
Fannie Mae	4.000%	05/01/2042	210,010	219,387	(219,789)
Fannie Mae	4.500%	04/01/2027	4,000	4,276	(4,282)
Fannie Mae	4.500%	04/01/2042	231,000	245,772	(245,762)
Fannie Mae	5.000%	04/01/2027	115,000	123,894	(124,182)
Fannie Mae	5.000%	05/01/2027	57,600	62,055	(62,127)
Fannie Mae	5.000%	05/01/2042	638,900	687,626	(689,214)
Fannie Mae	5.500%	04/01/2027	11,000	11,950	(11,981)
Fannie Mae	5.500%	04/01/2037	178	194	(195)
Fannie Mae	6.000%	05/01/2042	104,500	114,630	(114,983)
Freddie Mac	4.000%	04/01/2042	12,000	12,592	(12,566)
Freddie Mac	4.000%	05/01/2042	12,000	12,534	(12,525)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	111

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (8)
Freddie Mac	4.500%	05/01/2042	$2,600	$2,745	$(2,754)
Freddie Mac	5.000%	05/01/2042	128,300	138,063	(138,003)
Ginnie Mae	3.500%	04/01/2042	115,000	119,861	(119,861)
Ginnie Mae	4.000%	04/01/2042	297,000	317,929	(318,811)
Ginnie Mae	5.000%	04/01/2042	24,000	26,610	(26,512)
Ginnie Mae	5.000%	05/01/2042	61,000	67,323	(67,253)
Ginnie Mae	5.500%	05/01/2042	3,000	3,338	(3,347)
Ginnie Mae	6.000%	05/01/2042	10,000	11,273	(11,273)
Ginnie Mae	6.500%	04/01/2042	8,000	9,128	(9,161)
U.S. Treasury Inflation Protected Securities	0.625%	07/15/2021	15,210	16,462	(16,481)
U.S. Treasury Notes	1.000%	09/30/2016	303,600	304,824	(304,720)
U.S. Treasury Notes	1.375%	12/31/2018	9,200	9,083	(9,136)
U.S. Treasury Notes	2.625%	01/31/2018	104,900	112,960	(113,329)
U.S. Treasury Notes	3.750%	11/15/2018	4,800	5,495	(5,562)

				$3,470,510	$(3,476,238)

(8)	Market value includes $777 of interest payable on short sales.

(r)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,876,002	05/2012	HUS	$26,157	$0	$26,157
Sell		263	05/2012	RBC	3	0	3
Sell	BRL	280,274	04/2012	BRC	7,729	0	7,729
Sell		17,421	04/2012	DUB	485	0	485
Buy		297,696	04/2012	JPM	0	(4,918)	(4,918)
Sell		297,696	06/2012	JPM	5,012	0	5,012
Sell	CAD	202,846	06/2012	CBK	737	0	737
Sell		86,528	06/2012	FBF	510	0	510
Sell		86,015	06/2012	JPM	882	0	882
Sell		84,078	06/2012	UAG	477	0	477
Buy	CNY	45,000	06/2012	CBK	86	0	86
Buy		302,505	06/2012	DUB	49	(215)	(166)
Buy		885,373	06/2012	GST	82	(51)	31
Buy		34,000	06/2012	HUS	65	0	65
Buy		714,294	06/2012	JPM	345	0	345
Buy		123,000	06/2012	SOG	154	0	154
Buy		500,000	06/2012	UAG	0	(45)	(45)
Buy		546,200	02/2013	BRC	0	(775)	(775)
Buy		973,475	02/2013	CBK	0	(1,465)	(1,465)
Buy		357,444	02/2013	DUB	0	(326)	(326)
Buy		236,053	02/2013	GST	0	(335)	(335)
Buy		90,604	02/2013	JPM	0	(147)	(147)
Buy		1,325,900	02/2013	UAG	0	(2,148)	(2,148)
Buy		175,119	08/2013	DUB	0	(344)	(344)
Buy		119,000	08/2013	RYL	0	(156)	(156)
Buy		132,000	08/2013	UAG	0	(218)	(218)
Buy		50,000	04/2014	RYL	0	(312)	(312)
Sell	EUR	164,608	04/2012	BRC	0	(8,413)	(8,413)
Buy		152,191	04/2012	CBK	2,184	0	2,184
Sell		50,575	04/2012	CBK	0	(2,548)	(2,548)
Buy		123,979	04/2012	DUB	1,466	0	1,466
Sell		142,259	04/2012	DUB	0	(7,216)	(7,216)
Buy		48,365	04/2012	FBF	455	0	455
Buy		146,074	04/2012	JPM	1,018	0	1,018
Buy		34,244	04/2012	MSC	213	0	213
Buy		2,755	04/2012	RBC	175	0	175
Buy		57,483	04/2012	UAG	11	0	11
Sell		509,441	04/2012	UAG	0	(8,643)	(8,643)
Sell		126,743	05/2012	CBK	0	(1,610)	(1,610)
Sell		48,887	05/2012	DUB	0	(122)	(122)
Sell		48,365	05/2012	FBF	0	(454)	(454)
Sell		79,684	05/2012	JPM	0	(862)	(862)
Sell		31,438	05/2012	MSC	0	(101)	(101)

112	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	57,483	05/2012	UAG	$0	$(12)	$(12)
Buy		1,996	06/2012	BRC	39	0	39
Buy		927	06/2012	BSN	22	0	22
Buy		583	06/2012	CBK	13	0	13
Buy		1,023	06/2012	DUB	31	0	31
Buy		326	06/2012	JPM	1	0	1
Sell		7,605	06/2012	JPM	0	(119)	(119)
Sell		6,631	06/2012	MSC	0	(67)	(67)
Sell		6,199	06/2012	UAG	0	(1)	(1)
Buy	GBP	51,092	04/2012	BRC	991	0	991
Buy		222	04/2012	BSN	6	0	6
Sell		48	04/2012	DUB	0	(1)	(1)
Buy		27,700	04/2012	FBF	144	0	144
Sell		151,293	04/2012	FBF	0	(2,291)	(2,291)
Buy		36,164	04/2012	GSC	11	0	11
Buy		36,163	04/2012	UAG	488	0	488
Sell		51,092	05/2012	BRC	0	(991)	(991)
Sell		27,700	05/2012	FBF	0	(144)	(144)
Sell		36,164	05/2012	GSC	0	(11)	(11)
Sell		36,163	05/2012	UAG	0	(488)	(488)
Buy	HKD	563,450	05/2012	JPM	0	(105)	(105)
Sell	HUF	5,097,584	05/2012	CBK	0	(1,837)	(1,837)
Sell		3,595,846	05/2012	DUB	0	(1,504)	(1,504)
Sell		20,000,000	05/2012	JPM	0	(8,125)	(8,125)
Buy	INR	2,361,034	07/2012	BRC	0	(293)	(293)
Buy		5,858,161	07/2012	UAG	515	0	515
Sell	JPY	31,672,926	06/2012	BRC	2,572	0	2,572
Buy		20,023	06/2012	BSN	2	0	2
Buy		47,551	06/2012	JPM	4	0	4
Sell		14,171,622	10/2016	DUB	16,853	0	16,853
Sell	KRW	2,203,342	07/2012	UAG	19	0	19
Buy	MXN	3,008	06/2012	HUS	1	0	1
Buy		500	06/2012	JPM	0	0	0
Sell		1,601,303	06/2012	JPM	0	(645)	(645)
Sell		697,545	06/2012	MSC	236	0	236
Buy		3,539	06/2012	UAG	0	0	0
Sell		224,826	09/2012	BRC	1	0	1
Buy		2,821,751	09/2012	HUS	17,406	0	17,406
Sell		410,959	09/2012	HUS	1	(5)	(4)
Sell		224,808	09/2012	JPM	0	(9)	(9)
Sell		894,812	09/2012	UAG	4	(21)	(17)
Buy	MYR	473,477	04/2012	CBK	0	(3,530)	(3,530)
Buy		217,024	04/2012	UAG	0	(629)	(629)
Sell		6,707	05/2012	BRC	23	0	23
Sell		397,739	05/2012	CBK	1,381	0	1,381
Sell		285,219	05/2012	JPM	1,103	0	1,103
Buy	SGD	2,957	05/2012	UAG	16	0	16
Buy	TWD	2,045,772	04/2012	BRC	1,612	0	1,612
Buy		2,809,684	04/2012	DUB	1,970	0	1,970

					$93,760	$(62,252)	$31,508

(s)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$474,183	$0	$474,183
Corporate Bonds & Notes
Banking & Finance	0	3,638,167	1,619	3,639,786
Industrials	0	749,431	27,094	776,525
Utilities	0	361,521	1,810	363,331
Convertible Bonds & Notes
Banking & Finance	0	2,010	0	2,010

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Municipal Bonds & Notes
Alaska	$0	$24,365	$0	$24,365
Arizona	0	3,322	0	3,322
California	0	409,936	0	409,936
Colorado	0	21,160	0	21,160
District of Columbia	0	177	0	177
Florida	0	7,877	0	7,877
Georgia	0	9,748	0	9,748
Illinois	0	38,044	0	38,044

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	113

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Indiana	$0	$11,272	$0	$11,272
Louisiana	0	292	0	292
Massachusetts	0	8,499	0	8,499
Michigan	0	300	0	300
Minnesota	0	9,725	0	9,725
Nevada	0	1,573	0	1,573
New York	0	89,605	0	89,605
North Carolina	0	3,527	0	3,527
Ohio	0	29,931	0	29,931
Pennsylvania	0	8,247	0	8,247
Puerto Rico	0	16	0	16
Texas	0	23,951	0	23,951
Virginia	0	672	0	672
Washington	0	12,826	0	12,826
West Virginia	0	4,238	0	4,238
U.S. Government Agencies	0	1,897,833	42,413	1,940,246
U.S. Treasury Obligations	0	9,206,469	0	9,206,469
Mortgage-Backed Securities	0	1,464,746	30,214	1,494,960
Asset-Backed Securities	12,275	471,720	9,224	493,219
Sovereign Issues	0	2,220,030	0	2,220,030
Convertible Preferred Securities
Utilities	26,466	0	0	26,466
Preferred Securities
Banking & Finance	0	2,579	0	2,579
Short-Term Instruments
Certificates of Deposit	0	75,848	0	75,848
Repurchase Agreements	0	162,500	0	162,500
U.S. Treasury Bills	0	16,952	0	16,952

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
PIMCO Short-Term Floating NAV Portfolios	$67,760	$0	$0	$67,760
Purchased Options
Credit Contracts	0	3,501	0	3,501
Equity Contracts	11,735	0	0	11,735
Foreign Exchange Contracts	0	3,900	0	3,900
Interest Rate Contracts	0	86,730	82,109	168,839
	$118,236	$21,557,423	$194,483	$21,870,142

Short Sales, at value	$0	$(3,476,238)	$0	$(3,476,238)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	39,353	0	39,353
Foreign Exchange Contracts	0	93,760	0	93,760
Interest Rate Contracts	7,505	187,139	2,665	197,309
	$7,505	$320,252	$2,665	$330,422

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(169,805)	(228)	(170,033)
Foreign Exchange Contracts	0	(62,389)	0	(62,389)
Interest Rate Contracts	(4,401)	(130,065)	(7,854)	(142,320)
	$(4,401)	$(362,259)	$(8,082)	$(374,742)

Totals	$121,340	$18,039,178	$189,066	$18,349,584

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$5,154	$0	$0	$(46)	$0	$(537)	$0	$(2,952)	$1,619	$(115)
Industrials	43,748	11,870	(27,606)	(347)	0	(571)	0	0	27,094	4
Utilities	2,465	0	(516)	(9)	(11)	(119)	0	0	1,810	(118)
U.S. Government Agencies	20,934	23,107	(2,971)	660	(1)	684	0	0	42,413	683
Mortgage-Backed Securities	0	31,932	(2,742)	441	1,703	(1,120)	0	0	30,214	(1,120)
Asset-Backed Securities	102,902	0	(38,715)	70	204	59	0	(55,296)	9,224	(109)
Purchased Options
Interest Rate Contracts	0	96,303	0	0	0	(14,194)	0	0	82,109	(14,195)

	$175,203	$163,212	$(72,550)	$769	$1,895	$(15,798)	$0	$(58,248)	$194,483	$(14,970)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$0	$0	$0	$0	$0	$2,665	$0	$0	$2,665	$2,666

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	0	0	0	0	0	(228)	0	(228)	0
Interest Rate Contracts	0	0	0	0	0	(7,854)	0	0	(7,854)	(7,854)

	$0	$0	$0	$0	$0	$(7,854)	$(228)	$0	$(8,082)	$(7,854)

Totals	$175,203	$163,212	$(72,500)	$769	$1,895	$(20,987)	$228	$(58,248)	$189,066	$(20,158)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

114	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2012

(t)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$3,501	$11,735	$3,900	$168,839	$187,975
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	40,421	40,421
Unrealized appreciation on foreign currency contracts	0	0	0	93,760	0	93,760
Unrealized appreciation on OTC swap agreements	0	39,258	0	0	73,438	112,696

	$0	$42,759	$11,735	$97,660	$282,698	$434,852

Liabilities:
Written options outstanding	$0	$16,363	$0	$0	$70,580	$86,943
Variation margin payable on financial derivative instruments (2)	0	1,675	0	0	969	2,644
Unrealized depreciation on foreign currency contracts	0	0	0	62,252	0	62,252
Unrealized depreciation on OTC swap agreements	0	79,185	0	137	64,061	143,383

	$0	$97,223	$0	$62,389	$135,610	$295,222

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$(27,526)	$(175)	$642	$(3,704)	$(30,763)
Net realized gain (loss) on futures contracts	0	0	15,017	0	(8,736)	6,281
Net realized gain (loss) on written options	(15,449)	58,289	0	3,869	54,954	101,663
Net realized gain (loss) on swaps	0	5,558	0	(356)	(888,884)	(883,682)
Net realized (loss) on foreign currency transactions	0	0	0	(65,345)	0	(65,345)

	$(15,449)	$36,321	$14,842	$(61,190)	$(846,370)	$(871,846)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$4,343	$(10,176)	$(5,055)	$(112,386)	$(123,274)
Net change in unrealized appreciation on futures contracts	0	0	0	0	6,430	6,430
Net change in unrealized (depreciation) on written options	0	(484)	0	0	(3,889)	(4,373)
Net change in unrealized appreciation (depreciation) on swaps	0	(51,155)	0	1,083	14,437	(35,635)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	37,800	0	37,800

	$0	$(47,296)	$(10,176)	$33,828	$(95,408)	$(119,052)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $3,030 and open centrally cleared swaps cumulative appreciation/(depreciation) of $38,772 as reported in the Notes to Schedule of Investments.

(u)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$14,811	$(15,070)	$(259)
BPS	11,022	(11,210)	(188)
BRC	18,230	(17,280)	950
BSN	30	0	30
CBK	14,167	(13,815)	352
DUB	16,590	(23,380)	(6,790)
FBF	(11,553)	9,460	(2,093)
GLM	14,791	(22,700)	(7,909)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	115

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

March 31, 2012

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
GST	$8,172	$(18,120)	$(9,948)
HUS	72,013	(74,730)	(2,717)
JPM	12,177	(11,270)	907
MSC	281	(1,677)	(1,396)
MSX	313	(970)	(657)
MYC	102,190	(120,715)	(18,525)
RBC	633	(470)	163
RYL	(38,132)	42,087	3,955
SOG	1,909	(1,870)	39
UAG	3,312	(6,830)	(3,518)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

116	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2012

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of nine funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be

ANNUAL REPORT	MARCH 31, 2012	117

Notes to Financial Statements (Cont.)

different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates certain Funds may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

118	PIMCO LONG DURATION STRATEGY FUNDS

March 31, 2012

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses these fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the

Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers.

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A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At the end of the period March 31, 2012, the PIMCO Unconstrained Bond Fund had $3,840,000 in unfunded loan commitments outstanding.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a

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trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2012 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

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Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or

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purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate, sovereign or U.S. municipal issues, deliverable obligations in most instances would

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be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2012 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the

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extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has

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Notes to Financial Statements (Cont.)

received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

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(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes

PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%	N/A	0.35%	(2)
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	0.35%	N/A	N/A	0.35%
PIMCO Unconstrained Bond Fund	0.60%	0.30%	0.40%	N/A	0.70%	0.45%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2012.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table

(calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2012, the Distributor received $18,790,288 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense

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Notes to Financial Statements (Cont.)

and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Total Return Fund IV’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2012, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Total Return Fund IV	$17

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO GNMA Fund	$11,537	$0
PIMCO Long Duration Total Return Fund	26,305	0
PIMCO Mortgage-Backed Securities Fund	2,472	0
PIMCO Total Return Fund II	365,024	345,308
PIMCO Total Return Fund III	400,928	691,402
PIMCO Total Return Fund IV	163,216	116,346
PIMCO Unconstrained Bond Fund	265,263	599,822

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be

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affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended March 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO Extended Duration Fund	$11,457	$281,426	$(290,100)	$1	$0	$2,784	$26
PIMCO GNMA Fund	169,905	2,886,190	(2,599,600)	279	(1)	456,773	991
PIMCO Long Duration Total Return Fund	60,111	1,630,826	(1,631,900)	54	(3)	59,088	226
PIMCO Long-Term U.S. Government Fund	12,359	1,412,200	(1,318,301)	(8)	(3)	106,247	200
PIMCO Mortgage-Backed Securities Fund	19,528	758,154	(559,100)	53	3	218,638	254
PIMCO Total Return Fund II	1,112,344	2,125,427	(3,106,700)	(133)	(106)	130,832	1,828
PIMCO Total Return Fund III	786,546	2,149,937	(2,646,100)	(27)	(62)	290,294	1,337
PIMCO Total Return Fund IV	0	635,129	(634,600)	90	0	619	229
PIMCO Unconstrained Bond Fund	1,524,238	5,633,033	(7,090,000)	661	(172)	67,760	833

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
PIMCO Total Return Fund II	$0	$12,601	$0	$0	$0	$12,601	$1
PIMCO Total Return Fund IV	0	35,104	(11,800)	1	0	23,305	3

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2012, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$1,397,431	$1,528,295	$17,481	$27,795
PIMCO GNMA Fund	71,616,872	70,641,490	44,105	62,715
PIMCO Long Duration Total Return Fund	12,047,711	11,669,916	1,268,536	1,264,084
PIMCO Long-Term U.S. Government Fund	6,244,364	5,881,913	44,715	47,255
PIMCO Mortgage-Backed Securities Fund	9,836,995	9,757,918	0	12,741
PIMCO Total Return Fund II	23,529,563	22,110,381	622,701	464,384
PIMCO Total Return Fund III	17,971,490	16,150,192	1,083,835	1,175,884
PIMCO Total Return Fund IV	3,284,166	2,897,443	308,807	50,966
PIMCO Unconstrained Bond Fund	219,450,516	217,371,519	17,003,861	14,975,105

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Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Extended Duration Fund (1)				PIMCO GNMA Fund				PIMCO Long Duration Total Return Fund
	Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16,456	$152,333	26,802	$216,014	41,006	$487,025	23,339	$275,893	206,366	$2,377,601	201,855	$2,265,331
Class P	7,760	77,808	61	571	8,914	105,709	4,983	58,163	791	8,994	431	4,926
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	30,474	361,641	13,288	157,950	0	0	0	0
Class A	0	0	0	0	48,582	575,595	27,410	325,588	0	0	0	0
Class B	0	0	0	0	32	378	76	895	0	0	0	0
Class C	0	0	0	0	9,666	114,353	8,412	100,094	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	3,636	36,229	3,393	27,062	2,246	26,431	2,640	30,443	40,357	467,790	33,370	368,177
Class P	17	171	9	73	252	2,971	121	1,397	57	656	10	107
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	979	11,527	1,033	11,880	0	0	0	0
Class A	0	0	0	0	2,300	27,060	2,795	32,138	0	0	0	0
Class B	0	0	0	0	32	371	91	1,042	0	0	0	0
Class C	0	0	0	0	672	7,903	1,219	13,973	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(39,220)	(361,882)	(23,087)	(189,684)	(21,295)	(250,790)	(29,243)	(342,295)	(220,180)	(2,563,586)	(128,821)	(1,435,316)
Class P	(237)	(2,399)	(53)	(463)	(4,833)	(56,851)	(3,041)	(35,230)	(372)	(4,386)	(32)	(348)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(19,237)	(228,868)	(12,844)	(150,626)	0	0	0	0
Class A	0	0	0	0	(32,315)	(383,335)	(27,840)	(326,628)	0	0	0	0
Class B	0	0	0	0	(608)	(7,144)	(1,724)	(20,364)	0	0	0	0
Class C	0	0	0	0	(5,486)	(64,552)	(11,102)	(129,075)	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(11,588)	$(97,740)	7,125	$53,573	61,381	$729,424	(387)	$5,238	27,019	$287,069	106,813	$1,202,877

132	PIMCO LONG DURATION STRATEGY FUNDS

March 31, 2012

PIMCO Long-Term U.S. Government Fund (2)				PIMCO Mortgage-Backed Securities Fund				PIMCO Total Return Fund II
Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011		Year Ended 03/31/2012		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

149,786	$1,693,939	38,838	$431,829	4,290	$46,282	8,744	$95,598	95,358	$1,006,435	79,026	$846,971
36,924	408,254	7,407	81,501	4,406	47,512	2,239	24,211	1,018	10,885	787	8,333
4,657	54,888	8,606	100,779	1,924	20,696	2,171	23,711	3,120	32,960	4,219	45,668
0	0	0	0	4,537	48,846	3,821	41,769	0	0	0	0
17,358	205,422	12,828	146,828	1,976	21,209	3,333	36,469	0	0	0	0
35	416	64	736	2	18	17	182	0	0	0	0
2,898	34,367	2,044	23,816	423	4,543	501	5,473	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

12,561	141,861	5,895	63,755	954	10,170	1,298	13,961	7,406	78,352	22,699	237,042
541	6,115	118	1,272	73	774	42	451	16	175	26	270
1,187	13,406	1,342	14,481	359	3,821	444	4,772	200	2,121	733	7,649
0	0	0	0	476	5,075	618	6,639	0	0	0	0
2,629	29,678	2,077	22,309	385	4,102	577	6,194	0	0	0	0
37	415	79	843	7	75	22	237	0	0	0	0
426	4,799	296	3,171	83	883	140	1,498	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(130,394)	(1,547,331)	(110,937)	(1,252,539)	(4,817)	(51,822)	(14,515)	(158,048)	(97,947)	(1,033,192)	(90,312)	(960,798)
(5,926)	(65,562)	(3,033)	(35,405)	(3,141)	(33,565)	(2,227)	(23,995)	(194)	(2,048)	(145)	(1,559)
(6,444)	(73,659)	(11,475)	(126,855)	(2,332)	(25,139)	(2,648)	(28,949)	(5,277)	(55,477)	(3,534)	(37,775)
0	0	0	0	(3,981)	(42,857)	(6,903)	(75,063)	0	0	0	0
(17,570)	(204,754)	(12,705)	(142,090)	(3,300)	(35,423)	(6,425)	(69,693)	0	0	0	0
(409)	(4,604)	(967)	(10,947)	(182)	(1,950)	(597)	(6,526)	0	0	0	0
(2,058)	(23,788)	(1,897)	(21,039)	(895)	(9,626)	(2,365)	(25,678)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
66,238	$673,862	(61,420)	$(697,555)	1,247	$13,624	(11,713)	$(126,787)	3,700	$40,211	13,499	$145,801

ANNUAL REPORT	MARCH 31, 2012	133

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund III				PIMCO Total Return Fund IV		PIMCO Unconstrained Bond Fund
	Year Ended 03/31/2012		Year Ended 03/31/2011		Period from 05/26/2011 to 03/31/2012		Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	103,334	$1,003,127	77,326	$766,607	70,785	$738,143	494,271	$5,465,223	815,238	$9,100,306
Class P	2,504	24,253	5,822	56,664	463	4,849	73,546	811,766	127,483	1,421,811
Administrative Class	3,090	29,930	4,432	44,179	0	0	0	0	0	0
Class D	0	0	0	0	0	0	53,113	586,406	88,776	990,395
Class A	0	0	0	0	234	2,443	66,705	738,679	201,599	2,248,902
Class B	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	23,560	261,107	83,661	933,215
Class R	0	0	0	0	0	0	869	9,606	3,976	44,223

Issued as reinvestment of distributions
Institutional Class	11,173	107,944	26,434	255,505	844	8,934	20,561	225,985	14,652	163,617
Class P	201	1,946	250	2,409	4	39	1,708	18,756	765	8,543
Administrative Class	323	3,118	837	8,073	0	0	0	0	0	0
Class D	0	0	0	0	0	0	2,331	25,612	1,849	20,638
Class A	0	0	0	0	2	19	3,874	42,577	3,321	37,075
Class B	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	1,040	11,404	745	8,306
Class R	0	0	0	0	0	0	33	367	18	196

Cost of shares redeemed
Institutional Class	(74,132)	(715,674)	(83,313)	(821,036)	(6,133)	(64,343)	(528,477)	(5,815,485)	(250,582)	(2,793,196)
Class P	(1,598)	(15,406)	(805)	(7,866)	(1)	(6)	(96,674)	(1,063,827)	(31,951)	(356,531)
Administrative Class	(3,554)	(34,319)	(2,075)	(20,341)	0	0	0	0	0	0
Class D	0	0	0	0	0	0	(74,456)	(819,142)	(37,880)	(422,104)
Class A	0	0	0	0	(31)	(333)	(145,937)	(1,607,146)	(70,874)	(790,858)
Class B	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	(46,155)	(508,219)	(15,863)	(176,937)
Class R	0	0	0	0	0	0	(2,828)	(31,243)	(1,057)	(11,840)
Net increase (decrease) resulting from Fund share transactions	41,341	$404,919	28,908	$284,194	66,167	$689,745	(152,916)	$(1,647,574)	933,876	$10,425,761

(1)	As of March 31, 2012, 2 shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 33% of the Fund.
(2)	As of March 31, 2012, 1 shareholder owned 10% or more of the total Fund’s outstanding shares comprising 11% of the Fund.

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2012, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

134	PIMCO LONG DURATION STRATEGY FUNDS

March 31, 2012

As of March 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)	Qualified Late-Year Loss Deferral
PIMCO Extended Duration Fund	$38,919	$9,461	$(2,699)	$(635)	$0	$0	$0
PIMCO GNMA Fund	27,760	1,568	12,224	(212)	0	0	0
PIMCO Long Duration Total Return Fund	16,015	41,233	441,476	(19,413)	0	0	0
PIMCO Long-Term U.S. Government Fund	13,648	9,475	5,801	(343)	0	0	0
PIMCO Mortgage-Backed Securities Fund	8,050	0	(5,706)	(60)	0	(439)	0
PIMCO Total Return Fund II	0	0	166,441	(700)	0	(5,078)	0
PIMCO Total Return Fund III	17,089	1,388	129,936	(12,523)	0	0	0
PIMCO Total Return Fund IV	4,801	0	14,607	(3,225)	0	0	0
PIMCO Unconstrained Bond Fund	187,101	0	135,797	(148,745)	(169,128)	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2011 through March 31, 2012 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2012, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2013	2014	2015	2016	2017	2018	2019
PIMCO Unconstrained Bond Fund	$0	$0	$0	$0	$0	$0	$9,237

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. Note that post-enactment losses must be used before pre-enactment losses are used. As of March 31, 2012, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Unconstrained Bond Fund	$159,891	$0

As of March 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
PIMCO Extended Duration Fund	$422,364	$16,584	$(18,775)	$(2,191)
PIMCO GNMA Fund	3,304,494	21,931	(8,850)	13,081
PIMCO Long Duration Total Return Fund	5,725,895	504,613	(61,915)	442,698
PIMCO Long-Term U.S. Government Fund	1,647,005	36,223	(30,525)	5,698
PIMCO Mortgage-Backed Securities Fund	909,150	8,949	(15,887)	(6,938)
PIMCO Total Return Fund II	3,909,990	168,650	(20,885)	147,765
PIMCO Total Return Fund III	4,491,464	148,632	(37,014)	111,618
PIMCO Total Return Fund IV	688,787	14,723	(1,637)	13,086
PIMCO Unconstrained Bond Fund	21,758,653	436,904	(325,415)	111,489

(5)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities deflationary adjustments, and interest only basis adjustments for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2012	135

Notes to Financial Statements (Cont.)

March 31, 2012

For the fiscal years ended March 31, 2012 and March 31, 2011, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2012			March 31, 2011
	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
PIMCO Extended Duration Fund	$33,340	$3,219	$0	$27,159	$0	$0
PIMCO GNMA Fund	80,544	2,193	0	100,284	6,999	0
PIMCO Long Duration Total Return Fund	380,076	97,869	0	315,196	56,297	0
PIMCO Long-Term U.S. Government Fund	202,005	5,018	0	105,898	13,447	0
PIMCO Mortgage-Backed Securities Fund	22,941	4,943	0	39,375	0	0
PIMCO Total Return Fund II	91,514	244	0	202,780	71,072	3,403
PIMCO Total Return Fund III	120,209	1,185	0	249,110	32,303	0
PIMCO Total Return Fund IV	8,994	0	0	N/A	N/A	N/A
PIMCO Unconstrained Bond Fund	370,356	0	0	268,701	4,005	0

(6)	Includes short-term capital gains, if any, distributed.
(7)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

136	PIMCO LONG DURATION STRATEGY FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of PIMCO Extended Duration Fund, PIMCO GNMA Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund III, PIMCO Total Return Fund IV and PIMCO Unconstrained Bond Fund (nine series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

ANNUAL REPORT	MARCH 31, 2012	137

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSX	Morgan Stanley Capital Group, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	MYR	Malaysian Ringgit
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
EUR	Euro	KRW	South Korean Won	TWD	Taiwanese Dollar
GBP	British Pound	MXN	Mexican Peso	USD(or $)	United States Dollar
HKD	Hong Kong Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter
CBOT	Chicago Board of Trade

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	GTD	Guaranteed

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	CMBS	Collateralized Mortgage-Backed Security	STIBOR	Stockholm Interbank Offered Rate
BBR	Bank Bill Rate	EONIA	Euro OverNight Index Average	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate

138	PIMCO LONG DURATION STRATEGY FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2012) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012. ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Extended Duration Fund	0.00%	0.00%	$10,818	$20,050
PIMCO GNMA Fund	0.00%	0.00%	27,586	45,873
PIMCO Long Duration Total Return Fund	0.18%	0.18%	166,560	131,428
PIMCO Long-Term U.S. Government Fund	0.00%	0.00%	37,568	160,871
PIMCO Mortgage-Backed Securities Fund	0.00%	0.00%	11,874	7,099
PIMCO Total Return Fund II	8.40%	8.40%	73,334	0
PIMCO Total Return Fund III	4.92%	4.92%	69,954	0
PIMCO Total Return Fund IV	0.00%	0.00%	4,497	0
PIMCO Unconstrained Bond Fund	0.73%	0.73%	295,404	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

ANNUAL REPORT	MARCH 31, 2012	139

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management L.P.	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

140	PIMCO LONG DURATION STRATEGY FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO and Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2012	141

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transaction with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

142	PIMCO LONG DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3005AR_033112

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2012

PIMCO CommodityRealReturn Strategy Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

During the reporting period, market volatility reached a state of heightened intensity brought on by a number of diverse yet inter-related events. In response, investors oscillated between being either “risk on” or “risk off” throughout the period, which further contributed to overall market volatility. The European sovereign debt crisis, in particular, amplified global concerns over a Greek default, systemic contagion to the rest of the region and the negative impact such a sovereign default (or defaults) would have on the global banking sector. The European Central Bank initiated a number of long-term debt refinancing programs, via large injections of liquidity, to help contain the crisis and stabilize the European banking system. Nonetheless, several Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, which led to sovereign debt downgrades by the major rating agencies.

In early March, Greece completed an orderly debt swap with private creditors and worked towards restructuring the majority of its public debt. The European Union, via the European Central Bank, agreed to provide Greece with billions of euros in financing over time to help recapitalize Greek banks and support the government. This “organized Greek default” (orchestrated via coordinated efforts globally) contributed to improved investor confidence. However, we believe the European sovereign debt crisis is far from over and should remain a factor causing continued sovereign credit market downside. The Eurozone crisis highlights a number of problems facing many European countries, in which peripheral (and in some cases central) European economies suffer from a loss of competitiveness, negative demographics, currency rigidity, and high sovereign debt levels.

Within the U.S., polarization in Washington led to political theatrics over the debt ceiling debate. At its most recent conclusion, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s, highlighting the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Expanded quantitative easing policies by the Federal Reserve helped provide needed stimulus to a struggling economy and better than expected automobile and manufacturing output provided signs of modest improvement for the U.S. economy. In addition, the overall rate of U.S. unemployment declined over the period, which was an encouraging development though far from being at a level near full employment.

Finally, ongoing social unrest and political uncertainty in the Middle East and North Africa caused instability in the region. The uprising in Syria and Iran’s “saber rattling” in response to Western economic sanctions continue to cause concern worldwide. Most troublesome, the rising tension between Iran and Israel exerted upward pressure on oil prices at a time when the global economy is beginning to show clear signs of slowdown from its 2009-2011 cyclic uptick.

The heightened unpredictability inherent in the markets today present investors with an unusual set of global dynamics that exhibit both increased risks and challenges but also potential opportunities. We believe that such unpredictability can translate into strategies that are generally defensive in nature yet are also flexible enough to be offensive as investment opportunities arise globally. Investor paralysis has never been a legitimate investment option.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower (and prices therefore higher) as investors favored higher quality assets due primarily to ongoing concerns over the European sovereign debt crisis. The yield on the benchmark ten-year U.S. Treasury note yielded 2.21%, or 1.26% lower than on March 31, 2011. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the European Central Bank reduced its main policy rate to 1.00%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.71% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a return of 12.20%, as represented by the Barclays Capital U.S. TIPS Index. TIPS gained on lower real yields across the maturity curve, as shorter maturity real yields fell significantly due to rising crude oil prices

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

towards the latter part of the period. Longer-dated real yields rallied following “Operation Twist” as well as due to strong institutional demand for the asset class. TIPS outperformed nominal U.S. Treasuries; while real and nominal yields rallied fairly in-line with each other, TIPS benefited from strong inflation accruals as inflation ran close to 3% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries due to healthy demand from investors (namely banks, money managers, real estate investment trusts (“REITs”), and non-U.S. institutions) as well as from diminished fears of a widespread refinancing wave. Commercial mortgage-backed securities (“CMBS”) also outperformed like-duration U.S. Treasuries amid strong investor demand for high-quality spread investments.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns over the period. The positive returns were largely driven by heavy inflows into the market on declining investor concerns over widespread municipal defaults. Municipal returns were also supported by a relatively light new-issue calendar over the period. Demand for BABs remained strong as these securities continue to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Investor risk sentiment changed periodically during the reporting period. When risk appetite did emerge, emerging market (“EM”) local sovereign debt and local currencies performed well. However, the period was predominately risk-off, driven largely by the European sovereign debt crisis, and U.S. dollar-denominated EM sovereign debt therefore outperformed other EM asset classes over the entire reporting period as investors sought some relative safety. Each EM fixed income asset class posted positive returns over the period except for EM currencies, which tend to be most responsive to changes in global risk sentiment.

■

U.S. equities, as measured by the S&P 500 Index, returned 8.54% due to increased investor risk appetite towards the latter part of the period. However, global equities, as represented by the MSCI World Index, returned 0.56%, and overall performance was impacted by investor concerns over the European sovereign debt crisis. Similar concerns also impacted returns of emerging market equities, as measured by the MSCI Emerging Markets Index, which declined 8.80% for the period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to the Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2012

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	3

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On the Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 5% in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the individual Fund Summary page is as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A,

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative	Class D	Class A	Class B	Class C	Class R
PIMCO Commodity RealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	02/14/03	11/29/02	11/29/02	11/29/02	11/29/02	03/12/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2012	5

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2012

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	Fund Inception (06/28/2002)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	-10.98%	1.93%	10.07%
PIMCO CommodityRealReturn Strategy Fund® Class P	-11.10%	1.85%	9.97%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	-11.25%	1.67%	9.78%
PIMCO CommodityRealReturn Strategy Fund® Class D	-11.32%	1.44%	9.54%
PIMCO CommodityRealReturn Strategy Fund® Class A	-11.34%	1.44%	9.53%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	-16.21%	0.29%	8.90%
PIMCO CommodityRealReturn Strategy Fund® Class B	-12.02%	0.66%	8.86%
PIMCO CommodityRealReturn Strategy Fund® Class B (adjusted)	-15.45%	0.49%	8.86%
PIMCO CommodityRealReturn Strategy Fund® Class C	-12.11%	0.68%	8.72%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	-12.79%	0.68%	8.72%
PIMCO CommodityRealReturn Strategy Fund® Class R	-11.54%	0.98%	8.95%
Dow Jones-UBS Commodity Index Total Return	-16.28%	-2.78%	5.59%	*
Lipper Commodities General Funds Average	-10.52%	-2.52%	3.91%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.89% for Institutional Class shares, 0.99% for Class P shares, 1.14% for Administrative Class shares, 1.34% for Class D shares, 1.34% for Class A shares, 2.09% for Class B shares, 2.09% for Class C shares, and 1.59% for Class R shares.

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	Class P - PCRPX	Administrative Class - PCRRX	Class D - PCRDX
Class A - PCRAX	Class B - PCRBX	Class C - PCRCX	Class R -PCSRX

Allocation Breakdown‡

U.S. Treasury Obligations	71.8%
Short-Term Instruments	11.8%
Corporate Bonds & Notes	6.2%
Sovereign Issues	4.1%
Mortgage-Backed Securities	3.1%
Other	3.0%

‡	% of Total Investments as of 03/31/12

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

»

The Fund seeks to outperform the Dow Jones-UBS Commodity Index Total Return by actively managing its commodity exposure, by holding U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

»

Active commodity strategies designed to combat the effects of contango (a condition in commodity futures markets where the forward price of a contract is greater than the current spot price) by holding futures contracts further out on the futures curves, added value as the deferred contract indexes held within the Fund outperformed the Dow Jones-UBS Commodity Index Total Return, which holds front-month futures contracts.

»	Exposure to commodities, which sold off during the reporting period as markets downgraded global economic growth expectations, resulted in negative absolute performance for the Fund.

»

The portfolio’s construction, which uses primarily U.S. TIPS as collateral, benefited performance as U.S. TIPS outperformed the Treasury bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return. However, an overall underweight to U.S. TIPS detracted from returns as U.S. real yields rallied.

»	Exposure to U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as nominal yields rallied during the reporting period.

»	Exposure to Australian real duration contributed to performance as Australian real yields declined during the reporting period.

»	Holdings of Italian inflation-linked bonds (linkers) primarily during the first half of the reporting period detracted from returns as Italian real yields rose significantly during that time period.

»	Exposure to select investment grade corporate securities, especially within the financials sector, detracted from returns as spreads over U.S. Treasuries widened during the reporting period.

»

Exposure to a basket of select emerging market currencies between the second and fourth quarters of 2011 detracted from returns as these currencies depreciated against the U.S. dollar; however, short euro exposure during the entire reporting period somewhat limited the downside.

ANNUAL REPORT	MARCH 31, 2012	7

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2011 to March 31, 2012 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,055.10	$4.01	$1,000.00	$1,021.10	$3.94	0.78%
Class P	1,000.00	1,054.40	4.52	1,000.00	1,020.60	4.45	0.88
Administrative Class	1,000.00	1,054.10	5.29	1,000.00	1,019.85	5.20	1.03
Class D	1,000.00	1,053.50	6.31	1,000.00	1,018.85	6.21	1.23
Class A	1,000.00	1,053.60	6.31	1,000.00	1,018.85	6.21	1.23
Class B	1,000.00	1,050.10	10.15	1,000.00	1,015.10	9.97	1.98
Class C	1,000.00	1,049.30	10.14	1,000.00	1,015.10	9.97	1.98
Class R	1,000.00	1,051.80	7.59	1,000.00	1,017.60	7.47	1.48

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index	Descriptions

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	9

Financial Highlights PIMCO CommodityRealReturn Strategy Fund®

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Institutional Class
03/31/2012	$9.69	$0.15	$(1.17)	$(1.02)	$(1.80)	$(0.18)	$(1.98)
03/31/2011	7.82	0.14	2.62	2.76	(0.89)	0.00	(0.89)
03/31/2010	6.26	0.26	2.02	2.28	(0.62)	(0.10)	(0.72)
03/31/2009	18.32	0.34	(9.60)	(9.26)	(0.71)	(2.09)	(2.80)
03/31/2008	14.60	0.72	4.06	4.78	(1.06)	0.00	(1.06)
Class P
03/31/2012	9.68	0.15	(1.18)	(1.03)	(1.79)	(0.18)	(1.97)
03/31/2011	7.82	0.13	2.61	2.74	(0.88)	0.00	(0.88)
03/31/2010	6.27	0.25	2.01	2.26	(0.61)	(0.10)	(0.71)
04/30/2008 - 03/31/2009	18.65	0.16	(9.73)	(9.57)	(0.72)	(2.09)	(2.81)
Administrative Class
03/31/2012	9.58	0.15	(1.19)	(1.04)	(1.77)	(0.18)	(1.95)
03/31/2011	7.75	0.12	2.58	2.70	(0.87)	0.00	(0.87)
03/31/2010	6.21	0.24	2.00	2.24	(0.60)	(0.10)	(0.70)
03/31/2009	18.21	0.31	(9.54)	(9.23)	(0.68)	(2.09)	(2.77)
03/31/2008	14.52	0.67	4.05	4.72	(1.03)	0.00	(1.03)
Class D
03/31/2012	9.56	0.12	(1.16)	(1.04)	(1.76)	(0.18)	(1.94)
03/31/2011	7.74	0.09	2.58	2.67	(0.85)	0.00	(0.85)
03/31/2010	6.20	0.22	2.00	2.22	(0.58)	(0.10)	(0.68)
03/31/2009	18.19	0.34	(9.59)	(9.25)	(0.65)	(2.09)	(2.74)
03/31/2008	14.51	0.63	4.04	4.67	(0.99)	0.00	(0.99)
Class A
03/31/2012	9.54	0.12	(1.16)	(1.04)	(1.76)	(0.18)	(1.94)
03/31/2011	7.72	0.09	2.58	2.67	(0.85)	0.00	(0.85)
03/31/2010	6.19	0.22	1.99	2.21	(0.58)	(0.10)	(0.68)
03/31/2009	18.17	0.32	(9.56)	(9.24)	(0.65)	(2.09)	(2.74)
03/31/2008	14.50	0.63	4.03	4.66	(0.99)	0.00	(0.99)

Please see footnotes on page 12

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$6.69	(10.98)%	$15,351,385	0.77%		0.90%		0.74%		0.87%		1.80%		177%
9.69	37.43	19,050,186	0.76		0.89		0.74		0.87		1.61		198
7.82	36.58	11,302,566	0.79		0.89		0.74		0.84		3.31		397
6.26	(50.88)	4,443,754	1.12		1.21		0.74		0.83		2.83		979
18.32	34.08	7,532,238	0.75		0.79		0.74		0.78		4.59		697

6.68	(11.10)	1,320,378	0.87		1.00		0.84		0.97		1.80		177
9.68	37.20	1,694,106	0.86		0.99		0.84		0.97		1.52		198
7.82	36.32	694,385	0.87		0.97		0.84		0.94		3.17		397
6.27	(51.66)	17,049	1.45	*	1.54	*	0.84	*	0.93	*	2.30	*	979

6.59	(11.25)	418,468	1.02		1.15		0.99		1.12		1.80		177
9.58	36.94	1,253,863	1.01		1.14		0.99		1.12		1.45		198
7.75	36.27	1,159,140	1.04		1.14		0.99		1.09		3.08		397
6.21	(50.97)	564,524	1.40		1.49		0.99		1.08		2.55		979
18.21	33.76	1,172,140	1.00		1.04		0.99		1.03		4.25		697

6.58	(11.32)	1,086,195	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.45		177
9.56	36.55	1,334,588	1.26		1.39		1.24		1.37		1.12		198
7.74	36.01	827,575	1.29		1.39		1.24		1.34		2.91		397
6.20	(51.12)	426,678	1.59		1.68		1.24		1.33		2.57		979
18.19	33.40	1,332,737	1.25		1.29		1.24		1.28		4.03		697

6.56	(11.34)	2,264,191	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.44		177
9.54	36.65	2,886,760	1.26		1.39		1.24		1.37		1.12		198
7.72	35.92	1,782,541	1.29		1.39		1.24		1.34		2.91		397
6.19	(51.10)	1,011,097	1.60		1.69		1.24		1.33		2.49		979
18.17	33.35	2,493,012	1.25		1.29		1.24		1.28		4.04		697

Please see footnotes on page 12

ANNUAL REPORT	MARCH 31, 2012	11

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions
Class B
03/31/2012	$9.38	$0.07	$(1.15)	$(1.08)	$(1.70)	$(0.18)	$0.00	$(1.88)
03/31/2011	7.60	0.03	2.54	2.57	(0.79)	0.00	0.00	(0.79)
03/31/2010	6.11	0.17	1.94	2.11	(0.52)	(0.10)	0.00	(0.62)
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)	0.00	(2.64)
03/31/2008	14.37	0.51	4.00	4.51	(0.87)	0.00	0.00	(0.87)
Class C
03/31/2012	9.36	0.05	(1.14)	(1.09)	(1.70)	(0.18)	0.00	(1.88)
03/31/2011	7.59	0.03	2.53	2.56	(0.79)	0.00	0.00	(0.79)
03/31/2010	6.10	0.16	1.96	2.12	(0.53)	(0.10)	0.00	(0.63)
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)	0.00	(2.65)
03/31/2008	14.35	0.51	3.99	4.50	(0.87)	0.00	0.00	(0.87)
Class R
03/31/2012	9.48	0.06	(1.11)	(1.05)	(1.75)	(0.18)	0.00	(1.93)
03/31/2011	7.70	0.12	2.52	2.64	(0.86)	0.00	0.00	(0.86)
03/12/2010 - 03/31/2010	7.93	0.00	(0.03)	(0.03)	(0.20)	0.00	0.00	(0.20)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$6.42	(12.02)%	$48,818	1.97	%(b)	2.10	%(b)	1.94	%(b)	2.07	%(b)	0.82%		177%
9.38	35.69	100,191	2.01		2.14		1.99		2.12		0.41		198
7.60	34.76	102,718	2.04		2.14		1.99		2.09		2.32		397
6.11	(51.50)	84,196	2.35		2.44		1.99		2.08		1.75		979
18.01	32.48	245,252	2.00		2.04		1.99		2.03		3.32		697

6.39	(12.11)	896,713	1.97	(b)	2.10	(b)	1.94	(b)	2.07	(b)	0.68		177
9.36	35.71	1,167,646	2.01		2.14		1.99		2.12		0.39		198
7.59	34.89	751,143	2.04		2.14		1.99		2.09		2.17		397
6.10	(51.47)	429,408	2.35		2.44		1.99		2.08		1.73		979
17.98	32.45	1,143,836	2.00		2.04		1.99		2.03		3.33		697

6.50	(11.54)	11,144	1.47	(b)	1.60	(b)	1.44	(b)	1.57	(b)	0.77		177
9.48	36.32	4,596	1.51		1.64		1.49		1.62		1.27		198
7.70	(0.42)	10	1.50	*	1.60	*	1.49	*	1.59	*	3.63	*	397

ANNUAL REPORT	MARCH 31, 2012	13

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$26,546,136
Investments in Affiliates, at value	344,927
Repurchase agreements, at value	241,147
Cash	3,522
Deposits with counterparty	8
Foreign currency, at value	3,408
Receivable for investments sold	146,589
Receivable for investments sold on a delayed-delivery basis	193,586
Receivable for Fund shares sold	40,402
Interest and dividends receivable	87,049
Dividends receivable from Affiliates	81
Variation margin receivable on financial derivative instruments	546
Reimbursement receivable from PIMCO	2,632
OTC swap premiums paid	51,656
Unrealized appreciation on foreign currency contracts	94,836
Unrealized appreciation on OTC swap agreements	29,555
27,786,080
Liabilities:
Payable for reverse repurchase agreements	$4,172,373
Payable for investments purchased	35,657
Payable for investments in Affiliates purchased	81
Payable for investments purchased on a delayed-delivery basis	1,575,811
Payable for short sales	6,213
Deposits from counterparty	259,453
Payable for Fund shares redeemed	27,664
Written options outstanding	45,083
Accrued investment advisory fees	11,407
Accrued supervisory and administrative fees	6,759
Accrued distribution fees	702
Accrued servicing fees	721
Variation margin payable on financial derivative instruments	3,150
OTC swap premiums received	6,402
Unrealized depreciation on foreign currency contracts	57,167
Unrealized depreciation on OTC swap agreements	180,145
6,388,788
Net Assets	$21,397,292
Net Assets Consist of:
Paid in capital	$20,387,813
Undistributed net investment income	276,259
Accumulated undistributed net realized gain	148,732
Net unrealized appreciation	584,488
$21,397,292
Cost of Investments	$25,871,933
Cost of Investments in Affiliates	$344,919
Cost of Repurchase Agreements	$241,147
Cost of Foreign Currency Held	$3,547
Proceeds Received on Short Sales	$6,186
Premiums Received on Written Options	$55,444

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

Net Assets:
Institutional Class	$15,351,385
Class P	1,320,378
Administrative Class	418,468
Class D	1,086,195
Class A	2,264,191
Class B	48,818
Class C	896,713
Class R	11,144
Shares Issued and Outstanding:
Institutional Class	2,295,187
Class P	197,680
Administrative Class	63,482
Class D	165,144
Class A	345,369
Class B	7,607
Class C	140,291
Class R	1,715
Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$6.69
Class P	6.68
Administrative Class	6.59
Class D	6.58
Class A	6.56
Class B	6.42
Class C	6.39
Class R	6.50

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2012	15

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund

Year Ended March 31, 2012
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$641,841
Dividends	2,269
Dividends from Affiliate investments	690
Miscellaneous income	9
Total Income	644,809

Expenses:
Investment advisory fees	143,160
Supervisory and administrative fees	85,378
Distribution and/or servicing fees - Administrative Class	2,496
Distribution fees - Class B	561
Distribution fees - Class C	7,864
Distribution fees - Class R	20
Servicing fees - Class A	6,470
Servicing fees - Class B	187
Servicing fees - Class C	2,621
Servicing fees - Class R	20
Trustees’ fees	78
Interest expense	8,238
Miscellaneous expense	15
Total Expenses	257,108
Waiver by PIMCO	(30,746)
Net Expenses	226,362

Net Investment Income	418,447

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	761,544
Net realized gain on Affiliate investments	726
Net realized gain on futures contracts	81,989
Net realized gain on written options	56,596
Net realized (loss) on swaps	(3,884,436)
Net realized (loss) on foreign currency transactions	(40,029)
Net change in unrealized appreciation on investments	157,948
Net change in unrealized appreciation on Affiliate investments	8
Net change in unrealized appreciation on futures contracts	11,018
Net change in unrealized appreciation on written options	27,899
Net change in unrealized (depreciation) on swaps	(718,077)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	43,314
Net (Loss)	(3,501,500)

Net (Decrease) in Net Assets Resulting from Operations	$(3,083,053)

* Foreign tax withholdings	$167

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$418,447	$294,614
Net realized gain (loss)	(3,024,336)	5,694,135
Net realized gain on Affiliate investments	726	12
Net change in unrealized appreciation (depreciation)	(477,898)	677,160
Net change in unrealized appreciation (depreciation) on Affiliate investments	8	(3)
Net increase (decrease) resulting from operations	(3,083,053)	6,665,918

Distributions to Shareholders:
From net investment income
Institutional Class	(3,734,472)	(1,512,128)
Class P	(332,303)	(113,635)
Administrative Class	(235,707)	(109,917)
Class D	(249,418)	(99,783)
Class A	(546,744)	(220,219)
Class B	(15,335)	(9,004)
Class C	(220,480)	(85,187)
Class R	(1,775)	(124)
From net realized capital gains
Institutional Class	(398,434)	0
Class P	(33,120)	0
Administrative Class	(23,875)	0
Class D	(25,236)	0
Class A	(55,043)	0
Class B	(1,524)	0
Class C	(23,451)	0
Class R	(194)	0

Total Distributions	(5,897,111)	(2,149,997)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	2,885,520	6,355,937

Total Increase (Decrease) in Net Assets	(6,094,644)	10,871,858

Net Assets:
Beginning of year	27,491,936	16,620,078
End of year*	$21,397,292	$27,491,936

*Including undistributed net investment income of:	$276,259	$4,546,441

**	See note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	17

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund

Year Ended March 31, 2012
(Amounts in thousands)	PIMCO CommodityRealReturn Strategy Fund®

Cash flows used for operating activities:
Net decrease in net assets resulting from operations	$(3,083,053)

Adjustments to reconcile net (decrease) in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(51,742,411)
Proceeds from sales of long-term securities	53,481,271
Proceeds from short-term portfolio investments, net	1,908,593
Decrease in deposits with counterparty	13
Decrease in receivable for investments sold	497,825
Decrease in interest and dividends receivable	29,240
Decrease in OTC swap premiums received (paid)	3,339
Decrease in other assets	35
Decrease in payable for investments purchased	(1,344,206)
Increase in accrued investment advisory fees	1,203
Decrease in accrued supervisory and administrative fees	(1,289)
Decrease in accrued distribution fee	(300)
Decrease in accrued servicing fee	(128)
Decrease in manager reimbursement receivable	(2,632)
Decrease in other liabilities	(2)
Increase in variation margin payable on financial derivative instruments	17,456
Payments from currency transactions	(40,299)
Payments from short sale transactions	(178,278)
Net change in unrealized depreciation on investments, futures contracts, written options, and swaps	477,890
Net realized gain on investments	(778,837)
Net amortization on investments	336,601
Net cash used for operating activities	(417,969)

Cash flows received from financing activities:
Proceeds from shares sold	11,325,241
Payment on shares redeemed	(12,755,982)
Cash dividend paid*	(1,541,571)
Net borrowing of reverse repurchase agreements	3,881,873
Decrease in overdraft due to custodian	(544)
Decrease in payable to counterparty	(490,008)
Net cash received from financing activities	419,009

Net Increase in Cash	1,040

Cash and Foreign Currency:
Beginning of year	5,890
End of year	$6,930

* Reinvestment of dividends	$4,355,540

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$(8,238)

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
AES Corp.
4.250% due 05/27/2018		$792	$794
Charter Communications, Inc.
3.720% due 09/06/2016		1,970	1,967
Community Health Systems, Inc.
2.491% - 2.739% due 07/25/2014		6,892	6,813
Delphi Corp.
3.500% due 03/31/2017		1,221	1,222
Fresenius Medical Care U.S. Finance, Inc.
1.845% due 03/31/2013		2,467	2,468
HCA, Inc.
2.491% due 11/17/2013		8,000	7,977
2.741% due 05/02/2016		8,542	8,337
IASIS Healthcare LLC
5.000% due 05/03/2018		9,900	9,922
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	4,900	6,567
NRG Energy, Inc.
4.000% due 07/01/2018		$11,910	11,907
Springleaf Finance Corp.
5.500% due 05/10/2017		38,700	35,725
SW Acquisitions Co., Inc.
4.000% due 08/17/2017		3,001	3,002
Syniverse Holdings, Inc.
5.250% due 12/21/2017		988	993
U.S. Airways Group, Inc.
2.742% due 03/23/2014		972	899
Vodafone Group PLC
6.875% due 08/17/2015		10,522	10,521
Weather Channel, Inc.
4.250% due 02/11/2017		976	978

Total Bank Loan Obligations (Cost $112,790)			110,092

CORPORATE BONDS & NOTES 7.9%

BANKING & FINANCE 6.3%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		33,800	32,826
Ally Financial, Inc.
0.000% due 12/01/2012		3,200	3,104
0.000% due 06/15/2015		2,600	2,122
2.688% due 12/01/2014		1,100	1,044
4.500% due 02/11/2014		12,767	12,815
6.625% due 05/15/2012		6,900	6,954
6.875% due 08/28/2012		8,117	8,258
7.500% due 12/31/2013		1,000	1,065
American Express Bank FSB
0.392% due 06/12/2012		1,750	1,750

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 10/17/2012		$500	$513
American International Group, Inc.
3.750% due 11/30/2013		28,100	28,436
8.175% due 05/15/2068		24,000	25,524
ANZ National International Ltd.
6.200% due 07/19/2013		20,100	21,126
ASIF Global Financing
4.900% due 01/17/2013		6,300	6,407
Banco do Brasil S.A.
4.500% due 01/22/2015		18,050	19,025
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		100	105
Banco Santander Brasil S.A.
2.574% due 03/18/2014		10,400	10,216
4.250% due 01/14/2016		14,500	14,573
4.500% due 04/06/2015		1,500	1,534
Banco Santander Chile
1.811% due 04/20/2012		31,500	31,502
Bank of America Corp.
1.141% due 06/11/2012	GBP	3,800	6,072
Barclays Bank PLC
6.050% due 12/04/2017		$41,600	42,969
14.000% due 11/29/2049	GBP	400	787
BBVA Bancomer S.A.
4.500% due 03/10/2016		$10,000	10,350
6.500% due 03/10/2021		3,500	3,666
BPCE S.A.
2.277% due 02/07/2014		77,300	75,613
2.375% due 10/04/2013		11,400	11,215
4.625% due 07/29/2049	EUR	1,400	1,414
5.250% due 07/29/2049		500	527
9.000% due 03/29/2049		300	370
Citigroup, Inc.
2.027% due 01/13/2014		$55,100	54,801
2.510% due 08/13/2013		4,148	4,162
5.500% due 04/11/2013		21,000	21,797
Commonwealth Bank of Australia
1.204% due 03/17/2014		2,400	2,398
Countrywide Financial Corp.
5.800% due 06/07/2012		15,500	15,623
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		57,200	56,094
Credit Agricole S.A.
2.011% due 01/21/2014		94,000	91,916
Danske Bank A/S
1.617% due 04/14/2014		15,000	14,759
Dexia Credit Local
0.880% due 03/05/2013		48,300	46,296
Eksportfinans ASA
2.375% due 05/25/2016		3,000	2,646
Export-Import Bank of Korea
4.000% due 01/29/2021		2,000	1,977

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FCE Bank PLC
7.125% due 01/15/2013	EUR	500	$693
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		$20,715	22,138
7.500% due 08/01/2012		13,143	13,343
7.800% due 06/01/2012		24,420	24,635
FUEL Trust
3.984% due 12/15/2022		10,900	11,067
General Electric Capital Corp.
0.474% due 09/20/2013		3,000	2,956
5.500% due 09/15/2067	EUR	9,800	11,633
Goldman Sachs Group, Inc.
1.408% due 02/04/2013		1,900	2,521
5.375% due 02/15/2013		5,500	7,554
HBOS PLC
6.750% due 05/21/2018		$14,500	13,623
Hutchison Whampoa Finance Ltd.
7.450% due 08/01/2017		3,200	3,838
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,800	2,931
ICICI Bank Ltd.
5.000% due 01/15/2016		500	511
5.500% due 03/25/2015		700	728
5.750% due 11/16/2020		500	494
ING Bank NV
1.524% due 03/15/2013		28,500	28,518
International Lease Finance Corp.
5.300% due 05/01/2012		4,000	4,024
5.625% due 09/20/2013		5,830	5,925
5.750% due 05/15/2016		3,200	3,199
6.375% due 03/25/2013		8,300	8,570
6.500% due 09/01/2014		3,500	3,714
Intesa Sanpaolo SpA
2.892% due 02/24/2014		29,100	28,399
IPIC GMTN Ltd.
3.125% due 11/15/2015		1,000	1,015
LBG Capital PLC
6.385% due 05/12/2020	EUR	5,100	5,393
7.625% due 10/14/2020		500	550
Lehman Brothers Holdings, Inc.
7.500% due 05/11/2038^		$5,000	2
Lloyds TSB Bank PLC
12.000% due 12/29/2049		21,200	22,202
Majapahit Holding BV
7.250% due 06/28/2017		800	928
Merrill Lynch & Co., Inc.
1.558% due 09/27/2012	EUR	7,200	9,537
6.050% due 08/15/2012		$3,000	3,052
Morgan Stanley
0.883% due 01/09/2014		3,100	2,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.321% due 03/01/2013	EUR	35,921	$47,406
1.533% due 04/29/2013		$65,600	65,052
1.651% due 01/16/2017	EUR	1,500	1,732
2.161% due 01/24/2014		$64,800	63,078
3.006% due 05/14/2013		49,900	50,293
Nordea Bank AB
1.467% due 01/14/2014		12,600	12,573
Nordea Eiendomskreditt A/S
1.003% due 04/07/2015		900	875
Pricoa Global Funding
0.673% due 09/27/2013		3,400	3,372
Prudential Financial, Inc. CPI Linked Bond
4.910% due 06/10/2013		36,200	36,975
Qatari Diar Finance QSC
5.000% due 07/21/2020		1,500	1,614
Regions Financial Corp.
0.644% due 06/26/2012		5,000	4,987
Royal Bank of Scotland Group PLC
1.175% due 03/09/2015		1,000	870
1.352% due 10/14/2016		800	648
2.913% due 08/23/2013		23,500	23,505
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		300	306
5.499% due 07/07/2015		3,000	3,191
6.125% due 02/07/2022		850	877
SLM Corp.
3.125% due 09/17/2012	EUR	700	935
5.000% due 10/01/2013		$11,700	11,993
6.250% due 01/25/2016		1,100	1,145
SLM Corp. CPI Linked Bond
4.307% due 10/01/2014		560	537
4.307% due 11/01/2016		700	670
4.991% due 01/31/2014		4,400	4,550
5.021% due 02/01/2014		6,073	6,105
5.171% due 11/01/2013		552	559
Societe Generale S.A.
1.631% due 04/11/2014		30,200	28,791
Springleaf Finance Corp.
4.875% due 07/15/2012		3,200	3,112
SSIF Nevada LP
1.267% due 04/14/2014		11,050	10,972
State Bank of India
4.500% due 10/23/2014		1,000	1,027
4.500% due 07/27/2015		300	311
Stone Street Trust
5.902% due 12/15/2015		2,000	2,011
Toronto-Dominion Bank
1.625% due 09/14/2016		6,300	6,329
Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		17,500	16,406

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Corp.
4.660% due 05/25/2012	AUD	2,900	$3,001

			1,356,801

INDUSTRIALS 1.1%
ALROSA Finance S.A.
7.750% due 11/03/2020		$6,800	7,293
American Airlines, Inc.
10.500% due 10/15/2012^		1,100	1,155
Anglo American Capital PLC
9.375% due 04/08/2014		1,000	1,151
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		3,600	3,710
Black & Decker Corp.
5.750% due 11/15/2016		5,000	5,762
Braskem Finance Ltd.
7.250% due 06/05/2018		300	342
Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,060
Con-way, Inc.
7.250% due 01/15/2018		10,000	11,444
CSN Resources S.A.
6.500% due 07/21/2020		3,000	3,375
DISH DBS Corp.
6.625% due 10/01/2014		850	931
7.000% due 10/01/2013		5,000	5,350
Dolphin Energy Ltd.
5.500% due 12/15/2021		400	424
DR Horton, Inc.
5.625% due 01/15/2016		5,000	5,287
6.500% due 04/15/2016		4,000	4,400
Ecopetrol S.A.
7.625% due 07/23/2019		1,200	1,491
El Paso Corp.
7.000% due 06/15/2017		1,095	1,225
Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,000	1,157
Gerdau Trade, Inc.
5.750% due 01/30/2021		2,500	2,661
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	1,956	2,613
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$2,000	2,314
Harvest Operations Corp.
6.875% due 10/01/2017		3,900	4,153
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		2,000	2,426
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,000	1,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016		$8,137	$8,524
Lennar Corp.
5.500% due 09/01/2014		1,200	1,254
5.600% due 05/31/2015		3,000	3,150
Limited Brands, Inc.
6.900% due 07/15/2017		2,000	2,235
Lyondell Chemical Co.
11.000% due 05/01/2018		7,137	7,922
Macy’s Retail Holdings, Inc.
7.450% due 07/15/2017		1,000	1,215
Masco Corp.
5.875% due 07/15/2012		2,145	2,161
MGM Resorts International
9.000% due 03/15/2020		1,800	2,011
New York Times Co.
5.000% due 03/15/2015		1,000	1,018
Noble Group Ltd.
4.875% due 08/05/2015		11,500	11,586
6.625% due 08/05/2020		1,100	1,088
6.750% due 01/29/2020		6,900	6,865
Novatek Finance Ltd.
5.326% due 02/03/2016		1,500	1,585
NXP BV
3.322% due 10/15/2013		200	201
3.995% due 10/15/2013	EUR	746	988
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		$35,182	37,645
Pearson Dollar Finance PLC
5.500% due 05/06/2013		3,000	3,142
Petrobras International Finance Co.
3.875% due 01/27/2016		1,000	1,057
5.875% due 03/01/2018		1,500	1,690
6.875% due 01/20/2040		1,500	1,772
7.875% due 03/15/2019		1,000	1,238
8.375% due 12/10/2018		2,000	2,537
Petroleos de Venezuela S.A.
5.000% due 10/28/2015		13,900	11,676
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		1,500	1,449
Rexam PLC
6.750% due 06/01/2013		12,800	13,384
RZD Capital Ltd.
5.739% due 04/03/2017		4,000	4,255
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		500	508
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		1,500	1,438
Steel Dynamics, Inc.
7.375% due 11/01/2012		8,400	8,652

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		$3,500	$4,041
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		3,500	3,675
Vale Overseas Ltd.
4.625% due 09/15/2020		3,000	3,170
8.250% due 01/17/2034		4,000	5,258
Wesfarmers Ltd.
2.983% due 05/18/2016		8,500	8,703

			237,841

UTILITIES 0.5%
AES Corp.
7.375% due 07/01/2021		5,625	6,244
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		800	854
7.700% due 08/07/2013		3,300	3,548
8.700% due 08/07/2018		17,800	21,961
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,400	1,664
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		5,600	5,894
6.510% due 03/07/2022		2,500	2,737
7.343% due 04/11/2013		4,600	4,836
8.146% due 04/11/2018		6,250	7,358
Ipalco Enterprises, Inc.
5.000% due 05/01/2018		1,800	1,800
NRG Energy, Inc.
7.375% due 01/15/2017		9,650	10,060
Petroleos Mexicanos
5.500% due 01/21/2021		13,300	14,730
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,000	1,019
4.750% due 02/16/2021		500	519
5.000% due 10/19/2025		1,300	1,323
TNK-BP Finance S.A.
6.250% due 02/02/2015		1,500	1,620
6.625% due 03/20/2017		900	997
7.250% due 02/02/2020		2,600	3,022
7.875% due 03/13/2018		1,300	1,521
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	14,000	161
1.500% due 05/30/2014		39,000	426
1.850% due 07/28/2014		39,000	426
4.500% due 03/24/2014	EUR	3,300	4,212
5.050% due 11/28/2014	JPY	10,000	117
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		$200	220

			97,269

Total Corporate Bonds & Notes (Cost $1,681,136)			1,691,911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Host Hotels & Resorts LP
2.625% due 04/15/2027	$4,000	$4,015

Total Convertible Bonds & Notes (Cost $3,850)		4,015

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	200	212
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	700	483
5.750% due 06/01/2047	1,900	1,456
Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024	11,225	6,119

		8,270

NEW JERSEY 0.0%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,350	2,991

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	2,100	1,620
6.000% due 06/01/2042	300	231

		1,851

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	42,500	3,314

TEXAS 0.0%
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,983

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,440	7,695

Total Municipal Bonds & Notes (Cost $29,552)		27,104

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.0%
Fannie Mae
0.372% due 03/25/2036	$711	$664
0.687% due 02/25/2037	16,963	16,970
2.371% due 05/01/2035	363	384
2.605% due 05/01/2036	103	109
3.500% due 06/01/2039 - 03/01/2040	974	1,002
4.000% due 07/01/2019	13,327	14,229
4.500% due 05/01/2023 - 08/01/2024	81,342	87,179
5.410% due 01/13/2023	6,165	6,702
Freddie Mac
0.472% due 02/15/2019	11,206	11,194
0.512% due 01/15/2037	103	103
0.592% due 12/15/2030	4	4
2.554% due 06/01/2033	376	399
2.775% due 01/01/2034	655	701
5.000% due 08/15/2020	1,590	1,635
Ginnie Mae
0.542% due 01/16/2031	32	32
NCUA Guaranteed Notes
0.693% due 10/07/2020	12,838	12,858
0.803% due 12/08/2020	52,552	52,771
Small Business Administration
5.902% due 02/10/2018	3,631	4,025

Total U.S. Government Agencies (Cost $207,958)		210,961

U.S. TREASURY OBLIGATIONS 91.0%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)(e)	1,026,941	1,085,589
0.125% due 04/15/2016	256,723	271,384
0.125% due 01/15/2022	419,378	429,404
0.500% due 04/15/2015	696,459	739,009
0.625% due 04/15/2013	158,224	162,440
0.625% due 07/15/2021 (e)(f)	1,463,766	1,583,841
1.125% due 01/15/2021	704,414	793,016
1.250% due 04/15/2014	388,891	412,711
1.250% due 07/15/2020 (d)(e)	2,193,625	2,505,533
1.375% due 07/15/2018	39,511	45,265
1.375% due 01/15/2020	490,556	563,487
1.625% due 01/15/2015	619,696	675,565
1.625% due 01/15/2018	392,530	451,287
1.750% due 01/15/2028	91,100	108,779
1.875% due 07/15/2013 (e)	845,076	889,905
1.875% due 07/15/2015 (e)	783,662	874,762
1.875% due 07/15/2019	394,378	468,785
1.875% due 07/15/2019 (f)	318,471	378,558
2.000% due 04/15/2012 (e)	10,958	10,986
2.000% due 01/15/2014 (e)	900,447	962,845
2.000% due 07/15/2014	927,144	1,010,442
2.000% due 07/15/2014 (f)	406,802	443,351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2016 (e)		$695,321	$785,876
2.000% due 01/15/2016		107,807	121,847
2.000% due 01/15/2026		12,905	15,823
2.125% due 01/15/2019		448,157	536,458
2.375% due 01/15/2017		289,691	339,572
2.375% due 01/15/2025		142,976	181,926
2.375% due 01/15/2027		16,747	21,497
2.500% due 07/15/2016 (e)		826,138	965,291
2.500% due 07/15/2016		1,010	1,180
2.625% due 07/15/2017 (e)		1,070,807	1,287,981
3.000% due 07/15/2012 (e)		21,908	22,415
3.625% due 04/15/2028		29,290	43,237
3.875% due 04/15/2029		16,546	25,503
U.S. Treasury Notes
0.375% due 07/31/2013 (e)		250,000	250,351
0.500% due 11/30/2012		1,900	1,904

Total U.S. Treasury Obligations (Cost $18,885,406)			19,467,805

MORTGAGE-BACKED SECURITIES 3.9%
Adjustable Rate Mortgage Trust
2.876% due 09/25/2035		3,002	2,431
5.313% due 10/25/2035		4,398	3,842
American Home Mortgage Assets LLC
0.432% due 05/25/2046		387	216
1.079% due 11/25/2046		9,466	4,435
American Home Mortgage Investment Trust
2.240% due 09/25/2045		1,771	1,467
Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	2,688	3,578
2.251% due 05/16/2047		3,694	4,929
2.491% due 11/19/2047		24,300	32,456
Banc of America Funding Corp.
0.532% due 05/20/2035		$450	256
5.538% due 05/20/2036		1,936	1,804
5.741% due 01/20/2047		777	481
Banc of America Large Loan, Inc.
0.752% due 08/15/2029		10,077	9,639
1.992% due 11/15/2015		31,864	29,816
5.639% due 02/17/2051		8,100	8,986
Banc of America Mortgage Securities, Inc.
2.834% due 12/25/2034		3,881	3,529
2.870% due 07/25/2035		3,217	2,594
2.972% due 03/25/2035		1,335	1,140
5.113% due 01/25/2035		121	122
6.500% due 09/25/2033		26	27
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.412% due 06/10/2049		2,348	2,334
5.492% due 02/10/2051		10,140	11,495
5.633% due 06/10/2049		7,100	7,913
5.634% due 04/10/2049		884	906
5.724% due 02/10/2051		7,100	8,086

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.731% due 05/10/2045	$9,700	$11,075
5.889% due 07/10/2044	600	676
BCAP LLC Trust
0.412% due 01/25/2037^	3,000	1,555
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035	3,048	2,958
2.546% due 05/25/2033	109	110
2.689% due 10/25/2035	3,000	2,427
2.917% due 01/25/2035	8,315	7,887
4.837% due 07/25/2034	3,033	3,000
5.492% due 02/25/2036	1,088	671
Bear Stearns Alt-A Trust
0.402% due 02/25/2034	1,806	1,474
2.627% due 09/25/2034	1,003	797
2.826% due 09/25/2035	901	600
Chase Mortgage Finance Corp.
2.844% due 03/25/2037	4,306	3,392
4.625% due 02/25/2034	372	375
5.280% due 12/25/2035	7,044	6,716
5.500% due 12/25/2022	3,710	3,734
5.891% due 09/25/2036	3,590	3,166
Citigroup Commercial Mortgage Trust
5.696% due 12/10/2049	914	1,048
Citigroup Mortgage Loan Trust, Inc.
2.100% due 09/25/2035	874	849
2.230% due 09/25/2035	5,048	4,769
2.450% due 09/25/2035	5,264	4,637
2.530% due 10/25/2035	4,481	3,730
2.530% due 03/25/2036	527	447
2.660% due 05/25/2035	1,170	1,088
2.666% due 12/25/2035^	805	391
5.328% due 08/25/2035	2,804	2,665
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	1,356	1,369
5.886% due 11/15/2044	3,600	4,156
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	972	714
Commercial Mortgage Pass-Through Certificates
0.342% due 12/15/2020	1,331	1,302
3.156% due 07/10/2046	14,570	15,222
5.813% due 12/10/2049	3,680	4,246
Countrywide Alternative Loan Trust
0.412% due 05/25/2047	8,928	5,682
0.422% due 02/20/2047	10,734	5,324
0.422% due 05/25/2047	4,324	2,580
0.437% due 12/20/2046	877	474
0.452% due 07/25/2046	351	221
1.159% due 12/25/2035	1,548	914
5.559% due 11/25/2035^	1,086	653
5.750% due 03/25/2037	1,030	714
6.500% due 08/25/2032	2,241	2,234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.562% due 03/25/2035		$172	$107
0.582% due 06/25/2035		3,789	3,241
2.737% due 04/20/2035		2,378	2,288
2.786% due 09/25/2033		1,885	1,787
4.750% due 07/25/2014		64	65
4.942% due 11/20/2034		957	858
5.094% due 10/20/2035		1,091	825
5.500% due 11/25/2035		696	634
5.500% due 04/25/2038		2,296	2,235
5.576% due 09/25/2047		2,302	1,523
Credit Suisse First Boston Mortgage Securities Corp.
2.712% due 04/25/2034		6,140	5,942
Credit Suisse Mortgage Capital Certificates
5.713% due 06/15/2039		1,779	1,778
Deutsche ALT-A Securities, Inc.
0.342% due 10/25/2036		360	142
5.500% due 12/25/2035^		1,391	1,007
Deutsche Mortgage Securities, Inc.
5.248% due 06/26/2035		9,816	9,570
European Loan Conduit
1.207% due 05/15/2019	EUR	3,007	3,440
Eurosail PLC
1.981% due 10/17/2040		7,458	9,034
Extended Stay America Trust
2.951% due 11/05/2027		$13,457	13,624
First Horizon Asset Securities, Inc.
5.000% due 10/25/2020		281	284
5.000% due 03/25/2035		305	304
5.197% due 10/25/2035		899	821
Gosforth Funding PLC
2.540% due 04/24/2047	GBP	10,900	17,252
Granite Master Issuer PLC
0.658% due 12/20/2054	EUR	2,349	3,009
0.738% due 12/20/2054		5,020	6,430
Granite Mortgages PLC
0.961% due 01/20/2044		$909	885
1.061% due 07/20/2043		3,942	3,840
1.133% due 06/20/2044	EUR	474	612
1.584% due 01/20/2044		909	1,177
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		$308	293
Greenwich Capital Commercial Funding Corp.
0.383% due 11/05/2021		650	621
GS Mortgage Securities Corp.
1.103% due 03/06/2020		1,731	1,719
1.260% due 03/06/2020		10,000	9,843
1.456% due 03/06/2020		35,275	34,706
3.849% due 12/10/2043		9,402	10,077
4.592% due 08/10/2043		1,400	1,552
5.162% due 12/10/2043		10,000	11,446
5.560% due 11/10/2039		2,379	2,694

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.673% due 09/25/2035		$2,505	$2,416
2.683% due 11/25/2035		4,240	3,753
5.160% due 11/25/2035		7,790	6,738
5.193% due 11/25/2035		796	643
Harborview Mortgage Loan Trust
0.422% due 07/19/2046		12,518	7,328
0.462% due 05/19/2035		1,648	1,051
0.492% due 01/19/2036		3,796	2,312
5.242% due 08/19/2036^		1,787	1,266
Holmes Master Issuer PLC
2.581% due 10/15/2054	EUR	10,500	14,039
Homebanc Mortgage Trust
0.422% due 12/25/2036		$1,070	707
0.512% due 10/25/2035		6,270	4,426
5.625% due 04/25/2037		1,000	872
Indymac Index Mortgage Loan Trust
0.432% due 09/25/2046		8,302	4,989
2.697% due 10/25/2034		1,494	1,363
4.798% due 06/25/2035		922	715
4.848% due 09/25/2035		932	704
Indymac Mortgage Loan Trust
0.422% due 07/25/2047		4,928	2,617
JPMorgan Chase Commercial Mortgage Securities Corp.
3.341% due 07/15/2046		2,900	3,052
3.673% due 02/15/2046		6,200	6,597
3.853% due 06/15/2043		4,432	4,691
5.298% due 05/15/2047		2,121	2,181
5.336% due 05/15/2047		110	121
5.429% due 12/12/2043		9,790	10,867
5.440% due 06/12/2047		730	815
5.794% due 02/12/2051		9,500	10,931
JPMorgan Mortgage Trust
2.743% due 07/25/2034		671	629
4.200% due 07/27/2037		1,154	901
4.233% due 07/25/2035		702	634
5.119% due 06/25/2035		1,211	1,213
5.136% due 06/25/2035		2,590	2,611
5.315% due 07/25/2035		992	1,007
5.333% due 11/25/2035		1,382	1,308
5.581% due 06/25/2036		3,771	3,389
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		3,750	4,226
5.430% due 02/15/2040		2,525	2,803
5.661% due 03/15/2039		9,810	11,071
5.866% due 09/15/2045		2,000	2,276
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.362% due 09/15/2021		512	500
Luminent Mortgage Trust
0.412% due 12/25/2036		6,357	3,766
0.442% due 10/25/2046		2,135	1,389

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
0.482% due 05/25/2037	$`	890	$422
Merrill Lynch Alternative Note Asset
0.542% due 03/25/2037		1,455	563
4.710% due 06/25/2037^		1,129	631
Merrill Lynch Mortgage Investors, Inc.
2.644% due 06/25/2035		2,023	1,767
2.934% due 05/25/2034		741	738
5.147% due 12/25/2035		719	653
5.242% due 09/25/2035		901	811
Merrill Lynch Mortgage Trust
5.660% due 05/12/2039		10,170	11,582
5.736% due 06/12/2050		2,731	2,740
5.840% due 06/12/2050		5,000	5,237
Merrill Lynch Mortgage-Backed Securities Trust
5.242% due 04/25/2037		4,975	3,554
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		2,200	2,415
MLCC Mortgage Investors, Inc.
1.996% due 10/25/2035		4,861	4,488
5.561% due 05/25/2036		5,275	5,234
Morgan Stanley Capital
5.447% due 02/12/2044		3,470	3,901
5.450% due 10/28/2033		649	645
5.610% due 04/15/2049		6,121	6,294
5.882% due 06/11/2049		11,335	12,834
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		1,097	1,102
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		3,300	3,738
5.787% due 08/15/2045		4,700	5,324
OBP Depositor LLC Trust
4.646% due 07/15/2045		2,000	2,251
Opteum Mortgage Acceptance Corp.
0.502% due 07/25/2035		323	311
Permanent Master Issuer PLC
2.531% due 07/15/2042	EUR	13,000	17,370
RBSCF Trust
5.305% due 01/16/2049		$2,306	2,306
RBSSP Resecuritization Trust
2.557% due 12/26/2036		4,929	4,946
Residential Accredit Loans, Inc.
0.542% due 08/25/2035		2,371	1,464
3.280% due 08/25/2035^		660	331
5.714% due 02/25/2036^		796	390
Residential Asset Securitization Trust
5.000% due 08/25/2019		563	569
6.250% due 10/25/2036^		1,870	1,241
Residential Funding Mortgage Securities
3.110% due 09/25/2035		3,463	2,437
5.291% due 06/25/2035		1,337	1,220

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 03/25/2032	$1,361	$1,430
Securitized Asset Sales, Inc.
0.786% due 11/26/2023	49	49
Sequoia Mortgage Trust
0.592% due 10/19/2026	118	108
2.501% due 01/20/2047	2,134	1,569
Structured Adjustable Rate Mortgage Loan Trust
0.562% due 10/25/2035	2,675	1,653
2.590% due 04/25/2035	6,049	4,730
5.718% due 02/25/2036^	916	680
Structured Asset Mortgage Investments, Inc.
0.432% due 06/25/2036	838	554
0.462% due 05/25/2046	5,390	2,172
0.492% due 07/19/2035	4,196	3,754
Structured Asset Securities Corp.
2.772% due 10/25/2035	1,754	1,388
Thornburg Mortgage Securities Trust
0.372% due 06/25/2037	16,177	16,168
Vornado DP LLC
4.004% due 09/13/2028	9,000	9,708
Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020	12,073	11,434
0.332% due 09/15/2021	29,537	28,424
5.088% due 08/15/2041	10,935	11,765
5.418% due 01/15/2045	290	324
Wachovia Mortgage Loan Trust LLC
5.019% due 08/20/2035	3,035	2,488
WaMu Mortgage Pass-Through Certificates
0.899% due 01/25/2047	6,288	3,543
0.919% due 04/25/2047	9,303	6,614
0.969% due 12/25/2046	2,596	1,895
1.139% due 06/25/2046	412	312
1.159% due 08/25/2046	1,493	985
1.359% due 11/25/2042	396	345
2.489% due 09/25/2035	3,800	3,059
2.520% due 09/25/2036	4,215	2,977
2.560% due 04/25/2035	3,200	2,428
2.724% due 05/25/2046	293	207
2.724% due 11/25/2046	1,944	1,470
5.276% due 02/25/2037	8,286	6,096
5.926% due 08/25/2046	8,000	6,589
Wells Fargo Mortgage-Backed Securities Trust
2.619% due 01/25/2035	1,255	1,118
2.631% due 03/25/2036	10,370	8,608
2.645% due 06/25/2035	3,911	3,837
2.651% due 04/25/2036	2,354	2,229
2.665% due 04/25/2036	2,349	1,944
2.668% due 03/25/2036	413	353
2.700% due 09/25/2034	2,279	2,308
5.042% due 03/25/2036	1,498	1,481
5.198% due 10/25/2035	5,612	5,461
5.500% due 05/25/2022	3,262	3,292
5.500% due 12/25/2035	1,716	1,733
5.612% due 04/25/2036	6,200	5,832

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Total Mortgage-Backed Securities (Cost $822,712)			$839,729

ASSET-BACKED SECURITIES 2.1%
ACE Securities Corp.
0.302% due 10/25/2036		$55	15
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		854	841
Ameriquest Mortgage Securities, Inc.
0.442% due 08/25/2035		556	534
AMMC CDO
0.716% due 05/03/2018		3,245	3,167
ARES CLO Ltd.
0.701% due 03/12/2018		17,121	16,653
Avery Point CLO Ltd.
0.954% due 12/17/2015		176	175
Babson CLO Ltd.
0.763% due 11/10/2019		8,511	8,107
0.844% due 06/15/2016		641	635
Bear Stearns Asset-Backed Securities Trust
0.292% due 11/25/2036		44	44
0.322% due 10/25/2036		146	135
0.762% due 07/25/2035		783	754
1.242% due 10/25/2037		3,530	2,283
Blackrock Senior Income Series Corp.
0.801% due 04/20/2019		2,491	2,351
Carrington Mortgage Loan Trust
0.342% due 06/25/2037		2,354	2,121
Citibank Omni Master Trust
2.342% due 05/16/2016		84,100	84,311
2.992% due 08/15/2018		54,800	57,753
Citigroup Mortgage Loan Trust, Inc.
0.322% due 01/25/2037		137	63
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		794	837
Countrywide Asset-Backed Certificates
0.392% due 02/25/2037		5,094	3,585
0.492% due 04/25/2036		4,921	4,231
0.532% due 08/25/2036		2,400	474
5.446% due 04/25/2036		6,477	6,008
Cumberland CLO Ltd.
0.763% due 11/10/2019		6,944	6,818
Denali Capital CLO Ltd.
0.844% due 08/23/2016		633	629
Dryden Leveraged Loan CDO
0.743% due 05/22/2017		6,643	6,424
1.413% due 08/08/2022	EUR	8,000	9,736
Duane Street CLO
0.773% due 11/08/2017		$14,653	14,316
Equity One ABS, Inc.
0.542% due 04/25/2034		46	33

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Asset-Backed Certificates
0.622% due 09/25/2035		$622	$587
Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	1,189	1,194
2.296% due 07/15/2014		13,600	13,738
Galaxy CLO Ltd.
0.800% due 04/25/2019		$4,932	4,695
Globaldrive BV
2.058% due 04/20/2018	EUR	135	183
Grayston CLO Ltd.
0.883% due 08/15/2016		$304	303
GSAA Trust
0.542% due 03/25/2037		1,535	767
GSAMP Trust
0.612% due 03/25/2047		2,500	837
Harbourmaster CLO Ltd.
1.136% due 06/15/2020	EUR	1,789	2,275
Harvest CLO S.A.
1.587% due 03/29/2017		1,725	2,219
HSI Asset Securitization Corp. Trust
0.292% due 10/25/2036		$91	32
0.512% due 02/25/2036		2,381	1,166
Hudson Straits CLO Ltd.
0.947% due 10/15/2016		609	607
Illinois Student Assistance Commission
1.040% due 04/25/2017		6,823	6,809
ING Investment Management
0.758% due 12/01/2017		1,725	1,652
Jubilee CDO BV
2.165% due 10/15/2019	EUR	4,984	6,465
Katonah Ltd.
0.933% due 05/18/2015		$1,069	1,061
Landmark CDO Ltd.
0.788% due 06/01/2017		4,223	4,081
Lightpoint CLO Ltd.
1.503% due 02/15/2014		623	623
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	6,716	8,966
Morgan Stanley ABS Capital
0.302% due 05/25/2037		$1,897	1,636
Morgan Stanley Home Equity Loan Trust
0.947% due 12/25/2034		1,400	1,298
Morgan Stanley IXIS Real Estate Capital Trust
0.292% due 11/25/2036		10	3
Morgan Stanley Mortgage Loan Trust
0.602% due 04/25/2037		1,386	529
Mountain View Funding CLO
0.827% due 04/15/2019		1,488	1,437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MSIM Peconic Bay Ltd.
0.841% due 07/20/2019		$3,200	$3,078
Navigare Funding CLO Ltd.
0.753% due 05/20/2019		4,858	4,764
NYLIM Flatiron CLO Ltd.
0.891% due 10/20/2016		641	638
Octagon Investment Partners Ltd.
0.791% due 11/28/2018		4,900	4,699
0.844% due 12/02/2016		1,404	1,391
Option One Mortgage Loan Trust
0.642% due 02/25/2035		1,286	1,121
Pacifica CDO Ltd.
0.819% due 01/26/2020		4,782	4,540
0.853% due 02/15/2017		2,121	2,100
0.864% due 05/13/2016		1,071	1,056
Park Place Securities, Inc.
0.502% due 09/25/2035		401	356
0.892% due 10/25/2034		2,500	2,087
Popular ABS Mortgage Pass-Through Trust
0.672% due 06/25/2035		6,300	4,478
Premium Loan Trust Ltd.
0.940% due 10/25/2014		190	189
Sherwood Castle Funding PLC
1.219% due 06/15/2016	GBP	1,000	1,544
SLC Student Loan Trust
4.750% due 06/15/2033		$18,651	18,120
SLM Student Loan Trust
2.350% due 04/15/2039		1,887	1,901
3.200% due 05/16/2044		2,716	2,770
3.492% due 05/16/2044		16,570	17,216
3.500% due 08/17/2043		58,292	57,315
Soundview Home Equity Loan Trust
0.302% due 11/25/2036		727	206
0.382% due 12/25/2036		1,896	1,676
Stanfield Carrera CLO Ltd.
0.954% due 03/15/2015		89	88
Structured Asset Investment Loan Trust
0.602% due 10/25/2035		1,856	1,331
Volkswagen Car Lease
1.082% due 02/21/2017	EUR	550	734
Wind River CLO Ltd.
0.804% due 12/19/2016		$7,957	7,680

Total Asset-Backed Securities (Cost $442,154)			437,274

SOVEREIGN ISSUES 5.3%
Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	36,200	45,526
3.000% due 09/20/2025		182,300	243,975
4.000% due 08/20/2015		70,000	130,108
4.000% due 08/20/2020		127,700	245,204

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2014 (b)	BRL	34,558	$42,301
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	12,112	15,583
4.250% due 12/01/2021 (b)		117,682	167,121
Canada Housing Trust
2.450% due 12/15/2015		26,100	26,883
Instituto de Credito Oficial
4.500% due 03/07/2013	GBP	6,400	10,274
Mexico Government International Bond
2.500% due 12/10/2020 (b)	MXN	127,174	9,927
New South Wales Treasury Corp.
2.750% due 11/20/2025 (b)	AUD	5,800	7,222
Province of Quebec Canada
2.750% due 08/25/2021		$25,900	26,043
United Kingdom Gilt
1.875% due 11/22/2022 (b)	GBP	72,398	147,519
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$500	518
6.902% due 07/09/2020		800	868

Total Sovereign Issues (Cost $997,385)			1,119,072

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 12/31/2049		7,750	6,457
Citigroup Capital
7.875% due 10/30/2040		80,000	2,176
GMAC Capital Trust
8.125% due 02/15/2040		500,000	11,555

Total Preferred Securities (Cost $21,790)			20,188

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.9%

CERTIFICATES OF DEPOSIT 0.4%
Abbey National Treasury Services PLC
1.824% due 06/10/2013		$27,800	27,435
Banco Bradesco S.A.
1.955% due 01/24/2013		34,150	34,415
Royal Bank of Scotland Group PLC
1.942% due 10/15/2012		28,400	28,472

			90,322

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 1.1%
Banc of America Securities LLC
0.050% due 04/02/2012		$36,300	$36,300
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $37,064. Repurchase proceeds are $36,300)
0.170% due 04/03/2012		5,800	5,800
(Dated 04/02/2012. Collateralized by U.S. Treasury Notes 2.375% due 02/28/2015 valued at $5,928. Repurchase proceeds are $5,800)
Barclays Capital, Inc.
0.260% due 04/23/2012		122,530	122,530
(Dated 03/21/2012. Collateralized by Bank of Nova Scotia 1.950% due 01/30/2017 valued at $128,955. Repurchase proceeds are $122,541.)
Goldman Sachs Group, Inc. (The)
0.160% due 04/02/2012		50,000	50,000
(Dated 02/29/2012. Collateralized by Fannie Mae 4.500% due 05/01/2040 valued at $49,890. Repurchase proceeds are $50,007.)
JPMorgan Securities, Inc.
0.180% due 04/03/2012		16,000	16,000
(Dated 04/02/2012. Collateralized by Freddie Mac 4.375% due 07/17/2015 valued at $16,339. Repurchase proceeds are $16,000.)
State Street Bank and Trust Co.
0.010% due 04/02/2012		10,517	10,517
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.500% - 3.375% due 06/30/2013 - 07/31/2016 valued at $10,729. Repurchase proceeds are $10,517.)

			241,147

JAPAN TREASURY BILLS 2.4%
0.100% due 04/23/2012 - 05/14/2012 (a)	JPY	42,400,000	512,225

MEXICO TREASURY BILLS 0.7%
4.446% due 05/10/2012 - 05/17/2012 (a)	MXN	1,780,000	138,387

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 8.7%
0.139% due 05/17/2012 -03/07/2013 (a)(d)(e)(f)	$1,867,795	$1,866,672

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (c) 1.6%
PIMCO Short-Term Floating NAV Portfolio	34,420,431	344,927

Total Short-Term Instruments (Cost $3,233,468)		3,193,680

MARKET VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $19,798)	$10,379

Total Investments 126.8% (Cost $26,457,999)	27,132,210

Written Options (i) (0.2%) (Premiums $55,444)	(45,083)

Other Assets and Liabilities (Net) (26.6%)	(5,689,835)

Net Assets 100.0%	$21,397,292

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $1,061,757 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	On March 31, 2012, securities valued at $4,204,785 were pledged as collateral for reverse repurchase agreements outstanding.

		Principal Matures Within 0 - 6 Months		Market Value & Accrued Interest
Counterparty	Coupon Rate (1)		Market Value
BCY	0.230%	$706,457	$706,457	$707,173
DUB	0.180% -0.230%	420,838	420,838	421,117
FOB	0.230% -0.250%	714,558	714,558	715,129
GSC	0.240%	403,515	403,515	403,964
JPS	0.180%	305,423	305,423	305,491
RBS	0.230%	754,811	754,811	755,569
RDR	0.200% - 0.230%	863,624	863,624	863,930

		$4,169,226	$4,169,226	$4,172,373

(1)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $4,640,878 at a weighted average interest rate of 0.188%.

(f)	Securities with an aggregate market value of $28,526 and cash of $8 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2013	7,572	$12,164
90-Day Eurodollar June Futures	Long	06/2015	1,528	556
90-Day Eurodollar March Futures	Long	03/2014	45	49
90-Day Eurodollar March Futures	Long	03/2015	4,259	1,353
Brent Crude December Futures	Long	11/2013	1,218	(2,266)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Brent Crude May Futures	Short	04/2012	200	$(199)
Brent Crude September Futures	Long	08/2012	200	731
Corn May Futures	Short	05/2012	982	(118)
Euro-Mill Wheat May Futures	Long	05/2012	401	48
Euro-Rapeseed May Futures	Long	05/2012	133	628
Gas Oil December Futures	Long	12/2012	250	(145)
Gas Oil June Futures	Short	06/2012	250	178
Gold 100 oz. June Futures	Long	06/2012	501	54
Heating Oil May Futures	Long	04/2012	200	45
Heating Oil September Futures	Short	08/2012	200	(365)
Robusta Coffee May Futures	Long	05/2012	257	198
Soybean July Futures	Long	07/2013	1,920	3,440
Soybean May Futures	Long	05/2012	393	2,465
Soybean May Futures	Long	05/2013	728	538
Soybean Meal May Futures	Long	05/2012	240	1,336
Soybean November Futures	Short	11/2012	2,648	(7,843)
U.S. Treasury 10-Year Note June Futures	Short	06/2012	550	(222)
Wheat July Futures	Long	07/2012	744	763
Wheat July Futures	Short	07/2012	744	(1,095)
Wheat March Futures	Long	03/2013	80	52
Wheat September Futures	Short	09/2012	80	(17)
White Sugar May Futures	Long	04/2012	132	54
WTI Crude December Futures	Short	11/2012	118	314
WTI Crude December Futures	Long	11/2013	118	237
WTI Crude January Futures	Long	12/2012	227	(679)
WTI Crude September Futures	Short	08/2012	227	782

				$13,036

(g)	OTC swap agreements outstanding on March 31, 2012:

Asset Swaps
Underlying Asset	Receive	Pay	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
U.S. Treasury Inflation Protected Securities	Cash Flow from Underlying Asset	3-Month USD-LIBOR	07/15/2012	BPS	$	148,739	$89	$0	$89

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Brent Crude September Futures	$109.750	09/28/2012	MYC	60,000	$650	$0	$650
Pay	CAL12BRENT Index	111.700	12/31/2012	MYC	360,000	(2,989)	0	(2,989)
Receive	CAL12LLS Index	12.000	12/31/2012	MYC	360,000	2,981	0	2,981
Receive	CBOT Corn December Futures	576.000	11/23/2012	AZD	2,975,000	(1,060)	0	(1,060)
Receive	CBOT Corn December Futures	576.500	11/23/2012	AZD	2,500,000	(904)	0	(904)
Pay	CBOT Corn July Futures	650.250	06/22/2012	AZD	2,975,000	208	0	208
Pay	CBOT Corn July Futures	652.000	06/22/2012	AZD	2,500,000	218	0	218
Receive	CBOT Wheat December Futures	845.500	11/29/2012	DUB	460,000	(612)	0	(612)
Pay	CBOT Wheat July Futures	641.000	06/22/2012	AZD	1,615,000	(532)	0	(532)
Pay	CBOT Wheat July Futures	651.175	06/22/2012	AZD	500,000	(114)	0	(114)
Pay	CBOT Wheat July Futures	810.000	06/28/2012	DUB	460,000	625	0	625

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

Commodity Forward Swaps (Cont.)
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	COMEX Gold 100 oz. June Futures	$1,661.150	05/30/2012	DUB	22,160	$(238)	$0	$(238)
Receive	DTDBRT CAL12 Index	109.000	12/31/2012	BRC	423,000	4,846	0	4,846
Receive	DTDBRTCO CAL12 Index	0.001	12/31/2012	BRC	585,000	346	0	346
Receive	DTDBRTCO CAL12 Index	0.020	12/31/2012	MYC	585,000	335	0	335
Receive	DTDBRTCO CAL12 Index	0.080	12/31/2012	MYC	9,000	5	0	5
Receive	DTDBRTCO CAL12 Index	0.150	12/31/2012	MYC	162,000	72	0	72
Pay	EUMARGIN CAL12 Index	5.150	12/31/2012	BRC	468,000	(521)	0	(521)
Pay	EUMARGIN CAL12 Index	5.250	12/31/2012	BRC	657,000	(666)	0	(666)
Pay	EUMARGIN CAL12 Index	5.450	12/31/2012	BRC	774,000	(630)	0	(630)
Pay	EUMARGIN CAL12 Index	5.550	12/31/2012	BRC	549,000	(393)	0	(393)
Pay	EUROBOB CAL12 Index	113.250	12/31/2012	BRC	105,750	(1,665)	0	(1,665)
Pay	EUROBOBCO CAL12 Index	2.550	12/31/2012	MYC	40,500	(257)	0	(257)
Pay	EUROBOBCO CAL12 Index	4.000	12/31/2012	MYC	146,250	(716)	0	(716)
Pay	EUROBOBCO CAL12 Index	4.150	12/31/2012	BRC	146,250	(694)	0	(694)
Pay	EUROBOBCO CAL12 Index	4.350	12/31/2012	MYC	2,250	(10)	0	(10)
Pay	EUROJETCAL12 Index	129.500	12/31/2012	BRC	42,300	(365)	0	(365)
Pay	EUROJETCOCAL12 Index	19.900	12/31/2012	BRC	58,500	84	0	84
Pay	EUROJETCOCAL12 Index	20.382	12/31/2012	MYC	58,500	112	0	112
Pay	EUROJETCOCAL12 Index	20.440	12/31/2012	MYC	900	2	0	2
Pay	EUROJETCOCAL12 Index	21.550	12/31/2012	MYC	16,200	50	0	50
Pay	FOCOCAL13 Index	10.600	12/31/2013	MYC	60,000	(286)	0	(286)
Pay	FOCOCAL13 Index	10.100	12/31/2013	MYC	165,000	(706)	0	(706)
Pay	FOCOCAL13 Index	9.550	12/31/2013	MYC	99,000	(370)	0	(370)
Pay	FOCOCAL13 Index	9.450	12/31/2013	MYC	60,000	(218)	0	(218)
Pay	FOCOCAL13 Index	9.400	12/31/2013	MYC	255,000	(916)	0	(916)
Pay	GOCAL CAL12 Index	124.310	12/31/2012	BRC	126,900	(1,399)	0	(1,399)
Pay	GOCOCAL CAL12 Index	15.625	12/31/2012	MYC	175,500	0	0	0
Pay	GOCOCAL CAL12 Index	15.650	12/31/2012	BRC	175,500	5	0	5
Pay	GOCOCAL CAL12 Index	15.650	12/31/2012	MYC	2,700	0	0	0
Pay	GOCOCAL CAL12 Index	17.010	12/31/2012	MYC	48,600	67	0	67
Receive	KCBT Hard Red Winter Wheat July Futures	680.000	06/22/2012	AZD	1,615,000	436	0	436
Receive	KCBT Hard Red Winter Wheat July Futures	690.000	06/22/2012	AZD	500,000	85	0	85
Pay	LSFOCAL12 Index	100.990	12/31/2012	BRC	148,050	(1,969)	0	(1,969)
Pay	LSFOCOCAL12 Index	8.150	12/31/2012	MYC	3,150	(8)	0	(8)
Pay	LSFOCOCAL12 Index	7.716	12/31/2012	MYC	204,750	(462)	0	(462)
Pay	LSFOCOCAL12 Index	7.700	12/31/2012	MYC	56,700	(127)	0	(127)
Pay	LSFOCOCAL12 Index	7.635	12/31/2012	BRC	204,750	(445)	0	(445)
Receive	NGCAL19 Index	7.200	12/31/2019	DUB	2,042,000	(2,694)	0	(2,694)
Receive	NYMEX Platinum July Futures	1,645.550	06/29/2012	DUB	27,130	(39)	0	(39)
Pay	Q3LLS12 Index	109.300	09/28/2012	MYC	60,000	(543)	0	(543)
Pay	QSCOCAL13 Index	19.100	12/31/2013	MYC	105,000	47	0	47
Pay	QSCOCAL13 Index	19.400	12/31/2013	MYC	150,000	111	0	111
Pay	QSCOCAL13 Index	19.450	12/31/2013	MYC	60,000	48	0	48
Pay	QSCOCAL13 Index	19.550	12/31/2013	MYC	99,000	89	0	89
Pay	QSCOCAL13 Index	19.600	12/31/2013	MYC	165,000	156	0	156
Pay	QSCOCAL13 Index	20.300	12/31/2013	MYC	60,000	98	0	98
Receive	RBOBCO 4Q12 Index	2.000	12/31/2012	BRC	54,000	24	0	24
Receive	RBOBCO 4Q12 Index	2.250	12/31/2012	MYC	150,000	31	0	31
Pay	RBOBCO 4Q12 Index	3.575	12/31/2012	MYC	204,000	228	0	228

						$(10,589)	$0	$(10,589)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	0.361%	$	5,000	$(155)	$0	$(155)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.733%		10,000	469	0	469
Credit Agricole S.A.	BOA	(3.000%	)	03/20/2014	2.003%	EUR	1,700	(46)	(27)	(19)
Credit Agricole S.A.	CBK	(1.000%	)	03/20/2014	2.003%	$	2,600	49	73	(24)
Credit Agricole S.A.	GST	(1.000%	)	03/20/2014	2.003%		8,800	167	247	(80)
Credit Agricole S.A.	MYC	(3.000%	)	03/20/2014	2.003%	EUR	20,000	(539)	(261)	(278)
Credit Agricole S.A.	MYC	(1.000%	)	03/20/2014	2.003%	$	12,200	231	589	(358)
D.R. Horton, Inc.	BPS	(1.000%	)	03/20/2016	1.560%		5,000	105	261	(156)
D.R. Horton, Inc.	BPS	(1.000%	)	06/20/2016	1.626%		4,000	99	215	(116)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	1.158%		5,000	(220)	0	(220)
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	0.575%		4,000	(5)	85	(90)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	2.859%		29,000	(109)	1,401	(1,510)
Intesa Sanpaolo SpA	JPM	(3.000%	)	03/20/2014	2.859%		100	0	5	(5)
Lennar Corp.	BPS	(5.000%	)	06/20/2015	1.894%		3,000	(295)	(92)	(203)
Lennar Corp.	DUB	(5.000%	)	09/20/2014	1.555%		1,200	(103)	(40)	(63)
Limited Brands, Inc.	MYC	(3.113%	)	09/20/2017	1.898%		2,000	(126)	0	(126)
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	1.175%		1,000	(49)	0	(49)
Masco Corp.	BRC	(1.000%	)	09/20/2012	0.728%		2,145	(4)	48	(52)
New York Times Co.	BRC	(1.000%	)	03/20/2015	1.880%		1,000	25	58	(33)
Pearson Dollar Finance PLC	CBK	(0.570%	)	06/20/2013	0.086%		1,500	(9)	0	(9)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.086%		1,500	(16)	0	(16)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.280%		800	(12)	0	(12)
Rexam PLC	CBK	(1.450%	)	06/20/2013	0.280%		12,000	(179)	0	(179)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	4.711%		1,000	46	(2)	48
Royal Bank of Scotland Group PLC	UAG	(1.000%	)	12/20/2016	5.350%		800	141	65	76
Societe Generale S.A.	CBK	(1.000%	)	06/20/2014	2.214%	EUR	2,500	85	154	(69)
Societe Generale S.A.	FBF	(3.000%	)	06/20/2014	2.214%		10,000	(239)	63	(302)
Societe Generale S.A.	MYC	(3.000%	)	06/20/2014	2.214%		10,000	(239)	16	(255)
Tate & Lyle International Finance PLC	BRC	(1.150%	)	06/20/2016	0.444%	$	3,500	(104)	0	(104)

								$(1,032)	$2,858	$(3,890)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	JPM	1.000%	09/20/2016	0.610%	$	20,000	$349	$146	$203
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		5,000	87	36	51
BP Capital Markets America, Inc.	CBK	5.000%	06/20/2015	0.660%		250	36	5	31
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.702%		900	134	15	119
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.876%		16,300	70	(174)	244
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.463%		7,300	(246)	(213)	(33)
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%		30,100	129	(329)	458
Brazil Government International Bond	HUS	1.000%	06/20/2020	1.463%		11,600	(392)	(339)	(53)
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.876%		7,000	30	(80)	110

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.876%	$	19,600	$84	$(263)	$347
Egypt Government International Bond	DUB	1.000%	03/20/2016	5.319%		100	(15)	(12)	(3)
Egypt Government International Bond	JPM	1.000%	03/20/2016	5.319%		700	(106)	(86)	(20)
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.003%		1,000	0	(7)	7
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	1.003%		4,000	1	(32)	33
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.003%		2,400	0	(19)	19
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.003%		7,500	1	(50)	51
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.036%		1,000	(1)	(8)	7
General Electric Capital Corp.	UAG	1.000%	12/20/2012	0.372%		18,300	90	(209)	299
Goldman Sachs Group, Inc.	DUB	1.000%	09/20/2012	1.436%		15,400	(27)	(166)	139
International Lease Finance Corp.	BOA	5.000%	06/20/2016	4.321%		1,400	37	(85)	122
International Lease Finance Corp.	DUB	5.000%	06/20/2016	4.321%		1,100	29	(58)	87
Japan Government International Bond	BOA	1.000%	12/20/2015	0.737%		17,500	175	383	(208)
Japan Government International Bond	CBK	1.000%	06/20/2016	0.819%		5,600	44	(1)	45
Japan Government International Bond	DUB	1.000%	12/20/2015	0.737%		3,100	31	64	(33)
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%		31,200	311	660	(349)
Japan Government International Bond	HUS	1.000%	06/20/2016	0.819%		9,100	72	(4)	76
Japan Government International Bond	JPM	1.000%	12/20/2015	0.737%		44,600	446	983	(537)
Japan Government International Bond	RYL	1.000%	12/20/2015	0.737%		12,100	121	272	(151)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	1.534%		300	(1)	(10)	9
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2012	1.534%		18,500	(41)	(514)	473
MetLife, Inc.	BOA	1.000%	09/20/2013	1.033%		1,300	0	(63)	63
MetLife, Inc.	SOG	1.000%	09/20/2013	1.033%		11,500	(1)	(538)	537
Morgan Stanley	JPM	1.000%	09/20/2012	2.172%		15,000	(79)	(276)	197
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.549%		5,200	14	(64)	78
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.549%		1,000	3	(6)	9
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	0.549%		1,000	4	(5)	9
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.994%		7,500	5	(45)	50
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.994%		1,000	1	(7)	8

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Qatar Government International Bond	MYC	1.000%	03/20/2016	0.994%	$	2,500	$2	$(20)	$22
SLM Corp.	BOA	5.000%	03/20/2016	3.738%		300	14	1	13
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%	JPY	352,200	(98)	(511)	413
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	5.928%		206,800	(87)	(451)	364
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	7.001%		39,000	(33)	(97)	64
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	6.866%		134,000	(130)	(289)	159
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	5.926%		20,000	(3)	(41)	38
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.288%	$	4,200	98	51	47
United Kingdom Gilt	BPS	1.000%	12/20/2015	0.389%		35,200	807	826	(19)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		15,000	348	116	232
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.389%		19,100	437	443	(6)
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.288%		19,500	453	227	226
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.389%		1,100	25	26	(1)
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.288%		20,200	469	227	242
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.288%		22,000	510	212	298

							$4,207	$(379)	$4,586

Credit Default Swaps on Credit Indices - Sell Protection (3)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/ (Received)	Unrealized (Depreciation)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015	$	51,300	$5,240	$6,860	$(1,620)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		33,400	3,412	4,489	(1,077)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		26,500	2,707	3,934	(1,227)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		50,000	5,107	7,050	(1,943)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		13,600	1,389	1,904	(515)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		21,500	2,196	3,006	(810)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		23,800	2,432	3,273	(841)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		15,700	1,603	2,206	(603)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		14,300	1,583	1,931	(348)

						$25,669	$34,653	$(8,984)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BPS	EUR	58,800	$(1,161)	$(261)	$(900)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BRC		7,600	(150)	(81)	(69)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	UAG		25,900	(512)	(209)	(303)
Pay	1-Year BRL-CDI	9.970%	01/02/2014	BRC	BRL	64,100	203	0	203
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		360,000	1,930	1,308	622
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		386,800	2,301	2,109	192
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		241,400	1,608	810	798
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		602,500	4,324	2,425	1,899
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		456,400	3,516	2,020	1,496
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		10,600	102	35	67
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BPS	$	29,300	(111)	(15)	(96)
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BRC		27,900	(106)	(19)	(87)

							$11,944	$8,122	$3,822

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate (7)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSTR Index	3,069,600	3-Month U.S. Treasury Bill rate plus a specified spread	$	877,850	04/26/2012	BOA	$(2,032)
Receive	BCC2GO1P Index	13,011	0.230%		13,730	04/26/2012	BRC	(148)
Receive	BCC2LP1P Index	14,674	0.240%		9,990	04/26/2012	BRC	117
Receive	BXCS1461 Index	585,964	3-Month U.S. Treasury Bill rate plus a specified spread		1,469,210	04/26/2012	BRC	(2,529)
Receive	DJUBSF3T Index	955,880	3-Month U.S. Treasury Bill rate plus a specified spread		593,500	04/26/2012	BRC	(1,921)
Receive	CVICSTR3 Index	2,704,504	3-Month U.S. Treasury Bill rate plus a specified spread		828,790	04/26/2012	CBK	(1,925)
Receive	DJUBSF3T Index	960,326	3-Month U.S. Treasury Bill rate plus a specified spread		596,260	04/26/2012	CBK	(1,927)
Receive	DJUBSTR Index	7,323,016	3-Month U.S. Treasury Bill rate plus a specified spread		2,094,250	04/26/2012	DUB	(4,848)
Receive	RCCT0020 Index	2,559,106	3-Month U.S. Treasury Bill rate plus a specified spread		730,830	04/26/2012	DUB	(1,965)
Pay	DJUBSHG Index	128,702	0.000%		51,308	04/26/2012	FBF	(439)
Receive	DJUBSTR Index	3,908,289	3-Month U.S. Treasury Bill rate plus a specified spread		1,117,700	04/26/2012	FBF	(2,587)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Total Return Swaps on Indices (Cont.)
Pay/Receive	Underlying Reference	# of Units	Financing Rate (7)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	DJUBSTR Index	156,304	3-Month U.S. Treasury Bill rate plus a specified spread	$	44,700	04/26/2012	FBF	$103
Receive	SPGCICP Index	70,833	0.000%		52,373	04/26/2012	FBF	611
Receive	DJUBSTR Index	513,249	3-Month U.S. Treasury Bill rate plus a specified spread		146,780	04/26/2012	GLM	(340)
Receive	ENHGD84T Index	6,295,847	3-Month U.S. Treasury Bill rate plus a specified spread		2,292,270	04/26/2012	GLM	(4,264)
Receive	DJUBSF3T Index	1,002,539	3-Month U.S. Treasury Bill rate plus a specified spread		622,470	04/26/2012	JPM	(2,011)
Pay	DJUBSLC3 Index	368,595	0.100%		49,333	04/26/2012	JPM	1,324
Pay	DJUBSLH3 Index	110,347	0.000%		18,512	04/26/2012	JPM	288
Receive	DJUBSTR Index	7,535,337	3-Month U.S. Treasury Bill rate plus a specified spread		2,154,970	04/26/2012	JPM	(4,988)
Receive	JMC1DLH5 Index	88,952	0.000%		18,600	04/26/2012	JPM	(282)
Receive	JMCU305E Index	405,365	0.000%		55,081	04/26/2012	JPM	(1,243)
Receive	DJUBSAL Index	124,167	0.240%		5,860	04/26/2012	MYC	(119)
Receive	DJUBSF3T Index	424,340	3-Month U.S. Treasury Bill rate plus a specified spread		263,470	04/26/2012	MYC	(850)
Receive	DJUBSLI Index	204,176	0.200%		7,310	04/26/2012	MYC	(216)
Receive	DJUBSNI Index	13,418	0.240%		2,620	04/26/2012	MYC	37
Receive	DJUBSPR Index	86,332	0.180%		22,200	04/26/2012	MYC	223
Receive	DJUBSZS Index	37,208	0.240%		2,580	04/26/2012	MYC	3
Receive	SPGSBRP Index	43,717	0.150%		39,630	04/26/2012	MYC	(444)
Receive	MOTT3001 Index	7,094,474	3-Month U.S. Treasury Bill rate plus a specified spread		2,215,858	12/27/2013	MYC	(39,481)
Receive	MOTT3002 Index	11,307,882	3-Month U.S. Treasury Bill rate plus a specified spread		3,498,007	12/27/2013	MYC	(62,360)
Receive	DJUBSTR Index	1,272,003	3-Month U.S. Treasury Bill rate plus a specified spread		363,770	04/26/2012	SOG	(842)
Receive	DJUBSTR Index	5,134,101	3-Month U.S. Treasury Bill rate plus a specified spread		1,468,260	04/26/2012	UAG	(3,399)
Pay	DJUBSTR Index	289,529	3-Month U.S. Treasury Bill rate plus a specified spread		82,800	04/26/2012	UAG	190

								$(138,264)

(7)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

Variance Swaps
Pay/ Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn July Futures	$0.083	06/22/2012	DUB	$	17,360	$(55)	$0	$(55)
Pay	CBOT Corn May Futures	0.078	04/20/2012	DUB		6,830	(30)	0	(30)
Pay	London Gold Market Fixing Ltd. PM	0.033	04/04/2012	DUB		20	0	0	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

Variance Swaps (Cont.)
Pay/ Receive Variance	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	London Gold Market Fixing Ltd. PM	$0.033	04/04/2012	MYC	$	55,249	$494	$0	$494
Pay	London Gold Market Fixing Ltd. PM	0.032	04/10/2012	DUB		14,640	99	0	99
Pay	London Gold Market Fixing Ltd. PM	0.032	04/17/2012	SOG		18,320	182	0	182
Pay	London Gold Market Fixing Ltd. PM	0.044	04/18/2012	MYC		13,830	150	0	150
Pay	London Gold Market Fixing Ltd. PM	0.044	04/27/2012	DUB		10,720	186	0	186
Pay	London Gold Market Fixing Ltd. PM	0.046	05/01/2012	GST		1,540	29	0	29
Pay	London Gold Market Fixing Ltd. PM	0.046	05/01/2012	SOG		17,470	328	0	328
Pay	London Gold Market Fixing Ltd. PM	0.044	05/09/2012	GST		9,620	146	0	146
Pay	London Gold Market Fixing Ltd. PM	0.037	05/29/2012	DUB		21,690	126	0	126
Pay	NYMEX Natural Gas May Futures	0.209	04/25/2012	JPM		3,130	(16)	0	(16)
Pay	NYMEX Natural Gas May Futures	0.214	04/25/2012	SOG		3,440	10	0	10
Pay	NYMEX Natural Gas May Futures	0.215	04/25/2012	JPM		2,760	75	0	75
Pay	NYMEX Natural Gas May Futures	0.244	04/25/2012	SOG		440	(1)	0	(1)
Pay	NYMEX Natural Gas May Futures	0.248	04/25/2012	SOG		4,840	182	0	182
Pay	NYMEX WTI Crude May Futures	0.096	04/17/2012	DUB		9,370	379	0	379
Pay	NYMEX WTI Crude May Futures	0.106	04/17/2012	DUB		6,890	356	0	356

							$2,640	$0	$2,640

(h)	Purchased options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - OTC Brent Crude July Futures	GST	$140.000	06/11/2012	234	$585	$234
Call - OTC Corn July Futures	AZD	660.000	06/22/2012	1,095	2,459	1,629
Put - OTC Heating Oil December Futures	GST	250.000	11/27/2012	791	1,533	1,412
Put - OTC London Gold Market Fixing Ltd. PM	GST	1,565.000	08/06/2012	16,800	1,428	432
Put - OTC London Gold Market Fixing Ltd. PM	GST	1,650.000	08/08/2012	6,700	804	366
Call - OTC WTI Crude December Futures	DUB	130.000	11/15/2013	576	4,147	2,097
Call - OTC WTI Crude December Futures	FBF	120.000	11/15/2013	50	710	287
Call - OTC WTI Crude December Futures	JPM	130.000	11/15/2013	98	684	357
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	1,020	6,326	3,019
Call - OTC WTI Crude December Futures	UAG	130.000	11/15/2013	150	1,122	546

					$19,798	$10,379

(i)	Written options outstanding on March 31, 2012:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Brent Crude December Futures	DUB	$140.000	11/11/2013	576	$4,303	$(2,488)
Call - OTC Brent Crude December Futures	FBF	129.000	11/11/2013	50	713	(333)
Put - OTC Brent Crude December Futures	GST	86.000	11/12/2012	791	1,832	(1,313)
Call - OTC Brent Crude December Futures	JPM	140.000	11/11/2013	98	706	(423)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	1,020	6,426	(3,631)
Call - OTC Brent Crude December Futures	UAG	140.000	11/11/2013	150	1,164	(648)
Call - OTC Corn December Futures	AZD	580.000	06/22/2012	1,095	2,066	(778)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,565.000	08/06/2012	16,800	1,428	(773)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,650.000	08/08/2012	6,700	864	(601)
Call - OTC RBOB Gasoline June Futures	GST	350.000	05/25/2012	234	663	(501)

					$20,165	$(11,489)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	115,700	$0	$(334)
Put - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		115,700	0	(61)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		139,200	0	(402)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		139,200	0	(73)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		276,200	0	(2,164)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		276,200	0	(278)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		310,200	0	(1,616)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		310,200	0	(547)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		220,000	2,596	(3,015)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		220,000	4,136	(3,478)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.500%	09/24/2012		311,100	2,550	(3,074)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.500%	09/24/2012		311,100	4,376	(3,126)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		479,200	5,699	(6,568)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		479,200	9,301	(7,576)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		13,200	90	0
Put - OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		18,500	128	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		8,800	58	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		44,000	299	0

								$29,233	$(32,312)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	BPS	218.803	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	02/11/2021	$	85,000	$863	$(290)
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020		160,900	1,359	(253)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		325,100	2,907	(538)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		33,400	431	(60)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		36,600	275	(94)
Floor - OTC CPURNSA Index	RYL	217.965	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or 0	09/28/2015		9,100	211	(47)

							$6,046	$(1,282)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 03/31/2011	10,422	$4,909,100	AUD	0	EUR	0	$48,647
Sales	40,786	11,390,700		271,800		94,800	115,023
Closing Buys	(16,237)	(10,992,100)		0		(94,800)	(97,069)
Expirations	0	0		(271,800)		0	(2,579)
Exercised	(7,457)	(869,900)		0		0	(8,578)

Balance at 03/31/2012	27,514	$4,437,800	AUD	0	EUR	0	$55,444

(j)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	05/01/2042	$3,000	$3,063	$(3,073)
Fannie Mae	4.000%	05/01/2042	3,000	3,123	(3,140)

				$6,186	$(6,213)

(k)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	30,253	04/2012	BRC	$0	$(443)	$(443)
Buy		50,190	04/2012	DUB	124	0	124
Buy		1,585	04/2012	JPM	0	(33)	(33)
Sell		921,556	04/2012	JPM	29,446	0	29,446
Buy		26,470	04/2012	UAG	0	(38)	(38)
Buy	BRL	111,915	04/2012	BRC	0	(2,900)	(2,900)
Sell		111,915	04/2012	BRC	3,085	0	3,085
Sell		111,915	06/2012	BRC	2,928	0	2,928
Sell	CAD	227,175	06/2012	BRC	1,965	0	1,965
Buy		308	06/2012	CBK	0	(1)	(1)
Buy	CNY	487,349	06/2012	BRC	1,029	0	1,029
Sell		424,157	06/2012	BRC	67	(17)	50
Buy		141,190	06/2012	DUB	0	(113)	(113)
Sell		135,802	06/2012	FBF	0	(33)	(33)
Sell		263,209	06/2012	HUS	4	0	4
Buy		201,010	10/2012	GST	156	0	156
Buy	EUR	9,284	04/2012	BRC	292	0	292
Sell		49,963	04/2012	BRC	0	(2,594)	(2,594)
Buy		174,785	04/2012	CBK	2,287	0	2,287
Sell		36,995	04/2012	CBK	0	(2,002)	(2,002)
Buy		102,413	04/2012	DUB	2,440	(6)	2,434
Sell		117,875	04/2012	DUB	0	(5,979)	(5,979)
Buy		60,012	04/2012	FBF	564	0	564
Buy		117,075	04/2012	JPM	1,347	0	1,347
Buy		60,247	04/2012	MSC	530	0	530
Buy		21,235	04/2012	RBC	1,132	0	1,132
Sell		2,484	04/2012	RBC	0	(145)	(145)
Buy		115,997	04/2012	UAG	779	0	779
Sell		577,279	04/2012	UAG	0	(7,413)	(7,413)
Sell		157,266	05/2012	CBK	0	(1,998)	(1,998)
Sell		60,660	05/2012	DUB	0	(152)	(152)
Sell		60,012	05/2012	FBF	0	(563)	(563)
Sell		98,597	05/2012	JPM	0	(1,067)	(1,067)
Sell		39,010	05/2012	MSC	0	(125)	(125)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	71,326	05/2012	UAG	$0	$(15)	$(15)
Sell		298	06/2012	BRC	0	(3)	(3)
Sell		64	06/2012	BSN	0	(2)	(2)
Buy		30,408	06/2012	CBK	616	(1)	615
Buy		555	06/2012	DUB	4	0	4
Buy		8,252	06/2012	JPM	106	0	106
Sell		109	06/2012	MSC	0	(2)	(2)
Buy		20,826	06/2012	RBC	458	0	458
Sell		169	06/2012	RBC	0	(4)	(4)
Buy		797	06/2012	UAG	14	0	14
Buy	GBP	39,480	04/2012	BRC	766	0	766
Buy		12,600	04/2012	CBK	229	0	229
Buy		77,298	04/2012	FBF	402	0	402
Sell		113,553	04/2012	GST	0	(3,674)	(3,674)
Sell		30,228	04/2012	JPM	0	(990)	(990)
Buy		2,442	04/2012	RBC	38	0	38
Buy		11,961	04/2012	UAG	162	0	162
Sell		39,480	05/2012	BRC	0	(766)	(766)
Sell		77,298	05/2012	FBF	0	(403)	(403)
Sell	IDR	2,425,687	07/2012	UAG	0	(5)	(5)
Buy	INR	2,000,000	07/2012	BRC	0	(4,450)	(4,450)
Sell		4,743,965	07/2012	BRC	1,112	(1,326)	(214)
Buy		4,000,000	07/2012	CBK	0	(10,183)	(10,183)
Sell		567,112	07/2012	DUB	0	(682)	(682)
Sell		419,112	07/2012	GST	0	(557)	(557)
Sell		903,184	07/2012	HUS	0	(1,043)	(1,043)
Buy		4,727,820	07/2012	JPM	0	(1,014)	(1,014)
Sell		4,094,447	07/2012	JPM	1,569	(1,087)	482
Sell	JPY	31,000,000	04/2012	HUS	29,737	0	29,737
Sell		11,400,000	05/2012	UAG	10,539	0	10,539
Buy		100,000	06/2012	BRC	0	(8)	(8)
Sell		6,863,958	06/2012	BRC	557	0	557
Buy		16,579	06/2012	CBK	0	(1)	(1)
Buy		451,500	06/2012	MSC	0	(53)	(53)
Buy	KRW	201,872	07/2012	UAG	0	(2)	(2)
Sell	MXN	165,000	05/2012	BRC	94	0	94
Sell		1,615,000	05/2012	UAG	0	(189)	(189)
Buy		79,338	06/2012	HUS	3	(14)	(11)
Sell		127,083	06/2012	HUS	80	0	80
Buy		563	06/2012	JPM	0	0	0
Buy		3,988	06/2012	UAG	0	0	0
Sell	MYR	61,658	04/2012	BRC	0	(842)	(842)
Buy		54,217	04/2012	CBK	169	0	169
Sell		61,534	04/2012	DUB	0	(836)	(836)
Sell		18,639	04/2012	HUS	0	(257)	(257)
Sell		145,848	04/2012	JPM	0	(1,977)	(1,977)
Buy		231,265	04/2012	UAG	0	(1,159)	(1,159)
Buy	PHP	6,659	06/2012	CBK	0	0	0
Buy	SGD	1,186	05/2012	UAG	6	0	6

					$94,836	$(57,167)	$37,669

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$110,092	$0	$110,092
Corporate Bonds & Notes
Banking & Finance	0	1,356,801	0	1,356,801
Industrials	0	234,166	3,675	237,841
Utilities	0	97,269	0	97,269
Convertible Bonds & Notes
Industrials	0	4,015	0	4,015
Municipal Bonds & Notes
California	0	8,270	0	8,270
New Jersey	0	2,991	0	2,991
Ohio	0	1,851	0	1,851
Puerto Rico	0	3,314	0	3,314
Texas	0	2,983	0	2,983
West Virginia	0	7,695	0	7,695
U.S. Government Agencies	0	145,332	65,629	210,961
U.S. Treasury Obligations	0	19,467,805	0	19,467,805
Mortgage-Backed Securities	0	839,729	0	839,729
Asset-Backed Securities	0	425,815	11,459	437,274
Sovereign Issues	0	1,119,072	0	1,119,072
Preferred Securities
Banking & Finance	13,731	6,457	0	20,188
Short-Term Instruments
Certificates of Deposit	0	90,322	0	90,322
Repurchase Agreements	0	241,147	0	241,147
Japan Treasury Bills	0	512,225	0	512,225
Mexico Treasury Bills	0	138,387	0	138,387
U.S. Treasury Bills	0	1,866,672	0	1,866,672
PIMCO Short-Term Floating NAV Portfolios	344,927	0	0	344,927
Purchased Options
Commodity Contracts	0	10,379	0	10,379
	$358,658	$26,692,789	$80,763	$27,132,210

Short Sales, at value	$0	$(6,213)	$0	$(6,213)

Financial Derivative Instruments (7) - Assets
Commodity Contracts	11,863	14,616	2,981	29,460
Credit Contracts	0	6,592	0	6,592
Foreign Exchange Contracts	0	94,836	0	94,836
Interest Rate Contracts	14,122	5,366	0	19,488
	$25,985	$121,410	$2,981	$150,376

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	(12,727)	(174,756)	(543)	(188,026)
Credit Contracts	0	(14,880)	0	(14,880)
Foreign Exchange Contracts	0	(57,167)	0	(57,167)
Interest Rate Contracts	(222)	(33,767)	(1,282)	(35,271)
	$(12,949)	$(280,570)	$(1,825)	$(295,344)
Totals	$371,694	$26,527,416	$81,919	$26,981,029

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Bank Loan Obligations	$4,960	$0	$(5,000)	$0	$0	$40	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	9,581	0	(8,775)	11	5	53	0	(875)	0	0
Industrials	0	3,500	0	0	0	175	0	0	3,675	175
U.S. Government Agencies	72,583	0	(6,894)	0	0	(60)	0	0	65,629	(36)
Asset-Backed Securities	107,443	2,308	(26,714)	491	557	976	8,966	(82,568)	11,459	(37)
Purchased Options
Interest Rate Contracts	3,918	0	(221)	0	(2,942)	(755)	0	0	0	0

	$198,485	$5,808	$(47,604)	$502	$(2,380)	$429	$8,966	$(83,443)	$80,763	$102

Financial Derivative Instruments (7) - Assets
Commodity Contracts	$0	$0	$0	$0	$0	$2,981	$0	$0	$2,981	$2,981

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(9,265)	$5,076	$0	$0	$(757)	$4,403	$0	$0	$(543)	$(543)
Interest Rate Contracts	(16,535)	0	0	0	7,757	7,496	0	0	(1,282)	2,763

	$(25,800)	$5,076	$0	$0	$7,000	$11,899	$0	$0	$(1,825)	$2,220

Totals	$172,685	$10,884	$(47,604)	$502	$4,620	$15,309	$8,966	$(83,443)	$81,919	$5,303

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2012

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$10,379	$0	$0	$0	$0	$10,379
Variation margin receivable on financial derivative instruments (2)	546	0	0	0	0	546
Unrealized appreciation on foreign currency contracts	0	0	0	94,836	0	94,836
Unrealized appreciation on OTC swap agreements	17,597	6,592	0	0	5,366	29,555

	$28,522	$6,592	$0	$94,836	$5,366	$135,316

Liabilities:
Written options outstanding	$11,489	$0	$0	$0	$33,594	$45,083
Variation margin payable on financial derivative instruments (2)	2,080	0	0	0	1,070	3,150
Unrealized depreciation on foreign currency contracts	0	0	0	57,167	0	57,167
Unrealized depreciation on OTC swap agreements	163,810	14,880	0	0	1,455	180,145

	$177,379	$14,880	$0	$57,167	$36,119	$285,545

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(12,459)	$0	$0	$0	$6,236	$(6,223)
Net realized gain (loss) on futures contracts	(9,285)	0	0	0	91,274	81,989
Net realized gain (loss) on written options	(2,263)	2,440	0	3,243	53,176	56,596
Net realized (loss) on swaps	(3,870,631)	(3,641)	0	0	(10,164)	(3,884,436)
Net realized gain on foreign currency transactions	0	0	0	4,638	0	4,638

	$(3,894,638)	$(1,201)	$0	$7,881	$140,522	$(3,747,436)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

March 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(10,155)	$0	$0	$0	$(1,427)	$(11,582)
Net change in unrealized appreciation (depreciation) on futures contracts	(4,156)	0	0	0	15,174	11,018
Net change in unrealized appreciation (depreciation) on written options	13,262	(1,137)	0	0	15,774	27,899
Net change in unrealized (depreciation) on swaps	(695,994)	(9,220)	0	0	(12,863)	(718,077)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	43,581	0	43,581

	$(697,043)	$(10,357)	$0	$43,581	$16,658	$(647,161)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $13,036 as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO CommodityRealReturn Strategy Fund®			PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
AZD	$0	$0	$0	$(812)	$0	$(812)
BOA	592	(560)	32	(2,032)	56,101	54,069
BPS	(757)	1,309	552	0	0	0
BRC	5,189	(5,870)	(681)	(7,931)	135,645	127,714
BSN	(2)	0	(2)	0	0	0
CBK	(15,452)	16,805	1,353	(3,759)	90,812	87,053
DUB	(22,516)	22,489	(27)	(9,101)	95,246	86,145
FBF	206	0	206	(2,358)	71,647	69,289
GLM	0	0	0	(4,604)	96,054	91,450
GST	(3,858)	(860)	(4,718)	(569)	(1,370)	(1,939)
HUS	39,685	(38,440)	1,245	0	0	0
JPM	28,281	(28,610)	(329)	(6,917)	176,971	170,054
MSC	350	(1,120)	(770)	0	0	0
MYC	2,744	(3,570)	(826)	(105,701)	57,678	(48,023)
RBC	1,479	(1,430)	49	0	0	0
RYL	2,677	(2,260)	417	0	0	0
SOG	539	(550)	(11)	(141)	22,989	22,848
UAG	5,701	(7,330)	(1,629)	(3,304)	74,184	70,880

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 6 Principal Risks in the Notes to Financial Statements for more information regarding Credit and Counterparty Risks.

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

March 31, 2012

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

ANNUAL REPORT	MARCH 31, 2012	45

Notes to Financial Statements (Cont.)

(c) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2012

agreements, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net assets to be adjusted to reconcile to net cash flows from operating activities.

(g) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Fund may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

ANNUAL REPORT	MARCH 31, 2012	47

Notes to Financial Statements (Cont.)

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2012

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Fund uses these fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Consolidated Schedule of Investments for the Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such

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fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of March 31, 2012, the Fund had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables,

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Notes to Financial Statements (Cont.)

home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods

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of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which

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Notes to Financial Statements (Cont.)

are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Consolidated Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Consolidated Statement of Operations serve as indicators of the volume of financial derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

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(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Fund may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Fund’s custody account. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

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Notes to Financial Statements (Cont.)

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, commodity forward, credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security, from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Commodity Forward Swap Agreements  The Fund may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery

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Notes to Financial Statements (Cont.)

value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2012 for which the Fund is the seller of protection are disclosed in the Notes to the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Fund may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

ANNUAL REPORT	MARCH 31, 2012	59

Notes to Financial Statements (Cont.)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its

ANNUAL REPORT	MARCH 31, 2012	61

Notes to Financial Statements (Cont.)

total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Consolidated Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

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Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Consolidated Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Consolidated Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Consolidated Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of March 31, 2012 of the Commodity Subsidiary to the Fund (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Cayman Commodity Fund I Ltd.	07/21/2006	08/01/2006	$21,397,292	$3,932,071	18.4%

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that

ANNUAL REPORT	MARCH 31, 2012	63

Notes to Financial Statements (Cont.)

has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes
0.25%	0.35%	0.25%	0.70%(2)	0.45%(3)
(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.05% to 0.70% per annum.
(3)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2012.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2012, the Distributor received $18,790,288 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as Waiver by PIMCO. For the period ended March 31, 2012, the amount was $30,746,279.

ANNUAL REPORT	MARCH 31, 2012	65

Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2012, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$448,751	$458,689

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended March 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation	Market Value 03/31/2012	Dividend Income
$924,802	$7,350,791	$(7,931,400)	$726	$8	$344,927	$690

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

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11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$48,188,527	$49,398,107	$3,115,186	$3,686,721

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO CommodityRealReturn Strategy Fund®
	Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	983,015	$7,973,658	946,559	$8,132,410
Class P	124,480	1,015,473	127,526	1,105,648
Administrative Class	59,015	472,160	62,638	527,036
Class D	63,241	504,771	73,494	635,541
Class A	131,416	1,059,613	132,007	1,134,541
Class B	550	4,308	476	4,079
Class C	31,003	246,829	43,564	372,504
Class R	1,609	12,158	489	4,429

Issued as reinvestment of distributions
Institutional Class	396,713	2,927,220	146,718	1,255,730
Class P	24,924	184,124	5,185	44,579
Administrative Class	35,021	258,301	13,071	109,137
Class D	36,242	266,470	10,860	92,009
Class A	72,530	531,636	22,264	187,636
Class B	1,951	14,101	861	7,037
Class C	24,102	172,151	7,098	58,616
Class R	219	1,537	7	61

ANNUAL REPORT	MARCH 31, 2012	67

Notes to Financial Statements (Cont.)

	PIMCO CommodityRealReturn Strategy Fund®
	Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount

Cost of shares redeemed
Institutional Class	(1,050,883)	$(8,390,760)	(571,627)	$(4,813,391)
Class P	(126,770)	(993,234)	(46,488)	(399,630)
Administrative Class	(161,442)	(1,160,761)	(94,472)	(745,076)
Class D	(73,881)	(588,080)	(51,779)	(429,616)
Class A	(161,189)	(1,275,661)	(82,593)	(691,635)
Class B	(5,576)	(42,696)	(4,167)	(34,074)
Class C	(39,607)	(303,537)	(24,820)	(201,524)
Class R	(598)	(4,261)	(12)	(110)
Net increase resulting from Fund share transactions	366,085	$2,885,520	716,859	$6,355,937

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2012, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund® in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In

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addition, the IRS issued another private letter ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the Fund. Based on such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral	Qualified Late-Year Loss Deferral
$475,292	$59,193	$614,324	$(139,330)	$0	$0	$0
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

As of March 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$26,500,334	$759,970	$(128,094)	$631,876
(3)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2012	69

Notes to Financial Statements (Cont.)

March 31, 2012

For the fiscal years ended March 31, 2012 and March 31, 2011, respectively, the Fund made the following tax basis distributions (amounts in thousands):

March 31, 2012			March 31, 2011
Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
$5,789,307	$107,804	$0	$2,149,997	$0	$0
(4)	Includes short-term capital gains, if any, distributed.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

70	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO CommodityRealReturn Strategy Fund®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn Strategy Fund® (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

ANNUAL REPORT	MARCH 31, 2012	71

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BCY	Barclay Capital, Inc.	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	JPMorgan Securities, Inc.
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RBS	RBS Securities, Inc.
FBF	Credit Suisse International	RDR	RBC Dain Rausher, Inc.
FOB	Credit Suisse Securities (USA) LLC	RYL	Royal Bank of Scotland Group PLC
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNY	Chinese Renminbi	MYR	Malaysian Ringgit
EUR	Euro	PHP	Philippine Peso
GBP	British Pound	SEK	Swedish Krona
IDR	Indonesian Rupiah	SGD	Singapore Dollar
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
COMEX	Commodity Exchange, Inc.	OTC	Over-the-Counter
KCBT	Kansas City Board of Trade

Index Abbreviations:
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DTDBRT CAL12	2012 Calendar Dated Brent
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DTDBRTCO CAL12	2012 Calendar Dated Brent Margin
CAL12BRENT	2012 Calendar Brent	ENHGD84T	Dow Jones-AIG E84 Total Return
CAL12LLS	2012 Calendar Light Louisiana Sweet Crude	EUMARGIN CAL12	2012 Calendar European Refined Margin
CDX.EM	Credit Derivatives Index - Emerging Markets	EUROBOB CAL12	2012 Calendar Euro-Bob Gasoline
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	EUROBOBCO CAL12	2012 Calendar Margin Eurobob Gasoline vs Brent
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	EUROJETCAL12	2012 Calendar NWE CIF Jet Fuel
DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	EUROJETCOCAL12	2012 Calendar Margin NWE CIF Jet vs Brent
DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	FOCOCAL13	2013 Calendar Margin Platts NWE 1% FBO CGO Fuel vs Brent Crack
DJUBSHG	Dow Jones-UBS Copper Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
DJUBSLC3	Dow Jones-UBS Live Cattle Sub-Index 3 Month Forward	GOCAL CAL12	2012 Calendar ICE Gasoil vs Brent Crack
DJUBSLH3	Dow Jones-UBS Lean Hogs Sub-Index 3 Month Forward	GOCOCAL CAL12	2012 Calendar Margin ICE Gasoil vs Brent
DJUBSLI	Dow Jones-UBS Livestock Sub-Index	JMC1DLH5	Dow Jones-UBS Lean Hogs Sub-Index 5 Month Forward
DJUBSNI	Dow Jones-UBS Nickel Sub-Index	JMCU305E	JPMorgan Live Cattle Sub-Index

72	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Index Abbreviations: (Cont.)
DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	LSFOCAL12	2012 Calendar Platts NWE 1% Fuel Oil Cargoes
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	LSFOCOCAL12	2012 Calendar Margin Platts Northwest Europe 1% Fuel Oil Cargoes vs Brent
MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return	RBOBCO 4Q12	4th Quarter of 2012 Margin RBOB Gasoline vs Brent
MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return	RCCT0020	RBSCI Customized Trading Strategy 0020 Index
NGCAL19	2019 Calendar Natural Gas	SPGCICP	S&P GSCI Copper Index Excess Return
Q3LLS12	3rd Quarter of 2012 Light Louisiana Sweet Crude	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index
QSCOCAL13	2013 Calendar Margin ICE Gasoil vs Brent

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	oz.	Ounce
CDO	Collateralized Debt Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	WTI	West Texas Intermediate

ANNUAL REPORT	MARCH 31, 2012	73

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2012) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
0.04%	0.04%	$218,141	$453,074

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.
Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management L.P.	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.
Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2012	75

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO and Senior Vice President, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.
Peter G. Strelow (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transaction with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2012	77

Privacy Policy (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3011AR_033112

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2012

PIMCO Real Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

During the reporting period, market volatility reached a state of heightened intensity brought on by a number of diverse yet inter-related events. In response, investors oscillated between being either “risk on” or “risk off” throughout the period, which further contributed to overall market volatility. The European sovereign debt crisis, in particular, amplified global concerns over a Greek default, systemic contagion to the rest of the region and the negative impact such a sovereign default (or defaults) would have on the global banking sector. The European Central Bank initiated a number of long-term debt refinancing programs, via large injections of liquidity, to help contain the crisis and stabilize the European banking system. Nonetheless, several Eurozone countries struggled to implement austerity measures mandated by interim technocratic governments, which led to sovereign debt downgrades by the major rating agencies.

In early March, Greece completed an orderly debt swap with private creditors and worked towards restructuring the majority of its public debt. The European Union, via the European Central Bank, agreed to provide Greece with billions of euros in financing over time to help recapitalize Greek banks and support the government. This “organized Greek default” (orchestrated via coordinated efforts globally) contributed to improved investor confidence. However, we believe the European sovereign debt crisis is far from over and should remain a factor causing continued sovereign credit market downside. The Eurozone crisis highlights a number of problems facing many European countries, in which peripheral (and in some cases central) European economies suffer from a loss of competitiveness, negative demographics, currency rigidity, and high sovereign debt levels.

Within the U.S., polarization in Washington led to political theatrics over the debt ceiling debate. At its most recent conclusion, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s, highlighting the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Expanded quantitative easing policies by the Federal Reserve helped provide needed stimulus to a struggling economy and better than expected automobile and manufacturing output provided signs of modest improvement for the U.S. economy. In addition, the overall rate of U.S. unemployment declined over the period, which was an encouraging development though far from being at a level near full employment.

Finally, ongoing social unrest and political uncertainty in the Middle East and North Africa caused instability in the region. The uprising in Syria and Iran’s “saber rattling” in response to Western economic sanctions continue to cause concern worldwide. Most troublesome, the rising tension between Iran and Israel exerted upward pressure on oil prices at a time when the global economy is beginning to show clear signs of slowdown from its 2009-2011 cyclic uptick.

The heightened unpredictability inherent in the markets today present investors with an unusual set of global dynamics that exhibit both increased risks and challenges but also potential opportunities. We believe that such unpredictability can translate into strategies that are generally defensive in nature yet are also flexible enough to be offensive as investment opportunities arise globally. Investor paralysis has never been a legitimate investment option.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower (and prices therefore higher) as investors favored higher quality assets due primarily to ongoing concerns over the European sovereign debt crisis. The yield on the benchmark ten-year U.S. Treasury note yielded 2.21%, or 1.26% lower than on March 31, 2011. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the European Central Bank reduced its main policy rate to 1.00%. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 7.71% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted a return of 12.20%, as represented by the Barclays Capital U.S. TIPS Index. TIPS gained on lower real yields across the maturity curve, as shorter maturity real yields fell significantly due to rising crude oil prices towards the latter part of the period. Longer-dated real yields rallied following “Operation Twist” as well

2	PIMCO REAL RETURN FUND

as due to strong institutional demand for the asset class. TIPS outperformed nominal U.S. Treasuries; while real and nominal yields rallied fairly in-line with each other, TIPS benefited from strong inflation accruals as inflation ran close to 3% for the reporting period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries due to healthy demand from investors (namely banks, money managers, real estate investment trusts (“REITs”), and non-U.S. institutions) as well as from diminished fears of a widespread refinancing wave. Commercial mortgage-backed securities (“CMBS”) also outperformed like-duration U.S. Treasuries amid strong investor demand for high-quality spread investments.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns over the period. The positive returns were largely driven by heavy inflows into the market on declining investor concerns over widespread municipal defaults. Municipal returns were also supported by a relatively light new-issue calendar over the period. Demand for BABs remained strong as these securities continue to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Investor risk sentiment changed periodically during the reporting period. When risk appetite did emerge, emerging market (“EM”) local sovereign debt and local currencies performed well. However, the period was predominately risk-off, driven largely by the European sovereign debt crisis, and U.S. dollar-denominated EM sovereign debt therefore outperformed other EM asset classes over the entire reporting period as investors sought some relative safety. Each EM fixed income asset class posted positive returns over the period except for EM currencies, which tend to be most responsive to changes in global risk sentiment.

■

U.S. equities, as measured by the S&P 500 Index, returned 8.54% due to increased investor risk appetite towards the latter part of the period. However, global equities, as represented by the MSCI World Index, returned 0.56%, and overall performance was impacted by investor concerns over the European sovereign debt crisis. Similar concerns also impacted returns of emerging market equities, as measured by the MSCI Emerging Markets Index, which declined 8.80% for the period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to the Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 21, 2012

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	3

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities entails additional risks, including political and economic risk and the risk of currency fluctuations; these risks may be enhanced in emerging markets. High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On the Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 5% in the first year to 0% after the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class A, Class B, Class C, Class D and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to

4	PIMCO REAL RETURN FUND

date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/25/00	04/08/98	01/29/97	01/29/97	01/29/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2012	5

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2012

Average Annual Total Return for the period ended March 31, 2012
	1 Year	5 Years	10 Years	Fund Inception (01/29/1997)
PIMCO Real Return Fund Institutional Class	11.31%	8.17%	7.90%	7.73%
PIMCO Real Return Fund Class P	11.19%	8.06%	7.79%	7.64%
PIMCO Real Return Fund Administrative Class	11.03%	7.90%	7.62%	7.46%
PIMCO Real Return Fund Class D	10.86%	7.72%	7.43%	7.28%
PIMCO Real Return Fund Class A	10.86%	7.70%	7.42%	7.27%
PIMCO Real Return Fund Class A (adjusted)	6.70%	7.04%	7.09%	7.05%
PIMCO Real Return Fund Class B	10.02%	6.89%	6.86%	6.90%
PIMCO Real Return Fund Class B (adjusted)	5.02%	6.59%	6.86%	6.90%
PIMCO Real Return Fund Class C	10.31%	7.16%	6.88%	6.73%
PIMCO Real Return Fund Class C (adjusted)	9.31%	7.16%	6.88%	6.73%
PIMCO Real Return Fund Class R	10.58%	7.43%	7.15%	6.99%
Barclays Capital U.S. TIPS Index	12.20%	7.60%	7.51%	6.98%	*
Lipper Treasury Inflation-Protected Securities Funds Average	10.09%	6.35%	7.07%	6.53%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.86% for Class D shares, 0.86% for Class A shares, 1.61% for Class B shares, 1.36% for Class C shares, and 1.11% for Class R shares.

6	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	Class P - PRLPX	Administrative Class - PARRX	Class D - PRRDX
Class A - PRTNX	Class B - PRRBX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown‡

U.S. Treasury Obligations	78.9%
Corporate Bonds & Notes	7.7%
Sovereign Issues	4.8%
Asset-Backed Securities	2.7%
Short-Term Instruments	2.2%
Other	3.7%

‡	% of Total Investments as of 03/31/12

Portfolio Insights

»

The PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted strong positive returns during the reporting period amid an aggressive rally in real yields on the back of an investor flight-to-quality and slower global growth expectations. However, an underweight to U.S. TIPS detracted from returns as U.S. real yields rallied.

»	Exposure to U.S. nominal duration (or sensitivity to changes in market interest rates) added to performance as nominal yields rallied during the reporting period.
»	Exposure to Australian real duration contributed to performance as Australian real yields declined during the reporting period.

»	Holdings of Italian inflation-linked bonds (linkers) primarily during the first half of the period detracted from returns as Italian real yields rose significantly during that time period.

»	Exposure to select investment grade corporate securities, especially within the financials sector, detracted from returns as spreads over U.S. Treasuries widened.

»

Exposure to a basket of select emerging market currencies between the second and fourth quarters of 2011 detracted from returns as these currencies depreciated against the U.S. dollar; however, short euro exposure during the entire reporting period somewhat limited the downside.

ANNUAL REPORT	MARCH 31, 2012	7

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2011 to March 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Beginning Account Value (10/01/11)	Ending Account Value (03/31/12)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,043.30	$2.40	$1,000.00	$1,022.65	$2.38	0.47%
Class P	1,000.00	1,042.80	2.91	1,000.00	1,022.15	2.88	0.57
Administrative Class	1,000.00	1,042.00	3.68	1,000.00	1,021.40	3.64	0.72
Class D	1,000.00	1,041.20	4.44	1,000.00	1,020.65	4.39	0.87
Class A	1,000.00	1,041.20	4.44	1,000.00	1,020.65	4.39	0.87
Class B	1,000.00	1,037.30	8.25	1,000.00	1,016.90	8.17	1.62
Class C	1,000.00	1,038.60	6.98	1,000.00	1,018.15	6.91	1.37
Class R	1,000.00	1,039.90	5.71	1,000.00	1,019.40	5.65	1.12

* Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8	PIMCO REAL RETURN FUND

Benchmark Descriptions

Benchmark Legal Name	Benchmark Description

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2012	9

Financial Highlights PIMCO Real Return Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
03/31/2012	$11.49	$0.34	$0.93	$1.27	$(0.42)	$(0.39)
03/31/2011	10.87	0.28	0.63	0.91	(0.29)	0.00
03/31/2010	10.00	0.40	0.93	1.33	(0.46)	0.00
03/31/2009	11.45	0.33	(1.05)	(0.72)	(0.34)	(0.39)
03/31/2008	10.89	0.62	0.91	1.53	(0.60)	(0.37)
Class P
03/31/2012	11.49	0.32	0.94	1.26	(0.41)	(0.39)
03/31/2011	10.87	0.28	0.62	0.90	(0.28)	0.00
03/31/2010	10.00	0.34	0.98	1.32	(0.45)	0.00
04/30/2008 - 03/31/2009	11.22	0.10	(0.63)	(0.53)	(0.30)	(0.39)
Administrative Class
03/31/2012	11.49	0.30	0.94	1.24	(0.39)	(0.39)
03/31/2011	10.87	0.25	0.64	0.89	(0.27)	0.00
03/31/2010	10.00	0.38	0.93	1.31	(0.44)	0.00
03/31/2009	11.45	0.27	(1.01)	(0.74)	(0.32)	(0.39)
03/31/2008	10.89	0.58	0.92	1.50	(0.57)	(0.37)
Class D
03/31/2012	11.49	0.29	0.93	1.22	(0.37)	(0.39)
03/31/2011	10.87	0.24	0.63	0.87	(0.25)	0.00
03/31/2010	10.00	0.36	0.93	1.29	(0.42)	0.00
03/31/2009	11.45	0.25	(1.01)	(0.76)	(0.30)	(0.39)
03/31/2008	10.89	0.57	0.91	1.48	(0.55)	(0.37)
Class A
03/31/2012	11.49	0.30	0.92	1.22	(0.37)	(0.39)
03/31/2011	10.87	0.23	0.63	0.86	(0.24)	0.00
03/31/2010	10.00	0.37	0.91	1.28	(0.41)	0.00
03/31/2009	11.45	0.23	(0.99)	(0.76)	(0.30)	(0.39)
03/31/2008	10.89	0.58	0.90	1.48	(0.55)	(0.37)

Please see footnotes on page 12

10	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate **

$(0.81)	$11.95	11.31%	$8,963,508	0.47%		0.47%		0.45%		0.45%		2.88%		129%
(0.29)	11.49	8.48	7,559,915	0.46		0.46		0.45		0.45		2.51		174
(0.46)	10.87	13.51	7,762,237	0.48		0.48		0.45		0.45		3.79		408
(0.73)	10.00	(5.91)	5,101,322	0.65		0.65		0.45		0.45		3.13		915
(0.97)	11.45	14.84	8,177,173	0.45		0.45		0.45		0.45		5.62		806

(0.80)	11.95	11.19	1,616,504	0.57		0.57		0.55		0.55		2.68		129
(0.28)	11.49	8.37	1,176,669	0.56		0.56		0.55		0.55		2.45		174
(0.45)	10.87	13.39	670,522	0.56		0.56		0.55		0.55		3.18		408
(0.69)	10.00	(4.38)	2,031	0.86	*	0.86	*	0.55	*	0.55	*	1.14	*	915

(0.78)	11.95	11.03	1,501,744	0.72		0.72		0.70		0.70		2.54		129
(0.27)	11.49	8.21	1,192,602	0.71		0.71		0.70		0.70		2.24		174
(0.44)	10.87	13.22	1,060,100	0.73		0.73		0.70		0.70		3.57		408
(0.71)	10.00	(6.14)	738,750	0.94		0.94		0.70		0.70		2.59		915
(0.94)	11.45	14.56	764,876	0.70		0.70		0.70		0.70		5.25		806

(0.76)	11.95	10.86	2,275,872	0.87		0.87		0.85		0.85		2.45		129
(0.25)	11.49	8.04	1,819,723	0.86		0.86		0.85		0.85		2.10		174
(0.42)	10.87	13.05	1,476,692	0.88		0.88		0.85		0.85		3.42		408
(0.69)	10.00	(6.30)	1,003,987	1.12	(b)	1.12	(b)	0.88	(b)	0.88	(b)	2.42		915
(0.92)	11.45	14.33	1,121,850	0.90		0.90		0.90		0.90		5.22		806

(0.76)	11.95	10.86	4,813,730	0.87	(c)	0.87	(c)	0.85	(c)	0.85	(c)	2.50		129
(0.24)	11.49	7.99	4,264,937	0.91		0.91		0.90		0.90		2.06		174
(0.41)	10.87	13.00	3,868,404	0.93		0.93		0.90		0.90		3.45		408
(0.69)	10.00	(6.33)	3,115,455	1.15		1.15		0.90		0.90		2.24		915
(0.92)	11.45	14.33	3,112,012	0.90		0.90		0.90		0.90		5.29		806

Please see footnotes on page 12

ANNUAL REPORT	MARCH 31, 2012	11

Financial Highlights PIMCO Real Return Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class B
03/31/2012	$11.49	$0.29	$0.84	$1.13	$(0.28)	$(0.39)
03/31/2011	10.87	0.15	0.63	0.78	(0.16)	0.00
03/31/2010	10.00	0.31	0.90	1.21	(0.34)	0.00
03/31/2009	11.45	0.19	(1.03)	(0.84)	(0.22)	(0.39)
03/31/2008	10.89	0.51	0.88	1.39	(0.46)	(0.37)
Class C
03/31/2012	11.49	0.24	0.92	1.16	(0.31)	(0.39)
03/31/2011	10.87	0.18	0.63	0.81	(0.19)	0.00
03/31/2010	10.00	0.30	0.93	1.23	(0.36)	0.00
03/31/2009	11.45	0.19	(1.00)	(0.81)	(0.25)	(0.39)
03/31/2008	10.89	0.53	0.89	1.42	(0.49)	(0.37)
Class R
03/31/2012	11.49	0.25	0.94	1.19	(0.34)	(0.39)
03/31/2011	10.87	0.20	0.64	0.84	(0.22)	0.00
03/31/2010	10.00	0.33	0.93	1.26	(0.39)	0.00
03/31/2009	11.45	0.17	(0.96)	(0.79)	(0.27)	(0.39)
03/31/2008	10.89	0.53	0.92	1.45	(0.52)	(0.37)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(c)	Effective May 1, 2011, the class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

12	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate **

$(0.67)	$11.95	10.02%	$47,583	1.62	%(c)	1.62	%(c)	1.60	%(c)	1.60	%(c)	2.42%	129%
(0.16)	11.49	7.19	135,904	1.66		1.66		1.65		1.65		1.29	174
(0.34)	10.87	12.16	316,880	1.68		1.68		1.65		1.65		2.89	408
(0.61)	10.00	(7.03)	379,558	1.87		1.87		1.65		1.65		1.82	915
(0.83)	11.45	13.49	633,778	1.65		1.65		1.65		1.65		4.62	806

(0.70)	11.95	10.31	2,945,357	1.37	(c)	1.37	(c)	1.35	(c)	1.35	(c)	2.00	129
(0.19)	11.49	7.46	2,625,825	1.41		1.41		1.40		1.40		1.55	174
(0.36)	10.87	12.44	2,387,310	1.43		1.43		1.40		1.40		2.84	408
(0.64)	10.00	(6.80)	1,543,052	1.64		1.64		1.40		1.40		1.81	915
(0.86)	11.45	13.77	1,580,743	1.40		1.40		1.40		1.40		4.80	806

(0.73)	11.95	10.58	452,520	1.12	(c)	1.12	(c)	1.10	(c)	1.10	(c)	2.10	129
(0.22)	11.49	7.72	327,677	1.16		1.16		1.15		1.15		1.80	174
(0.39)	10.87	12.72	255,267	1.18		1.18		1.15		1.15		3.09	408
(0.66)	10.00	(6.56)	154,856	1.44		1.44		1.15		1.15		1.69	915
(0.89)	11.45	14.05	94,611	1.15		1.15		1.15		1.15		4.81	806

ANNUAL REPORT	MARCH 31, 2012	13

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$26,163,763
Investments in Affiliates, at value	73,466
Repurchase agreements, at value	22,700
Cash	5,731
Deposits with counterparty	6
Foreign currency, at value	4,690
Receivable for investments sold	140,859
Receivable for Fund shares sold	49,912
Interest and dividends receivable	124,226
Dividends receivable from Affiliates	79
Variation margin receivable on financial derivative instruments	2,129
OTC swap premiums paid	39,283
Unrealized appreciation on foreign currency contracts	84,550
Unrealized appreciation on OTC swap agreements	13,779
Other assets	3
26,725,176
Liabilities:
Payable for reverse repurchase agreements	$1,604,076
Payable for investments purchased	540,525
Payable for investments in Affiliates purchased	79
Payable for investments purchased on a delayed-delivery basis	1,710,283
Deposits from counterparty	81,233
Payable for Fund shares redeemed	50,921
Dividends payable	2,038
Written options outstanding	34,625
Accrued investment advisory fees	4,950
Accrued supervisory and administrative fees	5,988
Accrued distribution fees	1,731
Accrued servicing fees	1,818
Variation margin payable on financial derivative instruments	1,215
OTC swap premiums received	5,230
Unrealized depreciation on foreign currency contracts	44,835
Unrealized depreciation on OTC swap agreements	14,721
Other liabilities	4,090
4,108,358
Net Assets	$22,616,818
Net Assets Consist of:
Paid in capital	$21,463,151
(Overdistributed) net investment income	(54,109)
Accumulated undistributed net realized gain	185,777
Net unrealized appreciation	1,021,999
$22,616,818
Cost of Investments	$25,190,920
Cost of Investments in Affiliates	$73,466
Cost of Repurchase Agreements	$22,700
Cost of Foreign Currency Held	$4,872
Premiums Received on Written Options	$35,341

14	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

Net Assets:
Institutional Class	$8,963,508
Class P	1,616,504
Administrative Class	1,501,744
Class D	2,275,872
Class A	4,813,730
Class B	47,583
Class C	2,945,357
Class R	452,520
Shares Issued and Outstanding:
Institutional Class	750,048
Class P	135,265
Administrative Class	125,662
Class D	190,439
Class A	402,802
Class B	3,982
Class C	246,460
Class R	37,866
Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$11.95
Class P	11.95
Administrative Class	11.95
Class D	11.95
Class A	11.95
Class B	11.95
Class C	11.95
Class R	11.95

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2012	15

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2012
(Amounts in thousands)

Investment Income:
Interest	$706,625
Dividends	2,458
Dividends from Affiliate investments	437
Total Income	709,520

Expenses:
Investment advisory fees	53,166
Supervisory and administrative fees	64,515
Distribution and/or servicing fees - Administrative Class	3,387
Distribution fees - Class B	621
Distribution fees - Class C	14,125
Distribution fees - Class R	964
Servicing fees - Class A	11,634
Servicing fees - Class B	207
Servicing fees - Class C	7,062
Servicing fees - Class R	964
Trustees’ fees	62
Interest expense	4,051
Miscellaneous expense	12
Total Expenses	160,770

Net Investment Income	548,750

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,183,205
Net realized gain on Affiliate investments	249
Net realized gain on futures contracts	93,128
Net realized gain on written options	58,504
Net realized (loss) on swaps	(119,310)
Net realized (loss) on foreign currency transactions	(41,413)
Net change in unrealized appreciation on investments	384,404
Net change in unrealized appreciation on futures contracts	14,884
Net change in unrealized appreciation on written options	14,749
Net change in unrealized (depreciation) on swaps	(12,886)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	38,061
Net Gain	1,613,575

Net Increase in Net Assets Resulting from Operations	$2,162,325

16	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands)	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase in Net Assets from:

Operations:
Net investment income	$548,750	$406,333
Net realized gain	1,174,114	867,024
Net realized gain on Affiliate investments	249	159
Net change in unrealized appreciation	439,212	138,830
Net increase resulting from operations	2,162,325	1,412,346

Distributions to Shareholders:
From net investment income
Institutional Class	(293,965)	(195,987)
Class P	(46,873)	(21,947)
Administrative Class	(42,845)	(27,604)
Class D	(63,425)	(37,710)
Class A	(143,288)	(88,632)
Class B	(2,374)	(3,012)
Class C	(73,008)	(42,400)
Class R	(10,475)	(5,730)
From net realized capital gains
Institutional Class	(278,195)	0
Class P	(49,354)	0
Administrative Class	(46,396)	0
Class D	(68,845)	0
Class A	(150,069)	0
Class B	(2,032)	0
Class C	(91,819)	0
Class R	(12,947)	0

Total Distributions	(1,375,910)	(423,022)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	2,727,151	316,516

Total Increase in Net Assets	3,513,566	1,305,840

Net Assets:
Beginning of year	19,103,252	17,797,412
End of year*	$22,616,818	$19,103,252

*Including (overdistributed) net investment income of:	$(54,109)	$(29,129)

**	See note 11 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2012	17

Schedule of Investments PIMCO Real Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
AES Corp.
4.250% due 05/27/2018		$9,900	$9,923
Charter Communications, Inc.
3.720% due 09/06/2016		985	984
Community Health Systems, Inc.
2.491% - 2.739% due 07/25/2014		7,589	7,502
Delphi Corp.
3.500% due 03/31/2017		7,974	7,986
Fresenius Medical Care U.S. Finance, Inc.
1.845% due 03/31/2013		1,480	1,481
HCA, Inc.
2.491% due 11/17/2013		11,000	10,968
2.741% due 05/02/2016		5,700	5,563
Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018		3,771	3,796
Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	5,700	7,639
Springleaf Finance Corp.
5.500% due 05/10/2017		$26,000	24,001
SW Acquisitions Co., Inc.
4.000% due 08/17/2017		2,626	2,627
U.S. Airways Group, Inc.
2.742% due 03/23/2014		972	899
Vodafone Group PLC
6.875% due 08/17/2015		11,075	11,075
Weather Channel, Inc.
4.250% due 02/11/2017		976	978

Total Bank Loan Obligations (Cost $97,135)			95,422

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 6.6%
Abbey National Treasury Services PLC
2.137% due 04/25/2014		37,000	35,934
ABN AMRO Bank NV
2.323% due 01/30/2014		59,100	59,283
Ally Financial, Inc.
0.000% due 12/01/2012		10,000	9,700
0.000% due 06/15/2015		2,000	1,633
2.688% due 12/01/2014		1,000	949
3.710% due 02/11/2014		37,200	36,829
3.874% due 06/20/2014		1,000	980
4.500% due 02/11/2014		8,700	8,733
6.625% due 05/15/2012		2,191	2,203
6.875% due 08/28/2012		9,000	9,157
7.500% due 12/31/2013		4,300	4,580
American International Group, Inc.
0.306% due 04/03/2012	JPY	830,000	10,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.450% due 05/18/2017		$600	$646
5.600% due 10/18/2016		1,500	1,626
6.765% due 11/15/2017	GBP	2,730	4,780
8.175% due 05/15/2068		$26,700	28,395
8.625% due 05/22/2068	GBP	2,600	4,140
ANZ National International Ltd.
6.200% due 07/19/2013		$28,200	29,639
ASIF Global Financing
4.900% due 01/17/2013		4,700	4,780
Banco Bradesco S.A.
2.598% due 05/16/2014		10,000	10,159
Banco do Brasil S.A.
4.500% due 01/22/2015		16,150	17,022
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		100	105
Banco Santander Brasil S.A.
2.574% due 03/18/2014		55,000	54,029
4.250% due 01/14/2016		20,000	20,100
Bank of America Corp.
0.974% due 09/11/2012		400	399
1.141% due 06/11/2012	GBP	4,800	7,670
7.375% due 05/15/2014		$6,300	6,842
Barclays Bank PLC
6.050% due 12/04/2017		19,600	20,245
10.179% due 06/12/2021		7,120	8,445
14.000% due 11/29/2049	GBP	8,800	17,313
BBVA Bancomer S.A.
6.500% due 03/10/2021		$11,200	11,732
BNP Paribas S.A.
1.482% due 01/10/2014		3,800	3,723
BPCE S.A.
2.375% due 10/04/2013		10,000	9,838
4.625% due 07/29/2049	EUR	700	707
5.250% due 07/29/2049		700	738
9.000% due 03/29/2049		1,400	1,727
Citigroup, Inc.
2.510% due 08/13/2013		$3,728	3,741
5.500% due 04/11/2013		23,400	24,288
Commonwealth Bank of Australia
0.854% due 12/10/2012		4,000	4,008
Countrywide Financial Corp.
0.967% due 05/07/2012		2,650	2,651
5.800% due 06/07/2012		54,100	54,529
Credit Agricole Home Loan SFH
1.311% due 07/21/2014		40,600	39,815
Danske Bank A/S
1.617% due 04/14/2014		24,200	23,812
5.914% due 12/29/2049 (g)		5,000	4,600
Eksportfinans ASA
0.890% due 06/16/2015	JPY	100,000	1,035
2.375% due 05/25/2016		$2,900	2,558

18	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 11/16/2016	CHF	400	$404
5.500% due 06/26/2017		$1,750	1,705
Export-Import Bank of Korea
4.000% due 01/29/2021		2,700	2,669
4.125% due 09/09/2015		3,100	3,266
5.125% due 06/29/2020		3,300	3,552
8.125% due 01/21/2014		500	553
FCE Bank PLC
7.125% due 01/15/2013	EUR	500	693
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		$19,000	20,306
7.500% due 08/01/2012		68,000	69,037
7.800% due 06/01/2012		35,490	35,802
Goldman Sachs Group, Inc.
1.376% due 05/23/2016	EUR	2,000	2,430
1.492% due 01/30/2017		700	833
5.375% due 02/15/2013		5,000	6,867
HBOS PLC
6.750% due 05/21/2018		$34,800	32,694
HCP, Inc.
6.300% due 09/15/2016		2,000	2,246
6.700% due 01/30/2018		5,000	5,781
HSBC Finance Corp.
0.824% due 09/14/2012		1,339	1,338
6.676% due 01/15/2021		4,300	4,596
HSBC Finance Corp. CPI Linked Bond
5.420% due 09/15/2013		1,477	1,511
HSBC Holdings PLC
7.625% due 05/17/2032		200	223
ICICI Bank Ltd.
5.500% due 03/25/2015		1,000	1,040
5.750% due 11/16/2020		500	494
ING Bank NV
1.524% due 03/15/2013		57,700	57,736
1.885% due 10/18/2013		26,700	26,629
5.000% due 06/09/2021		10,000	10,170
International Lease Finance Corp.
5.300% due 05/01/2012		2,800	2,816
5.625% due 09/20/2013		1,800	1,829
5.875% due 05/01/2013		1,900	1,952
6.375% due 03/25/2013		2,000	2,065
6.500% due 09/01/2014		5,200	5,519
7.125% due 09/01/2018		21,100	23,104
Intesa Sanpaolo SpA
2.892% due 02/24/2014		22,100	21,568
3.625% due 08/12/2015		5,000	4,780
IPIC GMTN Ltd.
5.000% due 11/15/2020		1,000	1,028
JPMorgan Chase & Co.
1.224% due 05/02/2014		50,150	50,266
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		4,500	1,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 05/11/2038 ^		$5,000	$2
Lloyds TSB Bank PLC
12.000% due 12/29/2049		22,500	23,563
Majapahit Holding BV
7.250% due 06/28/2017		700	812
Merrill Lynch & Co., Inc.
1.361% due 08/09/2013	EUR	3,600	4,706
1.558% due 09/27/2012		4,900	6,490
1.645% due 07/22/2014		8,200	10,391
5.450% due 02/05/2013		$4,000	4,114
5.571% due 10/04/2012		19,200	19,361
Morgan Stanley
0.883% due 01/09/2014		1,300	1,237
1.047% due 10/15/2015		1,500	1,351
1.321% due 03/01/2013	EUR	6,830	9,014
1.533% due 04/29/2013		$60,500	59,994
1.657% due 04/13/2016	EUR	10,069	11,888
2.161% due 01/24/2014		$29,100	28,326
3.006% due 05/14/2013		63,600	64,101
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		8,600	8,597
Prudential Financial, Inc. CPI Linked Bond
4.910% due 06/10/2013		32,500	33,195
Qatari Diar Finance QSC
5.000% due 07/21/2020		500	538
Royal Bank of Scotland Group PLC
1.175% due 03/09/2015		1,000	870
2.913% due 08/23/2013		22,200	22,205
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		600	669
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		300	306
5.400% due 03/24/2017		700	726
5.499% due 07/07/2015		1,000	1,064
6.125% due 02/07/2022		950	980
SLM Corp.
5.000% due 10/01/2013		13,425	13,761
5.000% due 04/15/2015		1,500	1,528
8.450% due 06/15/2018		4,000	4,480
SLM Corp. CPI Linked Bond
4.307% due 11/01/2016		2,975	2,847
4.491% due 04/01/2014		160	158
4.812% due 03/15/2015		60	57
4.871% due 03/01/2014		145	144
4.921% due 02/01/2014		1,134	1,132
4.991% due 01/31/2014		1,837	1,900
5.021% due 02/01/2014		40	40
5.171% due 11/01/2013		1,344	1,360
Societe Generale S.A.
1.631% due 04/11/2014		45,000	42,901
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	15,300	18,779
4.875% due 07/15/2012		$3,200	3,112

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	19

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.900% due 09/15/2012	$300	$290
SSIF Nevada LP
1.267% due 04/14/2014	39,100	38,825
Svenska Handelsbanken AB
1.474% due 09/14/2012	17,715	17,770
Toronto-Dominion Bank
1.625% due 09/14/2016	1,300	1,306
Ventas Realty LP
3.125% due 11/30/2015	1,000	1,027
Wachovia Bank N.A.
0.917% due 11/03/2014	1,200	1,170
Wells Fargo & Co.
7.980% due 03/29/2049	6,300	6,891
Wells Fargo Capital
5.950% due 12/01/2086	15,000	15,286

		1,503,951

INDUSTRIALS 1.6%
ALROSA Finance S.A.
7.750% due 11/03/2020	2,500	2,681
America Movil S.A.B. de C.V.
3.625% due 03/30/2015	500	531
Anglo American Capital PLC
9.375% due 04/08/2014	1,945	2,239
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020	4,400	4,535
Braskem Finance Ltd.
5.750% due 04/15/2021	500	526
7.250% due 06/05/2018	600	683
Con-way, Inc.
7.250% due 01/15/2018	10,000	11,444
CSC Holdings LLC
8.500% due 06/15/2015	1,000	1,056
CSN Islands Corp.
6.875% due 09/21/2019	600	685
CSN Resources S.A.
6.500% due 07/21/2020	4,000	4,500
CVS Pass-Through Trust
7.507% due 01/10/2032	5,752	6,909
DCP Midstream Operating LP
3.250% due 10/01/2015	500	502
DISH DBS Corp.
7.000% due 10/01/2013	6,850	7,329
Dolphin Energy Ltd.
5.500% due 12/15/2021	600	635
DR Horton, Inc.
5.625% due 09/15/2014	2,700	2,862
Ecopetrol S.A.
7.625% due 07/23/2019	1,000	1,243

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gerdau Holdings, Inc.
7.000% due 01/20/2020		$3,300	$3,819
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,400	1,490
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		500	480
Grohe Holding GmbH
4.120% due 01/15/2014	EUR	782	1,045
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$1,500	1,736
HCA, Inc.
7.250% due 09/15/2020		16,425	17,965
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		400	426
7.625% due 04/09/2019		2,500	3,033
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		600	615
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016		12,136	12,712
JC Penney Corp., Inc.
9.000% due 08/01/2012		1,000	1,026
Jones Group, Inc.
5.125% due 11/15/2014		10,000	10,200
Lennar Corp.
5.500% due 09/01/2014		1,500	1,568
Limited Brands, Inc.
6.900% due 07/15/2017		3,200	3,576
Lyondell Chemical Co.
11.000% due 05/01/2018		4,891	5,429
Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013		2,000	2,072
7.450% due 07/15/2017		1,400	1,701
7.875% due 07/15/2015		13,000	15,308
Masco Corp.
5.850% due 03/15/2017		8,000	8,206
5.875% due 07/15/2012		3,000	3,023
New York Times Co.
5.000% due 03/15/2015		8,500	8,649
Noble Group Ltd.
4.875% due 08/05/2015		12,000	12,090
6.625% due 08/05/2020		1,100	1,088
6.750% due 01/29/2020		9,200	9,153
Novatek Finance Ltd.
5.326% due 02/03/2016		1,200	1,268
NXP BV
3.322% due 10/15/2013		177	178
3.995% due 10/15/2013	EUR	373	494
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		$2,156	2,307
Office Depot, Inc.
6.250% due 08/15/2013		3,036	3,142

20	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	$3,000	$3,282
Pearson Dollar Finance PLC
5.500% due 05/06/2013	3,000	3,142
6.250% due 05/06/2018	19,200	22,356
Petrobras International Finance Co.
3.875% due 01/27/2016	10,300	10,891
5.875% due 03/01/2018	1,500	1,690
6.875% due 01/20/2040	2,000	2,363
7.875% due 03/15/2019	2,000	2,477
Petroleos de Venezuela S.A.
5.000% due 10/28/2015	10,200	8,568
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	4,600	4,442
Rexam PLC
6.750% due 06/01/2013	13,600	14,220
Reynolds American, Inc.
7.250% due 06/01/2012	15,000	15,140
Rohm and Haas Co.
5.600% due 03/15/2013	7,000	7,299
RPM International, Inc.
6.500% due 02/15/2018	8,550	9,800
RZD Capital Ltd.
5.739% due 04/03/2017	3,400	3,617
Sealed Air Corp.
5.625% due 07/15/2013	10,000	10,322
Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	3,000	3,135
Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	4,041
Trane U.S., Inc.
5.500% due 04/01/2015	6,000	6,576
Transocean, Inc.
4.950% due 11/15/2015	29,400	31,462
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	3,100	3,255
Vale Overseas Ltd.
8.250% due 01/17/2034	4,000	5,258

		355,495

UTILITIES 0.7%
AES Corp.
7.375% due 07/01/2021	4,500	4,995
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	9,700	10,430
8.700% due 08/07/2018	22,200	27,389
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	1,400	1,664
CenturyLink, Inc.
6.000% due 04/01/2017	10,803	11,494

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
France Telecom S.A.
3.000% due 07/25/2018 (c)	EUR	521	$775
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		$2,500	2,737
7.288% due 08/16/2037		3,000	3,417
7.343% due 04/11/2013		5,800	6,097
8.146% due 04/11/2018		7,150	8,418
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		2,500	2,650
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		400	434
NRG Energy, Inc.
7.375% due 01/15/2017		4,400	4,587
8.250% due 09/01/2020		5,000	4,950
Petroleos Mexicanos
4.875% due 03/15/2015		600	653
5.500% due 01/21/2021		29,600	32,782
6.500% due 06/02/2041		15,300	17,289
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,000	1,039
5.000% due 10/19/2025		1,000	1,018
TNK-BP Finance S.A.
6.250% due 02/02/2015		1,100	1,188
6.625% due 03/20/2017		1,000	1,108
7.250% due 02/02/2020		4,000	4,650
7.875% due 03/13/2018		1,500	1,755
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	10,000	115
1.500% due 05/30/2014		30,000	328
1.850% due 07/28/2014		30,000	327
4.500% due 03/24/2014	EUR	3,800	4,850
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		$700	768

			157,907

Total Corporate Bonds & Notes (Cost $1,968,022)			2,017,353

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%
ProLogis LP
2.250% due 04/01/2037		2,500	2,512

INDUSTRIALS 0.0%
Host Hotels & Resorts LP
2.625% due 04/15/2027		4,000	4,015

Total Convertible Bonds & Notes (Cost $6,225)			6,527

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	21

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	$4,100	$3,113
5.125% due 06/01/2047	700	483
5.750% due 06/01/2047	6,400	4,905

		8,501

ILLINOIS 0.0%
Will County, Illinois Community Unit School District No. 201-U Crete-Monee General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 11/01/2022	9,990	6,654

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	200	149
6.000% due 06/01/2042	8,900	6,850

		6,999

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	31,600	2,464

RHODE ISLAND 0.0%
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	1,330	1,334

TEXAS 0.0%
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,983

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	12,390	9,132

Total Municipal Bonds & Notes (Cost $42,775)		38,067

U.S. GOVERNMENT AGENCIES 0.4%
Fannie Mae
0.302% due 07/25/2037	2,007	1,933
0.372% due 03/25/2036	857	800

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.384% due 04/25/2035	$56	$56
0.592% due 07/25/2037 - 05/25/2042	400	400
0.682% due 05/25/2036	256	257
0.687% due 02/25/2037	6,721	6,723
0.922% due 02/25/2041	24,935	24,957
1.382% due 06/01/2043 - 10/01/2044	2,539	2,579
1.555% due 04/01/2032	93	96
1.800% due 04/01/2027	116	123
1.840% due 11/01/2033	41	42
1.892% due 10/01/2033	10	11
2.024% due 04/01/2033	577	607
2.048% due 02/01/2034	41	42
2.231% due 09/01/2034	78	82
2.371% due 05/01/2035	454	480
2.400% due 02/01/2032	7	7
2.490% due 05/25/2035	71	74
2.605% due 05/01/2036	103	110
3.005% due 04/01/2035	418	443
4.517% due 12/01/2036	245	258
4.668% due 09/01/2034	192	207
6.500% due 06/25/2028	77	87
Federal Housing Administration
7.430% due 12/01/2020	54	53
Freddie Mac
0.282% due 12/25/2036	1,518	1,510
0.502% due 08/25/2031	438	427
0.512% due 01/15/2037	103	103
0.522% due 09/25/2031	1,074	990
0.592% due 12/15/2030	668	668
1.355% due 10/25/2044	5,046	5,048
1.369% due 02/25/2045	1,853	1,770
1.562% due 07/25/2044	396	403
2.264% due 09/01/2036	261	276
2.344% due 01/01/2034	484	510
2.405% due 07/01/2036	274	293
2.468% due 10/01/2036	224	240
2.554% due 06/01/2033	376	399
2.775% due 01/01/2034	655	701
4.500% due 07/15/2020	2,000	2,208
6.500% due 01/25/2028	38	43
7.000% due 10/15/2030	126	149
Ginnie Mae
0.642% due 06/16/2031 - 03/16/2032	85	86
1.625% due 07/20/2035 - 12/20/2035	1,268	1,312
3.500% due 04/01/2042	1,000	1,043
NCUA Guaranteed Notes
0.693% due 10/07/2020	13,534	13,555
2.650% due 10/29/2020	5,084	5,299
Small Business Administration
5.902% due 02/10/2018	3,631	4,025

22	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority Strips
0.000% due 04/15/2042 (b)	$1,115	$1,180

Total U.S. Government Agencies (Cost $81,443)		82,665

U.S. TREASURY OBLIGATIONS 91.6%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016	193,053	204,078
0.125% due 01/15/2022	1,458,674	1,493,545
0.500% due 04/15/2015	93,192	98,886
0.625% due 04/15/2013	154,755	158,878
0.625% due 07/15/2021 (g)(h)(i)	1,131,488	1,224,305
0.750% due 02/15/2042	10,884	10,366
1.125% due 01/15/2021	413,774	465,819
1.250% due 04/15/2014	197,391	209,481
1.250% due 07/15/2020 (g)	836,915	955,914
1.375% due 07/15/2018	25,944	29,722
1.375% due 01/15/2020	334,711	384,473
1.625% due 01/15/2015	13,770	15,011
1.625% due 01/15/2018	6,708	7,712
1.750% due 01/15/2028	403,697	482,040
1.875% due 07/15/2013	841,381	886,014
1.875% due 07/15/2015	226,005	252,278
1.875% due 07/15/2019	335,329	398,596
2.000% due 04/15/2012	139,295	139,654
2.000% due 01/15/2014 (g)	1,269,306	1,357,265
2.000% due 07/15/2014	536,804	585,032
2.000% due 01/15/2016 (g)	698,402	789,358
2.000% due 01/15/2026 (h)	783,506	960,652
2.125% due 01/15/2019	242,783	290,619
2.125% due 02/15/2040	35,656	46,854
2.125% due 02/15/2041	543,897	716,967
2.375% due 01/15/2025 (g)	1,366,996	1,739,395
2.375% due 01/15/2027	436,680	560,520
2.500% due 07/15/2016	569,384	665,290
2.500% due 01/15/2029	314,217	414,963
2.625% due 07/15/2017 (g)	822,205	988,959
3.000% due 07/15/2012 (f)(g)	856,085	875,882
3.375% due 04/15/2032 (h)	31,056	47,291
3.625% due 04/15/2028 (g)	1,173,467	1,732,240
3.875% due 04/15/2029 (g)	999,374	1,540,441

Total U.S. Treasury Obligations (Cost $19,893,927)		20,728,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 3.1%
Adjustable Rate Mortgage Trust
3.396% due 08/25/2035		$3,079	$2,596
5.313% due 10/25/2035		3,792	3,312
American General Mortgage Loan Trust
5.150% due 03/25/2058		8,340	8,584
American Home Mortgage Assets LLC
0.432% due 05/25/2046		1,052	587
0.432% due 09/25/2046		898	513
0.452% due 10/25/2046		15,769	8,038
American Home Mortgage Investment Trust
2.240% due 09/25/2045		2,568	2,029
Arkle Master Issuer PLC
1.645% due 05/17/2060		1,200	1,202
Arran Residential Mortgages Funding PLC
2.251% due 05/16/2047	EUR	3,988	5,321
2.491% due 11/19/2047		15,300	20,436
Banc of America Funding Corp.
5.741% due 01/20/2047		$881	545
5.753% due 10/25/2036 ^		692	463
5.837% due 01/25/2037		557	347
5.888% due 04/25/2037		426	364
Banc of America Large Loan, Inc.
0.752% due 08/15/2029		526	503
5.639% due 02/17/2051		6,800	7,544
Banc of America Mortgage Securities, Inc.
2.834% due 12/25/2034		2,288	2,080
2.870% due 07/25/2035		3,010	2,427
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.412% due 06/10/2049		1,830	1,819
5.492% due 02/10/2051		530	601
5.633% due 06/10/2049		10,000	11,146
5.634% due 04/10/2049		2,305	2,363
5.724% due 02/10/2051		10,000	11,388
5.731% due 05/10/2045		12,525	14,301
BCAP LLC Trust
0.412% due 01/25/2037 ^		4,083	2,116
5.564% due 03/26/2037		3,900	2,937
Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035		4,081	3,960
2.689% due 10/25/2035		3,000	2,427
2.851% due 01/25/2034		1,873	1,892
2.917% due 01/25/2035		3,993	3,788
2.920% due 01/25/2034		761	752
2.926% due 02/25/2034		3,196	2,965
2.954% due 11/25/2030		245	251
3.078% due 03/25/2035		3,924	3,884
3.964% due 05/25/2047		4,174	2,827
5.492% due 02/25/2036		859	530
Bear Stearns Alt-A Trust
2.755% due 08/25/2036 ^		772	390
2.783% due 11/25/2036		2,348	1,301

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.809% due 05/25/2035	$152	$130
2.826% due 09/25/2035	216	144
3.871% due 08/25/2036 ^	779	155
Bear Stearns Commercial Mortgage Securities
5.666% due 06/11/2040	2,850	2,963
Chase Mortgage Finance Corp.
2.794% due 02/25/2037	293	297
2.818% due 02/25/2037	359	331
5.280% due 12/25/2035	5,310	5,063
Chaseflex Trust
0.742% due 06/25/2035	695	496
Citigroup Commercial Mortgage Trust
5.696% due 12/10/2049	3,299	3,783
Citigroup Mortgage Loan Trust, Inc.
2.100% due 09/25/2035	1,470	1,427
2.230% due 09/25/2035	5,157	4,872
2.450% due 09/25/2035	5,081	4,476
2.530% due 10/25/2035	4,107	3,418
2.580% due 10/25/2035	710	637
2.605% due 07/25/2046 ^	3,616	2,215
2.660% due 05/25/2035	1,365	1,270
2.896% due 03/25/2034	509	461
5.328% due 08/25/2035	2,857	2,716
5.509% due 09/25/2037 ^	1,205	757
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	1,356	1,369
5.886% due 11/15/2044	6,300	7,272
Citimortgage Alternative Loan Trust
5.500% due 07/25/2036 ^	4,813	4,580
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046	14,472	15,121
Countrywide Alternative Loan Trust
0.412% due 01/25/2037	1,213	689
0.422% due 02/20/2047	188	93
0.437% due 12/20/2046	11,430	6,170
0.452% due 07/20/2046	14,784	6,075
0.562% due 11/20/2035	1,609	916
0.942% due 10/25/2035	525	391
1.159% due 12/25/2035	3,276	1,935
2.926% due 02/25/2037	10,631	6,956
6.000% due 01/25/2037 ^	6,377	4,265
6.000% due 02/25/2037	213	131
6.500% due 08/25/2032	2,241	2,234
Countrywide Home Loan Mortgage Pass-Through Trust
0.532% due 04/25/2035	1,161	754
0.582% due 06/25/2035	6,742	5,768
2.698% due 01/20/2035	450	330
2.737% due 04/20/2035	527	507
2.837% due 03/25/2037 ^	781	372
2.997% due 02/25/2047	918	491
4.942% due 11/20/2034	957	858
5.042% due 01/20/2035	354	352

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.065% due 04/25/2035		$2,666	$2,222
5.263% due 02/20/2036		477	345
5.319% due 04/20/2036		801	560
5.500% due 11/25/2035		928	845
5.500% due 04/25/2038		2,296	2,235
Credit Suisse First Boston Mortgage Securities Corp.
2.712% due 04/25/2034		411	398
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039		400	443
5.579% due 04/25/2037		693	376
Deutsche ALT-A Securities, Inc.
4.975% due 10/25/2035		587	433
Deutsche Mortgage Securities, Inc.
1.521% due 06/28/2047		1,130	1,122
5.248% due 06/26/2035		4,000	3,900
Eclipse Ltd.
1.257% due 01/25/2020	GBP	150	210
EMF-NL
1.981% due 04/17/2041	EUR	290	382
2.031% due 04/17/2041		7,500	7,912
2.081% due 04/17/2041		1,000	620
European Loan Conduit
1.207% due 05/15/2019		2,427	2,776
Extended Stay America Trust
2.951% due 11/05/2027		$12,677	12,834
First Horizon Alternative Mortgage Securities
2.378% due 06/25/2034		1,494	1,319
2.551% due 09/25/2034		848	789
6.250% due 08/25/2037 ^		676	433
First Horizon Asset Securities, Inc.
2.731% due 08/25/2035		2,754	2,263
Fosse Master Issuer PLC
2.622% due 10/18/2054	EUR	500	669
GMAC Commercial Mortgage Securities, Inc.
5.238% due 11/10/2045		$600	657
Granite Mortgages PLC
0.961% due 01/20/2044		485	472
Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		268	254
0.322% due 01/25/2047 ^		28	27
Greenwich Capital Commercial Funding Corp.
0.383% due 11/05/2021		650	621
5.444% due 03/10/2039		1,200	1,325
GS Mortgage Securities Corp.
1.103% due 03/06/2020		1,731	1,719
1.260% due 03/06/2020		2,900	2,855
1.456% due 03/06/2020		17,100	16,824
GSR Mortgage Loan Trust
2.673% due 09/25/2035		1,305	1,258
2.683% due 11/25/2035		3,672	3,250
2.966% due 04/25/2035		246	190
5.132% due 11/25/2035		401	386

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.160% due 11/25/2035	$4,183	$3,618
Harborview Mortgage Loan Trust
0.432% due 07/21/2036	1,887	1,196
0.462% due 05/19/2035	19	12
0.482% due 03/19/2036	1,910	1,059
0.492% due 01/19/2036	3,796	2,312
0.552% due 11/19/2035	2,345	1,535
0.582% due 06/20/2035	643	532
2.763% due 04/19/2034	512	472
Homebanc Mortgage Trust
0.512% due 10/25/2035	4,473	3,157
5.563% due 04/25/2037	1,600	818
Impac CMB Trust
1.142% due 10/25/2033	808	724
Indymac Index Mortgage Loan Trust
0.442% due 06/25/2047	4,467	2,367
0.542% due 06/25/2037 ^	709	243
2.574% due 12/25/2034	286	221
2.697% due 10/25/2034	1,494	1,363
4.848% due 09/25/2035	577	92
5.000% due 08/25/2035	579	428
5.000% due 08/25/2035 ^	491	334
5.000% due 06/25/2036	887	715
5.047% due 01/25/2036	591	422
5.063% due 10/25/2035	484	372
Indymac Mortgage Loan Trust
0.542% due 11/25/2035 ^	464	215
5.044% due 11/25/2035	1,787	1,590
5.069% due 11/25/2035	198	154
5.519% due 08/25/2036	1,470	1,441
JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	13,300	14,621
5.734% due 02/12/2049	11,100	12,543
5.794% due 02/12/2051	1,210	1,392
JPMorgan Mortgage Trust
2.438% due 12/25/2034	36	36
2.766% due 08/25/2035	93	84
2.807% due 07/25/2035	379	362
2.871% due 07/25/2035	681	617
4.865% due 04/25/2035	271	265
5.053% due 10/25/2035	391	329
5.136% due 06/25/2035	352	355
5.188% due 08/25/2035	1,400	1,298
5.315% due 07/25/2035	3,998	4,060
5.333% due 11/25/2035	1,382	1,308
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	7,069	8,030
5.424% due 02/15/2040	5,610	6,322
5.866% due 09/15/2045	14,500	16,501
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.542% due 06/15/2022	603	586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luminent Mortgage Trust
0.422% due 12/25/2036	$2,564	$1,414
Mach One Trust Commercial Mortgage-Backed
5.220% due 05/28/2040	540	540
MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046	4,028	2,210
2.422% due 12/25/2033	4,352	4,123
2.718% due 11/21/2034	1,800	1,772
2.874% due 12/25/2033	171	157
MASTR Alternative Loans Trust
0.642% due 03/25/2036	1,394	263
Mellon Residential Funding Corp.
0.672% due 08/15/2032	448	432
0.682% due 12/15/2030	604	570
0.722% due 06/15/2030	327	314
0.942% due 11/15/2031	440	429
0.982% due 09/15/2030	186	164
2.610% due 10/20/2029	159	158
Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	2,682	1,951
2.321% due 02/25/2033	2,765	2,631
2.575% due 02/25/2034	4,500	4,356
5.147% due 12/25/2035	719	653
5.242% due 09/25/2035	789	709
Merrill Lynch Mortgage Trust
5.660% due 05/12/2039	15,125	17,225
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	3,337	3,663
MLCC Mortgage Investors, Inc.
0.492% due 11/25/2035	2,501	2,011
0.990% due 03/25/2030	162	154
1.090% due 11/25/2029	112	104
1.244% due 10/25/2035	2,184	1,889
1.996% due 10/25/2035	4,602	4,248
2.235% due 12/25/2034	1,916	1,924
2.281% due 02/25/2036	241	202
2.420% due 10/25/2035	1,457	1,309
5.561% due 05/25/2036	3,831	3,801
Morgan Stanley Capital
5.882% due 06/11/2049	2,960	3,351
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	549	317
Morgan Stanley Re-REMIC Trust
5.787% due 08/15/2045	5,000	5,664
New York Mortgage Trust
2.906% due 05/25/2036	953	777
Nomura Asset Acceptance Corp.
5.339% due 02/25/2036 ^	445	287
5.820% due 03/25/2047	954	840
6.138% due 03/25/2047	884	778
OBP Depositor LLC Trust
4.646% due 07/15/2045	14,500	16,322

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Permanent Master Issuer PLC
2.531% due 07/15/2042	EUR	8,900	$11,892
Provident Funding Mortgage Loan Trust
2.585% due 08/25/2033		$2,455	2,452
2.628% due 04/25/2034		94	92
RBSCF Trust
5.305% due 01/16/2049		5,356	5,356
RBSSP Resecuritization Trust
2.557% due 12/26/2036		3,696	3,710
Real Estate Capital PLC
1.317% due 07/25/2016	GBP	3,546	5,355
Residential Accredit Loans, Inc.
0.422% due 06/25/2046		$17,245	6,937
0.522% due 12/25/2045		2,745	1,653
0.542% due 08/25/2035		213	131
1.519% due 09/25/2045		289	166
5.642% due 09/25/2035		818	563
Residential Asset Securitization Trust
0.642% due 01/25/2046 ^		150	63
5.000% due 08/25/2019		563	569
5.500% due 06/25/2033		853	872
6.250% due 10/25/2036 ^		2,494	1,654
Salomon Brothers Mortgage Securities, Inc.
6.500% due 09/25/2033		2,010	2,125
Sequoia Mortgage Trust
0.442% due 07/20/2036		4,692	3,481
0.592% due 10/19/2026		124	114
1.002% due 10/20/2027		283	266
1.042% due 10/20/2027		367	343
1.142% due 12/20/2032		386	369
Structured Adjustable Rate Mortgage Loan Trust
0.562% due 10/25/2035		1,897	1,172
1.582% due 01/25/2035		48	32
2.697% due 08/25/2035		345	275
2.722% due 02/25/2034		995	951
2.724% due 09/25/2035		2,421	1,940
4.820% due 09/25/2036		1,500	814
5.117% due 05/25/2036		1,500	1,152
5.199% due 11/25/2035		568	381
6.000% due 10/25/2037 ^		688	305
Structured Asset Mortgage Investments, Inc.
0.362% due 08/25/2036		10,256	5,943
0.372% due 03/25/2037		368	214
0.432% due 07/25/2046		9,977	5,732
0.452% due 04/25/2036		1,963	1,195
0.452% due 05/25/2046		7,566	3,719
0.492% due 07/19/2035		2,956	2,564
0.552% due 12/25/2035		638	352
0.592% due 03/19/2034		690	619
0.902% due 09/19/2032		690	630
0.902% due 10/19/2034		12	11
Structured Asset Securities Corp.
5.500% due 05/25/2035		970	960

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	$1,230	$230
Thornburg Mortgage Securities Trust
6.173% due 07/25/2036	13,325	13,314
Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020	10,274	9,730
0.332% due 09/15/2021	1,510	1,453
5.418% due 01/15/2045	1,230	1,372
WaMu Mortgage Pass-Through Certificates
0.502% due 11/25/2045	7,585	6,033
0.532% due 07/25/2045	70	56
0.532% due 10/25/2045	6,933	5,575
0.562% due 08/25/2045	7,705	6,364
0.582% due 01/25/2045	2,967	2,379
0.650% due 10/25/2044	970	763
0.859% due 03/25/2047	13,021	7,815
0.929% due 05/25/2047	1,619	1,085
0.979% due 12/25/2046	6,131	3,651
1.159% due 02/25/2046	1,055	824
1.359% due 11/25/2042	3	2
1.559% due 06/25/2042	325	267
2.121% due 03/25/2033	6,635	6,606
2.196% due 01/25/2037	3,886	2,666
2.371% due 12/25/2036	2,445	1,711
2.457% due 12/25/2035	384	370
2.474% due 02/27/2034	2,729	2,700
2.489% due 09/25/2035	4,417	3,652
2.496% due 03/25/2035	413	379
2.577% due 06/25/2033	196	198
2.577% due 03/25/2034	309	305
2.597% due 02/25/2037 ^	6,790	4,399
2.636% due 03/25/2037	11,998	9,574
4.480% due 04/25/2037	2,675	1,894
5.077% due 05/25/2037	6,185	4,638
5.113% due 12/25/2035	1,674	1,501
5.926% due 08/25/2046	8,000	6,589
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.129% due 05/25/2046	3,049	1,672
Wells Fargo Mortgage-Backed Securities Trust
2.616% due 01/25/2035	3,100	2,798
2.619% due 01/25/2035	1,255	1,118
2.631% due 03/25/2036	6,458	5,336
2.651% due 04/25/2036	1,795	1,699
2.665% due 04/25/2036	851	704
2.711% due 03/25/2035	1,378	1,330
2.717% due 10/25/2035	651	617
5.042% due 03/25/2036	936	926
5.198% due 10/25/2035	4,267	4,152
5.500% due 05/25/2022	2,055	2,074
5.500% due 12/25/2035	1,716	1,733
6.000% due 07/25/2036	2,000	1,912
6.000% due 08/25/2036	4,500	4,210

Total Mortgage-Backed Securities (Cost $699,196)		712,006

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 3.2%
Access Group, Inc.
1.860% due 10/27/2025		$20,465	$20,490
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		657	647
AMMC CDO
0.709% due 08/08/2017		15,294	14,834
0.716% due 05/03/2018		2,481	2,422
ARES CLO Ltd.
0.701% due 03/12/2018		17,203	16,732
Asset-Backed Funding Certificates
0.592% due 06/25/2034		3,978	2,840
Avery Point CLO Ltd.
0.954% due 12/17/2015		176	175
Babson CLO Ltd.
0.763% due 11/10/2019		9,188	8,752
0.844% due 06/15/2016		641	635
Bear Stearns Asset-Backed Securities Trust
0.352% due 11/25/2036		945	560
1.242% due 10/25/2037		1,433	926
1.492% due 08/25/2037		2,719	1,780
Blackrock Senior Income Series Corp.
0.801% due 04/20/2019		1,993	1,880
Carrington Mortgage Loan Trust
0.292% due 01/25/2037		58	58
0.562% due 10/25/2035		98	91
Citibank Omni Master Trust
2.342% due 05/16/2016		76,600	76,793
2.992% due 08/15/2018		8,400	8,853
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		615	648
Countrywide Asset-Backed Certificates
0.292% due 07/25/2037		333	326
0.342% due 09/25/2047		359	355
0.392% due 02/25/2037		4,495	3,163
0.492% due 04/25/2036		4,047	3,480
0.632% due 11/25/2034		2,714	2,400
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		383	223
Denali Capital CLO Ltd.
0.844% due 08/23/2016		586	582
Denver Arena Trust
6.940% due 11/15/2019		312	321
Driver One GmbH
1.152% due 02/21/2017	EUR	3,723	4,977
Dryden Leveraged Loan CDO
0.743% due 05/22/2017		$4,745	4,589
1.413% due 08/08/2022	EUR	8,500	10,345
Duane Street CLO
0.773% due 11/08/2017		$10,674	10,429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equity One ABS, Inc.
0.542% due 04/25/2034		$157	$112
Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	2,765	2,776
Galaxy CLO Ltd.
0.800% due 04/25/2019		$4,537	4,320
Globaldrive BV
2.058% due 04/20/2018	EUR	203	274
4.000% due 10/20/2016		20	27
Grayston CLO Ltd.
0.883% due 08/15/2016		$184	184
GSAMP Trust
0.612% due 03/25/2047		3,000	1,004
Harvest CLO S.A.
1.587% due 03/29/2017	EUR	1,474	1,897
HSBC Home Equity Loan Trust
0.392% due 03/20/2036		$4,328	4,003
HSI Asset Securitization Corp. Trust
0.292% due 12/25/2036		42	41
0.512% due 02/25/2036		2,300	1,127
Hudson Straits CLO Ltd.
0.947% due 10/15/2016		511	510
Hyundai Capital Auto Funding Ltd.
1.242% due 09/20/2016		4,000	3,931
JPMorgan Mortgage Acquisition Corp.
0.322% due 03/25/2037		279	268
Katonah Ltd.
0.794% due 09/20/2016		22,889	22,644
0.933% due 05/18/2015		740	735
Lightpoint CLO Ltd.
1.503% due 02/15/2014		1,152	1,152
Long Beach Mortgage Loan Trust
0.702% due 04/25/2035		198	194
Magi Funding PLC
2.015% due 04/11/2021	EUR	13,199	16,609
Magnolia Funding Ltd.
3.000% due 04/20/2017		5,389	7,194
Merrill Lynch Mortgage Investors, Inc.
0.322% due 09/25/2037		$158	34
0.362% due 02/25/2037		201	92
Morgan Stanley ABS Capital
1.042% due 07/25/2037		562	485
Morgan Stanley Dean Witter Capital
1.592% due 02/25/2033		1,839	1,436
Morgan Stanley Home Equity Loan Trust
0.947% due 12/25/2034		1,400	1,298
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037		276	183
6.000% due 07/25/2047		377	267
Mountain View Funding CLO
0.827% due 04/15/2019		992	958

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MSIM Peconic Bay Ltd.
0.841% due 07/20/2019		$2,400	$2,308
Navigare Funding CLO Ltd.
0.753% due 05/20/2019		5,012	4,915
NYLIM Flatiron CLO Ltd.
0.891% due 10/20/2016		428	425
Octagon Investment Partners Ltd.
0.791% due 11/28/2018		3,600	3,452
0.844% due 12/02/2016		743	736
Pacifica CDO Ltd.
0.819% due 01/26/2020		4,782	4,540
0.853% due 02/15/2017		1,697	1,680
0.864% due 05/13/2016		785	774
Panhandle-Plains Higher Education Authority, Inc.
0.968% due 10/01/2018		2,972	2,968
Park Place Securities, Inc.
0.892% due 10/25/2034		1,900	1,586
0.942% due 12/25/2034		431	428
Plymouth Rock CLO Ltd.
1.998% due 02/16/2019		19,365	19,320
Popular ABS Mortgage Pass-Through Trust
0.332% due 06/25/2047		27	23
Renaissance Home Equity Loan Trust
0.742% due 12/25/2033		1,035	834
SACO, Inc.
0.362% due 05/25/2036		254	246
SC Germany Auto
1.545% due 08/12/2019	EUR	241	324
Sherwood Castle Funding PLC
1.219% due 06/15/2016	GBP	1,000	1,544
SLC Student Loan Trust
4.750% due 06/15/2033		$13,901	13,505
SLM Student Loan Trust
0.640% due 04/26/2021		309	307
0.690% due 04/25/2017		78	78
1.460% due 07/25/2023		10,582	10,459
1.892% due 12/15/2017		5,213	5,228
2.060% due 04/25/2023		271,456	279,062
2.350% due 04/15/2039		3,773	3,802
3.492% due 05/16/2044		6,875	7,143
3.500% due 08/17/2043		46,011	45,240
Soundview Home Equity Loan Trust
0.382% due 12/25/2036		1,896	1,676
South Carolina Student Loan Corp.
1.238% due 03/02/2020		13,500	13,349
Specialty Underwriting & Residential Finance
0.302% due 01/25/2038		129	117
Stanfield Carrera CLO Ltd.
0.954% due 03/15/2015		56	56
Structured Asset Investment Loan Trust
0.602% due 10/25/2035		1,547	1,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
0.822% due 01/25/2033		$9	$7
1.742% due 04/25/2035		517	436
Titrisocram
1.358% due 05/25/2020	EUR	464	620
Volkswagen Car Lease
1.082% due 02/21/2017		489	652
Whitney CLO Ltd.
0.778% due 03/01/2017		$1,337	1,319
Wind River CLO Ltd.
0.804% due 12/19/2016		7,528	7,266
Wood Street CLO BV
1.347% due 03/29/2021	EUR	4,948	6,258

Total Asset-Backed Securities (Cost $715,450)			717,853

SOVEREIGN ISSUES 5.6%
Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	40,300	50,682
3.000% due 09/20/2025		138,800	185,758
4.000% due 08/20/2015		52,500	97,581
4.000% due 08/20/2020		86,700	166,478
Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,750	1,808
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2014 (c)		38,873	47,583
6.000% due 05/15/2017 (c)		9,839	12,341
Canada Government Bond
1.500% due 12/01/2044 (c)	CAD	4,907	6,314
2.750% due 09/01/2016		11,700	12,338
4.250% due 12/01/2021 (c)		106,060	150,615
Instituto de Credito Oficial
2.567% due 03/25/2014	EUR	122,500	160,469
4.500% due 03/07/2013	GBP	4,643	7,453
Korea Development Bank
4.375% due 08/10/2015		$600	635
Mexico Government International Bond
2.500% due 12/10/2020 (c)	MXN	11,470	895
4.000% due 06/13/2019 (c)		397,442	34,955
New South Wales Treasury Corp.
2.750% due 11/20/2025 (c)	AUD	96,700	120,409
Province of Ontario Canada
4.000% due 06/02/2021	CAD	30,000	32,455
Province of Quebec Canada
2.750% due 08/25/2021		$20,600	20,714
Qatar Government International Bond
5.250% due 01/20/2020		20,000	22,150
6.400% due 01/20/2040		11,100	13,015
United Kingdom Gilt
1.875% due 11/22/2022 (c)	GBP	58,326	118,845

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	$1,000	$1,035
6.902% due 07/09/2020	800	868

Total Sovereign Issues (Cost $1,154,558)		1,265,396

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049	8,900	9,939

Total Convertible Preferred Securities (Cost $8,900)		9,939

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 12/31/2049	5,000	4,166
Citigroup Capital
7.875% due 10/30/2040	80,000	2,176
GMAC Capital Trust
8.125% due 02/15/2040	500,000	11,555

Total Preferred Securities (Cost $19,203)		17,897

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.6%

CERTIFICATES OF DEPOSIT 0.2%
Abbey National Treasury Services PLC
1.824% due 06/10/2013	$25,000	24,671
Royal Bank of Scotland Group PLC
1.942% due 10/15/2012	11,700	11,730

		36,401

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.050% due 04/02/2012		$22,700	$22,700

(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.875% due 11/30/2016 valued at $23,177. Repurchase proceeds are $22,700.)

JAPAN TREASURY BILLS 1.9%
0.101% due 04/23/2012 - 05/14/2012 (a)	JPY	34,750,000	419,795

U.S. TREASURY BILLS 0.1%
0.132% due 08/09/2012 - 09/13/2012 (a)(e)(f)		$15,950	15,942

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (d) 0.3%
PIMCO Short-Term Floating NAV Portfolio		7,331,226	73,466

Total Short-Term Instruments (Cost $600,252)			568,304

Total Investments 116.1% (Cost $25,287,086)			$26,259,929

Written Options (k) (0.2%) (Premiums $35,341)			(34,625)

Other Assets and Liabilities (Net) (15.9%)			(3,608,486)

Net Assets 100.0%			$22,616,818

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Security becomes interest bearing at a future date.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $15,192 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(f)	Securities with an aggregate market value of $30,855 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $2,441,043 at a weighted average interest rate of 0.159%. On March 31, 2012, securities valued at $1,591,819 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $8,364 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2013	7,604	$10,367
90-Day Eurodollar June Futures	Long	06/2015	1,637	581
90-Day Eurodollar March Futures	Long	03/2014	2,594	1,547
90-Day Eurodollar March Futures	Long	03/2015	4,551	1,297
U.S. Treasury 10-Year Note June Futures	Short	06/2012	550	(223)

				$13,569

(i)	Centrally cleared swap agreements outstanding on March 31, 2012: Securities with an aggregate market value of $6,271 and cash of $6 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.250%	06/20/2022	$259,300	$2,792	$300

(j)	OTC swap agreements outstanding on March 31, 2012:

Asset Swaps
Underlying Asset	Receive	Pay	Maturity Date	Counterparty	Notional Amount		Market Value (5)	Premiums Paid/ (Received)	Unrealized Appreciation
U.S. Treasury Inflation Protected Securities	Cash Flow from Underlying Asset	3-Month USD-LIBOR	07/15/2012	BPS	$	89,010	$53	$0	$53

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CenturyLink, Inc.	BRC	(1.850%	)	06/20/2017	2.237%	$	10,803	$194	$0	$194
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.733%		10,000	469	0	469
D.R. Horton, Inc.	DUB	(1.000%	)	09/20/2014	1.091%		2,700	5	149	(144)
DISH DBS Corp.	DUB	(1.000%	)	12/20/2013	1.158%		3,800	9	207	(198)
HCP, Inc.	JPM	(2.830%	)	09/20/2016	1.278%		2,000	(136)	0	(136)
HCP, Inc.	MYC	(2.260%	)	03/20/2018	1.577%		5,000	(193)	0	(193)
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	0.575%		4,000	(5)	85	(90)
Intesa Sanpaolo SpA	BPS	(3.000%	)	03/20/2014	2.859%		1,000	(4)	40	(44)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	2.859%		2,200	(8)	81	(89)
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2015	3.183%		5,000	347	157	190
Intesa Sanpaolo SpA	GST	(3.000%	)	03/20/2014	2.859%	EUR	11,600	(58)	673	(731)
JC Penney Corp., Inc.	BRC	(1.000%	)	09/20/2012	1.351%	$	1,200	2	4	(2)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	2.855%		10,000	480	320	160
Kinder Morgan Kansas, Inc.	DUB	(1.000%	)	03/20/2016	1.785%		2,500	74	76	(2)
Lennar Corp.	BPS	(5.000%	)	09/20/2014	1.555%		1,500	(128)	(50)	(78)
Limited Brands, Inc.	BRC	(4.910%	)	09/20/2017	1.898%		1,200	(186)	0	(186)
Limited Brands, Inc.	MYC	(3.113%	)	09/20/2017	1.898%		2,000	(126)	0	(126)
Macy’s Retail Holdings, Inc.	BOA	(2.430%	)	03/20/2013	0.302%		2,000	(43)	0	(43)
Macy’s Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	0.757%		3,000	(643)	0	(643)
Macy’s Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	1.175%		1,000	(49)	0	(49)
Macy’s Retail Holdings, Inc.	DUB	(2.100%	)	09/20/2017	1.175%		400	(20)	0	(20)
Macy’s Retail Holdings, Inc.	MYC	(2.470%	)	09/20/2015	0.779%		10,000	(587)	0	(587)
Masco Corp.	BRC	(1.000%	)	09/20/2012	0.728%		3,000	(5)	68	(73)
Masco Corp.	CBK	(1.920%	)	03/20/2017	3.097%		8,000	417	0	417
New York Times Co.	BRC	(1.000%	)	03/20/2015	1.880%		1,000	25	58	(33)
New York Times Co.	DUB	(5.000%	)	03/20/2015	1.880%		7,500	(687)	(735)	48
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	1.676%		10,000	(505)	96	(601)
Pearson Dollar Finance PLC	CBK	(0.570%	)	06/20/2013	0.086%		1,500	(9)	0	(9)
Pearson Dollar Finance PLC	CBK	(0.690%	)	06/20/2018	0.533%		3,500	(34)	0	(34)
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.533%		11,000	(126)	0	(126)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.086%		1,500	(16)	0	(16)
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.533%		3,500	(107)	0	(107)
ProLogis	CBK	(1.000%	)	06/20/2012	0.369%		2,500	(5)	53	(58)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.280%		10,600	(158)	0	(158)
Rexam PLC	CBK	(1.450%	)	06/20/2013	0.280%		3,000	(45)	0	(45)
Reynolds American, Inc.	BRC	(1.100%	)	06/20/2012	0.333%		12,500	(27)	0	(27)
Rohm & Haas Co.	DUB	(0.470%	)	03/20/2013	0.100%		7,000	(27)	0	(27)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	4.711%		1,000	46	(2)	48
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.328%		8,550	139	0	139
RR Donnelley & Sons Co.	MYC	(1.000%	)	06/20/2014	4.614%		4,200	314	281	33
Sealed Air Corp.	BRC	(1.035%	)	09/20/2013	1.088%		10,000	4	0	4
Societe Generale S.A.	CBK	(1.000%	)	06/20/2014	2.214%	EUR	2,500	85	154	(69)
Societe Generale S.A.	FBF	(3.000%	)	06/20/2014	2.214%		7,800	(187)	49	(236)
Societe Generale S.A.	MYC	(3.000%	)	06/20/2014	2.214%		10,000	(239)	16	(255)
Springleaf Finance Corp.	GST	(5.000%	)	03/20/2013	12.823%		13,500	1,196	1,454	(258)
Springleaf Finance Corp.	RYL	(1.820%	)	12/20/2017	11.839%	$	5,000	1,606	0	1,606
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(2.370%	)	03/20/2013	0.370%		3,000	(61)	0	(61)
Tate & Lyle International Finance PLC	BRC	(1.150%	)	06/20/2016	0.444%		3,500	(104)	0	(104)
Trane U.S., Inc.	BOA	(0.660%	)	06/20/2015	0.259%		6,000	(79)	0	(79)

								$805	$3,234	$(2,429)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	2.498%	$	1,200	$9	$0	$9
Australia Government Bond	RYL	1.000%	09/20/2016	0.610%		25,000	436	182	254
BP Capital Markets America, Inc.	CBK	5.000%	06/20/2015	0.660%		250	36	5	31
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.702%		400	60	7	53
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.876%		19,600	84	(219)	303
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.463%		21,000	(709)	(626)	(83)
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%		28,200	121	(302)	423
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.876%		7,800	33	(89)	122
Brazil Government International Bond	RYL	1.000%	06/20/2015	0.876%		21,800	93	(310)	403
Egypt Government International Bond	DUB	1.000%	03/20/2016	5.319%		200	(30)	(24)	(6)
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.003%		3,500	1	(3)	4
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.003%		2,100	0	(17)	17
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.003%		2,500	0	(12)	12
Japan Government International Bond	BOA	1.000%	12/20/2015	0.737%		9,500	95	200	(105)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.737%		3,200	32	67	(35)
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%		41,000	410	877	(467)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.737%		51,000	509	1,128	(619)
MetLife, Inc.	BOA	1.000%	09/20/2013	1.033%		1,900	0	(92)	92
MetLife, Inc.	SOG	1.000%	09/20/2013	1.033%		12,900	(1)	(603)	602
NRG Energy, Inc.	BOA	5.000%	12/20/2016	6.509%		700	(40)	(3)	(37)
NRG Energy, Inc.	GST	5.000%	12/20/2016	6.509%		4,400	(248)	(18)	(230)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.549%		10,500	26	(112)	138
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	0.549%		1,000	3	(6)	9
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	0.549%		1,000	4	(5)	9
Qatar Government International Bond	CBK	1.000%	03/20/2016	0.994%		1,500	1	(10)	11
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.994%		1,500	1	(13)	14
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.994%		5,000	3	(34)	37
Qatar Government International Bond	HUS	1.000%	06/20/2016	1.031%		1,000	(1)	(7)	6
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.994%		2,000	1	(5)	6
Qatar Government International Bond	RYL	1.000%	03/20/2016	0.994%		1,000	1	(1)	2

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012 (3)	Notional Amount (4)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%	JPY	62,200	$(18)	$(92)	$74
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	5.928%		332,400	(139)	(823)	684
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	7.001%		35,000	(29)	(87)	58
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	5.926%		17,000	(2)	(35)	33
United Kingdom Gilt	BPS	1.000%	12/20/2015	0.389%	$	14,800	339	347	(8)
United Kingdom Gilt	BPS	1.000%	06/20/2016	0.466%		7,500	169	170	(1)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		20,500	475	144	331
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.389%		16,900	387	392	(5)
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.288%		19,000	441	221	220
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.389%		6,000	138	141	(3)
United Kingdom Gilt	GST	1.000%	06/20/2015	0.288%		5,600	130	62	68
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.288%		12,300	285	129	156
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.288%		23,000	534	222	312

							$3,640	$746	$2,894

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/ (Received)	Unrealized (Depreciation)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015	$	23,200	$2,370	$3,144	$(774)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		52,800	5,393	7,190	(1,797)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		34,300	3,504	5,007	(1,503)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		15,700	1,604	2,159	(555)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		24,500	2,502	3,462	(960)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		4,700	521	635	(114)

						$15,894	$21,597	$(5,703)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BPS	EUR	35,400	$(699)	$(347)	$(352)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	BRC		400	(8)	(4)	(4)
Pay	1-Month EUR-FRCPXTOB Index	1.850%	10/15/2016	UAG		70,100	(1,384)	(225)	(1,159)
Pay	1-Year BRL-CDI	9.970%	01/02/2014	BRC	BRL	38,700	123	0	123
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM		20,400	71	30	41
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		450,700	2,417	1,532	885
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		136,600	812	700	112
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		473,800	3,156	2,375	781
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		407,700	2,926	1,692	1,234
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		714,300	5,503	2,754	2,749
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BPS	$	27,100	(103)	(14)	(89)
Pay	3-Month USD-CPURNSA Index	1.500%	11/02/2012	BRC		25,000	(95)	(17)	(78)

							$12,719	$8,476	$4,243

(k)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	$	117,900	$0	$(340)
Put - OTC 1-Year Interest Rate Swap	GST	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		117,900	0	(62)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.795%	10/11/2012		136,300	0	(393)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.795%	10/11/2012		136,300	0	(71)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.056%	10/11/2012		267,200	0	(2,094)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.056%	10/11/2012		267,200	0	(269)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.915%	11/14/2012		305,700	0	(1,593)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		305,700	0	(538)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.700%	03/18/2013		223,300	2,635	(3,061)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		223,300	4,198	(3,530)
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.500%	09/24/2012		342,700	2,870	(3,386)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.500%	09/24/2012		342,700	4,733	(3,444)

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.700%	03/18/2013	$	482,100	$5,735	$(6,608)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	03/18/2013		482,100	9,356	(7,622)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		69,900	657	(745)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		56,800	386	0
Put - OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		7,700	53	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		20,400	135	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		5,400	37	0

								$30,795	$(33,756)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	172,600	$1,458	$(271)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		264,700	2,362	(438)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		34,000	439	(61)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		38,300	287	(99)

							$4,546	$(869)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premium
Balance at 03/31/2011	6,001	$4,640,800	AUD	0	EUR	0	$41,084
Sales	8,222	10,555,100		232,200		89,200	75,032
Closing Buys	(6,531)	(10,191,900)		0		(89,200)	(71,397)
Expirations	0	0		(232,200)		0	(2,193)
Exercised	(7,692)	(583,800)		0		0	(7,185)

Balance at 03/31/2012	0	$4,420,200	AUD	0	EUR	0	$35,341

(l)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	28,709	04/2012	BRC	$0	$(419)	$(419)
Buy		54,280	04/2012	DUB	134	(1)	133
Buy		1,286	04/2012	JPM	0	(27)	(27)
Sell		871,934	04/2012	JPM	27,917	0	27,917

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	888	04/2012	MSC	$0	$0	$0
Buy		22,600	04/2012	UAG	0	(33)	(33)
Buy	BRL	151,368	04/2012	BRC	0	(3,923)	(3,923)
Sell		151,368	04/2012	BRC	4,172	0	4,172
Sell		151,368	06/2012	BRC	3,961	0	3,961
Sell	CAD	207,614	06/2012	BRC	1,796	0	1,796
Buy		714	06/2012	CBK	0	(3)	(3)
Sell	CHF	356	05/2012	BSN	0	(8)	(8)
Buy	CNY	58,628	06/2012	BRC	119	0	119
Sell		286,774	06/2012	BRC	68	(5)	63
Buy		43,000	06/2012	DUB	0	(34)	(34)
Sell		137,788	06/2012	FBF	0	(34)	(34)
Sell		267,882	06/2012	HUS	4	0	4
Buy		129,327	10/2012	UAG	96	0	96
Buy		87,300	02/2013	BRC	0	(124)	(124)
Buy		43,600	02/2013	CBK	0	(62)	(62)
Buy		230,760	02/2013	JPM	0	(374)	(374)
Buy		107,400	02/2013	UAG	0	(158)	(158)
Buy	EUR	14,899	04/2012	BRC	376	0	376
Sell		50,693	04/2012	BRC	0	(2,632)	(2,632)
Buy		16,790	04/2012	BSN	249	0	249
Buy		168,917	04/2012	CBK	2,282	0	2,282
Sell		39,697	04/2012	CBK	0	(2,148)	(2,148)
Buy		87,083	04/2012	DUB	1,771	0	1,771
Sell		119,598	04/2012	DUB	0	(6,066)	(6,066)
Buy		57,391	04/2012	FBF	539	0	539
Buy		9,508	04/2012	GST	569	0	569
Buy		24,717	04/2012	HUS	470	0	470
Buy		95,247	04/2012	JPM	1,037	0	1,037
Buy		49,164	04/2012	MSC	593	0	593
Buy		34,844	04/2012	RBC	1,429	0	1,429
Sell		3,026	04/2012	RBC	0	(176)	(176)
Buy		68,211	04/2012	UAG	14	0	14
Sell		559,620	04/2012	UAG	0	(7,539)	(7,539)
Sell		150,397	05/2012	CBK	0	(1,910)	(1,910)
Sell		58,010	05/2012	DUB	0	(145)	(145)
Sell		57,391	05/2012	FBF	0	(539)	(539)
Sell		94,291	05/2012	JPM	0	(1,021)	(1,021)
Sell		37,305	05/2012	MSC	0	(120)	(120)
Sell		68,211	05/2012	UAG	0	(14)	(14)
Buy		217	06/2012	BRC	2	0	2
Buy		134	06/2012	BSN	3	0	3
Buy		11,254	06/2012	CBK	26	(4)	22
Buy		332	06/2012	DUB	2	0	2
Buy		6,383	06/2012	JPM	13	0	13
Sell		37	06/2012	MSC	0	(1)	(1)
Sell		106	06/2012	RBC	0	(3)	(3)
Buy		1,365	06/2012	UAG	20	0	20
Buy	GBP	106,899	04/2012	BRC	2,063	0	2,063
Buy		4,666	04/2012	CBK	69	0	69
Buy		5,764	04/2012	DUB	28	0	28
Sell		99,200	04/2012	GST	0	(3,210)	(3,210)
Buy		7,001	04/2012	JPM	34	0	34
Sell		34,265	04/2012	JPM	0	(1,122)	(1,122)
Buy		9,132	04/2012	UAG	124	0	124
Sell		105,409	05/2012	BRC	0	(2,045)	(2,045)
Sell	IDR	2,451,406	07/2012	UAG	0	(5)	(5)
Buy	INR	1,000,000	07/2012	BRC	0	(2,225)	(2,225)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	INR	3,907,994	07/2012	BRC	$959	$(1,092)	$(133)
Buy		7,028,529	07/2012	CBK	0	(162)	(162)
Sell		500,884	07/2012	DUB	0	(602)	(602)
Sell		356,091	07/2012	GST	0	(473)	(473)
Sell		987,332	07/2012	HUS	0	(1,080)	(1,080)
Buy		47,224	07/2012	JPM	0	(10)	(10)
Sell		2,376,789	07/2012	JPM	627	(823)	(196)
Sell	JPY	7,820,000	04/2012	HUS	7,501	0	7,501
Sell		26,930,000	05/2012	UAG	24,897	0	24,897
Sell		5,854,924	06/2012	BRC	475	0	475
Sell		85,229	06/2012	BSN	0	(6)	(6)
Buy		831,770	06/2012	CBK	0	(4)	(4)
Buy	KRW	377	07/2012	UAG	0	0	0
Sell	MXN	386,410	06/2012	BRC	0	(182)	(182)
Sell		11,462	06/2012	HUS	7	0	7
Sell	MYR	59,413	04/2012	BRC	0	(811)	(811)
Buy		31,032	04/2012	CBK	97	0	97
Sell		57,817	04/2012	DUB	0	(785)	(785)
Sell		27,032	04/2012	HUS	0	(373)	(373)
Sell		91,688	04/2012	JPM	0	(1,260)	(1,260)
Buy		202,689	04/2012	UAG	0	(970)	(970)
Buy	NZD	4,871	04/2012	UAG	0	(72)	(72)
Buy	PHP	11,697	06/2012	CBK	1	0	1
Buy	SGD	1,148	05/2012	UAG	6	0	6

					$84,550	$(44,835)	$39,715

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$95,422	$0	$95,422
Corporate Bonds & Notes
Banking & Finance	0	1,503,951	0	1,503,951
Industrials	0	352,240	3,255	355,495
Utilities	0	157,907	0	157,907
Convertible Bonds & Notes
Banking & Finance	0	2,512	0	2,512
Industrials	0	4,015	0	4,015
Municipal Bonds & Notes
California	0	8,501	0	8,501
Illinois	0	6,654	0	6,654
Ohio	0	6,999	0	6,999
Puerto Rico	0	2,464	0	2,464
Rhode Island	0	1,334	0	1,334
Texas	0	2,983	0	2,983
West Virginia	0	9,132	0	9,132
U.S. Government Agencies	0	69,057	13,608	82,665
U.S. Treasury Obligations	0	20,728,500	0	20,728,500
Mortgage-Backed Securities	0	709,069	2,937	712,006
Asset-Backed Securities	0	706,080	11,773	717,853
Sovereign Issues	0	1,265,396	0	1,265,396

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Convertible Preferred Securities
Banking & Finance	$9,939	$0	$0	$9,939
Preferred Securities
Banking & Finance	13,731	4,166	0	17,897
Short-Term Instruments
Certificates of Deposit	0	36,401	0	36,401
Repurchase Agreements	0	22,700	0	22,700
Japan Treasury Bills	0	419,795	0	419,795
U.S. Treasury Bills	0	15,942	0	15,942
PIMCO Short-Term Floating NAV Portfolios	73,466	0	0	73,466
	$97,136	$26,131,220	$31,573	$26,259,929

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	7,801	0	7,801
Foreign Exchange Contracts	0	84,550	0	84,550
Interest Rate Contracts	13,792	6,278	0	20,070
	$13,792	$98,629	$0	$112,421

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(13,039)	0	(13,039)
Foreign Exchange Contracts	0	(44,835)	0	(44,835)
Interest Rate Contracts	(223)	(35,438)	(869)	(36,530)
	$(223)	$(93,312)	$(869)	$(94,404)
Totals	$110,705	$26,136,537	$30,704	$26,277,946

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ ( Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Bank Loan Obligations	$4,960	$0	$(5,000)	$0	$0	$40	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	7,815	0	(7,900)	0	0	85	0	0	0	0
Industrials	7,210	10,263	(14,163)	(208)	0	153	0	0	3,255	155
U.S. Government Agencies	16,366	0	(2,758)	0	0	0	0	0	13,608	4
Mortgage-Backed Securities	0	3,036	0	10	0	(109)	0	0	2,937	(109)
Asset-Backed Securities	139,197	3,301	(39,480)	504	784	1,259	7,194	(100,986)	11,773	(61)
Sovereign Issues	173,309	0	(173,660)	5	0	346	0	0	0	0

	$348,857	$16,600	$(242,961)	$311	$784	$1,774	$7,194	$(100,986)	$31,573	$(11)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(15,203)	$0	$0	$0	$7,607	$6,727	$0	$0	$(869)	$2,088

Totals	$333,654	$16,600	$(242,961)	$311	$8,391	$8,501	$7,194	$(100,986)	$30,704	$2,077

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2012

(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$2,129	$2,129
Unrealized appreciation on foreign currency contracts	0	0	0	84,550	0	84,550
Unrealized appreciation on OTC swap agreements	0	7,801	0	0	5,978	13,779

	$0	$7,801	$0	$84,550	$8,107	$100,458

Liabilities:
Written options outstanding	$0	$0	$0	$0	$34,625	$34,625
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,215	1,215
Unrealized depreciation on foreign currency contracts	0	0	0	44,835	0	44,835
Unrealized depreciation on OTC swap agreements	0	13,039	0	0	1,682	14,721

	$0	$13,039	$0	$44,835	$37,522	$95,396

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$3,062	$3,062
Net realized gain on futures contracts	0	0	0	0	93,128	93,128
Net realized gain on written options	0	1,861	0	2,818	53,825	58,504
Net realized (loss) on swaps	0	(1,748)	0	0	(117,562)	(119,310)
Net realized gain on foreign currency transactions	0	0	0	2,082	0	2,082

	$0	$113	$0	$4,900	$32,453	$37,466

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2012	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

March 31, 2012

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(1,377)	$(1,377)
Net change in unrealized appreciation on futures contracts	0	0	0	0	14,884	14,884
Net change in unrealized appreciation (depreciation) on written options	0	(901)	0	0	15,650	14,749
Net change in unrealized (depreciation) on swaps	0	(2,585)	0	0	(10,301)	(12,886)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	38,286	0	38,286

	$0	$(3,486)	$0	$38,286	$18,856	$53,656

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $13,569 and open centrally cleared swaps cumulative appreciation/(depreciation) of $300 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$480	$(260)	$220
BPS	(373)	750	377
BRC	3,265	(4,030)	(765)
BSN	238	0	238
CBK	(3,178)	4,923	1,745
DUB	(25,401)	25,182	(219)
FBF	358	(340)	18
GLM	71	(90)	(19)
GST	(2,026)	(1,780)	(3,806)
HUS	11,995	(11,900)	95
JPM	25,219	(26,170)	(951)
MSC	472	(2,155)	(1,683)
MYC	997	(2,905)	(1,908)
RBC	1,250	(1,020)	230
RYL	3,740	(3,440)	300
SOG	456	(270)	186
UAG	20,638	(21,680)	(1,042)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

40	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2012

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

ANNUAL REPORT	MARCH 31, 2012	41

Notes to Financial Statements (Cont.)

(c) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions

42	PIMCO REAL RETURN FUND

March 31, 2012

that are modified in the first interim or annual period beginning on or after December 15, 2011. Management anticipates the Fund may recognize additional borrowing expense (interest expense) as a result of the change of accounting treatment. The magnitude of this change has not been determined at this time.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2011, FASB issued an ASU to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

ANNUAL REPORT	MARCH 31, 2012	43

Notes to Financial Statements (Cont.)

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

44	PIMCO REAL RETURN FUND

March 31, 2012

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2012	45

Notes to Financial Statements (Cont.)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser (the “Adviser”), Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Fund uses these fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such

46	PIMCO REAL RETURN FUND

March 31, 2012

fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2012, the Fund had no unfunded loan commitments.

(d) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables,

ANNUAL REPORT	MARCH 31, 2012	47

Notes to Financial Statements (Cont.)

home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for

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collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments,

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Notes to Financial Statements (Cont.)

and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized

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gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security, from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would

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effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

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Notes to Financial Statements (Cont.)

Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2012 for which the Fund is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

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6. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to the Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), formerly known as Allianz Global Investors of America L.P., and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes
0.20%	0.30%	0.20%	0.60%	0.35%(2)
(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the class’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2012.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%

58	PIMCO REAL RETURN FUND

March 31, 2012

	Allowable Rate
	Distribution Fee	Servicing Fee
Class C	0.50%	0.25%
Class R	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2012, the Distributor received $18,790,288 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The

ANNUAL REPORT	MARCH 31, 2012	59

Notes to Financial Statements (Cont.)

procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2012, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$563,891	$213,059

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“PIMCO Short-Term Floating NAV Portfolios”) to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolios are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolios may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolios are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolios for the period ended March 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2012	Dividend Income
$5,180	$5,939,237	$(5,871,200)	$249	$0	$73,466	$437

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment

60	PIMCO REAL RETURN FUND

March 31, 2012

objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2012, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$31,608,565	$28,866,202	$3,128,280	$2,891,133

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Real Return Fund
	Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	293,371	$3,506,439	257,639	$2,914,321
Class P	66,031	791,085	68,832	778,769
Administrative Class	58,857	704,577	40,887	462,590
Class D	73,636	879,586	77,521	879,322
Class A	133,754	1,596,773	140,211	1,589,987
Class B	163	1,941	358	4,049
Class C	53,615	639,492	59,388	673,333
Class R	19,466	232,827	15,145	171,467

Issued as reinvestment of distributions
Institutional Class	44,481	526,417	15,478	175,745
Class P	3,685	43,617	621	7,066
Administrative Class	7,102	84,023	2,245	25,504
Class D	11,029	130,452	3,134	35,613
Class A	21,598	255,437	6,544	74,306
Class B	327	3,864	215	2,428
Class C	9,517	112,450	2,442	27,703
Class R	1,866	22,060	472	5,360

ANNUAL REPORT	MARCH 31, 2012	61

Notes to Financial Statements (Cont.)

	PIMCO Real Return Fund
	Year Ended 03/31/2012		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount

Cost of shares redeemed
Institutional Class	(245,790)	$(2,948,191)	(328,929)	$(3,702,021)
Class P	(36,864)	(440,322)	(28,700)	(324,269)
Administrative Class	(44,097)	(525,003)	(36,816)	(416,638)
Class D	(52,608)	(628,542)	(58,066)	(658,281)
Class A	(123,754)	(1,480,462)	(131,279)	(1,487,933)
Class B	(8,337)	(99,032)	(17,884)	(202,831)
Class C	(45,214)	(539,126)	(52,819)	(599,188)
Class R	(11,986)	(143,211)	(10,571)	(119,886)
Net increase resulting from Fund share transactions	229,848	$2,727,151	26,068	$316,516

12. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2012, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2009-2011, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2012, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral	Qualified Late-Year Loss Deferral
$131,919	$181,414	$861,662	$(21,328)	$0	$0	$0
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

62	PIMCO REAL RETURN FUND

March 31, 2012

As of March 31, 2012, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (3)
$25,390,448	$998,480	$(128,999)	$869,481
(3)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments.

For the fiscal years ended March 31, 2012 and March 31, 2011, respectively, the Fund made the following tax basis distributions (amounts in thousands):

March 31, 2012			March 31, 2011
Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (4)	Long-Term Capital Gain Distributions	Return of Capital
$956,924	$418,986	$0	$423,022	$0	$0
(4)	Includes short-term capital gains, if any, distributed.

14. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were available to be issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

ANNUAL REPORT	MARCH 31, 2012	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Return Fund (one series of PIMCO Funds, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

64	PIMCO REAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GST	Goldman Sachs International

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Renminbi	NZD	New Zealand Dollar
EUR	Euro	PHP	Philippine Peso
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	FRCPXTOB	France Consumer Price ex-Tobacco Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation

ANNUAL REPORT	MARCH 31, 2012	65

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2012) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2012 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2012 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2012 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
0.26%	0.26%	$545,709	$280,672

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2013, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2012.

66	PIMCO REAL RETURN FUND

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc. Formerly Chairman and Director PIMCO Strategic Global Government Fund, Inc.
Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management L.P.	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	161	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	155	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Formerly, Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.
Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	155	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2012	67

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO and Senior Vice President, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.
Peter G. Strelow (1970) Vice President	05/2008 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

68	PIMCO REAL RETURN FUND

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transaction with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts,

ANNUAL REPORT	MARCH 31, 2012	69

Privacy Policy (Cont.)

(Unaudited)

subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

70	PIMCO REAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3010AR_033112

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to reflect a change in the principal underwriter of the series of the Registrant. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2012	$4,259,514
March 31, 2011	$3,729,669

(b) Fiscal Year Ended	Audit-Related Fees(1)
March 31, 2012	$10,750
March 31, 2011	$10,750

(c) Fiscal Year Ended	Tax Fees (2)
March 31, 2012	$—
March 31, 2011	$—

(d) Fiscal Year Ended	All Other Fees (3)
March 31, 2012	$—
March 31, 2011	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non- Audit Fees Billed to Entity
Entity	March 31, 2012	March 31, 2011
PIMCO Funds	$10,750	$10,750
Pacific Investment Management Company LLC (“PIMCO”)	$4,462,274	$2,595,949
Allianz Global Investors Fund Management LLC	$910,930	$848,150
Allianz Asset Management of America L.P. (formerly known as Allianz Global Investors of America L.P.)	$3,387,554	$2,776,625

Totals	$8,771,508	$6,231,474

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

Ronald C. Parker;

William J. Popejoy

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Total Return Fund

March 31, 2012

Complete Schedule of Investments

Schedule of Investments PIMCO Total Return Fund	March 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%

Ally Financial, Inc.
0.500% due 06/11/2012		$23,000	$	22,080

Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		9,875		9,883

Charter Communications, Inc.
3.720% due 09/06/2016		4,962		4,956

Chrysler Group LLC
6.000% due 05/24/2017		7,196		7,322

Delos Aircraft, Inc.
7.000% due 03/17/2016		41,146		41,401

Dole Food Co., Inc.
5.000% - 6.000% due 07/08/2018		43,120		43,417

Fresenius Medical Care U.S. Finance, Inc.
1.845% due 03/31/2013		2		2

HCA, Inc.
2.491% due 11/17/2013		71,500		71,295
2.741% due 05/02/2016		104,405		101,899

Intelsat Jackson Holdings S.A.
5.250% due 04/02/2018		24,813		24,972

JBS USA LLC
4.250% due 05/25/2018		17,910		17,958

Kabel Deutschland Holding AG
4.423% due 12/31/2016	EUR	11,000		14,742

Reynolds Group Holdings Ltd.
6.500% due 08/09/2018		$3,248		3,293

Sensata Technologies BV
4.000% due 05/12/2018		24,813		24,825

Springleaf Finance Corp.
5.500% due 05/10/2017		477,950		441,208

SunGard Data Systems, Inc.
3.741% due 02/28/2014		2,499		2,503

Syniverse Holdings, Inc.
5.250% due 12/21/2017		6,913		6,950

Transdigm, Inc.
4.000% due 02/14/2017		11,850		11,874

U.S. Airways Group, Inc.
2.742% due 03/23/2014		26,600		24,595

Vodafone Group PLC
6.250% due 07/24/2016		150,975		150,975
6.875% due 08/17/2015		153,946		153,946

Yell Group PLC
3.991% due 07/31/2014		25,904		8,341

Total Bank Loan Obligations (Cost $1,239,898)				1,188,437

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 21.1%

21st Century Insurance Group
5.900% due 12/15/2013		160		168

Abbey National Capital Trust
8.963% due 12/29/2049		10,000		10,200

Abbey National Treasury Services PLC
2.137% due 04/25/2014		219,900		213,563

ABN AMRO North American Holding Preferred Capital Repackage Trust
6.523% due 12/29/2049		15,000		12,375

ACE INA Holdings, Inc.
5.875% due 06/15/2014		3,400		3,747

AIG SunAmerica Global Financing
6.900% due 03/15/2032		19,896		22,782

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

AIG-FP Matched Funding
7.000% due 05/15/2015	EUR	40,000	$	53,429

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		$174,000		182,793

Ally Credit Canada Ltd.
6.000% due 05/23/2012	EUR	27,165		36,510

Ally Financial, Inc.
0.000% due 12/01/2012		$32,400		31,428
0.000% due 06/15/2015		2,100		1,714
2.688% due 12/01/2014		12,300		11,633
3.710% due 02/11/2014		511,370		506,277
3.874% due 06/20/2014		299,000		293,068
4.500% due 02/11/2014		214,325		215,129
5.250% due 01/15/2014		61		60
5.500% due 02/15/2017		10,000		10,020
5.700% due 10/15/2013		15		15
5.700% due 12/15/2013		312		306
5.750% due 01/15/2014		150		148
5.850% due 05/15/2013		60		59
5.850% due 06/15/2013		109		108
5.900% due 12/15/2013		194		192
5.900% due 01/15/2019		491		451
5.900% due 02/15/2019		474		437
5.900% due 10/15/2019		86		80
6.000% due 05/23/2012		45,235		45,518
6.000% due 11/15/2013		239		236
6.000% due 12/15/2013		111		109
6.000% due 02/15/2019		5,469		5,073
6.000% due 03/15/2019		15,434		14,225
6.000% due 04/15/2019		3,479		3,183
6.000% due 09/15/2019		569		531
6.050% due 08/15/2019		1,404		1,311
6.050% due 10/15/2019		1,732		1,604
6.100% due 11/15/2013		124		123
6.100% due 09/15/2019		820		762
6.125% due 10/15/2019		306		283
6.150% due 09/15/2013		50		50
6.150% due 11/15/2013		25		25
6.150% due 12/15/2013		35		35
6.150% due 08/15/2019		2,022		1,899
6.150% due 09/15/2019		785		742
6.150% due 10/15/2019		1,736		1,609
6.200% due 11/15/2013		206		204
6.200% due 03/15/2016		135		131
6.200% due 04/15/2019		2,980		2,742
6.250% due 07/15/2013		230		229
6.250% due 10/15/2013		111		111
6.250% due 11/15/2013		170		170
6.250% due 02/15/2016		280		276
6.250% due 12/15/2018		360		338
6.250% due 01/15/2019		554		510
6.250% due 04/15/2019		2,697		2,539
6.250% due 05/15/2019		1,161		1,100
6.250% due 07/15/2019		1,686		1,602
6.300% due 03/15/2013		20		20
6.300% due 10/15/2013		210		208
6.300% due 11/15/2013		211		209
6.300% due 03/15/2016		1,195		1,166
6.300% due 08/15/2019		542		512
6.350% due 02/15/2016		75		73
6.350% due 04/15/2016		259		252
6.350% due 10/15/2016		60		58
6.350% due 04/15/2019		1,208		1,147
6.350% due 07/15/2019		1,540		1,456
6.375% due 01/15/2014		120		119
6.400% due 03/15/2013		50		50
6.400% due 03/15/2016		50		49
6.400% due 12/15/2018		136		128
6.400% due 11/15/2019		2,414		2,248
6.500% due 02/15/2013		130		130
6.500% due 03/15/2013		117		117
6.500% due 04/15/2013		190		190
6.500% due 05/15/2013		228		228
6.500% due 06/15/2013		20		20

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.500% due 08/15/2013	$50	$	50
6.500% due 11/15/2013	443		441
6.500% due 02/15/2016	46		46
6.500% due 03/15/2016	167		164
6.500% due 09/15/2016	436		426
6.500% due 10/15/2016	798		782
6.500% due 06/15/2018	2,870		2,776
6.500% due 11/15/2018	25		24
6.500% due 12/15/2018	812		781
6.500% due 05/15/2019	1,397		1,334
6.500% due 01/15/2020	42		39
6.550% due 10/15/2016	450		443
6.550% due 12/15/2019	105		101
6.600% due 08/15/2016	5,162		5,036
6.600% due 05/15/2018	100		96
6.600% due 06/15/2019	346		332
6.625% due 05/15/2012	110,520		111,390
6.650% due 02/15/2013	46		46
6.650% due 04/15/2016	119		117
6.650% due 06/15/2018	67		63
6.650% due 10/15/2018	562		539
6.700% due 05/15/2014	55		55
6.700% due 06/15/2014	263		263
6.700% due 08/15/2016	125		122
6.700% due 06/15/2018	2,858		2,722
6.700% due 11/15/2018	154		148
6.700% due 06/15/2019	592		578
6.700% due 12/15/2019	60		57
6.750% due 09/15/2012	1,490		1,488
6.750% due 10/15/2012	1,102		1,100
6.750% due 04/15/2013	148		148
6.750% due 06/15/2014	95		95
6.750% due 12/01/2014	198,593		207,555
6.750% due 07/15/2016	236		236
6.750% due 08/15/2016	1,968		1,933
6.750% due 09/15/2016	534		529
6.750% due 11/15/2016	236		234
6.750% due 06/15/2017	23		22
6.750% due 03/15/2018	421		406
6.750% due 07/15/2018	421		406
6.750% due 09/15/2018	286		276
6.750% due 10/15/2018	301		289
6.750% due 11/15/2018	488		476
6.750% due 05/15/2019	2,309		2,235
6.750% due 06/15/2019	751		729
6.800% due 04/15/2013	20		20
6.800% due 09/15/2016	89		88
6.800% due 09/15/2018	310		299
6.800% due 10/15/2018	501		484
6.850% due 04/15/2016	220		218
6.850% due 05/15/2016	60		59
6.850% due 07/15/2016	50		49
6.850% due 05/15/2018	201		195
6.875% due 08/28/2012	348,282		355,216
6.875% due 10/15/2012	987		986
6.875% due 08/15/2016	1,712		1,698
6.875% due 07/15/2018	135		132
6.900% due 06/15/2017	540		528
6.900% due 07/15/2018	1,022		991
6.900% due 08/15/2018	310		304
6.950% due 06/15/2017	138		137
7.000% due 10/15/2012	892		892
7.000% due 12/15/2012	856		857
7.000% due 01/15/2013	947		946
7.000% due 08/15/2013	97		97
7.000% due 05/15/2016	269		266
7.000% due 08/15/2016	64		63
7.000% due 11/15/2016	427		422
7.000% due 12/15/2016	235		233
7.000% due 02/15/2017	75		73
7.000% due 06/15/2017	743		720
7.000% due 07/15/2017	789		769
7.000% due 02/15/2018	3,283		3,215
7.000% due 03/15/2018	508		506
7.000% due 05/15/2018	316		308
7.000% due 08/15/2018	187		182

See Accompanying Notes	1

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
7.000% due 09/15/2018		$336	$	328
7.000% due 02/15/2021		191		185
7.000% due 09/15/2021		386		373
7.000% due 11/15/2024		11,604		11,076
7.050% due 03/15/2018		1,281		1,245
7.050% due 04/15/2018		558		544
7.100% due 09/15/2012		1,800		1,800
7.100% due 01/15/2013		330		330
7.125% due 08/15/2012		10,253		10,253
7.125% due 12/15/2012		304		304
7.125% due 10/15/2017		2,450		2,439
7.150% due 11/15/2012		264		264
7.150% due 06/15/2016		297		294
7.150% due 09/15/2018		353		344
7.150% due 03/15/2025		90		87
7.200% due 10/15/2017		736		723
7.250% due 08/15/2012		6,484		6,518
7.250% due 06/15/2016		375		374
7.250% due 09/15/2017		10,108		9,992
7.250% due 01/15/2018		912		904
7.250% due 04/15/2018		4,778		4,680
7.250% due 08/15/2018		5,497		5,408
7.250% due 09/15/2018		261		256
7.250% due 01/15/2025		2,346		2,283
7.250% due 02/15/2025		297		287
7.250% due 03/15/2025		210		202
7.300% due 12/15/2017		102		100
7.300% due 01/15/2018		2,684		2,627
7.350% due 04/15/2018		2,123		2,069
7.375% due 11/15/2016		5,102		5,075
7.375% due 04/15/2018		357		352
7.400% due 12/15/2017		2,217		2,171
7.500% due 10/15/2012		145		145
7.500% due 12/31/2013		178,389		189,984
7.500% due 05/15/2016		555		555
7.500% due 11/15/2016		8,653		8,589
7.500% due 08/15/2017		752		742
7.500% due 11/15/2017		1,551		1,519
7.500% due 12/15/2017		2,463		2,415
7.500% due 09/15/2020		261,200		283,076
7.500% due 03/15/2025		50		48
7.550% due 05/15/2016		10		10
7.625% due 11/15/2012		151		151
7.750% due 10/15/2012		123		123
7.750% due 10/15/2017		133		133
8.000% due 10/15/2017		167		165
8.000% due 11/15/2017		144		144
8.000% due 12/31/2018		3,500		3,736
8.000% due 11/01/2031		71,670		76,466
8.125% due 11/15/2017		296		293
8.250% due 03/15/2017		40		40
8.300% due 02/12/2015		255,045		278,318
9.000% due 07/15/2015		276		276
9.000% due 07/15/2020		154		154

American Express Bank FSB
0.371% due 05/29/2012		32,325		32,330
0.542% due 06/12/2017		47,000		44,687
5.500% due 04/16/2013		281,640		294,904
6.000% due 09/13/2017		290,055		339,758

American Express Centurion Bank
5.550% due 10/17/2012		16,500		16,926
6.000% due 09/13/2017		265,900		311,464

American Express Co.
4.875% due 07/15/2013		6,300		6,598
7.000% due 03/19/2018		118,214		145,270
7.250% due 05/20/2014		12,500		14,079

American Express Credit Corp.
5.125% due 08/25/2014		84,500		91,946
5.875% due 05/02/2013		174,210		183,238
6.625% due 09/24/2012	GBP	100		163
7.300% due 08/20/2013		$515		557

American General Capital
8.500% due 07/01/2030		112,200		121,285

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

American General Institutional Capital
7.570% due 12/01/2045		$20,000	$	20,100
8.125% due 03/15/2046		90,935		93,208

American International Group, Inc.
0.000% due 10/15/2037		190,000		29,397
0.000% due 01/18/2047		135,329		13,414
0.446% due 10/22/2012	JPY	5,000,000		55,911
1.388% due 07/19/2013	EUR	16,600		21,752
1.400% due 04/03/2012	JPY	5,600,000		67,657
2.750% due 12/21/2016	CHF	23,820		25,595
2.875% due 04/16/2015		87,690		95,996
3.375% due 06/29/2017		23,320		25,353
3.650% due 01/15/2014		$2,800		2,853
3.750% due 11/30/2013		139,700		141,369
4.250% due 05/15/2013		246,666		252,354
4.375% due 04/26/2016	EUR	14,650		19,710
4.500% due 12/20/2017 (p)	HKD	500,000		64,669
4.900% due 06/02/2014	CAD	81,886		84,124
5.000% due 06/26/2017	EUR	23,250		31,513
5.000% due 04/26/2023	GBP	26,500		39,309
5.050% due 10/01/2015		$201,711		215,079
5.450% due 05/18/2017		322,410		347,303
5.600% due 10/18/2016		123,771		134,136
5.850% due 01/16/2018		384,817		419,420
6.250% due 05/01/2036		264,540		286,592
6.250% due 03/15/2087		140,521		127,172
6.400% due 12/15/2020		22,100		25,045
6.765% due 11/15/2017	GBP	194,606		340,771
6.797% due 11/15/2017	EUR	61,132		89,073
7.980% due 06/15/2017	MXN	177,485		13,705
8.000% due 05/22/2068	EUR	132,900		173,083
8.175% due 05/15/2068		$1,012,786		1,077,098
8.250% due 08/15/2018		816,770		982,709
8.625% due 05/22/2068	GBP	122,950		195,774

Amsouth Bank
5.200% due 04/01/2015		$5,000		5,150

ANZ National International Ltd.
3.125% due 08/10/2015		1,400		1,432
6.200% due 07/19/2013		243,350		255,767

ASIF
5.125% due 01/28/2013	GBP	11,482		18,791

ASIF Global Financing
4.900% due 01/17/2013		$55,793		56,741

ASIF Jersey Ltd.
4.750% due 09/11/2013	EUR	17,479		23,984
10.777% due 04/29/2013		13,798,000		10,483

Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		$116,700		118,156
2.400% due 11/23/2016		76,700		77,414

Banco del Estado de Chile
4.125% due 10/07/2020		38,000		39,520

Banco do Brasil S.A.
4.500% due 01/22/2015		32,500		34,255
4.500% due 01/20/2016	EUR	50,000		69,119
6.000% due 01/22/2020		$11,500		12,966

Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		5,000		5,050

Banco Santander Brasil S.A.
2.574% due 03/18/2014		486,400		477,811
4.250% due 01/14/2016		243,300		244,517
4.500% due 04/06/2015		40,400		41,309
4.625% due 02/13/2017		47,500		47,856

Banco Santander Chile
1.811% due 04/20/2012		2,000		2,000
2.162% due 01/19/2016		169,700		162,064
2.875% due 11/13/2012		65,700		65,900

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Bank of America Corp.
0.832% due 10/14/2016 (k)		$45,000	$	39,236
0.833% due 08/15/2016		70,800		60,278
0.974% due 09/11/2012		1,500		1,497
1.141% due 06/11/2012	GBP	5,000		7,989
1.973% due 01/30/2014		$25,200		24,755
2.131% due 07/11/2014		13,200		12,937
4.740% due 02/14/2017	AUD	11,000		9,379
4.750% due 08/15/2013		$500		515
4.750% due 05/23/2017	EUR	5,300		6,053
4.875% due 09/15/2012		$10,250		10,389
4.875% due 01/15/2013		5,310		5,429
5.375% due 09/11/2012		250		254
5.650% due 05/01/2018		69,690		74,471
6.000% due 09/01/2017		268,120		292,297
6.500% due 08/01/2016		10,575		11,636
7.375% due 05/15/2014		137,775		149,621
7.625% due 06/01/2019		8,800		10,159
7.800% due 09/15/2016		2,000		2,225

Bank of America Institutional Capital
8.070% due 12/31/2026		4,400		4,444

Bank of America N.A.
0.754% due 06/15/2016		121,860		108,223
6.000% due 10/15/2036		51,600		51,082

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,700		129,026

Bank of India
4.750% due 09/30/2015		14,200		14,531

Bank of Montreal
1.300% due 10/31/2014		95,000		95,891
1.950% due 01/30/2018		63,200		63,964
2.850% due 06/09/2015		135,500		142,914

Bank of New York Mellon Corp.
4.500% due 04/01/2013		500		519
6.375% due 04/01/2012		200		200

Bank of Nova Scotia
1.650% due 10/29/2015 (k)		164,300		167,071
1.950% due 01/30/2017		79,300		80,259
2.250% due 01/22/2013		48,000		48,672

Bank of Scotland PLC
5.500% due 06/15/2012		12,000		12,094
5.625% due 05/23/2013	EUR	3,900		5,413

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015		$3,100		3,287

Bank One Corp.
4.900% due 04/30/2015		10,000		10,742

Barclays Bank PLC
2.053% due 01/28/2015		20,000		19,364
2.375% due 01/13/2014		42,000		42,319
2.500% due 01/23/2013		65,000		65,583
5.200% due 07/10/2014		4,400		4,665
5.450% due 09/12/2012		272,350		277,485
6.000% due 01/23/2018	EUR	4,400		5,893
6.050% due 12/04/2017		$252,836		261,156
10.179% due 06/12/2021		496,697		589,112
14.000% due 11/29/2049	GBP	318,158		625,940

Barnett Capital
1.172% due 02/01/2027		$2,000		1,412

Barrick International Barbados Corp.
5.750% due 10/15/2016		100		115

BB&T Corp.
4.750% due 10/01/2012		145		148

BBVA Bancomer S.A.
4.500% due 03/10/2016		96,500		99,878
6.500% due 03/10/2021		191,600		200,701

BBVA Senior Finance S.A.U.
4.000% due 03/22/2013	EUR	9,100		12,286

2	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Bear Stearns Cos. LLC
0.883% due 11/21/2016		$58,706	$	56,235
6.400% due 10/02/2017		271,429		316,331
7.250% due 02/01/2018		44,365		53,549

BFC Finance Corp.
7.375% due 12/01/2017		728		851

BM&FBovespa S.A.
5.500% due 07/16/2020		16,500		17,696

BNP Paribas Home Loan SFH
4.500% due 05/30/2014	EUR	3,800		5,412
4.750% due 05/28/2013		2,900		4,034

BNP Paribas S.A.
0.983% due 04/08/2013		$21,000		20,832
3.600% due 02/23/2016		36,000		36,400
4.730% due 04/29/2049	EUR	5,000		5,202
5.186% due 06/29/2049		$12,850		11,244
5.954% due 07/29/2049	GBP	14,850		17,933
7.195% due 06/29/2049		$25,500		22,886

BNY Mellon N.A.
4.750% due 12/15/2014		50		54

BNZ International Funding Ltd.
2.625% due 06/05/2012		10,000		10,032

Boeing Capital Corp.
5.800% due 01/15/2013		80		83

BPCE S.A.
2.277% due 02/07/2014		72,000		70,428
2.375% due 10/04/2013		59,900		58,928
4.625% due 07/29/2049	EUR	2,700		2,728
9.000% due 03/29/2049		10,200		12,583

BRFkredit A/S
0.817% due 04/15/2013		$300		300

Canadian Imperial Bank of Commerce
1.500% due 12/12/2014		65,000		66,230

Capital One Bank USA N.A.
8.800% due 07/15/2019		115,000		140,766

Capital One Capital
8.875% due 05/15/2040		53,600		54,111
10.250% due 08/15/2039		30,000		30,975

Capital One Financial Corp.
6.250% due 11/15/2013		193		206
6.750% due 09/15/2017		230,213		271,370
7.375% due 05/23/2014		13,012		14,410

Caterpillar Financial Services Corp.
5.605% due 06/29/2012	AUD	39,500		41,037

CBA Capital Trust
5.805% due 08/29/2049		$7,500		7,544

Charter One Bank N.A.
6.375% due 05/15/2012		6,350		6,377

Cie de Financement Foncier
2.125% due 04/22/2013		4,000		4,023

CIT Group, Inc.
5.250% due 04/01/2014		90,900		93,286

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950		20,358

CitiFinancial, Inc.
6.625% due 06/01/2015		10,000		10,624

Citigroup Capital
8.300% due 12/21/2077		624,197		631,687

Citigroup Global Markets Holdings, Inc.
1.270% due 05/13/2035	EUR	20,000		13,051

Citigroup, Inc.
0.600% due 03/07/2014		$21,000		20,316
0.745% due 06/09/2016		87,900		77,222
0.811% due 11/05/2014		1,265		1,213

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.960% due 06/28/2013	EUR	12,600	$	16,654
1.107% due 03/05/2014		20,000		26,027
1.353% due 02/15/2013		$276,400		275,144
2.027% due 01/13/2014		404,200		402,008
2.203% due 05/15/2018		1,250		1,189
2.510% due 08/13/2013		215,480		216,208
3.625% due 11/30/2017	EUR	1,650		1,921
4.250% due 02/25/2030		60,000		64,818
4.587% due 12/15/2015		$47,135		49,680
4.750% due 05/31/2017	EUR	11,500		13,453
4.750% due 02/10/2019		25,975		31,543
5.000% due 09/15/2014		$75,470		78,197
5.300% due 10/17/2012		292,268		298,114
5.500% due 08/27/2012		203,242		206,931
5.500% due 04/11/2013		800,970		831,380
5.625% due 08/27/2012		36,517		37,136
5.850% due 07/02/2013		77,279		80,869
5.875% due 07/01/2024	GBP	10,150		15,633
6.000% due 12/13/2013		$9,508		10,077
6.000% due 08/15/2017		79,142		88,075
6.010% due 01/15/2015		35,718		38,833
6.125% due 11/21/2017		115,975		129,571
6.125% due 05/15/2018		96,020		107,748
6.375% due 08/12/2014		16,784		18,219
6.393% due 03/06/2023	EUR	70,100		88,405
6.400% due 03/27/2013		9,200		12,796
6.500% due 08/19/2013		$256,804		271,754
7.375% due 06/16/2014	EUR	18,400		26,991
8.125% due 07/15/2039		$118,249		153,327
8.500% due 05/22/2019		42,946		53,006

CNA Financial Corp.
6.500% due 08/15/2016		6,250		7,029

Commonwealth Bank of Australia
1.000% due 07/12/2013		13,100		13,167

Corp. Andina de Fomento
8.125% due 06/04/2019		1,740		2,165

Countrywide Financial Corp.
0.967% due 05/07/2012		2,273		2,274
5.800% due 06/07/2012 (k)		398,383		401,544
6.250% due 05/15/2016		44,755		46,671

Credit Agricole Home Loan SFH
1.311% due 07/21/2014		12,600		12,356

Credit Agricole S.A.
5.136% due 12/29/2049	GBP	11,350		12,436

Credit Suisse
2.200% due 01/14/2014		$141,400		142,837
5.000% due 05/15/2013		231,900		240,837
5.300% due 08/13/2019		8,100		8,940

Credit Suisse USA, Inc.
5.500% due 08/15/2013		275		289

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		10,100		10,468

DanFin Funding Ltd.
1.267% due 07/16/2013		21,000		21,211

Danske Bank A/S
1.617% due 04/14/2014		12,600		12,398
2.500% due 05/10/2012		100		100
5.684% due 12/29/2049	GBP	17,100		22,401

DBS Bank Ltd.
0.718% due 05/16/2017		$22,000		21,945
5.000% due 11/15/2019		8,000		8,446

Deutsche Bank AG
1.532% due 09/22/2015	EUR	13,400		16,924
4.875% due 05/20/2013		$276,385		286,751
6.000% due 09/01/2017		24,250		27,555

Deutsche Bank Capital Funding Trust
3.440% due 12/29/2049		14,600		9,928

Dexia Credit Local
0.880% due 03/05/2013		286,500		274,614
2.000% due 03/05/2013		153,970		152,359

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Dexia Credit Local S.A.
1.033% due 04/29/2014		$885,740	$	826,158
1.291% due 02/19/2013	EUR	4,000		5,216
2.750% due 01/10/2014		$211,070		205,134
2.750% due 04/29/2014		152,600		149,059

DNB Bank ASA
3.200% due 04/03/2017 (c)		43,100		43,310

DNB Boligkreditt A/S
4.125% due 02/01/2013	EUR	3,200		4,389

Eksportfinans ASA
0.783% due 04/05/2013		$8,325		8,022
0.783% due 10/07/2013		17,750		16,802
0.890% due 06/16/2015	JPY	1,900,000		19,668
0.975% due 03/09/2015		$5,000		4,810
1.600% due 03/20/2014	JPY	219,000		2,463
1.875% due 04/02/2013		$13,742		13,402
2.000% due 09/15/2015		10,165		9,026
2.375% due 06/26/2013	CHF	1,000		1,094
2.375% due 05/25/2016		$15,900		14,026
2.875% due 11/16/2016	CHF	1,100		1,110
3.000% due 11/17/2014		$22,604		21,427
5.500% due 05/25/2016		1,100		1,078
5.500% due 06/26/2017		7,925		7,719

European Financial Stability Facility
3.375% due 07/05/2021	EUR	20,100		27,882

European Investment Bank
1.250% due 09/20/2012	JPY	44,700		543
3.625% due 01/15/2021	EUR	44,200		63,301
4.625% due 04/15/2020		47,600		73,023

Export-Import Bank of Korea
2.274% due 03/21/2015		$184,600		184,456
4.000% due 01/29/2021		66,500		65,747
4.125% due 09/09/2015		19,200		20,230
5.125% due 06/29/2020		116,061		124,937
5.750% due 05/22/2013	EUR	1,800		2,489
5.875% due 01/14/2015		$27,060		29,610
8.125% due 01/21/2014		44,200		48,913

FCE Bank PLC
7.125% due 01/15/2013	EUR	319,300		442,352

FIA Card Services N.A.
6.625% due 06/15/2012		$10,000		10,074
7.125% due 11/15/2012		12,845		13,169

Fifth Third Bancorp
6.250% due 05/01/2013		100,180		105,392
8.250% due 03/01/2038		2,800		3,719

FIH Erhvervsbank A/S
0.844% due 06/13/2013		24,300		24,312

First Horizon National Corp.
5.375% due 12/15/2015		2,800		2,977

FleetBoston Financial Corp.
6.700% due 07/15/2028		1,200		1,146

FNBC Pass-Through Trust
8.080% due 01/05/2018		164		184

Ford Motor Credit Co. LLC
3.875% due 01/15/2015		100,000		101,042
5.625% due 09/15/2015		15,400		16,416
5.875% due 08/02/2021		159,100		171,852
6.625% due 08/15/2017		49,000		54,348
7.000% due 10/01/2013		94,314		100,795
7.000% due 04/15/2015		84,391		92,396
7.500% due 08/01/2012		389,176		395,111
7.800% due 06/01/2012		16,876		17,024
8.000% due 06/01/2014		282,963		311,632
8.000% due 12/15/2016		182,919		212,492
8.125% due 01/15/2020		30,400		36,849
8.700% due 10/01/2014		142,610		161,637
12.000% due 05/15/2015		81,265		100,972

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100		134

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

GE Capital European Funding
1.270% due 05/17/2021	EUR	5,000	$	5,815

GE Capital UK Funding
1.186% due 03/20/2017	GBP	79,650		116,252
6.000% due 04/11/2013		84		140

General Electric Capital Corp.
0.474% due 09/20/2013		$25,000		24,635
0.579% due 05/29/2012		700		698
0.604% due 03/20/2014		200		198
0.604% due 06/20/2014		38,000		36,916
0.614% due 12/20/2013		5,000		4,810
0.624% due 12/28/2018		27,400		23,494
0.644% due 03/20/2017		7,000		6,466
0.773% due 10/06/2015		13,500		12,976
0.911% due 05/05/2026		19,950		16,316
4.625% due 09/15/2066	EUR	10,200		10,675
5.500% due 09/15/2067		175,250		208,021
5.875% due 01/14/2038		$455,687		501,183
6.000% due 06/15/2012		300		303
6.375% due 11/15/2067		265,200		271,167
6.500% due 09/15/2067	GBP	4,500		6,910
6.875% due 01/10/2039		$11,600		14,333
8.125% due 05/15/2012		250		252

General Electric Capital Services, Inc.
7.500% due 08/21/2035		46,700		60,458

Genworth Financial, Inc.
6.515% due 05/22/2018		15,000		15,521
7.700% due 06/15/2020		15,000		15,723

Genworth Global Funding Trusts
0.643% due 05/15/2012		16,279		16,265

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		40,440		41,961

Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700		17,593

GMAC International Finance BV
7.500% due 04/21/2015	EUR	79,120		108,688

Golden West Financial Corp.
4.750% due 10/01/2012		$7,400		7,554

Goldman Sachs Capital
5.793% due 06/01/2043		15,200		10,507
6.345% due 02/15/2034		3,000		2,801

Goldman Sachs Group, Inc.
0.871% due 03/29/2017		35,000		29,775
0.924% due 03/22/2016		37,925		34,651
0.961% due 07/22/2015		21,726		20,331
1.080% due 01/12/2015		21,580		20,522
1.376% due 05/23/2016	EUR	131,500		159,792
1.386% due 05/18/2015		35,640		44,432
1.408% due 02/04/2013		400		531
1.492% due 01/30/2017		58,850		69,993
1.527% due 02/07/2014		$147,855		145,261
1.553% due 07/29/2013		33,800		33,749
1.570% due 08/12/2015 (p)	EUR	50,000		62,224
4.750% due 07/15/2013		$500		518
4.750% due 01/28/2014	EUR	1,800		2,496
5.150% due 01/15/2014		$10,000		10,516
5.250% due 07/27/2021		166,335		164,898
5.350% due 01/15/2016		10,255		10,883
5.950% due 01/18/2018		273,965		295,409
5.950% due 01/15/2027		2,690		2,696
6.000% due 05/01/2014		18,140		19,455
6.150% due 04/01/2018		377,525		407,619
6.250% due 09/01/2017		385,700		423,152
6.375% due 05/02/2018	EUR	3,400		4,947
6.750% due 10/01/2037		$322,624		315,378
7.500% due 02/15/2019		57,253		65,485

GSPA Monetization Trust
6.422% due 10/09/2029		21,486		20,653

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

HBOS Capital Funding LP
6.071% due 06/29/2049		$30,450	$	21,848

HBOS PLC
1.170% due 09/30/2016		3,000		2,322
1.469% due 03/29/2016	EUR	14,953		15,855
1.791% due 09/01/2016		1,231		1,297
6.750% due 05/21/2018		$265,038		249,002

HCP, Inc.
2.700% due 02/01/2014		14,000		14,201
5.625% due 02/28/2013		3,225		3,336
5.650% due 12/15/2013		2,530		2,685
6.000% due 01/30/2017		1,700		1,891
6.300% due 09/15/2016		13,000		14,599
6.450% due 06/25/2012		13,675		13,835
6.700% due 01/30/2018		27,900		32,259

Health Care REIT, Inc.
5.875% due 05/15/2015		5,000		5,440

HSBC Bank Capital Funding Sterling LP
5.862% due 04/29/2049	GBP	15,886		21,606

HSBC Bank PLC
2.000% due 01/19/2014		$148,800		149,407

HSBC Capital Funding LP
10.176% due 12/29/2049		66,160		87,993

HSBC Finance Corp.
0.817% due 01/15/2014		5,000		4,861
0.918% due 06/01/2016		27,000		24,487
1.583% due 04/05/2013	EUR	71,400		94,633
6.375% due 11/27/2012		$2,500		2,583
7.000% due 05/15/2012		6,165		6,210

HSBC Finance Corp. CPI Linked Bond
5.050% due 01/10/2014		264		268
5.130% due 11/10/2013		229		232
5.180% due 10/10/2013		100		101
5.310% due 11/10/2013		550		558
5.420% due 09/15/2013		1,115		1,141

HSBC France S.A.
4.875% due 01/15/2014	EUR	1,700		2,404

HSBC Holdings PLC
6.500% due 05/02/2036		$179,600		199,824

HSBC USA, Inc.
2.375% due 02/13/2015		75,300		75,869

ILFC E-Capital Trust
5.030% due 12/21/2065		32,706		21,918
6.250% due 12/21/2065		36,420		26,860

ING Bank NV
1.524% due 03/15/2013		282,500		282,677
1.875% due 06/09/2014		204,200		202,171
2.000% due 10/18/2013		91,600		91,351
2.500% due 01/14/2016 (k)		92,700		94,223
2.650% due 01/14/2013		43,260		43,500
3.900% due 03/19/2014		2,600		2,736

International Lease Finance Corp.
0.927% due 07/13/2012		29,885		29,735
5.000% due 09/15/2012		68,041		68,721
5.250% due 01/10/2013		15,000		15,225
5.300% due 05/01/2012		198,975		200,145
5.550% due 09/05/2012		28,915		29,240
5.625% due 09/20/2013		54,718		55,607
5.875% due 05/01/2013		57,540		59,122
6.375% due 03/25/2013		100,109		103,363
6.625% due 11/15/2013		88,813		91,033
6.750% due 09/01/2016		157,760		169,789
7.125% due 09/01/2018		27,358		29,957

Intesa Sanpaolo SpA
2.892% due 02/24/2014		366,800		357,969
3.625% due 08/12/2015		6,000		5,737
6.500% due 02/24/2021		40,000		38,695

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

IPIC GMTN Ltd.
3.125% due 11/15/2015		$27,000	$	27,405
4.875% due 05/14/2016	EUR	1,400		1,994
5.000% due 11/15/2020		$50,900		52,300

iStar Financial, Inc.
5.950% due 10/15/2013		10,000		9,625

Itau Unibanco Holding S.A.
5.650% due 03/19/2022		25,000		25,138
6.200% due 04/15/2020		12,100		12,826

John Deere Capital Corp.
4.950% due 12/17/2012		85		88
5.100% due 01/15/2013		75		78

JPMorgan Chase & Co.
0.697% due 11/01/2012		3,500		3,506
1.067% due 09/26/2013	EUR	30,975		41,181
1.224% due 05/02/2014		$74,200		74,372
1.361% due 01/24/2014		30,000		30,149
1.667% due 10/12/2015	EUR	0		0
3.150% due 07/05/2016		$158,570		163,594
4.400% due 07/22/2020		11,000		11,427
4.750% due 05/01/2013		753		784
5.750% due 01/02/2013		40,425		41,880
6.000% due 01/15/2018		179,350		207,680
6.300% due 04/23/2019		74,900		86,648
7.900% due 04/29/2049		12,040		13,236

JPMorgan Chase Bank N.A.
0.804% due 06/13/2016		73,765		68,607
5.375% due 09/28/2016	GBP	4,100		6,981
6.000% due 10/01/2017		$317,700		363,861

JPMorgan Chase Capital
1.492% due 01/15/2087		15,400		11,288
6.550% due 09/15/2066		48,900		49,389
6.950% due 08/01/2066		23,500		23,688
7.000% due 11/01/2039		50,000		50,925

KBC Internationale Financieringsmaatschappij NV
5.000% due 03/16/2016	EUR	7,300		10,095

KeyBank N.A.
7.413% due 10/15/2027		$71,850		80,420

KeyCorp
6.500% due 05/14/2013		100,000		105,536

Kimco Realty Corp.
5.700% due 05/01/2017		2,000		2,193

Korea Finance Corp.
3.250% due 09/20/2016		21,600		21,818

Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012		640,080		641,259
3.125% due 06/15/2018	EUR	50,000		72,034
4.000% due 01/27/2020		$138,940		155,910
4.125% due 10/15/2014		245		266
4.875% due 06/17/2019		13,600		16,106

Landwirtschaftliche Rentenbank
1.875% due 09/24/2012		125		126
4.875% due 11/16/2015		175		198

LBG Capital PLC
6.385% due 05/12/2020	EUR	4,000		4,230
7.375% due 03/12/2020		1,015		1,116
7.588% due 05/12/2020	GBP	41,800		57,165
7.625% due 12/09/2019		11,720		15,559
7.625% due 10/14/2020	EUR	5,005		5,510
7.867% due 12/17/2019	GBP	24,967		34,144
7.869% due 08/25/2020		47,400		65,202
7.875% due 11/01/2020		$85,887		78,157
8.000% due 12/29/2049		65,870		57,287
8.500% due 12/29/2049		55,100		45,182
8.875% due 02/07/2020	EUR	5,000		6,055
9.125% due 07/15/2020	GBP	3,233		4,615
9.334% due 02/07/2020		36,103		53,878
11.040% due 03/19/2020		22,553		37,033
15.000% due 12/21/2019		9,100		18,049
15.000% due 12/21/2019	EUR	4,800		7,932

4	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LeasePlan Corp. NV
3.000% due 05/07/2012		$205,000	$205,504
3.250% due 05/22/2014	EUR	1,200	1,679

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 ^	JPY	900,000	2,012
1.690% due 06/05/2012 ^		600,000	1,287
4.850% due 09/03/2013 ^(p)	CAD	15,770	4,250
5.625% due 01/24/2013 ^		$13,070	3,921
5.750% due 01/03/2017 ^		200	0
6.750% due 12/28/2017 ^		20,000	7
7.000% due 04/16/2019 ^		90	26
7.500% due 05/11/2038 ^		85,000	30

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		10,200	10,755

Lloyds TSB Bank PLC
2.800% due 04/02/2012		58,700	58,700
2.911% due 01/24/2014		50,700	50,525
4.375% due 01/12/2015		2,500	2,564
4.875% due 01/21/2016		187,700	194,749
5.625% due 03/05/2018	EUR	2,200	2,564
5.800% due 01/13/2020		$26,200	26,943
6.375% due 01/21/2021		4,090	4,396
12.000% due 12/29/2049		1,200,172	1,256,884

Loews Corp.
5.250% due 03/15/2016		37,500	41,499

Macquarie Bank Ltd.
3.300% due 07/17/2014		188,400	198,832

Majapahit Holding BV
7.250% due 06/28/2017		9,100	10,556
7.750% due 01/20/2020		10,000	12,100
8.000% due 08/07/2019		4,600	5,612

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		15,107	16,957
9.250% due 04/15/2019		16,500	21,765

MBNA Corp.
6.125% due 03/01/2013		20,100	20,806

Mellon Funding Corp.
5.000% due 12/01/2014		100	109

Mercantile Bankshares Corp.
4.625% due 04/15/2013		3,390	3,506

Merrill Lynch & Co., Inc.
0.710% due 06/05/2012		116,217	116,193
1.027% due 01/15/2015		40,900	37,935
1.092% due 05/02/2017		1,100	894
1.306% due 05/30/2014	EUR	64,400	81,625
1.314% due 08/25/2014		2,000	2,530
1.398% due 01/31/2014		42,100	53,735
1.645% due 07/22/2014		35,090	44,466
4.625% due 09/14/2018		2,000	2,487
4.875% due 05/30/2014		4,400	6,095
5.000% due 01/15/2015		$3,070	3,205
5.450% due 02/05/2013		42,929	44,151
5.571% due 10/04/2012		59,500	60,000
6.000% due 02/11/2013	EUR	5,000	6,883
6.050% due 08/15/2012		$607,492	618,100
6.150% due 04/25/2013		90,125	93,901
6.400% due 08/28/2017		316,429	345,394
6.500% due 07/15/2018		32,250	35,095
6.750% due 05/21/2013	EUR	5,000	6,972
6.875% due 04/25/2018		$808,945	900,204
6.875% due 11/15/2018		62,731	69,908
7.750% due 04/30/2018	GBP	3,850	6,814

MetLife Capital Trust
7.875% due 12/15/2067		$19,400	21,437
9.250% due 04/08/2068		1,700	2,057

MetLife Institutional Funding
1.368% due 04/04/2014		27,000	27,112

MetLife, Inc.
5.375% due 12/15/2012		255	263
6.400% due 12/15/2066		70,810	69,570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Life Global Funding
5.125% due 04/10/2013		$42,400	$44,331
5.250% due 01/09/2014	GBP	150	254

Monumental Global Funding Ltd.
5.500% due 04/22/2013		$56,900	59,408

Morgan Stanley
0.883% due 01/09/2014		61,375	58,392
1.015% due 10/18/2016		102,400	88,026
1.047% due 10/15/2015		71,020	63,955
1.306% due 11/29/2013	EUR	41,600	53,446
1.321% due 03/01/2013		73,900	97,528
1.525% due 05/02/2014		22,400	28,360
1.533% due 04/29/2013		$36,300	35,997
1.651% due 01/16/2017	EUR	49,400	57,049
2.161% due 01/24/2014		$347,200	337,971
3.006% due 05/14/2013		322,350	324,891
4.100% due 01/26/2015		145,000	145,601
4.788% due 03/01/2013	AUD	1,200	1,225
4.877% due 08/08/2012		10,800	11,156
5.750% due 10/18/2016		$17,600	18,215
5.950% due 12/28/2017		122,600	126,350
6.000% due 05/13/2014		20,295	21,251
6.250% due 08/28/2017		33,700	35,520
6.625% due 04/01/2018		34,900	36,786

National Australia Bank Ltd.
0.664% due 06/19/2017		75,200	74,178
1.301% due 04/11/2014		2,800	2,792
1.507% due 07/25/2014		164,400	165,049
5.350% due 06/12/2013		186,330	195,981

National Bank of Canada
2.200% due 10/19/2016		267,100	274,609

National City Bank
4.625% due 05/01/2013		8,430	8,755

Nationwide Building Society
4.650% due 02/25/2015		78,000	80,269
6.250% due 02/25/2020		1,500	1,557

Nationwide Life Global Funding
5.450% due 10/02/2012		8,400	8,534

New England Mutual Life Insurance Co.
7.875% due 02/15/2024		5,500	6,931

New York Life Global Funding
4.650% due 05/09/2013		17,100	17,826

NIBC Bank NV
2.800% due 12/02/2014		22,670	23,550

NiSource Finance Corp.
5.210% due 11/28/2012		15,000	15,360

Nomura Holdings, Inc.
5.000% due 03/04/2015		8,000	8,325

Nordea Bank AB
2.125% due 01/14/2014		70,900	71,168
2.250% due 03/20/2015		13,900	13,915

Nordea Eiendomskreditt A/S
1.003% due 04/07/2015		2,000	1,944

Northern Rock Asset Management PLC
5.625% due 06/22/2017		20,100	21,769

Northern Trust Co.
4.600% due 02/01/2013		65	67

OMX Timber Finance Investments LLC
5.420% due 01/29/2020		88,400	93,386

Pacific Life Funding LLC
1.538% due 02/05/2021	EUR	4,500	5,234

Pacific Life Global Funding
2.750% due 05/15/2012	CHF	27,790	31,978
5.150% due 04/15/2013		$11,700	12,201

Pacific Life Insurance Co.
9.250% due 06/15/2039		161,005	208,620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific LifeCorp
6.000% due 02/10/2020		$76,900	$83,932

PNC Preferred Funding Trust
2.124% due 03/29/2049		2,000	1,529
8.700% due 03/29/2049		13,600	14,018

Pricoa Global Funding
0.673% due 09/27/2013		2,300	2,281
5.300% due 09/27/2013		21,000	22,241

Principal Financial Global Funding LLC
2.375% due 01/24/2013	CHF	5,000	5,608

Principal Life Income Funding Trusts
5.300% due 04/24/2013		$155,300	162,277

Progressive Corp.
6.700% due 06/15/2067		22,800	23,681

Prudential Financial, Inc. CPI Linked Bond
4.910% due 06/10/2013		20,000	20,428

Prudential Holdings LLC
1.349% due 12/18/2017		5,980	5,615
8.695% due 12/18/2023		4,205	5,238

Prudential Insurance Co. of America
8.100% due 07/15/2015		2,245	2,601

Qatari Diar Finance QSC
5.000% due 07/21/2020		21,300	22,924

QNB Finance Ltd.
3.125% due 11/16/2015		7,800	7,849

Rabobank Group
2.650% due 08/17/2012		300	303
4.750% due 01/15/2020		2,200	2,310
6.875% due 03/19/2020	EUR	13,200	17,033
11.000% due 12/29/2049		$335,027	427,644

RBS Capital Trust
4.709% due 12/29/2049		1,690	1,065

RCI Banque S.A.
2.451% due 04/11/2014		7,800	7,544

Regions Financial Corp.
0.644% due 06/26/2012		35,170	35,079
6.375% due 05/15/2012		125	127
7.750% due 11/10/2014		60,470	66,593

Reinsurance Group of America, Inc.
5.000% due 06/01/2021		40,000	41,644

Resona Bank Ltd.
5.850% due 09/29/2049		21,750	22,633

Royal Bank of Scotland Group PLC
1.175% due 03/09/2015		35,000	30,454
1.211% due 09/29/2015		81,200	68,614
1.281% due 04/11/2016		20,576	16,769
1.352% due 10/14/2016		32,500	26,325
1.461% due 04/23/2012		51,100	51,118
1.997% due 03/30/2015 (p)	CAD	35,000	28,756
2.625% due 05/11/2012		$51,265	51,358
2.913% due 08/23/2013		10,400	10,402
3.950% due 09/21/2015		130,800	132,358
4.875% due 03/16/2015		103,943	108,118
5.000% due 11/12/2013		30,024	30,165
5.000% due 10/01/2014		9,346	9,237
5.000% due 05/17/2015		29,867	30,197
5.230% due 10/27/2014	AUD	5,000	4,531
5.375% due 09/30/2019	EUR	20,800	28,301
6.200% due 03/29/2049	GBP	15,000	15,699
6.625% due 09/17/2018		23,050	40,426
6.934% due 04/09/2018	EUR	16,000	20,080
7.640% due 03/29/2049		$58,400	40,296
7.648% due 08/29/2049		51,390	43,810

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		29,300	31,205
7.125% due 01/14/2014		10,700	11,417
7.175% due 05/16/2013		1,300	1,364

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SAFG Retirement Services, Inc.
8.125% due 04/28/2023		$3,225	$3,703

Santander Issuances S.A.U.
5.750% due 01/31/2018	GBP	5,000	6,357
5.911% due 06/20/2016		$7,900	7,694
7.300% due 07/27/2019	GBP	3,250	4,764

Santander U.S. Debt S.A.U.
2.991% due 10/07/2013		$20,300	20,210
3.724% due 01/20/2015		17,500	17,096

Santander UK PLC
1.306% due 08/28/2017 (p)	EUR	67,000	71,500

Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		$18,200	18,564
6.125% due 02/07/2022		2,700	2,784

Scotland International Finance BV
4.250% due 05/23/2013		9,382	9,426

Shinhan Bank
4.125% due 10/04/2016		25,000	25,878

SLM Corp.
0.860% due 01/27/2014		109,618	104,747
1.206% due 06/17/2013	EUR	15,000	19,406
3.125% due 09/17/2012		25,063	33,465
4.000% due 07/25/2014		$5,000	5,032
4.250% due 08/11/2014		3,343	3,384
4.800% due 02/13/2014 (p)	HKD	74,000	9,674
4.875% due 12/17/2012	GBP	23,200	36,895
5.000% due 10/01/2013		$88,135	90,338
5.000% due 04/15/2015		19,358	19,714
5.050% due 11/14/2014		24,900	25,532
5.125% due 08/27/2012		67,655	68,168
5.140% due 06/15/2016		80,000	77,712
5.375% due 01/15/2013		90,025	91,842
5.375% due 05/15/2014		33,267	34,369
5.625% due 08/01/2033		6,000	5,125
6.000% due 05/10/2012	AUD	10,000	10,326
6.200% due 06/15/2024		$10	9
6.250% due 01/25/2016		46,100	47,976
8.000% due 03/25/2020		43,850	47,468
8.450% due 06/15/2018		155,950	174,664

SLM Corp. CPI Linked Bond
4.991% due 01/31/2014		13,400	13,858
5.021% due 01/01/2014		7,701	7,903
5.087% due 11/21/2013		3,670	3,728
5.112% due 09/15/2015		10,000	9,769
5.171% due 11/01/2013		16,300	16,500

SMFG Preferred Capital Ltd.
9.500% due 07/29/2049		7,700	9,086

Societe Generale S.A.
1.631% due 04/11/2014		83,300	79,414
5.922% due 04/29/2049		4,900	3,992
7.756% due 05/29/2049	EUR	2,700	3,115
9.375% due 09/29/2049		18,700	23,345

Source One Mortgage Corp.
9.000% due 06/01/2012		$9,200	9,302

Sovereign Bank
8.750% due 05/30/2018		10,000	11,756

Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	78,555	96,416
4.125% due 11/29/2013		87,400	100,334
4.875% due 07/15/2012		$129,025	125,477
5.375% due 10/01/2012		172,913	166,429
5.400% due 12/01/2015		40,159	33,432
5.500% due 12/15/2012		1,000	921
5.850% due 06/01/2013		44,117	40,919
5.900% due 09/15/2012		68,230	66,013
6.500% due 09/15/2017		16,000	12,400
6.900% due 12/15/2017		176,100	138,239

SSIF Nevada LP
1.267% due 04/14/2014		27,500	27,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Bank of India
4.500% due 07/27/2015		$194,900	$201,723

State Street Capital Trust
1.474% due 06/01/2077		69,700	51,549
5.464% due 01/29/2049		32,974	33,122

Stone Street Trust
5.902% due 12/15/2015		5,200	5,228

Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		51,300	51,813

SunAmerica Financial Group, Inc.
6.625% due 02/15/2029		56,950	57,870
7.500% due 07/15/2025		15,080	17,780

SunTrust Bank
1.152% due 06/22/2012	GBP	5,000	7,979

Svensk Exportkredit AB
5.125% due 03/01/2017		$75	85

Svenska Handelsbanken AB
1.474% due 09/14/2012		87,000	87,272
2.875% due 09/14/2012		170	172

Swedbank AB
2.900% due 01/14/2013		5,000	5,086
3.125% due 03/04/2013	EUR	350	475

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$24,600	25,354

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		65,000	80,542

Temasek Financial Ltd.
4.300% due 10/25/2019		158,700	173,093

Toll Road Investors Partnership LP
0.000% due 02/15/2045		769	93

Toronto-Dominion Bank
5.375% due 05/14/2015	EUR	2,700	4,016

Travelers Property Casualty Corp.
5.000% due 03/15/2013		$70	73

Turkiye Garanti Bankasi A/S
3.061% due 04/20/2016		89,000	83,438

U.S. Bank N.A.
1.129% due 02/28/2017	EUR	10,950	13,655

UBS AG
1.553% due 01/28/2014		$66,400	66,178
2.250% due 08/12/2013		36,200	36,438
4.875% due 01/21/2013	EUR	4,000	5,481
5.750% due 04/25/2018		$244,575	268,055
5.875% due 12/20/2017		191,675	212,719
7.750% due 09/01/2026		5,000	5,890

UBS Preferred Funding Trust
6.243% due 05/29/2049		25,675	25,097

UFJ Finance Aruba AEC
6.750% due 07/15/2013		3,700	3,928

USB Realty Corp.
1.719% due 12/29/2049		30,200	22,909

VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		15,800	16,768

Wachovia Bank N.A.
0.804% due 03/15/2016		26,700	25,260
0.917% due 11/03/2014		113,300	110,466
4.830% due 05/25/2017	AUD	1,100	1,002
5.600% due 03/15/2016		$19,800	22,052

Wachovia Capital Trust
5.570% due 03/29/2049		162,615	154,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Corp.
0.691% due 04/23/2012		$200	$200
0.737% due 08/01/2013		15,650	15,668
0.744% due 06/15/2017		1,875	1,778
0.893% due 10/28/2015		5,500	5,243
1.220% due 02/13/2014	EUR	62,000	82,027
2.317% due 05/01/2013		$21,380	21,780
4.660% due 05/25/2012	AUD	70,800	73,274
4.875% due 02/15/2014		$21,280	22,491
5.250% due 08/01/2014		2,900	3,123
5.500% due 05/01/2013		191,504	201,167
5.625% due 10/15/2016		70,300	78,435
5.750% due 02/01/2018		263,210	306,325

Waha Aerospace BV
3.925% due 07/28/2020		5,015	5,207

WEA Finance LLC
6.750% due 09/02/2019		1,005	1,163

Wells Fargo & Co.
4.375% due 01/31/2013		9,400	9,691
4.557% due 05/15/2013	AUD	20,000	20,505
4.558% due 05/10/2012		5,000	5,176
4.950% due 10/16/2013		$25	26
5.125% due 09/01/2012		300	306
5.250% due 10/23/2012		14,180	14,554
7.980% due 03/29/2049		399,831	437,315

Wells Fargo Bank N.A.
0.708% due 05/16/2016		1,500	1,431
4.750% due 02/09/2015		13,600	14,598

Westpac Banking Corp.
1.047% due 07/16/2014		300	303
1.200% due 03/31/2014		1,300	1,299
2.250% due 11/19/2012		107,300	108,464
2.450% due 11/28/2016		100,000	101,121
3.585% due 08/14/2014		15,600	16,498

Weyerhaeuser Co.
7.125% due 07/15/2023		7,000	7,346
7.375% due 10/01/2019		31,500	36,195
7.375% due 03/15/2032		58,214	62,041
8.500% due 01/15/2025		5,245	5,998

WR Berkley Corp.
5.375% due 09/15/2020		12,000	12,621

XL Group PLC
5.250% due 09/15/2014		5,500	5,829

Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049	EUR	19,000	25,637

			53,374,571

INDUSTRIALS 3.5%

Aetna, Inc.
6.000% due 06/15/2016		$15,000	17,343

Alcoa, Inc.
5.720% due 02/23/2019		4,127	4,402
6.150% due 08/15/2020		3,855	4,155
6.750% due 07/15/2018		12,600	14,377

Allied Waste North America, Inc.
6.875% due 06/01/2017		1,125	1,175

Altria Group, Inc.
8.500% due 11/10/2013		24,805	27,726
9.250% due 08/06/2019		91,160	122,725
9.700% due 11/10/2018		98,978	134,633

America Movil S.A.B. de C.V.
3.750% due 06/28/2017	EUR	2,100	3,015
5.000% due 03/30/2020		$133,200	148,735
6.125% due 03/30/2040		52,700	61,545

America West Airlines Pass-Through Trust
6.870% due 07/02/2018		1,111	1,078

6	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
10.375% due 01/02/2021	$12,237	$13,308

American Airlines, Inc.
10.500% due 10/15/2012 ^	19,300	20,265

Amgen, Inc.
1.875% due 11/15/2014	56,000	57,324
5.700% due 02/01/2019	28,126	32,465

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	9,100	10,720

Anheuser-Busch InBev Worldwide, Inc.
1.107% due 01/27/2014	87,600	88,094

Apache Corp.
6.000% due 09/15/2013	30	32

Arch Western Finance LLC
6.750% due 07/01/2013	15,922	15,982

Arrow Electronics, Inc.
6.000% due 04/01/2020	15,000	16,341

AstraZeneca PLC
5.400% due 09/15/2012	25	26
5.900% due 09/15/2017	39,200	47,027

Atlantic Richfield Co.
8.500% due 04/01/2012	250	250

AutoZone, Inc.
5.500% due 11/15/2015	10,050	11,334
5.875% due 10/15/2012	4,800	4,927
6.500% due 01/15/2014	40,000	43,792
7.125% due 08/01/2018	30,000	37,076

Avnet, Inc.
6.625% due 09/15/2016	1,550	1,758

Avon Products, Inc.
6.500% due 03/01/2019	28,300	31,989

Beam, Inc.
5.375% due 01/15/2016	6,093	6,767

Berry Petroleum Co.
10.250% due 06/01/2014	350	406

Berry Plastics Corp.
5.322% due 02/15/2015	1,100	1,106

BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	220	230

Biomet, Inc.
10.375% due 10/15/2017 (d)	4,500	4,871

Black & Decker Corp.
8.950% due 04/15/2014	41,900	48,068

Boston Scientific Corp.
5.125% due 01/12/2017	21,805	24,031
5.450% due 06/15/2014	2,000	2,163
6.400% due 06/15/2016	2,000	2,304

Braskem Finance Ltd.
5.750% due 04/15/2021	74,600	78,464
7.250% due 06/05/2018	9,500	10,819

Brunswick Corp.
11.750% due 08/15/2013	18,000	20,340

Burlington Northern Santa Fe LLC
3.600% due 09/01/2020	13,000	13,528
7.290% due 06/01/2036	55	69

California Institute of Technology
4.700% due 11/01/2111	31,000	30,690

Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,335

Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	26,603
6.000% due 06/15/2017	35,000	40,103

Caterpillar, Inc.
0.663% due 05/21/2013	34,900	35,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBS Corp.
5.625% due 08/15/2012	$15,000	$15,245

CC Holdings GS LLC
7.750% due 05/01/2017	1,500	1,643

Cenovus Energy, Inc.
4.500% due 09/15/2014	2,300	2,485

Centex Corp.
5.250% due 06/15/2015	4,500	4,669
5.700% due 05/15/2014	45,700	48,213
6.500% due 05/01/2016	2,500	2,700

Chesapeake Energy Corp.
7.625% due 07/15/2013	8,446	8,953
9.500% due 02/15/2015	3,685	4,238

Cie Generale de Geophysique - Veritas
7.750% due 05/15/2017	2,000	2,090

CITIC Resources Finance Ltd.
6.750% due 05/15/2014	17,900	18,437

CityCenter Holdings LLC
7.625% due 01/15/2016	19,900	21,094

CoBank ACB
7.875% due 04/16/2018	4,900	5,865

Colgate-Palmolive Co.
5.980% due 04/25/2012	150	150

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	250	273

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	36,902	39,576

Comcast Cable Communications LLC
7.125% due 06/15/2013	400	430

Commercial Metals Co.
6.500% due 07/15/2017	2,400	2,430

Community Health Systems, Inc.
8.875% due 07/15/2015	740	768

Computer Sciences Corp.
5.000% due 02/15/2013	5,000	5,200
5.500% due 03/15/2013	2,000	2,080
6.500% due 03/15/2018	31,745	34,443

Con-way, Inc.
7.250% due 01/15/2018	22,400	25,635

Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	4,904	5,100
7.707% due 10/02/2022	2,478	2,679
9.000% due 01/08/2018	12,165	13,868

Continental Airlines, Inc.
6.750% due 09/15/2015	35,200	35,508
6.920% due 04/02/2013 (p)	1,627	1,614

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020	11,000	11,743

Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	8,126

COX Communications, Inc.
4.625% due 06/01/2013	6,000	6,270
7.125% due 10/01/2012	19,572	20,207

CRH America, Inc.
8.125% due 07/15/2018	10,000	11,842

CSC Holdings LLC
6.750% due 04/15/2012	5,000	5,013

CSN Islands Corp.
6.875% due 09/21/2019	25,600	29,230

CSN Resources S.A.
6.500% due 07/21/2020	27,000	30,375

CSX Corp.
5.600% due 05/01/2017	21,200	24,443
6.250% due 03/15/2018	5,852	7,039

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Pass-Through Trust
6.036% due 12/10/2028	$26	$29
6.943% due 01/10/2030	18,685	21,560
7.507% due 01/10/2032	99,540	119,560

Cytec Industries, Inc.
4.600% due 07/01/2013	2,000	2,067
6.000% due 10/01/2015	5,300	5,855
8.950% due 07/01/2017	7,000	8,716

Daimler Finance North America LLC
1.674% due 09/13/2013	84,600	84,977
6.500% due 11/15/2013	37,700	41,070

Darden Restaurants, Inc.
6.200% due 10/15/2017	14,000	15,809

Dell, Inc.
4.700% due 04/15/2013	116,200	121,017
5.650% due 04/15/2018	39,800	46,409
6.500% due 04/15/2038	38,000	45,069

Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	19,784	21,416
7.750% due 06/17/2021	4,399	5,014

Deluxe Corp.
5.125% due 10/01/2014	6,200	6,371

Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015	5,537	5,648

Deutsche Telekom International Finance BV
5.250% due 07/22/2013	10,500	11,053
6.750% due 08/20/2018	22,190	26,912

Diageo Capital PLC
5.200% due 01/30/2013	60	62

DISH DBS Corp.
6.625% due 10/01/2014	12,000	13,140
7.000% due 10/01/2013	5,450	5,832
7.125% due 02/01/2016	26,550	29,504
7.750% due 05/31/2015	16,350	18,659

Dolphin Energy Ltd.
5.500% due 12/15/2021	26,000	27,528

Domtar Corp.
9.500% due 08/01/2016	30,670	37,417

Dow Chemical Co.
5.900% due 02/15/2015	2,130	2,399
6.000% due 10/01/2012	6,240	6,397
6.850% due 08/15/2013	500	537
7.600% due 05/15/2014	1,750	1,982
8.550% due 05/15/2019	29,590	38,822

DR Horton, Inc.
5.250% due 02/15/2015	10,000	10,500
5.625% due 09/15/2014	3,000	3,180
5.625% due 01/15/2016	13,700	14,488
6.125% due 01/15/2014	5,000	5,300
6.500% due 04/15/2016	6,000	6,600

Eaton Vance Corp.
6.500% due 10/02/2017	21,100	24,045

Ecopetrol S.A.
7.625% due 07/23/2019	79,515	98,797

El Paso Corp.
7.250% due 06/01/2018	200	225
7.875% due 06/15/2012	21,900	22,173

El Paso Natural Gas Co.
5.950% due 04/15/2017	3,295	3,653

Emerson Electric Co.
4.500% due 05/01/2013	95	99

Energy Transfer Partners LP
6.000% due 07/01/2013	1,435	1,507
7.500% due 07/01/2038	5,000	5,681

ENN Energy Holdings Ltd.
6.000% due 05/13/2021	38,600	37,129

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Products Operating LLC
4.600% due 08/01/2012		$18,600	$18,848
6.500% due 01/31/2019		25,000	29,702
8.375% due 08/01/2066		2,000	2,182

ERAC USA Finance LLC
5.800% due 10/15/2012		10,000	10,243
6.375% due 10/15/2017		1,900	2,183

FMC Corp.
5.200% due 12/15/2019		15,000	16,507

Foster’s Finance Corp.
4.875% due 10/01/2014		6,300	6,721

Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015		1,600	1,852

Gap, Inc.
5.950% due 04/12/2021		42,272	42,718

GATX Corp.
4.750% due 10/01/2012		25,000	25,403

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		21,448	23,798

Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		72,210	77,110

General Mills, Inc.
5.250% due 08/15/2013		15,000	15,923

Georgia-Pacific LLC
7.700% due 06/15/2015		1,150	1,345
7.750% due 11/15/2029		1,700	2,119
8.250% due 05/01/2016		5,000	5,516

Gerdau Holdings, Inc.
7.000% due 01/20/2020		132,700	153,560

Gerdau Trade, Inc.
5.750% due 01/30/2021		85,200	90,678

GlaxoSmithKline Capital, Inc.
5.650% due 05/15/2018		35,245	42,608

Grohe Holding GmbH
4.120% due 01/15/2014	EUR	4,382	5,853

Hanson Australia Funding Ltd.
5.250% due 03/15/2013		$15,000	15,375

Hanson Ltd.
6.125% due 08/15/2016		73,000	78,657

Hasbro, Inc.
6.300% due 09/15/2017		8,995	10,214

HCA, Inc.
6.250% due 02/15/2013		8,100	8,353
6.500% due 02/15/2020		71,400	75,148
6.750% due 07/15/2013		9,000	9,405
7.500% due 12/15/2023		3,000	2,880
7.875% due 02/15/2020		4,500	4,967
8.500% due 04/15/2019		8,100	9,042
9.875% due 02/15/2017		3,396	3,719

Hewlett-Packard Co.
0.599% due 09/13/2012		30,068	30,056
0.772% due 05/24/2013		75,300	75,155

Hidden Ridge Facility Trustee
5.750% due 01/01/2021		8,826	9,242

Historic TW, Inc.
9.125% due 01/15/2013		12,125	12,871

Home Depot, Inc.
5.400% due 03/01/2016		3,000	3,464

Husky Energy, Inc.
6.250% due 06/15/2012		1,000	1,011

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		7,000	7,734
6.500% due 02/13/2013		8,000	8,327
7.625% due 04/09/2019		11,100	13,465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indian Oil Corp. Ltd.
4.750% due 01/22/2015		$5,000	$5,121

Indosat Palapa Co. BV
7.375% due 07/29/2020		15,000	16,650

Intergen NV
9.000% due 06/30/2017		1,062	1,123

JC Penney Corp., Inc.
9.000% due 08/01/2012		4,900	5,029

Jones Group, Inc.
5.125% due 11/15/2014		44,170	45,053

KazMunayGas National Co.
7.000% due 05/05/2020		45,000	51,384

KB Home
5.750% due 02/01/2014		10,000	10,050
5.875% due 01/15/2015		6,848	6,780
6.250% due 06/15/2015		17,355	17,095

Kellogg Co.
5.125% due 12/03/2012		300	309

Kerr-McGee Corp.
6.950% due 07/01/2024		3,825	4,628

KeySpan Corp.
4.650% due 04/01/2013		6,900	7,151

Kimberly-Clark Corp.
5.000% due 08/15/2013		20	21

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013		210	223
5.850% due 09/15/2012		10,400	10,616
6.950% due 01/15/2038		23,465	26,811

Kraft Foods, Inc.
6.125% due 02/01/2018		150,794	181,135
6.125% due 08/23/2018		15,000	18,110

Kroger Co.
5.000% due 04/15/2013		500	521

L-3 Communications Corp.
5.200% due 10/15/2019		8,200	8,769

Lennar Corp.
5.500% due 09/01/2014		29,500	30,828
5.600% due 05/31/2015		44,986	47,235
5.950% due 03/01/2013		15,800	16,314
6.500% due 04/15/2016		4,000	4,225

Lexmark International, Inc.
5.900% due 06/01/2013		21,470	22,396

Limited Brands, Inc.
5.250% due 11/01/2014		4,496	4,788
6.125% due 12/01/2012		12,040	12,341
6.900% due 07/15/2017		102,465	114,505
8.500% due 06/15/2019		17,000	20,188

Lockheed Martin Corp.
7.650% due 05/01/2016		4,600	5,592

Lorillard Tobacco Co.
7.000% due 08/04/2041		14,900	16,035

Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013		21,364	22,138
7.875% due 07/15/2015		51,610	60,773

Manpower, Inc.
4.750% due 06/14/2013	EUR	45,500	63,335

Marathon Oil Corp.
6.000% due 10/01/2017		$37,500	43,877

Marks & Spencer PLC
6.250% due 12/01/2017		2,200	2,425

Marriott International, Inc.
4.625% due 06/15/2012		15,000	15,091
6.375% due 06/15/2017		14,400	16,834

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Masco Corp.
4.800% due 06/15/2015		$9,000	$9,227
5.850% due 03/15/2017		12,020	12,329
5.875% due 07/15/2012		59,000	59,453
6.125% due 10/03/2016		15,200	16,080
7.125% due 08/15/2013		10,000	10,611

Maytag Corp.
5.000% due 05/15/2015		10,000	10,355

McKesson Corp.
7.500% due 02/15/2019		8,000	10,151

MDC Holdings, Inc.
5.375% due 12/15/2014		12,000	12,730

MeadWestvaco Corp.
7.375% due 09/01/2019		20,000	23,316

Meccanica Holdings USA, Inc.
6.250% due 01/15/2040		10,000	7,752

MGM Resorts International
9.000% due 03/15/2020		6,000	6,705
10.375% due 05/15/2014		5,650	6,434

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014		4,800	4,965

Motorola Solutions, Inc.
5.375% due 11/15/2012		9,100	9,326

Nabors Industries, Inc.
6.150% due 02/15/2018		39,800	46,489

New York Times Co.
5.000% due 03/15/2015		26,930	27,401

Newell Rubbermaid, Inc.
6.250% due 04/15/2018		19,000	21,705

News America, Inc.
8.450% due 08/01/2034		20	25

Noble Group Ltd.
4.875% due 08/05/2015		49,000	49,367
6.750% due 01/29/2020		96,100	95,619
8.500% due 05/30/2013		9,000	9,473

Nordstrom, Inc.
6.750% due 06/01/2014		2,400	2,705

Northwest Airlines Pass-Through Trust
1.243% due 11/20/2015		1,695	1,610
7.041% due 10/01/2023		10,949	12,043
7.150% due 04/01/2021		1,473	1,488

Novatek Finance Ltd.
5.326% due 02/03/2016		76,000	80,290

NXP BV
3.995% due 10/15/2013	EUR	3,544	4,691

Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		$74,382	79,589

Office Depot, Inc.
6.250% due 08/15/2013		22,175	22,951

ONEOK Partners LP
6.150% due 10/01/2016		10,000	11,541
6.850% due 10/15/2037		14,800	17,663

PACCAR, Inc.
6.875% due 02/15/2014		3,600	4,005

Packaging Corp. of America
5.750% due 08/01/2013		10,000	10,507

Pactiv Corp.
8.125% due 06/15/2017		9,800	9,065

Pearson Dollar Finance PLC
5.500% due 05/06/2013		27,800	29,118
5.700% due 06/01/2014		5,000	5,410
6.250% due 05/06/2018		28,000	32,602

8	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	10,600	$14,604
6.250% due 08/05/2013		1,200	1,704
6.375% due 08/05/2016		1,300	1,976
7.500% due 12/18/2013	GBP	2,260	3,920

Petrobras International Finance Co.
2.875% due 02/06/2015		$48,776	50,170
3.875% due 01/27/2016		190,000	200,909
5.375% due 01/27/2021		6,400	6,921
5.750% due 01/20/2020		141,600	157,523
7.875% due 03/15/2019		94,120	116,564
8.375% due 12/10/2018		5,025	6,374

Pharmacia Corp.
6.750% due 12/15/2027		5,000	6,284

PHH Corp.
9.250% due 03/01/2016		2,500	2,553

Philip Morris International, Inc.
4.875% due 05/16/2013		51,540	54,067

Pioneer Natural Resources Co.
5.875% due 07/15/2016		27,835	31,015

Pitney Bowes, Inc.
4.750% due 01/15/2016		15,000	15,793

Plains All American Pipeline LP
5.625% due 12/15/2013		10,000	10,687

PPG Industries, Inc.
6.650% due 03/15/2018		23,500	28,565

Praxair, Inc.
6.375% due 04/01/2012		200	200

Pride International, Inc.
6.875% due 08/15/2020		18,500	22,590

PulteGroup, Inc.
5.200% due 02/15/2015		9,200	9,430
5.250% due 01/15/2014		50,400	52,164
6.250% due 02/15/2013		10,000	10,263
7.625% due 10/15/2017		2,500	2,638

Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	2,131

Reliance Holdings USA, Inc.
4.500% due 10/19/2020 (k)		1,500	1,449
4.500% due 10/19/2020		7,100	6,856

Rexam PLC
6.750% due 06/01/2013		16,500	17,253

Reynolds American, Inc.
7.250% due 06/01/2012		46,540	46,973
7.250% due 06/01/2013		94,600	100,812
7.250% due 06/15/2037		1,100	1,284

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		8,700	9,113
9.000% due 04/15/2019		1,500	1,485

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		7,836	8,684

Rockies Express Pipeline LLC
6.875% due 04/15/2040		8,257	6,668

Rohm and Haas Co.
6.000% due 09/15/2017		155,299	178,953
7.850% due 07/15/2029		4,700	6,033

RPM International, Inc.
6.500% due 02/15/2018		26,800	30,719

Ryder System, Inc.
6.000% due 03/01/2013		18,690	19,461

Ryland Group, Inc.
5.375% due 01/15/2015		21,900	22,448
6.625% due 05/01/2020		18,000	18,270
8.400% due 05/15/2017		28,000	31,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RZD Capital Ltd.
5.739% due 04/03/2017	$19,810	$21,073

SABMiller PLC
5.500% due 08/15/2013	38,300	40,463
6.500% due 07/01/2016	1,900	2,178

Sanmina-SCI Corp.
8.125% due 03/01/2016	188	194

Sanofi
0.783% due 03/28/2014	70,000	70,404

SBA Tower Trust
5.101% due 04/15/2042	2,200	2,384

SCA Finans AB
4.500% due 07/15/2015	5,250	5,582

Sealed Air Corp.
5.625% due 07/15/2013	9,250	9,548

Sheraton Holding Corp.
7.375% due 11/15/2015	5,000	5,775

Siemens Financieringsmaatschappij NV
5.750% due 10/17/2016	16,100	18,836

Snap-On, Inc.
6.125% due 09/01/2021	67,000	79,118

Southern Natural Gas Co.
5.900% due 04/01/2017	5,000	5,686

Southwest Airlines Co.
5.125% due 03/01/2017	4,500	4,901

Spectra Energy Capital LLC
5.500% due 03/01/2014	23,850	25,393
6.200% due 04/15/2018	8,400	9,821
6.250% due 02/15/2013	25	26

Staples, Inc.
9.750% due 01/15/2014	18,000	20,459

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	35,271	36,858
7.875% due 10/15/2014	43,700	50,200

STATS ChipPAC Ltd.
7.500% due 08/12/2015	10,000	10,775

SunGard Data Systems, Inc.
10.250% due 08/15/2015	9,000	9,394

Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	12,791

Telefonica Emisiones S.A.U.
0.861% due 02/04/2013	100	98
5.855% due 02/04/2013	114	118
6.221% due 07/03/2017	10,200	10,791
6.421% due 06/20/2016	5,196	5,543

Temple-Inland, Inc.
6.375% due 01/15/2016	5,000	5,704
6.625% due 01/15/2018	15,430	17,844
7.875% due 05/01/2012	5,500	5,526

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	10,275	11,668

Teva Pharmaceutical Finance Co. BV
1.423% due 11/08/2013	217,000	219,194

Teva Pharmaceutical Finance LLC
1.500% due 06/15/2012	100,000	100,205

Time Warner Cable, Inc.
5.400% due 07/02/2012	19,542	19,766
6.200% due 07/01/2013	25,553	27,262

Time Warner, Inc.
5.875% due 11/15/2016	4,135	4,847
6.875% due 05/01/2012	390	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toll Brothers Finance Corp.
5.150% due 05/15/2015	$10,000	$10,588
5.950% due 09/15/2013	10,000	10,552
6.750% due 11/01/2019	10,000	10,896
8.910% due 10/15/2017	44,000	53,171

Total Capital S.A.
4.450% due 06/24/2020	14,000	15,174

Transocean, Inc.
4.950% due 11/15/2015	224,000	239,712
6.000% due 03/15/2018	3,000	3,324

Tufts University
5.017% due 04/15/2112	26,100	26,637

Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,700	6,877
6.550% due 10/01/2017	9,800	11,614

Tyson Foods, Inc.
6.850% due 04/01/2016	18,908	21,555
10.500% due 03/01/2014	43,500	50,677

UAL Equipment Trust AB
10.850% due 02/19/2015 ^	1,769	725

UAL Pass-Through Trust
9.200% due 03/29/2049 ^	1,500	825
10.020% due 03/22/2014 ^	5,747	1,968
10.125% due 03/22/2015 ^	7,939	2,878
10.400% due 05/01/2018	41,963	47,838

Union Pacific Corp.
5.450% due 01/31/2013	6,390	6,643
6.125% due 02/15/2020	30,000	36,692

Union Pacific Railroad Co. Pass-Through Trust
4.698% due 01/02/2024	121	134

UnitedHealth Group, Inc.
4.875% due 02/15/2013	44,500	46,114
4.875% due 04/01/2013	175	182

Universal Corp.
6.250% due 12/01/2014	33,000	35,842

Universal Health Services, Inc.
7.125% due 06/30/2016	9,575	10,868

Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016	1,500	1,534
9.500% due 01/21/2020	9,900	10,544

UST LLC
5.750% due 03/01/2018	52,665	57,667

Vale Overseas Ltd.
4.625% due 09/15/2020	3,750	3,962
6.250% due 01/23/2017	39,835	46,096
6.875% due 11/21/2036	30,078	34,943

Valero Energy Corp.
9.375% due 03/15/2019	15,000	19,669

Videotron Ltee
9.125% due 04/15/2018	1,850	2,054

Vivendi S.A.
5.750% due 04/04/2013	145,000	150,445
6.625% due 04/04/2018	181,500	204,099

Volkswagen International Finance NV
0.918% due 10/01/2012	19,800	19,822

Wal-Mart Stores, Inc.
4.550% due 05/01/2013	100	104

Walt Disney Co.
6.000% due 07/17/2017	70	85

Waste Management, Inc.
5.000% due 03/15/2014	7,650	8,222
7.125% due 12/15/2017	1,800	2,134

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesfarmers Ltd.
6.998% due 04/10/2013	$48,200	$50,783

Westvaco Corp.
7.950% due 02/15/2031	22,000	23,831

Whirlpool Corp.
5.500% due 03/01/2013	10,300	10,678
6.500% due 06/15/2016	5,000	5,547
7.750% due 07/15/2016	11,000	12,737
8.000% due 05/01/2012	600	603

WM Wrigley Jr. Co.
2.450% due 06/28/2012	5,000	5,020
3.050% due 06/28/2013	6,250	6,341

WMG Acquisition Corp.
9.500% due 06/15/2016	1,020	1,117

WPP Finance UK
5.875% due 06/15/2014	2,400	2,618

Wynn Las Vegas LLC
7.750% due 08/15/2020	4,000	4,415

Xerox Corp.
5.500% due 05/15/2012	250	251

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	1,265	1,422

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	2,385

		8,976,671

UTILITIES 1.6%

AES Corp.
7.375% due 07/01/2021	41,450	46,010
7.750% due 03/01/2014	12,515	13,579
8.000% due 10/15/2017	4,500	5,091

AES Red Oak LLC
8.540% due 11/30/2019	6,367	6,781

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	22,200	23,704
6.103% due 06/27/2012	33,025	33,218
7.700% due 08/07/2013	31,300	33,657
8.700% due 08/07/2018	98,900	122,018

Alltel Corp.
7.000% due 07/01/2012	10,759	10,928

Ameren Corp.
8.875% due 05/15/2014	25,500	28,935

Ameren Energy Generating Co.
7.000% due 04/15/2018 (k)	3,000	2,670
7.950% due 06/01/2032	4,085	3,370

Appalachian Power Co.
4.950% due 02/01/2015	25	27
5.650% due 08/15/2012	6,005	6,108

AT&T, Inc.
4.850% due 02/15/2014	13,500	14,521
4.950% due 01/15/2013	178,740	184,841
5.100% due 09/15/2014	1,510	1,663
5.500% due 02/01/2018	60,300	71,114
6.300% due 01/15/2038	13,600	15,993
6.500% due 09/01/2037	275,000	330,410
6.700% due 11/15/2013	160	175

Baltimore Gas & Electric Co.
6.125% due 07/01/2013	30	32

BellSouth Corp.
4.463% due 04/26/2021	86,800	86,998
5.200% due 09/15/2014	27,800	30,611
6.550% due 06/15/2034	17,000	19,416

British Telecommunications PLC
5.150% due 01/15/2013	450	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Calpine Construction Finance Co. LP
8.000% due 06/01/2016		$13,000	$14,203

Carolina Power & Light Co.
5.125% due 09/15/2013		50	53
6.500% due 07/15/2012		275	280

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		35,700	42,440
7.750% due 11/30/2015		1,300	1,517

CenturyLink, Inc.
5.800% due 03/15/2022		41,600	40,683
6.000% due 04/01/2017		21,900	23,302
6.150% due 09/15/2019		4,000	4,157
7.600% due 09/15/2039		8,900	8,422

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		9,000	10,008

Consolidated Edison Co. of New York, Inc.
5.850% due 04/01/2018		55,700	67,675

Constellation Energy Group, Inc.
4.550% due 06/15/2015		3,000	3,242

Dominion Resources, Inc.
5.000% due 03/15/2013		250	260
5.200% due 01/15/2016		15,300	17,221

Duke Energy Carolinas LLC
5.625% due 11/30/2012		5,100	5,269
5.750% due 11/15/2013		300	324

Duke Energy Ohio, Inc.
5.700% due 09/15/2012		135	138

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		15,600	16,691

EDF S.A.
4.600% due 01/27/2020		95,900	101,719
5.500% due 01/26/2014		168,600	180,894
6.500% due 01/26/2019		169,290	198,165
6.950% due 01/26/2039		84,550	100,433

Embarq Corp.

Enel Finance International NV
3.875% due 10/07/2014		6,400	6,464
5.700% due 01/15/2013		300	306
6.250% due 09/15/2017		2,400	2,554
6.800% due 09/15/2037		1,700	1,656

France Telecom S.A.
4.375% due 07/08/2014		6,400	6,837

Frontier Communications Corp.
6.250% due 01/15/2013		10,000	10,300

Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		7,200	7,497
5.092% due 11/29/2015		59,400	62,519
5.875% due 06/01/2015	EUR	20,000	28,775
6.212% due 11/22/2016		$41,200	45,035
6.510% due 03/07/2022		8,300	9,089
7.288% due 08/16/2037		23,000	26,194
7.343% due 04/11/2013		52,900	55,613
7.510% due 07/31/2013		35,000	37,401
8.125% due 07/31/2014		5,000	5,553
8.146% due 04/11/2018		181,150	213,273
8.625% due 04/28/2034		180,520	228,271
9.250% due 04/23/2019		2,900	3,596

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		87,500	99,543
10.500% due 03/25/2014		55,000	62,625

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		23,000	24,380

Kinder Morgan Kansas, Inc.
5.150% due 03/01/2015		1,900	2,005
6.500% due 09/01/2012		14,000	14,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Electric Power Corp.
3.000% due 10/05/2015		$5,200	$5,285

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,500	2,551
6.250% due 06/17/2014		5,700	6,185

Midwest Generation LLC
8.560% due 01/02/2016		99	95

Monongahela Power Co.
7.950% due 12/15/2013		13,000	14,433

National Grid PLC
6.300% due 08/01/2016		4,500	5,196

NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		1,965	2,067
7.875% due 12/15/2015		8,000	9,625

NGPL PipeCo LLC
6.514% due 12/15/2012		252,730	243,921
7.119% due 12/15/2017		58,640	53,482

NiSource Finance Corp.
6.125% due 03/01/2022		1,500	1,745

Northwestern Bell Telephone
7.750% due 05/01/2030		19,625	19,785

NRG Energy, Inc.
7.375% due 01/15/2017		23,700	24,707

NSG Holdings LLC
7.750% due 12/15/2025		800	808

Peco Energy Co.
5.600% due 10/15/2013		8,500	9,139

Petroleos Mexicanos
5.500% due 01/09/2017	EUR	3,200	4,741
5.500% due 01/21/2021		$34,600	38,320
8.000% due 05/03/2019		49,423	62,767

PPL Capital Funding, Inc.
6.700% due 03/30/2067		2,008	2,010

PPL Energy Supply LLC
6.300% due 07/15/2013		10,000	10,625

Progress Energy, Inc.
7.050% due 03/15/2019		17,550	21,731

PSEG Power LLC
5.000% due 04/01/2014		10,425	11,126

Public Service Co. of Colorado
3.200% due 11/15/2020		6	6

Public Service Electric & Gas Co.
5.000% due 08/15/2014		4,000	4,377
5.300% due 05/01/2018		2,000	2,369
6.330% due 11/01/2013		25	27

Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	16,398

Qwest Corp.
3.724% due 06/15/2013		110,770	112,608
7.200% due 11/10/2026		1,000	1,013
7.500% due 10/01/2014		1,700	1,904
7.625% due 06/15/2015		3,050	3,550
8.375% due 05/01/2016		10,250	12,297

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		59,261	63,705
5.500% due 09/30/2014		2,000	2,163
5.832% due 09/30/2016		10,628	11,426
5.838% due 09/30/2027		2,400	2,604
6.332% due 09/30/2027		7,000	7,871
6.750% due 09/30/2019		11,400	13,481

10	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
9.800% due 02/15/2019		$15,000	$20,448

Shell International Finance BV
3.100% due 06/28/2015		5,000	5,356

Telecom Italia Capital S.A.
6.999% due 06/04/2018		15,030	16,082

Tenaska Alabama Partners LP
7.000% due 06/30/2021		73	77

TNK-BP Finance S.A.
6.625% due 03/20/2017 (k)		14,000	15,505
6.625% due 03/20/2017		10,000	11,075
7.250% due 02/02/2020		6,300	7,324
7.500% due 03/13/2013		73,100	77,029
7.500% due 07/18/2016		30,000	33,975
7.875% due 03/13/2018		11,600	13,572

Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	107,000	1,228
1.500% due 05/30/2014		293,000	3,199
1.850% due 07/28/2014		223,000	2,434
4.100% due 05/29/2015		184,000	2,072
4.500% due 03/24/2014	EUR	39,850	50,863
5.050% due 11/28/2014	JPY	50,000	584

Verizon Communications, Inc.
5.250% due 04/15/2013		$18,310	19,201
5.500% due 04/01/2017		1,735	2,026
6.100% due 04/15/2018		20,000	24,104
8.750% due 11/01/2018		1,664	2,260

Verizon Virginia, Inc.
4.625% due 03/15/2013		500	519

Verizon Wireless Capital LLC
5.550% due 02/01/2014		1,262	1,365

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		5,000	5,488

Virgin Media Finance PLC
9.500% due 08/15/2016		1,525	1,727

Wisconsin Energy Corp.
6.250% due 05/15/2067		15,000	15,467

			4,022,355

Total Corporate Bonds & Notes (Cost $62,509,633)			66,373,597

CONVERTIBLE BONDS & NOTES 0.0%
BANKING & FINANCE 0.0%

ProLogis LP
2.250% due 04/01/2037		10,500	10,552

INDUSTRIALS 0.0%

Host Hotels & Resorts LP
2.625% due 04/15/2027		44,500	44,667

Transocean, Inc.
1.500% due 12/15/2037		13,200	13,134

			57,801

Total Convertible Bonds & Notes (Cost $64,268)			68,353

MUNICIPAL BONDS & NOTES 4.2%
ALABAMA 0.0%

Huntsville-Redstone Village Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2007
5.500% due 01/01/2043		1,600	1,338

ARIZONA 0.0%

Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037		6,500	4,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Chase Putters/Drivers Trust, Arizona Revenue Bonds, Series 2008
12.002% due 01/01/2032	$4,815	$6,517
17.018% due 01/01/2031	3,700	5,943

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	1,043

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2005
7.160% due 01/01/2032	500	513

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	10,000	11,073

		30,069

ARKANSAS 0.0%

Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	1,162

CALIFORNIA 1.7%

ABC Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	1,211

Alameda Corridor Transportation Authority, California Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	8,094

Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	125

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,600	1,933

Alameda Unified School District-Alameda County, California General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2024	3,500	1,993
0.000% due 08/01/2025	3,000	1,611

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	100,985	132,198

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	89,500	119,229
6.918% due 04/01/2040	51,240	66,825
7.043% due 04/01/2050	167,700	223,423

Bell Public Financing Authority, California Revenue Bonds, (AMBAC Insured), Series 2005
5.480% due 08/01/2019	525	373

Brea Redevelopment Agency, California Tax Allocation Bonds, Series 2011
0.000% due 08/01/2034	2,665	566

Burbank, California Electric Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040	25,000	28,635

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	3,000	2,987
6.000% due 06/01/2035	10,000	9,371
6.125% due 06/01/2038	2,000	1,663
6.125% due 06/01/2043	2,000	1,880

California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2033	10,145	1,367
5.450% due 06/01/2028	15,000	12,170

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2034	$5,930	$1,532

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	68,200	80,740

California Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2014	85	91
4.000% due 10/01/2017	100	110

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	466

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	86,162	109,550
7.550% due 04/01/2039	120,737	156,775

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	176,065	230,881
7.625% due 03/01/2040	1,500	1,955
7.700% due 11/01/2030	14,750	17,330
7.950% due 03/01/2036	79,200	91,889

California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	427

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	74,850	78,582

California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	167
5.950% due 04/01/2016	3,200	3,680

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.625% due 03/01/2016	110	110

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	63,220	68,447

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,500	17,856

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.250% due 07/01/2042	1,250	1,029
5.500% due 11/01/2038	2,750	2,660

California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	36,685	47,365

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	18,700

Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	7,683

Ceres Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,300	979
0.000% due 08/01/2028	2,825	1,134
0.000% due 08/01/2029	2,940	1,113

Chino Valley Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
0.000% due 08/01/2023	300	184

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chula Vista Community Facilities District, California Special Tax Bonds, Series 2005
5.250% due 09/01/2030	$1,870	$1,727

Clovis Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,000	1,252
0.000% due 08/01/2025	3,535	1,886
0.000% due 08/01/2027	2,500	1,180

Compton Community Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.740% due 08/01/2024	1,305	1,398

Contra Costa Community College District, California General Obligation Bonds, (BABs), Series 2010
6.504% due 08/01/2034	35,000	41,661

Covina-Valley Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,579

Dixon Public Financing Authority, California Revenue Bonds, (NPFGC Insured), Series 1998
4.850% due 09/02/2012	70	71

East Side Union High School District, California General Obligation Bonds, (SGI Insured), Series 2005
0.000% due 08/01/2021	1,985	1,283
0.000% due 08/01/2022	1,490	908

Empire Union School District, California Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	545
0.000% due 10/01/2032	1,265	384

Escondido Union School District, California General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	1,000	479

Eureka Union School District, California General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	2,440	1,072

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	1,403
0.000% due 01/15/2034	5,000	1,306

Fresno County, California Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 08/15/2025	3,000	1,430

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	20,458
5.000% due 06/01/2038	45,000	45,442

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (f)	11,300	7,956
5.000% due 06/01/2033	25,700	19,512
5.125% due 06/01/2047	37,000	25,557
5.750% due 06/01/2047	67,100	51,421

Irvine Ranch Water District, California Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	16,200	21,774

Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	410
4.931% due 09/01/2016	500	517
5.395% due 09/01/2017	1,000	1,045
5.845% due 09/01/2018	750	794
6.328% due 09/01/2019	500	531
6.578% due 09/01/2020	1,000	1,064

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jurupa Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 05/01/2027	$1,900	$840

Kings Canyon Joint Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	1,148

Las Virgenes Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	3,091

Lee Lake Water District Community Facilities District No. 2, California Special Tax Bonds, Series 2002
6.125% due 09/01/2032	825	827

Long Beach Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2035	9,800	2,690
5.914% due 08/01/2025	11,900	14,595

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	37,075	47,597
6.750% due 08/01/2049	131,755	171,292

Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	15,959

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	69,200	83,589

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	98,565	122,782
7.618% due 08/01/2040	3,100	3,995

Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,675	32,847

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	58,000	69,867

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	39,690	43,967
6.574% due 07/01/2045	2,440	3,269
6.603% due 07/01/2050	103,220	141,207
7.000% due 07/01/2041	1,500	1,748
7.003% due 07/01/2041	6,665	7,718

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,100	55,200

Los Angeles Department of Water & Power, California Revenue Notes, (AGM Insured), Series 2005
18.313% due 07/01/2013	12,500	15,279

Los Angeles Harbor Department, California Revenue Bonds, Series 1988
7.600% due 10/01/2018	10	12

Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	200	216

Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	83,590
5.755% due 07/01/2029	3,600	4,159

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	$69,300	$89,119

Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	71,800	83,345

Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	41,682
5.813% due 06/01/2040	27,000	31,171

Manhattan Beach Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	562

Manteca Unified School District, California Special Tax Bonds, (NPFGC Insured), Series 2001
0.000% due 09/01/2025	2,365	1,040

Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	10,177
6.538% due 07/01/2039	41,240	45,604

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	40,500	47,839

Modesto Elementary School District/Stanislaus County, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,615	1,564
0.000% due 08/01/2024	2,705	1,522
0.000% due 05/01/2027	2,000	947

Modesto High School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	1,070

Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2024	1,485	780

Montebello Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	768
0.000% due 08/01/2025	2,830	1,349
0.000% due 08/01/2027	2,775	1,161

Newark Unified School District, California General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	3,245	1,496

Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	9,100	10,697

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	51,000	58,836

Oakland Unified School District/Alameda County, California General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	9,000	10,507

Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,100	1,474

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	34,265

12	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmdale Community Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	$1,230	$432
0.000% due 12/01/2031	1,230	404
0.000% due 12/01/2032	1,225	375

Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	42,000	48,955

Paramount Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 09/01/2023	1,750	1,063

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	42,054

Placer Union High School District, California General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2033	10,150	3,361

Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040	5,000	1,046
0.000% due 08/01/2041	5,000	987
0.000% due 08/01/2046	10,000	1,472

Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	14,359
7.021% due 08/01/2040	24,900	28,109

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	24,600	32,856

Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	23,416
7.200% due 08/01/2039	35,000	41,221

Rocklin Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,625
0.000% due 08/01/2024	5,000	2,942
0.000% due 08/01/2025	4,000	2,191
0.000% due 08/01/2026	4,000	2,065
0.000% due 08/01/2027	4,500	2,188

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	11,457

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 1993
5.125% due 12/01/2013	35	35

Salinas Union High School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 10/01/2023	885	519

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	37,000	39,961

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	63,345

San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,000	7,346
7.750% due 09/01/2040	6,000	6,209

San Diego Tobacco Settlement Revenue Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	50,195	38,835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco City & County, California Wastewater Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	$9,180	$10,319
5.600% due 10/01/2030	9,520	10,735
5.820% due 10/01/2040	19,315	21,876

San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	1,400	1,405

San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	10,000	11,954
6.950% due 11/01/2050	10,500	14,183

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 1999
0.000% due 08/01/2023	1,770	1,090

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2025	10,895	5,890
0.000% due 08/01/2026	12,215	6,218

San Marcos Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2032	1,600	543

San Mateo Union High School District, California General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	17,714

Sanger Unified School District, California Certificates of Participation Bonds, Series 2010
5.250% due 07/01/2027	7,345	6,785

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	1,236
0.000% due 08/01/2028	3,520	1,525
0.000% due 08/01/2030	2,500	955
0.000% due 08/01/2031	3,780	1,355
0.000% due 08/01/2032	3,770	1,266

Santa Barbara Secondary High School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2036	30,605	8,334

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,255

Santa Monica Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2026	2,000	990
0.000% due 08/01/2027	3,550	1,659

Shasta Union High School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	564

Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (NPFGC/FGIC Insured), Series 2006
5.581% due 10/01/2016	115	117

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	15,200	16,385

South Tahoe Joint Powers Parking Financing Authority, California Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,505	2,103

Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	5,000	5,536
5.943% due 07/01/2040	21,300	24,319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Mono Health Care District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026	$1,800	$786

Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	896

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	8,603

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	27,253

University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	21,939
6.270% due 05/15/2031	3,045	3,429
6.583% due 05/15/2049	56,400	69,776

University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	30,300	30,737
5.946% due 05/15/2045	36,000	42,541
6.296% due 05/15/2050	34,000	38,595
6.398% due 05/15/2031	37,000	44,100
6.548% due 05/15/2048	113,400	142,319

University of California Revenue Bonds, Series 2008
5.000% due 05/15/2022	100	115

University of California Revenue Notes, Series 2011
0.887% due 07/01/2013	55,000	55,345

Victor Elementary School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,125	597
0.000% due 08/01/2026	2,410	1,123

Vista Unified School District, California General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	1,000	495

West Contra Costa Unified School District, California General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	20,115	23,478

William S. Hart Joint School Financing Authority, California Revenue Bonds, Series 2004
5.625% due 09/01/2034	1,500	1,503

Windsor Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2036	1,580	380
0.000% due 08/01/2037	3,825	862

Yorba Linda Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 1993
5.250% due 09/01/2013	25	25

Yuba City Unified School District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	1,050

		4,329,759

COLORADO 0.0%

Aurora Single Tree Metropolitan District, Colorado General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	714

Colorado Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	885

Denver Public Schools, Colorado Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	24,200	27,707
7.017% due 12/15/2037	15,000	19,056

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E-470 Public Highway Authority, Colorado Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2035	$20,000	$4,933
0.000% due 09/01/2037	15,000	3,203

Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,681

		62,179

CONNECTICUT 0.0%

Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	181

DISTRICT OF COLUMBIA 0.1%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	112,100	123,653

FLORIDA 0.1%

Austin Trust, Florida General Obligation Bonds, Series 2008
8.804% due 06/01/2032	14,375	16,303

Broward County, Florida Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	16,337
6.206% due 10/01/2030	15,000	16,271

Florida Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	3,250	2,804

Florida State General Obligation Bonds, (BABs), Series 2009
5.750% due 06/01/2039	5,000	5,487

JP Morgan Chase Putters/Drivers Trust, Florida Revenue Bonds, Series 2008
16.833% due 12/01/2026	2,755	5,154

Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,545	3,624

Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	37,399

		103,379

GEORGIA 0.1%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	126,134	139,719

ILLINOIS 0.4%

Chicago Board of Education, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2030	40,000	15,574
0.000% due 12/01/2031	4,500	1,663

Chicago Board of Education, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2028	26,000	11,627
0.000% due 12/01/2031	22,000	8,128

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	76,200	86,307

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	57,820	64,470
6.899% due 12/01/2040	403,190	482,594

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	$11,000	$11,589
7.517% due 01/01/2040	79,200	97,530

Chicago, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	8,391
0.000% due 01/01/2038	29,145	7,068
0.000% due 01/01/2039	32,670	7,479

Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2006
7.452% due 01/01/2014	12,465	13,317

Chicago, Illinois O’Hare International Airport Revenue Bonds, (BABs), Series 2010
6.395% due 01/01/2040	1,000	1,257
6.845% due 01/01/2038	2,000	2,244

Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,441	1,521

Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	710	710

Chicago, Illinois Waterworks Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	20,000	25,787

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	8,085	9,999

Hillside Village, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	3,925	3,836
7.000% due 01/01/2028	2,740	2,533

Illinois Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	1,050	1,033

Illinois Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	1,229

Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	40,858

Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	23,341
6.184% due 01/01/2034	10,800	13,011

JP Morgan Chase Putters/Drivers Trust, Illinois Revenue Bonds, Series 2008
16.473% due 06/01/2026	2,315	3,582

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2030	60,000	24,005
0.000% due 12/15/2032	5,000	1,760
0.000% due 12/15/2033	50,000	16,450
0.000% due 06/15/2038	2,460	608

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	602

		990,123

INDIANA 0.0%

Evansville Redevelopment Authority, Indiana Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	7,630	8,387

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	$700	$755

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	45,000	53,239

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.750% due 09/01/2042	2,000	1,941

		64,322

IOWA 0.0%

Iowa Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	2,900	1,508

Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500	25,849

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100	14,255
6.500% due 06/01/2023	43,835	41,632

		83,244

KANSAS 0.0%

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500	440

LOUISIANA 0.1%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	86,807

Louisiana State Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
2.744% due 05/01/2043	2,600	2,655
3.000% due 05/01/2043	400	405

Tobacco Settlement Financing Corp., Louisiana Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	19,419

		109,286

MASSACHUSETTS 0.0%

Commonwealth of Massachusetts Revenue Bonds, (BABs), Series 2010
5.731% due 06/01/2040	11,790	14,822

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	40,116

Massachusetts Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
7.740% due 08/01/2032	250	258

Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	28,800	35,697

		90,893

MICHIGAN 0.0%

East Lansing Economic Development Corp., Michigan Revenue Bonds, Series 2007
5.250% due 07/01/2037	745	685

Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775	674
5.000% due 09/01/2036	1,500	1,254

Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008
7.000% due 10/01/2036 (p)	105	101

14	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	$50,000	$58,720

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	315	233

Star International Academy, Michigan Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,400	1,327

		62,994

MINNESOTA 0.0%

North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	1,087

MISSISSIPPI 0.0%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	10,000	11,683

MISSOURI 0.0%

Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	3,350	1,240

University Place Transportation Development District, Missouri Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	399

		1,639

NEBRASKA 0.0%

Nebraska Public Power District Revenue Bonds, (BABs), Series 2010
5.323% due 01/01/2030	600	676

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	45,400	52,094

		52,770

NEVADA 0.2%

Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	140,800	185,904

Clark County, Nevada General Obligation Bonds, (BABs), Series 2010
7.000% due 07/01/2038	35,000	40,162

Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	90,000	115,414
7.100% due 06/01/2039	33,000	37,678
7.263% due 06/01/2034	27,500	31,239

Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	15,085	16,556
5.700% due 03/01/2040	10,885	12,069

North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	37,354

		476,376

NEW JERSEY 0.2%

Essex County, New Jersey Improvement Authority Revenue Bonds, (AMBAC Insured), Series 2006
5.250% due 10/01/2020	505	539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2019	$11,250	$8,538
0.000% due 02/15/2020	65,775	46,460
0.000% due 02/15/2021	3,000	2,000
0.000% due 02/15/2026	2,710	1,265

New Jersey Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	1,895	1,896

New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.474% due 06/15/2013	144,660	144,813

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,885

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	25,153	35,595

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	136,700	187,148

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	28,065

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2031	10,000	3,701

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.000% due 06/15/2042	1,500	1,612

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	14,600	13,034
5.000% due 06/01/2041	32,755	24,816

		501,367

NEW YORK 0.6%

Albany Industrial Development Agency, New York Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,878

Austin Trust, New York Revenue Bonds, Series 2007
9.309% due 06/15/2038	69,000	79,674

Austin Trust, New York Revenue Bonds, Series 2008
12.805% due 11/01/2027	5,000	6,278
13.564% due 11/01/2027	5,000	7,217

East Rochester Housing Authority, New York Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	1,265

JP Morgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.664% due 09/15/2029	13,810	18,659

JP Morgan Chase Putters/Drivers Trust, New York Revenue Notes, Series 2008
7.960% due 07/15/2012	6,820	7,914

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	4,895	5,553
7.336% due 11/15/2039	1,020	1,428

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000	46,997
6.089% due 11/15/2040	40,000	48,115
6.548% due 11/15/2031	27,525	33,252
6.648% due 11/15/2039	80,000	99,594
7.134% due 11/15/2030	3,700	4,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	$1,300	$1,051

New York City, New York General Obligation Bonds, (BABs), Series 2009
5.206% due 10/01/2031	3,000	3,344
5.985% due 12/01/2036	9,360	11,332
6.435% due 12/01/2035	4,900	5,586

New York City, New York General Obligation Bonds, (BABs), Series 2010
5.517% due 10/01/2037	3,600	4,194
5.817% due 10/01/2031	2,500	2,813
5.968% due 03/01/2036	45,000	55,384
6.246% due 06/01/2035	36,155	41,031
6.271% due 12/01/2037	4,000	5,110
6.646% due 12/01/2031	12,100	14,229

New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	241

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	115,301	138,204
5.790% due 06/15/2041	57,000	62,481
5.882% due 06/15/2044	32,900	42,013
6.124% due 06/15/2042	75,000	84,472
6.282% due 06/15/2042	52,100	59,604
6.491% due 06/15/2042	18,000	20,726

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	100	112
5.508% due 08/01/2037	70,000	82,274
5.572% due 11/01/2038	60,100	71,432
5.808% due 08/01/2030	20,000	23,151
5.932% due 11/01/2036	22,900	25,504

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	25,000	29,622

New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	6,886

New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	15,115	13,781

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	25,000	29,199
5.628% due 03/15/2039	1,750	2,093

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,200	57,346

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	14,000	15,377

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,100	63,783

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	511

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	79,900	94,336

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	$9,200	$9,820

TSASC, Inc. New York Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000	17,009

Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,225	849

		1,458,070

NORTH CAROLINA 0.0%

Austin Trust, North Carolina Certificates of Participation Bonds, (AGM Insured), Series 2008
13.484% due 05/01/2026	4,880	6,285

North Carolina Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	865

North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,502

North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,300	41,099

		49,751

OHIO 0.4%

American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	85,277	96,949

American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	58,900	64,056
7.834% due 02/15/2041	17,400	23,224
8.084% due 02/15/2050	217,460	300,486

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	8,159
5.875% due 06/01/2030	13,800	10,644
5.875% due 06/01/2047	386,500	289,945
6.500% due 06/01/2047	16,900	13,880

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,439

Ohio Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	15	15

Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	73

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	26,000	26,715

Princeton City School District, Ohio General Obligation Bonds, (BABs), Series 2010
6.390% due 12/01/2047	20,000	21,612

Student Loan Funding Corp., Ohio Revenue Bonds, (AMBAC Insured), Series 1995
0.228% due 06/01/2025	15,400	14,233
0.245% due 06/01/2025	32,600	30,128
0.280% due 06/01/2025	28,400	26,247

University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.100% due 06/01/2026	5,000	5,638
7.875% due 06/01/2031	7,000	7,994

		943,437

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.0%

Oregon State Department of Administrative Services Certificates of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	$16,025	$17,697
6.180% due 05/01/2035	18,170	19,504

		37,201

PENNSYLVANIA 0.0%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	830
5.375% due 11/15/2040	20,800	17,060

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	511

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	33,000	38,447

Pennsylvania Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	1,100	1,240

Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	1,091

School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	7,895
6.765% due 06/01/2040	25,000	28,784

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	340	341

		96,199

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	51,800	7,114
0.000% due 08/01/2054	77,000	6,003

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600	1,493

		14,610

RHODE ISLAND 0.0%

Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	186

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	7,049

		7,235

SOUTH CAROLINA 0.0%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2012
0.000% due 11/15/2047	229	7
6.000% due 11/15/2042	535	380

		387

SOUTH DAKOTA 0.0%

Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705	1,626

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.0%

Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	$1,325	$1,329

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	7,112

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 ^	625	53

		8,494

TEXAS 0.2%

Austin Trust, Texas Revenue Bonds, Series 2008
8.763% due 08/15/2030	6,595	7,595

Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000	32,207

Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2006
7.522% due 02/15/2014	6,500	7,454

Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140	179

Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	5,100	5,713

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	132,400	153,085

Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500	577

JP Morgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
13.560% due 02/15/2032	4,690	6,705
15.948% due 02/15/2028	5,565	8,463

JP Morgan Chase Putters/Drivers Trust, Texas General Obligation Notes, (PSF/GTD Insured), Series 2008
11.497% due 09/20/2012	3,985	4,281

North Texas Higher Education Authority Revenue Bonds, Series 2011
1.472% due 04/01/2040	13,154	13,170

North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	75	97

North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.910% due 02/01/2030	50,500	57,104

San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	10,500	11,859

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	9,600	11,766
6.308% due 02/01/2037	40,400	45,057

Texas State General Obligation Bonds, (BABs), Series 2010
4.681% due 04/01/2040	100	110

16	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	$10,000	$7,514
0.000% due 08/15/2025	19,990	10,427

Texas Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	80,863	94,424

Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	5,000	5,393

		483,180

UTAH 0.0%

Spanish Fork City, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750	661

Utah County, Utah Revenue Bonds, Series 2007
5.875% due 06/15/2037	1,320	1,151

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250	197

Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	480	612

Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	784

Utah Transit Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.000% due 06/15/2029	10,000	4,150

		7,555

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
5.200% due 06/01/2046	11,000	7,395

WASHINGTON 0.0%

Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	13,859

Spokane County, Washington Wastewater System Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	8,000	9,040

Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150	7,421

Washington Biomedical Research Facilities 3 Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,306

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,000	1,203

Washington State General Obligation Bonds, Series 2011
5.000% due 06/01/2041	1,800	1,977

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	10,200	6,674

Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500	1,148

		42,628

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$164,445	$121,209

WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450

Total Municipal Bonds & Notes (Cost $9,119,620)		10,517,090

U.S. GOVERNMENT AGENCIES 51.2%

Bolivia Government AID Bond
0.376% due 02/01/2019	3,279	3,166

Fannie Mae
0.000% due 06/01/2017 - 10/09/2019	142,499	129,782
0.000% due 04/25/2018 - 08/25/2023 (b)	21	19
0.302% due 07/25/2037	600	577
0.342% due 01/25/2021	136	136
0.362% due 03/25/2034	198	197
0.372% due 03/25/2036	5,664	5,287
0.375% due 03/16/2015	4,500	4,470
0.392% due 08/25/2034	181	177
0.442% due 05/25/2035 - 10/27/2037	101,157	100,591
0.482% due 06/25/2032	32	31
0.492% due 03/25/2035 - 05/25/2037	287	286
0.542% due 12/25/2028 - 03/25/2037	11,325	11,289
0.552% due 04/25/2037	163,829	163,438
0.562% due 06/25/2037	32	32
0.592% due 08/25/2033 - 03/25/2044	70,076	69,970
0.602% due 03/25/2037	245	245
0.642% due 04/18/2028 - 11/25/2036	8,125	8,117
0.652% due 09/25/2035	30,405	30,146
0.687% due 02/25/2037	38,011	38,027
0.692% due 10/18/2030 - 12/25/2041	131,093	131,348
0.700% due 08/25/2021 - 03/25/2022	19	19
0.742% due 03/25/2017 - 04/25/2038	111,423	111,707
0.792% due 12/18/2031	229	231
0.822% due 08/25/2037 - 06/25/2041	49,490	49,637
0.842% due 05/25/2030	223	223
0.850% due 11/25/2013 - 08/25/2022	32	32
0.872% due 05/25/2040	2,954	2,967
0.892% due 05/25/2030	223	223
0.900% due 10/25/2023 - 03/25/2024	1,696	1,720
0.942% due 10/25/2037 - 06/25/2040	58,306	58,581
0.962% due 06/25/2037	5,905	5,941
0.972% due 06/25/2040	145,672	146,455
0.992% due 03/25/2038 - 06/25/2040	71,882	72,345
1.000% due 07/27/2021 - 10/26/2026	5,200	5,199
1.050% due 01/25/2022	24	24
1.062% due 12/25/2039	3,900	3,947
1.080% due 01/25/2022	62	63
1.100% due 12/25/2021	28	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.125% due 04/27/2017	$1,003,900	$998,392
1.142% due 04/25/2032	36	37
1.250% due 10/26/2016 - 04/25/2023	551,595	553,322
1.375% due 11/15/2016	30,500	30,881
1.381% due 04/01/2027	34	35
1.382% due 07/01/2042 - 10/01/2044	42,135	42,678
1.383% due 12/01/2044	4,325	4,359
1.432% due 09/01/2041	14,332	14,606
1.500% due 01/01/2021	11	11
1.582% due 10/01/2030 - 10/01/2040	4,745	4,855
1.750% due 02/01/2020	8	8
1.800% due 04/01/2027	39	41
1.825% due 05/01/2023	119	120
1.865% due 06/01/2035	1,305	1,372
1.875% due 02/01/2022	101	101
1.884% due 01/01/2020	364	376
1.898% due 12/01/2020	290	300
1.911% due 03/01/2019	448	465
1.920% due 11/01/2023	16	16
1.977% due 09/01/2022	88	91
1.987% due 06/01/2021	270	284
1.992% due 06/01/2023	76	77
2.028% due 11/01/2023	14	15
2.035% due 06/01/2030	41	41
2.041% due 10/01/2034	1,768	1,872
2.052% due 02/01/2023	53	53
2.057% due 10/01/2034	319	338
2.059% due 08/01/2025	754	799
2.075% due 08/01/2035	286	302
2.078% due 03/01/2034	6,865	7,272
2.080% due 10/01/2034	1,572	1,660
2.090% due 09/01/2035	112	118
2.096% due 04/01/2036	243	258
2.111% due 11/01/2035	2,812	2,928
2.115% due 03/01/2035	64	67
2.165% due 11/01/2034	2,208	2,323
2.174% due 02/01/2035	2,855	3,017
2.175% due 09/01/2034	1,044	1,098
2.190% due 12/01/2023	157	164
2.197% due 11/01/2034	1,650	1,739
2.203% due 10/01/2024	36	37
2.211% due 09/01/2035	6,593	6,937
2.223% due 11/01/2035	355	374
2.225% due 12/01/2034	183	194
2.228% due 01/01/2035	7,104	7,495
2.230% due 09/01/2023 - 05/01/2024	129	135
2.241% due 11/01/2035	13,514	14,233
2.245% due 12/01/2034	187	197
2.247% due 01/01/2035	11,048	11,647
2.250% due 12/01/2025	106	112
2.252% due 04/01/2033	64	67
2.253% due 08/01/2032	41	41
2.256% due 07/01/2024 - 03/01/2025	662	686
2.260% due 09/01/2033 - 05/01/2035	324	341
2.265% due 09/01/2029	4	4
2.267% due 11/01/2025	86	91
2.269% due 02/01/2035	2,781	2,952
2.271% due 05/01/2034	408	428
2.272% due 02/01/2034 - 12/01/2034	116	123
2.274% due 11/01/2025	106	112
2.275% due 09/01/2035	53	57
2.277% due 09/01/2033	42	42
2.280% due 10/01/2035	1,050	1,116
2.281% due 11/01/2032	80	85
2.282% due 12/01/2033	465	490

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.289% due 06/01/2015 - 01/01/2035	$7,234	$7,611
2.294% due 12/01/2022	21	22
2.300% due 10/01/2024 - 01/01/2036	3,950	4,171
2.307% due 08/01/2033	22	23
2.310% due 02/01/2027	235	248
2.312% due 07/01/2035	136	144
2.314% due 05/01/2030	9	10
2.315% due 11/01/2023	124	125
2.317% due 08/01/2027	1,099	1,162
2.321% due 10/01/2034	2,854	3,033
2.325% due 12/01/2023 - 06/01/2035	1,636	1,726
2.337% due 02/01/2035	421	445
2.339% due 04/01/2027	2	2
2.342% due 11/01/2025 - 03/01/2035	79	83
2.345% due 07/01/2026 - 09/01/2035	7,749	8,256
2.349% due 01/01/2026 - 12/01/2034	1,341	1,425
2.350% due 05/01/2025 - 07/01/2035	14,316	15,242
2.353% due 09/01/2024 - 07/01/2034	136	138
2.363% due 08/01/2035	2,438	2,596
2.375% due 04/01/2017 - 08/01/2035	2,442	2,573
2.377% due 04/01/2034	12	13
2.380% due 06/01/2025	58	62
2.382% due 09/01/2035	1,739	1,840
2.386% due 08/01/2026	86	92
2.391% due 11/01/2035	756	806
2.393% due 11/01/2025	392	418
2.395% due 12/01/2025	250	267
2.397% due 08/01/2035	5,986	6,378
2.402% due 03/01/2033	159	168
2.404% due 04/01/2027	36	38
2.409% due 05/01/2026	38	41
2.410% due 09/01/2035	200	213
2.414% due 05/01/2033	195	206
2.415% due 08/01/2035	32	34
2.429% due 11/01/2034 - 11/01/2035	9,656	10,296
2.430% due 01/25/2019 - 05/01/2024	45,000	45,696
2.431% due 07/01/2019	58	59
2.432% due 06/01/2030	74	75
2.434% due 07/01/2020	56	57
2.435% due 02/01/2028 - 07/01/2035	1,264	1,331
2.437% due 01/01/2035	1,402	1,480
2.440% due 06/01/2034 - 06/01/2035	9,394	9,893
2.450% due 06/01/2024 - 10/01/2027	61	64
2.460% due 03/01/2026	46	49
2.466% due 12/01/2033	367	391
2.467% due 03/01/2024 - 06/01/2025	295	315
2.468% due 03/01/2033	107	109
2.470% due 07/01/2026	9	10
2.471% due 10/01/2020	14	14
2.474% due 05/01/2035	11,370	12,126
2.475% due 05/01/2022	7	7
2.483% due 09/01/2024 - 05/01/2030	91	94
2.487% due 09/01/2035	1,422	1,518
2.489% due 12/01/2034	78	83
2.490% due 05/25/2035	19,084	19,854
2.493% due 12/01/2024	11	11
2.494% due 05/01/2035	19,349	20,647
2.497% due 11/01/2034	3,573	3,810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 02/01/2024 - 08/01/2035	$724	$772
2.505% due 06/01/2035	5,607	5,928
2.509% due 01/01/2036	490	524
2.513% due 12/01/2034	31	33
2.527% due 07/01/2034 - 11/01/2034	4,495	4,797
2.534% due 07/01/2033	12	13
2.540% due 10/01/2023	17	18
2.547% due 05/01/2035 - 07/01/2035	5,505	5,833
2.550% due 08/01/2031	116	118
2.555% due 12/01/2023	32	34
2.562% due 07/01/2017	466	477
2.565% due 09/01/2021 - 11/01/2025	70	70
2.572% due 04/01/2034	224	238
2.585% due 11/01/2023	13	13
2.590% due 06/01/2035	118	126
2.594% due 12/01/2036	88	94
2.598% due 04/01/2024	201	202
2.610% due 02/01/2035	2,778	2,963
2.612% due 12/01/2035	12	13
2.619% due 03/01/2034	5,836	6,215
2.624% due 09/01/2017	371	381
2.633% due 12/01/2030	12	13
2.642% due 04/01/2018	115	120
2.657% due 12/01/2027	242	257
2.658% due 10/01/2026	9	10
2.663% due 06/01/2033	84	88
2.670% due 02/01/2035	2,439	2,609
2.675% due 12/01/2033	926	989
2.684% due 09/01/2014	7	8
2.696% due 02/01/2035 - 03/01/2036	2,936	3,139
2.704% due 03/01/2035	1,111	1,188
2.725% due 11/01/2019 - 12/01/2026	47	48
2.728% due 01/01/2037	171	182
2.757% due 12/01/2017	432	449
2.767% due 08/01/2023	44	45
2.781% due 10/01/2019	88	93
2.785% due 02/01/2035	58	62
2.796% due 11/01/2031	170	171
2.810% due 02/01/2036	208	223
2.819% due 06/01/2035	1,059	1,131
2.820% due 06/01/2023	17	17
2.827% due 07/01/2021	20	21
2.847% due 04/01/2026	14	14
2.849% due 01/01/2037	192	204
2.850% due 11/01/2024	1,068	1,108
2.875% due 11/01/2027	42	45
2.947% due 05/01/2014	24	25
2.975% due 06/01/2019	1	1
3.000% due 01/01/2018 - 05/01/2027	2,417,347	2,501,260
3.018% due 04/01/2024	13	13
3.050% due 10/01/2020	24	24
3.100% due 09/01/2019	448	458
3.116% due 02/01/2028	364	372
3.131% due 08/01/2027	569	607
3.140% due 11/01/2021	8,700	8,989
3.181% due 02/01/2033	1	2
3.220% due 07/01/2019	7	7
3.238% due 08/01/2027	74	78
3.242% due 02/01/2021	39	39
3.250% due 08/01/2024 - 10/01/2024	86	87
3.330% due 11/01/2021	16,807	17,953
3.345% due 10/01/2027	139	144
3.365% due 05/01/2036	965	1,014
3.380% due 11/01/2021	1,097	1,174
3.420% due 11/01/2021	5,600	5,876
3.445% due 12/01/2017	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 08/01/2013 - 05/01/2042	$11,591,123	$11,948,779
3.515% due 09/01/2021	6	6
3.570% due 11/01/2021	2,904	3,129
3.750% due 01/01/2020	7	7
3.820% due 05/01/2023	188	192
3.831% due 07/01/2024	80	85
3.852% due 04/01/2038	21	23
3.930% due 06/01/2022	26	26
3.980% due 07/01/2021	45,500	49,693
4.000% due 03/01/2013 - 05/01/2042	43,362,133	45,507,073
4.188% due 03/01/2023	119	119
4.250% due 05/01/2016	12,024	13,108
4.254% due 08/01/2022	679	683
4.295% due 11/01/2021	35	35
4.316% due 09/01/2028	174	181
4.375% due 03/01/2023	69	73
4.412% due 02/01/2028	23	25
4.500% due 01/01/2013 - 05/01/2042	27,700,069	29,511,301
4.517% due 12/01/2036	668	704
4.668% due 09/01/2034	676	727
4.680% due 12/01/2012	338	341
4.764% due 11/01/2012	39	39
4.825% due 02/01/2020	28	28
4.836% due 04/01/2035	2,414	2,552
4.843% due 03/01/2035	171	172
4.859% due 02/01/2013	300	303
4.864% due 02/01/2013	294	299
4.870% due 05/01/2013	121	123
4.880% due 04/01/2013	31	32
4.991% due 03/01/2024	18	18
5.000% due 03/15/2016 - 02/01/2042	9,089,931	9,851,858
5.025% due 11/01/2022 - 05/01/2035	202	215
5.094% due 07/01/2035 - 10/01/2035	2,164	2,316
5.128% due 09/01/2035	2,326	2,492
5.135% due 11/01/2035	1,704	1,828
5.143% due 09/01/2035	1,013	1,086
5.152% due 02/01/2016	176	196
5.157% due 08/01/2035	1,388	1,489
5.162% due 10/01/2035	1,330	1,414
5.174% due 08/01/2035	1,760	1,889
5.185% due 07/01/2035 - 10/01/2035	3,860	4,142
5.201% due 09/01/2035	28	30
5.202% due 11/01/2035	1,285	1,379
5.213% due 06/01/2029	44	46
5.221% due 12/01/2035	1,580	1,697
5.237% due 09/01/2035	1,331	1,419
5.249% due 08/01/2035	1,552	1,668
5.250% due 09/15/2016	39,300	46,569
5.264% due 07/01/2035	959	1,031
5.270% due 02/01/2021	48	48
5.277% due 10/01/2035	1,658	1,782
5.282% due 11/01/2035	7	8
5.289% due 09/01/2035	1,595	1,713
5.290% due 11/25/2033	308	320
5.297% due 10/01/2035	1,848	1,983
5.309% due 11/01/2035	2,183	2,349
5.310% due 08/25/2033	1,393	1,434
5.339% due 01/01/2036	1,398	1,504
5.346% due 01/01/2036	30	32
5.364% due 11/01/2035	2,272	2,449
5.370% due 08/25/2043	1,339	1,390
5.375% due 07/15/2016 - 06/12/2017	264,500	314,294
5.410% due 09/01/2012	252	253
5.499% due 03/01/2036	1,503	1,624

18	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/01/2016 - 05/01/2042	$8,240,059	$8,998,892
5.570% due 12/01/2035	1,006	1,087
5.609% due 03/01/2036	819	876
5.623% due 02/01/2036	1,909	2,063
5.671% due 01/01/2036	771	828
5.681% due 02/01/2036	207	222
5.693% due 03/01/2023	353	379
5.710% due 03/01/2036	1,887	2,040
5.741% due 04/01/2036	5	6
5.750% due 12/20/2027 - 08/25/2034	1,733	1,887
5.766% due 09/01/2036	2	2
5.779% due 09/01/2037	12	13
5.780% due 09/01/2012	450	452
5.785% due 05/01/2037	27	28
5.790% due 10/01/2017	379	434
5.791% due 03/01/2036	1,469	1,589
5.813% due 06/01/2036	332	359
5.858% due 06/25/2037 (a)	4,903	609
6.000% due 08/01/2012 - 10/25/2044	4,660,476	5,148,055
6.008% due 05/25/2037 - 06/25/2037 (a)	7,547	1,056
6.027% due 09/01/2037	94	100
6.144% due 09/01/2036	17	18
6.160% due 08/01/2017	148	164
6.250% due 07/01/2024 - 02/25/2029	984	1,116
6.265% due 12/25/2042	19,990	22,800
6.290% due 02/25/2029	500	551
6.300% due 10/17/2038	3,487	3,687
6.308% due 07/25/2036 (a)	3,701	541
6.358% due 06/25/2037 (a)	4,016	461
6.390% due 05/25/2036	119	119
6.408% due 07/25/2037 (a)	5,473	808
6.497% due 10/25/2042	22,909	25,732
6.500% due 09/01/2012 - 02/25/2047	90,453	103,126
6.750% due 10/25/2023	179	211
6.900% due 05/25/2023	26	30
6.994% due 08/25/2037	339	372
7.000% due 09/01/2012 - 01/25/2048	14,016	16,021
7.250% due 01/01/2023	357	397
7.258% due 09/25/2038 (a)	2,601	389
7.375% due 05/25/2022	602	712
7.500% due 06/01/2013 - 07/25/2041	4,524	5,083
7.628% due 03/25/2039	26	30
7.750% due 01/25/2022	794	885
7.780% due 01/01/2018	1,898	2,096
7.800% due 10/25/2022 - 06/25/2026	145	174
8.000% due 06/01/2012 - 12/01/2033	11,434	13,676
8.000% due 08/18/2027 (a)	6	1
8.060% due 04/01/2030	1,599	1,973
8.080% due 04/01/2030	881	995
8.200% due 04/25/2025	1	1
8.490% due 06/01/2025	775	892
8.500% due 06/01/2017 - 07/01/2037	2,645	3,130
8.500% due 01/01/2018 (a)	3	0
8.750% due 01/25/2021	108	125
9.000% due 04/01/2017 - 11/01/2025	814	959
9.000% due 06/25/2022 (a)	25	6
9.250% due 04/25/2018	11	12
9.256% due 09/25/2028	180	198
9.300% due 05/25/2018 - 08/25/2019	35	39
9.500% due 01/01/2018 - 03/01/2026	424	491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 11/01/2013 - 05/01/2022	$73	$76
10.500% due 11/01/2013 - 04/01/2022	6	6
11.000% due 11/01/2013 - 11/01/2020	51	58
11.500% due 08/20/2016 - 11/01/2019	2	2
15.000% due 10/15/2012	1	1
903.213% due 08/25/2021 (a)	0	4
1,000.000% due 04/25/2022	1	23

Farmer Mac
6.770% due 01/25/2013	447	443
7.778% due 07/25/2012	450	447

FDIC Structured Sale Guaranteed Notes
0.741% due 11/29/2037	18,970	18,875
2.980% due 12/06/2020	8,929	9,321

Federal Housing Administration
1.000% due 12/01/2018	1,983	1,983
6.896% due 07/01/2020	6,268	6,156
6.960% due 05/01/2016	77	76
7.110% due 05/01/2019	1,354	1,335
7.315% due 08/01/2019	2,745	2,706
7.350% due 04/01/2019	40	39
7.375% due 02/01/2018	107	106
7.400% due 01/25/2020	807	795
7.430% due 10/01/2018 - 05/01/2024	4,378	4,321
7.430% due 12/01/2018 ^	294	290
7.450% due 05/01/2021	1,865	1,840
7.460% due 01/01/2023	41	41
7.465% due 11/01/2019	1,417	1,399
7.580% due 12/01/2040	6,936	6,849

Freddie Mac
0.000% due 10/15/2033 (b)	547	502
0.282% due 12/25/2036	9,731	9,679
0.392% due 07/15/2019	9,653	9,634
0.482% due 05/15/2036	38	38
0.492% due 07/15/2034	697	696
0.502% due 08/25/2031	313	304
0.542% due 02/15/2037	27	27
0.582% due 02/15/2037	179	178
0.592% due 12/15/2029 - 12/15/2030	211	211
0.642% due 06/15/2018 - 05/15/2037	42,360	42,340
0.692% due 06/15/2023 - 12/15/2031	45	45
0.742% due 06/15/2030 - 12/15/2032	268	269
0.812% due 06/15/2041 - 07/15/2041	79,735	79,917
0.822% due 05/15/2032 - 07/15/2037	33,151	33,365
0.912% due 08/15/2037	13,999	14,074
0.942% due 08/15/2037	5,374	5,409
0.952% due 10/15/2037	1,455	1,464
0.962% due 05/15/2037 - 09/15/2037	6,611	6,644
0.992% due 08/15/2036	329	331
1.000% due 03/08/2017 - 07/27/2021	1,928,720	1,903,334
1.092% due 11/15/2039	208	210
1.242% due 05/25/2043	9,342	9,246
1.250% due 05/12/2017 - 02/15/2021	386,711	386,476
1.355% due 10/25/2044	12,240	12,244
1.369% due 02/25/2045	29,878	28,551
1.380% due 10/25/2023	124	122
1.562% due 07/25/2044	5,171	5,262
1.750% due 04/01/2017 - 06/01/2017	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.870% due 10/25/2023	$622	$642
1.875% due 12/01/2016	62	62
1.967% due 01/01/2022	59	59
2.000% due 08/25/2016	89,100	92,686
2.022% due 06/01/2022	8	8
2.095% due 09/01/2035	81	86
2.125% due 02/01/2018	60	60
2.173% due 05/01/2023	104	110
2.216% due 09/01/2035	42	44
2.222% due 07/01/2032	2	2
2.225% due 03/01/2035	1,438	1,517
2.231% due 03/01/2024	182	192
2.249% due 12/01/2022	10	10
2.250% due 01/01/2019	1	1
2.265% due 05/01/2020 - 11/01/2026	250	262
2.267% due 06/01/2033	270	278
2.286% due 07/01/2023	50	50
2.288% due 11/01/2023	131	138
2.289% due 07/01/2020	101	101
2.311% due 04/01/2025	65	66
2.314% due 06/01/2021	234	248
2.318% due 08/01/2023	77	81
2.332% due 09/01/2028	2	2
2.336% due 04/01/2024	414	438
2.342% due 02/01/2037	27	29
2.345% due 08/01/2035	487	519
2.360% due 07/01/2022 - 04/01/2025	86	87
2.361% due 02/01/2023 - 11/01/2035	15,543	16,420
2.365% due 09/01/2023 - 11/01/2023	243	251
2.366% due 06/01/2024 - 01/01/2034	4,028	4,250
2.375% due 01/13/2022 - 10/01/2035	1,208,095	1,188,098
2.390% due 10/01/2026	200	212
2.395% due 02/01/2025	13	13
2.396% due 11/01/2028	408	434
2.407% due 08/01/2035	31,289	32,944
2.408% due 09/01/2023	118	119
2.409% due 10/01/2023	224	237
2.414% due 07/01/2024	49	52
2.433% due 10/01/2024	67	71
2.438% due 06/01/2022	74	75
2.439% due 08/01/2023	679	721
2.440% due 06/01/2022	311	316
2.449% due 09/01/2023	416	441
2.454% due 05/01/2023	32	32
2.464% due 05/01/2035	18,659	19,956
2.474% due 06/01/2035	36,806	38,990
2.476% due 10/01/2024	17	18
2.480% due 02/01/2021	5	5
2.481% due 08/01/2035	34	37
2.482% due 08/01/2023	332	340
2.485% due 09/01/2035	6,527	6,964
2.490% due 06/01/2020 - 08/01/2023	115	119
2.491% due 10/01/2035	14,565	15,536
2.494% due 09/01/2023	247	262
2.495% due 10/01/2035	26,351	28,116
2.496% due 01/01/2028	27	28
2.499% due 07/01/2035	8,627	9,205
2.500% due 12/01/2023 - 08/01/2035	495	517
2.507% due 04/01/2023	9	9
2.508% due 02/01/2026	344	365
2.509% due 05/01/2023	47	47
2.513% due 04/01/2036	900	963
2.515% due 10/01/2035	11,117	11,862
2.517% due 10/01/2023	85	90
2.521% due 09/01/2035	227	243
2.529% due 02/01/2036	482	511

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.530% due 07/01/2033	$23	$24
2.560% due 01/01/2024	24	24
2.579% due 07/01/2036	12	13
2.594% due 07/01/2027	15	16
2.606% due 10/01/2023 - 07/01/2030	717	736
2.615% due 07/01/2035	7,201	7,713
2.620% due 10/01/2035 - 05/01/2036	13,877	14,849
2.621% due 11/01/2035	11,591	12,415
2.625% due 03/01/2035 - 04/01/2036	165	177
2.637% due 08/01/2023	1	1
2.638% due 03/01/2035	21	22
2.643% due 07/01/2032	71	76
2.645% due 01/01/2035	203	207
2.661% due 01/01/2037	176	188
2.668% due 12/01/2026	421	432
2.670% due 06/01/2030	343	365
2.677% due 07/01/2023	70	70
2.690% due 08/01/2023	37	37
2.698% due 11/01/2034	497	533
2.724% due 02/01/2037	20	21
2.810% due 07/01/2019	130	131
2.835% due 09/01/2023	24	24
2.875% due 09/01/2018	41	42
2.938% due 10/01/2022	37	38
2.990% due 05/01/2022	14	14
3.086% due 05/01/2021	680	698
3.155% due 02/01/2019	22	23
3.239% due 05/01/2018	106	107
3.250% due 05/01/2023 - 11/15/2025	138	140
3.266% due 12/01/2018 - 08/15/2032	4,709	4,936
3.287% due 03/01/2022	692	733
3.330% due 04/01/2029	23	23
3.349% due 05/01/2018	143	144
3.350% due 11/15/2025	500	508
3.413% due 03/01/2021	313	314
3.500% due 09/01/2018 - 07/15/2032	1,115	1,179
3.512% due 01/01/2021	28	29
3.750% due 11/15/2017 - 03/27/2019	143,143	160,850
3.905% due 07/01/2019	2	3
4.000% due 09/15/2018 - 05/01/2042	333,338	348,510
4.150% due 06/15/2030	570	570
4.300% due 12/15/2024	1,000	1,017
4.306% due 10/01/2020	6	6
4.400% due 01/15/2025	650	666
4.500% due 05/01/2013 - 01/01/2042	4,265,372	4,526,894
4.530% due 01/01/2019	40	41
4.556% due 05/01/2020	11	12
4.875% due 06/13/2018	37,100	44,294
4.897% due 10/01/2035	1,351	1,452
4.941% due 10/01/2020	172	173
5.000% due 02/01/2013 - 07/01/2040	94,614	102,355
5.075% due 01/01/2019	1	1
5.084% due 10/01/2035	1,998	2,135
5.097% due 01/01/2036	7	8
5.105% due 05/01/2018	39	41
5.120% due 06/01/2037	28	29
5.129% due 09/01/2037	25	27
5.222% due 05/01/2037	174	184
5.250% due 04/18/2016	9,100	10,648
5.337% due 12/01/2035	1,283	1,381
5.443% due 11/01/2035	1,081	1,167
5.458% due 02/01/2038	43	46
5.500% due 09/01/2012 - 07/01/2047	763,580	834,324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.684% due 03/01/2036	$824	$891
5.736% due 12/01/2037	113	121
5.842% due 04/01/2036	1,069	1,157
5.880% due 05/01/2037	61	64
5.950% due 06/15/2028	39,334	44,669
6.000% due 09/01/2012 - 05/01/2042	1,064,838	1,175,090
6.008% due 02/15/2038 (a)	3,585	476
6.250% due 12/15/2028	648	730
6.408% due 11/15/2036 (a)	41,529	6,244
6.500% due 08/01/2012 - 10/25/2043	182,574	198,802
6.950% due 07/15/2021 - 08/15/2021	71	80
7.000% due 04/01/2012 - 10/25/2043	25,562	29,008
7.000% due 09/15/2023 (a)	13	3
7.400% due 02/01/2021	484	477
7.500% due 02/01/2016 - 11/01/2037	9,924	11,177
7.645% due 05/01/2025	6,711	7,841
7.800% due 09/15/2020	6	6
8.000% due 11/01/2013 - 06/01/2030	2,117	2,487
8.250% due 06/15/2022	127	148
8.500% due 07/01/2014 - 06/01/2030	1,228	1,303
8.634% due 10/15/2033	703	684
8.637% due 10/15/2033	625	616
8.709% due 11/15/2033	1,645	1,771
8.750% due 12/15/2020	55	65
8.900% due 11/15/2020	352	401
9.000% due 10/01/2013 - 07/01/2030	368	419
9.000% due 05/01/2022 (a)	3	1
9.250% due 07/01/2017	2	2
9.500% due 09/01/2016 - 12/01/2022	380	430
10.000% due 06/01/2017 - 03/01/2021	19	21
10.500% due 10/01/2017 - 01/01/2021	6	7
11.000% due 09/01/2015 - 05/01/2020	1	1
13.250% due 10/01/2013	19	20
14.000% due 04/01/2016	1	1
884.500% due 01/15/2021 (a)	0	2
1,007.500% due 02/15/2022 (a)	0	3

Ginnie Mae
0.542% due 05/20/2037	63,926	63,816
0.642% due 06/16/2031 - 03/16/2032	361	363
0.692% due 11/16/2029 - 10/16/2030	372	374
0.742% due 02/16/2030 - 04/16/2032	2,133	2,147
0.792% due 12/16/2025	64	65
0.842% due 02/16/2030	1,456	1,470
0.892% due 02/16/2030	623	630
1.060% due 02/20/2060	48,992	49,175
1.192% due 03/20/2031	102	104
1.470% due 11/16/2043 (a)	177,896	15,058
1.625% due 07/20/2017 - 10/20/2033	36,058	37,296
1.750% due 02/20/2032	776	804
2.000% due 07/20/2022 - 08/20/2030	7,164	7,415
2.250% due 01/20/2028 - 03/20/2030	5,019	5,187
2.375% due 02/20/2017 - 05/20/2032	38,659	40,076
2.500% due 06/20/2021 - 04/20/2041	22,727	23,600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 01/20/2025	$12	$13
3.000% due 12/20/2018 - 06/20/2025	223	233
3.500% due 12/20/2017 - 12/20/2020	125	131
4.000% due 12/20/2015 - 08/20/2018	50	53
4.500% due 11/16/2028 - 08/15/2033	3,364	3,698
4.750% due 07/20/2035	2,025	2,219
5.000% due 02/20/2031 - 10/15/2037	649	695
5.196% due 10/16/2037	1,500	1,666
5.244% due 04/16/2038	1,560	1,727
5.500% due 05/20/2017 - 03/16/2034	401	425
6.000% due 03/15/2013 - 02/15/2040	23,556	26,530
6.250% due 03/16/2029	369	402
6.358% due 08/16/2033 (a)	2,346	464
6.500% due 04/15/2026 - 09/20/2038	30,680	34,869
6.750% due 06/20/2028 - 10/16/2040	16,946	19,125
7.000% due 09/15/2012 - 10/15/2034	4,173	4,772
7.500% due 05/20/2017 - 02/15/2035	5,589	6,336
7.750% due 08/20/2025 - 12/15/2040	1,524	1,628
8.000% due 01/15/2017 - 10/20/2031	856	992
8.250% due 04/15/2020	43	50
8.300% due 06/15/2019	12	14
8.500% due 07/15/2016 - 04/15/2031	614	700
9.000% due 04/20/2016 - 01/15/2031	612	688
9.500% due 09/15/2016 - 12/15/2026	282	312
10.000% due 02/15/2013 - 02/15/2025	191	212
10.250% due 02/20/2019	7	7
10.500% due 12/15/2015 - 09/15/2021	71	72
11.000% due 06/15/2013 - 09/15/2017	3	3
11.500% due 04/15/2013 - 05/15/2013	1	1
12.000% due 11/15/2012 - 05/15/2016	19	19
13.500% due 09/15/2014	2	2

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	98	99
1.000% due 03/25/2025 - 07/25/2025	97	98
1.100% due 01/25/2019 - 11/25/2024	102	103
3.870% due 01/01/2014	255	259
4.120% due 03/10/2014	331	344
4.190% due 03/01/2030	22,158	24,176
4.330% due 07/01/2014	47	48
4.340% due 03/01/2024	147	159
4.350% due 07/01/2023	459	497
4.430% due 05/01/2029	4,730	5,231
4.504% due 02/10/2014	21	22
4.524% due 02/10/2013	2,294	2,355
4.580% due 03/01/2018	403	430
4.625% due 02/01/2025	959	1,045
4.684% due 09/10/2014	12,892	13,541
4.750% due 07/01/2025	683	751
4.754% due 08/10/2014	915	968

20	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.770% due 04/01/2024	$702	$767
4.840% due 02/01/2023 - 05/01/2025	14,950	16,434
4.870% due 12/01/2024	1,332	1,476
4.890% due 12/01/2023	819	897
4.930% due 01/01/2024	1,675	1,857
4.950% due 03/01/2025	1,420	1,566
4.980% due 11/01/2023	6,239	6,838
5.090% due 10/01/2025	565	628
5.110% due 05/01/2017 - 08/01/2025	1,486	1,637
5.120% due 11/01/2017	126	135
5.130% due 09/01/2023	3,597	3,956
5.136% due 08/10/2013	206	214
5.160% due 02/01/2028	2,492	2,803
5.170% due 01/01/2028	1,818	2,051
5.190% due 01/01/2017 - 07/01/2024	313	342
5.200% due 11/01/2015	187	196
5.230% due 11/01/2016	209	221
5.240% due 08/01/2023	415	462
5.290% due 12/01/2027	57,409	64,317
5.310% due 05/01/2027	302	338
5.320% due 04/01/2027	375	420
5.340% due 11/01/2021	3,775	4,127
5.370% due 09/01/2016	187	198
5.490% due 05/01/2028	20,593	23,286
5.520% due 06/01/2024	4,526	5,087
5.600% due 09/01/2028	6,144	7,002
5.680% due 05/01/2016 - 06/01/2028	19,608	22,458
5.725% due 09/10/2018	23,381	25,879
5.780% due 08/01/2027	61	69
5.820% due 07/01/2027	2,432	2,779
5.870% due 07/01/2028	607	700
5.902% due 02/10/2018	4,642	5,147
6.020% due 08/01/2028	647	745
6.070% due 07/01/2026	938	1,065
6.340% due 03/01/2021	4,655	5,166
6.440% due 02/01/2021	993	1,103
6.700% due 12/01/2016	1,311	1,414
6.900% due 12/01/2020	1,389	1,547
6.950% due 11/01/2016	313	337
7.060% due 11/01/2019	647	717
7.150% due 03/01/2017	435	477
7.190% due 12/01/2019	238	264
7.200% due 10/01/2019	383	425
7.220% due 11/01/2020	386	430
7.500% due 04/01/2017	328	359
7.630% due 06/01/2020	2,100	2,355
7.700% due 07/01/2016	139	150

Tennessee Valley Authority
4.375% due 06/15/2041	850	867

Vendee Mortgage Trust
0.429% due 06/15/2023 (a)	14,228	128
6.500% due 09/15/2024	10,626	12,334
6.810% due 01/15/2030	1,542	1,823

Total U.S. Government Agencies (Cost $128,648,338)		129,606,029

U.S. TREASURY OBLIGATIONS 18.5%

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2016	72,088	76,204
0.125% due 01/15/2022	1,317,681	1,349,181
0.625% due 07/15/2021 (j)(l)(m)	5,599,094	6,058,394
0.750% due 02/15/2042	902,106	859,185
1.125% due 01/15/2021	366,234	412,300
1.250% due 07/15/2020	564,154	644,370
1.375% due 01/15/2020	497,781	571,787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028 (l)(m)	$1,966,228	$2,347,800
2.000% due 01/15/2026 (l)(m)	1,674,944	2,053,638
2.125% due 01/15/2019	16,047	19,209
2.125% due 02/15/2040 (m)	55,791	73,313
2.125% due 02/15/2041	25,876	34,110
2.375% due 01/15/2017	57,098	66,929
2.375% due 01/15/2025	1,535,219	1,953,446
2.375% due 01/15/2027 (i)(k)(l)(m)	2,147,794	2,756,896
2.500% due 01/15/2029 (l)(m)	2,658,909	3,511,421
3.625% due 04/15/2028 (m)	411,877	608,002
3.875% due 04/15/2029 (m)	701,671	1,081,560
U.S. Treasury Notes
0.250% due 01/31/2014 (j)	30,150	30,109
0.250% due 03/31/2014 (c)	3,093,900	3,088,826
0.250% due 02/15/2015	15,500	15,391
0.875% due 12/31/2016 (j)	701,996	698,322
0.875% due 01/31/2017	3,345,380	3,324,993
0.875% due 02/28/2017 (k)	3,342,000	3,318,242
1.250% due 03/15/2014 (j)	24,380	24,809
1.375% due 11/30/2018 (j)(m)	2,399,400	2,376,157
1.375% due 12/31/2018	2,100,000	2,077,360
1.375% due 02/28/2019 (k)	2,524,600	2,488,112
1.500% due 08/31/2018	627,892	629,364
2.625% due 08/15/2020 (j)(l)	1,124,900	1,185,628
2.625% due 11/15/2020 (l)	681,700	716,637
2.750% due 02/15/2019	359,100	386,734
3.000% due 02/28/2017	19,100	20,901
3.125% due 05/15/2019	343,500	378,118
3.375% due 11/15/2019	610,500	681,375
3.500% due 05/15/2020	531,940	598,183
3.625% due 08/15/2019	289,000	327,879

Total U.S. Treasury Obligations (Cost $46,780,205)		46,844,885

MORTGAGE-BACKED SECURITIES 6.6%

7 WTC Depositor LLC Trust
4.082% due 03/13/2031 (c)	4,600	4,696

Adjustable Rate Mortgage Trust
2.642% due 03/25/2035	9,516	8,811
2.747% due 11/25/2035	11,959	8,772
2.876% due 09/25/2035	628	509
3.396% due 08/25/2035	6,873	5,794
3.766% due 07/25/2035	6,025	4,688
5.150% due 01/25/2036	3,519	2,860
5.174% due 11/25/2035	1,235	886
5.313% due 10/25/2035	25,321	22,115

American Home Mortgage Assets LLC
0.432% due 05/25/2046	37,501	20,930
0.432% due 09/25/2046	16,431	9,381
0.452% due 10/25/2046	23,873	12,169
0.859% due 02/25/2047	17,307	8,225
1.079% due 11/25/2046	83,293	39,022
1.119% due 09/25/2046	6,691	3,626

American Home Mortgage Investment Trust
0.612% due 10/25/2034	42	41
2.240% due 09/25/2045	10,419	8,235
2.241% due 02/25/2045	58,405	47,745
2.365% due 09/25/2035	553	538
2.597% due 10/25/2034	27,404	25,390
2.782% due 02/25/2045	21,733	18,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arkle Master Issuer PLC
1.645% due 05/17/2060		$700,671	$701,981
2.215% due 05/17/2060		66,700	66,860

Arran Residential Mortgages Funding PLC
2.241% due 11/19/2047	EUR	42,646	56,764
2.251% due 05/16/2047		54,326	72,473
2.451% due 05/16/2047		354,184	471,832

Banc of America Alternative Loan Trust
5.000% due 08/25/2019		$1,299	1,339

Banc of America Funding Corp.
0.532% due 05/20/2035		1,880	1,070
0.542% due 02/20/2035		2,263	1,804
2.653% due 02/20/2036		6,152	5,625
2.660% due 03/20/2035		2,671	2,465
2.667% due 05/25/2035		214,642	215,376
2.700% due 11/20/2034		1,882	1,456
4.704% due 09/20/2034		1,749	1,784
5.244% due 11/20/2035		4,315	3,263
5.465% due 05/20/2036		12,326	10,043
5.500% due 09/25/2034		25,114	24,630
5.500% due 09/25/2035		5,645	5,711
5.538% due 05/20/2036		15,877	14,792
5.589% due 03/20/2036		780	624
5.623% due 03/20/2036		2,585	2,148
5.654% due 04/20/2036		15,875	12,584
5.741% due 01/20/2047		311	192
5.753% due 10/25/2036 ^		1,846	1,236
5.837% due 01/25/2037		1,511	942
5.888% due 04/25/2037		4,768	4,072
5.933% due 10/20/2046		5,543	3,237
6.000% due 09/25/2036		36,624	32,848

Banc of America Large Loan, Inc.
0.752% due 08/15/2029		2,711	2,571
1.992% due 11/15/2015		197,718	185,013
5.616% due 06/24/2050		35,400	39,517
5.639% due 02/17/2051		90,358	100,244
5.898% due 02/15/2051		40,000	45,757

Banc of America Mortgage Securities, Inc.
0.942% due 11/25/2035		3,734	3,165
2.748% due 07/25/2034		463	416
2.755% due 11/25/2035		2,369	1,873
2.795% due 09/25/2033		2,266	2,156
2.805% due 08/25/2035		18,077	13,702
2.838% due 06/25/2035		6,000	4,722
2.856% due 12/25/2033		3,137	3,177
2.870% due 07/25/2035		4,064	3,276
2.871% due 05/25/2035		24,952	19,541
2.873% due 07/25/2033		242	232
2.879% due 05/25/2033		2,604	2,369
2.881% due 05/25/2034		1,877	1,724
2.931% due 01/25/2035		4,031	3,565
2.972% due 03/25/2035		20,724	17,693
2.987% due 04/25/2034		360	358
2.989% due 02/25/2035		5,080	4,597
2.999% due 02/25/2036		3,518	2,615
3.447% due 07/20/2032		991	962
5.002% due 11/25/2034		2,960	2,764
5.170% due 02/25/2035		5,355	4,813
5.203% due 07/25/2035		2,967	2,666
5.305% due 04/25/2035		4,063	3,728
5.320% due 07/25/2035		3,525	3,445
5.500% due 12/25/2020		1,623	1,640
6.000% due 07/25/2046		4,854	4,134
6.500% due 10/25/2031		87	91
6.500% due 09/25/2033		4,994	5,278

Banc of America Re-REMIC Trust
1.765% due 02/17/2040		1,159	1,157

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.411% due 07/10/2046 (a)	$62,834	$382
4.811% due 12/10/2042	10	11
4.933% due 07/10/2045	250	274
5.115% due 10/10/2045	200	223
5.381% due 01/15/2049	98	98
5.414% due 09/10/2047	15,400	17,160
5.451% due 01/15/2049	5,410	6,119
5.492% due 02/10/2051	25,110	28,465
5.544% due 06/10/2039	409	441
5.633% due 06/10/2049	16,964	18,621
5.634% due 04/10/2049	4,831	4,953
5.664% due 04/10/2049	5,539	6,117
5.724% due 02/10/2051	3,680	4,191
5.731% due 05/10/2045	29,000	33,111
6.200% due 02/10/2051	24,070	28,218
9.073% due 10/11/2037	90	100

Bayview Commercial Asset Trust
0.672% due 08/25/2034	748	599

BCAP LLC Trust
0.381% due 11/26/2036	9,750	6,264
0.401% due 11/26/2036	30,000	16,800
0.412% due 01/25/2037 ^	74,187	38,441
0.981% due 01/26/2047	30,441	21,613
2.611% due 10/26/2036	9,578	8,139
2.861% due 05/26/2036	19,118	13,867
4.531% due 02/26/2036	15,437	13,700
5.000% due 01/26/2021	18,365	18,194
5.250% due 06/26/2036	104,693	90,036
5.250% due 09/26/2036	32,687	29,396
5.250% due 04/26/2037	114,023	102,614
5.250% due 06/26/2037	13,168	12,602
5.250% due 08/26/2037	22,100	21,658
5.365% due 07/26/2037	34,093	29,341
5.500% due 11/25/2034	22,155	20,978
5.564% due 03/26/2037	38,619	29,080
5.775% due 03/26/2037	9,372	9,292

BCRR Trust
4.230% due 12/22/2032	2,488	2,478
4.230% due 04/22/2034	496	495
4.230% due 05/22/2034	30,014	29,959
4.230% due 06/22/2035	47	47
4.230% due 02/22/2041	1,353	1,357
5.858% due 07/17/2040	10,000	11,434

Bear Stearns Adjustable Rate Mortgage Trust
2.220% due 08/25/2035	2,863	2,778
2.250% due 08/25/2035	3,873	3,581
2.400% due 10/25/2035	42,777	37,099
2.520% due 02/25/2036	14,625	13,191
2.546% due 05/25/2033	1,724	1,736
2.570% due 03/25/2035	44,167	42,972
2.572% due 04/25/2034	6,893	6,229
2.584% due 08/25/2033	53	52
2.614% due 08/25/2033	865	866
2.625% due 04/25/2033	222	213
2.656% due 10/25/2033	42	42
2.679% due 04/25/2033	1,807	1,809
2.689% due 10/25/2035	211,143	189,891
2.702% due 11/25/2034	1,919	1,787
2.715% due 01/25/2035	63	51
2.731% due 08/25/2035	9,300	5,961
2.808% due 11/25/2034	6,301	5,370
2.809% due 09/25/2034	3,961	3,332
2.814% due 01/25/2035	1,932	1,716
2.836% due 07/25/2034	564	468
2.851% due 01/25/2034	3,104	3,136
2.875% due 01/25/2034	47	38
2.882% due 03/25/2035	6,952	5,829
2.884% due 05/25/2034	21	18
2.888% due 02/25/2033	128	112
2.917% due 01/25/2035	376	356

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.920% due 01/25/2034	$5,651	$5,584
2.926% due 02/25/2034	2,993	2,777
2.954% due 11/25/2030	3,664	3,741
2.992% due 03/25/2035	7,487	6,399
3.027% due 05/25/2034	34	34
3.046% due 05/25/2034	78	75
3.049% due 04/25/2034	62	55
3.078% due 03/25/2035	2,064	2,043
3.207% due 11/25/2034	4,930	4,911
3.214% due 12/25/2035	6,346	6,081
3.964% due 05/25/2047	39,001	26,415
4.745% due 07/25/2034	1,944	1,852
5.102% due 08/25/2035	25,563	20,921
5.142% due 08/25/2035	87,538	86,093
5.294% due 04/25/2033	3,802	3,804
5.363% due 02/25/2036	4,274	3,778
5.492% due 02/25/2036	5,783	3,568
5.579% due 04/25/2033	7,476	7,376
5.703% due 02/25/2033	2,807	2,800

Bear Stearns Alt-A Trust
0.402% due 02/25/2034	5,418	4,423
0.442% due 02/25/2034	75	33
0.462% due 04/25/2035	2,967	2,307
0.482% due 02/25/2036	3,996	2,345
2.497% due 12/25/2033	2,646	2,555
2.529% due 10/25/2033	140	115
2.555% due 01/25/2036	25,006	12,842
2.646% due 04/25/2035	26	19
2.658% due 09/25/2034	283	213
2.673% due 02/25/2034	208	187
2.762% due 02/25/2036 ^	2,304	1,043
2.783% due 11/25/2036	417	231
2.809% due 05/25/2035	145,080	115,350
2.826% due 09/25/2035	60,247	40,143
2.873% due 11/25/2036	96	52
2.881% due 02/25/2034	5,894	5,583
2.915% due 01/25/2035	5,209	4,093
2.940% due 03/25/2036	2,860	1,593
3.871% due 08/25/2036 ^	7,879	1,565
4.992% due 11/25/2036	724	438
5.655% due 08/25/2036 ^	140	83

Bear Stearns Commercial Mortgage Securities
0.572% due 03/15/2022	186	181
0.622% due 03/15/2022	10,000	9,615
0.742% due 03/15/2022	17,750	16,715
4.830% due 08/15/2038	63	64
4.868% due 09/11/2042	17,825	18,585
4.871% due 09/11/2042	100	110
4.980% due 02/11/2041	235	243
5.116% due 02/11/2041	900	985
5.127% due 10/12/2042	4,319	4,318
5.201% due 12/11/2038	6,250	7,072
5.330% due 01/12/2045	74	74
5.331% due 02/11/2044	51,225	55,366
5.405% due 12/11/2040	165	185
5.452% due 03/11/2039	13,950	15,694
5.468% due 06/11/2041	100	107
5.471% due 01/12/2045	30,150	34,305
5.666% due 06/11/2040	6,056	6,297
5.694% due 09/11/2038	438	466
5.694% due 06/11/2050	48,340	55,341
5.700% due 06/11/2050	64,125	73,583
5.703% due 06/11/2050	1,300	1,367
5.718% due 06/11/2040	65,984	75,544
5.719% due 09/11/2038	300	342
7.000% due 05/20/2030	11,438	12,411

Bear Stearns Mortgage Securities, Inc.
3.505% due 06/25/2030	42	41

Bear Stearns Structured Products, Inc.
2.749% due 01/26/2036	6,015	3,547
2.845% due 12/26/2046	5,134	2,926

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bella Vista Mortgage Trust
0.492% due 05/20/2045	$58	$33

CC Mortgage Funding Corp.
0.422% due 05/25/2036	3,238	2,053

Chase Mortgage Finance Corp.
2.757% due 02/25/2037	1,880	1,724
2.802% due 12/25/2035	18,292	15,271
2.818% due 02/25/2037	1,255	1,158
2.844% due 03/25/2037	18,433	14,522
3.975% due 02/25/2037	13,587	12,731
4.625% due 02/25/2034	5,129	5,171
5.097% due 12/25/2035	9,111	8,074
5.500% due 12/25/2022	17,854	17,971
5.667% due 09/25/2036	242	190
5.679% due 03/25/2037	623	528
6.000% due 11/25/2036	1,230	1,042
6.000% due 02/25/2037	2,935	2,309
6.000% due 03/25/2037	19,982	16,110

Chaseflex Trust
0.742% due 06/25/2035	5,403	3,858
5.500% due 06/25/2035	18	18
6.000% due 02/25/2037 ^	3,911	2,984

Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	3,079	3,233
5.500% due 08/25/2022	1,268	1,273
5.500% due 12/25/2022	1,186	1,174
5.500% due 02/25/2026	846	827
5.500% due 04/25/2037	3,781	3,695
5.750% due 09/25/2037	5,784	5,450
6.000% due 06/25/2036	8,401	8,287

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	399
5.622% due 12/10/2049	89	89
5.696% due 12/10/2049	500	559
5.726% due 03/15/2049	425	484
5.858% due 07/17/2040	7,592	7,737
6.074% due 12/10/2049	39,552	46,028

Citigroup Mortgage Loan Trust, Inc.
0.312% due 01/25/2037	1,160	623
1.042% due 08/25/2035	4,653	2,874
2.100% due 09/25/2035	8,778	8,524
2.230% due 09/25/2035	21,649	20,454
2.450% due 09/25/2035	68,099	59,990
2.530% due 10/25/2035	42,505	35,378
2.580% due 10/25/2035	54,072	48,502
2.605% due 07/25/2046 ^	10,707	6,559
2.660% due 05/25/2035	162	151
2.666% due 12/25/2035 ^	3,726	1,809
2.682% due 08/25/2035	63,609	60,012
2.800% due 09/25/2034	1,470	1,454
3.001% due 02/25/2034	5,427	5,206
4.288% due 05/25/2035	5,150	4,600
5.120% due 09/25/2035	96,625	89,827
5.328% due 08/25/2035	13,572	12,900
5.509% due 09/25/2037 ^	70,020	44,003

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	28,578	28,854
5.225% due 07/15/2044	500	558
5.322% due 12/11/2049	94,870	104,142
5.324% due 01/15/2046	300	333
5.617% due 10/15/2048	3,720	4,218
5.886% due 11/15/2044	4,205	4,854

Citimortgage Alternative Loan Trust
5.750% due 07/25/2022	4,236	4,166
6.000% due 06/25/2037	2,706	1,988

Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	269	303

22	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	$10	$12

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	159	165

Commercial Mortgage Loan Trust
6.003% due 12/10/2049	58,150	65,991

Commercial Mortgage Pass-Through Certificates
0.463% due 02/05/2019	5,725	5,419
0.465% due 12/10/2046 (a)	81,813	676
0.742% due 07/16/2034	64	64
5.116% due 06/10/2044	250	277
5.306% due 12/10/2046	139,953	157,346
5.543% due 12/11/2049	19,400	21,508
5.750% due 06/10/2046	390	442
5.813% due 12/10/2049	5,550	6,404

Community Program Loan Trust
4.500% due 10/01/2018	634	634
4.500% due 04/01/2029	26,000	26,393

Countrywide Alternative Loan Trust
0.412% due 01/25/2037	3,317	1,883
0.412% due 05/25/2047	6,419	4,085
0.422% due 02/20/2047	1,444	716
0.422% due 05/25/2047	6,273	3,743
0.432% due 09/25/2046	34,714	19,550
0.437% due 12/20/2046	101,892	55,001
0.442% due 05/25/2036	2,831	1,597
0.442% due 06/25/2037	18	12
0.452% due 05/25/2035	309	186
0.452% due 05/20/2046	1,782	918
0.452% due 07/20/2046	43,772	17,988
0.452% due 07/25/2046	6,614	4,160
0.492% due 09/25/2046	1,000	95
0.492% due 10/25/2046	462	129
0.502% due 07/25/2046	800	71
0.512% due 05/25/2036	504	91
0.522% due 02/25/2037	5,041	2,759
0.532% due 06/25/2034	5,912	4,905
0.572% due 09/25/2035	2,853	1,634
0.592% due 09/25/2035	3,387	2,072
0.592% due 05/25/2037 ^	384	203
0.692% due 08/25/2033	163	158
0.692% due 09/25/2034	355	340
0.792% due 10/25/2036 ^	8,943	4,802
0.942% due 10/25/2035	4,725	3,523
1.159% due 12/25/2035	1,288	760
1.159% due 02/25/2036	1,107	759
1.282% due 08/25/2035	447	232
1.342% due 02/25/2036 ^	13,509	8,553
1.659% due 11/25/2035	2,487	1,530
2.199% due 11/25/2035	32	20
2.926% due 02/25/2037	33,035	21,614
5.000% due 08/25/2019	423	428
5.000% due 01/25/2035	43	43
5.046% due 10/25/2035	3,387	2,508
5.250% due 10/25/2033	16,755	16,993
5.250% due 06/25/2035	1,808	1,517
5.500% due 06/25/2035	17,000	13,990
5.529% due 08/25/2036	978	965
5.559% due 11/25/2035 ^	2,895	1,741
5.750% due 03/25/2037	2,810	1,947
6.000% due 10/25/2032	881	926
6.000% due 10/25/2033	974	960
6.000% due 12/25/2033	19	19
6.000% due 02/25/2034	17	17
6.000% due 04/25/2036	3,450	2,495
6.000% due 01/25/2037 ^	13,892	9,292
6.000% due 02/25/2037	1,705	1,048
6.250% due 12/25/2033	314	327
6.250% due 11/25/2036 ^	1,858	1,463
6.250% due 08/25/2037 ^	6,855	4,253
6.500% due 05/25/2036	7,313	4,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
0.472% due 05/25/2035	$15,447	$10,501
0.532% due 04/25/2035	20,919	13,584
0.542% due 05/25/2035	859	589
0.562% due 03/25/2035	544	322
0.572% due 02/25/2035	2,197	1,550
0.582% due 02/25/2035	460	329
0.582% due 06/25/2035	7,965	6,814
0.582% due 03/25/2036	706	224
0.592% due 02/25/2036	409	115
0.622% due 09/25/2034	35	23
0.642% due 08/25/2018	1,048	1,007
0.782% due 02/25/2035	655	547
1.450% due 10/25/2033	8,424	8,086
1.942% due 06/19/2031	182	177
2.125% due 07/19/2031	28	28
2.249% due 07/25/2034	4,728	4,448
2.574% due 06/20/2034	1,478	1,236
2.595% due 02/20/2036	34,546	25,448
2.610% due 02/20/2036	45	29
2.706% due 10/19/2032	65	43
2.737% due 04/20/2035	17	16
2.746% due 11/25/2034	12,772	10,615
2.776% due 02/20/2035	21,375	17,710
2.778% due 11/20/2034	8,960	7,661
2.798% due 08/25/2034	376	291
2.837% due 03/25/2037 ^	2,136	1,017
5.576% due 09/25/2047	6,815	4,509
5.750% due 02/25/2037	6,550	5,566
6.000% due 08/25/2037	23,880	24,197
6.000% due 09/25/2037	1,663	1,501
6.250% due 09/25/2036	17,457	15,026
6.500% due 01/25/2034	724	730
6.500% due 11/25/2034	3,183	3,255
7.500% due 11/25/2034	1,651	1,701
7.500% due 06/25/2035	3,890	3,885

Credit Suisse First Boston Mortgage Securities Corp.
0.929% due 03/25/2032	658	504
0.982% due 06/25/2034	1,040	908
1.848% due 05/25/2032	63	59
2.434% due 07/25/2033	7,054	6,622
2.568% due 06/25/2032	53	34
2.575% due 08/25/2033	1,004	997
2.706% due 09/25/2034	6,521	6,445
2.712% due 04/25/2034	23,451	22,694
3.120% due 05/25/2032	149	152
4.512% due 07/15/2037	49	49
4.832% due 04/15/2037	10,553	11,270
4.871% due 06/25/2032	23	21
5.100% due 08/15/2038	200	221
5.104% due 08/15/2038	250	274
5.500% due 09/25/2035	14,674	13,634
5.500% due 10/25/2035	4,587	4,116
6.000% due 11/25/2035	58	46
6.500% due 04/25/2033	1,242	1,317
7.500% due 05/25/2032	139	145
7.500% due 12/25/2032	3	3

Credit Suisse Mortgage Capital Certificates
0.412% due 10/15/2021	3,304	3,080
0.472% due 10/15/2021	9,939	9,364
5.383% due 02/15/2040	4,200	4,377
5.467% due 09/15/2039	43,630	48,301
5.467% due 09/18/2039	26,000	28,542
5.467% due 12/18/2043	47,400	52,860
5.509% due 04/15/2047	40,150	44,749
5.579% due 04/25/2037	1,819	987
5.633% due 06/10/2049	34,815	39,099
5.663% due 03/15/2039	14,987	16,499
5.695% due 09/15/2040	47,601	52,475
5.713% due 06/15/2039	9,246	9,576
5.786% due 12/18/2049	126,047	140,063
5.863% due 02/25/2037	4,768	2,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CW Capital Cobalt Ltd.
5.334% due 04/15/2047		$13,400	$13,511
5.484% due 04/15/2047		4,100	4,507

DBUBS Mortgage Trust
3.386% due 07/10/2044		69,500	73,613

DECO Series
1.245% due 01/27/2020	GBP	12,198	17,128
1.285% due 10/27/2014		13,500	21,131
1.419% due 01/27/2018	EUR	34,134	40,713

Deutsche ALT-A Securities, Inc.
0.342% due 10/25/2036		$10	4
0.392% due 02/25/2047		14,039	7,031
4.975% due 10/25/2035		9,872	7,280
4.995% due 10/25/2035		6,432	5,782
5.000% due 10/25/2018		276	283
5.500% due 12/25/2035 ^		3,803	2,754
5.869% due 10/25/2036 ^		3,017	1,723
5.886% due 10/25/2036 ^		3,017	1,725
6.005% due 10/25/2036 ^		2,255	1,300
6.300% due 07/25/2036 ^		3,313	1,689

Deutsche Mortgage Securities, Inc.
1.521% due 06/28/2047		8,051	7,994
5.248% due 06/26/2035		25,000	24,373

DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (p)		156	124

Downey Savings & Loan Association Mortgage Loan Trust
0.422% due 04/19/2047		4,344	1,068
2.455% due 07/19/2044		68	54

Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		9	11

EMF-NL
2.031% due 04/17/2041	EUR	10,200	10,761
2.231% due 10/17/2041		32,619	38,392

European Loan Conduit
1.207% due 05/15/2019		30,651	35,066

Eurosail PLC
1.981% due 10/17/2040		4,857	5,882

First Horizon Alternative Mortgage Securities
0.742% due 06/25/2035		$12,457	9,025
2.378% due 06/25/2034		11,901	10,509
2.416% due 08/25/2034		1,912	1,646
2.470% due 08/25/2035		5,934	4,496
2.583% due 09/25/2035		9,286	6,268
2.603% due 04/25/2035		4,968	4,121
2.614% due 03/25/2035		111	76
5.500% due 05/25/2035		8,675	7,428
5.500% due 06/25/2035		11,609	9,881
6.250% due 08/25/2037 ^		1,884	1,206

First Horizon Asset Securities, Inc.
0.512% due 02/25/2035		56	49
2.538% due 02/25/2034		92	89
2.541% due 12/25/2033		20	18
2.585% due 01/25/2037		178	134
2.594% due 04/25/2035		8,773	7,886
2.617% due 02/25/2035		5,100	4,734
2.623% due 10/25/2035		7,752	5,877
2.652% due 05/25/2035		1,573	1,298
2.701% due 06/25/2035		6,899	5,687
2.731% due 08/25/2035		5,652	4,643
5.103% due 06/25/2035		4,914	4,321
5.197% due 10/25/2035		3,429	3,131
5.246% due 06/25/2035		20,431	19,307
5.250% due 05/25/2021		1,434	1,362
5.250% due 03/25/2035		9,367	9,199
5.342% due 11/25/2034		8,244	8,272
5.412% due 11/25/2035		7,957	6,939
5.448% due 09/25/2035		13,149	12,435
5.500% due 01/25/2035		1,600	1,569
5.590% due 10/25/2036		3,844	3,126

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Nationwide Trust
6.750% due 08/21/2031		$410	$425

First Republic Mortgage Loan Trust
0.542% due 08/15/2032		442	441
0.592% due 11/15/2031		370	349
0.642% due 11/15/2032		71	67
0.722% due 06/25/2030		1,314	1,250
0.742% due 11/15/2030		58	56

Fosse Master Issuer PLC
2.422% due 10/18/2054	EUR	2,000	2,659
2.522% due 10/18/2054		4,100	5,473
2.622% due 10/18/2054		14,900	19,935

Fund America Investors Corp.
2.282% due 06/25/2023		$72	72

GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		3,325	3,568

GMAC Mortgage Corp. Loan Trust
3.059% due 06/25/2034		4,332	3,884
3.272% due 06/25/2034		53	51
4.946% due 05/25/2035		7,546	7,099

GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		186	183
8.950% due 08/20/2017		44	49

Gracechurch Mortgage Financing PLC
0.573% due 11/20/2056		91,122	91,069
1.141% due 11/20/2056	EUR	65,324	86,966

Granite Master Issuer PLC
0.332% due 12/17/2054		$5,246	5,035
0.342% due 12/20/2054		71,558	68,681
0.502% due 12/20/2054		4,485	4,305
0.565% due 12/17/2054	EUR	1,957	2,508
0.638% due 12/20/2054		11,940	15,294
0.658% due 12/20/2054		18,281	23,423
0.678% due 12/20/2054		14,660	18,784
0.816% due 12/20/2054	GBP	65,373	100,171
0.817% due 12/17/2054		25,539	39,003
0.826% due 12/20/2054		28,498	43,661
0.866% due 12/20/2054		21,569	33,027
0.896% due 12/20/2054		2,975	4,556
0.946% due 12/20/2054		17,028	26,074

Granite Mortgages PLC
1.316% due 06/20/2044		14,923	23,039
1.356% due 03/20/2044		589	907
1.396% due 09/20/2044		3,861	5,969
1.470% due 01/20/2044		6,255	9,677

Greenpoint Mortgage Funding Trust
0.322% due 10/25/2046		$348	331
0.322% due 01/25/2047 ^		107	104
0.442% due 10/25/2046		910	251
0.442% due 12/25/2046 ^		828	227
0.462% due 06/25/2045		1,265	857
0.512% due 04/25/2036 ^		523	81
0.512% due 11/25/2045		669	415
0.582% due 10/25/2046		836	66

Greenwich Capital Commercial Funding Corp.
0.383% due 11/05/2021		5,584	5,335
4.799% due 08/10/2042		2,700	2,929
5.224% due 04/10/2037		64,453	70,460
5.381% due 03/10/2039		472	478
5.444% due 03/10/2039		92,856	102,553
5.597% due 12/10/2049		4,000	4,110

GS Mortgage Securities Corp.
1.103% due 03/06/2020		4,482	4,452
1.260% due 03/06/2020		76,080	74,888
1.456% due 03/06/2020		46,490	45,740
2.716% due 02/10/2021		29,991	30,519
2.999% due 08/10/2044		30	31
4.751% due 07/10/2039		19,000	20,666

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.761% due 07/10/2039		$10,225	$10,931
5.396% due 08/10/2038		50	54
5.479% due 11/10/2039		51	51
5.506% due 04/10/2038		61	62
5.553% due 04/10/2038		70	78
5.560% due 11/10/2039		35,665	40,390

GSMPS Mortgage Loan Trust
7.500% due 06/25/2043		4,968	5,064

GSR Mortgage Loan Trust
0.592% due 01/25/2034		136	132
1.870% due 03/25/2033		64	65
2.441% due 06/25/2034		861	766
2.659% due 09/25/2035		118,114	115,164
2.673% due 09/25/2035		51,452	49,605
2.677% due 09/25/2035		12,900	10,366
2.683% due 11/25/2035		45,712	40,464
2.701% due 01/25/2036		412	328
2.716% due 12/25/2034		5,589	5,286
2.749% due 07/25/2035		9,800	7,393
2.856% due 01/25/2035		6,222	5,533
2.866% due 04/25/2035		10,224	8,927
2.889% due 04/25/2035		7,019	6,624
2.894% due 04/25/2036		165	131
2.896% due 05/25/2035		37,081	30,482
5.132% due 11/25/2035		111,304	107,267
5.193% due 11/25/2035		7,754	6,265
5.250% due 07/25/2035		4,972	4,854
5.376% due 05/25/2035		8,703	8,449
5.500% due 03/25/2035		150	126
5.750% due 02/25/2036		3,756	3,543
5.750% due 02/25/2037		11,275	10,402
6.000% due 03/25/2032		24	25
6.000% due 11/25/2035		17,482	16,967
6.000% due 01/25/2037		26,595	24,894
6.000% due 03/25/2037		24,546	22,183
6.000% due 05/25/2037		14,431	13,183
6.500% due 09/25/2036		9,233	8,048

Harborview Mortgage Loan Trust
0.372% due 04/19/2038		23,805	15,640
0.392% due 01/25/2047		5,808	3,244
0.422% due 07/19/2046		43,301	25,346
0.432% due 07/21/2036		5,587	3,542
0.432% due 01/19/2038		10,647	6,922
0.442% due 09/19/2046		8,419	5,277
0.462% due 05/19/2035		2,931	1,870
0.482% due 03/19/2036		16,079	8,917
0.522% due 02/19/2036		13,993	8,158
0.552% due 11/19/2035		22,390	14,651
0.582% due 06/20/2035		7,206	5,965
0.592% due 01/19/2035		3,020	1,939
0.982% due 02/19/2034		7	6
1.242% due 11/25/2047		3,752	2,649
2.415% due 06/19/2034		7,505	6,769
2.799% due 07/19/2035		991	721
2.959% due 07/19/2035		160	132
2.984% due 05/19/2033		110	107
5.242% due 08/19/2036 ^		5,292	3,748

Holmes Master Issuer PLC
2.581% due 10/15/2054	EUR	188,035	251,413
2.631% due 10/15/2054		200	268

Homebanc Mortgage Trust
0.422% due 12/25/2036		$2,870	1,895
0.512% due 10/25/2035		12,300	8,682
1.102% due 08/25/2029		564	414
5.563% due 04/25/2037		4,100	2,096
5.625% due 04/25/2037		7,947	6,930

Homestar Mortgage Acceptance Corp.
0.692% due 07/25/2034		5,593	5,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
0.882% due 10/25/2033	$339	$287
0.982% due 11/25/2034	3,420	2,912
1.002% due 10/25/2033	55	48
1.242% due 07/25/2033	1,253	1,154
4.843% due 09/25/2034	470	453

Indymac ARM Trust
1.717% due 01/25/2032	84	67
1.785% due 01/25/2032	532	423
2.197% due 08/25/2031	447	439

Indymac Index Mortgage Loan Trust
0.432% due 09/25/2046	25,441	15,289
0.442% due 11/25/2046	963	264
0.442% due 06/25/2047	13,225	7,009
0.482% due 04/25/2035	2,221	1,583
0.482% due 07/25/2035	4,293	2,951
0.542% due 06/25/2037 ^	1,937	664
1.022% due 05/25/2034	20	14
2.430% due 01/25/2036	10,811	6,718
2.574% due 12/25/2034	2,556	1,968
2.630% due 01/25/2035	250	190
2.697% due 10/25/2034	6,883	6,278
2.969% due 04/25/2037	14,019	6,273
4.798% due 06/25/2035	2,470	1,917
4.848% due 09/25/2035	4,395	2,419
4.848% due 09/25/2035 ^	408	14
5.000% due 08/25/2035	1,506	1,112
5.000% due 08/25/2035 ^	1,360	925
5.000% due 06/25/2036	2,337	1,884
5.047% due 01/25/2036	1,576	1,125
5.063% due 10/25/2035	1,354	1,042
5.145% due 04/25/2037 ^	31,567	16,666

Indymac Mortgage Loan Trust
0.422% due 07/25/2047	15,250	8,099
0.542% due 11/25/2035 ^	1,196	555
2.510% due 01/25/2036	21,453	16,563
5.519% due 08/25/2036	4,019	3,938

Jamaica Housing Development
3.104% due 10/01/2018	4,517	4,398

JPMorgan Alternative Loan Trust
0.412% due 08/25/2036	30,000	20,322
5.550% due 10/25/2036	290	280

JPMorgan Chase Commercial Mortgage Securities Corp.
0.024% due 01/12/2043 (a)	9,271	1
0.617% due 07/15/2019	25,006	24,261
2.749% due 11/15/2043	736	762
3.341% due 07/15/2046	25,100	26,415
3.673% due 02/15/2046	32,700	34,792
3.853% due 06/15/2043	26,783	28,352
4.070% due 11/15/2043	1,600	1,708
4.393% due 07/12/2037	9	10
4.608% due 06/15/2043	2,000	2,207
4.678% due 07/15/2042	9,680	9,842
4.824% due 09/12/2037	1,466	1,465
4.918% due 10/15/2042	200	219
4.936% due 08/15/2042	200	220
5.038% due 03/15/2046	485	529
5.050% due 12/12/2034	8,358	8,487
5.247% due 01/12/2043	426	428
5.282% due 01/12/2043	24,984	27,361
5.298% due 05/15/2047	7,561	7,776
5.336% due 05/15/2047	234,458	257,740
5.399% due 05/15/2045	2,235	2,530
5.420% due 01/15/2049	72,684	80,902
5.429% due 12/12/2043	500	555
5.440% due 06/12/2047	59,930	66,935
5.717% due 02/12/2049	4,146	4,474
5.734% due 02/12/2049	79,566	89,907
5.794% due 02/12/2051	15,695	18,059

24	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.816% due 06/15/2049		$5,000	$5,500
5.871% due 04/15/2045		43,365	49,543
5.882% due 02/15/2051		33,040	37,191

JPMorgan Mortgage Trust
2.083% due 11/25/2033		49	49
2.653% due 02/25/2036		326	307
2.730% due 10/25/2035		38,530	33,752
2.731% due 08/25/2035		8,199	6,217
2.756% due 10/25/2036		11,225	8,516
2.766% due 08/25/2035		5,047	4,542
2.782% due 02/25/2036		55,272	40,990
2.807% due 07/25/2035		11,096	10,573
2.853% due 07/25/2035		4,337	4,086
2.871% due 07/25/2035		26,423	25,182
3.845% due 07/25/2035		5,708	5,369
4.200% due 07/27/2037		28,749	22,453
4.233% due 07/25/2035		7,816	7,064
4.762% due 02/25/2034		2,736	2,756
4.865% due 04/25/2035		925	906
4.989% due 10/25/2035		26,445	23,752
5.000% due 08/25/2020		16,949	17,038
5.015% due 02/25/2035		10,326	10,412
5.053% due 10/25/2035		1,875	1,581
5.119% due 06/25/2035		23,018	23,055
5.136% due 06/25/2035		30,324	30,571
5.188% due 08/25/2035		12,068	11,186
5.315% due 07/25/2035		2,390	2,427
5.325% due 09/25/2035		2,155	1,905
5.333% due 11/25/2035		11,701	11,070
5.469% due 04/25/2036		12,600	10,319
5.490% due 05/25/2036		11,285	9,953
5.500% due 07/25/2036		4,759	4,306
5.506% due 04/25/2037		25	21
5.567% due 04/25/2036		14,666	13,417
5.641% due 10/25/2036		78,958	62,501
5.750% due 01/25/2036		11,414	10,721
6.500% due 07/25/2036		9,769	8,658

JPMorgan Re-REMIC
5.538% due 05/27/2036		9,788	9,573

Lanark Master Issuer PLC
1.171% due 12/22/2054	EUR	14,716	19,512

LB Commercial Conduit Mortgage Trust
5.936% due 07/15/2044		$23,694	27,107

LB Mortgage Trust
8.497% due 01/20/2017		5,564	5,574

LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		390	411
4.739% due 07/15/2030		200	218
4.742% due 02/15/2030		45	49
5.084% due 02/15/2031		141	143
5.124% due 11/15/2032		405	426
5.303% due 02/15/2040		88	88
5.372% due 09/15/2039		20,900	23,743
5.424% due 02/15/2040		75,816	85,443
5.430% due 02/15/2040		88,983	98,789
5.532% due 03/15/2032		1	1
5.661% due 03/15/2039		16,790	18,948
5.858% due 07/15/2040		85	97
5.866% due 06/15/2038		2,516	2,875
5.866% due 09/15/2045		49,605	56,449

Lehman Mortgage Trust
0.562% due 08/25/2036		24,793	19,016
6.452% due 04/25/2036		3,351	3,242

Luminent Mortgage Trust
0.412% due 12/25/2036		19,911	11,795
0.422% due 12/25/2036		7,788	4,295
0.442% due 10/25/2046		6,957	4,527

Mall Funding PLC
1.770% due 04/22/2017	GBP	15,124	21,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.452% due 04/25/2046	$11,925	$6,542
0.482% due 05/25/2037	2,313	1,097
0.542% due 05/25/2047	1,000	226
2.382% due 07/25/2035	4,462	3,463
2.552% due 05/25/2034	359	319
2.625% due 10/25/2032	1,798	1,763
2.718% due 11/21/2034	40,669	40,044
2.874% due 12/25/2033	428	392

MASTR Alternative Loans Trust
0.642% due 11/25/2033	188	185
0.642% due 03/25/2036	10,358	1,953

MASTR Asset Securitization Trust
5.500% due 09/25/2033	1,663	1,734
5.750% due 05/25/2036	22,226	20,184

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,317	1,265

MASTR Seasoned Securities Trust
6.227% due 09/25/2017	5,468	5,696
6.500% due 08/25/2032	16,902	17,831

Mellon Residential Funding Corp.
0.672% due 08/15/2032	396	382
0.682% due 12/15/2030	2,281	2,154
0.722% due 06/15/2030	13,445	12,894
0.942% due 11/15/2031	9,975	9,745
0.982% due 09/15/2030	2,665	2,341
1.122% due 11/15/2031	167	137
2.610% due 10/20/2029	6,472	6,450

Merrill Lynch Alternative Note Asset
0.542% due 03/25/2037	4,438	1,719
4.710% due 06/25/2037 ^	3,090	1,726

Merrill Lynch Floating Trust
0.780% due 07/09/2021	72,385	69,585

Merrill Lynch Mortgage Investors, Inc.
0.452% due 02/25/2036	12,640	9,199
0.492% due 08/25/2036	1,259	1,086
2.269% due 12/25/2032	992	978
2.321% due 02/25/2033	60	57
2.393% due 05/25/2033	7,767	7,515
2.519% due 02/25/2035	22,076	20,093
2.572% due 12/25/2035	3,717	2,962
2.575% due 02/25/2034	27	26
2.600% due 08/25/2034	3,062	2,986
2.644% due 06/25/2035	30,755	27,449
2.865% due 05/25/2033	12	12
5.147% due 12/25/2035	14,140	12,852
5.242% due 09/25/2035	48,942	44,004
5.250% due 08/25/2036	18,925	19,829
6.583% due 12/15/2030	2,805	2,969
6.720% due 11/15/2026	11	12

Merrill Lynch Mortgage Trust
4.949% due 07/12/2038	6,296	6,650
5.204% due 09/12/2042	27,661	30,161
5.736% due 06/12/2050	5,574	5,593
5.840% due 06/12/2050	13,851	14,508

Merrill Lynch Mortgage-Backed Securities Trust
5.242% due 04/25/2037	14,961	10,685

Merrill Lynch/Countrywide Commercial Mortgage Trust
0.616% due 12/12/2049 (a)	97,633	1,568
5.172% due 12/12/2049	10,430	11,556
5.378% due 08/12/2048	25,620	27,618
5.414% due 07/12/2046	300	338
5.477% due 02/12/2039	20,500	20,843
5.485% due 03/12/2051	33,790	36,512

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.700% due 09/12/2049		$95,607	$104,938
5.737% due 06/12/2050		29,150	31,702
5.966% due 08/12/2049		61,632	68,472

MLCC Mortgage Investors, Inc.
0.472% due 04/25/2029		401	358
0.492% due 11/25/2035		3,655	3,021
0.572% due 11/25/2029		752	669
0.742% due 05/25/2029		221	207
0.862% due 10/25/2028		229	204
0.902% due 06/25/2028		2,923	2,850
0.982% due 03/25/2028		174	164
1.022% due 03/25/2028		95	88
1.100% due 11/25/2029		1,076	1,018
1.244% due 10/25/2035		2,001	1,731
1.965% due 01/25/2029		1,053	1,038
1.996% due 10/25/2035		79,889	73,750
2.281% due 02/25/2036		9,938	8,335
2.297% due 04/25/2035		980	950
2.420% due 10/25/2035		19,228	17,269
2.505% due 05/25/2036		14,392	12,404
4.138% due 06/25/2037		3,482	3,044

Morgan Stanley Capital
0.302% due 10/15/2020		3,385	3,383
0.462% due 05/24/2043		1,687	1,544
0.742% due 12/15/2020		11,421	11,138
3.884% due 09/15/2047		2,010	2,154
4.700% due 07/15/2056		100	108
5.168% due 01/14/2042		200	218
5.332% due 12/15/2043		41,870	47,399
5.364% due 03/15/2044		4,000	4,403
5.418% due 03/12/2044		700	781
5.439% due 02/12/2044		16,400	17,186
5.447% due 02/12/2044		530	596
5.514% due 11/12/2049		500	570
5.569% due 12/15/2044		26,700	28,880
5.610% due 04/15/2049		20,137	20,705
5.640% due 06/11/2042		300	347
5.692% due 04/15/2049		58,600	64,229
5.809% due 12/12/2049		106,810	122,913
5.852% due 12/12/2049		385	412
5.882% due 06/11/2049		35,914	40,663

Morgan Stanley Dean Witter Capital
4.740% due 11/13/2036		24,632	25,069
5.500% due 04/25/2017		7	7
5.980% due 01/15/2039		3	3

Morgan Stanley Mortgage Loan Trust
0.552% due 01/25/2035		25	22
2.336% due 06/25/2036		4,232	3,485
2.481% due 07/25/2035		1,493	1,094
4.533% due 07/25/2035		4,373	3,973
5.305% due 06/25/2036		25,427	14,085
5.701% due 02/25/2047		3,755	2,165

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		60,436	54,076
5.787% due 08/12/2045		138,737	157,159
5.787% due 08/15/2045		81,900	92,775

New York Mortgage Trust
2.906% due 05/25/2036		35,983	29,332

Newgate Funding PLC
1.476% due 12/15/2050	EUR	107,200	119,156
1.639% due 12/15/2050	GBP	42,450	65,834

Nomura Asset Acceptance Corp.
0.462% due 05/25/2035		$1,179	1,048
2.696% due 10/25/2035		248	172
5.339% due 02/25/2036 ^		1,169	753
5.820% due 03/25/2047		2,625	2,310
6.138% due 03/25/2047		2,412	2,122
7.000% due 02/19/2030		1,908	1,915
7.500% due 03/25/2034		1,507	1,610

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OBP Depositor LLC Trust
4.646% due 07/15/2045		$62,000	$69,789

Ocwen Residential MBS Corp.
7.000% due 10/25/2040		78	7

Opera Finance PLC
1.435% due 01/15/2015	EUR	14,050	13,304

Opteum Mortgage Acceptance Corp.
0.502% due 07/25/2035		$1,124	1,081
0.622% due 12/25/2035		32,107	19,569

Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		19	22

Paine Webber CMO Trust
8.625% due 09/01/2018		1	2
1,359.500% due 08/01/2019 (a)		0	1

Paragon Mortgages PLC
1.330% due 10/15/2041	GBP	2,503	3,102
1.436% due 05/15/2041		27,446	35,120
1.470% due 04/16/2035		6,206	8,140

Permanent Master Issuer PLC
0.677% due 07/15/2033		$10,000	9,973
1.190% due 10/15/2033	GBP	18,000	28,553
2.531% due 07/15/2042	EUR	29,400	39,290

PHH Alternative Mortgage Trust
0.402% due 02/25/2037		$16,782	10,402

Prime Mortgage Trust
0.642% due 02/25/2019		437	427
0.642% due 02/25/2034		6,152	5,568
5.000% due 02/25/2019		17	17

Provident Funding Mortgage Loan Trust
2.528% due 04/25/2034		7,499	7,355
2.618% due 10/25/2035		5,641	5,570

RBSCF Trust
5.223% due 08/16/2048		48,438	53,120
5.305% due 01/16/2049		11,168	11,167
5.331% due 02/16/2044		21,173	23,645
5.336% due 05/16/2047		29,124	31,830
5.420% due 01/16/2049		28,804	32,051
5.467% due 09/16/2039		1,900	2,102
5.692% due 04/16/2049		26,300	28,922
5.695% due 09/16/2040		7,500	8,436
5.899% due 02/16/2051		42,211	47,473
6.003% due 12/16/2049		37,000	42,199
6.068% due 09/17/2039		2,600	2,960

RBSSP Resecuritization Trust
0.462% due 10/27/2036		5,414	3,000
0.482% due 08/27/2037		8,000	5,509
0.512% due 09/27/2037		9,301	4,441
0.572% due 02/27/2037		6,317	3,708

Real Estate Capital PLC
1.317% due 07/25/2016	GBP	28,467	42,986

Regal Trust
2.724% due 09/29/2031		$604	535

Resecuritization Mortgage Trust
0.492% due 04/26/2021		1	1

Residential Accredit Loans, Inc.
0.422% due 06/25/2046		120,943	48,649
0.492% due 08/25/2037		10,010	6,268
0.542% due 08/25/2035		1,064	657
0.547% due 09/25/2046		431	40
0.572% due 03/25/2037		2,632	787
0.642% due 01/25/2033		42	39
0.892% due 07/25/2033		189	165
3.138% due 04/25/2035		12,550	11,387
3.280% due 08/25/2035 ^		1,760	881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 09/25/2020		$26,500	$26,131
5.642% due 09/25/2035		2,166	1,491
5.714% due 02/25/2036 ^		2,179	1,067
6.000% due 06/25/2036		144	95

Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031		504	539

Residential Asset Securitization Trust
0.642% due 01/25/2046 ^		24,735	10,440
0.692% due 12/25/2036 ^		844	253
0.742% due 03/25/2035		19,410	14,151
5.000% due 08/25/2019		5,498	5,555
5.500% due 07/25/2035		803	632
5.750% due 02/25/2036 ^		1,841	1,255
6.250% due 10/25/2036 ^		1,060	703

Residential Funding Mortgage Securities
0.642% due 07/25/2018		164	159
3.110% due 09/25/2035		255	179
5.250% due 03/25/2034		4	4
5.291% due 06/25/2035		4,599	4,195
5.500% due 12/25/2034		1,600	1,523
6.000% due 06/25/2036 ^		5,426	4,273
6.500% due 03/25/2032		418	439

ResLoC U.K. PLC
1.259% due 12/15/2043	GBP	5,000	4,753

RMAC Securities PLC
1.052% due 06/12/2044	EUR	3,826	4,362
1.190% due 06/12/2044	GBP	19,893	27,519

Salomon Brothers Mortgage Securities, Inc.
0.742% due 05/25/2032		$103	92
2.696% due 12/25/2030		223	213
4.000% due 12/25/2018		112	117
4.865% due 03/18/2036		21	21
5.045% due 03/18/2036		40	40

Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		104	117

Sears Mortgage Securities
12.000% due 02/25/2014		14	15

Securitized Asset Sales, Inc.
0.786% due 11/26/2023		131	131

Sequoia Mortgage Trust
0.442% due 07/20/2036		7,488	5,555
0.592% due 10/19/2026		329	302
0.592% due 07/20/2033		641	600
0.902% due 06/20/2033		48	43
0.993% due 05/20/2034		6,535	5,540
1.002% due 10/20/2027		375	353
2.501% due 01/20/2047		6,320	4,646
2.653% due 04/20/2035		26,542	25,157
5.339% due 09/20/2046		13,361	10,485
5.366% due 01/20/2047		7,878	6,500

Sovereign Commercial Mortgage Securities Trust
5.904% due 07/22/2030		820	843

Structured Adjustable Rate Mortgage Loan Trust
0.462% due 05/25/2037		307	176
0.562% due 10/25/2035		23,013	14,220
0.722% due 06/25/2035		806	715
1.582% due 01/25/2035		434	285
2.482% due 12/25/2034		248	223
2.504% due 06/25/2035		4,666	3,682
2.530% due 05/25/2034		379	351
2.579% due 01/25/2036 ^		4,722	4,113
2.628% due 04/25/2034		7,151	6,285
2.632% due 07/25/2034		2,951	2,741
2.669% due 01/25/2035		2,253	1,839
2.672% due 03/25/2034		4,554	4,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.697% due 08/25/2035	$115	$92
2.703% due 08/25/2034	2,253	1,922
2.722% due 02/25/2034	4,905	4,725
2.742% due 09/25/2034	1,206	1,160
4.820% due 09/25/2036	4,100	2,224
5.117% due 05/25/2036	4,100	3,148
5.199% due 11/25/2035	1,550	1,038
5.336% due 07/25/2035	1,734	1,483
5.419% due 03/25/2036 ^	2,160	1,473
5.718% due 02/25/2036 ^	2,486	1,844
6.000% due 10/25/2037 ^	1,768	784

Structured Asset Mortgage Investments, Inc.
0.362% due 08/25/2036	19,209	11,132
0.372% due 03/25/2037	5,017	2,925
0.412% due 03/25/2037	1,122	197
0.432% due 06/25/2036	1,428	945
0.432% due 07/25/2046	44,299	25,450
0.452% due 04/25/2036	1,603	976
0.452% due 08/25/2036	4,070	2,383
0.452% due 05/25/2046	188	93
0.462% due 05/25/2036	57	29
0.462% due 05/25/2046	15,912	6,413
0.462% due 09/25/2047	300	124
0.472% due 05/25/2045	1,535	963
0.492% due 07/19/2035	13,220	10,640
0.502% due 05/25/2046	495	96
0.542% due 08/25/2036	1,100	248
0.552% due 12/25/2035	7,172	3,951
0.592% due 03/19/2034	13	12
0.822% due 07/19/2034	34	31
0.902% due 09/19/2032	9,031	8,245
0.902% due 10/19/2034	1,002	911
1.082% due 10/19/2033	1,287	997
3.395% due 05/25/2022	807	810
4.174% due 05/02/2030	1	0
9.110% due 06/25/2029	76	80

Structured Asset Securities Corp.
2.049% due 05/25/2032	254	238
2.317% due 07/25/2032	780	720
2.365% due 01/25/2032	1,478	1,093
2.545% due 02/25/2032	1,585	1,601
2.548% due 01/25/2034	7,365	6,645
2.587% due 06/25/2033	5,684	5,647
2.772% due 10/25/2035	729	577
5.380% due 03/25/2033	3,055	3,023
5.750% due 02/25/2035	33,539	31,786
7.500% due 10/25/2036	5,664	5,370
7.820% due 04/15/2027	44	44

Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	33	34

TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	1,304	702
5.970% due 09/25/2036	5,583	1,045
6.015% due 07/25/2037	2,542	1,601
6.500% due 07/25/2036	9,836	4,022

Thornburg Mortgage Securities Trust
0.372% due 06/25/2037	1,887	1,886
0.462% due 06/25/2047	8,094	8,003
0.942% due 12/25/2033	3,345	3,331
3.002% due 10/25/2043	1,240	1,116
5.669% due 09/25/2047	150,316	118,884
5.800% due 03/25/2037	51,367	45,271
6.145% due 10/25/2046	474,480	463,997
6.173% due 07/25/2036	296,829	296,583

UBS Commercial Mortgage Trust
1.142% due 07/15/2024	53,553	51,448

Wachovia Bank Commercial Mortgage Trust
0.322% due 06/15/2020	9,824	9,304
0.332% due 09/15/2021	29,265	28,163
0.417% due 06/15/2049	183,922	159,511

26	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.088% due 08/15/2041	$10	$11
5.090% due 07/15/2042	66	67
5.118% due 07/15/2042	100	111
5.215% due 01/15/2041	450	483
5.308% due 11/15/2048	41,975	47,097
5.342% due 12/15/2043	193,250	209,383
5.416% due 01/15/2045	16,615	18,507
5.500% due 10/15/2048	17,395	17,468
5.509% due 04/15/2047	58,608	63,681
5.678% due 05/15/2046	19,365	22,060
5.702% due 05/15/2043	50	50
5.737% due 05/15/2043	655	742
5.740% due 06/15/2049	365	389

Wachovia Mortgage Loan Trust LLC
5.019% due 08/20/2035	17,818	14,604
5.230% due 10/20/2035	3,432	3,211
5.775% due 03/20/2037	8,318	7,042

WaMu Mortgage Pass-Through Certificates
0.462% due 07/25/2046 ^	277	36
0.472% due 04/25/2045	2,331	1,876
0.502% due 11/25/2045	5,078	4,038
0.512% due 12/25/2045	947	777
0.522% due 11/25/2045	3,715	2,671
0.532% due 10/25/2045	71,394	57,410
0.552% due 01/25/2045	2,318	1,933
0.562% due 01/25/2045	6,161	5,188
0.610% due 11/25/2034	6,984	5,792
0.620% due 11/25/2034	2,385	1,980
0.652% due 11/25/2045	743	467
0.652% due 12/25/2045	677	429
0.740% due 11/25/2034	1,158	870
0.859% due 02/25/2047	47,723	27,956
0.859% due 03/25/2047	40,734	24,448
0.899% due 01/25/2047	19,628	11,060
0.919% due 04/25/2047	28,278	20,106
0.929% due 05/25/2047	28,222	18,913
0.969% due 12/25/2046	35,321	25,783
0.969% due 07/25/2047	1,083	693
0.979% due 12/25/2046	18,921	11,266
1.139% due 06/25/2046	34,907	26,415
1.159% due 02/25/2046	2,935	2,293
1.159% due 08/25/2046	362	239
1.359% due 11/25/2042	795	693
1.378% due 05/25/2041	38	35
1.559% due 06/25/2042	1,672	1,374
1.559% due 08/25/2042	562	459
2.121% due 03/25/2033	45	45
2.196% due 01/25/2037	11,505	7,892
2.371% due 12/25/2036	7,239	5,067
2.457% due 12/25/2035	39,585	32,364
2.459% due 09/25/2033	2,977	3,012
2.460% due 12/25/2035	25,000	20,412
2.466% due 10/25/2035	4,183	3,440
2.474% due 02/27/2034	9,966	9,859
2.477% due 03/25/2036	26,482	19,223
2.488% due 01/25/2033	386	375
2.489% due 09/25/2035	37,604	30,505
2.496% due 03/25/2035	5,069	4,554
2.520% due 09/25/2036	12,480	8,814
2.530% due 08/25/2034	1,094	1,056
2.540% due 08/25/2035	10,939	10,457
2.545% due 09/25/2033	379	385
2.557% due 12/25/2036	26,870	18,894
2.560% due 04/25/2035	14,786	11,218
2.562% due 05/25/2035	78,209	64,041
2.577% due 06/25/2033	8,587	8,680
2.577% due 03/25/2034	1,978	1,955
2.597% due 02/25/2037 ^	20,374	13,199
2.634% due 02/25/2037	45,581	32,695
2.636% due 03/25/2037	90,435	72,168
2.724% due 05/25/2046	2,506	1,774
2.724% due 07/25/2046	2,081	1,647
2.724% due 08/25/2046	1,215	858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.724% due 09/25/2046	$14,189	$10,965
2.724% due 10/25/2046	25,803	19,759
2.724% due 11/25/2046	3,842	2,905
2.724% due 12/25/2046	15,495	11,536
4.480% due 04/25/2037	7,919	5,608
5.077% due 05/25/2037	18,558	13,916
5.113% due 12/25/2035	7,004	6,280
5.276% due 02/25/2037	28,897	21,258
5.307% due 03/25/2036	41,865	37,515
5.390% due 08/25/2036	29,624	22,618
5.469% due 08/25/2036	24,491	19,566
5.522% due 08/25/2035	7,775	7,145
5.926% due 08/25/2046	29,626	24,400
6.000% due 07/25/2034	1,272	1,341

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.928% due 04/25/2047	869	236
1.129% due 05/25/2046	9,027	4,952
6.268% due 07/25/2036	2,085	947

Washington Mutual MSC Mortgage Pass-Through Certificates
1.954% due 02/25/2031	3	3
2.150% due 02/25/2033	30	27
2.478% due 01/25/2035	790	761
2.495% due 05/25/2033	145	136
2.495% due 06/25/2033	8,023	7,867

Wells Fargo Mortgage-Backed Securities Trust
0.742% due 07/25/2037	5,256	4,162
2.608% due 11/25/2034	2,284	2,209
2.614% due 12/25/2034	27,571	27,199
2.617% due 03/25/2035	6,007	5,590
2.619% due 01/25/2035	10,069	8,972
2.631% due 03/25/2036	170,201	147,518
2.635% due 03/25/2036	5,007	3,839
2.639% due 03/25/2035	2,018	1,892
2.645% due 06/25/2035	92,042	90,231
2.648% due 01/25/2035	3,458	3,275
2.651% due 04/25/2036	94	90
2.653% due 02/25/2034	4,942	4,782
2.664% due 06/25/2035	10,678	10,461
2.665% due 04/25/2036	28,330	23,442
2.668% due 03/25/2036	8,259	7,069
2.684% due 06/25/2035	3,491	3,536
2.688% due 09/25/2034	666	620
2.700% due 09/25/2034	15,736	15,937
2.704% due 12/25/2034	2,632	2,634
2.705% due 05/25/2035	6,022	5,805
2.711% due 03/25/2035	12,906	12,459
2.717% due 10/25/2035	24,931	23,201
2.720% due 10/25/2035	35,373	31,294
2.721% due 06/25/2034	9,338	8,968
2.734% due 08/25/2033	551	558
2.746% due 09/25/2036	9,608	7,102
4.500% due 11/25/2018	18	18
4.547% due 12/25/2033	5,117	5,191
4.606% due 09/25/2033	554	570
4.619% due 01/25/2034	1,224	1,247
4.694% due 12/25/2033	544	554
4.726% due 07/25/2034	86	89
5.000% due 06/25/2033	1,471	1,459
5.000% due 03/25/2036	4,708	4,432
5.042% due 03/25/2036	43,916	43,411
5.198% due 10/25/2035	51,343	49,963
5.248% due 05/25/2035	8,620	8,621
5.368% due 03/25/2036	530	497
5.500% due 01/25/2036	10,811	10,078
5.612% due 04/25/2036	36,242	33,621
5.750% due 03/25/2036	13,222	13,123
5.750% due 02/25/2037	1,490	1,379
5.750% due 04/25/2037	12,011	10,689
6.000% due 08/25/2036	11,123	10,407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/25/2037		$10,001	$8,980
6.000% due 04/25/2037		4,359	3,988
6.000% due 07/25/2037		24,826	22,848
6.000% due 08/25/2037		33,870	32,476

Total Mortgage-Backed Securities (Cost $16,198,567)			16,628,306

ASSET-BACKED SECURITIES 2.1%

ACA CLO Ltd.
0.811% due 01/20/2021		20,000	18,790

Access Group, Inc.
1.860% due 10/27/2025		57,411	57,481

Accredited Mortgage Loan Trust
4.980% due 10/25/2033		3,524	2,834

ACE Securities Corp.
0.292% due 12/25/2036		2	2
0.302% due 10/25/2036		26	7

AFC Home Equity Loan Trust
0.952% due 12/22/2027		5	4

Alzette European CLO S.A.
0.794% due 12/15/2020		5,644	5,540

Ameriquest Mortgage Securities, Inc.
0.442% due 05/25/2035		2,893	2,838
0.472% due 11/25/2035		143	139
0.544% due 11/25/2034		965	868
5.005% due 11/25/2035		5,094	5,164

AMMC CDO
0.709% due 08/08/2017		51,012	49,476
0.716% due 05/03/2018		18,132	17,696

Amortizing Residential Collateral Trust
0.782% due 06/25/2032		284	234
0.822% due 07/25/2032		97	77
0.942% due 10/25/2031		139	106

Anthracite CDO Ltd.
1.242% due 12/24/2037		5,000	4,576

Aquilae CLO PLC
1.754% due 01/17/2023	EUR	29,057	35,925

Argent Securities, Inc.
0.442% due 10/25/2035		$1,839	1,668

Armstrong Loan Funding Ltd.
1.547% due 08/01/2016		8,137	8,078

Asset-Backed Funding Certificates
0.552% due 12/25/2034		1,418	1,243
0.592% due 06/25/2034		2,518	1,798
1.102% due 12/25/2030		1,980	1,690

Asset-Backed Securities Corp. Home Equity
0.322% due 05/25/2037		2,316	1,710
0.517% due 09/25/2034		1,913	1,702
0.732% due 07/25/2035		2,474	2,431

Avoca CLO BV
1.433% due 09/15/2021	EUR	54,741	68,081

BA Credit Card Trust
0.942% due 12/15/2014		$150	150

Bank One Issuance Trust
0.492% due 05/16/2016		500	502

Bear Stearns Asset-Backed Securities Trust
0.292% due 11/25/2036		154	151
0.302% due 01/25/2037		280	265
0.312% due 12/25/2036		2,592	2,429
0.322% due 10/25/2036		37	34
0.332% due 06/25/2047		14	13
0.352% due 11/25/2036		985	583
0.392% due 01/25/2037		8,986	7,679

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.402% due 01/25/2037	$25,163	$11,743
0.432% due 01/25/2047	6,484	6,156
0.442% due 04/25/2037	12,000	7,199
0.522% due 02/25/2036	152	142
0.642% due 11/25/2034	3,850	2,838
0.762% due 07/25/2035	1,930	1,857
0.882% due 12/25/2034	7	6
0.902% due 10/25/2032	3,415	2,906
1.042% due 10/27/2032	967	818
1.242% due 10/25/2037	539	348
1.242% due 11/25/2042	454	384
2.993% due 06/25/2043	1,538	1,469
3.025% due 10/25/2036	299	206
3.200% due 07/25/2036	327	203

BNC Mortgage Loan Trust
0.342% due 05/25/2037	738	668

Callidus Debt Partners Fund Ltd.
0.827% due 04/17/2020	29,868	28,158

Carrington Mortgage Loan Trust
0.292% due 01/25/2037	62	61
0.342% due 06/25/2037	1,712	1,542
0.362% due 02/25/2037	62	60
0.482% due 10/25/2036	13,800	4,635
0.562% due 10/25/2035	5,094	4,715
0.622% due 12/25/2035	21,844	17,010

Chambers Descendants Trust
12.000% due 08/15/2018 (p)	107,769	107,829

Chase Funding Mortgage Loan Asset-Backed Certificates
0.802% due 02/25/2033	66	60
0.882% due 08/25/2032	951	701
0.902% due 11/25/2032	30	25
0.982% due 10/25/2032	321	267
4.499% due 11/25/2034	20	21

Chase Issuance Trust
1.442% due 05/15/2015	100	101
1.974% due 09/15/2015	1,200	1,227
5.120% due 10/15/2014	100	103

Citibank Credit Card Issuance Trust
4.850% due 04/22/2015	125	131

Citibank Omni Master Trust
1.792% due 08/15/2016	50,000	50,277
2.342% due 05/16/2016	587,864	589,342
2.992% due 08/15/2018	59,750	62,970
3.350% due 08/15/2016	65,000	65,652
4.900% due 11/15/2018	175,000	191,732
5.350% due 08/15/2018	10,000	10,982

Citigroup Mortgage Loan Trust, Inc.
0.282% due 12/25/2036	12	12
0.302% due 05/25/2037	3,149	3,031
0.302% due 07/25/2045	5,825	3,984
0.312% due 05/25/2037	10,517	8,512
0.392% due 10/25/2036	3,708	3,463
5.764% due 01/25/2037	2,183	1,130

Commercial Industrial Finance Corp.
0.773% due 05/10/2021	10,600	10,033

Conseco Finance
0.692% due 05/15/2032	145	140

Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	154	161
6.681% due 12/01/2033	420	443
7.490% due 07/01/2031	701	684

Conseco Financial Corp.
6.240% due 12/01/2028	83	87
6.870% due 04/01/2030	561	586
7.140% due 01/15/2029	42	46

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.292% due 07/25/2037	$311	$305
0.322% due 10/25/2047	143	142
0.332% due 06/25/2037	66	66
0.392% due 02/25/2037	34,158	24,037
0.392% due 01/25/2045	22,392	15,649
0.392% due 06/25/2047	50,150	26,316
0.422% due 09/25/2036	5,683	4,732
0.442% due 08/25/2034	1,086	971
0.492% due 04/25/2036	9,695	8,336
0.492% due 05/25/2036	15,335	14,717
0.522% due 06/25/2035	84	84
0.532% due 06/25/2036	4,440	1,943
0.532% due 07/25/2036	7,400	2,607
0.532% due 08/25/2036	8,697	1,717
0.582% due 04/25/2036	10,159	5,319
0.582% due 12/25/2036	92	39
0.612% due 11/25/2033	65	61
0.632% due 11/25/2034	6,086	5,383
0.722% due 12/25/2031	260	139
0.982% due 05/25/2032	22	18
4.693% due 10/25/2035	16,839	14,696
4.740% due 10/25/2035	1,967	1,781

Credit Suisse First Boston Mortgage Securities Corp.
0.862% due 01/25/2032	972	750
0.942% due 07/25/2032	54	39
0.982% due 08/25/2032	2,042	1,416
1.042% due 05/25/2043	2,000	1,569

Credit-Based Asset Servicing and Securitization LLC
0.302% due 11/25/2036	181	69
0.312% due 01/25/2037	43	8
0.362% due 07/25/2037	774	627
1.342% due 04/25/2032	347	272
4.831% due 08/25/2035	75	73
6.280% due 05/25/2035	1,793	1,593

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	3,142	1,832
5.720% due 09/25/2036	3,211	2,284
6.172% due 06/25/2036	4,438	2,794

Delta Funding Home Equity Loan Trust
1.062% due 09/15/2029	210	161

Denver Arena Trust
6.940% due 11/15/2019	2,112	2,169

Educational Services of America, Inc.
1.410% due 07/25/2023	54,833	54,551

EFS Volunteer LLC
1.410% due 10/26/2026	37,268	37,202

EMC Mortgage Loan Trust
0.612% due 05/25/2040	60	52
0.692% due 12/25/2042	2,536	1,807

Equity One ABS, Inc.
0.802% due 11/25/2032	6,936	5,613

First Alliance Mortgage Loan Trust
1.002% due 03/20/2031	361	290

First CLO Ltd.
0.907% due 07/27/2016	642	640

First Franklin Mortgage Loan Asset-Backed Certificates
0.302% due 10/25/2036	156	154
0.522% due 10/25/2035	4,263	4,186
0.612% due 12/25/2034	73	72

First NLC Trust
0.312% due 08/25/2037	1,653	514
0.512% due 02/25/2036	24,653	19,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FMAC Loan Receivables Trust
6.500% due 09/15/2020 ^		$9	$7

Ford Auto Securitization Trust
1.960% due 07/15/2015	CAD	50,000	49,838

Ford Credit Auto Owner Trust
4.950% due 03/15/2013		$4	4

Fremont Home Loan Trust
0.302% due 01/25/2037		45	43
0.352% due 02/25/2036		26	26
0.572% due 01/25/2036		14,055	8,026

GCO Education Loan Funding Trust
0.571% due 11/25/2020		1,958	1,951

GE-WMC Mortgage Securities LLC
0.282% due 08/25/2036		13	4

Globaldrive BV
4.000% due 10/20/2016	EUR	221	297

Greenpoint Manufactured Housing
7.270% due 06/15/2029		$547	515
8.300% due 10/15/2026		500	549

Grosvenor Place CLO BV
1.318% due 03/28/2023	EUR	127,000	158,751

GSAA Trust
0.542% due 03/25/2037		$4,758	2,378
0.542% due 05/25/2047		973	597
0.612% due 06/25/2035		10,000	7,746

GSAMP Trust
0.312% due 12/25/2036		374	246
0.422% due 11/25/2035		648	75
0.472% due 03/25/2047		10,726	3,571
0.582% due 01/25/2035		478	460
1.092% due 02/25/2047		89,818	68,757

GSC Partners CDO Fund Ltd.
0.873% due 11/20/2016		8,563	8,458

GSRPM Mortgage Loan Trust
0.942% due 01/25/2032		398	389

Gulf Stream Sextant CLO Ltd.
0.723% due 08/21/2020		9,732	9,437

Halcyon Structured Asset Management Long/Short CLO Ltd.
0.752% due 08/07/2021		192,500	186,046

Harbourmaster CLO Ltd.
1.136% due 06/15/2020	EUR	23,678	30,070

Harley-Davidson Motorcycle Trust
5.120% due 08/15/2013		$2	2

Hewett’s Island CDO Ltd.
0.720% due 12/05/2018		4,448	4,149

Home Equity Asset Trust
0.302% due 05/25/2037		2,808	2,758
0.412% due 08/25/2036		7,521	6,412
0.842% due 11/25/2032		154	109

HSBC Asset Loan Obligation
0.302% due 12/25/2036		207	117

HSBC Home Equity Loan Trust
0.392% due 03/20/2036		11,125	10,289
0.402% due 01/20/2036		7,105	6,526
0.512% due 01/20/2035		2,173	2,032
0.532% due 01/20/2034		41,704	38,286

HSI Asset Securitization Corp. Trust
0.292% due 10/25/2036		362	126
0.292% due 12/25/2036		143	139

28	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICE EM CLO
1.106% due 08/15/2022		$122,000	$110,247

Illinois Student Assistance Commission
1.040% due 04/25/2017		1,658	1,655

IMC Home Equity Loan Trust
5.808% due 07/25/2026		59	52
7.310% due 11/20/2028		23	23
7.500% due 04/25/2026		2	2
7.520% due 08/20/2028		18	18

IXIS Real Estate Capital Trust
0.582% due 02/25/2036		508	435

JPMorgan Mortgage Acquisition Corp.
0.302% due 03/25/2047		2,078	1,736
0.322% due 08/25/2036		468	134
0.322% due 03/25/2037		28	27
0.332% due 10/25/2036		6	6
0.432% due 05/25/2035		543	488

Jubilee CDO BV
1.368% due 09/20/2022	EUR	18,600	23,110
2.165% due 10/15/2019		8,368	10,854

L.A. Arena Funding LLC
7.656% due 12/15/2026		$194	213

Landmark CDO Ltd.
0.788% due 06/01/2017		3,308	3,197

LCM LP
0.704% due 03/21/2019		17,300	16,056

Lehman ABS Mortgage Loan Trust
0.332% due 06/25/2037		6,427	2,455

Lightpoint CLO Ltd.
1.503% due 02/15/2014		3,831	3,830

Long Beach Mortgage Loan Trust
0.802% due 10/25/2034		5,228	4,216

Magi Funding PLC
2.015% due 04/11/2021	EUR	69,804	87,839

Magnolia Funding Ltd.
3.000% due 04/20/2017		84,292	112,433

Massachusetts Educational Financing Authority
1.510% due 04/25/2038		$2,930	2,926

MASTR Asset-Backed Securities Trust
0.292% due 01/25/2037		158	33
0.322% due 05/25/2037		320	306
0.542% due 05/25/2037		30,182	23,101

MASTR Specialized Loan Trust
0.642% due 07/25/2034		892	801

Merrill Lynch Mortgage Investors, Inc.
0.362% due 02/25/2037		1,707	778

Mesa Trust Asset-Backed Certificates
1.042% due 12/25/2031		1,408	1,012

Mid-State Trust
6.005% due 08/15/2037		11	11
6.340% due 10/15/2036		17,648	16,137
7.340% due 07/01/2035		948	988
7.791% due 03/15/2038		3,408	3,233
8.330% due 04/01/2030		9,466	9,532

Morgan Stanley ABS Capital
0.292% due 07/25/2036		374	112
0.302% due 05/25/2037		4,389	3,787
0.342% due 11/25/2036		3,519	2,489
1.042% due 07/25/2037		9,998	8,624
1.187% due 06/25/2034		4,523	3,463
1.242% due 03/25/2033		2,049	1,760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Dean Witter Capital
1.517% due 09/25/2032		$4,267	$3,298
1.592% due 02/25/2033		2,601	2,031

Morgan Stanley IXIS Real Estate Capital Trust
0.292% due 11/25/2036		9	3
0.352% due 11/25/2036		190	61

Morgan Stanley Mortgage Loan Trust
0.312% due 01/25/2047		17	15
0.472% due 02/25/2037		1,247	520
0.602% due 04/25/2037		5,405	2,063
5.726% due 10/25/2036		2,403	1,305
5.750% due 11/25/2036		2,732	1,274
5.750% due 04/25/2037		1,536	1,018
6.000% due 07/25/2047		1,674	1,188

Nelnet Student Loan Trust
1.260% due 07/25/2018		34,315	34,471
1.490% due 10/25/2019		5,000	5,041

New Century Home Equity Loan Trust
0.502% due 06/25/2035		810	767
0.512% due 09/25/2035		6,856	6,760
1.127% due 05/25/2034		3,135	2,322

Novastar Home Equity Loan
0.952% due 12/25/2033		1,418	1,229

NYLIM Flatiron CLO Ltd.
0.743% due 08/08/2020		10,750	10,239

Octagon Investment Partners Ltd.
0.844% due 12/02/2016		1,239	1,227

Option One Mortgage Loan Trust
0.302% due 07/25/2037		25	24

Ownit Mortgage Loan Asset-Backed Certificates
0.392% due 05/25/2037		31,672	16,379

Pacifica CDO Ltd.
0.853% due 02/15/2017		41,194	40,787

Panhandle-Plains Higher Education Authority, Inc.
1.598% due 10/01/2035		36,242	36,204

Park Place Securities, Inc.
0.502% due 09/25/2035		247	219
0.892% due 10/25/2034		10,700	8,934

Penta CLO S.A.
1.917% due 06/04/2024	EUR	58,970	70,643

Popular ABS Mortgage Pass-Through Trust
0.332% due 01/25/2037		$49	49
0.332% due 06/25/2047		12,954	11,182

Primus CLO Ltd.
0.800% due 07/15/2021		163,977	152,813

RAAC Series
0.642% due 06/25/2047		1,700	795
1.442% due 09/25/2047		7,852	6,177

Renaissance Home Equity Loan Trust
0.602% due 11/25/2034		537	407
0.742% due 12/25/2033		307	248
0.942% due 08/25/2032		104	79
5.565% due 02/25/2036		13	11

Residential Asset Mortgage Products, Inc.
5.072% due 04/25/2034		2,302	2,151

Residential Asset Securities Corp.
0.742% due 07/25/2032 ^		5	3

Residential Mortgage Loan Trust
1.742% due 09/25/2029		12	10

RMF Euro CDO S.A.
1.453% due 09/11/2022	EUR	17,403	21,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SACO, Inc.
0.362% due 05/25/2036		$863	$835
0.662% due 03/25/2036		134	65
0.742% due 12/25/2035		141	76

Salomon Brothers Mortgage Securities, Inc.
0.802% due 09/25/2028		986	875

Saxon Asset Securities Trust
0.762% due 08/25/2032		53	52

Securitized Asset-Backed Receivables LLC
0.282% due 01/25/2037		228	197
0.302% due 12/25/2036 ^		353	80
0.372% due 05/25/2037 ^		1,447	747

Sherwood Castle Funding PLC
1.086% due 03/15/2016	EUR	18,000	23,344
1.219% due 06/15/2016	GBP	5,200	8,028

SLC Student Loan Trust
0.703% due 05/15/2018		$39,075	39,057
1.374% due 06/15/2021		4,300	4,271
4.750% due 06/15/2033		14,288	13,881

SLM Student Loan Trust
0.560% due 07/25/2017		6,975	6,926
0.614% due 03/15/2017		1,840	1,831
0.640% due 10/25/2021		9,431	9,394
0.650% due 10/25/2022		2,474	2,466
0.670% due 04/25/2017		309	309
0.690% due 04/25/2017		381	381
0.700% due 04/25/2017		3,497	3,497
0.710% due 01/25/2021		118,470	118,312
0.730% due 04/27/2020		10,684	10,619
0.890% due 01/25/2022		12,000	11,428
1.060% due 10/25/2017		72,203	72,111
1.110% due 10/25/2017		133	134
1.136% due 12/15/2023	EUR	168	209
1.146% due 09/15/2021		14,017	18,271
1.210% due 04/25/2019		$700	697
1.310% due 01/25/2019		40,000	40,099
1.310% due 04/25/2023		20,000	19,884
1.418% due 10/25/2023	EUR	63,205	75,401
1.460% due 07/25/2023		$700	692
1.660% due 10/25/2016		1,225	1,237
1.660% due 07/25/2023		5,000	4,983
1.674% due 12/15/2033		30,704	30,485
1.860% due 01/25/2018		1,490	1,523
2.060% due 04/25/2023		1,009,185	1,037,465
2.162% due 08/15/2016		11,640	11,698
2.260% due 07/25/2023		2,100	2,179
2.492% due 06/16/2042		18,000	17,299
2.892% due 12/16/2019		42,483	43,213
3.200% due 05/16/2044		5,044	5,143
3.492% due 05/16/2044		56,098	58,287
3.500% due 08/17/2043		93,542	91,975

Soundview Home Equity Loan Trust
0.302% due 11/25/2036		1,431	407
0.322% due 06/25/2037		735	585
0.492% due 08/25/2037		3,828	1,357
0.542% due 11/25/2035		11	10

South Carolina Student Loan Corp.
1.038% due 03/01/2018		1,927	1,926
1.238% due 03/02/2020		700	692
1.488% due 09/03/2024		600	592

Specialty Underwriting & Residential Finance
0.302% due 01/25/2038		920	832
0.342% due 11/25/2037		2,090	1,257
0.922% due 01/25/2034		23	18

Stone Tower CLO Ltd.
0.797% due 04/17/2021		5,000	4,665

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stony Hill CDO Ltd.
0.892% due 10/15/2013		$1,538	$1,511

Structured Asset Investment Loan Trust
0.602% due 10/25/2035		10,268	7,360
0.942% due 04/25/2033		2,194	1,807

Structured Asset Securities Corp.
0.322% due 01/25/2037		1,822	1,799
0.342% due 01/25/2037		96	59
0.352% due 01/25/2037		10,000	8,850
0.382% due 05/25/2047		9,438	6,657
0.392% due 05/25/2037		930	858
0.452% due 09/25/2035		540	534
0.542% due 06/25/2035		4,779	3,223
0.642% due 05/25/2034		19	16
0.822% due 01/25/2033		4,760	4,006
1.742% due 04/25/2035		20,067	16,921
4.910% due 06/25/2033		76	75

Symphony CLO Ltd.
0.743% due 05/15/2019		82,500	78,228

Wachovia Loan Trust
0.602% due 05/25/2035		2,241	1,745

Whitney CLO Ltd.
0.778% due 03/01/2017		2,228	2,199

Wind River CLO Ltd.
0.804% due 12/19/2016		8,324	8,034

WMC Mortgage Loan Pass-Through Certificates
0.922% due 05/15/2030		2,218	2,023

Wood Street CLO BV
1.347% due 03/29/2021	EUR	37,064	46,872

Total Asset-Backed Securities (Cost $5,303,333)			5,283,644

SOVEREIGN ISSUES 7.0%

1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		$34,300	36,619

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	46,200	64,568
5.500% due 07/12/2020		$3,200	3,584

Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		4,220	4,262

Brazil Government International Bond
10.250% due 01/10/2028	BRL	3,300	2,169

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		9,975,825	5,328,848
10.000% due 01/01/2021		649,216	334,396

Canada Housing Trust
2.650% due 03/15/2022	CAD	100,600	100,901
3.350% due 12/15/2020		212,500	227,247
3.750% due 03/15/2020		204,900	225,495
3.800% due 06/15/2021		844,100	932,726

China Development Bank Corp.
5.000% due 10/15/2015		$23,038	25,389

Colombia Government International Bond
8.250% due 12/22/2014		10,010	11,837

Export-Import Bank of China
4.875% due 07/21/2015		28,300	30,928

Hydro Quebec
0.796% due 09/29/2049		5,600	4,430
8.400% due 01/15/2022		150	212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indonesia Government International Bond
6.750% due 03/10/2014		$5,000	$5,438
6.875% due 03/09/2017		3,000	3,551
7.250% due 04/20/2015		12,837	14,682
7.500% due 01/15/2016		21,037	24,718

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (g)	EUR	168,988	196,175

Korea Development Bank
0.773% due 11/22/2012		$9,900	9,854
3.250% due 03/09/2016		9,800	9,966
3.500% due 08/22/2017		14,000	14,257
4.000% due 09/09/2016		20,000	20,943
4.375% due 08/10/2015		8,000	8,471
8.000% due 01/23/2014		41,900	46,288

Korea Housing Finance Corp.
4.125% due 12/15/2015		95,800	101,284

Mexico Government International Bond
4.250% due 07/14/2017	EUR	48,600	68,610
5.875% due 02/17/2014		$2,775	3,021
6.000% due 06/18/2015	MXN	2,213,000	178,147
6.250% due 06/16/2016		3,543,000	287,914
6.500% due 06/10/2021		1,200,000	96,136
7.500% due 06/21/2012		4,670,000	368,282
8.000% due 06/11/2020		363,100	32,148
10.000% due 12/05/2024		1,307,000	133,782

New South Wales Treasury Corp.
2.500% due 11/20/2035 (g)	AUD	10,000	11,454

Panama Government International Bond
7.250% due 03/15/2015		$34,700	40,269

Poland Government International Bond
6.250% due 07/03/2012		47	48

Province of British Columbia Canada
3.250% due 12/18/2021	CAD	41,100	42,161
3.700% due 12/18/2020		10,000	10,678
4.300% due 06/18/2042		36,600	41,926

Province of Ontario Canada
1.600% due 09/21/2016		$8,200	8,277
3.000% due 07/16/2018		17,200	18,227
3.150% due 06/02/2022	CAD	567,200	570,178
4.000% due 10/07/2019		$34,655	38,613
4.000% due 06/02/2021	CAD	1,234,000	1,334,981
4.200% due 03/08/2018		77,400	85,502
4.200% due 06/02/2020		558,800	614,669
4.300% due 03/08/2017		415,200	458,483
4.400% due 06/02/2019		204,875	228,638
4.400% due 04/14/2020		$18,900	21,654
4.600% due 06/02/2039	CAD	120,160	140,770
4.650% due 06/02/2041		282,000	335,563
4.700% due 06/02/2037		48,400	57,072
5.500% due 06/02/2018		71,100	83,725
5.600% due 06/02/2035		75,000	98,465
5.850% due 03/08/2033		165,000	220,284
6.200% due 06/02/2031		5,000	6,848
6.500% due 03/08/2029		26,200	36,408
7.600% due 06/02/2027		20,000	30,037

Province of Quebec Canada
2.750% due 08/25/2021		$143,000	143,789
3.500% due 07/29/2020		3,800	4,090
3.500% due 12/01/2022	CAD	304,353	312,962
4.250% due 12/01/2021		593,900	651,919
4.500% due 12/01/2016		20,700	22,974
4.500% due 12/01/2017		101,300	113,291
4.500% due 12/01/2018		255,000	285,877
4.500% due 12/01/2019		357,000	400,087
4.500% due 12/01/2020		1,247,800	1,397,066
4.625% due 05/14/2018		$1,000	1,163
5.000% due 12/01/2041	CAD	25,000	30,953
5.750% due 12/01/2036		25,000	33,251
7.500% due 09/15/2029		$210	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
4.000% due 01/20/2015		$85,000	$89,675
5.150% due 04/09/2014		9,100	9,794
5.250% due 01/20/2020		85,200	94,359

Republic of Korea
5.750% due 04/16/2014		10,000	10,791

Russia Government International Bond
3.250% due 04/04/2017 (c)		171,400	171,808
3.625% due 04/29/2015		38,300	39,928
7.500% due 03/31/2030		158,361	190,231

Societe Financement de l’Economie Francaise
0.767% due 07/16/2012		1,900	1,903
2.125% due 05/20/2012	EUR	100	134

South Africa Government International Bond
6.500% due 06/02/2014		$27,000	30,037

Turkey Government International Bond
7.000% due 09/26/2016		53,700	60,681

Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		74,350	76,952
5.450% due 11/22/2017		81,000	84,051
6.800% due 11/22/2025		1,300	1,363
6.902% due 07/09/2020		51,400	55,769

Total Sovereign Issues (Cost $17,468,804)			17,807,415

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		34,220	38,213

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032		8,712,560	2,178
6.250% due 07/15/2033		475,440	181

			2,359

UTILITIES 0.0%

PPL Corp.
8.750% due 05/01/2014		209,500	11,261

Total Convertible Preferred Securities (Cost $47,270)			51,833

PREFERRED SECURITIES 0.1%
BANKING & FINANCE 0.1%

Ally Financial, Inc.
7.250% due 02/07/2033		2,654,829	60,185
7.300% due 03/09/2031		1,573,542	35,452
7.350% due 08/08/2032		517,462	11,835

Citigroup Capital
7.875% due 10/30/2040		980,000	26,656

Citigroup, Inc.
6.150% due 12/15/2012		1,190,000	6,600

Santander Finance Preferred S.A.U.
10.500% due 12/31/2049		1,200,000	32,028

SLM Corp. CPI Linked Security
4.962% due 03/15/2017		4,700	109

Total Preferred Securities (Cost $180,227)			172,865

30	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.0%
CERTIFICATES OF DEPOSIT 0.3%

Abbey National Treasury Services PLC
1.824% due 06/10/2013	$54,300	$53,586
1.860% due 04/25/2013	26,570	26,249

Banco Bradesco S.A.
1.955% due 01/24/2013	175,300	176,660

Bank of Nova Scotia
0.770% due 08/09/2012	47,700	47,731

Itau Unibanco Holding S.A.
0.000% due 05/09/2012	208,100	207,755
0.000% due 05/10/2012	108,600	108,409
0.000% due 05/16/2012	100,000	99,803

Rabobank Group
0.947% due 01/17/2014	16,000	16,001

		736,194

REPURCHASE AGREEMENTS 2.4%

Banc of America Securities LLC
0.050% due 04/02/2012	281,000	281,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $157,232 and U.S. Treasury Notes 2.125% due 08/15/2021 valued at $129,157. Repurchase proceeds are $281,001.)

Bank of Nova Scotia
0.100% due 04/02/2012	25,300	25,300
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.875% due 02/28/2014 valued at $25,836. Repurchase proceeds are $25,300.)

Barclays Capital, Inc.
0.100% due 04/02/2012	2,487,000	2,487,000

(Dated 03/30/2012. Collateralized by U.S. Treasury Bonds 3.125% - 4.625% due 05/15/2038 - 11/15/2041 valued at $1,280,441 and U.S. Treasury Notes 1.375% - 1.750% due 05/15/2013 - 07/31/2016 valued at $1,232,420. Repurchase proceeds are $2,487,021.)

Citigroup Global Markets, Inc.
0.050% due 04/02/2012	10,000	10,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Bills 0.183% due 06/28/2012 valued at $10,203. Repurchase proceeds are $10,000.)

JPMorgan Securities, Inc.
0.050% due 04/02/2012	500,000	500,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2013 valued at $509,953. Repurchase proceeds are $500,002)
0.100% due 04/02/2012	700,000	700,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.625% - 1.250% due 03/15/2014 - 07/15/2014 valued at $714,577. Repurchase proceeds are $700,006)

RBC Capital Markets LLC
0.100% due 04/02/2012	10,000	10,000
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 2.125% due 08/15/2021 valued at $10,145. Repurchase proceeds are $10,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Securities, Inc.
0.100% due 04/02/2012		$699,200	$699,200
(Dated 03/30/2012. Collateralized by U.S. Treasury Bonds 6.000% due 02/15/2026 valued at $506,017 and U.S. Treasury Notes 2.375% due 02/28/2015 valued at $203,333. Repurchase proceeds are $699,206.)

State Street Bank and Trust Co.
0.010% due 04/02/2012		24,873	24,873
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 1.125% - 3.375% due 06/15/2013 - 06/30/2013 valued at $25,373. Repurchase proceeds are $24,873.)

UBS Securities LLC
0.100% due 04/02/2012		1,222,200	1,222,200
(Dated 03/30/2012. Collateralized by U.S. Treasury Notes 0.375% - 3.500% due 05/31/2013 - 05/31/2016 valued at $1,246,779. Repurchase proceeds are $1,222,210.)

			5,959,573

JAPAN TREASURY BILLS 0.8%
0.101% due 04/27/2012	JPY	170,070,000	2,054,668

MEXICO TREASURY BILLS 0.1%
4.495% due 05/03/2012 - 06/21/2012 (e)	MXN	4,657,714	361,441

U.S. TREASURY BILLS 0.0%
0.144% due 09/06/2012 -09/13/2012 (e)		$790	790

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIOS (h) 3.4%
PIMCO Short-Term Floating NAV Portfolio		811,351,208	8,130,550
PIMCO Short-Term Floating NAV Portfolio III		59,970,879	600,009

			8,730,559

Total Short-Term Instruments (Cost $17,962,105)			17,843,225

Total Investments 123.4% (Cost $305,522,268)			$312,385,679

Written Options (o) (0.2%) (Premiums $1,405,490)			(569,327)

Other Assets and Liabilities (Net) (23.2%)			(58,638,522)

Net Assets 100.0%			$253,177,830

See Accompanying Notes	31

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	Affiliated to the Fund.
(i)	Securities with an aggregate market value of $650,575 and cash of $5,000 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2012.
(j)	Securities with an aggregate market value of $258,533 have been pledged as collateral as of March 31, 2012 for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(k)	The average amount of borrowings while outstanding during the period ended March 31, 2012 was $4,937,689 at a weighted average interest rate of 0.102%. On March 31, 2012, securities valued at $2,104,132 were pledged as collateral for reverse repurchase agreements.
(l)	Securities with an aggregate market value of $254,346 have been pledged as collateral for the following open futures contracts on March 31, 2012:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2014	8,411	$12,346
U.S. Treasury 2-Year Note June Futures	Long	06/2012	630	127
U.S. Treasury 5-Year Note June Futures	Long	06/2012	114,226	(59,466)
U.S. Treasury 10-Year Note June Futures	Long	06/2012	148,230	(231,052)

				$(278,045)

(m)	Centrally cleared swap agreements outstanding on March 31, 2012:

Securities with an aggregate market value of $1,608,184 and cash of $54 have been pledged as collateral for centrally cleared swaps as of March 31, 2012.

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount(4)	Market Value(5)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%)	12/20/2016	$1,587,890	$27,398	$(3,167)
CDX.HY-18 5-Year Index	(5.000%)	06/20/2017	139,700	4,157	734
CDX.IG-17 5-Year Index	(1.000%)	12/20/2016	5,000	(34)	(33)
CDX.IG-18 5-Year Index	(1.000%)	06/20/2017	8,562,550	(39,219)	3,788

				$(7,698)	$1,322

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$5,292,900	$(12,582)	$(12,430)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	5,972,700	(1,551,586)	153,877
Receive	3-Month USD-LIBOR	2.750%	06/20/2042	3,766,700	256,216	112,260

					$(1,307,952)	$253,707

(n)	OTC swap agreements outstanding on March 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2012(3)	Notional Amount(4)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avnet, Inc.	DUB	(1.000%)	09/20/2016	1.449%	$1,550	$29	$28	$1
Bank of America Corp.	DUB	(1.000%)	06/20/2019	2.442%	8,800	776	1,480	(704)
Barclays Bank PLC	BPS	(3.000%)	06/20/2021	3.953%	6,000	402	909	(507)
Centex Corp.	BRC	(5.000%)	06/20/2014	1.218%	13,200	(1,118)	(689)	(429)
Centex Corp.	BRC	(1.000%)	06/20/2014	1.218%	31,000	137	1,524	(1,387)
Centex Corp.	DUB	(1.000%)	12/20/2017	2.133%	2,500	146	(9)	155

32	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Centex Corp.	GST	(1.000%)	06/20/2014	1.218%		1,500	6	20	(14)
CenturyLink, Inc.	CBK	(1.000%)	06/20/2017	2.190%		9,100	519	732	(213)
Countrywide Financial Corp.	BRC	(1.000%)	06/20/2016	3.137%		10,000	832	1,227	(395)
Countrywide Financial Corp.	GST	(1.000%)	06/20/2016	3.137%		9,500	790	1,203	(413)
Credit Agricole S.A.	MYC	(1.000%)	03/20/2014	2.003%		200	4	6	(2)
CRH America, Inc.	CBK	(2.590%)	09/20/2018	2.487%		10,000	(68)	0	(68)
D.R. Horton, Inc.	BPS	(1.000%)	03/20/2016	1.560%		10,000	210	783	(573)
D.R. Horton, Inc.	BPS	(1.000%)	06/20/2016	1.626%		6,000	149	440	(291)
D.R. Horton, Inc.	DUB	(1.000%)	03/20/2016	1.560%		3,700	78	374	(296)
D.R. Horton, Inc.	GST	(1.000%)	03/20/2014	0.944%		5,000	(7)	335	(342)
D.R. Horton, Inc.	GST	(1.000%)	09/20/2014	1.091%		3,000	6	163	(157)
D.R. Horton, Inc.	JPM	(1.000%)	03/20/2015	1.243%		10,000	67	538	(471)
Deluxe Corp.	DUB	(1.000%)	12/20/2014	2.481%		6,200	238	574	(336)
Domtar Corp.	SOG	(5.000%)	09/20/2016	1.362%		31,500	(4,996)	(3,957)	(1,039)
Enel SpA	BRC	(1.000%)	12/20/2014	2.094%		6,400	182	194	(12)
ERAC USA Finance LLC	JPM	(2.700%)	12/20/2012	0.288%		10,000	(186)	789	(975)
Foster’s Finance Corp.	BRC	(2.140%)	12/20/2014	0.307%		6,000	(304)	0	(304)
Frontier Communications Corp.	BRC	(5.000%)	03/20/2013	1.728%		10,000	(335)	(602)	267
Gap, Inc.	BOA	(5.000%)	06/20/2021	2.664%		27,000	(4,723)	(3,355)	(1,368)
Gap, Inc.	FBF	(1.000%)	06/20/2021	2.664%		5,000	614	857	(243)
Gap, Inc.	GST	(5.000%)	06/20/2021	2.664%		8,000	(1,399)	(940)	(459)
Goldman Sachs Group, Inc.	BOA	(1.000%)	06/20/2018	2.321%		4,400	317	233	84
Goldman Sachs Group, Inc.	JPM	(1.000%)	06/20/2018	2.321%		7,000	503	377	126
Hanson Ltd.	BPS	(1.000%)	03/20/2013	0.726%		15,000	(46)	68	(114)
Hanson Ltd.	BPS	(1.000%)	09/20/2016	1.670%		33,000	925	1,130	(205)
Hanson Ltd.	BPS	(1.000%)	09/20/2016	1.724%		20,000	606	553	53
Hanson Ltd.	BRC	(1.000%)	09/20/2016	1.724%		20,000	605	3,056	(2,451)
Intesa Sanpaolo SpA	JPM	(3.000%)	09/20/2015	3.183%		6,000	29	192	(163)
iStar Financial, Inc.	MYC	(0.600%)	12/20/2013	7.796%		10,000	1,102	0	1,102
Jones Group, Inc.	DUB	(1.000%)	12/20/2014	2.855%		44,710	2,146	1,423	723
JPMorgan Chase & Co.	BOA	(1.000%)	03/20/2015	0.603%		9,800	(118)	(7)	(111)
KB Home	BPS	(1.000%)	06/20/2015	6.108%		5,000	722	465	257
KB Home	BRC	(5.000%)	06/20/2015	6.108%		12,300	363	(936)	1,299
KB Home	DUB	(1.000%)	03/20/2014	4.855%		3,000	215	249	(34)
KB Home	GST	(1.000%)	03/20/2014	4.855%		7,000	500	329	171
KeySpan Corp.	JPM	(0.450%)	06/20/2013	0.156%		6,900	(26)	65	(91)
Lexmark International, Inc.	CBK	(3.320%)	06/20/2013	0.839%		5,590	(177)	0	(177)
Lexmark International, Inc.	JPM	(1.190%)	06/20/2013	0.839%		15,880	(75)	0	(75)
Liberty Mutual Group, Inc.	BOA	(1.390%)	03/20/2014	1.486%		7,600	10	836	(826)
Manpower, Inc.	GST	(2.500%)	06/20/2013	0.597%	EUR	45,500	(1,468)	(2,684)	1,216
Marks & Spencer PLC	RYL	(0.950%)	12/20/2017	1.567%	$	2,200	71	400	(329)
MDC Holdings, Inc.	BOA	(1.000%)	12/20/2014	1.481%		3,000	37	0	37
MDC Holdings, Inc.	BPS	(1.250%)	12/20/2014	1.512%		9,000	59	0	59
Office Depot, Inc.	BOA	(5.000%)	09/20/2013	1.676%		7,000	(354)	(126)	(228)
Office Depot, Inc.	SOG	(5.000%)	09/20/2013	1.676%		16,000	(809)	(849)	40
Packaging Corp. of America	FBF	(0.940%)	09/20/2013	0.311%		10,000	(97)	0	(97)
Pactiv LLC	MYC	(5.000%)	06/20/2017	6.088%		9,800	432	(677)	1,109
PulteGroup, Inc.	BPS	(1.000%)	03/20/2013	1.385%		10,250	35	180	(145)
PulteGroup, Inc.	BPS	(1.000%)	03/20/2014	2.045%		35,000	693	1,578	(885)
PulteGroup, Inc.	BRC	(5.000%)	03/20/2014	2.045%		15,400	(907)	(200)	(707)
PulteGroup, Inc.	BRC	(5.000%)	03/20/2015	2.517%		9,200	(664)	39	(703)
Reed Elsevier Capital, Inc.	BOA	(0.290%)	06/20/2012	0.074%		5,000	(3)	0	(3)
Rohm & Haas Co.	BOA	(1.000%)	09/20/2017	0.302%		1,500	(57)	(17)	(40)
Rohm & Haas Co.	BOA	(0.700%)	09/20/2017	0.308%		13,425	(284)	0	(284)
Rohm & Haas Co.	BPS	(1.600%)	09/20/2017	0.308%		4,665	(325)	0	(325)
Rohm & Haas Co.	BPS	(1.000%)	09/20/2017	0.302%		30,000	(1,131)	(437)	(694)
Rohm & Haas Co.	CBK	(0.540%)	09/20/2017	0.308%		7,000	(88)	0	(88)
Rohm & Haas Co.	MYC	(1.000%)	09/20/2017	0.302%		17,000	(640)	(527)	(113)
RPM International, Inc.	BOA	(1.030%)	03/20/2018	1.328%		9,000	146	399	(253)
RPM International, Inc.	BRC	(1.460%)	03/20/2018	1.328%		2,800	(22)	0	(22)
RPM International, Inc.	GST	(1.000%)	03/20/2018	1.300%		15,000	246	219	27
RR Donnelley & Sons Co.	DUB	(1.000%)	06/20/2014	4.614%		350	26	15	11
Ryland Group, Inc.	BPS	(5.000%)	06/20/2020	3.737%		9,000	(742)	(1,621)	879
Ryland Group, Inc.	BRC	(5.000%)	03/20/2015	2.350%		12,900	(999)	(39)	(960)
Ryland Group, Inc.	DUB	(5.000%)	06/20/2020	3.737%		7,200	(594)	0	(594)
Santander International Debt S.A.	BPS	(3.000%)	03/20/2015	3.140%		17,500	49	141	(92)
Sealed Air Corp.	BOA	(1.060%)	09/20/2013	1.088%		9,250	0	517	(517)
Tate & Lyle International Finance PLC	BRC	(1.250%)	12/20/2014	0.267%		12,000	(327)	0	(327)
Telefonica Emisiones S.A.U.	CBK	(1.000%)	06/20/2016	2.988%		5,000	381	300	81
Telefonica Emisiones S.A.U.	CBK	(1.000%)	09/20/2017	3.187%		10,000	1,039	730	309
Toll Brothers Finance Corp.	BOA	(1.000%)	12/20/2019	1.937%		7,000	441	251	190
Toll Brothers Finance Corp.	BPS	(1.000%)	06/20/2015	1.120%		10,000	34	262	(228)
Toll Brothers Finance Corp.	DUB	(1.000%)	12/20/2019	1.937%		3,000	190	263	(73)
Toll Brothers Finance Corp.	MYC	(1.390%)	09/20/2013	0.711%		9,800	(103)	0	(103)
Universal Corp.	DUB	(1.000%)	12/20/2014	1.245%		33,000	204	580	(376)
UST LLC	BRC	(0.700%)	03/20/2018	0.359%		24,000	(478)	0	(478)
UST LLC	CBK	(1.000%)	03/20/2018	0.352%		2,500	(94)	(133)	39
UST LLC	DUB	(1.000%)	03/20/2018	0.352%		1,500	(57)	(74)	17
VTB Bank OJSC Via VTB Capital S.A.	BRC	(2.150%)	05/20/2013	1.516%		15,000	(226)	6,477	(6,703)

							$(6,736)	$15,624	$(22,360)

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection(2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2012(3)	Notional Amount(4)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	BOA	5.000%	12/20/2012	2.499%	$15,000	$298	$(49)	$347
Ally Financial, Inc.	BRC	5.000%	09/20/2012	2.498%	10,000	138	(103)	241
Ally Financial, Inc.	DUB	5.000%	09/20/2012	2.498%	9,600	132	(91)	223
Ally Financial, Inc.	DUB	5.000%	09/20/2013	3.322%	15,000	386	477	(91)
Ally Financial, Inc.	DUB	5.000%	06/20/2014	3.694%	15,000	436	591	(155)
Ally Financial, Inc.	DUB	5.000%	12/20/2016	4.319%	2,400	69	(34)	103
Ally Financial, Inc.	DUB	5.000%	03/20/2017	4.366%	62,300	1,727	(3,894)	5,621
Ally Financial, Inc.	GST	5.000%	12/20/2012	2.499%	10,000	198	(125)	323
Ally Financial, Inc.	GST	5.000%	09/20/2013	3.322%	15,000	386	443	(57)
Ally Financial, Inc.	GST	5.000%	06/20/2014	3.694%	10,000	290	394	(104)
American International Group, Inc.	BOA	1.000%	12/20/2020	2.223%	30,700	(2,624)	(6,895)	4,271
American International Group, Inc.	BRC	1.000%	12/20/2020	2.223%	4,000	(342)	(887)	545
American International Group, Inc.	GST	1.000%	12/20/2020	2.223%	7,500	(641)	(1,938)	1,297
American International Group, Inc.	MYC	1.000%	12/20/2020	2.223%	4,000	(342)	(988)	646
American International Group, Inc.	UAG	1.000%	12/20/2020	2.223%	1,700	(145)	(375)	230
Australia Government Bond	DUB	1.000%	03/20/2015	0.395%	71,200	1,300	1,367	(67)
Australia Government Bond	DUB	1.000%	03/20/2016	0.531%	78,800	1,476	1,773	(297)
Australia Government Bond	DUB	1.000%	09/20/2016	0.610%	23,900	417	207	210
Australia Government Bond	GST	1.000%	06/20/2016	0.560%	7,400	137	178	(41)
Australia Government Bond	GST	1.000%	09/20/2016	0.610%	24,100	421	221	200
Australia Government Bond	JPM	1.000%	06/20/2016	0.560%	25,000	466	570	(104)
Australia Government Bond	JPM	1.000%	09/20/2016	0.610%	22,500	393	411	(18)
Australia Government Bond	MYC	1.000%	06/20/2016	0.560%	22,000	410	525	(115)
Australia Government Bond	RYL	1.000%	06/20/2015	0.419%	14,200	269	385	(116)
Australia Government Bond	UAG	1.000%	03/20/2015	0.395%	50,000	913	693	220
Australia Government Bond	UAG	1.000%	06/20/2015	0.419%	900	17	24	(7)
Australia Government Bond	UAG	1.000%	09/20/2016	0.610%	8,100	141	148	(7)
Bank of America Corp.	JPM	1.000%	09/20/2012	1.426%	900	(2)	(38)	36
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	1.039%	162,200	(124)	(2,827)	2,703
Berkshire Hathaway Finance Corp.	BOA	1.000%	12/20/2015	1.180%	20,000	(123)	(298)	175
Berkshire Hathaway Finance Corp.	BPS	1.000%	03/20/2015	1.039%	25,000	(19)	(468)	449
Berkshire Hathaway Finance Corp.	BRC	1.012%	09/20/2013	0.758%	20,000	82	0	82
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2015	1.039%	65,000	(50)	(1,169)	1,119
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2015	1.039%	25,000	(19)	(434)	415
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2016	1.221%	22,400	(182)	(253)	71
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	1.603%	4,400	(189)	(184)	(5)
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.996%	25,000	11	(495)	506
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	1.039%	65,000	(49)	(932)	883
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	1.039%	111,400	(86)	(1,718)	1,632
Berkshire Hathaway Finance Corp.	GST	1.000%	06/20/2015	1.075%	30,000	(60)	(962)	902
Berkshire Hathaway Finance Corp.	GST	1.000%	12/20/2015	1.180%	60,000	(368)	(1,275)	907
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2021	1.629%	25,000	(1,196)	(863)	(333)
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2015	1.075%	20,000	(40)	(816)	776
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	1.180%	15,000	(92)	(463)	371
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.629%	5,900	(282)	(237)	(45)
Berkshire Hathaway Finance Corp.	MYC	1.000%	03/20/2015	1.039%	77,000	(59)	(1,445)	1,386
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	1.039%	3,300	(3)	(60)	57
BP Capital Markets America, Inc.	DUB	1.000%	12/20/2013	0.390%	900	10	8	2
Brazil Government International Bond	BOA	1.710%	05/20/2013	0.538%	15,000	296	0	296
Brazil Government International Bond	BOA	1.000%	09/20/2015	0.924%	34,600	102	(407)	509
Brazil Government International Bond	BOA	1.950%	04/20/2016	1.013%	300	14	0	14
Brazil Government International Bond	BOA	1.000%	06/20/2016	1.032%	24,600	(23)	(71)	48
Brazil Government International Bond	BOA	1.000%	03/20/2021	1.506%	7,800	(309)	(355)	46
Brazil Government International Bond	BOA	1.000%	09/20/2021	1.531%	15,000	(651)	(951)	300
Brazil Government International Bond	BRC	1.620%	03/20/2013	0.505%	20,900	240	0	240
Brazil Government International Bond	BRC	1.000%	03/20/2015	0.847%	75,000	364	(1,413)	1,777
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.876%	127,100	545	(1,967)	2,512
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.924%	240,700	711	(2,853)	3,564
Brazil Government International Bond	BRC	1.000%	12/20/2015	0.965%	105,000	174	(514)	688
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.000%	64,790	23	(514)	537
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.032%	25,000	(23)	(60)	37
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.085%	25,000	(83)	(719)	636
Brazil Government International Bond	BRC	1.000%	12/20/2016	1.132%	25,000	(141)	(871)	730
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.924%	21,000	62	(330)	392
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.000%	119,600	43	(943)	986
Brazil Government International Bond	CBK	1.000%	12/20/2016	1.132%	25,000	(141)	(871)	730
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.506%	10,100	(400)	(448)	48
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.876%	61,800	265	(873)	1,138
Brazil Government International Bond	DUB	1.000%	09/20/2015	0.924%	110,000	325	(1,220)	1,545
Brazil Government International Bond	DUB	1.000%	12/20/2015	0.965%	75,000	124	(494)	618
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.032%	100,000	(93)	(168)	75
Brazil Government International Bond	DUB	1.000%	12/20/2016	1.132%	22,900	(130)	(809)	679
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.463%	50,000	(1,688)	(1,656)	(32)
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.924%	70,000	207	(777)	984
Brazil Government International Bond	FBF	2.090%	05/20/2016	1.023%	10,000	507	0	507
Brazil Government International Bond	FBF	1.000%	06/20/2020	1.463%	25,000	(845)	(789)	(56)
Brazil Government International Bond	GST	1.000%	03/20/2015	0.847%	100,000	484	(1,931)	2,415

34	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Brazil Government International Bond	GST	1.000%	06/20/2015	0.876%	30,800	132	(414)	546
Brazil Government International Bond	GST	1.000%	09/20/2016	1.085%	47,500	(158)	(289)	131
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.876%	248,900	1,067	(3,152)	4,219
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.924%	130,500	385	(1,332)	1,717
Brazil Government International Bond	HUS	1.000%	12/20/2015	0.965%	100,000	165	(756)	921
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.000%	66,000	24	(523)	547
Brazil Government International Bond	HUS	1.000%	06/20/2020	1.463%	110,000	(3,714)	(3,489)	(225)
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.847%	25,000	121	(506)	627
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.876%	40,000	172	(420)	592
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.924%	107,000	316	(1,219)	1,535
Brazil Government International Bond	JPM	1.000%	06/20/2016	1.032%	50,000	(46)	(84)	38
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.085%	99,000	(329)	(1,137)	808
Brazil Government International Bond	JPM	1.000%	06/20/2017	1.212%	25,000	(255)	(211)	(44)
Brazil Government International Bond	JPM	1.000%	06/20/2020	1.463%	25,000	(845)	(789)	(56)
Brazil Government International Bond	MYC	1.660%	03/20/2013	0.505%	47,000	560	0	560
Brazil Government International Bond	MYC	1.770%	09/20/2014	0.774%	15,000	378	0	378
Brazil Government International Bond	MYC	1.000%	06/20/2015	0.876%	31,500	135	(305)	440
Brazil Government International Bond	MYC	1.000%	09/20/2015	0.924%	25,000	74	(157)	231
Brazil Government International Bond	MYC	1.000%	12/20/2015	0.965%	100,000	165	(806)	971
Brazil Government International Bond	MYC	1.000%	03/20/2016	1.000%	75,000	27	(608)	635
Brazil Government International Bond	MYC	1.000%	12/20/2016	1.132%	25,000	(141)	(883)	742
Brazil Government International Bond	MYC	1.520%	01/20/2017	1.149%	6,000	122	0	122
Brazil Government International Bond	RYL	1.000%	03/20/2015	0.847%	50,000	242	(989)	1,231
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.924%	27,600	82	(261)	343
Brazil Government International Bond	UAG	1.000%	03/20/2016	1.000%	50,000	17	(481)	498
California State General Obligation Bonds, Series 2003	BOA	2.530%	03/20/2021	2.017%	25,000	811	0	811
California State General Obligation Bonds, Series 2003	CBK	2.100%	03/20/2021	2.017%	20,000	117	0	117
California State General Obligation Bonds, Series 2003	MYC	2.650%	12/20/2020	2.000%	25,000	1,011	0	1,011
California State General Obligation Notes, Series 2005	GST	0.610%	03/20/2018	1.739%	25,000	(1,369)	0	(1,369)
Canada Government Bond	GST	1.000%	03/20/2015	0.159%	10,000	254	243	11
Canadian Natural Resources Ltd.	FBF	1.000%	06/20/2017	1.110%	590	(3)	(23)	20
Chesapeake Energy Corp.	DUB	5.000%	09/20/2020	5.232%	5,000	(60)	30	(90)
Chesapeake Energy Corp.	GST	5.000%	09/20/2020	5.232%	34,530	(417)	538	(955)
Chesapeake Energy Corp.	JPM	5.000%	03/20/2021	5.261%	5,900	(84)	760	(844)
China Development Bank Corp.	BRC	1.000%	06/20/2016	1.584%	20,000	(463)	(97)	(366)
China Development Bank Corp.	JPM	1.000%	06/20/2016	1.584%	15,000	(348)	(131)	(217)
China Development Bank Corp.	MYC	1.000%	06/20/2016	1.584%	50,000	(1,158)	(326)	(832)
China Government International Bond	BOA	0.780%	12/20/2014	0.613%	50,000	241	0	241
China Government International Bond	BOA	1.000%	06/20/2015	0.696%	126,600	1,271	1,811	(540)
China Government International Bond	BOA	1.000%	09/20/2015	0.762%	50,000	425	402	23
China Government International Bond	BOA	1.000%	12/20/2015	0.819%	25,000	174	362	(188)
China Government International Bond	BOA	1.000%	03/20/2016	0.868%	50,000	275	606	(331)
China Government International Bond	BPS	1.000%	06/20/2015	0.696%	25,000	251	384	(133)
China Government International Bond	BPS	1.000%	09/20/2015	0.762%	15,000	128	94	34
China Government International Bond	BPS	1.000%	03/20/2016	0.868%	42,000	231	509	(278)
China Government International Bond	BPS	1.000%	06/20/2016	0.911%	24,600	99	235	(136)
China Government International Bond	BRC	1.000%	03/20/2015	0.657%	50,000	523	520	3
China Government International Bond	BRC	1.000%	06/20/2015	0.696%	50,000	502	817	(315)
China Government International Bond	BRC	1.000%	12/20/2015	0.819%	75,000	524	1,074	(550)
China Government International Bond	BRC	1.000%	03/20/2016	0.868%	73,600	405	898	(493)
China Government International Bond	BRC	1.000%	06/20/2016	0.911%	146,900	588	1,613	(1,025)
China Government International Bond	BRC	1.000%	09/20/2016	0.977%	35,000	47	52	(5)
China Government International Bond	CBK	1.000%	06/20/2015	0.696%	24,900	250	388	(138)
China Government International Bond	CBK	1.000%	03/20/2016	0.868%	1,000	6	(11)	17
China Government International Bond	CBK	1.000%	06/20/2016	0.911%	83,500	334	1,034	(700)
China Government International Bond	CBK	1.000%	09/20/2016	0.977%	50,000	68	235	(167)
China Government International Bond	CBK	1.000%	12/20/2016	1.035%	61,300	(76)	(1,924)	1,848
China Government International Bond	DUB	1.000%	03/20/2015	0.657%	30,000	314	312	2
China Government International Bond	DUB	1.000%	12/20/2015	0.819%	25,000	175	349	(174)
China Government International Bond	DUB	1.000%	03/20/2016	0.868%	30,000	165	364	(199)
China Government International Bond	DUB	1.000%	06/20/2016	0.911%	40,200	161	421	(260)
China Government International Bond	DUB	1.000%	09/20/2016	0.977%	55,100	74	304	(230)
China Government International Bond	DUB	1.000%	12/20/2016	1.035%	21,000	(26)	(1,061)	1,035
China Government International Bond	FBF	1.000%	03/20/2015	0.657%	85,000	888	410	478
China Government International Bond	FBF	1.000%	06/20/2015	0.696%	25,000	251	136	115
China Government International Bond	FBF	1.000%	12/20/2016	1.035%	96,300	(119)	(4,622)	4,503
China Government International Bond	GST	1.000%	09/20/2015	0.762%	25,000	212	182	30
China Government International Bond	GST	1.000%	09/20/2016	0.977%	20,600	27	110	(83)
China Government International Bond	JPM	1.000%	03/20/2015	0.657%	35,000	366	157	209
China Government International Bond	JPM	1.000%	06/20/2015	0.696%	60,000	603	494	109
China Government International Bond	JPM	1.000%	09/20/2015	0.762%	10,000	85	62	23
China Government International Bond	JPM	1.000%	12/20/2015	0.819%	25,000	175	349	(174)
China Government International Bond	JPM	1.000%	03/20/2016	0.868%	50,000	274	594	(320)
China Government International Bond	JPM	1.000%	06/20/2016	0.911%	75,000	301	765	(464)
China Government International Bond	JPM	1.000%	09/20/2016	0.977%	93,500	126	516	(390)
China Government International Bond	JPM	1.000%	12/20/2016	1.035%	70,500	(87)	(2,642)	2,555
China Government International Bond	MYC	1.000%	03/20/2015	0.657%	100,000	1,045	463	582
China Government International Bond	MYC	1.000%	12/20/2015	0.819%	50,000	350	712	(362)
China Government International Bond	MYC	1.000%	06/20/2016	0.911%	25,000	100	276	(176)
China Government International Bond	MYC	1.000%	09/20/2016	0.977%	74,300	100	416	(316)
China Government International Bond	MYC	1.000%	12/20/2016	1.035%	55,800	(69)	(2,648)	2,579
China Government International Bond	RYL	1.000%	03/20/2015	0.657%	20,000	209	198	11

See Accompanying Notes	35

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

China Government International Bond	RYL	1.000%	06/20/2015	0.696%	104,600	1,050	1,382	(332)
China Government International Bond	RYL	1.000%	12/20/2015	0.819%	25,000	174	362	(188)
China Government International Bond	RYL	1.000%	09/20/2016	0.977%	67,200	90	(8)	98
China Government International Bond	RYL	1.000%	12/20/2016	1.035%	51,700	(64)	(1,971)	1,907
China Government International Bond	UAG	1.000%	03/20/2015	0.657%	25,000	261	119	142
China Government International Bond	UAG	1.000%	06/20/2015	0.696%	25,000	251	396	(145)
China Government International Bond	UAG	1.000%	09/20/2015	0.762%	25,000	212	219	(7)
China Government International Bond	UAG	1.000%	09/20/2016	0.977%	31,900	43	(89)	132
China Government International Bond	UAG	1.000%	12/20/2016	1.035%	46,400	(58)	(1,425)	1,367
Citigroup, Inc.	JPM	1.000%	09/20/2012	0.814%	5,300	7	(29)	36
Dell, Inc.	BRC	1.000%	09/20/2013	0.467%	14,100	116	74	42
Dell, Inc.	CBK	1.000%	09/20/2013	0.467%	19,400	160	111	49
Dow Chemical Co.	GST	1.000%	06/20/2019	1.555%	10,000	(358)	(762)	404
Dow Chemical Co.	JPM	1.000%	06/20/2019	1.555%	10,000	(359)	(792)	433
Egypt Government International Bond	DUB	1.000%	06/20/2016	5.384%	10,000	(1,612)	(894)	(718)
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2014	0.799%	6,000	35	(154)	189
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.003%	9,500	2	(29)	31
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	12/20/2014	0.799%	5,000	29	(185)	214
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	1.003%	5,500	1	(42)	43
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2014	0.799%	6,000	35	(154)	189
Emirate of Abu Dhabi Government International Bond	GST	1.000%	12/20/2014	0.799%	16,000	93	(453)	546
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.003%	2,000	0	(17)	17
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	12/20/2014	0.799%	5,000	29	(185)	214
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	12/20/2015	0.966%	25,000	40	(161)	201
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	03/20/2016	1.003%	5,000	2	(2)	4
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	0.966%	25,000	40	(161)	201
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	03/20/2016	1.003%	5,000	1	(7)	8
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.799%	17,000	99	(460)	559
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	1.003%	5,000	1	(5)	6
Export-Import Bank of China	BPS	1.000%	06/20/2016	1.350%	15,000	(208)	(141)	(67)
Export-Import Bank of China	BRC	1.000%	06/20/2016	1.350%	30,000	(416)	(266)	(150)
Export-Import Bank of China	CBK	1.000%	06/20/2016	1.350%	10,000	(139)	(97)	(42)
Export-Import Bank of China	DUB	1.000%	06/20/2016	1.350%	10,000	(139)	(48)	(91)
Export-Import Bank of China	FBF	1.000%	06/20/2016	1.350%	5,000	(70)	(44)	(26)
Export-Import Bank of China	FBF	1.000%	12/20/2016	1.500%	10,000	(221)	(970)	749
Export-Import Bank of China	GST	1.000%	06/20/2016	1.350%	20,000	(278)	(184)	(94)
Export-Import Bank of China	HUS	1.000%	06/20/2016	1.350%	10,000	(139)	(53)	(86)
Export-Import Bank of China	JPM	1.000%	06/20/2016	1.350%	25,000	(347)	(193)	(154)
Export-Import Bank of China	MYC	1.000%	06/20/2016	1.350%	40,000	(555)	(232)	(323)
Florida State Board of Education General Obligation Notes, Series 2005	CBK	0.470%	03/20/2018	1.058%	10,000	(316)	0	(316)
France Government Bond	BOA	0.250%	12/20/2015	1.378%	32,100	(1,298)	(872)	(426)
France Government Bond	BOA	0.250%	03/20/2016	1.423%	116,200	(5,191)	(4,570)	(621)
France Government Bond	BOA	0.250%	09/20/2016	1.526%	15,000	(813)	(905)	92
France Government Bond	BRC	0.250%	03/20/2016	1.423%	224,000	(10,009)	(8,323)	(1,686)
France Government Bond	BRC	0.250%	09/20/2016	1.526%	35,400	(1,919)	(2,165)	246
France Government Bond	CBK	0.250%	06/20/2015	1.265%	79,600	(2,529)	(1,590)	(939)
France Government Bond	CBK	0.250%	12/20/2015	1.378%	11,900	(481)	(375)	(106)
France Government Bond	CBK	0.250%	03/20/2016	1.423%	40,000	(1,787)	(1,487)	(300)
France Government Bond	CBK	0.250%	06/20/2016	1.463%	120,400	(5,887)	(5,198)	(689)
France Government Bond	CBK	0.250%	09/20/2016	1.526%	139,500	(7,560)	(6,474)	(1,086)
France Government Bond	DUB	0.250%	06/20/2015	1.265%	9,900	(315)	(182)	(133)
France Government Bond	DUB	0.250%	12/20/2015	1.378%	150,000	(6,067)	(4,004)	(2,063)
France Government Bond	DUB	0.250%	03/20/2016	1.423%	96,200	(4,298)	(3,894)	(404)
France Government Bond	DUB	0.250%	06/20/2016	1.463%	50,000	(2,445)	(1,153)	(1,292)
France Government Bond	GST	0.250%	03/20/2016	1.423%	100,000	(4,468)	(3,719)	(749)
France Government Bond	GST	0.250%	09/20/2016	1.526%	113,500	(6,152)	(5,910)	(242)
France Government Bond	HUS	0.250%	09/20/2016	1.526%	75,400	(4,087)	(3,715)	(372)
France Government Bond	JPM	0.250%	12/20/2015	1.378%	50,000	(2,022)	(1,393)	(629)
France Government Bond	JPM	0.250%	03/20/2016	1.423%	50,000	(2,234)	(1,998)	(236)
France Government Bond	MYC	0.250%	03/20/2016	1.423%	18,100	(808)	(616)	(192)
France Government Bond	MYC	0.250%	06/20/2016	1.463%	90,100	(4,405)	(3,950)	(455)
France Government Bond	MYC	0.250%	09/20/2016	1.526%	37,100	(2,011)	(1,752)	(259)
France Government Bond	RYL	0.250%	12/20/2015	1.378%	83,300	(3,370)	(1,778)	(1,592)
France Government Bond	RYL	0.250%	03/20/2016	1.423%	18,900	(845)	(635)	(210)
France Government Bond	UAG	0.250%	09/20/2015	1.326%	15,400	(557)	(408)	(149)
France Government Bond	UAG	0.250%	03/20/2016	1.423%	202,300	(9,039)	(8,185)	(854)
France Government Bond	UAG	0.250%	09/20/2016	1.526%	143,900	(7,799)	(6,324)	(1,475)
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.372%	25,000	309	332	(23)
General Electric Capital Corp.	BOA	1.000%	09/20/2013	0.673%	10,000	52	54	(2)
General Electric Capital Corp.	BOA	5.000%	06/20/2014	0.881%	70,500	6,538	2,605	3,933
General Electric Capital Corp.	BOA	1.000%	12/20/2014	1.004%	25,000	6	(1,123)	1,129

36	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.176%	76,000	(457)	(2,477)	2,020
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.212%	112,900	(876)	(1,444)	568
General Electric Capital Corp.	BOA	1.000%	06/20/2016	1.243%	4,900	(46)	(73)	27
General Electric Capital Corp.	BPS	1.000%	09/20/2012	0.372%	5,000	17	(60)	77
General Electric Capital Corp.	BPS	4.700%	12/20/2013	0.779%	7,300	505	0	505
General Electric Capital Corp.	BPS	1.000%	12/20/2014	1.004%	34,400	9	(1,730)	1,739
General Electric Capital Corp.	BPS	1.000%	12/20/2015	1.176%	50,000	(301)	(1,903)	1,602
General Electric Capital Corp.	BPS	1.000%	03/20/2016	1.212%	25,000	(194)	(359)	165
General Electric Capital Corp.	BRC	5.000%	06/20/2012	0.372%	22,300	275	459	(184)
General Electric Capital Corp.	BRC	0.640%	12/20/2012	0.380%	33,800	72	0	72
General Electric Capital Corp.	BRC	1.000%	12/20/2012	0.372%	20,600	102	(222)	324
General Electric Capital Corp.	BRC	0.910%	03/20/2013	0.491%	50,000	221	0	221
General Electric Capital Corp.	BRC	1.580%	03/20/2013	0.491%	25,000	280	0	280
General Electric Capital Corp.	BRC	1.280%	06/20/2013	0.557%	40,000	373	0	373
General Electric Capital Corp.	BRC	4.050%	12/20/2013	0.779%	25,000	1,445	0	1,445
General Electric Capital Corp.	BRC	4.800%	12/20/2013	0.779%	30,000	2,129	0	2,129
General Electric Capital Corp.	BRC	1.000%	12/20/2014	1.004%	50,000	12	(2,557)	2,569
General Electric Capital Corp.	BRC	1.000%	12/20/2015	1.176%	35,000	(210)	(683)	473
General Electric Capital Corp.	CBK	1.000%	06/20/2013	0.546%	21,100	126	(523)	649
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.779%	17,300	985	0	985
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.779%	57,300	3,589	0	3,589
General Electric Capital Corp.	CBK	4.800%	12/20/2013	0.779%	50,000	3,549	0	3,549
General Electric Capital Corp.	CBK	4.875%	12/20/2013	0.779%	46,900	3,391	0	3,391
General Electric Capital Corp.	CBK	3.800%	03/20/2014	0.846%	30,000	1,781	0	1,781
General Electric Capital Corp.	CBK	3.820%	03/20/2014	0.846%	50,000	2,988	0	2,988
General Electric Capital Corp.	CBK	3.850%	03/20/2014	0.846%	25,900	1,563	0	1,563
General Electric Capital Corp.	CBK	3.950%	03/20/2014	0.846%	15,000	935	0	935
General Electric Capital Corp.	CBK	4.000%	03/20/2014	0.846%	50,000	3,168	0	3,168
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.949%	50,000	5,053	1,187	3,866
General Electric Capital Corp.	CBK	1.000%	12/20/2014	1.004%	25,000	6	(1,123)	1,129
General Electric Capital Corp.	CBK	1.000%	09/20/2015	1.136%	25,000	(106)	(876)	770
General Electric Capital Corp.	CBK	1.000%	03/20/2016	1.212%	25,000	(194)	(190)	(4)
General Electric Capital Corp.	DUB	5.000%	06/20/2013	0.546%	55,000	3,108	1,269	1,839
General Electric Capital Corp.	DUB	5.000%	09/20/2013	0.673%	30,000	1,972	634	1,338
General Electric Capital Corp.	DUB	4.300%	12/20/2013	0.779%	24,700	1,536	0	1,536
General Electric Capital Corp.	DUB	4.800%	12/20/2013	0.779%	20,000	1,420	0	1,420
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.779%	34,100	2,480	0	2,480
General Electric Capital Corp.	DUB	4.000%	03/20/2014	0.846%	10,000	634	0	634
General Electric Capital Corp.	DUB	4.050%	03/20/2014	0.846%	25,000	1,609	0	1,609
General Electric Capital Corp.	DUB	5.000%	06/20/2014	0.881%	29,800	2,764	1,011	1,753
General Electric Capital Corp.	DUB	1.000%	09/20/2015	1.136%	110,000	(467)	(4,219)	3,752
General Electric Capital Corp.	DUB	1.000%	12/20/2015	1.176%	90,000	(541)	(3,099)	2,558
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.212%	37,100	(288)	(2,466)	2,178
General Electric Capital Corp.	GST	1.280%	06/20/2013	0.557%	10,000	93	0	93
General Electric Capital Corp.	JPM	1.000%	06/20/2012	0.372%	11,800	21	(223)	244
General Electric Capital Corp.	JPM	1.000%	03/20/2014	0.828%	10,000	37	(263)	300
General Electric Capital Corp.	JPM	1.000%	12/20/2014	1.004%	75,000	19	(3,867)	3,886
General Electric Capital Corp.	JPM	1.000%	09/20/2015	1.136%	15,000	(64)	(526)	462
General Electric Capital Corp.	JPM	1.000%	12/20/2015	1.176%	125,000	(751)	(3,121)	2,370
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.238%	10,000	(366)	0	(366)
General Electric Capital Corp.	MYC	1.000%	09/20/2013	0.673%	65,000	338	349	(11)
General Electric Capital Corp.	MYC	1.000%	12/20/2014	1.004%	50,000	12	(2,368)	2,380
General Electric Capital Corp.	MYC	1.000%	09/20/2015	1.136%	85,000	(361)	(3,104)	2,743
General Electric Capital Corp.	MYC	1.000%	12/20/2015	1.176%	10,000	(60)	(172)	112
General Electric Capital Corp.	MYC	1.000%	06/20/2016	1.243%	50,900	(484)	(255)	(229)
General Electric Capital Corp.	MYC	1.000%	03/20/2017	1.336%	2,900	(45)	(246)	201
General Electric Capital Corp.	MYC	1.000%	06/20/2018	1.425%	6,700	(161)	(676)	515
General Electric Capital Corp.	UAG	1.000%	12/20/2014	1.004%	65,000	16	(3,362)	3,378
Indonesia Government International Bond	BOA	1.000%	09/20/2015	1.140%	15,000	(66)	(435)	369
Indonesia Government International Bond	BOA	1.000%	12/20/2015	1.218%	50,000	(377)	(660)	283
Indonesia Government International Bond	BPS	1.000%	09/20/2015	1.140%	35,000	(153)	(951)	798
Indonesia Government International Bond	BPS	1.000%	03/20/2016	1.286%	10,000	(106)	(149)	43
Indonesia Government International Bond	BRC	1.000%	09/20/2015	1.140%	45,000	(197)	(1,437)	1,240
Indonesia Government International Bond	BRC	1.000%	12/20/2015	1.218%	60,000	(451)	(891)	440
Indonesia Government International Bond	BRC	1.000%	03/20/2016	1.286%	10,000	(106)	(149)	43
Indonesia Government International Bond	BRC	1.000%	06/20/2021	2.138%	10,000	(870)	(671)	(199)
Indonesia Government International Bond	CBK	1.000%	09/20/2015	1.140%	12,100	(53)	(274)	221
Indonesia Government International Bond	CBK	1.000%	12/20/2015	1.218%	15,000	(113)	(218)	105
Indonesia Government International Bond	CBK	1.000%	06/20/2016	1.346%	5,000	(69)	(95)	26
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.140%	25,000	(109)	(619)	510
Indonesia Government International Bond	DUB	1.000%	12/20/2015	1.218%	15,000	(113)	(211)	98
Indonesia Government International Bond	FBF	1.000%	09/20/2015	1.140%	10,000	(44)	(218)	174
Indonesia Government International Bond	FBF	1.000%	12/20/2015	1.218%	20,000	(150)	(318)	168
Indonesia Government International Bond	FBF	1.000%	03/20/2016	1.286%	21,900	(233)	(496)	263
Indonesia Government International Bond	FBF	1.000%	06/20/2021	2.138%	25,000	(2,175)	(1,641)	(534)
Indonesia Government International Bond	GST	1.000%	09/20/2015	1.140%	10,000	(44)	(333)	289
Indonesia Government International Bond	HUS	1.000%	09/20/2015	1.140%	25,000	(110)	(792)	682
Indonesia Government International Bond	HUS	1.000%	03/20/2016	1.286%	25,000	(266)	(566)	300
Indonesia Government International Bond	HUS	1.000%	09/20/2016	1.441%	2,000	(37)	(39)	2
Indonesia Government International Bond	JPM	1.000%	09/20/2015	1.140%	35,000	(154)	(814)	660
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.218%	8,700	(65)	(138)	73
Indonesia Government International Bond	JPM	1.000%	03/20/2016	1.286%	10,000	(106)	(178)	72
Indonesia Government International Bond	JPM	1.000%	06/20/2016	1.346%	12,500	(172)	(232)	60
Indonesia Government International Bond	JPM	1.000%	09/20/2016	1.441%	5,000	(93)	(79)	(14)
Indonesia Government International Bond	JPM	1.000%	06/20/2021	2.138%	30,000	(2,611)	(2,045)	(566)
Indonesia Government International Bond	MYC	1.000%	09/20/2015	1.140%	25,000	(110)	(623)	513

See Accompanying Notes	37

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Indonesia Government International Bond	MYC	1.000%	12/20/2015	1.218%	30,000	(226)	(449)	223
Indonesia Government International Bond	MYC	1.000%	03/20/2016	1.286%	20,000	(213)	(342)	129
Indonesia Government International Bond	MYC	1.000%	06/20/2021	2.138%	10,000	(870)	(649)	(221)
Indonesia Government International Bond	RYL	1.000%	09/20/2015	1.140%	65,000	(285)	(1,465)	1,180
Indonesia Government International Bond	RYL	1.000%	03/20/2016	1.286%	46,900	(499)	(1,041)	542
Indonesia Government International Bond	RYL	1.000%	09/20/2016	1.441%	28,700	(533)	(506)	(27)
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.441%	13,600	(253)	(215)	(38)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.138%	5,000	(436)	(366)	(70)
International Lease Finance Corp.	DUB	5.000%	06/20/2016	4.321%	6,000	157	(315)	472
Japan Government International Bond	BOA	1.000%	03/20/2015	0.593%	69,600	862	507	355
Japan Government International Bond	BOA	1.000%	06/20/2015	0.629%	46,700	569	443	126
Japan Government International Bond	BOA	1.000%	09/20/2015	0.688%	125,000	1,385	2,043	(658)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.737%	56,000	559	969	(410)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.781%	62,100	553	892	(339)
Japan Government International Bond	BOA	1.000%	06/20/2016	0.819%	53,300	418	583	(165)
Japan Government International Bond	BOA	1.000%	09/20/2016	0.873%	25,000	148	(85)	233
Japan Government International Bond	BOA	1.000%	12/20/2016	0.920%	30,000	122	(580)	702
Japan Government International Bond	BOA	1.000%	03/20/2017	0.961%	251,900	557	(3,432)	3,989
Japan Government International Bond	BOA	1.000%	06/20/2017	1.000%	92,500	32	(229)	261
Japan Government International Bond	BPS	1.000%	03/20/2016	0.781%	9,900	88	72	16
Japan Government International Bond	BPS	1.000%	06/20/2016	0.819%	25,000	196	261	(65)
Japan Government International Bond	BRC	1.000%	03/20/2015	0.593%	22,000	273	210	63
Japan Government International Bond	BRC	1.000%	03/20/2016	0.781%	16,000	143	196	(53)
Japan Government International Bond	DUB	1.000%	03/20/2015	0.593%	2,300	29	18	11
Japan Government International Bond	DUB	1.000%	06/20/2015	0.629%	20,000	244	177	67
Japan Government International Bond	DUB	1.000%	12/20/2015	0.737%	41,700	416	786	(370)
Japan Government International Bond	GST	1.000%	03/20/2015	0.593%	180,500	2,235	1,549	686
Japan Government International Bond	GST	1.000%	06/20/2015	0.629%	44,900	548	53	495
Japan Government International Bond	GST	1.000%	09/20/2015	0.688%	50,000	554	806	(252)
Japan Government International Bond	GST	1.000%	12/20/2015	0.737%	101,200	1,011	1,876	(865)
Japan Government International Bond	GST	1.000%	03/20/2016	0.781%	50,000	445	391	54
Japan Government International Bond	GST	1.000%	06/20/2016	0.819%	75,000	587	486	101
Japan Government International Bond	GST	1.000%	09/20/2016	0.873%	74,100	438	(436)	874
Japan Government International Bond	GST	1.000%	12/20/2016	0.920%	25,000	100	(474)	574
Japan Government International Bond	GST	1.000%	03/20/2017	0.961%	143,000	316	(2,094)	2,410
Japan Government International Bond	GST	1.000%	06/20/2017	1.000%	20,700	7	(62)	69
Japan Government International Bond	HUS	1.000%	03/20/2017	0.961%	75,000	166	(1,199)	1,365
Japan Government International Bond	JPM	1.000%	09/20/2015	0.688%	75,000	831	1,220	(389)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.781%	53,800	480	446	34
Japan Government International Bond	MYC	1.000%	06/20/2015	0.629%	25,000	305	82	223
Japan Government International Bond	MYC	1.000%	12/20/2015	0.737%	25,000	249	452	(203)
Japan Government International Bond	MYC	1.000%	03/20/2016	0.781%	25,000	223	178	45
Japan Government International Bond	MYC	1.000%	06/20/2016	0.819%	177,000	1,386	707	679
Japan Government International Bond	MYC	1.000%	09/20/2016	0.873%	35,000	207	(333)	540
Japan Government International Bond	MYC	1.000%	12/20/2016	0.920%	73,200	296	(1,462)	1,758
Japan Government International Bond	MYC	1.000%	03/20/2017	0.961%	98,200	217	(1,297)	1,514
Japan Government International Bond	MYC	1.000%	06/20/2017	1.000%	17,500	6	(48)	54
Japan Government International Bond	RYL	1.000%	06/20/2015	0.629%	30,100	367	246	121
Japan Government International Bond	RYL	1.000%	12/20/2015	0.737%	50,000	500	930	(430)
Japan Government International Bond	RYL	1.000%	03/20/2016	0.781%	35,000	311	342	(31)
Japan Government International Bond	RYL	1.000%	06/20/2016	0.819%	25,000	196	168	28
Japan Government International Bond	RYL	1.000%	09/20/2016	0.873%	25,000	148	(97)	245
Japan Government International Bond	RYL	1.000%	12/20/2016	0.920%	25,000	101	(480)	581
Japan Government International Bond	UAG	1.000%	06/20/2015	0.629%	35,000	427	463	(36)
Japan Government International Bond	UAG	1.000%	12/20/2016	0.920%	25,000	100	(474)	574
Japan Government International Bond	UAG	1.000%	03/20/2017	0.961%	20,000	44	(298)	342
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	1.797%	15,000	(452)	(433)	(19)
Kazakhstan Government International Bond	HUS	1.000%	09/20/2015	1.680%	25,000	(564)	(951)	387
Kazakhstan Government International Bond	MYC	1.000%	09/20/2015	1.680%	25,000	(565)	(985)	420
Kazakhstan Government International Bond	UAG	1.000%	09/20/2015	1.680%	25,000	(565)	(985)	420
Kinder Morgan Energy Partners LP	DUB	1.000%	03/20/2018	1.788%	25,000	(1,072)	(978)	(94)
Kinder Morgan Energy Partners LP	FBF	1.000%	03/20/2018	1.788%	2,100	(90)	(82)	(8)
Kohl’s Corp.	BPS	1.000%	12/20/2017	1.637%	20,500	(687)	(12)	(675)
Kohl’s Corp.	MYC	1.000%	12/20/2017	1.637%	20,000	(670)	(12)	(658)
Lincoln National Corp.	CBK	1.000%	03/20/2016	1.971%	12,700	(460)	(417)	(43)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	1.534%	7,400	(16)	(236)	220
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2012	1.534%	3,700	(8)	(173)	165
Merrill Lynch & Co., Inc.	UAG	1.000%	06/20/2012	1.533%	8,100	(7)	(210)	203
MetLife, Inc.	BOA	1.000%	09/20/2013	1.033%	26,500	(3)	(1,434)	1,431
MetLife, Inc.	BOA	1.000%	12/20/2014	1.565%	5,200	(76)	(69)	(7)
MetLife, Inc.	BOA	1.000%	09/20/2015	1.801%	25,000	(659)	(1,584)	925
MetLife, Inc.	BOA	1.000%	03/20/2016	1.913%	46,200	(1,574)	(707)	(867)
MetLife, Inc.	BOA	1.000%	06/20/2016	1.959%	25,000	(947)	(414)	(533)
MetLife, Inc.	BOA	1.000%	09/20/2020	2.279%	10,000	(896)	(1,146)	250
MetLife, Inc.	CBK	1.000%	12/20/2014	1.565%	800	(12)	(13)	1
MetLife, Inc.	CBK	1.000%	06/20/2016	1.959%	20,000	(757)	(475)	(282)
MetLife, Inc.	DUB	5.000%	06/20/2012	0.698%	120,000	1,389	4,471	(3,082)
MetLife, Inc.	DUB	1.000%	03/20/2016	1.913%	17,000	(580)	(404)	(176)
MetLife, Inc.	FBF	1.000%	09/20/2013	1.033%	20,000	(3)	(919)	916
MetLife, Inc.	FBF	1.000%	12/20/2014	1.565%	800	(12)	(11)	(1)
MetLife, Inc.	GST	1.000%	03/20/2015	1.654%	25,000	(463)	(1,561)	1,098
MetLife, Inc.	GST	1.000%	12/20/2015	1.861%	27,000	(818)	(1,638)	820
MetLife, Inc.	GST	1.000%	03/20/2016	1.913%	25,000	(851)	(622)	(229)
MetLife, Inc.	JPM	1.000%	09/20/2015	1.801%	25,000	(659)	(1,694)	1,035
MetLife, Inc.	JPM	1.000%	12/20/2015	1.861%	23,000	(696)	(1,415)	719
MetLife, Inc.	JPM	1.000%	03/20/2016	1.913%	15,000	(511)	(463)	(48)

38	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

MetLife, Inc.	SOG	1.000%	09/20/2013	1.033%	21,400	(2)	(1,004)	1,002
MetLife, Inc.	UAG	1.000%	09/20/2013	1.033%	10,000	(1)	(490)	489
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.872%	19,800	94	(280)	374
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.476%	11,000	(411)	(476)	65
Mexico Government International Bond	BPS	1.000%	03/20/2017	1.132%	25,000	(149)	(311)	162
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.782%	42,400	288	(916)	1,204
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.872%	61,000	291	(635)	926
Mexico Government International Bond	BRC	1.000%	12/20/2015	0.915%	50,000	172	(124)	296
Mexico Government International Bond	BRC	1.000%	03/20/2016	0.954%	50,000	108	(414)	522
Mexico Government International Bond	BRC	1.000%	12/20/2016	1.090%	23,500	(88)	(830)	742
Mexico Government International Bond	BRC	1.000%	03/20/2017	1.132%	30,000	(179)	(454)	275
Mexico Government International Bond	BRC	1.000%	09/20/2021	1.503%	25,000	(1,031)	(1,986)	955
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.872%	91,800	437	(808)	1,245
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.954%	240,400	521	(2,214)	2,735
Mexico Government International Bond	CBK	1.000%	06/20/2016	0.987%	50,000	44	(48)	92
Mexico Government International Bond	CBK	1.000%	09/20/2016	1.042%	25,000	(36)	(707)	671
Mexico Government International Bond	CBK	1.000%	12/20/2016	1.090%	25,000	(94)	(871)	777
Mexico Government International Bond	CBK	1.000%	03/20/2021	1.476%	22,700	(848)	(964)	116
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.872%	9,400	45	(118)	163
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.915%	50,000	172	(456)	628
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.954%	150,000	325	(1,182)	1,507
Mexico Government International Bond	DUB	1.000%	12/20/2016	1.090%	25,000	(94)	(871)	777
Mexico Government International Bond	DUB	1.000%	03/20/2017	1.132%	15,000	(89)	(165)	76
Mexico Government International Bond	DUB	1.000%	03/20/2021	1.476%	50,000	(1,868)	(1,774)	(94)
Mexico Government International Bond	FBF	1.000%	09/20/2015	0.872%	25,000	119	(217)	336
Mexico Government International Bond	GST	1.000%	09/20/2016	1.042%	54,400	(79)	(485)	406
Mexico Government International Bond	GST	1.000%	03/20/2017	1.132%	75,000	(449)	(1,031)	582
Mexico Government International Bond	HUS	1.000%	03/20/2015	0.782%	22,300	152	(471)	623
Mexico Government International Bond	HUS	1.000%	12/20/2015	0.915%	50,000	173	(479)	652
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.954%	10,000	21	(44)	65
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.476%	27,000	(1,009)	(1,271)	262
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.955%	6,950	(7)	0	(7)
Mexico Government International Bond	JPM	1.000%	09/20/2016	1.042%	10,000	(14)	(46)	32
Mexico Government International Bond	JPM	1.000%	12/20/2016	1.090%	25,000	(94)	(889)	795
Mexico Government International Bond	MYC	1.000%	12/20/2015	0.915%	25,000	87	(356)	443
Mexico Government International Bond	MYC	1.000%	09/20/2016	1.042%	63,900	(94)	(506)	412
Mexico Government International Bond	MYC	1.000%	03/20/2017	1.132%	5,000	(30)	(55)	25
Mexico Government International Bond	RYL	1.000%	03/20/2015	0.782%	25,000	169	(529)	698
Mexico Government International Bond	RYL	1.000%	09/20/2016	1.042%	5,000	(7)	(139)	132
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.872%	19,100	91	(270)	361
Mexico Government International Bond	UAG	1.000%	09/20/2016	1.042%	17,900	(27)	(79)	52
Morgan Stanley	BRC	1.000%	09/20/2012	2.172%	12,400	(65)	(227)	162
Morgan Stanley	CBK	1.000%	09/20/2012	2.172%	4,100	(22)	(60)	38
Morgan Stanley	DUB	1.000%	03/20/2013	2.313%	7,500	(92)	(333)	241
Morgan Stanley	JPM	1.000%	09/20/2012	2.172%	27,100	(142)	(597)	455
Morgan Stanley	UAG	1.000%	09/20/2012	2.172%	6,900	(36)	(115)	79
Panama Government International Bond	DUB	1.170%	04/20/2017	1.080%	14,000	136	0	136
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	0.549%	23,000	84	(127)	211
Philippines Government International Bond	BOA	1.000%	12/20/2015	1.034%	6,600	(6)	(140)	134
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	1.036%	10,000	988	(179)	1,167
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	1.408%	10,000	(153)	(114)	(39)
Prudential Financial, Inc.	BOA	1.000%	03/20/2018	1.666%	15,000	(542)	(424)	(118)
Prudential Financial, Inc.	CBK	5.000%	09/20/2014	1.036%	5,000	493	(90)	583
Prudential Financial, Inc.	GST	2.250%	03/20/2013	0.621%	10,000	167	0	167
Prudential Financial, Inc.	GST	1.000%	03/20/2016	1.408%	20,000	(305)	(382)	77
Prudential Financial, Inc.	GST	1.000%	12/20/2017	1.651%	10,000	(340)	(950)	610
Prudential Financial, Inc.	GST	1.000%	03/20/2018	1.666%	15,000	(542)	(482)	(60)
Qatar Government International Bond	CBK	1.000%	03/20/2016	0.994%	3,000	2	(20)	22
Qatar Government International Bond	FBF	1.000%	03/20/2016	0.994%	11,000	7	(5)	12
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.994%	6,000	4	(34)	38
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.994%	12,000	7	(21)	28
Qatar Government International Bond	RYL	1.000%	03/20/2016	0.994%	6,000	3	(6)	9
Republic of Germany	BRC	0.250%	12/20/2016	0.651%	150,000	(2,763)	(6,548)	3,785
Republic of Germany	CBK	0.250%	06/20/2016	0.547%	50,000	(614)	(816)	202
Republic of Germany	CBK	0.250%	09/20/2016	0.602%	50,000	(769)	(868)	99
Republic of Germany	GST	0.250%	03/20/2016	0.509%	84,800	(855)	(1,287)	432
Republic of Germany	GST	0.250%	09/20/2016	0.602%	50,000	(769)	(807)	38
Republic of Germany	GST	0.250%	12/20/2016	0.651%	90,000	(1,657)	(3,964)	2,307
Republic of Germany	HUS	0.250%	09/20/2016	0.602%	46,300	(712)	(1,359)	647
Republic of Germany	HUS	0.250%	12/20/2016	0.651%	49,400	(910)	(2,106)	1,196
Republic of Germany	MYC	0.250%	09/20/2016	0.602%	50,000	(769)	(1,468)	699
Republic of Germany	SOG	0.250%	06/20/2016	0.547%	127,700	(1,566)	(1,042)	(524)
Republic of Germany	UAG	0.250%	06/20/2016	0.547%	22,300	(273)	(187)	(86)
Republic of Germany	UAG	0.250%	09/20/2016	0.602%	382,400	(5,881)	(9,425)	3,544
Republic of Italy	GST	1.000%	12/20/2015	3.687%	50,000	(4,506)	(1,682)	(2,824)
Republic of Italy	GST	1.000%	06/20/2016	3.760%	18,900	(1,947)	(457)	(1,490)
Republic of Korea	DUB	1.000%	09/20/2016	1.069%	10,000	(27)	(211)	184
Republic of Korea	DUB	1.000%	12/20/2016	1.131%	25,000	(139)	(705)	566
Republic of Korea	GST	1.000%	09/20/2016	1.069%	10,000	(27)	(211)	184
Republic of Korea	GST	1.000%	12/20/2016	1.131%	25,000	(139)	(693)	554
Republic of Korea	HUS	1.000%	09/20/2016	1.069%	31,000	(82)	(68)	(14)
Republic of Korea	JPM	1.000%	12/20/2016	1.131%	35,000	(195)	(978)	783
Republic of Korea	MYC	1.000%	09/20/2016	1.069%	25,000	(65)	(243)	178
Republic of Korea	MYC	1.000%	12/20/2016	1.131%	15,000	(84)	(416)	332
Republic of Korea	UAG	1.000%	09/20/2016	1.069%	20,000	(53)	(426)	373
Russia Government International Bond	GST	1.000%	03/20/2016	1.613%	25,000	(578)	(619)	41

See Accompanying Notes	39

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Russia Government International Bond	HUS	1.000%	09/20/2016	1.719%		25,000	(760)	(1,309)	549
Russia Government International Bond	HUS	1.000%	12/20/2016	1.767%		100,000	(3,409)	(6,111)	2,702
Russia Government International Bond	MYC	1.000%	09/20/2016	1.719%		25,000	(761)	(1,321)	560
SLM Corp.	BOA	5.000%	03/20/2016	3.738%		5,000	234	17	217
SLM Corp.	GST	5.000%	03/20/2016	3.738%		200	10	1	9
South Africa Government International Bond	BRC	1.000%	12/20/2015	1.306%		25,000	(268)	(184)	(84)
South Africa Government International Bond	DUB	1.000%	12/20/2015	1.306%		25,000	(268)	(184)	(84)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	5.927%	JPY	1,605,400	(443)	(2,341)	1,898
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	5.928%		2,663,100	(1,111)	(6,651)	5,540
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	7.001%		282,000	(235)	(699)	464
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	6.866%		571,000	(554)	(1,233)	679
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	5.926%		117,000	(15)	(240)	225
U.S. Treasury Notes	BPS	0.250%	09/20/2012	0.082%	EUR	25,000	30	(190)	220
U.S. Treasury Notes	BPS	0.250%	03/20/2015	0.137%		45,000	205	(219)	424
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.244%		25,000	12	(495)	507
U.S. Treasury Notes	BRC	0.250%	03/20/2015	0.137%		104,000	474	(1,467)	1,941
U.S. Treasury Notes	DUB	0.250%	09/20/2012	0.082%		7,000	8	(47)	55
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.137%		25,000	114	(344)	458
U.S. Treasury Notes	DUB	0.250%	06/20/2015	0.150%		50,000	219	(526)	745
U.S. Treasury Notes	DUB	0.250%	09/20/2015	0.172%		50,000	185	(689)	874
U.S. Treasury Notes	DUB	0.250%	06/20/2016	0.222%		50,000	85	(951)	1,036
U.S. Treasury Notes	DUB	0.250%	09/20/2016	0.244%		50,000	24	(931)	955
U.S. Treasury Notes	FBF	0.250%	03/20/2016	0.207%		173,500	410	(2,143)	2,553
U.S. Treasury Notes	HUS	0.250%	03/20/2016	0.207%		100,000	237	(1,239)	1,476
U.S. Treasury Notes	HUS	0.250%	09/20/2016	0.244%		50,000	23	(1,084)	1,107
U.S. Treasury Notes	RYL	0.250%	03/20/2016	0.207%		62,000	147	(752)	899
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.222%		25,000	42	(429)	471
U.S. Treasury Notes	SOG	0.250%	06/20/2012	0.082%		100,000	63	(267)	330
U.S. Treasury Notes	SOG	0.250%	06/20/2015	0.150%		25,000	110	(221)	331
U.S. Treasury Notes	SOG	0.250%	09/20/2015	0.172%		50,000	185	(689)	874
U.S. Treasury Notes	SOG	0.250%	06/20/2016	0.222%		100,000	169	(1,076)	1,245
U.S. Treasury Notes	SOG	0.250%	09/20/2016	0.244%		50,000	24	(1,095)	1,119
U.S. Treasury Notes	UAG	0.250%	03/20/2016	0.207%		35,500	84	(408)	492
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.222%		125,000	211	(2,169)	2,380
U.S. Treasury Notes	UAG	0.250%	09/20/2016	0.244%		175,700	83	(2,371)	2,454
UBS AG	BPS	0.760%	03/20/2013	0.930%	$	30	0	0	0
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.288%		25,000	580	178	402
United Kingdom Gilt	BOA	1.000%	03/20/2016	0.430%		94,500	2,151	1,202	949
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.466%		66,000	1,493	819	674
United Kingdom Gilt	BOA	1.000%	09/20/2016	0.514%		30,000	653	369	284
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.269%		100,000	2,204	569	1,635
United Kingdom Gilt	BPS	1.000%	06/20/2016	0.466%		50,000	1,131	1,134	(3)
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.288%		72,200	1,676	559	1,117
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.430%		99,200	2,259	1,307	952
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.466%		63,700	1,441	791	650
United Kingdom Gilt	CBK	1.000%	09/20/2016	0.514%		50,000	1,088	410	678
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.269%		67,500	1,488	214	1,274
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.288%		175,000	4,061	1,560	2,501
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.430%		67,500	1,536	908	628
United Kingdom Gilt	DUB	1.000%	06/20/2016	0.466%		38,100	861	659	202
United Kingdom Gilt	DUB	1.000%	09/20/2016	0.514%		46,300	1,007	379	628
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.288%		50,000	1,160	538	622
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.389%		50,000	1,146	1,164	(18)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.430%		20,500	467	396	71
United Kingdom Gilt	GST	1.000%	03/20/2015	0.269%		37,200	819	133	686
United Kingdom Gilt	GST	1.000%	06/20/2015	0.288%		25,000	579	172	407
United Kingdom Gilt	GST	1.000%	12/20/2015	0.389%		155,000	3,551	2,041	1,510
United Kingdom Gilt	GST	1.000%	03/20/2016	0.430%		419,100	9,542	7,141	2,401
United Kingdom Gilt	GST	1.000%	12/20/2016	0.556%		90,000	1,883	180	1,703
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.269%		33,700	742	273	469
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.288%		75,000	1,740	526	1,214
United Kingdom Gilt	JPM	1.000%	12/20/2015	0.389%		47,000	1,077	1,090	(13)
United Kingdom Gilt	MYC	0.250%	03/20/2015	0.269%		30,000	(14)	(339)	325
United Kingdom Gilt	MYC	1.000%	03/20/2015	0.269%		200,000	4,406	1,757	2,649
United Kingdom Gilt	MYC	1.000%	06/20/2015	0.288%		50,000	1,160	333	827
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.466%		23,100	523	400	123
United Kingdom Gilt	MYC	1.000%	12/20/2016	0.556%		47,500	993	47	946
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.269%		147,800	3,257	600	2,657
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.288%		50,000	1,160	527	633
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.466%		127,200	2,877	2,201	676
United Kingdom Gilt	UAG	1.000%	06/20/2015	0.288%		100,000	2,320	1,202	1,118
United Kingdom Gilt	UAG	1.000%	12/20/2015	0.389%		37,300	854	858	(4)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.466%		45,800	1,035	792	243
United Kingdom Gilt	UAG	1.000%	09/20/2016	0.514%		100,000	2,177	489	1,688
Verizon Communications, Inc.	BRC	1.000%	06/20/2013	0.170%		14,205	150	105	45
Verizon Communications, Inc.	CBK	1.000%	06/20/2013	0.170%		10,900	115	97	18
Verizon Communications, Inc.	JPM	1.000%	06/20/2013	0.170%		15,000	158	75	83
Wells Fargo & Co.	FBF	1.000%	09/20/2013	0.322%		1,500	16	(4)	20
Wells Fargo & Co.	SOG	1.000%	12/20/2012	0.238%		20,000	119	12	107

							$(11,060)	$(284,311)	$273,251

40	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date		Notional Amount(4)	Market Value(5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe 16 Index	BOA	(1.000%	)	12/20/2016	EUR	760,200	$10,164	$14,767	$(4,603)
iTraxx Europe 16 Index	BRC	(1.000%	)	12/20/2016		5,700	76	146	(70)
iTraxx Europe 16 Index	CBK	(1.000%	)	12/20/2016		493,200	6,594	9,543	(2,949)
iTraxx Europe 16 Index	DUB	(1.000%	)	12/20/2016		963,200	12,878	19,151	(6,273)
iTraxx Europe 16 Index	FBF	(1.000%	)	12/20/2016		147,900	1,978	2,649	(671)
iTraxx Europe 16 Index	GST	(1.000%	)	12/20/2016		89,700	1,199	1,819	(620)
iTraxx Europe 16 Index	JPM	(1.000%	)	12/20/2016		697,200	9,322	12,562	(3,240)
iTraxx Europe 16 Index	MYC	(1.000%	)	12/20/2016		171,900	2,299	4,499	(2,200)

							$44,510	$65,136	$(20,626)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%		12/20/2014	$	75,200	$6,207	$8,835	$(2,628)
CDX.EM-12 5-Year Index	DUB	5.000%		12/20/2014		99,900	8,246	11,676	(3,430)
CDX.EM-12 5-Year Index	GST	5.000%		12/20/2014		24,300	2,006	2,892	(886)
CDX.EM-12 5-Year Index	HUS	5.000%		12/20/2014		25,000	2,064	2,900	(836)
CDX.EM-12 5-Year Index	JPM	5.000%		12/20/2014		25,000	2,064	2,838	(774)
CDX.EM-12 5-Year Index	MYC	5.000%		12/20/2014		25,000	2,064	2,963	(899)
CDX.EM-12 5-Year Index	UAG	5.000%		12/20/2014		50,000	4,127	4,975	(848)
CDX.EM-13 5-Year Index	BRC	5.000%		06/20/2015		711,200	66,795	88,665	(21,870)
CDX.EM-13 5-Year Index	CBK	5.000%		06/20/2015		20,000	1,878	2,290	(412)
CDX.EM-13 5-Year Index	DUB	5.000%		06/20/2015		526,500	49,448	66,005	(16,557)
CDX.EM-13 5-Year Index	FBF	5.000%		06/20/2015		32,400	3,043	4,200	(1,157)
CDX.EM-13 5-Year Index	GST	5.000%		06/20/2015		50,700	4,762	6,337	(1,575)
CDX.EM-13 5-Year Index	HUS	5.000%		06/20/2015		972,200	91,308	120,759	(29,451)
CDX.EM-13 5-Year Index	JPM	5.000%		06/20/2015		68,100	6,396	7,866	(1,470)
CDX.EM-13 5-Year Index	MYC	5.000%		06/20/2015		153,200	14,389	16,939	(2,550)
CDX.EM-14 5-Year Index	BRC	5.000%		12/20/2015		900	92	108	(16)
CDX.EM-14 5-Year Index	CBK	5.000%		12/20/2015		34,400	3,514	4,214	(700)
CDX.EM-14 5-Year Index	DUB	5.000%		12/20/2015		93,200	9,520	11,399	(1,879)
CDX.EM-14 5-Year Index	HUS	5.000%		12/20/2015		45,000	4,597	5,999	(1,402)
CDX.EM-14 5-Year Index	JPM	5.000%		12/20/2015		28,200	2,880	3,863	(983)
CDX.EM-14 5-Year Index	MYC	5.000%		12/20/2015		8,900	909	1,179	(270)
CDX.EM-14 5-Year Index	UAG	5.000%		12/20/2015		67,900	6,935	9,409	(2,474)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%		06/20/2012		98,248	(1)	0	(1)
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%		06/20/2012		123,660	12	0	12
CDX.HY-8 5-Year Index 35-100%	CBK	0.415%		06/20/2012		94,469	12	0	12
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%		12/20/2012		50,000	375	0	375
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%		12/20/2012		30,000	269	0	269
CDX.IG-9 5-Year Index 15-30%	GST	0.830%		12/20/2012		30,000	188	0	188
CDX.IG-9 5-Year Index 15-30%	GST	0.940%		12/20/2012		33,800	240	0	240
CDX.IG-9 5-Year Index 15-30%	MYC	0.963%		12/20/2012		102,700	748	0	748
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%		12/20/2012		211,322	837	0	837
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%		12/20/2012		96,450	504	0	504
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%		12/20/2012		80,246	423	0	423
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%		12/20/2012		9,838	52	0	52
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%		12/20/2012		13,889	74	0	74
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%		12/20/2012		27,585	147	0	147
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%		12/20/2012		163,965	952	0	952
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%		12/20/2012		241,125	1,418	0	1,418
CDX.IG-9 5-Year Index 30-100%	GST	0.695%		12/20/2012		14,081	74	0	74
CDX.IG-9 5-Year Index 30-100%	GST	0.705%		12/20/2012		21,894	116	0	116
CDX.IG-9 5-Year Index 30-100%	MYC	0.711%		12/20/2012		385,799	2,065	0	2,065
CDX.IG-9 5-Year Index 30-100%	MYC	0.771%		12/20/2012		183,255	1,066	0	1,066
CDX.IG-9 10-Year Index 30-100%	GST	0.508%		12/20/2017		241,125	4,565	0	4,565
CDX.IG-9 10-Year Index 30-100%	GST	0.548%		12/20/2017		62,017	1,311	0	1,311
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%		12/20/2017		144,675	2,759	0	2,759
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%		12/20/2017		130,979	2,805	0	2,805
CDX.IG-10 5-Year Index 30-100%	BOA	0.461%		06/20/2013		241,124	1,341	0	1,341
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%		06/20/2013		132,136	850	0	850
CDX.IG-10 5-Year Index 30-100%	GST	0.463%		06/20/2013		163,579	912	0	912
MCDX-14 5-Year Index	GST	1.000%		06/20/2015		100,000	(318)	(4,866)	4,548
MCDX-15 5-Year Index	CBK	1.000%		12/20/2015		28,100	(229)	(1,093)	864
MCDX-15 5-Year Index	DUB	1.000%		12/20/2015		25,000	(203)	(980)	777
MCDX-15 5-Year Index	GST	1.000%		12/20/2015		25,000	(203)	(972)	769
MCDX-15 5-Year Index	MYC	1.000%		12/20/2015		21,900	(178)	(866)	688
MCDX-15 10-Year Index	CBK	1.000%		12/20/2020		25,000	(1,129)	(1,425)	296
MCDX-15 10-Year Index	GST	1.000%		12/20/2020		25,000	(1,129)	(1,425)	296
MCDX-16 5-Year Index	DUB	1.000%		06/20/2016		25,000	(327)	(214)	(113)

							$313,642	$374,470	$(60,828)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	41

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps

Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered			Market Value		Premiums Paid/(Received)		Unrealized Appreciation
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	BRC	AUD	250,000	$	267,600	$	(4,161)	$	(19,013)	$	14,852
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	FBF		50,000		53,520		(832)		(3,802)		2,970

								$	(4,993)	$	(22,815)	$	17,822

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.410%	01/02/2013	FBF	BRL	180,000	$	850	$0	$850
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		648,400		2,736	(704)	3,440
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		1,574,100		6,812	(632)	7,444
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		321,100		1,718	0	1,718
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		258,900		5,359	31	5,328
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		111,000		2,175	(88)	2,263
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		896,000		18,972	267	18,705
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		257,900		5,461	791	4,670
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		1,183,900		24,254	3,696	20,558
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		306,800		6,288	764	5,524
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		548,000		11,720	(788)	12,508
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		404,300		6,778	189	6,589
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		650,700		11,028	363	10,665
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		43,600		965	68	897
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		345,100		6,598	625	5,973
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		403,000		9,525	356	9,169
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		709,400		17,797	1,426	16,371
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		836,000		21,079	658	20,421
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		522,100		13,925	819	13,106
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		1,252,800		33,812	4,122	29,690
Pay	1-Year BRL-CDI	12.425%	01/02/2013	BPS		297,200		4,822	1,377	3,445
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		51,800		862	25	837
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		3,044,800		74,680	7,519	67,161
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		1,986,200		33,751	2,914	30,837
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RYL		264,500		6,921	1,335	5,586
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		536,400		13,863	1,825	12,038
Pay	1-Year BRL-CDI	10.180%	01/02/2014	HUS		196,400		1,053	545	508
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		250,000		1,487	865	622
Pay	1-Year BRL-CDI	10.380%	01/02/2014	UAG		314,200		2,092	1,303	789
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		981,200		7,043	(2,539)	9,582
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,339,700		18,026	(5,121)	23,147
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,030,200		9,893	(560)	10,453
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		156,300		1,595	103	1,492
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		164,000		1,739	0	1,739
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		346,800		4,011	421	3,590
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		674,100		11,607	(149)	11,756
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		881,500		15,731	(253)	15,984
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		127,400		2,386	31	2,355
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		277,800		6,581	(31)	6,612
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		444,900		12,456	1,893	10,563
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		227,500		6,915	0	6,915
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700		8,300	(60)	8,360
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		442,800		14,665	424	14,241
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		583,600		21,816	2,018	19,798
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		973,700		36,837	2,096	34,741

42	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		316,600	8,278	(228)	8,506
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,514,500	59,881	5,080	54,801
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	CBK	AUD	296,000	8,198	2,965	5,233
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	DUB		242,400	6,714	1,904	4,810
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2017	RYL		49,000	1,357	393	964
Pay	6-Month AUD-BBR-BBSW	5.250%	06/15/2022	GLM		100,000	3,825	1,487	2,338
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	1,720,079	228	832	(604)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		3,248,200	431	530	(99)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		2,098,700	278	852	(574)
Pay	28-Day MXN-TIIE	6.350%	06/02/2021	MYC		770,500	(661)	180	(841)
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	BRC		800,000	656	555	101
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		400,000	328	298	30

							$616,497	$42,792	$573,705

(o)	Written options outstanding on March 31, 2012:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013		$3,725,700	$18,442	$(1,735)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		7,724,000	27,069	(16,683)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		7,246,000	9,310	(10,769)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		3,745,900	21,371	(1,774)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.800%	09/15/2014		10,000,000	59,890	(35,922)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		4,179,200	15,776	(766)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,727,900	22,858	(276)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		270,100	1,840	(27)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		1,370,400	6,167	(2,414)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		2,627,000	18,541	(10,806)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.740%	08/09/2012		1,000,000	3,675	(1,265)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,454,400	14,563	(249)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		4,880,000	17,774	(11,375)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		3,258,000	11,454	(7,594)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,211,300	7,488	(123)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.915%	11/14/2012		9,529,900	26,452	(16,790)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		1,000,000	4,470	(2,331)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,224,600	88,302	(1,137)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		4,628,000	35,685	(19,037)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,564,800	36,619	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,414,800	12,651	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,883,600	31,346	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		1,572,700	16,326	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,986,800	21,576	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		7,158,100	51,376	(18,436)
Put - OTC 3-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		41,200	261	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,774,400	38,574	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,034,000	19,933	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,683,300	48,236	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		1,575,700	15,690	(7,480)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	23,000	(28,843)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		1,000,000	3,800	(4,747)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		1,000,000	3,950	(4,747)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	23,050	(28,843)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,915,300	47,353	(84)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		394,400	2,721	(2,674)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,187,500	20,003	(10,384)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		2,914,000	25,712	(19,757)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		8,600,100	86,088	(40,823)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.000%	03/18/2013		1,327,000	12,466	(14,145)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		2,831,000	14,508	(19,194)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		5,258,000	65,572	(24,959)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		530,800	4,936	(3,510)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		530,800	10,244	(12,367)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,169,000	28,976	(10,296)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		1,000,000	4,300	(6,780)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		2,445,400	11,784	(11,608)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		2,316,200	10,290	(15,704)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.400%	03/18/2013		779,600	7,289	(5,155)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	03/18/2013		779,600	15,124	(18,163)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	11,500	(14,421)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		668,500	16,786	(29)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.550%	08/13/2012		4,904,800	22,953	(33,255)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		6,586,500	73,600	(31,265)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	11,500	(14,421)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		750,000	4,662	0
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		360,000	2,448	0
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	13,437	(3,707)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		246,500	2,416	(731)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		340,000	2,261	0
Put - OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		182,000	1,256	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,995,300	12,243	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	11,650	(2,966)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		719,000	4,889	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	20,516	(5,200)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	619	(2)

								$ 1,337,617	$ (555,777)

See Accompanying Notes	43

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10]- Inflation Adjustment) or 0	03/12/2020	$1,757,700	$ 14,866	$(2,759)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10]- Inflation Adjustment) or 0	04/07/2020	4,179,400	37,277	(6,920)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10]-Inflation Adjustment) or 0	09/29/2020	483,000	6,231	(863)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10]- Inflation Adjustment) or 0	03/10/2020	631,100	4,733	(1,626)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10]- Inflation Adjustment) or 0	10/13/2020	486,300	4,766	(1,382)

						$ 67,873	$(13,550)

Transactions in written call and put options for the period ended March 31, 2012:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 03/31/2011	148,936	$90,627,900	EUR 81,000	$886,675
Sales	195,418	263,992,700	0	1,561,572
Closing Buys	(254,147)	(152,855,400)	0	(950,107)
Expirations	0	(420,500)	0	(2,024)
Exercised	(90,207)	(17,580,600)	0	(90,626)

Balance at 03/31/2012	0	$183,764,100	EUR 81,000	$1,405,490

(p)	Restricted securities as of March 31, 2012:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$57,488	$64,669	0.03%
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010 -11/29/2010	107,027	107,829	0.04%
Continental Airlines, Inc.	6.920%	04/02/2013	10/21/2010	1,629	1,614	0.00%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	157	124	0.00%
Goldman Sachs Group, Inc.	1.570%	08/12/2015	12/01/2009	70,766	62,224	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	4,250	0.00%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	12/11/2008	79	101	0.00%
Royal Bank of Scotland Group PLC	1.997%	03/30/2015	01/06/2011 -07/05/2011	31,276	28,756	0.01%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,198	9,674	0.00%
Santander UK PLC	1.306%	08/28/2017	03/31/2011	88,256	71,500	0.03%

				$367,023	$350,741	0.14%

(q)	Short sales outstanding on March 31, 2012:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	05/01/2042	$705,000	$760,915	$(760,519)
Ginnie Mae	6.000%	05/01/2042	1,900	2,140	(2,142)

				$763,055	$(762,661)

(r)	Foreign currency contracts outstanding on March 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	4,127	05/2012	CBK	$6	$0	$6
Buy		72,800	05/2012	DUB	0	(589)	(589)
Sell		1,010,897	05/2012	DUB	14,246	0	14,246
Buy		567	05/2012	UAG	0	(7)	(7)
Buy	BRL	2,955,007	04/2012	DUB	2,700	0	2,700
Sell		2,311,093	04/2012	DUB	58,672	0	58,672
Sell		3,733,109	04/2012	GST	110,464	0	110,464
Buy		4,845,769	04/2012	HUS	0	(12,345)	(12,345)
Sell		3,000,000	04/2012	HUS	75,570	0	75,570
Buy		3,737,181	04/2012	JPM	0	(54,166)	(54,166)
Sell		2,493,755	04/2012	JPM	71,219	0	71,219
Sell		2,955,007	06/2012	DUB	0	(1,597)	(1,597)
Sell		4,845,769	06/2012	HUS	12,744	0	12,744
Sell		3,737,181	06/2012	JPM	55,098	0	55,098
Sell	CAD	227	04/2012	DUB	0	0	0

44	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Sell		1,158,391	06/2012	CBK	4,282	0	4,282
Buy		227	06/2012	DUB	1	0	1
Sell		1,772,703	06/2012	FBF	10,441	0	10,441
Buy		175	06/2012	JPM	0	0	0
Sell		1,762,574	06/2012	JPM	18,064	0	18,064
Sell		3,000,000	06/2012	RBC	19,684	0	19,684
Buy		600	06/2012	UAG	0	(3)	(3)
Sell		1,722,251	06/2012	UAG	9,798	0	9,798
Sell	CHF	982	05/2012	BRC	0	(10)	(10)
Sell		978	05/2012	BSN	0	(22)	(22)
Sell		117,774	05/2012	CBK	0	(1,245)	(1,245)
Buy	CNY	1,205,010	06/2012	BRC	2,797	0	2,797
Sell		1,527,091	06/2012	BRC	174	(911)	(737)
Buy		1,661,984	06/2012	CBK	2,610	(57)	2,553
Sell		18,238	06/2012	CBK	12	0	12
Buy		1,316,681	06/2012	DUB	746	(40)	706
Sell		358,214	06/2012	DUB	182	0	182
Sell		7,381,512	06/2012	FBF	3,642	(504)	3,138
Buy		853,754	06/2012	GST	776	(9)	767
Buy		5,683,133	06/2012	HUS	10,658	0	10,658
Sell		2,271,043	06/2012	HUS	761	(450)	311
Buy		6,286,763	06/2012	JPM	10,719	(372)	10,347
Sell		2,365,099	06/2012	JPM	479	(3,060)	(2,581)
Buy		1,537,909	06/2012	MSC	3,207	0	3,207
Sell		1,220,324	06/2012	MSC	778	0	778
Buy		1,064,691	06/2012	RYL	2,579	0	2,579
Buy		1,462,000	06/2012	SOG	1,830	0	1,830
Buy		1,287,008	06/2012	UAG	351	(46)	305
Sell		7,217,413	06/2012	UAG	3,344	(1,423)	1,921
Sell		172,487	02/2013	BRC	79	0	79
Buy		170,562	02/2013	CBK	85	0	85
Sell		314,121	02/2013	FBF	271	0	271
Buy		573,579	02/2013	GST	0	(278)	(278)
Buy		150,000	02/2013	JPM	0	(105)	(105)
Buy		406,493	02/2013	UAG	0	(176)	(176)
Sell		814,027	02/2013	UAG	288	0	288
Buy		61,799	08/2013	GST	0	(171)	(171)
Sell		61,799	08/2013	HUS	37	0	37
Sell		75,000	04/2014	HUS	36	0	36
Buy		66,994	04/2014	JPM	0	(374)	(374)
Buy		217,371	04/2014	RYL	0	(1,275)	(1,275)
Sell		209,365	04/2014	UAG	112	0	112
Buy	EUR	100,000	04/2012	BPS	298	0	298
Buy		388,330	04/2012	BRC	14,905	0	14,905
Sell		7,856,426	04/2012	BRC	24,598	(248,701)	(224,103)
Buy		66,815	04/2012	BSN	991	0	991
Buy		1,249,339	04/2012	CBK	16,128	0	16,128
Sell		1,623,788	04/2012	CBK	0	(86,144)	(86,144)
Buy		848,819	04/2012	DUB	2,786	(308)	2,478
Sell		679,922	04/2012	DUB	0	(34,488)	(34,488)
Buy		685,282	04/2012	FBF	6,441	0	6,441
Buy		5,461	04/2012	GST	327	0	327
Buy		26,900	04/2012	HUS	86	0	86
Buy		1,386,502	04/2012	JPM	12,366	0	12,366
Buy		515,607	04/2012	MSC	2,918	0	2,918
Buy		169,906	04/2012	RBC	7,824	0	7,824
Sell		5,030	04/2012	RBC	38	0	38
Buy		1,171,305	04/2012	UAG	6,445	0	6,445
Sell		4,111,226	04/2012	UAG	0	(178,448)	(178,448)
Sell		975,782	05/2012	CBK	0	(9,905)	(9,905)
Sell		692,677	05/2012	DUB	0	(1,732)	(1,732)
Sell		685,282	05/2012	FBF	0	(6,434)	(6,434)
Sell		1,008,222	05/2012	JPM	0	(11,527)	(11,527)
Sell		445,642	05/2012	MSC	0	(1,431)	(1,431)
Sell		814,480	05/2012	UAG	0	(168)	(168)
Buy		725,117	06/2012	BRC	13,932	0	13,932
Buy		131,835	06/2012	BSN	3,141	0	3,141
Buy		43,309	06/2012	CBK	640	(6)	634
Buy		347,137	06/2012	DUB	2,440	0	2,440
Buy		1,256,256	06/2012	JPM	20,578	0	20,578
Buy		12,447	06/2012	MSC	125	0	125
Sell		111	06/2012	MSC	0	(2)	(2)
Buy		11,400	06/2012	RBC	272	0	272
Buy		634,242	06/2012	UAG	10,785	0	10,785
Buy	GBP	682,652	04/2012	BRC	12,330	0	12,330
Buy		177,638	04/2012	BSN	4,835	0	4,835
Buy		2,498	04/2012	CBK	38	0	38
Sell		6	04/2012	CBK	0	0	0
Buy		256,378	04/2012	DUB	7,801	0	7,801
Sell		1,356	04/2012	DUB	0	(11)	(11)
Sell		320,983	04/2012	FBF	0	(4,862)	(4,862)
Sell		795,601	04/2012	GST	0	(25,742)	(25,742)
Sell		34,505	04/2012	HUS	0	(633)	(633)
Buy		31,531	04/2012	JPM	537	0	537
Buy		1,415	04/2012	MSC	19	0	19
Sell		6,175	04/2012	MSC	0	(227)	(227)

See Accompanying Notes	45

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

Buy		3,393	04/2012	RBC	100	0	100
Buy		3,221	04/2012	UAG	64	0	64
Buy		6,707	05/2012	BRC	32	0	32
Sell		578,929	05/2012	BRC	0	(11,229)	(11,229)
Buy		20,716	05/2012	CBK	0	(11)	(11)
Buy		5,964	05/2012	DUB	47	0	47
Buy		182	05/2012	JPM	2	0	2
Sell		312,534	06/2012	CBK	0	(6,652)	(6,652)
Sell		799,793	06/2012	JPM	0	(18,870)	(18,870)
Sell		163,539	06/2012	UAG	0	(3,718)	(3,718)
Sell	HKD	424,268	05/2012	HUS	83	0	83
Sell	IDR	192,505,317	07/2012	BPS	0	(237)	(237)
Sell		418,006,000	07/2012	BRC	0	(362)	(362)
Sell		232,250,000	07/2012	FBF	0	(152)	(152)
Sell		26,328,263	07/2012	GST	0	(22)	(22)
Buy		3,592,626,112	07/2012	HUS	0	(15,239)	(15,239)
Sell		2,085,155,452	07/2012	HUS	0	(1,897)	(1,897)
Sell		338,587,422	07/2012	JPM	0	(686)	(686)
Sell		299,793,658	07/2012	UAG	0	(641)	(641)
Buy	INR	2,500,000	07/2012	BRC	0	(5,562)	(5,562)
Sell		2,535,000	07/2012	BRC	1,177	0	1,177
Buy		8,500,000	07/2012	CBK	0	(21,639)	(21,639)
Sell		1,792,384	07/2012	DUB	679	0	679
Buy		3,562,653	07/2012	JPM	0	(8,034)	(8,034)
Sell		12,457,559	07/2012	JPM	4,622	0	4,622
Buy		2,222,291	07/2012	UAG	0	(5,238)	(5,238)
Buy	JPY	23,433,750	04/2012	BRC	0	(11,213)	(11,213)
Sell		136,999,052	04/2012	BRC	108,186	0	108,186
Buy		187,465,000	04/2012	CBK	0	(98,373)	(98,373)
Sell		182,665,403	04/2012	CBK	143,960	0	143,960
Buy		93,735,000	04/2012	DUB	0	(45,046)	(45,046)
Sell		182,665,403	04/2012	DUB	143,930	0	143,930
Sell		96,413,458	04/2012	FBF	75,330	0	75,330
Buy		164,031,250	04/2012	JPM	0	(86,893)	(86,893)
Sell		91,332,702	04/2012	JPM	72,086	0	72,086
Buy		93,735,000	04/2012	UAG	0	(45,283)	(45,283)
Sell		42,393,982	04/2012	UAG	33,415	0	33,415
Buy		58,375,000	05/2012	BRC	0	(37,807)	(37,807)
Sell		28,191,126	05/2012	BRC	29,456	0	29,456
Sell		64,560,000	05/2012	CBK	59,794	0	59,794
Buy		99,181,000	05/2012	DUB	0	(65,092)	(65,092)
Sell		32,529,734	05/2012	DUB	34,158	0	34,158
Sell		107,829,140	05/2012	JPM	100,548	0	100,548
Buy		98,744,000	05/2012	UAG	0	(65,817)	(65,817)
Sell		23,190,000	05/2012	UAG	21,439	0	21,439
Sell		10,220,576	06/2012	BRC	802	(2)	800
Sell		255,688	06/2012	BSN	0	(20)	(20)
Buy		5,639,200	06/2012	CBK	0	(25)	(25)
Sell		85,506	06/2012	JPM	0	0	0
Buy		15,398	06/2012	MSC	2	0	2
Sell		683,736	06/2012	MSC	79	0	79
Sell		290,586	06/2012	RBC	0	(7)	(7)
Sell		171,008	06/2012	UAG	0	(10)	(10)
Sell	MXN	588,514	05/2012	HUS	0	(1,009)	(1,009)
Sell		2,554,200	05/2012	UAG	0	(880)	(880)
Sell		5,324,160	06/2012	CBK	3,572	0	3,572
Sell		4,447,965	06/2012	DUB	0	(283)	(283)
Sell		1,037,920	06/2012	HUS	654	0	654
Buy		83,084	06/2012	JPM	0	(65)	(65)
Sell		882,782	06/2012	JPM	0	(1,330)	(1,330)
Sell		3,000,000	06/2012	MSC	467	0	467
Buy		43,254	06/2012	UAG	0	(3)	(3)
Sell		1,431,368	06/2012	UAG	0	(371)	(371)
Sell	MYR	445,958	04/2012	BRC	0	(3,357)	(3,357)
Buy		434,998	04/2012	CBK	0	(4,671)	(4,671)
Sell		192,468	04/2012	CBK	0	(598)	(598)
Buy		368,285	04/2012	DUB	0	(3,434)	(3,434)
Buy		286,067	04/2012	JPM	0	(1,000)	(1,000)
Sell		260,475	04/2012	JPM	0	(2,188)	(2,188)
Buy		210,300	04/2012	UAG	0	(644)	(644)
Sell		400,748	04/2012	UAG	0	(3,988)	(3,988)
Buy	SEK	235,618	05/2012	CBK	603	0	603

					$1,518,453	$(1,269,602)	$248,851

46	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

(s)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Fund’s assets and liabilities(2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2012
Investments, at value
Bank Loan Obligations	$0	$1,188,437	$0	$1,188,437
Corporate Bonds & Notes
Banking & Finance	0	52,996,159	378,412	53,374,571
Industrials	0	8,838,650	138,021	8,976,671
Utilities	0	4,022,260	95	4,022,355
Convertible Bonds & Notes
Banking & Finance	0	10,552	0	10,552
Industrials	0	57,801	0	57,801
Municipal Bonds & Notes
Alabama	0	1,338	0	1,338
Arizona	0	30,069	0	30,069
Arkansas	0	1,162	0	1,162
California	0	4,329,759	0	4,329,759
Colorado	0	62,179	0	62,179
Connecticut	0	181	0	181
District of Columbia	0	123,653	0	123,653
Florida	0	103,379	0	103,379
Georgia	0	139,719	0	139,719
Illinois	0	990,123	0	990,123
Indiana	0	64,322	0	64,322
Iowa	0	83,244	0	83,244
Kansas	0	440	0	440
Louisiana	0	109,286	0	109,286
Massachusetts	0	90,893	0	90,893
Michigan	0	62,994	0	62,994
Minnesota	0	1,087	0	1,087
Mississippi	0	11,683	0	11,683
Missouri	0	1,639	0	1,639
Nebraska	0	52,770	0	52,770
Nevada	0	476,376	0	476,376
New Jersey	0	501,367	0	501,367
New York	0	1,458,070	0	1,458,070
North Carolina	0	49,751	0	49,751
Ohio	0	872,829	70,608	943,437
Oregon	0	37,201	0	37,201
Pennsylvania	0	96,199	0	96,199
Puerto Rico	0	14,610	0	14,610
Rhode Island	0	7,235	0	7,235
South Carolina	0	387	0	387
South Dakota	0	1,626	0	1,626
Tennessee	0	8,494	0	8,494
Texas	0	483,180	0	483,180
Utah	0	7,555	0	7,555
Virginia	0	7,395	0	7,395
Washington	0	42,628	0	42,628
West Virginia	0	121,209	0	121,209
Wisconsin	0	450	0	450
U.S. Government Agencies	0	126,483,619	3,122,410	129,606,029
U.S. Treasury Obligations	0	46,844,885	0	46,844,885
Mortgage-Backed Securities	0	16,296,970	331,336	16,628,306
Asset-Backed Securities	0	4,875,575	408,069	5,283,644
Sovereign Issues	0	17,807,415	0	17,807,415
Convertible Preferred Securities
Banking & Finance	38,213	0	0	38,213
Industrials	0	0	2,359	2,359
Utilities	11,261	0	0	11,261
Preferred Securities
Banking & Finance	166,265	6,600	0	172,865
Short-Term Instruments
Certificates of Deposit	0	736,194	0	736,194
Repurchase Agreements	0	5,959,573	0	5,959,573
Japan Treasury Bills	0	2,054,668	0	2,054,668
Mexico Treasury Bills	0	361,441	0	361,441
U.S. Treasury Bills	0	790	0	790
PIMCO Short-Term Floating NAV Portfolios	8,730,559	0	0	8,730,559

	$8,946,298	$298,988,071	$4,451,310	$312,385,679

Short Sales, at value	$0	$(762,661)	$0	$(762,661)

Financial Derivative Instruments(7) - Assets
Credit Contracts	0	372,009	0	372,009
Foreign Exchange Contracts	0	1,536,275	0	1,536,275
Interest Rate Contracts	12,473	841,960	0	854,433

	$12,473	$2,750,244	$0	$2,762,717
Financial Derivative Instruments(7) - Liabilities
Credit Contracts	0	(201,250)	0	(201,250)
Foreign Exchange Contracts	0	(1,269,602)	0	(1,269,602)
Interest Rate Contracts	(290,518)	(570,325)	(13,550)	(874,393)

	$(290,518)	$(2,041,177)	$(13,550)	$(2,345,245)

Totals	$8,668,253	$298,934,477	$4,437,760	$312,040,490

See Accompanying Notes	47

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2012:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2012 (9)
Investments, at value
Bank Loan Obligations	$44,644	$0	$(45,000)	$0	$0	$356	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	253,727	286,356	(100,898)	(193)	5,324	(5,362)	0	(60,542)	378,412	4,570
Industrials	182,410	0	(42,795)	(382)	(189)	(1,023)	0	0	138,021	890
Utilities	1,223	0	(1,064)	2	(20)	(46)	0	0	95	(9)
Municipal Bonds & Notes
Ohio	0	81,127	(10,600)	232	702	(853)	0	0	70,608	(853)
U.S. Government Agencies	138,153	3,035,027	(53,452)	(853)	(175)	1,727	1,983	0	3,122,410	939
Mortgage-Backed Securities	70,004	312,410	(27,493)	1,712	2,680	(5,636)	30,519	(52,860)	331,336	(7,840)
Asset-Backed Securities	826,972	297,161	(181,589)	6,540	5,924	(8,287)	102,386	(641,038)	408,069	1,285
Sovereign Issues	549,754	0	(550,868)	14	0	1,100	0	0	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	2,359	0	0	2,359	2,359

	$2,066,887	$4,012,081	$(1,013,759)	$7,072	$14,246	$(15,665)	$134,888	$(754,440)	$4,451,310	$1,341
Financial Derivative Instruments(7) - Liabilities
Interest Rate Contracts	$(275,943)	$0	$0	$0	$144,549	$117,844	$0	$0	$(13,550)	$31,432

Totals	$1,790,944	$4,012,081	$(1,013,759)	$7,072	$158,795	$102,179	$134,888	$(754,440)	$4,437,760	$32,773

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended March 31, 2012.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2012 may be due to an investment no longer held or categorized as level 3 at period end.

(t)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$165,745	$165,745
Unrealized appreciation on foreign currency contracts	0	0	0	1,518,453	0	1,518,453
Unrealized appreciation on OTC swap agreements	0	367,487	0	17,822	575,823	961,132

	$0	$367,487	$0	$1,536,275	$741,568	$2,645,330

Liabilities:
Written options outstanding	$0	$0	$0	$0	$569,327	$569,327
Variation margin payable on financial derivative instruments (2)	0	7,822	0	0	78,434	86,256
Unrealized depreciation on foreign currency contracts	0	0	0	1,269,602	0	1,269,602
Unrealized depreciation on OTC swap agreements	0	198,050	0	0	2,118	200,168

	$0	$205,872	$0	$1,269,602	$649,879	$2,125,353

48	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	March 31, 2012

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$0	$0	$13,553	$13,553
Net realized gain on futures contracts	0	0	0	0	2,209,716	2,209,716
Net realized gain (loss) on written options	(68,547)	31,678	9,516	2,024	(142,639)	(167,968)
Net realized gain (loss) on swaps	0	99,344	0	3,271	(2,701,005)	(2,598,390)
Net realized (loss) on foreign currency transactions	0	0	0	(440,388)	0	(440,388)

	$(68,547)	$131,022	$9,516	$(435,093)	$(620,375)	$(983,477)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized (depreciation) on futures contracts	$0	$0	$0	$0	$(167,533)	$(167,533)
Net change in unrealized appreciation (depreciation) on written options	0	(2,238)	0	(1,794)	1,099,069	1,095,037
Net change in unrealized appreciation (depreciation) on swaps	0	(244,419)	0	3,511	785,768	544,860
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	210,536	0	210,536

	$0	$(246,657)	$0	$212,253	$1,717,304	$1,682,900

(1)	See note 5 in the Notes to Financial Statements for additional information.

(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(278,045) and open centrally cleared swaps cumulative appreciation/(depreciation) of $255,029 as reported in the Notes to Schedule of Investments.

(u)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2012:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures(1)
BOA	$(19,882)	$(28,790)	$(48,672)
BPS	17,339	(23,600)	(6,261)
BRC	(54,127)	8,447	(45,680)
BSN	8,925	(6,760)	2,165
CBK	(5,222)	(3,230)	(8,452)
DUB	117,317	(138,230)	(20,913)
FBF	105,627	(110,990)	(5,363)
GLM	44,892	(63,620)	(18,728)
GST	93,341	(174,560)	(81,219)
HUS	258,809	(292,930)	(34,121)
JPM	203,364	(207,880)	(4,516)
MSC	5,935	(30,414)	(24,479)
MYC	70,375	(113,175)	(42,800)
RBC	60,018	(57,170)	2,848
RYL	(73,560)	65,350	(8,210)
SOG	2,421	(2,490)	(69)
UAG	(204,188)	184,736	(19,452)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties at risk.

See Accompanying Notes	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Total Return Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of PIMCO Total Return Fund (the “Fund”) as of March 31, 2012, and for the year then ended and have issued our unqualified report thereon dated May 25, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s schedule of investments in securities (the “Schedule”) as of March 31, 2012 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit. In our opinion, the Schedule referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2012

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2012

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: June 6, 2012